UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21114

ProShares Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Address of principal executive offices) (Zip code)

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1).

ANNUAL REPORT

MAY 31, 2021

Decline of the Retail Store ETF  EMTY

DJ Brookfield Global Infrastructure ETF  TOLZ

Equities for Rising Rates ETF  EQRR

Global Listed Private Equity ETF  PEX

Hedge Replication ETF  HDG

High Yield–Interest Rate Hedged  HYHG

Inflation Expectations ETF  RINF

Investment Grade–Interest Rate Hedged  IGHG

K-1 Free Crude Oil Strategy ETF*  OILK

Large Cap Core Plus  CSM

Long Online/Short Stores ETF  CLIX

Managed Futures Strategy ETF*  FUT

Merger ETF  MRGR

Morningstar Alternatives Solution ETF  ALTS

MSCI EAFE Dividend Growers ETF  EFAD

MSCI Emerging Markets Dividend Growers ETF  EMDV

MSCI Europe Dividend Growers ETF  EUDV

MSCI Transformational Changes ETF  ANEW

Nasdaq-100 Dorsey Wright Momentum ETF  QQQA

Online Retail ETF  ONLN

Pet Care ETF  PAWZ

RAFITM Long/Short  RALS

Russell 2000 Dividend Growers ETF  SMDV

Russell U.S. Dividend Growers ETF  TMDV

S&P 500® Bond ETF  SPXB

S&P 500® Dividend Aristocrats ETF  NOBL

S&P 500® Ex-Energy ETF  SPXE

S&P 500® Ex-Financials ETF  SPXN

S&P 500® Ex-Health Care ETF  SPXV

S&P 500® Ex-Technology ETF  SPXT

S&P MidCap 400® Dividend Aristocrats ETF  REGL

S&P Technology Dividend Aristocrats ETF  TDV

Short Term USD Emerging Markets Bond ETF  EMSH

*  The K-1 Free Crude Oil Strategy ETF and Managed Futures Strategy ETF funds are consolidated with Cayman Crude Oil Strategy Portfolio and Cayman Portfolio I, respectively. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XXXVIII	Expense Examples
1	Schedule of Portfolio Investments
92	Statements of Assets and Liabilities
99	Statements of Operations
106	Statements of Changes in Net Assets
118	Financial Highlights
136	Notes to Financial Statements
161	Report of Independent Registered Public Accounting Firm
162	Board Approval of Investment Advisory Agreement
164	Miscellaneous Information
165	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

As the economy and local communities continue to recover from the impacts of COVID-19, we would like to reaffirm our commitment to providing our clients with the products and services that help them meet their investment goals and objectives. I am pleased to present the ProShares Trust Annual Report for the 12-months ended May 31, 2021.

U.S. Stocks Rally as the Country Recovers from the Pandemic

Stocks rallied early in the reporting period as some states eased COVID-19 restrictions, though economic uncertainties lingered. Stocks and bonds both benefited as lawmakers and the Federal Reserve introduced programs that offered trillions of dollars in combined stimulus. The stock market rally continued through the close of 2020 due primarily to the FDA's emergency authorization of two COVID-19 vaccines and the potential for a reopening economy that followed.

Equities continued to climb in the first five months of 2021 due to strong first-quarter corporate earnings, Congress's approval of an additional $1.9 trillion coronavirus stimulus package, and significant progress on the distribution and administration of vaccines.

Over the 12-month reporting period, the large-cap S&P 500 rose 40.3%, and the Dow® returned 38.8%. The S&P MidCap 400® gained 56.8%, while the small-cap Russell 2000® Index climbed 64.6%. All 11 Dow Jones U.S. Industry Index sectors rose. The best-performing sectors were basic materials (61.9%), industrials (53.7%) and financials (52.3%).

International Equities Record Strong Returns

Global stock markets also rallied during the reporting period. The MSCI EAFE Index® , which tracks developed markets outside North America, climbed 38.4%. The MSCI Europe Index® returned 42.7%. Asian-Pacific markets had mixed performances in 2020, with Chinese and South Korean markets enjoying the best results, along with those in Japan, Taiwan and India.

U.S. Treasury Bonds Decline

The Fed's stimulus in 2020 — including trimming the Federal Funds rate, reestablishing significant quantitative easing and creating programs to support the markets — helped boost the performance of corporate bonds. The Fed maintained the stimulus throughout the reporting period. Credit, especially investment-grade and high-yield corporate bonds, outperformed Treasurys. With the Federal Funds rate at 0%, interest rates fell to historic lows last year. Credit spreads on both investment-grade and high-yield indexes tightened, generating positive returns over the reporting period. Through the first five months of 2021, interest rates and inflation climbed slightly. Nevertheless, the Fed pledged to maintain accommodative monetary policy until the United States nears full employment or inflation rises above 2%.

Over the 12 months, the Bloomberg Barclays U.S. Aggregate Bond Index® declined 0.4%. The Ryan Labs Treasury 30-Year and 10-Year Indexes fell 17.1% and 7.0%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index, gained 3.3%, while their high-yield peers surged 12.3%, based on the Markit iBoxx $ Liquid High Yield Index.

Economy Contracts in 2020 but Starts to Recover

During the fourth quarter, as the United States began to recover from the pandemic, the economy managed to expand at a 4% annualized rate. For 2020 overall, however, the economy contracted 3.5%. The economy continued to grow at a healthy rate in the first quarter of 2021, as real GDP advanced at an annual rate of 6.4%. The U.S. dollar fell 8.9%, based on the Bloomberg Dollar Spot Index.

Markets Benefit Equity Investors, and Fund Launches Provide New Opportunities

The robust economic recovery and strong U.S. equity market performance during the reporting period offered investors opportunities across a number of ProShares ETFs. Thematic ETFs, in particular, benefited from a variety of trends, such as large numbers of people working from home, retail disruption as consumers purchased more goods online, and the "puppy boom" that saw people adopting a record number of pets.

In October 2020, ProShares added a new fund to its thematic ETF lineup that was specifically designed to help investors take advantage of some of the accelerating trends reshaping our daily lives: the ProShares MSCI Transformational Changes ETF (ANEW). ANEW invests in companies that may benefit from transformational changes in how we work, take care of our health, and consume and connect — changes accelerated by COVID-19.

We also launched a factor-based fund during the reporting period, designed to help investors take potential advantage of momentum in the Nasdaq-100. The ProShares Nasdaq-100 Dorsey Wright Momentum ETF (QQQA) is the first ETF focusing on select Nasdaq-100 index stocks identified as having the greatest potential to outperform. QQQA tracks the Nasdaq-100 Dorsey Wright Momentum Index, which is based on Dorsey Wright's proprietary "Relative Strength" signal.

During the 12 months, ProShares' assets under management rose from $35.6 billion to $51.6 billion.

We thank you for the trust and confidence you place in us by choosing to invest in ProShares ETFs, and we appreciate the opportunity to continue to serve your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2021 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Thirty one (31) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report, and two ProShares Strategic ETFs were launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2 The Managed Futures Strategy ETF is an actively managed fund and is designed to meet a specified investment objective ("Actively Managed Fund").

ProShares Decline of the Retail Store ETF (EMTY) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the index. The Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day, not for any other period. This means that the Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY). Using this approach, PSA determines the type, quantity and mix of investment positions that a Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) should hold to approximate the daily performance of its index.

When managing the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY), PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY). When managing the Active Funds, PSA uses its discretion to invest the assets of each Fund in the manner it believes is best suited to meet the Fund's investment objective.

ProShares Long Online/Short Stores ETF (CLIX), ProShares Large Cap Core Plus (CSM), ProShares Decline of the Retail Store ETF (EMTY),

ProShares Managed Futures Strategy ETF (FUT), ProShares Hedge Replication ETF (HDG), ProShares High Yield-Interest Rate Hedged (HYHG), ProShares Investment Grade-Interest Rate Hedged (IGHG), ProShares Merger ETF (MRGR), ProShares RAFITM Long/Short (RALS), and ProShares Inflation Expectations ETF (RINF) make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Although ProShares Morningstar Alternatives Solution ETF (ALTS) seeks to achieve its investment objective by investing primarily in underlying ProShares ETFs and does not directly invest in derivatives, certain of its underlying ProShares ETFs may obtain investment exposure through derivatives which in turn subjects ALTS to the risks associated with the use of derivatives.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20213:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2021, the Matching Funds are: ProShares Morningstar Alternatives Solution ETF (ALTS); ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG); ProShares Short Term USD Emerging Markets Bond ETF (EMSH); ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares RAFITM Long/Short (RALS); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Equities for Rising Rates ETF (EQRR); ProShares Long Online/Short Stores ETF (CLIX); ProShares S&P 500 Bond ETF (SPXB); ProShares Online Retail ETF (ONLN); ProShares Russell U.S. Dividend Growers ETF (TMDV), and ProShares S&P 500 Technology Dividend Aristocrats ETF (TDV), ProShares K-1 Free Crude Oil Strategy ETF (OILK), ProShares MSCI Transformational Changes ETF (ANEW) and ProShares Nasdaq-100 Dorsey Wright Momentum ETF (QQQA).

3  Past performance is not a guarantee of future results.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2021 :: III

their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and ProShares Decline of the Retail Store ETF's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.4

•  Active Management: The ability of PSA to successfully select investments and make investment decisions that are suited to achieving an Active Fund's investment objective is a principal factor driving an Active Fund's performance.

•  Compounding of Daily Returns and Volatility: ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than the inverse of the Fund's index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be more or less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility and inverse exposure each exacerbates the impact of compounding on the Fund's performance. During periods of higher index volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2021, was 17.28%, which was lower than the prior year's volatility of 32.96%. The volatility of the Fund's index was 44.39%.

•  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR depreciated from 0.09% to 0.06% during the fiscal year. The one-month LIBOR also decreased during the fiscal year from 0.18% to 0.09%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching and Active Funds, may generally be higher and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return the inverse of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds. Daily repositioning of the portfolio of ProShares Decline of the Retail Store ETF (EMTY) to maintain exposure consistent with its investment objective and high levels of shareholder creation and redemption activity may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the Fund's daily NAV.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may also obtain exposure to securities not contained in their respective index or in financial instruments. ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to securities not contained in its index or in financial instruments with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of its index.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

4  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) negatively impact the performance of those Funds relative to their respective indexes. Performance of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) will generally differ from the performance of the Fund's index.

IV :: MAY 31, 2021 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Decline of the Retail Store ETF (the "Fund") seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (–1x) to the Solactive-ProShares Bricks and Mortar Retail Store Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. For the year ended May 31, 2021, the Fund had a total return of –52.02%1. For the same period, the Index had a total return of 93.34%2 and a volatility of 44.39%. For the period, the Fund had an average daily volume of 21,850 shares.

The Fund invests in financial instruments that ProShare Advisors LLC (the "Advisor") believes, in combination, should produce daily returns consistent with the Funds' investment objective. The Index is constructed and maintained by Solactive AG. The Index seeks to measure the performance of publicly traded "bricks and mortar" retail companies whose retail revenue is derived principally from in-store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. Companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales to be included in the Index. In addition a company must be domiciled in the US; its securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index includes only U.S. companies. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Decline of the Retail Store ETF from November 14, 2017 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (11/14/17)
ProShares Decline of the Retail Store ETF	-52.02%	-21.79%
Solactive-ProShares Bricks and Mortar Retail Store Index	93.34%	18.30%

Expense Ratios**

Fund	Gross	Net
ProShares Decline of the Retail Store ETF	0.66%	0.66%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Solactive-ProShares Bricks and Mortar Retail
Store Composite Index – Composition

% of Index
Consumer Discretionary	74.3%
Consumer Staples	23.2%
Materials	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: DECLINE OF THE RETAIL STORE ETF EMTY :: V

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 18.38%1. For the same period, the Index had a total return of 17.88%2 and a volatility of 14.30%. For the period, the Fund had an average daily volume of 29,337 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	18.38	%**	6.89%	5.46%
Dow Jones Brookfield Global Infrastructure Composite Index	17.88%		6.47%	5.09%

Expense Ratios***

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.47%	0.47%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Closed End Funds	1%
Master Limited Partnership	7%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	8.3%
Crown Castle International Corp.	5.9%
Enbridge, Inc.	5.8%
Vinci SA	4.2%
National Grid plc	3.8%

Dow Jones Brookfield Global Infrastructure Composite Index – Composition

% of Index
Utilities	36.7%
Energy	28.6%
Real Estate	16.7%
Transportation	8.5%
Capital Goods	5.3%
Telecommunication Services	3.3%
Others	0.5%
Media & Entertainment	0.4%

Dow Jones Brookfield Global Infrastructure Composite Index – Country

% of Index
United States	50.7%
Canada	15.0%
Spain	6.3%
United Kingdom	6.3%
France	5.1%
Australia	4.0%
Italy	3.3%
Others	2.8%
China	2.8%
Hong Kong	2.4%
Japan	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Equities for Rising Rates ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the "Index"). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. For the year ended May 31, 2021, the Fund had a total return of 75.88%1. For the same period, the Index had a total return of 76.77%2 and a volatility of 30.08%. For the period, the Fund had an average daily volume of 2,764 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider). The component securities of the Index are selected by the Index Provider from a universe of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Equities for Rising Rates ETF from July 24, 2017 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (7/24/17)
ProShares Equities for Rising Rates ETF	75.88%	8.19%
Nasdaq U.S. Large Cap Equities for Rising Rates Index	76.77%	8.64%

Expense Ratios**

Fund	Gross	Net
ProShares Equities for Rising Rates ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Charles Schwab Corp. (The)	3.1%
Citizens Financial Group, Inc.	3.1%
Bank of America Corp.	3.1%
PNC Financial Services Group, Inc. (The)	3.0%
Raymond James Financial, Inc.	3.0%

Nasdaq U.S. Large Cap Equities for Rising Rates Index – Composition

% of Index
Financials	30.6%
Energy	24.4%
Basic Materials	21.2%
Industrials	16.2%
Telecommunications	7.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: EQUITIES FOR RISING RATES ETF EQRR :: VII

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 59.40%1. For the same period, the Index had a total return of 60.56%2 and a volatility of 16.66%. For the period, the Fund had an average daily volume of 1,574 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, published by LPX AG ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from February 26, 2013 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (2/26/13)
ProShares Global Listed Private Equity ETF	59.40%	9.82%	8.78%
LPX Direct Listed Private Equity Index	60.56%	10.07%	9.24%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	4.19%	3.41%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	86%
Closed End Funds	11%
Master Limited Partnership	2%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
3i Group plc	9.9%
Ares Capital Corp.	9.7%
Onex Corp.	8.6%
Eurazeo SE	6.8%
Wendel SE	5.8%

LPX Direct Listed Private Equity
Index – Country

% of Index
United States	45.9%
United Kingdom	17.0%
France	12.8%
Canada	8.5%
Switzerland	5.0%
Sweden	4.3%
Germany	2.6%
Belgium	2.0%
Guernsey	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model® — Exchange Series (the "Benchmark"). For the year ended May 31, 2021, the Fund had a total return of 15.57%1. For the same period, the Benchmark had a total return of 16.75%2 and a volatility of 7.57%. For the period, the Fund had an average daily volume of 5,419 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Benchmark. The Benchmark, sponsored by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from July 12, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (7/12/11)
ProShares Hedge Replication ETF	15.57%	4.78%	2.91%
Merrill Lynch Factor Model — Exchange Series Benchmark	16.75%	5.79%	3.90%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.62%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	20%
Swap Agreements (Long)	24%
Swap Agreements (Short)	(7%)
Long Euro Futures Contracts	10%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Caesars Entertainment, Inc.	0.2%
Penn National Gaming, Inc.	0.1%
GameStop Corp.	0.1%
Plug Power, Inc.	0.1%
Darling Ingredients, Inc.	0.1%

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
Three-month U.S. Treasury Bills	68.0%
Russell 2000® Total Return Index	33.3%
MSCI Emerging Markets Free USD Net Total Return	5.5%
S&P 500® Total Return Index	4.7%
Proshares Ultrashort Euro ETF	(4.9%)
MSCI EAFE USD Net Total Return Index	(6.6%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HEDGE REPLICATION ETF HDG :: IX

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 12.22%1. For the same period, the Index had a total return of 13.20%2 and a volatility of 5.71%. For the period, the Fund had an average daily volume of 10,823 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in U.S. dollar denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody's Investors Service, Inc and Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2021, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 21, 2013 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (5/21/13)
ProShares High Yield-Interest Rate Hedged	12.22%	5.18%	2.49%
FTSE High Yield (Treasury Rate-Hedged) Index	13.20%	5.78%	3.34%

Expense Ratios**

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.51%	0.51%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
High Yield Bonds	97%
U.S. Treasury Notes Futures Contracts	(91%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
TransDigm, Inc., 6.25%, due 03/15/26	2.1%
Ford Motor Co., 9.00%, due 04/22/25	1.6%
American Airlines, Inc., 5.50%, due 04/20/26	1.5%
Carnival Corp., 11.50%, due 04/01/23	1.5%
Occidental Petroleum Corp., 2.90%, due 08/15/24	1.4%

FTSE High Yield (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bonds
Industrials	84.8%
Utilities	8.8%
Financials	6.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: HYHG HIGH YIELD-INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 25.64%1. For the same period, the Index had a total return of 26.49%2 and a volatility of 9.81%. For the period, the Fund had an average daily volume of 10,488 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from January 10, 2012 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Since Inception (1/10/12)
ProShares Inflation Expectations ETF	25.64	%**	3.76%	-1.42%
FTSE 30-Year TIPS (Treasury Rate-Hedged) Index	26.49%		3.10%	-1.22%

Expense Ratios***

Fund	Gross	Net
ProShares Inflation Expectations ETF	1.13%	0.30%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	66%
Swap Agreements (Long)	34%
Swap Agreements (Long exposure to inverse index)	156%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE 30-Year TIPS (Treasury Rate-Hedged)
Index – Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(157%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INFLATION EXPECTATIONS ETF RINF :: XI

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 12.40%1. For the same period, the Index had a total return of 13.26%2 and a volatility of 3.78%. For the period, the Fund had an average daily volume of 58,225 shares.

The Fund invests in a combination of financial instruments that The Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2021, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	12.40%	4.21%	2.81%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index	13.26%	4.33%	3.04%

Expense Ratios**

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	95%
U.S. Treasury Notes/Bonds Futures Contracts	(97%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Goldman Sachs Group, Inc. (The), 6.75%, due 10/01/37	1.8%
Pfizer, Inc., 7.20%, due 03/15/39	1.4%
GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	1.3%
International Business Machines Corp., 3.50%, due 05/15/29	1.0%
GlaxoSmithKline Capital, Inc., 6.38%, due 05/15/38	0.9%

FTSE Corporate Investment Grade (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	49.3%
Financials	40.0%
Utilities	10.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: IGHG INVESTMENT GRADE-INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM (the "Index")**. For the year ended May 31, 2021, the Fund had a total return of 75.34%1. For the same period, the Index had a total return of 71.98%2 and a volatility of 31.52%. For the period, the Fund had an average daily volume of 40,518 shares.

The Fund generally will not invest directly in WTI crude oil futures. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Fund's Advisor and invests directly in WTI crude oil futures. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	75.34%	-9.17%
West Texas Intermediate crude oil futures markets	77.98%	-3.25%
Bloomberg Commodity Balanced WTI Crude Oil Index	71.98%	6.95%

Expense Ratios***

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.68%	0.68%

**As of May 18, 2021, the Fund's underlying index changed from West Texas Intermediate crude oil futures markets to Bloomberg Commodity Balanced WTI Crude Oil Index. The change was made in order to match the Fund's underlying index to its Investment Objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	100%
Total Exposure	100%

WTI crude oil futures markets – Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: K-1 Free Crude Oil Strategy ETF OILK :: XIII

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 39.97%1. For the same period, the Index had a total return of 40.93%2 and a volatility of 17.25%. For the period, the Fund had an average daily volume of 12,856 shares.

The Fund invests in financial instruments that Advisor believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Large Cap Core Plus from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Large Cap Core Plus	39.97%	15.25%	13.55%
Credit Suisse 130/30 Large Cap Index	40.93%	15.96%	14.32%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	94%
Swap Agreements (Long)	36%
Swap Agreements (Short)	(30%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	3.9%
Apple, Inc.	3.8%
Amazon.com, Inc.	2.5%
Facebook, Inc., Class A	1.4%
Alphabet, Inc., Class A	1.2%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	24.5%
Health Care	15.5%
Consumer Discretionary	14.6%
Financials	13.4%
Communication Services	11.3%
Industrials	6.2%
Consumer Staples	5.6%
Real Estate	3.5%
Energy	3.0%
Materials	1.5%
Utilities	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: CSM LARGE CAP CORE PLUS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Long Online/Short Stores ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 16.23%1. For the same period, the Index had a total return of 17.00%2 and a volatility of 29.95%. For the period, the Fund had an average daily volume of 41,109 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by SolactiveAG. The Index consists of long positions in the online retailers included in the ProShares Online Retail Index and short positions in the "bricks and mortar" retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Long Online/Short Stores ETF from November 14, 2017 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (11/14/17)
ProShares Long Online/Short Stores ETF	16.23%	21.56%
ProShares Long Online/Short Stores Index	17.00%	21.96%

Expense Ratios**

Fund	Gross	Net
ProShares Long Online/Short Stores ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	93%
Swap Agreements (Long)	7%
Swap Agreements (Short)	(50%)
Total Exposure	50%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	21.7%
Alibaba Group Holding Ltd. (ADR)	12.2%
eBay, Inc.	3.7%
Wayfair, Inc., Class A	3.2%
Etsy, Inc.	3.1%

ProShares Long Online/Short Stores Index – Composition

% of Index
Consumer Discretionary	91.5%
Consumer Staples	7.7%
Materials	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: LONG ONLINE/SHORT STORES ETF CLIX :: XV

ProShares Managed Futures Strategy ETF (the "Fund") seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. This actively managed Fund uses the S&P® Strategic Futures Index as a performance benchmark (the "Benchmark"). For the year ended May 31, 2021, the Fund had a total return of 4.26%1. For the same period, the Benchmark had a total return of 5.47%2 and a volatility of 4.40%. For the period, the Fund had an average daily volume of 1,468 shares.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Fund's Advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Subsidiary has the same investment objective as the Fund. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Managed Futures Strategy ETF from February 17, 2016 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (2/17/16)
ProShares Managed Futures Strategy ETF	4.26%	1.24%	1.07%
S&P® Strategic Futures Index	5.47%	2.90%	2.69%

Expense Ratios**

Fund	Gross	Net
ProShares Managed Futures Strategy ETF	0.76%	0.76%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Commodity Futures
Contracts (Long)	30%
Commodity Futures
Contracts (Short)	(9%)
Currency Futures
Contracts (Long)	25%
Currency Futures
Contracts (Short)	(10%)
U.S. Treasury Notes
Futures Contracts (Short)	(17%)
U.S. Treasury Bonds
Futures Contracts (Short)	(13%)
Total Exposure	6%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Strategic Futures
Index – Composition

Commodities Holdings	% of Benchmark
Gold	2.8%
Lean Hogs	2.7%
Soybeans	2.5%
Cotton	2.3%
Coffee	2.2%
Copper	2.2%
Sugar	2.1%
Corn	2.1%
Natural Gas	1.9%
Wheat	1.7%
Silver	1.2%
Heating Oil	1.1%
Unleaded Gasoline	1.1%
Crude Oil	1.0%
Cocoa	(3.4%)
Live Cattle	(5.5%)

Currency Exposure	% of Benchmark
Switzerland Franc	6.2%
Euro	5.7%
Canadian Dollar	5.5%
British Pound	4.7%
Australian Dollar	3.1%
Japanese Yen	(8.9%)
Fixed Income Holdings	% of Benchmark
30 Year Bond	(12.0%)
10 Year Note	(18.3%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (S&P SFI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: FUT MANAGED FUTURES STRATEGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 8.72%1. For the same period, the Index had a total return of 9.70%2 and a volatility of 3.00%. For the period, the Fund had an average daily volume of 6,993 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. The Index, created by Standard & Poor's® , is comprised of a maximum of 80 companies, including up to 40 companies that are currently targets in merger deals, which are represented by long positions in the Index, and up to 40 companies that are acquirers for the same stock merger deals, which are represented by short positions in the Index The Index includes a cash component, which earns the three-month U.S. Treasury Bill rate. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2021, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Merger ETF from December 11, 2012 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (12/11/12)
ProShares Merger ETF	8.72%	2.87%	1.07%
S&P Merger Arbitrage Index	9.70%	3.55%	2.07%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	3.49%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements (Long)	25%
Swap Agreements (Short)	(46%)
Forward Currency Contracts	(10%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
CIT Group, Inc.	4.4%
Maxim Integrated Products, Inc.	3.1%
TCF Financial Corp.	2.8%
Athene Holding Ltd., Class A	2.8%
PRA Health Sciences, Inc.	2.6%

S&P Merger Arbitrage
Index – Composition

% of Index
Consumer Discretionary	20.5%
Health Care	19.6%
Information Technology	17.1%
Materials	12.9%
Industrials	9.1%
Communication Services	8.9%
Utilities	8.4%
Financials	5.2%
Real Estate	0.4%
Consumer Staples	(2.1%)

Regional Exposure

% of Index
United States	89.2%
Canada	3.2%
United Kingdom	3.0%
France	3.0%
Germany	2.9%
Ireland	1.3%
Netherlands	(2.6%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MERGER ETF MRGR :: XVII

ProShares Morningstar Alternatives Solution ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified AlternativesSM Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 16.56%1. For the same period, the Index had a total return of 16.32%2 and a volatility of 5.17%. For the period, the Fund had an average daily volume of 886 shares.

The Fund invests in exchange traded funds ("ETFs") that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide diversified exposure to alternative asset classes. The Index consists of a comprehensive set of exchange-traded funds in the ProShares lineup that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge-fund replication, private equity, infrastructure- or inflation-related investments.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Morningstar Alternatives Solution ETF from October 8, 2014 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (10/8/14)
ProShares Morningstar Alternatives Solution ETF	16.56%	2.75%	1.80%
Morningstar Diversified Alternatives Index	16.32%	2.78%	1.87%

Expense Ratios**

Fund	Gross	Net
ProShares Morningstar Alternatives Solution ETF	1.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Funds	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ProShares Hedge Replication ETF	24.7%
ProShares Inflation Expectations ETF	17.3%
ProShares Merger ETF	14.0%
ProShares Global Listed Private Equity ETF	13.5%
ProShares RAFI Long/Short	13.0%

Morningstar Diversified Alternatives Index – Composition

Strategy	% of Index
Hedge Fund Replication	24.7%
Inflation	17.3%
Long/Short	14.0%
Private Equity	13.5%
Market Neutral	13.0%
Infrastructure	12.1%
Managed Futures	5.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: ALTS MORNINGSTAR ALTERNATIVES SOLUTION ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 29.30%1. For the same period, the Index had a total return of 29.70%2 and a volatility of 12.40%. For the period, the Fund had an average daily volume of 8,852 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	29.30	%**	7.49%	4.19%
MSCI EAFE Dividend Masters Index	29.70%		7.96%	4.69%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.51%	0.51%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Kurita Water Industries Ltd.	1.6%
AVEVA Group plc	1.6%
DSV PANALPINA A/S	1.6%
Techtronic Industries Co. Ltd.	1.6%
Sofina SA	1.5%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Industrials	19.3%
Health Care	15.8%
Consumer Staples	11.6%
Information Technology	10.6%
Materials	8.9%
Real Estate	8.8%
Consumer Discretionary	8.7%
Financials	7.5%
Utilities	7.4%
Energy	1.4%

MSCI EAFE Dividend Masters
Index – Country

% of Index
Japan	23.4%
United kingdom	16.3%
Switzerland	10.4%
Germany	10.2%
Others	8.6%
Hong Kong	7.5%
Denmark	7.4%
France	4.5%
Belgium	4.4%
Netherlands	4.4%
Spain	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE : MSCI EAFE DIVIDEND GROWERS ETF EFAD :: XIX

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 40.67%1. For the same period, the Index had a total return of 43.41%2 and a volatility of 13.53%. For the period, the Fund had an average daily volume of 2,963 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	40.67	%**	9.03%	11.13%
MSCI Emerging Markets Dividend Masters Index	43.41%		10.40%	12.47%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI Emerging Markets Dividend Growers ETF	0.61%	0.61%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Krungthai Card PCL	2.2%
Shenzhou International Group Holdings Ltd.	2.1%
Luxshare Precision Industry Co. Ltd., Class A	2.1%
Chailease Holding Co. Ltd.	2.0%
China Gas Holdings Ltd.	2.0%

MSCI Emerging Markets Dividend
Masters Index – Composition

% of Index
Financials	24.0%
Real Estate	18.5%
Health Care	11.4%
Materials	9.5%
Consumer Staples	9.0%
Consumer Discretionary	7.8%
Information Technology	5.9%
Utilities	5.7%
Industrials	5.5%
Energy	2.7%

MSCI Emerging Markets Dividend Masters Index – Country

% of Index
China	41.6%
India	20.5%
Others	7.3%
Indonesia	5.4%
Russia	4.6%
Taiwan	3.9%
Philippines	3.8%
Thailand	3.7%
South Africa	3.7%
Kuwait	3.6%
United Arab Emirates	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 32.64%1. For the same period, the Index had a total return of 33.52%2 and a volatility of 14.85%. For the period, the Fund had an average daily volume of 1,288 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	32.64	%**	8.08%	6.60%
MSCI Europe Dividend Masters Index	33.52%		8.74%	7.25%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.56%	0.56%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
AVEVA Group plc	2.4%
DSV PANALPINA A/S	2.4%
Sofina SA	2.4%
ASML Holding NV	2.4%
Croda International plc	2.3%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Health Care	22.3%
Industrials	20.4%
Information Technology	14.1%
Materials	13.6%
Consumer Staples	11.3%
Financials	9.3%
Utilities	4.5%
Real Estate	2.3%
Telecommunication Services	2.2%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	25.1%
Switzerland	16.1%
Germany	15.7%
Denmark	11.4%
France	6.9%
Belgium	6.8%
Netherlands	6.8%
Spain	4.5%
Italy	2.3%
Ireland	2.2%
Norway	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: XXI

ProShares MSCI Transformational Changes ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Global Transformational Changes Index (the "Index"). From inception on October 14, 2020 to May 31, 2021, the Fund had a total return of 9.47%1. For the same period, the Index had a total return of 10.08%2 and a volatility of 17.85%. For the period, the Fund had an average daily volume of 10,148 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI (the "Index Provider"), selects companies which may benefit from transformational changes in how people work, take care of their health, and consume and connect ("Transformational Changes") — changes accelerated by COVID-19. The Index includes U.S., non-U.S. developed, and emerging market companies providing products or services associated with one or more of four Transformational Changes, as determined by the Index Provider. As of July 30, 2020, the Index Provider has identified four Transformational Changes: "Future of Work", "Digital Consumer", "Food Revolution" and "Genomics and Telehealth".

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Transformational Changes ETF from October 14, 2020 to May 31, 2021, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/21

Since Inception (10/14/20)
Proshares MSCI Transformational Changes ETF	9.47%
MSCI Global Transformational Changes Index	10.08%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Transformational Changes ETF	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 6, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Adobe, Inc.	2.0%
Facebook, Inc., Class A	2.0%
Givaudan SA (Registered)	2.0%
Booking Holdings, Inc.	2.0%
Alphabet, Inc., Class A	2.0%

MSCI Global Transformational Changes
Index – Composition

% of Index
Health Care	27.6%
Information Technology	26.1%
Consumer Discretionary	14.3%
Telecommunication Services	14.1%
Materials	9.7%
Consumer Staples	4.8%
Industrials	3.0%
Real Estate	0.4%

MSCI Global Transformational Changes
Index – Country

% of Index
United States	77.5%
China	9.2%
Switzerland	3.9%
Germany	3.7%
Ireland	1.9%
Taiwan	1.2%
Others	0.8%
Korea	0.6%
Singapore	0.5%
Sweden	0.4%
Brazil	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dorsey Wright Momentum Index (the "Index"). From inception on May 18, 2021 to May 31, 2021, the Fund had a total return of 5.20%1. For the same period, the Index had a total return of 5.24%2 and a volatility of 30.86%. For the period, the Fund had an average daily volume of 22,589 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by Dorsey, Wright & Associates, LLC ("Dorsey Wright"), consists of 21 securities from the Nasdaq-100 Index with the highest price momentum as determined by Dorsey Wright. The Nasdaq-100 includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. Dorsey Wright ranks each stock in the Nasdaq-100 based on relative performance in accordance with its proprietary "Relative Strength" momentum measure. The 21 stocks ranked the highest at each reconstitution (January, April, July and October) are included in the Index and assigned equal weights. The weightings of each security in the Index may fluctuate between reconstitution dates.

As the ProShares Nasdaq-100 Dorsey Wright Momentum ETF does not have more than six months of operating results, a line graph of a $10,000 investment and total return table are not presented.

Expense Ratios**

Fund	Gross	Net
ProShares Nasdaq-100 Dorsey Wright Momentum ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated May 5, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEXX Laboratories, Inc.	5.4%
Kraft Heinz Co. (The)	5.3%
ASML Holding NV (Registered)	5.2%
Alphabet, Inc., Class A	5.0%
NXP Semiconductors NV	4.9%

Nasdaq-100 Dorsey Wright Momentum
Index – Composition

% of Index
Information Technology	51.1%
Consumer Discretionary	13.9%
Health Care	10.2%
Consumer Staples	10.0%
Communication Services	9.9%
Industrials	4.9%

Nasdaq-100 Dorsey Wright Momentum
Index – Country

% of Index
United States	89.9%
Netherlands	10.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Nasdaq-100 Dorsey Wright Momentum ETF QQQA :: XXIII

ProShares Online Retail ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the "Index"). For the year ended May 31 2021, the Fund had a total return of 62.18%1. For the same period, the Index had a total return of 63.16%2 and a volatility of 31.97%. For the period, the Fund had an average daily volume of 155,054 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through "brick and mortar" store locations ("Online Retailers"). The Index may include U.S. and non-U.S. companies. To be included in the Index, an online retailer's securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Online Retail ETF from July 13, 2018 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (7/13/18)
ProShares Online Retail ETF	62.18%	25.36%
ProShares Online Retail Index	63.16%	26.10%

Expense Ratios**

Fund	Gross	Net
ProShares Online Retail ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	23.5%
Alibaba Group Holding Ltd. (ADR)	13.2%
eBay, Inc.	4.0%
Wayfair, Inc., Class A	3.4%
Etsy, Inc.	3.4%

ProShares Online Retail
Index – Composition

% of Index
Consumer Discretionary	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: ONLN ONLINE RETAIL ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Pet Care ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 64.79%1. For the same period, the Index had a total return of 65.98%2 and a volatility of 20.13%. For the period, the Fund had an average daily volume of 50,045 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index consists of U.S. and international companies that potentially stand to benefit from interest in, and resources spent on, pet ownership. The Fund intends to hold each security in approximately the same proportion as its weighting in the Index. The Index consists primarily of companies whose principal business is pet-care related (i.e., they derive significant revenue from pet care-related products or services), as determined in accordance with the Index methodology. The Index is owned and administered by FactSet Research Systems, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Pet Care ETF from November 5, 2018 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (11/5/18)
ProShares Pet Care ETF	64.79%	29.89%
FactSet Pet Care IndexTM	65.98%	30.76%

Expense Ratios**

Fund	Gross	Net
ProShares Pet Care ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEXX Laboratories, Inc.	10.2%
Freshpet, Inc.	10.0%
Zoetis, Inc.	9.8%
Dechra Pharmaceuticals plc	8.4%
Chewy, Inc., Class A	8.2%

FactSet Pet Care Index – Composition

% of Index
Health Care	50.7%
Consumer Staples	23.4%
Consumer Discretionary	20.9%
Financials	5.0%

FactSet Pet Care Index – Country

% of Index
United States	69.8%
United Kingdom	15.9%
Switzerland	4.4%
Germany	2.4%
France	1.9%
Finland	1.7%
Brazil	1.5%
Sweden	1.1%
Japan	0.9%
China	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: PET CARE ETF PAWZ :: XXV

ProShares RAFITM Long/Short (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE RAFITM US 1000 Long/Short Total Return Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 5.66%1. For the same period, the Index had a total return of 6.96%2 and a volatility of 10.10%. For the period, the Fund had an average daily volume of 1,180 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by FTSE International Limited. The Index allocates an equal dollar amount to both long and short equity positions each time that the Index rebalances. The long position of the index consists of the equity securities in the FTSE RAFI US 1000 Total Return Index (the "Long Index"), and the short position of the Index consists of short-positions in the securities included in the Russell 1000 Total Return Index. The Long Index is a "fundamental" index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. The Index leverages a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities.

During the year ended May 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of the underlying index and the Fund was generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares RAFITM Long/Short from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through February 29, 2016 reflects the performance of the RAFI® US Equity Long/Short Index. Index performance beginning on March 1, 2016 reflects the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares RAFITM Long/Short	5.66%	-1.82%	-0.81%
FTSE RAFI US 1000 Long/Short Total Return Index	6.96%	-0.74%	0.28%

Expense Ratios**

Fund	Gross	Net
ProShares RAFITM Long/Short	3.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	94%
Swap Agreements (Long)	8%
Swap Agreements (Short)	(102%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	1.9%
JPMorgan Chase & Co.	1.8%
Exxon Mobil Corp.	1.6%
AT&T, Inc.	1.5%
Wells Fargo & Co.	1.5%

FTSE RAFI US 1000 Long/Short
Total Return Index – Composition

% of Index
Information Technology	19.4%
Financials	16.0%
Health Care	12.3%
Consumer Discretionary	10.8%
Industrials	10.0%
Communication Services	9.5%
Consumer Staples	6.9%
Energy	4.8%
Utilities	3.5%
Materials	3.4%
Real Estate	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: RALS RAFITM LONG/SHORT :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Dividend Growth Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 38.00%1. For the same period, the Index had a total return of 38.62%2 and a volatility of 24.95%. For the period, the Fund had an average daily volume of 71,743 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	38.00%	10.56%	10.60%
Russell 2000 Dividend Growth Index	38.62%	11.07%	11.10%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.41%	0.41%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Aaron's Co., Inc. (The)	1.9%
Middlesex Water Co.	1.6%
HB Fuller Co.	1.5%
HNI Corp.	1.5%
York Water Co. (The)	1.5%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Financials	26.6%
Utilities	23.3%
Industrials	19.9%
Consumer Staples	8.9%
Materials	7.0%
Consumer Discretionary	5.4%
Health Care	3.9%
Information Technology	2.5%
Real Estate	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: XXVII

ProShares Russell U.S. Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 3000® Dividend Elite Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 37.80%1. For the same period, the Index had a total return of 38.36%2 and a volatility of 17.95%. For the period, the Fund had an average daily volume of 773 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market, have increased dividend payments each year for at least 35 years and meet certain liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell U.S. Dividend Growers ETF from November 5, 2019 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (11/5/19)
ProShares Russell U.S. Dividend Growers ETF	37.80%	15.82%
Russell 3000® Dividend Elite Index	38.36%	16.53%

Expense Ratios**

Fund	Gross	Net
ProShares Russell U.S. Dividend Growers ETF	0.36%	0.36%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nucor Corp.	2.2%
Target Corp.	1.7%
Franklin Resources, Inc.	1.7%
Telephone and Data Systems, Inc.	1.7%
Carlisle Cos., Inc.	1.7%

Russell 3000 Dividend Elite
Index – Composition

% of Index
Consumer Staples	21.0%
Industrials	20.5%
Utilities	13.0%
Materials	12.9%
Financials	11.9%
Consumer Discretionary	8.0%
Health Care	5.5%
Communication Services	3.0%
Information Technology	1.5%
Real Estate	1.4%
Energy	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® /MarketAxess® Investment Grade Corporate Bond Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 2.01%1. For the same period, the Index had a total return of 2.18%2 and a volatility of 5.03%. For the period, the Fund had an average daily volume of 4,152 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index consists exclusively of investment grade bonds issued by companies in the S&P500, the most widely used U.S. equity benchmark.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500® Bond ETF from May 1, 2018 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (5/1/18)
ProShares S&P 500® Bond ETF	2.01%	7.22%
S&P 500®/MarketAxess® Investment Grade Corporate Bond Index	2.18%	7.26%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Bond ETF	0.15%	0.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
AT&T, Inc., 5.25%, due 03/01/37	1.4%
General Electric Co., 4.35%, due 05/01/50	1.2%
Broadcom, Inc., 4.30%, due 11/15/32	1.1%
Home Depot, Inc. (The), 5.88%, due 12/16/36	1.0%
Wells Fargo & Co., 3.30%, due 09/09/24	1.0%

S&P 500®/MarketAxess® Investment
Grade Corporate Bond
Index – Composition

% of Index
Industrials	66.2%
Financials	23.9%
Utilities	9.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® BOND ETF SPXB :: XXIX

ProShares S&P 500® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 40.88%1. For the same period, the Index had a total return of 41.45%2 and a volatility of 17.66%. For the period, the Fund had an average daily volume of 512,766 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (10/9/13)
ProShares S&P 500® Dividend Aristocrats ETF	40.88%	14.10%	13.80%
S&P 500 Dividend Aristocrats Index	41.45%	14.55%	14.27%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nucor Corp.	2.0%
Franklin Resources, Inc.	1.7%
Expeditors International of Washington, Inc.	1.7%
Archer-Daniels-Midland Co.	1.7%
Cincinnati Financial Corp.	1.7%

S&P 500 Dividend Aristocrats
Index – Composition

% of Index
Industrials	20.4%
Consumer Staples	19.8%
Materials	12.7%
Financials	11.2%
Health Care	10.4%
Consumer Discretionary	9.2%
Real Estate	4.5%
Utilities	4.3%
Energy	3.1%
Information Technology	3.0%
Communication Services	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 39.88%1. For the same period, the Index had a total return of 40.33%2 and a volatility of 17.18%. For the period, the Fund had an average daily volume of 4,992 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should trade the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	39.88%	17.81%	17.31%
S&P 500® Ex-Energy Index	40.33%	18.17%	17.70%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.7%
Microsoft Corp.	5.4%
Amazon.com, Inc.	4.0%
Facebook, Inc., Class A	2.3%
Alphabet, Inc., Class A	2.0%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	27.0%
Health Care	13.3%
Consumer Discretionary	12.5%
Financials	12.3%
Communication Services	11.4%
Industrials	9.2%
Consumer Staples	6.2%
Materials	2.9%
Utilities	2.6%
Real Estate	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-ENERGY ETF SPXE :: XXXI

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 37.22%1. For the same period, the Index had a total return of 37.67%2 and a volatility of 17.51%. For the period, the Fund had an average daily volume of 1,711 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	37.22%	17.12%	16.84%
S&P 500® Ex-Financials and Real Estate Index	37.67%	17.44%	17.19%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.4%
Microsoft Corp.	6.2%
Amazon.com, Inc.	4.5%
Facebook, Inc., Class A	2.6%
Alphabet, Inc., Class A	2.3%

S&P 500 Ex-Financials and Real Estate
Index – Composition

% of Index
Information Technology	30.7%
Health Care	15.2%
Consumer Discretionary	14.1%
Communication Services	13.0%
Industrials	10.4%
Consumer Staples	7.0%
Materials	3.3%
Energy	3.3%
Utilities	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: SPXN S&P 500® EX-FINANCIALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 43.08%1. For the same period, the Index had a total return of 43.60%2 and a volatility of 18.08%. For the period, the Fund had an average daily volume of 2,813 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	43.08%	17.35%	17.12%
S&P 500® Ex-Health Care Index	43.60%	17.71%	17.52%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.3%
Microsoft Corp.	6.1%
Amazon.com, Inc.	4.4%
Facebook, Inc., Class A	2.5%
Alphabet, Inc., Class A	2.3%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	30.2%
Consumer Discretionary	13.9%
Financials	13.7%
Communication Services	12.8%
Industrials	10.3%
Consumer Staples	6.9%
Materials	3.2%
Energy	3.2%
Utilities	2.9%
Real Estate	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-HEALTH CARE ETF SPXV :: XXXIII

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 38.92%1. For the same period, the Index had a total return of 38.70%2 and a volatility of 16.36%. For the period, the Fund had an average daily volume of 3,520 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through September 21, 2018 reflects the performance of the S&P 500 Ex-Information Technology & Telecommunication Services Index. Index performance beginning on September 22, 2018 reflects the performance of the S&P 500 Ex-Information Technology Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	38.92%	13.61%	13.49%
S&P 500 Ex-Information Technology Index	38.70%	13.36%	13.33%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.
Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	5.2%
Facebook, Inc., Class A	3.0%
Alphabet, Inc., Class A	2.7%
Alphabet, Inc., Class C	2.6%
Berkshire Hathaway, Inc., Class B	2.1%

S&P 500 Ex-Information Technology
Index – Composition

% of Index
Health Care	17.6%
Consumer Discretionary	16.4%
Financials	16.2%
Communication Services	15.0%
Industrials	12.1%
Consumer Staples	8.2%
Materials	3.8%
Energy	3.8%
Utilities	3.5%
Real Estate	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P MidCap 400® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 43.17%1. For the same period, the Index had a total return of 43.86%2 and a volatility of 20.29%. For the period, the Fund had an average daily volume of 53,853 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index and have increased dividend payments each year for at least 15 years. The Index contains all companies meeting these requirements with a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (2/3/15)
ProShares S&P MidCap 400® Dividend Aristocrats ETF	43.17%	12.47%	12.20%
S&P MidCap 400 Dividend Aristocrats Index	43.86%	12.90%	12.63%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400® Dividend Aristocrats ETF	0.41%	0.41%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nu Skin Enterprises, Inc., Class A	2.0%
John Wiley & Sons, Inc., Class A	2.0%
SEI Investments Co.	2.0%
Ryder System, Inc.	2.0%
Old Republic International Corp.	2.0%

S&P MidCap 400 Dividend Aristocrats
Index – Composition

% of Index
Financials	27.6%
Industrials	21.9%
Utilities	19.5%
Materials	10.9%
Consumer Staples	9.2%
Communication Services	4.0%
Real Estate	3.5%
Consumer Discretionary	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: XXXV

ProShares S&P Technology Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Technology Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 46.67%1. For the same period, the Index had a total return of 47.27%2 and a volatility of 20.44%. For the period, the Fund had an average daily volume of 6,717 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies from the U.S. technology sector and select U.S. technology-related companies from the communication services and consumer discretionary sectors. To be included in the Index, a company must have increased dividend payments each year for at least 7 years, its shares must be listed on a U.S. national securities exchange, and it must meet certain minimum liquidity requirements. The Index contains a minimum of 25 stocks which are equally weighted. If there are fewer than 25 stocks with at least 7 consecutive years of dividend growth the Index will include companies with shorter dividend growth histories.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P Technology Dividend Aristocrats Index from November 5, 2019 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Since Inception (11/5/19)
ProShares S&P Technology Dividend Aristocrats ETF	46.67%	28.43%
S&P Technology Dividend Aristocrats Index	47.27%	29.17%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Technology Dividend Aristocrats ETF	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Motorola Solutions, Inc.	3.1%
Intuit, Inc.	3.0%
Activision Blizzard, Inc.	2.9%
Analog Devices, Inc.	2.9%
Paychex, Inc.	2.9%

S&P Technology Dividend Aristocrats
Index – Composition

% of Index
Information Technology	94.5%
Communication Services	2.9%
Consumer Discretionary	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Term USD Emerging Markets Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the DBIQ Short Duration Emerging Market BondSM Index. (the "Index"). For the year ended May 31, 2021, the Fund had a total return of 6.24%1. For the same period, the Index had a total return of 6.67%2 and a volatility of 1.39%. For the period, the Fund had an average daily volume of 361 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. The Index is constructed and maintained by Deutsche Bank AG.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Term USD Emerging Markets Bond ETF from November 19, 2013 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Since Inception (11/19/13)
ProShares Short Term USD Emerging Markets Bond ETF	6.24	%**	2.72%	2.98%
DBIQ Short Duration Emerging Market Bond Index	6.67%		3.27%	3.37%

Expense Ratios***

Fund	Gross	Net
ProShares Short Term USD Emerging Markets Bond ETF	2.15%	0.50%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Investment Type	% of Net Assets
Fixed Income Securities	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Sinopec Group Overseas Development 2015 Ltd., 3.25%, due 04/28/25	4.4%
Federative Republic of Brazil, 6.00%, due 04/07/26	3.2%
Kingdom of Bahrain, 7.00%, due 01/26/26	3.1%
KazMunayGas National Co. JSC, 4.75%, due 04/24/25	3.1%
Gazprom PJSC, 5.15%, due 02/11/26	3.0%

DBIQ Short Duration Emerging Market
Bond Index – Country

% of Index
Others	38.3%
China	9.7%
Indonesia	8.4%
Turkey	8.4%
Brazil	7.3%
Mexico	5.6%
Qatar	5.4%
Russian Federation	5.2%
Saudi Arabia	4.9%
United Arab Emirates	3.4%
Egypt	3.4%

DBIQ Short Duration Emerging Market Bond Index – Composition

% of Index
Sovereign	69.8%
Quasi-Sovereign	28.4%
Semi-Sovereign	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: XXXVII

EXPENSE EXAMPLES

XXXVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2021.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2021.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Decline of the Retail Store ETF
Actual	$1,000.00	$697.10	$2.75	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
DJ Brookfield Global Infrastructure ETF
Actual	$1,000.00	$1,138.40	$2.40	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Equities for Rising Rates ETF
Actual	$1,000.00	$1,381.10	$2.08	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
Global Listed Private Equity ETF
Actual	$1,000.00	$1,277.10	$3.41	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Hedge Replication ETF
Actual	$1,000.00	$1,071.30	$4.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
High Yield-Interest Rate Hedged
Actual	$1,000.00	$1,038.00	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Inflation Expectations ETF
Actual	$1,000.00	$1,133.10	$1.60	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$1,030.30	$1.52	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXIX

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
K-1 Free Crude Oil Strategy ETF
Actual	$1,000.00	$1,459.50	$3.99	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Large Cap Core Plus
Actual	$1,000.00	$1,196.90	$2.46	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Long Online/Short Stores ETF
Actual	$1,000.00	$883.80	$3.05	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Managed Futures Strategy ETF
Actual	$1,000.00	$1,042.80	$3.82	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Merger ETF
Actual	$1,000.00	$1,052.20	$3.84	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Morningstar Alternatives Solution ETF (a)
Actual	$1,000.00	$1,109.80	$1.32	0.25%
Hypothetical	$1,000.00	$1,023.68	$1.26	0.25%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$1,086.80	$2.60	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$1,132.10	$3.19	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$1,141.60	$2.94	0.55%
Hypothetical	$1,000.00	$1,022.19	$2.77	0.55%
MSCI Transformational Changes ETF
Actual	$1,000.00	$1,093.70	$2.35	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Nasdaq-100 Dorsey Wright Momentum ETF (b)
Actual	$1,000.00	$1,052.00	$0.21	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Online Retail ETF
Actual	$1,000.00	$1,051.60	$2.97	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Pet Care ETF
Actual	$1,000.00	$1,170.20	$2.71	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
RAFITM Long/Short
Actual	$1,000.00	$1,079.70	$4.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XL :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$1,231.70	$2.23	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
Russell U.S. Dividend Growers ETF
Actual	$1,000.00	$1,193.10	$1.91	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Bond ETF
Actual	$1,000.00	$965.60	$0.74	0.15%
Hypothetical	$1,000.00	$1,024.18	$0.76	0.15%
S&P 500® Dividend Aristocrats ETF
Actual	$1,000.00	$1,177.60	$1.90	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Ex-Energy ETF
Actual	$1,000.00	$1,161.10	$1.45	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$1,142.50	$1.44	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$1,172.30	$1.46	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$1,184.00	$1.47	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P MidCap 400® Dividend Aristocrats ETF
Actual	$1,000.00	$1,231.90	$2.23	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
S&P Technology Dividend Aristocrats ETF
Actual	$1,000.00	$1,159.60	$2.42	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Short Term USD Emerging Markets Bond ETF
Actual	$1,000.00	$1,016.70	$2.51	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  In addition to the fees and expenses which the Morningstar Alternatives Solution ETF bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ProShares ETFs in which the Fund invests. The Fund's Annualized Expense Ratio During Period disclosed in the table above reflects only the direct expenses of the Fund. If the Fund's Annualized Expense Ratio During Period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.95% for both the Actual and Hypothetical Expense Examples.

(b)  The Fund commenced operations on May 18, 2021. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 13 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLI

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SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 95.8%
Repurchase Agreements (a) — 95.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $7,112,240 (Cost $7,112,238)	$7,112,238	$7,112,238
Total Investments — 95.8% (Cost $7,112,238)		7,112,238
Other assets less liabilities — 4.2%		311,703
Net Assets — 100.0%		$7,423,941

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,463,697)
Net unrealized depreciation	$(2,463,697)
Federal income tax cost	$7,112,238

Swap Agreementsa

Decline of the Retail Store ETF had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(5,222,678)	11/8/2021	Goldman Sachs International	1.34%	Solactive- ProShares Bricks and Mortar Retail Store Index	(1,587,640)	—	1,587,640	—
(2,198,685)	1/6/2022	Societe Generale	2.35%	Solactive- ProShares Bricks and Mortar Retail Store Index	(876,057)	—	876,057	—
(7,421,363)					(2,463,697)
				Total Unrealized Depreciation	(2,463,697)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

2 :: EMTY DECLINE OF THE RETAIL STORE ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 91.1%
Construction & Engineering — 5.3%
Ferrovial SA	66,074	$1,931,357
Vinci SA	65,090	7,413,532
		9,344,889
Diversified Telecommunication Services — 3.3%
Cellnex Telecom SA (a)	71,940	4,369,693
China Tower Corp. Ltd., Class H (a)	6,185,091	844,773
Helios Towers plc*	55,554	131,662
Infrastrutture Wireless Italiane SpA (a)	42,909	480,870
		5,826,998
Electric Utilities — 8.9%
AusNet Services Ltd.	243,265	329,120
Edison International	48,206	2,693,269
Elia Group SA/NV (b)	4,433	482,740
Eversource Energy	43,719	3,549,546
Fjordkraft Holding ASA (a)	13,001	87,057
Fortis, Inc.	61,580	2,809,726
Hydro One Ltd. (a)	40,397	1,027,941
PG&E Corp.*	189,376	1,920,273
Red Electrica Corp. SA	57,374	1,148,821
Spark Infrastructure Group	229,882	386,331
Terna SpA	186,538	1,426,260
		15,861,084
Equity Real Estate Investment Trusts (REITs) — 16.5%
American Tower Corp.	57,981	14,811,826
Crown Castle International Corp.	54,999	10,422,310
SBA Communications Corp.	13,947	4,157,880
		29,392,016
Gas Utilities — 10.6%
APA Group	157,418	1,117,666
Atmos Energy Corp.	16,416	1,627,975
Beijing Enterprises Holdings Ltd.	62,431	218,001
Brookfield Infrastructure Corp., Class A	4,168	298,345
Chesapeake Utilities Corp.	2,263	259,249
China Gas Holdings Ltd.	269,761	1,025,390
China Resources Gas Group Ltd.	113,486	703,356
Enagas SA	33,204	780,254
ENN Energy Holdings Ltd.	100,244	1,841,899
Hong Kong & China Gas Co. Ltd. (b)	1,413,674	2,488,215
Italgas SpA	63,795	422,270
Kunlun Energy Co. Ltd.	527,936	599,301
National Fuel Gas Co.	11,706	607,424
Naturgy Energy Group SA	44,985	1,177,779
New Jersey Resources Corp.	12,352	527,678
Northwest Natural Holding Co.	3,946	208,665
Investments	Shares	Value
Common Stocks (continued)
ONE Gas, Inc.	6,830	$507,606
Snam SpA	280,718	1,653,413
Southwest Gas Holdings, Inc.	7,301	481,939
Spire, Inc.	6,623	474,604
Toho Gas Co. Ltd.	13,242	735,432
Tokyo Gas Co. Ltd.	51,019	1,012,391
		18,768,852
Media — 0.4%
Eutelsat Communications SA	22,256	280,357
RAI Way SpA (a)	12,596	76,033
SES SA, Receipts	50,386	419,780
		776,170
Multi-Utilities — 10.9%
ACEA SpA	5,643	134,943
CenterPoint Energy, Inc.	70,652	1,787,496
Consolidated Edison, Inc.	43,522	3,361,639
National Grid plc	505,786	6,741,448
NiSource, Inc.	50,116	1,277,958
NorthWestern Corp.	6,544	414,562
Sempra Energy	40,199	5,446,563
Unitil Corp.	1,940	106,409
		19,271,018
Oil, Gas & Consumable Fuels — 21.2%
Antero Midstream Corp.	37,007	355,267
Cheniere Energy, Inc.*	29,550	2,508,795
Enbridge, Inc.	267,315	10,282,793
EnLink Midstream LLC*	33,218	162,104
Gibson Energy, Inc. (b)	19,343	382,201
Inter Pipeline Ltd. (b)	57,264	838,068
Keyera Corp. (b)	29,489	731,336
Kinder Morgan, Inc.	248,147	4,551,016
Koninklijke Vopak NV	8,737	414,027
ONEOK, Inc.	56,807	2,996,001
Pembina Pipeline Corp. (b)	72,912	2,356,867
Plains GP Holdings LP, Class A*	24,005	261,895
Targa Resources Corp.	29,290	1,138,209
TC Energy Corp.	129,026	6,590,948
Williams Cos., Inc. (The)	154,774	4,076,747
		37,646,274
Transportation Infrastructure — 8.5%
Aena SME SA*(a)	9,747	1,699,695
Aeroports de Paris*	3,504	476,862
ASTM SpA*	8,166	277,829
Atlantia SpA*	67,206	1,282,586
Atlas Arteria Ltd.	127,948	603,647
Auckland International Airport Ltd.*(b)	161,108	851,958

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 3

Investments	Shares	Value
Common Stocks (continued)
Beijing Capital International Airport Co. Ltd., Class H	244,686	$165,837
China Merchants Port Holdings Co. Ltd.	180,724	298,533
COSCO SHIPPING Ports Ltd.	220,140	178,985
Flughafen Zurich AG (Registered)*(b)	2,515	440,649
Fraport AG Frankfurt Airport Services Worldwide*(b)	4,900	341,429
Getlink SE	57,589	909,438
Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	5,692	290,406
Grupo Aeroportuario del Pacifico SAB de CV, ADR*	4,888	515,244
Grupo Aeroportuario del Sureste SAB de CV, ADR*	2,625	463,654
Hainan Meilan International Airport Co. Ltd.*	17,424	74,201
Hutchison Port Holdings Trust	668,253	160,381
Japan Airport Terminal Co. Ltd.*	11,060	506,503
Jiangsu Expressway Co. Ltd., Class H	159,093	191,463
Port of Tauranga Ltd.	41,386	216,156
Shenzhen Expressway Co. Ltd., Class H	90,515	91,321
Sydney Airport*	176,423	805,147
Transurban Group	363,003	3,889,762
Westshore Terminals Investment Corp.	5,389	81,947
Yuexiu Transport Infrastructure Ltd.	121,991	75,135
Zhejiang Expressway Co. Ltd., Class H	186,680	165,010
		15,053,778
Water Utilities — 5.5%
American States Water Co.	4,765	378,198
American Water Works Co., Inc.	23,199	3,596,309
Beijing Enterprises Water Group Ltd.*(b)	665,390	265,782
California Water Service Group	6,456	366,959
China Water Affairs Group Ltd.	109,437	85,312
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	43,705	336,091
Essential Utilities, Inc.	28,375	1,356,325
Pennon Group plc	56,311	844,688
Severn Trent plc	32,108	1,117,736
SJW Group	3,404	219,388
United Utilities Group plc	90,975	1,269,898
		9,836,686
Total Common Stocks (Cost $145,036,502)		161,777,765
Investments	Shares	Value
Master Limited Partnerships — 7.8%
Multi-Utilities — 0.6%
Brookfield Infrastructure Partners LP	19,181	$1,039,994
Oil, Gas & Consumable Fuels — 7.2%
BP Midstream Partners LP	5,557	78,576
Cheniere Energy Partners LP	7,526	310,523
Crestwood Equity Partners LP	6,562	188,067
DCP Midstream LP	11,867	298,692
Energy Transfer LP	273,050	2,703,195
Enterprise Products Partners LP	186,412	4,401,187
Genesis Energy LP	14,589	136,261
Holly Energy Partners LP	5,858	124,600
Magellan Midstream Partners LP	28,601	1,409,743
MPLX LP	44,946	1,286,804
NuStar Energy LP	12,713	233,283
Phillips 66 Partners LP	7,682	307,895
Plains All American Pipeline LP	57,813	608,771
Shell Midstream Partners LP	15,774	227,777
Western Midstream Partners LP	24,228	484,075
		12,799,449
Total Master Limited Partnerships (Cost $15,865,707)		13,839,443
Closed End Funds — 0.5%
Capital Markets — 0.5%
3i Infrastructure plc	82,532	361,332
Hicl Infrastructure plc	258,399	634,403
Total Closed End Funds (Cost $853,979)		995,735
Securities Lending Reinvestments (c) — 1.4%
Investment Companies — 1.4%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $2,543,907)	2,543,907	2,543,907
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $478,079 (Cost $478,079)	$478,079	478,079
Total Investments — 101.1% (Cost $164,778,174)		179,634,929
Liabilities in excess of other assets — (1.1%)		(1,975,685)
Net Assets — 100.0%		$177,659,244

See accompanying notes to the financial statements.

4 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $4,956,466, collateralized in the form of cash with a value of $2,543,907 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $2,698,416 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from June 15, 2021 - August 15, 2050. The total value of collateral is $5,242,323.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $2,543,907.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,797,472
Aggregate gross unrealized depreciation	(5,961,822)
Net unrealized appreciation	$17,835,650
Federal income tax cost	$161,799,279

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

United States	50.5%
Canada	14.9%
Spain	6.3%
United Kingdom	6.2%
France	5.1%
Australia	4.0%
Hong Kong	3.7%
Italy	3.2%
China	1.5%
Japan	1.3%
New Zealand	0.6%
Mexico	0.6%
Belgium	0.3%
Switzerland	0.2%
Luxembourg	0.2%
Netherlands	0.2%
Germany	0.2%
Brazil	0.2%
Singapore	0.1%
Norway	0.1%
Other[a]	0.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 5

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 1.0%
L3Harris Technologies, Inc.	326	$71,088
Banks — 20.7%
Bank of America Corp.	5,053	214,196
Citizens Financial Group, Inc.	4,343	216,716
Huntington Bancshares, Inc. (a)	12,159	192,842
JPMorgan Chase & Co.	1,258	206,614
M&T Bank Corp.	1,258	202,148
PNC Financial Services Group, Inc. (The)	1,087	211,617
Truist Financial Corp.	3,294	203,503
		1,447,636
Building Products — 1.5%
Trane Technologies plc	580	108,112
Capital Markets — 8.9%
Charles Schwab Corp. (The)	2,974	219,630
Raymond James Financial, Inc.	1,580	209,492
State Street Corp.	2,274	197,793
		626,915
Chemicals — 11.6%
Albemarle Corp.	866	144,691
Celanese Corp.	852	140,964
Eastman Chemical Co.	1,156	144,963
FMC Corp.	1,144	133,493
LyondellBasell Industries NV, Class A	1,232	138,748
PPG Industries, Inc.	631	113,403
		816,262
Communications Equipment — 2.7%
Cisco Systems, Inc.	1,243	65,755
Motorola Solutions, Inc.	342	70,216
Ubiquiti, Inc.	167	50,354
		186,325
Consumer Finance — 4.9%
American Express Co.	678	108,568
Capital One Financial Corp.	753	121,067
Synchrony Financial	2,368	112,267
		341,902
Containers & Packaging — 4.4%
Avery Dennison Corp.	709	156,356
International Paper Co.	2,367	149,357
		305,713
Investments	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	2,154	$63,392
Lumen Technologies, Inc.	4,958	68,619
Verizon Communications, Inc.	1,122	63,382
		195,393
Electrical Equipment — 1.5%
Eaton Corp. plc	704	102,256
Energy Equipment & Services — 2.6%
Schlumberger NV	5,758	180,398
Entertainment — 1.0%
Roku, Inc.*	211	73,156
IT Services — 1.4%
FleetCor Technologies, Inc.*	350	96,054
Machinery — 2.8%
Parker-Hannifin Corp.	307	94,602
Westinghouse Air Brake Technologies Corp.	1,244	102,953
		197,555
Media — 1.0%
Comcast Corp., Class A	1,184	67,891
Metals & Mining — 4.8%
Freeport-McMoRan, Inc.	3,954	168,915
Nucor Corp.	1,642	168,370
		337,285
Oil, Gas & Consumable Fuels — 21.7%
EOG Resources, Inc.	2,173	174,579
Exxon Mobil Corp.	2,824	164,837
Hess Corp.	2,250	188,595
Marathon Petroleum Corp.	2,960	182,928
Occidental Petroleum Corp.	5,871	152,411
ONEOK, Inc.	3,183	167,871
Phillips 66	1,931	162,629
Pioneer Natural Resources Co.	988	150,364
Valero Energy Corp.	2,228	179,131
		1,523,345
Trading Companies & Distributors — 3.4%
Fastenal Co.	2,578	136,737
United Rentals, Inc.*	295	98,518
		235,255

See accompanying notes to the financial statements.

6 :: EQRR EQUITIES FOR RISING RATES ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services — 1.1%
T-Mobile US, Inc.*	528	$74,686
Total Common Stocks (Cost $6,050,124)		6,987,227
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (b) — 0.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $12,537 (Cost $12,535)	$12,535	12,535
Total Investments — 100.0% (Cost $6,062,659)		6,999,762
Other assets less liabilities — 0.0%		2,710
Net Assets — 100.0%		$7,002,472

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $66,977, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $68,481.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$939,569
Aggregate gross unrealized depreciation	(4,120)
Net unrealized appreciation	$935,449
Federal income tax cost	$6,064,313

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: EQUITIES FOR RISING RATES ETF EQRR :: 7

Investments	Shares	Value
Common Stocks — 86.3%
Capital Markets — 73.6%
3i Group plc	117,815	$2,078,261
Apollo Investment Corp.	21,875	311,500
Ares Capital Corp.	103,956	2,024,023
AURELIUS Equity Opportunities SE & Co. KGaA	10,003	326,179
BlackRock TCP Capital Corp.	19,311	286,575
Deutsche Beteiligungs AG	5,028	215,519
FS KKR Capital Corp.	41,772	917,731
Gimv NV	6,475	416,116
Goldman Sachs BDC, Inc.	32,133	624,987
Golub Capital BDC, Inc.	52,720	834,030
Hercules Capital, Inc.	37,480	636,410
IP Group plc	350,557	614,901
Main Street Capital Corp.	21,681	891,523
New Mountain Finance Corp.	29,425	390,764
Oaktree Specialty Lending Corp.	52,243	352,118
Onex Corp.	24,712	1,810,570
Prospect Capital Corp.	95,148	807,806
Ratos AB, Class B	69,573	445,296
Sixth Street Specialty Lending, Inc.	24,028	536,305
SLR Investment Corp.	13,274	247,560
TCG BDC, Inc.	18,494	248,929
VNV Global AB*	35,527	424,400
		15,441,503
Diversified Financial Services — 12.7%
Eurazeo SE	16,146	1,429,439
Wendel SE	8,715	1,220,038
		2,649,477
Total Common Stocks (Cost $15,719,590)		18,090,980
Closed End Funds — 10.8%
Capital Markets — 10.8%
Apax Global Alpha Ltd. (a)	141,506	391,194
HBM Healthcare Investments AG Class A*	1,947	738,107
HgCapital Trust plc	122,632	575,180
Oakley Capital Investments Ltd.	57,212	267,935
Princess Private Equity Holding Ltd.	18,877	299,254
Total Closed End Funds (Cost $1,208,111)		2,271,670
Investments	Shares	Value
Master Limited Partnerships — 2.3%
Diversified Financial Services — 2.3%
Compass Diversified Holdings (Cost $313,869)	18,531	$480,879
	Principal Amount
Short-Term Investments — 0.5%
Repurchase Agreements (b) — 0.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $100,658 (Cost $100,657)	$100,657	100,657
Total Investments — 99.9% (Cost $17,342,227)		20,944,186
Other assets less liabilities — 0.1%		30,006
Net Assets — 100.0%		$20,974,192

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,412,523
Aggregate gross unrealized depreciation	(708,043)
Net unrealized appreciation	$2,704,480
Federal income tax cost	$18,239,706

See accompanying notes to the financial statements.

8 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

United States	45.7%
United Kingdom	20.2%
France	12.6%
Canada	8.6%
Sweden	4.2%
Switzerland	3.5%
Germany	2.6%
Belgium	2.0%
Other[a]	0.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 9

	Percentage of Net Assets	Shares	Value
Common Stocks — 19.5%
Advanced Drainage Systems, Inc. (Building Products)	0.0%	169	$19,168
Alcoa Corp.* (Metals & Mining)	0.1%	562	22,294
AMC Entertainment Holdings, Inc., Class A*(a) (Entertainment)	0.1%	1,137	29,699
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	0.1%	307	22,288
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.0%	411	18,409
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	0.1%	218	22,256
Builders FirstSource, Inc.* (Building Products)	0.1%	612	27,258
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	0.2%	540	58,023
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.1%	114	22,746
Cleveland-Cliffs, Inc.*(a) (Metals & Mining)	0.1%	1,347	27,102
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.0%	200	20,248
Darling Ingredients, Inc.* (Food Products)	0.1%	483	33,066
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.1%	84	28,177
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.0%	117	18,495
EMCOR Group, Inc. (Construction & Engineering)	0.0%	163	20,556
First Financial Bankshares, Inc. (Banks)	0.0%	387	19,485
Fox Factory Holding Corp.* (Auto Components)	0.0%	124	19,280
Freshpet, Inc.*(a) (Food Products)	0.1%	122	21,572
GameStop Corp., Class A*(a) (Specialty Retail)	0.1%	172	38,184
HealthEquity, Inc.* (Health Care Providers & Services)	0.0%	241	20,032
II-VI, Inc.*(a) (Electronic Equipment, Instruments & Components)	0.0%	308	20,750
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.1%	408	21,653
LHC Group, Inc.* (Health Care Providers & Services)	0.0%	91	17,913
Lithia Motors, Inc., Class A (a) (Specialty Retail)	0.1%	87	30,623
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Louisiana-Pacific Corp. (a) (Paper & Forest Products)	0.1%	330	$22,179
Marriott Vacations Worldwide Corp.* (Hotels, Restaurants & Leisure)	0.1%	121	20,847
MasTec, Inc.* (Construction & Engineering)	0.0%	170	19,776
Mirati Therapeutics, Inc.*(a) (Biotechnology)	0.0%	128	20,243
Natera, Inc.* (Biotechnology)	0.1%	227	21,370
Novavax, Inc.*(a) (Biotechnology)	0.1%	185	27,310
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	0.1%	785	20,905
Penn National Gaming, Inc.*(a) (Hotels, Restaurants & Leisure)	0.1%	467	38,280
Performance Food Group Co.* (Food & Staples Retailing)	0.0%	393	19,701
Plug Power, Inc.*(a) (Electrical Equipment)	0.1%	1,236	37,945
Rexnord Corp. (Machinery)	0.0%	361	18,039
RH* (Specialty Retail)	0.1%	47	30,129
Saia, Inc.* (Road & Rail)	0.0%	79	18,183
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.0%	130	17,753
SiteOne Landscape Supply, Inc.*(a) (Trading Companies & Distributors)	0.1%	132	22,709
South State Corp. (Banks)	0.0%	210	18,650
STAAR Surgical Co.* (Health Care Equipment & Supplies)	0.0%	137	20,006
Stifel Financial Corp. (Capital Markets)	0.0%	300	20,784
Sunrun, Inc.*(a) (Electrical Equipment)	0.1%	476	21,287
Tenet Healthcare Corp.* (Health Care Providers & Services)	0.1%	313	20,943
Tetra Tech, Inc. (Commercial Services & Supplies)	0.0%	162	19,354
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	0.0%	197	19,840
TopBuild Corp.* (Household Durables)	0.0%	99	19,607
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.0%	191	19,427
United States Steel Corp. (a) (Metals & Mining)	0.0%	783	20,303
YETI Holdings, Inc.*(a) (Leisure Products)	0.1%	240	21,024
Other Common Stocks (a)	16.8%	275,094	7,425,286
Total Common Stocks (Cost $6,077,043)			8,601,157

See accompanying notes to the financial statements.

10 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	No. of Rights	Value
Rights — 0.0%
Contra Aduro Biotech I, CVR*(b)(c)	0.0%	39	$—
Tobira Therapeutics, Inc., CVR*(b)(c)	0.0%	10	—
Total Rights (Cost $117)			—
		Shares
Securities Lending Reinvestments (d) — 0.7%
Investment Companies — 0.7%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $299,110)	0.7%	299,110	299,110
		Principal Amount
Short-Term Investments — 73.4%
Repurchase Agreements (e) — 5.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,395,803 (Cost $2,395,803)		$2,395,803	2,395,803
U.S. Treasury Obligations — 68.0%
U.S. Treasury Bills 0.01%, 8/5/2021 (Cost $29,969,372) (f)		29,970,000	29,969,476
Total Short-Term Investments (Cost $32,365,175)			32,365,279
Total Investments — 93.6% (Cost $38,741,445)			41,265,546
Other assets less liabilities — 6.4%			2,805,782
Net Assets — 100.0%			$44,071,328

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $889,855, collateralized in the form of cash with a value of $299,110 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $630,887 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $929,997.

(b)  Illiquid security.

(c)  Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $299,110.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2021.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,237,374
Aggregate gross unrealized depreciation	(332,888)
Net unrealized appreciation	$4,904,486
Federal income tax cost	$38,786,954

Futures Contracts Purchased

Hedge Replication ETF had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	57	6/14/2021	USD	$4,347,675	$83,204

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: HEDGE REPLICATION ETF HDG :: 11

Swap Agreementsa

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
70,338	11/8/2021	Credit Suisse International	0.55%	Russell 2000® Total Return Index	691,747
786,169	12/15/2021	Credit Suisse International	0.70%	S&P 500® Total Return Index	116,795
1,577,858	11/8/2021	Credit Suisse International	0.40%	iShares® MSCI Emerging Markets ETF[f]	1,014,555
2,434,365					1,823,097	—	(1,720,000)	103,097
322,501	1/6/2022	Morgan Stanley & Co. International plc	0.25%	iShares® MSCI Emerging Markets ETF[f]	26,298	—	—	26,298
(930,708)	11/7/2022	Societe Generale	0.75%	iShares® MSCI EAFE ETF[f]	(51,450)
382,471	11/7/2022	Societe Generale	(0.20)%	iShares® MSCI Emerging Markets ETF[f]	40,766
1,299,070	11/22/2021	Societe Generale	0.45%	S&P 500® Total Return Index	140,283
3,786,911	11/8/2021	Societe Generale	0.40%	Russell 2000® Total Return Index	45,006
4,537,744					174,605	—	—	174,605
(1,992,913)	11/8/2021	UBS AG	0.30%	iShares® MSCI EAFE ETF[f]	(81,870)
154,587	11/8/2021	UBS AG	(0.10)%	iShares® MSCI Emerging Markets ETF[f]	26,200
2,198,632	11/8/2021	UBS AG	0.10%	Russell 2000® Total Return Index	374,360
360,306					318,690	(260,093)	—	58,597
7,654,916					2,342,690
				Total Unrealized Appreciation	2,476,010
				Total Unrealized Depreciation	(133,320)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

12 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Hedge Replication ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	0.1%
Air Freight & Logistics	0.1%
Airlines	0.1%
Auto Components	0.3%
Automobiles	0.0%*
Banks	1.7%
Beverages	0.1%
Biotechnology	1.7%
Building Products	0.3%
Capital Markets	0.3%
Chemicals	0.4%
Commercial Services & Supplies	0.4%
Communications Equipment	0.1%
Construction & Engineering	0.3%
Construction Materials	0.0%*
Consumer Finance	0.1%
Containers & Packaging	0.1%
Distributors	0.0%*
Diversified Consumer Services	0.1%
Diversified Financial Services	0.0%*
Diversified Telecommunication Services	0.1%
Electric Utilities	0.1%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	0.2%
Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	1.0%
Food & Staples Retailing	0.2%
Food Products	0.3%
Gas Utilities	0.2%
Health Care Equipment & Supplies	0.6%
Health Care Providers & Services	0.6%
Health Care Technology	0.2%
Hotels, Restaurants & Leisure	0.8%
Household Durables	0.4%
Household Products	0.0%*
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.0%*
Insurance	0.4%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.1%
IT Services	0.3%
Leisure Products	0.2%
Life Sciences Tools & Services	0.2%
Machinery	0.7%
Marine	0.0%*
Media	0.2%
Metals & Mining	0.4%
Mortgage Real Estate Investment Trusts (REITs)	0.2%
Multiline Retail	0.1%
Multi-Utilities	0.1%
Oil, Gas & Consumable Fuels	0.4%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: HEDGE REPLICATION ETF HDG :: 13

Paper & Forest Products	0.1%
Personal Products	0.1%
Pharmaceuticals	0.3%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	0.1%
Semiconductors & Semiconductor Equipment	0.6%
Software	1.0%
Specialty Retail	0.7%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.2%
Thrifts & Mortgage Finance	0.3%
Tobacco	0.0%*
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.0%*
Other[a]	80.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

14 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 96.5%
Aerospace & Defense — 3.7%
Bombardier, Inc.
7.88%, 4/15/2027 (a)	$945,000	$959,175
Howmet Aerospace, Inc.
6.88%, 5/1/2025	500,000	578,875
TransDigm, Inc.
6.25%, 3/15/2026 (a)	2,105,000	2,220,776
5.50%, 11/15/2027	242,000	252,285
		4,011,111
Air Freight & Logistics — 1.0%
XPO Logistics, Inc.
6.75%, 8/15/2024 (a)	392,000	409,757
6.25%, 5/1/2025 (a)	590,000	630,899
		1,040,656
Airlines — 4.0%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	1,537,000	1,617,693
5.75%, 4/20/2029 (a)	977,000	1,047,539
Hawaiian Brand Intellectual Property Ltd.
5.75%, 1/20/2026 (a)	1,097,000	1,165,562
United Airlines, Inc.
4.63%, 4/15/2029 (a)	500,000	516,573
		4,347,367
Auto Components — 1.9%
Allison Transmission, Inc.
3.75%, 1/30/2031 (a)	509,000	488,640
Clarios Global LP
6.25%, 5/15/2026 (a)	656,000	700,411
8.50%, 5/15/2027 (a)	478,000	519,825
Icahn Enterprises LP
6.25%, 5/15/2026	363,000	383,945
		2,092,821
Automobiles — 2.4%
Ford Motor Co.
8.50%, 4/21/2023	150,000	167,437
9.00%, 4/22/2025	1,414,000	1,727,583
Tesla, Inc.
5.30%, 8/15/2025 (a)	688,000	712,961
		2,607,981
Capital Markets — 1.0%
Compass Group Diversified Holdings LLC
5.25%, 4/15/2029 (a)	378,000	390,020
MSCI, Inc.
4.00%, 11/15/2029 (a)	420,000	435,612
3.88%, 2/15/2031 (a)	248,000	252,030
		1,077,662
Investments	Principal Amount	Value
Corporate Bonds (continued)
Chemicals — 1.0%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	$505,000	$530,126
5.25%, 6/1/2027 (a)	157,000	167,990
Tronox, Inc.
4.63%, 3/15/2029 (a)	397,000	406,647
		1,104,763
Commercial Services & Supplies — 1.9%
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	500,000	530,030
Aramark Services, Inc.
6.38%, 5/1/2025 (a)	100,000	106,250
5.00%, 2/1/2028 (a)(b)	600,000	619,313
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	554,000	605,937
6.25%, 1/15/2028 (a)	200,000	206,900
		2,068,430
Communications Equipment — 2.0%
Avaya, Inc.
6.13%, 9/15/2028 (a)	650,000	689,812
CommScope, Inc.
5.50%, 3/1/2024 (a)	1,246,000	1,281,760
6.00%, 3/1/2026 (a)	183,000	192,242
		2,163,814
Construction & Engineering — 0.2%
Brand Industrial Services, Inc.
8.50%, 7/15/2025 (a)	217,000	221,883
Consumer Finance — 1.6%
Navient Corp.
6.50%, 6/15/2022	437,000	457,211
OneMain Finance Corp.
6.13%, 3/15/2024	254,000	273,685
7.13%, 3/15/2026	886,000	1,031,083
		1,761,979
Containers & Packaging — 1.3%
Ball Corp.
2.88%, 8/15/2030	346,000	332,741
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024 (a)	383,000	386,505
7.25%, 4/15/2025 (a)(b)	459,000	451,541
Reynolds Group Issuer, Inc.
4.00%, 10/15/2027 (a)	240,000	235,800
		1,406,587

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 15

Investments	Principal Amount	Value
Corporate Bonds (continued)
Distributors — 0.5%
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	$524,000	$546,626
Diversified Financial Services — 0.9%
MPH Acquisition Holdings LLC
5.75%, 11/1/2028 (a)(b)	508,000	505,541
Verscend Escrow Corp.
9.75%, 8/15/2026 (a)	400,000	424,000
		929,541
Diversified Telecommunication Services — 4.5%
CCO Holdings LLC
5.13%, 5/1/2027 (a)	982,000	1,026,190
4.75%, 3/1/2030 (a)	976,000	1,012,222
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	150,000	159,375
5.00%, 5/1/2028 (a)	489,000	501,225
Level 3 Financing, Inc.
4.25%, 7/1/2028 (a)	150,000	150,187
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	503,000	521,077
Windstream Escrow LLC
7.75%, 8/15/2028 (a)	150,000	153,283
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (a)	1,330,000	1,303,400
		4,826,959
Electric Utilities — 3.0%
FirstEnergy Corp.
Series C, 5.35%, 7/15/2047 (c)	917,000	1,061,794
NRG Energy, Inc.
6.63%, 1/15/2027	568,000	589,754
3.63%, 2/15/2031 (a)	100,000	95,875
PG&E Corp.
5.25%, 7/1/2030	750,000	758,438
Vistra Operations Co. LLC
5.63%, 2/15/2027 (a)	273,000	283,238
5.00%, 7/31/2027 (a)	400,000	408,500
		3,197,599
Energy Equipment & Services — 0.3%
Weatherford International Ltd.
11.00%, 12/1/2024 (a)	360,000	364,406
Entertainment — 2.4%
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (a)	540,000	596,025
Investments	Principal Amount	Value
Corporate Bonds (continued)
Netflix, Inc.
4.88%, 4/15/2028	$1,295,000	$1,489,768
5.88%, 11/15/2028	404,000	488,840
		2,574,633
Equity Real Estate Investment Trusts (REITs) — 3.4%
Diversified Healthcare Trust
9.75%, 6/15/2025	155,000	172,247
Iron Mountain, Inc.
4.50%, 2/15/2031 (a)	546,000	542,588
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024	431,000	462,786
SBA Communications Corp.
3.13%, 2/1/2029 (a)	603,000	578,880
Uniti Group LP
7.88%, 2/15/2025 (a)	252,000	269,955
6.50%, 2/15/2029 (a)	600,000	594,000
VICI Properties LP
4.25%, 12/1/2026 (a)	335,000	344,631
4.13%, 8/15/2030 (a)	685,000	695,549
		3,660,636
Food & Staples Retailing — 1.1%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	649,000	671,715
3.50%, 3/15/2029 (a)	350,000	335,650
US Foods, Inc.
6.25%, 4/15/2025 (a)	127,000	134,562
		1,141,927
Food Products — 2.2%
JBS USA LUX SA
6.50%, 4/15/2029 (a)	574,000	642,886
5.50%, 1/15/2030 (a)	660,000	726,006
Post Holdings, Inc.
4.63%, 4/15/2030 (a)	748,000	752,271
4.50%, 9/15/2031 (a)	250,000	247,188
		2,368,351
Health Care Equipment & Supplies — 0.6%
Avantor Funding, Inc.
4.63%, 7/15/2028 (a)	586,000	609,915
Health Care Providers & Services — 6.8%
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	698,000	748,605
5.63%, 3/15/2027 (a)	794,000	831,715
DaVita, Inc.
4.63%, 6/1/2030 (a)	700,000	713,923
3.75%, 2/15/2031 (a)	860,000	824,525

See accompanying notes to the financial statements.

16 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Envision Healthcare Corp.
8.75%, 10/15/2026 (a)	$377,000	$259,187
HCA, Inc.
5.63%, 9/1/2028	728,000	846,300
3.50%, 9/1/2030	919,000	944,456
MEDNAX, Inc.
6.25%, 1/15/2027 (a)	150,000	158,786
RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026 (a)	450,000	484,875
Select Medical Corp.
6.25%, 8/15/2026 (a)	323,000	340,565
Tenet Healthcare Corp.
4.88%, 1/1/2026 (a)	300,000	309,750
6.13%, 10/1/2028 (a)	852,000	891,661
		7,354,348
Health Care Technology — 1.0%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	897,000	930,826
5.00%, 5/15/2027 (a)	190,000	198,949
		1,129,775
Hotels, Restaurants & Leisure — 8.9%
1011778 BC ULC
4.00%, 10/15/2030 (a)	830,000	804,063
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	645,000	680,475
8.13%, 7/1/2027 (a)(b)	636,000	705,915
Carnival Corp.
11.50%, 4/1/2023 (a)	1,403,000	1,604,681
5.75%, 3/1/2027 (a)	938,000	996,625
Golden Nugget, Inc.
6.75%, 10/15/2024 (a)	494,000	498,584
Hilton Domestic Operating Co., Inc.
4.00%, 5/1/2031 (a)	497,000	500,727
3.63%, 2/15/2032 (a)	763,000	746,653
Mohegan Gaming & Entertainment
8.00%, 2/1/2026 (a)	577,000	589,983
NCL Corp. Ltd.
5.88%, 3/15/2026 (a)	496,000	517,080
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	303,000	350,722
5.50%, 4/1/2028 (a)	194,000	204,185
Scientific Games International, Inc.
5.00%, 10/15/2025 (a)	609,000	627,270
8.25%, 3/15/2026 (a)	224,000	240,769
Yum! Brands, Inc.
3.63%, 3/15/2031	578,000	570,775
		9,638,507
Investments	Principal Amount	Value
Corporate Bonds (continued)
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.
4.50%, 2/15/2028 (a)	$400,000	$404,500
5.13%, 3/15/2028 (a)	451,000	454,383
		858,883
Insurance — 1.5%
Alliant Holdings Intermediate LLC
6.75%, 10/15/2027 (a)	408,000	421,260
HUB International Ltd.
7.00%, 5/1/2026 (a)	729,000	755,586
NFP Corp.
6.88%, 8/15/2028 (a)	481,000	497,132
		1,673,978
IT Services — 1.3%
Banff Merger Sub, Inc.
9.75%, 9/1/2026 (a)	352,000	372,680
Black Knight InfoServ LLC
3.63%, 9/1/2028 (a)	340,000	334,475
Exela Intermediate LLC
10.00%, 7/15/2023 (a)	762,000	260,985
Tempo Acquisition LLC
6.75%, 6/1/2025 (a)	458,000	466,290
		1,434,430
Machinery — 0.5%
Navistar International Corp.
6.63%, 11/1/2025 (a)	511,000	528,885
Media — 8.8%
AMC Networks, Inc.
4.25%, 2/15/2029	296,000	293,780
Clear Channel Outdoor Holdings, Inc.
7.75%, 4/15/2028 (a)(b)	297,000	304,262
Clear Channel Worldwide Holdings, Inc.
5.13%, 8/15/2027 (a)	625,000	631,063
CSC Holdings LLC
5.75%, 1/15/2030 (a)	590,000	615,842
4.63%, 12/1/2030 (a)	650,000	629,785
Diamond Sports Group LLC
5.38%, 8/15/2026 (a)	1,224,000	905,760
6.63%, 8/15/2027 (a)(b)	842,000	480,361
DISH DBS Corp.
7.75%, 7/1/2026	931,000	1,057,569
iHeartCommunications, Inc.
8.38%, 5/1/2027	346,000	369,788
Meredith Corp.
6.88%, 2/1/2026	435,000	454,575

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 17

Investments	Principal Amount	Value
Corporate Bonds (continued)
Nexstar Broadcasting, Inc.
5.63%, 7/15/2027 (a)	$444,000	$469,530
4.75%, 11/1/2028 (a)	444,000	452,325
Radiate Holdco LLC
6.50%, 9/15/2028 (a)	323,000	331,883
Sirius XM Radio, Inc.
4.63%, 7/15/2024 (a)	746,000	764,650
4.13%, 7/1/2030 (a)	115,000	115,287
TEGNA, Inc.
4.63%, 3/15/2028	150,000	153,188
5.00%, 9/15/2029	906,000	927,517
Terrier Media Buyer, Inc.
8.88%, 12/15/2027( a)	240,000	256,800
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	226,000	244,362
		9,458,327
Metals & Mining — 2.2%
First Quantum Minerals Ltd.
7.25%, 4/1/2023 (a)	258,000	262,892
6.88%, 10/15/2027 (a)	1,058,000	1,154,542
Novelis Corp.
5.88%, 9/30/2026 (a)	410,000	427,548
4.75%, 1/30/2030 (a)	530,000	556,500
		2,401,482
Multiline Retail — 0.1%
Macy's, Inc.
8.38%, 6/15/2025 (a)	129,000	142,545
Oil, Gas & Consumable Fuels — 9.3%
Cheniere Energy Partners LP
4.00%, 3/1/2031 (a)	837,000	863,951
CITGO Petroleum Corp.
7.00%, 6/15/2025 (a)	831,000	864,240
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	362,000	378,362
Continental Resources, Inc.
5.75%, 1/15/2031 (a)	708,000	830,859
CrownRock LP
5.63%, 10/15/2025 (a)	455,000	470,261
Endeavor Energy Resources LP
5.75%, 1/30/2028 (a)	354,000	374,383
EQM Midstream Partners LP
4.75%, 1/15/2031 (a)	182,000	183,137
EQT Corp.
7.63%, 2/1/2025 (c)	504,000	588,622
3.90%, 10/1/2027	400,000	427,160
Matador Resources Co.
5.88%, 9/15/2026 (b)	778,000	780,918
MEG Energy Corp.
7.13%, 2/1/2027 (a)	500,000	536,250
Investments	Principal Amount	Value
Corporate Bonds (continued)
New Fortress Energy, Inc.
6.75%, 9/15/2025 (a)	$323,000	$327,813
NGL Energy Operating LLC
7.50%, 2/1/2026 (a)	918,000	953,646
Occidental Petroleum Corp.
2.90%, 8/15/2024	1,530,000	1,526,175
Targa Resources Partners LP
4.88%, 2/1/2031 (a)	160,000	167,200
4.00%, 1/15/2032 (a)	749,000	742,701
		10,015,678
Pharmaceuticals — 2.1%
Bausch Health Americas, Inc.
8.50%, 1/31/2027 (a)	214,000	229,247
Bausch Health Cos., Inc.
7.00%, 3/15/2024 (a)	100,000	102,068
Endo Dac
6.00%, 6/30/2028 (a)	552,000	384,551
Organon Finance 1 LLC
5.13%, 4/30/2031 (a)	1,006,000	1,033,182
Par Pharmaceutical, Inc.
7.50%, 4/1/2027 (a)	480,000	489,600
		2,238,648
Road & Rail — 0.9%
Uber Technologies, Inc.
8.00%, 11/1/2026 (a)	903,000	976,369
Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology, Inc.
4.25%, 9/1/2025 (a)	250,000	262,648
Software — 1.7%
Change Healthcare Holdings LLC
5.75%, 3/1/2025 (a)	634,000	644,461
NortonLifeLock, Inc.
5.00%, 4/15/2025 (a)	733,000	740,843
SS&C Technologies, Inc.
5.50%, 9/30/2027 (a)	467,000	494,450
		1,879,754
Specialty Retail — 3.4%
Gap, Inc. (The)
8.88%, 5/15/2027 (a)	322,000	373,456
L Brands, Inc.
6.63%, 10/1/2030 (a)	328,000	374,904
Magic Mergeco, Inc.
7.88%, 5/1/2029 (a)	465,000	474,300
PetSmart, Inc.
7.75%, 2/15/2029 (a)	728,000	800,916

See accompanying notes to the financial statements.

18 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Staples, Inc.
7.50%, 4/15/2026 (a)(b)	$1,229,000	$1,275,358
10.75%, 4/15/2027 (a)	362,000	370,597
		3,669,531
Technology Hardware, Storage & Peripherals — 1.2%
Dell International LLC
7.13%, 6/15/2024 (a)	823,000	839,460
NCR Corp.
5.13%, 4/15/2029 (a)	150,000	153,885
Xerox Corp.
4.38%, 3/15/2023 (c)	291,000	302,224
		1,295,569
Thrifts & Mortgage Finance — 0.7%
Quicken Loans LLC
5.25%, 1/15/2028 (a)	344,000	359,693
3.88%, 3/1/2031 (a)	400,000	390,982
		750,675
Trading Companies & Distributors — 2.6%
H&E Equipment Services, Inc.
3.88%, 12/15/2028 (a)	970,000	938,165
Herc Holdings, Inc.
5.50%, 7/15/2027 (a)	292,000	307,695
United Rentals North America, Inc.
4.88%, 1/15/2028 (b)	776,000	819,689
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	652,000	704,124
		2,769,673
Wireless Telecommunication Services — 1.6%
Sprint Corp.
7.63%, 3/1/2026	409,000	496,935
T-Mobile USA, Inc.
4.75%, 2/1/2028	294,000	314,245
3.50%, 4/15/2031	865,000	879,342
		1,690,522
Total Corporate Bonds (Cost $103,036,763)		104,295,874
	Shares
Securities Lending Reinvestments (d) — 1.1%
Investment Companies — 1.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,228,657)	1,228,657	1,228,657
Investments	Principal Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements (e) — 1.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,458,740 (Cost $1,458,740)	$1,458,740	$1,458,740
Total Investments — 99.0% (Cost $105,724,160)		106,983,271
Other assets less liabilities — 1.0%		1,035,899
Net Assets — 100.0%		$108,019,170

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $2,432,236, collateralized in the form of cash with a value of $1,228,657 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $1,304,674 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.88%, and maturity dates ranging from June 24, 2021 - February 15, 2050. The total value of collateral is $2,533,331.

(c)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2021.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,228,657.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,516,700
Aggregate gross unrealized depreciation	(1,200,291)
Net unrealized appreciation	$1,316,409
Federal income tax cost	$105,724,394

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 19

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10 Year Note	319	9/21/2021	USD	$42,088,063	$49,875
U.S. Treasury 2 Year Note	128	9/30/2021	USD	28,254,000	(1,169)
U.S. Treasury 5 Year Note	223	9/30/2021	USD	27,618,898	8,826
					$57,532

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

20 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 66.0%
U.S. Treasury Inflation Linked Bonds 0.13%, 2/15/2051 (Cost $28,717,093)	$27,769,212	$29,233,705
Short-Term Investments — 31.9%
Repurchase Agreements (a) — 31.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $14,105,299 (Cost $14,105,299)	14,105,299	14,105,299
Total Investments — 97.9% (Cost $42,822,392)		43,339,004
Other assets less liabilities — 2.1%		907,924
Net Assets — 100.0%		$44,246,928

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,242,323
Aggregate gross unrealized depreciation	(1,152,454)
Net unrealized appreciation	$89,869
Federal income tax cost	$42,822,392

Swap Agreementsa

Inflation Expectations ETF had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
12,780,046	1/6/2022	Citibank NA	(0.16)%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	600,724
61,156,544	11/8/2021	Citibank NA	(0.25)%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[g]	(1,152,374)
73,936,590					(551,650)	—	551,650	—
2,218,484	11/8/2021	Societe Generale	0.15%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	45,731

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: INFLATION EXPECTATIONS ETF RINF :: 21

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,964,394	11/8/2021	Societe Generale	(0.40)%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[g]	79,176
10,182,878					124,907	(124,907)	—	—
84,119,468					(426,743)
				Total Unrealized Appreciation	725,631
				Total Unrealized Depreciation	(1,152,374)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the U.S. Treasury Obligations section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

g  Certain underlying component disclosures related to this index may be found on the website at www.proshares.com/media/FTSE30-Year_TIPS_May.pdf

See accompanying notes to the financial statements.

22 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 95.2%
Aerospace & Defense — 1.6%
Lockheed Martin Corp.
4.07%, 12/15/2042	$1,744,000	$2,042,490
Raytheon Technologies Corp.
6.13%, 7/15/2038	3,183,000	4,423,948
5.70%, 4/15/2040	1,595,000	2,130,259
4.50%, 6/1/2042	2,589,000	3,105,199
		11,701,896
Air Freight & Logistics — 0.4%
United Parcel Service, Inc. 6.20%, 1/15/2038	1,924,000	2,787,791
Automobiles — 1.1%
Daimler Finance North America LLC
8.50%, 1/18/2031	2,069,000	3,099,473
General Motors Co.
6.25%, 10/2/2043	1,851,000	2,494,874
5.20%, 4/1/2045	2,121,000	2,530,825
		8,125,172
Banks — 25.0%
Banco Santander SA
4.25%, 4/11/2027	2,390,000	2,694,848
3.80%, 2/23/2028	848,000	926,576
4.38%, 4/12/2028	1,246,000	1,409,288
3.31%, 6/27/2029	3,909,000	4,192,896
3.49%, 5/28/2030	1,670,000	1,787,044
Bank of America Corp.
6.11%, 1/29/2037	3,837,000	5,202,501
7.75%, 5/14/2038	1,996,000	3,107,929
5.88%, 2/7/2042	2,639,000	3,682,036
5.00%, 1/21/2044	1,374,000	1,747,452
Bank of America NA
6.00%, 10/15/2036	1,793,000	2,496,853
Barclays plc
5.25%, 8/17/2045	2,070,000	2,631,279
4.95%, 1/10/2047	2,537,000	3,125,723
Citigroup, Inc.
4.45%, 9/29/2027	4,981,000	5,700,670
4.13%, 7/25/2028	4,559,000	5,128,794
8.13%, 7/15/2039 (a)	1,636,000	2,749,952
5.88%, 1/30/2042	759,000	1,054,497
6.68%, 9/13/2043	1,136,000	1,711,080
4.65%, 7/30/2045	1,034,000	1,279,729
4.75%, 5/18/2046	1,456,000	1,773,722
Cooperatieve Rabobank UA
5.25%, 5/24/2041	1,999,000	2,643,407
5.75%, 12/1/2043	1,803,000	2,441,658
5.25%, 8/4/2045	2,116,000	2,753,947
Investments	Principal Amount	Value
Corporate Bonds (continued)
Fifth Third Bancorp
8.25%, 3/1/2038	$1,451,000	$2,382,190
HSBC Holdings plc
4.95%, 3/31/2030	616,000	730,510
6.50%, 5/2/2036	2,082,000	2,818,294
6.50%, 9/15/2037	3,383,000	4,609,941
6.80%, 6/1/2038	2,395,000	3,377,403
5.25%, 3/14/2044	4,172,000	5,253,976
ING Groep NV
3.95%, 3/29/2027	1,901,000	2,140,197
4.55%, 10/2/2028	2,977,000	3,467,552
4.05%, 4/9/2029	1,658,000	1,868,340
JPMorgan Chase & Co.
4.13%, 12/15/2026	77,000	87,359
4.25%, 10/1/2027	728,000	837,833
6.40%, 5/15/2038	1,816,000	2,628,247
5.50%, 10/15/2040	1,949,000	2,601,987
5.60%, 7/15/2041	3,816,000	5,207,512
5.40%, 1/6/2042	2,884,000	3,843,515
5.63%, 8/16/2043	3,972,000	5,399,319
4.85%, 2/1/2044	326,000	412,003
4.95%, 6/1/2045	375,000	476,048
Lloyds Banking Group plc
3.75%, 1/11/2027	1,470,000	1,629,261
4.38%, 3/22/2028	1,313,000	1,501,545
4.55%, 8/16/2028	2,039,000	2,361,156
4.34%, 1/9/2048	2,459,000	2,759,800
Mitsubishi UFJ Financial Group, Inc.
3.68%, 2/22/2027	2,653,000	2,973,856
3.29%, 7/25/2027 (a)	836,000	920,382
3.96%, 3/2/2028	971,000	1,093,528
4.05%, 9/11/2028	4,749,000	5,418,070
3.74%, 3/7/2029	1,218,000	1,357,092
3.20%, 7/18/2029	250,000	268,888
2.56%, 2/25/2030	1,445,000	1,475,119
2.05%, 7/17/2030	1,533,000	1,506,016
3.75%, 7/18/2039	2,466,000	2,734,835
Mizuho Financial Group, Inc.
3.17%, 9/11/2027	2,434,000	2,652,279
4.02%, 3/5/2028	1,104,000	1,239,874
PNC Bank NA
4.05%, 7/26/2028	1,825,000	2,084,034
Sumitomo Mitsui Financial Group, Inc.
3.45%, 1/11/2027	396,000	434,064
3.36%, 7/12/2027	1,436,000	1,578,313
3.04%, 7/16/2029	4,994,000	5,294,788
2.75%, 1/15/2030	2,448,000	2,534,948
2.13%, 7/8/2030	2,847,000	2,814,576
Wells Fargo & Co.
4.30%, 7/22/2027	1,576,000	1,801,447
5.38%, 11/2/2043	4,929,000	6,349,328

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 23

Investments	Principal Amount	Value
Corporate Bonds (continued)
5.61%, 1/15/2044	$1,954,000	$2,579,953
4.65%, 11/4/2044	513,000	608,157
3.90%, 5/1/2045	2,942,000	3,329,411
4.90%, 11/17/2045	648,000	793,714
4.40%, 6/14/2046	1,887,000	2,188,559
4.75%, 12/7/2046	500,000	608,400
Wells Fargo Bank NA
6.60%, 1/15/2038	1,946,000	2,805,576
Westpac Banking Corp.
3.35%, 3/8/2027	1,227,000	1,359,911
3.40%, 1/25/2028	2,579,000	2,865,423
4.42%, 7/24/2039	1,207,000	1,396,026
2.96%, 11/16/2040	1,261,000	1,199,209
		180,901,645
Beverages — 3.6%
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	1,570,000	1,912,814
3.75%, 7/15/2042	2,285,000	2,401,094
Coca-Cola Co. (The)
3.38%, 3/25/2027	712,000	796,306
1.45%, 6/1/2027	2,959,000	2,992,743
1.00%, 3/15/2028	1,944,000	1,878,860
2.13%, 9/6/2029	2,924,000	2,973,359
3.45%, 3/25/2030	2,095,000	2,334,620
1.65%, 6/1/2030	830,000	801,796
2.50%, 6/1/2040	2,651,000	2,513,887
2.60%, 6/1/2050	1,550,000	1,415,902
3.00%, 3/5/2051	2,480,000	2,451,078
2.50%, 3/15/2051	1,673,000	1,495,536
Molson Coors Beverage Co.
5.00%, 5/1/2042	1,509,000	1,789,195
		25,757,190
Biotechnology — 0.5%
AbbVie, Inc. 4.40%, 11/6/2042	3,349,000	3,890,982
Capital Markets — 6.9%
Credit Suisse Group AG
4.88%, 5/15/2045	3,086,000	3,772,170
Goldman Sachs Group, Inc. (The)
6.13%, 2/15/2033	1,837,000	2,462,604
6.75%, 10/1/2037	9,045,000	12,898,304
6.25%, 2/1/2041	2,450,000	3,524,744
5.15%, 5/22/2045	1,308,000	1,707,420
Jefferies Group LLC
4.15%, 1/23/2030	1,450,000	1,605,522
Morgan Stanley
3.63%, 1/20/2027	2,860,000	3,184,125
3.95%, 4/23/2027	3,071,000	3,459,382
6.38%, 7/24/2042	3,225,000	4,767,663
Investments	Principal Amount	Value
Corporate Bonds (continued)
4.30%, 1/27/2045	$2,846,000	$3,374,834
4.38%, 1/22/2047	4,672,000	5,630,044
Nomura Holdings, Inc.
3.10%, 1/16/2030	2,657,000	2,742,206
2.68%, 7/16/2030	844,000	840,357
		49,969,375
Chemicals — 0.3%
Dow Chemical Co. (The) 7.38%, 11/1/2029	1,336,000	1,834,776
Communications Equipment — 1.2%
Cisco Systems, Inc.
5.90%, 2/15/2039	4,058,000	5,789,272
5.50%, 1/15/2040	1,864,000	2,562,736
		8,352,008
Consumer Finance — 0.9%
Ally Financial, Inc.
8.00%, 11/1/2031	2,310,000	3,265,537
American Express Co.
4.05%, 12/3/2042	1,681,000	1,939,244
Toyota Motor Credit Corp.
3.38%, 4/1/2030	1,484,000	1,639,548
		6,844,329
Diversified Financial Services — 4.6%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	2,005,000	2,504,408
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	7,965,000	9,285,242
Shell International Finance BV
4.13%, 5/11/2035	1,868,000	2,187,780
6.38%, 12/15/2038	2,795,000	4,079,146
5.50%, 3/25/2040	4,108,000	5,617,437
4.55%, 8/12/2043	1,077,000	1,312,682
4.38%, 5/11/2045	2,663,000	3,178,998
4.00%, 5/10/2046	2,520,000	2,866,737
3.75%, 9/12/2046	2,086,000	2,304,090
		33,336,520
Diversified Telecommunication Services — 5.1%
AT&T, Inc.
5.35%, 9/1/2040	1,524,000	1,908,551
Telefonica Emisiones SA
4.10%, 3/8/2027	2,542,000	2,866,982
7.05%, 6/20/2036	1,968,000	2,773,624
5.21%, 3/8/2047	3,539,000	4,256,227
4.90%, 3/6/2048	3,703,000	4,246,961
Verizon Communications, Inc.
4.13%, 3/16/2027	3,656,000	4,174,421
4.33%, 9/21/2028	1,082,000	1,244,410

See accompanying notes to the financial statements.

24 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
4.50%, 8/10/2033	$2,179,000	$2,561,913
4.27%, 1/15/2036	2,165,000	2,507,220
5.25%, 3/16/2037	795,000	1,014,306
4.86%, 8/21/2046	1,544,000	1,918,869
4.52%, 9/15/2048	3,016,000	3,573,851
5.01%, 8/21/2054	783,000	1,008,026
4.67%, 3/15/2055	2,391,000	2,951,707
		37,007,068
Electric Utilities — 0.5%
Duke Energy Florida LLC
6.40%, 6/15/2038	1,394,000	2,012,257
Georgia Power Co.
4.30%, 3/15/2042	1,481,000	1,703,644
		3,715,901
Electrical Equipment — 0.2%
Eaton Corp. 4.15%, 11/2/2042	1,242,000	1,436,732
Energy Equipment & Services — 0.8%
Baker Hughes Holdings LLC
5.13%, 9/15/2040	1,509,000	1,876,097
Halliburton Co.
7.45%, 9/15/2039	2,497,000	3,574,167
		5,450,264
Entertainment — 2.1%
NBCUniversal Media LLC
4.45%, 1/15/2043	1,753,000	2,097,738
TWDC Enterprises 18 Corp.
2.95%, 6/15/2027 (a)	1,763,000	1,927,857
4.13%, 6/1/2044	2,942,000	3,404,186
Walt Disney Co. (The)
2.20%, 1/13/2028	2,408,000	2,478,092
3.80%, 3/22/2030	1,672,000	1,879,226
2.65%, 1/13/2031	842,000	870,298
6.65%, 11/15/2037	1,681,000	2,460,011
		15,117,408
Equity Real Estate Investment Trusts (REITs) — 0.3%
Weyerhaeuser Co. 7.38%, 3/15/2032	1,727,000	2,478,150
Food & Staples Retailing — 0.9%
Walmart, Inc.
5.25%, 9/1/2035	1,783,000	2,380,793
6.50%, 8/15/2037	2,780,000	4,143,015
		6,523,808
Investments	Principal Amount	Value
Corporate Bonds (continued)
Food Products — 0.7%
Kraft Heinz Foods Co.
5.00%, 6/4/2042	$2,701,000	$3,143,702
Unilever Capital Corp.
5.90%, 11/15/2032	1,355,000	1,841,919
		4,985,621
Health Care Equipment & Supplies — 0.9%
Medtronic, Inc.
4.38%, 3/15/2035	3,530,000	4,314,931
4.63%, 3/15/2045	1,862,000	2,357,168
		6,672,099
Health Care Providers & Services — 2.3%
Anthem, Inc.
4.65%, 1/15/2043	1,533,000	1,846,371
Ascension Health
3.95%, 11/15/2046	1,521,000	1,783,130
UnitedHealth Group, Inc.
3.85%, 6/15/2028	1,822,000	2,074,359
2.88%, 8/15/2029	404,000	431,642
2.00%, 5/15/2030	2,612,000	2,600,264
4.63%, 7/15/2035	2,268,000	2,801,766
6.88%, 2/15/2038	1,425,000	2,158,098
4.75%, 7/15/2045	2,591,000	3,305,489
		17,001,119
Household Products — 0.8%
Procter & Gamble Co. (The)
3.00%, 3/25/2030	3,142,000	3,425,782
1.20%, 10/29/2030	1,655,000	1,553,691
1.95%, 4/23/2031	940,000	941,408
		5,920,881
Industrial Conglomerates — 1.6%
General Electric Co.
6.75%, 3/15/2032	1,783,000	2,419,713
5.88%, 1/14/2038	760,000	1,007,471
6.88%, 1/10/2039	4,158,000	6,060,624
4.50%, 3/11/2044	1,952,000	2,282,988
		11,770,796
Insurance — 1.3%
AXA SA
8.60%, 12/15/2030	1,575,000	2,387,521
MetLife, Inc.
5.70%, 6/15/2035	1,565,000	2,121,728
4.88%, 11/13/2043	1,017,000	1,294,411
4.05%, 3/1/2045	1,753,000	2,002,639

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 25

Investments	Principal Amount	Value
Corporate Bonds (continued)
Prudential plc
3.13%, 4/14/2030	$1,443,000	$1,542,081
		9,348,380
IT Services — 2.1%
International Business Machines Corp.
3.50%, 5/15/2029	6,493,000	7,166,731
4.15%, 5/15/2039	2,535,000	2,912,601
4.00%, 6/20/2042	2,949,000	3,336,173
4.25%, 5/15/2049	1,474,000	1,715,572
		15,131,077
Machinery — 0.3%
Caterpillar, Inc. 3.80%, 8/15/2042	2,067,000	2,383,467
Media — 3.7%
Comcast Corp.
4.25%, 1/15/2033	2,957,000	3,455,702
6.50%, 11/15/2035	2,225,000	3,169,017
4.65%, 7/15/2042	1,117,000	1,364,807
4.75%, 3/1/2044	2,541,000	3,155,101
Time Warner Cable LLC
6.55%, 5/1/2037	2,020,000	2,683,551
7.30%, 7/1/2038	1,910,000	2,708,179
6.75%, 6/15/2039	1,596,000	2,183,649
Time Warner Entertainment Co. LP
8.38%, 7/15/2033	2,266,000	3,383,433
ViacomCBS, Inc.
6.88%, 4/30/2036	1,089,000	1,533,232
4.38%, 3/15/2043	2,622,000	2,857,316
		26,493,987
Metals & Mining — 3.0%
BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	2,296,000	2,714,379
5.00%, 9/30/2043	2,902,000	3,837,906
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	1,628,000	2,162,194
Southern Copper Corp.
6.75%, 4/16/2040	1,307,000	1,808,561
5.25%, 11/8/2042	1,413,000	1,695,600
5.88%, 4/23/2045 (a)	2,574,000	3,371,940
Vale Overseas Ltd.
6.88%, 11/21/2036	2,354,000	3,189,694
6.88%, 11/10/2039	1,921,000	2,643,795
		21,424,069
Multiline Retail — 0.3%
Target Corp. 4.00%, 7/1/2042	1,799,000	2,178,682
Investments	Principal Amount	Value
Corporate Bonds (continued)
Multi-Utilities — 0.5%
Berkshire Hathaway Energy Co. 6.13%, 4/1/2036	$2,792,000	$3,810,362
Oil, Gas & Consumable Fuels — 6.3%
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	1,577,000	2,095,503
Cenovus Energy, Inc.
6.75%, 11/15/2039	1,847,000	2,435,038
CNOOC Finance 2015 USA LLC
4.38%, 5/2/2028	2,403,000	2,670,661
CNOOC Petroleum North America ULC
6.40%, 5/15/2037	1,309,000	1,711,119
ConocoPhillips
6.50%, 2/1/2039	4,092,000	5,939,520
ConocoPhillips Co.
6.95%, 4/15/2029	2,836,000	3,815,071
Ecopetrol SA
5.88%, 5/28/2045	2,572,000	2,664,592
Hess Corp.
5.60%, 2/15/2041	1,655,000	1,997,685
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	1,042,000	1,450,716
Kinder Morgan, Inc.
7.75%, 1/15/2032	1,594,000	2,262,387
Phillips 66
5.88%, 5/1/2042	1,946,000	2,591,246
Suncor Energy, Inc.
6.50%, 6/15/2038	1,626,000	2,220,338
Total Capital SA
3.88%, 10/11/2028	1,745,000	1,976,510
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	2,164,000	2,868,255
7.63%, 1/15/2039	1,620,000	2,450,109
Valero Energy Corp.
6.63%, 6/15/2037	2,961,000	3,942,975
Williams Cos., Inc. (The)
6.30%, 4/15/2040	1,738,000	2,297,898
		45,389,623
Pharmaceuticals — 6.1%
AstraZeneca plc
6.45%, 9/15/2037	2,981,000	4,352,492
4.00%, 9/18/2042	1,854,000	2,125,877
4.38%, 11/16/2045	1,622,000	1,944,050
GlaxoSmithKline Capital, Inc.
3.88%, 5/15/2028	2,347,000	2,666,364
6.38%, 5/15/2038	4,530,000	6,585,437
Johnson & Johnson
5.95%, 8/15/2037	1,269,000	1,823,246

See accompanying notes to the financial statements.

26 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Merck & Co., Inc.
4.15%, 5/18/2043	$2,597,000	$3,102,967
Novartis Capital Corp.
4.40%, 5/6/2044	2,644,000	3,266,538
Pfizer, Inc.
3.00%, 12/15/2026	1,310,000	1,440,356
4.00%, 12/15/2036	508,000	598,310
7.20%, 3/15/2039	6,563,000	10,413,355
4.40%, 5/15/2044	437,000	534,537
4.13%, 12/15/2046	1,959,000	2,323,657
Wyeth LLC
5.95%, 4/1/2037	1,928,000	2,691,581
		43,868,767
Software — 1.3%
Oracle Corp.
6.50%, 4/15/2038	3,954,000	5,466,206
6.13%, 7/8/2039	1,434,000	1,929,641
5.38%, 7/15/2040	1,457,000	1,826,934
		9,222,781
Specialty Retail — 0.7%
Home Depot, Inc. (The) 5.88%, 12/16/2036	3,922,000	5,450,038
Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.
3.85%, 5/4/2043	3,868,000	4,406,169
4.45%, 5/6/2044	1,681,000	2,070,201
3.45%, 2/9/2045	1,905,000	2,042,485
4.38%, 5/13/2045	3,661,000	4,474,110
HP, Inc.
6.00%, 9/15/2041	1,803,000	2,339,090
		15,332,055
Tobacco — 1.0%
Altria Group, Inc.
5.38%, 1/31/2044	2,342,000	2,714,172
Philip Morris International, Inc.
6.38%, 5/16/2038	2,922,000	4,072,136
4.25%, 11/10/2044	650,000	733,213
		7,519,521
Wireless Telecommunication Services — 4.2%
America Movil SAB de CV
6.38%, 3/1/2035	710,000	997,090
6.13%, 3/30/2040	3,718,000	5,154,553
4.38%, 7/16/2042	1,565,000	1,817,124
Telefonica Europe BV
8.25%, 9/15/2030	1,329,000	1,908,682
Investments	Principal Amount	Value
Corporate Bonds (continued)
Vodafone Group plc
4.38%, 5/30/2028	$5,194,000	$5,982,895
6.15%, 2/27/2037	1,454,000	1,960,382
5.00%, 5/30/2038	2,555,000	3,115,541
5.25%, 5/30/2048	4,077,000	5,161,101
4.88%, 6/19/2049	1,730,000	2,087,144
4.25%, 9/17/2050	2,188,000	2,429,121
		30,613,633
Total Corporate Bonds (Cost $689,253,778)		689,747,973
	Shares
Securities Lending Reinvestments (b) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,686,740)	1,686,740	1,686,740
	Principal Amount
Short-Term Investments — 1.1%
Repurchase Agreements (c) — 1.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $7,624,945 (Cost $7,624,944)	$7,624,944	7,624,944
Total Investments — 96.5% (Cost $698,565,462)		699,059,657
Other assets less liabilities — 3.5%		25,323,116
Net Assets — 100.0%		$724,382,773

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $2,421,631, collateralized in the form of cash with a value of $1,686,740 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $813,956 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.88%, and maturity dates ranging from June 24, 2021 - February 15, 2050. The total value of collateral is $2,500,696.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,686,740.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 27

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,600,422
Aggregate gross unrealized depreciation	(8,462,044)
Net unrealized appreciation	$1,138,378
Federal income tax cost	$698,649,250

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	1,420	9/21/2021	USD	$187,351,250	$81,003
U.S. Treasury Long Bond	2,644	9/21/2021	USD	413,868,625	632,545
U.S. Treasury Ultra Bond	558	9/21/2021	USD	103,369,500	14,423
					$727,971

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

28 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$801,750
Aggregate gross unrealized depreciation	(313,750)
Net unrealized appreciation	$488,000
Federal income tax cost	$—

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
WTI Crude Oil	516	7/20/2021	USD	$34,107,600	$801,750
WTI Crude Oil	547	11/19/2021	USD	34,958,770	(145,499)
WTI Crude Oil	569	5/20/2022	USD	34,834,180	(168,251)
					$488,000

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: K-1 FREE CRUDE OIL STRATEGY ETF OILK :: 29

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 94.3%
AbbVie, Inc. (Biotechnology)	0.6%	25,451	$2,881,053
Adobe, Inc.* (Software)	0.8%	7,598	3,833,799
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	24,771	1,983,662
Alphabet, Inc., Class A* (Interactive Media & Services)	1.2%	2,367	5,578,664
Alphabet, Inc., Class C* (Interactive Media & Services)	1.1%	2,258	5,445,303
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.5%	3,780	12,183,205
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.8%	144,493	18,005,273
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	14,691	2,029,268
Autodesk, Inc.* (Software)	0.4%	6,897	1,971,576
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.8%	13,715	3,969,670
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	0.4%	805	1,901,048
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	39,353	2,586,279
Charter Communications, Inc., Class A* (Media)	0.5%	3,345	2,323,203
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.4%	17,959	1,863,965
Citigroup, Inc. (Banks)	0.5%	33,401	2,628,993
CVS Health Corp. (Health Care Providers & Services)	0.5%	27,714	2,395,598
Danaher Corp. (Health Care Equipment & Supplies)	0.6%	11,550	2,958,417
Deere & Co. (Machinery)	0.5%	6,682	2,412,870
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.6%	49,445	2,886,105
Facebook, Inc., Class A* (Interactive Media & Services)	1.4%	20,588	6,767,893
FedEx Corp. (Air Freight & Logistics)	0.5%	6,998	2,203,040
Ford Motor Co.* (Automobiles)	0.5%	157,778	2,292,514
Home Depot, Inc. (The) (Specialty Retail)	0.4%	6,531	2,082,801
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	0.4%	3,482	1,943,339
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	54,244	3,098,417
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	0.4%	7,587	$1,822,094
Johnson & Johnson (Pharmaceuticals)	0.6%	17,609	2,980,323
JPMorgan Chase & Co. (Banks)	0.7%	20,933	3,438,036
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	5,704	2,180,069
Mastercard, Inc., Class A (IT Services)	0.4%	5,175	1,866,002
MetLife, Inc. (Insurance)	0.4%	28,464	1,860,407
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	25,053	2,107,959
Microsoft Corp. (Software)	3.9%	75,492	18,848,843
Netflix, Inc.* (Entertainment)	0.7%	6,667	3,352,234
Norfolk Southern Corp. (Road & Rail)	0.4%	7,217	2,027,255
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.6%	4,535	2,946,752
PayPal Holdings, Inc.* (IT Services)	0.4%	7,030	1,827,941
Procter & Gamble Co. (The) (Household Products)	0.5%	18,813	2,536,933
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	19,173	2,579,535
salesforce.com, Inc.* (Software)	0.5%	10,657	2,537,432
ServiceNow, Inc.* (Software)	0.4%	4,299	2,037,210
Target Corp. (Multiline Retail)	0.5%	11,541	2,618,883
Tesla, Inc.* (Automobiles)	0.9%	6,694	4,185,223
Truist Financial Corp. (Banks)	0.5%	35,041	2,164,833
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	10,569	2,268,108
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.5%	5,884	2,423,737
Visa, Inc., Class A (IT Services)	0.5%	10,644	2,419,381
Walmart, Inc. (Food & Staples Retailing)	0.6%	21,258	3,019,273
Walt Disney Co. (The)* (Entertainment)	0.4%	11,257	2,011,063
Zoetis, Inc. (Pharmaceuticals)	0.4%	11,163	1,972,279
Other Common Stocks (b)	57.8%	4,040,647	278,437,394
Total Common Stocks (Cost $346,391,237)			454,695,154
See accompanying notes to the financial statements.

30 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Principal Amount	Value
Short-Term Investments — 5.2%
Repurchase Agreements (c) — 5.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $24,988,757 (Cost $24,988,753)		$24,988,753	$24,988,753
Total Investments — 99.5% (Cost $371,379,990)			479,683,907
Other assets less liabilities — 0.5%			2,219,683
Net Assets — 100.0%			$481,903,590

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $59,705,084.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $2,084,938, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $2,138,847.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$137,635,741
Aggregate gross unrealized depreciation	(28,660,370)
Net unrealized appreciation	$108,975,371
Federal income tax cost	$372,201,637

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(59,285,140)	1/6/2022	Goldman Sachs International	(0.16)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	(9,670,207)	9,665,083	5,124	—
(26,393,598)	11/7/2022	Societe Generale	0.10%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	(2,480,227)
118,173,310	11/7/2022	Societe Generale	0.80%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	14,944,621
91,779,712					12,464,394	(12,464,394)	—	—
(60,091,535)	11/8/2021	UBS AG	(0.20)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	(11,639,501)
54,317,650	11/8/2021	UBS AG	0.65%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	10,338,415
(5,773,885)					(1,301,086)	1,110,422	190,664	—
26,720,687					1,493,101
				Total Unrealized Appreciation	25,283,036
				Total Unrealized Depreciation	(23,789,935)

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: LARGE CAP CORE PLUS CSM :: 31

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.

g  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	1.7%
Air Freight & Logistics	1.1%
Airlines	0.1%
Auto Components	0.3%
Automobiles	1.7%
Banks	4.3%
Beverages	0.9%
Biotechnology	2.2%
Building Products	0.2%
Capital Markets	1.8%
Chemicals	1.7%
Communications Equipment	0.3%
Construction & Engineering	0.3%
Consumer Finance	0.4%
Containers & Packaging	0.4%
Distributors	0.4%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	0.7%
Electric Utilities	1.5%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.0%*
Entertainment	1.6%
Equity Real Estate Investment Trusts (REITs)	4.6%
Food & Staples Retailing	1.3%
Food Products	1.9%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	2.4%
Hotels, Restaurants & Leisure	3.6%
Household Durables	1.1%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.6%
Insurance	5.1%
Interactive Media & Services	3.7%
Internet & Direct Marketing Retail	3.1%
IT Services	3.3%
Life Sciences Tools & Services	1.4%
Machinery	2.6%

See accompanying notes to the financial statements.

32 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Media	2.4%
Metals & Mining	0.6%
Multiline Retail	0.9%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	3.0%
Pharmaceuticals	2.5%
Professional Services	0.8%
Real Estate Management & Development	0.0%*
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	4.2%
Software	7.9%
Specialty Retail	1.5%
Technology Hardware, Storage & Peripherals	4.2%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	0.0%*
Wireless Telecommunication Services	0.3%
Other[a]	5.7%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: LARGE CAP CORE PLUS CSM :: 33

Investments	Shares	Value
Common Stocks — 92.7%
Internet & Direct Marketing Retail — 89.8%
1-800-Flowers.com, Inc., Class A*	91,462	$2,786,846
Alibaba Group Holding Ltd., ADR*	57,402	12,281,732
Amazon.com, Inc.*	6,774	21,833,076
Baozun, Inc., ADR*	25,694	891,325
Chewy, Inc., Class A*	39,817	2,931,328
Dada Nexus Ltd., ADR*	37,561	943,908
eBay, Inc.	61,642	3,752,765
Etsy, Inc.*	19,075	3,142,225
Farfetch Ltd., Class A*	22,593	1,046,734
Fiverr International Ltd.*	4,849	995,548
Groupon, Inc.*	59,825	2,826,731
Grubhub, Inc.*	47,427	2,850,837
JD.com, Inc., ADR*	25,346	1,874,083
MercadoLibre, Inc.*	919	1,248,618
Overstock.com, Inc.*	36,017	3,076,932
PetMed Express, Inc. (a)	99,639	2,879,567
Pinduoduo, Inc., ADR*	24,290	3,033,335
Quotient Technology, Inc.*	251,932	2,962,720
Qurate Retail, Inc., Series A	212,256	2,893,049
RealReal, Inc. (The)*	168,930	2,951,207
Shutterstock, Inc.	31,973	2,901,550
Stamps.com, Inc.*(a)	15,452	2,900,031
Stitch Fix, Inc., Class A*	58,441	3,124,256
Vipshop Holdings Ltd., ADR*	39,909	923,095
Wayfair, Inc., Class A*(a)	10,412	3,191,695
		90,243,193
Media — 2.9%
Magnite, Inc.*	96,070	2,853,279
Total Common Stocks (Cost $75,178,484)		93,096,472
Securities Lending Reinvestments (b) — 2.2%
Investment Companies — 2.2%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $2,235,377)	2,235,377	2,235,377
Investments	Principal Amount	Value
Short-Term Investments — 0.2%
Repurchase Agreements (c) — 0.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $193,300 (Cost $193,300)	$193,300	$193,300
Total Investments — 95.1% (Cost $77,607,161)		95,525,149
Other assets less liabilities — 4.9%		4,941,697
Net Assets — 100.0%		$100,466,846

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $3,085,254, collateralized in the form of cash with a value of $2,235,377 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $939,033 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $3,174,410.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $2,235,377.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,049,149
Aggregate gross unrealized depreciation	(7,902,577)
Net unrealized appreciation	$14,146,572
Federal income tax cost	$78,218,422

See accompanying notes to the financial statements.

34 :: CLIX LONG ONLINE/SHORT STORES ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Long Online /Short Stores ETF had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(43,718,894)	11/8/2021	Goldman Sachs International	1.34%	Solactive- ProShares Bricks and Mortar Retail Store Index	(1,477,107)
4,910,006	11/8/2021	Goldman Sachs International	0.56%	ProShares Online Retail Index	1,026,010
(38,808,888)					(451,097)	—	451,097	—
(6,623,298)	11/8/2021	Societe Generale	2.35%	Solactive- ProShares Bricks and Mortar Retail Store Index	(2,688,807)
2,570,763	11/7/2022	Societe Generale	(0.75)%	ProShares Online Retail Index	(20,251)
(4,052,535)					(2,709,058)	—	2,688,304	(20,754)
(42,861,423)					(3,160,155)
				Total Unrealized Appreciation	1,026,010
				Total Unrealized Depreciation	(4,186,165)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: LONG ONLINE/SHORT STORES ETF CLIX :: 35

Investments	Principal Amount	Value
Short-Term Investments — 92.7%
Repurchase Agreements (a) — 92.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $4,381,857 (Cost $4,381,857)	$4,381,857	$4,381,857
Total Investments — 92.7% (Cost $4,381,857)		4,381,857
Other assets less liabilities — 7.3%		344,557
Net Assets — 100.0%		$4,726,414

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$119,838
Aggregate gross unrealized depreciation	(33,220)
Net unrealized appreciation	$86,618
Federal income tax cost	$4,381,857

Futures Contracts Purchased

Managed Futures Strategy ETF had the following open long and short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Coffee 'C'	2	7/20/2021	USD	$121,762	$6,613
Copper	1	7/28/2021	USD	116,938	13,948
Corn	4	7/14/2022	USD	110,950	(9,998)
Cotton No. 2	3	7/8/2021	USD	123,180	(10,603)
E-Mini Crude Oil	1	6/21/2021	USD	33,160	345
E-Mini Euro	3	6/14/2021	USD	228,844	2,298
E-Mini Natural Gas	12	8/26/2021	USD	90,060	171
Foreign Exchange AUD/USD	2	6/14/2021	USD	154,280	(1,955)
Foreign Exchange CAD/USD	3	6/15/2021	USD	248,220	11,293
Foreign Exchange CHF/USD	2	6/14/2021	USD	278,025	1,520
Foreign Exchange GBP/USD	3	6/14/2021	USD	266,175	6,281
Gold	2	8/27/2021	USD	121,939	6,810
Lean Hogs	3	8/13/2021	USD	139,470	25,922
NY Harbor ULSD	1	11/30/2021	USD	85,701	24,244
RBOB Gasoline	1	6/30/2021	USD	89,750	678
Silver	2	7/28/2021	USD	56,028	1,002
Soybean	2	7/14/2021	USD	153,050	12,177
Sugar No. 11	5	6/30/2021	USD	97,216	(888)
Wheat	2	12/14/2021	USD	67,475	(6,805)
					$83,053

See accompanying notes to the financial statements.

36 :: FUT MANAGED FUTURES STRATEGY ETF :: MAY 31, 2021 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Futures Contracts Sold

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Cocoa	7	7/15/2021	USD	$168,840	$(670)
Foreign Exchange JPY/USD	4	6/14/2021	USD	455,475	6,536
Live Cattle	5	8/31/2021	USD	237,200	(1,224)
U.S. Treasury 10 Year Note	6	9/21/2021	USD	791,625	(259)
U.S. Treasury Long Bond	4	9/21/2021	USD	626,125	(818)
					$3,565
					$86,618

Abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

GBP  British Pound

JPY  Japanese Yen

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MANAGED FUTURES STRATEGY ETF FUT :: 37

Investments	Shares	Value
Common Stocks — 86.9%
Aerospace & Defense — 2.0%
Aerojet Rocketdyne Holdings, Inc.	18,051	$874,571
Auto Components — 2.4%
Cooper Tire & Rubber Co.	17,168	1,019,436
Banks — 11.8%
Cadence BanCorp	44,401	993,694
CIT Group, Inc.	35,417	1,876,393
People's United Financial, Inc.	51,883	981,108
TCF Financial Corp.	25,610	1,216,475
		5,067,670
Chemicals — 2.3%
W R Grace & Co.	14,505	993,883
Construction Materials — 2.2%
Forterra, Inc.*	41,177	962,718
Distributors — 2.4%
Core-Mark Holding Co., Inc.	22,095	1,013,277
Diversified Telecommunication Services — 2.2%
ORBCOMM, Inc.*	85,105	952,325
Electric Utilities — 2.2%
PNM Resources, Inc.	18,788	922,867
Equity Real Estate Investment Trusts (REITs) — 7.0%
Monmouth Real Estate Investment Corp.	51,572	971,616
VEREIT, Inc.	20,766	987,839
Weingarten Realty Investors	31,893	1,045,134
		3,004,589
Health Care Providers & Services — 4.7%
Magellan Health, Inc.*	10,251	965,542
UDG Healthcare plc	69,324	1,040,872
		2,006,414
Hotels, Restaurants & Leisure — 2.3%
Extended Stay America, Inc.	50,240	990,230
Insurance — 2.8%
Athene Holding Ltd., Class A*	19,364	1,212,767
Internet & Direct Marketing Retail — 2.1%
Grubhub, Inc.*	14,611	878,267
Investments	Shares	Value
Common Stocks (continued)
IT Services — 2.4%
Cardtronics plc, Class A*	26,725	$1,040,404
Life Sciences Tools & Services — 7.1%
Luminex Corp.	26,421	974,671
PPD, Inc.*	21,427	988,213
PRA Health Sciences, Inc.*	6,397	1,093,375
		3,056,259
Machinery — 2.5%
Welbilt, Inc.*	43,802	1,082,347
Media — 2.5%
Shaw Communications, Inc., Class B	35,754	1,069,024
Multi-Utilities — 2.3%
Suez SA*	40,800	994,325
Paper & Forest Products — 2.3%
Domtar Corp.*	18,030	977,767
Professional Services — 2.3%
IHS Markit Ltd.	9,478	998,128
Semiconductors & Semiconductor Equipment — 7.7%
Dialog Semiconductor plc*	12,378	982,642
Maxim Integrated Products, Inc.	13,166	1,343,064
Xilinx, Inc.	7,510	953,770
		3,279,476
Software — 4.6%
Nuance Communications, Inc.*	18,512	979,285
Proofpoint, Inc.*	5,760	995,385
		1,974,670
Specialty Retail — 4.6%
At Home Group, Inc.*	27,130	1,018,460
Sportsman's Warehouse Holdings, Inc.*	53,403	950,574
		1,969,034
Thrifts & Mortgage Finance — 2.2%
Flagstar Bancorp, Inc.	20,535	940,503
Total Common Stocks (Cost $36,037,275)		37,280,951

See accompanying notes to the financial statements.

38 :: MRGR MERGER ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 10.4%
Repurchase Agreements (a) — 10.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $4,436,931 (Cost $4,436,931)	$4,436,931	$4,436,931
Total Investments — 97.3% (Cost $40,474,206)		41,717,882
Other assets less liabilities — 2.7%		1,144,983
Net Assets — 100.0%		$42,862,865

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,262,897
Aggregate gross unrealized depreciation	(2,244,925)
Net unrealized appreciation	$17,972
Federal income tax cost	$40,521,232

Forward Currency Contracts

Merger ETF had the following open forward currency contracts as of May 31, 2021:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[a]
U.S. Dollar vs. British Pound	Goldman Sachs International	07/12/21	775,000	$(1,098,822)	$1,099,892	$1,070
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	07/12/21	(15,000)	12,416	(12,416)	—
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	07/12/21	(69,900)	57,921	(57,858)	63
U.S. Dollar vs. Euro	Goldman Sachs International	07/12/21	(852,000)	1,042,155	(1,039,788)	2,367
Total Unrealized Appreciation						$3,500
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/12/21	1,263,000	$(978,950)	$973,828	$(5,122)
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	07/12/21	77,000	(63,786)	63,736	(50)
U.S. Dollar vs. Euro	Goldman Sachs International	07/12/21	45,000	(55,153)	54,918	(235)
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/12/21	(1,263,000)	964,980	(973,828)	(8,848)
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	07/12/21	(1,292,500)	1,031,533	(1,069,847)	(38,314)
U.S. Dollar vs. Euro	Goldman Sachs International	07/12/21	(814,000)	972,743	(993,411)	(20,668)
U.S. Dollar vs. British Pound	Goldman Sachs International	07/12/21	(1,507,800)	2,102,210	(2,139,894)	(37,684)
Total Unrealized Depreciation						$(110,921)
Total Net Unrealized Depreciation						$(107,421)[b]

a  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

b  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized appreciation of $-107,421. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MERGER ETF MRGR :: 39

Swap Agreementsa

Merger ETF had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(8,618)	11/9/2021	Citibank NA	0.64%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	(3,955)
8,346	11/9/2021	Citibank NA	0.51%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	2,423
(272)					(1,532)	—	1,000	(532)
(19,885,176)	11/9/2021	Societe Generale	0.60%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	(1,750,102)
10,774,957	11/9/2021	Societe Generale	0.55%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	680,377
(9,110,219)					(1,069,725)	—	1,069,725	—
(9,110,491)					(1,071,257)
				Total Unrealized Appreciation	682,800
				Total Unrealized Depreciation	(1,754,057)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Merger_Acquirers_May.pdf.

g  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

United States	77.4%
Canada	2.5%
Ireland	2.4%
France	2.3%
Germany	2.3%
Other[a]	13.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

40 :: MRGR MERGER ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 99.8%
ProShares DJ Brookfield Global Infrastructure ETF (a)	24,574	$1,144,411
ProShares Global Listed Private Equity ETF (a)	33,772	1,286,882
ProShares Hedge Replication ETF*(a)	45,062	2,355,392
ProShares Inflation Expectations ETF (a)	54,378	1,646,022
ProShares Managed Futures Strategy ETF*(a)(b)	12,417	510,401
ProShares Merger ETF (a)(b)	32,735	1,338,370
ProShares RAFITM Long/Short (a)	37,583	1,236,105
Total Exchange Traded Funds (Cost $8,446,959)		9,517,583
Securities Lending Reinvestments (c) — 1.3%
Investment Companies — 1.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $120,650)	120,650	120,650
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $29,888 (Cost $29,888)	$29,888	29,888
Total Investments — 101.4% (Cost $8,597,497)		9,668,121
Liabilities in excess of other assets — (1.4%)		(136,474)
Net Assets — 100.0%		$9,531,647

*  Non-income producing security.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $118,699, collateralized in the form of cash with a value of $120,650 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $120,650.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,028,037
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$1,028,037
Federal income tax cost	$8,640,084

Investment in a company which was affiliated for the period ending May 31, 2021, was as follows:

Exchange Traded Funds	Value May 31, 2020	Purchases at Cost	Sales at Value	Shares May 31, 2021	Value May 31, 2021	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Net Realized Gain
ProShares DJ Brookfield Global Infrastructure ETF	$793,764	$901,302	$667,603	24,574	$1,144,411	$139,192	$15,183	$(22,244)
ProShares Global Listed Private Equity ETF	534,647	1,031,971	561,734	33,772	1,286,882	349,090	38,815	(67,092)
ProShares Hedge Replication ETF	1,732,309	695,301	327,630	45,062	2,355,392	251,330	—	4,082
ProShares Inflation Expectations ETF	479,084	1,035,581	111,854	54,378	1,646,022	248,263	7,991	(5,052)
ProShares Managed Futures Strategy ETF	735,673	991,231	1,257,644	12,417	510,401	27,346	—	13,795
ProShares Merger ETF	1,800,432	654,666	1,265,190	32,735	1,338,370	107,253	3,977	41,209
ProShares RAFITM Long/Short	806,364	994,333	589,912	37,583	1,236,105	110,848	10,726	(85,528)
	$6,882,273	$6,304,385	$4,781,567	240,521	$9,517,583	$1,233,322	$76,692	$(120,830)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MORNINGSTAR ALTERNATIVES SOLUTION ETF ALTS :: 41

Investments	Shares	Value
Common Stocks — 99.0%
Aerospace & Defense — 1.4%
BAE Systems plc	267,796	$1,999,472
Air Freight & Logistics — 1.6%
DSV PANALPINA A/S	8,844	2,156,366
Beverages — 1.5%
Diageo plc	41,655	2,010,421
Building Products — 1.5%
Geberit AG (Registered)	2,874	2,087,685
Capital Markets — 1.5%
Partners Group Holding AG	1,394	2,106,372
Chemicals — 8.7%
BASF SE	23,408	1,914,746
Croda International plc	21,362	2,116,533
EMS-Chemie Holding AG (Registered)	2,211	2,075,768
FUCHS PETROLUB SE (Preference)	38,533	1,978,008
Novozymes A/S, Class B	26,998	1,971,057
Symrise AG	15,501	2,062,918
		12,119,030
Diversified Financial Services — 4.4%
Groupe Bruxelles Lambert SA	17,938	2,036,530
Sofina SA	5,200	2,134,686
Tokyo Century Corp.	33,359	1,965,595
		6,136,811
Diversified Telecommunication Services — 1.4%
Telenor ASA (a)	110,498	1,925,453
Electric Utilities — 3.0%
CK Infrastructure Holdings Ltd.	326,657	2,079,090
Red Electrica Corp. SA	101,760	2,035,406
		4,114,496
Electronic Equipment, Instruments & Components — 1.5%
Halma plc	56,453	2,084,291
Equity Real Estate Investment Trusts (REITs) — 5.9%
Daiwa House REIT Investment Corp.	723	1,975,553
Japan Metropolitan Fund Invest	1,995	1,999,082
Klepierre SA	71,798	2,085,938
Link REIT	212,203	2,046,434
		8,107,007
Investments	Shares	Value
Common Stocks (continued)
Food & Staples Retailing — 2.8%
Koninklijke Ahold Delhaize NV	67,904	$1,971,566
Welcia Holdings Co. Ltd.	63,668	1,959,683
		3,931,249
Food Products — 4.4%
Chocoladefabriken Lindt & Spruengli AG, Class PC	214	2,018,621
Kerry Group plc, Class A	14,851	2,009,882
Nestle SA (Registered)	16,254	2,006,716
		6,035,219
Gas Utilities — 4.3%
APA Group	270,808	1,922,859
Enagas SA	85,508	2,007,193
Hong Kong & China Gas Co. Ltd. (a)	1,163,098	2,047,017
		5,977,069
Health Care Equipment & Supplies — 4.4%
Coloplast A/S, Class B	12,393	1,968,312
DiaSorin SpA	11,556	2,030,599
GN Store Nord A/S	24,695	2,099,430
		6,098,341
Health Care Providers & Services — 4.1%
Fresenius Medical Care AG & Co. KGaA	24,185	1,937,942
Fresenius SE & Co. KGaA	35,986	1,957,512
Ryman Healthcare Ltd.	189,150	1,790,967
		5,686,421
Household Durables — 2.9%
Rinnai Corp.	20,285	2,017,894
Sekisui Chemical Co. Ltd.	111,716	1,956,490
		3,974,384
Household Products — 1.5%
Unicharm Corp.	50,606	2,012,276
Insurance — 1.5%
Legal & General Group plc	505,051	2,035,834
IT Services — 3.0%
Bechtle AG*	10,722	2,076,047
Otsuka Corp.	37,862	2,048,455
		4,124,502

See accompanying notes to the financial statements.

42 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Machinery — 4.6%
Kurita Water Industries Ltd.	46,020	$2,184,356
Spirax-Sarco Engineering plc	11,563	2,082,114
Techtronic Industries Co. Ltd.	114,126	2,151,212
		6,417,682
Multiline Retail — 1.5%
Pan Pacific International Holdings Corp.	100,063	2,001,715
Oil, Gas & Consumable Fuels — 1.4%
Washington H Soul Pattinson & Co. Ltd.	85,855	1,965,840
Personal Products — 1.4%
Kobayashi Pharmaceutical Co. Ltd.	22,205	1,968,618
Pharmaceuticals — 7.1%
Novartis AG (Registered)	22,230	1,966,011
Novo Nordisk A/S, Class B	24,528	1,939,186
Roche Holding AG	5,848	2,050,585
Sanofi	18,572	1,989,961
UCB SA	20,525	1,928,195
		9,873,938
Professional Services — 5.6%
Intertek Group plc	23,981	1,845,599
Nihon M&A Center, Inc.	82,192	1,999,962
RELX plc	75,698	1,973,769
Wolters Kluwer NV	20,846	1,999,489
		7,818,819
Road & Rail — 1.4%
MTR Corp. Ltd.	350,923	1,987,124
Semiconductors & Semiconductor Equipment — 1.5%
ASML Holding NV	3,169	2,132,053
Software — 4.5%
AVEVA Group plc	43,902	2,178,003
Dassault Systemes SE	8,865	2,038,293
SAP SE	14,621	2,050,353
		6,266,649
Specialty Retail — 4.3%
Hikari Tsushin, Inc.	9,878	1,959,881
Nitori Holdings Co. Ltd.	11,174	1,935,066
USS Co. Ltd.	115,420	2,037,101
		5,932,048
Investments	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors — 2.9%
Ashtead Group plc	28,136	$2,053,673
Bunzl plc	60,346	1,955,082
		4,008,755
Wireless Telecommunication Services — 1.5%
KDDI Corp.	61,108	2,083,145
Total Common Stocks (Cost $113,462,077)		137,179,085
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $27,972)	27,972	27,972
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $141,411 (Cost $141,411)	$141,411	141,411
Total Investments — 99.1% (Cost $113,631,460)		137,348,468
Other assets less liabilities — 0.9%		1,300,827
Net Assets — 100.0%		$138,649,295

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $1,824,041, collateralized in the form of cash with a value of $27,972 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $1,978,450 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.00%, and maturity dates ranging from June 30, 2021 - August 15, 2050. The total value of collateral is $2,006,422.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $27,972.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 43

Abbreviations

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,576,888
Aggregate gross unrealized depreciation	(2,871,966)
Net unrealized appreciation	$23,704,922
Federal income tax cost	$113,643,546

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

Japan	23.2%
United Kingdom	16.1%
Switzerland	10.3%
Germany	10.1%
Denmark	7.3%
Hong Kong	6.0%
Belgium	4.4%
France	4.4%
Netherlands	4.4%
Spain	2.9%
Australia	2.8%
China	1.5%
Italy	1.5%
Ireland	1.4%
Norway	1.4%
New Zealand	1.3%
Other[a]	1.0%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

44 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 100.0%
Banks — 10.8%
Bancolombia SA, ADR	12,786	$383,836
Bank Central Asia Tbk. PT	179,014	397,252
Bank Rakyat Indonesia Persero Tbk. PT	1,491,782	425,030
E.Sun Financial Holding Co. Ltd.	457,650	419,037
Kuwait Finance House KSCP	166,564	414,542
National Bank of Kuwait SAKP	146,465	399,074
		2,438,771
Chemicals — 5.8%
Asian Paints Ltd.	10,718	435,082
Berger Paints India Ltd.	38,834	430,059
Pidilite Industries Ltd.*	15,772	448,498
		1,313,639
Construction & Engineering — 1.7%
China Railway Group Ltd., Class H	746,158	394,187
Construction Materials — 1.8%
Shree Cement Ltd.*	1,091	416,492
Consumer Finance — 4.1%
Bajaj Finance Ltd.*	5,493	425,439
Krungthai Card PCL	210,110	492,498
		917,937
Diversified Financial Services — 2.0%
Chailease Holding Co. Ltd.	61,061	461,141
Electronic Equipment, Instruments & Components — 2.1%
Luxshare Precision Industry Co. Ltd., Class A	75,500	466,115
Food Products — 3.5%
Britannia Industries Ltd.	8,504	401,878
Indofood CBP Sukses Makmur Tbk. PT	705,206	401,106
		802,984
Gas Utilities — 3.9%
China Gas Holdings Ltd.	119,160	452,940
China Resources Gas Group Ltd.	69,152	428,586
		881,526
Health Care Providers & Services — 5.5%
Bangkok Dusit Medical Services PCL, Class F	602,244	414,344
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	119,600	429,686
Investments	Shares	Value
Common Stocks (continued)
Sinopharm Group Co. Ltd., Class H	122,151	$407,647
		1,251,677
Household Durables — 1.9%
Suofeiya Home Collection Co. Ltd., Class A	94,600	419,820
Household Products — 1.8%
Hindustan Unilever Ltd.	12,552	402,277
Insurance — 7.4%
New China Life Insurance Co. Ltd., Class H	105,633	397,439
People's Insurance Co. Group of China Ltd. (The), Class H	1,163,129	431,627
Ping An Insurance Group Co. of China Ltd., Class H	38,771	423,884
Sanlam Ltd.	98,445	421,460
		1,674,410
Interactive Media & Services — 1.8%
Tencent Holdings Ltd.	5,268	408,291
Internet & Direct Marketing Retail — 1.8%
Naspers Ltd., Class N	1,875	413,030
IT Services — 3.8%
Infosys Ltd., ADR	22,313	431,533
Tata Consultancy Services Ltd.	9,741	422,705
		854,238
Media — 1.8%
China South Publishing & Media Group Co. Ltd., Class A	263,806	407,373
Metals & Mining — 1.9%
Polymetal International plc	17,419	419,378
Oil, Gas & Consumable Fuels — 2.6%
LUKOIL PJSC, ADR	4,983	404,669
Rosneft Oil Co. PJSC, GDR (a)	27,127	192,548
		597,217
Personal Products — 1.8%
Marico Ltd.	62,892	408,949
Pharmaceuticals — 5.8%
China Medical System Holdings Ltd.	180,371	449,946
Yuhan Corp.	7,234	415,113

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 45

Investments	Shares	Value
Common Stocks (continued)
Yunnan Baiyao Group Co. Ltd., Class A	23,000	$450,555
		1,315,614
Real Estate Management & Development — 13.0%
Aldar Properties PJSC	421,193	424,272
Ayala Land, Inc.	591,613	427,023
China Fortune Land Development Co. Ltd., Class A	509,661	437,948
China Overseas Land & Investment Ltd.	174,920	423,726
China Vanke Co. Ltd., Class H	120,293	414,622
CIFI Holdings Group Co. Ltd.	485,977	423,928
Longfor Group Holdings Ltd. (a)	69,077	404,534
		2,956,053
Road & Rail — 1.9%
Localiza Rent a Car SA	35,732	424,668
Specialty Retail — 2.0%
China Tourism Group Duty Free Corp. Ltd., Class A	8,200	443,498
Textiles, Apparel & Luxury Goods — 2.1%
Shenzhou International Group Holdings Ltd.	18,287	483,513
Tobacco — 1.8%
ITC Ltd.	138,752	407,776
Transportation Infrastructure — 1.9%
International Container Terminal Services, Inc.	141,258	432,662
Water Utilities — 1.8%
Guangdong Investment Ltd.	277,518	413,368
Wireless Telecommunication Services — 1.9%
America Movil SAB de CV, Series L	545,431	419,246
Total Common Stocks (Cost $19,435,198)		22,645,850
Investments	Principal Amount		Value
Corporate Bonds — 0.0% (b)
Food Products — 0.0% (b)
Britannia Industries Ltd. 0.00%, 5/31/2024 (c)(d) (Cost $—)	INR	8,934	$36
Total Investments — 100.0% (Cost $19,435,198)			22,645,886
Liabilities in excess of other assets — (0.0%) (b)			(8,558)
Net Assets — 100.0%			$22,637,328

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  Represents less than 0.05% of net assets.

(c)  Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $36, which represents approximately 0.00% of net assets of the Fund.

(d)  Illiquid security.

Abbreviations

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

INR    Indian Rupee

PJSC  Public Joint Stock Company

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,083,705
Aggregate gross unrealized depreciation	(982,645)
Net unrealized appreciation	$3,101,060
Federal income tax cost	$19,544,826

See accompanying notes to the financial statements.

46 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

China	41.5%
India	20.4%
Indonesia	5.4%
Russia	4.5%
Thailand	4.0%
Taiwan	3.9%
Philippines	3.8%
South Africa	3.7%
Kuwait	3.6%
Brazil	1.9%
United Arab Emirates	1.9%
Mexico	1.9%
South Korea	1.8%
Colombia	1.7%
Other[a]	0.0%*
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 47

Investments	Shares	Value
Common Stocks — 98.8%
Aerospace & Defense — 2.2%
BAE Systems plc	28,390	$211,971
Air Freight & Logistics — 2.4%
DSV PANALPINA A/S	938	228,705
Beverages — 2.2%
Diageo plc	4,416	213,132
Building Products — 2.3%
Geberit AG (Registered)	305	221,553
Capital Markets — 2.3%
Partners Group Holding AG	148	223,632
Chemicals — 13.4%
BASF SE	2,472	202,207
Croda International plc	2,265	224,415
EMS-Chemie Holding AG (Registered)	234	219,688
FUCHS PETROLUB SE (Preference)	4,085	209,695
Novozymes A/S, Class B	2,862	208,947
Symrise AG	1,643	218,655
		1,283,607
Diversified Financial Services — 4.6%
Groupe Bruxelles Lambert SA	1,902	215,937
Sofina SA	551	226,195
		442,132
Diversified Telecommunication Services — 2.1%
Telenor ASA (a)	11,714	204,119
Electric Utilities — 2.3%
Red Electrica Corp. SA	10,788	215,782
Electronic Equipment, Instruments & Components — 2.3%
Halma plc	5,985	220,971
Equity Real Estate Investment Trusts (REITs) — 2.3%
Klepierre SA	7,611	221,121
Food & Staples Retailing — 2.2%
Koninklijke Ahold Delhaize NV	7,199	209,020
Food Products — 6.7%
Chocoladefabriken Lindt & Spruengli AG, Class PC	23	216,955
Investments	Shares	Value
Common Stocks (continued)
Kerry Group plc, Class A	1,574	$213,019
Nestle SA (Registered)	1,723	212,721
		642,695
Gas Utilities — 2.2%
Enagas SA	9,065	212,790
Health Care Equipment & Supplies — 6.8%
Coloplast A/S, Class B	1,314	208,695
DiaSorin SpA	1,225	215,255
GN Store Nord A/S	2,618	222,568
		646,518
Health Care Providers & Services — 4.3%
Fresenius Medical Care AG & Co. KGaA	2,564	205,453
Fresenius SE & Co. KGaA	3,815	207,523
		412,976
Insurance — 2.3%
Legal & General Group plc	53,440	215,414
IT Services — 2.3%
Bechtle AG*	1,137	220,152
Machinery — 2.3%
Spirax-Sarco Engineering plc	1,221	219,862
Pharmaceuticals — 11.0%
Novartis AG (Registered)	2,357	208,452
Novo Nordisk A/S, Class B	2,600	205,556
Roche Holding AG	620	217,401
Sanofi	1,969	210,975
UCB SA	2,176	204,422
		1,046,806
Professional Services — 6.5%
Intertek Group plc	2,542	195,634
RELX plc	8,025	209,246
Wolters Kluwer NV	2,210	211,977
		616,857
Semiconductors & Semiconductor Equipment — 2.4%
ASML Holding NV	335	225,383
Software — 6.9%
AVEVA Group plc	4,654	230,889
Dassault Systemes SE	940	216,130
SAP SE	1,544	216,520
		663,539

See accompanying notes to the financial statements.

48 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors — 4.5%
Ashtead Group plc	2,983	$217,732
Bunzl plc	6,398	207,281
		425,013
Total Common Stocks (Cost $7,467,179)		9,443,750
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (b) — 0.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $21,725 (Cost $21,725)	$21,725	21,725
Total Investments — 99.0% (Cost $7,488,904)		9,465,475
Other assets less liabilities — 1.0%		93,581
Net Assets — 100.0%		$9,559,056

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $188,785, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.00%, and maturity dates ranging from June 30, 2021 - August 15, 2050. The total value of collateral is $207,798.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,033,412
Aggregate gross unrealized depreciation	(57,767)
Net unrealized appreciation	$1,975,645
Federal income tax cost	$7,489,830

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

United Kingdom	24.8%
Switzerland	15.9%
Germany	15.5%
Denmark	11.2%
Netherlands	6.8%
France	6.8%
Belgium	6.8%
Spain	4.5%
Italy	2.2%
Ireland	2.2%
Norway	2.1%
Other[a]	1.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 49

Investments	Shares	Value
Common Stocks — 99.9%
Auto Components — 0.1%
Visteon Corp.*	469	$57,434
Biotechnology — 6.2%
AbbVie, Inc.	6,461	731,385
Allogene Therapeutics, Inc.*	1,635	42,019
Alnylam Pharmaceuticals, Inc.*	4,864	690,639
Bluebird Bio, Inc.*	1,813	56,421
CRISPR Therapeutics AG*	421	49,754
Editas Medicine, Inc.*	1,406	47,734
Emergent BioSolutions, Inc.*	1,609	97,586
Intellia Therapeutics, Inc.*	722	54,107
Invitae Corp.*	1,813	52,178
Mirati Therapeutics, Inc.*	380	60,097
Moderna, Inc.*	2,206	408,132
Myriad Genetics, Inc.*	1,732	49,622
Novavax, Inc.*	2,717	401,084
Seegene, Inc.	657	40,234
Twist Bioscience Corp.*	500	53,655
Ultragenyx Pharmaceutical, Inc.*	443	45,057
Veracyte, Inc.*	1,270	49,593
		2,929,297
Chemicals — 9.7%
Corbion NV	1,571	90,692
Corteva, Inc.	20,223	920,147
FMC Corp.	5,490	640,628
Givaudan SA (Registered)	211	944,163
International Flavors & Fragrances, Inc.	6,387	904,846
Scotts Miracle-Gro Co. (The)	1,677	364,530
Sensient Technologies Corp.	1,800	156,150
Symrise AG	4,024	536,097
		4,557,253
Communications Equipment — 0.9%
Cisco Systems, Inc.	8,247	436,266
Diversified Consumer Services — 0.6%
Terminix Global Holdings, Inc.*	5,606	276,600
Diversified Telecommunication Services — 0.1%
Cogent Communications Holdings, Inc.	589	44,528
Electronic Equipment, Instruments & Components — 0.1%
Cognex Corp.	692	54,938
Investments	Shares	Value
Common Stocks (continued)
Entertainment — 7.1%
Activision Blizzard, Inc.	9,228	$897,423
Bilibili, Inc., ADR*	1,475	158,090
Electronic Arts, Inc.	3,506	501,113
Embracer Group AB*	5,760	169,176
Netflix, Inc.*	1,858	934,221
Sea Ltd., ADR*	860	217,786
Take-Two Interactive Software, Inc.*	843	156,427
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	41,000	156,060
Zynga, Inc., Class A*	14,577	158,015
		3,348,311
Equity Real Estate Investment Trusts (REITs) — 0.4%
CoreSite Realty Corp.	367	44,499
Equinix, Inc.	172	126,716
		171,215
Food Products — 4.8%
Beyond Meat, Inc.*	2,400	349,008
Kerry Group plc, Class A	6,639	899,458
McCormick & Co., Inc. (Non-Voting)	10,092	898,793
Simply Good Foods Co. (The)*	2,653	91,608
		2,238,867
Health Care Equipment & Supplies — 12.5%
Abbott Laboratories	7,788	908,470
ABIOMED, Inc.*	315	89,643
Danaher Corp.	3,466	887,781
Dexcom, Inc.*	670	247,491
Edwards Lifesciences Corp.*	4,353	417,453
Globus Medical, Inc., Class A*	655	47,199
ICU Medical, Inc.*	237	49,310
Integra LifeSciences Holdings Corp.*	651	44,951
Intuitive Surgical, Inc.*	820	690,588
Masimo Corp.*	366	78,910
Medtronic plc	6,679	845,495
Neogen Corp.*	2,260	208,621
Nevro Corp.*	323	48,676
NuVasive, Inc.*	662	45,148
Quidel Corp.*	435	51,378
ResMed, Inc.	1,014	208,732
Shockwave Medical, Inc.*	289	51,991
Stryker Corp.	2,188	558,531
Tandem Diabetes Care, Inc.*	569	48,587
Teleflex, Inc.	325	130,712
Zimmer Biomet Holdings, Inc.	1,449	243,910
		5,903,577
See accompanying notes to the financial statements.

50 :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Health Care Providers & Services — 0.3%
1Life Healthcare, Inc.*	1,370	$50,690
Acadia Healthcare Co., Inc.*	750	48,270
Premier, Inc., Class A	1,337	44,121
		143,081
Health Care Technology — 1.0%
Cerner Corp.	2,135	167,064
Inovalon Holdings, Inc., Class A*	1,434	44,970
Phreesia, Inc.*	1,040	51,480
Teladoc Health, Inc.*	943	141,997
Veeva Systems, Inc., Class A*	259	75,457
		480,968
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.*	399	942,258
Interactive Media & Services — 6.8%
Alphabet, Inc., Class A*	399	940,384
Facebook, Inc., Class A*	2,890	950,030
Pinterest, Inc., Class A*	6,317	412,500
Tencent Holdings Ltd.	11,585	897,883
		3,200,797
Internet & Direct Marketing Retail — 11.1%
Alibaba Group Holding Ltd.*	33,915	906,334
Amazon.com, Inc.*	280	902,460
B2W Cia Digital*	14,140	162,489
Delivery Hero SE*(a)	6,665	904,199
eBay, Inc.	8,295	505,000
Grubhub, Inc.*	3,937	236,653
Meituan*(a)	27,068	924,949
Pinduoduo, Inc., ADR*	5,346	667,608
		5,209,692
IT Services — 6.5%
Accenture plc, Class A	1,214	342,542
Euronet Worldwide, Inc.*	309	46,239
GDS Holdings Ltd., ADR*	554	41,672
GoDaddy, Inc., Class A*	542	43,880
Kingsoft Cloud Holdings Ltd., ADR*	1,330	51,950
Marathon Digital Holdings, Inc.*	2,011	49,812
Mastercard, Inc., Class A	1,697	611,904
Nuvei Corp.*(a)	622	46,319
Okta, Inc.*	222	49,382
PayPal Holdings, Inc.*	2,130	553,843
Perficient, Inc.*	2,758	197,445
Shift4 Payments, Inc., Class A*	495	46,179
Square, Inc., Class A*	726	161,549
Investments	Shares	Value
Common Stocks (continued)
VeriSign, Inc.*	200	$43,984
Visa, Inc., Class A	3,294	748,726
		3,035,426
Life Sciences Tools & Services — 2.7%
Bio-Techne Corp.	270	111,734
Genscript Biotech Corp.*	14,397	50,736
Medpace Holdings, Inc.*	284	47,445
NanoString Technologies, Inc.*	939	52,105
Pacific Biosciences of California, Inc.*	1,903	51,476
QIAGEN NV*	1,609	79,877
Thermo Fisher Scientific, Inc.	1,119	525,371
Wuxi Biologics Cayman, Inc.*(a)	23,476	348,167
		1,266,911
Machinery — 2.7%
AGCO Corp.	2,453	339,422
Deere & Co.	2,529	913,222
		1,252,644
Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	7,159	470,489
Johnson & Johnson	5,094	862,160
Roche Holding AG	2,592	909,433
		2,242,082
Professional Services — 0.4%
Upwork, Inc.*	3,717	174,959
Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.*	1,656	132,612
Ambarella, Inc.*	473	47,480
Intel Corp.	2,908	166,105
MaxLinear, Inc.*	1,269	48,247
MediaTek, Inc.*	2,921	101,191
Micron Technology, Inc.*	2,150	180,901
NVIDIA Corp.	1,201	780,386
QUALCOMM, Inc.	1,524	205,039
Synaptics, Inc.*	361	45,605
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,993	468,619
		2,176,185
Software — 11.6%
8x8, Inc.*	1,809	42,602
Adobe, Inc.*	1,886	951,636
Altair Engineering, Inc., Class A*	695	46,822
ANSYS, Inc.*	1,058	357,541
Avast plc (a)	6,926	46,295
BlackBerry Ltd.*	5,113	51,382
Blackline, Inc.*	425	44,187

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: 51

Investments	Shares	Value
Common Stocks (continued)
Cerence, Inc.*	527	$50,134
Check Point Software Technologies Ltd.*	429	50,184
Cloudera, Inc.*	3,618	46,528
Cloudflare, Inc., Class A*	617	50,631
Coupa Software, Inc.*	174	41,447
Crowdstrike Holdings, Inc., Class A*	387	85,972
CyberArk Software Ltd.*	362	45,808
Dropbox, Inc., Class A*	1,655	45,264
FireEye, Inc.*	2,110	47,201
Fortinet, Inc.*	266	58,132
HubSpot, Inc.*	89	44,890
Lightspeed POS, Inc.*	760	54,777
Microsoft Corp.	3,728	930,807
MicroStrategy, Inc., Class A*	96	45,120
Mimecast Ltd.*	927	46,341
NortonLifeLock, Inc.	1,655	45,777
Nuance Communications, Inc.*	1,987	105,112
Nutanix, Inc., Class A*	1,477	46,540
Oracle Corp.	2,630	207,086
Palo Alto Networks, Inc.*	178	64,659
Paylocity Holding Corp.*	265	45,005
Proofpoint, Inc.*	256	44,239
PTC, Inc.*	344	46,144
Q2 Holdings, Inc.*	475	45,092
Qualys, Inc.*	559	54,044
Rapid7, Inc.*	553	46,258
Riot Blockchain, Inc.*	1,809	49,078
salesforce.com, Inc.*	1,763	419,770
Sangfor Technologies, Inc., Class A*	1,000	43,038
SAP SE	1,596	224,051
ServiceNow, Inc.*	381	180,548
Sprout Social, Inc., Class A*	2,632	182,713
Tenable Holdings, Inc.*	1,101	46,022
Trade Desk, Inc. (The), Class A*	84	49,404
VMware, Inc., Class A*	273	43,104
Weimob, Inc.*(a)	20,826	46,155
Workday, Inc., Class A*	344	78,680
Zoom Video Communications, Inc., Class A*	392	129,960
Zscaler, Inc.*	265	51,463
		5,477,643
Specialty Retail — 0.4%
GameStop Corp., Class A*	895	198,690
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	7,269	905,790
Samsung Electronics Co. Ltd., GDR (a)	144	260,352
		1,166,142
Total Common Stocks (Cost $44,648,687)		46,985,764
Investments	Principal Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements (b) — 0.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $183,070 (Cost $183,070)	$183,070	$183,070
Total Investments — 100.3% (Cost $44,831,757)		47,168,834
Liabilities in excess of other assets — (0.3%)		(121,779)
Net Assets — 100.0%		$47,047,055

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,987,427
Aggregate gross unrealized depreciation	(725,494)
Net unrealized appreciation	$2,261,933
Federal income tax cost	$44,906,901

See accompanying notes to the financial statements.

52 :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

MSCI Transformational Changes ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

United States	77.4%
China	9.1%
Switzerland	3.9%
Germany	3.7%
Ireland	1.9%
Taiwan	1.2%
South Korea	0.6%
Singapore	0.5%
Sweden	0.4%
Brazil	0.4%
Canada	0.3%
Israel	0.2%
Netherlands	0.2%
United Kingdom	0.1%
Other[a]	0.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: 53

Investments	Shares	Value
Common Stocks — 99.8%
Automobiles — 4.5%
Tesla, Inc.*	302	$188,816
Commercial Services & Supplies — 4.9%
Cintas Corp.	580	205,053
Electronic Equipment, Instruments & Components — 4.6%
CDW Corp.	1,165	192,714
Food & Staples Retailing — 4.7%
Walgreens Boots Alliance, Inc.	3,773	198,686
Food Products — 5.3%
Kraft Heinz Co. (The)	5,093	222,004
Health Care Equipment & Supplies — 10.2%
Align Technology, Inc.*	345	203,602
IDEXX Laboratories, Inc.*	407	227,151
		430,753
Hotels, Restaurants & Leisure — 9.4%
Booking Holdings, Inc.*	83	196,008
Marriott International, Inc., Class A*	1,377	197,710
		393,718
Interactive Media & Services — 5.0%
Alphabet, Inc., Class A*	90	212,117
Media — 4.8%
Fox Corp., Class A	5,457	203,819
Semiconductors & Semiconductor Equipment — 42.2%
Applied Materials, Inc.	1,472	203,328
ASML Holding NV (Registered), NYRS	322	217,501
Broadcom, Inc.	421	198,851
KLA Corp.	579	183,479
Lam Research Corp.	309	200,804
Microchip Technology, Inc.	1,264	198,385
Micron Technology, Inc.*	2,145	180,480
NXP Semiconductors NV	977	206,557
Skyworks Solutions, Inc.	1,083	184,110
		1,773,495
Software — 4.2%
Cadence Design Systems, Inc.*	1,406	178,548
Total Common Stocks (Cost $3,996,219)		4,199,723
Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $3,821 (Cost $3,821)	$3,821	$3,821
Total Investments — 99.9% (Cost $4,000,040)		4,203,544
Other assets less liabilities — 0.1%		4,285
Net Assets — 100.0%		$4,207,829

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

NYRS  New York Registry Shares

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$216,752
Aggregate gross unrealized depreciation	(13,248)
Net unrealized appreciation	$203,504
Federal income tax cost	$4,000,040

See accompanying notes to the financial statements.

54 :: QQQA Nasdaq-100 DORSEY WRIGHT MOMENTUM ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 100.0%
Internet & Direct Marketing Retail — 97.0%
1-800-Flowers.com, Inc., Class A*(a)	1,033,801	$31,499,916
Alibaba Group Holding Ltd., ADR*	649,028	138,866,031
Amazon.com, Inc.*	76,591	246,858,154
Baozun, Inc., ADR*	290,520	10,078,139
Chewy, Inc., Class A*(a)	450,202	33,143,871
Dada Nexus Ltd., ADR*	424,696	10,672,610
eBay, Inc.	696,966	42,431,290
Etsy, Inc.*	215,673	35,527,813
Farfetch Ltd., Class A*	255,451	11,835,045
Fiverr International Ltd.*	54,829	11,256,942
Groupon, Inc.*	676,430	31,961,318
Grubhub, Inc.*	536,247	32,233,807
JD.com, Inc., ADR*	286,577	21,189,503
MercadoLibre, Inc.*	10,390	14,116,581
Overstock.com, Inc.*(a)	407,230	34,789,659
PetMed Express, Inc. (a)	1,126,592	32,558,509
Pinduoduo, Inc., ADR*	274,635	34,296,419
Quotient Technology, Inc.*	2,848,522	33,498,619
Qurate Retail, Inc., Series A	2,399,920	32,710,910
RealReal, Inc. (The)*	1,910,049	33,368,556
Shutterstock, Inc.	361,507	32,806,760
Stamps.com, Inc.*	174,712	32,789,948
Stitch Fix, Inc., Class A*	660,771	35,324,818
Vipshop Holdings Ltd., ADR*	451,237	10,437,112
Wayfair, Inc., Class A*(a)	117,725	36,087,422
		1,020,339,752
Media — 3.0%
Magnite, Inc.*	1,086,242	32,261,387
Total Common Stocks (Cost $987,705,279)		1,052,601,139
Securities Lending Reinvestments (b) — 0.7%
Investment Companies — 0.7%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $7,097,540)	7,097,540	7,097,540
Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $591,666 (Cost $591,666)	$591,666	$591,666
Total Investments — 100.8% (Cost $995,394,485)		1,060,290,345
Liabilities in excess of other assets — (0.8%)		(8,028,722)
Net Assets — 100.0%		$1,052,261,623

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $12,426,202, collateralized in the form of cash with a value of $7,097,540 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $5,806,228 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $12,903,768.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $7,097,540.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$90,048,983
Aggregate gross unrealized depreciation	(46,231,731)
Net unrealized appreciation	$43,817,252
Federal income tax cost	$1,016,473,093

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ONLINE RETAIL ETF ONLN :: 55

Investments	Shares	Value
Common Stocks — 99.9%
Distributors — 0.0% (a)
Arata Corp.	2,112	$81,723
Food Products — 17.3%
Freshpet, Inc.*	171,463	30,318,088
General Mills, Inc.	96,133	6,042,921
J M Smucker Co. (The)	18,808	2,506,918
Nestle SA (Registered)	111,034	13,716,618
		52,584,545
Health Care Equipment & Supplies — 13.0%
Heska Corp.*	42,774	8,475,668
IDEXX Laboratories, Inc.*	55,486	30,967,293
		39,442,961
Health Care Providers & Services — 10.7%
AmerisourceBergen Corp.	24,853	2,851,633
Covetrus, Inc.*	515,249	14,293,007
CVS Group plc*	307,779	9,543,743
Patterson Cos., Inc.	21,524	700,391
PetIQ, Inc.*	121,581	4,996,979
		32,385,753
Household Products — 6.6%
Central Garden & Pet Co., Class A*	173,775	8,766,949
Colgate-Palmolive Co.	133,953	11,222,582
		19,989,531
Insurance — 5.1%
Anicom Holdings, Inc.	303,740	2,743,297
Trupanion, Inc.*	140,505	12,669,336
		15,412,633
Internet & Direct Marketing Retail — 11.8%
Boqii Holding Ltd., ADR*	280,779	1,148,386
Chewy, Inc., Class A*	336,738	24,790,652
PetMed Express, Inc.	84,917	2,454,101
zooplus AG*	25,535	7,404,772
		35,797,911
Pharmaceuticals — 27.4%
Dechra Pharmaceuticals plc	437,526	25,544,444
Elanco Animal Health, Inc.*	71,218	2,562,424
Merck & Co., Inc.	169,397	12,855,538
Investments	Shares	Value
Common Stocks (continued)
SwedenCare AB	258,307	$3,318,986
Virbac SA*	17,648	5,821,391
Zoetis, Inc.	168,306	29,736,304
Zomedica Corp.*	3,974,156	3,338,291
		83,177,378
Specialty Retail — 8.0%
Musti Group OYJ*	137,161	5,268,721
Petco Health & Wellness Co., Inc.*	237,406	5,377,246
Pets at Home Group plc	2,120,135	13,509,465
		24,155,432
Total Common Stocks (Cost $232,961,159)		303,027,867
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $176,084 (Cost $176,084)	$176,084	176,084
Total Investments — 100.0% (Cost $233,137,243)		303,203,951
Other assets less liabilities — 0.0% (a)		61,328
Net Assets — 100.0%		$303,265,279

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,219,953
Aggregate gross unrealized depreciation	(6,028,979)
Net unrealized appreciation	$69,190,974
Federal income tax cost	$234,012,977

See accompanying notes to the financial statements.

56 :: PAWZ PET CARE ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pet Care ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

United States	71.3%
United Kingdom	16.0%
Switzerland	4.5%
Germany	2.5%
France	1.9%
Finland	1.7%
Sweden	1.1%
Japan	0.9%
Other[a]	0.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: PET CARE ETF PAWZ :: 57

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 93.6%
AbbVie, Inc. (Biotechnology)	0.4%	188	$21,282
Alphabet, Inc., Class A* (Interactive Media & Services)	0.6%	13	30,639
Alphabet, Inc., Class C* (Interactive Media & Services)	0.6%	13	31,350
Altria Group, Inc. (Tobacco)	0.4%	434	21,362
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.7%	11	35,454
Anthem, Inc. (Health Care Providers & Services)	0.4%	55	21,902
Apple, Inc. (Technology Hardware, Storage & Peripherals)	1.9%	753	93,831
AT&T, Inc. (Diversified Telecommunication Services)	1.5%	2,526	74,339
Bank of America Corp. (Banks)	1.4%	1,572	66,637
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.2%	203	58,757
Boeing Co. (The)* (Aerospace & Defense)	0.5%	95	23,467
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.4%	272	17,876
Capital One Financial Corp. (Consumer Finance)	0.5%	143	22,992
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	514	53,348
Cisco Systems, Inc. (Communications Equipment)	0.7%	628	33,221
Citigroup, Inc. (Banks)	1.2%	766	60,292
Coca-Cola Co. (The) (Beverages)	0.5%	474	26,207
Comcast Corp., Class A (Media)	0.8%	729	41,801
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	57	21,561
CVS Health Corp. (Health Care Providers & Services)	0.7%	394	34,057
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.6%	1,343	78,391
Facebook, Inc., Class A* (Interactive Media & Services)	0.7%	108	35,503
Ford Motor Co.* (Automobiles)	0.7%	2,540	36,906
General Electric Co. (Industrial Conglomerates)	0.6%	2,186	30,735
General Motors Co.* (Automobiles)	0.6%	521	30,901
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Gilead Sciences, Inc. (Biotechnology)	0.4%	284	$18,775
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.5%	66	24,553
Home Depot, Inc. (The) (Specialty Retail)	0.7%	99	31,572
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.8%	666	38,042
International Business Machines Corp. (IT Services)	0.8%	257	36,941
Johnson & Johnson (Pharmaceuticals)	1.0%	299	50,606
JPMorgan Chase & Co. (Banks)	1.8%	536	88,033
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	0.4%	283	17,489
Medtronic plc (Health Care Equipment & Supplies)	0.4%	161	20,381
Merck & Co., Inc. (Pharmaceuticals)	0.5%	348	26,410
Microsoft Corp. (Software)	1.5%	296	73,905
Morgan Stanley (Capital Markets)	0.4%	217	19,736
PepsiCo, Inc. (Beverages)	0.6%	189	27,961
Pfizer, Inc. (Pharmaceuticals)	0.9%	1,134	43,920
Philip Morris International, Inc. (Tobacco)	0.5%	252	24,300
Procter & Gamble Co. (The) (Household Products)	0.8%	284	38,297
Target Corp. (Multiline Retail)	0.4%	77	17,473
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.4%	94	20,172
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.0%	119	49,019
US Bancorp (Banks)	0.4%	304	18,477
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.1%	1,004	56,716
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	0.4%	345	18,168
Walmart, Inc. (Food & Staples Retailing)	0.8%	292	41,473
Walt Disney Co. (The)* (Entertainment)	0.6%	154	27,512
Wells Fargo & Co. (Banks)	1.5%	1,587	74,145
Other Common Stocks (b)	54.9%	45,553	2,711,517
Total Common Stocks (Cost $2,843,140)			4,618,404

See accompanying notes to the financial statements.

58 :: RALS RAFITM LONG/SHORT :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $4,865)	0.1%	4,865	$4,865
		Principal Amount
Short-Term Investments — 24.6%
Repurchase Agreements (d) — 24.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,213,109 (Cost $1,213,109)		$1,213,109	1,213,109
Total Investments — 118.3% (Cost $4,061,114)			5,836,378
Liabilities in excess of other assets — (18.3%)			(901,473)
Net Assets — 100.0%			$4,934,905

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,020,434.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $14,314, collateralized in the form of cash with a value of $4,865 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $10,333 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.50%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $15,198.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $4,865.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,837,328
Aggregate gross unrealized depreciation	(958,577)
Net unrealized appreciation	$878,751
Federal income tax cost	$4,081,170

Swap Agreementsa

RAFITM Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(495,963)	1/6/2022	Goldman Sachs International	(0.26)%	Russell 1000 Total Return Index	(32,131)
33,873	1/6/2022	Goldman Sachs International	0.51%	FTSE RAFI US 1000 Total Return Index	9,895
(462,090)					(22,236)	—	—	(22,236)
(4,523,346)	11/22/2021	Societe Generale	0.20%	Russell 1000 Total Return Index	(884,095)
				FTSE RAFI US 1000
345,310	11/7/2022	Societe Generale	0.30%	Total Return Index	29,874
(4,178,036)					(854,221)	844,858	9,363	—
(4,640,126)					(876,457)
				Total Unrealized Appreciation	39,769
				Total Unrealized Depreciation	(916,226)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: RAFITM LONG/SHORT RALS :: 59

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

RAFITM Long/Short invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	1.8%
Air Freight & Logistics	0.9%
Airlines	0.2%
Auto Components	0.4%
Automobiles	1.5%
Banks	8.5%
Beverages	1.4%
Biotechnology	1.5%
Building Products	0.6%
Capital Markets	2.9%
Chemicals	2.1%
Commercial Services & Supplies	0.4%
Communications Equipment	0.9%
Construction & Engineering	0.2%
Construction Materials	0.1%
Consumer Finance	1.4%
Containers & Packaging	0.6%
Distributors	0.2%
Diversified Consumer Services	0.1%
Diversified Financial Services	1.3%
Diversified Telecommunication Services	3.0%
Electric Utilities	2.5%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.7%
Entertainment	0.9%
Equity Real Estate Investment Trusts (REITs)	3.3%
Food & Staples Retailing	2.4%
Food Products	1.6%
Gas Utilities	0.2%
Health Care Equipment & Supplies	1.6%
Health Care Providers & Services	4.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.7%
Household Durables	0.7%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.4%
Insurance	3.8%

See accompanying notes to the financial statements.

60 :: RALS RAFITM LONG/SHORT :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Interactive Media & Services	2.0%
Internet & Direct Marketing Retail	0.8%
IT Services	2.6%
Leisure Products	0.1%
Life Sciences Tools & Services	0.5%
Machinery	1.8%
Marine	0.0%*
Media	1.8%
Metals & Mining	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.4%
Multiline Retail	0.8%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	5.8%
Paper & Forest Products	0.1%
Personal Products	0.1%
Pharmaceuticals	3.2%
Professional Services	0.5%
Real Estate Management & Development	0.2%
Road & Rail	0.9%
Semiconductors & Semiconductor Equipment	2.7%
Software	2.4%
Specialty Retail	2.3%
Technology Hardware, Storage & Peripherals	2.7%
Textiles, Apparel & Luxury Goods	0.5%
Thrifts & Mortgage Finance	0.1%
Tobacco	0.9%
Trading Companies & Distributors	0.5%
Transportation Infrastructure	0.0%*
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	6.4%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: RAFITM LONG/SHORT RALS :: 61

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 21.3%
Atlantic Union Bankshares Corp.	306,101	$12,556,263
BancFirst Corp.	171,274	11,812,768
Bar Harbor Bankshares	381,965	11,627,015
Bryn Mawr Bank Corp.	285,761	13,659,376
Columbia Banking System, Inc.	251,924	10,873,040
Community Bank System, Inc.	157,851	12,804,873
First Financial Corp.	263,356	11,951,095
First of Long Island Corp. (The)	597,068	13,434,030
Heritage Financial Corp.	417,036	12,098,214
International Bancshares Corp.	242,577	11,255,573
Southside Bancshares, Inc.	309,126	13,242,958
Stock Yards Bancorp, Inc.	220,872	11,869,661
Tompkins Financial Corp.	137,478	11,156,340
United Bankshares, Inc.	297,468	12,252,707
Washington Trust Bancorp, Inc.	230,762	12,689,602
WesBanco, Inc.	339,101	13,197,811
		196,481,326
Chemicals — 6.9%
Balchem Corp.	96,241	12,607,571
HB Fuller Co.	206,143	14,248,604
Quaker Chemical Corp.	45,587	11,057,127
Sensient Technologies Corp.	154,328	13,387,954
Stepan Co.	96,055	12,934,766
		64,236,022
Commercial Services & Supplies — 6.9%
ABM Industries, Inc.	257,680	12,855,655
Brady Corp., Class A	218,159	12,485,240
Healthcare Services Group, Inc. (a)	410,997	12,325,800
HNI Corp.	309,766	14,131,525
Matthews International Corp., Class A	301,069	11,762,766
		63,560,986
Consumer Finance — 1.5%
PROG Holdings, Inc.	259,800	13,696,656
Electric Utilities — 2.8%
ALLETE, Inc.	187,445	12,913,086
Portland General Electric Co.	274,598	13,164,228
		26,077,314
Electronic Equipment, Instruments & Components — 1.2%
Badger Meter, Inc.	118,541	11,328,963
Investments	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) — 2.5%
National Health Investors, Inc.	167,462	$11,037,420
Universal Health Realty Income Trust	172,590	11,943,228
		22,980,648
Food & Staples Retailing — 1.4%
Andersons, Inc. (The)	427,811	13,296,366
Food Products — 5.1%
Calavo Growers, Inc.	143,661	10,228,663
J & J Snack Foods Corp.	74,431	13,068,595
Lancaster Colony Corp.	66,057	12,330,860
Tootsie Roll Industries, Inc. (a)	362,972	11,357,394
		46,985,512
Gas Utilities — 7.8%
Chesapeake Utilities Corp.	105,468	12,082,414
New Jersey Resources Corp.	295,823	12,637,559
Northwest Natural Holding Co.	230,225	12,174,298
South Jersey Industries, Inc.	446,154	11,894,466
Southwest Gas Holdings, Inc.	171,739	11,336,491
Spire, Inc.	167,672	12,015,375
		72,140,603
Health Care Equipment & Supplies — 1.3%
Atrion Corp.	18,797	11,672,937
Health Care Providers & Services — 2.6%
Ensign Group, Inc. (The)	147,169	12,244,461
National HealthCare Corp.	160,201	11,728,315
		23,972,776
Hotels, Restaurants & Leisure — 1.1%
Churchill Downs, Inc.	51,866	10,348,823
Household Products — 1.0%
WD-40 Co.	37,237	9,115,618
Insurance — 1.2%
Horace Mann Educators Corp.	277,035	11,045,386
Internet & Direct Marketing Retail — 1.1%
PetMed Express, Inc. (a)	352,636	10,191,180
IT Services — 1.3%
Cass Information Systems, Inc.	263,815	12,037,879

See accompanying notes to the financial statements.

62 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Machinery — 7.6%
Douglas Dynamics, Inc.	239,835	$10,516,765
Franklin Electric Co., Inc.	153,999	12,918,976
Gorman-Rupp Co. (The)	346,583	12,470,056
Hillenbrand, Inc.	238,869	10,892,426
Lindsay Corp.	74,763	12,308,233
Standex International Corp.	115,950	11,553,258
		70,659,714
Multi-Utilities — 4.1%
Avista Corp.	277,282	12,569,193
Black Hills Corp.	190,212	12,514,047
NorthWestern Corp.	195,339	12,374,726
		37,457,966
Professional Services — 1.3%
Insperity, Inc.	131,185	12,093,945
Specialty Retail — 3.1%
Aaron's Co., Inc. (The)	496,399	17,855,472
Lithia Motors, Inc., Class A	31,694	11,155,971
		29,011,443
Thrifts & Mortgage Finance — 2.7%
Northwest Bancshares, Inc.	795,864	11,269,434
Provident Financial Services, Inc.	528,337	13,345,793
		24,615,227
Tobacco — 1.3%
Universal Corp.	222,760	12,483,470
Trading Companies & Distributors — 4.1%
Applied Industrial Technologies, Inc.	129,469	12,682,783
GATX Corp. (a)	122,062	12,042,637
McGrath RentCorp	152,150	13,043,820
		37,769,240
Water Utilities — 8.6%
American States Water Co.	167,804	13,318,604
Artesian Resources Corp., Class A	307,769	12,692,394
California Water Service Group	224,660	12,769,674
Middlesex Water Co.	168,343	14,470,764
SJW Group	190,219	12,259,615
York Water Co. (The)	278,189	14,001,252
		79,512,303
Total Common Stocks (Cost $738,639,186)		922,772,303
Investments	Shares	Value
Securities Lending Reinvestments (b) — 0.7%
Investment Companies — 0.7%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $6,758,125)	6,758,125	$6,758,125
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $526,485 (Cost $526,485)	$526,485	526,485
Total Investments — 100.6% (Cost $745,923,796)		930,056,913
Liabilities in excess of other assets — (0.6%)		(5,767,173)
Net Assets — 100.0%		$924,289,740

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $7,343,744, collateralized in the form of cash with a value of $6,758,125 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $687,123 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $7,445,248.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $6,758,125.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$189,846,398
Aggregate gross unrealized depreciation	(13,417,521)
Net unrealized appreciation	$176,428,877
Federal income tax cost	$753,628,036

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 63

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 2.7%
Commerce Bancshares, Inc. (a)	4,835	$376,550
United Bankshares, Inc.	9,356	385,373
		761,923
Beverages — 4.4%
Brown-Forman Corp., Class B	5,251	421,970
Coca-Cola Co. (The)	7,345	406,105
PepsiCo, Inc.	2,804	414,824
		1,242,899
Capital Markets — 3.2%
Franklin Resources, Inc.	14,083	481,779
S&P Global, Inc. (a)	1,117	423,868
		905,647
Chemicals — 9.3%
Air Products and Chemicals, Inc.	1,414	423,719
HB Fuller Co.	6,475	447,552
PPG Industries, Inc.	2,619	470,687
RPM International, Inc.	4,471	418,173
Sherwin-Williams Co. (The)	1,657	469,809
Stepan Co.	3,010	405,326
		2,635,266
Commercial Services & Supplies — 5.6%
ABM Industries, Inc.	8,081	403,161
Brady Corp., Class A	6,848	391,911
Cintas Corp.	1,102	389,601
MSA Safety, Inc.	2,338	392,925
		1,577,598
Containers & Packaging — 1.4%
Sonoco Products Co.	6,000	405,120
Distributors — 1.5%
Genuine Parts Co.	3,311	434,138
Diversified Telecommunication Services — 1.3%
AT&T, Inc.	12,600	370,818
Electric Utilities — 1.5%
MGE Energy, Inc.	5,700	427,614
Electrical Equipment — 1.4%
Emerson Electric Co.	4,100	392,329
Investments	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) — 1.4%
Federal Realty Investment Trust	3,529	$403,506
Food & Staples Retailing — 4.2%
Sysco Corp.	4,565	369,765
Walgreens Boots Alliance, Inc.	7,908	416,435
Walmart, Inc.	2,891	410,609
		1,196,809
Food Products — 5.5%
Archer-Daniels-Midland Co.	6,483	431,314
Hormel Foods Corp.	7,827	379,923
Lancaster Colony Corp.	2,069	386,220
Tootsie Roll Industries, Inc.	11,391	356,424
		1,553,881
Gas Utilities — 2.8%
National Fuel Gas Co.	7,613	395,039
Northwest Natural Holding Co.	7,223	381,952
		776,991
Health Care Equipment & Supplies — 4.0%
Abbott Laboratories	3,185	371,530
Becton Dickinson and Co.	1,516	366,705
Medtronic plc	3,159	399,898
		1,138,133
Hotels, Restaurants & Leisure — 1.5%
McDonald's Corp.	1,802	421,470
Household Durables — 1.5%
Leggett & Platt, Inc. (a)	7,891	434,242
Household Products — 5.5%
Clorox Co. (The)	2,027	358,232
Colgate-Palmolive Co.	4,912	411,527
Kimberly-Clark Corp.	2,839	370,859
Procter & Gamble Co. (The)	2,964	399,695
		1,540,313
Industrial Conglomerates — 3.2%
3M Co.	2,064	419,075
Carlisle Cos., Inc.	2,470	475,030
		894,105
Insurance — 6.0%
Aflac, Inc.	7,477	423,796

See accompanying notes to the financial statements.

64 :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Cincinnati Financial Corp.	3,582	$435,965
Old Republic International Corp.	18,066	474,413
RLI Corp.	3,422	360,953
		1,695,127
IT Services — 1.5%
Automatic Data Processing, Inc.	2,096	410,858
Machinery — 8.8%
Dover Corp.	2,869	431,784
Gorman-Rupp Co. (The)	10,874	391,246
Illinois Tool Works, Inc.	1,776	411,606
Nordson Corp.	1,907	422,763
Stanley Black & Decker, Inc.	2,012	436,202
Tennant Co.	4,759	393,760
		2,487,361
Metals & Mining — 2.2%
Nucor Corp.	5,932	608,267
Multiline Retail — 1.7%
Target Corp.	2,164	491,055
Multi-Utilities — 2.9%
Black Hills Corp.	5,971	392,832
Consolidated Edison, Inc.	5,469	422,426
		815,258
Oil, Gas & Consumable Fuels — 1.3%
Exxon Mobil Corp.	6,130	357,808
Pharmaceuticals — 1.4%
Johnson & Johnson	2,392	404,846
Specialty Retail — 1.6%
Lowe's Cos., Inc.	2,352	458,240
Tobacco — 1.4%
Universal Corp.	6,987	391,552
Trading Companies & Distributors — 1.5%
WW Grainger, Inc.	936	432,582
Water Utilities — 5.9%
American States Water Co.	5,266	417,962
California Water Service Group	7,053	400,892
Investments	Shares	Value
Common Stocks (continued)
Middlesex Water Co.	5,285	$454,299
SJW Group	5,968	384,638
		1,657,791
Wireless Telecommunication Services — 1.7%
Telephone and Data Systems, Inc.	18,726	481,633
Total Common Stocks (Cost $23,805,556)		28,205,180
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $21,280 (Cost $21,280)	$21,280	21,280
Total Investments — 99.9% (Cost $23,826,836)		28,226,460
Other assets less liabilities — 0.1%		35,736
Net Assets — 100.0%		$28,262,196

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $524,132, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $538,962.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,619,318
Aggregate gross unrealized depreciation	(241,408)
Net unrealized appreciation	$4,377,910
Federal income tax cost	$23,848,550

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: RUSSELL U.S. DIVIDEND GROWERS ETF TMDV :: 65

Investments	Principal Amount	Value
Corporate Bonds — 98.7%
Aerospace & Defense — 3.9%
Boeing Co. (The) 3.20%, 3/1/2029	$234,000	$243,132
2.95%, 2/1/2030	165,000	166,503
5.15%, 5/1/2030	84,000	98,398
5.71%, 5/1/2040	200,000	249,296
5.81%, 5/1/2050	20,000	25,815
Lockheed Martin Corp. 3.55%, 1/15/2026	62,000	68,886
Northrop Grumman Corp. 3.25%, 1/15/2028	200,000	216,624
Raytheon Technologies Corp. 4.50%, 6/1/2042	128,000	153,521
4.63%, 11/16/2048	150,000	185,298
		1,407,473
Air Freight & Logistics — 0.5%
FedEx Corp. 4.25%, 5/15/2030	42,000	48,133
United Parcel Service, Inc. 5.30%, 4/1/2050	100,000	139,487
		187,620
Airlines — 0.5%
Southwest Airlines Co. 4.75%, 5/4/2023	156,000	168,169
Automobiles — 1.5%
General Motors Co. 4.88%, 10/2/2023	200,000	218,718
6.80%, 10/1/2027	250,000	315,729
		534,447
Banks — 9.2%
Bank of America Corp. 3.30%, 1/11/2023	115,000	120,598
4.00%, 4/1/2024	100,000	109,819
4.20%, 8/26/2024	100,000	110,560
Series L, 3.95%, 4/21/2025	150,000	165,589
3.25%, 10/21/2027	100,000	108,803
Series L, 4.18%, 11/25/2027	100,000	112,501
6.11%, 1/29/2037	32,000	43,388
Citigroup, Inc.
3.50%, 5/15/2023	28,000	29,659
3.20%, 10/21/2026	100,000	108,709
4.45%, 9/29/2027	100,000	114,448
4.13%, 7/25/2028	100,000	112,498
4.65%, 7/23/2048	130,000	162,572
Investments	Principal Amount	Value
Corporate Bonds (continued)
JPMorgan Chase & Co. 3.38%, 5/1/2023	$245,000	$259,026
3.88%, 9/10/2024	40,000	43,834
3.90%, 7/15/2025	154,000	171,363
2.95%, 10/1/2026	202,000	218,331
Truist Bank 1.50%, 3/10/2025	150,000	153,796
2.25%, 3/11/2030	46,000	45,745
US Bancorp 3.00%, 7/30/2029	202,000	215,487
Wells Fargo & Co. 2.63%, 7/22/2022	100,000	102,709
3.30%, 9/9/2024	318,000	344,822
3.55%, 9/29/2025	164,000	181,024
3.00%, 4/22/2026	2,000	2,167
3.00%, 10/23/2026	250,000	271,096
		3,308,544
Beverages — 2.0%
Coca-Cola Co. (The) 1.45%, 6/1/2027	150,000	151,711
3.45%, 3/25/2030	200,000	222,875
Molson Coors Beverage Co. 4.20%, 7/15/2046 (a)	128,000	135,919
PepsiCo, Inc. 3.88%, 3/19/2060	170,000	199,044
		709,549
Biotechnology — 5.8%
AbbVie, Inc. 2.90%, 11/6/2022	74,000	76,673
3.75%, 11/14/2023	231,000	248,880
3.60%, 5/14/2025	160,000	174,947
3.20%, 5/14/2026	200,000	216,693
4.50%, 5/14/2035	50,000	59,300
4.70%, 5/14/2045	150,000	180,620
4.88%, 11/14/2048	100,000	124,614
4.25%, 11/21/2049	32,000	36,824
Amgen, Inc. 3.63%, 5/22/2024	188,000	204,025
2.20%, 2/21/2027	244,000	254,027
Gilead Sciences, Inc. 3.65%, 3/1/2026	20,000	22,123
1.65%, 10/1/2030	165,000	156,452
4.75%, 3/1/2046	150,000	182,684
2.80%, 10/1/2050	155,000	140,993
		2,078,855
Building Products — 0.6%
Carrier Global Corp. 2.49%, 2/15/2027	220,000	231,172

See accompanying notes to the financial statements.

66 :: SPXB S&P 500® BOND ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Capital Markets — 5.7%
Charles Schwab Corp. (The) 0.75%, 3/18/2024	$108,000	$108,833
Goldman Sachs Group, Inc. (The)
3.63%, 1/22/2023	260,000	273,996
4.00%, 3/3/2024	105,000	114,782
3.50%, 11/16/2026	100,000	109,297
3.85%, 1/26/2027	250,000	277,286
3.80%, 3/15/2030	150,000	167,247
6.75%, 10/1/2037	44,000	62,745
5.15%, 5/22/2045	100,000	130,537
Morgan Stanley 3.13%, 1/23/2023	200,000	209,235
Series F, 3.88%, 4/29/2024	100,000	109,158
3.13%, 7/27/2026	100,000	108,911
3.63%, 1/20/2027	25,000	27,833
3.95%, 4/23/2027	132,000	148,694
4.30%, 1/27/2045	100,000	118,582
State Street Corp. 3.30%, 12/16/2024	80,000	87,765
		2,054,901
Chemicals — 1.3%
Dow Chemical Co. (The) 4.38%, 11/15/2042	110,000	127,126
DuPont de Nemours, Inc. 4.49%, 11/15/2025	46,000	52,485
4.73%, 11/15/2028	150,000	176,995
LYB International Finance III LLC 4.20%, 5/1/2050	100,000	109,256
		465,862
Consumer Finance — 1.7%
American Express Co. 3.40%, 2/27/2023	132,000	138,737
Capital One Financial Corp. 3.30%, 10/30/2024	100,000	108,141
3.80%, 1/31/2028	100,000	112,139
General Motors Financial Co., Inc. 2.75%, 6/20/2025	232,000	245,256
		604,273
Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc. 2.75%, 3/15/2023	176,000	183,055
GE Capital International Funding Co. Unlimited Co. 3.37%, 11/15/2025	2,000	2,186
4.42%, 11/15/2035	200,000	233,151
		418,392
Investments	Principal Amount	Value
Corporate Bonds (continued)
Diversified Telecommunication Services — 7.3%
AT&T, Inc. 3.00%, 6/30/2022	$122,000	$125,046
3.40%, 5/15/2025	68,000	74,582
2.75%, 6/1/2031	316,000	320,353
5.25%, 3/1/2037	400,000	494,859
Verizon Communications, Inc. 3.50%, 11/1/2024	202,000	219,543
1.45%, 3/20/2026	250,000	252,530
4.13%, 3/16/2027	3,000	3,425
4.86%, 8/21/2046	150,000	186,419
4.52%, 9/15/2048	3,000	3,555
4.00%, 3/22/2050	237,000	260,574
4.67%, 3/15/2055	244,000	301,220
3.00%, 11/20/2060	175,000	155,693
3.70%, 3/22/2061	250,000	252,787
		2,650,586
Electric Utilities — 1.7%
Duke Energy Corp. 3.75%, 9/1/2046	22,000	22,817
Exelon Corp. 4.05%, 4/15/2030	39,000	43,730
Georgia Power Co. Series A, 3.25%, 3/15/2051	250,000	245,182
Southern California Edison Co. 4.00%, 4/1/2047	247,000	252,415
Southern Co. (The) 3.25%, 7/1/2026	34,000	36,958
		601,102
Energy Equipment & Services — 0.5%
Halliburton Co. 2.92%, 3/1/2030	185,000	188,688
Entertainment — 1.7%
Walt Disney Co. (The) 1.75%, 8/30/2024	40,000	41,432
2.65%, 1/13/2031	260,000	268,738
2.75%, 9/1/2049	150,000	139,701
3.80%, 5/13/2060	142,000	155,964
		605,835
Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp. 3.80%, 8/15/2029	100,000	110,166
1.88%, 10/15/2030	72,000	68,420
Crown Castle International Corp. 3.30%, 7/1/2030	181,000	192,128
Equinix, Inc. 5.38%, 5/15/2027	72,000	77,203

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® BOND ETF SPXB :: 67

Investments	Principal Amount	Value
Corporate Bonds (continued)
Host Hotels & Resorts LP Series I, 3.50%, 9/15/2030	$86,000	$88,348
Simon Property Group LP 3.25%, 9/13/2049	235,000	224,225
		760,490
Food & Staples Retailing — 1.6%
Costco Wholesale Corp. 1.60%, 4/20/2030	150,000	145,579
Sysco Corp. 6.60%, 4/1/2050	44,000	66,267
Walgreens Boots Alliance, Inc. 3.45%, 6/1/2026	130,000	142,069
Walmart, Inc. 2.95%, 9/24/2049	230,000	233,118
		587,033
Food Products — 0.4%
Conagra Brands, Inc. 5.40%, 11/1/2048	54,000	69,751
Mondelez International, Inc. 2.63%, 9/4/2050	92,000	81,507
		151,258
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories 4.90%, 11/30/2046	110,000	145,373
Becton Dickinson and Co. 3.73%, 12/15/2024	100,000	109,445
		254,818
Health Care Providers & Services — 6.4%
Anthem, Inc. 3.65%, 12/1/2027	120,000	133,797
4.10%, 3/1/2028	24,000	27,214
3.13%, 5/15/2050	26,000	25,320
3.60%, 3/15/2051	34,000	35,758
Cigna Corp. 3.75%, 7/15/2023	67,000	71,565
4.13%, 11/15/2025	196,000	220,944
4.38%, 10/15/2028	46,000	53,109
CVS Health Corp. 3.70%, 3/9/2023	2,000	2,114
3.75%, 4/1/2030	300,000	332,583
1.88%, 2/28/2031	166,000	158,283
4.78%, 3/25/2038	125,000	149,078
5.13%, 7/20/2045	183,000	229,077
5.05%, 3/25/2048	54,000	66,979
4.25%, 4/1/2050	150,000	169,354
HCA, Inc. 5.25%, 6/15/2049	250,000	308,465
UnitedHealth Group, Inc. 4.75%, 7/15/2045	54,000	68,891
Investments	Principal Amount	Value
Corporate Bonds (continued)
3.13%, 5/15/2060	$250,000	$248,003
		2,300,534
Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc. 4.63%, 4/13/2030	100,000	116,942
McDonald's Corp. 3.35%, 4/1/2023	183,000	192,848
Starbucks Corp. 2.25%, 3/12/2030	224,000	222,905
		532,695
Household Products — 0.7%
Procter & Gamble Co. (The) 0.55%, 10/29/2025	209,000	207,646
1.20%, 10/29/2030	42,000	39,429
		247,075
Industrial Conglomerates — 1.4%
General Electric Co. 5.88%, 1/14/2038	64,000	84,840
4.35%, 5/1/2050	380,000	433,983
		518,823
Insurance — 1.7%
American International Group, Inc. 4.88%, 6/1/2022	70,000	73,196
4.75%, 4/1/2048	150,000	181,850
Berkshire Hathaway Finance Corp. 1.45%, 10/15/2030	70,000	67,491
4.20%, 8/15/2048	102,000	120,673
4.25%, 1/15/2049	20,000	23,876
Prudential Financial, Inc. 3.70%, 3/13/2051	150,000	161,774
		628,860
Interactive Media & Services — 1.0%
Alphabet, Inc. 0.45%, 8/15/2025	70,000	69,468
2.00%, 8/15/2026	150,000	157,386
0.80%, 8/15/2027	150,000	146,068
		372,922
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. 1.20%, 6/3/2027	144,000	143,532
1.50%, 6/3/2030	150,000	144,877
3.88%, 8/22/2037	2,000	2,303
2.50%, 6/3/2050	76,000	68,362
2.70%, 6/3/2060	176,000	157,172
		516,246

See accompanying notes to the financial statements.

68 :: SPXB S&P 500® BOND ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
IT Services — 4.0%
Fiserv, Inc. 2.65%, 6/1/2030	$24,000	$24,520
4.40%, 7/1/2049	150,000	173,629
Global Payments, Inc. 2.90%, 5/15/2030	100,000	102,607
International Business Machines Corp. 1.70%, 5/15/2027	84,000	85,184
3.50%, 5/15/2029	250,000	275,941
4.25%, 5/15/2049	135,000	157,125
Mastercard, Inc. 3.85%, 3/26/2050	62,000	71,254
PayPal Holdings, Inc. 2.40%, 10/1/2024	170,000	179,580
1.65%, 6/1/2025	12,000	12,407
Visa, Inc. 3.15%, 12/14/2025	150,000	164,532
1.90%, 4/15/2027	28,000	28,986
2.70%, 4/15/2040	150,000	149,548
		1,425,313
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc. 2.60%, 10/1/2029	28,000	29,016
Machinery — 0.4%
Caterpillar, Inc. 3.25%, 4/9/2050 (a)	120,000	127,738
Media — 3.2%
Comcast Corp. 3.95%, 10/15/2025	118,000	132,689
3.15%, 3/1/2026	250,000	272,962
2.65%, 2/1/2030	32,000	33,159
4.25%, 10/15/2030	28,000	32,473
4.60%, 10/15/2038	194,000	234,516
3.75%, 4/1/2040	150,000	165,418
4.70%, 10/15/2048	44,000	54,679
Discovery Communications LLC 4.65%, 5/15/2050	100,000	111,299
Fox Corp. 4.71%, 1/25/2029	2,000	2,320
ViacomCBS, Inc. 4.20%, 5/19/2032	112,000	126,231
		1,165,746
Multi-Utilities — 0.2%
NiSource, Inc. 0.95%, 8/15/2025	74,000	73,635
Investments	Principal Amount	Value
Corporate Bonds (continued)
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp. 2.24%, 5/11/2030	$274,000	$278,639
Chevron USA, Inc. 2.34%, 8/12/2050	180,000	155,155
Exxon Mobil Corp. 3.04%, 3/1/2026	92,000	100,236
4.23%, 3/19/2040	240,000	277,694
4.33%, 3/19/2050	62,000	73,492
Kinder Morgan, Inc. 4.30%, 6/1/2025	250,000	279,403
4.30%, 3/1/2028	100,000	113,205
Marathon Petroleum Corp. 4.70%, 5/1/2025	50,000	56,629
MPLX LP 2.65%, 8/15/2030	150,000	149,215
Pioneer Natural Resources Co. 2.15%, 1/15/2031	240,000	230,764
Valero Energy Corp. 2.85%, 4/15/2025	98,000	103,956
Williams Cos., Inc. (The) 5.10%, 9/15/2045	2,000	2,358
		1,820,746
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co. 0.54%, 11/13/2023	250,000	250,349
3.40%, 7/26/2029	56,000	62,102
1.45%, 11/13/2030	190,000	180,491
Eli Lilly & Co. 3.38%, 3/15/2029	68,000	75,360
Johnson & Johnson 3.70%, 3/1/2046	16,000	18,373
2.45%, 9/1/2060	20,000	17,973
Merck & Co., Inc. 0.75%, 2/24/2026	100,000	99,306
1.45%, 6/24/2030	150,000	144,285
Perrigo Finance Unlimited Co. 3.15%, 6/15/2030	62,000	62,379
Pfizer, Inc. 2.63%, 4/1/2030	70,000	73,510
Utah Acquisition Sub, Inc.
3.95%, 6/15/2026	94,000	104,021
5.25%, 6/15/2046	24,000	28,302
		1,116,451
Road & Rail — 0.4%
Norfolk Southern Corp. 3.05%, 5/15/2050	28,000	26,899
Union Pacific Corp. 2.40%, 2/5/2030	102,000	104,027
3.25%, 2/5/2050	20,000	19,969
		150,895

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® BOND ETF SPXB :: 69

Investments	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors & Semiconductor Equipment — 3.2%
Broadcom, Inc. 4.11%, 9/15/2028	$20,000	$22,111
4.15%, 11/15/2030	115,000	125,967
4.30%, 11/15/2032	350,000	386,446
Intel Corp. 3.90%, 3/25/2030 (a)	36,000	41,214
3.25%, 11/15/2049	20,000	20,316
4.75%, 3/25/2050	33,000	42,031
4.95%, 3/25/2060	90,000	120,843
NVIDIA Corp. 2.85%, 4/1/2030	200,000	213,080
QUALCOMM, Inc. 3.25%, 5/20/2027	150,000	165,915
		1,137,923
Software — 6.2%
Microsoft Corp. 3.13%, 11/3/2025	181,000	198,399
3.30%, 2/6/2027	250,000	278,400
3.45%, 8/8/2036	88,000	98,148
3.70%, 8/8/2046	220,000	252,462
Oracle Corp. 2.40%, 9/15/2023	248,000	258,387
1.65%, 3/25/2026	210,000	212,731
2.65%, 7/15/2026	52,000	55,115
2.95%, 4/1/2030	150,000	156,293
3.60%, 4/1/2040	150,000	153,040
5.38%, 7/15/2040	270,000	338,553
4.00%, 7/15/2046	50,000	52,260
3.60%, 4/1/2050	200,000	197,328
		2,251,116
Specialty Retail — 2.3%
Home Depot, Inc. (The) 5.88%, 12/16/2036	250,000	347,402
4.50%, 12/6/2048	110,000	137,130
2.38%, 3/15/2051	50,000	44,103
Lowe's Cos., Inc. 3.65%, 4/5/2029	174,000	192,273
TJX Cos., Inc. (The) 3.75%, 4/15/2027	106,000	118,930
		839,838
Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc. 2.85%, 2/23/2023	140,000	145,699
2.40%, 5/3/2023	150,000	155,989
0.75%, 5/11/2023	50,000	50,520
2.85%, 5/11/2024	150,000	160,234
3.25%, 2/23/2026	150,000	165,095
3.35%, 2/9/2027	100,000	111,103
Investments	Principal Amount	Value
Corporate Bonds (continued)
2.90%, 9/12/2027	$100,000	$108,819
1.25%, 8/20/2030	150,000	141,425
2.38%, 2/8/2041	92,000	85,921
3.85%, 5/4/2043	168,000	191,375
3.45%, 2/9/2045	100,000	107,217
4.65%, 2/23/2046	6,000	7,646
3.75%, 11/13/2047	100,000	113,392
2.95%, 9/11/2049	26,000	25,757
Hewlett Packard Enterprise Co. 6.35%, 10/15/2045 (b)	122,000	161,225
HP, Inc. 6.00%, 9/15/2041	136,000	176,437
		1,907,854
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc. 3.25%, 3/27/2040	150,000	158,848
Tobacco — 0.9%
Altria Group, Inc. 3.40%, 5/6/2030	178,000	185,845
5.95%, 2/14/2049	24,000	29,516
Philip Morris International, Inc. 4.25%, 11/10/2044	100,000	112,802
		328,163
Total Corporate Bonds (Cost $35,978,464)		35,619,504
	Shares
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $36,425)	36,425	36,425
	Principal Amount
Short-Term Investments — 0.5%
Repurchase Agreements (d) — 0.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $186,574 (Cost $186,573)	$186,573	186,573
Total Investments — 99.3% (Cost $36,201,462)		35,842,502
Other assets less liabilities — 0.7%		238,365
Net Assets — 100.0%		$36,080,867

See accompanying notes to the financial statements.

70 :: SPXB S&P 500® BOND ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $272,569, collateralized in the form of cash with a value of $36,425 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $244,834 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.88%, and maturity dates ranging from June 24, 2021 - February 15, 2050. The total value of collateral is $281,259.

(b)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2021.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $36,425.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$334,172
Aggregate gross unrealized depreciation	(693,132)
Net unrealized depreciation	$(358,960)
Federal income tax cost	$36,201,462

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® BOND ETF SPXB :: 71

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 1.5%
General Dynamics Corp.	694,642	$131,919,462
Air Freight & Logistics — 1.7%
Expeditors International of Washington, Inc.	1,168,689	146,892,520
Banks — 1.6%
People's United Financial, Inc.	7,236,716	136,846,300
Beverages — 4.6%
Brown-Forman Corp., Class B	1,680,119	135,014,363
Coca-Cola Co. (The)	2,378,138	131,487,250
PepsiCo, Inc.	888,277	131,411,699
		397,913,312
Biotechnology — 1.5%
AbbVie, Inc.	1,163,023	131,654,204
Building Products — 1.6%
A O Smith Corp.	1,894,929	134,672,604
Capital Markets — 4.8%
Franklin Resources, Inc.	4,403,038	150,627,930
S&P Global, Inc.	333,735	126,642,420
T. Rowe Price Group, Inc.	725,457	138,816,197
		416,086,547
Chemicals — 9.2%
Air Products and Chemicals, Inc.	446,222	133,714,884
Albemarle Corp.	803,428	134,236,750
Ecolab, Inc.	571,200	122,853,696
Linde plc	444,226	133,534,336
PPG Industries, Inc.	741,693	133,297,066
Sherwin-Williams Co. (The)	472,904	134,082,471
		791,719,203
Commercial Services & Supplies — 1.5%
Cintas Corp.	366,216	129,472,005
Containers & Packaging — 1.5%
Amcor plc	11,043,245	130,310,291
Distributors — 1.6%
Genuine Parts Co.	1,058,916	138,845,066
Investments	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	4,125,389	$121,410,198
Electric Utilities — 1.4%
NextEra Energy, Inc.	1,655,640	121,225,961
Electrical Equipment — 1.5%
Emerson Electric Co.	1,401,010	134,062,647
Equity Real Estate Investment Trusts (REITs) — 4.5%
Essex Property Trust, Inc.	435,655	128,644,565
Federal Realty Investment Trust	1,179,431	134,856,141
Realty Income Corp.	1,866,533	127,670,857
		391,171,563
Food & Staples Retailing — 4.5%
Sysco Corp.	1,567,490	126,966,690
Walgreens Boots Alliance, Inc.	2,443,178	128,657,753
Walmart, Inc.	925,928	131,509,554
		387,133,997
Food Products — 4.7%
Archer-Daniels-Midland Co.	2,180,397	145,061,813
Hormel Foods Corp.	2,792,356	135,540,960
McCormick & Co., Inc. (Non-Voting)	1,416,172	126,124,278
		406,727,051
Gas Utilities — 1.4%
Atmos Energy Corp.	1,253,767	124,336,073
Health Care Equipment & Supplies — 5.9%
Abbott Laboratories	1,050,594	122,551,790
Becton Dickinson and Co.	506,305	122,470,117
Medtronic plc	987,329	124,985,978
West Pharmaceutical Services, Inc.	400,202	139,074,197
		509,082,082
Health Care Providers & Services — 1.4%
Cardinal Health, Inc.	2,109,388	118,273,385
Hotels, Restaurants & Leisure — 1.5%
McDonald's Corp.	552,208	129,155,929
Household Durables — 1.6%
Leggett & Platt, Inc. (a)	2,564,150	141,105,175

See accompanying notes to the financial statements.

72 :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Household Products — 6.0%
Clorox Co. (The)	687,053	$121,422,877
Colgate-Palmolive Co.	1,623,479	136,015,070
Kimberly-Clark Corp.	980,525	128,085,981
Procter & Gamble Co. (The)	967,129	130,417,346
		515,941,274
Industrial Conglomerates — 3.1%
3M Co.	640,636	130,074,734
Roper Technologies, Inc.	298,318	134,246,083
		264,320,817
Insurance — 4.8%
Aflac, Inc.	2,427,152	137,570,975
Chubb Ltd.	765,315	130,095,897
Cincinnati Financial Corp. (a)	1,184,502	144,165,739
		411,832,611
IT Services — 3.0%
Automatic Data Processing, Inc.	661,381	129,643,904
International Business Machines Corp.	909,479	130,728,511
		260,372,415
Machinery — 7.8%
Caterpillar, Inc.	562,937	135,712,852
Dover Corp.	874,421	131,600,360
Illinois Tool Works, Inc.	566,853	131,373,851
Pentair plc	2,014,266	138,923,926
Stanley Black & Decker, Inc.	619,527	134,313,454
		671,924,443
Metals & Mining — 2.0%
Nucor Corp.	1,664,364	170,663,885
Multiline Retail — 1.6%
Target Corp.	628,790	142,685,027
Multi-Utilities — 1.5%
Consolidated Edison, Inc.	1,672,527	129,185,986
Oil, Gas & Consumable Fuels — 3.1%
Chevron Corp.	1,275,602	132,394,731
Exxon Mobil Corp.	2,331,064	136,064,206
		268,458,937
Pharmaceuticals — 1.5%
Johnson & Johnson	782,605	132,455,896
Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 1.5%
Lowe's Cos., Inc.	644,692	$125,605,342
Textiles, Apparel & Luxury Goods — 1.4%
VF Corp.	1,465,682	116,844,169
Trading Companies & Distributors — 1.6%
WW Grainger, Inc.	305,826	141,340,544
Total Common Stocks (Cost $6,575,953,722)		8,621,646,921
	Principal Amount
Short-Term Investments — 0.0% (b)
Repurchase Agreements (c) — 0.0% (b)
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,502,651 (Cost $2,502,651)	$2,502,651	2,502,651
Total Investments — 99.8% (Cost $6,578,456,373)		8,624,149,572
Other assets less liabilities — 0.2%		15,094,119
Net Assets — 100.0%		$8,639,243,691

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $609,297, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $622,294.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,101,872,353
Aggregate gross unrealized depreciation	(61,811,759)
Net unrealized appreciation	$2,040,060,594
Federal income tax cost	$6,584,088,978

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® DIVIDEND ARISTOCRATS ETF NOBL :: 73

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	1,278	$149,079
AbbVie, Inc. (Biotechnology)	0.6%	1,276	144,443
Accenture plc, Class A (IT Services)	0.5%	457	128,947
Adobe, Inc.* (Software)	0.7%	345	174,080
Alphabet, Inc., Class A* (Interactive Media & Services)	2.0%	217	511,436
Alphabet, Inc., Class C* (Interactive Media & Services)	2.0%	207	499,193
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.0%	310	999,152
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5.7%	11,392	1,419,557
AT&T, Inc. (Diversified Telecommunication Services)	0.6%	5,148	151,506
Bank of America Corp. (Banks)	0.9%	5,484	232,467
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.6%	1,377	398,559
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	294	138,865
Cisco Systems, Inc. (Communications Equipment)	0.6%	3,048	161,239
Citigroup, Inc. (Banks)	0.5%	1,507	118,616
Coca-Cola Co. (The) (Beverages)	0.6%	2,800	154,812
Comcast Corp., Class A (Media)	0.8%	3,300	189,222
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	319	120,668
Danaher Corp. (Health Care Equipment & Supplies)	0.5%	457	117,056
Eli Lilly & Co. (Pharmaceuticals)	0.5%	574	114,651
Facebook, Inc., Class A* (Interactive Media & Services)	2.3%	1,737	571,004
Home Depot, Inc. (The) (Specialty Retail)	1.0%	778	248,112
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	503	116,147
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	2,933	167,533
Johnson & Johnson (Pharmaceuticals)	1.3%	1,898	321,236
JPMorgan Chase & Co. (Banks)	1.4%	2,203	361,821
Linde plc (Chemicals)	0.5%	377	113,326
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	0.9%	633	$228,247
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	537	125,599
Medtronic plc (Health Care Equipment & Supplies)	0.5%	974	123,299
Merck & Co., Inc. (Pharmaceuticals)	0.5%	1,826	138,575
Microsoft Corp. (Software)	5.4%	5,444	1,359,258
Netflix, Inc.* (Entertainment)	0.6%	319	160,396
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	919	125,407
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.2%	448	291,101
PayPal Holdings, Inc.* (IT Services)	0.9%	845	219,717
PepsiCo, Inc. (Beverages)	0.6%	997	147,496
Pfizer, Inc. (Pharmaceuticals)	0.6%	4,026	155,927
Procter & Gamble Co. (The) (Household Products)	0.9%	1,777	239,629
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	820	110,323
salesforce.com, Inc.* (Software)	0.6%	663	157,860
Tesla, Inc.* (Automobiles)	1.4%	555	346,997
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	665	126,230
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.5%	285	133,808
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.4%	519	111,378
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	682	280,929
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	2,987	168,735
Visa, Inc., Class A (IT Services)	1.1%	1,224	278,215
Walmart, Inc. (Food & Staples Retailing)	0.6%	1,002	142,314
Walt Disney Co. (The)* (Entertainment)	0.9%	1,310	234,032
Wells Fargo & Co. (Banks)	0.6%	2,984	139,412
Other Common Stocks (a)	46.5%	118,726	11,643,107
Total Common Stocks (Cost $24,639,082)			25,010,718

See accompanying notes to the financial statements.

74 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $3,292)	0.0%	3,292	$3,292
		Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $14,949 (Cost $14,947)		$14,947	14,947
Total Investments — 99.9% (Cost $24,657,321)			25,028,957
Other assets less liabilities — 0.1%			17,890
Net Assets — 100.0%			$25,046,847

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was

$211,505, collateralized in the form of cash with a value of $3,292 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $214,521 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $217,813.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $3,292.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$905,541
Aggregate gross unrealized depreciation	(550,227)
Net unrealized appreciation	$355,314
Federal income tax cost	$24,673,643

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	1.7%
Air Freight & Logistics	0.8%
Airlines	0.3%
Auto Components	0.2%
Automobiles	1.8%
Banks	4.8%
Beverages	1.5%
Biotechnology	1.8%
Building Products	0.5%
Capital Markets	3.1%
Chemicals	2.0%
Commercial Services & Supplies	0.4%
Communications Equipment	0.9%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Consumer Finance	0.7%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Financial Services	1.6%
Diversified Telecommunication Services	1.3%
Electric Utilities	1.6%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.6%
Entertainment	2.0%
Equity Real Estate Investment Trusts (REITs)	2.5%
Food & Staples Retailing	1.4%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® EX-ENERGY ETF SPXE :: 75

Food Products	1.0%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	3.7%
Health Care Providers & Services	2.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.2%
Household Durables	0.5%
Household Products	1.4%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.3%
Insurance	2.1%
Interactive Media & Services	6.4%
Internet & Direct Marketing Retail	4.2%
IT Services	5.2%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.3%
Machinery	1.8%
Media	1.4%
Metals & Mining	0.4%
Multiline Retail	0.5%
Multi-Utilities	0.8%
Personal Products	0.2%
Pharmaceuticals	3.7%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	5.6%
Software	8.6%
Specialty Retail	2.3%
Technology Hardware, Storage & Peripherals	6.0%
Textiles, Apparel & Luxury Goods	0.7%
Tobacco	0.7%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

76 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.9%
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	436	$50,859
AbbVie, Inc. (Biotechnology)	0.7%	435	49,242
Accenture plc, Class A (IT Services)	0.6%	156	44,017
Adobe, Inc.* (Software)	0.8%	118	59,540
Alphabet, Inc., Class A* (Interactive Media & Services)	2.3%	74	174,407
Alphabet, Inc., Class C* (Interactive Media & Services)	2.3%	70	168,809
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.5%	105	338,422
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.4%	3,882	483,736
AT&T, Inc. (Diversified Telecommunication Services)	0.7%	1,754	51,620
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	552	36,277
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	100	47,233
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.7%	474	49,196
Cisco Systems, Inc. (Communications Equipment)	0.7%	1,039	54,963
Coca-Cola Co. (The) (Beverages)	0.7%	955	52,802
Comcast Corp., Class A (Media)	0.9%	1,126	64,565
Costco Wholesale Corp. (Food & Staples Retailing)	0.6%	109	41,232
Danaher Corp. (Health Care Equipment & Supplies)	0.5%	156	39,958
Eli Lilly & Co. (Pharmaceuticals)	0.5%	196	39,149
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.8%	1,042	60,822
Facebook, Inc., Class A* (Interactive Media & Services)	2.6%	592	194,608
Home Depot, Inc. (The) (Specialty Retail)	1.1%	265	84,511
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	171	39,486
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.8%	1,000	57,120
Johnson & Johnson (Pharmaceuticals)	1.4%	648	109,674
Linde plc (Chemicals)	0.5%	129	38,777
Mastercard, Inc., Class A (IT Services)	1.0%	216	77,885
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	184	$43,036
Medtronic plc (Health Care Equipment & Supplies)	0.6%	333	42,154
Merck & Co., Inc. (Pharmaceuticals)	0.6%	622	47,204
Microsoft Corp. (Software)	6.2%	1,856	463,406
Netflix, Inc.* (Entertainment)	0.7%	109	54,806
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	313	42,712
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.3%	153	99,416
PayPal Holdings, Inc.* (IT Services)	1.0%	288	74,886
PepsiCo, Inc. (Beverages)	0.7%	339	50,152
Pfizer, Inc. (Pharmaceuticals)	0.7%	1,372	53,137
Philip Morris International, Inc. (Tobacco)	0.5%	384	37,029
Procter & Gamble Co. (The) (Household Products)	1.1%	607	81,854
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	280	37,671
salesforce.com, Inc.* (Software)	0.7%	227	54,049
Tesla, Inc.* (Automobiles)	1.5%	189	118,167
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	227	43,089
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	96	45,072
Union Pacific Corp. (Road & Rail)	0.5%	165	37,080
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	178	38,199
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.3%	232	95,566
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.8%	1,019	57,564
Visa, Inc., Class A (IT Services)	1.3%	418	95,011
Walmart, Inc. (Food & Staples Retailing)	0.6%	342	48,574
Walt Disney Co. (The)* (Entertainment)	1.1%	447	79,856
Other Common Stocks (a)	41.9%	34,521	3,132,991
Total Common Stocks (Cost $7,364,530)			7,481,591

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® EX-FINANCIALS ETF SPXN :: 77

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,031)	0.0%	1,031	$1,031
Total Investments — 99.9% (Cost $7,365,561)			7,482,622
Other assets less liabilities — 0.1%			5,743
Net Assets — 100.0%			$7,488,365

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $31,002, collateralized in the form of cash with a value of $1,031 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $30,815 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $31,846.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,031.

(c)  Represents less than 0.05% of net assets.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,463
Aggregate gross unrealized depreciation	(136,577)
Net unrealized appreciation	$110,886
Federal income tax cost	$7,371,736

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.9%
Airlines	0.4%
Auto Components	0.2%
Automobiles	2.0%
Beverages	1.7%
Biotechnology	2.0%
Building Products	0.6%
Chemicals	2.2%
Commercial Services & Supplies	0.5%
Communications Equipment	1.0%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Containers & Packaging	0.4%
Distributors	0.2%
Diversified Telecommunication Services	1.5%
Electric Utilities	1.9%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.3%
Entertainment	2.3%
Food & Staples Retailing	1.6%
Food Products	1.2%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	3.2%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.5%
Household Durables	0.5%
Household Products	1.6%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.5%
Interactive Media & Services	7.3%

See accompanying notes to the financial statements.

78 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Internet & Direct Marketing Retail	4.7%
IT Services	6.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.4%
Machinery	2.1%
Media	1.6%
Metals & Mining	0.5%
Multiline Retail	0.6%
Multi-Utilities	0.9%
Oil, Gas & Consumable Fuels	3.0%
Personal Products	0.2%
Pharmaceuticals	4.2%
Professional Services	0.5%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	6.4%
Software	9.8%
Specialty Retail	2.6%
Technology Hardware, Storage & Peripherals	6.8%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® EX-FINANCIALS ETF SPXN :: 79

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.9%
Accenture plc, Class A (IT Services)	0.6%	81	$22,855
Adobe, Inc.* (Software)	0.8%	61	30,779
Alphabet, Inc., Class A* (Interactive Media & Services)	2.3%	38	89,560
Alphabet, Inc., Class C* (Interactive Media & Services)	2.2%	37	89,228
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.4%	55	177,269
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.3%	2,026	252,460
AT&T, Inc. (Diversified Telecommunication Services)	0.7%	916	26,958
Bank of America Corp. (Banks)	1.0%	976	41,373
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.8%	245	70,913
Boeing Co. (The)* (Aerospace & Defense)	0.4%	70	17,291
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	52	24,561
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.6%	248	25,740
Cisco Systems, Inc. (Communications Equipment)	0.7%	542	28,672
Citigroup, Inc. (Banks)	0.5%	268	21,094
Coca-Cola Co. (The) (Beverages)	0.7%	498	27,534
Comcast Corp., Class A (Media)	0.9%	587	33,659
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	56	21,183
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.8%	544	31,753
Facebook, Inc., Class A* (Interactive Media & Services)	2.5%	308	101,249
Home Depot, Inc. (The) (Specialty Retail)	1.1%	138	44,010
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	89	20,551
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	522	29,817
JPMorgan Chase & Co. (Banks)	1.6%	392	64,382
Linde plc (Chemicals)	0.5%	67	20,140
Lowe's Cos., Inc. (Specialty Retail)	0.5%	94	18,314
Mastercard, Inc., Class A (IT Services)	1.0%	112	40,385
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	96	$22,453
Microsoft Corp. (Software)	6.1%	968	241,690
Morgan Stanley (Capital Markets)	0.4%	192	17,462
Netflix, Inc.* (Entertainment)	0.7%	56	28,157
NextEra Energy, Inc. (Electric Utilities)	0.5%	252	18,451
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	163	22,243
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.3%	79	51,333
Oracle Corp. (Software)	0.5%	238	18,740
PayPal Holdings, Inc.* (IT Services)	1.0%	151	39,263
PepsiCo, Inc. (Beverages)	0.7%	177	26,185
Philip Morris International, Inc. (Tobacco)	0.5%	200	19,286
Procter & Gamble Co. (The) (Household Products)	1.1%	316	42,612
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	146	19,643
Raytheon Technologies Corp. (Aerospace & Defense)	0.4%	195	17,299
salesforce.com, Inc.* (Software)	0.7%	118	28,096
Tesla, Inc.* (Automobiles)	1.5%	98	61,271
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	118	22,399
Union Pacific Corp. (Road & Rail)	0.5%	86	19,327
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	92	19,743
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.8%	532	30,053
Visa, Inc., Class A (IT Services)	1.2%	218	49,551
Walmart, Inc. (Food & Staples Retailing)	0.6%	177	25,139
Walt Disney Co. (The)* (Entertainment)	1.1%	233	41,626
Wells Fargo & Co. (Banks)	0.6%	531	24,808
Other Common Stocks (a)	42.7%	19,517	1,702,651
Total Common Stocks (Cost $3,908,816)			3,981,211

See accompanying notes to the financial statements.

80 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $432)	0.0%	432	$432
Total Investments — 99.9% (Cost $3,909,248)			3,981,643
Other assets less liabilities — 0.1%			3,803
Net Assets — 100.0%			$3,985,446

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $34,335, collateralized in the form of cash with a value of $432 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $34,865 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $35,297.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $432.

(c)  Represents less than 0.05% of net assets.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$133,266
Aggregate gross unrealized depreciation	(79,106)
Net unrealized appreciation	$54,160
Federal income tax cost	$3,927,483

S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.8%
Airlines	0.3%
Auto Components	0.2%
Automobiles	2.0%
Banks	5.3%
Beverages	1.7%
Building Products	0.6%
Capital Markets	3.5%
Chemicals	2.2%
Commercial Services & Supplies	0.5%
Communications Equipment	1.0%
Construction & Engineering	0.0%*
Construction Materials	0.2%
Consumer Finance	0.8%
Containers & Packaging	0.4%
Distributors	0.2%
Diversified Financial Services	1.8%
Diversified Telecommunication Services	1.5%
Electric Utilities	1.8%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.3%
Entertainment	2.2%
Equity Real Estate Investment Trusts (REITs)	2.9%
Food & Staples Retailing	1.5%
Food Products	1.1%
Gas Utilities	0.0%*
Hotels, Restaurants & Leisure	2.4%
Household Durables	0.6%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 81

Household Products	1.6%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.4%
Insurance	2.3%
Interactive Media & Services	7.2%
Internet & Direct Marketing Retail	4.6%
IT Services	5.9%
Leisure Products	0.0%*
Machinery	2.0%
Media	1.5%
Metals & Mining	0.5%
Multiline Retail	0.6%
Multi-Utilities	0.9%
Oil, Gas & Consumable Fuels	2.9%
Personal Products	0.2%
Professional Services	0.5%
Real Estate Management & Development	0.1%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	6.2%
Software	9.6%
Specialty Retail	2.6%
Technology Hardware, Storage & Peripherals	6.7%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

82 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.8%	495	$57,742
AbbVie, Inc. (Biotechnology)	0.8%	493	55,807
Alphabet, Inc., Class A* (Interactive Media & Services)	2.7%	85	200,332
Alphabet, Inc., Class C* (Interactive Media & Services)	2.6%	81	195,336
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	5.2%	120	386,768
Amgen, Inc. (Biotechnology)	0.5%	162	38,546
AT&T, Inc. (Diversified Telecommunication Services)	0.8%	1,992	58,625
Bank of America Corp. (Banks)	1.2%	2,122	89,952
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	2.1%	532	153,982
Boeing Co. (The)* (Aerospace & Defense)	0.5%	154	38,041
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.6%	625	41,075
Caterpillar, Inc. (Machinery)	0.5%	153	36,885
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	540	56,047
Citigroup, Inc. (Banks)	0.6%	582	45,809
Coca-Cola Co. (The) (Beverages)	0.8%	1,083	59,879
Comcast Corp., Class A (Media)	1.0%	1,276	73,166
Costco Wholesale Corp. (Food & Staples Retailing)	0.6%	124	46,905
Danaher Corp. (Health Care Equipment & Supplies)	0.6%	177	45,337
Eli Lilly & Co. (Pharmaceuticals)	0.6%	223	44,542
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.9%	1,182	68,993
Facebook, Inc., Class A* (Interactive Media & Services)	3.0%	672	220,907
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.5%	96	35,714
Home Depot, Inc. (The) (Specialty Retail)	1.4%	301	95,992
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	194	44,797
Johnson & Johnson (Pharmaceuticals)	1.8%	734	124,230
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
JPMorgan Chase & Co. (Banks)	2.0%	852	$139,932
Linde plc (Chemicals)	0.6%	146	43,888
Lowe's Cos., Inc. (Specialty Retail)	0.5%	204	39,745
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	209	48,883
Medtronic plc (Health Care Equipment & Supplies)	0.6%	376	47,598
Merck & Co., Inc. (Pharmaceuticals)	0.7%	707	53,654
Morgan Stanley (Capital Markets)	0.5%	419	38,108
Netflix, Inc.* (Entertainment)	0.8%	124	62,349
NextEra Energy, Inc. (Electric Utilities)	0.5%	547	40,051
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.7%	355	48,443
PepsiCo, Inc. (Beverages)	0.8%	385	56,957
Pfizer, Inc. (Pharmaceuticals)	0.8%	1,558	60,341
Philip Morris International, Inc. (Tobacco)	0.6%	435	41,947
Procter & Gamble Co. (The) (Household Products)	1.3%	688	92,777
Raytheon Technologies Corp. (Aerospace & Defense)	0.5%	424	37,613
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	329	37,467
Tesla, Inc.* (Automobiles)	1.8%	215	134,422
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.7%	110	51,645
Union Pacific Corp. (Road & Rail)	0.6%	187	42,024
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.6%	202	43,349
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.5%	263	108,335
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.9%	1,156	65,302
Walmart, Inc. (Food & Staples Retailing)	0.7%	387	54,966
Walt Disney Co. (The)* (Entertainment)	1.2%	507	90,576
Wells Fargo & Co. (Banks)	0.7%	1,154	53,915
Other Common Stocks (a)	47.5%	40,237	3,503,121
Total Common Stocks (Cost $7,307,688)			7,352,817

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 83

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,164)	0.0%	1,164	$1,164
Total Investments — 99.8% (Cost $7,308,852)			7,353,981
Other assets less liabilities — 0.2%			17,886
Net Assets — 100.0%			$7,371,867

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $66,850, collateralized in the form of cash with a value of $1,164 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $67,682 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $68,846.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,164.

(c)  Represents less than 0.05% of net assets.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$217,187
Aggregate gross unrealized depreciation	(192,318)
Net unrealized appreciation	$24,869
Federal income tax cost	$7,329,112

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	2.3%
Air Freight & Logistics	1.0%
Airlines	0.4%
Auto Components	0.2%
Automobiles	2.3%
Banks	6.3%
Beverages	2.0%
Biotechnology	2.4%
Building Products	0.7%
Capital Markets	4.1%
Chemicals	2.6%
Commercial Services & Supplies	0.5%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.9%
Containers & Packaging	0.5%
Distributors	0.2%
Diversified Financial Services	2.1%
Diversified Telecommunication Services	1.7%
Electric Utilities	2.2%
Electrical Equipment	0.8%
Energy Equipment & Services	0.3%
Entertainment	2.6%
Equity Real Estate Investment Trusts (REITs)	3.3%
Food & Staples Retailing	1.8%
Food Products	1.3%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	4.8%
Health Care Providers & Services	3.7%
Health Care Technology	0.1%

See accompanying notes to the financial statements.

84 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Hotels, Restaurants & Leisure	2.9%
Household Durables	0.6%
Household Products	1.9%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.7%
Insurance	2.7%
Interactive Media & Services	8.5%
Internet & Direct Marketing Retail	5.5%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.6%
Machinery	2.4%
Media	1.8%
Metals & Mining	0.6%
Multiline Retail	0.7%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	3.4%
Personal Products	0.3%
Pharmaceuticals	4.9%
Professional Services	0.6%
Real Estate Management & Development	0.1%
Road & Rail	1.4%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	0.9%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 85

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 11.1%
Bank OZK	457,051	$19,520,648
Commerce Bancshares, Inc.	243,943	18,998,281
Cullen/Frost Bankers, Inc.	163,044	19,681,041
Prosperity Bancshares, Inc.	245,436	18,469,059
UMB Financial Corp.	199,171	19,261,827
United Bankshares, Inc.	474,908	19,561,461
		115,492,317
Capital Markets — 3.7%
FactSet Research Systems, Inc.	54,278	18,148,392
SEI Investments Co.	325,664	20,660,124
		38,808,516
Chemicals — 3.6%
RPM International, Inc.	198,794	18,593,203
Sensient Technologies Corp.	221,773	19,238,808
		37,832,011
Commercial Services & Supplies — 3.6%
Healthcare Services Group, Inc.	589,476	17,678,385
MSA Safety, Inc.	116,547	19,586,889
		37,265,274
Containers & Packaging — 5.4%
AptarGroup, Inc.	124,395	18,324,627
Silgan Holdings, Inc.	429,443	18,092,434
Sonoco Products Co.	287,981	19,444,477
		55,861,538
Electric Utilities — 1.9%
OGE Energy Corp.	571,764	19,725,858
Electrical Equipment — 3.5%
Hubbell, Inc.	98,574	18,792,147
Regal Beloit Corp.	126,729	18,024,666
		36,816,813
Equity Real Estate Investment Trusts (REITs) — 3.5%
National Retail Properties, Inc.	399,229	18,504,264
Omega Healthcare Investors, Inc.	497,220	18,208,197
		36,712,461
Food & Staples Retailing — 1.8%
Casey's General Stores, Inc.	84,091	18,570,657
Investments	Shares	Value
Common Stocks (continued)
Food Products — 5.4%
Flowers Foods, Inc.	775,293	$18,676,808
Lancaster Colony Corp.	101,413	18,930,765
Tootsie Roll Industries, Inc.(a)	576,840	18,049,324
		55,656,897
Gas Utilities — 10.5%
National Fuel Gas Co.	366,673	19,026,662
New Jersey Resources Corp.	439,561	18,778,046
ONE Gas, Inc.	231,843	17,230,572
Southwest Gas Holdings, Inc.	261,916	17,289,075
Spire, Inc.	246,689	17,677,734
UGI Corp.	426,333	19,632,634
		109,634,723
Industrial Conglomerates — 1.8%
Carlisle Cos., Inc.	98,906	19,021,602
Insurance — 12.8%
American Financial Group, Inc.	152,202	20,251,998
Brown & Brown, Inc.	373,281	19,604,718
Hanover Insurance Group, Inc. (The)	140,051	19,535,714
Mercury General Corp.	293,818	18,686,825
Old Republic International Corp.	779,463	20,468,698
RenaissanceRe Holdings Ltd.	109,425	16,864,581
RLI Corp.	165,274	17,433,102
		132,845,636
Leisure Products — 1.6%
Polaris, Inc.	128,642	16,880,403
Machinery — 9.0%
Donaldson Co., Inc.	303,376	18,684,928
Graco, Inc.	242,311	18,347,789
Lincoln Electric Holdings, Inc.	148,954	19,152,505
Nordson Corp.	88,065	19,523,130
Toro Co. (The)	161,923	17,988,026
		93,696,378
Media — 2.0%
John Wiley & Sons, Inc., Class A	328,216	20,802,330
Metals & Mining — 1.9%
Royal Gold, Inc.	159,468	19,737,354

See accompanying notes to the financial statements.

86 :: REGL S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Multi-Utilities — 5.2%
Black Hills Corp.	270,841	$17,818,629
MDU Resources Group, Inc.	563,386	18,963,573
NorthWestern Corp.	276,036	17,486,881
		54,269,083
Personal Products — 2.0%
Nu Skin Enterprises, Inc., Class A	348,818	20,984,892
Road & Rail — 2.0%
Ryder System, Inc.	251,968	20,608,463
Specialty Retail — 1.8%
Williams-Sonoma, Inc.	109,095	18,495,966
Trading Companies & Distributors — 1.9%
MSC Industrial Direct Co., Inc., Class A	208,496	19,682,022
Water Utilities — 1.8%
Essential Utilities, Inc.	392,739	18,772,924
Wireless Telecommunication Services — 2.0%
Telephone and Data Systems, Inc.	792,246	20,376,567
Total Common Stocks (Cost $821,805,930)		1,038,550,685
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $290,272)	290,272	290,272
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $608,699 (Cost $608,698)	$608,698	608,698
Total Investments — 99.9% (Cost $822,704,900)		1,039,449,655
Other assets less liabilities — 0.1%		1,070,473
Net Assets — 100.0%		$1,040,520,128

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $283,832, collateralized in the form of cash with a value of $290,272 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $290,272.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$219,850,885
Aggregate gross unrealized depreciation	(4,771,887)
Net unrealized appreciation	$215,078,998
Federal income tax cost	$824,370,657

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: 87

Investments	Shares	Value
Common Stocks — 99.8%
Communications Equipment — 5.9%
Cisco Systems, Inc.	52,839	$2,795,183
Motorola Solutions, Inc.	14,714	3,020,932
		5,816,115
Electronic Equipment, Instruments & Components — 21.8%
Amphenol Corp., Class A	40,513	2,724,904
Avnet, Inc.	62,848	2,769,083
Badger Meter, Inc.	28,947	2,766,465
CDW Corp.	15,091	2,496,353
Corning, Inc.	59,328	2,588,481
Littelfuse, Inc.	10,168	2,656,288
National Instruments Corp.	60,990	2,488,392
TE Connectivity Ltd.	20,553	2,788,631
		21,278,597
Entertainment — 2.9%
Activision Blizzard, Inc.	29,448	2,863,818
Internet & Direct Marketing Retail — 2.6%
PetMed Express, Inc. (a)	86,833	2,509,474
IT Services — 27.6%
Accenture plc, Class A	9,439	2,663,308
Automatic Data Processing, Inc.	14,122	2,768,195
Broadridge Financial Solutions, Inc.	17,070	2,722,324
Cass Information Systems, Inc.	60,121	2,743,321
CSG Systems International, Inc.	58,744	2,587,086
International Business Machines Corp.	19,115	2,747,590
Jack Henry & Associates, Inc.	16,521	2,546,712
Mastercard, Inc., Class A	7,162	2,582,474
Paychex, Inc.	27,937	2,825,548
Visa, Inc., Class A (a)	12,064	2,742,147
		26,928,705
Semiconductors & Semiconductor Equipment — 19.7%
Analog Devices, Inc. (a)	17,335	2,853,341
Broadcom, Inc.	5,968	2,818,865
KLA Corp.	8,271	2,620,997
Microchip Technology, Inc.	17,742	2,784,607
Power Integrations, Inc.	33,455	2,749,667
QUALCOMM, Inc.	20,148	2,710,712
Texas Instruments, Inc.	14,526	2,757,325
		19,295,514
Investments	Shares	Value
Common Stocks (continued)
Software — 8.6%
Intuit, Inc.	6,710	$2,946,294
Microsoft Corp.	10,529	2,628,880
Oracle Corp.	35,793	2,818,341
		8,393,515
Technology Hardware, Storage & Peripherals — 10.7%
Apple, Inc.	20,553	2,561,109
Hewlett Packard Enterprise Co.	171,602	2,738,768
HP, Inc.	80,942	2,365,935
NetApp, Inc.	36,148	2,796,771
		10,462,583
Total Common Stocks (Cost $79,745,774)		97,548,321
Securities Lending Reinvestments (b) — 1.4%
Investment Companies — 1.4%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,351,347)	1,351,347	1,351,347
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $87,702 (Cost $87,702)	$87,702	87,702
Total Investments — 101.3% (Cost $81,184,823)		98,987,370
Liabilities in excess of other assets — (1.3%)		(1,253,727)
Net Assets — 100.0%		$97,733,643

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $4,393,336, collateralized in the form of cash with a value of $1,351,347 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,109,004 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 7.25%, and maturity dates ranging from June 3, 2021 - August 15, 2050. The total value of collateral is $4,460,351.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,351,347.

See accompanying notes to the financial statements.

88 :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,290,975
Aggregate gross unrealized depreciation	(596,003)
Net unrealized appreciation	$17,694,972
Federal income tax cost	$81,292,398

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF TDV :: 89

Investments	Principal Amount	Value
Foreign Government Securities — 71.1%
Arab Republic of Egypt
5.75%, 5/29/2024 (a)	$200,000	$213,754
China Government International Bond
3.25%, 10/19/2023 (a)	200,000	213,795
Dominican Republic Government Bond
5.50%, 1/27/2025 (a)	100,000	110,070
Export-Import Bank of India
4.00%, 1/14/2023 (a)	200,000	209,160
Federative Republic of Brazil
8.88%, 4/15/2024	70,000	86,538
6.00%, 4/7/2026	200,000	234,074
Hungary Government Bond
5.38%, 2/21/2023	130,000	141,153
5.38%, 3/25/2024	14,000	15,864
Indonesia Government International Bond
4.45%, 2/11/2024	200,000	219,055
Kingdom of Bahrain
7.00%, 1/26/2026 (a)	200,000	228,838
Kingdom of Saudi Arabia
4.00%, 4/17/2025 (a)	200,000	220,940
Perusahaan Penerbit SBSN Indonesia III
4.33%, 5/28/2025 (a)	200,000	222,792
Republic of Colombia
2.63%, 3/15/2023	200,000	204,448
Republic of Croatia
5.50%, 4/4/2023 (a)	200,000	218,250
Republic of Indonesia
4.13%, 1/15/2025 (a)	200,000	220,715
Republic of Panama
7.13%, 1/29/2026	100,000	124,250
Republic of Peru
7.35%, 7/21/2025	100,000	122,732
Republic of Poland
4.00%, 1/22/2024	100,000	109,189
Republic of South Africa
5.88%, 5/30/2022	100,000	105,109
4.67%, 1/17/2024	100,000	107,642
Republic of Turkey
7.25%, 12/23/2023	200,000	214,886
7.38%, 2/5/2025	150,000	161,032
4.25%, 3/13/2025	200,000	194,316
Romania Government Bond
4.38%, 8/22/2023 (a)	80,000	86,506
Russian Federation
4.88%, 9/16/2023 (a)	200,000	217,486
Sri Lanka Government Bond
6.13%, 6/3/2025 (a)	200,000	143,802
State of Qatar
3.88%, 4/23/2023 (a)	200,000	213,000
Investments	Principal Amount	Value
Foreign Government Securities (continued)
Ukraine Government Bond
7.75%, 9/1/2023 (a)	$100,000	$108,090
7.75%, 9/1/2024 (a)	100,000	110,004
United Arab Emirates Government Bond
2.13%, 9/30/2024 (a)	200,000	209,848
United Mexican States
4.00%, 10/2/2023	14,000	15,138
3.60%, 1/30/2025	200,000	221,220
Total Foreign Government Securities (Cost $5,062,945)		5,223,696
Corporate Bonds — 26.7%
Banks — 7.7%
Banco do Brasil SA
3.88%, 10/10/2022	200,000	206,602
International Bank of Azerbaijan OJSC
3.50%, 9/1/2024 (a)	150,000	147,750
QNB Finance Ltd.
2.63%, 5/12/2025 (a)	200,000	208,518
		562,870
Chemicals — 3.0%
OCP SA
5.63%, 4/25/2024 (a)	200,000	217,738
Diversified Financial Services — 3.0%
Gazprom PJSC
5.15%, 2/11/2026 (a)	200,000	223,563
Electrical Equipment — 1.7%
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/2/2024 (a)	100,000	121,843
Oil, Gas & Consumable Fuels — 11.3%
Ecopetrol SA
5.88%, 9/18/2023	25,000	27,064
KazMunayGas National Co. JSC
4.75%, 4/24/2025 (a)	200,000	224,313
Petrobras Global Finance BV
5.30%, 1/27/2025	100,000	111,626
Petroleos Mexicanos
3.50%, 1/30/2023	100,000	102,405
6.88%, 10/16/2025 (a)	42,000	46,910
Sinopec Group Overseas Development 2015 Ltd.
3.25%, 4/28/2025 (a)	300,000	321,283
		833,601
Total Corporate Bonds (Cost $1,935,197)		1,959,615

See accompanying notes to the financial statements.

90 :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 1.8%
Repurchase Agreements (b) — 1.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $134,377 (Cost $134,377)	$134,377	$134,377
Total Investments — 99.6% (Cost $7,132,519)		7,317,688
Other assets less liabilities — 0.4%		31,266
Net Assets — 100.0%		$7,348,954

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$201,870
Aggregate gross unrealized depreciation	(16,701)
Net unrealized appreciation	$185,169
Federal income tax cost	$7,132,519

Short Term USD Emerging Markets Bond ETF invested, as a percentage of net assets, in the following countries as of May 31, 2021:

Indonesia	9.0%
Brazil	8.7%
Turkey	7.8%
China	7.3%
Russia	6.0%
Qatar	5.7%
Mexico	5.2%
Colombia	3.1%
Bahrain	3.1%
Kazakhstan	3.0%
Saudi Arabia	3.0%
Croatia	3.0%
Ukraine	3.0%
Morocco	3.0%
Egypt	2.9%
South Africa	2.9%
United Arab Emirates	2.9%
India	2.8%
Hungary	2.1%
Azerbaijan	2.0%
Sri Lanka	2.0%
Panama	1.7%
Peru	1.7%
Philippines	1.7%
Dominican Republic	1.5%
Poland	1.5%
Romania	1.2%
Other[a]	2.2%
100.0%

a  Includes any non fixed-income securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 91

STATEMENTS OF ASSETS AND LIABILITIES

92 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF		Equities for Rising Rates ETF	Global Listed Private Equity ETF		Hedge Replication ETF	High Yield- Interest Rate Hedged
ASSETS:
Securities and Repurchase Agreements, at cost	$7,112,238	$164,778,174		$6,062,659	$17,342,227		$38,741,445	$105,724,160
Securities, at value(a)	—	179,156,850		6,987,227	20,843,529		38,869,743	105,524,531
Repurchase Agreements, at value	7,112,238	478,079		12,535	100,657		2,395,803	1,458,740
Cash	—	—		456	7		22	—
Foreign cash	—	97,920	(b)	—	7,602	(c)	—	—
Segregated cash balances with brokers for futures contracts	—	—		—	—		68,970	776,904
Segregated cash balances with custodian for swap agreements	2,780,000	—		—	—		791,000	—
Segregated cash balances with Authorized Participant for deposit securities	—	255,669		—	—		—	—
Dividends and interest receivable	—	672,579		13,172	25,888		4,916	1,547,255
Receivable for security lending income	—	1,742		7	31		241	1,100
Receivable for investments sold	—	—		—	—		1,025	2,705,542
Receivable from Advisor	—	—		—	2,202		43,666	—
Reclaims receivable	—	86,293		—	43,530		—	—
Receivable for variation margin on futures contracts	—	—		—	—		537	—
Unrealized appreciation on non-exchange traded swap agreements	—	—		—	—		2,476,010	—
Prepaid expenses	—	—		—	1,565		2,569	—
Total Assets	9,892,238	180,749,132		7,013,397	21,025,011		44,654,502	112,014,072
LIABILITIES:
Collateral upon return of deposit securities	—	255,669		—	—		—	—
Payable for investments purchased	—	220,971		8,991	—		—	2,628,266
Payable for cash collateral received from securities loaned	—	2,543,907		—	—		299,123	1,228,657
Advisory fees payable	4,367	66,867		1,877	—		—	44,690
Custodian fees payable	—	—		—	1,539		48,060	—
Administration fees payable	—	—		—	18,793		19,563	—
Trustee fees payable	56	867		20	109		195	459
Compliance services fees payable	165	1,406		30	170		308	773
Listing, Data and related fees payable	—	—		—	12,527		67,957	—
Professional fees payable	12	201		6	16,340		12,096	111
Payable for variation margin on futures contracts	—	—		—	—		—	91,946
Unrealized depreciation on non-exchange traded swap agreements	2,463,697	—		—	—		133,320	—
Due to counterparty	—	—		1	—		—	—
Other liabilities	—	—		—	1,341		2,552	—
Total Liabilities	2,468,297	3,089,888		10,925	50,819		583,174	3,994,902
NET ASSETS	$7,423,941	$177,659,244		$7,002,472	$20,974,192		$44,071,328	$108,019,170
NET ASSETS CONSIST OF:
Paid in Capital	$36,996,890	$168,134,504		$7,462,942	$21,423,751		$39,043,456	$151,383,264
Distributable earnings (loss)	(29,572,949)	9,524,740		(460,470)	(449,559)		5,027,872	(43,364,094)
NET ASSETS	$7,423,941	$177,659,244		$7,002,472	$20,974,192		$44,071,328	$108,019,170
Shares (unlimited number of shares authorized, no par value)	450,001	3,810,001		140,001	550,001		845,000	1,725,001
Net Asset Value	$16.50	$46.63		$50.02	$38.13		$52.16	$62.62
(a) Includes securities on loan valued at:	$—	$4,956,466		$66,977	$—		$889,855	$2,432,236

(b)  Cost of $97,622.

(c)  Cost of $7,565.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 93

	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(b)	Large Cap Core Plus	Long Online/ Short Stores ETF	Managed Futures Strategy ETF(b)
ASSETS:
Securities and Repurchase Agreements, at cost	$42,822,392	$698,565,462	$—	$371,379,990	$77,607,161	$4,381,857
Securities, at value(a)	29,233,705	691,434,713	—	454,695,154	95,331,849	—
Repurchase Agreements, at value	14,105,299	7,624,944	—	24,988,753	193,300	4,381,857
Cash	—	306,715	90,373,283	—	—	183,166
Segregated cash balances with brokers for futures contracts	—	16,482,133	7,523,340	—	—	160,963
Segregated cash balances with custodian for swap agreements	1,356,600	—	—	277,655	10,468,304	—
Dividends and interest receivable	10,166	6,835,811	—	638,782	10,778	—
Receivable for security lending income	—	886	—	427	798	—
Receivable for investments sold	—	5,067,050	—	—	6,474,728	—
Receivable for capital shares issued	—	—	7,382,657	—	—	—
Receivable from Advisor	2,856	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	3,503
Unrealized appreciation on non-exchange traded swap agreements	725,631	—	—	25,283,036	1,026,010	—
Prepaid expenses	2,396	—	—	—	—	—
Total Assets	45,436,653	727,752,252	105,279,280	505,883,807	113,505,767	4,729,489
LIABILITIES:
Cash overdraft	—	—	—	—	1	—
Payable for investments purchased	—	—	—	—	4,977,267	—
Payable for capital shares redeemed	—	—	—	—	1,576,061	—
Payable for cash collateral received from securities loaned	—	1,686,740	—	—	2,235,377	—
Advisory fees payable	—	178,180	47,270	183,027	60,940	3,003
Custodian fees payable	175	—	—	—	—	—
Administration fees payable	19,225	—	—	—	—	—
Trustee fees payable	76	2,924	428	2,458	1,102	26
Compliance services fees payable	128	3,982	696	4,015	1,779	40
Listing, Data and related fees payable	3,352	—	—	—	—	—
Professional fees payable	12,065	688	100	569	229	6
Payable for variation margin on futures contracts	—	1,496,965	1,346,414	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	1,152,374	—	—	23,789,935	4,186,165	—
Due to counterparty	—	—	—	213	—	—
Other liabilities	2,330	—	—	—	—	—
Total Liabilities	1,189,725	3,369,479	1,394,908	23,980,217	13,038,921	3,075
NET ASSETS	$44,246,928	$724,382,773	$103,884,372	$481,903,590	$100,466,846	$4,726,414
NET ASSETS CONSIST OF:
Paid in Capital	$51,235,371	$747,543,407	$83,544,427	$371,957,130	$64,479,852	$4,795,431
Distributable earnings (loss)	(6,988,443)	(23,160,634)	20,339,945	109,946,460	35,986,994	(69,017)
NET ASSETS	$44,246,928	$724,382,773	$103,884,372	$481,903,590	$100,466,846	$4,726,414
Shares (unlimited number of shares authorized, no par value)	1,470,001	9,500,001	1,759,034	4,970,000	1,275,001	115,001
Net Asset Value	$30.10	$76.25	$59.06	$96.96	$78.80	$41.10
(a) Includes securities on loan valued at:	$—	$2,421,631	$—	$2,084,938	$3,085,254	$—

(b)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

94 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Merger ETF		Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF		MSCI Transformational Changes ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$40,474,206		$8,597,497	(b)	$113,631,460		$19,435,198		$7,488,904		$44,831,757
Securities, at value(a)	37,280,951		9,638,233	(c)	137,207,057		22,645,886		9,443,750		46,985,764
Repurchase Agreements, at value	4,436,931		29,888		141,411		—		21,725		183,070
Foreign cash	131,493	(d)	—		955,134	(e)	737,198	(f)	43,400	(g)	1,976,615	(h)
Segregated cash balances with custodian for swap agreements	1,160,434		—		—		—		—		—
Segregated cash balances with Authorized Participant for deposit securities	2,146,577		—		—		—		—		107,393
Dividends and interest receivable	27,509		—		507,687		40,288		23,028		35,061
Receivable for security lending income	—		4,171		1,229		—		148		—
Receivable for investments sold	2,275,865		—		809,156		236,850		83,969		7,272,138
Reclaims receivable	334		—		491,074		—		56,855		8,254
Unrealized appreciation on non-exchange traded swap agreements	682,800		—		—		—		—		—
Unrealized appreciation on forward foreign currency contracts	3,500		—		—		—		—		—
Prepaid expenses	1,729		6,497		—		—		—		—
Total Assets	48,148,123		9,678,789		140,112,748		23,660,222		9,672,875		56,568,295
LIABILITIES:
Cash overdraft	1,213,147		—		—		590,912		—		67,151
Collateral upon return of deposit securities	2,146,577		—		—		—		—		107,393
Payable for investments purchased	890		—		1,375,386		254,629		109,294		9,330,004
Payable for cash collateral received from securities loaned	—		120,650		27,972		—		—		—
Advisory fees payable	7,052		1,771		58,046		11,241		4,367		16,247
Management Services fees payable	3,507		—		—		—		—		—
Custodian fees payable	1,625		113		—		—		—		—
Administration fees payable	18,905		8,167		—		—		—		—
Trustee fees payable	165		47		722		120		48		199
Compliance services fees payable	204		73		1,161		197		78		200
Listing, Data and related fees payable	12,804		2,896		—		—		—		—
Professional fees payable	13,332		12,300		166		27		11		46
Unrealized depreciation on non-exchange traded swap agreements	1,754,057		—		—		—		—		—
Unrealized depreciation on forward foreign currency contracts	110,921		—		—		—		—		—
Due to counterparty	—		—		—		8,026		21		—
Other liabilities	2,072		1,125		—		157,742	(i)	—		—
Total Liabilities	5,285,258		147,142		1,463,453		1,022,894		113,819		9,521,240
NET ASSETS	$42,862,865		$9,531,647		$138,649,295		$22,637,328		$9,559,056		$47,047,055
NET ASSETS CONSIST OF:
Paid in Capital	$41,825,812		$10,854,077		$116,290,597		$22,484,976		$8,323,276		$44,649,526
Distributable earnings (loss)	1,037,053		(1,322,430)		22,358,698		152,352		1,235,780		2,397,529
NET ASSETS	$42,862,865		$9,531,647		$138,649,295		$22,637,328		$9,559,056		$47,047,055
Shares (unlimited number of shares authorized, no par value)	1,050,001		240,001		3,010,001		365,001		185,001		1,075,001
Net Asset Value	$40.82		$39.72		$46.06		$62.02		$51.67		$43.76
(a) Includes securities on loan valued at:	$—		$118,699		$1,824,041		$—		$188,785		$—

(b)  Includes investments in affiliated Underlying ETFs (Cost $8,446,959).

(c)  Includes investments in affiliated Underlying ETFs (Value $9,517,583).

(d)  Cost of $130,741.

(e)  Cost of $954,808.

(f)  Cost of $737,005.

(g)  Cost of $43,396.

(h)  Cost of $1,976,627.

(i)  Relates to payable for deferred Indian capital gains tax of $139,717 and deferred Thailand capital gains tax of $18,025.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 95

	Nasdaq-100 Dorsey Wright Momentum ETF	Online Retail ETF	Pet Care ETF		RAFITM Long/Short	Russell 2000 Dividend Growers ETF	Russell U.S. Dividend Growers ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$4,000,040	$995,394,485	$233,137,243		$4,061,114	$745,923,796	$23,826,836
Securities, at value(a)	4,199,723	1,059,698,679	303,027,867		4,623,269	929,530,428	28,205,180
Repurchase Agreements, at value	3,821	591,666	176,084		1,213,109	526,485	21,280
Cash	—	69,884	—		29	—	—
Foreign cash	—	—	8,862,165	(b)	—	—	—
Segregated cash balances with custodian for swap agreements	—	—	—		9,363	—	—
Segregated cash balances with Authorized Participant for deposit securities	—	—	2,227,810		—	—	—
Dividends and interest receivable	5,144	119,861	71,585		8,886	1,315,869	58,270
Receivable for security lending income	—	3,095	—		2	1,095	47
Receivable for investments sold	—	55,671,711	—		—	—	—
Receivable from Advisor	—	—	—		2,950	—	—
Reclaims receivable	—	—	83,902		—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—		39,769	—	—
Prepaid expenses	—	—	—		2,283	—	—
Total Assets	4,208,688	1,116,154,896	314,449,413		5,899,660	931,373,877	28,284,777
LIABILITIES:
Cash overdraft	—	—	—		—	—	13,988
Collateral upon return of deposit securities	—	—	2,227,810		—	—	—
Payable for investments purchased	—	56,250,662	8,825,233		—	—	—
Payable for cash collateral received from securities loaned	—	7,097,540	—		4,865	6,758,125	—
Advisory fees payable	855	529,543	127,534		—	313,671	8,207
Custodian fees payable	—	—	—		8,216	—	—
Administration fees payable	—	—	—		18,793	—	—
Trustee fees payable	2	6,546	1,426		27	4,546	134
Compliance services fees payable	1	7,535	1,807		43	6,730	221
Listing, Data and related fees payable	—	—	—		3,476	—	—
Professional fees payable	1	1,447	324		12,286	1,065	31
Unrealized depreciation on non-exchange traded swap agreements	—	—	—		916,226	—	—
Other liabilities	—	—	—		823	—	—
Total Liabilities	859	63,893,273	11,184,134		964,755	7,084,137	22,581
NET ASSETS	$4,207,829	$1,052,261,623	$303,265,279		$4,934,905	$924,289,740	$28,262,196
NET ASSETS CONSIST OF:
Paid in Capital	$4,000,040	$906,761,893	$228,909,215		$25,501,104	$842,579,914	$23,999,943
Distributable earnings (loss)	207,789	145,499,730	74,356,064		(20,566,199)	81,709,826	4,262,253
NET ASSETS	$4,207,829	$1,052,261,623	$303,265,279		$4,934,905	$924,289,740	$28,262,196
Shares (unlimited number of shares authorized, no par value)	100,001	13,900,001	3,900,001		150,000	13,790,001	580,001
Net Asset Value	$42.08	$75.70	$77.76		$32.90	$67.03	$48.73
(a) Includes securities on loan valued at:	$—	$12,426,202	$—		$14,314	$7,343,744	$524,132

(b)  Cost of $8,862,151.

See accompanying notes to the financial statements.

96 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$36,201,462	$6,578,456,373	$24,657,321	$7,365,561	$3,909,248	$7,308,852
Securities, at value(a)	35,655,929	8,621,646,921	25,014,010	7,482,622	3,981,643	7,353,981
Repurchase Agreements, at value	186,573	2,502,651	14,947	—	—	—
Cash	2,695	—	235	—	—	—
Dividends and interest receivable	236,574	18,595,373	28,698	11,188	5,838	10,960
Receivable for security lending income	15	53	73	5	7	43
Receivable for investments sold	3,199,315	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	737,197
Total Assets	39,281,101	8,642,744,998	25,057,963	7,493,815	3,987,488	8,102,181
LIABILITIES:
Cash overdraft	—	847,995	—	2,059	227	2,123
Payable for investments purchased	3,158,721	—	1,355	407	271	725,010
Payable for cash collateral received from securities loaned	36,425	—	3,292	1,031	432	1,164
Advisory fees payable	4,528	2,537,797	6,006	1,855	1,056	1,804
Trustee fees payable	186	41,214	148	36	20	50
Compliance services fees payable	332	64,664	230	53	29	114
Professional fees payable	42	9,637	38	9	5	13
Due to counterparty	—	—	47	—	2	36
Total Liabilities	3,200,234	3,501,307	11,116	5,450	2,042	730,314
NET ASSETS	$36,080,867	$8,639,243,691	$25,046,847	$7,488,365	$3,985,446	$7,371,867
NET ASSETS CONSIST OF:
Paid in Capital	$36,237,225	$6,517,782,584	$18,089,169	$5,186,695	$2,848,445	$6,014,330
Distributable earnings (loss)	(156,358)	2,121,461,107	6,957,678	2,301,670	1,137,001	1,357,537
NET ASSETS	$36,080,867	$8,639,243,691	$25,046,847	$7,488,365	$3,985,446	$7,371,867
Shares (unlimited number of shares authorized, no par value)	400,001	93,700,001	275,001	85,001	45,001	100,001
Net Asset Value	$90.20	$92.20	$91.08	$88.10	$88.56	$73.72
(a) Includes securities on loan valued at:	$272,569	$609,297	$211,505	$31,002	$34,335	$66,850
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 97

	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF	Short Term USD Emerging Markets Bond ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$822,704,900	$81,184,823	$7,132,519
Securities, at value(a)	1,038,840,957	98,899,668	7,183,311
Repurchase Agreements, at value	608,698	87,702	134,377
Dividends and interest receivable	1,728,653	135,549	85,704
Receivable for security lending income	51	591	—
Receivable for investments sold	—	—	1,169,122
Receivable from Advisor	—	—	6,059
Prepaid expenses	—	—	1,467
Total Assets	1,041,178,359	99,123,510	8,580,040
LIABILITIES:
Cash overdraft	1	1	—
Payable for investments purchased	—	—	1,196,128
Payable for cash collateral received from securities loaned	290,272	1,351,347	—
Advisory fees payable	353,836	37,109	—
Custodian fees payable	—	—	160
Administration fees payable	—	—	19,803
Trustee fees payable	5,117	520	40
Compliance services fees payable	7,780	771	65
Professional fees payable	1,198	119	13,951
Due to counterparty	27	—	—
Other liabilities	—	—	939
Total Liabilities	658,231	1,389,867	1,231,086
NET ASSETS	$1,040,520,128	$97,733,643	$7,348,954
NET ASSETS CONSIST OF:
Paid in Capital	$830,094,059	$70,543,276	$8,023,301
Distributable earnings (loss)	210,426,069	27,190,367	(674,347)
NET ASSETS	$1,040,520,128	$97,733,643	$7,348,954
Shares (unlimited number of shares authorized, no par value)	14,180,001	1,680,001	100,001
Net Asset Value	$73.38	$58.17	$73.49
(a) Includes securities on loan valued at:	$283,832	$4,393,336	$—

See accompanying notes to the financial statements.

98 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED :: 99

	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF	High Yield- Interest Rate Hedged
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$—	$4,898,515	$63,532	$1,101,413	$66,550	$—
Interest	2,197	—	1	—	15,981	4,296,349
Securities lending income (Note 2)	—	21,840	162	411	5,086	7,552
Foreign withholding tax on income	—	(311,373)	(6)	(19,217)	(955)	—
Total Investment Income	2,197	4,608,982	63,689	1,082,607	86,662	4,303,901
EXPENSES:
Advisory fees (Note 4)	134,256	683,345	8,361	93,184	243,186	402,772
Management Services fees (Note 4)	—	—	—	18,637	32,424	—
Professional fees	74	601	9	23,842	16,903	254
Administration fees (Note 5)	—	—	—	74,875	77,046	—
Custodian fees (Note 6)	—	—	—	6,469	126,800	—
Printing and Shareholder reports	—	—	—	1,873	2,951	—
Listing, Data and related fees (Note 7)	—	—	—	37,201	105,616	—
Trustees fees (Note 8)	334	2,328	32	283	476	1,151
Compliance services fees (Note 4)	283	1,827	32	213	387	998
Other fees	109	—	—	5,197	6,149	—
Total Gross Expenses before fees waived and/or reimbursed	135,056	688,101	8,434	261,774	611,938	405,175
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(149,662)	(303,295)	—
Total Net Expenses	135,056	688,101	8,434	112,112	308,643	405,175
Net Investment Income (Loss)	(132,859)	3,920,881	55,255	970,495	(221,981)	3,898,726
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(2,795,434)	180,763	(453,097)	447,123	(460,238)
Expiration or closing of futures contracts	—	—	—	—	(440,362)	605,498
Expiration or closing of non-exchange traded swap agreements	(28,222,798)	—	—	—	(995,312)	—
In-kind redemptions of investments	—	5,788,772	—	1,010,638	—	30,677
Foreign currency transactions	—	47,070	—	4,814	—	—
Net realized gain (loss)	(28,222,798)	3,040,408	180,763	562,355	(988,551)	175,937
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	19,405,803	1,020,284	7,268,641	2,525,000	4,775,566
Futures contracts	—	—	—	—	138,311	182,105
Non-exchange traded swap agreements	13,140,753	—	—	—	2,835,603	—
Foreign currency translations	—	5,549	—	3,823	—	—
Change in net unrealized appreciation/depreciation	13,140,753	19,411,352	1,020,284	7,272,464	5,498,914	4,957,671
Net realized and unrealized gain (loss)	(15,082,045)	22,451,760	1,201,047	7,834,819	4,510,363	5,133,608
Change in Net Assets Resulting from Operations	$(15,214,904)	$26,372,641	$1,256,302	$8,805,314	$4,288,382	$9,032,334

See accompanying notes to the financial statements.

100 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(a)	Large Cap Core Plus	Long Online/ Short Stores ETF	Managed Futures Strategy ETF(a)
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$—	$—	$—	$5,124,047	$4,167,729	$—
Income from non-cash dividends	—	—	—	1,598,380	—	—
Interest	260,467	11,577,403	—	2,294	2,223	3,113
Securities lending income (Note 2)	—	19,445	—	9,471	145,728	—
Total Investment Income	260,467	11,596,848	—	6,734,192	4,315,680	3,113
EXPENSES:
Advisory fees (Note 4)	66,821	1,202,175	485,995	1,942,795	1,392,961	33,181
Management Services fees (Note 4)	12,149	—	—	—	—	—
Professional fees	17,194	1,523	358	1,512	1,062	18
Administration fees (Note 5)	76,879	—	—	—	—	—
Custodian fees (Note 6)	424	—	—	—	—	—
Listing, Data and related fees (Note 7)	28,342	—	—	—	—	—
Trustees fees (Note 8)	146	5,760	1,217	6,288	3,644	70
Compliance services fees (Note 4)	148	4,585	878	5,105	2,220	52
Other fees	5,358	—	16,079	—	—	—
Total Gross Expenses before fees waived and/or reimbursed	207,461	1,214,043	504,527	1,955,700	1,399,887	33,321
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(170,954)	—	—	—	—	—
Total Net Expenses	36,507	1,214,043	504,527	1,955,700	1,399,887	33,321
Net Investment Income (Loss)	223,960	10,382,805	(504,527)	4,778,492	2,915,793	(30,208)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	177,881	3,032,945	—	8,165,795	40,909,639	41,476
Expiration or closing of futures contracts	—	36,850,030	59,654,815	—	—	35,439
Expiration or closing of non-exchange traded swap agreements	444,891	—	(870,049)	6,671,962	(83,879,388)	(39,558)
In-kind redemptions of investments	45,841	11,964,348	—	22,567,908	75,380,395	—
Net realized gain (loss)	668,613	51,847,323	58,784,766	37,405,665	32,410,646	37,357
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	241,010	(21,978,234)	—	109,251,224	(8,468,912)	—
Futures contracts	—	1,854,181	(19,857,293)	—	—	140,038
Non-exchange traded swap agreements	1,367,229	—	—	(6,474,328)	11,593,461	—
Change in net unrealized appreciation/depreciation	1,608,239	(20,124,053)	(19,857,293)	102,776,896	3,124,549	140,038
Net realized and unrealized gain (loss)	2,276,852	31,723,270	38,927,473	140,182,561	35,535,195	177,395
Change in Net Assets Resulting from Operations	$2,500,812	$42,106,075	$38,422,946	$144,961,053	$38,450,988	$147,187

(a)  Consolidated Statement of Operations.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 101

	Merger ETF	Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF	MSCI Transformational Changes ETF
	Year Ended May 31, 2021	Year Ended May 31, 2021		Year Ended May 31, 2021	Year Ended May 31, 2021		Year Ended May 31, 2021	October 14, 2020* through May 31, 2021
INVESTMENT INCOME:
Dividends	$246,450	$76,692	(a)	$3,326,373	$486,809		$228,689	$169,507
Income from non-cash dividends	—	—		—	406,240		—	—
Interest	737	3		—	—		—	—
Securities lending income (Note 2)	515	36,361		14,697	1,555		934	—
Foreign withholding tax on income	(3,079)	—		(291,190)	(56,074)		(24,520)	(9,839)
Total Investment Income	244,623	113,056		3,049,880	838,530		205,103	159,668
EXPENSES:
Advisory fees (Note 4)	130,531	5,424		634,527	133,281		46,348	78,791
Management Services fees (Note 4)	17,404	7,748		—	—		—	—
Professional fees	20,443	18,016		469	77		32	73
Administration fees (Note 5)	74,988	32,171		—	—		—	—
Custodian fees (Note 6)	3,588	390		—	—		—	—
Printing and Shareholder reports	900	1,433		—	—		—	—
Listing, Data and related fees (Note 7)	37,547	13,400		—	—		—	—
Trustees fees (Note 8)	240	116		1,906	331		128	246
Compliance services fees (Note 4)	225	93		1,502	268		97	201
Other fees	6,296	4,860		—	—		—	151
Total Gross Expenses before fees waived and/or reimbursed	292,162	83,651		638,404	133,957		46,605	79,462
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(161,507)	(66,467)		—	—		—	—
Total Net Expenses	130,655	17,184		638,404	133,957		46,605	79,462
Net Investment Income (Loss)	113,968	95,872		2,411,476	704,573		158,498	80,206
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	1,828,454	(120,830	)(b)	6,317,254	(119,919	)(c)	392,653	(10,681)
Expiration or closing of non-exchange traded swap agreements	(729,088)	—		—	—		—	—
In-kind redemptions of investments	62,744	—		1,992,161	220,226		87,430	—
Foreign currency transactions	19,836	—		1,717	(23,856)		2,531	(4,920)
Settlement of forward foreign currency contracts	(49,245)	—		—	—		—	—
Net realized gain (loss)	1,132,701	(120,830)		8,311,132	76,451		482,614	(15,601)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	1,287,878	—		21,641,190	6,870,067	(d)	1,757,933	2,337,077
Investments in Affiliated Underlying Funds	—	1,233,322		—	—		—	—
Non-exchange traded swap agreements	(921,609)	—		—	—		—	—
Forward foreign currency contracts	(91,158)	—		—	—		—	—
Foreign currency translations	(14)	—		55,593	(940)		4,126	4,527
Change in net unrealized appreciation/depreciation	275,097	1,233,322		21,696,783	6,869,127		1,762,059	2,341,604
Net realized and unrealized gain (loss)	1,407,798	1,112,492		30,007,915	6,945,578		2,244,673	2,326,003
Change in Net Assets Resulting from Operations	$1,521,766	$1,208,364		$32,419,391	$7,650,151		$2,403,171	$2,406,209

*  Commencement of investment operations.

(a)  Amount represents dividend income received from affiliated Underlying ETFs of $76,692.

(b)  Amount represents net realized gain/(loss) on the sale of investments in affiliated Underlying ETFs of $(120,830).

(c)  Net of India capital gains tax of $20,688 and Thailand capital gains tax of $3,972.

(d)  Net of change in deferred India capital gains tax of $138,807 and deferred Thailand capital gains tax of $18,025.

See accompanying notes to the financial statements.

102 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Nasdaq-100 Dorsey Wright Momentum ETF	Online Retail ETF	Pet Care ETF	RAFITM Long/Short	Russell 2000 Dividend Growers ETF	Russell U.S. Dividend Growers ETF
	May 18, 2021* through May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$5,144	$10,225,883	$1,379,025	$111,135	$18,389,656	$650,135
Interest	—	145	20	147	—	6
Securities lending income (Note 2)	—	286,025	3	1,093	59,568	376
Foreign withholding tax on income	—	—	(47,420)	(19)	—	—
Total Investment Income	5,144	10,512,053	1,331,628	112,356	18,449,224	650,517
EXPENSES:
Advisory fees (Note 4)	855	4,287,322	906,906	37,446	2,793,490	83,809
Management Services fees (Note 4)	—	—	—	4,993	—	—
Professional fees	1	3,335	753	17,383	2,585	90
Administration fees (Note 5)	—	—	—	74,875	—	—
Custodian fees (Note 6)	—	—	—	36,698	—	—
Printing and Shareholder reports	—	—	—	738	—	—
Listing, Data and related fees (Note 7)	—	—	—	16,829	—	—
Trustees fees (Note 8)	2	11,235	2,662	75	10,352	365
Compliance services fees (Note 4)	1	7,870	2,003	55	8,400	301
Other fees	—	—	—	4,769	—	—
Total Gross Expenses before fees waived and/or reimbursed	859	4,309,762	912,324	193,861	2,814,827	84,565
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(146,347)	—	—
Total Net Expenses	859	4,309,762	912,324	47,514	2,814,827	84,565
Net Investment Income (Loss)	4,285	6,202,291	419,304	64,842	15,634,397	565,952
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	7,511,493	4,594,535	365,408	(73,625,913)	(266,399)
Expiration or closing of non-exchange traded swap agreements	—	—	—	(2,290,731)	—	—
In-kind redemptions of investments	—	90,231,944	5,361,576	701,567	11,298,037	553,035
Foreign currency transactions	—	—	(5,783)	—	—	—
Net realized gain (loss)	—	97,743,437	9,950,328	(1,223,756)	(62,327,876)	286,636
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	203,504	42,034,554	60,165,198	949,858	272,134,910	6,815,049
Non-exchange traded swap agreements	—	—	—	513,675	—	—
Foreign currency translations	—	—	2,514	—	—	—
Change in net unrealized appreciation/depreciation	203,504	42,034,554	60,167,712	1,463,533	272,134,910	6,815,049
Net realized and unrealized gain (loss)	203,504	139,777,991	70,118,040	239,777	209,807,034	7,101,685
Change in Net Assets Resulting from Operations	$207,789	$145,980,282	$70,537,344	$304,619	$225,441,431	$7,667,637

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 103

	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$—	$180,169,237	$322,806	$88,059	$41,408	$87,133
Interest	850,146	805	4	1	—	1
Securities lending income (Note 2)	42	28,798	333	52	23	47
Foreign withholding tax on income	—	—	(51)	—	(5)	(16)
Total Investment Income	850,188	180,198,840	323,092	88,112	41,426	87,165
EXPENSES:
Advisory fees (Note 4)	55,112	24,101,593	58,741	15,795	6,708	13,402
Professional fees	149	26,171	90	25	10	22
Trustees fees (Note 8)	566	103,139	341	89	38	83
Compliance services fees (Note 4)	411	81,758	283	63	36	122
Total Expenses	56,238	24,312,661	59,455	15,972	6,792	13,629
Net Investment Income (Loss)	793,950	155,886,179	263,637	72,140	34,634	73,536
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	212,645	46,256,069	(88,786)	(11,259)	50,724	(32,865)
In-kind redemptions of investments	1,940,246	313,196,304	7,572,115	2,205,792	1,163,364	1,382,091
Net realized gain (loss)	2,152,891	359,452,373	7,483,329	2,194,533	1,214,088	1,349,226
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(2,302,903)	1,853,926,371	(251,562)	(391,246)	(94,632)	232,050
Change in net unrealized appreciation/depreciation	(2,302,903)	1,853,926,371	(251,562)	(391,246)	(94,632)	232,050
Net realized and unrealized gain (loss)	(150,012)	2,213,378,744	7,231,767	1,803,287	1,119,456	1,581,276
Change in Net Assets Resulting from Operations	$643,938	$2,369,264,923	$7,495,404	$1,875,427	$1,154,090	$1,654,812

See accompanying notes to the financial statements.

104 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF	Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$23,439,115	$1,431,028	$—
Interest	153	20	242,823
Securities lending income (Note 2)	6,023	3,618	—
Total Investment Income	23,445,291	1,434,666	242,823
EXPENSES:
Advisory fees (Note 4)	3,280,820	361,479	36,414
Management Services fees (Note 4)	—	—	7,283
Professional fees	3,177	355	19,761
Administration fees (Note 5)	—	—	78,907
Custodian fees (Note 6)	—	—	725
Printing and Shareholder reports	—	—	939
Listing, Data and related fees (Note 7)	—	—	7,202
Trustees fees (Note 8)	12,343	1,255	110
Compliance services fees (Note 4)	9,680	909	85
Other fees	—	—	4,831
Total Gross Expenses before fees waived and/or reimbursed	3,306,020	363,998	156,257
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	(119,781)
Total Net Expenses	3,306,020	363,998	36,476
Net Investment Income (Loss)	20,139,271	1,070,668	206,347
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	8,078,542	3,971,585	54,151
In-kind redemptions of investments	26,405,331	7,823,454	—
Net realized gain (loss)	34,483,873	11,795,039	54,151
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	242,504,177	16,634,099	172,741
Change in net unrealized appreciation/depreciation	242,504,177	16,634,099	172,741
Net realized and unrealized gain (loss)	276,988,050	28,429,138	226,892
Change in Net Assets Resulting from Operations	$297,127,321	$29,499,806	$433,239

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 105

STATEMENTS OF CHANGES IN NET ASSETS

106 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Decline of the Retail Store ETF		DJ Brookfield Global Infrastructure ETF		Equities for Rising Rates ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(132,859)	$11,461	$3,920,881	$2,730,164	$55,255	$57,675
Net realized gain (loss)	(28,222,798)	1,898,333	3,040,408	(699,707)	180,763	(1,269,221)
Change in net unrealized appreciation/depreciation	13,140,753	(14,380,317)	19,411,352	(13,221,184)	1,020,284	989,490
Change in net assets resulting from operations	(15,214,904)	(12,470,523)	26,372,641	(11,190,727)	1,256,302	(222,056)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(61,640)	(4,543,262)	(3,618,261)	(35,971)	(63,491)
Tax return of capital	—	(11,175)#	—	—	—	—
Total distributions	—	(72,815)	(4,543,262)	(3,618,261)	(35,971)	(63,491)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,215,628	54,378,496	38,824,504	67,850,148	4,620,083	—
Cost of shares redeemed	(16,683,476)	(11,661,383)	(26,440,295)	(8,963,171)	—	(2,339,940)
Change in net assets resulting from capital transactions	(13,467,848)	42,717,113	12,384,209	58,886,977	4,620,083	(2,339,940)
Change in net assets	(28,682,752)	30,173,775	34,213,588	44,077,989	5,840,414	(2,625,487)
NET ASSETS:
Beginning of period	$36,106,693	$5,932,918	$143,445,656	$99,367,667	$1,162,058	$3,787,545
End of period	$7,423,941	$36,106,693	$177,659,244	$143,445,656	$7,002,472	$1,162,058
SHARE TRANSACTIONS:
Beginning of period	1,050,001	150,001	3,530,001	2,260,001	40,001	100,001
Issued	100,000	1,200,000	—	—	—	—
Issued in-kind	—	—	940,000	1,550,000	100,000	—
Redeemed	(700,000)	(300,000)	—	—	—	—
Redemption in-kind	—	—	(660,000)	(280,000)	—	(60,000)
Shares outstanding, end of period	450,001	1,050,001	3,810,001	3,530,001	140,001	40,001

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 107

	Global Listed Private Equity ETF		Hedge Replication ETF		High Yield-Interest Rate Hedged
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$970,495	$947,177	$(221,981)	$166,226	$3,898,726	$6,230,598
Net realized gain (loss)	562,355	(1,317,245)	(988,551)	1,515,000	175,937	(10,345,098)
Change in net unrealized appreciation/depreciation	7,272,464	(2,511,392)	5,498,914	(1,193,273)	4,957,671	300,089
Change in net assets resulting from operations	8,805,314	(2,881,460)	4,288,382	487,953	9,032,334	(3,814,411)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(1,367,531)	(1,656,429)	—	(285,434)	(4,078,079)	(6,577,418)
Tax return of capital	—	—	—	(11,239)#	—	—
Total distributions	(1,367,531)	(1,656,429)	—	(296,673)	(4,078,079)	(6,577,418)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	1,985,704	14,798,403	8,637,491	35,957,041	8,181,525
Cost of shares redeemed	(2,729,277)	—	(1,869,086)	(13,817,626)	(9,252,267)	(46,990,521)
Change in net assets resulting from capital transactions	(2,729,277)	1,985,704	12,929,317	(5,180,135)	26,704,774	(38,808,996)
Change in net assets	4,708,506	(2,552,185)	17,217,699	(4,988,855)	31,659,029	(49,200,825)
NET ASSETS:
Beginning of period	$16,265,686	$18,817,871	$26,853,629	$31,842,484	$76,360,141	$125,560,966
End of period	$20,974,192	$16,265,686	$44,071,328	$26,853,629	$108,019,170	$76,360,141
SHARE TRANSACTIONS:
Beginning of period	630,001	560,001	595,000	715,000	1,300,001	1,950,001
Issued	—	20,000	290,000	190,000	—	—
Issued in-kind	—	50,000	—	—	575,000	125,000
Redeemed	—	—	(40,000)	(310,000)	(50,000)	—
Redemption in-kind	(80,000)	—	—	—	(100,000)	(775,000)
Shares outstanding, end of period	550,001	630,001	845,000	595,000	1,725,001	1,300,001

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

108 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Inflation Expectations ETF		Investment Grade-Interest Rate Hedged		K-1 Free Crude Oil Strategy ETF(b)
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$223,960	$462,420	$10,382,805	$9,183,574	$(504,527)	$27,370
Net realized gain (loss)	668,613	(1,126,826)	51,847,323	(30,185,478)	58,784,766	(31,517,887)
Change in net unrealized appreciation/depreciation	1,608,239	178,328	(20,124,053)	17,475,214	(19,857,293)	21,987,291
Change in net assets resulting from operations	2,500,812	(486,078)	42,106,075	(3,526,690)	38,422,946	(9,503,226)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(56,814)	(513,895)	(9,567,802)	(9,529,116)	—	(102,781)
Total distributions	(56,814)	(513,895)	(9,567,802)	(9,529,116)	—	(102,781)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	37,831,159	45,893,364	572,021,423	53,081,577	103,977,191	82,889,362
Cost of shares redeemed	(3,747,088)	(44,767,177)	(115,171,760)	(100,348,005)	(114,607,200)	(8,390,294)
Change in net assets resulting from capital transactions	34,084,071	1,126,187	456,849,663	(47,266,428)	(10,630,009)	74,499,068
Change in net assets	36,528,069	126,214	489,387,936	(60,322,234)	27,792,937	64,893,061
NET ASSETS:
Beginning of period	$7,718,859	$7,592,645	$234,994,837	$295,317,071	$76,091,435	$11,198,374
End of period	$44,246,928	$7,718,859	$724,382,773	$234,994,837	$103,884,372	$76,091,435
SHARE TRANSACTIONS:
Beginning of period	320,001	280,001	3,375,001	4,025,001	2,259,034	115,000
Issued	430,000	350,000	1,225,000	25,000	2,500,000	2,240,000
Issued in-kind	850,000	1,370,000	6,450,000	750,000	—	—
Redeemed	(60,000)	(100,000)	(50,000)	(100,000)	(3,000,000)	(95,966)
Redemption in-kind	(70,000)	(1,580,000)	(1,500,000)	(1,325,000)	—	—
Shares outstanding, end of period	1,470,001	320,001	9,500,001	3,375,001	1,759,034	2,259,034

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  Consolidated Statement of Changes in Net Assets.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 109

	Large Cap Core Plus		Long Online/Short Stores ETF		Managed Futures Strategy ETF(b)
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$4,778,492	$10,540,451	$2,915,793	$(164,634)	$(30,208)	$15,995
Net realized gain (loss)	37,405,665	8,845,657	32,410,646	8,583,940	37,357	(39,897)
Change in net unrealized appreciation/depreciation	102,776,896	18,189,384	3,124,549	11,268,618	140,038	(27,776)
Change in net assets resulting from operations	144,961,053	37,575,492	38,450,988	19,687,924	147,187	(51,678)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(5,069,437)	(12,178,251)	(3,324,258)	—	—	(33,843)
Tax return of capital	—	—	—	—	—	(3,667)#
Total distributions	(5,069,437)	(12,178,251)	(3,324,258)	—	—	(37,510)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	29,139,341	1,565,091	49,825,022	157,444,095	4,374,977	6,422,652
Cost of shares redeemed	(99,467,099)	(370,917,866)	(167,617,336)	(42,786,869)	(3,934,941)	(5,964,792)
Change in net assets resulting from capital transactions	(70,327,758)	(369,352,775)	(117,792,314)	114,657,226	440,036	457,860
Change in net assets	69,563,858	(343,955,534)	(82,665,584)	134,345,150	587,223	368,672
NET ASSETS:
Beginning of period	$412,339,732	$756,295,266	$183,132,430	$48,787,280	$4,139,191	$3,770,519
End of period	$481,903,590	$412,339,732	$100,466,846	$183,132,430	$4,726,414	$4,139,191
SHARE TRANSACTIONS:
Beginning of period	5,880,000	11,370,000	2,665,001	955,001	105,001	95,001
Issued	—	—	—	190,000	110,000	160,000
Issued in-kind	310,000	20,000	580,000	2,290,000	—	—
Redeemed	—	—	—	—	(100,000)	(150,000)
Redemption in-kind	(1,220,000)	(5,510,000)	(1,970,000)	(770,000)	—	—
Shares outstanding, end of period	4,970,000	5,880,000	1,275,001	2,665,001	115,001	105,001

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  Consolidated Statement of Changes in Net Assets.
See accompanying notes to the financial statements.

110 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Merger ETF		Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$113,968	$875	$95,872	$163,890	$2,411,476	$2,198,808
Net realized gain (loss)	1,132,701	320,517	(120,830)	(370,845)	8,311,132	(4,246,354)
Change in net unrealized appreciation/depreciation	275,097	(175,165)	1,233,322	(154,237)	21,696,783	2,977,848
Change in net assets resulting from operations	1,521,766	146,227	1,208,364	(361,192)	32,419,391	930,302
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(86,898)	(39,399)	(87,594)	(161,733)	(1,964,651)	(2,526,921)
Tax return of capital	—	—	(692)	(549)#	—	—
Total distributions	(86,898)	(39,399)	(88,286)	(162,282)	(1,964,651)	(2,526,921)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	34,893,532	2,775,259	1,520,842	762,561	1,184,806	21,752,701
Cost of shares redeemed	(992,691)	(941,176)	—	—	(9,845,361)	(12,859,805)
Change in net assets resulting from capital transactions	33,900,841	1,834,083	1,520,842	762,561	(8,660,555)	8,892,896
Change in net assets	35,335,709	1,940,911	2,640,920	239,087	21,794,185	7,296,277
NET ASSETS:
Beginning of period	$7,527,156	$5,586,245	$6,890,727	$6,651,640	$116,855,110	$109,558,833
End of period	$42,862,865	$7,527,156	$9,531,647	$6,890,727	$138,649,295	$116,855,110
SHARE TRANSACTIONS:
Beginning of period	200,001	150,001	200,001	180,001	3,230,001	3,050,001
Issued	—	—	—	—	—	—
Issued in-kind	875,000	75,000	40,000	20,000	30,000	560,000
Redeemed	—	(25,000)	—	—	—	—
Redemption in-kind	(25,000)	—	—	—	(250,000)	(380,000)
Shares outstanding, end of period	1,050,001	200,001	240,001	200,001	3,010,001	3,230,001

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 111

	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF		MSCI Transformational Changes ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	October 14, 2020* through May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$704,573	$541,630	$158,498	$135,499	$80,206
Net realized gain (loss)	76,451	(1,897,099)	482,614	(372,757)	(15,601)
Change in net unrealized appreciation/depreciation	6,869,127	(4,486,448)	1,762,059	681,598	2,341,604
Change in net assets resulting from operations	7,650,151	(5,841,917)	2,403,171	444,340	2,406,209
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(753,195)	(553,661)	(103,844)	(206,916)	(8,680)
Total distributions	(753,195)	(553,661)	(103,844)	(206,916)	(8,680)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	10,702,155	—	405,886	44,649,526
Cost of shares redeemed	(6,424,135)	(2,744,555)	(425,921)	(2,056,885)	—
Change in net assets resulting from capital transactions	(6,424,135)	7,957,600	(425,921)	(1,650,999)	44,649,526
Change in net assets	472,821	1,562,022	1,873,406	(1,413,575)	47,047,055
NET ASSETS:
Beginning of period	$22,164,507	$20,602,485	$7,685,650	$9,099,225	$—
End of period	$22,637,328	$22,164,507	$9,559,056	$7,685,650	$47,047,055
SHARE TRANSACTIONS:
Beginning of period	485,001	365,001	195,001	235,001	—
Issued	—	—	—	—	275,001
Issued in-kind	—	180,000	—	10,000	800,000
Redeemed	—	—	—	—	—
Redemption in-kind	(120,000)	(60,000)	(10,000)	(50,000)	—
Shares outstanding, end of period	365,001	485,001	185,001	195,001	1,075,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

112 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Nasdaq-100 Dorsey Wright Momentum ETF	Online Retail ETF		Pet Care ETF
	May 18, 2021* through May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$4,285	$6,202,291	$(78,740)	$419,304	$153,400
Net realized gain (loss)	—	97,743,437	(1,114,671)	9,950,328	(399,036)
Change in net unrealized appreciation/depreciation	203,504	42,034,554	25,222,456	60,167,712	9,440,707
Change in net assets resulting from operations	207,789	145,980,282	24,029,045	70,537,344	9,195,071
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(8,478,651)	—	(288,132)	(131,366)
Total distributions	—	(8,478,651)	—	(288,132)	(131,366)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,000,040	1,014,209,600	92,967,754	184,055,796	33,761,072
Cost of shares redeemed	—	(230,965,847)	(6,624,635)	(11,314,544)	(9,507,627)
Change in net assets resulting from capital transactions	4,000,040	783,243,753	86,343,119	172,741,252	24,253,445
Change in net assets	4,207,829	920,745,384	110,372,164	242,990,464	33,317,150
NET ASSETS:
Beginning of period	$—	$131,516,239	$21,144,075	$60,274,815	$26,957,665
End of period	$4,207,829	$1,052,261,623	$131,516,239	$303,265,279	$60,274,815
SHARE TRANSACTIONS:
Beginning of period	—	2,780,001	600,001	1,275,001	675,001
Issued	100,001	780,000	—	—	125,000
Issued in-kind	—	13,580,000	2,360,000	2,800,000	700,000
Redeemed	—	—	—	—	(125,000)
Redemption in-kind	—	(3,240,000)	(180,000)	(175,000)	(100,000)
Shares outstanding, end of period	100,001	13,900,001	2,780,001	3,900,001	1,275,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 113

	RAFITM Long/Short		Russell 2000 Dividend Growers ETF		Russell U.S. Dividend Growers ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	November 5, 2019* through May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$64,842	$113,213	$15,634,397	$16,110,709	$565,952	$233,708
Net realized gain (loss)	(1,223,756)	(383,866)	(62,327,876)	(19,800,679)	286,636	(464,728)
Change in net unrealized appreciation/depreciation	1,463,533	(138,521)	272,134,910	(91,423,107)	6,815,049	(2,415,425)
Change in net assets resulting from operations	304,619	(409,174)	225,441,431	(95,113,077)	7,667,637	(2,646,445)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(74,716)	(122,668)	(14,203,459)	(16,500,899)	(569,787)	(136,760)
Total distributions	(74,716)	(122,668)	(14,203,459)	(16,500,899)	(569,787)	(136,760)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,541,554	321,472	196,704,619	174,464,569	6,578,275	25,256,446
Cost of shares redeemed	(2,210,006)	(3,474,318)	(72,608,041)	(104,004,718)	(6,804,140)	(1,083,030)
Change in net assets resulting from capital transactions	(668,452)	(3,152,846)	124,096,578	70,459,851	(225,865)	24,173,416
Change in net assets	(438,549)	(3,684,688)	335,334,550	(41,154,125)	6,871,985	21,390,211
NET ASSETS:
Beginning of period	$5,373,454	$9,058,142	$588,955,190	$630,109,315	$21,390,211	$—
End of period	$4,934,905	$5,373,454	$924,289,740	$588,955,190	$28,262,196	$21,390,211
SHARE TRANSACTIONS:
Beginning of period	170,000	260,000	11,860,001	11,030,001	590,001	—
Issued	50,000	10,000	20,000	—	—	100,001
Issued in-kind	—	—	3,300,000	2,970,000	170,000	520,000
Redeemed	(30,000)	(20,000)	—	—	—	—
Redemption in-kind	(40,000)	(80,000)	(1,390,000)	(2,140,000)	(180,000)	(30,000)
Shares outstanding, end of period	150,000	170,000	13,790,001	11,860,001	580,001	590,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

114 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P 500® Bond ETF		S&P 500® Dividend Aristocrats ETF		S&P 500® Ex-Energy ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$793,950	$922,565	$155,886,179	$128,790,714	$263,637	$177,804
Net realized gain (loss)	2,152,891	769,564	359,452,373	83,423,638	7,483,329	38,562
Change in net unrealized appreciation/depreciation	(2,302,903)	883,064	1,853,926,371	(90,069,328)	(251,562)	1,167,476
Change in net assets resulting from operations	643,938	2,575,193	2,369,264,923	122,145,024	7,495,404	1,383,842
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(823,749)	(941,467)	(151,829,765)	(122,462,710)	(253,539)	(152,660)
Total distributions	(823,749)	(941,467)	(151,829,765)	(122,462,710)	(253,539)	(152,660)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	36,871,072	11,018,151	2,014,967,011	1,865,112,429	42,076,428	9,512,483
Cost of shares redeemed	(30,013,661)	(10,417,591)	(1,348,307,450)	(630,563,300)	(41,085,768)	(646,406)
Change in net assets resulting from capital transactions	6,857,411	600,560	666,659,561	1,234,549,129	990,660	8,866,077
Change in net assets	6,677,600	2,234,286	2,884,094,719	1,234,231,443	8,232,525	10,097,259
NET ASSETS:
Beginning of period	$29,403,267	$27,168,981	$5,755,148,972	$4,520,917,529	$16,814,322	$6,717,063
End of period	$36,080,867	$29,403,267	$8,639,243,691	$5,755,148,972	$25,046,847	$16,814,322
SHARE TRANSACTIONS:
Beginning of period	325,001	325,001	85,900,001	69,400,001	255,001	115,001
Issued	—	75,000	14,100,000	—	—	—
Issued in-kind	400,000	50,000	12,450,000	26,500,000	490,000	150,000
Redeemed	—	(50,000)	—	—	—	—
Redemption in-kind	(325,000)	(75,000)	(18,750,000)	(10,000,000)	(470,000)	(10,000)
Shares outstanding, end of period	400,001	325,001	93,700,001	85,900,001	275,001	255,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 115

	S&P 500® Ex-Financials ETF		S&P 500® Ex-Health Care ETF		S&P 500® Ex-Technology ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$72,140	$38,048	$34,634	$31,356	$73,536	$64,795
Net realized gain (loss)	2,194,533	(10,841)	1,214,088	(6,918)	1,349,226	67,467
Change in net unrealized appreciation/depreciation	(391,246)	418,739	(94,632)	86,306	232,050	(92,590)
Change in net assets resulting from operations	1,875,427	445,946	1,154,090	110,744	1,654,812	39,672
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(64,208)	(36,688)	(27,558)	(29,756)	(65,132)	(66,569)
Total distributions	(64,208)	(36,688)	(27,558)	(29,756)	(65,132)	(66,569)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	12,653,759	1,824,140	27,126,068	680,307	23,960,378	1,146,352
Cost of shares redeemed	(11,199,668)	—	(26,467,721)	—	(20,876,976)	(1,546,218)
Change in net assets resulting from capital transactions	1,454,091	1,824,140	658,347	680,307	3,083,402	(399,866)
Change in net assets	3,265,310	2,233,398	1,784,879	761,295	4,673,082	(426,763)
NET ASSETS:
Beginning of period	$4,223,055	$1,989,657	$2,200,567	$1,439,272	$2,698,785	$3,125,548
End of period	$7,488,365	$4,223,055	$3,985,446	$2,200,567	$7,371,867	$2,698,785
SHARE TRANSACTIONS:
Beginning of period	65,001	35,001	35,001	25,001	50,001	60,001
Issued	—	—	—	—	—	—
Issued in-kind	150,000	30,000	320,000	10,000	350,000	20,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(130,000)	—	(310,000)	—	(300,000)	(30,000)
Shares outstanding, end of period	85,001	65,001	45,001	35,001	100,001	50,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

116 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P MidCap 400® Dividend Aristocrats ETF		S&P Technology Dividend Aristocrats ETF		Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	November 5, 2019* through May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$20,139,271	$16,992,284	$1,070,668	$210,159	$206,347	$245,336
Net realized gain (loss)	34,483,873	(10,732,271)	11,795,039	4,386	54,151	(480,513)
Change in net unrealized appreciation/depreciation	242,504,177	(38,969,125)	16,634,099	1,168,448	172,741	67,221
Change in net assets resulting from operations	297,127,321	(32,709,112)	29,499,806	1,382,993	433,239	(167,956)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(19,199,867)	(17,137,498)	(955,974)	(103,848)	(199,195)	(258,007)
Total distributions	(19,199,867)	(17,137,498)	(955,974)	(103,848)	(199,195)	(258,007)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	227,841,829	217,709,950	75,613,972	39,291,634	—	—
Cost of shares redeemed	(145,655,187)	(103,284,826)	(46,994,940)	—	—	—
Change in net assets resulting from capital transactions	82,186,642	114,425,124	28,619,032	39,291,634	—	—
Change in net assets	360,114,096	64,578,514	57,162,864	40,570,779	234,044	(425,963)
NET ASSETS:
Beginning of period	$680,406,032	$615,827,518	$40,570,779	$—	$7,114,910	$7,540,873
End of period	$1,040,520,128	$680,406,032	$97,733,643	$40,570,779	$7,348,954	$7,114,910
SHARE TRANSACTIONS:
Beginning of period	12,950,001	11,100,001	1,010,001	—	100,001	100,001
Issued	1,820,000	120,000	850,000	100,001	—	—
Issued in-kind	2,000,000	3,900,000	860,000	910,000	—	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(2,590,000)	(2,170,000)	(1,040,000)	—	—	—
Shares outstanding, end of period	14,180,001	12,950,001	1,680,001	1,010,001	100,001	100,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 117

FINANCIAL HIGHLIGHTS

118 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Decline of the Retail Store ETF
Year ended May 31, 2021	$34.39	$(0.16)	$(17.73)	$—	$(17.89)	$—	$—	$—		$—	$16.50	(52.02)%	(51.88)%	0.65%	0.65%	(0.64)%	(0.64)%	$7,424	—%
Year ended May 31, 2020	39.55	0.03	(4.96)	—	(4.93)	(0.21)	—	(0.02	)#	(0.23)	34.39	(12.50)	(12.75)	0.66	0.66	0.07	0.07	36,107	—
Year ended May 31, 2019	33.98	0.25	5.57 (i)	—	5.82	(0.25)	—	—		(0.25)	39.55	17.29	17.27	0.65	0.65	0.77	0.77	5,933	—
November 14, 2017* through May 31, 2018	40.00	0.12	(6.09)	—	(5.97)	(0.05)	—	—		(0.05)	33.98	(14.95)	(14.94)	0.65	0.65	0.62	0.62	22,933	—
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2021	40.64	1.07	6.19	—	7.26	(1.27)	—	—		(1.27)	46.63	18.50	18.44	0.45	0.45	2.58	2.58	177,659	10
Year ended May 31, 2020	43.97	0.97	(2.91)	—	(1.94)	(1.39)	—	—		(1.39)	40.64	(4.55)	(4.74)	0.46	0.46	2.24	2.24	143,446	8
Year ended May 31, 2019	41.45	1.19	2.75	—	3.94	(1.42)	—	—		(1.42)	43.97	9.80	9.82	0.45	0.45	2.81	2.81	99,368	14
Year ended May 31, 2018	43.14	1.09	(1.35)	—	(0.26)	(1.43)	—	—		(1.43)	41.45	(0.62)	(0.47)	0.45	0.45	2.58	2.58	39,380	11
Year ended May 31, 2017	39.16	1.25	3.81	—	5.06	(1.08)	—	—		(1.08)	43.14	13.19	13.97	0.79	0.45	2.75	3.09	42,060	23

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 119

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)						SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Equities for Rising Rates ETF
Year ended May 31, 2021	$29.05	$0.94		$20.75	$—	$21.69	$(0.72)	$—	$—	$(0.72)	$50.02	75.88%	78.30%	0.35%	0.35%	2.31%		2.31%		$7,002	105%
Year ended May 31, 2020	37.88	0.88		(8.81)	—	(7.93)	(0.90)	—	—	(0.90)	29.05	(21.31)	(22.29)	0.35	0.35	2.31		2.31		1,162	147
Year ended May 31, 2019	49.54	0.81		(11.49)	—	(10.68)	(0.98)	—	—	(0.98)	37.88	(21.81)	(22.25)	0.35	0.35	1.75		1.75		3,788	89
July 24, 2017* through May 31, 2018	40.00	0.56		9.46	—	10.02	(0.48)	—	—	(0.48)	49.54	25.15	25.61	0.35	0.35	1.48		1.48		14,861	49
Global Listed Private Equity ETF
Year ended May 31, 2021	25.82	1.60		12.97	—	14.57	(2.26)	—	—	(2.26)	38.13	59.40	58.58	1.40	0.60	4.39		5.19		20,974	21
Year ended May 31, 2020	33.60	1.62		(6.54)	—	(4.92)	(2.86)	—	—	(2.86)	25.82	(16.27)	(15.67)	1.38	0.60	4.32		5.11		16,266	20
Year ended May 31, 2019	36.04	1.67		(2.67)	—	(1.00)	(1.44)	—	—	(1.44)	33.60	(2.70)	(2.88)	1.22	0.60	4.25		4.87		18,818	25
Year ended May 31, 2018	43.21	2.76		(1.38)	—	1.38	(8.55)	—	—	(8.55)	36.04	3.54	3.27	1.97	0.60	5.59		6.95		18,922	23
Year ended May 31, 2017	38.00	3.04	(j)	3.87	—	6.91	(1.21)	—	(0.49)	(1.70)	43.21	18.83	18.49	1.87	0.60	6.50	(j)	7.77	(j)	11,882	34

*  Commencement of investment operations.

See accompanying notes to the financial statements.

120 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Hedge Replication ETF
Year ended May 31, 2021	$45.13	$(0.34)	$7.37	$—		$7.03	$—	$—	$—		$—	$52.16	15.57%	16.26%	1.88%	0.95%	(1.62)%	(0.68)%	$44,071	72%
Year ended May 31, 2020	44.53	0.24	0.77	—		1.01	(0.39)	—	(0.02	)#	(0.41)	45.13	2.27	1.84	1.62	0.95	(0.16)	0.52	26,854	89
Year ended May 31, 2019	45.44	0.51	(1.06)	—		(0.55)	(0.36)	—	—		(0.36)	44.53	(1.21)	(1.39)	1.53	0.95	0.55	1.13	31,842	106
Year ended May 31, 2018	44.03	0.12	1.29	—		1.41	— (h)	—	—		— (h)	45.44	3.22	3.48	1.78	0.95	(0.57)	0.26	40,896	170
Year ended May 31, 2017	42.01	(0.19)	2.21	—		2.02	—	—	—		—	44.03	4.81	4.63	1.84	0.95	(1.33)	(0.45)	39,626	121
High Yield-Interest Rate Hedged
Year ended May 31, 2021	58.74	2.96	4.05	—	(h)	7.01	(3.13)	—	—		(3.13)	62.62	12.22	12.22	0.50	0.50	4.83	4.83	108,019	55
Year ended May 31, 2020	64.39	3.53	(5.52)	—		(1.99)	(3.66)	—	—		(3.66)	58.74	(3.32)	(3.03)	0.51	0.51	5.62	5.62	76,360	52
Year ended May 31, 2019	66.82	4.04	(2.41)	0.02		1.65	(4.08)	—	—		(4.08)	64.39	2.50	2.29	0.50	0.50	6.10	6.10	125,561	49
Year ended May 31, 2018	68.59	3.90	(1.84)	0.03		2.09	(3.86)	—	—		(3.86)	66.82	3.10	2.73	0.50	0.50	5.75	5.75	172,054	42
Year ended May 31, 2017	64.45	3.75	3.90	0.08		7.73	(3.59)	—	—		(3.59)	68.59	12.29	12.61	0.61	0.50	5.49	5.59	140,613	50

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 121

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Inflation Expectations ETF
Year ended May 31, 2021	$24.12	$0.51	$5.66	$0.01		$6.18	$(0.20)	$—	$—	$(0.20)	$30.10	25.70%	25.40%	1.70%	0.30%	0.44%	1.84%	$44,247	60%
Year ended May 31, 2020	27.12	0.40	(2.86)	0.01		(2.45)	(0.55)	—	—	(0.55)	24.12	(9.16)	(8.73)	1.13	0.30	0.72	1.56	7,719	21
Year ended May 31, 2019	28.66	0.59	(1.53)	0.01		(0.93)	(0.61)	—	—	(0.61)	27.12	(3.35)	(2.69)	1.75	0.30	0.63	2.08	7,593	120
Year ended May 31, 2018	27.81	0.54	1.11 (i)	0.01		1.66	(0.81)	—	—	(0.81)	28.66	6.14	3.62	1.21	0.30	1.07	1.98	10,029	46
Year ended May 31, 2017	27.46	0.64	0.09 (i)	0.01		0.74	(0.39)	—	—	(0.39)	27.81	2.71	2.91	1.21	0.32	1.36	2.25	57,012	190
Investment Grade-Interest Rate Hedged
Year ended May 31, 2021	69.63	1.93	6.58	0.03		8.54	(1.92)	—	—	(1.92)	76.25	12.40	12.19	0.30	0.30	2.59	2.59	724,383	22
Year ended May 31, 2020	73.37	2.49	(3.66)	—	(h)	(1.17)	(2.57)	—	—	(2.57)	69.63	(1.73)	(1.26)	0.30	0.30	3.40	3.40	234,995	21
Year ended May 31, 2019	74.89	2.87	(1.43)	0.01		1.45	(2.97)	—	—	(2.97)	73.37	1.99	1.51	0.30	0.30	3.87	3.87	295,317	22
Year ended May 31, 2018	75.75	2.74	(0.97)	—	(h)	1.77	(2.63)	—	—	(2.63)	74.89	2.31	2.27	0.30	0.30	3.58	3.58	597,210	24
Year ended May 31, 2017	73.45	2.62	2.14	0.05		4.81	(2.51)	—	—	(2.51)	75.75	6.65	6.90	0.38	0.30	3.42	3.50	295,426	30

See accompanying notes to the financial statements.

122 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)						SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions		Expenses net of waivers, if any		Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
K-1 Free Crude Oil Strategy ETF†
Year ended May 31, 2021	$33.68	$(0.29)	$25.67	$—	$25.38	$—	$—	$—	$—	$59.06	75.34%	77.78%	0.67	%(n)	0.67	%(n)	(0.67)%	(0.67)%	$103,884	—%
Year ended May 31, 2020(k)	97.38	0.08	(62.88)	—	(62.80)	(0.90)	—	—	(0.90)	33.68	(65.09)	(65.24)	0.66		0.65		0.15	0.16	76,091	206	(l)
Year ended May 31, 2019(k)	121.60	1.36	(24.89)	—	(23.53)	(0.69)	—	—	(0.69)	97.38	(19.30)	(19.85)	0.65		0.65		1.24	1.24	11,198	—
Year ended May 31, 2018(k)	94.67	0.50	33.11	—	33.61	(6.68)	—	—	(6.68)	121.60	36.41	37.11	0.65		0.65		0.46	0.46	12,160	—
September 26, 2016* through May 31, 2017(k)	100.00	(0.22)	(5.11)	—	(5.33)	—	—	—	—	94.67	(5.33)	(5.70)	0.65		0.65		(0.31)	(0.31)	2,840	—
Large Cap Core Plus
Year ended May 31, 2021	70.13	0.91	26.87	—	27.78	(0.95)	—	—	(0.95)	96.96	39.97	39.77	0.45		0.45		1.10	1.10	481,904	58
Year ended May 31, 2020	66.52	1.06	3.72	—	4.78	(1.17)	—	—	(1.17)	70.13	7.26	7.49	0.46		0.46		1.49	1.49	412,340	57
Year ended May 31, 2019	67.55	1.03	(1.09)	—	(0.06)	(0.97)	—	—	(0.97)	66.52	(0.08)	(0.25)	0.45		0.45		1.51	1.51	756,295	52
Year ended May 31, 2018	59.60	0.96	7.84	—	8.80	(0.85)	—	—	(0.85)	67.55	14.85	15.00	0.45		0.45		1.48	1.48	785,230	53
Year ended May 31, 2017	51.23	0.88	8.28	—	9.16	(0.79)	—	—	(0.79)	59.60	18.04	18.02	0.71		0.45		1.33	1.58	646,662	51

*  Commencement of investment operations.

†  Consolidated Financial Highlights.
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 123

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)						SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Long Online/Short Stores ETF
Year ended May 31, 2021	$68.72	$1.17 (m)	$10.14		$—	$11.31	$(1.23)	$—	$—		$(1.23)	$78.80	16.23%	16.41%	0.65%	0.65%	1.36	%(m)	1.36	%(m)	$100,467	77%
Year ended May 31, 2020	51.09	(0.17)	17.80		—	17.63	—	—	—		—	68.72	34.52	34.29	0.65	0.65	(0.31)		(0.31)		183,132	89
Year ended May 31, 2019	48.31	(0.15)	2.93		—	2.78	—	—	—		—	51.09	5.74	5.56	0.65	0.65	(0.31)		(0.31)		48,787	53
November 14, 2017* through May 31, 2018	40.00	(0.08)	8.39		—	8.31	—	—	—		—	48.31	20.78	21.03	0.65	0.65	(0.32)		(0.32)		53,144	30
Managed Futures Strategy ETF†
Year ended May 31, 2021	39.42	(0.27)	1.95		—	1.68	—	—	—		—	41.10	4.26	3.79	0.75	0.75	(0.68)		(0.68)		4,726	1,195
Year ended May 31, 2020	39.69	0.20	0.02	(i)	—	0.22	(0.40)	(0.03)	(0.06	)#	(0.49)	39.42	0.56	1.06	0.76	0.76	0.51		0.51		4,139	2,564
Year ended May 31, 2019	39.58	0.54	0.20	(i)	—	0.74	(0.58)	(0.05)	—		(0.63)	39.69	1.85	0.89	0.75	0.75	1.35		1.35		3,771	2,398
Year ended May 31, 2018	41.09	0.12	(1.59)		—	(1.47)	(0.04)	—	—		(0.04)	39.58	(3.58)	(2.59)	0.75	0.75	0.31		0.31		2,969	1,732
Year ended May 31, 2017	39.77	(0.16)	1.48		—	1.32	—	—	—		—	41.09	3.32	2.96	0.75	0.75	(0.41)		(0.41)		5,137	—

*  Commencement of investment operations.

†  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

124 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Merger ETF
Year ended May 31, 2021	$37.64	$0.26	$3.01	$—	$3.27	$(0.09)	$—	$—		$(0.09)	$40.82	8.72%	8.91%	1.68%	0.75%	(0.27)%	0.65%	$42,863	315%
Year ended May 31, 2020	37.24	0.01	0.69	—	0.70	(0.30)	—	—		(0.30)	37.64	1.86	1.52	3.49	0.75	(2.73)	0.02	7,527	249
Year ended May 31, 2019	35.58	0.32	1.85	—	2.17	(0.51)	—	—		(0.51)	37.24	6.16	7.58	3.49	0.75	(1.87)	0.87	5,586	314
Year ended May 31, 2018	35.67	0.22	(0.18)	—	0.04	(0.13)	—	—		(0.13)	35.58	0.11	(1.26)	4.05	0.75	(2.68)	0.62	4,448	296
Year ended May 31, 2017	36.72	0.11	(0.89)	—	(0.78)	(0.27)	—	—		(0.27)	35.67	(2.13)	(1.54)	3.81	0.75	(2.77)	0.29	2,675	370
Morningstar Alternatives Solution ETF
Year ended May 31, 2021	34.45	0.45	5.23	—	5.68	(0.41)	—	—	(h)	(0.41)	39.72	16.56	16.58	1.08	0.22	0.38	1.24	9,532	62
Year ended May 31, 2020	36.95	0.87	(2.48)	—	(1.61)	(0.89)	—	—	(h)#	(0.89)	34.45	(4.49)	(4.23)	1.21	0.21	1.39	2.40	6,891	52
Year ended May 31, 2019	37.58	0.66	(0.65)	—	0.01	(0.64)	—	—		(0.64)	36.95	0.04	(0.30)	1.06	0.22	0.94	1.78	6,652	67
Year ended May 31, 2018	39.17	1.33	(1.59)	—	(0.26)	(1.33)	—	—		(1.33)	37.58	(0.68)	(0.71)	0.45	0.21	3.22	3.45	8,267	57
Year ended May 31, 2017	38.29	0.40	0.94	—	1.34	(0.45)	—	(0.01)		(0.46)	39.17	3.51	4.10	0.81	0.21	0.43	1.03	21,542	65

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 125

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2021	$36.18	$0.79	$9.73	$—	$10.52	$(0.64)	$—	$—	$(0.64)	$46.06	29.37%	29.46%	0.50%	0.50%	1.90%	1.90%	$138,649	57%
Year ended May 31, 2020	35.92	0.66	0.38 (i)	—	1.04	(0.78)	—	—	(0.78)	36.18	2.82	2.65	0.51	0.51	1.78	1.78	116,855	81
Year ended May 31, 2019	38.53	0.80	(2.59)	—	(1.79)	(0.82)	—	—	(0.82)	35.92	(4.72)	(4.92)	0.50	0.50	2.19	2.19	109,559	31
Year ended May 31, 2018	37.13	0.86	1.49	—	2.35	(0.95)	—	—	(0.95)	38.53	6.42	6.12	0.50	0.50	2.27	2.27	115,578	32
Year ended May 31, 2017	35.79	0.79	1.42	—	2.21	(0.87)	—	—	(0.87)	37.13	6.38	7.43	0.71	0.50	2.09	2.30	61,262	35
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2021	45.70	1.73	16.35	—	18.08	(1.76)	—	—	(1.76)	62.02	40.52	41.04	0.60	0.60	3.16	3.16	22,637	78
Year ended May 31, 2020	56.45	1.23	(10.58)	—	(9.35)	(1.40)	—	—	(1.40)	45.70	(16.99)	(16.96)	0.61	0.61	2.29	2.29	22,165	51
Year ended May 31, 2019	57.61	1.20	(1.67)	—	(0.47)	(0.69)	—	—	(0.69)	56.45	(0.84)	(0.43)	0.60	0.60	2.15	2.15	20,602	79
Year ended May 31, 2018	52.18	1.11	5.60	—	6.71	(1.28)	—	—	(1.28)	57.61	13.02	12.43	0.60	0.60	1.93	1.93	20,163	61
Year ended May 31, 2017	45.51	0.86	7.07	—	7.93	(1.26)	—	—	(1.26)	52.18	17.80	18.81	1.11	0.60	1.27	1.78	10,436	73

See accompanying notes to the financial statements.

126 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Europe Dividend Growers ETF
Year ended May 31, 2021 $3	9.41	$0.85	$11.96	$—		$12.81	$(0.55)	$—	$—	$(0.55)	$51.67	32.81%	33.22%	0.55%	0.55%	1.88%	1.88%	$9,559	57%
Year ended May 31, 2020	38.72	0.68	0.95	—		1.63	(0.94)	—	—	(0.94)	39.41	4.18	4.35	0.56	0.56	1.68	1.68	7,686	92
Year ended May 31, 2019	41.97	0.86	(3.24)	—		(2.38)	(0.87)	—	—	(0.87)	38.72	(5.79)	(5.77)	0.55	0.55	2.15	2.15	9,099	28
Year ended May 31, 2018	41.08	0.93	0.93	—		1.86	(0.97)	—	—	(0.97)	41.97	4.62	4.16	0.55	0.55	2.24	2.24	10,493	31
Year ended May 31, 2017	38.78	0.84	2.23	—		3.07	(0.77)	—	—	(0.77)	41.08	8.13	7.81	0.99	0.55	1.82	2.26	9,244	34
MSCI Transformational Changes ETF
October 14, 2020* through May 31, 2021	40.00	0.12	3.66	—	(h)	3.78	(0.02)	—	—	(0.02)	43.76	9.47	9.42	0.45	0.45	0.46	0.46	47,047	44
Nasdaq-100 Dorsey Wright Momentum ETF
May 18, 2021* through May 31, 2021	40.00	0.04	2.04	—		2.08	—	—	—	—	42.08	5.20	5.25	0.58	0.58	2.90	2.90	4,208	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 127

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Online Retail ETF
Year ended May 31, 2021	$47.31	$0.63	$28.70		$—	$29.33	$(0.94)	$—	$—	$(0.94)	$75.70	62.18%	62.54%	0.58%	0.58%	0.84%	0.84%	$1,052,262	91%
Year ended May 31, 2020	35.24	(0.09)	12.16		—	12.07	—	—	—	—	47.31	34.25	34.08	0.58	0.58	(0.23)	(0.23)	131,516	81
July 13, 2018* through May 31, 2019	40.00	(0.09)	(4.67)		—	(4.76)	—	—	—	—	35.24	(11.90)	(11.98)	0.58	0.58	(0.30)	(0.30)	21,144	46
Pet Care ETF
Year ended May 31, 2021	47.27	0.16	30.44		—	30.60	(0.11)	—	—	(0.11)	77.76	64.79	64.24	0.50	0.50	0.23	0.23	303,265	45
Year ended May 31, 2020	39.94	0.14	7.34		—	7.48	(0.15)	—	—	(0.15)	47.27	18.79	19.21	0.50	0.50	0.33	0.33	60,275	66
November 5, 2018* through May 31, 2019	40.00	0.08	(0.10	)(i)	—	(0.02)	(0.04)	—	—	(0.04)	39.94	(0.04)	(0.08)	0.50	0.50	0.36	0.36	26,958	42

*  Commencement of investment operations.

See accompanying notes to the financial statements.

128 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
RAFITM Long/Short
Year ended May 31, 2021	$31.61	$0.40	$1.36	$—	$1.76	$(0.47)	$—	$—	$(0.47)	$32.90	5.66%	5.99%	3.88%	0.95%	(1.63)%	1.30%	$4,935	40%
Year ended May 31, 2020	34.84	0.62	(3.19)	—	(2.57)	(0.66)	—	—	(0.66)	31.61	(7.50)	(7.61)	3.22	0.95	(0.44)	1.83	5,373	25
Year ended May 31, 2019	36.69	0.64	(1.81)	—	(1.17)	(0.68)	—	—	(0.68)	34.84	(3.23)	(3.17)	2.55	0.95	0.18	1.79	9,058	30
Year ended May 31, 2018	37.89	0.56	(1.18)	—	(0.62)	(0.58)	—	—	(0.58)	36.69	(1.66)	(2.00)	1.83	0.95	0.62	1.50	11,923	14
Year ended May 31, 2017	39.10	0.52	(1.26)	—	(0.74)	(0.47)	—	—	(0.47)	37.89	(1.94)	(1.81)	1.45	0.95	0.84	1.34	25,575	11
Russell 2000 Dividend Growers ETF
Year ended May 31, 2021	49.66	1.27	17.27	—	18.54	(1.17)	—	—	(1.17)	67.03	38.00	38.03	0.40	0.40	2.23	2.23	924,290	60
Year ended May 31, 2020	57.13	1.31	(7.44)	—	(6.13)	(1.34)	—	—	(1.34)	49.66	(10.96)	(10.99)	0.41	0.41	2.30	2.30	588,955	33
Year ended May 31, 2019	56.29	1.26	0.67	—	1.93	(1.09)	—	—	(1.09)	57.13	3.48	3.55	0.40	0.40	2.17	2.17	630,109	26
Year ended May 31, 2018	53.30	1.11	2.89	—	4.00	(1.01)	—	—	(1.01)	56.29	7.57	7.53	0.40	0.40	2.03	2.03	406,693	20
Year ended May 31, 2017	44.78	0.94	8.31	—	9.25	(0.73)	—	—	(0.73)	53.30	20.75	20.70	0.46	0.40	1.77	1.82	410,391	26

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 129

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Russell U.S. Dividend Growers ETF
Year ended May 31, 2021	$36.25	$0.98	$12.49	$—	$13.47	$(0.99)	$—	$—	$(0.99)	$48.73	37.80%	37.79%	0.35%	0.35%	2.36%	2.36%	$28,262	22%
November 5, 2019* through May 31, 2020	40.00	0.49	(3.98)	—	(3.49)	(0.26)	—	—	(0.26)	36.25	(8.62)	(8.53)	0.36	0.36	2.35	2.35	21,390	8
S&P 500® Bond ETF
Year ended May 31, 2021	90.47	1.98	(0.13)	—	1.85	(2.12)	—	—	(2.12)	90.20	2.01	1.52	0.15	0.15	2.16	2.16	36,081	73
Year ended May 31, 2020	83.60	2.88	6.92	0.04	9.84	(2.97)	—	—	(2.97)	90.47	11.97	12.38	0.15	0.15	3.30	3.30	29,403	55
Year ended May 31, 2019	80.84	3.07	2.70	0.02	5.79	(3.03)	—	—	(3.03)	83.60	7.40	7.21	0.15	0.15	3.82	3.82	27,169	29
May 1, 2018* through May 31, 2018	80.00	0.23	0.44	0.17	0.84	—	—	—	—	80.84	1.05	1.36	0.15	0.15	3.50	3.50	32,336	4

*  Commencement of investment operations.

See accompanying notes to the financial statements.

130 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2021	$67.00	$1.78	$25.16		$—	$26.94	$(1.74)	$—	$—	$(1.74)	$92.20	40.88%	41.10%	0.35%	0.35%	2.26%	2.26%	$8,639,244	21%
Year ended May 31, 2020	65.14	1.58	1.81	(i)	—	3.39	(1.53)	—	—	(1.53)	67.00	5.22	5.11	0.35	0.35	2.28	2.28	5,755,149	29
Year ended May 31, 2019	62.21	1.42	2.94		—	4.36	(1.43)	—	—	(1.43)	65.14	7.10	7.07	0.35	0.35	2.17	2.17	4,520,918	20
Year ended May 31, 2018	57.46	1.37	4.54		—	5.91	(1.16)	—	—	(1.16)	62.21	10.34	10.34	0.35	0.35	2.23	2.23	3,493,291	22
Year ended May 31, 2017	53.14	1.18	4.28		—	5.46	(1.14)	—	—	(1.14)	57.46	10.41	10.43	0.41	0.35	2.08	2.14	3,008,063	16
S&P 500® Ex-Energy ETF
Year ended May 31, 2021	65.94	0.96	25.12		—	26.08	(0.94)	—	—	(0.94)	91.08	39.88	39.84	0.27	0.27	1.21	1.21	25,047	8
Year ended May 31, 2020	58.41	1.04	7.43		—	8.47	(0.94)	—	—	(0.94)	65.94	14.62	14.67	0.27	0.27	1.63	1.63	16,814	4
Year ended May 31, 2019	56.44	0.93	1.92		—	2.85	(0.88)	—	—	(0.88)	58.41	5.10	5.03	0.27	0.27	1.60	1.60	6,717	6
Year ended May 31, 2018	50.44	0.87	5.98		—	6.85	(0.85)	—	—	(0.85)	56.44	13.67	13.98	0.27	0.27	1.61	1.61	7,055	4
Year ended May 31, 2017	43.32	0.83	7.10		—	7.93	(0.81)	—	—	(0.81)	50.44	18.49	18.78	0.27	0.27	1.81	1.81	6,305	4

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 131

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Financials ETF
Year ended May 31, 2021	$64.97	$0.96	$23.05	$—	$24.01	$(0.88)	$—	$—	$(0.88)	$88.10	37.22%	37.03%	0.27%	0.27%	1.23%	1.23%	$7,488	5%
Year ended May 31, 2020	56.85	1.02	8.09	—	9.11	(0.99)	—	—	(0.99)	64.97	16.19	16.50	0.27	0.27	1.65	1.65	4,223	4
Year ended May 31, 2019	55.43	0.96	1.33	—	2.29	(0.87)	—	—	(0.87)	56.85	4.14	5.98	0.27	0.27	1.67	1.67	1,990	6
Year ended May 31, 2018	49.53	0.89	5.85	—	6.74	(0.84)	—	—	(0.84)	55.43	13.73	12.00	0.27	0.27	1.68	1.68	1,386	8
Year ended May 31, 2017	43.36	0.83	6.32	—	7.15	(0.98)	—	—	(0.98)	49.53	16.71	18.15	0.27	0.27	1.84	1.84	1,238	8
S&P 500® Ex-Health Care ETF
Year ended May 31, 2021	62.87	1.09	25.70	—	26.79	(1.10)	—	—	(1.10)	88.56	43.08	43.07	0.27	0.27	1.39	1.39	3,985	29
Year ended May 31, 2020	57.57	1.11	5.28	—	6.39	(1.09)	—	—	(1.09)	62.87	11.21	11.27	0.27	0.27	1.79	1.79	2,201	5
Year ended May 31, 2019	56.95	0.99	0.62	—	1.61	(0.99)	—	—	(0.99)	57.57	2.88	2.13	0.27	0.27	1.72	1.72	1,439	6
Year ended May 31, 2018	50.44	0.94	6.42	—	7.36	(0.85)	—	—	(0.85)	56.95	14.68	16.29	0.27	0.27	1.73	1.73	1,424	8
Year ended May 31, 2017	43.51	0.87	7.09	—	7.96	(1.03)	—	—	(1.03)	50.44	18.55	19.80	0.27	0.27	1.89	1.89	1,261	9

See accompanying notes to the financial statements.

132 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Technology ETF
Year ended May 31, 2021	$53.97	$0.96	$19.79		$—	$20.75	$(1.00)	$—	$—	$(1.00)	$73.72	38.92%	38.98%	0.27%	0.27%	1.48%	1.48%	$7,372	15%
Year ended May 31, 2020	52.09	1.04	1.87	(i)	—	2.91	(1.03)	—	—	(1.03)	53.97	5.64	5.67	0.27	0.27	1.89	1.89	2,699	5
Year ended May 31, 2019	51.48	0.96	0.62		—	1.58	(0.97)	—	—	(0.97)	52.09	3.10	2.07	0.27	0.27	1.83	1.83	3,126	22
Year ended May 31, 2018	47.50	0.96	3.89		—	4.85	(0.87)	—	—	(0.87)	51.48	10.29	11.20	0.27	0.27	1.87	1.87	2,574	4
Year ended May 31, 2017	42.78	0.85	4.82		—	5.67	(0.95)	—	—	(0.95)	47.50	13.43	13.50	0.27	0.27	1.91	1.91	1,187	6
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2021	52.54	1.51	20.78		—	22.29	(1.45)	—	—	(1.45)	73.38	43.17	43.37	0.40	0.40	2.45	2.45	1,040,520	31
Year ended May 31, 2020	55.48	1.36	(2.90)		—	(1.54)	(1.40)	—	—	(1.40)	52.54	(2.77)	(2.83)	0.41	0.41	2.43	2.43	680,406	37
Year ended May 31, 2019	53.89	1.06	1.53		—	2.59	(1.00)	—	—	(1.00)	55.48	4.84	4.81	0.40	0.40	1.89	1.89	615,828	32
Year ended May 31, 2018	51.35	1.00	2.51		—	3.51	(0.97)	—	—	(0.97)	53.89	6.89	6.86	0.40	0.40	1.89	1.89	379,949	29
Year ended May 31, 2017	45.12	0.83	6.06		—	6.89	(0.66)	—	—	(0.66)	51.35	15.36	15.32	0.45	0.40	1.61	1.66	419,777	25
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 133

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P Technology Dividend Aristocrats ETF
Year ended May 31, 2021	$40.17	$0.67	$17.93	$—	$18.60	$(0.60)	$—	$—	$(0.60)	$58.17	46.67%	46.59%	0.45%	0.45%	1.33%	1.33%	$97,734	43%
November 5, 2019* through May 31, 2020	40.00	0.36	— (h)	—	0.36	(0.19)	—	—	(0.19)	40.17	0.98	1.06	0.46	0.46	1.66	1.66	40,571	31
Short Term USD Emerging Markets Bond ETF
Year ended May 31, 2021	71.15	2.06	2.27	—	4.33	(1.99)	—	—	(1.99)	73.49	6.15	6.58	2.14	0.50	1.19	2.83	7,349	51
Year ended May 31, 2020	75.41	2.45	(4.13)	—	(1.68)	(2.58)	—	—	(2.58)	71.15	(2.32)	(2.27)	2.15	0.50	1.66	3.31	7,115	45
Year ended May 31, 2019	75.00	2.62	0.46	—	3.08	(2.67)	—	—	(2.67)	75.41	4.20	4.31	1.99	0.50	2.02	3.51	7,541	40
Year ended May 31, 2018	78.16	2.43	(3.22)	0.11	(0.68)	(2.48)	—	—	(2.48)	75.00	(0.91)	(1.16)	1.67	0.50	2.00	3.17	11,250	54
Year ended May 31, 2017	76.95	2.89	1.63	—	4.52	(3.31)	—	—	(3.31)	78.16	6.03	5.08	2.09	0.50	2.13	3.72	7,816	49

*  Commencement of investment operations.

See accompanying notes to the financial statements.

134 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Reflects a special dividend paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $1.81 and the net investment income (loss) net of waivers ratio would have been 4.64%.

(k)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective April 21, 2020.

(l)  During the year, the Fund invested in certain exchange traded funds for a limited period of time. The portfolio turnover rate shown above reflects the impact of that investment over the period of time during which the Fund held those exchange traded funds. If the calculation of portfolio turnover included periods in which the Fund did not hold these exchange traded funds, the portfolio turnover rate would have been 1,324%.

(m)  Reflects special dividends paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.38) and the net investment income (loss) net of waivers ratio would have been (0.45)%.

(n)  Includes net futures account fees amounting to 0.02%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 135

NOTES TO FINANCIAL STATEMENTS

136 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 116 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is considered to be "non-diversified" under the 1940 Act, except for ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield-Interest Rate Hedged, ProShares Investment Grade-Interest Rate Hedged, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500® Bond ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF and ProShares Short Term USD Emerging Markets Bond ETF.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares High Yield — Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade — Interest Rate Hedged, ProShares Managed Futures Strategy ETF, ProShares S&P 500® Bond ETF and ProShares Short Term USD Emerging Markets Bond ETF is typically calculated as of 3:00 p.m. (Eastern Time) on each business day. The NAV of ProShares K-1 Free Crude Oil Strategy ETF is typically calculated as of 2:30 p.m. (Eastern Time) on each business day when the Cboe BZX Exchange Inc. ("BZX Exchange") is open for trading. The NAV of each of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m., London Time).

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by ProShares K-1 Free Crude Oil Strategy ETF are valued at the last traded price at the time the Fund NAV is determined, and will typically be categorized as a Level 1 in the fair value hierarchy. Exchange traded funds held by ProShares Morningstar Alternatives Solution ETF are valued at the mean of the closing composite bid/ask spread, and will typically be categorized as Level 2 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for Sovereign, Sub-Sovereign and Quasi-Sovereign bonds and corporate bonds. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded bond, commodity and currency futures contracts are generally valued at the official futures settlement price, except for currency futures contracts held by Hedge Replication ETF which are generally valued at their last sale price prior to the time at which the NAV of the Fund is determined. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 137

by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances

(unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2021, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs							Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Decline of the Retail Store ETF	—	—	—	—	—	—	—	$7,112,238	$(2,463,697)	—	$7,112,238	$(2,463,697)
DJ Brookfield Global Infrastructure ETF	$176,612,943	$2,543,907	—	—	—	—	—	478,079	—	—	179,634,929	—
Equities for Rising Rates ETF	6,987,227	—	—	—	—	—	—	12,535	—	—	6,999,762	—
Global Listed Private Equity ETF	20,843,529	—	—	—	—	—	—	100,657	—	—	20,944,186	—
Hedge Replication ETF	8,601,003	299,110	$83,204	$154	$29,969,476	—	—	2,395,803	2,342,690	—	41,265,546	2,425,894
High Yield-Interest Rate Hedged	—	1,228,657	57,532	—	—	$104,295,874	—	1,458,740	—	—	106,983,271	57,532
Inflation Expectations ETF	—	—	—	—	29,233,705	—	—	14,105,299	(426,743)	—	43,339,004	(426,743)
Investment Grade-Interest Rate Hedged	—	1,686,740	727,971	—	—	689,747,973	—	7,624,944	—	—	699,059,657	727,971
K-1 Free Crude Oil Strategy ETF	—	—	488,000	—	—	—	—	—	—	—	—	488,000
Large Cap Core Plus	454,695,154	—	—	—	—	—	—	24,988,753	1,493,101	—	479,683,907	1,493,101
Long Online/Short Stores ETF	93,096,472	2,235,377	—	—	—	—	—	193,300	(3,160,155)	—	95,525,149	(3,160,155)
Managed Futures Strategy ETF	—	—	86,618	—	—	—	—	4,381,857	—	—	4,381,857	86,618
Merger ETF	37,280,951	—	—	—	—	—	—	4,436,931	(1,071,257)	$(107,421)	41,717,882	(1,178,678)
Morningstar Alternatives Solution ETF	—	120,650	—	9,517,583	—	—	—	29,888	—	—	9,668,121	—
MSCI EAFE Dividend Growers ETF	137,179,085	27,972	—	—	—	—	—	141,411	—	—	137,348,468	—
MSCI Emerging Markets Dividend Growers ETF	21,739,008	—	—	906,842	—	36	—	—	—	—	22,645,886	—
MSCI Europe Dividend Growers ETF	9,443,750	—	—	—	—	—	—	21,725	—	—	9,465,475	—

138 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs							Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
MSCI Transformational Changes ETF	$46,985,764	—	—	—	—	—	—	$183,070	—	—	$47,168,834	—
Nasdaq-100 Dorsey Wright Momentum ETF	4,199,723	—	—	—	—	—	—	3,821	—	—	4,203,544	—
Online Retail ETF	1,052,601,139	$7,097,540	—	—	—	—	—	591,666	—	—	1,060,290,345	—
Pet Care ETF	303,027,867	—	—	—	—	—	—	176,084	—	—	303,203,951	—
RAFITM Long/Short	4,618,404	4,865	—	—	—	—	—	1,213,109	$(876,457)	—	5,836,378	$(876,457)
Russell 2000 Dividend Growers ETF	922,772,303	6,758,125	—	—	—	—	—	526,485	—	—	930,056,913	—
Russell U.S. Dividend Growers ETF	28,205,180	—	—	—	—	—	—	21,280	—	—	28,226,460	—
S&P 500® Bond ETF	—	36,425	—	—	—	$35,619,504	—	186,573	—	—	35,842,502	—
S&P 500® Dividend Aristocrats ETF	8,621,646,921	—	—	—	—	—	—	2,502,651	—	—	8,624,149,572	—
S&P 500® Ex-Energy ETF	25,010,718	3,292	—	—	—	—	—	14,947	—	—	25,028,957	—
S&P 500® Ex-Financials ETF	7,481,591	1,031	—	—	—	—	—	—	—	—	7,482,622	—
S&P 500® Ex-Health Care ETF	3,981,211	432	—	—	—	—	—	—	—	—	3,981,643	—
S&P 500® Ex-Technology ETF	7,352,817	1,164	—	—	—	—	—	—	—	—	7,353,981	—
S&P MidCap 400® Dividend Aristocrats ETF	1,038,550,685	290,272	—	—	—	—	—	608,698	—	—	1,039,449,655	—
S&P Technology Dividend Aristocrats ETF	97,548,321	1,351,347	—	—	—	—	—	87,702	—	—	98,987,370	—
Short Term USD Emerging Markets Bond ETF	—	—	—	—	—	1,959,615	$5,223,696	134,377	—	—	7,317,688	—

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Merger ETF, ProShares MSCI Emerging Markets Dividend Growers, ProShares MSCI Transformational Changes ETF and ProShares Pet Care ETF each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

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On May 31, 2021, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 0.01%, dated 05/28/2021 due 06/01/2021 (a)	Barclays Capital, Inc., 0.00%, dated 05/28/2021 due 06/01/2021 (b)	BNP Paribas Securities Corp., 0.00%, dated 05/28/2021 due 06/01/2021 (c)	ING Financial Markets LLC, 0.01%, dated 05/28/2021 due 06/01/2021 (d)	Total
Decline of the Retail Store ETF	$797,228	$1,797,384	$3,277,493	$1,240,133	$7,112,238
DJ Brookfield Global Infrastructure ETF	53,589	120,819	220,310	83,361	478,079
Equities for Rising Rates ETF	1,405	3,168	5,777	2,185	12,535
Global Listed Private Equity ETF	11,283	25,438	46,385	17,551	100,657
Hedge Replication ETF	268,551	605,460	1,104,045	417,747	2,395,803
High Yield-Interest Rate Hedged	163,514	368,648	672,223	254,355	1,458,740
Inflation Expectations ETF	1,581,097	3,564,650	6,500,067	2,459,485	14,105,299
Investment Grade-Interest Rate Hedged	854,699	1,926,953	3,513,761	1,329,531	7,624,944
Large Cap Core Plus	2,801,051	6,315,084	11,515,429	4,357,189	24,988,753
Long Online/Short Stores ETF	21,668	48,850	89,077	33,705	193,300
Managed Futures Strategy ETF	491,173	1,107,370	2,019,267	764,047	4,381,857
Merger ETF	497,347	1,121,288	2,044,646	773,650	4,436,931
Morningstar Alternatives Solution ETF	3,350	7,554	13,773	5,211	29,888
MSCI EAFE Dividend Growers ETF	15,851	35,737	65,166	24,657	141,411
MSCI Europe Dividend Growers ETF	2,435	5,490	10,012	3,788	21,725
MSCI Transformational Changes ETF	20,521	46,265	84,363	31,921	183,070
Nasdaq-100 Dorsey Wright Momentum ETF	428	966	1,761	666	3,821
Online Retail ETF	66,321	149,525	272,654	103,166	591,666
Pet Care ETF	19,738	44,499	81,144	30,703	176,084
RAFITM Long/Short	135,981	306,573	559,030	211,525	1,213,109
Russell 2000 Dividend Growers ETF	59,015	133,052	242,617	91,801	526,485
Russell U.S. Dividend Growers ETF	2,385	5,378	9,806	3,711	21,280
S&P 500® Bond ETF	20,913	47,150	85,978	32,532	186,573
S&P 500® Dividend Aristocrats ETF	280,528	632,463	1,153,283	436,377	2,502,651
S&P 500® Ex-Energy ETF	1,675	3,778	6,888	2,606	14,947
S&P MidCap 400® Dividend Aristocrats ETF	68,231	153,828	280,503	106,136	608,698
S&P Technology Dividend Aristocrats ETF	9,831	22,164	40,415	15,292	87,702
Short Term USD Emerging Markets Bond ETF	15,063	33,959	61,924	23,431	134,377
	$8,264,871	$18,633,493	$33,977,797	$12,856,462	$73,732,623

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2021 as follows:

(a)  U.S. Treasury Bonds, 1.25% to 4.63%, due 2/15/2038 to 11/15/2050; U.S. Treasury Notes, 0.13% to 0.25%, due 1/15/2022 to 7/15/2029, which had an aggregate value at the Trust level of $459,000,166.

(b)  U.S. Treasury Bonds, 0% to 3.63%, due 11/15/2023 to 8/15/2050; U.S. Treasury Notes, 0.13% to 0.88%, due 1/15/2023 to 7/15/2030, which had an aggregate value at the Trust level of $1,034,834,609.

(c)  U.S. Treasury Bills, 0%, due 9/30/2021 to 4/21/2022; U.S. Treasury Bonds, 0% to 8.13%, due 8/15/2021 to 2/15/2050; U.S. Treasury Notes, 0.05% to 2.88%, due 6/15/2021 to 2/15/2031, which had an aggregate value at the Trust level of $1,887,000,034.

(d)  Federal Farm Credit Bank, 0% to 3.10%, due 7/28/2021 to 1/4/2035; Federal Home Loan Bank, 0.02% to 2.75%, due 6/4/2021 to 3/5/2026; Federal Home Loan Mortgage Corp., 0% to 6.75%, due 7/25/2022 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 10/8/2027 to 11/15/2030; Government National Mortgage Association, 4.30%, due 2/15/2061; U.S. Treasury Bills, 0%, due 10/14/2021 to 2/24/2022; U.S. Treasury Bonds, 0.13% to 4.38%, due 5/15/2040 to 2/15/2051; U.S. Treasury Notes, 0.13% to 2.88%, due 7/15/2021 to 2/15/2031, which had an aggregate value at the Trust level of $714,000,062.

140 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; foreign sovereign, sub-sovereign, quasi-sovereign and supranational; Foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in (lower rated) debt instruments (also known as "junk bonds") that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Sovereign/Sub-Sovereign/Quasi-Sovereign Debt Securities

ProShares Short Term USD Emerging Markets Bond ETF principally invests in USD-denominated Emerging Market bonds that have between zero to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source.

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive approach to investing that is designed to track the performance of the Fund's underlying index or benchmark. Each such Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 141

In connection with its management of certain series of the Trust included in this report (i.e. ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Inflation Expectations ETF	180%
Managed Futures Strategy ETF	26%
Merger ETF	60%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency, commodity or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in

142 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 143

received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2021 contractually terminate within 18 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to provide investment results, before fees and expenses, that correspond to the return of its underlying index on a daily basis (except for the ProShares Managed Futures Strategy ETF, which seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets), the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by ProShares Merger ETF and for the currency futures contracts held by ProShares Hedge Replication ETF and ProShares Managed Futures Strategy ETF, the primary risk is foreign currency risk. The primary risk for ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF is commodity market risk.

144 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2021

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements and forward currency contracts			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements and forward currency contracts
		Decline of the Retail Store ETF	—		Decline of the Retail Store ETF	$2,463,697
		Hedge Replication ETF	$2,559,214		Hedge Replication ETF	133,320
		High Yield-Interest Rate Hedged	58,701		High Yield-Interest Rate Hedged	1,169
		Inflation Expectations ETF	725,631		Inflation Expectations ETF	1,152,374
		Investment Grade-Interest Rate Hedged	727,971		Investment Grade-Interest Rate Hedged	—
		K-1 Free Crude Oil Strategy ETF	801,750		K-1 Free Crude Oil Strategy ETF	313,750
		Large Cap Core Plus	25,283,036		Large Cap Core Plus	23,789,935
		Long Online/Short Stores ETF	1,026,010		Long Online/Short Stores ETF	4,186,165
		Managed Futures Strategy ETF	119,838		Managed Futures Strategy ETF	33,220
		Merger ETF	686,300		Merger ETF	1,864,978
		RAFITM Long/Short	39,769		RAFITM Long/Short	916,226

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Portfolio Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 145

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2021

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net realized gain (loss) on Expiration or closing of: futures contracts, non-exchange traded swap agreements and Settlement of forward foreign currency contracts; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded swap agreements and Foreign currency translations	Decline of the Retail Store ETF	$(28,222,798)	$13,140,753
		Hedge Replication ETF	(1,435,674)	2,973,914
		High Yield-Interest Rate Hedged	605,498	182,105
		Inflation Expectations ETF	444,891	1,367,229
		Investment Grade-Interest Rate Hedged	36,850,030	1,854,181
		K-1 Free Crude Oil Strategy ETF	58,784,766	(19,857,293)
		Large Cap Core Plus	6,671,962	(6,474,328)
		Long Online/Short Stores ETF	(83,879,388)	11,593,461
		Managed Futures Strategy ETF	(4,119)	140,038
		Merger ETF	(778,333)	(1,012,767)
		RAFITM Long/Short	(2,290,731)	513,675

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2021, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships, passive foreign investment companies mark-to-market, constructive sales adjustments and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short-term capital gains, next to long-term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

146 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The tax character of distributions paid for the most recent tax years ended October 31, 2020 and October 31, 2019, were as follows:

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Decline of the Retail Store ETF	$29,634	—	$11,175	$40,809	$51,071	—	—	$51,071
DJ Brookfield Global Infrastructure ETF	4,404,834	—	—	4,404,834	2,920,941	—	—	2,920,941
Equities for Rising Rates ETF	40,353	—	—	40,353	105,457	—	—	105,457
Global Listed Private Equity ETF	1,688,775	—	—	1,688,775	1,004,981	—	—	1,004,981
Hedge Replication ETF	86,291	—	11,239	97,530	380,896	—	—	380,896
High Yield-Interest Rate Hedged	5,287,272	—	—	5,287,272	8,680,596	—	—	8,680,596
Inflation Expectations ETF	252,609	—	—	252,609	342,665	—	—	342,665
Investment Grade-Interest Rate Hedged	7,733,811	—	—	7,733,811	13,822,790	—	—	13,822,790
K-1 Free Crude Oil Strategy ETF	30,754	—	—	30,754	291,410	—	—	291,410
Large Cap Core Plus	8,415,580	—	—	8,415,580	12,132,588	—	—	12,132,588
Long Online/Short Stores ETF	1,194,484	—	—	1,194,484	—	—	—	—
Managed Futures Strategy ETF	15,487	$2,053	3,667	21,207	69,470	—	—	69,470
Merger ETF	27,031	—	—	27,031	13,062	—	—	13,062
Morningstar Alternatives Solution ETF	116,164	—	1,241	117,405	123,810	—	—	123,810
MSCI EAFE Dividend Growers ETF	2,082,024	—	—	2,082,024	2,423,798	—	—	2,423,798
MSCI Emerging Markets Dividend Growers ETF	811,191	—	—	811,191	400,143	—	—	400,143
MSCI Europe Dividend Growers ETF	128,617	—	—	128,617	210,119	—	—	210,119
Online Retail ETF	1,792,462	—	—	1,792,462	—	—	—	—
Pet Care ETF	155,960	—	—	155,960	87,304	—	—	87,304
RAFITM Long/Short	90,644	—	—	90,644	164,404	—	—	164,404
Russell 2000 Dividend Growers ETF	14,822,286	—	—	14,822,286	12,758,971	—	—	12,758,971
Russell U.S. Dividend Growers ETF	395,376	—	—	395,376	—	—	—	—
S&P 500® Bond ETF	898,083	—	—	898,083	1,055,561	—	—	1,055,561
S&P 500® Dividend Aristocrats ETF	138,661,646	—	—	138,661,646	95,360,355	—	—	95,360,355
S&P 500® Ex-Energy ETF	213,486	—	—	213,486	116,456	—	—	116,456
S&P 500® Ex-Financials ETF	46,836	—	—	46,836	29,717	—	—	29,717
S&P 500® Ex-Health Care ETF	31,221	—	—	31,221	26,069	—	—	26,069

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 147

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
S&P 500® Ex-Technology ETF	$60,424	—	—	$60,424	$56,661	—	—	$56,661
S&P MidCap 400® Dividend Aristocrats ETF	17,300,177	—	—	17,300,177	11,512,587	—	—	11,512,587
S&P Technology Dividend Aristocrats ETF	507,704	—	—	507,704	—	—	—	—
Short Term USD Emerging Markets Bond ETF	226,285	—	—	226,285	266,290	—	—	266,290

At October 31, 2020 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Decline of the Retail Store ETF	—	—	$(12,469,423)	$(8,825,990)
DJ Brookfield Global Infrastructure ETF	—	—	(5,322,489)	(17,414,472)
Equities for Rising Rates ETF	$3,007	—	(1,531,681)	(133,954)
Global Listed Private Equity ETF	23,891	—	(3,547,537)	(4,339,498)
Hedge Replication ETF	—	—	(446,159)	1,730,473
High Yield-Interest Rate Hedged	328,213	—	(45,942,834)	(1,282,821)
Inflation Expectations ETF	30,357	—	(7,923,493)	(845,376)
Investment Grade-Interest Rate Hedged	588,076	—	(64,850,435)	18,191,525
K-1 Free Crude Oil Strategy ETF	—	—	(260,193)	1,232,359
Large Cap Core Plus	—	—	(33,914,938)	24,190,865
Long Online/Short Stores ETF	—	—	(32,946,950)	73,813,870
Managed Futures Strategy ETF	—	—	(64,034)	(193,365)
Merger ETF	—	—	(456,551)	292,111
Morningstar Alternatives Solution ETF	—	—	(2,391,179)	70,663
MSCI EAFE Dividend Growers ETF	219,014	—	(8,694,882)	6,184,531
MSCI Emerging Markets Dividend Growers ETF	91,204	—	(3,590,843)	(1,218,282)
MSCI Europe Dividend Growers ETF	108	—	(1,244,664)	527,403
MSCI Transformational Changes ETF	3,427	—	(382)	(381,625)
Online Retail ETF	—	—	(274,581)	34,891,114
Pet Care ETF	—	—	(188,239)	25,361,411
RAFITM Long/Short	1,437	—	(20,113,941)	(960,349)
Russell 2000 Dividend Growers ETF	1,383,764	—	(107,165,759)	(28,622,392)
Russell U.S. Dividend Growers ETF	47,957	—	(751,330)	(1,175,233)
S&P 500® Bond ETF	80,699	—	—	150,008
S&P 500® Dividend Aristocrats ETF	14,916,494	—	(52,067,419)	263,797,467
S&P 500® Ex-Energy ETF	24,788	—	(133,239)	1,152,700
S&P 500® Ex-Financials ETF	4,447	—	(28,091)	834,205
S&P 500® Ex-Health Care ETF	1,330	—	(20,051)	180,150
S&P 500® Ex-Technology ETF	3,294	—	(51,674)	(48,164)
S&P MidCap 400® Dividend Aristocrats ETF	1,338,310	—	(23,736,018)	(18,138,976)
S&P Technology Dividend Aristocrats ETF	51,201	—	—	2,442,990
Short Term USD Emerging Markets Bond ETF	16,573	—	(910,522)	109,395

148 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of taxable distributions in excess, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses, resulted in reclassifications as of October 31, 2020 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2020 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

At October 31, 2020 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Decline of the Retail Store ETF	$12,344,241
DJ Brookfield Global Infrastructure ETF	5,322,489
Equities for Rising Rates ETF	1,531,681
Global Listed Private Equity ETF	3,547,537
Hedge Replication ETF	358,056
High Yield-Interest Rate Hedged	45,942,834
Inflation Expectations ETF	7,923,493
Investment Grade-Interest Rate Hedged	64,850,435
Large Cap Core Plus	33,914,938
Long Online/Short Stores ETF	32,946,950
Managed Futures Strategy ETF	50,557
Merger ETF	436,177
Morningstar Alternatives Solution ETF	2,391,179
MSCI EAFE Dividend Growers ETF	8,694,882
MSCI Emerging Markets Dividend Growers ETF	3,590,843
MSCI Europe Dividend Growers ETF	1,244,664
MSCI Transformational Changes ETF	382
Online Retail ETF	274,581
Pet Care ETF	188,239
RAFITM Long/Short	20,113,941
Russell 2000 Dividend Growers ETF	107,165,759
Russell U.S. Dividend Growers ETF	751,330
S&P 500® Dividend Aristocrats ETF	52,067,419
S&P 500® Ex-Energy ETF	133,239
S&P 500® Ex-Financials ETF	28,091
S&P 500® Ex-Health Care ETF	20,051
S&P 500® Ex-Technology ETF	51,674
S&P MidCap 400® Dividend Aristocrats ETF	23,736,018
Short Term USD Emerging Markets Bond ETF	910,522

At October 31, 2020 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2020:

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Decline of the Retail Store ETF	—	$125,182
Hedge Replication ETF	$5,572	88,103
K-1 Free Crude Oil Strategy ETF	—	260,193
Large Cap Core Plus	26,115,776	—
Managed Futures Strategy ETF	—	13,477
Merger ETF	—	20,374
Online Retail ETF	1,767,398	—
Pet Care ETF	335,636	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 149

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund subject to an expense limitation, as outlined in the table below (the "Capped Funds"), pursuant to an Investment Advisory Agreement. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2021, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Global Listed Private Equity ETF	0.50%	0.10%	$93,184	$18,637	$37,841	0.60%	September 30, 2021
Hedge Replication ETF	0.75	0.10	243,186	32,424	27,685	0.95	September 30, 2021
Inflation Expectations ETF	0.55	0.10	66,821	12,149	91,984	0.30	September 30, 2021
Merger ETF	0.75	0.10	130,531	17,404	13,572	0.75	September 30, 2021
Morningstar Alternatives Solution ETF(1)	0.07	0.10	5,424	7,748	53,296	0.95	September 30, 2021
RAFITM Long/Short	0.75	0.10	37,446	4,993	103,908	0.95	September 30, 2021
Short Term USD Emerging Markets Bond ETF	0.50	0.10	36,414	7,283	76,084	0.50	September 30, 2021

*  In addition to the expense limitations disclosed above, the Advisor has entered into an Advisory Fee Waiver Agreement for each Fund that reduces the annualized advisory fee rate subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion. To the extent that a Fund achieves an asset breakpoint, the Advisor will waive fees in order to match the corresponding reduction in the tiered advisory fee limit. Any such waivers are reflected as a component of "Expenses waived and/or reimbursed by Advisor" on the Statements of Operations, and are not subject to subsequent recoupment by the Advisor.

(1)  The Advisor has agreed to waive Investment Advisory and Management Services fees for the ProShares Morningstar Alternatives Solution ETF through October 31, 2021. Fees waived under this agreement are not subject to subsequent recoupment by the Advisor. The expense limitation of 0.95% is inclusive of Acquired Fund Fees and Expenses ("AFFE") for this Fund. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund's financial statements.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2021, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2021	2022	2023	2024	2025	2026	Recoupment
Global Listed Private Equity ETF	$160,211	$128,000	$136,169	$124,461	$153,246	$99,490	$801,577
Hedge Replication ETF	461,975	259,681	347,042	212,474	210,955	237,639	1,729,766

150 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2021	2022	2023	2024	2025	2026	Recoupment
Inflation Expectations ETF	$134,109	$296,029	$159,591	$202,598	$213,190	$116,971	$1,122,488
Merger ETF	163,883	129,121	139,569	141,587	151,118	112,162	837,440
Morningstar Alternatives Solution ETF*	78,285	82,938	—	54,443	57,641	34,169	307,476
RAFITM Long/Short	238,712	161,767	159,807	171,310	126,316	102,582	960,494
Short Term USD Emerging Markets Bond ETF	136,564	109,952	124,951	115,243	122,960	79,319	688,989

*  Total amount eligible for recoupment excludes the waiver of Investment Advisory and Management Services fees through October 31, 2021.

The Advisor also serves as the investment adviser to each Fund not subject to an expense limitation as outlined below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except, generally, interest expenses, taxes, brokerage and other transaction costs, legal expenses fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

The following funds have a unitary fee: ProShares Decline of the Retail Store ETF (0.65%), ProShares DJ Brookfield Global Infrastructure ETF (0.45%), ProShares Equities for Rising Rates ETF (0.35%), ProShares High Yield-Interest Rate Hedged (0.50%), ProShares Investment Grade — Interest Rate Hedged (0.30%), ProShares K-1 Free Crude Oil Strategy ETF (0.65%), ProShares Large Cap Core Plus (0.45%), ProShares Long Online/Short Stores ETF (0.65%), ProShares Managed Futures Strategy ETF (0.75%), ProShares MSCI EAFE Dividend Growers ETF (0.50%), ProShares MSCI Emerging Markets Dividend Growers ETF (0.60%), ProShares MSCI Europe Dividend Growers ETF (0.55%), ProShares MSCI Transformational Changes ETF (0.45%), ProShares Nasdaq-100 Dorsey Wright Momentum ETF (0.58%), ProShares Online Retail ETF (0.58%), ProShares Pet Care ETF (0.50%), ProShares Russell 2000 Dividend Growers ETF (0.40%), ProShares Russell U.S. Dividend Growers ETF (0.35%), ProShares S&P 500® Bond ETF (0.15%), ProShares S&P 500® Dividend Aristocrats ETF (0.35%), ProShares S&P 500® Ex-Energy ETF (0.27%), ProShares S&P 500®Ex-Financials ETF (0.27%), ProShares S&P 500®Ex-Health Care ETF (0.27%), ProShares S&P 500® Ex-Technology ETF (0.27%), ProShares S&P MidCap 400®Dividend Aristocrats ETF (0.40%), and ProShares S&P Technology Dividend Aristocrats ETF (0.45%).

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The Fund's position in an Underlying Fund could be material to the Underlying Fund. At the end of the reporting period, the Fund's investments in Underlying Funds amounted to the following approximate percentages of the Underlying Funds' net assets: ProShares DJ Brookfield Global Infrastructure ETF — 0.6%; ProShares Global Listed Private Equity ETF — 6.1%; ProShares Hedge Replication ETF — 5.3%; ProShares Inflation Expectations ETF — 3.7%; ProShares Managed Futures Strategy ETF — 10.8%; ProShares Merger ETF — 3.1%; and ProShares RAFITM Long/Short — 25.0%.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

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7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	Year Ended May 31, 2021	Year Ended May 31, 2020
High Yield-Interest Rate Hedged	$3,041	—
Inflation Expectations ETF	6,116	$11,149
Investment Grade-Interest Rate Hedged	183,484	11,238
MSCI Transformational Changes ETF	2,220	—
S&P 500® Bond ETF	—	11,628

11. Investment Transactions

For the year ended May 31, 2021, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
DJ Brookfield Global Infrastructure ETF	$15,631,733	$14,317,693
Equities for Rising Rates ETF	2,629,521	2,573,355
Global Listed Private Equity ETF	3,825,222	4,187,799
Hedge Replication ETF	9,980,795	4,337,963
High Yield-Interest Rate Hedged	43,323,708	45,629,280
Inflation Expectations ETF	5,084,810	6,266,144
Investment Grade-Interest Rate Hedged	198,773,893	85,107,140
Large Cap Core Plus	244,271,811	230,072,394
Long Online/Short Stores ETF	155,097,210	228,014,753

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Fund	Purchases	Sales
Managed Futures Strategy ETF	$6,079,426	$6,121,270
Merger ETF	46,343,029	46,240,235
Morningstar Alternatives Solution ETF	4,784,580	4,781,567
MSCI EAFE Dividend Growers ETF	71,465,832	71,406,989
MSCI Emerging Markets Dividend Growers ETF	17,122,637	20,063,670
MSCI Europe Dividend Growers ETF	4,734,554	4,692,143
MSCI Transformational Changes ETF	24,245,352	11,698,077
Nasdaq-100 Dorsey Wright Momentum ETF	3,996,219	—
Online Retail ETF	714,934,951	655,839,876
Pet Care ETF	81,664,437	81,220,849
RAFITM Long/Short	1,883,202	3,277,094
Russell 2000 Dividend Growers ETF	418,583,292	414,498,240
Russell U.S. Dividend Growers ETF	5,340,535	5,329,613
S&P 500® Bond ETF	26,020,857	26,011,471
S&P 500® Dividend Aristocrats ETF	2,415,241,622	1,413,869,691
S&P 500® Ex-Energy ETF	1,699,817	1,942,057
S&P 500® Ex-Financials ETF	307,607	289,713
S&P 500® Ex-Health Care ETF	655,077	673,830
S&P 500® Ex-Technology ETF	720,627	683,469
S&P MidCap 400® Dividend Aristocrats ETF	356,622,346	256,910,288
S&P Technology Dividend Aristocrats ETF	70,823,504	34,442,397
Short Term USD Emerging Markets Bond ETF	3,686,380	3,676,777

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2021, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
DJ Brookfield Global Infrastructure ETF	$26,205,799	$5,788,772
Global Listed Private Equity ETF	2,719,770	1,010,638
High Yield-Interest Rate Hedged	6,079,181	30,677
Inflation Expectations ETF	2,092,397	45,841
Investment Grade-Interest Rate Hedged	108,772,146	11,964,348
Large Cap Core Plus	96,787,232	22,567,908
Long Online/Short Stores ETF	167,984,750	75,380,395
Merger ETF	913,012	62,744
MSCI EAFE Dividend Growers ETF	9,509,821	1,992,161
MSCI Emerging Markets Dividend Growers ETF	3,632,465	220,226
MSCI Europe Dividend Growers ETF	418,208	87,430
Online Retail ETF	228,491,742	90,231,944
Pet Care ETF	11,272,056	5,361,576
RAFITM Long/Short	1,295,620	701,567
Russell 2000 Dividend Growers ETF	71,887,026	11,298,037
Russell U.S. Dividend Growers ETF	6,732,208	553,035
S&P 500® Bond ETF	29,658,771	1,940,246
S&P 500® Dividend Aristocrats ETF	1,348,658,542	313,196,304
S&P 500® Ex-Energy ETF	40,469,664	7,572,115

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Fund	Fair Value	Net Realized Gains (Losses)
S&P 500® Ex-Financials ETF	$11,160,210	$2,205,792
S&P 500® Ex-Health Care ETF	26,490,665	1,163,364
S&P 500® Ex-Technology ETF	20,580,552	1,382,091
S&P MidCap 400® Dividend Aristocrats ETF	145,586,258	26,405,331
S&P Technology Dividend Aristocrats ETF	45,849,896	7,823,454

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2021, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
DJ Brookfield Global Infrastructure ETF	$38,377,597
Equities for Rising Rates ETF	4,573,585
High Yield-Interest Rate Hedged	34,838,191
Inflation Expectations ETF	25,477,388
Investment Grade-Interest Rate Hedged	471,297,476
Large Cap Core Plus	28,366,097
Long Online/Short Stores ETF	49,843,363
Merger ETF	30,520,789
Morningstar Alternatives Solution ETF	1,519,805
MSCI EAFE Dividend Growers ETF	1,159,871
MSCI Transformational Changes ETF	32,113,337
Online Retail ETF	950,691,767
Pet Care ETF	183,651,671
Russell 2000 Dividend Growers ETF	193,807,535
Russell U.S. Dividend Growers ETF	6,505,327
S&P 500® Bond ETF	36,542,610
S&P 500® Dividend Aristocrats ETF	1,016,654,029
S&P 500® Ex-Energy ETF	41,722,759
S&P 500® Ex-Financials ETF	12,608,701
S&P 500® Ex-Health Care ETF	27,179,331
S&P 500® Ex-Technology ETF	23,622,903
S&P MidCap 400® Dividend Aristocrats ETF	129,473,193
S&P Technology Dividend Aristocrats ETF	38,132,740

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF include the accounts of ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Cayman Portfolio I, a wholly-owned subsidiary of ProShares Managed Futures Strategy ETF organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund will invest a significant portion of its total assets in its Subsidiary. As of May 31, 2021, the net assets of ProShares Cayman Crude Oil Strategy Portfolio were 15.5% of the net assets of ProShares K-1 Free Crude Oil Strategy ETF and the net assets of ProShares Cayman Portfolio I were 6.3% of the net assets of ProShares Managed Futures Strategy ETF. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

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14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds may obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on a Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund (or an Underlying ETF in the case of Morningstar Alternatives Solution ETF) whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index or the inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 155

improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2021, none of the Funds had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of the Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  LIBOR Risk

The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund's payment obligations under a derivative investment, the cost of financing to a Fund or an investment's value or return to a Fund, and may be used in other ways that affect a Fund's investment performance. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration ("IBA"), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate, which is intended to replace the U.S. dollar LIBOR). Alternative reference rates can differ significantly from LIBOR — both in the actual rate and how it is calculated — and it is unclear whether and when markets will adopt these rates as a widely accepted replacement for LIBOR. Various financial industry groups have begun planning for transition away from LIBOR, but there are also obstacles to converting certain securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of

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2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund's performance or NAV.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Breakeven Inflation Investing Risk

ProShares Inflation Expectations ETF seeks investment results, before fees and expenses that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•  Affiliated Fund Risk

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The use of affiliated Underlying ETFs may subject the Advisor to potential conflicts of interest; for example, the fees paid to the Advisor or its affiliates by certain Underlying ETFs may be higher than on other Underlying ETFs. In addition, if an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing shares of that Underlying ETF.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, the Funds, as an investor in the Subsidiaries, will not have all the protections offered to investors in registered investment companies.

•  Investment in Underlying ETFs Risk

ProShares Morningstar Alternatives Solution ETF expects to invest substantially all of its assets in Underlying ETFs and an investment in the Fund is subject to the risks associated with such Underlying ETFs. An investment in the Fund will entail more direct and indirect costs

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and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

•  Risks Associated with the Use of Commodity Futures Contracts

ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF obtain investment exposure through commodity futures and do not invest directly in physical commodities. ProShares K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure to the current "spot" or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Active Management Risk

The performance of actively managed funds (ProShares Managed Futures Strategy ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

ProShares K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) and ProShares Managed Futures Strategy ETF (directly and through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and is replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques (with respect to ProShares Managed Futures Strategy ETF) to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers. Contemporaneous with the onset of the COVID-19 pandemic in the U.S., crude oil markets experienced shocks to the supply of and demand for crude oil. This led to an oversupply of crude oil, which impacted the price of crude oil and futures contracts on crude oil and caused historic volatility in the market for crude oil and crude oil futures contracts. In April 2020, these

158 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

market conditions contributed to a period of "extraordinary contango" that resulted in a negative price in the May 2020 WTI crude oil futures contract. If all or a significant portion of the futures contracts held by the Fund at a future date were to reach a negative price, investors in the Fund could lose their entire investment. The effects of rolling futures contracts under extraordinary contango market conditions generally are more exaggerated than rolling futures contracts under contango market conditions and can result in significant losses.

•  Exposure to Retailing Industry Risk

Retailing Industry Risk is the risk faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.

•  Online Retail Companies Risk

Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors' technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Pet Care Industry Risk

The ProShares Pet Care ETF is subject to the risks faced by companies in the pet care industry. Although the pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Declines in pet ownership or the level of spending on pet related products or services may have a negative impact on the performance of the companies in the Index, and therefore, the performance of the Fund. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading and their performance is not reflected in the Index. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub-divisions of, large corporate entities. These companies may be substantially exposed to other industries or sectors of the economy and, therefore, the Index and Fund may be adversely affected by negative developments impacting these companies, industries or sectors. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings of that company and increase its holdings of other companies in the Index. This could have an adverse impact on the liquidity of the Fund's investment portfolio and on Fund performance as there are a limited number of companies that meet the current Index requirements. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 159

investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

16. New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

17. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

160 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the thirty-three funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (thirty-three of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

Decline of the Retail Store ETF (a)

DJ Brookfield Global Infrastructure ETF (a)

Equities for Rising Rates ETF (a)

Global Listed Private Equity ETF (a)

Hedge Replication ETF * (a)

High Yield-Interest Rate Hedged (a)

Inflation Expectations ETF (a)

Investment Grade — Interest Rate Hedged (a)

K-1 Free Crude Oil Strategy ETF (a)

Large Cap Core Plus * (a)

Long Online/Short Stores ETF (a)

Managed Futures Strategy ETF (a)

Merger ETF (a)

Morningstar Alternatives Solution ETF (a)

MSCI EAFE Dividend Growers ETF (a)

MSCI Emerging Markets Dividend Growers ETF (a)

MSCI Europe Dividend Growers ETF (a)

MSCI Transformational Changes ETF (c)

Nasdaq-100 Dorsey Wright Momentum ETF (d)

Online Retail ETF (a)

Pet Care ETF (a)

RAFITM Long/Short * (a)

Russell 2000 Dividend Growers ETF (a)

Russell U.S. Dividend Growers ETF (b)

S&P 500® Bond ETF (a)

S&P 500® Dividend Aristocrats ETF (a)

S&P 500® Ex-Energy ETF * (a)

S&P 500® Ex-Financials ETF * (a)

S&P 500® Ex-Health Care ETF * (a)

S&P 500® Ex-Technology ETF * (a)

S&P MidCap 400® Dividend Aristocrats ETF (a)

S&P Technology Dividend Aristocrats ETF (b)

Short Term USD Emerging Markets Bond ETF (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk), as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statement of operations for the year ended May 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2021 and for the period November 5, 2019 (commencement of investment operations) through May 31, 2020, including the related notes.

(c)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 14, 2020 (commencement of investment operations) through May 31, 2021.

(d)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 18, 2021 (commencement of investment operations) through May 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2021

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 161

At a meeting held on March 10, 2021, the Board of Trustees (the "Board") of ProShares Trust (the "Trust") considered the initial approval of the Investment Advisory and Management Agreement (the "Unitary Fee Agreement") between the Trust and ProShare Advisors LLC (the "Advisor") with respect to the ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the "New ETF"). In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the approval of the Unitary Fee Agreement, including information that addressed, among other things: (i) the nature, extent, and quality of the services that were provided or proposed to be provided by the Advisor; (ii) the costs of the services to be provided and the profits realized by the Advisor; (iii) the investment performance of the Advisor; (iv) the extent to which economies of scale might be realized as the New ETF grows and whether fee levels reflect economies of scale, if any, for the benefit of New ETF shareholders; and (v) other benefits to the Advisor and/or its affiliates from the relationship to the New ETF. The Independent Trustees consulted with Independent Trustee Counsel concerning their responsibilities under state and federal law with respect to their consideration of the approval of the Unitary Fee Agreement and other agreements with respect to the New ETF. It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the New ETF.

In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the approval of the Unitary Fee Agreement, including, among other things: (i) information about the advisory services to be provided by the Advisor with respect to the New ETF; (ii) the Advisor's Form ADV; (iii) biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the New ETF; (iv) information regarding the proposed contractual fees with respect to the New ETF; (v)comparative industry fee data; (vi) information about fees and other amounts that were proposed to be received by the Advisor and its affiliates for non-advisory services with respect to the New ETF; (vii) information regarding the Advisor's trade allocation and best execution policies and procedures; (viii) information about the financial condition of the Advisor; (ix) information regarding how the Advisor expects to monitor the New ETF's compliance with regulatory requirements and Trust procedures; and (x) the Advisor's reputation, expertise and resources. The Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review, including their review of the reasonableness of fees proposed to be paid by the New ETF.

In considering the Unitary Fee Agreement for the New ETF, the Board did not identify any particular factor that was most relevant to its consideration to approve the Unitary Fee Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services to be performed by the Advisor with respect to the New ETF. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the New ETF effectively. In particular, the Board considered the following:

•  the investment objective of the New ETF and the Advisor's description of the skills needed to manage the New ETF;

•  the key features of the New ETF, including investment strategies of the New ETF, as well as the possible employment of optimization/sampling techniques necessary to manage the New ETF and develop creation and redemption baskets;

•  the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the New ETF;

•  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•  the collateral, credit and cash management functions at the Advisor;

•  significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years; and

•  information regarding allocation of Existing Fund brokerage and the selection of counterparties for New ETF portfolio transactions.

The Board considered that the Advisor will oversee the operations of the New ETF, including oversight of the New ETF's service providers, and will provide compliance services to the New ETF.

Based upon its review, the Board, including all of the Independent Trustees, concluded that (i) the investment advisory services to be provided by the Advisor with respect to the New ETF were expected to be of high quality, (ii) the Advisor has successfully achieved the investment goals of the existing operational Funds in the Trust, and (iii) it was generally satisfied with the nature, quality and extent of services expected to be provided to the New ETF.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the fees proposed to be payable to the Advisor in light of the services to be provided to the New ETF by or at the expense of the Advisor, the costs of these services and the comparability to the fees paid by other investment companies, including ETFs, offering strategies similar in nature and extent to the New ETF. The Board discussed the methodology used to prepare the comparative fee data for the New ETF and the potential limitations of such data. The Advisor presented information about the significant drivers of cost.

The Board reviewed information prepared by the independent consultant comparing management and expense information for the New ETF to that of a peer group (the "Peer Group") determined by the consultant as well as to the relevant fund category determined by the consultant.

162 :: BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT PROSHARES TRUST

The Board reviewed Peer Group and category information prepared by the consultant comparing the contractual advisory fee rate to be paid by the New ETF to other funds with investment objectives most similar to the New ETF. The Board noted the difficulty in compiling the Peer Group because, by design, the New ETF is unique and, therefore, few (if any) funds with substantially similar objectives and strategies may be available. It was noted that the index that the New ETF will track is also new. Notwithstanding this difficulty, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's proposed fees.

The Board recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in the services that are included in the fees paid by other ETFs. The Board concluded that the New ETF's unitary fee rates were reasonable given the services proposed to be provided and the fees charged by the Peer Group.

Profitability

The Board noted that that the New ETF had not yet started operations, so that it could not yet evaluate the Advisor's profitability related to the New ETF. It was noted that each year, as part of its annual contract renewal process, the Trustees discuss the Advisor's profit margin, including the methodology used in the Advisor's profitability analysis.

The Independent Trustees met in Executive Session with Independent Trustee Counsel to discuss and evaluate the information provided by the Advisor and the independent consultant. Among other things, the Trustees received information provided by the Advisor regarding its financial condition and overall profitability related to its management of the Funds in the fund complex.

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the New ETF, including, but not limited to, intellectual capital, regulatory compliance and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the New ETF.

Investment Performance of the Fund and the Advisor

The Trustees noted that the New ETF had not yet commenced operations and, therefore, there was no performance information for the New ETF to consider. The Trustees notes, however, the Advisor's performance record in managing other ETFs that seek to track the performance of a securities index.

Economies of Scale

The Board considered the New ETF's fee arrangements with the Advisor and noted that under the Unitary Fee Agreement the advisory fee would stay the same as asset levels increased. The Board also noted that the Advisor was obligated to pay certain of the New ETF's operating expenses and that the Advisor would be contractually obligated to pay actual costs above the Unitary Fee (other than excluded costs) and that the Unitary Fee Agreement provided an effective cap on the New ETF's normal operating expenses. The Board also noted the Advisor's representation that such an arrangement provided important distribution benefits for the New ETF and addressed competitive pressures within the ETF industry, particularly with other "strategic" funds such as the New ETF.

Other Benefits

The Independent Trustees also considered any indirect, or "fall-out," benefits of the Advisor or its affiliates to be derived from the relationship to the New ETF but concluded that such benefits were relatively insignificant.

Conclusions

The Board, including all of the Independent Trustees, concluded that it was in the best interests of the New ETF and its prospective shareholders to approve the Unitary Fee Agreement and that the terms of the Unitary Fee Agreement for the New ETF were fair and reasonable.

PROSHARES TRUST BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT :: 163

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2020, the following funds had foreign tax credit and foreign source income:

Fund	Foreign Tax Credit	Foreign Source Income
MSCI EAFE Dividend Growers ETF	$222,212	$2,304,923
MSCI Emerging Markets Dividend Growers ETF	73,780	793,337
MSCI Europe Dividend Growers ETF	15,027	128,992

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2020, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2020, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
S&P 500® Bond ETF	$150,994

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com.

164 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (116) ProFunds (115)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (116) ProFunds (115)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (116) ProFunds (115)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors LLC (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (116) ProFunds (115)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 165

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors LLC (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Charles S. Todd 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 9/71	Treasurer	Indefinite; May 2021 to present	Senior Managing Director and Business Head, Fund Officer Services, Foreside Financial Group, LLC
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors LLC (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShare Advisors LLC; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

166 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Certain Strategic ETFs seek returns that are 1x the return of an index or other benchmark (target) for a single day and over time. Other Strategic ETFs seek returns that are -1x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, those ETFs' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with inverse multiple and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats®", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats®", "S&P Technology Dividend Aristocrats®", certain "S&P Select Industry Indices", "S&P 500® Ex-Energy Index", "S&P 500® Ex-Financials & Real Estate Index", "S&P 500® Ex-Health Care Index", "S&P 500® Ex-Information Technology Index" and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" and "Russell 3000® Dividend Elite Index" are a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Research Affiliates Fundamental Index®" and "RAFITM" are trademarks of Research Affiliates, LLC. "Merrill Lynch Factor Model — Exchange Series", "Merrill Lynch Factor Model®" and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive®" is a trademark of Solactive AG, "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX®" are registered trademarks of LPX GmbH. "Deutsche Bank" and "DBIQ Short Duration Emerging Market Bond IndexSM" are service marks of Deutsche Bank AG. "Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "Morningstar® Diversified Alternatives IndexSM" is a product of Morningstar, Inc. "FTSE Developed Europe All Cap Index" is a trademark of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2021 ProShare Advisors LLC. All rights reserved.   PSSAN0521

ANNUAL REPORT

MAY 31, 2021

Geared

Short 7-10 Year Treasury  TBX

Short 20+ Year Treasury  TBF

Short Basic Materials  SBM

Short Dow30SM  DOG

Short Financials  SEF

Short FTSE China 50  YXI

Short High Yield  SJB

Short MidCap400  MYY

Short MSCI EAFE  EFZ

Short MSCI Emerging Markets  EUM

Short Oil & Gas  DDG

Short QQQ  PSQ

Short Real Estate  REK

Short Russell2000  RWM

Short S&P500®  SH

Short SmallCap600  SBB

Ultra 7-10 Year Treasury  UST

Ultra 20+ Year Treasury  UBT

Ultra Basic Materials  UYM

Ultra Consumer Goods  UGE

Ultra Consumer Services  UCC

Ultra Dow30SM  DDM

Ultra Financials  UYG

Ultra FTSE China 50  XPP

Ultra FTSE Europe  UPV

Ultra Health Care  RXL

Ultra High Yield  UJB

Ultra Industrials  UXI

Ultra MidCap400  MVV

Ultra MSCI Brazil Capped  UBR

Ultra MSCI EAFE  EFO

Ultra MSCI Emerging Markets  EET

Ultra MSCI Japan  EZJ

Ultra Nasdaq Biotechnology  BIB

Ultra Nasdaq Cloud Computing  SKYU

Ultra Nasdaq Cybersecurity  UCYB

Ultra Oil & Gas  DIG

Ultra QQQ  QLD

Ultra Real Estate  URE

Ultra Russell2000  UWM

Ultra S&P500®  SSO

Ultra Semiconductors  USD

Ultra SmallCap600  SAA

Ultra Technology  ROM

Ultra Telecommunications  LTL

Ultra Utilities  UPW

UltraPro Dow30SM  UDOW

UltraPro MidCap400  UMDD

UltraPro QQQ  TQQQ

UltraPro Russell2000  URTY

UltraPro S&P500®  UPRO

UltraPro Short 20+ Year Treasury  TTT

UltraPro Short Dow30SM  SDOW

UltraPro Short MidCap400  SMDD

UltraPro Short QQQ  SQQQ

UltraPro Short Russell2000  SRTY

UltraPro Short S&P500®  SPXU

UltraShort 7-10 Year Treasury  PST

UltraShort 20+ Year Treasury  TBT

UltraShort Basic Materials  SMN

UltraShort Consumer Goods  SZK

UltraShort Consumer Services  SCC

UltraShort Dow30SM  DXD

UltraShort Financials  SKF

UltraShort FTSE China 50  FXP

UltraShort FTSE Europe  EPV

UltraShort Health Care  RXD

UltraShort Industrials  SIJ

UltraShort MidCap400  MZZ

UltraShort MSCI Brazil Capped  BZQ

UltraShort MSCI EAFE  EFU

UltraShort MSCI Emerging Markets  EEV

UltraShort MSCI Japan  EWV

UltraShort Nasdaq Biotechnology  BIS

UltraShort Oil & Gas  DUG

UltraShort QQQ  QID

UltraShort Real Estate  SRS

UltraShort Russell2000  TWM

UltraShort S&P500®  SDS

UltraShort Semiconductors  SSG

UltraShort SmallCap600  SDD

UltraShort Technology  REW

UltraShort Utilities  SDP

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
LXXXIX	Expense Examples
1	Schedule of Portfolio Investments
183	Statements of Assets and Liabilities
198	Statements of Operations
213	Statements of Changes in Net Assets
242	Financial Highlights
272	Notes to Financial Statements
307	Report of Independent Registered Public Accounting Firm
309	Board Approval of Investment Advisory Agreement
311	Miscellaneous Information
312	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

As the economy and local communities continue to recover from the impacts of COVID-19, we would like to reaffirm our commitment to providing our clients with the products and services that help them meet their investment goals and objectives. I am pleased to present the ProShares Trust Annual Report for the 12-months ended May 31, 2021.

U.S. Stocks Rally as the Country Recovers from the Pandemic

Stocks rallied early in the reporting period as some states eased COVID-19 restrictions, though economic uncertainties lingered. Stocks and bonds both benefited as lawmakers and the Federal Reserve introduced programs that offered trillions of dollars in combined stimulus. The stock market rally continued through the close of 2020 due primarily to the FDA's emergency authorization of two COVID-19 vaccines and the potential for a reopening economy that followed.

Equities continued to climb in the first five months of 2021 due to strong first-quarter corporate earnings, Congress's approval of an additional $1.9 trillion coronavirus stimulus package, and significant progress on the distribution and administration of vaccines.

Over the 12-month reporting period, the large-cap S&P 500 rose 40.3%, and the Dow® returned 38.8%. The S&P MidCap 400® gained 56.8%, while the small-cap Russell 2000® Index climbed 64.6%. All 11 Dow Jones U.S. Industry Index sectors rose. The best-performing sectors were basic materials (61.9%), industrials (53.7%) and financials (52.3%).

International Equities Record Strong Returns

Global stock markets also rallied during the reporting period. The MSCI EAFE Index® , which tracks developed markets outside North America, climbed 38.4%. The MSCI Europe Index® returned 42.7%. Asian-Pacific markets had mixed performances in 2020, with Chinese and South Korean markets enjoying the best results, along with those in Japan, Taiwan and India.

U.S. Treasury Bonds Decline

The Fed's stimulus in 2020 — including trimming the Federal Funds rate, reestablishing significant quantitative easing and creating programs to support the markets — helped boost the performance of corporate bonds. The Fed maintained the stimulus throughout the reporting period. Credit, especially investment-grade and high-yield corporate bonds, outperformed Treasurys. With the Federal Funds rate at 0%, interest rates fell to historic lows last year. Credit spreads on both investment-grade and high-yield indexes tightened, generating positive returns over the reporting period. Through the first five months of 2021, interest rates and inflation climbed slightly. Nevertheless, the Fed pledged to maintain accommodative monetary policy until the United States nears full employment or inflation rises above 2%.

Over the 12 months, the Bloomberg Barclays U.S. Aggregate Bond Index® declined 0.4%. The Ryan Labs Treasury 30-Year and 10-Year Indexes fell 17.1% and 7.0%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index, gained 3.3%, while their high-yield peers surged 12.3%, based on the Markit iBoxx $ Liquid High Yield Index.

Economy Contracts in 2020 but Starts to Recover

During the fourth quarter, as the United States began to recover from the pandemic, the economy managed to expand at a 4% annualized rate. For 2020 overall, however, the economy contracted 3.5%. The economy continued to grow at a healthy rate in the first quarter of 2021, as real GDP advanced at an annual rate of 6.4%. The U.S. dollar fell 8.9%, based on the Bloomberg Dollar Spot Index.

Markets Benefit Equity Investors, and Firm Launches Leveraged Thematic ETFs

The robust economic recovery and strong U.S. equity market performance during the reporting period offered investors opportunities across a number of ProShares ETFs tracking major U.S. equity indexes. Nasdaq investors, in particular, saw potential benefits from strong performance in the technology sector during 2020. During the 12 months, ProShares' assets under management rose from $35.6 billion to $51.6 billion.

To help investors take advantage of some of the pandemic-accelerated trends in technology this past year, ProShares launched the firm's first leveraged thematic ETFs: ProShares Ultra Nasdaq Cybersecurity (UCYB) and ProShares Ultra Nasdaq Cloud Computing (SKYU). Introduced in January, UCYB seeks investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq CTA Cybersecurity Index, and SKYU seeks investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ISE CTA Cloud Computing Index, also managed by Nasdaq.

We thank you for the trust and confidence you place in us by choosing to invest in ProShares ETFs, and we appreciate the opportunity to continue to serve your needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: May 31, 2021 :: Management Discussion of Fund Performance ProShares Trust

Investment Strategies and Techniques — Geared Funds:

Eighty-one (81) ProShares Geared exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report, and two ProShares Geared ETFs were launched during this period (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of an underlying index for a single day, not for any other period. This means the Funds seek investment results for a single day only, as measured from the time a Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of a Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or a multiple or inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds.

The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20211:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than a Fund's one-day multiple times the index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2021, was 17.28%, which was lower than the prior year's volatility of 32.96%. The volatility of each index utilized by a Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their respective indexes. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2021 :: III

Underlying Index	One Year Index Volatility
Dow Jones U.S. Oil & GasSM Index	39.87%
MSCI Brazil 25/50 Index®	32.59%
Dow Jones U.S. SemiconductorsSM Index	31.81%
S&P Financial Select Sector Index	24.80%
S&P SmallCap 600®	26.42%
Dow Jones U.S. FinancialsSM Index	21.68%
Russell 2000® Index	25.39%
Dow Jones U.S. Real EstateSM Index	20.15%
S&P MidCap 400®	21.75%
Dow Jones U.S. UtilitiesSM Index	17.90%
Dow Jones U.S. TechnologySM Index	25.35%
Dow Jones U.S. Basic MaterialsSM Index	23.82%
Dow Jones U.S. IndustrialsSM Index	19.64%
Dow Jones Industrial AverageSM	17.54%
NASDAQ-100 Index®	23.83%
S&P 500® Index	17.28%
NASDAQ Biotechnology Index®	24.32%
Dow Jones U.S. Consumer ServicesSM Index	18.18%
Dow Jones U.S. Consumer GoodsSM Index	18.15%
Dow Jones U.S. Health CareSM Index	16.08%
Dow Jones U.S. Select TelecommunicationsSM Index	15.63%
FTSE Developed Europe All Cap Index®	17.37%
FTSE China 50 Index®	23.89%
MSCI Emerging Markets Index®	15.83%
MSCI EAFE Index®	14.51%
ICE U.S. Treasury 20+ Year Bond Index	12.65%
MSCI Japan Index®	16.57%
Markit iBoxx $ Liquid High Yield Index	4.47%
ICE U.S. Treasury 7-10 Year Bond Index	4.36%

•  Financing Rates Associated with Derivatives: The performance of each Fund was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR depreciated from 0.09% to 0.06% during the fiscal year. The one-month LIBOR also decreased during the fiscal year from 0.18% to 0.09%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher, and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in their respective index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse or a multiple of the Index.

IV :: May 31, 2021 :: Management Discussion of Fund Performance ProShares Trust

In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2021 :: V

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 4.04%1. For the same period, the Index had a total return of –5.26%2 with a volatility of 4.36%. For the period, the Fund had an average daily volume of 36,609 shares and an average daily statistical correlation of over 0.99 the inverse of the return of the Index.3

The Fund invests in financial instruments that ProShare Advisors LLC ("Advisor") believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short 7-10 Year Treasury	4.04%	-2.02%	-4.04%
ICE U.S. Treasury 7-10 Year Bond Index	-5.26%	2.70%	3.70%

Expense Ratios**

Fund	Gross	Net
ProShares Short 7-10 Year Treasury	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TBX Short 7-10 Year Treasury :: Management Discussion of Fund Performance PROSHARES TRUST

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 13.36%1. For the same period, the Index had a total return of –14.02%2 and a volatility of 12.65%. For the period, the Fund had an average daily volume of 1,121,770 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Year Treasury from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short 20+ Year Treasury	13.36%	-4.29%	-8.01%
ICE U.S. Treasury 20+ Year Bond Index	-14.02%	3.64%	6.45%

Expense Ratios**

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.94%	0.94%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Futures Contracts	(1%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Short 20+ Year Treasury TBF :: VII

ProShares Short Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –42.16%1. For the same period, the Index had a total return of 61.94%2 and a volatility of 23.82%. For the period, the Fund had an average daily volume of 975 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Basic Materials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short Basic Materials	-42.16%	-16.81%	-11.94%
Dow Jones U.S. Basic Materials Index	61.94%	14.98%	7.97%

Expense Ratios**

Fund	Gross	Net
ProShares Short Basic Materials	4.13%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	77.7%
Metals & Mining	22.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: SBM SHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –30.59%1. For the same period, the Index had a total return of 38.79%2 and a volatility of 17.54%. For the period, the Fund had an average daily volume of 1,050,373 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short Dow30SM	-30.59%	-16.57%	-14.12%
Dow Jones Industrial Average Index	38.79%	16.87%	13.36%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(95%)
Futures Contracts	(5%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Information Technology	20.8%
Industrials	17.6%
Health Care	17.1%
Financials	16.3%
Consumer Discretionary	13.1%
Consumer Staples	7.3%
Communication Services	4.5%
Energy	2.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Short Dow30SM DOG :: IX

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –37.93%1. For the same period, the Index had a total return of 52.28%2 and a volatility of 21.68%. For the period, the Fund had an average daily volume of 40,183 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short Financials	-37.93%	-17.04%	-15.69%
Dow Jones U.S. Financials Index	52.28%	15.63%	13.35%

Expense Ratios**

Fund	Gross	Net
ProShares Short Financials	1.27%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	31.8%
Banks	26.6%
Real Estate	18.2%
Insurance	12.7%
Software & Services	10.2%
Commercial & Professional Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: SEF SHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –23.94%1. For the same period, the Index had a total return of 24.82%2 and a volatility of 23.89%. For the period, the Fund had an average daily volume of 4,171 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short FTSE China 50	-23.94%	-13.38%	-9.67%
FTSE China 50 Index	24.82%	10.67%	3.69%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	1.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Total Exposure	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	34.5%
Financials	30.3%
Communication Services	14.7%
Health Care	7.5%
Real Estate	5.2%
Energy	3.5%
Consumer Staples	2.4%
Materials	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT FTSE CHINA 50 YXI :: XI

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –12.70%1. For the same period, the Index had a total return of 12.30%2 with a volatility of 4.47%. For the period, the Fund had an average daily volume of 108,941 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. IHS Markit Benchmark Administration Limited (IMBA) is the Index Administrator of the Index. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years of less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short High Yield	-12.70%	-7.03%	-7.13%
Markit iBoxx $ Liquid High Yield Index	12.30%	6.58%	5.66%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: SJB SHORT HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –39.75%1. For the same period, the Index had a total return of 56.77%2 and a volatility of 21.75%. For the period, the Fund had an average daily volume of 12,222 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short MidCap400	-39.75%	-16.12%	-14.49%
S&P MidCap 400 Index	56.77%	14.62%	12.28%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.37%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(93%)
Futures Contracts	(7%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	16.0%
Consumer Discretionary	14.6%
Information Technology	13.9%
Health Care	10.9%
Real Estate	9.5%
Materials	6.6%
Consumer Staples	3.5%
Utilities	3.3%
Communication Services	1.8%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MIDCAP400 MYY :: XIII

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –30.66%1. For the same period, the Index had a total return of 38.41%2 and a volatility of 14.51%. For the period, the Fund had an average daily volume of 36,385 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short MSCI EAFE	-30.66%	-11.01%	-8.71%
MSCI EAFE Index	38.41%	9.77%	5.87%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	23.0%
United Kingdom	14.6%
France	11.6%
Others	10.6%
Germany	9.5%
Switzerland	9.5%
Australia	7.2%
Netherlands	4.3%
Sweden	3.8%
Hong Kong	3.3%
Spain	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.5%
Consumer Discretionary	13.0%
Health Care	11.9%
Consumer Staples	10.4%
Information Technology	8.8%
Materials	8.0%
Communication Services	5.0%
Utilities	3.6%
Energy	3.2%
Real Estate	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: EFZ SHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –35.98%1. For the same period, the Index had a total return of 51.00%2 and a volatility of 15.83%. For the period, the Fund had an average daily volume of 171,063 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI Emerging Markets from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short MSCI Emerging Markets	-35.98%	-15.27%	-8.49%
MSCI Emerging Markets Index	51.00%	13.87%	4.10%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	37.6%
Taiwan	13.9%
Korea	13.0%
India	10.0%
Others	7.2%
Brazil	5.0%
South Africa	3.8%
Russia	3.2%
Saudi Arabia	2.8%
Mexico	1.8%
Thailand	1.7%

MSCI Emerging Markets Index – Composition

% of Index
Information Technology	20.4%
Financials	18.3%
Consumer Discretionary	16.8%
Communication Services	11.4%
Materials	8.7%
Consumer Staples	5.7%
Health Care	5.0%
Energy	4.9%
Industrials	4.7%
Real Estate	2.1%
Utilities	2.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EMERGING MARKETS EUM :: XV

ProShares Short Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –41.14%1. For the same period, the Index had a total return of 43.27%2 and a volatility of 39.87%. For the period, the Fund had an average daily volume of 6,977 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Oil & Gas from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short Oil & Gas	-41.14%	-7.93%	-6.55%
Dow Jones U.S. Oil & Gas Index	43.27%	-1.56%	-1.22%

Expense Ratios**

Fund	Gross	Net
ProShares Short Oil & Gas	3.64%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	90.2%
Energy Equipment & Services	8.6%
Electric Utilities	0.6%
Semiconductors & Semiconductor Equipment	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: DDG SHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –34.99%1. For the same period, the Index had a total return of 44.31%2 and a volatility of 23.83%. For the period, the Fund had an average daily volume of 6,053,720 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short QQQ	-34.99%	-23.49%	-20.07%
NASDAQ-100 Index	44.31%	26.06%	20.52%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.9%
Communication Services	20.2%
Consumer Discretionary	17.5%
Health Care	6.5%
Consumer Staples	5.1%
Industrials	1.8%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ PSQ :: XVII

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –28.07%1. For the same period, the Index had a total return of 32.45%2 and a volatility of 20.15%. For the period, the Fund had an average daily volume of 26,558 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate industry of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short Real Estate	-28.07%	-11.60%	-11.96%
Dow Jones U.S. Real Estate Index	32.45%	8.99%	9.12%

Expense Ratios**

Fund	Gross	Net
ProShares Short Real Estate	1.60%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.2%
Real Estate Management & Development	3.3%
Mortgage Real Estate Investment Trusts (REITs)	3.0%
Professional Services	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –43.66%1. For the same period, the Index had a total return of 64.56%2 and a volatility of 25.39%. For the period, the Fund had an average daily volume of 1,896,706 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short Russell2000	-43.66%	-18.01%	-15.33%
Russell 2000 Index	64.56%	16.00%	11.85%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	18.1%
Financials	16.1%
Industrials	15.9%
Consumer Discretionary	15.1%
Information Technology	12.3%
Real Estate	6.1%
Materials	4.9%
Consumer Staples	3.3%
Energy	2.9%
Utilities	2.7%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT RUSSELL2000 RWM :: XIX

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –31.31%1. For the same period, the Index had a total return of 40.32%2 and a volatility of 17.28%. For the period, the Fund had an average daily volume of 11,377,570 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-31.31%	-16.46%	-14.82%
S&P 500 Index	40.32%	17.15%	14.37%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	13.0%
Consumer Discretionary	12.1%
Financials	11.9%
Communication Services	11.1%
Industrials	8.9%
Consumer Staples	6.0%
Materials	2.8%
Energy	2.8%
Utilities	2.6%
Real Estate	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –46.78%1. For the same period, the Index had a total return of 73.07%2 and a volatility of 26.42%. For the period, the Fund had an average daily volume of 8,561 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	-46.78%	-18.23%	-16.24%
S&P SmallCap 600 Index	73.07%	15.88%	13.23%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	2.21%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Financials	17.9%
Industrials	17.4%
Consumer Discretionary	16.3%
Information Technology	12.8%
Health Care	11.2%
Real Estate	7.3%
Materials	5.4%
Consumer Staples	4.2%
Energy	4.1%
Communication Services	1.9%
Utilities	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XXI

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –11.23%1. For the same period, the Index had a total return of –5.26%2 and a volatility of 4.36%. For the period, the Fund had an average daily volume of 10,738 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra 7-10 Year Treasury	-11.23%	3.02%	5.60%
ICE U.S. Treasury 7-10 Year Bond Index	-5.26%	2.70%	3.70%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Long-Term U.S. Treasury Obligations	84%
Swap Agreements	114%
Futures Contracts	2%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: UST ULTRA 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –28.12%1. For the same period, the Index had a total return of –14.02%2 and a volatility of 12.65%. For the period, the Fund had an average daily volume of 50,540 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and has $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra 20+ Year Treasury	-28.12%	3.15%	9.38%
ICE U.S. Treasury 20+ Year Bond Index	-14.02%	3.64%	6.45%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.17%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Long-Term U.S. Treasury Obligations	33%
Swap Agreements	165%
Futures Contracts	3%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 20+ YEAR TREASURY UBT :: XXIII

ProShares Ultra Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 143.30%1. For the same period, the Index had a total return of 61.94%2 and a volatility of 23.82%. For the period, the Fund had an average daily volume of 9,197 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Basic Materials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Basic Materials	143.30%	21.65%	8.12%
Dow Jones U.S. Basic Materials Index	61.94%	14.98%	7.97%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Basic Materials	1.23%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	119%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Linde plc	14.6%
Air Products and Chemicals, Inc.	6.2%
Freeport-McMoRan, Inc.	5.8%
Newmont Corp.	5.5%
Ecolab, Inc.	5.0%

Dow Jones U.S. Basic Materials
Index – Composition

% of Index
Chemicals	77.7%
Metals & Mining	22.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: UYM ULTRA BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Ultra Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 109.16%1. For the same period, the Index had a total return of 48.43%2 and a volatility of 18.15%. For the period, the Fund had an average daily volume of 2,217 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods industry of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Goods from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Goods	109.16%	20.03%	21.31%
Dow Jones U.S. Consumer Goods Index	48.43%	12.94%	12.77%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Goods	2.71%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	68%
Swap Agreements	132%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Tesla, Inc.	10.1%
Procter & Gamble Co. (The)	7.0%
Coca-Cola Co. (The)	4.5%
PepsiCo, Inc.	4.3%
NIKE, Inc., Class B	3.7%

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	37.0%
Automobiles & Components	21.7%
Household & Personal Products	17.6%
Consumer Durables & Apparel	16.2%
Media & Entertainment	4.8%
Retailing	1.1%
Capital Goods	1.1%
Food & Staples Retailing	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER GOODS UGE :: XXV

ProShares Ultra Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 84.62%1. For the same period, the Index had a total return of 39.31%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 2,689 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Services from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Services	84.62%	29.93%	29.83%
Dow Jones U.S. Consumer Services Index	39.31%	17.86%	17.04%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Services	1.51%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	18.7%
Home Depot, Inc. (The)	4.7%
Walt Disney Co. (The)	4.4%
Comcast Corp., Class A	3.6%
Netflix, Inc.	3.0%

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	46.6%
Media & Entertainment	22.5%
Consumer Services	15.9%
Food & Staples Retailing	9.0%
Transportation	3.8%
Commercial & Professional Services	1.5%
Health Care Equipment & Services	0.6%
Software & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: UCC ULTRA CONSUMER SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial Average SM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 83.38%1. For the same period, the Index had a total return of 38.79%2 and a volatility of 17.54%. For the period, the Fund had an average daily volume of 693,232 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	83.38%	27.31%	21.84%
Dow Jones Industrial Average Index	38.79%	16.87%	13.36%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	120%
Futures Contracts	6%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	5.8%
Goldman Sachs Group, Inc. (The)	5.3%
Home Depot, Inc. (The)	4.5%
Microsoft Corp.	3.5%
Boeing Co. (The)	3.5%

Dow Jones Industrial
Average – Composition

% of Index
Information Technology	20.8%
Industrials	17.6%
Health Care	17.1%
Financials	16.3%
Consumer Discretionary	13.1%
Consumer Staples	7.3%
Communication Services	4.5%
Energy	2.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA DOW30SM DDM :: XXVII

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 117.20%1. For the same period, the Index had a total return of 52.28%2 and a volatility of 21.68%. For the period, the Fund had an average daily volume of 91,577 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Ten Years
ProShares Ultra Financials	117.20	%**	23.07%	19.89%
Dow Jones U.S. Financials Index	52.28%		15.63%	13.35%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Financials	0.97%	0.95%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	62%
Swap Agreements	138%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	4.9%
JPMorgan Chase & Co.	4.5%
Visa, Inc., Class A	3.5%
Mastercard, Inc., Class A	2.8%
Bank of America Corp.	2.8%

Dow Jones U.S. Financials
Index – Composition

% of Index
Diversified Financials	31.8%
Banks	26.6%
Real Estate	18.2%
Insurance	12.7%
Software & Services	10.2%
Commercial & Professional Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: UYG ULTRA FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 39.33%1. For the same period, the Index had a total return of 24.82%2 and a volatility of 23.89%. For the period, the Fund had an average daily volume of 10,452 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra FTSE China 50	39.33%	11.89%	-0.76%
FTSE China 50 Index	24.82%	10.67%	3.69%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.25%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	34.5%
Financials	30.3%
Communication Services	14.7%
Health Care	7.5%
Real Estate	5.2%
Energy	3.5%
Consumer Staples	2.4%
Materials	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FTSE CHINA 50 XPP :: XXIX

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 99.64%1. For the same period, the Index had a total return of 44.78%2 and a volatility of 17.37%. For the period, the Fund had an average daily volume of 3,438 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra FTSE Europe	99.64%	13.37%	5.61%
FTSE Developed Europe All Cap Index®	44.78%	10.20%	5.85%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE Europe	2.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	20.7%
France	15.5%
Switzerland	14.4%
Germany	13.9%
Netherlands	8.0%
Others	7.6%
Sweden	6.4%
Spain	4.0%
Denmark	3.7%
Italy	3.6%
Finland	2.2%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	16.4%
Industrials	16.0%
Health Care	12.6%
Consumer Discretionary	12.0%
Consumer Staples	11.5%
Materials	8.3%
Information Technology	8.1%
Utilities	4.3%
Energy	4.1%
Communication Services	4.0%
Real Estate	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: UPV ULTRA FTSE EUROPE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 43.89%1. For the same period, the Index had a total return of 22.55%2 and a volatility of 16.08%. For the period, the Fund had an average daily volume of 6,996 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund takes positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare industry of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	43.89%	23.06%	26.75%
Dow Jones U.S. Health Care Index	22.55%	14.48%	15.62%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Health Care	1.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	73%
Swap Agreements	127%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	6.4%
UnitedHealth Group, Inc.	5.6%
Pfizer, Inc.	3.1%
Abbott Laboratories	3.0%
AbbVie, Inc.	2.9%

Dow Jones U.S. Health Care
Index – Composition

% of Index
Health Care Equipment & Supplies	26.8%
Pharmaceuticals	25.9%
Health Care Providers & Services	20.4%
Biotechnology	16.7%
Life Sciences Tools & Services	9.8%
Health Care Technology	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HEALTH CARE RXL :: XXXI

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 21.27%1. For the same period, the Index had a total return of 12.30%2 and a volatility of 4.47%. For the period, the Fund had an average daily volume of 7,281 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. IHS Markit Benchmark Administration Limited (IMBA) is the Index Administrator of the Index. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra High Yield	21.27%	10.13%	8.43%
Markit iBoxx $ Liquid High Yield Index	12.30%	6.58%	5.66%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	2.96%	1.14%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

*The most recent annual and semi-annual reports can be found at www.ishares.com

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: UJB ULTRA HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 123.00%1. For the same period, the Index had a total return of 53.71%2 and a volatility of 19.64%. For the period, the Fund had an average daily volume of 10,913 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	123.00%	27.60%	22.43%
Dow Jones U.S. Industrials Index	53.71%	17.44%	14.25%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Industrials	1.61%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	128%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
PayPal Holdings, Inc.	4.4%
Accenture plc, Class A	2.6%
Honeywell International, Inc.	2.3%
United Parcel Service, Inc., Class B	2.2%
Union Pacific Corp.	2.2%

Dow Jones U.S. Industrials
Index – Composition

% of Index
Capital Goods	48.5%
Software & Services	20.2%
Transportation	13.2%
Commercial & Professional Services	6.6%
Materials	6.0%
Technology Hardware & Equipment	5.2%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA INDUSTRIALS UXI :: XXXIII

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 130.66%1. For the same period, the Index had a total return of 56.77%2 and a volatility of 21.75%. For the period, the Fund had an average daily volume of 73,824 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	130.66%	21.41%	18.12%
S&P MidCap 400 Index	56.77%	14.62%	12.28%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Swap Agreements	112%
Futures Contracts	5%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Bio-Techne Corp.	0.6%
XPO Logistics, Inc.	0.5%
Fair Isaac Corp.	0.5%
Molina Healthcare, Inc.	0.5%
Signature Bank	0.5%

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	16.0%
Consumer Discretionary	14.6%
Information Technology	13.9%
Health Care	10.9%
Real Estate	9.5%
Materials	6.6%
Consumer Staples	3.5%
Utilities	3.3%
Communication Services	1.8%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: MVV ULTRA MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 84.28%1. For the same period, the Index had a total return of 48.80%2 and a volatility of 32.59%. For the period, the Fund had an average daily volume of 7,815 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Brazil Capped	84.28%	1.56%	-21.15%
MSCI Brazil 25/50 Index	48.80%	12.17%	-3.06%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	2.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.
Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Materials	26.8%
Financials	24.4%
Energy	11.9%
Consumer Staples	10.4%
Consumer Discretionary	8.2%
Industrials	7.0%
Utilities	5.5%
Health Care	3.6%
Communication Services	1.6%
Information Technology	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex- date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI BRAZIL CAPPED UBR :: XXXV

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 83.86%1. For the same period, the Index had a total return of 38.41%2 and a volatility of 14.51%. For the period, the Fund had an average daily volume of 6,503 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra MSCI EAFE	83.86%	12.97%	5.34%
MSCI EAFE Index	38.41%	9.77%	5.87%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	2.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	23.0%
United Kingdom	14.6%
France	11.6%
Others	10.6%
Germany	9.5%
Switzerland	9.5%
Australia	7.2%
Netherlands	4.3%
Sweden	3.8%
Hong Kong	3.3%
Spain	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.5%
Consumer Discretionary	13.0%
Health Care	11.9%
Consumer Staples	10.4%
Information Technology	8.8%
Materials	8.0%
Communication Services	5.0%
Utilities	3.6%
Energy	3.2%
Real Estate	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: EFO ULTRA MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 107.34%1. For the same period, the Index had a total return of 51.00%2 and a volatility of 15.83%. For the period, the Fund had an average daily volume of 15,193 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Emerging Markets	107.34%	18.48%	-0.29%
MSCI Emerging Markets Index	51.00%	13.87%	4.10%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets
Index – Country

% of Index
China	37.6%
Taiwan	13.9%
Korea	13.0%
India	10.0%
Others	7.2%
Brazil	5.0%
South Africa	3.8%
Russia	3.2%
Saudi Arabia	2.8%
Mexico	1.8%
Thailand	1.7%

MSCI Emerging Markets
Index – Composition

% of Index
Information Technology	20.4%
Financials	18.3%
Consumer Discretionary	16.8%
Communication Services	11.4%
Materials	8.7%
Consumer Staples	5.7%
Health Care	5.0%
Energy	4.9%
Industrials	4.7%
Real Estate	2.1%
Utilities	2.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EMERGING MARKETS EET :: XXXVII

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 50.48%1. For the same period, the Index had a total return of 25.19%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 3,227 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund take positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Japan	50.48%	13.14%	8.25%
MSCI Japan Index	25.19%	9.70%	7.34%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	2.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	21.9%
Consumer Discretionary	18.9%
Information Technology	13.6%
Health Care	9.8%
Financials	9.2%
Communication Services	9.2%
Consumer Staples	7.1%
Materials	5.1%
Real Estate	3.5%
Utilities	1.1%
Energy	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: EZJ ULTRA MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 19.46%1. For the same period, the Index had a total return of 13.38%2 and a volatility of 24.32%. For the period, the Fund had an average daily volume of 168,956 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Nasdaq Biotechnology	19.46%	12.80%	23.66%
NASDAQ Biotechnology Index	13.38%	10.85%	15.88%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	111%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amgen, Inc.	7.9%
Gilead Sciences, Inc.	6.2%
Moderna, Inc.	5.5%
Illumina, Inc.	4.4%
Vertex Pharmaceuticals, Inc.	4.1%

NASDAQ Biotechnology
Index – Composition

% of Index
Biotechnology	81.1%
Pharmaceuticals	9.0%
Life Sciences Tools & Services	8.6%
Health Care Providers & Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: XXXIX

ProShares Ultra Nasdaq Cloud Computing (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ISE CTA Cloud Computing Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. From inception on January 19, 2021 to May 31, 2021, the Fund had a total return of –2.04%1. For the same period, the Index had a total return of 0.45%2 and a volatility of 25.72%. For the period, the Fund had an average daily volume of 3,695 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is comprised of companies classified as "cloud computing" companies by the Consumer Technology Association ("CTA"). CTA classifies companies as cloud computing if the company is engaged in one or more of the following activities: Infrastructure-as-a-Service, Platform-as-a-Service or Software-as-a-Service. The companies must also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

As the ProShares Ultra Nasdaq Cloud Computing does not have more than six months of operating results, a line graph of a $10,000 investment and total return table are not presented.

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Cloud Computing	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated January 19, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	50%
Swap Agreements	150%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Oracle Corp.	2.3%
Arista Networks, Inc.	2.3%
Alphabet, Inc., Class A	2.2%
VMware, Inc., Class A	2.1%
Microsoft Corp.	2.0%

ISE CTA Cloud Computing
Index – Composition

% of Index
Software & Services	70.1%
Technology Hardware & Equipment	13.4%
Retailing	7.3%
Media & Entertainment	4.4%
Commercial & Telecommunication Services	3.5%
Health Care Equipment & Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: SKYU ULTRA NASDAQ CLOUD COMPUTING :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Cybersecurity (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq CTA Cybersecurity IndexSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. From inception on January 19, 2021 to May 31, 2021, the Fund had a total return of –6.15%1. For the same period, the Index had a total return of –1.56%2 and a volatility of 22.90%. For the period, the Fund had an average daily volume of 3,535 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is maintained by Nasdaq Inc. (the "Index Provider"). The Index was jointly constructed by the Index Provider and Consumer Technology Association ("CTA"). The Index is a modified liquidity weighted index comprised of companies classified as "cybersecurity" companies by CTA. CTA classifies companies as cybersecurity if they meet one of three elements: (1) companies focused on developing technologies that are designed and implemented to protect computer and communication networks from attacks and other unauthorized use; (2) companies involved in the development of technologies for cybersecurity industry use including government, private and public corporations, financial institutions and various other industries; or (3) companies focused on the protection of priority data from being accessed and exploited by unauthorized external parties. The companies must also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

As the ProShares Ultra Nasdaq Cybersecurity does not have more than six months of operating results, a line graph of a $10,000 investment and total return table are not presented.

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Cybersecurity	1.12%	0.98%

**Reflects the expense ratio as reported in the Prospectus dated January 19, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	6%
Swap Agreements	194%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Nasdaq CTA Cybersecurity Index – Composition

% of Index
Software & Services	74.2%
Technology Hardware & Equipment	13.1%
Commercial & Professional Services	8.7%
Capital Goods	4.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ CYBERSECURITY UCYB :: XLI

ProShares Ultra Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 73.14%1. For the same period, the Index had a total return of 43.27%2 and a volatility of 39.87%. For the period, the Fund had an average daily volume of 179,780 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Oil & Gas	73.14%	-15.86%	-12.30%
Dow Jones U.S. Oil & Gas Index	43.27%	-1.56%	-1.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas	1.14%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	17.1%
Chevron Corp.	13.9%
ConocoPhillips	5.2%
EOG Resources, Inc.	3.2%
Schlumberger NV	3.0%

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	90.2%
Energy Equipment & Services	8.6%
Electric Utilities	0.6%
Semiconductors & Semiconductor Equipment	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: DIG ULTRA OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 93.20%1. For the same period, the Index had a total return of 44.31%2 and a volatility of 23.83%. For the period, the Fund had an average daily volume of 4,444,099 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra QQQ	93.20%	46.77%	36.41%
NASDAQ-100 Index	44.31%	26.06%	20.52%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	108%
Futures Contracts	5%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	9.3%
Microsoft Corp.	8.4%
Amazon.com, Inc.	7.2%
Facebook, Inc., Class A	3.5%
Alphabet, Inc., Class C	3.5%

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.9%
Communication Services	20.2%
Consumer Discretionary	17.5%
Health Care	6.5%
Consumer Staples	5.1%
Industrials	1.8%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA QQQ QLD :: XLIII

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 65.16%1. For the same period, the Index had a total return of 32.45%2 and a volatility of 20.15%. For the period, the Fund had an average daily volume of 20,146 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate industry of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	65.16%	9.38%	11.47%
Dow Jones U.S. Real Estate Index	32.45%	8.99%	9.12%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Real Estate	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Swap Agreements	130%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	6.1%
Prologis, Inc.	4.6%
Crown Castle International Corp.	4.3%
Equinix, Inc.	3.5%
Public Storage	2.3%

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.2%
Real Estate Management & Development	3.3%
Mortgage Real Estate Investment Trusts (REITs)	3.0%
Professional Services	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: URE ULTRA REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 150.40%1. For the same period, the Index had a total return of 64.56%2 and a volatility of 25.39%. For the period, the Fund had an average daily volume of 994,018 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	150.40%	23.67%	16.85%
Russell 2000 Index	64.56%	16.00%	11.85%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.24%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	114%
Futures Contracts	9%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Caesars Entertainment, Inc.	0.5%
Penn National Gaming, Inc.	0.3%
GameStop Corp., Class A	0.3%
Plug Power, Inc.	0.3%
Darling Ingredients, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Health Care	18.1%
Financials	16.1%
Industrials	15.9%
Consumer Discretionary	15.1%
Information Technology	12.3%
Real Estate	6.1%
Materials	4.9%
Consumer Staples	3.3%
Energy	2.9%
Utilities	2.7%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA RUSSELL2000 UWM :: XLV

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 88.11%1. For the same period, the Index had a total return of 40.32%2 and a volatility of 17.28%. For the period, the Fund had an average daily volume of 2,656,873 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	88.11%	28.68%	24.20%
S&P 500 Index	40.32%	17.15%	14.37%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	111%
Futures Contracts	7%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.5%
Microsoft Corp.	4.4%
Amazon.com, Inc.	3.2%
Facebook, Inc., Class A	1.8%
Alphabet, Inc., Class A	1.7%

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	13.0%
Consumer Discretionary	12.1%
Financials	11.9%
Communication Services	11.1%
Industrials	8.9%
Consumer Staples	6.0%
Materials	2.8%
Energy	2.8%
Utilities	2.6%
Real Estate	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: SSO ULTRA S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 126.56%1. For the same period, the Index had a total return of 59.69%2 and a volatility of 31.81%. For the period, the Fund had an average daily volume of 216,435 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production and distribution of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	126.56%	54.55%	33.26%
Dow Jones U.S. Semiconductors Index	59.69%	32.37%	21.12%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	123%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	15.0%
Intel Corp.	8.6%
Broadcom, Inc.	7.2%
Texas Instruments, Inc.	6.5%
QUALCOMM, Inc.	5.7%

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SEMICONDUCTORS USD :: XLVII

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 174.63%1. For the same period, the Index had a total return of 73.07%2 and a volatility of 26.42%. For the period, the Fund had an average daily volume of 12,243 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	174.63%	22.66%	19.41%
S&P SmallCap 600 Index	73.07%	15.88%	13.23%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.59%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	63%
Swap Agreements	137%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
GameStop Corp., Class A	0.7%
Crocs, Inc.	0.4%
Saia, Inc.	0.4%
Omnicell, Inc.	0.4%
Macy's, Inc.	0.4%

S&P SmallCap 600 – Composition

% of Index
Financials	17.9%
Industrials	17.4%
Consumer Discretionary	16.3%
Information Technology	12.8%
Health Care	11.2%
Real Estate	7.3%
Materials	5.4%
Consumer Staples	4.2%
Energy	4.1%
Communication Services	1.9%
Utilities	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: SAA ULTRA SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 101.68%1. For the same period, the Index had a total return of 48.00%2 and a volatility of 25.35%. For the period, the Fund had an average daily volume of 164,639 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology industry of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Technology	101.68%	53.54%	34.84%
Dow Jones U.S. Technology Index	48.00%	29.52%	20.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Technology	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	129%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	12.6%
Microsoft Corp.	12.1%
Facebook, Inc., Class A	5.1%
Alphabet, Inc., Class A	4.5%
Alphabet, Inc., Class C	4.5%

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	36.3%
Technology Hardware & Equipment	22.0%
Media & Entertainment	21.4%
Semiconductors & Semiconductor Equipment	18.6%
Retailing	0.7%
Health Care Equipment & Services	0.6%
Telecommunication Services	0.2%
Consumer Durables & Apparel	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA TECHNOLOGY ROM :: XLIX

ProShares Ultra Telecommunications (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 41.06%1. For the same period, the Index had a total return of 21.23%2 and a volatility of 15.63%. For the period, the Fund had an average daily volume of 935 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services).

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Telecommunications from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Telecommunications	41.06%	0.53%	4.99%
Dow Jones U.S. Select Telecommunications Index	21.23%	3.76%	5.47%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Telecommunications	9.92%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	75%
Swap Agreements	125%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Verizon Communications, Inc.	16.0%
AT&T, Inc.	15.9%
Arista Networks, Inc.	4.0%
Motorola Solutions, Inc.	3.7%
Garmin Ltd.	3.6%

Dow Jones U.S. Select Telecommunications Index – Composition

% of Index
Diversified Telecommunication Services	55.6%
Communications Equipment	33.0%
Wireless Telecommunication Services	6.5%
Household Durables	4.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: LTL ULTRA TELECOMMUNICATIONS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 20.47%1. For the same period, the Index had a total return of 12.59%2 and a volatility of 17.90%. For the period, the Fund had an average daily volume of 2,925 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities industry of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	20.47%	10.74%	15.95%
Dow Jones U.S. Utilities Index	12.59%	9.19%	10.75%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Utilities	1.41%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	10.4%
Duke Energy Corp.	5.6%
Southern Co. (The)	4.9%
Dominion Energy, Inc.	4.5%
Exelon Corp.	3.2%

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	60.2%
Multi-Utilities	29.4%
Gas Utilities	4.2%
Water Utilities	3.8%
Independent Power and Renewable Electricity Producers	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA UTILITIES UPW :: LI

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 137.92%1. For the same period, the Index had a total return of 38.79%2 and volatility of 17.54%. For the period, the Fund had an average daily volume of 4,669,283 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Dow30SM	137.92%	34.37%	28.03%
Dow Jones Industrial Average Index	38.79%	16.87%	13.36%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	73%
Swap Agreements	220%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	5.7%
Goldman Sachs Group, Inc. (The)	5.2%
Home Depot, Inc. (The)	4.4%
Microsoft Corp.	3.5%
Boeing Co. (The)	3.4%

Dow Jones Industrial Average – Composition

% of Index
Information Technology	20.8%
Industrials	17.6%
Health Care	17.1%
Financials	16.3%
Consumer Discretionary	13.1%
Consumer Staples	7.3%
Communication Services	4.5%
Energy	2.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LII :: UDOW ULTRAPRO DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 226.12%1. For the same period, the Index had a total return of 56.77%2 and a volatility of 21.75%. For the period, the Fund had an average daily volume of 65,055 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year		Five Years	Ten Years
ProShares UltraPro MidCap400	226.12	%**	22.78%	20.22%
S&P MidCap 400 Index	56.77%		14.62%	12.28%

Expense Ratios***

Fund	Gross	Net
ProShares UltraPro MidCap400	1.61%	0.95%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	46%
Swap Agreements	249%
Futures Contracts	5%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Bio-Techne Corp.	0.3%
XPO Logistics, Inc.	0.3%
Fair Isaac Corp.	0.3%
Molina Healthcare, Inc.	0.3%
Signature Bank	0.3%

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	16.0%
Consumer Discretionary	14.6%
Information Technology	13.9%
Health Care	10.9%
Real Estate	9.5%
Materials	6.6%
Consumer Staples	3.5%
Utilities	3.3%
Communication Services	1.8%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO MIDCAP400 UMDD :: LIII

ProShares UltraPro QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 147.00%1. For the same period, the Index had a total return of 44.31%2 and a volatility of 23.83%. For the period, the Fund had an average daily volume of 52,942,260 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro QQQ	147.00%	63.66%	49.50%
NASDAQ-100 Index	44.31%	26.06%	20.52%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	223%
Futures Contracts	5%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.7%
Microsoft Corp.	6.9%
Amazon.com, Inc.	6.0%
Facebook, Inc., Class A	2.9%
Alphabet, Inc., Class C	2.9%

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.9%
Communication Services	20.2%
Consumer Discretionary	17.5%
Health Care	6.5%
Consumer Staples	5.1%
Industrials	1.8%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

LIV :: TQQQ ULTRAPRO QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 259.95%1. For the same period, the Index had a total return of 64.56%2 and a volatility of 25.39%. For the period, the Fund had an average daily volume of 1,063,610 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Russell2000	259.95%	24.34%	16.44%
Russell 2000 Index	64.56%	16.00%	11.85%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	52%
Swap Agreements	238%
Futures Contracts	10%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Caesars Entertainment, Inc.	0.4%
Penn National Gaming, Inc.	0.2%
GameStop Corp., Class A	0.2%
Plug Power, Inc.	0.2%
Darling Ingredients, Inc.	0.2%

Russell 2000 Index – Composition

% of Index
Health Care	18.1%
Financials	16.1%
Industrials	15.9%
Consumer Discretionary	15.1%
Information Technology	12.3%
Real Estate	6.1%
Materials	4.9%
Consumer Staples	3.3%
Energy	2.9%
Utilities	2.7%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO RUSSELL2000 URTY :: LV

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 146.97%1. For the same period, the Index had a total return of 40.32%2 and a volatility of 17.28%. For the period, the Fund had an average daily volume of 5,682,523 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro S&P500®	146.97%	37.04%	31.67%
S&P 500 Index	40.32%	17.15%	14.37%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.93%	0.93%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	59%
Swap Agreements	235%
Futures Contracts	6%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	3.2%
Microsoft Corp.	3.1%
Amazon.com, Inc.	2.3%
Facebook, Inc., Class A	1.3%
Alphabet, Inc., Class A	1.2%

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	13.0%
Consumer Discretionary	12.1%
Financials	11.9%
Communication Services	11.1%
Industrials	8.9%
Consumer Staples	6.0%
Materials	2.8%
Energy	2.8%
Utilities	2.6%
Real Estate	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: UPRO ULTRAPRO S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 41.13%1. For the same period, the Index had a total return of –14.02%2 and a volatility of 12.65%. For the period, the Fund had an average daily volume of 102,107 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded- from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from March 27, 2012 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Since Inception (3/27/12)
ProShares UltraPro Short 20+ Year Treasury	41.13%	-17.49%	-21.61%
ICE U.S. Treasury 20+ Year Bond Index	-14.02%	3.64%	4.87%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(299%)
Futures Contracts	(1%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: LVII

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –69.16%1. For the same period, the Index had a total return of 38.79%2 and a volatility of 17.54%. For the period, the Fund had an average daily volume of 2,896,477 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Short Dow30SM	-69.16%	-48.81%	-41.95%
Dow Jones Industrial Average Index	38.79%	16.87%	13.36%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(292%)
Futures Contracts	(8%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Information Technology	20.8%
Industrials	17.6%
Health Care	17.1%
Financials	16.3%
Consumer Discretionary	13.1%
Consumer Staples	7.3%
Communication Services	4.5%
Energy	2.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: SDOW ULTRAPRO SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –80.75%1. For the same period, the Index had a total return of 56.77%2 and a volatility of 21.75%. For the period, the Fund had an average daily volume of 8,313 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Short MidCap400	-80.75%	-49.34%	-44.48%
S&P MidCap 400 Index	56.77%	14.62%	12.28%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	2.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(293%)
Futures Contracts	(7%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	16.0%
Consumer Discretionary	14.6%
Information Technology	13.9%
Health Care	10.9%
Real Estate	9.5%
Materials	6.6%
Consumer Staples	3.5%
Utilities	3.3%
Communication Services	1.8%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT MIDCAP400 SMDD :: LIX

ProShares UltraPro Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –76.43%1. For the same period, the Index had a total return of 44.31%2 and a volatility of 23.83%. For the period, the Fund had an average daily volume of 63,867,558 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Short QQQ	-76.43%	-61.69%	-54.52%
NASDAQ-100 Index	44.31%	26.06%	20.52%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(290%)
Futures Contracts	(10%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.9%
Communication Services	20.2%
Consumer Discretionary	17.5%
Health Care	6.5%
Consumer Staples	5.1%
Industrials	1.8%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: SQQQ ULTRAPRO SHORT QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –85.13%1. For the same period, the Index had a total return of 64.56%2 and a volatility of 25.39%. For the period, the Fund had an average daily volume of 3,037,805 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Short Russell2000	-85.13%	-54.11%	-47.74%
Russell 2000 Index	64.56%	16.00%	11.85%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(292%)
Futures Contracts	(8%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	18.1%
Financials	16.1%
Industrials	15.9%
Consumer Discretionary	15.1%
Information Technology	12.3%
Real Estate	6.1%
Materials	4.9%
Consumer Staples	3.3%
Energy	2.9%
Utilities	2.7%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT RUSSELL2000 SRTY :: LXI

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –69.88%1. For the same period, the Index had a total return of 40.32%2 and a volatility of 17.28%. For the period, the Fund had an average daily volume of 6,547,712 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraPro Short S&P500®	-69.88%	-48.08%	-43.37%
S&P 500 Index	40.32%	17.15%	14.37%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.93%	0.93%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	13.0%
Consumer Discretionary	12.1%
Financials	11.9%
Communication Services	11.1%
Industrials	8.9%
Consumer Staples	6.0%
Materials	2.8%
Energy	2.8%
Utilities	2.6%
Real Estate	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: SPXU ULTRAPRO SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 9.20%1. For the same period, the Index had a total return of –5.26%2 and a volatility of 4.36%. For the period, the Fund had an average daily volume of 24,470 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort 7-10 Year Treasury	9.20%	-4.14%	-7.81%
ICE U.S. Treasury 7-10 Year Bond Index	-5.26%	2.70%	3.70%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 7-10 Year Treasury	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Futures Contracts	(3%)
Total Exposure	(202%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 7-10 YEAR TREASURY PST :: LXIII

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of 27.64%1. For the same period, the Index had a total return of –14.02%2 and a volatility of 12.65%. For the period, the Fund had an average daily volume of 2,418,304 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort 20+ Year Treasury from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort 20+ Year Treasury	27.64%	-10.24%	-16.75%
ICE U.S. Treasury 20+ Year Bond Index	-14.02%	3.64%	6.45%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.92%	0.92%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021.See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Futures Contracts	(1%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: TBT ULTRASHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –68.32%1. For the same period, the Index had a total return of 61.94%2 and a volatility of 23.82%. For the period, the Fund had an average daily volume of 2,971 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Basic Materials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Basic Materials	-68.32%	-34.71%	-26.17%
Dow Jones U.S. Basic Materials Index	61.94%	14.98%	7.97%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Basic Materials	2.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	77.7%
Metals & Mining	22.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT BASIC MATERIALS SMN :: LXV

ProShares UltraShort Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –59.42%1. For the same period, the Index had a total return of 48.43%2 and a volatility of 18.15%. For the period, the Fund had an average daily volume of 1,113 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods industry of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Goods from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Goods	-59.42%	-27.28%	-26.72%
Dow Jones U.S. Consumer Goods Index	48.43%	12.94%	12.77%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Goods	4.28%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	37.0%
Automobiles & Components	21.7%
Household & Personal Products	17.6%
Consumer Durables & Apparel	16.2%
Media & Entertainment	4.8%
Retailing	1.1%
Capital Goods	1.1%
Food & Staples Retailing	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: SZK ULTRASHORT CONSUMER GOODS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –53.81%1. For the same period, the Index had a total return of 39.31%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 1,782 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Services from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Services	-53.81%	-33.63%	-32.99%
Dow Jones U.S. Consumer Services Index	39.31%	17.86%	17.04%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Services	6.72%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	46.6%
Media & Entertainment	22.5%
Consumer Services	15.9%
Food & Staples Retailing	9.0%
Transportation	3.8%
Commercial & Professional Services	1.5%
Health Care Equipment & Services	0.6%
Software & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER SERVICES SCC :: LXVII

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –52.93%1. For the same period, the Index had a total return of 38.79%2 and a volatility of 17.54%. For the period, the Fund had an average daily volume of 2,220,452 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-52.93%	-33.28%	-28.29%
Dow Jones Industrial Average Index	38.79%	16.87%	13.36%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(194%)
Futures Contracts	(6%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Information Technology	20.8%
Industrials	17.6%
Health Care	17.1%
Financials	16.3%
Consumer Discretionary	13.1%
Consumer Staples	7.3%
Communication Services	4.5%
Energy	2.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: DXD ULTRASHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –62.96%1. For the same period, the Index had a total return of 52.28%2 and a volatility of 21.68%. For the period, the Fund had an average daily volume of 67,084 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	-62.96%	-34.80%	-31.92%
Dow Jones U.S. Financials Index	52.28%	15.63%	13.35%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Financials	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	31.8%
Banks	26.6%
Real Estate	18.2%
Insurance	12.7%
Software & Services	10.2%
Commercial & Professional Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FINANCIALS SKF :: LXIX

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –45.04%1. For the same period, the Index had a total return of 24.82%2 and a volatility of 23.89%. For the period, the Fund had an average daily volume of 42,429 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE China 50	-45.04%	-28.76%	-22.79%
FTSE China 50 Index	24.82%	10.67%	3.69%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.17%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.
Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	34.5%
Financials	30.3%
Communication Services	14.7%
Health Care	7.5%
Real Estate	5.2%
Energy	3.5%
Consumer Staples	2.4%
Materials	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: FXP ULTRASHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE Developed Europe All Cap Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –57.75%1. For the same period, the Index had a total return of 44.78%2 and a volatility of 17.37%. For the period, the Fund had an average daily volume of 12,936 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE Europe	-57.75%	-26.32%	-23.25%
FTSE Developed Europe All Cap Index®	44.78%	10.20%	5.85%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.37%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	20.7%
France	15.5%
Switzerland	14.4%
Germany	13.9%
Netherlands	8.0%
Others	7.6%
Sweden	6.4%
Spain	4.0%
Denmark	3.7%
Italy	3.6%
Finland	2.2%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	16.4%
Industrials	16.0%
Health Care	12.6%
Consumer Discretionary	12.0%
Consumer Staples	11.5%
Materials	8.3%
Information Technology	8.1%
Utilities	4.3%
Energy	4.1%
Communication Services	4.0%
Real Estate	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE EUROPE EPV :: LXXI

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –39.01%1. For the same period, the Index had a total return of 22.55%2 and a volatility of 16.08%. For the period, the Fund had an average daily volume of 2,377 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare industry of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	-39.01%	-29.71%	-31.37%
Dow Jones U.S. Health Care Index	22.55%	14.48%	15.62%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Health Care	4.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index – Composition

% of Index
Health Care Equipment & Supplies	26.8%
Pharmaceuticals	25.9%
Health Care Providers & Services	20.4%
Biotechnology	16.7%
Life Sciences Tools & Services	9.8%
Health Care Technology	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –62.83%1. For the same period, the Index had a total return of 53.71%2 and a volatility of 19.64%. For the period, the Fund had an average daily volume of 2,376 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	-62.83%	-35.89%	-31.81%
Dow Jones U.S. Industrials Index	53.71%	17.44%	14.25%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Industrials	3.89%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index – Composition

% of Index
Capital Goods	48.5%
Software & Services	20.2%
Transportation	13.2%
Commercial & Professional Services	6.6%
Materials	6.0%
Technology Hardware & Equipment	5.2%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: LXXIII

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –65.14%1. For the same period, the Index had a total return of 56.77%2 and a volatility of 21.75%. For the period, the Fund had an average daily volume of 4,157 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MidCap400 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	-65.14%	-33.12%	-29.59%
S&P MidCap 400 Index	56.77%	14.62%	12.28%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	2.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(186%)
Futures Contracts	(14%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	16.0%
Consumer Discretionary	14.6%
Information Technology	13.9%
Health Care	10.9%
Real Estate	9.5%
Materials	6.6%
Consumer Staples	3.5%
Utilities	3.3%
Communication Services	1.8%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: MZZ ULTRASHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Brazil 25/50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –68.80%1. For the same period, the Index had a total return 48.80%2 and a volatility of 32.59%. For the period, the Fund had an average daily volume of 307,503 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Brazil Capped	-68.80%	-48.98%	-26.48%
MSCI Brazil 25/50 Index	48.80%	12.17%	-3.06%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.16%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Materials	26.8%
Financials	24.4%
Energy	11.9%
Consumer Staples	10.4%
Consumer Discretionary	8.2%
Industrials	7.0%
Utilities	5.5%
Health Care	3.6%
Communication Services	1.6%
Information Technology	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: LXXV

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –53.01%1. For the same period, the Index had a total return of 38.41%2 and a volatility of 14.51%. For the period, the Fund had an average daily volume of 2,655 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI EAFE	-53.01%	-23.54%	-19.39%
MSCI EAFE Index	38.41%	9.77%	5.87%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	3.83%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	23.0%
United Kingdom	14.6%
France	11.6%
Others	10.6%
Germany	9.5%
Switzerland	9.5%
Australia	7.2%
Netherlands	4.3%
Sweden	3.8%
Hong Kong	3.3%
Spain	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.5%
Consumer Discretionary	13.0%
Health Care	11.9%
Consumer Staples	10.4%
Information Technology	8.8%
Materials	8.0%
Communication Services	5.0%
Utilities	3.6%
Energy	3.2%
Real Estate	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: EFU ULTRASHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –60.42%1. For the same period, the Index had a total return of 51.00%2 and a volatility of 15.83%. For the period, the Fund had an average daily volume of 16,656 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted market capitalization in emerging market countries.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Emerging Markets	-60.42%	-31.83%	-20.12%
MSCI Emerging Markets Index	51.00%	13.87%	4.10%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

China	37.6%
Taiwan	13.9%
Korea	13.0%
India	10.0%
Others	7.2%
Brazil	5.0%
South Africa	3.8%
Russia	3.2%
Saudi Arabia	2.8%
Mexico	1.8%
Thailand	1.7%

MSCI Emerging Markets
Index – Composition

% of Index
Information Technology	20.4%
Financials	18.3%
Consumer Discretionary	16.8%
Communication Services	11.4%
Materials	8.7%
Consumer Staples	5.7%
Health Care	5.0%
Energy	4.9%
Industrials	4.7%
Real Estate	2.1%
Utilities	2.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EMERGING MARKETS EEV :: LXXVII

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Japan Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –41.91%1. For the same period, the Index had a total return of 25.19%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 4,605 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Japan	-41.91%	-22.17%	-20.89%
MSCI Japan Index	25.19%	9.70%	7.34%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	1.78%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	21.9%
Consumer Discretionary	18.9%
Information Technology	13.6%
Health Care	9.8%
Financials	9.2%
Communication Services	9.2%
Consumer Staples	7.1%
Materials	5.1%
Real Estate	3.5%
Utilities	1.1%
Energy	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: EWV ULTRASHORT MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ Biotechnology® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –35.93%1. For the same period, the Index had a total return of 13.38%2 and a volatility of 24.32%. For the period, the Fund had an average daily volume of 74,215 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Nasdaq Biotechnology	-35.93%	-31.27%	-38.54%
NASDAQ Biotechnology Index	13.38%	10.85%	15.88%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	81.1%
Pharmaceuticals	9.0%
Life Sciences Tools & Services	8.6%
Health Care Providers & Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: LXXIX

ProShares UltraShort Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –70.68%1. For the same period, the Index had a total return of 43.27%2 and a volatility of 39.87%. For the period, the Fund had an average daily volume of 194,967 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Oil & Gas	-70.68%	-23.86%	-19.13%
Dow Jones U.S. Oil & Gas Index	43.27%	-1.56%	-1.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas	1.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	90.2%
Energy Equipment & Services	8.6%
Electric Utilities	0.6%
Semiconductors & Semiconductor Equipment	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: DUG ULTRASHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –59.75%1. For the same period, the Index had a total return of 44.31%2 and a volatility of 23.83%. For the period, the Fund had an average daily volume of 4,793,746 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ	-59.75%	-44.47%	-38.47%
NASDAQ-100 Index	44.31%	26.06%	20.52%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(191%)
Futures Contracts	(9%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.9%
Communication Services	20.2%
Consumer Discretionary	17.5%
Health Care	6.5%
Consumer Staples	5.1%
Industrials	1.8%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ QID :: LXXXI

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –50.14%1. For the same period, the Index had a total return of 32.45%2 and a volatility of 20.15%. For the period, the Fund had an average daily volume of 90,820 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate industry of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	-50.14%	-25.45%	-25.28%
Dow Jones U.S. Real Estate Index	32.45%	8.99%	9.12%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Real Estate	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.2%
Real Estate Management & Development	3.3%
Mortgage Real Estate Investment Trusts (REITs)	3.0%
Professional Services	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –70.09%1. For the same period, the Index had a total return of 64.56%2 and a volatility of 25.39%. For the period, the Fund had an average daily volume of 1,444,091 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float- adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	-70.09%	-36.84%	-31.73%
Russell 2000 Index	64.56%	16.00%	11.85%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(189%)
Futures Contracts	(11%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	18.1%
Financials	16.1%
Industrials	15.9%
Consumer Discretionary	15.1%
Information Technology	12.3%
Real Estate	6.1%
Materials	4.9%
Consumer Staples	3.3%
Energy	2.9%
Utilities	2.7%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT RUSSELL2000 TWM :: LXXXIII

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –53.83%1. For the same period, the Index had a total return of 40.32%2 and a volatility of 17.28%. For the period, the Fund had an average daily volume of 13,944,346 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2021, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-53.83%	-32.91%	-29.45%
S&P 500 Index	40.32%	17.15%	14.37%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(195%)
Futures Contracts	(5%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	13.0%
Consumer Discretionary	12.1%
Financials	11.9%
Communication Services	11.1%
Industrials	8.9%
Consumer Staples	6.0%
Materials	2.8%
Energy	2.8%
Utilities	2.6%
Real Estate	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –71.37%1. For the same period, the Index had a total return of 59.69%2 and a volatility of 31.81%. For the period, the Fund had an average daily volume of 5,423 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production and distribution of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	-71.37%	-56.32%	-44.91%
Dow Jones U.S. Semiconductors Index	59.69%	32.37%	21.12%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	1.85%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: LXXXV

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –73.42%1. For the same period, the Index had a total return of 73.07%2 and a volatility of 26.42%. For the period, the Fund had an average daily volume of 3,501 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	-73.42%	-37.15%	-33.11%
S&P SmallCap 600 Index	73.07%	15.88%	13.23%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	2.65%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Financials	17.9%
Industrials	17.4%
Consumer Discretionary	16.3%
Information Technology	12.8%
Health Care	11.2%
Real Estate	7.3%
Materials	5.4%
Consumer Staples	4.2%
Energy	4.1%
Communication Services	1.9%
Utilities	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: SDD ULTRASHORT SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –62.71%1. For the same period, the Index had a total return of 48.00%2 and a volatility of 25.35%. For the period, the Fund had an average daily volume of 20,711 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology industry of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-62.71%	-49.28%	-39.62%
Dow Jones U.S. Technology Index	48.00%	29.52%	20.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Technology	2.40%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	36.3%
Technology Hardware & Equipment	22.0%
Media & Entertainment	21.4%
Semiconductors & Semiconductor Equipment	18.6%
Retailing	0.7%
Health Care Equipment & Services	0.6%
Telecommunication Services	0.2%
Consumer Durables & Apparel	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT TECHNOLOGY REW :: LXXXVII

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2021, the Fund had a total return of –29.11%1. For the same period, the Index had a total return of 12.59%2 and a volatility of 17.90%. For the period, the Fund had an average daily volume of 6,986 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities industry of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2021, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2011 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/21

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	-29.11%	-25.19%	-25.72%
Dow Jones U.S. Utilities Index	12.59%	9.19%	10.75%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Utilities	2.66%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2020. Contractual fee waivers are in effect through September 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	60.2%
Multi-Utilities	29.4%
Gas Utilities	4.2%
Water Utilities	3.8%
Independent Power and Renewable Electricity Producers	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVIII :: SDP ULTRASHORT UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: LXXXIX

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2021.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2021.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short 7-10 Year Treasury
Actual	$1,000.00	$1,040.70	$4.83	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short 20+ Year Treasury
Actual	$1,000.00	$1,131.90	$4.84	0.91%
Hypothetical	$1,000.00	$1,020.39	$4.58	0.91%
Short Basic Materials
Actual	$1,000.00	$768.00	$4.19	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Dow30SM
Actual	$1,000.00	$841.50	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Financials
Actual	$1,000.00	$753.30	$4.15	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short FTSE China 50
Actual	$1,000.00	$964.30	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short High Yield
Actual	$1,000.00	$953.80	$4.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MidCap400
Actual	$1,000.00	$772.50	$4.20	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XC :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short MSCI EAFE
Actual	$1,000.00	$847.40	$4.38	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI Emerging Markets
Actual	$1,000.00	$855.80	$4.40	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Oil & Gas
Actual	$1,000.00	$652.60	$3.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short QQQ
Actual	$1,000.00	$871.40	$4.43	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Real Estate
Actual	$1,000.00	$817.30	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Russell2000
Actual	$1,000.00	$772.40	$4.20	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short S&P500®
Actual	$1,000.00	$844.70	$4.09	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
Short SmallCap600
Actual	$1,000.00	$726.60	$4.09	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$905.10	$4.51	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$752.90	$4.15	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Basic Materials
Actual	$1,000.00	$1,566.80	$6.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Goods
Actual	$1,000.00	$1,232.30	$5.29	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Services
Actual	$1,000.00	$1,198.40	$5.21	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Dow30SM
Actual	$1,000.00	$1,360.60	$5.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCI

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Financials
Actual	$1,000.00	$1,667.50	$6.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE China 50
Actual	$1,000.00	$973.00	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE Europe
Actual	$1,000.00	$1,432.60	$5.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Health Care
Actual	$1,000.00	$1,254.20	$5.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra High Yield
Actual	$1,000.00	$1,058.70	$5.03	0.98%
Hypothetical	$1,000.00	$1,020.04	$4.94	0.98%
Ultra Industrials
Actual	$1,000.00	$1,377.30	$5.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MidCap400
Actual	$1,000.00	$1,561.40	$6.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$1,309.40	$5.47	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$1,329.10	$5.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$1,262.50	$5.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Japan
Actual	$1,000.00	$1,120.40	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$1,068.00	$4.90	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Cloud Computing (a)
Actual	$1,000.00	$979.60	$3.40	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Cybersecurity (a)
Actual	$1,000.00	$938.50	$3.33	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Oil & Gas
Actual	$1,000.00	$1,987.60	$7.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra QQQ
Actual	$1,000.00	$1,215.60	$5.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Real Estate
Actual	$1,000.00	$1,424.10	$5.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Russell2000
Actual	$1,000.00	$1,516.40	$5.96	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P500®
Actual	$1,000.00	$1,344.30	$5.20	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
Ultra Semiconductors
Actual	$1,000.00	$1,299.70	$5.45	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra SmallCap600
Actual	$1,000.00	$1,722.50	$6.45	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Technology
Actual	$1,000.00	$1,272.10	$5.38	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Telecommunications
Actual	$1,000.00	$1,255.90	$5.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Utilities
Actual	$1,000.00	$1,090.50	$4.95	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Dow30SM
Actual	$1,000.00	$1,574.90	$6.10	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro MidCap400
Actual	$1,000.00	$1,901.40	$6.87	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro QQQ
Actual	$1,000.00	$1,298.80	$5.44	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Russell2000
Actual	$1,000.00	$1,794.30	$6.62	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIII

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro S&P500®
Actual	$1,000.00	$1,538.50	$5.70	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$1,433.40	$5.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Dow30SM
Actual	$1,000.00	$585.60	$3.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$439.50	$3.41	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short QQQ
Actual	$1,000.00	$625.20	$3.85	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$425.10	$3.38	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$590.40	$3.61	0.91%
Hypothetical	$1,000.00	$1,020.39	$4.58	0.91%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$1,087.60	$4.94	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort 20+ Year Treasury
Actual	$1,000.00	$1,278.30	$5.06	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort Basic Materials
Actual	$1,000.00	$579.40	$3.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Goods
Actual	$1,000.00	$757.80	$4.16	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Services
Actual	$1,000.00	$788.90	$4.24	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Dow30SM
Actual	$1,000.00	$705.50	$4.04	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Financials
Actual	$1,000.00	$562.60	$3.70	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort FTSE China 50
Actual	$1,000.00	$909.00	$4.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$659.10	$3.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Health Care
Actual	$1,000.00	$763.80	$4.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Industrials
Actual	$1,000.00	$682.20	$3.98	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MidCap400
Actual	$1,000.00	$588.10	$3.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$609.30	$3.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI EAFE
Actual	$1,000.00	$713.80	$4.06	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$720.70	$4.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$839.10	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$833.50	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Oil & Gas
Actual	$1,000.00	$404.60	$3.33	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort QQQ
Actual	$1,000.00	$745.60	$4.13	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Real Estate
Actual	$1,000.00	$661.60	$3.94	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Russell2000
Actual	$1,000.00	$581.50	$3.75	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCV

	Beginning Account Value 12/1/2020	Ending Account Value 05/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort S&P500®
Actual	$1,000.00	$709.70	$3.84	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort Semiconductors
Actual	$1,000.00	$606.40	$3.80	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort SmallCap600
Actual	$1,000.00	$516.20	$3.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Technology
Actual	$1,000.00	$701.70	$4.03	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Utilities
Actual	$1,000.00	$860.90	$4.41	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  The Fund commenced operations on January 19, 2021. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 132 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

XCVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 101.0%
Repurchase Agreements (a) — 101.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $90,834,376 (Cost $90,834,362)	$90,834,362	$90,834,362
Total Investments — 101.0% (Cost $90,834,362)		90,834,362
Liabilities in excess of other assets — (1.0%)		(856,977)
Net Assets — 100.0%		$89,977,385

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(824,015)
Net unrealized depreciation	$(824,015)
Federal income tax cost	$90,834,362

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	1	9/21/2021	USD	$131,938	$(126)

See accompanying notes to the financial statements.

2 :: TBX SHORT 7-10 YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(22,060,934)	2/7/2022	Bank of America NA	0.34%	ICE U.S. Treasury 7-10 Year Bond Index	(157,276)	—	157,276	—
(67,860,893)	2/7/2022	Citibank NA	0.37%	ICE U.S. Treasury 7-10 Year Bond Index	(666,613)	—	666,613	—
(89,921,827)					(823,889)
				Total Unrealized Depreciation	(823,889)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT 7-10 YEAR TREASURY TBX :: 3

Investments	Principal Amount	Value
Short-Term Investments — 99.7%
Repurchase Agreements (a) — 29.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $175,904,036 (Cost $175,904,007)	$175,904,007	$175,904,007
U.S. Treasury Obligations (b) — 70.3%
U.S. Treasury Bills
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	20,000,000	19,999,897
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.01%, 8/5/2021 (c)	30,000,000	29,999,594
0.05%, 8/12/2021 (c)	25,000,000	24,999,562
0.03%, 9/23/2021 (c)	30,000,000	29,999,050
0.04%, 9/30/2021 (c)	30,000,000	29,998,741
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.04%, 11/4/2021 (c)	30,000,000	29,998,050
0.03%, 11/12/2021 (c)	50,000,000	49,996,584
0.02%, 12/2/2021 (c)	30,000,000	29,996,933
0.02%, 12/30/2021 (c)	25,000,000	24,996,688
0.05%, 1/27/2022 (c)	20,000,000	19,997,333
0.03%, 2/24/2022 (c)	45,000,000	44,993,719
0.06%, 3/24/2022 (c)	10,000,000	9,998,150
Total U.S. Treasury Obligations (Cost $419,947,542)		419,972,811
Total Short-Term Investments (Cost $595,851,549)		595,876,818
Total Investments — 99.7% (Cost $595,851,549)		595,876,818
Other assets less liabilities — 0.3%		1,676,189
Net Assets — 100.0%		$597,553,007

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $12,032,556.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,480
Aggregate gross unrealized depreciation	(8,996,298)
Net unrealized depreciation	$(8,969,818)
Federal income tax cost	$595,851,549

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	28	9/21/2021	USD	$4,382,875	$(6,168)

See accompanying notes to the financial statements.

4 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(174,430,417)	2/7/2022	Citibank NA	0.35%	ICE U.S. Treasury 20+ Year Bond Index	(2,590,805)	2,435,805	155,000	—
(215,140,898)	2/7/2022	Goldman Sachs International	0.25%	ICE U.S. Treasury 20+ Year Bond Index	(2,764,286)	2,484,267	—	(280,019)
(206,129,306)	2/7/2022	Societe Generale	0.22%	ICE U.S. Treasury 20+ Year Bond Index	(3,633,828)	3,271,828	362,000	—
(595,700,621)					(8,988,919)
				Total Unrealized Depreciation	(8,988,919)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT 20+ YEAR TREASURY TBF :: 5

Investments	Principal Amount	Value
Short-Term Investments — 108.3%
Repurchase Agreements (a) — 108.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,064,787 (Cost $1,064,787)	$1,064,787	$1,064,787
Total Investments — 108.3% (Cost $1,064,787)		1,064,787
Liabilities in excess of other assets — (8.3%)		(81,687)
Net Assets — 100.0%		$983,100

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(271,469)
Net unrealized depreciation	$(271,469)
Federal income tax cost	$1,064,787

Swap Agreementsa

Short Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(72,794)	1/6/2022	Bank of America NA	0.40%	Dow Jones U.S. Basic MaterialsSM Index	(28,670)	—	28,670	—
(15,119)	11/7/2022	Morgan Stanley & Co. International plc	0.39%	Dow Jones U.S. Basic MaterialsSM Index	(2,059)	—	—	(2,059)
(274,935)	11/7/2022	Societe Generale	0.05%	Dow Jones U.S. Basic MaterialsSM Index	(58,000)	—	20,000	(38,000)
(619,305)	11/8/2021	UBS AG	0.15%	Dow Jones U.S. Basic MaterialsSM Index	(182,740)	—	155,000	(27,740)
(982,153)					(271,469)
				Total Unrealized Depreciation	(271,469)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

6 :: SBM SHORT BASIC MATERIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 113.8%
Repurchase Agreements (a) — 30.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $69,943,807 (Cost $69,943,797)	$69,943,797	$69,943,797
U.S. Treasury Obligations (b) — 83.8%
U.S. Treasury Bills
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	10,000,000	9,999,949
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.05%, 8/12/2021 (c)	25,000,000	24,999,562
0.03%, 9/23/2021 (c)	10,000,000	9,999,683
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.04%, 11/4/2021 (c)	20,000,000	19,998,700
0.02%, 12/2/2021 (c)	20,000,000	19,997,956
0.05%, 1/27/2022 (c)	10,000,000	9,998,667
0.03%, 4/21/2022 (c)	25,000,000	24,993,737
Total U.S. Treasury Obligations (Cost $194,977,294)		194,986,764
Total Short-Term Investments (Cost $264,921,091)		264,930,561
Total Investments — 113.8% (Cost $264,921,091)		264,930,561
Liabilities in excess of other assets — (13.8%)		(32,106,821)
Net Assets — 100.0%		$232,823,740

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $48,282,324.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,425
Aggregate gross unrealized depreciation	(41,641,226)
Net unrealized depreciation	$(41,630,801)
Federal income tax cost	$264,921,091

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	70	6/18/2021	USD	$12,079,550	$(179,801)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT DOW30SM DOG :: 7

Swap Agreementsa

Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(59,735,948)	12/6/2021	Bank of America NA	(0.20)%	Dow Jones Industrial AverageSM	(14,473,105)	9,420,105	5,053,000	—
(43,679,754)	11/8/2021	BNP Paribas SA	(0.35)%	Dow Jones Industrial AverageSM	(5,509,735)	5,509,735	—	—
(37,395,394)	11/7/2022	Citibank NA	(0.37)%	Dow Jones Industrial AverageSM	(6,454,198)	5,904,198	550,000	—
(10,393,364)	11/8/2021	Goldman Sachs International	(0.26)%	Dow Jones Industrial AverageSM	(1,415,800)	21,800	1,394,000	—
(6,077,183)	11/7/2022	Societe Generale	(0.15)%	Dow Jones Industrial AverageSM	(1,964,768)	1,923,869	1	(40,898)
(63,427,216)	11/8/2021	UBS AG	(0.30)%	Dow Jones Industrial AverageSM	(11,642,864)	11,302,864	340,000	—
(220,708,859)					(41,460,470)
				Total Unrealized Depreciation	(41,460,470)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

8 :: DOG SHORT DOW30SM :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 96.7%
Repurchase Agreements (a) — 96.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $9,526,829 (Cost $9,526,827)	$9,526,827	$9,526,827
Total Investments — 96.7% (Cost $9,526,827)		9,526,827
Other assets less liabilities — 3.3%		327,900
Net Assets — 100.0%		$9,854,727

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,967,458)
Net unrealized depreciation	$(3,967,458)
Federal income tax cost	$9,526,827
Swap Agreements[a]

Short Financials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,861,000)	1/6/2022	Bank of America NA	0.00%	Dow Jones U.S. FinancialsSM Index[f]	(389,919)	—	320,000	(69,919)
(550,357)	1/6/2022	BNP Paribas SA	(0.25)%	Dow Jones U.S. FinancialsSM Index[f]	(234,682)	—	191,000	(43,682)
(1,535,163)	11/7/2022	Citibank NA	(0.21)%	Dow Jones U.S. FinancialsSM Index[f]	(324,104)	—	324,104	—
(2,233,038)	1/6/2022	Goldman Sachs International	(0.31)%	Dow Jones U.S. FinancialsSM Index[f]	(427,397)	—	427,397	—
(1,612,975)	11/7/2022	Morgan Stanley & Co. International plc	0.43%	Dow Jones U.S. FinancialsSM Index[f]	(296,142)	—	282,000	(14,142)
(625,737)	1/6/2022	Societe Generale	(0.15)%	Dow Jones U.S. FinancialsSM Index[f]	(710,381)	—	710,381	—
(1,411,961)	11/8/2021	UBS AG	(0.20)%	Dow Jones U.S. FinancialsSM Index[f]	(1,584,833)	—	1,437,999	(146,834)
(9,830,231)					(3,967,458)
				Total Unrealized Depreciation	(3,967,458)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT FINANCIALS SEF :: 9

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

10 :: SEF SHORT FINANCIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 79.3%
Repurchase Agreements (a) — 79.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,247,805 (Cost $2,247,805)	$2,247,805	$2,247,805
Total Investments — 79.3% (Cost $2,247,805)		2,247,805
Other assets less liabilities — 20.7%		587,545
Net Assets — 100.0%		$2,835,350

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,429
Aggregate gross unrealized depreciation	(948,078)
Net unrealized depreciation	$(925,649)
Federal income tax cost	$2,247,805

Swap Agreementsa,f

Short FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(345,460)	11/9/2022	Bank of America NA	1.40%	iShares® China Large-Cap ETF	22,429	—	—	22,429
(592,542)	11/9/2021	Citibank NA	2.69%	iShares® China Large-Cap ETF	(280,757)	—	280,757	—
(371,430)	11/9/2021	Goldman Sachs International	1.69%	iShares® China Large-Cap ETF	(172,070)	—	148,000	(24,070)
(683,702)	11/9/2021	Societe Generale	1.60%	iShares® China Large-Cap ETF	(466,725)	—	466,725	—
(825,291)	11/9/2021	UBS AG	1.65%	iShares® China Large-Cap ETF	(28,526)	—	28,526	—
(2,818,425)					(925,649)
				Total Unrealized Appreciation	22,429
				Total Unrealized Depreciation	(948,078)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT FTSE CHINA 50 YXI :: 11

Investments	Principal Amount	Value
Short-Term Investments — 70.3%
Repurchase Agreements (a) — 70.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $38,417,520 (Cost $38,417,514)	$38,417,514	$38,417,514
Total Investments — 70.3% (Cost $38,417,514)		38,417,514
Other assets less liabilities — 29.7%		16,267,165
Net Assets — 100.0%		$54,684,679

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,668,355
Aggregate gross unrealized depreciation	(4,179,211)
Net unrealized appreciation	$4,489,144
Federal income tax cost	$38,417,514

Swap Agreementsa,f

Short High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(30,452,641)	11/8/2021	Citibank NA	2.65%	iShares® iBoxx $ High Yield Corporate Bond ETF	(4,179,211)	—	4,179,211	—
(24,170,476)	11/8/2021	Goldman Sachs International	1.94%	iShares® iBoxx $ High Yield Corporate Bond ETF	8,668,355	(8,668,355)	—	—
(54,623,117)					4,489,144
				Total Unrealized Appreciation	8,668,355
				Total Unrealized Depreciation	(4,179,211)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

12 :: SJB SHORT HIGH YIELD :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 98.9%
Repurchase Agreements (a) — 98.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $11,871,855 (Cost $11,871,853)	$11,871,853	$11,871,853
Total Investments — 98.9% (Cost $11,871,853)		11,871,853
Other assets less liabilities — 1.1%		131,665
Net Assets — 100.0%		$12,003,518

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,823,991)
Net unrealized depreciation	$(3,823,991)
Federal income tax cost	$11,871,853

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	3	6/18/2021	USD	$818,010	$(16,349)

Swap Agreementsa

Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,202,801)	12/6/2021	Bank of America NA	(0.20)%	S&P MidCap 400®	(282,338)	—	282,338	—
(1,276,442)	11/8/2021	BNP Paribas SA	(0.20)%	S&P MidCap 400®	(427,820)	—	406,000	(21,820)
(4,830,296)	12/6/2021	Citibank NA	(0.26)%	S&P MidCap 400®	(2,188,726)	—	2,188,726	—
(908,238)	11/7/2022	Morgan Stanley & Co. International plc	0.57%	S&P MidCap 400®	(174,629)	—	157,000	(17,629)
(2,964,727)	1/6/2022	Societe Generale	0.22%	S&P MidCap 400®	(734,129)	—	603,000	(131,129)
(11,182,504)					(3,807,642)
				Total Unrealized Depreciation	(3,807,642)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT MIDCAP400 MYY :: 13

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

14 :: MYY SHORT MIDCAP400 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.3%
Repurchase Agreements (a) — 97.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $9,286,343 (Cost $9,286,342)	$9,286,342	$9,286,342
Total Investments — 97.3% (Cost $9,286,342)		9,286,342
Other assets less liabilities — 2.7%		262,267
Net Assets — 100.0%		$9,548,609

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,148,578)
Net unrealized depreciation	$(2,148,578)
Federal income tax cost	$9,286,342

Swap Agreementsa,f

Short MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(2,010,446)	12/13/2021	Citibank NA	0.34%	iShares® MSCI EAFE ETF	(220,562)	—	154,000	(66,562)
(4,136,317)	11/9/2021	Goldman Sachs International	(0.06)%	iShares® MSCI EAFE ETF	(1,278,558)	—	1,278,558	—
(2,141,943)	11/9/2021	Societe Generale	0.75%	iShares® MSCI EAFE ETF	(411,491)	—	395,000	(16,491)
(1,250,684)	12/13/2021	UBS AG	0.30%	iShares® MSCI EAFE ETF	(237,967)	—	237,967	—
(9,539,390)					(2,148,578)
				Total Unrealized Depreciation	(2,148,578)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT MSCI EAFE EFZ :: 15

Investments	Principal Amount	Value
Short-Term Investments — 90.5%
Repurchase Agreements (a) — 90.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $18,783,389 (Cost $18,783,388)	$18,783,388	$18,783,388
Total Investments — 90.5% (Cost $18,783,388)		18,783,388
Other assets less liabilities — 9.5%		1,963,512
Net Assets — 100.0%		$20,746,900

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,574,695)
Net unrealized depreciation	$(1,574,695)
Federal income tax cost	$18,783,388

Swap Agreementsa,f

Short MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(4,304,460)	11/9/2021	Bank of America NA	0.70%	iShares® MSCI Emerging Markets ETF	(629,577)	—	629,577	—
(6,167,504)	11/9/2022	Citibank NA	0.49%	iShares® MSCI Emerging Markets ETF	(155,239)	—	155,239	—
(3,049,103)	11/9/2022	Goldman Sachs International	1.94%	iShares® MSCI Emerging Markets ETF	(59,270)	—	59,270	—
(622,348)	11/9/2021	Morgan Stanley & Co. International plc	0.15%	iShares® MSCI Emerging Markets ETF	(415,489)	—	414,000	(1,489)
(321,169)	11/9/2021	Societe Generale	1.65%	iShares® MSCI Emerging Markets ETF	(284,917)	—	85,000	(199,917)
(6,231,471)	11/9/2022	UBS AG	1.00%	iShares® MSCI Emerging Markets ETF	(30,203)	—	30,203	—
(20,696,055)					(1,574,695)
				Total Unrealized Depreciation	(1,574,695)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

16 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT MSCI EMERGING MARKETS EUM :: 17

Investments	Principal Amount	Value
Short-Term Investments — 101.3%
Repurchase Agreements (a) — 101.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $3,116,042 (Cost $3,116,040)	$3,116,040	$3,116,040
Total Investments — 101.3% (Cost $3,116,040)		3,116,040
Liabilities in excess of other assets — (1.3%)		(40,926)
Net Assets — 100.0%		$3,075,114

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,717
Aggregate gross unrealized depreciation	(732,193)
Net unrealized depreciation	$(728,476)
Federal income tax cost	$3,116,040

Swap Agreementsa

Short Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(485,380)	1/6/2022	Bank of America NA	0.20%	Dow Jones U.S. Oil & GasSM Index	(287,484)	—	270,000	(17,484)
(396,544)	1/6/2022	Goldman Sachs International	(0.21)%	Dow Jones U.S. Oil & GasSM Index	(122,962)	—	55,000	(67,962)
(146,773)	11/7/2022	Morgan Stanley & Co. International plc	0.66%	Dow Jones U.S. Oil & GasSM Index	(66,408)	—	—	(66,408)
(1,832,084)	11/7/2022	Societe Generale	0.05%	Dow Jones U.S. Oil & GasSM Index	(255,339)	—	255,339	—
(212,434)	11/7/2022	UBS AG	0.05%	Dow Jones U.S. Oil & GasSM Index	3,717	—	—	3,717
(3,073,215)					(728,476)
				Total Unrealized Appreciation	3,717
				Total Unrealized Depreciation	(732,193)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

18 :: DDG SHORT OIL & GAS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT OIL & GAS DDG :: 19

Investments	Principal Amount	Value
Short-Term Investments — 110.5%
Repurchase Agreements (a) — 33.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $197,810,472 (Cost $197,810,440)	$197,810,440	$197,810,440
U.S. Treasury Obligations (b) — 77.3%
U.S. Treasury Bills
0.04%, 6/10/2021 (c)	50,000,000	50,000,062
0.11%, 6/17/2021 (c)	50,000,000	50,000,055
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	10,000,000	9,999,949
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.05%, 7/29/2021 (c)	25,000,000	24,999,799
0.01%, 8/5/2021 (c)	25,000,000	24,999,662
0.05%, 10/7/2021 (c)	20,000,000	19,999,200
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.03%, 11/4/2021 (c)	50,000,000	49,996,750
0.01%, 12/2/2021 (c)	25,000,000	24,997,444
0.02%, 12/30/2021 (c)	10,000,000	9,998,675
0.05%, 1/27/2022 (c)	10,000,000	9,998,667
0.01%, 2/24/2022 (c)	50,000,000	49,993,021
0.06%, 3/24/2022 (c)	10,000,000	9,998,150
0.03%, 4/21/2022 (c)	50,000,000	49,987,475
Total U.S. Treasury Obligations (Cost $459,951,790)		459,967,419
Total Short-Term Investments (Cost $657,762,230)		657,777,859
Total Investments — 110.5% (Cost $657,762,230)		657,777,859
Liabilities in excess of other assets — (10.5%)		(62,249,521)
Net Assets — 100.0%		$595,528,338

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $76,291,049.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,597
Aggregate gross unrealized depreciation	(46,161,980)
Net unrealized depreciation	$(46,142,383)
Federal income tax cost	$657,762,230

Futures Contracts Sold

Short QQQ had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	198	6/18/2021	USD	$54,198,540	$(666,136)

See accompanying notes to the financial statements.

20 :: PSQ SHORT QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(54,294,385)	12/6/2021	Bank of America NA	(0.15)%	NASDAQ-100 Index®	(6,768,048)	6,768,048	—	—
(112,092,517)	11/8/2021	BNP Paribas SA	(0.30)%	NASDAQ-100 Index®	(16,267,095)	15,397,095	870,000	—
(79,121,714)	11/7/2022	Citibank NA	(0.37)%	NASDAQ-100 Index®	(3,855,595)	2,445,595	1,410,000	—
(52,775,183)	11/7/2022	Goldman Sachs International	(0.36)%	NASDAQ-100 Index®	(525,401)	525,401	—	—
(131,636,853)	11/8/2021	J.P. Morgan Securities	(0.21)%	NASDAQ-100 Index®	(3,147,583)	3,147,583	—	—
(36,953,577)	11/7/2022	Morgan Stanley & Co. International plc	0.10%	NASDAQ-100 Index®	(2,834,155)	2,768,216	—	(65,939)
(15,041,474)	11/7/2022	Societe Generale	(0.55)%	NASDAQ-100 Index®	(5,169,232)	5,169,232	—	—
(59,436,790)	11/8/2021	UBS AG	(0.25)%	NASDAQ-100 Index®	(6,924,767)	6,924,767	—	—
(541,352,493)					(45,491,876)
				Total Unrealized Depreciation	(45,491,876)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT QQQ PSQ :: 21

Investments	Principal Amount	Value
Short-Term Investments — 102.8%
Repurchase Agreements (a) — 102.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $7,867,288 (Cost $7,867,287)	$7,867,287	$7,867,287
Total Investments — 102.8% (Cost $7,867,287)		7,867,287
Liabilities in excess of other assets — (2.8%)		(215,711)
Net Assets — 100.0%		$7,651,576

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,181,166)
Net unrealized depreciation	$(2,181,166)
Federal income tax cost	$7,867,287

Swap Agreementsa

Short Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(1,452,082)	12/6/2021	Bank of America NA	(0.45)%	Dow Jones U.S. Real EstateSM Index	(405,898)	—	250,000	(155,898)
(407,677)	1/6/2022	BNP Paribas SA	(0.25)%	Dow Jones U.S. Real EstateSM Index	(230,308)	—	230,308	—
(2,027,052)	11/7/2022	Morgan Stanley & Co. International plc	0.44%	Dow Jones U.S. Real EstateSM Index	(367,148)	—	263,000	(104,148)
(2,066,139)	11/7/2022	Societe Generale	(0.10)%	Dow Jones U.S. Real EstateSM Index	(411,295)	—	297,000	(114,295)
(1,691,294)	11/8/2021	UBS AG	0.15%	Dow Jones U.S. Real EstateSM Index	(766,517)	—	766,517	—
(7,644,244)					(2,181,166)
				Total Unrealized Depreciation	(2,181,166)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

22 :: REK SHORT REAL ESTATE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 110.3%
Repurchase Agreements (a) — 68.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $186,511,742 (Cost $186,511,712)	$186,511,712	$186,511,712
U.S. Treasury Obligations (b) — 42.1%
U.S. Treasury Bills
0.03%, 7/1/2021(c)	25,000,000	24,999,896
0.01%, 7/8/2021(c)	20,000,000	19,999,897
0.12%, 7/15/2021(c)	25,000,000	24,999,847
0.02%, 11/4/2021(c)	25,000,000	24,998,375
0.05%, 1/27/2022(c)	20,000,000	19,997,334
Total U.S. Treasury Obligations (Cost $114,987,252)		114,995,349
Total Short-Term Investments (Cost $301,498,964)		301,507,061
Total Investments — 110.3% (Cost $301,498,964)		301,507,061
Liabilities in excess of other assets — (10.3%)		(28,095,019)
Net Assets — 100.0%		$273,412,042

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $47,297,141.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$219,618
Aggregate gross unrealized depreciation	(28,654,570)
Net unrealized depreciation	$(28,434,952)
Federal income tax cost	$301,498,964

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	227	6/18/2021	USD	$25,748,610	$211,521

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT RUSSELL2000 RWM :: 23

Swap Agreementsa

Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(3,196,979)	11/7/2022	Bank of America NA	0.10%	Russell 2000® Index	(886,286)	—	886,286	—
(60,468,050)	11/8/2021	BNP Paribas SA	0.30%	Russell 2000® Index	(6,092,968)	4,872,968	1,220,000	—
(24,861,104)	12/6/2021	Citibank NA	0.13%	Russell 2000® Index	(3,087,671)	1,917,671	1,170,000	—
(106,796,860)	11/7/2022	Goldman Sachs International	0.19%	Russell 2000® Index	(1,931,777)	1,931,777	—	—
(5,531,749)	11/7/2022	Morgan Stanley & Co. International plc	0.76%	Russell 2000® Index	(1,077)	1,000	—	(77)
(19,458,687)	1/6/2022	Societe Generale	0.30%	Russell 2000® Index	(6,358,802)	6,358,802	—	—
(27,367,547)	11/8/2021	UBS AG	0.40%	Russell 2000® Index	(10,295,989)	10,295,989	—	—
(247,680,976)					(28,654,570)
				Total Unrealized Depreciation	(28,654,570)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

24 :: RWM SHORT RUSSELL2000 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 121.1%
Repurchase Agreements (a) — 18.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $265,491,298 (Cost $265,491,257)	$265,491,257	$265,491,257
U.S. Treasury Obligations (b) — 102.2%
U.S. Treasury Bills
0.03%, 6/3/2021 (c)	100,000,000	100,000,000
0.04%, 6/10/2021 (c)	50,000,000	50,000,063
0.11%, 6/17/2021 (c)	100,000,000	100,000,111
0.03%, 6/24/2021 (c)	100,000,000	100,000,160
0.03%, 7/1/2021 (c)	75,000,000	74,999,687
0.01%, 7/8/2021 (c)	20,000,000	19,999,897
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.04%, 7/22/2021 (c)	100,000,000	100,000,354
0.05%, 7/29/2021 (c)	50,000,000	49,999,597
0.01%, 8/5/2021 (c)	40,000,000	39,999,458
0.08%, 8/12/2021 (c)	100,000,000	99,998,250
0.12%, 9/9/2021 (c)	125,000,000	124,997,396
0.05%, 10/7/2021 (c)	50,000,000	49,998,000
0.01%, 10/21/2021 (c)	50,000,000	49,997,535
0.03%, 11/4/2021 (c)	100,000,000	99,993,500
0.03%, 11/12/2021 (c)	50,000,000	49,996,584
0.02%, 12/2/2021 (c)	50,000,000	49,994,889
0.02%, 12/30/2021 (c)	50,000,000	49,993,375
0.05%, 1/27/2022 (c)	20,000,000	19,997,333
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.03%, 2/24/2022 (c)	$45,000,000	$44,993,719
0.04%, 3/24/2022 (c)	60,000,000	59,988,900
0.04%, 4/21/2022 (c)	75,000,000	74,981,213
Total U.S. Treasury Obligations (Cost $1,434,820,921)		1,434,929,868
Total Short-Term Investments (Cost $1,700,312,178)		1,700,421,125
Total Investments — 121.1% (Cost $1,700,312,178)		1,700,421,125
Liabilities in excess of other assets — (21.1%)		(295,700,815)
Net Assets — 100.0%		$1,404,720,310

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $344,906,452.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,113
Aggregate gross unrealized depreciation	(270,337,378)
Net unrealized depreciation	$(270,226,265)
Federal income tax cost	$1,700,312,178

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	431	6/18/2021	USD	$90,561,720	$(3,680,340)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT S&P500®SH :: 25

Swap Agreementsa

Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(487,407,697)	12/6/2021	Bank of America NA	(0.15)%	S&P 500®	(102,776,769)	102,776,769	—	—
		BNP
(109,529,678)	11/8/2021	Paribas SA	(0.35)%	S&P 500®	(38,679,084)	38,679,084	—	—
(126,560,527)	11/7/2022	Citibank NA	(0.37)%	S&P 500®	(22,307,200)	19,007,200	3,300,000	—
(137,743,460)	11/7/2022	Goldman Sachs International	(0.41)%	S&P 500®	(14,102,907)	14,102,907	—	—
(69,990,023)	11/8/2021	J.P. Morgan Securities	(0.21)%	S&P 500®	(5,325,360)	5,325,360	—	—
(86,121,193)	11/7/2022	Morgan Stanley & Co. International plc	0.39%	S&P 500®	(4,775,226)	4,775,226	—	—
(178,376,183)	11/7/2022	Societe Generale	(0.15)%	S&P 500®	(23,213,905)	23,213,905	—	—
(118,117,447)	11/8/2021	UBS AG	(0.25)%	S&P 500®	(55,474,421)	55,474,421	—	—
(1,313,846,208)					(266,654,872)
				Total Unrealized Depreciation	(266,654,872)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

26 :: SH SHORT S&P500® :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 102.4%
Repurchase Agreements (a) — 102.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $4,774,853 (Cost $4,774,852)	$4,774,852	$4,774,852
Total Investments — 102.4% (Cost $4,774,852)		4,774,852
Liabilities in excess of other assets — (2.4%)		(113,026)
Net Assets — 100.0%		$4,661,826

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,130,928)
Net unrealized depreciation	$(1,130,928)
Federal income tax cost	$4,774,852

Swap Agreementsa

Short SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(901,365)	11/7/2022	Bank of America NA	(0.02)%	S&P SmallCap 600®	(194,241)	—	171,000	(23,241)
(958,986)	12/6/2021	Citibank NA	(0.21)%	S&P SmallCap 600®	(480,323)	—	480,323	—
(599,538)	11/7/2022	Morgan Stanley & Co. International plc	0.60%	S&P SmallCap 600®	(176,945)	—	157,000	(19,945)
(983,681)	11/7/2022	Societe Generale	0.30%	S&P SmallCap 600®	(126,491)	—	20,000	(106,491)
(1,216,911)	11/7/2022	UBS AG	0.05%	S&P SmallCap 600®	(152,928)	—	117,000	(35,928)
(4,660,481)					(1,130,928)
				Total Unrealized Depreciation	(1,130,928)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: SHORT SMALLCAP600 SBB :: 27

Investments	Principal Amount	Value
U.S. Treasury Obligations — 84.2%
U.S. Treasury Bonds
5.50%, 8/15/2028	$99,000	$128,081
5.25%, 11/15/2028	136,000	174,399
5.25%, 2/15/2029	90,000	115,805
6.13%, 8/15/2029	72,000	98,735
6.25%, 5/15/2030 (a)	123,000	172,815
5.38%, 2/15/2031	141,000	190,163
U.S. Treasury Notes
2.88%, 8/15/2028	1,135,000	1,259,673
3.13%, 11/15/2028	1,096,000	1,236,596
2.63%, 2/15/2029	1,084,000	1,184,693
2.38%, 5/15/2029	896,000	962,220
1.63%, 8/15/2029	783,000	795,357
1.75%, 11/15/2029 (a)	584,000	598,418
1.50%, 2/15/2030 (a)	1,036,000	1,037,133
0.63%, 5/15/2030	1,396,000	1,290,864
0.63%, 8/15/2030	1,838,000	1,692,683
0.88%, 11/15/2030 (a)	2,006,000	1,885,169
1.13%, 2/15/2031 (a)	2,070,000	1,984,289
1.63%, 5/15/2031	726,000	728,212
Total U.S. Treasury Obligations (Cost $15,425,437)		15,535,305
	Shares
Securities Lending Reinvestments (b) — 6.0%
Investment Companies — 6.0%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,113,578)	1,113,578	1,113,578
Investments	Principal Amount	Value
Short-Term Investments — 11.6%
Repurchase Agreements (c) — 11.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,140,197 (Cost $2,140,197)	$2,140,197	$2,140,197
Total Investments — 101.8% (Cost $18,679,212)		18,789,080
Liabilities in excess of other assets — (1.8%)		(325,330)
Net Assets — 100.0%		$18,463,750

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $4,987,840, collateralized in the form of cash with a value of $1,113,578 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,977,675 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from August 15, 2021 — April 20, 2071. The total value of collateral is $5,091,253.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,113,578.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$659,439
Aggregate gross unrealized depreciation	(396,350)
Net unrealized appreciation	$263,089
Federal income tax cost	$18,685,283

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	2	9/21/2021	USD	$263,875	$216

See accompanying notes to the financial statements.

28 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
4,936,703	2/7/2022	Citibank NA	(0.05)%	ICE U.S. Treasury 7-10 Year Bond Index	1,895	—	—	1,895
16,120,745	2/7/2022	Goldman Sachs International	(0.05)%	ICE U.S. Treasury 7-10 Year Bond Index	157,181	—	—	157,181
21,057,448					159,076
				Total Unrealized Appreciation	159,076

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA 7-10 YEAR TREASURY UST :: 29

Investments	Principal Amount	Value
U.S. Treasury Obligations — 33.3%
U.S. Treasury Bonds
3.75%, 8/15/2041	$82,600	$104,437
3.13%, 11/15/2041	86,100	99,795
3.13%, 2/15/2042	99,900	115,946
3.00%, 5/15/2042	85,100	96,828
2.75%, 8/15/2042	113,600	124,330
2.75%, 11/15/2042	152,100	166,312
3.13%, 2/15/2043	139,800	162,201
2.88%, 5/15/2043	204,800	228,480
3.63%, 8/15/2043	164,500	205,844
3.75%, 11/15/2043	160,600	204,828
3.63%, 2/15/2044	204,300	256,269
3.38%, 5/15/2044	190,700	230,538
3.13%, 8/15/2044	207,200	241,016
3.00%, 11/15/2044	190,600	217,210
2.50%, 2/15/2045	225,300	235,509
3.00%, 5/15/2045	183,100	208,777
2.88%, 8/15/2045	188,600	210,716
3.00%, 11/15/2045	100,900	115,294
2.50%, 2/15/2046	210,800	220,220
2.50%, 5/15/2046	205,100	214,249
2.25%, 8/15/2046	221,100	220,185
2.88%, 11/15/2046	187,500	209,883
3.00%, 2/15/2047	196,900	225,620
3.00%, 5/15/2047	147,800	169,427
2.75%, 8/15/2047	213,600	233,992
2.75%, 11/15/2047	219,500	240,455
3.00%, 2/15/2048	252,600	289,898
3.13%, 5/15/2048	266,200	312,660
3.00%, 8/15/2048	291,600	335,112
3.38%, 11/15/2048	297,800	366,294
3.00%, 2/15/2049	312,700	360,118
2.88%, 5/15/2049	310,600	349,813
2.25%, 8/15/2049	316,900	314,771
2.38%, 11/15/2049	271,600	277,244
2.00%, 2/15/2050	335,600	315,412
1.25%, 5/15/2050	387,100	301,122
1.38%, 8/15/2050 (a)	460,900	370,412
1.63%, 11/15/2050 (a)	481,000	412,495
1.88%, 2/15/2051 (a)	496,000	452,406
2.38%, 5/15/2051	181,000	185,101
Total U.S. Treasury Obligations (Cost $11,614,565)		9,601,219
Investments	Shares	Value
Securities Lending Reinvestments (b) — 1.3%
Investment Companies — 1.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $376,445)	376,445	$376,445
	Principal Amount
Short-Term Investments — 62.0%
Repurchase Agreements (c) — 62.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $17,845,056 (Cost $17,845,051)	$17,845,051	17,845,051
Total Investments — 96.6% (Cost $29,836,061)		27,822,715
Other assets less liabilities — 3.4%		974,704
Net Assets — 100.0%		$28,797,419

(a)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $788,526, collateralized in the form of cash with a value of $376,445 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $427,775 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from June 17, 2021 - April 20, 2071. The total value of collateral is $804,220.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $376,445.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$673,666
Aggregate gross unrealized depreciation	(2,065,952)
Net unrealized depreciation	$(1,392,286)
Federal income tax cost	$29,847,162

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	6	9/21/2021	USD	$939,188	$1,116

See accompanying notes to the financial statements.

30 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
20,851,124	2/7/2022	Bank of America NA	0.00%	ICE U.S. Treasury 20+ Year Bond Index	436,909	(436,909)	—	—
15,474,190	2/7/2022	Citibank NA	(0.05)%	ICE U.S. Treasury 20+ Year Bond Index	30,134	—	(10,000)	20,134
11,022,123	2/7/2022	Societe Generale	0.20%	ICE U.S. Treasury 20+ Year Bond Index	164,002	—	—	164,002
47,347,437					631,045
				Total Unrealized Appreciation	631,045

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA 20+ YEAR TREASURY UBT :: 31

Investments	Shares	Value
Common Stocks (a) — 81.0%
Chemicals — 63.0%
Air Products and Chemicals, Inc.	21,484	$6,437,895
Albemarle Corp.	11,324	1,892,014
Ashland Global Holdings, Inc.	5,304	503,031
Axalta Coating Systems Ltd.*	20,223	656,034
Celanese Corp.	11,082	1,833,517
CF Industries Holdings, Inc.	20,780	1,104,873
Chemours Co. (The)	16,032	576,030
Corteva, Inc.	72,242	3,287,011
Dow, Inc.	72,356	4,950,597
DuPont de Nemours, Inc.	52,272	4,421,688
Eastman Chemical Co.	13,192	1,654,277
Ecolab, Inc.	24,144	5,192,892
Element Solutions, Inc.	21,115	493,880
FMC Corp.	12,559	1,465,510
Huntsman Corp.	19,313	548,103
Ingevity Corp.*	3,938	324,137
International Flavors & Fragrances, Inc.	24,152	3,421,614
Linde plc	50,768	15,260,861
LyondellBasell Industries NV, Class A	24,976	2,812,797
Mosaic Co. (The)	33,498	1,210,618
NewMarket Corp.	706	242,320
PPG Industries, Inc.	23,003	4,134,099
RPM International, Inc.	12,629	1,181,190
Scotts Miracle-Gro Co. (The)	3,946	857,742
Valvoline, Inc.	17,617	581,361
W R Grace & Co.	6,042	413,998
Westlake Chemical Corp.	3,346	337,511
		65,795,600
Metals & Mining — 18.0%
Alcoa Corp.*	18,082	717,313
Commercial Metals Co.	11,652	366,688
Freeport-McMoRan, Inc.	141,621	6,050,049
Newmont Corp.	77,702	5,709,543
Nucor Corp.	28,941	2,967,610
Reliance Steel & Aluminum Co.	6,175	1,037,832
Investments	Shares	Value
Common Stocks (a) (continued)
Royal Gold, Inc.	6,370	$788,415
Steel Dynamics, Inc.	19,464	1,215,138
		18,852,588
Total Common Stocks (Cost $74,588,289)		84,648,188
	Principal Amount
Short-Term Investments — 2.7%
Repurchase Agreements (b) — 2.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,777,816 (Cost $2,777,814)	$2,777,814	2,777,814
Total Investments — 83.7% (Cost $77,366,103)		87,426,002
Other assets less liabilities — 16.3%		17,050,603
Net Assets — 100.0%		$104,476,605

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $17,023,236.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,745,138
Aggregate gross unrealized depreciation	(223,007)
Net unrealized appreciation	$23,522,131
Federal income tax cost	$78,071,452

See accompanying notes to the financial statements.

32 :: UYM ULTRA BASIC MATERIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,584,154	1/6/2022	Bank of America NA	0.40%	iShares® U.S. Basic Materials ETF	1,328,081
24,524,690	1/6/2022	Bank of America NA	0.35%	Dow Jones U.S. Basic MaterialsSM Index	3,496,526
32,108,844					4,824,607	(4,824,607)	—	—
9,047,672	12/6/2021	Citibank NA	0.36%	Dow Jones U.S. Basic MaterialsSM Index	1,895,748	—	(1,770,000)	125,748
2,348,430	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. Basic MaterialsSM Index	413,889
14,047,601	1/6/2022	Goldman Sachs International	0.09%	iShares® U.S. Basic Materials ETF	1,730,729
16,396,031					2,144,618	(1,963,010)	—	181,608
169,105	11/7/2022	Morgan Stanley & Co. International plc	0.11%	Dow Jones U.S. Basic MaterialsSM Index	22,735
2,123,939	11/7/2022	Morgan Stanley & Co. International plc	0.30%	iShares® U.S. Basic Materials ETF	284,679
2,293,044					307,414	(271,000)	—	36,414
32,051,538	11/7/2022	Societe Generale	0.60%	Dow Jones U.S. Basic MaterialsSM Index	853,334	(853,334)	—	—
32,702,200	11/8/2021	UBS AG	0.45%	Dow Jones U.S. Basic MaterialsSM Index	4,141,860	—	(4,130,000)	11,860
124,599,329					14,167,581
				Total Unrealized Appreciation	14,167,581

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA BASIC MATERIALS UYM :: 33

Investments	Shares	Value
Common Stocks (a) — 68.5%
Auto Components — 1.7%
Aptiv plc*	766	$115,222
Autoliv, Inc.	223	23,645
BorgWarner, Inc.	678	34,774
Gentex Corp.	692	24,566
Lear Corp.	156	30,164
		228,371
Automobiles — 13.2%
Ford Motor Co.*	11,080	160,992
General Motors Co.*	3,595	213,220
Harley-Davidson, Inc.	436	21,133
Tesla, Inc.*	2,178	1,361,729
Thor Industries, Inc.	158	19,434
		1,776,508
Beverages — 11.6%
Boston Beer Co., Inc. (The), Class A*	26	27,512
Brown-Forman Corp., Class B	518	41,626
Coca-Cola Co. (The)	10,995	607,914
Constellation Brands, Inc., Class A	482	115,545
Keurig Dr Pepper, Inc.	1,636	60,467
Molson Coors Beverage Co., Class B*	534	31,143
Monster Beverage Corp.*	1,049	98,889
National Beverage Corp.	67	3,345
PepsiCo, Inc.	3,912	578,741
		1,565,182
Distributors — 0.8%
Genuine Parts Co.	410	53,759
Pool Corp.	114	49,767
		103,526
Entertainment — 3.3%
Activision Blizzard, Inc.	2,197	213,659
Electronic Arts, Inc.	816	116,631
Playtika Holding Corp.*	198	5,431
ROBLOX Corp., Class A*(b)	112	10,502
Take-Two Interactive Software, Inc.*	327	60,678
Zynga, Inc., Class A*	2,857	30,970
		437,871
Food & Staples Retailing — 0.3%
Performance Food Group Co.*	380	19,050
US Foods Holding Corp.*	627	24,415
		43,465
Food Products — 8.7%
Archer-Daniels-Midland Co.	1,584	105,383
Beyond Meat, Inc.*(b)	142	20,650
Bunge Ltd.	397	34,468
Investments	Shares	Value
Common Stocks (a) (continued)
Campbell Soup Co.	576	$28,034
Conagra Brands, Inc.	1,386	52,807
Darling Ingredients, Inc.*	462	31,628
Flowers Foods, Inc.	559	13,466
General Mills, Inc.	1,734	108,999
Hain Celestial Group, Inc. (The)*	233	9,497
Hershey Co. (The)	415	71,816
Hormel Foods Corp.	796	38,638
Ingredion, Inc.	191	18,132
J M Smucker Co. (The)	311	41,453
Kellogg Co.	723	47,349
Kraft Heinz Co. (The)	1,839	80,162
Lamb Weston Holdings, Inc.	416	34,316
Lancaster Colony Corp.	56	10,453
McCormick & Co., Inc. (Non-Voting)	706	62,876
Mondelez International, Inc., Class A	4,005	254,438
Pilgrim's Pride Corp.*	138	3,318
Post Holdings, Inc.*	170	19,640
Seaboard Corp.	1	3,665
TreeHouse Foods, Inc.*	159	7,745
Tyson Foods, Inc., Class A	837	66,541
		1,165,474
Household Durables — 3.3%
DR Horton, Inc.	939	89,477
Helen of Troy Ltd.*(b)	69	14,523
Leggett & Platt, Inc.	378	20,801
Lennar Corp., Class A	779	77,129
Lennar Corp., Class B	44	3,446
Mohawk Industries, Inc.*	167	35,184
Newell Brands, Inc.	1,071	30,727
NVR, Inc.*	10	48,872
PulteGroup, Inc.	755	43,632
Tempur Sealy International, Inc.	542	20,867
Toll Brothers, Inc.	318	20,746
Whirlpool Corp.	177	41,965
		447,369
Household Products — 10.4%
Church & Dwight Co., Inc.	696	59,668
Clorox Co. (The)	357	63,092
Colgate-Palmolive Co.	2,407	201,658
Energizer Holdings, Inc.	166	7,643
Kimberly-Clark Corp.	959	125,274
Procter & Gamble Co. (The)	6,982	941,523
Reynolds Consumer Products, Inc.	155	4,672
		1,403,530
Leisure Products — 1.4%
Brunswick Corp.	221	22,593
Hasbro, Inc.	362	34,741
Mattel, Inc.*	988	20,955

See accompanying notes to the financial statements.

34 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Peloton Interactive, Inc., Class A*	747	$82,402
Polaris, Inc.	165	21,651
		182,342
Machinery — 0.7%
Stanley Black & Decker, Inc.	456	98,861
Personal Products — 1.6%
Coty, Inc., Class A*	805	7,173
Estee Lauder Cos., Inc. (The), Class A	652	199,851
Herbalife Nutrition Ltd.*	248	13,037
		220,061
Textiles, Apparel & Luxury Goods — 6.4%
Carter's, Inc.	125	12,780
Columbia Sportswear Co.	88	9,040
Deckers Outdoor Corp.*	80	26,835
Hanesbrands, Inc.	988	19,306
Levi Strauss & Co., Class A	218	5,834
Lululemon Athletica, Inc.*	337	108,895
NIKE, Inc., Class B	3,605	491,938
PVH Corp.*	202	23,194
Ralph Lauren Corp.*	138	17,123
Skechers USA, Inc., Class A*	387	18,382
Tapestry, Inc.*	788	35,373
Under Armour, Inc., Class A*	534	12,058
Under Armour, Inc., Class C*	553	10,540
VF Corp.	911	72,625
		863,923
Tobacco — 5.1%
Altria Group, Inc.	5,271	259,439
Philip Morris International, Inc.	4,416	425,835
		685,274
Total Common Stocks (Cost $8,273,981)		9,221,757
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $25,738)	25,738	25,738
Investments	Principal Amount	Value
Short-Term Investments — 7.2%
Repurchase Agreements (d) — 7.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $973,124 (Cost $973,124)	$973,124	$973,124
Total Investments — 75.9% (Cost $9,272,843)		10,220,619
Other assets less liabilities — 24.1%		3,242,537
Net Assets — 100.0%		$13,463,156

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $5,481,129.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $29,944, collateralized in the form of cash with a value of $25,738 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $4,889 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $30,627.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $25,738.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,418,776
Aggregate gross unrealized depreciation	(328,524)
Net unrealized appreciation	$4,090,252
Federal income tax cost	$9,281,803

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA CONSUMER GOODS UGE :: 35

Swap Agreementsa

Ultra Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,340,281	12/15/2021	Bank of America NA	0.35%	Dow Jones U.S. Consumer GoodsSM Index	504,300
1,885,045	1/6/2022	Bank of America NA	0.10%	iShares® U.S. Consumer Goods ETF	90,233
3,225,326					594,533	(594,533)	—	—
7,285,837	11/7/2022	Citibank NA	0.36%	Dow Jones U.S. Consumer GoodsSM Index	249,951	—	(249,951)	—
1,100,731	11/8/2021	Credit Suisse International	0.65%	Dow Jones U.S. Consumer GoodsSM Index	393,277	—	(260,000)	133,277
949,095	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. Consumer GoodsSM Index	50,516	—	—	50,516
652,218	11/7/2022	Morgan Stanley & Co. International plc	0.60%	Dow Jones U.S. Consumer GoodsSM Index	26,944
2,507,655	11/7/2022	Morgan Stanley & Co. International plc	0.20%	iShares® U.S. Consumer Goods ETF	95,397
3,159,873					122,341	(19,000)	—	103,341
763,661	12/15/2021	Societe Generale	0.60%	Dow Jones U.S. Consumer GoodsSM Index	526,979	(526,979)	—	—
1,247,800	11/8/2021	UBS AG	0.45%	Dow Jones U.S. Consumer GoodsSM Index	1,213,839	—	(1,073,000)	140,839
17,732,323					3,151,436
				Total Unrealized Appreciation	3,151,436

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

36 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 74.2%
Airlines — 1.6%
Alaska Air Group, Inc.*	534	$36,953
American Airlines Group, Inc.*(b)	2,751	66,684
Delta Air Lines, Inc.*	2,742	130,739
JetBlue Airways Corp.*	1,359	27,316
Southwest Airlines Co.*	2,539	156,047
United Airlines Holdings, Inc.*	1,370	79,939
		497,678
Commercial Services & Supplies — 0.6%
Copart, Inc.*	892	115,077
IAA, Inc.*	578	32,928
Rollins, Inc.	953	32,488
		180,493
Distributors — 0.2%
LKQ Corp.*	1,199	61,101
Diversified Consumer Services — 0.7%
Bright Horizons Family Solutions, Inc.*	261	36,078
Chegg, Inc.*	603	46,377
frontdoor, Inc.*	368	19,762
Grand Canyon Education, Inc.*	202	18,370
H&R Block, Inc.	789	19,583
Service Corp. International	729	38,651
Terminix Global Holdings, Inc.*(b)	568	28,025
		206,846
Entertainment — 8.4%
Liberty Media Corp.-Liberty Formula One, Class A*	112	4,484
Liberty Media Corp.-Liberty Formula One, Class C*	875	39,069
Live Nation Entertainment, Inc.*	617	55,598
Madison Square Garden Sports Corp., Class A*	74	13,693
Netflix, Inc.*	1,901	955,842
Roku, Inc.*	477	165,381
Walt Disney Co. (The)*	7,798	1,393,113
Warner Music Group Corp., Class A	382	13,710
World Wrestling Entertainment, Inc., Class A	203	11,335
		2,652,225
Food & Staples Retailing — 6.7%
Albertsons Cos., Inc., Class A(b)	201	3,857
BJ's Wholesale Club Holdings, Inc.*	591	26,471
Casey's General Stores, Inc.	159	35,114
Costco Wholesale Corp.	1,900	718,713
Kroger Co. (The)	3,272	120,999
Sprouts Farmers Market, Inc.*	507	13,486
Investments	Shares	Value
Common Stocks (a) (continued)
Sysco Corp.	2,195	$177,795
Walgreens Boots Alliance, Inc.	3,081	162,245
Walmart, Inc.	5,959	846,357
		2,105,037
Health Care Providers & Services — 0.4%
AmerisourceBergen Corp.	634	72,745
Cardinal Health, Inc.	1,262	70,761
		143,506
Hotels, Restaurants & Leisure — 11.1%
Airbnb, Inc., Class A*	316	44,366
Aramark	1,091	40,749
Booking Holdings, Inc.*	175	413,271
Boyd Gaming Corp.*	347	22,343
Carnival Corp.*	3,429	101,361
Chipotle Mexican Grill, Inc.*	120	164,638
Choice Hotels International, Inc.*	124	14,993
Churchill Downs, Inc.	148	29,530
Cracker Barrel Old Country Store, Inc.	101	15,930
Darden Restaurants, Inc.	561	80,352
Domino's Pizza, Inc.	165	70,434
DraftKings, Inc., Class A*	1,383	69,081
Expedia Group, Inc.*	594	105,108
Hilton Worldwide Holdings, Inc.*	1,193	149,447
Hyatt Hotels Corp., Class A*	156	12,180
Las Vegas Sands Corp.*	1,410	81,428
Marriott International, Inc., Class A*	1,143	164,112
Marriott Vacations Worldwide Corp.*	175	30,151
McDonald's Corp.	3,203	749,150
MGM Resorts International	1,766	75,708
Norwegian Cruise Line Holdings Ltd.*(b)	1,563	49,860
Planet Fitness, Inc., Class A*	354	27,885
Royal Caribbean Cruises Ltd.*	939	87,581
Starbucks Corp.	5,059	576,119
Texas Roadhouse, Inc.	282	28,400
Vail Resorts, Inc.*	173	56,550
Wendy's Co. (The)	770	17,879
Wyndham Hotels & Resorts, Inc.	401	30,099
Wynn Resorts Ltd.*	452	59,605
Yum! Brands, Inc.	1,289	154,641
		3,522,951
Interactive Media & Services — 0.6%
Pinterest, Inc., Class A*	2,287	149,341
TripAdvisor, Inc.*	414	17,988
ZoomInfo Technologies, Inc., Class A*	401	17,576
		184,905

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA CONSUMER SERVICES UCC :: 37

Investments	Shares	Value
Common Stocks (a) (continued)
Internet & Direct Marketing Retail — 19.1%
Amazon.com, Inc.*	1,839	$5,927,225
Qurate Retail, Inc., Series A	1,635	22,285
Wayfair, Inc., Class A*(b)	314	96,253
		6,045,763
IT Services — 0.0%(c)
LiveRamp Holdings, Inc.*	290	14,570
Media — 7.7%
Altice USA, Inc., Class A*(b)	1,050	37,863
Cable One, Inc.	25	45,389
Charter Communications, Inc., Class A*(b)	610	423,663
Comcast Corp., Class A	19,644	1,126,387
Discovery, Inc., Class A*(b)	698	22,413
Discovery, Inc., Class C*	1,245	37,412
DISH Network Corp., Class A*	1,063	46,262
Fox Corp., Class A	1,437	53,672
Fox Corp., Class B	662	24,017
Interpublic Group of Cos., Inc. (The)	1,680	56,599
Liberty Broadband Corp., Class A*	100	16,206
Liberty Broadband Corp., Class C*	910	151,324
Liberty Media Corp.-Liberty SiriusXM, Class A*	350	15,281
Liberty Media Corp.-Liberty SiriusXM, Class C*	739	32,154
New York Times Co. (The), Class A	624	26,720
News Corp., Class A	1,681	45,370
News Corp., Class B	524	13,462
Nexstar Media Group, Inc., Class A	186	28,255
Omnicom Group, Inc.	924	75,990
Sirius XM Holdings, Inc.(b)	4,982	31,137
TEGNA, Inc.	944	18,304
ViacomCBS, Inc.	2,523	107,026
ViacomCBS, Inc., Class A	45	2,094
		2,437,000
Multiline Retail — 2.7%
Dollar General Corp.	1,051	213,311
Dollar Tree, Inc.*	1,012	98,670
Kohl's Corp.	677	37,567
Ollie's Bargain Outlet Holdings, Inc.*(b)	244	21,091
Target Corp.	2,152	488,332
		858,971
Professional Services — 0.5%
IHS Markit Ltd.	1,602	168,707
Investments	Shares	Value
Common Stocks (a) (continued)
Road & Rail — 1.3%
AMERCO	38	$21,851
Lyft, Inc., Class A*	1,100	62,799
Uber Technologies, Inc.*	6,307	320,585
		405,235
Specialty Retail — 12.6%
Aaron's Co., Inc. (The)	147	5,288
Advance Auto Parts, Inc.	282	53,504
AutoNation, Inc.*	237	24,205
AutoZone, Inc.*	95	133,627
Best Buy Co., Inc.	991	115,194
Burlington Stores, Inc.*	286	92,484
CarMax, Inc.*	699	80,518
Carvana Co.*(b)	267	70,779
Dick's Sporting Goods, Inc.	283	27,601
Five Below, Inc.*	241	44,373
Floor & Decor Holdings, Inc., Class A*	449	44,141
Foot Locker, Inc.	449	28,417
Gap, Inc. (The)	885	29,603
Home Depot, Inc. (The)	4,626	1,475,278
L Brands, Inc.*	1,005	70,219
Lithia Motors, Inc., Class A	128	45,055
Lowe's Cos., Inc.	3,141	611,961
Murphy USA, Inc.	109	14,694
National Vision Holdings, Inc.*	350	17,385
O'Reilly Automotive, Inc.*	301	161,071
Penske Automotive Group, Inc.	138	11,811
RH*	71	45,515
Ross Stores, Inc.	1,530	193,377
TJX Cos., Inc. (The)	5,160	348,506
Tractor Supply Co.	499	90,668
Ulta Beauty, Inc.*	243	83,922
Williams-Sonoma, Inc.	329	55,779
		3,974,975
Total Common Stocks (Cost $22,382,066)		23,459,963
Securities Lending Reinvestments (d) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $26,536)	26,536	26,536

See accompanying notes to the financial statements.

38 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 7.5%
Repurchase Agreements (e) — 7.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,375,280 (Cost $2,375,280)	$2,375,280	$2,375,280
Total Investments — 81.8% (Cost $24,783,882)		25,861,779
Other assets less liabilities — 18.2%		5,760,283
Net Assets — 100.0%		$31,622,062

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $7,748,666.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $174,952, collateralized in the form of cash with a value of $26,536 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $154,252 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $180,788.

(c)  Represents less than 0.05% of net assets.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $26,536.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,583,016
Aggregate gross unrealized depreciation	(756,687)
Net unrealized appreciation	$5,826,329
Federal income tax cost	$24,864,724

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA CONSUMER SERVICES UCC :: 39

Swap Agreementsa

Ultra Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
4,701,644	1/6/2022	Bank of America NA	0.40%	Dow Jones U.S. Consumer ServicesSM Index	538,016	(538,016)	—	—
4,816,318	1/6/2022	BNP Paribas SA	0.55%	Dow Jones U.S. Consumer ServicesSM Index	(363,880)	358,017	5,863	—
7,800,990	11/7/2022	Citibank NA	0.36%	Dow Jones U.S. Consumer ServicesSM Index	640,520	—	(640,000)	520
16,417,267	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. Consumer ServicesSM Index	582,598	(536,480)	—	46,118
1,228,428	11/7/2022	Morgan Stanley & Co. International plc	0.70%	Dow Jones U.S. Consumer ServicesSM Index	85,845	—	—	85,845
3,613,024	11/7/2022	Societe Generale	0.60%	Dow Jones U.S. Consumer ServicesSM Index	584,926	(584,926)	—	—
1,259,846	11/8/2021	UBS AG	0.45%	Dow Jones U.S. Consumer ServicesSM Index	2,761,249	—	(2,659,000)	102,249
39,837,517					4,829,274
				Total Unrealized Appreciation	5,193,154
				Total Unrealized Depreciation	(363,880)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

40 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 74.2%
Aerospace & Defense — 3.5%
Boeing Co. (The)*	70,519	$17,419,603
Banks — 2.3%
JPMorgan Chase & Co.	70,519	11,582,041
Beverages — 0.8%
Coca-Cola Co. (The)	70,521	3,899,106
Biotechnology — 3.4%
Amgen, Inc.	70,519	16,779,291
Capital Markets — 5.3%
Goldman Sachs Group, Inc. (The)	70,519	26,234,478
Chemicals — 1.0%
Dow, Inc.	70,518	4,824,842
Communications Equipment — 0.7%
Cisco Systems, Inc.	70,521	3,730,561
Consumer Finance — 2.3%
American Express Co.	70,519	11,292,208
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	70,520	3,983,675
Entertainment — 2.5%
Walt Disney Co. (The)*	70,516	12,597,683
Food & Staples Retailing — 2.7%
Walgreens Boots Alliance, Inc.	70,524	3,713,794
Walmart, Inc.	70,517	10,015,529
		13,729,323
Health Care Providers & Services — 5.8%
UnitedHealth Group, Inc.	70,519	29,048,187
Hotels, Restaurants & Leisure — 3.3%
McDonald's Corp.	70,519	16,493,689
Household Products — 1.9%
Procter & Gamble Co. (The)	70,517	9,509,217
Investments	Shares	Value
Common Stocks (a) (continued)
Industrial Conglomerates — 6.1%
3M Co.	70,517	$14,317,772
Honeywell International, Inc.	70,519	16,283,542
		30,601,314
Insurance — 2.3%
Travelers Cos., Inc. (The)	70,519	11,261,884
IT Services — 5.2%
International Business Machines Corp.	70,517	10,136,113
Visa, Inc., Class A	70,519	16,028,969
		26,165,082
Machinery — 3.4%
Caterpillar, Inc.	70,523	17,001,685
Oil, Gas & Consumable Fuels — 1.5%
Chevron Corp.	70,518	7,319,063
Pharmaceuticals — 3.5%
Johnson & Johnson	70,518	11,935,172
Merck & Co., Inc.	70,518	5,351,611
		17,286,783
Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	70,518	4,027,988
Software — 6.9%
Microsoft Corp.	70,519	17,607,184
salesforce.com, Inc.*	70,518	16,790,336
		34,397,520
Specialty Retail — 4.5%
Home Depot, Inc. (The)	70,519	22,489,214
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	70,517	8,787,123
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	70,517	9,622,750
Total Common Stocks (Cost $348,320,539)		370,084,310

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA DOW30SM DDM :: 41

Investments	Principal Amount	Value
Short-Term Investments — 8.2%
Repurchase Agreements (b) — 8.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $40,771,630 (Cost $40,771,624)	$40,771,624	$40,771,624
Total Investments — 82.4% (Cost $389,092,163)		410,855,934
Other assets less liabilities — 17.6%		87,464,488
Net Assets — 100.0%		$498,320,422

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $47,106,238.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,624,131
Aggregate gross unrealized depreciation	(8,033,553)
Net unrealized appreciation	$104,590,578
Federal income tax cost	$389,127,845

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	171	6/18/2021	USD	$29,508,615	$1,269,693

Swap Agreementsa

Ultra Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
94,921,458	11/8/2021	Bank of America NA	0.40%	Dow Jones Industrial AverageSM	10,824,736	(10,817,695)	—	7,041
134,906,561	11/8/2021	BNP Paribas SA	0.65%	Dow Jones Industrial AverageSM	12,857,548	(12,602,488)	—	255,060
46,476,640	11/7/2022	Citibank NA	0.55%	Dow Jones Industrial AverageSM	2,061,670	—	(1,850,036)	211,634
64,915,366	11/8/2021	Credit Suisse International	0.70%	Dow Jones Industrial AverageSM	30,579,530	—	(30,280,000)	299,530
132,732,790	11/7/2022	Morgan Stanley & Co. International plc	0.48%	SPDR® Dow Jones Industrial AverageSM ETF Trust	11,368,893	(11,195,000)	—	173,893
16,677,724	11/7/2022	Societe Generale	0.45%	Dow Jones Industrial AverageSM	5,771,814	(5,771,814)	—	—

See accompanying notes to the financial statements.

42 :: DDM ULTRA DOW30SM :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
106,557,883	12/6/2021	UBS AG	0.60%	Dow Jones Industrial AverageSM	8,128,605	—	(7,881,000)	247,605
597,188,422					81,592,796
				Total Unrealized Appreciation	81,592,796

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA DOW30SM DDM :: 43

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 61.7%
Aflac, Inc. (Insurance)	0.3%	52,874	$2,996,898
Allstate Corp. (The) (Insurance)	0.4%	25,004	3,415,796
American Express Co. (Consumer Finance)	0.9%	53,873	8,626,683
American International Group, Inc. (Insurance)	0.4%	71,400	3,772,776
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	1.0%	37,465	9,570,809
Aon plc, Class A(b) (Insurance)	0.5%	18,654	4,726,364
Bank of America Corp. (Banks)	2.8%	604,025	25,604,620
Bank of New York Mellon Corp. (The) (Capital Markets)	0.4%	66,607	3,468,892
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	4.9%	157,423	45,564,513
BlackRock, Inc. (Capital Markets)	1.1%	11,720	10,278,909
Blackstone Group, Inc. (The), Class A (Capital Markets)	0.6%	56,454	5,231,592
Capital One Financial Corp. (Consumer Finance)	0.7%	37,918	6,096,456
Charles Schwab Corp. (The) (Capital Markets)	1.0%	123,560	9,124,906
Chubb Ltd. (Insurance)	0.7%	37,173	6,319,038
Citigroup, Inc. (Banks)	1.5%	172,334	13,564,409
CME Group, Inc. (Capital Markets)	0.7%	29,643	6,484,703
CoStar Group, Inc.* (Professional Services)	0.3%	3,254	2,778,916
Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	0.7%	35,607	6,747,527
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	23,208	3,517,405
Discover Financial Services (Consumer Finance)	0.3%	25,324	2,969,492
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	0.6%	7,371	5,430,363
First Republic Bank (Banks)	0.3%	14,527	2,781,049
Goldman Sachs Group, Inc. (The) (Capital Markets)	1.1%	28,404	10,566,856
Intercontinental Exchange, Inc. (Capital Markets)	0.6%	46,378	5,235,149
JPMorgan Chase & Co. (Banks)	4.5%	251,937	41,378,133
KKR & Co., Inc. (Capital Markets)	0.3%	47,611	2,651,457
Marsh & McLennan Cos., Inc. (Insurance)	0.6%	41,955	5,804,474
Mastercard, Inc., Class A (IT Services)	2.8%	72,386	26,100,944
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
MetLife, Inc. (Insurance)	0.4%	62,067	$4,056,699
Moody's Corp. (Capital Markets)	0.5%	13,283	4,454,454
Morgan Stanley (Capital Markets)	1.2%	123,877	11,266,613
MSCI, Inc. (Capital Markets)	0.3%	6,816	3,190,774
PNC Financial Services Group, Inc. (The) (Banks)	0.7%	35,009	6,815,552
Progressive Corp. (The) (Insurance)	0.5%	48,357	4,791,212
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	0.8%	61,058	7,195,075
Prudential Financial, Inc. (Insurance)	0.4%	32,776	3,506,049
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.4%	12,553	3,545,972
S&P Global, Inc.(b) (Capital Markets)	0.8%	19,874	7,541,587
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	9,027	2,691,129
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	27,125	3,485,291
State Street Corp. (Capital Markets)	0.3%	29,045	2,526,334
SVB Financial Group* (Banks)	0.3%	4,455	2,596,775
T. Rowe Price Group, Inc. (Capital Markets)	0.4%	18,823	3,601,781
Travelers Cos., Inc. (The) (Insurance)	0.4%	20,820	3,324,954
Truist Financial Corp. (Banks)	0.7%	111,228	6,871,666
US Bancorp (Banks)	0.7%	112,839	6,858,354
Visa, Inc., Class A (IT Services)	3.5%	140,034	31,829,728
Wells Fargo & Co. (Banks)	1.8%	341,324	15,946,657
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	34,461	2,576,649
Willis Towers Watson plc (Insurance)	0.3%	10,649	2,783,223
Other Common Stocks (b)	15.9%	2,941,631	147,330,158
Total Common Stocks (Cost $426,453,531)			569,595,815
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $377,197)	0.0%	377,197	377,197

See accompanying notes to the financial statements.

44 :: UYG ULTRA FINANCIALS :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Repurchase Agreements (e) — 17.5%
Short-Term Investments — 17.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $161,844,342 (Cost $161,844,317)	$161,844,317	$161,844,317
Total Investments — 79.2% (Cost $588,675,045)		731,817,329
Other assets less liabilities — 20.8%		191,899,550
Net assets — 100.0%		$923,716,879

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $188,244,242.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $3,646,744, collateralized in the form of cash with a value of $377,197 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,366,860 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from

0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $3,744,057.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $377,197.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$338,956,011
Aggregate gross unrealized depreciation	(6,145,263)
Net unrealized appreciation	$332,810,748
Federal income tax cost	$589,762,296

Swap Agreementsa

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
203,313,422	11/7/2022	Bank of America NA	0.65%	Dow Jones U.S. FinancialsSM Index[f]	49,639,043	(49,639,043)	—	—
112,206,294	11/7/2022	BNP Paribas SA	0.65%	Dow Jones U.S. FinancialsSM Index[f]	24,927,270	(24,825,653)	(101,617)	—
217,867,478	11/6/2023	Citibank NA	0.76%	Dow Jones U.S. FinancialsSM Index[f]	26,100,628	—	(25,710,000)	390,628
147,552,323	11/8/2021	Credit Suisse International	0.65%	Dow Jones U.S. FinancialsSM Index[f]	28,534,445	—	(28,275,068)	259,377
100,516,686	11/7/2022	Goldman Sachs International	0.56%	Dow Jones U.S. FinancialsSM Index[f]	17,281,474	(17,281,474)	—	—
10,579,979	11/7/2022	Morgan Stanley & Co. International plc	0.07%	Dow Jones U.S. FinancialsSM Index[f]	2,040,929	(2,040,929)	—	—
346,130,570	11/7/2022	Societe Generale	0.80%	Dow Jones U.S. FinancialsSM Index[f]	20,008,842	(20,008,842)	—	—
141,573,780	11/7/2022	UBS AG	0.75%	Dow Jones U.S. FinancialsSM Index[f]	22,223,084	—	(21,990,000)	233,084
1,279,740,532					190,755,715
				Total Unrealized Appreciation	190,755,715

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA FINANCIALS UYG :: 45

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

Ultra Financials invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Banks	16.1%
Capital Markets	11.6%
Consumer Finance	2.6%
Diversified Financial Services	5.1%
Equity Real Estate Investment Trusts (REITs)	10.9%
Insurance	7.8%
IT Services	6.3%
Mortgage Real Estate Investment Trusts (REITs)	0.4%
Professional Services	0.3%
Real Estate Management & Development	0.4%
Thrifts & Mortgage Finance	0.2%
Other[a]	38.3%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

46 :: UYG ULTRA FINANCIALS :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 49.2%
Repurchase Agreements (a) — 49.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $13,830,882 (Cost $13,830,879)	$13,830,879	$13,830,879
Total Investments — 49.2% (Cost $13,830,879)		13,830,879
Other assets less liabilities — 50.8%		14,260,052
Net Assets — 100.0%		$28,090,931

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,251,186
Aggregate gross unrealized depreciation	(3,554,618)
Net unrealized appreciation	$2,696,568
Federal income tax cost	$13,830,879

Swap Agreementsa,f

Ultra FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
23,123,520	11/9/2022	Bank of America NA	0.30%	iShares® China Large-Cap ETF	(1,746,309)	—	1,746,309	—
970	12/31/2021	Citibank NA	(0.69)%	iShares® China Large-Cap ETF	(923,737)	—	923,737	—
10,175,996	11/9/2021	Goldman Sachs International	(1.44)%	iShares® China Large-Cap ETF	3,819,234	(3,819,234)	—	—
103,768	11/9/2021	Morgan Stanley & Co. International plc	(0.05)%	iShares® China Large-Cap ETF	(1,739)	—	1,739	—
12,870,083	11/9/2021	Societe Generale	(0.30)%	iShares® China Large-Cap ETF	(882,833)	—	882,833	—
10,013,082	2/15/2022	UBS AG	(0.90)%	iShares® China Large-Cap ETF	2,431,952	—	(2,431,952)	—
56,287,419					2,696,568
				Total Unrealized Appreciation	6,251,186
				Total Unrealized Depreciation	(3,554,618)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA FTSE CHINA 50 XPP :: 47

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

48 :: XPP ULTRA FTSE CHINA 50 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 62.4%
Repurchase Agreements (a) — 62.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $3,269,279 (Cost $3,269,278)	$3,269,278	$3,269,278
Total Investments — 62.4% (Cost $3,269,278)		3,269,278
Other assets less liabilities — 37.6%		1,970,184
Net Assets — 100.0%		$5,239,462

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,261,883
Aggregate gross unrealized depreciation	(51,260)
Net unrealized appreciation	$1,210,623
Federal income tax cost	$3,269,278

Swap Agreementsa,f

Ultra FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,784,439	11/9/2022	Bank of America NA	0.40%	Vanguard® FTSE Europe ETF Shares	117,310	—	—	117,310
132,540	12/13/2021	Citibank NA	0.26%	Vanguard® FTSE Europe ETF Shares	7,333	—	—	7,333
1,744,226	2/15/2022	Goldman Sachs International	(0.14)%	Vanguard® FTSE Europe ETF Shares	194,325	—	—	194,325
23,857	11/9/2021	Morgan Stanley & Co. International plc	0.35%	Vanguard® FTSE Europe ETF Shares	(51,260)	—	—	(51,260)
4,442,741	11/9/2021	Societe Generale	0.10%	Vanguard® FTSE Europe ETF Shares	328,909	(297,344)	—	31,565
2,367,164	1/14/2022	UBS AG	0.10%	Vanguard® FTSE Europe ETF Shares	614,006	(264,268)	(280,000)	69,738
10,494,967					1,210,623
				Total Unrealized Appreciation	1,261,883
				Total Unrealized Depreciation	(51,260)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA FTSE EUROPE UPV :: 49

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

50 :: UPV ULTRA FTSE EUROPE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 73.5%
Biotechnology — 12.3%
AbbVie, Inc.	33,170	$3,754,844
ACADIA Pharmaceuticals, Inc.*	2,193	48,992
Acceleron Pharma, Inc.*	989	129,450
Agios Pharmaceuticals, Inc.*(b)	1,086	60,577
Alexion Pharmaceuticals, Inc.*	4,132	729,505
Alkermes plc*	2,991	67,806
Allogene Therapeutics, Inc.*	1,239	31,842
Alnylam Pharmaceuticals, Inc.*	2,197	311,952
Amgen, Inc.	10,849	2,581,411
Biogen, Inc.*	2,863	765,795
BioMarin Pharmaceutical, Inc.*	3,415	263,979
Bluebird Bio, Inc.*	1,261	39,242
Blueprint Medicines Corp.*	1,089	99,480
Emergent BioSolutions, Inc.*	849	51,492
Exact Sciences Corp.*	3,179	351,375
Exelixis, Inc.*	5,862	132,188
FibroGen, Inc.*(b)	1,573	33,426
Gilead Sciences, Inc.	23,603	1,560,394
Horizon Therapeutics plc*	4,210	385,889
Incyte Corp.*	3,511	294,152
Ionis Pharmaceuticals, Inc.*	2,646	98,564
Moderna, Inc.*	5,706	1,055,667
Neurocrine Biosciences, Inc.*	1,763	169,636
Novavax, Inc.*(b)	1,279	188,806
Regeneron Pharmaceuticals, Inc.*	1,976	992,802
Sarepta Therapeutics, Inc.*	1,494	113,021
Seagen, Inc.*	2,382	370,044
Ultragenyx Pharmaceutical, Inc.*	1,184	120,425
United Therapeutics Corp.*	838	155,784
Vertex Pharmaceuticals, Inc.*	4,883	1,018,740
Vir Biotechnology, Inc.*	1,225	51,340
		16,028,620
Health Care Equipment & Supplies — 19.7%
Abbott Laboratories	33,279	3,881,995
ABIOMED, Inc.*	848	241,324
Align Technology, Inc.*	1,354	799,063
Baxter International, Inc.	9,490	779,319
Becton Dickinson and Co.	5,459	1,320,478
Boston Scientific Corp.*	26,622	1,132,766
Cooper Cos., Inc. (The)	925	363,941
Danaher Corp.	11,908	3,050,115
DENTSPLY SIRONA, Inc.	4,115	275,376
Dexcom, Inc.*	1,805	666,749
Edwards Lifesciences Corp.*	11,732	1,125,099
Globus Medical, Inc., Class A*	1,449	104,415
Haemonetics Corp.*	955	53,919
Hill-Rom Holdings, Inc.	1,246	138,655
Investments	Shares	Value
Common Stocks (a) (continued)
Hologic, Inc.*	4,837	$305,021
ICU Medical, Inc.*	366	76,150
IDEXX Laboratories, Inc.*	1,605	895,767
Insulet Corp.*	1,240	334,391
Integra LifeSciences Holdings Corp.*	1,330	91,837
Intuitive Surgical, Inc.*	2,212	1,862,902
Masimo Corp.*	955	205,898
Medtronic plc	25,325	3,205,892
Neogen Corp.*	1,001	92,402
Novocure Ltd.*(b)	1,596	325,584
NuVasive, Inc.*	967	65,949
Penumbra, Inc.*	635	158,185
Quidel Corp.*	722	85,275
ResMed, Inc.	2,734	562,794
STERIS plc	1,604	306,140
Stryker Corp.	6,149	1,569,655
Tandem Diabetes Care, Inc.*	1,175	100,333
Teleflex, Inc.	878	353,123
West Pharmaceutical Services, Inc.	1,393	484,081
Zimmer Biomet Holdings, Inc.	3,906	657,497
		25,672,090
Health Care Providers & Services — 15.0%
1Life Healthcare, Inc.*	1,440	53,280
Acadia Healthcare Co., Inc.*	1,670	107,481
Amedisys, Inc.*	618	159,673
Anthem, Inc.	4,602	1,832,609
Centene Corp.*	10,927	804,227
Chemed Corp.	301	147,893
Cigna Corp.	6,608	1,710,481
Covetrus, Inc.*	1,868	51,818
CVS Health Corp.	24,644	2,130,227
DaVita, Inc.*	1,358	163,055
Encompass Health Corp.	1,865	159,998
Guardant Health, Inc.*	1,604	199,089
HCA Healthcare, Inc.	4,981	1,069,869
HealthEquity, Inc.*	1,557	129,418
Henry Schein, Inc.*	2,675	203,407
Humana, Inc.	2,421	1,059,672
Laboratory Corp. of America Holdings*	1,835	503,671
LHC Group, Inc.*	592	116,535
McKesson Corp.	2,987	574,669
Molina Healthcare, Inc.*	1,091	274,234
Oak Street Health, Inc.*	543	32,792
Premier, Inc., Class A	1,329	43,857
Quest Diagnostics, Inc.	2,507	330,097
Tenet Healthcare Corp.*	1,996	133,552
UnitedHealth Group, Inc.	17,760	7,315,699
Universal Health Services, Inc., Class B	1,461	233,219
		19,540,522

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA HEALTH CARE RXL :: 51

Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Technology — 0.3%
American Well Corp., Class A*	1,052	$13,097
GoodRx Holdings, Inc., Class A*(b)	743	27,573
Teladoc Health, Inc.*(b)	2,440	367,415
		408,085
Life Sciences Tools & Services — 7.2%
10X Genomics, Inc., Class A*	1,373	247,140
Agilent Technologies, Inc.	5,725	790,794
Avantor, Inc.*	9,712	312,241
Berkeley Lights, Inc.*(b)	154	6,699
Bio-Rad Laboratories, Inc., Class A*	407	245,165
Bio-Techne Corp.	728	301,268
Bruker Corp.	1,907	132,422
Charles River Laboratories International, Inc.*	933	315,345
Illumina, Inc.*	2,743	1,112,670
IQVIA Holdings, Inc.*	3,594	863,135
Mettler-Toledo International, Inc.*	441	573,719
PPD, Inc.*	2,040	94,085
PRA Health Sciences, Inc.*	1,213	207,326
Repligen Corp.*	957	174,758
Syneos Health, Inc.*	1,681	147,760
Thermo Fisher Scientific, Inc.	7,397	3,472,891
Waters Corp.*	1,169	376,710
		9,374,128
Pharmaceuticals — 19.0%
Atea Pharmaceuticals, Inc.*	234	4,778
Bristol-Myers Squibb Co.	42,086	2,765,892
Catalent, Inc.*	3,197	335,142
Elanco Animal Health, Inc.*	8,869	319,107
Eli Lilly & Co.	14,945	2,985,114
Jazz Pharmaceuticals plc*	1,129	201,109
Johnson & Johnson	49,382	8,357,903
Merck & Co., Inc.	47,524	3,606,596
Nektar Therapeutics*	3,422	61,836
Perrigo Co. plc	2,498	115,258
Pfizer, Inc.	104,778	4,058,052
Royalty Pharma plc, Class A	1,604	64,352
Viatris, Inc.	22,674	345,552
Zoetis, Inc.	8,927	1,577,222
		24,797,913
Total Common Stocks (Cost $83,162,617)		95,821,358
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $498)	498	498
Investments	Principal Amount	Value
Short-Term Investments — 11.4%
Repurchase Agreements (e) — 11.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $14,873,911 (Cost $14,873,908)	$14,873,908	$14,873,908
Total Investments — 84.9% (Cost $98,037,023)		110,695,764
Other assets less liabilities — 15.1%		19,708,896
Net Assets — 100.0%		$130,404,660

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $33,446,827.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $744,762, collateralized in the form of cash with a value of $498 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $766,541 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $767,039.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $498.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,231,193
Aggregate gross unrealized depreciation	(2,840,132)
Net unrealized appreciation	$27,391,061
Federal income tax cost	$98,091,584

See accompanying notes to the financial statements.

52 :: RXL ULTRA HEALTH CARE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
9,355,958	1/6/2022	Bank of America NA	0.25%	iShares® U.S. Healthcare ETF	956,005
14,953,789	1/6/2022	Bank of America NA	0.50%	Dow Jones U.S. Health CareSM Index[f]	1,547,498
24,309,747					2,503,503	(2,454,824)	—	48,679
26,746,161	12/6/2021	Citibank NA	0.36%	Dow Jones U.S. Health CareSM Index[f]	446,637	—	(446,637)	—
22,669,662	11/22/2021	Goldman Sachs International	0.09%	iShares® U.S. Healthcare ETF	2,532,791
30,424,728	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. Health CareSM Index[f]	2,108,523
53,094,390					4,641,314	(4,640,913)	—	401
481,766	11/7/2022	Morgan Stanley & Co. International plc	0.80%	Dow Jones U.S. Health CareSM Index[f]	30,849
7,184,669	11/22/2021	Morgan Stanley & Co. International plc	0.35%	iShares® U.S. Healthcare ETF	915,115
7,666,435					945,964	(945,964)	—	—
15,907,794	11/7/2022	Societe Generale	0.70%	Dow Jones U.S. Health CareSM Index[f]	2,901,026	(2,270,552)	(630,474)	—
37,234,771	12/6/2021	UBS AG	0.45%	Dow Jones U.S. Health CareSM Index[f]	3,348,437	(1,078)	(3,229,000)	118,359
164,959,298					14,786,881
				Total Unrealized Appreciation	14,786,881

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA HEALTH CARE RXL :: 53

Investments	Principal Amount	Value
Short-Term Investments — 77.6%
Repurchase Agreements (a) — 77.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $22,055,106 (Cost $22,055,102)	$22,055,102	$22,055,102
Total Investments — 77.6% (Cost $22,055,102)		22,055,102
Other assets less liabilities — 22.4%		6,358,843
Net Assets — 100.0%		$28,413,945

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,250,865
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$1,250,865
Federal income tax cost	$22,055,102

Swap Agreementsa,f

Ultra High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
26,150,944	11/8/2021	Citibank NA	(0.15)%	iShares® iBoxx $ High Yield Corporate Bond ETF	650,389	—	(500,000)	150,389
7,650,273	11/8/2021	Credit Suisse International	0.60%	iShares® iBoxx $ High Yield Corporate Bond ETF	228,416	—	—	228,416
23,102,643	11/8/2021	Goldman Sachs International	(0.19)%	iShares® iBoxx $ High Yield Corporate Bond ETF	372,060	(372,060)	—	—
56,903,860					1,250,865
				Total Unrealized Appreciation	1,250,865

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

54 :: UJB ULTRA HIGH YIELD :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 72.6%
Aerospace & Defense — 9.3%
Axon Enterprise, Inc.*	372	$52,300
Boeing Co. (The)*	3,195	789,229
BWX Technologies, Inc.	554	34,647
Curtiss-Wright Corp.	237	29,701
General Dynamics Corp.	1,349	256,189
HEICO Corp.	244	34,272
HEICO Corp., Class A	432	57,223
Hexcel Corp.*	488	29,016
Howmet Aerospace, Inc.*	2,273	80,646
Huntington Ingalls Industries, Inc.	233	50,377
L3Harris Technologies, Inc.	1,197	261,018
Lockheed Martin Corp.	1,435	548,457
Mercury Systems, Inc.*	326	21,337
Northrop Grumman Corp.	904	330,746
Raytheon Technologies Corp.	8,848	784,906
Teledyne Technologies, Inc.*	269	112,837
Textron, Inc.	1,320	90,380
TransDigm Group, Inc.*	318	206,331
		3,769,612
Air Freight & Logistics — 4.0%
CH Robinson Worldwide, Inc.	778	75,482
Expeditors International of Washington, Inc.	987	124,056
FedEx Corp.	1,419	446,715
United Parcel Service, Inc., Class B	4,187	898,530
XPO Logistics, Inc.*	594	87,277
		1,632,060
Building Products — 3.2%
A O Smith Corp.	789	56,074
Allegion plc	528	74,174
Armstrong World Industries, Inc.	279	29,672
Carrier Global Corp.	4,760	218,627
Fortune Brands Home & Security, Inc.	808	83,353
Johnson Controls International plc	4,193	279,002
Lennox International, Inc.	199	69,636
Masco Corp.	1,496	90,224
Owens Corning	611	65,163
Trane Technologies plc	1,387	258,537
Trex Co., Inc.*	674	65,654
		1,290,116
Chemicals — 1.0%
Sherwin-Williams Co. (The)	1,409	399,494
Commercial Services & Supplies — 2.0%
ADT, Inc.(b)	888	9,182
Cimpress plc*	114	11,321
Cintas Corp.	515	182,073
Clean Harbors, Inc.*	294	27,372
Investments	Shares	Value
Common Stocks (a) (continued)
MSA Safety, Inc.	212	$35,629
Republic Services, Inc.	1,224	133,636
Stericycle, Inc.*	534	41,951
Tetra Tech, Inc.	316	37,753
Waste Management, Inc.	2,268	319,062
		797,979
Construction & Engineering — 0.6%
AECOM*	861	55,974
EMCOR Group, Inc.	320	40,355
MasTec, Inc.*	328	38,156
Quanta Services, Inc.	807	76,947
Valmont Industries, Inc.	124	30,752
		242,184
Construction Materials — 0.8%
Eagle Materials, Inc.*	243	35,663
Martin Marietta Materials, Inc.	363	132,005
Vulcan Materials Co.	772	141,523
		309,191
Containers & Packaging — 2.5%
Amcor plc(b)	9,101	107,392
AptarGroup, Inc.	379	55,830
Avery Dennison Corp.	483	106,516
Ball Corp.	1,911	157,008
Berry Global Group, Inc.*	779	53,135
Crown Holdings, Inc.	787	81,250
Graphic Packaging Holding Co.	1,562	27,616
International Paper Co.	2,288	144,373
Packaging Corp. of America	553	82,203
Sealed Air Corp.	902	51,288
Silgan Holdings, Inc.	455	19,169
Sonoco Products Co.	584	39,432
WestRock Co.	1,534	89,463
		1,014,675
Electrical Equipment — 3.5%
Acuity Brands, Inc.	210	39,008
AMETEK, Inc.	1,343	181,439
Array Technologies, Inc.*	636	10,367
Eaton Corp. plc	2,317	336,544
Emerson Electric Co.	3,494	334,341
EnerSys	249	23,466
Generac Holdings, Inc.*	367	120,640
Hubbell, Inc.	316	60,242
nVent Electric plc	982	31,954
Regal Beloit Corp.	234	33,282
Rockwell Automation, Inc.	676	178,275
Sensata Technologies Holding plc*	915	54,378
Shoals Technologies Group, Inc., Class A*	463	12,779
		1,416,715

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA INDUSTRIALS UXI :: 55

Investments	Shares	Value
Common Stocks (a) (continued)
Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp., Class A	3,490	$234,737
Arrow Electronics, Inc.*	436	52,464
Avnet, Inc.	580	25,555
Cognex Corp.	1,024	81,295
Coherent, Inc.*	141	37,028
Corning, Inc.	4,474	195,201
IPG Photonics Corp.*	209	43,735
Itron, Inc.*	259	24,696
Jabil, Inc.	790	44,595
Keysight Technologies, Inc.*	1,084	154,340
Littelfuse, Inc.	141	36,835
National Instruments Corp.	766	31,253
TE Connectivity Ltd.	1,926	261,320
Trimble, Inc.*	1,460	113,573
Vontier Corp.*	983	34,484
Zebra Technologies Corp., Class A*	311	154,582
		1,525,693
Industrial Conglomerates — 6.6%
3M Co.	3,371	684,448
Carlisle Cos., Inc.	309	59,427
General Electric Co.	51,059	717,889
Honeywell International, Inc.	4,049	934,955
Roper Technologies, Inc.	611	274,956
		2,671,675
IT Services — 14.7%
Accenture plc, Class A	3,694	1,042,299
Affirm Holdings, Inc.*(b)	190	11,554
Automatic Data Processing, Inc.	2,494	488,874
Black Knight, Inc.*	914	67,078
Broadridge Financial Solutions, Inc.	674	107,490
Concentrix Corp.*	241	36,805
Euronet Worldwide, Inc.*	307	45,939
Fidelity National Information Services, Inc.	3,616	538,712
Fiserv, Inc.*	3,465	399,168
FleetCor Technologies, Inc.*	485	133,103
Genpact Ltd.	1,021	46,701
Global Payments, Inc.	1,719	332,987
Jack Henry & Associates, Inc.	444	68,443
Maximus, Inc.	358	33,176
Paychex, Inc.	1,868	188,930
PayPal Holdings, Inc.*	6,819	1,773,076
Square, Inc., Class A*	2,270	505,120
Western Union Co. (The)	2,394	58,581
WEX, Inc.*	259	50,741
		5,928,777
Life Sciences Tools & Services — 0.2%
PerkinElmer, Inc.	651	94,441
Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 10.4%
AGCO Corp.	359	$49,675
Allison Transmission Holdings, Inc.	652	27,586
Caterpillar, Inc.	3,175	765,429
Colfax Corp.*(b)	671	29,658
Crane Co.	289	27,597
Cummins, Inc.	863	222,033
Deere & Co.	1,825	659,007
Donaldson Co., Inc.	735	45,269
Dover Corp.	837	125,968
Flowserve Corp.	759	32,174
Fortive Corp.	1,968	142,719
Gates Industrial Corp. plc*	391	7,100
Graco, Inc.	983	74,433
IDEX Corp.	443	98,638
Illinois Tool Works, Inc.	1,678	388,893
Ingersoll Rand, Inc.*	2,172	107,818
ITT, Inc.	503	47,232
Lincoln Electric Holdings, Inc.	346	44,489
Middleby Corp. (The)*	324	53,227
Navistar International Corp.*	290	12,827
Nikola Corp.*	819	12,252
Nordson Corp.	313	69,389
Oshkosh Corp.	398	52,313
Otis Worldwide Corp.	2,373	185,877
PACCAR, Inc.	2,020	184,951
Parker-Hannifin Corp.	752	231,729
Pentair plc	968	66,763
Snap-on, Inc.	316	80,460
Timken Co. (The)	397	35,115
Toro Co. (The)	629	69,876
Westinghouse Air Brake Technologies Corp.	1,035	85,657
Woodward, Inc.	341	43,368
Xylem, Inc.	1,050	124,026
		4,203,548
Marine — 0.1%
Kirby Corp.*	348	22,735
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	621	41,737
Professional Services — 2.8%
ASGN, Inc.*	308	31,752
Booz Allen Hamilton Holding Corp.	803	68,199
CACI International, Inc., Class A*	148	37,734
Clarivate plc*	1,523	45,751
CoreLogic, Inc.	425	33,787
Dun & Bradstreet Holdings, Inc.*	802	17,219
Equifax, Inc.	707	166,173
FTI Consulting, Inc.*	196	26,960

See accompanying notes to the financial statements.

56 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Insperity, Inc.	206	$18,991
Jacobs Engineering Group, Inc.	757	107,555
KBR, Inc.	821	33,447
Leidos Holdings, Inc.	776	79,734
ManpowerGroup, Inc.	320	38,717
Nielsen Holdings plc	2,084	56,706
Robert Half International, Inc.	661	58,690
Science Applications International Corp.	341	30,642
TransUnion	1,110	118,770
TriNet Group, Inc.*	231	17,404
Verisk Analytics, Inc.	950	164,188
		1,152,419
Road & Rail — 5.4%
CSX Corp.	4,443	444,833
JB Hunt Transport Services, Inc.	485	83,197
Kansas City Southern	529	157,473
Knight-Swift Transportation Holdings, Inc.	712	33,984
Landstar System, Inc.	225	38,362
Norfolk Southern Corp.	1,466	411,799
Old Dominion Freight Line, Inc.	557	147,856
Union Pacific Corp.	3,900	876,447
		2,193,951
Trading Companies & Distributors — 1.6%
Air Lease Corp.	623	29,318
Applied Industrial Technologies, Inc.	226	22,139
Fastenal Co.	3,343	177,313
MSC Industrial Direct Co., Inc., Class A	271	25,583
SiteOne Landscape Supply, Inc.*(b)	259	44,558
United Rentals, Inc.*	418	139,595
Univar Solutions, Inc.*	989	26,792
Watsco, Inc.	192	55,949
WW Grainger, Inc.	257	118,775
		640,022
Transportation Infrastructure — 0.0%(c)
Macquarie Infrastructure Corp.	428	14,929
Total Common Stocks (Cost $24,970,315)		29,361,953
Securities Lending Reinvestments (d) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $7,901)	7,901	7,901
Investments	Principal Amount	Value
Short-Term Investments — 4.8%
Repurchase Agreements (e) — 4.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,922,863 (Cost $1,922,862)	$1,922,862	$1,922,862
Total Investments — 77.4% (Cost $26,901,078)		31,292,716
Other assets less liabilities — 22.6%		9,157,827
Net Assets — 100.0%		$40,450,543

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $6,880,602.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $56,224, collateralized in the form of cash with a value of $7,901 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $49,615 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $57,516.

(c)  Represents less than 0.05% of net assets.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $7,901.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,238,340
Aggregate gross unrealized depreciation	(1,278,179)
Net unrealized appreciation	$8,960,161
Federal income tax cost	$26,921,881

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA INDUSTRIALS UXI :: 57

Swap Agreementsa

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,197,113	11/7/2022	Bank of America NA	0.10%	iShares® U.S. Industrials ETF	759,264
11,165,570	11/8/2021	Bank of America NA	0.40%	Dow Jones U.S. IndustrialsSM Index	944,239
19,362,683					1,703,503	(1,703,503)	—	—
996,140	11/7/2022	Citibank NA	0.36%	Dow Jones U.S. IndustrialsSM Index	119,560	—	—	119,560
15,824,305	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. IndustrialsSM Index	567,958	(567,958)	—	—
495,900	11/22/2021	Morgan Stanley & Co. International plc	0.60%	Dow Jones U.S. IndustrialsSM Index	110,321
3,252,227	11/22/2021	Morgan Stanley & Co. International plc	0.35%	iShares® U.S. Industrials ETF	667,745
3,748,127					778,066	(730,000)	—	48,066
11,112,714	11/22/2021	Societe Generale	0.60%	Dow Jones U.S. IndustrialsSM Index	2,042,612	(2,042,612)	—	—
588,135	11/8/2021	UBS AG	0.45%	Dow Jones U.S. IndustrialsSM Index	(622,373)	608,146	14,227	—
51,632,104					4,589,326
				Total Unrealized Appreciation	5,211,699
				Total Unrealized Depreciation	(622,373)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

58 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 83.4%
AECOM* (Construction & Engineering)	0.3%	9,875	$641,974
Alleghany Corp.* (Insurance)	0.4%	935	669,993
American Financial Group, Inc. (Insurance)	0.3%	4,679	622,588
AptarGroup, Inc. (Containers & Packaging)	0.3%	4,356	641,682
Bio-Techne Corp. (Life Sciences Tools & Services)	0.6%	2,594	1,073,475
Boston Beer Co., Inc. (The), Class A* (Beverages)	0.3%	615	650,768
Brown & Brown, Inc. (Insurance)	0.4%	15,653	822,095
Cable One, Inc. (Media)	0.3%	363	659,049
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.4%	6,522	817,728
Carlisle Cos., Inc. (Industrial Conglomerates)	0.4%	3,563	685,236
Ceridian HCM Holding, Inc.* (Software)	0.4%	8,754	783,133
Cleveland-Cliffs, Inc.*(b) (Metals & Mining)	0.3%	30,686	617,402
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.5%	11,768	934,262
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	7,704	770,477
Darling Ingredients, Inc.* (Food Products)	0.4%	10,870	744,160
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.3%	1,883	631,633
East West Bancorp, Inc. (Banks)	0.4%	9,464	707,718
Essential Utilities, Inc. (Water Utilities)	0.4%	14,929	713,606
FactSet Research Systems, Inc. (Capital Markets)	0.5%	2,539	848,940
Fair Isaac Corp.* (Software)	0.5%	1,955	989,347
First Horizon Corp. (Banks)	0.4%	37,135	708,164
Five Below, Inc.* (Specialty Retail)	0.4%	3,735	687,688
Graco, Inc. (Machinery)	0.5%	11,283	854,349
Hubbell, Inc. (Electrical Equipment)	0.4%	3,630	692,023
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.4%	4,016	715,370
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	0.4%	3,417	691,088
Lear Corp. (Auto Components)	0.4%	3,657	707,118
Lennox International, Inc. (Building Products)	0.4%	2,296	803,439
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lithia Motors, Inc., Class A(b) (Specialty Retail)	0.4%	1,987	$699,404
Masimo Corp.* (Health Care Equipment & Supplies)	0.4%	3,399	732,825
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	38,775	820,867
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	3,692	694,945
Molina Healthcare, Inc.* (Health Care Providers & Services)	0.5%	3,877	974,523
Nordson Corp. (Machinery)	0.4%	3,613	800,966
Owens Corning (Building Products)	0.4%	7,015	748,150
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.4%	4,315	737,520
Reliance Steel & Aluminum Co. (Metals & Mining)	0.4%	4,252	714,634
Repligen Corp.* (Life Sciences Tools & Services)	0.3%	3,403	621,422
RH* (Specialty Retail)	0.4%	1,091	699,386
RPM International, Inc. (Chemicals)	0.4%	8,698	813,524
Signature Bank (Banks)	0.5%	3,815	952,796
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.5%	3,448	889,618
Steel Dynamics, Inc. (Metals & Mining)	0.4%	13,401	836,624
Toro Co. (The) (Machinery)	0.4%	7,195	799,292
Trex Co., Inc.* (Building Products)	0.4%	7,742	754,148
UGI Corp. (Gas Utilities)	0.3%	13,942	642,029
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	0.3%	2,866	618,655
Watsco, Inc. (Trading Companies & Distributors)	0.3%	2,197	640,206
Williams-Sonoma, Inc. (Specialty Retail)	0.5%	5,120	868,045
XPO Logistics, Inc.* (Air Freight & Logistics)	0.5%	6,833	1,003,973
Other Common Stocks(b)	63.4%	2,297,935	119,954,551
Total Common Stocks (Cost $131,512,220)			157,902,608
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $517,177)	0.3%	517,177	517,177

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA MIDCAP 400 MVV :: 59

	Principal Amount	Value
Short-Term Investments — 1.3%
Repurchase Agreements (d) — 1.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,443,726 (Cost $2,443,724)	$2,443,724	$2,443,724
Total Investments — 85.0% (Cost $134,473,121)		160,863,509
Other assets less liabilities — 15.0%		28,298,678
Net assets — 100.0%		$189,162,187

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,502,578.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $2,991,177, collateralized in the form of cash with a value of $517,177 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $2,601,496 of collateral in the form of U.S.

Government Treasury Securities, interest rates ranging from 0.00% — 6.88%, and maturity dates ranging from June 30, 2021 — November 15, 2050. The total value of collateral is $3,118,673.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $517,177.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,091,439
Aggregate gross unrealized depreciation	(3,393,336)
Net unrealized appreciation	$54,698,103
Federal income tax cost	$134,830,569

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	35	6/18/2021	USD	$9,543,450	$435,249

Swap Agreementsa

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
25,602,479	12/6/2021	Bank of America NA	0.50%	S&P MidCap 400®	7,126,871	(7,126,871)	—	—
22,997,774	11/8/2021	BNP Paribas SA	0.50%	S&P MidCap 400®	5,871,371	(5,871,371)	—	—
28,758,127	12/6/2021	Citibank NA	0.46%	S&P MidCap 400®	3,848,125	—	(3,830,000)	18,125
27,855,345	11/7/2022	Goldman Sachs International	0.51%	S&P MidCap 400®	858,866
33,795,014	11/7/2022	Goldman Sachs International	0.26%	SPDR® S&P MidCap 400® ETF Trust	806,241
61,650,359					1,665,107	(1,665,107)	—	—

See accompanying notes to the financial statements.

60 :: MVV ULTRA MIDCAP 400 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,439,302	11/7/2022	Morgan Stanley & Co. International plc	(0.07)%	S&P MidCap 400®	190,003	(135,000)	—	55,003
40,715,224	11/7/2022	Societe Generale	0.32%	S&P MidCap 400®	3,618,836	(3,618,836)	—	—
27,871,709	12/6/2021	UBS AG	0.45%	S&P MidCap 400®	5,909,601	—	(5,892,000)	17,601
211,034,974					28,229,914
				Total Unrealized Appreciation	28,229,914

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	0.8%
Air Freight & Logistics	0.5%
Airlines	0.2%
Auto Components	1.5%
Automobiles	0.5%
Banks	6.3%
Beverages	0.3%
Biotechnology	1.5%
Building Products	1.7%
Capital Markets	2.2%
Chemicals	2.3%
Commercial Services & Supplies	1.5%
Communications Equipment	0.7%
Construction & Engineering	1.2%
Construction Materials	0.2%
Consumer Finance	0.7%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA MIDCAP 400 MVV :: 61

Containers & Packaging	0.8%
Diversified Consumer Services	0.9%
Diversified Telecommunication Services	0.2%
Electric Utilities	0.9%
Electrical Equipment	1.4%
Electronic Equipment, Instruments & Components	2.7%
Energy Equipment & Services	0.2%
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	7.6%
Food & Staples Retailing	0.7%
Food Products	1.5%
Gas Utilities	1.1%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	2.6%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.3%
Household Products	0.1%
Industrial Conglomerates	0.4%
Insurance	3.5%
Interactive Media & Services	0.2%
Internet & Direct Marketing Retail	0.2%
IT Services	1.5%
Leisure Products	1.0%
Life Sciences Tools & Services	1.7%
Machinery	4.4%
Marine	0.1%
Media	0.8%
Metals & Mining	2.0%
Multiline Retail	0.6%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	1.0%
Paper & Forest Products	0.3%
Personal Products	0.2%
Pharmaceuticals	0.5%
Professional Services	1.5%
Real Estate Management & Development	0.4%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	3.2%
Software	3.1%
Specialty Retail	2.6%
Technology Hardware, Storage & Peripherals	0.4%
Textiles, Apparel & Luxury Goods	1.1%
Thrifts & Mortgage Finance	0.6%
Trading Companies & Distributors	0.8%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	16.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

62 :: MVV ULTRA MIDCAP 400 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 58.0%
Repurchase Agreements (a) — 58.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $4,140,557 (Cost $4,140,557)	$4,140,557	$4,140,557
Total Investments — 58.0% (Cost $4,140,557)		4,140,557
Other assets less liabilities — 42.0%		2,999,231
Net Assets — 100.0%		$7,139,788

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,577,585
Aggregate gross unrealized depreciation	(118,222)
Net unrealized appreciation	$1,459,363
Federal income tax cost	$4,140,557

Swap Agreementsa,f

Ultra MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
951,881	11/9/2022	Bank of America NA	0.40%	iShares® MSCI Brazil Capped ETF	(7,535)	—	7,535	—
315,817	11/9/2021	Citibank NA	0.36%	iShares® MSCI Brazil Capped ETF	(98,923)	—	98,923	—
1,355,853	12/13/2021	Goldman Sachs International	0.41%	iShares® MSCI Brazil Capped ETF	329,196	(303,499)	—	25,697
101,843	11/9/2021	Morgan Stanley & Co. International plc	0.35%	iShares® MSCI Brazil Capped ETF	(11,764)	—	11,764	—
6,091,051	11/9/2021	Societe Generale	0.05%	iShares® MSCI Brazil Capped ETF	996,409	(883,648)	—	112,761
5,431,642	2/15/2022	UBS AG	0.10%	iShares® MSCI Brazil Capped ETF	251,980	—	—	251,980
14,248,087					1,459,363
				Total Unrealized Appreciation	1,577,585
				Total Unrealized Depreciation	(118,222)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA MSCI BRAZIL CAPPED UBR :: 63

Investments	Principal Amount	Value
Short-Term Investments — 45.6%
Repurchase Agreements (a) — 45.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $6,025,781 (Cost $6,025,780)	$6,025,780	$6,025,780
Total Investments — 45.6% (Cost $6,025,780)		6,025,780
Other assets less liabilities — 54.4%		7,182,424
Net Assets — 100.0%		$13,208,204

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,749,208
Aggregate gross unrealized depreciation	(42,322)
Net unrealized appreciation	$3,706,886
Federal income tax cost	$6,025,780

Swap Agreementsa,f

Ultra MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,707,572	11/9/2022	Bank of America NA	0.40%	iShares® MSCI EAFE ETF	546,364	(477,201)	—	69,163
8,259,485	11/9/2021	Citibank NA	0.46%	iShares® MSCI EAFE ETF	1,141,888	—	(1,120,000)	21,888
1,732,841	11/9/2021	Goldman Sachs International	0.61%	iShares® MSCI EAFE ETF	1,018,437	(1,018,437)	—	—
2,922	11/9/2021	Morgan Stanley & Co. International plc	0.50%	iShares® MSCI EAFE ETF	(42,322)	—	22,000	(20,322)
2,838,878	11/9/2021	Societe Generale	0.55%	iShares® MSCI EAFE ETF	80,187	—	—	80,187
4,935,528	2/15/2022	UBS AG	0.30%	iShares® MSCI EAFE ETF	962,332	—	(870,000)	92,332
26,477,226					3,706,886
				Total Unrealized Appreciation	3,749,208
				Total Unrealized Depreciation	(42,322)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

64 :: EFO ULTRA MSCI EAFE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 70.9%
Repurchase Agreements (a) — 70.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $65,697,257 (Cost $65,697,247)	$65,697,247	$65,697,247
Total Investments — 70.9% (Cost $65,697,247)		65,697,247
Other assets less liabilities — 29.1%		26,907,753
Net Assets — 100.0%		$92,605,000

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,321,041
Aggregate gross unrealized depreciation	(308,648)
Net unrealized appreciation	$10,012,393
Federal income tax cost	$65,697,247

Swap Agreementsa,f

Ultra MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
71,675,248	11/9/2021	Bank of America NA	0.35%	iShares® MSCI Emerging Markets ETF	2,828,676	(2,455,603)	—	373,073
13,327	11/9/2021	Citibank NA	0.21%	iShares® MSCI Emerging Markets ETF	(305,728)	—	305,728	—
71,963	11/9/2021	Goldman Sachs International	(0.04)%	iShares® MSCI Emerging Markets ETF	9,748	—	—	9,748
130,600	11/9/2021	Morgan Stanley & Co. International plc	0.25%	iShares® MSCI Emerging Markets ETF	(2,920)	—	2,920	—
24,929,884	11/9/2021	Societe Generale	(0.20)%	iShares® MSCI Emerging Markets ETF	6,142,206	(6,142,206)	—	—
88,639,882	11/9/2022	UBS AG	(0.10)%	iShares® MSCI Emerging Markets ETF	1,340,411	—	(770,000)	570,411
185,460,904					10,012,393
				Total Unrealized Appreciation	10,321,041
				Total Unrealized Depreciation	(308,648)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA MSCI EMERGING MARKETS EET :: 65

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

66 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 26.1%
Repurchase Agreements (a) — 26.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,541,199 (Cost $1,541,199)	$1,541,199	$1,541,199
Total Investments — 26.1% (Cost $1,541,199)		1,541,199
Other assets less liabilities — 73.9%		4,355,912
Net Assets — 100.0%		$5,897,111

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,490,505
Aggregate gross unrealized depreciation	(97,375)
Net unrealized appreciation	$2,393,130
Federal income tax cost	$1,541,199

Swap Agreementsa,f

Ultra MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,802,005	11/9/2022	Bank of America NA	0.45%	iShares® MSCI Japan ETF	112,796	—	(1)	112,795
9,043	11/9/2022	Citibank NA	0.56%	iShares® MSCI Japan ETF	(97,375)	—	97,375	—
3,894,424	12/13/2021	Credit Suisse International	0.80%	iShares® MSCI Japan ETF	641,542	—	(630,000)	11,542
2,764,076	11/9/2021	Goldman Sachs International	0.51%	iShares® MSCI Japan ETF	137,323	(137,323)	—	—
144,684	11/9/2021	Morgan Stanley & Co. International plc	0.60%	iShares® MSCI Japan ETF	14,949	—	—	14,949
1,609,615	11/9/2021	Societe Generale	0.20%	iShares® MSCI Japan ETF	172,892	(28,137)	—	144,755
1,582,595	11/9/2021	UBS AG	0.10%	iShares® MSCI Japan ETF	1,411,003	—	(1,411,003)	—
11,806,442					2,393,130
				Total Unrealized Appreciation	2,490,505
				Total Unrealized Depreciation	(97,375)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA MSCI JAPAN EZJ :: 67

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

68 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 89.1%
Acceleron Pharma, Inc.* (Biotechnology)	0.6%	13,051	$1,708,245
Adaptive Biotechnologies Corp.* (Life Sciences Tools & Services)	0.4%	29,969	1,133,128
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2.9%	47,324	8,355,052
Allakos, Inc.* (Biotechnology)	0.4%	11,307	1,146,982
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1.2%	25,189	3,576,586
Amgen, Inc. (Biotechnology)	7.9%	94,866	22,572,416
Argenx SE, ADR* (Biotechnology)	0.5%	5,292	1,476,415
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	0.6%	22,340	1,621,884
Ascendis Pharma A/S, ADR* (Biotechnology)	0.5%	11,232	1,509,356
AstraZeneca plc, ADR (b) (Pharmaceuticals)	2.0%	98,747	5,605,867
Beam Therapeutics, Inc.*(b) (Biotechnology)	0.3%	12,481	976,389
BeiGene Ltd., ADR* (Biotechnology)	1.3%	10,633	3,812,037
Biogen, Inc.* (Biotechnology)	3.1%	32,800	8,773,344
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1.1%	39,148	3,026,140
BioNTech SE, ADR* (Biotechnology)	1.2%	16,208	3,306,432
Blueprint Medicines Corp.* (Biotechnology)	0.4%	12,480	1,140,048
Bridgebio Pharma, Inc.*(b) (Biotechnology)	0.7%	32,072	1,898,662
CRISPR Therapeutics AG* (Biotechnology)	0.7%	16,238	1,919,007
Denali Therapeutics, Inc.* (Biotechnology)	0.6%	26,049	1,656,456
Exelixis, Inc.* (Biotechnology)	0.5%	67,161	1,514,481
Fate Therapeutics, Inc.* (Biotechnology)	0.5%	20,193	1,546,784
Gilead Sciences, Inc. (Biotechnology)	6.2%	270,512	17,883,548
Guardant Health, Inc.* (Health Care Providers & Services)	0.9%	21,621	2,683,599
Halozyme Therapeutics, Inc.*(b) (Biotechnology)	0.4%	29,117	1,205,735
Horizon Therapeutics plc* (Biotechnology)	1.5%	48,233	4,421,037
Illumina, Inc.* (Life Sciences Tools & Services)	4.4%	31,408	12,740,341
ImmunityBio, Inc.*(b) (Biotechnology)	0.5%	82,189	1,442,417
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Incyte Corp.* (Biotechnology)	1.4%	47,323	$3,964,721
Intellia Therapeutics, Inc.* (Biotechnology)	0.4%	14,579	1,092,550
Ionis Pharmaceuticals, Inc.* (Biotechnology)	0.4%	30,325	1,129,606
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.8%	12,124	2,159,648
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.4%	7,691	1,284,858
Mirati Therapeutics, Inc.* (Biotechnology)	0.6%	10,898	1,723,519
Moderna, Inc.* (Biotechnology)	5.5%	86,093	15,928,066
Neurocrine Biosciences, Inc.* (Biotechnology)	0.7%	20,221	1,945,665
Novavax, Inc.*(b) (Biotechnology)	0.8%	15,902	2,347,453
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	0.4%	41,574	1,124,577
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.8%	13,896	2,375,104
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4.0%	22,666	11,388,078
Royalty Pharma plc, Class A (Pharmaceuticals)	1.2%	83,552	3,352,106
Sanofi, ADR (Pharmaceuticals)	0.8%	43,969	2,349,264
Sarepta Therapeutics, Inc.*(b) (Biotechnology)	0.4%	16,985	1,284,915
Seagen, Inc.* (Biotechnology)	2.1%	39,000	6,058,650
Syneos Health, Inc.* (Life Sciences Tools & Services)	0.7%	22,454	1,973,707
Twist Bioscience Corp.* (Biotechnology)	0.4%	10,468	1,123,321
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.5%	14,415	1,466,150
United Therapeutics Corp.* (Biotechnology)	0.6%	9,584	1,781,666
Vertex Pharmaceuticals, Inc.* (Biotechnology)	4.1%	55,960	11,674,935
Vir Biotechnology, Inc.* (Biotechnology)	0.4%	27,522	1,153,447
Zai Lab Ltd., ADR* (Biotechnology)	0.8%	12,868	2,286,129
Other Common Stocks (b)	19.6%	3,399,249	56,458,108
Total Common Stocks (Cost $277,062,128)			256,078,631

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 69

	Percentage of Net Assets	No. of Rights	Value
Rights — 0.0% (c)
Achillion Pharmaceuticals, Inc., CVR*(d)(e)	0.0%	25,307	$11,641
Contra Costa County Board of Education, CVR*(b)(d)(e)	0.0%	835	—
Total Rights (Cost $11,641)			11,641
		Shares
Securities Lending Reinvestments (f) — 3.1%
Investment Companies — 3.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $8,800,250)	3.1%	8,800,250	8,800,250
		Principal Amount
Short-Term Investments — 3.5%
Repurchase Agreements (g) — 3.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $10,081,257 (Cost $10,081,256)		$10,081,256	10,081,256
Total Investments — 95.7% (Cost $295,955,275)			274,971,778
Other assets less liabilities — 4.3%			12,416,516
Net Assets — 100.0%			$287,388,294

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $56,362,144.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $16,179,702, collateralized in the form of cash with a value of $8,800,250 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $8,032,026 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $16,832,276.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $11,641, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $8,800,250.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,226,334
Aggregate gross unrealized depreciation	(38,859,291)
Net unrealized depreciation	$(12,632,957)
Federal income tax cost	$299,359,381

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
6,114,877	12/6/2021	Bank of America NA	0.10%	iShares® Nasdaq Biotechnology ETF	2,217,638
35,655,440	1/6/2022	Bank of America NA	0.20%	NASDAQ Biotechnology Index®	395,369
41,770,317					2,613,007	(2,356,015)	—	256,992
27,509,030	12/6/2021	Citibank NA	0.21%	NASDAQ Biotechnology Index®	1,742,502	—	(1,520,000)	222,502

See accompanying notes to the financial statements.

70 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
25,147,807	1/6/2022	Goldman Sachs International	0.09%	iShares® Nasdaq Biotechnology ETF	(34,109)
38,057,892	1/6/2022	Goldman Sachs International	0.56%	NASDAQ Biotechnology Index®	687,372
63,205,699					653,263	(333,245)	—	320,018
6,444,063	11/7/2022	Morgan Stanley & Co. International plc	0.05%	iShares® Nasdaq Biotechnology ETF	200,494
10,148,453	11/7/2022	Morgan Stanley & Co. International plc	0.45%	NASDAQ Biotechnology Index®	(60,812)
16,592,516					139,682	—	—	139,682
60,499,845	11/7/2022	Societe Generale	0.40%	NASDAQ Biotechnology Index®	(973,092)	973,092	—	—
109,111,365	11/8/2021	UBS AG	0.10%	NASDAQ Biotechnology Index®	7,579,284	—	(7,139,000)	440,284
318,688,772					11,754,646
				Total Unrealized Appreciation	12,822,659
				Total Unrealized Depreciation	(1,068,013)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Nasdaq Biotechnology invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Biotechnology	72.3%
Diversified Financial Services	0.0%
Health Care Providers & Services	1.1%
Life Sciences Tools & Services	7.7%
Pharmaceuticals	8.0%
Other[a]	10.9%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 71

Investments	Shares	Value
Common Stocks — 49.7%
Communications Equipment — 3.7%
Arista Networks, Inc.*	130	$44,119
Cisco Systems, Inc.	541	28,619
		72,738
Diversified Telecommunication Services — 1.7%
Lumen Technologies, Inc.	2,471	34,199
Health Care Technology — 0.7%
Tabula Rasa HealthCare, Inc.*	150	6,482
Veeva Systems, Inc., Class A*	22	6,409
		12,891
Interactive Media & Services — 2.2%
Alphabet, Inc., Class A*	18	42,423
Internet & Direct Marketing Retail — 3.6%
Alibaba Group Holding Ltd., ADR*	153	32,736
Amazon.com, Inc.*	12	38,677
		71,413
IT Services — 9.4%
Akamai Technologies, Inc.*	257	29,352
Fastly, Inc., Class A*	248	11,703
International Business Machines Corp.	153	21,992
Kingsoft Cloud Holdings Ltd., ADR*	619	24,178
MongoDB, Inc.*	79	23,064
Rackspace Technology, Inc.*	1,734	34,992
Shopify, Inc., Class A*	14	17,400
Snowflake, Inc., Class A*	23	5,475
Twilio, Inc., Class A*	46	15,456
		183,612
Software — 25.5%
Adobe, Inc.*	40	20,183
Anaplan, Inc.*	93	4,790
Appfolio, Inc., Class A*	37	4,991
Appian Corp.*	71	6,424
Asana, Inc., Class A*	175	6,437
Atlassian Corp. plc, Class A*	77	17,963
Avalara, Inc.*	39	5,155
Blackline, Inc.*	49	5,095
Box, Inc., Class A*	331	7,716
Citrix Systems, Inc.	182	20,923
Cloudera, Inc.*	753	9,684
Cloudflare, Inc., Class A*	82	6,729
Coupa Software, Inc.*	18	4,288
Crowdstrike Holdings, Inc., Class A*	28	6,220
Datadog, Inc., Class A*	64	5,827
DocuSign, Inc.*	27	5,444
Domo, Inc., Class B*	191	12,701
Investments	Shares	Value
Common Stocks (continued)
Dropbox, Inc., Class A*	269	$7,357
Elastic NV*	45	5,319
Everbridge, Inc.*	40	4,700
Five9, Inc.*	98	17,356
HubSpot, Inc.*	35	17,653
Intuit, Inc.	16	7,025
Microsoft Corp.	157	39,200
MicroStrategy, Inc., Class A*	24	11,280
Mimecast Ltd.*	142	7,099
Open Text Corp.	136	6,389
Oracle Corp.	565	44,488
Palo Alto Networks, Inc.*	17	6,175
Paycom Software, Inc.*	16	5,274
Paylocity Holding Corp.*	32	5,435
Q2 Holdings, Inc.*	50	4,746
Qualys, Inc.*	63	6,091
salesforce.com, Inc.*	84	20,000
SAP SE, ADR	98	13,713
ServiceNow, Inc.*	34	16,112
Smartsheet, Inc., Class A*	88	5,199
Splunk, Inc.*	127	15,392
Sprout Social, Inc., Class A*	89	6,178
SVMK, Inc.*	326	6,341
VMware, Inc., Class A*	264	41,683
Workday, Inc., Class A*	25	5,718
Workiva, Inc.*	60	5,694
Zendesk, Inc.*	42	5,740
Zoom Video Communications, Inc., Class A*	16	5,304
Zscaler, Inc.*	30	5,826
		499,057
Technology Hardware, Storage & Peripherals — 2.9%
Hewlett Packard Enterprise Co.	1,252	19,982
NetApp, Inc.	291	22,514
Pure Storage, Inc., Class A*	779	14,840
		57,336
Total Common Stocks (Cost $977,728)		973,669
	Principal Amount
Short-Term Investments — 35.2%
Repurchase Agreements (a) — 35.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $689,916 (Cost $689,915)	$689,915	689,915
Total Investments — 84.9% (Cost $1,667,643)		1,663,584
Other assets less liabilities — 15.1%		295,418
Net Assets — 100.0%		$1,959,002

See accompanying notes to the financial statements.

72 :: SKYU ULTRA NASDAQ CLOUD COMPUTING :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$253,489
Aggregate gross unrealized depreciation	(176,491)
Net unrealized appreciation	$76,998
Federal income tax cost	$1,668,303

Swap Agreementsa

Ultra Nasdaq Cloud Computing had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,617,615	11/7/2022	Bank of America NA	0.20%	ISE Cloud Computing Index	176,964	(77,410)	—	99,554
1,330,758	11/7/2022	Goldman Sachs International	0.56%	ISE Cloud Computing Index	(95,247)	—	—	(95,247)
2,948,373					81,717
				Total Unrealized Appreciation	176,964
				Total Unrealized Depreciation	(95,247)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA NASDAQ CLOUD COMPUTING SKYU :: 73

Investments	Shares	Value
Exchange Traded Funds — 6.3%
First Trust NASDAQ Cybersecurity ETF (Cost $181,513)	4,002	$178,049
	Principal Amount
Short-Term Investments — 78.7%
Repurchase Agreements (a) — 78.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,216,068 (Cost $2,216,067)	$2,216,067	$2,216,067
Total Investments — 85.0% (Cost $2,397,580)		2,394,116
Other assets less liabilities — 15.0%		421,009
Net Assets — 100.0%		$2,815,125

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,991
Aggregate gross unrealized depreciation	(195,853)
Net unrealized depreciation	$(163,862)
Federal income tax cost	$2,397,580

Swap Agreementsa

Ultra Nasdaq Cybersecurity had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,752,404	11/7/2022	Bank of America NA	0.35%	First Trust Nasdaq Cybersecurity ETF	(192,389)	—	192,389	—
1,702,788	11/7/2022	Goldman Sachs International	0.46%	First Trust Nasdaq Cybersecurity ETF	31,991	—	—	31,991
5,455,192					(160,398)
				Total Unrealized Appreciation	31,991
				Total Unrealized Depreciation	(192,389)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

74 :: UCYB ULTRA NASDAQ CYBERSECURITY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 73.7%
Electric Utilities — 0.5%
OGE Energy Corp.	29,259	$1,009,436
Energy Equipment & Services — 6.3%
Baker Hughes Co.	106,635	2,601,894
Halliburton Co.	129,992	2,918,320
NOV, Inc.*	56,789	915,439
Schlumberger NV	204,542	6,408,301
TechnipFMC plc*	61,936	532,030
		13,375,984
Oil, Gas & Consumable Fuels — 66.5%
APA Corp.	55,274	1,149,699
Cabot Oil & Gas Corp.	58,427	958,203
Cheniere Energy, Inc.*	33,750	2,865,375
Chevron Corp.	282,346	29,304,691
Cimarex Energy Co.	15,039	1,018,892
ConocoPhillips	198,174	11,046,219
Continental Resources, Inc. (b)	9,082	295,801
Devon Energy Corp.	86,646	2,301,318
Diamondback Energy, Inc.	26,450	2,117,852
EOG Resources, Inc.	85,364	6,858,144
EQT Corp.*	40,791	851,716
Equitrans Midstream Corp.	59,666	491,648
Exxon Mobil Corp.	619,286	36,147,723
Hess Corp.	39,967	3,350,034
HollyFrontier Corp.	21,858	709,729
Kinder Morgan, Inc.	284,794	5,223,122
Marathon Oil Corp.	115,474	1,398,390
Marathon Petroleum Corp.	95,270	5,887,686
Occidental Petroleum Corp.	122,644	3,183,838
ONEOK, Inc.	65,091	3,432,899
Ovintiv, Inc.	38,012	1,012,260
Phillips 66	63,896	5,381,321
Pioneer Natural Resources Co.	30,099	4,580,767
Targa Resources Corp.	33,448	1,299,789
Valero Energy Corp.	59,766	4,805,186
Williams Cos., Inc. (The)	177,555	4,676,799
		140,349,101
Semiconductors & Semiconductor Equipment — 0.4%
First Solar, Inc.*	12,403	943,992
Total Common Stocks (Cost $128,827,456)		155,678,513
Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $51,117)	51,117	$51,117
	Principal Amount
Short-Term Investments — 5.6%
Repurchase Agreements (e) — 5.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $11,850,128 (Cost $11,850,127)	$11,850,127	11,850,127
Total Investments — 79.3% (Cost $140,728,700)		167,579,757
Other assets less liabilities — 20.7%		43,626,910
Net Assets — 100.0%		$211,206,667

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $54,320,064.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $50,451, collateralized in the form of cash with a value of $51,117 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $51,117.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,306,633
Aggregate gross unrealized depreciation	(2,485,275)
Net unrealized appreciation	$67,821,358
Federal income tax cost	$142,020,523

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA OIL & GAS DIG :: 75

Swap Agreementsa

Ultra Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
14,459,259	1/6/2022	Bank of America NA	0.40%	Dow Jones U.S. Oil & GasSM Index	7,898,713
20,067,174	1/6/2022	Bank of America NA	0.10%	iShares® U.S. Energy ETF	4,371,506
34,526,433					12,270,219	(12,270,219)	—	—
40,790,371	12/6/2021	Citibank NA	0.36%	Dow Jones U.S. Oil & GasSM Index	5,291,260	—	(5,230,000)	61,260
23,835,604	11/7/2022	Goldman Sachs International	0.09%	iShares® U.S. Energy ETF	(983,520)
43,290,657	11/7/2022	Goldman Sachs International	0.56%	Dow Jones U.S. Oil & GasSM Index	(1,097,911)
67,126,261					(2,081,431)	2,073,719	7,712	—
13,282,502	11/7/2022	Morgan Stanley & Co. International plc	(0.16)%	Dow Jones U.S. Oil & GasSM Index	838,699
18,287,320	11/7/2022	Morgan Stanley & Co. International plc	0.15%	iShares® U.S. Energy ETF	1,167,459
31,569,822					2,006,158	(2,006,158)	—	—
49,107,920	11/7/2022	Societe Generale	0.60%	Dow Jones U.S. Oil & GasSM Index	10,312,788	(10,312,788)	—	—
44,242,963	11/8/2021	UBS AG	0.10%	Dow Jones U.S. Oil & GasSM Index	14,463,130	—	(14,356,000)	107,130
267,363,770					42,262,124
				Total Unrealized Appreciation	44,343,555
				Total Unrealized Depreciation	(2,081,431)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

76 :: DIG ULTRA OIL & GAS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 86.8%
Automobiles — 3.3%
Tesla, Inc.*	226,469	$141,592,948
Beverages — 2.1%
Keurig Dr Pepper, Inc.	408,286	15,090,251
Monster Beverage Corp.*	153,170	14,439,336
PepsiCo, Inc.	400,231	59,210,174
		88,739,761
Biotechnology — 3.6%
Alexion Pharmaceuticals, Inc.*	63,771	11,258,770
Amgen, Inc.	167,577	39,873,271
Biogen, Inc.*	44,211	11,825,558
Gilead Sciences, Inc.	364,540	24,099,740
Incyte Corp.*	63,769	5,342,567
Moderna, Inc.*	115,966	21,454,870
Regeneron Pharmaceuticals, Inc.*	30,528	15,338,183
Seagen, Inc.*	52,575	8,167,526
Vertex Pharmaceuticals, Inc.*	75,432	15,737,378
		153,097,863
Commercial Services & Supplies — 0.4%
Cintas Corp.	30,455	10,767,061
Copart, Inc.*	68,552	8,843,893
		19,610,954
Communications Equipment — 1.5%
Cisco Systems, Inc.	1,224,768	64,790,227
Electric Utilities — 0.8%
American Electric Power Co., Inc.	144,091	12,391,826
Exelon Corp.	283,222	12,778,977
Xcel Energy, Inc.	155,984	11,056,146
		36,226,949
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	40,905	6,766,505
Entertainment — 2.5%
Activision Blizzard, Inc.	224,783	21,860,147
Electronic Arts, Inc.	83,425	11,923,935
NetEase, Inc., ADR	86,942	10,253,070
Netflix, Inc.*	128,503	64,612,594
		108,649,746
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	128,471	48,596,725
Walgreens Boots Alliance, Inc.	250,652	13,199,334
		61,796,059
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 1.0%
Kraft Heinz Co. (The)	354,829	$15,466,996
Mondelez International, Inc., Class A	409,646	26,024,811
		41,491,807
Health Care Equipment & Supplies — 1.5%
Align Technology, Inc.*	22,955	13,546,893
Dexcom, Inc.*	27,924	10,314,846
IDEXX Laboratories, Inc.*	24,787	13,833,873
Intuitive Surgical, Inc.*	34,138	28,750,341
		66,445,953
Health Care Technology — 0.2%
Cerner Corp.	88,848	6,952,356
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.*	11,868	28,026,876
Marriott International, Inc., Class A*	94,142	13,516,908
Starbucks Corp.	341,522	38,892,525
		80,436,309
Interactive Media & Services — 10.8%
Alphabet, Inc., Class A*	57,348	135,160,634
Alphabet, Inc., Class C*	62,438	150,572,983
Baidu, Inc., ADR*	78,714	15,449,197
Facebook, Inc., Class A*	458,580	150,749,003
Match Group, Inc.*	78,015	11,185,791
		463,117,608
Internet & Direct Marketing Retail — 8.8%
Amazon.com, Inc.*	95,979	309,347,036
eBay, Inc.	197,405	12,018,016
JD.com, Inc., ADR*	241,012	17,820,427
MercadoLibre, Inc.*	14,481	19,674,900
Pinduoduo, Inc., ADR*	100,188	12,511,478
Trip.com Group Ltd., ADR*	152,836	6,396,187
		377,768,044
IT Services — 4.0%
Automatic Data Processing, Inc.	124,167	24,339,215
Cognizant Technology Solutions Corp., Class A	153,915	11,014,157
Fiserv, Inc.*	194,199	22,371,725
Okta, Inc.*	35,186	7,826,774
Paychex, Inc.	104,624	10,581,671
PayPal Holdings, Inc.*	339,747	88,341,015
VeriSign, Inc.*	32,781	7,209,198
		171,683,755
Leisure Products — 0.2%
Peloton Interactive, Inc., Class A*	76,487	8,437,281

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA QQQ QLD :: 77

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	42,349	$17,178,448
Machinery — 0.2%
PACCAR, Inc.	100,663	9,216,704
Media — 3.0%
Charter Communications, Inc., Class A*(b)	56,228	39,052,033
Comcast Corp., Class A	1,326,107	76,038,975
Fox Corp., Class A	97,013	3,623,436
Fox Corp., Class B	74,337	2,696,946
Sirius XM Holdings, Inc. (b)	1,201,000	7,506,250
		128,917,640
Multiline Retail — 0.1%
Dollar Tree, Inc.*	68,249	6,654,278
Professional Services — 0.2%
Verisk Analytics, Inc.	47,251	8,166,390
Road & Rail — 0.5%
CSX Corp.	221,177	22,144,241
Semiconductors & Semiconductor Equipment — 13.2%
Advanced Micro Devices, Inc.*	351,419	28,141,634
Analog Devices, Inc.	107,012	17,614,175
Applied Materials, Inc.	266,231	36,774,488
ASML Holding NV (Registered), NYRS	22,580	15,252,113
Broadcom, Inc.	118,419	55,932,846
Intel Corp.	1,178,674	67,325,859
KLA Corp.	44,711	14,168,469
Lam Research Corp.	41,457	26,940,831
Marvell Technology, Inc.	194,501	9,394,398
Maxim Integrated Products, Inc.*	77,771	7,933,420
Microchip Technology, Inc.	78,108	12,259,051
Micron Technology, Inc.*	324,544	27,307,132
NVIDIA Corp.	179,847	116,860,984
NXP Semiconductors NV	80,332	16,983,791
QUALCOMM, Inc.	329,536	44,335,773
Skyworks Solutions, Inc.	47,864	8,136,880
Texas Instruments, Inc.	266,939	50,670,361
Xilinx, Inc.*	71,177	9,039,479
		565,071,684
Investments	Shares	Value
Common Stocks (a) (continued)
Software — 13.4%
Adobe, Inc.*	138,853	$70,062,447
ANSYS, Inc.*	25,147	8,498,177
Atlassian Corp. plc, Class A*	38,607	9,006,241
Autodesk, Inc.*	63,785	18,233,580
Cadence Design Systems, Inc.*	80,963	10,281,491
Check Point Software Technologies Ltd.*	40,648	4,755,003
DocuSign, Inc.*	54,122	10,912,078
Intuit, Inc.	79,434	34,878,675
Microsoft Corp.	1,437,881	359,010,128
Splunk, Inc.*	46,920	5,686,704
Synopsys, Inc.*	44,223	11,247,678
Workday, Inc., Class A*	52,196	11,938,269
Zoom Video Communications, Inc., Class A*	67,891	22,507,903
		577,018,374
Specialty Retail — 0.6%
O'Reilly Automotive, Inc.*	20,368	10,899,324
Ross Stores, Inc.	103,412	13,070,243
		23,969,567
Technology Hardware, Storage & Peripherals — 9.3%
Apple, Inc.	3,200,540	398,819,289
Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc.*	36,321	11,736,405
Trading Companies & Distributors — 0.2%
Fastenal Co.	166,618	8,837,419
Wireless Telecommunication Services — 1.2%
T-Mobile US, Inc.*	360,551	50,999,939
Total Common Stocks (Cost $3,253,395,733)		3,726,334,503
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $1,910,974)	1,910,974	1,910,974

See accompanying notes to the financial statements.

78 :: QLD ULTRA QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 0.9%
Repurchase Agreements (e) — 0.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $38,844,105 (Cost $38,844,098)	$38,844,098	$38,844,098
Total Investments — 87.7% (Cost $3,294,150,805)		3,767,089,575
Other assets less liabilities — 12.3%		527,430,953
Net Assets — 100.0%		$4,294,520,528

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $495,475,874.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $7,671,336, collateralized in the form of cash with a value of $1,910,974 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $5,998,885 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $7,909,859.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,910,974.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR   American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$985,955,522
Aggregate gross unrealized depreciation	(35,123,525)
Net unrealized appreciation	$950,831,997
Federal income tax cost	$3,298,171,006

Futures Contracts Purchased

Ultra QQQ had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	761	6/18/2021	USD	$208,308,530	$9,340,837

Swap Agreementsa

Ultra QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
223,582,827	11/8/2021	Bank of America NA	0.50%	NASDAQ-100 Index®	31,710,026	(31,710,026)	—	—
402,000,172	11/8/2021	BNP Paribas SA	0.60%	NASDAQ-100 Index®	75,394,143	(74,989,485)	—	404,658
268,269,283	12/6/2021	Citibank NA	0.55%	NASDAQ-100 Index®	18,638,577	—	(18,080,000)	558,577
471,609,762	11/8/2021	Credit Suisse International	0.70%	NASDAQ-100 Index®	88,753,460	—	(88,055,956)	697,504

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA QQQ QLD :: 79

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
388,711,433	11/8/2021	Goldman Sachs International	0.41%	PowerShares QQQ TrustSM, Series 1	20,189,366
555,699,679	12/6/2021	Goldman Sachs International	0.61%	NASDAQ-100 Index®	81,545,188
944,411,112					101,734,554	(101,734,554)	—	—
617,439,526	11/8/2021	J.P. Morgan Securities	0.46%	NASDAQ-100 Index®	7,114,909	—	(5,820,000)	1,294,909
54,335,445	11/7/2022	Morgan Stanley & Co. International plc	0.60%	NASDAQ-100 Index®	4,596,764
257,401,279	11/7/2022	Morgan Stanley & Co. International plc	0.50%	PowerShares QQQ TrustSM, Series 1	18,426,953
311,736,724					23,023,717	(22,884,000)	—	139,717
405,969,260	11/7/2022	Societe Generale	0.85%	NASDAQ-100 Index®	15,991,934	(15,530,731)	—	461,203
1,010,064,438	12/6/2021	UBS AG	0.90%	NASDAQ-100 Index®	110,211,271	—	(108,148,000)	2,063,271
4,655,083,104					472,572,591
				Total Unrealized Appreciation	472,572,591

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

80 :: QLD ULTRA QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 70.2%
Equity Real Estate Investment Trusts (REITs) — 64.0%
Alexandria Real Estate Equities, Inc.	7,848	$1,398,985
American Campus Communities, Inc.	8,497	400,719
American Homes 4 Rent, Class A	16,589	631,543
American Tower Corp.	27,964	7,143,682
Americold Realty Trust(b)	15,581	592,390
Apartment Income REIT Corp.	9,190	428,070
Apartment Investment and Management Co., Class A	9,195	64,825
AvalonBay Communities, Inc.	8,614	1,782,581
Boston Properties, Inc.	8,751	1,028,768
Brixmor Property Group, Inc.	18,325	416,161
Camden Property Trust	6,024	755,289
CoreSite Realty Corp.	2,640	320,100
Corporate Office Properties Trust	6,929	191,240
Cousins Properties, Inc.	9,173	340,227
Crown Castle International Corp.	26,628	5,046,006
CubeSmart	12,329	539,887
CyrusOne, Inc.	7,436	548,405
Digital Realty Trust, Inc.	17,356	2,630,475
Douglas Emmett, Inc.	10,182	353,519
Duke Realty Corp.	23,076	1,072,111
EastGroup Properties, Inc.	2,450	387,296
Equinix, Inc.	5,512	4,060,801
Equity Commonwealth	7,513	206,157
Equity LifeStyle Properties, Inc.	10,467	741,692
Equity Residential	21,165	1,639,229
Essex Property Trust, Inc.	4,012	1,184,704
Extra Space Storage, Inc.	8,149	1,220,802
Federal Realty Investment Trust	4,312	493,034
First Industrial Realty Trust, Inc.	7,973	403,753
Gaming and Leisure Properties, Inc.	13,509	626,277
Healthcare Realty Trust, Inc.	8,628	261,774
Healthcare Trust of America, Inc., Class A	13,508	370,254
Healthpeak Properties, Inc.	33,258	1,110,152
Highwoods Properties, Inc.	6,416	293,083
Host Hotels & Resorts, Inc.*	43,548	747,719
Hudson Pacific Properties, Inc.	9,323	270,274
Invitation Homes, Inc.	35,019	1,270,139
Iron Mountain, Inc.(b)	17,808	775,360
JBG SMITH Properties	6,826	219,865
Kilroy Realty Corp.	6,538	459,033
Kimco Realty Corp.	26,699	568,956
Lamar Advertising Co., Class A	5,339	559,634
Lexington Realty Trust	17,140	212,193
Life Storage, Inc.	4,658	463,192
Medical Properties Trust, Inc.	35,808	758,055
Mid-America Apartment Communities, Inc.	7,061	1,134,703
Investments	Shares	Value
Common Stocks (a) (continued)
National Health Investors, Inc.	2,789	$183,823
National Retail Properties, Inc.	10,822	501,600
Omega Healthcare Investors, Inc.	14,310	524,032
Physicians Realty Trust	13,002	235,726
PotlatchDeltic Corp.	4,132	248,746
Prologis, Inc.	45,651	5,379,514
PS Business Parks, Inc.	1,238	191,840
Public Storage	9,386	2,651,357
Rayonier, Inc.	8,511	325,035
Realty Income Corp.	23,050	1,576,620
Regency Centers Corp.	9,750	629,850
Rexford Industrial Realty, Inc.	8,114	448,136
Sabra Health Care REIT, Inc.	13,011	227,302
SBA Communications Corp.	6,749	2,012,012
Simon Property Group, Inc.	20,278	2,605,520
SL Green Realty Corp.	4,280	339,062
Spirit Realty Capital, Inc.	7,093	335,215
STORE Capital Corp.	14,811	509,498
Sun Communities, Inc.	6,890	1,153,524
UDR, Inc.	18,326	872,867
Ventas, Inc.	23,128	1,282,448
VEREIT, Inc.	14,137	672,497
VICI Properties, Inc.	33,134	1,031,461
Vornado Realty Trust	9,689	458,096
Welltower, Inc.	25,768	1,926,673
Weyerhaeuser Co.	46,163	1,752,347
WP Carey, Inc.	10,828	816,973
		75,014,888
Mortgage Real Estate Investment Trusts (REITs) — 2.1%
AGNC Investment Corp.	33,212	615,751
Annaly Capital Management, Inc.	86,341	800,381
Blackstone Mortgage Trust, Inc., Class A	9,080	290,832
New Residential Investment Corp.	28,376	300,218
Starwood Property Trust, Inc.	17,624	447,473
		2,454,655
Professional Services — 1.8%
CoStar Group, Inc.*	2,431	2,076,074
Real Estate Management & Development — 2.3%
CBRE Group, Inc., Class A*	20,718	1,818,626
Howard Hughes Corp. (The)*	2,790	295,266
Jones Lang LaSalle, Inc.*	3,155	638,099
		2,751,991
Total Common Stocks (COST $80,792,247)		82,297,608

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA REAL ESTATE URE :: 81

Investments	Principal Amount	Value
Short-Term Investments — 11.8%
Repurchase Agreements (c) — 11.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $13,764,895 (Cost $13,764,892)	$13,764,892	$13,764,892
Total Investments — 82.0% (Cost $94,557,139)		96,062,500
Other assets less liabilities — 18.0%		21,061,462
Net Assets — 100.0%		$117,123,962

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $20,456,858.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $214,001, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $217,589.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,086,950
Aggregate gross unrealized depreciation	(10,153,435)
Net unrealized appreciation	$16,933,515
Federal income tax cost	$94,626,144

Swap Agreementsa

Ultra Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
16,757,762	11/8/2021	Bank of America NA	0.35%	iShares® U.S. Real Estate ETF	3,300,415
19,092,827	1/6/2022	Bank of America NA	1.05%	Dow Jones U.S. Real EstateSM Index	2,794,774
35,850,589					6,095,189	(6,057,130)	—	38,059
40,485,533	1/6/2022	BNP Paribas SA	0.65%	Dow Jones U.S. Real EstateSM Index	3,612,783	(3,339,781)	(4,174)	268,828
5,930,280	11/7/2022	Citibank NA	0.76%	Dow Jones U.S. Real EstateSM Index	849,575	—	(820,000)	29,575
5,413,159	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. Real EstateSM Index	840,611
18,789,999	1/6/2022	Goldman Sachs International	0.09%	iShares® U.S. Real Estate ETF	2,497,319
24,203,158					3,337,930	(3,282,001)	—	55,929

See accompanying notes to the financial statements.

82 :: URE ULTRA REAL ESTATE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
199,735	11/7/2022	Morgan Stanley & Co. International plc	0.06%	Dow Jones U.S. Real EstateSM Index	35,843
331,860	11/7/2022	Morgan Stanley & Co. International plc	0.05%	iShares® U.S. Real Estate ETF	59,242
531,595					95,085	—	—	95,085
43,236,085	11/7/2022	Societe Generale	0.75%	Dow Jones U.S. Real EstateSM Index	6,370,747	(6,208,035)	—	162,712
2,294,407	11/8/2021	UBS AG	0.45%	Dow Jones U.S. Real EstateSM Index	(4,864,150)	4,701,189	162,961	—
152,531,647					15,497,159
				Total Unrealized Appreciation	20,361,309
				Total Unrealized Depreciation	(4,864,150)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA REAL ESTATE URE :: 83

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 77.0%
Advanced Drainage Systems, Inc. (Building Products)	0.2%	11,248	$1,275,748
Alcoa Corp.* (Metals & Mining)	0.2%	37,414	1,484,213
AMC Entertainment Holdings, Inc., Class A*(b) (Entertainment)	0.3%	75,689	1,976,997
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	0.2%	20,443	1,484,162
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.1%	27,351	1,225,051
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	14,505	1,480,815
Builders FirstSource, Inc.* (Building Products)	0.2%	40,719	1,813,624
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	0.5%	35,963	3,864,224
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.2%	7,591	1,514,632
Cleveland-Cliffs, Inc.*(b) (Metals & Mining)	0.2%	89,651	1,803,778
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.2%	13,334	1,349,934
Darling Ingredients, Inc.* (Food Products)	0.3%	32,135	2,199,962
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.3%	5,589	1,874,774
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	7,816	1,235,553
EMCOR Group, Inc. (Construction & Engineering)	0.2%	10,857	1,369,176
First Financial Bankshares, Inc. (Banks)	0.2%	25,778	1,297,922
Fox Factory Holding Corp.* (Auto Components)	0.2%	8,261	1,284,420
Freshpet, Inc.* (Food Products)	0.2%	8,137	1,438,784
GameStop Corp., Class A*(b) (Specialty Retail)	0.3%	11,421	2,535,462
HealthEquity, Inc.* (Health Care Providers & Services)	0.2%	16,028	1,332,247
II-VI, Inc.*(b) (Electronic Equipment, Instruments & Components)	0.2%	20,497	1,380,883
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	27,154	1,441,063
LHC Group, Inc.* (Health Care Providers & Services)	0.1%	6,062	1,193,305
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lithia Motors, Inc., Class A (Specialty Retail)	0.3%	5,809	$2,044,710
Louisiana-Pacific Corp. (Paper & Forest Products)	0.2%	21,947	1,475,058
Marriott Vacations Worldwide Corp.* (Hotels, Restaurants & Leisure)	0.2%	8,087	1,393,309
MasTec, Inc.* (Construction & Engineering)	0.2%	11,324	1,317,321
Mirati Therapeutics, Inc.* (Biotechnology)	0.2%	8,546	1,351,550
Natera, Inc.* (Biotechnology)	0.2%	15,104	1,421,891
Novavax, Inc.*(b) (Biotechnology)	0.2%	12,306	1,816,612
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	0.2%	52,284	1,392,323
Penn National Gaming, Inc.*(b) (Hotels, Restaurants & Leisure)	0.3%	31,118	2,550,742
Performance Food Group Co.* (Food & Staples Retailing)	0.2%	26,163	1,311,551
Plug Power, Inc.*(b) (Electrical Equipment)	0.3%	82,306	2,526,794
Rexnord Corp. (Machinery)	0.1%	24,052	1,201,878
RH* (Specialty Retail)	0.3%	3,148	2,018,025
Saia, Inc.* (Road & Rail)	0.1%	5,247	1,207,650
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	8,656	1,182,063
SiteOne Landscape Supply, Inc.*(b) (Trading Companies & Distributors)	0.2%	8,776	1,509,823
South State Corp. (Banks)	0.2%	13,975	1,241,120
STAAR Surgical Co.* (Health Care Equipment & Supplies)	0.2%	9,151	1,336,321
Stifel Financial Corp. (Capital Markets)	0.2%	19,961	1,382,898
Sunrun, Inc.*(b) (Electrical Equipment)	0.2%	31,709	1,418,026
Tenet Healthcare Corp.* (Health Care Providers & Services)	0.2%	20,869	1,396,345
Tetra Tech, Inc. (Commercial Services & Supplies)	0.2%	10,767	1,286,333
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	0.2%	13,119	1,321,214
TopBuild Corp.* (Household Durables)	0.2%	6,608	1,308,714
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.2%	12,690	1,290,700
United States Steel Corp.(b) (Metals & Mining)	0.2%	52,103	1,351,031

See accompanying notes to the financial statements.

84 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
YETI Holdings, Inc.*(b) (Leisure Products)	0.2%	15,977	$1,399,585
Other Common Stocks (b)	66.5%	18,289,014	494,192,712
Total Common Stocks (Cost $555,756,868)			572,503,028
		No. of Rights
Rights — 0.0% (c)
ANI Pharmaceuticals, Inc., CVR, expiring 12/31/50*(d)(e)	0.0%	2	—
Contra Aduro Biotech I, CVR*(d)(e)	0.0%	687	—
Contraf-Nicotex-Tobacco GmbH*(d)(e)	0.0%	2,444	1,222
Omthera Pharmaceuticals, Inc., CVR*(d)(e)	0.0%	3,327	—
Oncternal Therapeutics, Inc., CVR*(d)(e)	0.0%	42	—
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	756	—
Total Rights (Cost $1,951)			1,222
		Shares
Securities Lending Reinvestments (f) — 2.3%
Investment Companies — 2.3%

BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $16,968,200) 2.3%	16,968,200	16,968,200

	Principal Amount
Short-Term Investments — 8.5%
Repurchase Agreements (g) — 8.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $62,913,527 (Cost $62,913,517)	$62,913,517	62,913,517
Total Investments — 87.8% (Cost $635,640,536)		652,385,967
Other assets less liabilities — 12.2%		90,303,500
Net Assets — 100.0%		$742,689,467

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $37,267,652.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $38,896,710, collateralized in the form of cash with a value of $16,968,200 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $23,761,934 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 10, 2021 - November 15, 2050. The total value of collateral is $40,730,134.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $1,222, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $16,968,200.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$148,895,298
Aggregate gross unrealized depreciation	(31,742,827)
Net unrealized appreciation	$117,152,471
Federal income tax cost	$639,229,017
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA RUSSELL2000 UWM :: 85

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	598	6/18/2021	USD	$67,831,140	$1,473,144

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
185,247,787	12/6/2021	Bank of America NA	0.40%	Russell 2000® Index	39,670,584	(39,670,584)	—	—
93,302,315	11/8/2021	BNP Paribas SA	0.00%	Russell 2000® Index	14,352,326	(14,352,326)	—	—
137,125,202	12/6/2021	Citibank NA	0.35%	Russell 2000® Index	4,670,012	—	(4,670,012)	—
92,440,107	11/8/2021	Goldman Sachs International	0.31%	Russell 2000® Index	19,781,016	(19,781,016)	—	—
13,809,520	11/7/2022	Morgan Stanley & Co. International plc	0.00%	iShares® Russell 2000 ETF	1,306,982
35,808,885	11/7/2022	Morgan Stanley & Co. International plc	(0.26)%	Russell 2000® Index	2,724,612
49,618,405					4,031,594	(4,031,594)	—	—
101,781,456	11/7/2022	Societe Generale	0.40%	Russell 2000® Index	8,517,222	(8,517,222)	—	—
185,551,829	11/8/2021	UBS AG	0.10%	Russell 2000® Index	11,499,623	—	(11,499,623)	—
845,067,101					102,522,377
				Total Unrealized Appreciation	102,522,377

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

86 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	0.6%
Air Freight & Logistics	0.3%
Airlines	0.3%
Auto Components	1.2%
Automobiles	0.1%
Banks	6.8%
Beverages	0.2%
Biotechnology	6.8%
Building Products	1.3%
Capital Markets	1.2%
Chemicals	1.4%
Commercial Services & Supplies	1.5%
Communications Equipment	0.5%
Construction & Engineering	1.2%
Construction Materials	0.2%
Consumer Finance	0.6%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.3%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.6%
Electric Utilities	0.5%
Electrical Equipment	1.1%
Electronic Equipment, Instruments & Components	1.6%
Energy Equipment & Services	0.6%
Entertainment	0.4%
Equity Real Estate Investment Trusts (REITs)	4.1%
Food & Staples Retailing	0.6%
Food Products	1.1%
Gas Utilities	0.6%
Health Care Equipment & Supplies	2.5%
Health Care Providers & Services	2.2%
Health Care Technology	0.8%
Hotels, Restaurants & Leisure	3.2%
Household Durables	1.7%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.4%
Industrial Conglomerates	0.0%*
Insurance	1.4%
Interactive Media & Services	0.3%
Internet & Direct Marketing Retail	0.5%
IT Services	1.0%
Leisure Products	0.6%
Life Sciences Tools & Services	0.6%
Machinery	2.9%
Marine	0.1%
Media	0.7%
Metals & Mining	1.6%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Multiline Retail	0.3%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.6%
Paper & Forest Products	0.4%
Personal Products	0.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA RUSSELL2000 UWM :: 87

Pharmaceuticals	1.1%
Professional Services	1.2%
Real Estate Management & Development	0.6%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	2.2%
Software	3.8%
Specialty Retail	2.8%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.8%
Thrifts & Mortgage Finance	1.3%
Tobacco	0.1%
Trading Companies & Distributors	1.3%
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[a]	23.0%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

88 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 82.1%
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	156,316	$18,234,261
AbbVie, Inc. (Biotechnology)	0.5%	155,818	17,638,598
Accenture plc, Class A (IT Services)	0.4%	55,965	15,791,084
Adobe, Inc.* (Software)	0.6%	42,295	21,341,211
Alphabet, Inc., Class A* (Interactive Media & Services)	1.7%	26,536	62,541,372
Alphabet, Inc., Class C* (Interactive Media & Services)	1.6%	25,435	61,338,029
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.2%	37,769	121,732,131
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.5%	1,392,462	173,514,690
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	629,291	18,520,034
Bank of America Corp. (Banks)	0.7%	670,361	28,416,603
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.3%	168,241	48,695,675
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	36,021	17,013,799
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.5%	170,389	17,684,674
Cisco Systems, Inc. (Communications Equipment)	0.5%	372,520	19,706,308
Citigroup, Inc. (Banks)	0.4%	184,179	14,496,729
Coca-Cola Co. (The) (Beverages)	0.5%	342,219	18,921,289
Comcast Corp., Class A (Media)	0.6%	403,353	23,128,261
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	39,059	14,774,848
Danaher Corp. (Health Care Equipment & Supplies)	0.4%	55,931	14,326,166
Eli Lilly & Co. (Pharmaceuticals)	0.3%	70,191	14,019,950
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.6%	373,552	21,804,230
Facebook, Inc., Class A* (Interactive Media & Services)	1.8%	212,250	69,772,942
Home Depot, Inc. (The) (Specialty Retail)	0.8%	94,995	30,294,856
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	61,370	14,170,947
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.5%	358,511	$20,478,148
Johnson & Johnson (Pharmaceuticals)	1.0%	231,950	39,257,538
JPMorgan Chase & Co. (Banks)	1.2%	269,259	44,223,098
Linde plc (Chemicals)	0.3%	46,134	13,867,880
Mastercard, Inc., Class A (IT Services)	0.7%	77,363	27,895,551
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	65,786	15,386,688
Medtronic plc (Health Care Equipment & Supplies)	0.4%	118,951	15,058,007
Merck & Co., Inc. (Pharmaceuticals)	0.4%	223,268	16,943,809
Microsoft Corp. (Software)	4.4%	665,509	166,164,286
Netflix, Inc.* (Entertainment)	0.5%	39,080	19,649,815
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.4%	112,193	15,309,857
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.9%	54,708	35,548,164
PayPal Holdings, Inc.* (IT Services)	0.7%	103,342	26,870,987
PepsiCo, Inc. (Beverages)	0.5%	121,734	18,009,328
Pfizer, Inc. (Pharmaceuticals)	0.5%	492,157	19,061,241
Procter & Gamble Co. (The) (Household Products)	0.8%	217,282	29,300,478
salesforce.com, Inc.* (Software)	0.5%	80,972	19,279,433
Tesla, Inc.* (Automobiles)	1.1%	67,757	42,363,031
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	81,198	15,413,004
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.4%	34,748	16,314,186
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.9%	83,411	34,358,659
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	365,142	20,626,872
Visa, Inc., Class A (IT Services)	0.9%	149,662	34,018,173
Walmart, Inc. (Food & Staples Retailing)	0.4%	122,329	17,374,388
Walt Disney Co. (The)* (Entertainment)	0.7%	160,175	28,615,264
Wells Fargo & Co. (Banks)	0.4%	364,784	17,042,709
Other Common Stocks(b)	39.1%	15,921,838	1,494,547,392
Total Common Stocks (Cost $2,913,352,016)			3,140,856,673

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA S&P500® SSO :: 89

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $519,691)	0.0%	519,691	$519,691
		Principal Amount
Short-Term Investments — 1.3%
Repurchase Agreements (e) — 1.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $51,426,938 (Cost $51,426,929)		$51,426,929	51,426,929
Total Investments — 83.4% (Cost $2,965,298,636)			3,192,803,293
Other assets less liabilities — 16.6%			634,652,220
Net Assets — 100.0%			$3,827,455,513

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $543,202,625.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $12,249,249, collateralized in the form of cash with a value of $519,691 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $12,138,296 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $12,657,987.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $519,691.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$808,405,937
Aggregate gross unrealized depreciation	(55,180,473)
Net unrealized appreciation	$753,225,464
Federal income tax cost	$3,055,488,409

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,182	6/18/2021	USD	$248,361,840	$11,594,935

See accompanying notes to the financial statements.

90 :: SSO ULTRA S&P500® :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
224,146,329	11/8/2021	Bank of America NA	0.50%	S&P 500®	44,088,784	(44,088,784)	—	—
912,375,952	11/8/2021	BNP Paribas SA	0.65%	S&P 500®	113,198,025	(112,989,545)	—	208,480
404,397,545	12/6/2021	Citibank NA	0.55%	S&P 500®	43,660,312	—	(43,310,000)	350,312
318,200,678	11/8/2021	Credit Suisse International	0.70%	S&P 500®	160,905,190	—	(160,580,000)	325,190
255,790,665	11/8/2021	Goldman Sachs International	0.61%	S&P 500®	19,804,818
756,599,674	11/8/2021	Goldman Sachs International	0.51%	SPDR® S&P 500® ETF Trust	81,337,271
1,012,390,339					101,142,089	(101,142,089)	—	—
194,339,189	11/8/2021	J.P. Morgan Securities	0.46%	S&P 500®	14,910,505	—	(14,510,000)	400,505
157,494,369	11/8/2021	Morgan Stanley & Co. International plc	0.11%	S&P 500®	13,355,854	(13,355,854)	—	—
476,506,440	11/7/2022	Societe Generale	0.45%	S&P 500®	35,612,193	(35,612,193)	—	—
566,306,229	12/6/2021	UBS AG	0.60%	S&P 500®	77,442,693	—	(76,950,000)	492,693
4,266,157,070					604,315,645
				Total Unrealized Appreciation	604,315,645

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA S&P500® SSO :: 91

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	1.4%
Air Freight & Logistics	0.6%
Airlines	0.3%
Auto Components	0.1%
Automobiles	1.4%
Banks	3.8%
Beverages	1.2%
Biotechnology	1.4%
Building Products	0.4%
Capital Markets	2.5%
Chemicals	1.6%
Commercial Services & Supplies	0.3%
Communications Equipment	0.7%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Financial Services	1.3%
Diversified Telecommunication Services	1.1%
Electric Utilities	1.3%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.2%
Entertainment	1.6%
Equity Real Estate Investment Trusts (REITs)	2.0%
Food & Staples Retailing	1.1%
Food Products	0.8%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	2.3%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.7%
Household Durables	0.4%
Household Products	1.1%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.0%
Insurance	1.6%
Interactive Media & Services	5.2%
Internet & Direct Marketing Retail	3.3%
IT Services	4.2%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.0%
Machinery	1.5%
Media	1.1%
Metals & Mining	0.3%
Multiline Retail	0.4%
Multi-Utilities	0.6%
Oil, Gas & Consumable Fuels	2.1%
Personal Products	0.2%
Pharmaceuticals	3.0%
Professional Services	0.3%
Real Estate Management & Development	0.1%

See accompanying notes to the financial statements.

92 :: SSO ULTRA S&P500® :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	4.5%
Software	6.9%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	4.8%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.6%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	17.9%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA S&P500® SSO :: 93

Investments	Shares	Value
Common Stocks (a) — 77.0%
Semiconductors & Semiconductor Equipment — 77.0%
Advanced Micro Devices, Inc.*	113,985	$9,127,919
Allegro MicroSystems, Inc.*	3,923	102,822
Analog Devices, Inc.	34,696	5,710,962
Applied Materials, Inc.	86,301	11,920,757
Broadcom, Inc.	38,392	18,133,693
Cirrus Logic, Inc.*	5,462	426,418
Cree, Inc.*	10,835	1,083,608
Enphase Energy, Inc.*	12,135	1,735,912
Entegris, Inc.	12,690	1,452,371
Intel Corp.	382,112	21,826,237
KLA Corp.	14,489	4,591,419
Lam Research Corp.	13,437	8,732,034
Marvell Technology, Inc.	74,889	3,617,139
Maxim Integrated Products, Inc.*	25,212	2,571,876
Microchip Technology, Inc.	25,322	3,974,288
Micron Technology, Inc.*	105,155	8,847,742
MKS Instruments, Inc.	5,195	977,855
Monolithic Power Systems, Inc.	4,034	1,384,146
NVIDIA Corp.	58,310	37,888,672
NXP Semiconductors NV	26,042	5,505,800
ON Semiconductor Corp.*	38,740	1,551,150
Power Integrations, Inc.	5,648	464,209
Qorvo, Inc.*	10,650	1,945,968
QUALCOMM, Inc.	106,838	14,373,985
Semtech Corp.*	6,115	385,245
Silicon Laboratories, Inc.*	4,133	564,402
Skyworks Solutions, Inc.	15,511	2,636,870
SolarEdge Technologies, Inc.*	4,849	1,251,090
Teradyne, Inc.	15,674	2,074,454
Texas Instruments, Inc.	86,543	16,427,592
Universal Display Corp.	4,031	870,132
Xilinx, Inc.*	23,115	2,935,605
Total Common Stocks (Cost $171,744,035)		195,092,372
Investments	Principal Amount	Value
Short-Term Investments — 9.0%
Repurchase Agreements (b) — 9.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $22,859,863 (Cost $22,859,862)	$22,859,862	$22,859,862
Total Investments — 86.0% (Cost $194,603,897)		217,952,234
Other assets less liabilities — 14.0%		35,365,017
Net Assets — 100.0%		$253,317,251

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $13,494,134.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,829,328
Aggregate gross unrealized depreciation	(3,531,214)
Net unrealized appreciation	$57,298,114
Federal income tax cost	$195,367,586

See accompanying notes to the financial statements.

94 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
56,701,594	12/6/2021	Bank of America NA	0.40%	Dow Jones U.S. SemiconductorsSM Index[f]	11,641,251	(11,415,303)	—	225,948
50,926,366	12/15/2021	J.P. Morgan Securities	0.51%	Dow Jones U.S. SemiconductorsSM Index[f]	5,932,535	—	(5,389,000)	543,535
17,699,416	11/7/2022	Morgan Stanley & Co. International plc	0.50%	Dow Jones U.S. SemiconductorsSM Index[f]	2,969,988	(2,800,000)	—	169,988
159,499,236	11/22/2021	Societe Generale	0.70%	Dow Jones U.S. SemiconductorsSM Index[f]	17,101,109	(15,623,288)	—	1,477,821
26,535,020	12/15/2021	UBS AG	0.45%	Dow Jones U.S. SemiconductorsSM Index[f]	(2,931,417)	2,929,288	2,129	—
311,361,632					34,713,466
				Total Unrealized Appreciation	37,644,883
				Total Unrealized Depreciation	(2,931,417)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA SEMICONDUCTORS USD :: 95

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 62.6%
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	0.2%	3,394	$99,818
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	1,047	106,804
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	0.2%	1,970	95,446
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	1,733	121,795
Alarm.com Holdings, Inc.* (Software)	0.2%	1,233	100,958
Ameris Bancorp (Banks)	0.2%	1,902	104,496
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	0.2%	1,288	114,245
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	0.2%	1,057	103,544
Arconic Corp.* (Metals & Mining)	0.2%	2,674	96,719
Asbury Automotive Group, Inc.* (Specialty Retail)	0.2%	529	104,895
Assured Guaranty Ltd. (Insurance)	0.2%	2,090	99,547
Balchem Corp. (Chemicals)	0.3%	884	115,804
BankUnited, Inc. (Banks)	0.3%	2,534	121,100
Callaway Golf Co.* (Leisure Products)	0.2%	2,572	94,958
Chart Industries, Inc.* (Machinery)	0.3%	971	141,708
Community Bank System, Inc. (Banks)	0.3%	1,465	118,841
CONMED Corp. (Health Care Equipment & Supplies)	0.2%	791	108,913
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.4%	1,788	181,017
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.3%	1,404	116,813
Exponent, Inc. (Professional Services)	0.3%	1,415	129,091
First Hawaiian, Inc. (Banks)	0.2%	3,574	100,644
GameStop Corp., Class A*(b) (Specialty Retail)	0.7%	1,496	332,111
HB Fuller Co. (Chemicals)	0.2%	1,421	98,219
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	652	117,510
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	958	100,092
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Itron, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	1,209	$115,278
John Bean Technologies Corp. (Machinery)	0.3%	868	125,018
Korn Ferry (Professional Services)	0.2%	1,474	96,414
LCI Industries (Auto Components)	0.2%	686	102,248
LGI Homes, Inc.*(b) (Household Durables)	0.2%	601	108,667
LivePerson, Inc.* (Software)	0.2%	1,720	94,514
Macy's, Inc.* (Multiline Retail)	0.4%	8,477	154,959
Medifast, Inc. (Personal Products)	0.2%	321	106,652
Meritage Homes Corp.* (Household Durables)	0.2%	1,023	110,147
MicroStrategy, Inc., Class A*(b) (Software)	0.2%	207	97,290
NeoGenomics, Inc.* (Life Sciences Tools & Services)	0.3%	3,194	131,050
Omnicell, Inc.* (Health Care Technology)	0.4%	1,175	163,325
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	1,334	95,741
Pacific Premier Bancorp, Inc. (Banks)	0.3%	2,574	118,327
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.2%	2,724	115,007
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	1,641	134,874
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	0.2%	7,061	95,747
Resideo Technologies, Inc.* (Building Products)	0.3%	3,908	116,849
Rogers Corp.* (Electronic Equipment, Instruments & Components)	0.2%	510	95,549
Saia, Inc.* (Road & Rail)	0.4%	720	165,715
Select Medical Holdings Corp. (Health Care Providers & Services)	0.3%	2,945	118,006
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	0.2%	500	93,840
UFP Industries, Inc. (Building Products)	0.3%	1,672	132,957
Viavi Solutions, Inc.* (Communications Equipment)	0.2%	6,246	109,492
Watts Water Technologies, Inc., Class A (Machinery)	0.2%	751	102,061
Other Common Stocks (b)	49.7%	769,933	22,932,964
Total Common Stocks (Cost $25,831,020)			28,857,779

See accompanying notes to the financial statements.

96 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.6%
Investment Companies — 0.6%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $277,381)	0.6%	277,381	$277,381
		Principal Amount
Short-Term Investments — 12.0%
Repurchase Agreements (d) — 12.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $5,549,368 (Cost $5,549,368)		$5,549,368	5,549,368
Total Investments — 75.2% (Cost $31,657,769)			34,684,528
Other assets less liabilities — 24.8%			11,424,345
Net assets — 100.0%			$46,108,873

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,015,608.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was

$565,914, collateralized in the form of cash with a value of $277,381 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $326,643 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $604,024.

(c)  Represents less than 0.05% of net assets.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $277,381.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,508,497
Aggregate gross unrealized depreciation	(1,169,759)
Net unrealized appreciation	$14,338,738
Federal income tax cost	$31,667,036

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
13,141,813	12/6/2021	Bank of America NA	0.37%	S&P SmallCap 600®	3,132,263	(3,076,699)	—	55,564
31,406,450	11/7/2022	Citibank NA	0.41%	S&P SmallCap 600®	1,008,988	—	(1,008,988)	—
10,098,850	11/7/2022	Morgan Stanley & Co. International plc	(0.10)%	S&P SmallCap 600®	667,623	(667,623)	—	—
1,620,261	11/22/2021	Societe Generale	0.50%	S&P SmallCap 600®	2,862,945	(2,775,745)	—	87,200
7,102,533	12/6/2021	UBS AG	0.40%	S&P SmallCap 600®	3,649,427	—	(3,589,000)	60,427
63,369,907					11,321,246
				Total Unrealized Appreciation	11,321,246

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA SMALLCAP600 SAA :: 97

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	0.8%
Air Freight & Logistics	0.5%
Airlines	0.4%
Auto Components	1.0%
Automobiles	0.1%
Banks	6.3%
Beverages	0.3%
Biotechnology	0.8%
Building Products	1.3%
Capital Markets	0.6%
Chemicals	1.8%
Commercial Services & Supplies	1.3%
Communications Equipment	0.7%
Construction & Engineering	0.6%
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.1%
Diversified Telecommunication Services	0.5%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	2.2%
Energy Equipment & Services	0.9%
Entertainment	0.0%*
Equity Real Estate Investment Trusts (REITs)	4.3%
Food & Staples Retailing	0.4%
Food Products	0.7%
Gas Utilities	0.4%
Health Care Equipment & Supplies	1.9%
Health Care Providers & Services	2.3%
Health Care Technology	0.7%
Hotels, Restaurants & Leisure	1.2%
Household Durables	1.6%
Household Products	0.3%
Industrial Conglomerates	0.1%
Insurance	1.6%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.4%
IT Services	1.0%
Leisure Products	0.4%
Life Sciences Tools & Services	0.4%
Machinery	3.5%
Marine	0.2%

See accompanying notes to the financial statements.

98 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Media	0.4%
Metals & Mining	1.0%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Multiline Retail	0.5%
Multi-Utilities	0.2%
Oil, Gas & Consumable Fuels	1.7%
Paper & Forest Products	0.4%
Personal Products	0.6%
Pharmaceuticals	0.9%
Professional Services	0.8%
Real Estate Management & Development	0.3%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	2.3%
Software	1.6%
Specialty Retail	3.5%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	1.2%
Thrifts & Mortgage Finance	1.4%
Tobacco	0.2%
Trading Companies & Distributors	0.6%
Water Utilities	0.3%
Wireless Telecommunication Services	0.2%
Other[a]	37.4%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA SMALLCAP600 SAA :: 99

Investments	Shares	Value
Common Stocks (a) — 71.5%
Communications Equipment — 2.0%
Arista Networks, Inc.*	2,686	$911,575
Ciena Corp.*	7,579	400,702
Cisco Systems, Inc.	206,544	10,926,177
EchoStar Corp., Class A*	2,477	65,616
F5 Networks, Inc.*	3,025	560,926
Juniper Networks, Inc.	16,046	422,491
Lumentum Holdings, Inc.*	3,693	300,499
Motorola Solutions, Inc.	8,281	1,700,172
Ubiquiti, Inc.	382	115,181
Viavi Solutions, Inc.*	11,195	196,248
		15,599,587
Diversified Telecommunication Services — 0.2%
Liberty Global plc, Class A*	6,930	189,258
Liberty Global plc, Class C*	17,444	474,826
Lumen Technologies, Inc.	48,298	668,444
		1,332,528
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	6,905	1,142,225
SYNNEX Corp.	2,024	256,239
		1,398,464
Health Care Technology — 0.4%
Cerner Corp.	14,978	1,172,028
Veeva Systems, Inc., Class A*	6,684	1,947,317
		3,119,345
Household Durables — 0.1%
Garmin Ltd.	7,298	1,038,068
Interactive Media & Services — 15.3%
Alphabet, Inc., Class A*	14,705	34,657,479
Alphabet, Inc., Class C*	14,096	33,993,350
Angi, Inc., Class A*	3,834	54,366
Bumble, Inc., Class A*	2,492	118,918
Cargurus, Inc.*	4,394	123,999
Facebook, Inc., Class A*	117,687	38,687,248
IAC/InterActiveCorp*	4,064	648,086
Match Group, Inc.*	13,175	1,889,032
Snap, Inc., Class A*	45,361	2,817,825
Twitter, Inc.*	39,057	2,265,306
Vimeo, Inc.*	6,598	277,116
Zillow Group, Inc., Class A*	1,781	210,674
Zillow Group, Inc., Class C*	7,550	885,766
		116,629,165
Internet & Direct Marketing Retail — 0.5%
Chewy, Inc., Class A*(b)	3,723	274,087
DoorDash, Inc., Class A*	1,685	253,222
Investments	Shares	Value
Common Stocks (a) (continued)
eBay, Inc.	31,627	$1,925,452
Etsy, Inc.*	6,164	1,015,396
Grubhub, Inc.*	4,561	274,161
		3,742,318
IT Services — 2.6%
Akamai Technologies, Inc.*	7,994	912,995
Amdocs Ltd.	6,411	500,699
Cognizant Technology Solutions Corp., Class A	25,966	1,858,127
DXC Technology Co.*	12,450	472,104
EPAM Systems, Inc.*	2,754	1,315,310
Fastly, Inc., Class A*(b)	4,189	197,679
Gartner, Inc.*	4,348	1,008,040
GoDaddy, Inc., Class A*	8,308	672,616
International Business Machines Corp.	43,723	6,284,744
MongoDB, Inc.*	2,538	740,944
Okta, Inc.*	6,017	1,338,421
Snowflake, Inc., Class A*	2,900	690,287
Twilio, Inc., Class A*	7,815	2,625,840
VeriSign, Inc.*	4,873	1,071,670
		19,689,476
Semiconductors & Semiconductor Equipment — 13.3%
Advanced Micro Devices, Inc.*	59,294	4,748,264
Allegro MicroSystems, Inc.*	2,046	53,626
Analog Devices, Inc.	18,055	2,971,853
Applied Materials, Inc.	44,872	6,198,169
Broadcom, Inc.	19,981	9,437,626
Cirrus Logic, Inc.*	2,845	222,109
Cree, Inc.*	5,636	563,656
Enphase Energy, Inc.*	6,308	902,359
Entegris, Inc.	6,599	755,256
Intel Corp.	198,755	11,352,886
KLA Corp.	7,538	2,388,717
Lam Research Corp.	6,989	4,541,802
Marvell Technology, Inc.	38,885	1,878,146
Maxim Integrated Products, Inc.*	13,109	1,337,249
Microchip Technology, Inc.	13,176	2,067,973
Micron Technology, Inc.*	54,681	4,600,859
MKS Instruments, Inc.	2,698	507,845
Monolithic Power Systems, Inc.	2,090	717,121
NVIDIA Corp.	30,326	19,705,228
NXP Semiconductors NV	13,539	2,862,415
ON Semiconductor Corp.*	20,149	806,766
Power Integrations, Inc.	2,933	241,063
Qorvo, Inc.*	5,543	1,012,817
QUALCOMM, Inc.	55,560	7,475,042
Semtech Corp.*	3,172	199,836
Silicon Laboratories, Inc.*	2,147	293,194

See accompanying notes to the financial statements.

100 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Skyworks Solutions, Inc.	8,065	$1,371,050
SolarEdge Technologies, Inc.*	2,524	651,217
Teradyne, Inc.	8,147	1,078,255
Texas Instruments, Inc.	45,019	8,545,507
Universal Display Corp.	2,089	450,932
Xilinx, Inc.*	12,030	1,527,810
		101,466,648
Software — 23.4%
ACI Worldwide, Inc.*	5,725	219,038
Adobe, Inc.*	23,438	11,826,346
Alteryx, Inc., Class A*	2,867	222,967
Anaplan, Inc.*	6,954	358,201
ANSYS, Inc.*	4,233	1,430,500
Asana, Inc., Class A*(b)	782	28,762
Aspen Technology, Inc.*	3,316	452,535
Autodesk, Inc.*	10,755	3,074,424
Avalara, Inc.*	4,183	552,867
Bentley Systems, Inc., Class B	507	29,082
Bill.com Holdings, Inc.*	3,028	450,930
Blackbaud, Inc.*	2,357	166,616
Cadence Design Systems, Inc.*	13,642	1,732,398
CDK Global, Inc.	5,963	312,103
Ceridian HCM Holding, Inc.*	6,417	574,065
Citrix Systems, Inc.	6,013	691,254
Cloudflare, Inc., Class A*	9,167	752,244
Coupa Software, Inc.*	3,536	842,275
Crowdstrike Holdings, Inc., Class A*(b)	9,204	2,044,669
Datadog, Inc., Class A*(b)	10,081	917,875
DocuSign, Inc.*	9,142	1,843,210
Dolby Laboratories, Inc., Class A	3,195	311,640
Dropbox, Inc., Class A*	14,495	396,438
Dynatrace, Inc.*	8,985	464,884
Elastic NV*	3,074	363,378
Fair Isaac Corp.*	1,445	731,257
FireEye, Inc.*	11,668	261,013
Five9, Inc.*	3,266	578,409
Fortinet, Inc.*	6,635	1,450,013
Guidewire Software, Inc.*	4,106	401,320
HubSpot, Inc.*	2,126	1,072,312
Intuit, Inc.	13,394	5,881,171
J2 Global, Inc.*	2,066	257,279
Manhattan Associates, Inc.*	3,126	425,073
McAfee Corp., Class A(b)	1,752	44,028
Microsoft Corp.	368,949	92,119,186
nCino, Inc.*	710	43,395
New Relic, Inc.*	2,646	165,851
NortonLifeLock, Inc.	28,483	787,840
Nuance Communications, Inc.*	13,944	737,638
Nutanix, Inc., Class A*	9,459	298,053
Oracle Corp.	90,718	7,143,135
Investments	Shares	Value
Common Stocks (a) (continued)
Palantir Technologies, Inc., Class A*	21,420	$491,589
Palo Alto Networks, Inc.*	4,764	1,730,523
Paycom Software, Inc.*	2,394	789,062
Paylocity Holding Corp.*	1,827	310,279
Pegasystems, Inc.	1,942	229,428
Proofpoint, Inc.*	2,809	485,423
PTC, Inc.*	5,147	690,419
Qualtrics International, Inc., Class A*	2,765	95,227
RingCentral, Inc., Class A*	3,933	1,032,295
salesforce.com, Inc.*	44,872	10,684,023
ServiceNow, Inc.*	9,602	4,550,196
Slack Technologies, Inc., Class A*	24,529	1,080,257
Smartsheet, Inc., Class A*	5,617	331,852
SolarWinds Corp.*	3,527	58,372
Splunk, Inc.*	7,912	958,934
SS&C Technologies Holdings, Inc.	10,977	810,871
Synopsys, Inc.*	7,464	1,898,394
Trade Desk, Inc. (The), Class A*	2,075	1,220,391
Tyler Technologies, Inc.*	2,002	807,126
Unity Software, Inc.*	1,228	115,997
Verint Systems, Inc.*	3,210	148,013
VMware, Inc., Class A*(b)	3,954	624,297
Workday, Inc., Class A*	9,003	2,059,166
Zendesk, Inc.*(b)	5,757	786,752
Zoom Video Communications, Inc., Class A*	10,000	3,315,300
Zscaler, Inc.*	3,664	711,549
		178,471,409
Technology Hardware, Storage & Peripherals — 13.5%
Apple, Inc.	771,975	96,195,805
Dell Technologies, Inc., Class C*	11,597	1,143,928
Hewlett Packard Enterprise Co.	63,661	1,016,029
HP, Inc.	61,268	1,790,863
NetApp, Inc.	10,891	842,637
Pure Storage, Inc., Class A*	12,015	228,886
Seagate Technology Holdings plc	9,830	941,222
Western Digital Corp.*	14,955	1,125,065
Xerox Holdings Corp.	8,155	191,235
		103,475,670
Total Common Stocks (Cost $460,774,587)		545,962,678
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $727,685)	727,685	727,685

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA TECHNOLOGY ROM :: 101

Investments	Principal Amount	Value
Short-Term Investments — 5.2%
Repurchase Agreements (d) — 5.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $39,494,124 (Cost $39,494,120)	$39,494,120	$39,494,120
Total Investments — 76.8% (Cost $500,996,392)		586,184,483
Other assets less liabilities — 23.2%		177,044,215
Net Assets — 100.0%		$763,228,698

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $244,607,167.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $1,500,550, collateralized in the form of cash with a value of $727,685 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of

Investments and $830,047 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $1,557,732.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $727,685.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$273,928,272
Aggregate gross unrealized depreciation	(14,859,634)
Net unrealized appreciation	$259,068,638
Federal income tax cost	$503,403,750

Swap Agreementsa

Ultra Technology had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
65,418,485	11/8/2021	Bank of America NA	0.45%	Dow Jones U.S. TechnologySM Index[f]	29,000,066	(29,000,066)	—	—
81,615,049	1/6/2022	BNP Paribas SA	0.65%	Dow Jones U.S. TechnologySM Index[f]	(9,922,057)	9,835,175	86,882	—
417,138,492	12/6/2021	Citibank NA	0.36%	Dow Jones U.S. TechnologySM Index[f]	17,285,742	—	(16,360,000)	925,742
30,019,855	11/8/2021	Credit Suisse International	0.70%	Dow Jones U.S. TechnologySM Index[f]	47,134,559	—	(47,010,000)	124,559
107,914,887	1/6/2022	Goldman Sachs International	0.56%	Dow Jones U.S. TechnologySM Index[f]	9,656,182	(9,656,182)	—	—
96,869,413	11/8/2021	J.P. Morgan Securities	0.51%	Dow Jones U.S. TechnologySM Index[f]	21,285,205	—	(21,064,000)	221,205
7,955,644	11/7/2022	Morgan Stanley & Co. International plc	0.70%	Dow Jones U.S. TechnologySM Index[f]	871,119	(871,119)	—	—

See accompanying notes to the financial statements.

102 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
77,471,087	11/7/2022	Societe Generale	0.60%	Dow Jones U.S. TechnologySM Index[f]	13,290,205	(13,290,205)	—	—
97,595,084	11/8/2021	UBS AG	0.70%	Dow Jones U.S. TechnologySM Index[f]	47,686,884	—	(47,470,000)	216,884
981,997,996					176,287,905
				Total Unrealized Appreciation	186,209,962
				Total Unrealized Depreciation	(9,922,057)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA TECHNOLOGY ROM :: 103

Investments	Shares	Value
Common Stocks (a) — 74.6%
Communications Equipment — 24.6%
ADTRAN, Inc.	255	$5,051
Applied Optoelectronics, Inc.*(b)	130	1,070
Arista Networks, Inc.*	285	96,723
CalAmp Corp.*	185	2,566
Ciena Corp.*	819	43,300
Cisco Systems, Inc.	1,605	84,904
CommScope Holding Co., Inc.*	1,059	21,508
Comtech Telecommunications Corp.	137	3,465
EchoStar Corp., Class A*	266	7,046
Extreme Networks, Inc.*	652	7,459
F5 Networks, Inc.*	325	60,265
Harmonic, Inc.*	532	3,708
Inseego Corp.*(b)	350	3,010
Juniper Networks, Inc.	1,731	45,577
Lumentum Holdings, Inc.*	399	32,467
Motorola Solutions, Inc.	436	89,515
NETGEAR, Inc.*	161	6,260
NetScout Systems, Inc.*	387	11,378
Plantronics, Inc.*	198	6,494
Ribbon Communications, Inc.*	622	4,628
Ubiquiti, Inc.	40	12,061
Viasat, Inc.*	359	19,092
Viavi Solutions, Inc.*	1,207	21,159
		588,706
Diversified Telecommunication Services — 41.5%
Anterix, Inc.*	62	3,066
AT&T, Inc.	12,924	380,353
ATN International, Inc.	58	2,742
Cincinnati Bell, Inc.*	269	4,143
Consolidated Communications Holdings, Inc.*	384	3,594
Globalstar, Inc.*	3,260	5,216
Iridium Communications, Inc.*	623	23,805
Liberty Global plc, Class A*	746	20,373
Liberty Global plc, Class C*	1,881	51,201
Liberty Latin America Ltd., Class A*	259	3,696
Liberty Latin America Ltd., Class C*	803	11,547
Lumen Technologies, Inc.	5,208	72,079
ORBCOMM, Inc.*	417	4,666
Radius Global Infrastructure, Inc.*	308	4,928
Verizon Communications, Inc.	6,791	383,625
Vonage Holdings Corp.*	1,235	17,018
		992,052
Household Durables — 3.6%
Garmin Ltd.	611	86,909
Wireless Telecommunication Services — 4.9%
Shenandoah Telecommunications Co.	263	13,121
Spok Holdings, Inc.	94	1,097
Telephone and Data Systems, Inc.	525	13,503
Investments	Shares	Value
Common Stocks (a) (continued)
T-Mobile US, Inc.*	608	$86,002
United States Cellular Corp.*	78	2,944
		116,667
Total Common Stocks (Cost $1,571,953)		1,784,334
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $2,835)	2,835	2,835
	Principal Amount
Short-Term Investments — 11.7%
Repurchase Agreements (d) — 11.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $278,963 (Cost $278,963)	$278,963	278,963
Total Investments — 86.4% (Cost $1,853,751)		2,066,132
Other assets less liabilities — 13.6%		324,534
Net Assets — 100.0%		$2,390,666

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $338,828.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $3,524, collateralized in the form of cash with a value of $2,835 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $852 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 5.25%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $3,687.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $2,835.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$384,522
Aggregate gross unrealized depreciation	(89,398)
Net unrealized appreciation	$295,124
Federal income tax cost	$1,855,396

See accompanying notes to the financial statements.

104 :: LTL ULTRA TELECOMMUNICATIONS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Telecommunications had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
430,372	12/6/2021	Bank of America NA	0.40%	iShares® U.S. Telecommunications ETF	36,673
530,709	1/6/2022	Bank of America NA	0.40%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	14,762
961,081					51,435	—	—	51,435
263,389	12/6/2021	Citibank NA	0.36%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	34,960	—	—	34,960
129,729	11/22/2021	Goldman Sachs International	0.56%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	12,914	—	—	12,914
82,555	11/7/2022	Morgan Stanley & Co. International plc	0.35%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	6,298
212,674	11/7/2022	Morgan Stanley & Co. International plc	0.05%	iShares® U.S. Telecommunications ETF	16,308
295,229					22,606	—	—	22,606
566,090	11/7/2022	Societe Generale	0.50%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	26,782	—	—	26,782
780,339	11/8/2021	UBS AG	0.45%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(64,309)	54,168	10,141	—
2,995,857					84,388
				Total Unrealized Appreciation	148,697
				Total Unrealized Depreciation	(64,309)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA TELECOMMUNICATIONS LTL :: 105

Investments	Shares	Value
Common Stocks (a) — 74.0%
Electric Utilities — 44.5%
ALLETE, Inc.	519	$35,754
Alliant Energy Corp.	2,497	142,704
American Electric Power Co., Inc.	4,963	426,817
Avangrid, Inc.	556	29,290
Duke Energy Corp.	7,682	769,890
Edison International	3,790	211,747
Entergy Corp.	2,004	210,941
Evergy, Inc.	2,267	140,531
Eversource Energy	3,427	278,238
Exelon Corp.	9,758	440,281
FirstEnergy Corp.	5,427	205,738
Hawaiian Electric Industries, Inc.	1,091	46,968
IDACORP, Inc.	505	49,465
NextEra Energy, Inc.	19,587	1,434,160
NRG Energy, Inc.	2,445	78,607
PG&E Corp.*	14,875	150,832
Pinnacle West Capital Corp.	1,125	95,153
PNM Resources, Inc.	857	42,096
Portland General Electric Co.	895	42,906
PPL Corp.	7,686	223,739
Southern Co. (The)	10,560	674,995
Xcel Energy, Inc.	5,373	380,838
		6,111,690
Gas Utilities — 3.1%
Atmos Energy Corp.	1,282	127,136
National Fuel Gas Co.	911	47,272
New Jersey Resources Corp.	962	41,097
ONE Gas, Inc.	532	39,538
Southwest Gas Holdings, Inc.	572	37,758
Spire, Inc.	515	36,905
UGI Corp.	2,086	96,060
		425,766
Independent Power and Renewable Electricity Producers — 1.8%
AES Corp. (The)	6,676	169,637
Vistra Corp.	4,835	78,182
		247,819
Multi-Utilities — 21.8%
Ameren Corp.	2,532	213,194
Avista Corp.	693	31,414
Black Hills Corp.	628	41,316
CenterPoint Energy, Inc.	5,514	139,504
CMS Energy Corp.	2,887	181,130
Consolidated Edison, Inc.	3,422	264,315
Dominion Energy, Inc.	8,051	613,003
Investments	Shares	Value
Common Stocks (a) (continued)
DTE Energy Co.	1,936	$267,149
MDU Resources Group, Inc.	2,004	67,455
NiSource, Inc.	3,916	99,858
NorthWestern Corp.	506	32,055
Public Service Enterprise Group, Inc.	5,047	313,520
Sempra Energy	3,142	425,710
WEC Energy Group, Inc.	3,152	296,004
		2,985,627
Water Utilities — 2.8%
American Water Works Co., Inc.	1,814	281,206
Essential Utilities, Inc.	2,232	106,690
		387,896
Total Common Stocks (Cost $10,035,457)		10,158,798
	Principal Amount
Short-Term Investments — 22.9%
Repurchase Agreements (b) — 22.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $3,146,834 (Cost $3,146,833)	$3,146,833	3,146,833
Total Investments — 96.9% (Cost $13,182,290)		13,305,631
Other assets less liabilities — 3.1%		431,760
Net Assets — 100.0%		$13,737,391

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,829,775.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,091,628
Aggregate gross unrealized depreciation	(1,478,040)
Net unrealized depreciation	$(386,412)
Federal income tax cost	$13,188,619

See accompanying notes to the financial statements.

106 :: UPW ULTRA UTILITIES :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
3,324,849	11/7/2022	Bank of America NA	0.40%	iShares® U.S. Utilities ETF	179,721
6,416,331	1/6/2022	Bank of America NA	0.30%	Dow Jones U.S. UtilitiesSM Index[f]	87,639
9,741,180					267,360	(267,360)	—	—
476,346	11/7/2022	Morgan Stanley & Co. International plc	0.25%	iShares® U.S. Utilities ETF	19,993
714,783	11/7/2022	Morgan Stanley & Co. International plc	0.45%	Dow Jones U.S. UtilitiesSM Index[f]	31,068
1,191,129					51,061	—	—	51,061
3,020,225	11/7/2022	Societe Generale	0.60%	Dow Jones U.S. UtilitiesSM Index[f]	156,899	(156,899)	—	—
3,414,755	11/8/2021	UBS AG	0.45%	Dow Jones U.S. UtilitiesSM Index[f]	(978,744)	944,443	34,301	—
17,367,289					(503,424)
				Total Unrealized Appreciation	475,320
				Total Unrealized Depreciation	(978,744)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRA UTILITIES UPW :: 107

Investments	Shares	Value
Common Stocks (a) — 73.0%
Aerospace & Defense — 3.4%
Boeing Co. (The)*	133,379	$32,947,281
Banks — 2.3%
JPMorgan Chase & Co.	133,386	21,907,317
Beverages — 0.8%
Coca-Cola Co. (The)	133,389	7,375,078
Biotechnology — 3.3%
Amgen, Inc.	133,377	31,735,723
Capital Markets — 5.2%
Goldman Sachs Group, Inc. (The)	133,387	49,622,632
Chemicals — 1.0%
Dow, Inc.	133,389	9,126,475
Communications Equipment — 0.7%
Cisco Systems, Inc.	133,376	7,055,590
Consumer Finance — 2.2%
American Express Co.	133,384	21,358,780
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	133,389	7,535,145
Entertainment — 2.5%
Walt Disney Co. (The)*	133,374	23,827,265
Food & Staples Retailing — 2.7%
Walgreens Boots Alliance, Inc.	133,394	7,024,528
Walmart, Inc.	133,379	18,943,819
		25,968,347
Health Care Providers & Services — 5.7%
UnitedHealth Group, Inc.	133,377	54,940,655
Hotels, Restaurants & Leisure — 3.3%
McDonald's Corp.	133,377	31,195,547
Household Products — 1.9%
Procter & Gamble Co. (The)	133,378	17,986,023
Investments	Shares	Value
Common Stocks (a) (continued)
Industrial Conglomerates — 6.0%
3M Co.	133,379	$27,081,272
Honeywell International, Inc.	133,377	30,798,083
		57,879,355
Insurance — 2.2%
Travelers Cos., Inc. (The)	133,375	21,299,987
IT Services — 5.2%
International Business Machines Corp.	133,385	19,172,760
Visa, Inc., Class A	133,377	30,316,592
		49,489,352
Machinery — 3.4%
Caterpillar, Inc.	133,376	32,154,286
Oil, Gas & Consumable Fuels — 1.4%
Chevron Corp.	133,385	13,844,029
Pharmaceuticals — 3.4%
Johnson & Johnson	133,384	22,575,242
Merck & Co., Inc.	133,385	10,122,588
		32,697,830
Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	133,394	7,619,465
Software — 6.8%
Microsoft Corp.	133,377	33,301,569
salesforce.com, Inc.*	133,377	31,757,064
		65,058,633
Specialty Retail — 4.4%
Home Depot, Inc. (The)	133,377	42,535,259
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	133,375	16,619,859
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	133,376	18,200,489
Total Common Stocks (Cost $664,765,416)		699,980,402

See accompanying notes to the financial statements.

108 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements (b) — 1.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $13,292,820 (Cost $13,292,818)	$13,292,818	$13,292,818
Total Investments — 74.4% (Cost $678,058,234)		713,273,220
Other assets less liabilities — 25.6%		244,812,321
Net Assets — 100.0%		$958,085,541

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $160,530,032.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$230,690,975
Aggregate gross unrealized depreciation	(11,583,901)
Net unrealized appreciation	$219,107,074
Federal income tax cost	$711,689,094

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	393	6/18/2021	USD	$67,818,045	$3,485,553

Swap Agreementsa

UltraPro Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
293,327,678	11/8/2021	Bank of America NA	0.40%	Dow Jones Industrial AverageSM	38,060,185	(38,060,185)	—	—
461,037,216	11/8/2021	BNP Paribas SA	0.65%	Dow Jones Industrial AverageSM	47,863,582	(47,006,729)	—	856,853
502,368,968	11/7/2022	Citibank NA	0.55%	Dow Jones Industrial AverageSM	30,828,227	—	(29,680,000)	1,148,227
82,870,680	11/7/2022	Morgan Stanley & Co. International plc	(0.04)%	Dow Jones Industrial AverageSM	9,522,385	(9,522,385)	—	—
456,513,858	11/7/2022	Societe Generale	0.45%	Dow Jones Industrial AverageSM	41,712,761	(41,690,238)	(22,523)	—

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO DOW30SM UDOW :: 109

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
310,626,932	11/8/2021	UBS AG	0.60%	Dow Jones Industrial AverageSM	46,050,255	—	(45,309,000)	741,255
2,106,745,332					214,037,395
				Total Unrealized Appreciation	214,037,395

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

110 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 45.9%
AECOM* (Construction & Engineering)	0.2%	1,772	$115,198
Alleghany Corp.* (Insurance)	0.2%	167	119,667
American Financial Group, Inc. (Insurance)	0.2%	838	111,504
AptarGroup, Inc. (Containers & Packaging)	0.2%	783	115,344
Bio-Techne Corp. (Life Sciences Tools & Services)	0.3%	465	192,431
Boston Beer Co., Inc. (The), Class A* (Beverages)	0.2%	110	116,398
Brown & Brown, Inc. (Insurance)	0.2%	2,809	147,529
Cable One, Inc. (Media)	0.2%	66	119,827
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.2%	1,171	146,820
Carlisle Cos., Inc. (Industrial Conglomerates)	0.2%	640	123,085
Ceridian HCM Holding, Inc.* (Software)	0.2%	1,572	140,631
Cleveland-Cliffs, Inc.*(b) (Metals & Mining)	0.2%	5,507	110,801
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.3%	2,112	167,672
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	1,382	138,214
Darling Ingredients, Inc.* (Food Products)	0.2%	1,950	133,497
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.2%	337	113,043
East West Bancorp, Inc. (Banks)	0.2%	1,698	126,976
Essential Utilities, Inc. (Water Utilities)	0.2%	2,677	127,961
FactSet Research Systems, Inc. (Capital Markets)	0.3%	456	152,468
Fair Isaac Corp.* (Software)	0.3%	349	176,615
First Horizon Corp. (Banks)	0.2%	6,663	127,063
Five Below, Inc.* (Specialty Retail)	0.2%	670	123,360
Graco, Inc. (Machinery)	0.3%	2,024	153,257
Hubbell, Inc. (Electrical Equipment)	0.2%	651	124,107
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.2%	720	128,254
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	0.2%	612	123,777
Lear Corp. (Auto Components)	0.2%	655	126,651
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lennox International, Inc. (Building Products)	0.2%	413	$144,521
Lithia Motors, Inc., Class A (b) (Specialty Retail)	0.2%	357	125,661
Masimo Corp.* (Health Care Equipment & Supplies)	0.2%	610	131,516
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	6,960	147,343
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	662	124,608
Molina Healthcare, Inc.* (Health Care Providers & Services)	0.3%	697	175,198
Nordson Corp. (Machinery)	0.2%	647	143,433
Owens Corning (Building Products)	0.2%	1,257	134,059
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.2%	775	132,463
Reliance Steel & Aluminum Co. (Metals & Mining)	0.2%	762	128,069
Repligen Corp.* (Life Sciences Tools & Services)	0.2%	611	111,575
RH* (Specialty Retail)	0.2%	196	125,646
RPM International, Inc. (Chemicals)	0.2%	1,559	145,813
Signature Bank (Banks)	0.3%	684	170,829
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	620	159,966
Steel Dynamics, Inc. (Metals & Mining)	0.3%	2,404	150,082
Toro Co. (The) (Machinery)	0.2%	1,293	143,639
Trex Co., Inc.* (Building Products)	0.2%	1,390	135,400
UGI Corp. (Gas Utilities)	0.2%	2,501	115,171
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	0.2%	513	110,736
Watsco, Inc. (Trading Companies & Distributors)	0.2%	394	114,811
Williams-Sonoma, Inc. (Specialty Retail)	0.3%	919	155,807
XPO Logistics, Inc.* (Air Freight & Logistics)	0.3%	1,225	179,989
Other Common Stocks (b)	34.8%	412,378	21,529,014
Total Common Stocks (Cost $25,825,297)			28,337,499

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO MIDCAP400 UMDD :: 111

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $81,050)	0.1%	81,050	$81,050
		Principal Amount
Short-Term Investments — 10.0%
Repurchase Agreements (d) — 10.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $6,208,575 (Cost $6,208,575)		$6,208,575	6,208,575
Total Investments — 56.0% (Cost $32,114,922)			34,627,124
Other assets less liabilities — 44.0%			27,232,066
Net Assets — 100.0%			$61,859,190

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $5,475,236.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $588,400, collateralized in the form of cash with a value of $81,050 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $531,708 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $612,758.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $81,050.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,235,894
Aggregate gross unrealized depreciation	(588,869)
Net unrealized appreciation	$26,647,025
Federal income tax cost	$32,932,514

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	12	6/18/2021	USD	$3,272,040	$151,530

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,360,942	11/8/2021	Bank of America NA	0.50%	S&P MidCap 400®	4,882,645	(4,882,645)	—	—
9,906,062	11/8/2021	BNP Paribas SA	0.50%	S&P MidCap 400®	3,809,377	(3,809,377)	—	—
20,504,894	12/6/2021	Citibank NA	0.46%	S&P MidCap 400®	3,253,022	—	(2,990,000)	263,022
782,775	11/8/2021	Credit Suisse International	0.60%	S&P MidCap 400®	3,683,558	—	(3,600,000)	83,558
9,427,440	11/8/2021	Goldman Sachs International	0.51%	S&P MidCap 400®	2,480,205	(2,480,205)	—	—

See accompanying notes to the financial statements.

112 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
14,689,992	11/7/2022	Morgan Stanley & Co. International plc	(0.07)%	S&P MidCap 400®	791,107	(791,107)	—	—
68,360,556	11/7/2022	Societe Generale	0.32%	S&P MidCap 400®	1,730,297	(1,729,125)	—	1,172
14,949,099	11/8/2021	UBS AG	0.45%	S&P MidCap 400®	4,170,674	—	(4,164,000)	6,674
153,981,760					24,800,885
				Total Unrealized Appreciation	24,800,885

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	0.4%
Air Freight & Logistics	0.3%
Airlines	0.1%
Auto Components	0.8%
Automobiles	0.3%
Banks	3.5%
Beverages	0.2%
Biotechnology	0.8%
Building Products	0.9%
Capital Markets	1.2%
Chemicals	1.3%
Commercial Services & Supplies	0.8%
Communications Equipment	0.4%
Construction & Engineering	0.6%
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.4%
Diversified Consumer Services	0.5%
Diversified Telecommunication Services	0.1%
Electric Utilities	0.5%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	1.5%

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO MIDCAP400 UMDD :: 113

Energy Equipment & Services	0.1%
Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	4.2%
Food & Staples Retailing	0.4%
Food Products	0.9%
Gas Utilities	0.6%
Health Care Equipment & Supplies	1.5%
Health Care Providers & Services	1.4%
Hotels, Restaurants & Leisure	1.3%
Household Durables	0.7%
Household Products	0.1%
Industrial Conglomerates	0.2%
Insurance	1.9%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.1%
IT Services	0.8%
Leisure Products	0.6%
Life Sciences Tools & Services	1.0%
Machinery	2.4%
Marine	0.1%
Media	0.5%
Metals & Mining	1.1%
Multiline Retail	0.3%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	0.5%
Paper & Forest Products	0.1%
Personal Products	0.1%
Pharmaceuticals	0.3%
Professional Services	0.8%
Real Estate Management & Development	0.2%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	1.8%
Software	1.7%
Specialty Retail	1.4%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.4%
Trading Companies & Distributors	0.4%
Water Utilities	0.2%
Wireless Telecommunication Services	0.1%
Other[a]	54.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

114 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 71.9%
Automobiles — 2.7%
Tesla, Inc.*	526,768	$329,345,889
Beverages — 1.7%
Keurig Dr Pepper, Inc.	949,752	35,102,834
Monster Beverage Corp.*	356,269	33,585,478
PepsiCo, Inc.	931,153	137,754,775
		206,443,087
Biotechnology — 3.0%
Alexion Pharmaceuticals, Inc.*	148,436	26,206,376
Amgen, Inc.	389,752	92,737,591
Biogen, Inc.*	102,838	27,507,108
Gilead Sciences, Inc.	848,031	56,063,329
Incyte Corp.*	148,433	12,435,717
Moderna, Inc.*	269,792	49,914,218
Regeneron Pharmaceuticals, Inc.*	71,019	35,682,076
Seagen, Inc.*	122,299	18,999,150
Vertex Pharmaceuticals, Inc.*	175,465	36,607,263
		356,152,828
Commercial Services & Supplies — 0.4%
Cintas Corp.	70,822	25,038,410
Copart, Inc.*	159,457	20,571,547
		45,609,957
Communications Equipment — 1.2%
Cisco Systems, Inc.	2,849,437	150,735,217
Electric Utilities — 0.7%
American Electric Power Co., Inc.	335,148	28,822,728
Exelon Corp.	659,036	29,735,704
Xcel Energy, Inc.	362,924	25,724,053
		84,282,485
Electronic Equipment, Instruments & Components — 0.1%
CDW Corp.	95,166	15,742,360
Entertainment — 2.1%
Activision Blizzard, Inc.	522,938	50,855,720
Electronic Arts, Inc.	194,218	27,759,579
NetEase, Inc., ADR	202,147	23,839,196
Netflix, Inc.*	298,942	150,311,027
		252,765,522
Investments	Shares	Value
Common Stocks (a) (continued)
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	298,974	$113,092,895
Walgreens Boots Alliance, Inc.	583,053	30,703,571
		143,796,466
Food Products — 0.8%
Kraft Heinz Co. (The)	825,595	35,987,686
Mondelez International, Inc., Class A	953,053	60,547,457
		96,535,143
Health Care Equipment & Supplies — 1.3%
Align Technology, Inc.*	53,479	31,560,632
Dexcom, Inc.*	64,929	23,984,123
IDEXX Laboratories, Inc.*	57,652	32,176,158
Intuitive Surgical, Inc.*	79,430	66,894,357
		154,615,270
Health Care Technology — 0.1%
Cerner Corp.	206,737	16,177,170
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc.*	27,730	65,485,781
Marriott International, Inc., Class A*	218,984	31,441,723
Starbucks Corp.	794,669	90,496,906
		187,424,410
Interactive Media & Services — 8.9%
Alphabet, Inc., Class A*	133,321	314,217,599
Alphabet, Inc., Class C*	145,313	350,431,018
Baidu, Inc., ADR*	183,092	35,935,467
Facebook, Inc., Class A*	1,066,878	350,714,805
Match Group, Inc.*(b)	181,487	26,021,606
		1,077,320,495
Internet & Direct Marketing Retail — 7.3%
Amazon.com, Inc.*	223,332	719,814,669
eBay, Inc.	459,163	27,953,844
JD.com, Inc., ADR*	560,643	41,453,943
MercadoLibre, Inc.*	33,726	45,822,504
Pinduoduo, Inc., ADR*	233,162	29,117,271
Trip.com Group Ltd., ADR*	355,673	14,884,915
		879,047,146
IT Services — 3.3%
Automatic Data Processing, Inc.	288,727	56,596,267
Cognizant Technology Solutions Corp., Class A	357,972	25,616,476

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO QQQ TQQQ :: 115

Investments	Shares	Value
Common Stocks (a) (continued)
Fiserv, Inc.*	451,822	$52,049,895
Okta, Inc.*	81,871	18,211,385
Paychex, Inc.	243,351	24,612,520
PayPal Holdings, Inc.*	790,451	205,533,069
VeriSign, Inc.*	76,320	16,784,294
		399,403,906
Leisure Products — 0.2%
Peloton Interactive, Inc., Class A*	177,885	19,622,494
Life Sciences Tools & Services — 0.3%
Illumina, Inc.*	98,543	39,972,983
Machinery — 0.2%
PACCAR, Inc.	234,062	21,430,717
Media — 2.5%
Charter Communications, Inc., Class A*(b)	130,754	90,812,575
Comcast Corp., Class A	3,085,196	176,905,139
Fox Corp., Class A	225,702	8,429,970
Fox Corp., Class B	172,935	6,274,082
Sirius XM Holdings, Inc. (b)	2,794,159	17,463,494
		299,885,260
Multiline Retail — 0.1%
Dollar Tree, Inc.*	158,741	15,477,248
Professional Services — 0.2%
Verisk Analytics, Inc.	109,881	18,990,733
Road & Rail — 0.4%
CSX Corp.	514,681	51,529,862
Semiconductors & Semiconductor Equipment — 10.9%
Advanced Micro Devices, Inc.*	817,623	65,475,250
Analog Devices, Inc.	248,955	40,977,993
Applied Materials, Inc.	619,341	85,549,572
ASML Holding NV (Registered), NYRS	52,433	35,416,918
Broadcom, Inc.	275,544	130,147,697
Intel Corp.	2,742,263	156,638,063
KLA Corp.	104,064	32,976,841
Lam Research Corp.	96,509	62,716,374
Marvell Technology, Inc.	455,306	21,991,280
Maxim Integrated Products, Inc.*	180,968	18,460,546
Microchip Technology, Inc.	181,756	28,526,604
Investments	Shares	Value
Common Stocks (a) (continued)
Micron Technology, Inc.*	754,958	$63,522,166
NVIDIA Corp.	418,500	271,932,930
NXP Semiconductors NV	186,935	39,521,798
QUALCOMM, Inc.	766,705	103,152,491
Skyworks Solutions, Inc.	111,400	18,938,000
Texas Instruments, Inc.	621,086	117,894,544
Xilinx, Inc.*	165,568	21,027,136
		1,314,866,203
Software — 11.1%
Adobe, Inc.*	323,142	163,050,990
ANSYS, Inc.*	58,564	19,791,118
Atlassian Corp. plc, Class A*	89,838	20,957,409
Autodesk, Inc.*	148,470	42,441,634
Cadence Design Systems, Inc.*	188,276	23,909,169
Check Point Software Technologies Ltd.*	94,645	11,071,572
DocuSign, Inc.*	125,922	25,388,394
Intuit, Inc.	184,826	81,155,248
Microsoft Corp.	3,345,215	835,233,281
Splunk, Inc.*	109,162	13,230,435
Synopsys, Inc.*	102,870	26,163,956
Workday, Inc., Class A*	121,533	27,797,028
Zoom Video Communications, Inc., Class A*	157,874	52,339,967
		1,342,530,201
Specialty Retail — 0.5%
O'Reilly Automotive, Inc.*	47,335	25,329,905
Ross Stores, Inc.	240,683	30,419,925
		55,749,830
Technology Hardware, Storage & Peripherals — 7.7%
Apple, Inc.	7,445,969	927,842,198
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.*	84,472	27,295,437
Trading Companies & Distributors — 0.2%
Fastenal Co.	387,678	20,562,441
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.*	838,764	118,643,168
Total Common Stocks (Cost $8,401,238,023)		8,669,796,126

See accompanying notes to the financial statements.

116 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $4,113,096)	4,113,096	$4,113,096
	Principal Amount
Short-Term Investments — 2.0%
Repurchase Agreements (e) — 2.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $236,265,799 (Cost $236,265,761)	$236,265,761	236,265,761
Total Investments — 73.9% (Cost $8,641,616,880)		8,910,174,983
Other assets less liabilities — 26.1%		3,151,702,867
Net Assets — 100.0%		$12,061,877,850

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,886,435,608.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $37,789,476, collateralized in the form of cash with a value of $4,113,096 that was reinvested in the securities shown in the

Securities Lending Reinvestment section of the Schedule of Investments and $34,983,931 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 30, 2021 - November 15, 2050. The total value of collateral is $39,097,027.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $4,113,096.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,576,253,437
Aggregate gross unrealized depreciation	(332,101,940)
Net unrealized appreciation	$3,244,151,497
Federal income tax cost	$8,750,841,268

Futures Contracts Purchased

UltraPro QQQ had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	2,029	6/18/2021	USD	$555,398,170	$28,704,055

Swap Agreementsa

UltraPro QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,169,699,910	11/8/2021	Bank of America NA	0.50%	NASDAQ-100 Index®	363,556,440	(363,556,440)	—	—
4,587,759,212	11/8/2021	BNP Paribas SA	0.60%	NASDAQ-100 Index®	438,369,763	(431,984,782)	(157,080)	6,227,901
4,680,047,348	11/8/2021	Citibank NA	0.55%	NASDAQ-100 Index®	567,705,792	—	(557,930,000)	9,775,792

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO QQQ TQQQ :: 117

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,288,133,262	11/8/2021	Credit Suisse International	0.70%	NASDAQ-100 Index®	1,048,431,575	—	(1,045,780,000)	2,651,575
5,104,602,889	11/8/2021	Goldman Sachs International	0.61%	NASDAQ-100 Index®	323,440,547	(323,440,547)	—	—
3,525,521,797	11/8/2021	J.P. Morgan Securities	0.46%	NASDAQ-100 Index®	52,503,685	—	(45,250,000)	7,253,685
427,949,795	11/8/2021	Morgan Stanley & Co. International plc	0.60%	NASDAQ-100 Index®	109,892,185	(109,892,185)	—	—
3,789,014,488	11/22/2021	Societe Generale	0.85%	NASDAQ-100 Index®	276,076,189	(230,703,263)	(44,831,572)	541,354
390,298,206	11/8/2021	UBS AG	0.90%	NASDAQ-100 Index®	(123,862,449)	123,553,380	309,069	—
26,963,026,907					3,056,113,727
				Total Unrealized Appreciation	3,179,976,176
				Total Unrealized Depreciation	(123,862,449)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

118 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 52.5%
Advanced Drainage Systems, Inc. (b) (Building Products)	0.1%	4,231	$479,880
Alcoa Corp.* (Metals & Mining)	0.2%	14,074	558,316
AMC Entertainment Holdings, Inc., Class A*(b) (Entertainment)	0.2%	28,473	743,715
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	0.2%	7,690	558,294
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.1%	10,289	460,844
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	5,459	557,309
Builders FirstSource, Inc.* (Building Products)	0.2%	15,322	682,442
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	0.4%	13,530	1,453,798
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.2%	2,854	569,459
Cleveland-Cliffs, Inc.*(b) (Metals & Mining)	0.2%	33,727	678,587
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.1%	5,020	508,225
Darling Ingredients, Inc.* (Food Products)	0.2%	12,090	827,681
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.2%	2,106	706,437
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	2,942	465,071
EMCOR Group, Inc. (Construction & Engineering)	0.1%	4,087	515,411
First Financial Bankshares, Inc. (Banks)	0.1%	9,699	488,345
Fox Factory Holding Corp.* (Auto Components)	0.1%	3,107	483,076
Freshpet, Inc.* (Food Products)	0.2%	3,061	541,246
GameStop Corp., Class A*(b) (Specialty Retail)	0.2%	4,293	953,046
HealthEquity, Inc.* (Health Care Providers & Services)	0.1%	6,028	501,047
II-VI, Inc.*(b) (Electronic Equipment, Instruments & Components)	0.1%	7,705	519,086
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	10,214	542,057
LHC Group, Inc.* (Health Care Providers & Services)	0.1%	2,280	448,818
Lithia Motors, Inc., Class A (Specialty Retail)	0.2%	2,187	769,802
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Louisiana-Pacific Corp. (Paper & Forest Products)	0.2%	8,249	$554,415
Marriott Vacations Worldwide Corp.* (Hotels, Restaurants & Leisure)	0.1%	3,044	524,451
MasTec, Inc.* (Construction & Engineering)	0.1%	4,257	495,217
Mirati Therapeutics, Inc.* (Biotechnology)	0.1%	3,210	507,662
Natera, Inc.* (Biotechnology)	0.1%	5,683	534,998
Novavax, Inc.*(b) (Biotechnology)	0.2%	4,632	683,776
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	0.1%	19,665	523,679
Penn National Gaming, Inc.*(b) (Hotels, Restaurants & Leisure)	0.2%	11,713	960,114
Performance Food Group Co.* (Food & Staples Retailing)	0.1%	9,844	493,480
Plug Power, Inc.*(b) (Electrical Equipment)	0.2%	30,959	950,441
Rexnord Corp. (Machinery)	0.1%	9,047	452,079
RH* (Specialty Retail)	0.2%	1,181	757,080
Saia, Inc.* (Road & Rail)	0.1%	1,975	454,566
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	3,255	444,503
SiteOne Landscape Supply, Inc.* (Trading Companies & Distributors)	0.2%	3,300	567,732
South State Corp. (Banks)	0.1%	5,257	466,874
STAAR Surgical Co.* (Health Care Equipment & Supplies)	0.1%	3,438	502,051
Stifel Financial Corp. (Capital Markets)	0.1%	7,513	520,501
Sunrun, Inc.*(b) (Electrical Equipment)	0.1%	11,930	533,510
Tenet Healthcare Corp.* (Health Care Providers & Services)	0.1%	7,853	525,444
Tetra Tech, Inc. (Commercial Services & Supplies)	0.1%	4,053	484,212
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	0.1%	4,939	497,407
TopBuild Corp.* (Household Durables)	0.1%	2,483	491,758
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.1%	4,772	485,360
United States Steel Corp. (b) (Metals & Mining)	0.1%	19,596	508,124
YETI Holdings, Inc.*(b) (Leisure Products)	0.1%	6,007	526,213
Other Common Stocks (b)	45.3%	6,885,828	185,896,716
Total Common Stocks (Cost $230,232,246)			215,354,355

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO RUSSELL2000 URTY :: 119

	Percentage of Net Assets	No. of Rights	Value
Rights — 0.0% (c)
Contra Aduro Biotech I, CVR*(d)(e)	0.0%	899	$—
Contraf-Nicotex-Tobacco GmbH*(d)(e)	0.0%	1,074	537
Omthera Pharmaceuticals, Inc., CVR*(d)(e)	0.0%	363	—
Oncternal Therapeutics, Inc., CVR*(d)(e)	0.0%	23	—
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	218	—
Total Rights (Cost $2,658)			537
		Shares
Securities Lending Reinvestments (f) — 1.3%
Investment Companies — 1.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $5,495,468)	1.3%	5,495,468	5,495,468
		Principal Amount
Short-Term Investments — 3.3%
Repurchase Agreements (g) — 3.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $13,532,200 (Cost $13,532,197)		$13,532,197	13,532,197
Total Investments — 57.1% (Cost $249,262,569)			234,382,557
Other assets less liabilities — 42.9%			176,137,713
Net Assets — 100.0%			$410,520,270

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $76,411,386.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $13,664,514, collateralized in the form of cash with a value of $5,495,468 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $8,762,171 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $14,257,639.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $537, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $5,495,468.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$180,718,147
Aggregate gross unrealized depreciation	(25,550,281)
Net unrealized appreciation	$155,167,866
Federal income tax cost	$254,766,821

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	353	6/18/2021	USD	$40,040,790	$1,174,119

See accompanying notes to the financial statements.

120 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
237,223,082	11/8/2021	Bank of America NA	0.40%	Russell 2000® Index	28,938,417	(28,938,417)	—	—
76,822,786	11/8/2021	BNP Paribas SA	0.00%	Russell 2000® Index	36,290,640	(36,290,640)	—	—
355,055,233	11/7/2022	Citibank NA	0.35%	Russell 2000® Index	2,209,252	—	(2,209,252)	—
39,999,672	11/8/2021	Credit Suisse International	0.55%	Russell 2000® Index	27,790,547	—	(27,790,547)	—
106,233,175	11/8/2021	Goldman Sachs International	0.31%	Russell 2000® Index	(1,159,258)	1,048,115	111,143	—
62,605,420	11/8/2021	Morgan Stanley & Co. International plc	(0.26)%	Russell 2000® Index	3,045,007	(3,045,007)	—	—
30,483,612	11/22/2021	Societe Generale	0.40%	Russell 2000® Index	47,651,362	(47,651,362)	—	—
67,828,589	12/6/2021	UBS AG	0.10%	Russell 2000® Index	29,612,044	—	(29,612,044)	—
976,251,569					174,378,011
				Total Unrealized Appreciation	175,537,269
				Total Unrealized Depreciation	(1,159,258)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	0.4%
Air Freight & Logistics	0.2%
Airlines	0.2%
Auto Components	0.8%
Automobiles	0.1%
Banks	4.6%
Beverages	0.2%
Biotechnology	4.6%

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO RUSSELL2000 URTY :: 121

Building Products	0.9%
Capital Markets	0.8%
Chemicals	1.0%
Commercial Services & Supplies	1.0%
Communications Equipment	0.4%
Construction & Engineering	0.8%
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.2%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.4%
Electric Utilities	0.3%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	1.1%
Energy Equipment & Services	0.4%
Entertainment	0.3%
Equity Real Estate Investment Trusts (REITs)	2.8%
Food & Staples Retailing	0.4%
Food Products	0.8%
Gas Utilities	0.4%
Health Care Equipment & Supplies	1.7%
Health Care Providers & Services	1.5%
Health Care Technology	0.5%
Hotels, Restaurants & Leisure	2.1%
Household Durables	1.2%
Household Products	0.1%
Independent Power and Renewable Electricity Producers	0.2%
Industrial Conglomerates	0.0%*
Insurance	1.0%
Interactive Media & Services	0.2%
Internet & Direct Marketing Retail	0.3%
IT Services	0.7%
Leisure Products	0.4%
Life Sciences Tools & Services	0.4%
Machinery	2.0%
Marine	0.1%
Media	0.5%
Metals & Mining	1.1%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Multiline Retail	0.2%
Multi-Utilities	0.2%
Oil, Gas & Consumable Fuels	1.1%
Paper & Forest Products	0.3%
Personal Products	0.2%
Pharmaceuticals	0.7%
Professional Services	0.8%
Real Estate Management & Development	0.4%
Road & Rail	0.3%
Semiconductors & Semiconductor Equipment	1.5%
Software	2.6%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	0.2%

See accompanying notes to the financial statements.

122 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.9%
Tobacco	0.1%
Trading Companies & Distributors	0.9%
Water Utilities	0.2%
Wireless Telecommunication Services	0.1%
Other[a]	47.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO RUSSELL2000 URTY :: 123

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 58.5%
Abbott Laboratories (Health Care Equipment & Supplies)	0.3%	70,039	$8,170,049
AbbVie, Inc. (Biotechnology)	0.3%	69,828	7,904,530
Accenture plc, Class A (IT Services)	0.3%	25,080	7,076,573
Adobe, Inc.* (Software)	0.4%	18,954	9,563,809
Alphabet, Inc., Class A* (Interactive Media & Services)	1.2%	11,892	28,027,660
Alphabet, Inc., Class C* (Interactive Media & Services)	1.1%	11,398	27,486,961
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.3%	16,926	54,553,683
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.2%	624,018	77,758,883
AT&T, Inc. (Diversified Telecommunication Services)	0.3%	282,010	8,299,554
Bank of America Corp. (Banks)	0.4%	225,570	9,561,912
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.9%	75,396	21,822,618
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	16,142	7,624,351
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.3%	76,359	7,925,301
Cisco Systems, Inc. (Communications Equipment)	0.4%	166,941	8,831,179
Coca-Cola Co. (The) (Beverages)	0.4%	153,362	8,479,385
Comcast Corp., Class A (Media)	0.4%	180,759	10,364,721
Costco Wholesale Corp. (Food & Staples Retailing)	0.3%	17,504	6,621,238
Danaher Corp. (Health Care Equipment & Supplies)	0.3%	25,065	6,420,149
Eli Lilly & Co. (Pharmaceuticals)	0.3%	31,456	6,283,022
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.4%	167,404	9,771,371
Facebook, Inc., Class A* (Interactive Media & Services)	1.3%	95,118	31,268,140
Home Depot, Inc. (The) (Specialty Retail)	0.6%	42,572	13,576,637
Honeywell International, Inc. (Industrial Conglomerates)	0.3%	27,502	6,350,487
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.4%	160,662	9,177,013
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Johnson & Johnson (Pharmaceuticals)	0.7%	103,945	$17,592,691
JPMorgan Chase & Co. (Banks)	0.8%	120,665	19,818,020
Linde plc (Chemicals)	0.3%	20,674	6,214,604
Mastercard, Inc., Class A (IT Services)	0.5%	34,668	12,500,587
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.3%	29,486	6,896,480
Medtronic plc (Health Care Equipment & Supplies)	0.3%	53,307	6,748,133
Merck & Co., Inc. (Pharmaceuticals)	0.3%	100,056	7,593,250
Microsoft Corp. (Software)	3.1%	298,217	74,458,821
Netflix, Inc.* (Entertainment)	0.4%	17,513	8,805,711
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.3%	50,278	6,860,936
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.7%	24,517	15,930,656
PayPal Holdings, Inc.* (IT Services)	0.5%	46,312	12,042,046
PepsiCo, Inc. (Beverages)	0.3%	54,554	8,070,719
Pfizer, Inc. (Pharmaceuticals)	0.4%	220,555	8,542,095
Procter & Gamble Co. (The) (Household Products)	0.6%	97,373	13,130,749
salesforce.com, Inc.* (Software)	0.4%	36,290	8,640,649
Tesla, Inc.* (Automobiles)	0.8%	30,364	18,984,180
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	36,389	6,907,360
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.3%	15,572	7,311,054
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.2%	28,462	6,107,945
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.6%	37,381	15,397,982
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.4%	163,663	9,245,323
Visa, Inc., Class A (IT Services)	0.6%	67,069	15,244,784
Walmart, Inc. (Food & Staples Retailing)	0.3%	54,824	7,786,653
Walt Disney Co. (The)* (Entertainment)	0.5%	71,781	12,823,676
Wells Fargo & Co. (Banks)	0.3%	163,474	7,637,505
Other Common Stocks (b)	27.9%	7,175,084	669,041,534
Total Common Stocks (Cost $1,324,511,652)			1,403,253,369
See accompanying notes to the financial statements.

124 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $79,146)	0.0%	79,146	$79,146

	Principal Amount
Short-Term Investments — 13.0%
Repurchase Agreements (e) — 13.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $310,561,584 (Cost $310,561,536)	$310,561,536	310,561,536
Total Investments — 71.5% (Cost $1,635,152,334)		1,713,894,051
Other assets less liabilities — 28.5%		682,008,799
Net Assets — 100.0%		$2,395,902,850

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $636,807,166.

(b)  The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $3,586,378, collateralized in the form of cash with a value of $79,146 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,614,061 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.88%, and maturity dates ranging from June 24, 2021 - November 15, 2050. The total value of collateral is $3,693,207.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $79,146.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$760,235,027
Aggregate gross unrealized depreciation	(103,882,009)
Net unrealized appreciation	$656,353,018
Federal income tax cost	$1,747,139,541

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	672	6/18/2021	USD	$141,200,640	$6,623,477

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO S&P500® UPRO :: 125

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,474,225,825	11/8/2021	Bank of America NA	0.50%	S&P 500®	185,191,183	(185,191,183)	—	—
179,654,233	11/8/2021	BNP Paribas SA	0.65%	S&P 500®	(76,122,097)	62,642,529	13,479,568	—
815,757,096	12/6/2021	Citibank NA	0.55%	S&P 500®	148,740,821	—	(148,030,000)	710,821
183,362,258	11/8/2021	Credit Suisse International	0.70%	S&P 500®	152,859,960	—	(152,311,000)	548,960
567,735,627	11/8/2021	Goldman Sachs International	0.61%	S&P 500®	56,198,862	(56,198,862)	—	—
379,631,133	11/8/2021	J.P. Morgan Securities	0.46%	S&P 500®	20,505,870	—	(20,180,000)	325,870
580,284,895	11/8/2021	Morgan Stanley & Co. International plc	0.11%	S&P 500®	18,534,861	(18,534,861)	—	—
1,176,923,778	11/7/2022	Societe Generale	0.45%	S&P 500®	72,567,857	(72,567,857)	—	—
286,198,992	11/8/2021	UBS AG	0.60%	S&P 500®	104,497,714	—	(104,253,000)	244,714
5,643,773,837					682,975,031
				Total Unrealized Appreciation	759,097,128
				Total Unrealized Depreciation	(76,122,097)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

126 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2021:

Aerospace & Defense	1.0%
Air Freight & Logistics	0.4%
Airlines	0.2%
Auto Components	0.1%
Automobiles	1.0%
Banks	2.6%
Beverages	0.9%
Biotechnology	1.0%
Building Products	0.3%
Capital Markets	1.8%
Chemicals	1.1%
Commercial Services & Supplies	0.2%
Communications Equipment	0.5%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Financial Services	0.9%
Diversified Telecommunication Services	0.8%
Electric Utilities	0.9%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	0.1%
Entertainment	1.2%
Equity Real Estate Investment Trusts (REITs)	1.5%
Food & Staples Retailing	0.8%
Food Products	0.6%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	1.6%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	1.2%
Household Durables	0.3%
Household Products	0.8%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.7%
Insurance	1.2%
Interactive Media & Services	3.7%
Internet & Direct Marketing Retail	2.4%
IT Services	3.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.7%
Machinery	1.0%
Media	0.8%
Metals & Mining	0.3%
Multiline Retail	0.3%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	1.5%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO S&P500® UPRO :: 127

Personal Products	0.1%
Pharmaceuticals	2.1%
Professional Services	0.2%
Real Estate Management & Development	0.1%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	3.2%
Software	4.9%
Specialty Retail	1.3%
Technology Hardware, Storage & Peripherals	3.4%
Textiles, Apparel & Luxury Goods	0.4%
Tobacco	0.4%
Trading Companies & Distributors	0.1%
Water Utilities	0.1%
Wireless Telecommunication Services	0.1%
Other[a]	41.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

128 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2021 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 95.4%
Repurchase Agreements (a) — 95.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $85,513,472 (Cost $85,513,458)	$85,513,458	$85,513,458
Total Investments — 95.4% (Cost $85,513,458)		85,513,458
Other assets less liabilities — 4.6%		4,087,277
Net Assets — 100.0%		$89,600,735

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(5,079,527)
Net unrealized depreciation	$(5,079,527)
Federal income tax cost	$85,513,458

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	7	9/21/2021	USD	$1,095,719	$(1,542)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: 129

Swap Agreementsa

UltraPro Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(101,260,235)	2/7/2022	Bank of America NA	0.10%	ICE U.S. Treasury 20+ Year Bond Index	(1,890,501)	—	1,890,501	—
(97,508,600)	2/7/2022	Citibank NA	0.35%	ICE U.S. Treasury 20+ Year Bond Index	(2,046,563)	—	2,046,563	—
(25,648,126)	2/7/2022	Goldman Sachs International	0.25%	ICE U.S. Treasury 20+ Year Bond Index	(363,660)	—	208,000	(155,660)
(43,589,151)	2/7/2022	Societe Generale	0.22%	ICE U.S. Treasury 20+ Year Bond Index	(777,261)	—	777,261	—
(268,006,112)					(5,077,985)
				Total Unrealized Depreciation	(5,077,985)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

130 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 151.0%
Repurchase Agreements (a) — 43.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $157,562,304 (Cost $157,562,279)	$157,562,279	$157,562,279
U.S. Treasury Obligations (b) — 107.2%
U.S. Treasury Bills
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	10,000,000	9,999,949
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.01%, 8/5/2021 (c)	30,000,000	29,999,594
0.05%, 8/12/2021 (c)	50,000,000	49,999,125
0.03%, 9/23/2021 (c)	10,000,000	9,999,683
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.04%, 11/4/2021 (c)	30,000,000	29,998,050
0.03%, 11/12/2021 (c)	25,000,000	24,998,292
0.02%, 12/2/2021 (c)	30,000,000	29,996,933
0.02%, 12/30/2021 (c)	10,000,000	9,998,675
0.05%, 1/27/2022 (c)	10,000,000	9,998,667
0.03%, 2/24/2022 (c)	45,000,000	44,993,719
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.04%, 3/24/2022 (c)	$35,000,000	$34,993,525
0.04%, 4/21/2022 (c)	25,000,000	24,993,737
Total U.S. Treasury Obligations (Cost $384,942,552)		384,968,459
Total Short-Term Investments (Cost $542,504,831)		542,530,738
Total Investments — 151.0% (Cost $542,504,831)		542,530,738
Liabilities in excess of other assets — (51.0%)		(183,184,371)
Net Assets — 100.0%		$359,346,367

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $223,392,193.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,117
Aggregate gross unrealized depreciation	(215,460,927)
Net unrealized depreciation	$(215,433,810)
Federal income tax cost	$542,504,831

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	164	6/18/2021	USD	$28,300,660	$(183,294)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO SHORT DOW30SM SDOW :: 131

Swap Agreementsa

UltraPro Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(232,314,140)	12/6/2021	Bank of America NA	(0.20)%	Dow Jones Industrial AverageSM	(65,253,380)	55,291,380	9,962,000	—
(223,025,718)	11/8/2021	BNP Paribas SA	(0.35)%	Dow Jones Industrial AverageSM	(41,437,626)	26,629,626	14,808,000	—
(123,857,137)	11/7/2022	Citibank NA	(0.37)%	Dow Jones Industrial AverageSM	(9,084,991)	5,494,991	3,590,000	—
(17,333,784)	11/8/2021	Goldman Sachs International	(0.26)%	Dow Jones Industrial AverageSM	(2,361,234)	504,234	1,857,000	—
(292,775,207)	11/8/2021	Morgan Stanley & Co. International plc	0.49%	Dow Jones Industrial AverageSM	(52,783,037)	52,783,037	—	—
(91,261,336)	1/6/2022	Societe Generale	(0.15)%	Dow Jones Industrial AverageSM	(23,259,004)	19,969,004	3,290,000	—
(69,256,719)	11/8/2021	UBS AG	(0.30)%	Dow Jones Industrial AverageSM	(21,097,151)	20,805,151	292,000	—
(1,049,824,041)					(215,276,423)
				Total Unrealized Depreciation	(215,276,423)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

132 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 105.5%
Repurchase Agreements (a) — 105.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $4,222,174 (Cost $4,222,173)	$4,222,173	$4,222,173
Total Investments — 105.5% (Cost $4,222,173)		4,222,173
Liabilities in excess of other assets — (5.5%)		(220,368)
Net Assets — 100.0%		$4,001,805

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(4,371,633)
Net unrealized depreciation	$(4,371,633)
Federal income tax cost	$4,222,173

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	1	6/18/2021	USD	$272,670	$(8,434)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO SHORT MIDCAP400 SMDD :: 133

Swap Agreementsa

UltraPro Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,680,861)	11/7/2022	Bank of America NA	(0.20)%	S&P MidCap 400®	(201,479)	—	201,479	—
(2,697,438)	11/8/2021	BNP Paribas SA	(0.20)%	S&P MidCap 400®	(969,853)	—	969,853	—
(2,702,893)	12/6/2021	Citibank NA	(0.26)%	S&P MidCap 400®	(1,313,515)	—	1,256,250	(57,265)
(2,233,773)	11/22/2021	Morgan Stanley & Co. International plc	0.57%	S&P MidCap 400®	(1,608,377)	—	1,504,000	(104,377)
(1,418,269)	11/7/2022	Societe Generale	0.22%	S&P MidCap 400®	(269,975)	—	50,400	(219,575)
(11,733,234)					(4,363,199)
				Total Unrealized Depreciation	(4,363,199)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

134 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 117.7%
Repurchase Agreements (a) — 20.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $351,283,780 (Cost $351,283,725)	$351,283,725	$351,283,725
U.S. Treasury Obligations (b) — 97.7%
U.S. Treasury Bills
0.04%, 6/10/2021 (c)	50,000,000	50,000,063
0.11%, 6/17/2021 (c)	125,000,000	125,000,139
0.03%, 7/1/2021 (c)	75,000,000	74,999,687
0.01%, 7/8/2021 (c)	50,000,000	49,999,743
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.05%, 7/29/2021 (c)	50,000,000	49,999,597
0.01%, 8/5/2021 (c)	50,000,000	49,999,323
0.08%, 8/12/2021 (c)	125,000,000	124,997,812
0.11%, 9/9/2021 (c)	195,000,000	194,995,938
0.03%, 9/23/2021 (c)	25,000,000	24,999,208
0.04%, 9/30/2021 (c)	40,000,000	39,998,320
0.05%, 10/7/2021 (c)	60,000,000	59,997,600
0.01%, 10/21/2021 (c)	50,000,000	49,997,535
0.03%, 11/4/2021 (c)	125,000,000	124,991,875
0.03%, 11/12/2021 (c)	75,000,000	74,994,875
0.02%, 12/2/2021 (c)	75,000,000	74,992,333
0.02%, 12/30/2021 (c)	80,000,000	79,989,400
0.05%, 1/27/2022 (c)	50,000,000	49,993,334
0.03%, 2/24/2022 (c)	120,000,000	119,983,250
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.04%, 3/24/2022 (c)	$100,000,000	$99,981,500
0.04%, 4/21/2022 (c)	175,000,000	174,956,163
Total U.S. Treasury Obligations (Cost $1,719,700,549)		1,719,867,542
Total Short-Term Investments (Cost $2,070,984,274)		2,071,151,267
Total Investments — 117.7% (Cost $2,070,984,274)		2,071,151,267
Liabilities in excess of other assets — (17.7%)		(312,190,646)
Net Assets — 100.0%		$1,758,960,621

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $749,251,197.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$850,638
Aggregate gross unrealized depreciation	(397,772,647)
Net unrealized depreciation	$(396,922,009)
Federal income tax cost	$2,070,984,274

Futures Contracts Sold

UltraPro Short QQQ had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	671	6/18/2021	USD	$183,672,830	$680,840

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO SHORT QQQ SQQQ :: 135

Swap Agreementsa

UltraPro Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(442,854,404)	12/6/2021	Bank of America NA	(0.15)%	NASDAQ-100 Index®	(60,456,045)	60,456,045	—	—
(609,925,632)	11/8/2021	BNP Paribas SA	(0.30)%	NASDAQ-100 Index®	(70,532,476)	49,332,476	21,200,000	—
(468,776,654)	11/7/2022	Citibank NA	(0.37)%	NASDAQ-100 Index®	(64,959,864)	43,361,864	21,598,000	—
(1,171,264,153)	11/7/2022	Goldman Sachs International	(0.36)%	NASDAQ-100 Index®	(12,761,249)	4,023,249	8,738,000	—
(613,785,227)	11/8/2021	J.P. Morgan Securities	(0.21)%	NASDAQ-100 Index®	(22,549,750)	22,549,750	—	—
(44,987,558)	11/7/2022	Morgan Stanley & Co. International plc	0.10%	NASDAQ-100 Index®	(3,407,123)	3,407,123	—	—
(849,603,795)	1/6/2022	Societe Generale	(0.55)%	NASDAQ-100 Index®	(64,109,038)	64,109,038	—	—
(892,438,520)	11/8/2021	UBS AG	(0.25)%	NASDAQ-100 Index®	(98,994,297)	97,854,297	1,140,000	—
(5,093,635,943)					(397,769,842)
				Total Unrealized Depreciation	(397,769,842)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

136 :: SQQQ ULTRAPRO SHORT QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 90.3%
Repurchase Agreements (a) — 69.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $74,679,580 (Cost $74,679,568)	$74,679,568	$74,679,568
U.S. Treasury Obligations (b) — 20.9%
U.S. Treasury Bills 0.01%, 7/8/2021 (c)	10,000,000	9,999,948
0.12%, 7/15/2021 (c)	2,529,000	2,528,984
0.05%, 1/27/2022 (c)	10,000,000	9,998,667
Total U.S. Treasury Obligations (Cost $22,525,511)		22,527,599
Total Short-Term Investments (Cost $97,205,079)		97,207,167
Total Investments — 90.3% (Cost $97,205,079)		97,207,167
Other assets less liabilities — 9.7%		10,384,633
Net Assets — 100.0%		$107,591,800

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,068,961.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,130
Aggregate gross unrealized depreciation	(60,538,632)
Net unrealized depreciation	$(60,521,502)
Federal income tax cost	$97,205,079

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	80	6/18/2021	USD	$9,074,400	$15,042

Swap Agreementsa

UltraPro Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(15,274,706)	11/8/2021	Bank of America NA	0.10%	Russell 2000® Index	(2,541,882)	—	2,541,882	—
(27,779,000)	11/8/2021	BNP Paribas SA	0.30%	Russell 2000® Index	(10,619,788)	—	10,619,788	—
(41,624,255)	12/6/2021	Citibank NA	0.13%	Russell 2000® Index	(707,283)	—	707,283	—
(51,210,653)	11/8/2021	Goldman Sachs International	0.19%	Russell 2000® Index	(1,247,832)	—	1,247,832	—
(140,916,651)	11/7/2022	Morgan Stanley & Co. International plc	0.76%	Russell 2000® Index	(18,038,943)	—	18,038,943	—
(21,788,919)	1/6/2022	Societe Generale	0.30%	Russell 2000® Index	(7,936,805)	—	7,880,000	(56,805)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 137

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(15,131,883)	11/8/2021	UBS AG	0.40%	Russell 2000® Index	(19,446,099)	1,497,099	17,949,000	—
(313,726,067)					(60,538,632)
				Total Unrealized Depreciation	(60,538,632)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

138 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 149.9%
Repurchase Agreements (a) — 34.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $163,708,191 (Cost $163,708,166)	$163,708,166	$163,708,166
U.S. Treasury Obligations (b) — 115.5%
U.S. Treasury Bills
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	30,000,000	29,999,846
0.12%, 7/15/2021 (c)	25,000,000	24,999,848
0.01%, 8/5/2021 (c)	30,000,000	29,999,594
0.05%, 8/12/2021 (c)	50,000,000	49,999,125
0.12%, 9/9/2021 (c)	50,000,000	49,998,958
0.03%, 9/23/2021 (c)	25,000,000	24,999,208
0.04%, 9/30/2021 (c)	35,000,000	34,998,530
0.05%, 10/7/2021 (c)	20,000,000	19,999,200
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.04%, 11/4/2021 (c)	30,000,000	29,998,050
0.02%, 12/2/2021 (c)	30,000,000	29,996,933
0.02%, 12/30/2021 (c)	40,000,000	39,994,700
0.05%, 1/27/2022 (c)	30,000,000	29,996,000
0.03%, 2/24/2022 (c)	55,000,000	54,992,323
0.06%, 3/24/2022 (c)	25,000,000	24,995,375
0.03%, 4/21/2022 (c)	25,000,000	24,993,738
Total U.S. Treasury Obligations (Cost $549,910,210)		549,960,091
Total Short-Term Investments (Cost $713,618,376)		713,668,257
Total Investments — 149.9% (Cost $713,618,376)		713,668,257
Liabilities in excess of other assets — (49.9%)		(237,656,273)
Net Assets — 100.0%		$476,011,984

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $311,423,924.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,093
Aggregate gross unrealized depreciation	(237,282,619)
Net unrealized depreciation	$(237,231,526)
Federal income tax cost	$713,618,376

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	120	6/18/2021	USD	$25,214,400	$(472,315)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRAPRO SHORT S&P500® SPXU :: 139

Swap Agreementsa

UltraPro Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(212,194,044)	11/8/2021	Bank of America NA	(0.15)%	S&P 500®	(30,565,438)	30,565,438	—	—
(135,771,732)	11/7/2022	BNP Paribas SA	(0.35)%	S&P 500®	(22,737,354)	22,737,353	1	—
(137,966,278)	11/7/2022	Citibank NA	(0.37)%	S&P 500®	(25,181,579)	25,181,579	—	—
(152,361,151)	11/7/2022	Goldman Sachs International	(0.41)%	S&P 500®	(11,651,707)	11,651,707	—	—
(90,737,306)	11/8/2021	J.P. Morgan Securities	(0.21)%	S&P 500®	(6,108,620)	6,108,620	—	—
(74,656,585)	11/8/2021	Morgan Stanley & Co. International plc	0.39%	S&P 500®	(9,372,178)	4,812,178	4,560,000	—
(459,336,854)	1/6/2022	Societe Generale	(0.15)%	S&P 500®	(57,850,828)	57,850,828	—	—
(139,919,037)	11/8/2021	UBS AG	(0.25)%	S&P 500®	(73,341,388)	70,913,388	2,428,000	—
(1,402,942,987)					(236,809,092)
				Total Unrealized Depreciation	(236,809,092)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

140 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 94.4%
Repurchase Agreements (a) — 94.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $41,036,201 (Cost $41,036,196)	$41,036,196	$41,036,196
Total Investments — 94.4% (Cost $41,036,196)		41,036,196
Other assets less liabilities — 5.6%		2,453,590
Net Assets — 100.0%		$43,489,786

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(636,185)
Net unrealized depreciation	$(636,185)
Federal income tax cost	$41,036,196

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	10	9/21/2021	USD	$1,319,375$	$(1,265)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT 7-10 YEAR TREASURY PST :: 141

Swap Agreementsa

UltraShort 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(65,212,993)	2/7/2022	Citibank NA	0.37%	ICE U.S. Treasury 7-10 Year Bond Index	(475,098)	—	475,098	—
(21,118,830)	2/7/2022	Societe Generale	0.22%	ICE U.S. Treasury 7-10 Year Bond Index	(159,822)	—	159,822	—
(86,331,823)					(634,920)
				Total Unrealized Depreciation	(634,920)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

142 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 99.4%
Repurchase Agreements (a) — 16.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $231,937,493 (Cost $231,937,456)	$231,937,456	$231,937,456
U.S. Treasury Obligations (b) — 83.0%
U.S. Treasury Bills
0.04%, 6/10/2021 (c)	50,000,000	50,000,063
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	50,000,000	49,999,743
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.05%, 7/29/2021 (c)	50,000,000	49,999,597
0.01%, 8/5/2021 (c)	40,000,000	39,999,458
0.05%, 8/12/2021 (c)	50,000,000	49,999,125
0.03%, 9/23/2021 (c)	50,000,000	49,998,417
0.04%, 9/30/2021 (c)	100,000,000	99,995,799
0.05%, 10/7/2021 (c)	25,000,000	24,999,000
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.03%, 11/4/2021 (c)	90,000,000	89,994,150
0.03%, 11/12/2021 (c)	75,000,000	74,994,875
0.01%, 12/2/2021 (c)	40,000,000	39,995,911
0.02%, 12/30/2021 (c)	60,000,000	59,992,050
0.05%, 1/27/2022 (c)	50,000,000	49,993,334
0.03%, 2/24/2022 (c)	120,000,000	119,983,250
0.04%, 3/24/2022 (c)	125,000,000	124,976,875
0.04%, 4/21/2022 (c)	125,000,000	124,968,688
Total U.S. Treasury Obligations (Cost $1,174,799,043)		1,174,888,845
Total Short-Term Investments (Cost $1,406,736,499)		1,406,826,301
Total Investments — 99.4% (Cost $1,406,736,499)		1,406,826,301
Other assets less liabilities — 0.6%		8,288,500
Net Assets — 100.0%		$1,415,114,801

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $43,022,071.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$91,268
Aggregate gross unrealized depreciation	(47,921,846)
Net unrealized depreciation	$(47,830,578)
Federal income tax cost	$1,406,736,499

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	75	9/21/2021	USD	$11,739,844	$(16,520)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 143

Swap Agreementsa

UltraShort 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(998,349,191)	2/7/2022	Bank of America NA	0.10%	ICE U.S. Treasury 20+ Year Bond Index	(14,091,617)	—	14,091,617	—
(624,309,315)	2/7/2022	Citibank NA	0.35%	ICE U.S. Treasury 20+ Year Bond Index	(11,729,426)	11,729,426	—	—
(768,683,096)	2/7/2022	Goldman Sachs International	0.25%	ICE U.S. Treasury 20+ Year Bond Index	(13,806,487)	12,813,141	—	(993,346)
(436,459,709)	2/7/2022	Societe Generale	0.22%	ICE U.S. Treasury 20+ Year Bond Index	(8,276,330)	8,276,330	—	—
(2,827,801,311)					(47,903,860)
				Total Unrealized Depreciation	(47,903,860)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

144 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 66.3%
Repurchase Agreements (a) — 66.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,138,390 (Cost $1,138,390)	$1,138,390	$1,138,390
Total Investments — 66.3% (Cost $1,138,390)		1,138,390
Other assets less liabilities — 33.7%		579,748
Net Assets — 100.0%		$1,718,138

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(982,812)
Net unrealized depreciation	$(982,812)
Federal income tax cost	$1,138,390

Swap Agreementsa

UltraShort Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(780,903)	11/8/2021	Bank of America NA	0.40%	Dow Jones U.S. Basic MaterialsSM Index	(607,871)	—	567,000	(40,871)
(1,120,460)	11/7/2022	Morgan Stanley & Co. International plc	0.39%	Dow Jones U.S. Basic MaterialsSM Index	(188,264)	—	188,264	—
(872,402)	11/7/2022	Societe Generale	0.05%	Dow Jones U.S. Basic MaterialsSM Index	(85,081)	—	50,000	(35,081)
(652,342)	11/8/2021	UBS AG	0.15%	Dow Jones U.S. Basic MaterialsSM Index	(101,596)	—	101,596	—
(3,426,107)					(982,812)
				Total Unrealized Depreciation	(982,812)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT BASIC MATERIALS SMN :: 145

Investments	Principal Amount	Value
Short-Term Investments — 116.2%
Repurchase Agreements (a) — 116.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,194,852 (Cost $1,194,852)	$1,194,852	$1,194,852
Total Investments — 116.2% (Cost $1,194,852)		1,194,852
Liabilities in excess of other assets — (16.2%)		(166,924)
Net Assets — 100.0%		$1,027,928

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(215,796)
Net unrealized depreciation	$(215,796)
Federal income tax cost	$1,194,852

Swap Agreementsa

UltraShort Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(459,475)	1/6/2022	Bank of America NA	0.05%	Dow Jones U.S. Consumer GoodsSM Index	(27,240)
(65,991)	1/6/2022	Bank of America NA	0.40%	iShares® U.S. Consumer Goods ETF	(8,004)
(525,466)					(35,244)	—	35,244	—
(477,745)	11/7/2022	Morgan Stanley & Co. International plc	(0.10)%	Dow Jones U.S. Consumer GoodsSM Index	(20,664)
(45,907)	11/7/2022	Morgan Stanley & Co. International plc	0.40%	iShares® U.S. Consumer Goods ETF	(2,074)
(523,652)					(22,738)	—	—	(22,738)
(512,457)	11/22/2021	Societe Generale	0.05%	Dow Jones U.S. Consumer GoodsSM Index	(84,796)	—	12,361	(72,435)
(485,966)	12/6/2021	UBS AG	0.15%	Dow Jones U.S. Consumer GoodsSM Index	(73,018)	—	12,046	(60,972)
(2,047,541)					(215,796)
				Total Unrealized Depreciation	(215,796)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

146 :: SZK ULTRASHORT CONSUMER GOODS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT CONSUMER GOODS SZK :: 147

Investments	Principal Amount	Value
Short-Term Investments — 104.2%
Repurchase Agreements (a) — 104.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $979,688 (Cost $979,687)	$979,687	$979,687
Total Investments — 104.2% (Cost $979,687)		979,687
Liabilities in excess of other assets — (4.2%)		(39,851)
Net Assets — 100.0%		$939,836

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$90,455
Aggregate gross unrealized depreciation	(241,250)
Net unrealized depreciation	$(150,795)
Federal income tax cost	$979,687

Swap Agreementsa

UltraShort Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(172,797)	1/6/2022	Bank of America NA	0.00%	Dow Jones U.S. Consumer ServicesSM Index	(25,160)	—	25,160	—
(512,107)	1/6/2022	BNP Paribas SA	(0.10)%	Dow Jones U.S. Consumer ServicesSM Index	(58,782)	—	10,000	(48,782)
(331,456)	11/8/2021	Goldman Sachs International	0.04%	Dow Jones U.S. Consumer ServicesSM Index	(62,160)	—	—	(62,160)
(455,555)	11/7/2022	Morgan Stanley & Co. International plc	(0.25)%	Dow Jones U.S. Consumer ServicesSM Index	(36,978)	—	—	(36,978)
(337,739)	11/22/2021	Societe Generale	0.05%	Dow Jones U.S. Consumer ServicesSM Index	(58,170)	—	16,000	(42,170)
(64,406)	11/8/2021	UBS AG	0.15%	Dow Jones U.S. Consumer ServicesSM Index	90,455	—	(90,455)	—
(1,874,060)					(150,795)
				Total Unrealized Appreciation	90,455
				Total Unrealized Depreciation	(241,250)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

148 :: SCC ULTRASHORT CONSUMER SERVICES :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT CONSUMER SERVICES SCC :: 149

Investments	Principal Amount	Value
Short-Term Investments — 112.8%
Repurchase Agreements (a) — 87.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $88,278,174 (Cost $88,278,160)	$88,278,160	$88,278,160
U.S. Treasury Obligations (b) — 24.9%
U.S. Treasury Bills 0.12%, 7/15/2021 (c) (Cost $24,996,440)	25,000,000	24,999,847
Total Short-Term Investments (Cost $113,274,600)		113,278,007
Total Investments — 112.8% (Cost $113,274,600)		113,278,007
Liabilities in excess of other assets — (12.8%)		(12,848,038)
Net Assets — 100.0%		$100,429,969

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $24,928,531.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,407
Aggregate gross unrealized depreciation	(30,657,184)
Net unrealized depreciation	$(30,653,777)
Federal income tax cost	$113,274,600

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	35	6/18/2021	USD	$6,039,775	$(93,865)

Swap Agreementsa

UltraShort Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(46,303,992)	11/7/2022	Bank of America NA	(0.20)%	Dow Jones Industrial AverageSM	(6,659,149)	1,598,149	5,061,000	—
(14,916,722)	11/8/2021	BNP Paribas SA	(0.35)%	Dow Jones Industrial AverageSM	(2,983,402)	1,707,402	1,276,000	—
(67,194,310)	11/7/2022	Citibank NA	(0.37)%	Dow Jones Industrial AverageSM	(4,593,032)	2,024,032	2,569,000	—
(32,193,982)	11/8/2021	Goldman Sachs International	(0.26)%	Dow Jones Industrial AverageSM	(6,219,697)	1,031,697	5,188,000	—
(24,999,322)	1/6/2022	Societe Generale	(0.15)%	Dow Jones Industrial AverageSM	(5,245,614)	4,869,614	376,000	—

See accompanying notes to the financial statements.

150 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(9,232,899)	11/8/2021	UBS AG	(0.30)%	Dow Jones Industrial AverageSM	(4,862,425)	1,796,425	3,066,000	—
(194,841,227)					(30,563,319)
				Total Unrealized Depreciation	(30,563,319)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT DOW30SM DXD :: 151

Investments	Principal Amount	Value
Short-Term Investments — 80.8%
Repurchase Agreements (a) — 80.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $10,424,386 (Cost $10,424,386)	$10,424,386	$10,424,386
Total Investments — 80.8% (Cost $10,424,386)		10,424,386
Other assets less liabilities — 19.2%		2,484,970
Net Assets — 100.0%		$12,909,356

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(8,988,639)
Net unrealized depreciation	$(8,988,639)
Federal income tax cost	$10,424,386

Swap Agreementsa

UltraShort Financials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(5,595,968)	1/6/2022	Bank of America NA	0.00%	Dow Jones U.S. FinancialsSM Index[f]	(947,718)	—	947,718	—
(2,380,556)	1/6/2022	BNP Paribas SA	(0.25)%	Dow Jones U.S. FinancialsSM Index[f]	(832,431)	—	832,431	—
(1,207,705)	11/7/2022	Citibank NA	(0.21)%	Dow Jones U.S. FinancialsSM Index[f]	(325,811)	—	310,001	(15,810)
(9,235,293)	1/6/2022	Goldman Sachs International	(0.31)%	Dow Jones U.S. FinancialsSM Index[f]	(2,854,917)	—	2,854,917	—
(5,085,328)	11/7/2022	Morgan Stanley & Co. International plc	0.43%	Dow Jones U.S. FinancialsSM Index[f]	(1,615,447)	—	1,615,447	—
(1,515,710)	1/6/2022	Societe Generale	(0.15)%	Dow Jones U.S. FinancialsSM Index[f]	(630,176)	—	486,000	(144,176)
(730,297)	11/8/2021	UBS AG	(0.20)%	Dow Jones U.S. FinancialsSM Index[f]	(1,782,139)	—	1,782,139	—
(25,750,857)					(8,988,639)
				Total Unrealized Depreciation	(8,988,639)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

152 :: SKF ULTRASHORT FINANCIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 86.7%
Repurchase Agreements (a) — 86.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $14,394,099 (Cost $14,394,096)	$14,394,096	$14,394,096
Total Investments — 86.7% (Cost $14,394,096)		14,394,096
Other assets less liabilities — 13.3%		2,204,489
Net Assets — 100.0%		$16,598,585

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$115,019
Aggregate gross unrealized depreciation	(10,306,923)
Net unrealized depreciation	$(10,191,904)
Federal income tax cost	$14,394,096

Swap Agreementsa,f

UltraShort FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,411,044)	11/9/2021	Bank of America NA	1.40%	iShares® China Large-Cap ETF	(319,591)	—	319,591	—
(11,544,380)	11/9/2021	Citibank NA	2.69%	iShares® China Large-Cap ETF	(5,945,410)	—	5,945,410	—
(2,776,509)	11/9/2021	Goldman Sachs International	1.69%	iShares® China Large-Cap ETF	(2,763,807)	—	2,677,001	(86,806)
(2,000,677)	11/9/2021	Morgan Stanley & Co. International plc	1.40%	iShares® China Large-Cap ETF	115,019	(115,019)	—	—
(5,958,390)	11/9/2021	Societe Generale	1.60%	iShares® China Large-Cap ETF	(992,158)	—	952,000	(40,158)
(9,501,033)	11/9/2022	UBS AG	1.65%	iShares® China Large-Cap ETF	(285,957)	—	285,957	—
(33,192,033)					(10,191,904)
				Total Unrealized Appreciation	115,019
				Total Unrealized Depreciation	(10,306,923)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT FTSE CHINA 50 FXP :: 153

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

154 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 83.7%
Repurchase Agreements (a) — 83.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $6,110,582 (Cost $6,110,582)	$6,110,582	$6,110,582
Total Investments — 83.7% (Cost $6,110,582)		6,110,582
Other assets less liabilities — 16.3%		1,189,799
Net Assets — 100.0%		$7,300,381

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,877,837)
Net unrealized depreciation	$(3,877,837)
Federal income tax cost	$6,110,582

Swap Agreementsa,f

UltraShort FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(5,200,870)	11/9/2022	Citibank NA	0.74%	Vanguard® FTSE Europe ETF Shares	(531,974)	—	531,974	—
(3,146,500)	11/9/2021	Goldman Sachs International	0.74%	Vanguard® FTSE Europe ETF Shares	(2,193,891)	—	2,193,891	—
(379,064)	11/9/2021	Morgan Stanley & Co. International plc	0.40%	Vanguard® FTSE Europe ETF Shares	(195,448)	—	134,000	(61,448)
(437,382)	11/9/2021	Societe Generale	0.90%	Vanguard® FTSE Europe ETF Shares	(320,818)	—	320,818	—
(5,394,585)	11/9/2022	UBS AG	0.40%	Vanguard® FTSE Europe ETF Shares	(635,706)	—	635,706	—
(14,558,401)					(3,877,837)
				Total Unrealized Depreciation	(3,877,837)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT FTSE EUROPE EPV :: 155

Investments	Principal Amount	Value
Short-Term Investments — 117.7%
Repurchase Agreements (a) — 117.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,492,063 (Cost $1,492,063)	$1,492,063	$1,492,063
Total Investments — 117.7% (Cost $1,492,063)		1,492,063
Liabilities in excess of other assets — (17.7%)		(224,680)
Net Assets — 100.0%		$1,267,383

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(347,698)
Net unrealized depreciation	$(347,698)
Federal income tax cost	$1,492,063

Swap Agreementsa

UltraShort Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(760,754)	12/6/2021	Bank of America NA	(0.10)%	Dow Jones U.S. Health CareSM Index[f]	(109,945)
(222,425)	1/6/2022	Bank of America NA	0.35%	iShares® U.S. Healthcare ETF	(21,823)
(983,179)					(131,768)	—	100,000	(31,768)
(105,917)	11/7/2022	Morgan Stanley & Co. International plc	0.25%	iShares® U.S. Healthcare ETF	(7,159)
(61,241)	11/7/2022	Morgan Stanley & Co. International plc	(0.30)%	Dow Jones U.S. Health CareSM Index[f]	(4,037)
(167,158)					(11,196)	—	—	(11,196)
(887,320)	11/7/2022	Societe Generale	(0.05)%	Dow Jones U.S. Health CareSM Index[f]	(88,540)	—	10,000	(78,540)
(496,736)	12/6/2021	UBS AG	0.15%	Dow Jones U.S. Health CareSM Index[f]	(116,194)	—	28,000	(88,194)
(2,534,393)					(347,698)
				Total Unrealized Depreciation	(347,698)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

156 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Health Care for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT HEALTH CARERXD :: 157

Investments	Principal Amount	Value
Short-Term Investments — 128.5%
Repurchase Agreements (a) — 128.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,211,543 (Cost $1,211,543)	$1,211,543	$1,211,543
Total Investments — 128.5% (Cost $1,211,543)		1,211,543
Liabilities in excess of other assets — (28.5%)		(268,353)
Net Assets — 100.0%		$943,190

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(364,366)
Net unrealized depreciation	$(364,366)
Federal income tax cost	$1,211,543

Swap Agreementsa

UltraShort Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(280,797)	11/7/2022	Bank of America NA	0.00%	Dow Jones U.S. IndustrialsSM Index	(83,301)
(146,743)	11/7/2022	Bank of America NA	0.40%	iShares® U.S. Industrials ETF	(17,613)
(427,540)					(100,914)	—	—	(100,914)
(160,393)	11/7/2022	Morgan Stanley & Co. International plc	0.25%	iShares® U.S. Industrials ETF	(20,455)
(28,213)	11/7/2022	Morgan Stanley & Co. International plc	(0.10)%	Dow Jones U.S. IndustrialsSM Index	(6,321)
(188,606)					(26,776)	—	26,776	—
(391,728)	1/6/2022	Societe Generale	0.05%	Dow Jones U.S. IndustrialsSM Index	(79,889)	—	40,000	(39,889)
(875,692)	12/6/2021	UBS AG	0.15%	Dow Jones U.S. IndustrialsSM Index	(156,787)	—	36,000	(120,787)
(1,883,566)					(364,366)
				Total Unrealized Depreciation	(364,366)

See accompanying notes to the financial statements.

158 :: SIJ ULTRASHORT INDUSTRIALS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT INDUSTRIALS SIJ :: 159

Investments	Principal Amount	Value
Short-Term Investments — 112.6%
Repurchase Agreements (a) — 112.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,259,998 (Cost $2,259,996)	$2,259,996	$2,259,996
Total Investments — 112.6% (Cost $2,259,996)		2,259,996
Liabilities in excess of other assets — (12.6%)		(252,664)
Net Assets — 100.0%		$2,007,332

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(830,541)
Net unrealized depreciation	$(830,541)
Federal income tax cost	$2,259,996

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	1	6/18/2021	USD	$272,670	$(8,434)

Swap Agreementsa

UltraShort MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(458,210)	12/6/2021	Bank of America NA	(0.20)%	S&P MidCap 400®	(124,958)	—	74,000	(50,958)
(717,317)	11/8/2021	BNP Paribas SA	(0.20)%	S&P MidCap 400®	(282,862)	—	280,000	(2,862)
(561,853)	11/7/2022	Citibank NA	(0.26)%	S&P MidCap 400®	(95,197)	—	39,000	(56,197)
(943,694)	11/7/2022	Morgan Stanley & Co. International plc	0.57%	S&P MidCap 400®	(151,870)	—	133,000	(18,870)
(1,060,974)	11/7/2022	Societe Generale	0.22%	S&P MidCap 400®	(167,220)	—	44,000	(123,220)
(3,742,048)					(822,107)
				Total Unrealized Depreciation	(822,107)

See accompanying notes to the financial statements.

160 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT MIDCAP400 MZZ :: 161

Investments	Principal Amount	Value
Short-Term Investments — 74.5%
Repurchase Agreements (a) — 74.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $9,269,257 (Cost $9,269,257)	$9,269,257	$9,269,257
Total Investments — 74.5% (Cost $9,269,257)		9,269,257
Other assets less liabilities — 25.5%		3,166,116
Net Assets — 100.0%		$12,435,373

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$862,206
Aggregate gross unrealized depreciation	(11,842,573)
Net unrealized depreciation	$(10,980,367)
Federal income tax cost	$9,269,257

Swap Agreementsa,f

UltraShort MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,963,613)	11/9/2022	Bank of America NA	1.40%	iShares® MSCI Brazil Capped ETF	(432,984)	—	432,984	—
(4,268,159)	12/13/2021	Citibank NA	0.14%	iShares® MSCI Brazil Capped ETF	(4,247,324)	—	4,146,000	(101,324)
(2,987,403)	11/9/2022	Goldman Sachs International	0.59%	iShares® MSCI Brazil Capped ETF	862,206	(862,206)	—	—
(1,809,518)	11/9/2021	Morgan Stanley & Co. International plc	0.40%	iShares® MSCI Brazil Capped ETF	(392,707)	—	392,707	—
(4,211,580)	1/14/2022	Societe Generale	1.00%	iShares® MSCI Brazil Capped ETF	(3,187,400)	—	2,967,999	(219,401)
(8,635,076)	3/21/2022	UBS AG	0.65%	iShares® MSCI Brazil Capped ETF	(3,582,158)	—	3,582,158	—
(24,875,349)					(10,980,367)
				Total Unrealized Appreciation	862,206
				Total Unrealized Depreciation	(11,842,573)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

162 :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 107.9%
Repurchase Agreements (a) — 107.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,521,912 (Cost $1,521,910)	$1,521,910	$1,521,910
Total Investments — 107.9% (Cost $1,521,910)		1,521,910
Liabilities in excess of other assets — (7.9%)		(111,505)
Net Assets — 100.0%		$1,410,405

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(612,202)
Net unrealized depreciation	$(612,202)
Federal income tax cost	$1,521,910

Swap Agreementsa,f

UltraShort MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(400,336)	11/9/2021	Citibank NA	0.34%	iShares® MSCI EAFE ETF	(339,518)	—	326,000	(13,518)
(961,391)	11/9/2021	Goldman Sachs International	(0.06)%	iShares® MSCI EAFE ETF	(113,966)	—	—	(113,966)
(485,079)	11/9/2021	Societe Generale	0.75%	iShares® MSCI EAFE ETF	(59,496)	—	43,000	(16,496)
(965,774)	11/9/2022	UBS AG	0.30%	iShares® MSCI EAFE ETF	(99,222)	—	99,222	—
(2,812,580)					(612,202)
				Total Unrealized Depreciation	(612,202)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT MSCI EAFE EFU :: 163

Investments	Principal Amount	Value
Short-Term Investments — 79.4%
Repurchase Agreements (a) — 79.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $4,340,422 (Cost $4,340,421)	$4,340,421	$4,340,421
Total Investments — 79.4% (Cost $4,340,421)		4,340,421
Other assets less liabilities — 20.6%		1,126,350
Net Assets — 100.0%		$5,466,771

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(340,825)
Net unrealized depreciation	$(340,825)
Federal income tax cost	$4,340,421

Swap Agreementsa,f

UltraShort MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,874,014)	11/9/2022	Citibank NA	0.49%	iShares® MSCI Emerging Markets ETF	(92,941)	—	92,941	—
(2,651,974)	11/9/2022	Goldman Sachs International	1.94%	iShares® MSCI Emerging Markets ETF	(6,426)	—	6,426	—
(165,249)	11/9/2021	Societe Generale	1.65%	iShares® MSCI Emerging Markets ETF	(98,425)	—	40,000	(58,425)
(4,197,848)	2/15/2022	UBS AG	1.00%	iShares® MSCI Emerging Markets ETF	(143,033)	—	143,033	—
(10,889,085)					(340,825)
				Total Unrealized Depreciation	(340,825)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

164 :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 70.6%
Repurchase Agreements (a) — 70.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $3,388,013 (Cost $3,388,012)	$3,388,012	$3,388,012
Total Investments — 70.6% (Cost $3,388,012)		3,388,012
Other assets less liabilities — 29.4%		1,411,753
Net Assets — 100.0%		$4,799,765

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,750,716)
Net unrealized depreciation	$(1,750,716)
Federal income tax cost	$3,388,012

Swap Agreementsa,f

UltraShort MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,919,638)	11/9/2022	Bank of America NA	0.35%	iShares® MSCI Japan ETF	(19,223)	—	19,223	—
(1,225,297)	11/9/2021	Morgan Stanley & Co. International plc	0.30%	iShares® MSCI Japan ETF	(264,664)	—	264,664	—
(2,337,559)	11/9/2021	Societe Generale	1.10%	iShares® MSCI Japan ETF	(1,461,086)	—	1,461,086	—
(2,085,868)	11/9/2022	UBS AG	0.55%	iShares® MSCI Japan ETF	(5,743)	—	5,743	—
(9,568,362)					(1,750,716)
				Total Unrealized Depreciation	(1,750,716)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT MSCI JAPAN EWV :: 165

Investments	Principal Amount	Value
Short-Term Investments — 97.2%
Repurchase Agreements (a) — 97.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $9,395,188 (Cost $9,395,187)	$9,395,187	$9,395,187
Total Investments — 97.2% (Cost $9,395,187)		9,395,187
Other assets less liabilities — 2.8%		271,039
Net Assets — 100.0%		$9,666,226

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,970
Aggregate gross unrealized depreciation	(5,881,684)
Net unrealized depreciation	$(5,876,714)
Federal income tax cost	$9,395,187

Swap Agreementsa

UltraShort Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,597,210)	1/6/2022	Bank of America NA	0.20%	NASDAQ Biotechnology Index®	4,233
(754,800)	1/6/2022	Bank of America NA	0.30%	iShares® Nasdaq Biotechnology ETF	(17,697)
(7,352,010)					(13,464)	—	13,464	—
(386,108)	12/6/2021	Citibank NA	0.94%	NASDAQ Biotechnology Index®	(53,553)	—	53,553	—
(1,004,183)	11/7/2022	Morgan Stanley & Co. International plc	0.55%	iShares® Nasdaq Biotechnology ETF	(72,919)
(185,904)	11/7/2022	Morgan Stanley & Co. International plc	0.05%	NASDAQ Biotechnology Index®	737
(1,190,087)					(72,182)	—	72,182	—
(4,885,939)	11/22/2021	Societe Generale	0.10%	NASDAQ Biotechnology Index®	(582,762)	—	464,000	(118,762)
(5,524,686)	11/8/2021	UBS AG	0.90%	NASDAQ Biotechnology Index®	(5,154,753)	—	5,060,000	(94,753)
(19,338,830)					(5,876,714)
				Total Unrealized Appreciation	4,970
				Total Unrealized Depreciation	(5,881,684)

See accompanying notes to the financial statements.

166 :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 167

Investments	Principal Amount	Value
Short-Term Investments — 95.7%
Repurchase Agreements (a) — 95.7%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $16,512,679 (Cost $16,512,677)	$16,512,677	$16,512,677
Total Investments — 95.7% (Cost $16,512,677)		16,512,677
Other assets less liabilities — 4.3%		740,855
Net Assets — 100.0%		$17,253,532

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(8,421,787)
Net unrealized depreciation	$(8,421,787)
Federal income tax cost	$16,512,677

Swap Agreementsa

UltraShort Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,973,535)	11/7/2022	Bank of America NA	0.20%	Dow Jones U.S. Oil & GasSM Index	(2,034,253)
(1,264,656)	1/6/2022	Bank of America NA	0.90%	iShares® U.S. Energy ETF	(960,555)
(6,238,191)					(2,994,808)	—	2,994,808	—
(740,301)	1/6/2022	Goldman Sachs International	(0.21)%	Dow Jones U.S. Oil & GasSM Index	(160,093)	—	160,093	—
(4,222,934)	11/7/2022	Morgan Stanley & Co. International plc	0.66%	Dow Jones U.S. Oil & GasSM Index	(285,974)
(1,240,878)	11/7/2022	Morgan Stanley & Co. International plc	0.45%	iShares® U.S. Energy ETF	(276,832)
(5,463,812)					(562,806)	—	562,806	—
(10,668,918)	11/7/2022	Societe Generale	0.05%	Dow Jones U.S. Oil & GasSM Index	(769,378)	—	769,378	—
(11,380,894)	12/6/2021	UBS AG	0.05%	Dow Jones U.S. Oil & GasSM Index	(3,934,702)	—	3,934,702	—
(34,492,116)					(8,421,787)
				Total Unrealized Depreciation	(8,421,787)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

168 :: DUG ULTRASHORT OIL & GAS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT OIL & GAS DUG :: 169

Investments	Principal Amount	Value
Short-Term Investments — 123.5%
Repurchase Agreements (a) — 26.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $58,742,138 (Cost $58,742,129)	$58,742,129	$58,742,129
U.S. Treasury Obligations (b) — 97.0%
U.S. Treasury Bills
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.05%, 7/29/2021 (c)	25,000,000	24,999,798
0.01%, 10/21/2021 (c)	25,000,000	24,998,766
0.04%, 11/4/2021 (c)	20,000,000	19,998,700
0.03%, 11/12/2021 (c)	25,000,000	24,998,292
0.02%, 12/2/2021 (c)	20,000,000	19,997,956
0.04%, 3/24/2022 (c)	25,000,000	24,995,375
0.04%, 4/21/2022 (c)	25,000,000	24,993,738
Total U.S. Treasury Obligations (Cost $214,968,087)		214,982,368
Total Short-Term Investments (Cost $273,710,216)		273,724,497
Total Investments — 123.5% (Cost $273,710,216)		273,724,497
Liabilities in excess of other assets — (23.5%)		(52,021,073)
Net Assets — 100.0%		$221,703,424

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $68,312,030.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$162,148
Aggregate gross unrealized depreciation	(43,591,400)
Net unrealized depreciation	$(43,429,252)
Federal income tax cost	$273,710,216

Futures Contracts Sold

UltraShort QQQ had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	75	6/18/2021	USD	$20,529,750	$146,912

See accompanying notes to the financial statements.

170 :: QID ULTRASHORT QQQ :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(60,111,152)	12/6/2021	Bank of America NA	(0.15)%	NASDAQ-100 Index®	(12,238,318)	12,238,318	—	—
(61,411,370)	11/7/2022	BNP Paribas SA	(0.30)%	NASDAQ-100 Index®	(7,841,923)	7,723,923	118,000	—
(84,308,902)	11/7/2022	Citibank NA	(0.37)%	NASDAQ-100 Index®	(4,922,276)	4,922,276	—	—
(61,110,267)	11/7/2022	Goldman Sachs International	(0.36)%	NASDAQ-100 Index®	(817,276)	817,276	—	—
(85,540,688)	11/8/2021	J.P. Morgan Securities	(0.21)%	NASDAQ-100 Index®	(1,256,832)	45,832	1,211,000	—
(23,376,559)	11/7/2022	Morgan Stanley & Co. International plc	0.10%	NASDAQ-100 Index®	(1,889,568)	1,817,485	—	(72,083)
(46,287,777)	1/6/2022	Societe Generale	(0.55)%	NASDAQ-100 Index®	(4,850,994)	3,900,993	950,001	—
(776,559)	11/8/2021	UBS AG	(0.25)%	NASDAQ-100 Index®	(9,773,258)	9,773,258	—	—
(422,923,274)					(43,590,445)
				Total Unrealized Depreciation	(43,590,445)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT QQQ QID :: 171

Investments	Principal Amount	Value
Short-Term Investments — 100.5%
Repurchase Agreements (a) — 100.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $16,506,206 (Cost $16,506,203)	$16,506,203	$16,506,203
Total Investments — 100.5% (Cost $16,506,203)		16,506,203
Liabilities in excess of other assets — (0.5%)		(79,609)
Net Assets — 100.0%		$16,426,594

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(17,220,940)
Net unrealized depreciation	$(17,220,940)
Federal income tax cost	$16,506,203

Swap Agreementsa

UltraShort Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(5,358,437)	12/6/2021	Bank of America NA	(0.45)%	Dow Jones U.S. Real EstateSM Index	(2,140,830)
(3,350,106)	1/6/2022	Bank of America NA	0.90%	iShares® U.S. Real Estate ETF	(862,980)
(8,708,543)					(3,003,810)	—	3,003,810	—
(1,310,196)	11/8/2021	BNP Paribas SA	(0.25)%	Dow Jones U.S. Real EstateSM Index	(1,131,272)	—	1,131,272	—
(45,341)	1/6/2022	Goldman Sachs International	(0.21)%	Dow Jones U.S. Real EstateSM Index	(7,107)	—	7,107	—
(7,391,352)	1/6/2022	Morgan Stanley & Co. International plc	0.44%	Dow Jones U.S. Real EstateSM Index	(1,178,831)
(1,539,579)	1/6/2022	Morgan Stanley & Co. International plc	0.40%	iShares® U.S. Real Estate ETF	(335,774)
(8,930,931)					(1,514,605)	—	1,446,000	(68,605)
(2,951,850)	1/6/2022	Societe Generale	(0.10)%	Dow Jones U.S. Real EstateSM Index	(836,634)	—	684,001	(152,633)
(10,817,327)	11/8/2021	UBS AG	0.15%	Dow Jones U.S. Real EstateSM Index	(10,727,512)	—	10,464,000	(263,512)
(32,764,188)					(17,220,940)
				Total Unrealized Depreciation	(17,220,940)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

172 :: SRS ULTRASHORT REAL ESTATE :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT REAL ESTATE SRS :: 173

Investments	Principal Amount	Value
Short-Term Investments — 109.5%
Repurchase Agreements (a) — 96.9%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $71,475,623 (Cost $71,475,611)	$71,475,611	$71,475,611
U.S. Treasury Obligations (b) — 12.6%
U.S. Treasury Bills
0.12%, 7/15/2021 (c) (Cost $9,326,672)	9,328,000	9,327,943
Total Short-Term Investments (Cost $80,802,283)		80,803,554
Total Investments — 109.5% (Cost $80,802,283)		80,803,554
Liabilities in excess of other assets — (9.5%)		(7,034,037)
Net Assets — 100.0%		$73,769,517

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $9,327,825.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,271
Aggregate gross unrealized depreciation	(29,860,661)
Net unrealized depreciation	$(29,859,390)
Federal income tax cost	$80,802,283

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	72	6/18/2021	USD	$8,166,960	$(34,422)

See accompanying notes to the financial statements.

174 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(11,598,975)	11/7/2022	Bank of America NA	0.10%	Russell 2000® Index	(3,147,278)	1,099,980	2,034,000	(13,298)
(26,862,336)	11/8/2021	BNP Paribas SA	0.30%	Russell 2000® Index	(4,442,926)	54,926	4,388,000	—
(12,211,597)	11/7/2022	Citibank NA	0.13%	Russell 2000® Index	(3,491,345)	—	3,491,345	—
(1,674,500)	11/8/2021	Goldman Sachs International	0.19%	Russell 2000® Index	(139,714)	103,714	36,000	—
(33,873,453)	11/7/2022	Morgan Stanley & Co. International plc	0.76%	Russell 2000® Index	(2,842,770)
(13,977,453)	11/7/2022	Morgan Stanley & Co. International plc	0.50%	iShares® Russell 2000 ETF	(1,739,341)
(47,850,906)					(4,582,111)	363,110	4,219,001	—
(21,673,201)	1/6/2022	Societe Generale	0.30%	Russell 2000® Index	(5,225,583)	298,993	4,900,000	(26,590)
(17,511,581)	11/8/2021	UBS AG	0.40%	Russell 2000® Index	(8,797,282)	5,783,282	3,014,000	—
(139,383,096)					(29,826,239)
				Total Unrealized Depreciation	(29,826,239)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT RUSSELL2000 TWM :: 175

Investments	Principal Amount	Value
Short-Term Investments — 134.5%
Repurchase Agreements (a) — 34.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $198,467,099 (Cost $198,467,068)	$198,467,068	$198,467,068
U.S. Treasury Obligations (b) — 100.4%
U.S. Treasury Bills
0.11%, 6/17/2021 (c)	50,000,000	50,000,055
0.03%, 7/1/2021 (c)	25,000,000	24,999,896
0.01%, 7/8/2021 (c)	20,000,000	19,999,897
0.12%, 7/15/2021 (c)	25,000,000	24,999,847
0.05%, 7/29/2021 (c)	25,000,000	24,999,799
0.01%, 8/5/2021 (c)	30,000,000	29,999,594
0.05%, 8/12/2021 (c)	50,000,000	49,999,125
0.03%, 9/23/2021 (c)	25,000,000	24,999,208
0.04%, 9/30/2021 (c)	25,000,000	24,998,950
0.05%, 10/7/2021 (c)	25,000,000	24,999,000
0.01%, 10/21/2021 (c)	25,000,000	24,998,767
0.03%, 11/4/2021 (c)	80,000,000	79,994,800
0.03%, 11/12/2021 (c)	25,000,000	24,998,292
0.02%, 12/2/2021 (c)	30,000,000	29,996,933
0.02%, 12/30/2021 (c)	25,000,000	24,996,688
0.05%, 1/27/2022 (c)	20,000,000	19,997,333
0.05%, 2/24/2022 (c)	20,000,000	19,997,208
0.04%, 3/24/2022 (c)	35,000,000	34,993,525
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.04%, 4/21/2022 (c)	$25,000,000	$24,993,738
Total U.S. Treasury Obligations (Cost $584,921,459)		584,962,655
Total Short-Term Investments (Cost $783,388,527)		783,429,723
Total Investments — 134.5% (Cost $783,388,527)		783,429,723
Liabilities in excess of other assets — (34.5%)		(200,781,980)
Net Assets — 100.0%		$582,647,743

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $266,479,572.

(c)  The rate shown was the current yield as of May 31, 2021.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,407
Aggregate gross unrealized depreciation	(215,821,758)
Net unrealized depreciation	$(215,779,351)
Federal income tax cost	$783,388,527

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	140	6/18/2021	USD	$29,416,800	$(723,226)

See accompanying notes to the financial statements.

176 :: SDS ULTRASHORT S&P500® :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(136,768,107)	12/6/2021	Bank of America NA	(0.15)%	S&P 500®	(32,816,725)	32,816,725	—	—
(147,522,220)	11/8/2021	BNP Paribas SA	(0.35)%	S&P 500®	(34,825,622)	34,825,622	—	—
(152,424,212)	11/7/2022	Citibank NA	(0.37)%	S&P 500®	(14,363,297)	5,817,297	8,546,000	—
(200,237,555)	11/7/2022	Goldman Sachs International	(0.41)%	S&P 500®	(16,417,523)	16,417,523	—	—
(72,596,571)	11/7/2022	J.P. Morgan Securities	(0.21)%	S&P 500®	(5,114,150)	4,795,150	319,000	—
(33,788,432)	11/8/2021	Morgan Stanley & Co. International plc	0.39%	S&P 500®	(8,367,116)	7,352,750	983,000	(31,366)
(308,552,245)	1/6/2022	Societe Generale	(0.15)%	S&P 500®	(37,647,362)	37,647,362	—	—
(84,072,362)	11/8/2021	UBS AG	(0.25)%	S&P 500®	(65,545,526)	65,545,526	—	—
(1,135,961,704)					(215,097,321)
				Total Unrealized Depreciation	(215,097,321)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT S&P500® SDS :: 177

Investments	Principal Amount	Value
Short-Term Investments — 104.0%
Repurchase Agreements (a) — 104.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,842,338 (Cost $2,842,337)	$2,842,337	$2,842,337
Total Investments — 104.0% (Cost $2,842,337)		2,842,337
Liabilities in excess of other assets — (4.0%)		(108,468)
Net Assets — 100.0%		$2,733,869

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,454,673)
Net unrealized depreciation	$(1,454,673)
Federal income tax cost	$2,842,337

Swap Agreementsa

UltraShort Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(169,237)	1/6/2022	Bank of America NA	0.00%	Dow Jones U.S. SemiconductorsSM Index[f]	(5,930)	—	5,930	—
(437,197)	11/8/2021	J.P. Morgan Securities	(0.26)%	Dow Jones U.S. SemiconductorsSM Index[f]	(305,945)	—	280,000	(25,945)
(1,311,590)	11/7/2022	Morgan Stanley & Co. International plc	0.00%	Dow Jones U.S. SemiconductorsSM Index[f]	(263,324)	—	263,324	—
(1,050,682)	11/22/2021	Societe Generale	(0.05)%	Dow Jones U.S. SemiconductorsSM Index[f]	(813,470)	—	560,000	(253,470)
(2,510,355)	11/7/2022	UBS AG	(0.20)%	Dow Jones U.S. SemiconductorsSM Index[f]	(66,004)	—	66,004	—
(5,479,061)					(1,454,673)
				Total Unrealized Depreciation	(1,454,673)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Semiconductors for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

178 :: SSG ULTRASHORT SEMICONDUCTORS :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 111.8%
Repurchase Agreements (a) — 111.8%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,307,467 (Cost $2,307,467)	$2,307,467	$2,307,467
Total Investments — 111.8% (Cost $2,307,467)		2,307,467
Liabilities in excess of other assets — (11.8%)		(243,282)
Net Assets — 100.0%		$2,064,185

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,053,404)
Net unrealized depreciation	$(1,053,404)
Federal income tax cost	$2,307,467

Swap Agreementsa

UltraShort SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(989,169)	11/7/2022	Bank of America NA	(0.02)%	S&P SmallCap 600®	(139,982)	—	110,000	(29,982)
(563,867)	11/7/2022	Morgan Stanley & Co. International plc	0.60%	S&P SmallCap 600®	(270,911)	—	213,000	(57,911)
(1,686,114)	11/7/2022	Societe Generale	0.30%	S&P SmallCap 600®	(183,277)	—	22,000	(161,277)
(889,017)	12/6/2021	UBS AG	0.05%	S&P SmallCap 600®	(459,234)	—	459,234	—
(4,128,167)					(1,053,404)
				Total Unrealized Depreciation	(1,053,404)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT SMALLCAP600 SDD :: 179

Investments	Principal Amount	Value
Short-Term Investments — 109.4%
Repurchase Agreements (a) — 109.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $5,321,506 (Cost $5,321,505)	$5,321,505	$5,321,505
Total Investments — 109.4% (Cost $5,321,505)		5,321,505
Liabilities in excess of other assets — (9.4%)		(455,687)
Net Assets — 100.0%		$4,865,818

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,364,010)
Net unrealized depreciation	$(2,364,010)
Federal income tax cost	$5,321,505

Swap Agreementsa

UltraShort Technology had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,253,399)	1/6/2022	Bank of America NA	(0.05)%	Dow Jones U.S. TechnologySM Index[f]	(231,232)	—	180,000	(51,232)
(1,210,724)	1/6/2022	BNP Paribas SA	(0.25)%	Dow Jones U.S. TechnologySM Index[f]	(53,392)	—	53,392	—
(1,676,681)	11/8/2021	Goldman Sachs International	(0.01)%	Dow Jones U.S. TechnologySM Index[f]	(997,629)	—	910,000	(87,629)
(1,733,971)	11/8/2021	J.P. Morgan Securities	(0.26)%	Dow Jones U.S. TechnologySM Index[f]	(355,442)	—	340,000	(15,442)
(213,882)	11/7/2022	Morgan Stanley & Co. International plc	(0.20)%	Dow Jones U.S. TechnologySM Index[f]	(23,803)	—	10,000	(13,803)
(870,805)	11/22/2021	Societe Generale	0.05%	Dow Jones U.S. TechnologySM Index[f]	(219,695)	—	22,000	(197,695)
(1,756,887)	12/6/2021	UBS AG	0.05%	Dow Jones U.S. TechnologySM Index[f]	(482,817)	—	367,200	(115,617)
(9,716,349)					(2,364,010)
				Total Unrealized Depreciation	(2,364,010)
See accompanying notes to the financial statements.

180 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Technology for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2021 :: ULTRASHORT TECHNOLOGY REW :: 181

Investments	Principal Amount	Value
Short-Term Investments — 99.6%
Repurchase Agreements (a) — 99.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,337,379 (Cost $2,337,377)	$2,337,377	$2,337,377
Total Investments — 99.6% (Cost $2,337,377)		2,337,377
Other assets less liabilities — 0.4%		9,812
Net Assets — 100.0%		$2,347,189

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,250,808)
Net unrealized depreciation	$(1,250,808)
Federal income tax cost	$2,337,377

Swap Agreementsa

UltraShort Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,000,632)	1/6/2022	Bank of America NA	0.10%	Dow Jones U.S. UtilitiesSM Index[f]	(24,717)	—	24,717	—
(239,869)	11/7/2022	Morgan Stanley & Co. International plc	0.05%	Dow Jones U.S. UtilitiesSM Index[f]	(10,893)	—	10,893	—
(1,085,519)	11/8/2021	Societe Generale	0.05%	Dow Jones U.S. UtilitiesSM Index[f]	(108,480)	—	12,000	(96,480)
(2,371,679)	11/8/2021	UBS AG	0.15%	Dow Jones U.S. UtilitiesSM Index[f]	(1,106,718)	—	1,106,718	—
(4,697,699)					(1,250,808)
				Total Unrealized Depreciation	(1,250,808)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Utilities for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

182 :: SDP ULTRASHORT UTILITIES :: MAY 31, 2021 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 183

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$90,834,362	$595,851,549	$1,064,787	$264,921,091	$9,526,827	$2,247,805
Securities, at value(a)	—	419,972,811	—	194,986,764	—	—
Repurchase Agreements, at value	90,834,362	175,904,007	1,064,787	69,943,797	9,526,827	2,247,805
Segregated cash balances with brokers for futures contracts	1,678	107,800	—	693,000	—	—
Segregated cash balances with custodian for swap agreements	2,547,000	517,000	205,000	7,340,356	4,324,000	1,533,000
Receivable for capital shares issued	—	10,568,936	—	3,412,218	—	—
Receivable from Advisor	—	—	4,948	—	—	2,239
Unrealized appreciation on non- exchange traded swap agreements	—	—	—	—	—	22,429
Prepaid expenses	2,976	6,437	2,257	4,424	2,348	2,276
Total Assets	93,386,016	607,076,991	1,276,992	276,380,559	13,853,175	3,807,749
LIABILITIES:
Cash overdraft	—	—	1	—	—	—
Payable for capital shares redeemed	2,482,327	—	—	1,706,109	—	—
Advisory fees payable	58,622	371,563	—	183,074	3,571	—
Management Services fees payable	7,927	49,541	—	20,219	880	—
Custodian fees payable	887	5,256	39	4,709	263	66
Administration fees payable	14,986	34,207	9,659	23,728	9,659	9,659
Trustee fees payable	313	2,394	6	1,535	70	21
Compliance services fees payable	470	3,161	11	2,848	158	42
Listing, Data and related fees payable	2,257	18,629	149	38,187	1,509	1,496
Professional fees payable	12,168	14,799	11,892	15,213	12,068	11,932
Payable for variation margin on futures contracts	156	9,626	—	64,105	—	—
Unrealized depreciation on non- exchange traded swap agreements	823,889	8,988,919	271,469	41,460,470	3,967,458	948,078
Other liabilities	4,629	25,889	666	36,622	2,812	1,105
Total Liabilities	3,408,631	9,523,984	293,892	43,556,819	3,998,448	972,399
NET ASSETS	$89,977,385	$597,553,007	$983,100	$232,823,740	$9,854,727	$2,835,350
NET ASSETS CONSIST OF:
Paid in Capital	$103,507,675	$1,248,267,904	$9,302,539	$760,034,736	$105,566,887	$16,099,719
Distributable earnings (loss)	(13,530,290)	(650,714,897)	(8,319,439)	(527,210,996)	(95,712,160)	(13,264,369)
NET ASSETS	$89,977,385	$597,553,007	$983,100	$232,823,740	$9,854,727	$2,835,350
Shares (unlimited number of shares authorized, no par value)	3,625,000	33,950,000	100,000	6,823,755	774,851	200,000
Net Asset Value	$24.82	$17.60	$9.83	$34.12	$12.72	$14.18
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

184 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$38,417,514	$11,871,853	$9,286,342	$18,783,388	$3,116,040	$657,762,230
Securities, at value(a)	—	—	—	—	—	459,967,419
Repurchase Agreements, at value	38,417,514	11,871,853	9,286,342	18,783,388	3,116,040	197,810,440
Cash	—	1	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	44,550	—	—	—	3,484,800
Segregated cash balances with custodian for swap agreements	11,885,000	3,918,000	2,443,000	3,584,006	705,227	2,280,034
Due from counterparty	—	4,618	—	—	—	—
Receivable from Advisor	—	—	—	—	3,040	—
Unrealized appreciation on non- exchange traded swap agreements	8,668,355	—	—	—	3,717	—
Prepaid expenses	2,756	5,164	2,799	3,442	2,276	9,229
Total Assets	58,973,625	15,844,186	11,732,141	22,370,836	3,830,300	663,551,922
LIABILITIES:
Cash overdraft	—	—	—	—	1	—
Payable for capital shares redeemed	—	—	—	—	—	21,852,951
Advisory fees payable	42,133	5,558	7,721	18,355	—	351,464
Management Services fees payable	4,667	1,065	825	1,778	—	50,738
Custodian fees payable	854	762	213	397	68	7,843
Administration fees payable	12,381	9,730	9,457	9,280	9,659	35,170
Trustee fees payable	337	89	64	121	16	3,007
Compliance services fees payable	652	182	183	331	37	5,088
Listing, Data and related fees payable	26,405	—	—	—	376	96,458
Professional fees payable	12,737	12,066	12,098	12,361	11,907	17,463
Payable for variation margin on futures contracts	—	721	—	—	—	83,155
Unrealized depreciation on non- exchange traded swap agreements	4,179,211	3,807,642	2,148,578	1,574,695	732,193	45,491,876
Other liabilities	9,569	2,853	4,393	6,618	929	28,371
Total Liabilities	4,288,946	3,840,668	2,183,532	1,623,936	755,186	68,023,584
NET ASSETS	$54,684,679	$12,003,518	$9,548,609	$20,746,900	$3,075,114	$595,528,338
NET ASSETS CONSIST OF:
Paid in Capital	$128,385,071	$67,065,833	$141,403,034	$219,423,198	$8,698,362	$1,502,562,109
Distributable earnings (loss)	(73,700,392)	(55,062,315)	(131,854,425)	(198,676,298)	(5,623,248)	(907,033,771)
NET ASSETS	$54,684,679	$12,003,518	$9,548,609	$20,746,900	$3,075,114	$595,528,338
Shares (unlimited number of shares authorized, no par value)	3,000,000	493,667	525,000	1,750,000	175,000	45,062,500
Net Asset Value	$18.23	$24.32	$18.19	$11.86	$17.57	$13.22
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 185

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury
ASSETS:
Securities and Repurchase Agreements, at cost	$7,867,287	$301,498,964	$1,700,312,178	$4,774,852	$18,679,212	$29,836,061
Securities, at value(a)	—	114,995,349	1,434,929,868	—	16,648,883	9,977,664
Repurchase Agreements, at value	7,867,287	186,511,712	265,491,257	4,774,852	2,140,197	17,845,051
Cash	1	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	1,623,050	5,215,100	—	3,355	23,100
Segregated cash balances with custodian for swap agreements	1,995,650	3,533,230	3,301,199	1,037,092	249,335	780,924
Dividends and interest receivable	—	—	—	—	48,808	40,888
Receivable for security lending income	—	—	—	—	195	32
Receivable for investments sold	—	—	—	—	1,245,653	109,730
Receivable for capital shares issued	—	5,345,853	—	—	—	—
Receivable from Advisor	—	—	—	249	—	—
Receivable for variation margin on futures contracts	—	27,249	—	—	312	2,062
Unrealized appreciation on non- exchange traded swap agreements	—	—	—	—	159,076	631,045
Prepaid expenses	2,325	4,300	20,840	3,916	2,407	2,443
Total Assets	9,865,263	312,040,743	1,708,958,264	5,816,109	20,498,221	29,412,939
LIABILITIES:
Cash overdraft	—	—	—	—	15,928	6,407
Payable for investments purchased	—	—	—	—	860,633	185,130
Payable for capital shares redeemed	—	9,632,848	36,281,022	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	1,113,578	376,445
Advisory fees payable	5,561	196,235	902,471	—	5,955	7,131
Management Services fees payable	706	23,196	120,329	—	1,781	1,981
Custodian fees payable	194	4,270	24,231	120	1,030	1,711
Administration fees payable	9,659	24,028	51,962	9,659	19,146	19,024
Trustee fees payable	54	1,392	8,846	31	130	172
Compliance services fees payable	136	2,911	18,388	76	245	372
Listing, Data and related fees payable	1,181	42,184	—	—	1,450	1,840
Professional fees payable	12,016	15,162	34,000	11,954	12,180	12,351
Payable for variation margin on futures contracts	—	—	73,270	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	2,181,166	28,654,570	266,654,872	1,130,928	—	—
Other liabilities	3,014	31,905	68,563	1,515	2,415	2,956
Total Liabilities	2,213,687	38,628,701	304,237,954	1,154,283	2,034,471	615,520
NET ASSETS	$7,651,576	$273,412,042	$1,404,720,310	$4,661,826	$18,463,750	$28,797,419
NET ASSETS CONSIST OF:
Paid in Capital	$44,334,834	$1,055,010,050	$5,490,624,214	$45,670,229	$145,992,711	$34,849,326
Distributable earnings (loss)	(36,683,258)	(781,598,008)	(4,085,903,904)	(41,008,403)	(127,528,961)	(6,051,907)
NET ASSETS	$7,651,576	$273,412,042	$1,404,720,310	$4,661,826	$18,463,750	$28,797,419
Shares (unlimited number of shares authorized, no par value)	800,000	12,766,642	89,080,826	268,681	275,000	600,000
Net Asset Value	$9.56	$21.42	$15.77	$17.35	$67.14	$48.00
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$4,987,840	$788,526

See accompanying notes to the financial statements.

186 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra Basic Materials	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials	Ultra FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$77,366,103	$9,272,843	$24,783,882	$389,092,163	$588,675,045	$13,830,879
Securities, at value(a)	84,648,188	9,247,495	23,486,499	370,084,310	569,973,012	—
Repurchase Agreements, at value	2,777,814	973,124	2,375,280	40,771,624	161,844,317	13,830,879
Cash	—	—	—	38,851	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	1,692,900	—	—
Segregated cash balances with custodian for swap agreements	2,792,886	144,549	999,839	3,561,382	3,087,015	11,616,675
Dividends and interest receivable	101,232	6,079	14,069	986,604	459,631	—
Receivable for security lending income	—	18	34	—	532	—
Receivable for investments sold	—	—	—	3,577,677	22,104,074	—
Due from counterparty	98,302	2,280	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	127,522	—	—
Unrealized appreciation on non- exchange traded swap agreements	14,167,581	3,151,436	5,193,154	81,592,796	190,755,715	6,251,186
Prepaid expenses	2,704	2,354	2,477	5,917	8,554	2,545
Total Assets	104,588,707	13,527,335	32,071,352	502,439,583	948,232,850	31,701,285
LIABILITIES:
Cash overdraft	1	—	—	—	1,019,233	—
Payable for capital shares redeemed	—	—	—	3,593,605	22,206,795	—
Payable for cash collateral received from securities loaned	—	25,738	26,536	—	377,197	—
Advisory fees payable	53,566	836	7,470	322,869	597,436	11,234
Management Services fees payable	7,923	1,150	2,771	41,387	77,199	2,308
Custodian fees payable	1,168	2,179	3,239	8,459	16,984	534
Administration fees payable	23,559	18,793	18,793	44,245	54,007	9,858
Trustee fees payable	288	71	157	2,306	3,990	217
Compliance services fees payable	430	107	257	3,727	5,893	285
Listing, Data and related fees payable	8,930	1,878	4,204	62,561	110,663	14,884
Professional fees payable	12,316	12,354	20,008	20,172	19,809	13,817
Unrealized depreciation on non- exchange traded swap agreements	—	—	363,880	—	—	3,554,618
Due to counterparty	—	15	—	—	—	—
Other liabilities	3,921	1,058	1,975	19,830	26,765	2,599
Total Liabilities	112,102	64,179	449,290	4,119,161	24,515,971	3,610,354
NET ASSETS	$104,476,605	$13,463,156	$31,622,062	$498,320,422	$923,716,879	$28,090,931
NET ASSETS CONSIST OF:
Paid in Capital	$85,059,807	$7,998,882	$16,990,816	$354,540,898	$485,371,920	$29,831,228
Distributable earnings (loss)	19,416,798	5,464,274	14,631,246	143,779,524	438,344,959	(1,740,297)
NET ASSETS	$104,476,605	$13,463,156	$31,622,062	$498,320,422	$923,716,879	$28,090,931
Shares (unlimited number of shares authorized, no par value)	975,000	150,000	325,000	6,900,000	14,507,750	400,000
Net Asset Value	$107.16	$89.75	$97.30	$72.22	$63.67	$70.23
(a) Includes securities on loan valued at:	$—	$29,944	$174,952	$—	$3,646,744	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 187

	Ultra FTSE Europe	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra MidCap400	Ultra MSCI Brazil Capped
ASSETS:
Securities and Repurchase Agreements, at cost	$3,269,278	$98,037,023	$22,055,102	$26,901,078	$134,473,121	$4,140,557
Securities, at value(a)	—	95,821,856	—	29,369,854	158,419,785	—
Repurchase Agreements, at value	3,269,278	14,873,908	22,055,102	1,922,862	2,443,724	4,140,557
Cash	—	—	—	1,671	8,717	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	519,750	—
Segregated cash balances with custodian for swap agreements	786,198	4,965,857	5,162,000	4,594,400	128,972	1,562,394
Dividends and interest receivable	—	133,754	—	49,721	130,158	—
Receivable for security lending income	—	204	—	82	224	—
Receivable from Advisor	5,263	—	—	—	—	871
Receivable for variation margin on futures contracts	—	—	—	—	38,476	—
Unrealized appreciation on non- exchange traded swap agreements	1,261,883	14,786,881	1,250,865	5,211,699	28,229,914	1,577,585
Prepaid expenses	2,284	3,231	2,435	2,492	6,501	2,706
Total Assets	5,324,906	130,585,691	28,470,402	41,152,781	189,926,221	7,284,113
LIABILITIES:
Cash overdraft	—	—	1	—	—	—
Payable for investments purchased	—	13,589	—	—	23,292	—
Payable for cash collateral received from securities loaned	—	498	—	7,901	517,177	—
Advisory fees payable	—	82,729	2,310	10,463	109,142	—
Management Services fees payable	—	11,137	2,173	3,323	15,934	—
Custodian fees payable	90	2,989	292	2,308	24,304	108
Administration fees payable	9,659	28,800	18,793	18,801	32,288	9,659
Trustee fees payable	24	667	125	154	962	40
Compliance services fees payable	41	1,063	151	250	1,416	62
Listing, Data and related fees payable	568	17,843	6,974	4,365	—	—
Professional fees payable	23,023	14,840	23,991	30,474	30,298	15,151
Unrealized depreciation on non- exchange traded swap agreements	51,260	—	—	622,373	—	118,222
Due to counterparty	—	148	—	6	—	—
Other liabilities	779	6,728	1,647	1,820	9,221	1,083
Total Liabilities	85,444	181,031	56,457	702,238	764,034	144,325
NET ASSETS	$5,239,462	$130,404,660	$28,413,945	$40,450,543	$189,162,187	$7,139,788
NET ASSETS CONSIST OF:
Paid in Capital	$4,354,519	$85,630,903	$27,401,178	$27,101,734	$264,658,697	$19,096,024
Distributable earnings (loss)	884,943	44,773,757	1,012,767	13,348,809	(75,496,510)	(11,956,236)
NET ASSETS	$5,239,462	$130,404,660	$28,413,945	$40,450,543	$189,162,187	$7,139,788
Shares (unlimited number of shares authorized, no par value)	75,000	1,475,000	375,000	1,225,000	2,875,000	191,557
Net Asset Value	$69.86	$88.41	$75.77	$33.02	$65.80	$37.27
(a) Includes securities on loan valued at:	$—	$744,762	$—	$56,224	$2,991,177	$—

See accompanying notes to the financial statements.

188 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity
ASSETS:
Securities and Repurchase Agreements, at cost	$6,025,780	$65,697,247	$1,541,199	$295,955,275	$1,667,643	$2,397,580
Securities, at value(a)	—	—	—	264,890,522	973,669	178,049
Repurchase Agreements, at value	6,025,780	65,697,247	1,541,199	10,081,256	689,915	2,216,067
Cash	—	—	—	—	3	—
Segregated cash balances with custodian for swap agreements	3,501,000	16,991,162	1,984,771	9,815,862	230,000	600,000
Dividends and interest receivable	—	—	—	153,505	957	—
Receivable for security lending income	—	—	—	5,146	—	—
Receivable for capital shares issued	—	—	—	4,226,643	—	—
Receivable from Advisor	—	—	2,483	—	5,148	3,198
Reclaims receivable	—	—	—	7,796	—	—
Unrealized appreciation on non- exchange traded swap agreements	3,749,208	10,321,041	2,490,505	12,822,659	176,964	31,991
Prepaid expenses	2,835	6,410	2,743	1,620	16	21
Total Assets	13,278,823	93,015,860	6,021,701	302,005,009	2,076,672	3,029,326
LIABILITIES:
Cash overdraft	—	—	1	294,995	—	—
Payable for investments purchased	—	—	—	4,165,625	—	—
Payable for cash collateral received from securities loaned	—	—	—	8,800,250	—	—
Advisory fees payable	4,069	49,997	—	131,554	—	—
Management Services fees payable	1,193	7,687	—	20,840	—	—
Custodian fees payable	182	977	96	20,820	909	52
Administration fees payable	9,659	14,538	9,766	34,541	3,719	3,899
Trustee fees payable	75	443	36	1,260	13	14
Compliance services fees payable	104	530	48	1,903	9	12
Listing, Data and related fees payable	—	—	—	40,470	6,696	6,717
Professional fees payable	11,973	23,541	16,433	21,087	10,443	10,444
Unrealized depreciation on non- exchange traded swap agreements	42,322	308,648	97,375	1,068,013	95,247	192,389
Other liabilities	1,042	4,499	835	15,357	634	674
Total Liabilities	70,619	410,860	124,590	14,616,715	117,670	214,201
NET ASSETS	$13,208,204	$92,605,000	$5,897,111	$287,388,294	$1,959,002	$2,815,125
NET ASSETS CONSIST OF:
Paid in Capital	$16,168,666	$85,784,205	$2,996,569	$348,614,474	$1,742,731	$2,988,757
Distributable earnings (loss)	(2,960,462)	6,820,795	2,900,542	(61,226,180)	216,271	(173,632)
NET ASSETS	$13,208,204	$92,605,000	$5,897,111	$287,388,294	$1,959,002	$2,815,125
Shares (unlimited number of shares authorized, no par value)	250,000	875,000	125,000	3,400,000	50,001	75,001
Net Asset Value	$52.83	$105.83	$47.18	$84.53	$39.18	$37.53
(a) Includes securities on loan valued at:	$—	$—	$—	$16,179,702	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 189

	Ultra Oil & Gas	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors
ASSETS:
Securities and Repurchase Agreements, at cost	$140,728,700	$3,294,150,805	$94,557,139	$635,640,536	$2,965,298,636	$194,603,897
Securities, at value(a)	155,729,630	3,728,245,477	82,297,608	589,472,450	3,141,376,364	195,092,372
Repurchase Agreements, at value	11,850,127	38,844,098	13,764,892	62,913,517	51,426,929	22,859,862
Cash	—	—	—	—	—	56,284
Segregated cash balances with brokers for futures contracts	—	13,393,600	—	4,275,700	14,302,200	—
Segregated cash balances with custodian for swap agreements	383,860	46,011,414	5,668,109	866,351	17,626,954	640,341
Dividends and interest receivable	1,162,901	2,422,773	39,398	317,983	4,084,946	204,495
Receivable for security lending income	8	1,301	249	13,841	1,172	29
Receivable for investments sold	—	34,940,087	—	75,706	11,422,193	—
Due from counterparty	114,383	—	—	—	—	—
Receivable for capital shares issued	—	19,088,283	—	392	11,404,205	—
Receivable for variation margin on futures contracts	—	319,622	—	—	200,937	—
Unrealized appreciation on non- exchange traded swap agreements	44,343,555	472,572,591	20,361,309	102,522,377	604,315,645	37,644,883
Prepaid expenses	3,685	36,813	3,049	8,132	34,478	4,138
Total Assets	213,588,149	4,355,876,059	122,134,614	760,466,449	3,856,196,023	256,502,404
LIABILITIES:
Cash overdraft	—	688,011	—	100,558	2,106,051	—
Payable for investments purchased	—	19,949,748	—	—	11,546,800	—
Payable for capital shares redeemed	—	34,845,653	—	392	11,426,077	—
Payable for cash collateral received from securities loaned	51,117	1,910,974	—	16,968,200	519,691	—
Advisory fees payable	138,163	2,587,148	71,099	120,223	2,427,374	135,589
Management Services fees payable	17,387	359,023	9,520	61,258	323,678	19,423
Custodian fees payable	3,604	66,043	1,658	240,436	167,359	4,376
Administration fees payable	33,403	97,429	27,320	50,917	90,392	35,081
Trustee fees payable	931	22,665	514	3,981	18,254	1,222
Compliance services fees payable	1,235	35,000	831	4,328	28,958	1,625
Listing, Data and related fees payable	25,652	713,913	13,944	115,667	—	32,616
Professional fees payable	18,266	44,522	14,896	17,214	42,139	13,294
Payable for variation margin on futures contracts	—	—	—	71,753	—	—
Unrealized depreciation on non- exchange traded swap agreements	2,081,431	—	4,864,150	—	—	2,931,417
Due to counterparty	—	112	226	—	—	—
Other liabilities	10,293	35,290	6,494	22,055	43,737	10,510
Total Liabilities	2,381,482	61,355,531	5,010,652	17,776,982	28,740,510	3,185,153
NET ASSETS	$211,206,667	$4,294,520,528	$117,123,962	$742,689,467	$3,827,455,513	$253,317,251
NET ASSETS CONSIST OF:
Paid in Capital	$240,809,486	$1,977,885,030	$112,547,791	$684,974,800	$2,410,639,385	$138,490,968
Distributable earnings (loss)	(29,602,819)	2,316,635,498	4,576,171	57,714,667	1,416,816,128	114,826,283
NET ASSETS	$211,206,667	$4,294,520,528	$117,123,962	$742,689,467	$3,827,455,513	$253,317,251
Shares (unlimited number of shares authorized, no par value)	3,163,236	67,500,000	1,383,744	12,850,000	33,500,000	8,075,000
Net Asset Value	$66.77	$63.62	$84.64	$57.80	$114.25	$31.37
(a) Includes securities on loan valued at:	$50,451	$7,671,336	$214,001	$38,896,710	$12,249,249	$—

See accompanying notes to the financial statements.

190 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra SmallCap600	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$31,657,769	$500,996,392	$1,853,751	$13,182,290	$678,058,234	$32,114,922
Securities, at value(a)	29,135,160	546,690,363	1,787,169	10,158,798	699,980,402	28,418,549
Repurchase Agreements, at value	5,549,368	39,494,120	278,963	3,146,833	13,292,818	6,208,575
Cash	—	—	—	—	—	100,965
Segregated cash balances with brokers for futures contracts	—	—	—	—	5,836,050	178,200
Segregated cash balances with custodian for swap agreements	414,549	1,944,484	265,678	954,376	23,485,491	2,271,748
Dividends and interest receivable	18,379	448,642	1,683	40,496	1,837,687	26,974
Receivable for security lending income	125	978	1	—	—	314
Receivable for investments sold	—	2,083,023	—	—	—	802,353
Due from counterparty	—	—	—	4,463	—	—
Receivable from Advisor	—	—	7,823	2,255	—	—
Receivable for variation margin on futures contracts	—	—	—	—	564,421	17,921
Unrealized appreciation on non- exchange traded swap agreements	11,321,246	186,209,962	148,697	475,320	214,037,395	24,800,885
Prepaid expenses	4,241	8,143	2,267	2,357	9,270	4,419
Total Assets	46,443,068	776,879,715	2,492,281	14,784,898	959,043,534	62,830,903
LIABILITIES:
Cash overdraft	23	106,867	—	—	—	—
Payable for investments purchased	—	—	—	16,103	—	4,191
Payable for capital shares redeemed	—	2,085,488	—	—	—	803,429
Payable for cash collateral received from securities loaned	277,381	727,685	2,835	—	—	81,050
Advisory fees payable	7,078	498,951	—	—	618,342	30,194
Management Services fees payable	3,911	64,927	—	—	78,242	5,457
Custodian fees payable	10,944	23,986	302	341	15,953	9,536
Administration fees payable	20,058	52,067	18,793	18,793	54,800	22,228
Trustee fees payable	214	4,157	12	72	4,229	290
Compliance services fees payable	289	6,569	14	131	7,308	399
Listing, Data and related fees payable	—	108,244	323	1,833	113,171	—
Professional fees payable	12,529	22,909	13,866	29,824	24,244	12,622
Unrealized depreciation on non- exchange traded swap agreements	—	9,922,057	64,309	978,744	—	—
Due to counterparty	—	36	—	—	—	271
Other liabilities	1,768	27,074	1,161	1,666	41,704	2,046
Total Liabilities	334,195	13,651,017	101,615	1,047,507	957,993	971,713
NET ASSETS	$46,108,873	$763,228,698	$2,390,666	$13,737,391	$958,085,541	$61,859,190
NET ASSETS CONSIST OF:
Paid in Capital	$35,653,610	$279,012,763	$2,855,616	$15,535,467	$455,383,086	$25,612,971
Distributable earnings (loss)	10,455,263	484,215,935	(464,950)	(1,798,076)	502,702,455	36,246,219
NET ASSETS	$46,108,873	$763,228,698	$2,390,666	$13,737,391	$958,085,541	$61,859,190
Shares (unlimited number of shares authorized, no par value)	1,450,000	9,150,000	50,000	225,000	13,050,000	1,925,000
Net Asset Value	$31.80	$83.41	$47.81	$61.06	$73.42	$32.13
(a) Includes securities on loan valued at:	$565,914	$1,500,550	$3,524	$—	$—	$588,400
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 191

	UltraPro QQQ	UltraPro Russell2000	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$8,641,616,880	$249,262,569	$1,635,152,334	$85,513,458	$542,504,831	$4,222,173
Securities, at value(a)	8,673,909,222	220,850,360	1,403,332,515	—	384,968,459	—
Repurchase Agreements, at value	236,265,761	13,532,197	310,561,536	85,513,458	157,562,279	4,222,173
Cash	352,403	74,387	—	750,000	—	—
Segregated cash balances with brokers for futures contracts	53,565,600	3,785,925	8,131,200	26,950	2,435,400	14,850
Segregated cash balances with custodian for swap agreements	36,951,254	3,667,363	116,575,216	8,481,000	33,799,000	4,148,650
Dividends and interest receivable	5,516,428	128,747	1,704,478	—	—	—
Receivable for security lending income	4,275	5,430	425	—	—	—
Receivable for investments sold	117,294,753	16,388,931	26,521,772	—	—	—
Due from counterparty	—	192	—	—	—	—
Receivable for capital shares issued	5,083,970	—	42,432,949	—	—	—
Receivable from Advisor	—	60,384	—	—	—	19
Receivable for variation margin on futures contracts	8,967,714	306,736	991,294	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	3,179,976,176	175,537,269	759,097,128	—	—	—
Prepaid expenses	100,001	5,947	19,005	2,912	7,356	4,016
Total Assets	12,317,987,557	434,343,868	2,669,367,518	94,774,320	578,772,494	8,389,708
LIABILITIES:
Cash overdraft	—	—	272,670	—	—	1
Payable for investments purchased	—	—	168,435,954	—	—	—
Payable for capital shares redeemed	117,469,867	16,728,625	26,564,021	—	3,313,429	—
Payable for cash collateral received from securities loaned	4,113,096	5,495,468	79,146	—	—	—
Advisory fees payable	7,026,704	—	1,500,552	51,137	278,148	—
Management Services fees payable	979,117	—	200,072	7,205	31,535	—
Custodian fees payable	175,498	292,077	130,074	1,166	7,129	545
Administration fees payable	186,946	43,544	72,528	14,445	29,389	9,659
Trustee fees payable	60,780	2,381	10,925	331	2,405	29
Compliance services fees payable	92,857	3,083	17,279	423	4,271	79
Listing, Data and related fees payable	1,940,288	67,724	—	2,478	60,370	—
Professional fees payable	95,153	20,173	29,407	12,242	16,679	11,954
Payable for variation margin on futures contracts	—	—	—	2,409	348,845	241
Unrealized depreciation on non- exchange traded swap agreements	123,862,449	1,159,258	76,122,097	5,077,985	215,276,423	4,363,199
Due to counterparty	—	—	27	—	—	—
Other liabilities	106,952	11,265	29,916	3,764	57,504	2,196
Total Liabilities	256,109,707	23,823,598	273,464,668	5,173,585	219,426,127	4,387,903
NET ASSETS	$12,061,877,850	$410,520,270	$2,395,902,850	$89,600,735	$359,346,367	$4,001,805
NET ASSETS CONSIST OF:
Paid in Capital	$4,991,936,649	$113,457,614	$1,150,802,821	$220,873,127	$1,889,311,638	$59,372,931
Distributable earnings (loss)	7,069,941,201	297,062,656	1,245,100,029	(131,272,392)	(1,529,965,271)	(55,371,126)
NET ASSETS	$12,061,877,850	$410,520,270	$2,395,902,850	$89,600,735	$359,346,367	$4,001,805
Shares (unlimited number of shares authorized, no par value)	117,900,000	3,700,000	22,550,000	2,143,605	10,845,991	148,946
Net Asset Value	$102.31	$110.95	$106.25	$41.80	$33.13	$26.87
(a) Includes securities on loan valued at:	$37,789,476	$13,664,514	$3,586,378	$—	$—	$—

See accompanying notes to the financial statements.

192 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro Short QQQ	UltraPro Short Russell2000	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials
ASSETS:
Securities and Repurchase Agreements, at cost	$2,070,984,274	$97,205,079	$713,618,376	$41,036,196	$1,406,736,499	$1,138,390
Securities, at value(a)	1,719,867,542	22,527,599	549,960,091	—	1,174,888,845	—
Repurchase Agreements, at value	351,283,725	74,679,568	163,708,166	41,036,196	231,937,456	1,138,390
Cash	—	—	—	—	4,120,000	—
Segregated cash balances with brokers for futures contracts	17,714,400	858,000	1,452,000	16,775	288,750	—
Segregated cash balances with custodian for swap agreements	52,676,000	70,197,001	6,988,001	1,452,766	30,347,532	1,277,160
Receivable for capital shares issued	25,536,178	—	—	1,673,713	22,622,992	320,003
Receivable from Advisor	—	—	—	—	—	3,201
Receivable for variation margin on futures contracts	—	9,600	—	—	—	—
Prepaid expenses	26,544	3,057	5,867	2,562	14,500	2,262
Total Assets	2,167,104,389	168,274,825	722,114,125	44,182,012	1,464,220,075	2,741,016
LIABILITIES:
Payable for capital shares redeemed	8,379,591	—	8,816,662	—	—	—
Advisory fees payable	1,030,328	67,061	309,707	23,873	869,594	—
Management Services fees payable	152,367	8,995	41,294	3,450	115,945	—
Custodian fees payable	21,334	2,152	9,023	793	9,741	44
Administration fees payable	53,787	15,345	33,286	10,505	49,175	9,659
Trustee fees payable	8,330	538	3,082	173	5,390	10
Compliance services fees payable	12,601	1,089	6,359	307	7,213	19
Listing, Data and related fees payable	283,070	17,162	—	1,509	41,223	245
Professional fees payable	25,677	13,017	19,513	12,248	18,628	11,908
Payable for variation margin on futures contracts	281,814	—	20,400	1,561	25,785	—
Unrealized depreciation on non- exchange traded swap agreements	397,769,842	60,538,632	236,809,092	634,920	47,903,860	982,812
Other liabilities	125,027	19,034	33,723	2,887	58,720	18,181
Total Liabilities	408,143,768	60,683,025	246,102,141	692,226	49,105,274	1,022,878
NET ASSETS	$1,758,960,621	$107,591,800	$476,011,984	$43,489,786	$1,415,114,801	$1,718,138
NET ASSETS CONSIST OF:
Paid in Capital	$6,681,752,226	$713,991,377	$4,419,001,702	$194,447,724	$6,730,229,456	$86,303,472
Distributable earnings (loss)	(4,922,791,605)	(606,399,577)	(3,942,989,718)	(150,957,938)	(5,315,114,655)	(84,585,334)
NET ASSETS	$1,758,960,621	$107,591,800	$476,011,984	$43,489,786	$1,415,114,801	$1,718,138
Shares (unlimited number of shares authorized, no par value)	158,439,085	11,141,838	24,297,347	2,600,000	69,006,929	135,178
Net Asset Value	$11.10	$9.66	$19.59	$16.73	$20.51	$12.71
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 193

	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe
ASSETS:
Securities and Repurchase Agreements, at cost	$1,194,852	$979,687	$113,274,600	$10,424,386	$14,394,096	$6,110,582
Securities, at value(a)	—	—	24,999,847	—	—	—
Repurchase Agreements, at value	1,194,852	979,687	88,278,160	10,424,386	14,394,096	6,110,582
Cash	—	—	—	—	1	—
Segregated cash balances with brokers for futures contracts	—	—	346,500	—	—	—
Segregated cash balances with custodian for swap agreements	64,707	129,007	17,544,890	11,507,554	12,440,039	4,796,000
Receivable for capital shares issued	—	—	—	—	—	298,186
Receivable from Advisor	4,693	4,048	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	90,455	—	—	115,019	—
Prepaid expenses	2,257	2,256	3,135	2,370	2,419	2,316
Total Assets	1,266,509	1,205,453	131,172,532	21,934,310	26,951,574	11,207,084
LIABILITIES:
Cash overdraft	1	1	—	—	—	—
Advisory fees payable	—	—	81,192	4,952	10,768	2,442
Management Services fees payable	—	—	8,573	1,114	1,587	623
Custodian fees payable	41	55	2,240	348	291	164
Administration fees payable	9,659	9,659	15,891	9,585	9,455	9,664
Trustee fees payable	5	5	650	92	107	47
Compliance services fees payable	9	9	1,194	212	223	101
Listing, Data and related fees payable	119	133	15,905	1,970	7,653	1,046
Professional fees payable	11,887	11,886	13,431	12,150	12,168	12,003
Payable for variation margin on futures contracts	—	—	13,300	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	215,796	241,250	30,563,319	8,988,639	10,306,923	3,877,837
Other liabilities	1,064	2,619	26,868	5,892	3,814	2,776
Total Liabilities	238,581	265,617	30,742,563	9,024,954	10,352,989	3,906,703
NET ASSETS	$1,027,928	$939,836	$100,429,969	$12,909,356	$16,598,585	$7,300,381
NET ASSETS CONSIST OF:
Paid in Capital	$10,146,118	$21,262,423	$825,630,453	$515,955,211	$275,198,790	$226,493,547
Distributable earnings (loss)	(9,118,190)	(20,322,587)	(725,200,484)	(503,045,855)	(258,600,205)	(219,193,166)
NET ASSETS	$1,027,928	$939,836	$100,429,969	$12,909,356	$16,598,585	$7,300,381
Shares (unlimited number of shares authorized, no par value)	65,598	93,600	10,654,272	1,296,695	551,947	612,119
Net Asset Value	$15.67	$10.04	$9.43	$9.96	$30.07	$11.93
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

194 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Health Care	UltraShort Industrials	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets
ASSETS:
Securities and Repurchase Agreements, at cost	$1,492,063	$1,211,543	$2,259,996	$9,269,257	$1,521,910	$4,340,421
Securities, at value(a)	—	—	—	—	—	—
Repurchase Agreements, at value	1,492,063	1,211,543	2,259,996	9,269,257	1,521,910	4,340,421
Segregated cash balances with brokers for futures contracts	—	—	14,850	—	—	—
Segregated cash balances with custodian for swap agreements	138,092	115,256	571,304	14,199,468	516,650	1,490,000
Due from counterparty	563	—	—	—	—	—
Receivable for capital shares issued	—	—	—	351,960	—	—
Receivable from Advisor	4,664	3,976	3,277	—	4,199	—
Unrealized appreciation on non- exchange traded swap agreements	—	—	—	862,206	—	—
Prepaid expenses	2,260	2,256	5,053	3,242	2,348	2,522
Total Assets	1,637,642	1,333,031	2,854,480	24,686,133	2,045,107	5,832,943
LIABILITIES:
Cash overdraft	—	1	—	36,468	1	—
Payable for capital shares redeemed	—	—	—	338,894	—	—
Advisory fees payable	—	—	—	6,041	—	593
Management Services fees payable	—	—	—	1,104	—	487
Custodian fees payable	84	59	515	353	38	115
Administration fees payable	9,659	9,659	9,659	9,797	9,659	9,659
Trustee fees payable	8	6	13	88	9	31
Compliance services fees payable	16	13	31	171	17	75
Listing, Data and related fees payable	179	124	—	—	—	—
Professional fees payable	11,894	11,892	11,913	12,101	11,895	11,985
Payable for variation margin on futures contracts	—	—	240	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	347,698	364,366	822,107	11,842,573	612,202	340,825
Other liabilities	721	3,721	2,670	3,170	881	2,402
Total Liabilities	370,259	389,841	847,148	12,250,760	634,702	366,172
NET ASSETS	$1,267,383	$943,190	$2,007,332	$12,435,373	$1,410,405	$5,466,771
NET ASSETS CONSIST OF:
Paid in Capital	$12,255,629	$22,026,541	$56,167,514	$103,387,996	$22,353,005	$173,848,216
Distributable earnings (loss)	(10,988,246)	(21,083,351)	(54,160,182)	(90,952,623)	(20,942,600)	(168,381,445)
NET ASSETS	$1,267,383	$943,190	$2,007,332	$12,435,373	$1,410,405	$5,466,771
Shares (unlimited number of shares authorized, no par value)	80,453	65,187	113,590	917,440	137,428	363,771
Net Asset Value	$15.75	$14.47	$17.67	$13.55	$10.26	$15.03
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 195

	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology	UltraShort Oil & Gas	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$3,388,012	$9,395,187	$16,512,677	$273,710,216	$16,506,203	$80,802,283
Securities, at value(a)	—	—	—	214,982,368	—	9,327,943
Repurchase Agreements, at value	3,388,012	9,395,187	16,512,677	58,742,129	16,506,203	71,475,611
Segregated cash balances with brokers for futures contracts	—	—	—	1,320,000	—	514,800
Segregated cash balances with custodian for swap agreements	3,182,006	6,178,000	9,213,461	2,285,137	17,198,271	22,377,589
Receivable from Advisor	1,161	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	8,640
Unrealized appreciation on non- exchange traded swap agreements	—	4,970	—	—	—	—
Prepaid expenses	2,491	100	2,383	4,077	2,423	2,835
Total Assets	6,573,670	15,578,257	25,728,521	277,333,711	33,706,897	103,707,418
LIABILITIES:
Payable for capital shares redeemed	—	—	—	11,746,476	—	—
Advisory fees payable	—	2,555	6,886	134,507	20,001	50,814
Management Services fees payable	—	860	1,348	19,811	1,471	6,490
Custodian fees payable	80	225	367	3,901	388	1,770
Administration fees payable	9,659	9,671	9,661	22,479	9,681	13,370
Trustee fees payable	26	57	90	1,227	124	407
Compliance services fees payable	55	103	155	2,052	241	777
Listing, Data and related fees payable	—	3,083	2,284	37,731	2,901	12,217
Professional fees payable	11,939	12,018	12,046	14,616	12,153	12,818
Payable for variation margin on futures contracts	—	—	—	31,493	—	—
Unrealized depreciation on non- exchange traded swap agreements	1,750,716	5,881,684	8,421,787	43,590,445	17,220,940	29,826,239
Other liabilities	1,430	1,775	20,365	25,549	12,403	12,999
Total Liabilities	1,773,905	5,912,031	8,474,989	55,630,287	17,280,303	29,937,901
NET ASSETS	$4,799,765	$9,666,226	$17,253,532	$221,703,424	$16,426,594	$73,769,517
NET ASSETS CONSIST OF:
Paid in Capital	$32,809,512	$82,964,836	$118,281,815	$1,829,384,531	$260,719,860	$843,566,995
Distributable earnings (loss)	(28,009,747)	(73,298,610)	(101,028,283)	(1,607,681,107)	(244,293,266)	(769,797,478)
NET ASSETS	$4,799,765	$9,666,226	$17,253,532	$221,703,424	$16,426,594	$73,769,517
Shares (unlimited number of shares authorized, no par value)	349,913	446,096	1,317,108	9,445,774	947,919	5,313,966
Net Asset Value	$13.72	$21.67	$13.10	$23.47	$17.33	$13.88
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

196 :: MAY 31, 2021 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort S&P500®	UltraShort Semiconductors	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$783,388,527	$2,842,337	$2,307,467	$5,321,505	$2,337,377
Securities, at value(a)	584,962,655	—	—	—	—
Repurchase Agreements, at value	198,467,068	2,842,337	2,307,467	5,321,505	2,337,377
Segregated cash balances with brokers for futures contracts	1,694,000	—	—	—	—
Segregated cash balances with custodian for swap agreements	9,866,434	1,366,078	826,382	1,933,392	1,278,683
Receivable for capital shares issued	6,173,946	—	—	—	—
Receivable from Advisor	—	1,553	2,939	—	3,561
Prepaid expenses	14,747	2,275	3,891	2,299	2,268
Total Assets	801,178,850	4,212,243	3,140,679	7,257,196	3,621,889
LIABILITIES:
Cash overdraft	—	—	1	—	—
Payable for capital shares redeemed	2,849,513	—	—	—	—
Advisory fees payable	376,012	—	—	—	—
Management Services fees payable	50,135	—	—	28	—
Custodian fees payable	10,313	59	75	147	58
Administration fees payable	36,026	9,659	9,659	9,659	9,659
Trustee fees payable	3,617	17	13	31	12
Compliance services fees payable	7,364	36	38	47	20
Listing, Data and related fees payable	—	430	—	859	311
Professional fees payable	21,774	11,932	11,918	11,927	11,902
Payable for variation margin on futures contracts	23,800	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	215,097,321	1,454,673	1,053,404	2,364,010	1,250,808
Other liabilities	55,232	1,568	1,386	4,670	1,930
Total Liabilities	218,531,107	1,478,374	1,076,494	2,391,378	1,274,700
NET ASSETS	$582,647,743	$2,733,869	$2,064,185	$4,865,818	$2,347,189
NET ASSETS CONSIST OF:
Paid in Capital	$5,752,697,767	$47,011,313	$33,785,129	$36,351,248	$14,547,640
Distributable earnings (loss)	(5,170,050,024)	(44,277,444)	(31,720,944)	(31,485,430)	(12,200,451)
NET ASSETS	$582,647,743	$2,733,869	$2,064,185	$4,865,818	$2,347,189
Shares (unlimited number of shares authorized, no par value)	61,346,067	74,586	84,141	437,734	143,720
Net Asset Value	$9.50	$36.65	$24.53	$11.12	$16.33
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2021 :: 197

STATEMENTS OF OPERATIONS

198 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$2,698	$151,658	$112	$310,026	$2,912	$473
Total Investment Income	2,698	151,658	112	310,026	2,912	473
EXPENSES:
Advisory fees (Note 4)	264,808	2,317,944	9,794	2,625,944	143,053	37,597
Management Services fees (Note 4)	35,308	309,056	1,306	350,122	19,074	5,013
Professional fees	17,627	21,290	17,210	24,527	17,574	17,284
Administration fees (Note 5)	45,400	105,113	38,428	111,889	38,422	38,427
Custodian fees (Note 6)	3,188	16,702	109	23,258	1,480	262
Printing and Shareholder reports	1,946	17,424	502	71,698	5,931	1,422
Listing, Data and related fees (Note 7)	10,990	31,522	8,860	148,393	15,861	13,104
Trustees fees (Note 8)	472	4,345	19	5,600	312	76
Compliance services fees (Note 4)	515	3,515	17	4,283	236	61
Other fees	7,883	24,746	3,860	12,355	5,041	4,394
Total Gross Expenses before fees waived and/or reimbursed	388,137	2,851,657	80,105	3,378,069	246,984	117,640
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(52,424)	—	(67,696)	(49,294)	(65,657)	(69,968)
Total Net Expenses	335,713	2,851,657	12,409	3,328,775	181,327	47,672
Net Investment Income (Loss)	(333,015)	(2,699,999)	(12,297)	(3,018,749)	(178,415)	(47,199)
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	15,691	833,908	—	(11,493,552)	—	—
Expiration or closing of non-exchange traded swap agreements	(142,976)	47,632,090	(509,498)	(129,180,357)	(6,862,073)	(550,265)
Net realized gain (loss)	(127,285)	48,465,998	(509,498)	(140,673,909)	(6,862,073)	(550,265)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(1,081)	(22,501)	—	(6,501)	(931)	—
Futures contracts	975	(5,675)	—	2,075,247	—	—
Non-exchange traded swap agreements	1,155,155	(3,701,437)	(194,934)	5,667,570	(2,032,596)	(1,007,344)
Change in net unrealized appreciation/depreciation	1,155,049	(3,729,613)	(194,934)	7,736,316	(2,033,527)	(1,007,344)
Net realized and unrealized gain (loss)	1,027,764	44,736,385	(704,432)	(132,937,593)	(8,895,600)	(1,557,609)
Change in Net Assets Resulting from Operations	$694,749	$42,036,386	$(716,729)	$(135,956,342)	$(9,074,015)	$(1,604,808)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 199

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$28,885	$2,237	$4,238	$9,999	$347	$574,137
Total Investment Income	28,885	2,237	4,238	9,999	347	574,137
EXPENSES:
Advisory fees (Note 4)	567,112	165,148	166,830	310,590	30,132	4,437,891
Management Services fees (Note 4)	75,614	22,019	22,244	41,411	4,018	591,712
Professional fees	18,852	17,649	17,705	18,023	17,270	27,501
Administration fees (Note 5)	55,908	38,427	39,110	44,463	38,427	143,650
Custodian fees (Note 6)	4,162	3,469	1,553	2,557	292	32,966
Printing and Shareholder reports	19,512	6,416	11,372	12,221	1,354	35,484
Listing, Data and related fees (Note 7)	41,985	10,842	20,654	29,130	9,949	600,054
Trustees fees (Note 8)	1,031	366	357	674	61	8,855
Compliance services fees (Note 4)	1,062	268	329	534	50	6,498
Other fees	6,770	4,746	4,233	6,098	4,367	38,767
Total Gross Expenses before fees waived and/or reimbursed	792,008	269,350	284,387	465,701	105,920	5,923,378
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(72,648)	(60,058)	(72,865)	(72,064)	(67,718)	(299,599)
Total Net Expenses	719,360	209,292	211,522	393,637	38,202	5,623,779
Net Investment Income (Loss)	(690,475)	(207,055)	(207,284)	(383,638)	(37,855)	(5,049,642)
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	—	(803,839)	—	—	—	(18,355,009)
Expiration or closing of non-exchange traded swap agreements	(12,350,687)	(16,697,662)	(14,153,009)	(28,928,215)	(1,575,122)	(312,965,920)
Net realized gain (loss)	(12,350,687)	(17,501,501)	(14,153,009)	(28,928,215)	(1,575,122)	(331,320,929)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(18,763)	—	(1,655)	(5,119)	—	(65,622)
Futures contracts	—	107,725	—	—	—	(102,032)
Non-exchange traded swap agreements	1,539,377	6,083,942	4,535,141	5,642,342	130,166	73,185,557
Change in net unrealized appreciation/depreciation	1,520,614	6,191,667	4,533,486	5,637,223	130,166	73,017,903
Net realized and unrealized gain (loss)	(10,830,073)	(11,309,834)	(9,619,523)	(23,290,992)	(1,444,956)	(258,303,026)
Change in Net Assets Resulting from Operations	$(11,520,548)	$(11,516,889)	$(9,826,807)	$(23,674,630)	$(1,482,811)	$(263,352,668)

See accompanying notes to the financial statements.

200 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$1,830	$335,964	$2,660,505	$1,003	$398,431	$307,096
Securities lending income (Note 2)	—	—	—	—	1,302	137
Total Investment Income	1,830	335,964	2,660,505	1,003	399,733	307,233
EXPENSES:
Advisory fees (Note 4)	125,336	2,610,870	17,227,653	69,652	223,175	341,820
Management Services fees (Note 4)	16,711	348,112	2,296,992	9,287	29,756	45,575
Professional fees	17,557	24,253	71,369	17,394	17,733	18,136
Administration fees (Note 5)	38,428	111,511	249,486	38,427	76,776	84,292
Custodian fees (Note 6)	1,306	23,232	133,240	727	4,078	6,614
Printing and Shareholder reports	9,014	70,527	177,177	3,336	4,015	4,276
Listing, Data and related fees (Note 7)	15,026	339,048	15,640	10,842	10,574	11,760
Trustees fees (Note 8)	281	5,468	35,905	156	453	741
Compliance services fees (Note 4)	212	4,261	29,181	116	337	526
Other fees	4,636	16,208	90,876	4,599	5,331	5,804
Total Gross Expenses before fees waived and/or reimbursed	228,507	3,553,490	20,327,519	154,536	372,228	519,544
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(69,554)	(245,406)	—	(66,283)	(89,122)	(86,060)
Total Net Expenses	158,953	3,308,084	20,327,519	88,253	283,106	433,484
Net Investment Income (Loss)	(157,123)	(2,972,120)	(17,667,014)	(87,250)	116,627	(126,251)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	1,045,992	(62,924)
Expiration or closing of futures contracts	—	(19,726,931)	(52,540,168)	—	(24,597)	(100,505)
Expiration or closing of non-exchange traded swap agreements	(6,485,026)	(237,767,135)	(1,203,763,591)	(7,393,825)	2,226,108	(2,402,789)
In-kind redemptions of investments	—	—	—	—	—	(1,348,715)
Net realized gain (loss)	(6,485,026)	(257,494,066)	(1,256,303,759)	(7,393,825)	3,247,503	(3,914,933)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(22,740)	411,622	—	(2,691,281)	(2,427,635)
Futures contracts	—	3,211,583	6,125,367	—	(2,174)	188
Non-exchange traded swap agreements	1,324,352	54,964,808	348,191,541	1,572,108	(4,389,004)	(6,725,831)
Change in net unrealized appreciation/depreciation	1,324,352	58,153,651	354,728,530	1,572,108	(7,082,459)	(9,153,278)
Net realized and unrealized gain (loss)	(5,160,674)	(199,340,415)	(901,575,229)	(5,821,717)	(3,834,956)	(13,068,211)
Change in Net Assets Resulting from Operations	$(5,317,797)	$(202,312,535)	$(919,242,243)	$(5,908,967)	$(3,718,329)	$(13,194,462)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 201

	Ultra Basic Materials	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials	Ultra FTSE China 50
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$636,519	$138,375	$140,769	$5,539,926	$8,131,485	$—
Interest	465	124	333	10,408	1,534	1,420
Securities lending income (Note 2)	1,223	35	805	261	9,989	—
Foreign withholding tax on income	—	—	—	—	(980)	—
Total Investment Income	638,207	138,534	141,907	5,550,595	8,142,028	1,420
EXPENSES:
Advisory fees (Note 4)	339,908	82,810	194,219	2,882,998	4,504,682	248,103
Management Services fees (Note 4)	45,321	11,041	25,896	384,396	600,618	33,080
Professional fees	17,817	18,113	33,352	32,239	27,361	20,920
Administration fees (Note 5)	80,599	74,875	74,875	167,484	194,187	39,993
Custodian fees (Note 6)	4,077	9,519	8,374	32,781	50,031	1,705
Printing and Shareholder reports	3,861	1,330	2,501	34,853	31,035	4,039
Listing, Data and related fees (Note 7)	26,228	12,758	18,700	160,495	245,510	39,768
Trustees fees (Note 8)	638	167	393	5,802	8,790	509
Compliance services fees (Note 4)	495	122	307	4,513	6,991	334
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	26,193	—
Other fees	6,205	4,131	4,571	15,261	22,688	5,113
Total Gross Expenses before fees waived and/or reimbursed	525,149	214,866	363,188	3,720,822	5,718,086	393,564
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(93,033)	(109,649)	(116,428)	(57,794)	—	(78,481)
Total Net Expenses	432,116	105,217	246,760	3,663,028	5,718,086	315,083
Net Investment Income (Loss)	206,091	33,317	(104,853)	1,887,567	2,423,942	(313,663)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,582,042)	(71,271)	(207,744)	3,743,326	(7,456,420)	—
Expiration or closing of futures contracts	—	—	—	11,811,675	—	—
Expiration or closing of non-exchange traded swap agreements	6,365,930	1,000,839	4,624,511	16,968,338	235,255,714	2,932,833
In-kind redemptions of investments	1,988,823	786,594	3,953,309	48,135,970	74,424,951	—
Net realized gain (loss)	6,772,711	1,716,162	8,370,076	80,659,309	302,224,245	2,932,833
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	13,683,827	1,361,856	1,391,650	23,627,793	95,453,976	—
Futures contracts	—	—	—	(1,716,927)	—	—
Non-exchange traded swap agreements	19,246,935	3,681,298	5,235,442	120,575,800	95,186,311	4,227,489
Change in net unrealized appreciation/depreciation	32,930,762	5,043,154	6,627,092	142,486,666	190,640,287	4,227,489
Net realized and unrealized gain (loss)	39,703,473	6,759,316	14,997,168	223,145,975	492,864,532	7,160,322
Change in Net Assets Resulting from Operations	$39,909,564	$6,792,633	$14,892,315	$225,033,542	$495,288,474	$6,846,659
See accompanying notes to the financial statements.

202 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra FTSE Europe	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra MidCap400	Ultra MSCI Brazil Capped
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$—	$1,281,456	$14,826	$229,649	$1,612,274	$—
Interest	149	1,763	396	197	2,118	370
Securities lending income (Note 2)	—	456	—	210	5,155	—
Total Investment Income	149	1,283,675	15,222	230,056	1,619,547	370
EXPENSES:
Advisory fees (Note 4)	33,205	860,759	96,112	169,256	1,102,658	51,291
Management Services fees (Note 4)	4,427	114,766	12,815	22,567	147,020	6,839
Professional fees	39,456	22,723	41,353	54,263	53,194	23,693
Administration fees (Note 5)	38,457	113,506	77,950	74,883	121,613	38,475
Custodian fees (Note 6)	238	11,862	736	5,355	95,812	382
Printing and Shareholder reports	572	9,960	733	1,683	17,549	1,686
Listing, Data and related fees (Note 7)	9,670	54,249	15,688	17,293	10,842	10,477
Trustees fees (Note 8)	67	1,761	186	332	2,249	105
Compliance services fees (Note 4)	50	1,355	164	287	1,668	71
Other fees	4,286	7,898	4,890	5,045	8,096	4,301
Total Gross Expenses before fees waived and/or reimbursed	130,428	1,198,839	250,627	350,964	1,560,701	137,320
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(88,191)	(105,775)	(125,696)	(135,849)	(158,924)	(72,096)
Total Net Expenses	42,237	1,093,064	124,931	215,115	1,401,777	65,224
Net Investment Income (Loss)	(42,088)	190,611	(109,709)	14,941	217,770	(64,854)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(592,458)	(28,801)	(185,257)	4,051,546	—
Expiration or closing of futures contracts	—	—	—	—	3,831,865	—
Expiration or closing of non-exchange traded swap agreements	1,896,339	19,753,710	252,463	2,863,695	15,322,565	1,918,387
In-kind redemptions of investments	—	5,498,092	(69,360)	836,077	15,392,806	—
Net realized gain (loss)	1,896,339	24,659,344	154,302	3,514,515	38,598,782	1,918,387
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	10,594,046	92,634	5,577,197	30,938,438	—
Futures contracts	—	—	—	—	(263,328)	—
Non-exchange traded swap agreements	1,252,036	7,559,528	1,232,353	8,325,846	51,903,837	2,303,302
Change in net unrealized appreciation/depreciation	1,252,036	18,153,574	1,324,987	13,903,043	82,578,947	2,303,302
Net realized and unrealized gain (loss)	3,148,375	42,812,918	1,479,289	17,417,558	121,177,729	4,221,689
Change in Net Assets Resulting from Operations	$3,106,287	$43,003,529	$1,369,580	$17,432,499	$121,395,499	$4,156,835

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 203

	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	January 19, 2021* through May 31, 2021	January 19, 2021* through May 31, 2021
INVESTMENT INCOME:
Dividends	$—	$—	$—	$1,045,989	$3,698	$—
Interest	423	1,820	119	1,037	—	1
Securities lending income (Note 2)	—	—	—	89,390	—	—
Foreign withholding tax on income	—	—	—	(9,503)	(62)	—
Total Investment Income	423	1,820	119	1,126,913	3,636	1
EXPENSES:
Advisory fees (Note 4)	76,966	396,329	40,212	1,675,279	7,204	7,718
Management Services fees (Note 4)	10,262	52,843	5,361	223,368	961	1,029
Professional fees	17,345	40,278	26,270	34,277	13,309	13,287
Administration fees (Note 5)	38,466	48,256	38,427	140,311	5,577	5,652
Custodian fees (Note 6)	562	2,723	297	78,990	1,516	87
Printing and Shareholder reports	922	4,132	793	26,288	122	122
Listing, Data and related fees (Note 7)	11,493	22,693	10,129	227,795	6,696	6,717
Trustees fees (Note 8)	153	765	81	3,438	14	14
Compliance services fees (Note 4)	116	558	58	2,345	9	12
Other fees	4,529	7,237	4,307	12,151	1,557	1,603
Total Gross Expenses before fees waived and/or reimbursed	160,814	575,814	125,935	2,424,242	36,965	36,241
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(63,011)	(72,664)	(74,878)	(297,981)	(27,834)	(26,470)
Total Net Expenses	97,803	503,150	51,057	2,126,261	9,131	9,771
Net Investment Income (Loss)	(97,380)	(501,330)	(50,938)	(999,348)	(5,495)	(9,770)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	917	—	(4,018,390)	(2,133)	—
Expiration or closing of non-exchange traded swap agreements	2,805,983	12,229,382	1,074,325	44,487,541	—	—
In-kind redemptions of investments	—	—	—	33,612,729	146,241	—
Net realized gain (loss)	2,805,983	12,230,299	1,074,325	74,081,880	144,108	—
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	(13,754,634)	(4,059)	(3,464)
Non-exchange traded swap agreements	3,187,495	12,404,023	1,025,730	(21,375,915)	81,717	(160,398)
Change in net unrealized appreciation/depreciation	3,187,495	12,404,023	1,025,730	(35,130,549)	77,658	(163,862)
Net realized and unrealized gain (loss)	5,993,478	24,634,322	2,100,055	38,951,331	221,766	(163,862)
Change in Net Assets Resulting from Operations	$5,896,098	$24,132,992	$2,049,117	$37,951,983	$216,271	$(173,632)

*  Commencement of investment operations.

See accompanying notes to the financial statements.

204 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Oil & Gas	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$5,314,379	$21,995,836	$1,290,687	$2,912,256	$37,440,708	$1,431,040
Income from non-cash dividends	—	—	307,587	—	—	—
Interest	1,626	17,669	2,245	5,448	102,847	1,515
Securities lending income (Note 2)	2,689	6,668	1,282	182,418	15,915	584
Foreign withholding tax on income	(8)	(25,584)	—	(23,242)	—	(3,788)
Total Investment Income	5,318,686	21,994,589	1,601,801	3,076,880	37,559,470	1,429,351
EXPENSES:
Advisory fees (Note 4)	1,026,335	26,469,905	651,617	3,232,074	22,117,107	1,140,040
Management Services fees (Note 4)	136,843	3,534,081	86,881	430,939	2,948,946	152,004
Professional fees	29,650	76,460	22,405	24,738	71,264	19,532
Administration fees (Note 5)	118,523	361,411	102,970	164,501	332,158	121,497
Custodian fees (Note 6)	12,587	242,904	7,807	633,443	686,065	13,412
Printing and Shareholder reports	20,406	50,917	8,530	21,808	59,120	11,779
Listing, Data and related fees (Note 7)	63,080	3,542,423	43,095	417,733	10,842	69,144
Trustees fees (Note 8)	2,099	54,621	1,271	6,361	44,576	2,305
Compliance services fees (Note 4)	1,535	41,723	1,022	4,626	34,991	1,865
Other fees	8,222	104,044	7,161	23,600	94,102	10,596
Total Gross Expenses before fees waived and/or reimbursed	1,419,280	34,478,489	932,759	4,959,823	26,399,171	1,542,174
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(115,276)	(801,645)	(104,971)	(853,982)	—	(93,668)
Total Net Expenses	1,304,004	33,676,844	827,788	4,105,841	26,399,171	1,448,506
Net Investment Income (Loss)	4,014,682	(11,682,255)	774,013	(1,028,961)	11,160,299	(19,155)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(4,735,865)	(3,780,029)	(4,006,137)	(2,513,756)	(642,526)	(717,496)
Expiration or closing of futures contracts	—	100,589,029	—	10,030,751	74,248,198	—
Expiration or closing of non-exchange traded swap agreements	5,884,525	997,203,122	(17,682,956)	77,603,375	422,161,907	30,672,843
In-kind redemptions of investments	24,941,515	616,040,368	2,613,516	88,713,009	422,295,938	27,687,921
Net realized gain (loss)	26,090,175	1,710,052,490	(19,075,577)	173,833,379	918,063,517	57,643,268
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	12,168,807	246,138,207	17,980,315	20,979,969	283,451,503	16,452,364
Futures contracts	—	(23,833,825)	—	331,223	(6,465,914)	—
Non-exchange traded swap agreements	51,051,536	187,991,846	46,447,495	131,292,075	593,722,429	35,456,432
Change in net unrealized appreciation/depreciation	63,220,343	410,296,228	64,427,810	152,603,267	870,708,018	51,908,796
Net realized and unrealized gain (loss)	89,310,518	2,120,348,718	45,352,233	326,436,646	1,788,771,535	109,552,064
Change in Net Assets Resulting from Operations	$93,325,200	$2,108,666,463	$46,126,246	$325,407,685	$1,799,931,834	$109,532,909

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 205

	Ultra SmallCap600	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$225,416	$3,623,535	$31,709	$319,603	$10,934,198	$325,888
Interest	400	4,340	8	433	11,845	265
Securities lending income (Note 2)	4,499	6,467	73	6	551	1,154
Foreign withholding tax on income	(203)	(2,695)	—	—	—	—
Total Investment Income	230,112	3,631,647	31,790	320,042	10,946,594	327,307
EXPENSES:
Advisory fees (Note 4)	204,721	4,978,881	10,547	105,364	5,662,777	301,646
Management Services fees (Note 4)	27,296	663,843	1,406	14,048	755,028	40,219
Professional fees	18,315	38,142	21,157	52,937	41,403	18,530
Administration fees (Note 5)	76,141	201,051	74,890	74,875	210,287	79,927
Custodian fees (Note 6)	23,677	84,697	310	940	71,337	34,149
Printing and Shareholder reports	1,822	47,984	471	1,313	94,146	4,156
Listing, Data and related fees (Note 7)	10,842	273,884	8,904	13,961	310,359	10,842
Trustees fees (Note 8)	403	10,286	20	202	11,650	604
Compliance services fees (Note 4)	323	7,794	17	183	9,232	451
Other fees	5,182	22,196	3,871	4,810	24,047	4,541
Total Gross Expenses before fees waived and/or reimbursed	368,722	6,328,758	121,593	268,633	7,190,266	495,065
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(108,479)	(1,763)	(108,195)	(134,875)	—	(111,330)
Total Net Expenses	260,243	6,326,995	13,398	133,758	7,190,266	383,735
Net Investment Income (Loss)	(30,131)	(2,695,348)	18,392	186,284	3,756,328	(56,428)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	261,267	(2,639,161)	34,951	(41,682)	12,202,321	942,132
Expiration or closing of futures contracts	—	—	—	—	18,600,546	1,001,542
Expiration or closing of non-exchange traded swap agreements	(467,027)	120,404,735	(47,493)	(1,521,271)	198,084,083	7,260,987
In-kind redemptions of investments	2,123,449	119,934,611	—	(5,534)	104,949,399	6,122,715
Net realized gain (loss)	1,917,689	237,700,185	(12,542)	(1,568,487)	333,836,349	15,327,376
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	5,847,697	39,168,575	131,164	896,844	36,530,269	2,655,048
Futures contracts	—	—	—	—	(1,205,193)	(19,168)
Non-exchange traded swap agreements	17,103,375	156,251,519	339,663	3,338,708	278,828,961	27,886,371
Change in net unrealized appreciation/depreciation	22,951,072	195,420,094	470,827	4,235,552	314,154,037	30,522,251
Net realized and unrealized gain (loss)	24,868,761	433,120,279	458,285	2,667,065	647,990,386	45,849,627
Change in Net Assets Resulting from Operations	$24,838,630	$430,424,931	$476,677	$2,853,349	$651,746,714	$45,793,199

See accompanying notes to the financial statements.

206 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro QQQ	UltraPro Russell2000	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Dividends	$51,451,163	$1,958,382	$17,899,223	$—	$—	$—
Interest	57,667	2,141	97,991	4,359	835,481	1,094
Securities lending income (Note 2)	24,591	158,135	8,210	—	—	—
Foreign withholding tax on income	(61,603)	(19,348)	—	—	—	—
Total Investment Income	51,471,818	2,099,310	18,005,424	4,359	835,481	1,094
EXPENSES:
Advisory fees (Note 4)	69,181,508	2,312,688	13,090,453	296,875	3,959,670	73,979
Management Services fees (Note 4)	9,224,201	308,355	1,745,374	39,583	527,950	9,864
Professional fees	180,912	32,565	46,800	17,682	28,536	17,420
Administration fees (Note 5)	645,927	154,025	271,980	45,573	135,976	38,427
Custodian fees (Note 6)	703,595	737,448	590,817	4,106	34,859	2,653
Printing and Shareholder reports	231,616	25,793	64,664	1,915	111,554	4,581
Listing, Data and related fees (Note 7)	9,242,373	301,279	10,842	11,310	219,526	10,842
Trustees fees (Note 8)	142,876	4,866	26,445	561	8,262	156
Compliance services fees (Note 4)	109,569	3,534	21,003	468	6,588	127
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	4,075,590	—	—	—	—	—
Other fees	224,252	8,829	58,179	7,773	48,027	6,138
Total Gross Expenses before fees waived and/or reimbursed	93,962,419	3,889,382	15,926,557	425,846	5,080,948	164,187
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(6,250,676)	(947,684)	—	(49,095)	(72,320)	(70,701)
Total Net Expenses	87,711,743	2,941,698	15,926,557	376,751	5,008,628	93,486
Net Investment Income (Loss)	(36,239,925)	(842,388)	2,078,867	(372,392)	(4,173,147)	(92,392)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	20,961,316	2,931,579	3,471,074	—	1,359	—
Expiration or closing of futures contracts	192,415,934	7,482,575	45,265,863	79,301	(18,065,699)	(356,626)
Expiration or closing of non-exchange traded swap agreements	3,624,497,959	80,702,260	417,409,721	15,153,378	(977,378,255)	(18,973,408)
In-kind redemptions of investments	2,067,720,045	87,576,756	307,537,013	—	—	—
Net realized gain (loss)	5,905,595,254	178,693,170	773,683,671	15,232,679	(995,442,595)	(19,330,034)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	79,204,877	(13,907,567)	56,062,332	(2,353)	131,757	—
Futures contracts	(42,641,204)	(923,765)	(5,574,222)	(1,049)	1,796,308	49,928
Non-exchange traded swap agreements	2,036,201,788	176,265,043	758,358,992	(841,184)	382,782,934	3,179,043
Change in net unrealized appreciation/depreciation	2,072,765,461	161,433,711	808,847,102	(844,586)	384,710,999	3,228,971
Net realized and unrealized gain (loss)	7,978,360,715	340,126,881	1,582,530,773	14,388,093	(610,731,596)	(16,101,063)
Change in Net Assets Resulting from Operations	$7,942,120,790	$339,284,493	$1,584,609,640	$14,015,701	$(614,904,743)	$(16,193,455)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 207

	UltraPro Short QQQ	UltraPro Short Russell2000	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$2,057,738	$141,194	$1,372,413	$8,420	$530,775	$142
Total Investment Income	2,057,738	141,194	1,372,413	8,420	530,775	142
EXPENSES:
Advisory fees (Note 4)	11,063,742	986,156	5,879,060	241,689	5,164,732	17,855
Management Services fees (Note 4)	1,475,149	131,486	783,865	32,225	688,624	2,381
Professional fees	42,666	19,891	34,519	17,669	26,552	17,228
Administration fees (Note 5)	208,328	70,231	161,734	41,125	150,401	38,427
Custodian fees (Note 6)	78,796	11,386	48,510	3,433	31,694	177
Printing and Shareholder reports	123,592	37,522	84,041	3,268	51,264	1,955
Listing, Data and related fees (Note 7)	1,494,429	133,253	12,443	10,759	59,991	9,294
Trustees fees (Note 8)	21,289	2,086	12,167	476	9,698	33
Compliance services fees (Note 4)	16,079	1,586	10,256	373	8,086	32
Other fees	150,176	17,522	57,186	5,056	48,327	3,954
Total Gross Expenses before fees waived and/or reimbursed	14,674,246	1,411,119	7,083,781	356,073	6,239,369	91,336
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(685,090)	(165,846)	—	(49,393)	—	(68,752)
Total Net Expenses	13,989,156	1,245,273	7,083,781	306,680	6,239,369	22,584
Net Investment Income (Loss)	(11,931,418)	(1,104,079)	(5,711,368)	(298,260)	(5,708,594)	(22,442)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	3,356	3,867	6,750	—	7,542	—
Expiration or closing of futures contracts	(62,860,611)	(8,410,120)	(18,651,654)	16,264	1,621,419	—
Expiration or closing of non-exchange traded swap agreements	(2,449,569,956)	(318,392,018)	(1,775,191,691)	(4,086,366)	(20,869,734)	(3,638,965)
Net realized gain (loss)	(2,512,427,211)	(326,798,271)	(1,793,836,595)	(4,070,102)	(19,240,773)	(3,638,965)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	29,667	7,763	124,540	(5,141)	(36,615)	—
Futures contracts	1,843,239	328,330	3,380,865	(604)	(16,027)	—
Non-exchange traded swap agreements	757,350,316	89,832,591	833,558,810	6,407,017	183,887,849	797,931
Change in net unrealized appreciation/depreciation	759,223,222	90,168,684	837,064,215	6,401,272	183,835,207	797,931
Net realized and unrealized gain (loss)	(1,753,203,989)	(236,629,587)	(956,772,380)	2,331,170	164,594,434	(2,841,034)
Change in Net Assets Resulting from Operations	$(1,765,135,407)	$(237,733,666)	$(962,483,748)	$2,032,910	$158,885,840	$(2,863,476)

See accompanying notes to the financial statements.

208 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$117	$118	$156,723	$3,129	$3,875	$1,881
Total Investment Income	117	118	156,723	3,129	3,875	1,881
EXPENSES:
Advisory fees (Note 4)	7,466	8,343	1,103,665	198,575	189,978	93,500
Management Services fees (Note 4)	995	1,112	147,154	26,476	25,330	12,467
Professional fees	17,202	17,209	20,201	17,767	17,689	17,468
Administration fees (Note 5)	38,427	38,428	73,867	38,687	38,587	38,422
Custodian fees (Note 6)	119	171	10,367	1,904	1,208	834
Printing and Shareholder reports	673	1,652	37,744	12,842	6,594	4,900
Listing, Data and related fees (Note 7)	8,733	8,787	66,662	18,839	32,405	12,037
Trustees fees (Note 8)	14	16	2,231	422	380	189
Compliance services fees (Note 4)	14	15	1,826	339	345	172
Other fees	4,893	4,894	11,714	5,070	5,715	4,393
Total Gross Expenses before fees waived and/or reimbursed	78,536	80,627	1,475,431	320,921	318,231	184,382
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(69,090)	(70,066)	(77,822)	(69,515)	(77,617)	(66,016)
Total Net Expenses	9,446	10,561	1,397,609	251,406	240,614	118,366
Net Investment Income (Loss)	(9,329)	(10,443)	(1,240,886)	(248,277)	(236,739)	(116,485)
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	—	—	(4,866,726)	—	—	—
Expiration or closing of non-exchange traded swap agreements	(1,482,825)	(1,713,108)	(171,097,731)	(21,905,967)	(11,378,838)	(15,763,355)
Net realized gain (loss)	(1,482,825)	(1,713,108)	(175,964,457)	(21,905,967)	(11,378,838)	(15,763,355)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	(18,145)	(1,341)	(1,646)	(727)
Futures contracts	—	—	609,182	—	—	—
Non-exchange traded swap agreements	509,340	789,116	64,118,453	(2,185,877)	(6,806,527)	4,276,114
Change in net unrealized appreciation/depreciation	509,340	789,116	64,709,490	(2,187,218)	(6,808,173)	4,275,387
Net realized and unrealized gain (loss)	(973,485)	(923,992)	(111,254,967)	(24,093,185)	(18,187,011)	(11,487,968)
Change in Net Assets Resulting from Operations	$(982,814)	$(934,435)	$(112,495,853)	$(24,341,462)	$(18,423,750)	$(11,604,453)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 209

	UltraShort Health Care	UltraShort Industrials	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$201	$136	$426	$3,546	$207	$1,770
Total Investment Income	201	136	426	3,546	207	1,770
EXPENSES:
Advisory fees (Note 4)	13,885	12,263	29,112	157,136	15,263	68,317
Management Services fees (Note 4)	1,851	1,635	3,882	20,951	2,035	9,109
Professional fees	17,218	17,222	17,273	17,610	17,227	17,384
Administration fees (Note 5)	38,428	38,428	38,427	38,430	38,427	38,422
Custodian fees (Note 6)	298	232	2,202	1,768	128	528
Printing and Shareholder reports	696	1,655	2,107	6,663	1,021	4,055
Listing, Data and related fees (Note 7)	9,101	9,003	10,842	18,437	9,223	13,169
Trustees fees (Note 8)	28	26	66	333	30	131
Compliance services fees (Note 4)	21	24	50	269	25	133
Other fees	3,915	3,834	3,947	5,030	3,901	3,928
Total Gross Expenses before fees waived and/or reimbursed	85,441	84,322	107,908	266,627	87,280	155,176
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(67,843)	(68,802)	(71,059)	(67,836)	(67,954)	(68,731)
Total Net Expenses	17,598	15,520	36,849	198,791	19,326	86,445
Net Investment Income (Loss)	(17,397)	(15,384)	(36,423)	(195,245)	(19,119)	(84,675)
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	—	—	(185,599)	—	—	—
Expiration or closing of non-exchange traded swap agreements	(1,631,347)	(3,053,067)	(6,611,940)	(21,538,222)	(1,314,138)	(14,009,251)
Net realized gain (loss)	(1,631,347)	(3,053,067)	(6,797,539)	(21,538,222)	(1,314,138)	(14,009,251)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	(2,062)	—	(806)
Futures contracts	—	—	47,989	—	—	—
Non-exchange traded swap agreements	745,770	1,327,126	2,875,610	(2,319,828)	(257,751)	3,914,155
Change in net unrealized appreciation/depreciation	745,770	1,327,126	2,923,599	(2,321,890)	(257,751)	3,913,349
Net realized and unrealized gain (loss)	(885,577)	(1,725,941)	(3,873,940)	(23,860,112)	(1,571,889)	(10,095,902)
Change in Net Assets Resulting from Operations	$(902,974)	$(1,741,325)	$(3,910,363)	$(24,055,357)	$(1,591,008)	$(10,180,577)

See accompanying notes to the financial statements.

210 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology	UltraShort Oil & Gas	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$522	$2,389	$2,197	$336,458	$4,153	$97,724
Total Investment Income	522	2,389	2,197	336,458	4,153	97,724
EXPENSES:
Advisory fees (Note 4)	49,345	85,889	129,914	1,912,187	221,523	709,015
Management Services fees (Note 4)	6,579	11,452	17,322	254,955	29,536	94,534
Professional fees	17,339	17,371	17,499	21,726	17,831	19,138
Administration fees (Note 5)	38,427	38,422	38,422	96,953	38,888	61,022
Custodian fees (Note 6)	336	796	1,260	15,996	2,258	8,371
Printing and Shareholder reports	2,158	2,314	4,213	26,502	19,024	25,132
Listing, Data and related fees (Note 7)	11,696	15,414	15,177	263,297	20,156	98,149
Trustees fees (Note 8)	96	164	257	3,785	501	1,441
Compliance services fees (Note 4)	92	135	203	2,776	383	1,196
Other fees	4,118	5,831	5,049	19,890	4,802	8,829
Total Gross Expenses before fees waived and/or reimbursed	130,186	177,788	229,316	2,618,067	354,902	1,026,827
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(67,663)	(68,925)	(64,884)	(197,724)	(74,331)	(130,071)
Total Net Expenses	62,523	108,863	164,432	2,420,343	280,571	896,756
Net Investment Income (Loss)	(62,001)	(106,474)	(162,235)	(2,083,885)	(276,418)	(799,032)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	585	—	2,668
Expiration or closing of futures contracts	—	—	—	(10,094,980)	—	(5,550,794)
Expiration or closing of non-exchange traded swap agreements	(2,822,311)	(8,241,188)	(23,104,837)	(361,333,146)	(22,401,573)	(189,143,524)
Net realized gain (loss)	(2,822,311)	(8,241,188)	(23,104,837)	(371,427,541)	(22,401,573)	(194,691,650)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(1,284)	(637)	(38,274)	(1,151)	(6,319)
Futures contracts	—	—	—	527,200	—	514,687
Non-exchange traded swap agreements	(911,084)	3,870,925	7,911,834	146,838,153	1,360,558	80,867,611
Change in net unrealized appreciation/depreciation	(911,084)	3,869,641	7,911,197	147,327,079	1,359,407	81,375,979
Net realized and unrealized gain (loss)	(3,733,395)	(4,371,547)	(15,193,640)	(224,100,462)	(21,042,166)	(113,315,671)
Change in Net Assets Resulting from Operations	$(3,795,396)	$(4,478,021)	$(15,355,875)	$(226,184,347)	$(21,318,584)	$(114,114,703)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2021 :: 211

	UltraShort S&P500®	UltraShort Semiconductors	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021	Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$1,351,956	$477	$519	$447	$101
Total Investment Income	1,351,956	477	519	447	101
EXPENSES:
Advisory fees (Note 4)	6,889,133	33,415	35,832	42,180	15,771
Management Services fees (Note 4)	918,540	4,455	4,777	5,624	2,103
Professional fees	38,624	17,269	17,299	17,283	17,219
Administration fees (Note 5)	172,201	38,428	38,427	38,428	38,427
Custodian fees (Note 6)	52,901	350	396	507	202
Printing and Shareholder reports	82,098	2,237	2,895	1,904	809
Listing, Data and related fees (Note 7)	12,443	10,135	10,842	10,591	9,183
Trustees fees (Note 8)	14,063	69	76	80	30
Compliance services fees (Note 4)	11,836	57	64	61	26
Other fees	44,762	5,491	4,259	5,678	3,932
Total Gross Expenses before fees waived and/or reimbursed	8,236,601	111,906	114,867	122,336	87,702
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(69,656)	(69,547)	(68,977)	(67,711)
Total Net Expenses	8,236,601	42,250	45,320	53,359	19,991
Net Investment Income (Loss)	(6,884,645)	(41,773)	(44,801)	(52,912)	(19,890)
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	(22,684,394)	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(1,113,616,357)	(5,907,472)	(10,893,634)	(7,248,960)	(161,695)
Net realized gain (loss)	(1,136,300,751)	(5,907,472)	(10,893,634)	(7,248,960)	(161,695)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(87,827)	—	—	—	—
Futures contracts	4,129,633	—	—	—	—
Non-exchange traded swap agreements	395,442,128	(19,542)	4,556,384	1,477,267	(539,269)
Change in net unrealized appreciation/depreciation	399,483,934	(19,542)	4,556,384	1,477,267	(539,269)
Net realized and unrealized gain (loss)	(736,816,817)	(5,927,014)	(6,337,250)	(5,771,693)	(700,964)
Change in Net Assets Resulting from Operations	$(743,701,462)	$(5,968,787)	$(6,382,051)	$(5,824,605)	$(720,854)
See accompanying notes to the financial statements.

212 :: FOR THE PERIODS ENDED MAY 31, 2021 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 213

	Short 7-10 Year Treasury		Short 20+ Year Treasury		Short Basic Materials
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(333,015)	$143,562	$(2,699,999)	$2,774,053	$(12,297)	$4,477
Net realized gain (loss)	(127,285)	(2,617,855)	48,465,998	(85,289,934)	(509,498)	(57,835)
Change in net unrealized appreciation/depreciation	1,155,049	(123,435)	(3,729,613)	25,536,690	(194,934)	(230,302)
Change in net assets resulting from operations	694,749	(2,597,728)	42,036,386	(56,979,191)	(716,729)	(283,660)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(264,554)	—	(3,626,569)	—	(9,093)
Tax return of capital	—	(22,311)#	—	(388,120)#	—	(464)#
Total distributions	—	(286,865)	—	(4,014,689)	—	(9,557)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	84,104,689	7,549,813	1,198,738,480	210,385,814	—	1,863,730
Cost of shares redeemed	(10,329,210)	(14,385,830)	(803,142,952)	(306,816,811)	—	(886,434)
Change in net assets resulting from capital transactions	73,775,479	(6,836,017)	395,595,528	(96,430,997)	—	977,296
Change in net assets	74,470,228	(9,720,610)	437,631,914	(157,424,877)	(716,729)	684,079
NET ASSETS:
Beginning of period	$15,507,157	$25,227,767	$159,921,093	$317,345,970	$1,699,829	$1,015,750
End of period	$89,977,385	$15,507,157	$597,553,007	$159,921,093	$983,100	$1,699,829
SHARE TRANSACTIONS:
Beginning of period	650,000	925,000	10,300,000	15,350,000	100,000	50,000
Issued	3,400,000	300,000	72,900,000	12,350,000	—	100,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(425,000)	(575,000)	(49,250,000)	(17,400,000)	—	(50,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	3,625,000	650,000	33,950,000	10,300,000	100,000	100,000

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

214 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short Dow30SM		Short Financials		Short FTSE China 50
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(3,018,749)	$1,454,543	$(178,415)	$89,925	$(47,199)	$20,175
Net realized gain (loss)	(140,673,909)	(46,811,856)	(6,862,073)	(3,082,974)	(550,265)	(459,686)
Change in net unrealized appreciation/depreciation	7,736,316	(41,808,527)	(2,033,527)	(1,290,607)	(1,007,344)	8,241
Change in net assets resulting from operations	(135,956,342)	(87,165,840)	(9,074,015)	(4,283,656)	(1,604,808)	(431,270)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(2,607,490)	—	(174,226)	—	(47,486)
Tax return of capital	—	(299,826)#	—	(17,082)#	—	(4,194)#
Total distributions	—	(2,907,316)	—	(191,308)	—	(51,680)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	306,917,383	566,824,599	18,931,554	43,318,799	895,685	6,796,890
Cost of shares redeemed	(440,722,758)	(242,729,367)	(32,274,571)	(28,528,017)	(2,979,467)	(7,869,240)
Change in net assets resulting from capital transactions	(133,805,375)	324,095,232	(13,343,017)	14,790,782	(2,083,782)	(1,072,350)
Change in net assets	(269,761,717)	234,022,076	(22,417,032)	10,315,818	(3,688,590)	(1,555,300)
NET ASSETS:
Beginning of period	$502,585,457	$268,563,381	$32,271,759	$21,955,941	$6,523,940	$8,079,240
End of period	$232,823,740	$502,585,457	$9,854,727	$32,271,759	$2,835,350	$6,523,940
SHARE TRANSACTIONS:
Beginning of period	10,223,755	4,673,755	1,574,851	974,851	350,000	400,000
Issued	7,300,000	10,150,000	1,000,000	1,950,000	50,000	350,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(10,700,000)	(4,600,000)	(1,800,000)	(1,350,000)	(200,000)	(400,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	6,823,755	10,223,755	774,851	1,574,851	200,000	350,000

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 215

	Short High Yield		Short MidCap400		Short MSCI EAFE
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(690,475)	$611,449	$(207,055)	$31,173	$(207,284)	$135,252
Net realized gain (loss)	(12,350,687)	(12,989,139)	(17,501,501)	2,395,139	(14,153,009)	(2,351,767)
Change in net unrealized appreciation/depreciation	1,520,614	9,918,913	6,191,667	(8,343,476)	4,533,486	(5,449,685)
Change in net assets resulting from operations	(11,520,548)	(2,458,777)	(11,516,889)	(5,917,164)	(9,826,807)	(7,666,200)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(1,046,682)	—	(128,570)	—	(319,415)
Tax return of capital	—	(107,020)#	—	(8,940)#	—	(17,510)#
Total distributions	—	(1,153,702)	—	(137,510)	—	(336,925)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	25,335,522	241,604,793	9,163,106	69,440,118	32,012,837	136,243,387
Cost of shares redeemed	(78,151,728)	(232,018,083)	(16,664,309)	(47,046,522)	(57,884,461)	(123,580,923)
Change in net assets resulting from capital transactions	(52,816,206)	9,586,710	(7,501,203)	22,393,596	(25,871,624)	12,662,464
Change in net assets	(64,336,754)	5,974,231	(19,018,092)	16,338,922	(35,698,431)	4,659,339
NET ASSETS:
Beginning of period	$119,021,433	$113,047,202	$31,021,610	$14,682,688	$45,247,040	$40,587,701
End of period	$54,684,679	$119,021,433	$12,003,518	$31,021,610	$9,548,609	$45,247,040
SHARE TRANSACTIONS:
Beginning of period	5,700,000	5,100,000	768,667	318,667	1,725,000	1,475,000
Issued	1,300,000	10,750,000	250,000	1,425,000	1,350,000	4,800,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,000,000)	(10,150,000)	(525,000)	(975,000)	(2,550,000)	(4,550,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	3,000,000	5,700,000	493,667	768,667	525,000	1,725,000

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

216 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short MSCI Emerging Markets		Short Oil & Gas		Short QQQ
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(383,638)	$423,540	$(37,855)	$(2,649)	$(5,049,642)	$5,107,821
Net realized gain (loss)	(28,928,215)	(1,307,837)	(1,575,122)	18,462	(331,320,929)	(132,425,233)
Change in net unrealized appreciation/depreciation	5,637,223	(5,157,191)	130,166	(947,582)	73,017,903	(87,642,701)
Change in net assets resulting from operations	(23,674,630)	(6,041,488)	(1,482,811)	(931,769)	(263,352,668)	(214,960,113)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(730,980)	—	(10,469)	—	(6,338,415)
Tax return of capital	—	(69,743)#	—	—	—	(896,864)#
Total distributions	—	(800,723)	—	(10,469)	—	(7,235,279)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	25,069,525	93,958,400	2,317,270	4,226,599	1,144,258,995	983,071,196
Cost of shares redeemed	(68,618,536)	(94,681,228)	(1,491,376)	(1,553,088)	(787,726,884)	(911,415,316)
Change in net assets resulting from capital transactions	(43,549,011)	(722,828)	825,894	2,673,511	356,532,111	71,655,880
Change in net assets	(67,223,641)	(7,565,039)	(656,917)	1,731,273	93,179,443	(150,539,512)
NET ASSETS:
Beginning of period	$87,970,541	$95,535,580	$3,732,031	$2,000,758	$502,348,895	$652,888,407
End of period	$20,746,900	$87,970,541	$3,075,114	$3,732,031	$595,528,338	$502,348,895
SHARE TRANSACTIONS:
Beginning of period	4,750,000	4,900,000	125,000	75,000	24,712,500	21,412,500
Issued	1,700,000	4,900,000	100,000	100,000	72,450,000	37,850,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,700,000)	(5,050,000)	(50,000)	(50,000)	(52,100,000)	(34,550,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,750,000	4,750,000	175,000	125,000	45,062,500	24,712,500

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 217

	Short Real Estate		Short Russell2000		Short S&P500®
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(157,123)	$9,090	$(2,972,120)	$2,079,316	$(17,667,014)	$14,452,015
Net realized gain (loss)	(6,485,026)	(1,627,747)	(257,494,066)	1,537,480	(1,256,303,759)	(277,394,588)
Change in net unrealized appreciation/depreciation	1,324,352	(2,393,110)	58,153,651	(81,026,942)	354,728,530	(537,934,944)
Change in net assets resulting from operations	(5,317,797)	(4,011,767)	(202,312,535)	(77,410,146)	(919,242,243)	(800,877,517)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(74,839)	—	(3,411,619)	—	(22,667,598)
Tax return of capital	—	(6,297)#	—	(335,476)#	—	(2,968,113)#
Total distributions	—	(81,136)	—	(3,747,095)	—	(25,635,711)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,075,190	28,874,394	593,230,095	656,608,479	1,531,572,440	4,411,267,763
Cost of shares redeemed	(19,379,367)	(6,020,697)	(602,770,756)	(441,489,088)	(2,905,039,359)	(1,948,102,974)
Change in net assets resulting from capital transactions	(14,304,177)	22,853,697	(9,540,661)	215,119,391	(1,373,466,919)	2,463,164,789
Change in net assets	(19,621,974)	18,760,794	(211,853,196)	133,962,150	(2,292,709,162)	1,636,651,561
NET ASSETS:
Beginning of period	$27,273,550	$8,512,756	$485,265,238	$351,303,088	$3,697,429,472	$2,060,777,911
End of period	$7,651,576	$27,273,550	$273,412,042	$485,265,238	$1,404,720,310	$3,697,429,472
SHARE TRANSACTIONS:
Beginning of period	2,050,000	600,000	12,766,642	8,216,642	161,055,826	72,230,826
Issued	400,000	1,900,000	20,600,000	14,800,000	80,325,000	164,850,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(1,650,000)	(450,000)	(20,600,000)	(10,250,000)	(152,300,000)	(76,025,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	800,000	2,050,000	12,766,642	12,766,642	89,080,826	161,055,826

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

218 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short SmallCap600		Ultra 7-10 Year Treasury		Ultra 20+ Year Treasury
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(87,250)	$(544)	$116,627	$369,254	$(126,251)		$343,239
Net realized gain (loss)	(7,393,825)	245,355	3,247,503	2,700,346	(3,914,933)		15,728,241
Change in net unrealized appreciation/depreciation	1,572,108	(2,395,186)	(7,082,459)	5,002,196	(9,153,278)		2,500,193
Change in net assets resulting from operations	(5,908,967)	(2,150,375)	(3,718,329)	8,071,796	(13,194,462)		18,571,673
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(32,480)	(140,892)	(420,866)	—		(508,416)
Tax return of capital	—	(1,608)#	—	—	—		—
Total distributions	—	(34,088)	(140,892)	(420,866)	—		(508,416)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,217,771	14,395,719	14,713,463	74,369,333	99,240,889		112,280,244
Cost of shares redeemed	(6,297,508)	(2,710,181)	(26,577,409)	(72,122,214)	(107,325,194)		(111,690,064)
Change in net assets resulting from capital transactions	(3,079,737)	11,685,538	(11,863,946)	2,247,119	(8,084,305)		590,180
Change in net assets	(8,988,704)	9,501,075	(15,723,167)	9,898,049	(21,278,767)		18,653,437
NET ASSETS:
Beginning of period	$13,650,530	$4,149,455	$34,186,917	$24,288,868	$50,076,186		$31,422,749
End of period	$4,661,826	$13,650,530	$18,463,750	$34,186,917	$28,797,419		$50,076,186
SHARE TRANSACTIONS:
Beginning of period	418,681	118,681	450,000	400,000	750,000	(b)	700,000	(b)
Issued	100,000	375,000	200,000	1,150,000	1,625,000	(b)	2,000,000	(b)
Issued in-kind	—	—	—	—	—	(b)	50,000	(b)
Redeemed	(250,000)	(75,000)	(375,000)	(1,100,000)	(725,000	)(b)	(1,700,000	)(b)
Redemption in-kind	—	—	—	—	(1,050,000	)(b)	(300,000	)(b)
Shares outstanding, end of period	268,681	418,681	275,000	450,000	600,000	(b)	750,000	(b)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 219

	Ultra Basic Materials		Ultra Consumer Goods		Ultra Consumer Services
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$206,091	$419,596	$33,317	$90,321	$(104,853)		$24,366
Net realized gain (loss)	6,772,711	(8,858,049)	1,716,162	(305,767)	8,370,076		1,812,034
Change in net unrealized appreciation/depreciation	32,930,762	7,348,803	5,043,154	711,218	6,627,092		(498,692)
Change in net assets resulting from operations	39,909,564	(1,089,650)	6,792,633	495,772	14,892,315		1,337,708
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(222,206)	(550,030)	(37,605)	(78,481)	—		(48,615)
Total distributions	(222,206)	(550,030)	(37,605)	(78,481)	—		(48,615)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	45,033,317	4,880,545	22,038,627	—	11,835,241		10,787,505
Cost of shares redeemed	(7,940,390)	(11,225,607)	(20,719,420)	(1,974,812)	(13,552,011)		(15,639,287)
Change in net assets resulting from capital transactions	37,092,927	(6,345,062)	1,319,207	(1,974,812)	(1,716,770)		(4,851,782)
Change in net assets	76,780,285	(7,984,742)	8,074,235	(1,557,521)	13,175,545		(3,562,689)
NET ASSETS:
Beginning of period	$27,696,320	$35,681,062	$5,388,921	$6,946,442	$18,446,517		$22,009,206
End of period	$104,476,605	$27,696,320	$13,463,156	$5,388,921	$31,622,062		$18,446,517
SHARE TRANSACTIONS:
Beginning of period	625,000	750,000	125,000	175,000	350,000	(b)	450,000	(b)
Issued	—	—	300,000	—	100,000	(b)	200,000	(b)
Issued in-kind	475,000	100,000	75,000	—	25,000	(b)	—	(b)
Redeemed	—	—	—	—	—	(b)	—	(b)
Redemption in-kind	(125,000)	(225,000)	(350,000)	(50,000)	(150,000	)(b)	(300,000	)(b)
Shares outstanding, end of period	975,000	625,000	150,000	125,000	325,000	(b)	350,000	(b)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

See accompanying notes to the financial statements.

220 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Dow30SM		Ultra Financials		Ultra FTSE China 50
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,887,567	$3,912,178	$2,423,942	$7,302,017	$(313,663)	$43,223
Net realized gain (loss)	80,659,309	(11,087,215)	302,224,245	(127,324,064)	2,932,833	(5,740,410)
Change in net unrealized appreciation/depreciation	142,486,666	4,884,970	190,640,287	(14,238,934)	4,227,489	4,772,798
Change in net assets resulting from operations	225,033,542	(2,290,067)	495,288,474	(134,260,981)	6,846,659	(924,389)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(558,454)	(2,745,579)	(2,781,787)	(8,367,729)	—	(1,256,323)
Total distributions	(558,454)	(2,745,579)	(2,781,787)	(8,367,729)	—	(1,256,323)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	551,703,099	98,178,728	145,060,479	31,010,202	17,688,326	23,108,401
Cost of shares redeemed	(575,640,753)	(113,688,788)	(162,148,943)	(175,786,785)	(16,606,011)	(38,954,510)
Change in net assets resulting from capital transactions	(23,937,654)	(15,510,060)	(17,088,464)	(144,776,583)	1,082,315	(15,846,109)
Change in net assets	200,537,434	(20,545,706)	475,418,223	(287,405,293)	7,928,974	(18,026,821)
NET ASSETS:
Beginning of period	$297,782,988	$318,328,694	$448,298,656	$735,703,949	$20,161,957	$38,188,778
End of period	$498,320,422	$297,782,988	$923,716,879	$448,298,656	$28,090,931	$20,161,957
SHARE TRANSACTIONS:
Beginning of period	7,550,000	7,500,000	15,207,750	18,057,750	400,000	650,000
Issued	11,100,000	2,650,000	2,650,000	900,000	250,000	425,000
Issued in-kind	—	—	—	—	—	—
Redeemed	—	—	—	—	(250,000)	(675,000)
Redemption in-kind	(11,750,000)	(2,600,000)	(3,350,000)	(3,750,000)	—	—
Shares outstanding, end of period	6,900,000	7,550,000	14,507,750	15,207,750	400,000	400,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 221

	Ultra FTSE Europe		Ultra Health Care				Ultra High Yield
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(42,088)	$9,774	$190,611		$670,391		$(109,709)	$85,739
Net realized gain (loss)	1,896,339	(2,169,852)	24,659,344		(6,445,017)		154,302	73,184
Change in net unrealized appreciation/depreciation	1,252,036	1,142,508	18,153,574		31,607,138		1,324,987	(212,462)
Change in net assets resulting from operations	3,106,287	(1,017,570)	43,003,529		25,832,512		1,369,580	(53,539)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(30,254)	(116,619)		(365,784)		(319,707)	(203,930)
Total distributions	—	(30,254)	(116,619)		(365,784)		(319,707)	(203,930)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,422,507	1,373,308	17,528,027		26,488,163		46,566,158	1,736,193
Cost of shares redeemed	(2,789,027)	(2,281,685)	(40,726,691)		(40,877,970)		(24,015,252)	—
Change in net assets resulting from capital transactions	(1,366,520)	(908,377)	(23,198,664)		(14,389,807)		22,550,906	1,736,193
Change in net assets	1,739,767	(1,956,201)	19,688,246		11,076,921		23,600,779	1,478,724
NET ASSETS:
Beginning of period	$3,499,695	$5,455,896	$110,716,414		$99,639,493		$4,813,166	$3,334,442
End of period	$5,239,462	$3,499,695	$130,404,660		$110,716,414		$28,413,945	$4,813,166
SHARE TRANSACTIONS:
Beginning of period	100,000	125,000	1,800,000	(g)	2,150,000	(g)	75,000	50,000
Issued	25,000	25,000	175,000	(g)	300,000	(g)	625,000	25,000
Issued in-kind	—	—	50,000	(g)	150,000	(g)	—	—
Redeemed	(50,000)	(50,000)	(125,000	)(g)	—	(g)	(300,000)	—
Redemption in-kind	—	—	(425,000	)(g)	(800,000	)(g)	(25,000)	—
Shares outstanding, end of period	75,000	100,000	1,475,000	(g)	1,800,000	(g)	375,000	75,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 21, 2021.

See accompanying notes to the financial statements.

222 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Industrials				Ultra MidCap400		Ultra MSCI Brazil Capped
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$14,941		$139,897		$217,770	$874,050	$(64,854)	$6,293
Net realized gain (loss)	3,514,515		(118,491)		38,598,782	(17,330,471)	1,918,387	(8,174,063)
Change in net unrealized appreciation/depreciation	13,903,043		(2,265,507)		82,578,947	(6,779,126)	2,303,302	4,484,844
Change in net assets resulting from operations	17,432,499		(2,244,101)		121,395,499	(23,235,547)	4,156,835	(3,682,926)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(36,211)		(128,276)		(268,889)	(1,040,511)	—	(36,888)
Total distributions	(36,211)		(128,276)		(268,889)	(1,040,511)	—	(36,888)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,512,934		3,751,969		35,618,242	129,498,583	1,247,283	2,745,286
Cost of shares redeemed	(3,296,459)		(5,345,344)		(72,618,438)	(130,323,313)	(3,150,599)	(2,370,437)
Change in net assets resulting from capital transactions	8,216,475		(1,593,375)		(37,000,196)	(824,730)	(1,903,316)	374,849
Change in net assets	25,612,763		(3,965,752)		84,126,414	(25,100,788)	2,253,519	(3,344,965)
NET ASSETS:
Beginning of period	$14,837,780		$18,803,532		$105,035,773	$130,136,561	$4,886,269	$8,231,234
End of period	$40,450,543		$14,837,780		$189,162,187	$105,035,773	$7,139,788	$4,886,269
SHARE TRANSACTIONS:
Beginning of period	1,000,000	(k)	1,100,000	(k)	3,675,000	3,675,000	241,557	116,557
Issued	275,000	(k)	200,000	(k)	600,000	2,100,000	50,000	175,000
Issued in-kind	100,000	(k)	—	(k)	500,000	1,700,000	—	—
Redeemed	—	(k)	—	(k)	(150,000)	(1,800,000)	(100,000)	(50,000)
Redemption in-kind	(150,000	)(k)	(300,000	)(k)	(1,750,000)	(2,000,000)	—	—
Shares outstanding, end of period	1,225,000	(k)	1,000,000	(k)	2,875,000	3,675,000	191,557	241,557

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(k)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 25, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 223

	Ultra MSCI EAFE		Ultra MSCI Emerging Markets		Ultra MSCI Japan
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(97,380)	$2,092	$(501,330)	$85,650	$(50,938)	$(14,177)
Net realized gain (loss)	2,805,983	(3,456,502)	12,230,299	(6,786,873)	1,074,325	(673,500)
Change in net unrealized appreciation/depreciation	3,187,495	2,376,200	12,404,023	2,892,682	1,025,730	796,241
Change in net assets resulting from operations	5,896,098	(1,078,210)	24,132,992	(3,808,541)	2,049,117	108,564
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(17,764)	—	(456,050)	—	(6,000)
Tax return of capital	—	—	—	—	—	(863)
Total distributions	—	(17,764)	—	(456,050)	—	(6,863)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	7,417,253	4,152,033	81,768,155	18,737,444	2,296,581	—
Cost of shares redeemed	(3,697,312)	(5,521,918)	(26,057,083)	(37,717,134)	(2,367,519)	(1,434,169)
Change in net assets resulting from capital transactions	3,719,941	(1,369,885)	55,711,072	(18,979,690)	(70,938)	(1,434,169)
Change in net assets	9,616,039	(2,465,859)	79,844,064	(23,244,281)	1,978,179	(1,332,468)
NET ASSETS:
Beginning of period	$3,592,165	$6,058,024	$12,760,936	$36,005,217	$3,918,932	$5,251,400
End of period	$13,208,204	$3,592,165	$92,605,000	$12,760,936	$5,897,111	$3,918,932
SHARE TRANSACTIONS:
Beginning of period	125,000	175,000	250,000	550,000	125,000	175,000
Issued	200,000	100,000	900,000	275,000	50,000	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(75,000)	(150,000)	(275,000)	(575,000)	(50,000)	(50,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	250,000	125,000	875,000	250,000	125,000	125,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

224 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Nasdaq Biotechnology		Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity
	Year Ended May 31, 2021	Year Ended May 31, 2020	January 19, 2021* through May 31, 2021	January 19, 2021* through May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(999,348)	$(302,982)	$(5,495)	$(9,770)
Net realized gain (loss)	74,081,880	(17,776,667)	144,108	—
Change in net unrealized appreciation/depreciation	(35,130,549)	110,226,391	77,658	(163,862)
Change in net assets resulting from operations	37,951,983	92,146,742	216,271	(173,632)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributions	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	280,939,595	49,152,327	4,000,040	4,000,040
Cost of shares redeemed	(215,482,923)	(164,773,349)	(2,257,309)	(1,011,283)
Change in net assets resulting from capital transactions	65,456,672	(115,621,022)	1,742,731	2,988,757
Change in net assets	103,408,655	(23,474,280)	1,959,002	2,815,125
NET ASSETS:
Beginning of period	$183,979,639	$207,453,919	$—	$—
End of period	$287,388,294	$183,979,639	$1,959,002	$2,815,125
SHARE TRANSACTIONS:
Beginning of period	2,600,000	4,750,000	—	—
Issued	200,000	50,000	100,001	100,001
Issued in-kind	3,300,000	800,000	—	—
Redeemed	(350,000)	—	—	(25,000)
Redemption in-kind	(2,350,000)	(3,000,000)	(50,000)	—
Shares outstanding, end of period	3,400,000	2,600,000	50,001	75,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 225

	Ultra Oil & Gas				Ultra QQQ				Ultra Real Estate
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$4,014,682		$2,522,325		$(11,682,255)		$103,509		$774,013	$1,941,174
Net realized gain (loss)	26,090,175		(66,561,944)		1,710,052,490		255,533,943		(19,075,577)	19,363,333
Change in net unrealized appreciation/depreciation	63,220,343		45,719,883		410,296,228		667,365,564		64,427,810	(54,788,364)
Change in net assets resulting from operations	93,325,200		(18,319,736)		2,108,666,463		923,003,016		46,126,246	(33,483,857)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(4,169,364)		(2,099,404)		—		(1,945,486)		(613,192)	(1,939,090)
Total distributions	(4,169,364)		(2,099,404)		—		(1,945,486)		(613,192)	(1,939,090)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	81,427,791		90,847,607		1,454,540,260		731,744,087		32,896,676	196,938,520
Cost of shares redeemed	(75,852,503)		(25,120,723)		(1,639,798,684)		(973,259,740)		(37,931,952)	(222,602,059)
Change in net assets resulting from capital transactions	5,575,288		65,726,884		(185,258,424)		(241,515,653)		(5,035,276)	(25,663,539)
Change in net assets	94,731,124		45,307,744		1,923,408,039		679,541,877		40,477,778	(61,086,486)
NET ASSETS:
Beginning of period	$116,475,543		$71,167,799		$2,371,112,489		$1,691,570,612		$76,646,184	$137,732,670
End of period	$211,206,667		$116,475,543		$4,294,520,528		$2,371,112,489		$117,123,962	$76,646,184
SHARE TRANSACTIONS:
Beginning of period	2,913,236	(l)	595,000	(l)	72,000,000	(b)(l)	81,200,000	(b)(l)	1,483,744	1,833,744
Issued	750,000	(l)	150,000	(l)	15,200,000	(b)(l)	8,000,000	(b)(l)	100,000	2,250,000
Issued in-kind	1,200,000	(l)	2,580,000	(l)	11,750,000	(b)(l)	19,600,000	(b)(l)	400,000	50,000
Redeemed	—	(l)	—	(l)	—	(b)(l)	—	(b)(l)	—	—
Redemption in-kind	(1,700,000	)(l)	(411,764	)(l)	(31,450,000	)(b)(l)	(36,800,000	)(b)(l)	(600,000)	(2,650,000)
Shares outstanding, end of period	3,163,236	(l)	2,913,236	(l)	67,500,000	(b)(l)	72,000,000	(b)(l)	1,383,744	1,483,744

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

(l)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 25, 2021.

See accompanying notes to the financial statements.

226 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Russell2000				Ultra S&P500®				Ultra Semiconductors
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(1,028,961)		$781,012		$11,160,299		$20,933,244		$(19,155)		$568,873
Net realized gain (loss)	173,833,379		(46,452,123)		918,063,517		89,632,711		57,643,268		11,480,079
Change in net unrealized appreciation/depreciation	152,603,267		5,162,776		870,708,018		139,749,323		51,908,796		16,187,388
Change in net assets resulting from operations	325,407,685		(40,508,335)		1,799,931,834		250,315,278		109,532,909		28,236,340
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(58,617)		(1,075,471)		(5,190,269)		(13,884,315)		(105,331)		(603,018)
Total distributions	(58,617)		(1,075,471)		(5,190,269)		(13,884,315)		(105,331)		(603,018)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	775,638,701		278,119,431		2,324,587,585		1,999,735,936		140,489,154		44,118,232
Cost of shares redeemed	(482,962,530)		(272,552,673)		(2,457,702,513)		(2,285,603,351)		(74,223,284)		(32,638,994)
Change in net assets resulting from capital transactions	292,676,171		5,566,758		(133,114,928)		(285,867,415)		66,265,870		11,479,238
Change in net assets	618,025,239		(36,017,048)		1,661,626,637		(49,436,452)		175,693,448		39,112,560
NET ASSETS:
Beginning of period	$124,664,228		$160,681,276		$2,165,828,876		$2,215,265,328		$77,623,803		$38,511,243
End of period	$742,689,467		$124,664,228		$3,827,455,513		$2,165,828,876		$253,317,251		$77,623,803
SHARE TRANSACTIONS:
Beginning of period	5,400,000	(l)	5,300,000	(l)	35,600,000	(b)	40,000,000	(b)	5,600,000	(k)	4,700,000	(k)
Issued	19,100,000	(l)	8,600,000	(l)	17,150,000	(b)	17,500,000	(b)	900,000	(k)	900,000	(k)
Issued in-kind	—	(l)	1,700,000	(l)	10,150,000	(b)	17,500,000	(b)	4,700,000	(k)	2,800,000	(k)
Redeemed	(3,200,000	)(l)	(7,700,000	)(l)	—	(b)	(600,000	)(b)	—	(k)	—	(k)
Redemption in-kind	(8,450,000	)(l)	(2,500,000	)(l)	(29,400,000	)(b)	(38,800,000	)(b)	(3,125,000	)(k)	(2,800,000	)(k)
Shares outstanding, end of period	12,850,000	(l)	5,400,000	(l)	33,500,000	(b)	35,600,000	(b)	8,075,000	(k)	5,600,000	(k)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

(k)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 25, 2021.

(l)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 25, 2021.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 227

	Ultra SmallCap600				Ultra Technology				Ultra Telecommunications
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(30,131)		$122,440		$(2,695,348)		$611,172		$18,392	$18,746
Net realized gain (loss)	1,917,689		(10,082,615)		237,700,185		77,352,896		(12,542)	(105,244)
Change in net unrealized appreciation/depreciation	22,951,072		3,837,712		195,420,094		78,083,582		470,827	(207,088)
Change in net assets resulting from operations	24,838,630		(6,122,463)		430,424,931		156,047,650		476,677	(293,586)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(7,958)		(87,549)		—		(742,927)		(14,027)	(17,115)
Total distributions	(7,958)		(87,549)		—		(742,927)		(14,027)	(17,115)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	12,318,475		3,632,712		214,327,328		120,179,033		1,068,573	1,945,391
Cost of shares redeemed	(5,518,371)		(6,193,393)		(299,261,412)		(158,188,302)		—	(1,688,568)
Change in net assets resulting from capital transactions	6,800,104		(2,560,681)		(84,934,084)		(38,009,269)		1,068,573	256,823
Change in net assets	31,630,776		(8,770,693)		345,490,847		117,295,454		1,531,223	(53,878)
NET ASSETS:
Beginning of period	$14,478,097		$23,248,790		$417,737,851		$300,442,397		$859,443	$913,321
End of period	$46,108,873		$14,478,097		$763,228,698		$417,737,851		$2,390,666	$859,443
SHARE TRANSACTIONS:
Beginning of period	1,250,000	(m)	1,375,000	(m)	10,100,000	(c)	11,800,000	(c)	25,000	25,000
Issued	25,000	(m)	250,000	(m)	1,000,000	(c)	600,000	(c)	25,000	—
Issued in-kind	375,000	(m)	—	(m)	2,450,000	(c)	2,700,000	(c)	—	50,000
Redeemed	—	(m)	—	(m)	—	(c)	—	(c)	—	(50,000)
Redemption in-kind	(200,000	)(m)	(375,000	)(m)	(4,400,000	)(c)	(5,000,000	)(c)	—	—
Shares outstanding, end of period	1,450,000	(m)	1,250,000	(m)	9,150,000	(c)	10,100,000	(c)	50,000	25,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective August 18, 2020.

(m)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 5:1 stock split effective May 25, 2021.

See accompanying notes to the financial statements.

228 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Utilities		UltraPro Dow30SM				UltraPro MidCap400
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$186,284	$430,761	$3,756,328		$4,857,392		$(56,428)		$119,135
Net realized gain (loss)	(1,568,487)	2,144,078	333,836,349		47,147,021		15,327,376		(4,958,005)
Change in net unrealized appreciation/depreciation	4,235,552	(6,720,043)	314,154,037		(20,151,508)		30,522,251		3,157,098
Change in net assets resulting from operations	2,853,349	(4,145,204)	651,746,714		31,852,905		45,793,199		(1,681,772)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(89,337)	(327,939)	(1,653,264)		(3,061,393)		(9,726)		(99,090)
Total distributions	(89,337)	(327,939)	(1,653,264)		(3,061,393)		(9,726)		(99,090)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,176,993	21,587,435	1,157,370,619		1,123,572,236		17,526,663		10,212,048
Cost of shares redeemed	(5,518,309)	(18,834,712)	(1,554,430,853)		(855,155,193)		(22,398,463)		(7,076,664)
Change in net assets resulting from capital transactions	(4,341,316)	2,752,723	(397,060,234)		268,417,043		(4,871,800)		3,135,384
Change in net assets	(1,577,304)	(1,720,420)	253,033,216		297,208,555		40,911,673		1,354,522
NET ASSETS:
Beginning of period	$15,314,695	$17,035,115	$705,052,325		$407,843,770		$20,947,517		$19,592,995
End of period	$13,737,391	$15,314,695	$958,085,541		$705,052,325		$61,859,190		$20,947,517
SHARE TRANSACTIONS:
Beginning of period	300,000	300,000	22,800,000	(l)	9,700,000	(l)	2,125,000	(m)	1,125,000	(m)
Issued	25,000	50,000	9,900,000	(l)	22,800,000	(l)	375,000	(m)	500,000	(m)
Issued in-kind	—	275,000	16,700,000	(l)	16,400,000	(l)	500,000	(m)	875,000	(m)
Redeemed	(25,000)	(100,000)	—	(l)	—	(l)	—	(m)	—	(m)
Redemption in-kind	(75,000)	(225,000)	(36,350,000	)(l)	(26,100,000	)(l)	(1,075,000	)(m)	(375,000	)(m)
Shares outstanding, end of period	225,000	300,000	13,050,000	(l)	22,800,000	(l)	1,925,000	(m)	2,125,000	(m)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(l)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 25, 2021.

(m)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 5:1 stock split effective May 25, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 229

	UltraPro QQQ				UltraPro Russell2000		UltraPro S&P500®
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(36,239,925)		$(1,161,940)		$(842,388)	$386,056	$2,078,867	$9,907,304
Net realized gain (loss)	5,905,595,254		710,748,918		178,693,170	(18,064,251)	773,683,671	99,036,107
Change in net unrealized appreciation/depreciation	2,072,765,461		1,690,794,330		161,433,711	32,011,876	808,847,102	27,967,331
Change in net assets resulting from operations	7,942,120,790		2,400,381,308		339,284,493	14,333,681	1,584,609,640	136,910,742
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(15,367)		(1,544,886)		(11,923)	(153,599)	(1,265,472)	(6,548,284)
Total distributions	(15,367)		(1,544,886)		(11,923)	(153,599)	(1,265,472)	(6,548,284)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	14,695,431,557		7,227,079,652		754,634,730	385,725,157	2,242,123,359	1,905,088,444
Cost of shares redeemed	(16,407,531,794)		(6,983,803,368)		(868,342,638)	(291,005,201)	(2,802,958,861)	(1,767,067,799)
Change in net assets resulting from capital transactions	(1,712,100,237)		243,276,284		(113,707,908)	94,719,956	(560,835,502)	138,020,645
Change in net assets	6,230,005,186		2,642,112,706		225,564,662	108,900,038	1,022,508,666	268,383,103
NET ASSETS:
Beginning of period	$5,831,872,664		$3,189,759,958		$184,955,608	$76,055,570	$1,373,394,184	$1,105,011,081
End of period	$12,061,877,850		$5,831,872,664		$410,520,270	$184,955,608	$2,395,902,850	$1,373,394,184
SHARE TRANSACTIONS:
Beginning of period	140,800,000	(g)	127,100,000	(g)	6,000,000	1,250,000	31,900,000	24,700,000
Issued	112,700,000	(g)	154,100,000	(g)	12,900,000	9,500,000	18,200,000	31,650,000
Issued in-kind	86,500,000	(g)	73,500,000	(g)	—	2,050,000	13,400,000	14,350,000
Redeemed	—	(g)	(600,000	)(g)	(6,500,000)	(4,050,000)	—	—
Redemption in-kind	(222,100,000	)(g)	(213,300,000	)(g)	(8,700,000)	(2,750,000)	(40,950,000)	(38,800,000)
Shares outstanding, end of period	117,900,000	(g)	140,800,000	(g)	3,700,000	6,000,000	22,550,000	31,900,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 21, 2021.

See accompanying notes to the financial statements.

230 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Short 20+ Year Treasury		UltraPro Short Dow30SM				UltraPro Short MidCap400
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(372,392)	$376,143	$(4,173,147)		$1,882,013		$(92,392)		$(13,065)
Net realized gain (loss)	15,232,679	(33,065,460)	(995,442,595)		101,932,337		(19,330,034)		(8,444,304)
Change in net unrealized appreciation/depreciation	(844,586)	7,952,643	384,710,999		(565,026,499)		3,228,971		(6,695,632)
Change in net assets resulting from operations	14,015,701	(24,736,674)	(614,904,743)		(461,212,149)		(16,193,455)		(15,153,001)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(491,855)	—		(3,518,844)		—		(22,318)
Tax return of capital	—	(51,453)#	—		(425,931	)#	—		(1,633	)#
Total distributions	—	(543,308)	—		(3,944,775)		—		(23,951)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	121,956,972	63,478,519	907,813,074		1,603,073,875		10,182,789		28,888,460
Cost of shares redeemed	(69,876,736)	(51,668,370)	(749,537,285)		(576,190,898)		(4,673,660)		(1,675,387)
Change in net assets resulting from capital transactions	52,080,236	11,810,149	158,275,789		1,026,882,977		5,509,129		27,213,073
Change in net assets	66,095,937	(13,469,833)	(456,628,954)		561,726,053		(10,684,326)		12,036,121
NET ASSETS:
Beginning of period	$23,504,798	$36,974,631	$815,975,321		$254,249,268		$14,686,131		$2,650,010
End of period	$89,600,735	$23,504,798	$359,346,367		$815,975,321		$4,001,805		$14,686,131
SHARE TRANSACTIONS:
Beginning of period	793,605	468,729	7,595,991	(n)	1,033,517	(n)	105,235	(h)(n)	8,396	(h)(n)
Issued	3,600,000	1,362,500	14,700,000	(n)	9,775,000	(n)	106,250	(h)(n)	104,688	(h)(n)
Issued in-kind	—	—	—	(n)	—	(n)	—	(h)(n)	—	(h)(n)
Redeemed	(2,250,000)	(1,037,624)	(11,450,000	)(n)	(3,212,526	)(n)	(62,539	)(h)(n)	(7,849	)(h)(n)
Redemption in-kind	—	—	—	(n)	—	(n)	—	(h)(n)	—	(h)(n)
Shares outstanding, end of period	2,143,605	793,605	10,845,991	(n)	7,595,991	(n)	148,946	(h)(n)	105,235	(h)(n)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(h)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

(n)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 25, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 231

	UltraPro Short QQQ				UltraPro Short Russell2000				UltraPro Short S&P500®
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(11,931,418)		$14,421,550		$(1,104,079)		$411,734		$(5,711,368)		$5,419,014
Net realized gain (loss)	(2,512,427,211)		(734,572,583)		(326,798,271)		34,101,074		(1,793,836,595)		7,530,825
Change in net unrealized appreciation/depreciation	759,223,222		(822,328,866)		90,168,684		(139,061,613)		837,064,215		(1,023,502,921)
Change in net assets resulting from operations	(1,765,135,407)		(1,542,479,899)		(237,733,666)		(104,548,805)		(962,483,748)		(1,010,553,082)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(18,558,775)		—		(830,576)		—		(8,052,382)
Tax return of capital	—		(2,946,926	)#	—		(83,391	)#	—		(1,267,615	)#
Total distributions	—		(21,505,701)		—		(913,967)		—		(9,319,997)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	7,199,409,693		4,602,346,834		435,956,128		403,477,964		1,458,234,773		3,131,456,364
Cost of shares redeemed	(4,788,822,629)		(3,055,520,293)		(260,945,478)		(209,142,812)		(1,343,407,933)		(1,398,559,570)
Change in net assets resulting from capital transactions	2,410,587,064		1,546,826,541		175,010,650		194,335,152		114,826,840		1,732,896,794
Change in net assets	645,451,657		(17,159,059)		(62,723,016)		88,872,380		(847,656,908)		713,023,715
NET ASSETS:
Beginning of period	$1,113,508,964		$1,130,668,023		$170,314,816		$81,442,436		$1,323,668,892		$610,645,177
End of period	$1,758,960,621		$1,113,508,964		$107,591,800		$170,314,816		$476,011,984		$1,323,668,892
SHARE TRANSACTIONS:
Beginning of period	23,644,246	(d)	5,084,264	(d)	2,622,628	(i)	562,628	(i)	20,349,727	(i)	3,569,727	(i)
Issued	399,710,000	(d)	44,700,000	(d)	20,720,000	(i)	3,800,000	(i)	45,540,000	(i)	29,100,000	(i)
Issued in-kind	—	(d)	—	(d)	—	(i)	—	(i)	—	(i)	—	(i)
Redeemed	(264,915,161	)(d)	(26,140,018	)(d)	(12,200,790	)(i)	(1,740,000	)(i)	(41,592,380	)(i)	(12,320,000	)(i)
Redemption in-kind	—	(d)	—	(d)	—	(i)	—	(i)	—	(i)	—	(i)
Shares outstanding, end of period	158,439,085	(d)	23,644,246	(d)	11,141,838	(i)	2,622,628	(i)	24,297,347	(i)	20,349,727	(i)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective August 18, 2020.

(i)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 21, 2021.

See accompanying notes to the financial statements.

232 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort 7-10 Year Treasury		UltraShort 20+ Year Treasury		UltraShort Basic Materials
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(298,260)	$530,032	$(5,708,594)	$10,083,146	$(22,442)		$8,684
Net realized gain (loss)	(4,070,102)	(15,699,036)	(19,240,773)	(310,296,328)	(3,638,965)		(284,615)
Change in net unrealized appreciation/depreciation	6,401,272	5,320,829	183,835,207	(34,559,717)	797,931		(2,284,880)
Change in net assets resulting from operations	2,032,910	(9,848,175)	158,885,840	(334,772,899)	(2,863,476)		(2,560,811)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(814,321)	(1,039)	(12,483,123)	—		(31,115)
Tax return of capital	—	(34,057)#	(6,804)	(1,219,628)#	—		—
Total distributions	—	(848,378)	(7,843)	(13,702,751)	—		(31,115)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	24,534,135	2,383,153	1,120,112,194	470,459,959	1,039,261		8,970,343
Cost of shares redeemed	(12,948,525)	(28,781,125)	(298,573,461)	(573,850,748)	(878,145)		(7,555,505)
Change in net assets resulting from capital transactions	11,585,610	(26,397,972)	821,538,733	(103,390,789)	161,116		1,414,838
Change in net assets	13,618,520	(37,094,525)	980,416,730	(451,866,439)	(2,702,360)		(1,177,088)
NET ASSETS:
Beginning of period	$29,871,266	$66,965,791	$434,698,071	$886,564,510	$4,420,498		$5,597,586
End of period	$43,489,786	$29,871,266	$1,415,114,801	$434,698,071	$1,718,138		$4,420,498
SHARE TRANSACTIONS:
Beginning of period	1,950,000	3,350,000	27,056,929	29,856,929	110,178	(o)	85,178	(o)
Issued	1,500,000	150,000	59,000,000	22,050,000	50,000	(o)	150,000	(o)
Issued in-kind	—	—	—	—	—	(o)	—	(o)
Redeemed	(850,000)	(1,550,000)	(17,050,000)	(24,850,000)	(25,000	)(o)	(125,000	)(o)
Redemption in-kind	—	—	—	—	—	(o)	—	(o)
Shares outstanding, end of period	2,600,000	1,950,000	69,006,929	27,056,929	135,178	(o)	110,178	(o)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(o)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 233

	UltraShort Consumer Goods				UltraShort Consumer Services				UltraShort Dow30SM
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(9,329)		$13,592		$(10,443)		$5,945		$(1,240,886)	$1,375,865
Net realized gain (loss)	(1,482,825)		(579,966)		(1,713,108)		(940,981)		(175,964,457)	(5,880,191)
Change in net unrealized appreciation/depreciation	509,340		(636,617)		789,116		(148,662)		64,709,490	(75,890,668)
Change in net assets resulting from operations	(982,814)		(1,202,991)		(934,435)		(1,083,698)		(112,495,853)	(80,394,994)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(23,131)		—		(13,876)		—	(1,956,922)
Tax return of capital	—		(1,337	)#	—		(542	)#	—	(236,306)#
Total distributions	—		(24,468)		—		(14,418)		—	(2,193,228)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	442,847		3,161,021		1,000,852		4,025,147		91,975,438	419,337,519
Cost of shares redeemed	(450)		(3,599,037)		(890,718)		(1,785,845)		(89,399,482)	(269,499,256)
Change in net assets resulting from capital transactions	442,397		(438,016)		110,134		2,239,302		2,575,956	149,838,263
Change in net assets	(540,417)		(1,665,475)		(824,301)		1,141,186		(109,919,897)	67,250,041
NET ASSETS:
Beginning of period	$1,568,345		$3,233,820		$1,764,137		$622,951		$210,349,866	$143,099,825
End of period	$1,027,928		$1,568,345		$939,836		$1,764,137		$100,429,969	$210,349,866
SHARE TRANSACTIONS:
Beginning of period	40,615	(e)(o)	53,115	(e)(o)	81,159	(e)	18,659	(e)	10,504,272	4,654,272
Issued	25,000	(e)(o)	62,500	(e)(o)	75,000	(e)	125,000	(e)	5,950,000	15,600,000
Issued in-kind	—	(e)(o)	—	(e)(o)	—	(e)	—	(e)	—	—
Redeemed	(17	)(e)(o)	(75,000	)(e)(o)	(62,559	)(e)	(62,500	)(e)	(5,800,000)	(9,750,000)
Redemption in-kind	—	(e)(o)	—	(e)(o)	—	(e)	—	(e)	—	—
Shares outstanding, end of period	65,598	(e)(o)	40,615	(e)(o)	93,600	(e)	81,159	(e)	10,654,272	10,504,272

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective August 18, 2020.

(o)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

See accompanying notes to the financial statements.

234 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Financials				UltraShort FTSE China 50		UltraShort FTSE Europe
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(248,277)		$110,309		$(236,739)	$124,432	$(116,485)	$28,957
Net realized gain (loss)	(21,905,967)		(10,072,189)		(11,378,838)	(233,269)	(15,763,355)	156,334
Change in net unrealized appreciation/depreciation	(2,187,218)		(3,369,034)		(6,808,173)	(5,918,203)	4,275,387	(7,748,323)
Change in net assets resulting from operations	(24,341,462)		(13,330,914)		(18,423,750)	(6,027,040)	(11,604,453)	(7,563,032)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(237,696)		—	(283,869)	—	(103,520)
Tax return of capital	—		(13,854	)#	—	(16,419)#	—	(9,432)#
Total distributions	—		(251,550)		—	(300,288)	—	(112,952)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	7,210,780		38,583,826		16,555,429	70,492,086	1,830,466	19,984,753
Cost of shares redeemed	(12,223,203)		(10,150,919)		(22,684,768)	(61,396,827)	(5,849,968)	(6,154,803)
Change in net assets resulting from capital transactions	(5,012,423)		28,432,907		(6,129,339)	9,095,259	(4,019,502)	13,829,950
Change in net assets	(29,353,885)		14,850,443		(24,553,089)	2,767,931	(15,623,955)	6,153,966
NET ASSETS:
Beginning of period	$42,263,241		$27,412,798		$41,151,674	$38,383,743	$22,924,336	$16,770,370
End of period	$12,909,356		$42,263,241		$16,598,585	$41,151,674	$7,300,381	$22,924,336
SHARE TRANSACTIONS:
Beginning of period	1,572,416	(h)	722,416	(h)	751,947	551,947	812,119	487,119
Issued	337,500	(h)	1,112,500	(h)	500,000	1,150,000	100,000	525,000
Issued in-kind	—	(h)	—	(h)	—	—	—	—
Redeemed	(613,221	)(h)	(262,500	)(h)	(700,000)	(950,000)	(300,000)	(200,000)
Redemption in-kind	—	(h)	—	(h)	—	—	—	—
Shares outstanding, end of period	1,296,695	(h)	1,572,416	(h)	551,947	751,947	612,119	812,119

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(h)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 235

	UltraShort Health Care				UltraShort Industrials				UltraShort MidCap400
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(17,397)		$15,689		$(15,384)		$4,342		$(36,423)		$9,311
Net realized gain (loss)	(1,631,347)		(238,247)		(3,053,067)		(296,443)		(6,797,539)		495,384
Change in net unrealized appreciation/depreciation	745,770		(985,739)		1,327,126		(1,255,026)		2,923,599		(3,327,667)
Change in net assets resulting from operations	(902,974)		(1,208,297)		(1,741,325)		(1,547,127)		(3,910,363)		(2,822,972)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(25,813)		—		(21,148)		—		(29,126)
Tax return of capital	—		(2,217	)#	—		—		—		(2,882	)#
Total distributions	—		(28,030)		—		(21,148)		—		(32,008)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,573,009		1,983,866		847,786		4,779,264		1,150,336		6,325,033
Cost of shares redeemed	(1,480,796)		(1,393,113)		(1,431,542)		(2,328,912)		(1,625,743)		—
Change in net assets resulting from capital transactions	92,213		590,753		(583,756)		2,450,352		(475,407)		6,325,033
Change in net assets	(810,761)		(645,574)		(2,325,081)		882,077		(4,385,770)		3,470,053
NET ASSETS:
Beginning of period	$2,078,144		$2,723,718		$3,268,271		$2,386,194		$6,393,102		$2,923,049
End of period	$1,267,383		$2,078,144		$943,190		$3,268,271		$2,007,332		$6,393,102
SHARE TRANSACTIONS:
Beginning of period	80,453	(o)	55,453	(o)	83,961	(h)(o)	40,211	(h)(o)	126,125	(h)(o)	38,625	(h)(o)
Issued	62,500	(o)	62,500	(o)	31,250	(h)(o)	93,750	(h)(o)	25,000	(h)(o)	87,500	(h)(o)
Issued in-kind	—	(o)	—	(o)	—	(h)(o)	—	(h)(o)	—	(h)(o)	—	(h)(o)
Redeemed	(62,500	)(o)	(37,500	)(o)	(50,024	)(h)(o)	(50,000	)(h)(o)	(37,535	)(h)(o)	—	(h)(o)
Redemption in-kind	—	(o)	—	(o)	—	(h)(o)	—	(h)(o)	—	(h)(o)	—	(h)(o)
Shares outstanding, end of period	80,453	(o)	80,453	(o)	65,187	(h)(o)	83,961	(h)(o)	113,590	(h)(o)	126,125	(h)(o)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(h)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

(o)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

See accompanying notes to the financial statements.

236 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort MSCI Brazil Capped				UltraShort MSCI EAFE		UltraShort MSCI Emerging Markets
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(195,245)		$222,651		$(19,119)	$2,908	$(84,675)	$66,169
Net realized gain (loss)	(21,538,222)		361,954		(1,314,138)	(74,774)	(14,009,251)	(184,215)
Change in net unrealized appreciation/depreciation	(2,321,890)		4,969,541		(257,751)	(730,458)	3,913,349	(2,510,710)
Change in net assets resulting from operations	(24,055,357)		5,554,146		(1,591,008)	(802,324)	(10,180,577)	(2,628,756)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(373,544)		—	(16,211)	—	(150,101)
Tax return of capital	—		(10,347	)#	—	(689)#	—	(11,162)#
Total distributions	—		(383,891)		—	(16,900)	—	(161,263)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	31,863,363		131,312,014		—	3,329,571	4,337,729	23,002,269
Cost of shares redeemed	(33,070,783)		(128,400,582)		—	(3,066,428)	(5,351,898)	(22,821,329)
Change in net assets resulting from capital transactions	(1,207,420)		2,911,432		—	263,143	(1,014,169)	180,940
Change in net assets	(25,262,777)		8,081,687		(1,591,008)	(556,081)	(11,194,746)	(2,609,079)
NET ASSETS:
Beginning of period	$37,698,150		$29,616,463		$3,001,413	$3,557,494	$16,661,517	$19,270,596
End of period	$12,435,373		$37,698,150		$1,410,405	$3,001,413	$5,466,771	$16,661,517
SHARE TRANSACTIONS:
Beginning of period	867,440	(o)	542,440	(o)	137,428	137,428	438,771	413,771
Issued	1,350,000	(o)	2,187,500	(o)	—	100,000	150,000	550,000
Issued in-kind	—	(o)	—	(o)	—	—	—	—
Redeemed	(1,300,000	)(o)	(1,862,500	)(o)	—	(100,000)	(225,000)	(525,000)
Redemption in-kind	—	(o)	—	(o)	—	—	—	—
Shares outstanding, end of period	917,440	(o)	867,440	(o)	137,428	137,428	363,771	438,771

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(o)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 237

	UltraShort MSCI Japan		UltraShort Nasdaq Biotechnology				UltraShort Oil & Gas
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021	Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(62,001)	$(17,296)	$(106,474)		$194,388		$(162,235)	$26,432
Net realized gain (loss)	(2,822,311)	(1,650,184)	(8,241,188)		(6,760,719)		(23,104,837)	23,604,607
Change in net unrealized appreciation/depreciation	(911,084)	(1,224,419)	3,869,641		(7,455,364)		7,911,197	(21,438,305)
Change in net assets resulting from operations	(3,795,396)	(2,891,899)	(4,478,021)		(14,021,695)		(15,355,875)	2,192,734
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(15,538)	—		(285,363)		—	(73,341)
Tax return of capital	—	—	—		(29,312	)#	—	(5,805)#
Total distributions	—	(15,538)	—		(314,675)		—	(79,146)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	517,911	16,088,570	23,184,039		14,736,464		38,941,467	41,608,649
Cost of shares redeemed	(3,137,290)	(9,057,702)	(21,595,981)		(14,251,822)		(22,732,728)	(46,539,139)
Change in net assets resulting from capital transactions	(2,619,379)	7,030,868	1,588,058		484,642		16,208,739	(4,930,490)
Change in net assets	(6,414,775)	4,123,431	(2,889,963)		(13,851,728)		852,864	(2,816,902)
NET ASSETS:
Beginning of period	$11,214,540	$7,091,109	$12,556,189		$26,407,917		$16,400,668	$19,217,570
End of period	$4,799,765	$11,214,540	$9,666,226		$12,556,189		$17,253,532	$16,400,668
SHARE TRANSACTIONS:
Beginning of period	474,913	224,913	371,250	(f)	321,250	(f)	367,108	417,108
Issued	25,000	550,000	937,500	(f)	262,500	(f)	1,550,000	800,000
Issued in-kind	—	—	—	(f)	—	(f)	—	—
Redeemed	(150,000)	(300,000)	(862,654	)(f)	(212,500	)(f)	(600,000)	(850,000)
Redemption in-kind	—	—	—	(f)	—	(f)	—	—
Shares outstanding, end of period	349,913	474,913	446,096	(f)	371,250	(f)	1,317,108	367,108

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective August 18, 2020.

See accompanying notes to the financial statements.

238 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort QQQ				UltraShort Real Estate				UltraShort Russell2000
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(2,083,885)		$3,866,425		$(276,418)		$103,921		$(799,032)		$530,967
Net realized gain (loss)	(371,427,541)		(130,990,780)		(22,401,573)		(2,622,094)		(194,691,650)		51,839,329
Change in net unrealized appreciation/depreciation	147,327,079		(114,186,693)		1,359,407		(13,505,269)		81,375,979		(114,850,404)
Change in net assets resulting from operations	(226,184,347)		(241,311,048)		(21,318,584)		(16,023,442)		(114,114,703)		(62,480,108)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(4,971,861)		—		(251,908)		—		(894,761)
Tax return of capital	—		(640,719	)#	—		(22,372	)#	—		(99,748	)#
Total distributions	—		(5,612,580)		—		(274,280)		—		(994,509)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	737,455,753		743,689,959		21,783,218		53,080,450		194,590,688		208,676,997
Cost of shares redeemed	(538,075,095)		(603,885,483)		(38,707,472)		(3,533,951)		(139,653,180)		(110,847,944)
Change in net assets resulting from capital transactions	199,380,658		139,804,476		(16,924,254)		49,546,499		54,937,508		97,829,053
Change in net assets	(26,803,689)		(107,119,152)		(38,242,838)		33,248,777		(59,177,195)		34,354,436
NET ASSETS:
Beginning of period	$248,507,113		$355,626,265		$54,669,432		$21,420,655		$132,946,712		$98,592,276
End of period	$221,703,424		$248,507,113		$16,426,594		$54,669,432		$73,769,517		$132,946,712
SHARE TRANSACTIONS:
Beginning of period	4,261,058	(j)	2,423,558	(j)	1,572,919	(o)	472,919	(o)	2,864,859	(j)	1,452,359	(j)
Issued	22,100,000	(j)	7,700,000	(j)	750,000	(o)	1,175,000	(o)	8,850,000	(j)	3,062,500	(j)
Issued in-kind	—	(j)	—	(j)	—	(o)	—	(o)	—	(j)	—	(j)
Redeemed	(16,915,284	)(j)	(5,862,500	)(j)	(1,375,000	)(o)	(75,000	)(o)	(6,400,893	)(j)	(1,650,000	)(j)
Redemption in-kind	—	(j)	—	(j)	—	(o)	—	(o)	—	(j)	—	(j)
Shares outstanding, end of period	9,445,774	(j)	4,261,058	(j)	947,919	(o)	1,572,919	(o)	5,313,966	(j)	2,864,859	(j)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(j)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 21, 2021.

(o)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 239

	UltraShort S&P500®		UltraShort Semiconductors				UltraShort SmallCap600
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(6,884,645)	$9,682,509	$(41,773)		$35,848		$(44,801)		$(4,701)
Net realized gain (loss)	(1,136,300,751)	(103,723,513)	(5,907,472)		(11,448,891)		(10,893,634)		934,815
Change in net unrealized appreciation/depreciation	399,483,934	(583,214,399)	(19,542)		417,781		4,556,384		(5,189,479)
Change in net assets resulting from operations	(743,701,462)	(677,255,403)	(5,968,787)		(10,995,262)		(6,382,051)		(4,259,365)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(12,790,703)	—		(63,259)		—		(21,071)
Tax return of capital	—	(2,070,245)#	—		(4,589	)#	—		—
Total distributions	—	(14,860,948)	—		(67,848)		—		(21,071)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	827,177,086	2,628,600,378	3,855,421		19,153,963		—		10,878,519
Cost of shares redeemed	(980,866,395)	(1,587,936,653)	(2,706,281)		(7,656,330)		(1,053,066)		(557,657)
Change in net assets resulting from capital transactions	(153,689,309)	1,040,663,725	1,149,140		11,497,633		(1,053,066)		10,320,862
Change in net assets	(897,390,771)	348,547,374	(4,819,647)		434,523		(7,435,117)		6,040,426
NET ASSETS:
Beginning of period	$1,480,038,514	$1,131,491,140	$7,553,516		$7,118,993		$9,499,302		$3,458,876
End of period	$582,647,743	$1,480,038,514	$2,733,869		$7,553,516		$2,064,185		$9,499,302
SHARE TRANSACTIONS:
Beginning of period	71,946,067	32,096,067	58,997	(f)(n)	13,685	(f)(n)	102,916	(h)(n)	27,916	(h)(n)
Issued	59,850,000	93,750,000	71,875	(f)(n)	75,000	(f)(n)	—	(h)(n)	81,250	(h)(n)
Issued in-kind	—	—	—	(f)(n)	—	(f)(n)	—	(h)(n)	—	(h)(n)
Redeemed	(70,450,000)	(53,900,000)	(56,286	)(f)(n)	(29,688	)(f)(n)	(18,775	)(h)(n)	(6,250	)(h)(n)
Redemption in-kind	—	—	—	(f)(n)	—	(f)(n)	—	(h)(n)	—	(h)(n)
Shares outstanding, end of period	61,346,067	71,946,067	74,586	(f)(n)	58,997	(f)(n)	84,141	(h)(n)	102,916	(h)(n)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective August 18, 2020.

(h)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

(n)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 25, 2021.
See accompanying notes to the financial statements.

240 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Technology				UltraShort Utilities
	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2021		Year Ended May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(52,912)		$24,766		$(19,890)		$13,085
Net realized gain (loss)	(7,248,960)		(3,318,766)		(161,695)		(1,280,308)
Change in net unrealized appreciation/depreciation	1,477,267		(2,130,932)		(539,269)		(68,579)
Change in net assets resulting from operations	(5,824,605)		(5,424,932)		(720,854)		(1,335,802)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		(46,172)		—		(25,931)
Tax return of capital	—		(4,809	)#	—		(2,040	)#
Total distributions	—		(50,981)		—		(27,971)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	16,341,690		7,097,412		4,516,358		4,735,586
Cost of shares redeemed	(10,507,138)		(2,119,526)		(3,320,041)		(5,926,720)
Change in net assets resulting from capital transactions	5,834,552		4,977,886		1,196,317		(1,191,134)
Change in net assets	9,947		(498,027)		475,463		(2,554,907)
NET ASSETS:
Beginning of period	$4,855,871		$5,353,898		$1,871,726		$4,426,633
End of period	$4,865,818		$4,855,871		$2,347,189		$1,871,726
SHARE TRANSACTIONS:
Beginning of period	162,881	(f)	62,885	(f)	81,245	(h)	118,745	(h)
Issued	1,012,500	(f)	143,750	(f)	237,500	(h)	162,500	(h)
Issued in-kind	—	(f)	—	(f)	—	(h)	—	(h)
Redeemed	(737,647	)(f)	(43,754	)(f)	(175,025	)(h)	(200,000	)(h)
Redemption in-kind	—	(f)	—	(f)	—	(h)	—	(h)
Shares outstanding, end of period	437,734	(f)	162,881	(f)	143,720	(h)	81,245	(h)

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective August 18, 2020.

(h)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 241

FINANCIAL HIGHLIGHTS

242 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2021	$23.86	$(0.23)	$1.19	$—	$0.96	$—	$—	$—		$—	$24.82	4.04%	3.77%	1.10%	0.95%	(1.09)%	(0.94)%	$89,977	—%
Year ended May 31, 2020	27.27	0.17	(3.24)	—	(3.07)	(0.32)	—	(0.02	)#	(0.34)	23.86	(11.40)	(11.28)	1.22	0.95	0.40	0.67	15,507	—
Year ended May 31, 2019	29.07	0.32	(1.82)	—	(1.50)	(0.30)	—	—		(0.30)	27.27	(5.21)	(5.36)	1.04	0.95	1.00	1.09	25,228	—
Year ended May 31, 2018	28.08	0.06	0.93	—	0.99	—	—	—		—	29.07	3.53	3.75	1.05	0.95	0.11	0.21	83,576	—
Year ended May 31, 2017	28.13	(0.15)	0.10 (i)	—	(0.05)	—	—	—		—	28.08	(0.19)	(0.43)	1.11	0.95	(0.69)	(0.53)	40,012	—
Short 20+ Year Treasury
Year ended May 31, 2021	15.53	(0.15)	2.22	—	2.07	—	—	—		—	17.60	13.36	13.62	0.92	0.92	(0.87)	(0.87)	597,553	—
Year ended May 31, 2020	20.67	0.22	(5.06)	—	(4.84)	(0.26)	—	(0.04	)#	(0.30)	15.53	(23.72)	(23.43)	0.94	0.94	1.18	1.18	159,921	—
Year ended May 31, 2019	22.67	0.28	(2.02)	—	(1.74)	(0.26)	—	—		(0.26)	20.67	(7.75)	(8.42)	0.92	0.92	1.23	1.23	317,346	—
Year ended May 31, 2018	22.62	0.07	(0.02)	—	0.05	—	—	—		—	22.67	0.23	0.57	0.91	0.91	0.30	0.30	631,426	—
Year ended May 31, 2017	22.52	(0.11)	0.21	—	0.10	—	—	—		—	22.62	0.46	0.49	0.92	0.92	(0.51)	(0.51)	675,250	—
Short Basic Materials
Year ended May 31, 2021	17.00	(0.12)	(7.05)	—	(7.17)	—	—	—		—	9.83	(42.16)	(42.04)	6.13	0.95	(6.12)	(0.94)	983	—
Year ended May 31, 2020	20.32	0.04	(3.29)	—	(3.25)	(0.06)	—	(0.01	)#	(0.07)	17.00	(16.00)	(16.01)	4.13	0.95	(2.98)	0.21	1,700	—
Year ended May 31, 2019	17.84	0.12	2.47	—	2.59	(0.11)	—	—		(0.11)	20.32	14.50	17.03	5.96	0.95	(4.36)	0.65	1,016	—
Year ended May 31, 2018	20.72	0.03	(2.91)	—	(2.88)	—	—	—		—	17.84	(13.88)	(16.37)	4.22	0.95	(3.11)	0.16	1,784	—
Year ended May 31, 2017	24.91	(0.15)	(4.04)	—	(4.19)	—	—	—		—	20.72	(16.83)	(16.11)	2.67	0.95	(2.36)	(0.64)	2,072	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 243

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Dow30SM
Year ended May 31, 2021	$49.16	$(0.36)	$(14.68)		$—	$(15.04)	$—	$—	$—		$—	$34.12	(30.59)%	(30.65)%	0.96%	0.95%	(0.88)%	(0.86)%	$232,824	—%
Year ended May 31, 2020	57.46	0.27	(7.93)		—	(7.66)	(0.59)	—	(0.05	)#	(0.64)	49.16	(13.40)	(13.38)	0.99	0.95	0.47	0.51	502,585	—
Year ended May 31, 2019	59.62	0.77	(2.29)		—	(1.52)	(0.64)	—	—		(0.64)	57.46	(2.54)	(2.55)	0.98	0.95	1.32	1.35	268,563	—
Year ended May 31, 2018(q)	70.91	0.26	(11.47)		—	(11.21)	(0.08)	—	—		(0.08)	59.62	(15.82)	(15.78)	0.97	0.95	0.39	0.41	233,932	—
Year ended May 31, 2017(q)	86.52	(0.41)	(15.20)		—	(15.61)	—	—	—		—	70.91	(18.04)	(18.08)	0.98	0.95	(0.55)	(0.52)	257,940	—
Short Financials
Year ended May 31, 2021	20.49	(0.16)	(7.61)		—	(7.77)	—	—	—		—	12.72	(37.93)	(37.85)	1.29	0.95	(1.28)	(0.93)	9,855	—
Year ended May 31, 2020	22.52	0.09	(1.92)		—	(1.83)	(0.18)	—	(0.02	)#	(0.20)	20.49	(8.12)	(8.43)	1.27	0.95	0.11	0.43	32,272	—
Year ended May 31, 2019	23.14	0.23	(0.69	)(i)	—	(0.46)	(0.16)	—	—		(0.16)	22.52	(2.03)	(1.94)	1.27	0.95	0.68	1.01	21,956	—
Year ended May 31, 2018(r)	27.22	0.03	(4.11)		—	(4.08)	—	—	—		—	23.14	(14.99)	(15.14)	1.22	0.95	(0.15)	0.11	19,089	—
Year ended May 31, 2017(r)	32.90	(0.18)	(5.50)		—	(5.68)	—	—	—		—	27.22	(17.24)	(16.93)	1.15	0.95	(0.80)	(0.60)	29,266	—
Short FTSE China 50
Year ended May 31, 2021	18.64	(0.14)	(4.32)		—	(4.46)	—	—	—		—	14.18	(23.94)	(24.08)	2.34	0.95	(2.33)	(0.94)	2,835	—
Year ended May 31, 2020	20.20	0.05	(1.46)		—	(1.41)	(0.14)	—	(0.01	)#	(0.15)	18.64	(6.97)	(6.84)	1.98	0.95	(0.75)	0.28	6,524	—
Year ended May 31, 2019	18.57	0.19	1.53		—	1.72	(0.09)	—	—		(0.09)	20.20	9.30	9.77	2.05	0.95	(0.15)	0.95	8,079	—
Year ended May 31, 2018	23.07	0.02	(4.52)		—	(4.50)	—	—	—		—	18.57	(19.52)	(20.01)	2.00	0.95	(0.94)	0.11	5,570	—
Year ended May 31, 2017	29.44	(0.15)	(6.22)		—	(6.37)	—	—	—		—	23.07	(21.64)	(21.62)	1.62	0.95	(1.26)	(0.59)	9,228	—

See accompanying notes to the financial statements.

244 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short High Yield
Year ended May 31, 2021	$20.88	$(0.18)	$(2.47)	$—	$(2.65)	$—	$—	$—		$—	$18.23	(12.70)%	(12.70)%	1.05%	0.95%	(1.01)%	(0.91)%	$54,685	—%
Year ended May 31, 2020	22.17	0.10	(1.17)	—	(1.07)	(0.21)	—	(0.01	)#	(0.22)	20.88	(4.83)	(4.81)	1.02	0.95	0.42	0.48	119,021	—
Year ended May 31, 2019	23.25	0.24	(1.10)	—	(0.86)	(0.22)	—	—		(0.22)	22.17	(3.75)	(3.89)	1.00	0.95	1.00	1.05	113,047	—
Year ended May 31, 2018	23.58	0.08	(0.41)	—	(0.33)	— (h)	—	—		— (h)	23.25	(1.37)	(1.38)	0.99	0.95	0.29	0.33	140,683	—
Year ended May 31, 2017	26.78	(0.14)	(3.06)	—	(3.20)	—	—	—		—	23.58	(11.96)	(11.91)	0.99	0.95	(0.60)	(0.56)	122,618	—
Short MidCap400
Year ended May 31, 2021	40.36	(0.30)	(15.74)	—	(16.04)	—	—	—		—	24.32	(39.75)	(39.76)	1.22	0.95	(1.21)	(0.94)	12,004	—
Year ended May 31, 2020	46.08	0.09	(5.33)	—	(5.24)	(0.46)	—	(0.02	)#	(0.48)	40.36	(11.42)	(11.51)	1.37	0.95	(0.22)	0.20	31,022	—
Year ended May 31, 2019	43.50	0.57	2.32 (i)	—	2.89	(0.31)	—	—		(0.31)	46.08	6.65	6.74	1.38	0.95	0.84	1.28	14,683	—
Year ended May 31, 2018(q)	50.02	0.09	(6.61)	—	(6.52)	—	—	—		—	43.50	(13.03)	(13.16)	1.40	0.95	(0.25)	0.20	10,600	—
Year ended May 31, 2017(q)	59.62	(0.32)	(9.28)	—	(9.60)	—	—	—		—	50.02	(16.11)	(15.97)	1.22	0.95	(0.85)	(0.58)	14,693	—
Short MSCI EAFE
Year ended May 31, 2021	26.23	(0.21)	(7.83)	—	(8.04)	—	—	—		—	18.19	(30.66)	(30.69)	1.28	0.95	(1.26)	(0.93)	9,549	—
Year ended May 31, 2020	27.52	0.11	(1.10)	—	(0.99)	(0.29)	—	(0.01	)#	(0.30)	26.23	(3.54)	(3.55)	1.15	0.95	0.19	0.39	45,247	—
Year ended May 31, 2019	25.74	0.32	1.64	—	1.96	(0.18)	—	—		(0.18)	27.52	7.62	7.72	1.12	0.95	1.00	1.16	40,588	—
Year ended May 31, 2018	27.79	0.04	(2.09)	—	(2.05)	—	—	—		—	25.74	(7.38)	(7.42)	1.22	0.95	(0.12)	0.15	18,662	—
Year ended May 31, 2017	33.20	(0.18)	(5.23)	—	(5.41)	—	—	—		—	27.79	(16.30)	(16.24)	1.06	0.95	(0.69)	(0.57)	32,655	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 245

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MSCI Emerging Markets
Year ended May 31, 2021	$18.52	$(0.13)	$(6.53)	$—	$(6.66)	$—	$—	$—		$—	$11.86	(35.98)%	(35.96)%	1.12%	0.95%	(1.10)%	(0.93)%	$20,747	—%
Year ended May 31, 2020	19.50	0.11	(0.89)	—	(0.78)	(0.18)	—	(0.02	)#	(0.20)	18.52	(3.96)	(3.83)	1.05	0.95	0.47	0.57	87,971	—
Year ended May 31, 2019	18.24	0.21	1.28	—	1.49	(0.23)	—	—		(0.23)	19.50	8.11	7.97	0.99	0.95	1.02	1.06	95,536	—
Year ended May 31, 2018	21.06	0.04	(2.86)	—	(2.82)	—	—	—		—	18.24	(13.39)	(13.39)	0.98	0.95	0.19	0.22	156,881	—
Year ended May 31, 2017	27.77	(0.13)	(6.58)	—	(6.71)	—	—	—		—	21.06	(24.15)	(24.16)	0.98	0.95	(0.56)	(0.53)	159,020	—
Short Oil & Gas
Year ended May 31, 2021	29.86	(0.25)	(12.04)	—	(12.29)	—	—	—		—	17.57	(41.14)	(41.20)	2.63	0.95	(2.63)	(0.94)	3,075	—
Year ended May 31, 2020	26.68	(0.03)	3.35 (i)	—	3.32	(0.14)	—	—		(0.14)	29.86	12.55	12.47	3.64	0.95	(2.79)	(0.10)	3,732	—
Year ended May 31, 2019	21.33	0.21	5.22	—	5.43	(0.08)	—	—		(0.08)	26.68	25.47	25.14	4.80	0.95	(2.96)	0.89	2,001	—
Year ended May 31, 2018	26.27	0.01	(4.95)	—	(4.94)	—	—	—		—	21.33	(18.82)	(18.76)	3.04	0.95	(2.04)	0.05	1,600	—
Year ended May 31, 2017	26.79	(0.16)	(0.36)	—	(0.52)	—	—	—		—	26.27	(1.93)	(1.74)	2.31	0.95	(2.00)	(0.64)	3,284	—
Short QQQ
Year ended May 31, 2021	20.33	(0.13)	(6.98)	—	(7.11)	—	—	—		—	13.22	(34.99)	(35.09)	1.00	0.95	(0.90)	(0.85)	595,528	—
Year ended May 31, 2020	30.49	0.24	(10.03)	—	(9.79)	(0.33)	—	(0.04	)#	(0.37)	20.33	(32.40)	(32.33)	1.02	0.95	0.86	0.92	502,349	—
Year ended May 31, 2019	32.17	0.46	(1.75)	—	(1.29)	(0.39)	—	—		(0.39)	30.49	(4.03)	(3.97)	1.01	0.95	1.42	1.48	652,888	—
Year ended May 31, 2018	39.55	0.16	(7.49)	—	(7.33)	(0.05)	—	—		(0.05)	32.17	(18.55)	(18.62)	1.01	0.95	0.37	0.43	330,128	—
Year ended May 31, 2017	51.81	(0.24)	(12.02)	—	(12.26)	—	—	—		—	39.55	(23.67)	(23.66)	1.03	0.95	(0.60)	(0.52)	281,284	—

See accompanying notes to the financial statements.

246 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Real Estate
Year ended May 31, 2021	$13.30	$(0.11)	$(3.63)	$—	$(3.74)	$—	$—	$—		$—	$9.56	(28.07)%	(28.20)%	1.37%	0.95%	(1.35)%	(0.94)%	$7,652	—%
Year ended May 31, 2020	14.19	0.01	(0.77)	—	(0.76)	(0.12)	—	(0.01	)#	(0.13)	13.30	(5.31)	(5.43)	1.60	0.95	(0.57)	0.08	27,274	—
Year ended May 31, 2019	16.25	0.17	(2.12)	—	(1.95)	(0.11)	—	—		(0.11)	14.19	(12.06)	(11.88)	1.70	0.95	0.40	1.14	8,513	—
Year ended May 31, 2018	16.76	0.02	(0.53)	—	(0.51)	—	—	—		—	16.25	(3.07)	(3.19)	1.39	0.95	(0.33)	0.11	9,750	—
Year ended May 31, 2017	18.03	(0.10)	(1.17)	—	(1.27)	—	—	—		—	16.76	(7.03)	(7.01)	1.30	0.95	(0.93)	(0.58)	15,088	—
Short Russell2000
Year ended May 31, 2021	38.01	(0.24)	(16.35)	—	(16.59)	—	—	—		—	21.42	(43.66)	(43.71)	1.02	0.95	(0.92)	(0.85)	273,412	—
Year ended May 31, 2020	42.76	0.26	(4.49)	—	(4.23)	(0.47)	—	(0.05	)#	(0.52)	38.01	(9.94)	(9.96)	1.03	0.95	0.55	0.63	485,265	—
Year ended May 31, 2019	39.36	0.58	3.29	—	3.87	(0.47)	—	—		(0.47)	42.76	9.89	9.98	1.02	0.95	1.36	1.43	351,303	—
Year ended May 31, 2018	47.91	0.19	(8.67)	—	(8.48)	(0.07)	—	—		(0.07)	39.36	(17.71)	(17.75)	1.02	0.95	0.37	0.44	248,618	—
Year ended May 31, 2017	59.34	(0.26)	(11.17)	—	(11.43)	—	—	—		—	47.91	(19.27)	(19.30)	1.02	0.95	(0.56)	(0.49)	345,730	—
Short S&P500®
Year ended May 31, 2021	22.96	(0.15)	(7.04)	—	(7.19)	—	—	—		—	15.77	(31.31)	(31.38)	0.88	0.88	(0.77)	(0.77)	1,404,720	—
Year ended May 31, 2020	28.53	0.16	(5.38)	—	(5.22)	(0.32)	—	(0.03	)#	(0.35)	22.96	(18.45)	(18.40)	0.90	0.90	0.63	0.63	3,697,429	—
Year ended May 31, 2019	29.53	0.44	(1.06)	—	(0.62)	(0.38)	—	—		(0.38)	28.53	(2.10)	(2.10)	0.89	0.89	1.52	1.52	2,060,778	—
Year ended May 31, 2018	33.69	0.15	(4.25)	—	(4.10)	(0.06)	—	—		(0.06)	29.53	(12.20)	(12.18)	0.89	0.89	0.46	0.46	1,374,040	—
Year ended May 31, 2017(k)	39.87	(0.17)	(6.01)	—	(6.18)	—	—	—		—	33.69	(15.49)	(15.45)	0.89	0.89	(0.47)	(0.47)	2,013,469	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 247

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short SmallCap600
Year ended May 31, 2021	$32.60	$(0.23)	$(15.02)	$—	$(15.25)	$—	$—	$—		$—	$17.35	(46.78)%	(46.75)%	1.66%	0.95%	(1.65)%	(0.94)%	$4,662	—%
Year ended May 31, 2020	34.96	— (h)	(2.08)	—	(2.08)	(0.27)	—	(0.01	)#	(0.28)	32.60	(5.93)	(5.96)	2.21	0.95	(1.27)	(0.01)	13,651	—
Year ended May 31, 2019	31.57	0.35	3.19	—	3.54	(0.15)	—	—		(0.15)	34.96	11.22	11.11	2.63	0.95	(0.59)	1.08	4,149	—
Year ended May 31, 2018	39.09	0.04	(7.56)	—	(7.52)	—	—	—		—	31.57	(19.25)	(19.31)	1.68	0.95	(0.62)	0.11	3,747	—
Year ended May 31, 2017	48.08	(0.22)	(8.77)	—	(8.99)	—	—	—		—	39.09	(18.69)	(18.40)	1.39	0.95	(0.98)	(0.54)	17,346	—
Ultra 7-10 Year Treasury
Year ended May 31, 2021	75.97	0.29	(8.79)	—	(8.50)	(0.33)	—	—		(0.33)	67.14	(11.23)	(11.19)	1.25	0.95	0.09	0.39	18,464	56
Year ended May 31, 2020	60.72	0.68	15.28	—	15.96	(0.71)	—	—		(0.71)	75.97	26.49	26.24	1.20	0.95	0.77	1.02	34,187	193
Year ended May 31, 2019	54.31	0.94	6.56	—	7.50	(1.09)	—	—		(1.09)	60.72	14.05	14.70	1.18	0.95	1.50	1.73	24,289	327
Year ended May 31, 2018	59.02	0.63	(4.76)	—	(4.13)	(0.58)	—	—		(0.58)	54.31	(7.03)	(7.25)	1.12	0.95	0.94	1.12	24,440	234
Year ended May 31, 2017	60.90	0.37	(1.92)	—	(1.55)	(0.33)	—	—		(0.33)	59.02	(2.54)	(2.61)	1.12	0.95	0.44	0.61	41,311	188
Ultra 20+ Year Treasury
Year ended May 31, 2021(y)	66.77	(0.17)	(18.60)	—	(18.77)	—	—	—		—	48.00	(28.12)	(28.26)	1.14	0.95	(0.47)	(0.28)	28,797	5
Year ended May 31, 2020(y)	44.89	0.46	22.16	—	22.62	(0.74)	—	—		(0.74)	66.77	50.92	49.64	1.17	0.95	0.61	0.84	50,076	292
Year ended May 31, 2019(y)	38.47	0.70	6.34	—	7.04	(0.62)	—	—		(0.62)	44.89	18.62	20.55	1.26	0.95	1.55	1.86	31,423	264
Year ended May 31, 2018(y)	40.03	0.54	(1.59)	—	(1.05)	(0.51)	—	—		(0.51)	38.47	(2.64)	(3.29)	1.14	0.95	1.17	1.36	23,085	75
Year ended May 31, 2017(y)	43.30	0.49	(3.42)	—	(2.93)	(0.34)	—	—		(0.34)	40.03	(6.79)	(6.88)	1.12	0.95	0.97	1.14	48,035	48

See accompanying notes to the financial statements.

248 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2021	$44.31	$0.32	$62.89		$—	$63.21	$(0.36)	$—	$—	$(0.36)	$107.16	143.30%	143.29%	1.15%	0.95%	0.25%	0.45%	$104,477	12%
Year ended May 31, 2020	47.57	0.59	(3.09)		—	(2.50)	(0.76)	—	—	(0.76)	44.31	(5.43)	(5.04)	1.23	0.95	0.85	1.13	27,696	6
Year ended May 31, 2019	68.75	0.76	(21.43)		—	(20.67)	(0.51)	—	—	(0.51)	47.57	(30.15)	(30.33)	1.16	0.95	1.07	1.27	35,681	38
Year ended May 31, 2018	55.18	0.41	13.50		—	13.91	(0.34)	—	—	(0.34)	68.75	25.23	25.89	1.11	0.95	0.45	0.61	60,156	11
Year ended May 31, 2017	41.90	0.28	13.25		—	13.53	(0.25)	—	—	(0.25)	55.18	32.38	31.67	1.12	0.95	0.41	0.58	55,176	5
Ultra Consumer Goods
Year ended May 31, 2021	43.11	0.21	46.68		—	46.89	(0.25)	—	—	(0.25)	89.75	109.16	108.35	1.94	0.95	(0.69)	0.30	13,463	4
Year ended May 31, 2020	39.69	0.61	3.30		—	3.91	(0.49)	—	—	(0.49)	43.11	9.90	10.30	2.71	0.95	(0.45)	1.31	5,389	23
Year ended May 31, 2019	39.38	0.73	(0.13	)(i)	—	0.60	(0.29)	—	—	(0.29)	39.69	1.54	1.83	2.35	0.95	0.36	1.76	6,946	3
Year ended May 31, 2018	45.29	0.51	(6.12)		—	(5.61)	(0.30)	—	—	(0.30)	39.38	(12.45)	(13.15)	1.71	0.95	0.36	1.12	9,846	8
Year ended May 31, 2017(l)	37.39	0.38	7.78		—	8.16	(0.26)	—	—	(0.26)	45.29	21.90	23.43	1.76	0.95	0.15	0.96	13,586	40
Ultra Consumer Services
Year ended May 31, 2021(y)	52.70	(0.32)	44.92		—	44.60	—	—	—	—	97.30	84.62	86.48	1.40	0.95	(0.85)	(0.40)	31,622	5
Year ended May 31, 2020(y)	48.91	0.06	3.85		—	3.91	(0.12)	—	—	(0.12)	52.70	8.01	6.98	1.51	0.95	(0.45)	0.11	18,447	37
Year ended May 31, 2019(y)	43.37	0.05	5.54		—	5.59	(0.05)	—	—	(0.05)	48.91	12.92	12.99	1.35	0.95	(0.30)	0.10	22,009	9
Year ended May 31, 2018(y)	35.31	0.05	8.08		—	8.13	(0.07)	—	—	(0.07)	43.37	23.05	24.53	1.47	0.95	(0.38)	0.14	23,856	8
Year ended May 31, 2017(n)(y)	26.47	0.06	8.83		—	8.89	(0.05)	—	—	(0.05)	35.31	33.62	32.44	1.45	0.95	(0.29)	0.20	21,184	5
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 249

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Dow30SM
Year ended May 31, 2021	$39.44	$0.26	$32.60	$—	$32.86	$(0.08)	$—	$—	$(0.08)	$72.22	83.38%	83.65%	0.96%	0.95%	0.47%	0.49%	$498,320	18%
Year ended May 31, 2020	42.44	0.55	(3.17)	—	(2.62)	(0.38)	—	—	(0.38)	39.44	(6.20)	(6.29)	0.98	0.95	1.15	1.18	297,783	31
Year ended May 31, 2019	42.33	0.46	0.01	—	0.47	(0.36)	—	—	(0.36)	42.44	1.08	1.13	0.97	0.95	1.01	1.03	318,329	35
Year ended May 31, 2018(s)	31.66	0.32	10.63	—	10.95	(0.28)	—	—	(0.28)	42.33	34.72	34.67	0.96	0.95	0.80	0.81	421,225	6
Year ended May 31, 2017(s)	22.43	0.29	9.24	—	9.53	(0.30)	—	—	(0.30)	31.66	42.77	42.95	0.98	0.95	1.06	1.09	313,391	9
Ultra Financials
Year ended May 31, 2021	29.48	0.17	34.21	—	34.38	(0.19)	—	—	(0.19)	63.67	117.16	117.29	0.95	0.95	0.40	0.40	923,717	7
Year ended May 31, 2020	40.74	0.45	(11.19)	—	(10.74)	(0.52)	—	—	(0.52)	29.48	(26.67)	(26.57)	0.97	0.95	1.02	1.04	448,299	21
Year ended May 31, 2019	41.06	0.43	(0.30)	—	0.13	(0.45)	—	—	(0.45)	40.74	0.42	0.40	0.95	0.95	1.05	1.06	735,704	10
Year ended May 31, 2018(s)	31.67	0.34	9.31	—	9.65	(0.26)	—	—	(0.26)	41.06	30.49	30.49	0.95	0.95	0.86	0.86	883,120	3
Year ended May 31, 2017(s)	23.58	0.22	8.07	—	8.29	(0.20)	—	—	(0.20)	31.67	35.28	35.23	0.95	0.95	0.77	0.77	771,465	3
Ultra FTSE China 50
Year ended May 31, 2021	50.40	(0.66)	20.49	—	19.83	—	—	—	—	70.23	39.33	39.60	1.19	0.95	(1.18)	(0.95)	28,091	—
Year ended May 31, 2020	58.75	0.09	(5.94)	—	(5.85)	(2.50)	—	—	(2.50)	50.40	(10.42)	(10.64)	1.95	0.95	(0.86)	0.15	20,162	—
Year ended May 31, 2019	82.45	0.47	(23.25)	—	(22.78)	(0.18)	(0.74)	—	(0.92)	58.75	(27.63)	(27.37)	1.19	0.95	0.47	0.70	38,189	—
Year ended May 31, 2018	61.80	(0.24)	20.89	—	20.65	—	—	—	—	82.45	33.41	32.72	1.11	0.95	(0.46)	(0.30)	43,285	—
Year ended May 31, 2017	42.46	(0.36)	19.70	—	19.34	—	—	—	—	61.80	45.55	46.39	1.18	0.95	(0.93)	(0.70)	43,259	—

See accompanying notes to the financial statements.

250 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE Europe
Year ended May 31, 2021	$35.00	$(0.47)	$35.33	$—	$34.86	$—	$—	$—	$—	$69.86	99.64%	100.63%	2.94%	0.95%	(2.93)%	(0.95)%	$5,239	—%
Year ended May 31, 2020	43.65	0.09	(8.46)	—	(8.37)	(0.28)	—	—	(0.28)	35.00	(19.36)	(18.74)	2.33	0.95	(1.18)	0.20	3,500	—
Year ended May 31, 2019	55.05	0.28	(10.16)	—	(9.88)	(0.13)	(1.39)	—	(1.52)	43.65	(17.51)	(18.68)	1.77	0.95	(0.24)	0.58	5,456	—
Year ended May 31, 2018	51.03	(0.09)	4.11	—	4.02	—	—	—	—	55.05	7.88	9.22	1.37	0.95	(0.58)	(0.16)	11,010	—
Year ended May 31, 2017	39.03	(0.26)	12.26	—	12.00	—	—	—	—	51.03	30.75	30.10	1.58	0.95	(1.28)	(0.65)	12,758	—
Ultra Health Care
Year ended May 31, 2021(dd)	61.51	0.12	26.86	—	26.98	(0.08)	—	—	(0.08)	88.41	43.89	43.81	1.04	0.95	0.07	0.17	130,405	4
Year ended May 31, 2020(dd)	46.34	0.35	15.01	—	15.36	(0.19)	—	—	(0.19)	61.51	33.26	33.58	1.08	0.95	0.50	0.63	110,716	21
Year ended May 31, 2019(dd)	43.63	0.29	2.59 (i)	—	2.88	(0.17)	—	—	(0.17)	46.34	6.58	6.48	1.05	0.95	0.47	0.57	99,639	11
Year ended May 31, 2018(dd)	36.46	0.17	7.08	—	7.25	(0.08)	—	—	(0.08)	43.63	19.90	20.43	1.06	0.95	0.29	0.40	89,443	6
Year ended May 31, 2017(dd)	31.66	0.05	4.76	—	4.81	(0.01)	—	—	(0.01)	36.46	15.19	14.65	1.09	0.95	0.02	0.16	82,030	5
Ultra High Yield
Year ended May 31, 2021	64.18	(0.63)	14.17	—	13.54	(1.95)	—	—	(1.95)	75.77	21.27	21.30	1.95	0.97	(1.84)	(0.86)	28,414	—
Year ended May 31, 2020	66.69	1.16	(0.95)	—	0.21	(2.72)	—	—	(2.72)	64.18	0.03	0.34	2.86	1.04	(0.13)	1.70	4,813	—
Year ended May 31, 2019	63.95	1.93	2.74	—	4.67	(1.93)	—	—	(1.93)	66.69	7.47	7.79	5.64	0.95	(1.74)	2.95	3,334	1
Year ended May 31, 2018	65.06	1.82	(1.11)	—	0.71	(1.82)	—	—	(1.82)	63.95	1.09	1.58	5.35	0.95	(1.61)	2.79	3,198	—
Year ended May 31, 2017	54.19	1.64	10.63	—	12.27	(1.40)	—	—	(1.40)	65.06	22.94	12.81	7.46	0.95	(3.81)	2.70	3,253	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 251

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Industrials
Year ended May 31, 2021(hh)	$14.84	$0.02	$18.20	$—	$18.22	$(0.04)	$—	$—	$(0.04)	$33.02	123.00%	122.38%	1.55%	0.95%	(0.53)%	0.07%	$40,451	3%
Year ended May 31, 2020(hh)	17.09	0.14	(2.26)	—	(2.12)	(0.13)	—	—	(0.13)	14.84	(12.47)	(12.37)	1.61	0.95	0.09	0.74	14,838	31
Year ended May 31, 2019(hh)	17.59	0.12	(0.53)	—	(0.41)	(0.09)	—	—	(0.09)	17.09	(2.29)	(2.20)	1.43	0.95	0.21	0.70	18,804	5
Year ended May 31, 2018(hh)	14.16	0.07	3.40	—	3.47	(0.04)	—	—	(0.04)	17.59	24.50	24.44	1.40	0.95	(0.03)	0.43	26,392	6
Year ended May 31, 2017(l)(hh)	9.97	0.06	4.17	—	4.23	(0.04)	—	—	(0.04)	14.16	42.48	42.80	1.51	0.95	(0.06)	0.50	21,242	6
Ultra MidCap400
Year ended May 31, 2021	28.58	0.06	37.24	—	37.30	(0.08)	—	—	(0.08)	65.80	130.66	130.86	1.06	0.95	0.04	0.15	189,162	18
Year ended May 31, 2020	35.41	0.26	(6.77)	—	(6.51)	(0.32)	—	—	(0.32)	28.58	(18.51)	(18.50)	1.06	0.95	0.58	0.69	105,036	73
Year ended May 31, 2019	42.46	0.22	(7.07)	—	(6.85)	(0.20)	—	—	(0.20)	35.41	(16.13)	(16.26)	1.04	0.95	0.47	0.56	130,137	31
Year ended May 31, 2018(s)	33.70	0.15	8.71	—	8.86	(0.10)	—	—	(0.10)	42.46	26.30	26.46	1.02	0.95	0.32	0.39	153,913	42
Year ended May 31, 2017(s)	25.54	0.10	8.18	—	8.28	(0.12)	—	—	(0.12)	33.70	32.49	32.44	1.02	0.95	0.26	0.33	113,728	40
Ultra MSCI Brazil Capped
Year ended May 31, 2021	20.23	(0.27)	17.31	—	17.04	—	—	—	—	37.27	84.28	85.11	2.00	0.95	(2.00)	(0.95)	7,140	—
Year ended May 31, 2020	70.62	0.06	(50.07)	—	(50.01)	(0.38)	—	—	(0.38)	20.23	(71.21)	(71.30)	2.10	0.96	(1.03)	0.10	4,886	—
Year ended May 31, 2019	57.70	0.33	12.77	—	13.10	(0.18)	—	—	(0.18)	70.62	22.70	21.48	1.70	0.95	(0.22)	0.53	8,231	—
Year ended May 31, 2018	59.23	(0.07)	(1.46)	—	(1.53)	—	—	—	—	57.70	(2.59)	(1.67)	1.26	0.95	(0.40)	(0.09)	9,611	—
Year ended May 31, 2017	34.78	(0.44)	24.89	—	24.45	—	—	—	—	59.23	70.32	70.47	1.22	0.95	(1.00)	(0.73)	18,751	—

See accompanying notes to the financial statements.

252 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI EAFE
Year ended May 31, 2021	$28.74	$(0.39)	$24.48	$—	$24.09	$—	$—	$—	$—	$52.83	83.86%	82.35%	1.56%	0.95%	(1.56)%	(0.95)%	$13,208	—%
Year ended May 31, 2020	34.62	0.01	(5.77)	—	(5.76)	(0.12)	—	—	(0.12)	28.74	(16.71)	(16.08)	2.22	0.95	(1.23)	0.04	3,592	—
Year ended May 31, 2019	41.92	0.15	(7.38)	—	(7.23)	(0.07)	—	—	(0.07)	34.62	(17.25)	(17.54)	1.72	0.95	(0.37)	0.41	6,058	—
Year ended May 31, 2018(s)	37.71	(0.09)	4.30	—	4.21	—	—	—	—	41.92	11.17	11.29	1.35	0.95	(0.62)	(0.22)	11,528	—
Year ended May 31, 2017(s)	28.88	(0.19)	9.02	—	8.83	—	—	—	—	37.71	30.58	30.53	1.19	0.95	(0.91)	(0.67)	11,312	—
Ultra MSCI Emerging Markets
Year ended May 31, 2021	51.04	(0.87)	55.66	—	54.79	—	—	—	—	105.83	107.34	107.36	1.09	0.95	(1.08)	(0.95)	92,605	—
Year ended May 31, 2020	65.46	0.22	(13.61)	—	(13.39)	(1.03)	—	—	(1.03)	51.04	(20.88)	(20.89)	1.39	0.95	(0.10)	0.34	12,761	—
Year ended May 31, 2019	85.50	0.63	(20.46)	—	(19.83)	(0.21)	—	—	(0.21)	65.46	(23.20)	(23.21)	1.13	0.95	0.69	0.87	36,005	—
Year ended May 31, 2018	70.55	(0.11)	15.06	—	14.95	—	—	—	—	85.50	21.20	21.43	1.06	0.95	(0.23)	(0.13)	51,299	—
Year ended May 31, 2017	46.15	(0.39)	24.79	—	24.40	—	—	—	—	70.55	52.87	52.93	1.19	0.95	(0.92)	(0.68)	29,982	—
Ultra MSCI Japan
Year ended May 31, 2021	31.35	(0.39)	16.22	—	15.83	—	—	—	—	47.18	50.48	50.81	2.34	0.95	(2.34)	(0.95)	5,897	—
Year ended May 31, 2020	30.01	(0.09)	1.48	—	1.39	(0.04)	—	(0.01)	(0.05)	31.35	4.61	4.49	2.33	0.95	(1.66)	(0.28)	3,919	—
Year ended May 31, 2019	41.94	0.14	(10.73)	—	(10.59)	(0.06)	(1.28)	—	(1.34)	30.01	(25.03)	(25.04)	4.18	0.95	(2.82)	0.41	5,251	—
Year ended May 31, 2018(s)	34.24	(0.10)	7.80	—	7.70	—	—	—	—	41.94	22.51	22.82	1.42	0.95	(0.71)	(0.25)	9,437	—
Year ended May 31, 2017(s)	26.70	(0.22)	7.76	—	7.54	—	—	—	—	34.24	28.21	27.40	1.52	0.95	(1.31)	(0.74)	10,271	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 253

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Nasdaq Biotechnology
Year ended May 31, 2021	$70.76	$(0.36)	$14.13		$—	$13.77	$—	$—	$—	$—	$84.53	19.46%	19.50%	1.08%	0.95%	(0.58)%	(0.45)%	$287,388	27%
Year ended May 31, 2020	43.67	(0.09)	27.18		—	27.09	—	—	—	—	70.76	62.03	61.87	1.10	0.95	(0.31)	(0.17)	183,980	37
Year ended May 31, 2019	55.88	(0.13)	(12.08)		—	(12.21)	—	—	—	—	43.67	(21.85)	(21.82)	1.06	0.95	(0.35)	(0.24)	207,454	31
Year ended May 31, 2018	45.61	(0.21)	10.48		—	10.27	—	—	—	—	55.88	22.54	22.71	1.04	0.95	(0.46)	(0.37)	363,252	25
Year ended May 31, 2017	46.29	(0.20)	(0.48	)(i)	—	(0.68)	—	—	—	—	45.61	(1.48)	(1.62)	1.04	0.95	(0.54)	(0.45)	342,040	28
Ultra Nasdaq Cloud Computing
January 19, 2021* through May 31, 2021	40.00	(0.09)	(0.73	)(i)	—	(0.82)	—	—	—	—	39.18	(2.04)	(0.95)	3.85	0.95	(3.47)	(0.57)	1,959	6
Ultra Nasdaq Cybersecurity
January 19, 2021* through May 31, 2021	40.00	(0.13)	(2.34)		—	(2.47)	—	—	—	—	37.53	(6.15)	(6.40)	3.52	0.95	(3.52)	(0.95)	2,815	—
Ultra Oil & Gas
Year ended May 31, 2021(ii)	39.98	1.25	26.87		—	28.12	(1.33)	—	—	(1.33)	66.77	73.14	72.84	1.03	0.95	2.84	2.92	211,207	24
Year ended May 31, 2020(w)(ii)	119.61	2.47	(79.19)		—	(76.72)	(2.91)	—	—	(2.91)	39.98	(65.49)	(65.44)	1.14	0.95	3.27	3.47	116,476	4
Year ended May 31, 2019(w)(ii)	216.58	2.81	(96.96)		—	(94.15)	(2.82)	—	—	(2.82)	119.61	(43.83)	(43.77)	1.07	0.95	1.53	1.65	71,168	14
Year ended May 31, 2018(w)(ii)	160.90	3.40	55.77		—	59.17	(3.49)	—	—	(3.49)	216.58	37.30	37.33	1.04	0.95	1.83	1.92	126,699	14
Year ended May 31, 2017(w)(ii)	177.97	2.13	(16.90)		—	(14.77)	(2.30)	—	—	(2.30)	160.90	(8.49)	(8.54)	1.04	0.95	1.03	1.12	127,915	5

*  Commencement of investment operations.

See accompanying notes to the financial statements.

254 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra QQQ
Year ended May 31, 2021(y)(ii)	$32.93	$(0.17)	$30.86		$—	$30.69	$—	$—	$—	$—	$63.62	93.20%	93.78%	0.97%	0.95%	(0.35)%	(0.33)%	$4,294,521	8%
Year ended May 31, 2020(y)(ii)	20.83	—	12.13		—	12.13	(0.03)	—	—	(0.03)	32.93	58.25	58.04	0.99	0.95	(0.04)	0.01	2,371,112	33
Year ended May 31, 2019(y)(ii)	21.23	0.03	(0.40)		—	(0.37)	(0.03)	—	—	(0.03)	20.83	(1.74)	(1.92)	0.99	0.95	0.10	0.13	1,691,571	7
Year ended May 31, 2018(p)(y)(ii)	15.19	(0.01)	6.05		—	6.04	— (h)	—	—	— (h)	21.23	39.75	39.85	0.99	0.95	(0.07)	(0.03)	1,783,133	2
Year ended May 31, 2017(p)(y)(ii)	9.38	0.01	5.82		—	5.83	(0.02)	—	—	(0.02)	15.19	62.19	62.47	1.00	0.95	— (j)	0.05	1,257,752	4
Ultra Real Estate
Year ended May 31, 2021	51.66	0.56	32.86		—	33.42	(0.44)	—	—	(0.44)	84.64	65.16	65.51	1.07	0.95	0.77	0.89	117,124	6
Year ended May 31, 2020	75.11	1.16	(23.52)		—	(22.36)	(1.09)	—	—	(1.09)	51.66	(30.18)	(30.15)	1.06	0.95	1.40	1.51	76,646	41
Year ended May 31, 2019	61.06	1.26	13.65		—	14.91	(0.86)	—	—	(0.86)	75.11	24.82	24.75	1.04	0.95	1.79	1.88	137,733	6
Year ended May 31, 2018(p)	60.63	1.06	(0.01	)(i)	—	1.05	(0.62)	—	—	(0.62)	61.06	1.68	1.64	1.03	0.95	1.63	1.71	131,803	4
Year ended May 31, 2017(p)	57.08	0.56	3.39		—	3.95	(0.40)	—	—	(0.40)	60.63	6.97	6.90	1.01	0.95	0.88	0.94	167,258	5
Ultra Russell2000
Year ended May 31, 2021(ii)	23.09	(0.11)	34.83		—	34.72	(0.01)	—	—	(0.01)	57.80	150.40	151.15	1.15	0.95	(0.44)	(0.24)	742,689	20
Year ended May 31, 2020(ii)	30.32	0.16	(7.18)		—	(7.02)	(0.21)	—	—	(0.21)	23.09	(23.32)	(23.49)	1.24	0.95	0.21	0.51	124,664	73
Year ended May 31, 2019(ii)	39.40	0.16	(9.11)		—	(8.95)	(0.13)	—	—	(0.13)	30.32	(22.70)	(22.78)	1.25	0.95	0.14	0.44	160,681	41
Year ended May 31, 2018(p)(ii)	28.24	0.06	11.14		—	11.20	(0.04)	—	—	(0.04)	39.40	39.66	39.78	1.37	0.95	(0.24)	0.18	263,967	15
Year ended May 31, 2017(p)(ii)	20.29	0.05	7.97		—	8.02	(0.07)	—	—	(0.07)	28.24	39.55	39.58	1.29	0.95	(0.14)	0.21	158,157	62

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 255

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra S&P500®
Year ended May 31, 2021(y)	$60.84	$0.32		$53.24	$—	$53.56	$(0.15)	$—	$—	$(0.15)	$114.25	88.11%	88.62%	0.89%	0.89%	0.38%	0.38%	$3,827,456	3%
Year ended May 31, 2020(y)	55.38	0.56		5.27	—	5.83	(0.37)	—	—	(0.37)	60.84	10.56	10.46	0.91	0.91	0.88	0.88	2,165,829	46
Year ended May 31, 2019(y)	55.20	0.50		0.06 (i)	—	0.56	(0.38)	—	—	(0.38)	55.38	1.04	1.00	0.90	0.90	0.87	0.87	2,215,265	5
Year ended May 31, 2018(y)	44.31	0.37		10.77	—	11.14	(0.25)	—	—	(0.25)	55.20	25.17	25.13	0.90	0.90	0.72	0.72	2,340,284	3
Year ended May 31, 2017(y)	33.17	0.24		11.07	—	11.31	(0.17)	—	—	(0.17)	44.31	34.15	34.37	0.90	0.90	0.63	0.63	1,860,832	4
Ultra Semiconductors
Year ended May 31, 2021(hh)	13.86	—	(h)	17.53	—	17.53	(0.02)	—	—	(0.02)	31.37	126.56	127.69	1.01	0.95	(0.07)	(0.01)	253,317	11
Year ended May 31, 2020(hh)	8.19	0.10		5.68	—	5.78	(0.11)	—	—	(0.11)	13.86	70.79	69.70	1.11	0.95	0.63	0.80	77,624	58
Year ended May 31, 2019(hh)	12.28	0.10		(4.11)	—	(4.01)	(0.08)	—	—	(0.08)	8.19	(32.72)	(32.67)	1.13	0.95	0.84	1.02	38,511	38
Year ended May 31, 2018(s)(hh)	7.50	0.06		4.76	—	4.82	(0.04)	—	—	(0.04)	12.28	64.38	64.91	1.09	0.95	0.51	0.65	79,845	18
Year ended May 31, 2017(n)(s)(hh)	3.66	0.04		3.83	—	3.87	(0.03)	—	—	(0.03)	7.50	106.03	105.09	1.25	0.95	0.36	0.66	45,003	24
Ultra SmallCap600
Year ended May 31, 2021(jj)	11.58	(0.02)		20.25	—	20.23	(0.01)	—	—	(0.01)	31.80	174.63	173.87	1.35	0.95	(0.51)	(0.11)	46,109	17
Year ended May 31, 2020(jj)	16.91	0.10		(5.36)	—	(5.26)	(0.07)	—	—	(0.07)	11.58	(31.26)	(30.98)	1.59	0.95	(0.08)	0.56	14,478	53
Year ended May 31, 2019(jj)	22.73	0.09		(5.86)	—	(5.77)	(0.05)	—	—	(0.05)	16.91	(25.36)	(25.80)	1.35	0.95	0.02	0.42	23,249	18
Year ended May 31, 2018(jj)	15.82	0.01		6.90	—	6.91	—	—	—	—	22.73	43.68	44.31	1.53	0.95	(0.50)	0.08	28,407	17
Year ended May 31, 2017(jj)	11.54	—		4.29	—	4.29	(0.01)	—	—	(0.01)	15.82	37.12	37.54	1.48	0.95	(0.55)	(0.02)	23,724	20
See accompanying notes to the financial statements.

256 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Technology
Year ended May 31, 2021(z)	$41.36	$(0.26)		$42.31	$—	$42.05	$—	$—	$—	$—	$83.41	101.68%	102.46%	0.95%	0.95%	(0.40)%	(0.40)%	$763,229	7%
Year ended May 31, 2020(z)	25.46	0.06		15.91	—	15.97	(0.07)	—	—	(0.07)	41.36	62.84	62.48	0.99	0.95	0.13	0.16	417,738	31
Year ended May 31, 2019(z)	26.31	0.07		(0.85)	—	(0.78)	(0.07)	—	—	(0.07)	25.46	(2.92)	(3.09)	0.99	0.95	0.21	0.25	300,442	14
Year ended May 31, 2018(p)(z)	17.38	0.04		8.92	—	8.96	(0.03)	—	—	(0.03)	26.31	51.57	51.56	1.00	0.95	0.12	0.17	342,018	5
Year ended May 31, 2017(p)(z)	9.85	—	(h)	7.54	—	7.54	(0.01)	—	—	(0.01)	17.38	76.56	76.97	1.04	0.95	(0.08)	0.01	229,402	16
Ultra Telecommunications
Year ended May 31, 2021	34.38	0.53		13.40	—	13.93	(0.50)	—	—	(0.50)	47.81	41.06	41.47	8.63	0.95	(6.37)	1.31	2,391	18
Year ended May 31, 2020	36.53	0.60		(2.33)	—	(1.73)	(0.42)	—	—	(0.42)	34.38	(4.66)	(5.08)	9.92	0.95	(7.40)	1.57	859	29
Year ended May 31, 2019	35.66	0.66		0.91	—	1.57	(0.70)	—	—	(0.70)	36.53	4.67	(0.19)	7.94	0.95	(5.29)	1.70	913	221
Year ended May 31, 2018	52.69	0.52		(16.91)	—	(16.39)	(0.64)	—	—	(0.64)	35.66	(31.38)	(27.70)	3.82	0.95	(1.70)	1.16	2,674	106
Year ended May 31, 2017(n)	50.10	0.48		2.65 (i)	—	3.13	(0.54)	—	—	(0.54)	52.69	6.29	7.03	2.35	0.95	(0.53)	0.86	5,269	157
Ultra Utilities
Year ended May 31, 2021	51.05	0.72		9.69	—	10.41	(0.40)	—	—	(0.40)	61.06	20.47	20.81	1.91	0.95	0.37	1.32	13,737	3
Year ended May 31, 2020	56.78	1.06		(5.98)	—	(4.92)	(0.81)	—	—	(0.81)	51.05	(8.74)	(8.51)	1.41	0.95	1.21	1.67	15,315	13
Year ended May 31, 2019	44.68	0.94		11.97	—	12.91	(0.81)	—	—	(0.81)	56.78	29.38	29.52	1.65	0.95	1.14	1.85	17,035	5
Year ended May 31, 2018	47.88	0.85		(3.33)	—	(2.48)	(0.72)	—	—	(0.72)	44.68	(5.22)	(6.99)	1.51	0.95	1.26	1.82	12,286	25
Year ended May 31, 2017(l)	39.34	0.65		8.51	—	9.16	(0.62)	—	—	(0.62)	47.88	23.56	25.81	1.65	0.95	0.89	1.58	15,562	6

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 257

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Dow30SM
Year ended May 31, 2021(ii)	$30.92	$0.23	$42.39		$—	$42.62	$(0.12)	$—	$—	$(0.12)	$73.42	137.92%	138.58%	0.95%	0.95%	0.50%	0.50%	$958,086	15%
Year ended May 31, 2020(ii)	42.05	0.44	(11.26	)(i)	—	(10.82)	(0.31)	—	—	(0.31)	30.92	(25.94)	(25.95)	0.98	0.95	1.04	1.07	705,052	61
Year ended May 31, 2019(ii)	43.35	0.48	(1.48	)(i)	—	(1.00)	(0.30)	—	—	(0.30)	42.05	(2.33)	(2.46)	0.96	0.95	1.02	1.04	407,844	2
Year ended May 31, 2018(p)(ii)	28.73	0.31	14.43		—	14.74	(0.12)	—	—	(0.12)	43.35	51.32	51.32	0.96	0.95	0.71	0.72	576,616	1
Year ended May 31, 2017(p)(ii)	17.11	0.02	11.65		—	11.67	(0.05)	—	—	(0.05)	28.73	68.22	68.49	1.02	0.95	0.02	0.09	166,606	3
UltraPro MidCap400
Year ended May 31, 2021(jj)	9.86	(0.03)	22.30		—	22.27	— (h)	—	—	— (h)	32.13	226.00	225.64	1.23	0.95	(0.42)	(0.14)	61,859	19
Year ended May 31, 2020(jj)	17.42	0.10	(7.57)		—	(7.47)	(0.09)	—	—	(0.09)	9.86	(43.06)	(43.03)	1.61	0.95	(0.08)	0.58	20,948	51
Year ended May 31, 2019(jj)	23.84	0.12	(6.48)		—	(6.36)	(0.06)	—	—	(0.06)	17.42	(26.64)	(28.43)	1.32	0.95	0.19	0.56	19,593	41
Year ended May 31, 2018(jj)	17.29	0.03	6.52		—	6.55	—	—	—	—	23.84	37.87	41.22	1.28	0.95	(0.19)	0.14	35,754	16
Year ended May 31, 2017(jj)	11.64	(0.02)	5.67		—	5.65	—	—	—	—	17.29	48.57	48.78	1.26	0.95	(0.47)	(0.16)	36,739	61
UltraPro QQQ
Year ended May 31, 2021(dd)	41.42	(0.30)	61.19		—	60.89	— (h)	—	—	— (h)	102.31	147.00	147.89	1.01	0.95	(0.46)	(0.39)	12,061,878	10
Year ended May 31, 2020(dd)	25.10	(0.01)	16.35		—	16.34	(0.02)	—	—	(0.02)	41.42	65.11	64.87	0.98	0.95	(0.06)	(0.03)	5,831,873	53
Year ended May 31, 2019(dd)	27.88	0.07	(2.82)		—	(2.75)	(0.03)	—	—	(0.03)	25.10	(9.85)	(10.01)	0.98	0.95	0.22	0.25	3,189,760	15
Year ended May 31, 2018(s)(dd)	17.69	(0.03)	10.22		—	10.19	—	—	—	—	27.88	57.64	57.84	0.98	0.95	(0.15)	(0.12)	3,448,958	2
Year ended May 31, 2017 (n)(s)(dd)	8.73	(0.04)	9.00		—	8.96	—	—	—	—	17.69	102.57	103.31	1.00	0.95	(0.41)	(0.36)	1,772,188	16

See accompanying notes to the financial statements.

258 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Russell2000
Year ended May 31, 2021	$30.83	$(0.18)	$80.30		$—	$80.12	$— (h)	$—	$—		$— (h)	$110.95	259.95%	261.40%	1.26%	0.95%	(0.58)%	(0.27)%	$410,520	43%
Year ended May 31, 2020	60.84	0.21	(30.10	)(i)	—	(29.89)	(0.12)	—	—		(0.12)	30.83	(49.27)	(49.46)	1.99	0.95	(0.61)	0.43	184,956	68
Year ended May 31, 2019	95.44	0.29	(34.72)		—	(34.43)	(0.17)	—	—		(0.17)	60.84	(36.03)	(36.02)	1.56	0.95	(0.26)	0.35	76,056	24
Year ended May 31, 2018(p)	59.65	— (h)	35.79		—	35.79	—	—	—		—	95.44	59.98	60.17	1.53	0.95	(0.58)	— (j)	152,699	14
Year ended May 31, 2017(p)	37.53	(0.12)	22.26		—	22.14	(0.02)	—	—		(0.02)	59.65	59.00	59.15	1.58	0.95	(0.86)	(0.23)	113,344	24
UltraPro S&P500®
Year ended May 31, 2021	43.05	0.08	63.18		—	63.26	(0.06)	—	—		(0.06)	106.25	146.97	147.74	0.91	0.91	0.12	0.12	2,395,903	4
Year ended May 31, 2020	44.74	0.40	(1.84	)(i)	—	(1.44)	(0.25)	—	—		(0.25)	43.05	(3.23)	(3.33)	0.93	0.93	0.76	0.76	1,373,394	69
Year ended May 31, 2019	46.32	0.42	(1.72	)(i)	—	(1.30)	(0.28)	—	—		(0.28)	44.74	(2.77)	(2.89)	0.92	0.92	0.87	0.87	1,105,011	15
Year ended May 31, 2018(s)	34.13	0.18	12.04		—	12.22	(0.03)	—	—		(0.03)	46.32	35.82	35.93	0.92	0.92	0.43	0.43	1,445,225	3
Year ended May 31, 2017(s)	22.31	(0.06)	11.91		—	11.85	(0.03)	—	—		(0.03)	34.13	53.16	53.44	0.95	0.95	(0.21)	(0.21)	880,462	93
UltraPro Short 20+ Year Treasury
Year ended May 31, 2021	29.62	(0.34)	12.52		—	12.18	—	—	—		—	41.80	41.13	41.82	1.07	0.95	(1.06)	(0.94)	89,601	—
Year ended May 31, 2020(x)	78.88	0.71	(48.91)		—	(48.20)	(0.97)	—	(0.09	)#	(1.06)	29.62	(61.79)	(61.45)	1.15	0.95	1.11	1.31	23,505	—
Year ended May 31, 2019(x)	106.43	0.94	(27.77)		—	(26.83)	(0.72)	—	—		(0.72)	78.88	(25.37)	(27.02)	1.00	0.95	0.82	0.87	36,975	—
Year ended May 31, 2018(x)	109.74	0.17	(3.48)		—	(3.31)	—	—	—		—	106.43	(3.02)	(1.89)	0.98	0.95	0.13	0.16	95,117	—
Year ended May 31, 2017(x)	111.96	(0.65)	(1.57	)(i)	—	(2.22)	—	—	—		—	109.74	(1.99)	(2.05)	0.99	0.95	(0.63)	(0.59)	84,359	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 259

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Dow30SM
Year ended May 31, 2021(kk)	$107.42	$(0.46)	$(73.83)	$—	$(74.29)	$—	$—	$—		$—	$33.13	(69.16)%	(69.27)%	0.96%	0.95%	(0.81)%	(0.79)%	$359,346	—%
Year ended May 31, 2020(kk)	246.00	0.86	(136.56)	—	(135.70)	(2.60)	—	(0.28	)#	(2.88)	107.42	(55.65)	(55.55)	0.99	0.95	0.50	0.54	815,975	—
Year ended May 31, 2019 (u)(kk)	296.19	4.43	(50.66)	—	(46.23)	(3.96)	—	—		(3.96)	246.00	(15.73)	(15.64)	0.98	0.95	1.77	1.81	254,249	—
Year ended May 31, 2018 (u)(kk)	526.84	2.54	(232.39)	—	(229.85)	(0.80)	—	—		(0.80)	296.19	(43.63)	(43.65)	1.00	0.95	0.65	0.70	177,459	—
Year ended May 31, 2017 (m)(u)(kk)	974.06	(3.02)	(444.20)	—	(447.22)	—	—	—		—	526.84	(45.92)	(46.03)	0.97	0.95	(0.45)	(0.43)	202,052	—
UltraPro Short MidCap400
Year ended May 31, 2021 (ee)(kk)	139.56	(0.63)	(112.06)	—	(112.69)	—	—	—		—	26.87	(80.75)	(80.78)	1.67	0.95	(1.66)	(0.94)	4,002	—
Year ended May 31, 2020 (x)(ee)(kk)	315.61	(0.56)	(173.22)	—	(173.78)	(2.19)	—	(0.08	)#	(2.27)	139.56	(55.37)	(55.36)	2.31	0.95	(1.61)	(0.24)	14,686	—
Year ended May 31, 2019 (x)(ee)(kk)	288.41	3.09	25.25 (i)	—	28.34	(1.14)	—	—		(1.14)	315.61	9.82	12.55	4.18	0.95	(2.18)	1.04	2,650	—
Year ended May 31, 2018 (x)(ee)(kk)	461.94	0.11	(173.64)	—	(173.53)	—	—	—		—	288.41	(37.57)	(37.90)	3.42	0.95	(2.44)	0.03	1,971	—
Year ended May 31, 2017 (x)(ee)(kk)	815.61	(3.35)	(350.32)	—	(353.67)	—	—	—		—	461.94	(43.36)	(44.34)	2.77	0.95	(2.40)	(0.58)	3,157	—
UltraPro Short QQQ
Year ended May 31, 2021(aa)	47.09	(0.14)	(35.85)	—	(35.99)	—	—	—		—	11.10	(76.43)	(76.52)	1.00	0.95	(0.86)	(0.81)	1,758,961	—
Year ended May 31, 2020(aa)	222.39	1.38	(173.67)	—	(172.29)	(2.69)	—	(0.32	)#	(3.01)	47.09	(78.39)	(78.35)	1.02	0.95	1.19	1.26	1,113,509	—
Year ended May 31, 2019 (u)(aa)	299.68	5.00	(77.49)	—	(72.49)	(4.80)	—	—		(4.80)	222.39	(24.46)	(24.35)	1.00	0.95	2.06	2.11	1,130,668	—
Year ended May 31, 2018 (u)(aa)	607.13	3.90	(310.04)	—	(306.14)	(1.31)	—	—		(1.31)	299.68	(50.46)	(50.55)	1.01	0.95	0.84	0.89	584,899	—
Year ended May 31, 2017 (m)(u)(aa)	1,402.11	(4.17)	(790.81)	—	(794.98)	—	—	—		—	607.13	(56.70)	(56.83)	1.01	0.95	(0.49)	(0.43)	495,886	—

See accompanying notes to the financial statements.

260 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Russell2000
Year ended May 31, 2021(ff)	$64.94	$(0.18)	$(55.10)	$—	$(55.28)	$—	$—	$—		$—	$9.66	(85.13)%	(85.15)%	1.08%	0.95%	(0.97)%	(0.84)%	$107,592	—%
Year ended May 31, 2020(ff)	144.75	0.52	(78.72)	—	(78.20)	(1.44)	—	(0.17	)#	(1.61)	64.94	(54.50)	(54.49)	1.11	0.95	0.33	0.49	170,315	—
Year ended May 31, 2019(ff)	125.72	1.74	18.85	—	20.59	(1.56)	—	—		(1.56)	144.75	16.43	16.48	1.11	0.95	1.21	1.36	81,442	—
Year ended May 31, 2018(ff)	240.85	0.78	(115.57)	—	(114.79)	(0.34)	—	—		(0.34)	125.72	(47.68)	(47.68)	1.09	0.95	0.30	0.44	69,478	—
Year ended May 31, 2017 (m)(ff)	487.65	(1.15)	(245.65)	—	(246.80)	—	—	—		—	240.85	(50.61)	(50.78)	1.06	0.95	(0.49)	(0.38)	111,425	—
UltraPro Short S&P500®
Year ended May 31, 2021(ff)	65.05	(0.26)	(45.20)	—	(45.46)	—	—	—		—	19.59	(69.88)	(69.98)	0.90	0.90	(0.73)	(0.73)	476,012	—
Year ended May 31, 2020(ff)	171.06	0.75	(104.83)	—	(104.08)	(1.72)	—	(0.21	)#	(1.93)	65.05	(61.39)	(61.26)	0.93	0.93	0.71	0.71	1,323,669	—
Year ended May 31, 2019(ff)	204.34	3.25	(33.36)	—	(30.11)	(3.17)	—	—		(3.17)	171.06	(14.89)	(14.86)	0.91	0.91	1.84	1.84	610,645	—
Year ended May 31, 2018 (q)(ff)	319.03	1.87	(115.79)	—	(113.92)	(0.77)	—	—		(0.77)	204.34	(35.72)	(35.76)	0.91	0.91	0.75	0.75	463,787	—
Year ended May 31, 2017 (q)(ff)	537.92	(1.72)	(217.17)	—	(218.89)	—	—	—		—	319.03	(40.70)	(40.88)	0.90	0.90	(0.41)	(0.41)	697,964	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2021	15.32	(0.15)	1.56	—	1.41	—	—	—		—	16.73	9.20	9.13	1.10	0.95	(1.08)	(0.92)	43,490	—
Year ended May 31, 2020	19.99	0.21	(4.57)	—	(4.36)	(0.29)	—	(0.02	)#	(0.31)	15.32	(22.11)	(21.90)	1.06	0.95	1.03	1.15	29,871	—
Year ended May 31, 2019	22.73	0.26	(2.79)	—	(2.53)	(0.21)	—	—		(0.21)	19.99	(11.21)	(11.83)	0.97	0.95	1.12	1.14	66,966	—
Year ended May 31, 2018	21.23	0.04	1.46	—	1.50	—	—	—		—	22.73	7.03	7.53	0.95	0.95	0.19	0.19	142,045	—
Year ended May 31, 2017	21.20	(0.12)	0.15	—	0.03	—	—	—		—	21.23	0.14	0.09	0.97	0.95	(0.57)	(0.55)	125,279	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 261

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort 20+ Year Treasury
Year ended May 31, 2021	$16.07	$(0.15)	$4.59		$—	$4.44	$— (h)	$—	$—	(h)	$— (h)	$20.51	27.64%	27.87%	0.90%	0.90%	(0.83)%	(0.83)%	$1,415,115	—%
Year ended May 31, 2020	29.69	0.37	(13.49)		—	(13.12)	(0.45)	—	(0.05	)#	(0.50)	16.07	(44.80)	(44.32)	0.92	0.92	1.58	1.58	434,698	—
Year ended May 31, 2019	36.01	0.45	(6.34)		—	(5.89)	(0.43)	—	—		(0.43)	29.69	(16.54)	(17.80)	0.90	0.90	1.22	1.22	886,565	—
Year ended May 31, 2018	36.35	0.13	(0.44	)(i)	—	(0.31)	(0.03)	—	—		(0.03)	36.01	(0.86)	(0.07)	0.89	0.89	0.35	0.35	1,843,935	—
Year ended May 31, 2017	36.37	(0.17)	0.15		—	(0.02)	—	—	—		—	36.35	(0.06)	(0.03)	0.90	0.90	(0.47)	(0.47)	2,053,938	—
UltraShort Basic Materials
Year ended May 31, 2021(ll)	40.12	(0.22)	(27.19)		—	(27.41)	—	—	—		—	12.71	(68.32)	(68.30)	3.84	0.95	(3.84)	(0.94)	1,718	—
Year ended May 31, 2020(ll)	65.72	0.08	(25.42)		—	(25.34)	(0.26)	—	—		(0.26)	40.12	(38.64)	(38.75)	2.12	0.95	(1.03)	0.14	4,420	—
Year ended May 31, 2019(ll)	53.00	0.30	12.54		—	12.84	(0.12)	—	—		(0.12)	65.72	24.22	25.02	2.15	0.95	(0.68)	0.51	5,598	—
Year ended May 31, 2018 (r)(ll)	73.60	(0.06)	(20.54)		—	(20.60)	—	—	—		—	53.00	(27.99)	(29.37)	2.01	0.95	(1.16)	(0.10)	4,515	—
Year ended May 31, 2017 (r)(ll)	107.88	(0.61)	(33.67)		—	(34.28)	—	—	—		—	73.60	(31.77)	(30.96)	1.70	0.95	(1.43)	(0.68)	8,114	—
UltraShort Consumer Goods
Year ended May 31, 2021 (bb)(ll)	38.62	(0.21)	(22.74)		—	(22.95)	—	—	—		—	15.67	(59.42)	(59.33)	7.90	0.95	(7.89)	(0.94)	1,028	—
Year ended May 31, 2020 (bb)(ll)	60.88	0.32	(21.98)		—	(21.66)	(0.56)	—	(0.04	)#	(0.60)	38.62	(35.81)	(36.03)	4.28	0.95	(2.68)	0.66	1,568	—
Year ended May 31, 2019 (bb)(ll)	65.62	0.67	(4.88)		—	(4.21)	(0.53)	—	—		(0.53)	60.88	(6.43)	(6.18)	3.75	0.95	(1.70)	1.10	3,234	—
Year ended May 31, 2018 (bb)(ll)	60.79	0.16	4.67		—	4.83	—	—	—		—	65.62	7.94	7.99	3.75	0.95	(2.53)	0.27	2,665	—
Year ended May 31, 2017 (bb)(ll)	78.63	(0.42)	(17.42)		—	(17.84)	—	—	—		—	60.79	(22.68)	(22.90)	3.67	0.95	(3.30)	(0.58)	1,709	—

See accompanying notes to the financial statements.

262 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Services
Year ended May 31, 2021(bb)	$21.74	$(0.13)	$(11.57)	$—	$(11.70)	$—	$—	$—		$—	$10.04	(53.81)%	(53.74)%	7.25%	0.95%	(7.24)%	(0.94)%	$940	—%
Year ended May 31, 2020(bb)	33.39	0.14	(11.23)	—	(11.09)	(0.55)	—	(0.01	)#	(0.56)	21.74	(33.62)	(33.86)	6.72	0.95	(5.28)	0.49	1,764	—
Year ended May 31, 2019(bb)	43.13	0.58	(9.84)	—	(9.26)	(0.48)	—	—		(0.48)	33.39	(21.58)	(21.30)	7.14	0.95	(4.63)	1.57	623	—
Year ended May 31, 2018(bb)	57.01	0.17	(14.01)	—	(13.84)	(0.04)	—	—		(0.04)	43.13	(24.27)	(28.36)	4.82	0.95	(3.55)	0.32	1,344	—
Year ended May 31, 2017(bb)	80.63	(0.37)	(23.25)	—	(23.62)	—	—	—		—	57.01	(29.29)	(26.49)	4.24	0.95	(3.81)	(0.52)	1,776	—
UltraShort Dow30SM
Year ended May 31, 2021	20.03	(0.12)	(10.48)	—	(10.60)	—	—	—		—	9.43	(52.93)	(53.02)	1.00	0.95	(0.90)	(0.84)	100,430	—
Year ended May 31, 2020	30.75	0.20	(10.58)	—	(10.38)	(0.30)	—	(0.04	)#	(0.34)	20.03	(33.99)	(33.94)	1.01	0.95	0.75	0.81	210,350	—
Year ended May 31, 2019	34.05	0.50	(3.35)	—	(2.85)	(0.45)	—	—		(0.45)	30.75	(8.44)	(8.45)	1.01	0.95	1.59	1.64	143,100	—
Year ended May 31, 2018(q)	49.19	0.25	(15.29)	—	(15.04)	(0.10)	—	—		(0.10)	34.05	(30.57)	(30.61)	0.99	0.95	0.59	0.63	143,173	—
Year ended May 31, 2017(q)	73.49	(0.27)	(24.03)	—	(24.30)	—	—	—		—	49.19	(33.07)	(33.08)	0.98	0.95	(0.50)	(0.46)	229,012	—
UltraShort Financials
Year ended May 31, 2021(ee)	26.88	(0.17)	(16.75)	—	(16.92)	—	—	—		—	9.96	(62.96)	(62.84)	1.21	0.95	(1.20)	(0.94)	12,909	—
Year ended May 31, 2020(ee)	37.95	0.11	(10.88)	—	(10.77)	(0.28)	—	(0.02	)#	(0.30)	26.88	(28.50)	(28.66)	1.20	0.95	0.11	0.36	42,263	—
Year ended May 31, 2019(ee)	41.10	0.22	(3.27)	—	(3.05)	(0.10)	—	—		(0.10)	37.95	(7.44)	(7.38)	1.20	0.95	0.32	0.57	27,413	—
Year ended May 31, 2018(ee)	58.06	0.01	(16.97)	—	(16.96)	—	—	—		—	41.10	(29.21)	(29.41)	1.13	0.95	(0.16)	0.02	27,635	—
Year ended May 31, 2017(ee)	85.53	(0.34)	(27.13)	—	(27.47)	—	—	—		—	58.06	(32.12)	(31.82)	1.10	0.95	(0.64)	(0.49)	49,924	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 263

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE China 50
Year ended May 31, 2021	$54.73	$(0.34)	$(24.32)	$—	$(24.66)	$—	$—	$—		$—	$30.07	(45.04)%	(45.15)%	1.26%	0.95%	(1.24)%	(0.93)%	$16,599	—%
Year ended May 31, 2020	69.54	0.19	(14.48)	—	(14.29)	(0.50)	—	(0.02	)#	(0.52)	54.73	(20.64)	(20.38)	1.17	0.95	0.08	0.30	41,152	—
Year ended May 31, 2019	61.78	0.63	7.39	—	8.02	(0.26)	—	—		(0.26)	69.54	13.02	12.97	1.20	0.95	0.68	0.93	38,384	—
Year ended May 31, 2018(q)	99.51	0.03	(37.76)	—	(37.73)	—	—	—		—	61.78	(37.91)	(38.02)	1.20	0.95	(0.21)	0.04	27,923	—
Year ended May 31, 2017(q)	165.98	(0.71)	(65.76)	—	(66.47)	—	—	—		—	99.51	(40.05)	(40.27)	1.15	0.95	(0.77)	(0.57)	43,798	—
UltraShort FTSE Europe
Year ended May 31, 2021	28.23	(0.18)	(16.12)	—	(16.30)	—	—	—		—	11.93	(57.75)	(57.48)	1.48	0.95	(1.46)	(0.93)	7,300	—
Year ended May 31, 2020	34.43	0.06	(6.03)	—	(5.97)	(0.22)	—	(0.01	)#	(0.23)	28.23	(17.37)	(17.90)	1.37	0.95	(0.24)	0.17	22,924	—
Year ended May 31, 2019	31.32	0.27	2.98	—	3.25	(0.14)	—	—		(0.14)	34.43	10.37	10.13	1.31	0.95	0.43	0.79	16,770	—
Year ended May 31, 2018	36.36	0.04	(5.08)	—	(5.04)	—	—	—		—	31.32	(13.87)	(13.74)	1.17	0.95	(0.11)	0.11	18,386	—
Year ended May 31, 2017	55.55	(0.30)	(18.89)	—	(19.19)	—	—	—		—	36.36	(34.56)	(34.56)	1.09	0.95	(0.74)	(0.60)	32,254	—
UltraShort Health Care
Year ended May 31, 2021(ll)	25.83	(0.20)	(9.88)	—	(10.08)	—	—	—		—	15.75	(39.01)	(38.97)	4.61	0.95	(4.60)	(0.94)	1,267	—
Year ended May 31, 2020(ll)	49.12	0.27	(23.06)	—	(22.79)	(0.46)	—	(0.04	)#	(0.50)	25.83	(46.77)	(46.67)	4.01	0.95	(2.36)	0.70	2,078	—
Year ended May 31, 2019(ll)	57.71	0.62	(8.97)	—	(8.35)	(0.24)	—	—		(0.24)	49.12	(14.46)	(13.10)	4.94	0.95	(2.67)	1.32	2,724	—
Year ended May 31, 2018(ll)	75.14	0.09	(17.52)	—	(17.43)	—	—	—		—	57.71	(23.19)	(26.26)	6.35	0.95	(5.25)	0.14	1,036	—
Year ended May 31, 2017(ll)	93.42	(0.55)	(17.73)	—	(18.28)	—	—	—		—	75.14	(19.56)	(17.22)	3.49	0.95	(3.17)	(0.64)	1,349	—

See accompanying notes to the financial statements.

264 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Industrials
Year ended May 31, 2021(ee)(ll)	$38.93	$(0.23)	$(24.23)		$—	$(24.46)	$—	$—	$—		$—	$14.47	(62.83)%	(62.72)%	5.16%	0.95%	(5.15)%	(0.94)%	$943	—%
Year ended May 31, 2020(ee)(ll)	59.34	0.09	(19.98)		—	(19.89)	(0.52)	—	—		(0.52)	38.93	(33.71)	(34.02)	3.89	0.95	(2.76)	0.18	3,268	—
Year ended May 31, 2019(ee)(ll)	65.48	0.64	(6.33)		—	(5.69)	(0.45)	—	—		(0.45)	59.34	(8.75)	(8.49)	3.38	0.95	(1.41)	1.02	2,386	—
Year ended May 31, 2018(ee)(ll)	88.41	0.15	(23.08)		—	(22.93)	—	—	—		—	65.48	(25.93)	(26.47)	3.16	0.95	(2.00)	0.21	3,042	—
Year ended May 31, 2017(ee)(ll)	135.91	(0.61)	(46.89)		—	(47.50)	—	—	—		—	88.41	(34.95)	(34.83)	2.81	0.95	(2.41)	(0.55)	3,002	—
UltraShort MidCap400
Year ended May 31, 2021(ee)(ll)	50.69	(0.30)	(32.72)		—	(33.02)	—	—	—		—	17.67	(65.14)	(65.04)	2.78	0.95	(2.77)	(0.94)	2,007	—
Year ended May 31, 2020(ee)(ll)	75.68	0.17	(24.45)		—	(24.28)	(0.65)	—	(0.06	)#	(0.71)	50.69	(32.29)	(32.63)	2.95	0.95	(1.74)	0.26	6,393	—
Year ended May 31, 2019(ee)(ll)	69.55	0.88	5.94		—	6.82	(0.69)	—	—		(0.69)	75.68	9.83	11.13	2.90	0.95	(0.72)	1.23	2,923	—
Year ended May 31, 2018(ee)(ll)	93.64	0.17	(24.26)		—	(24.09)	—	—	—		—	69.55	(25.73)	(26.36)	2.39	0.95	(1.23)	0.22	3,556	—
Year ended May 31, 2017(ee)(ll)	134.76	(0.67)	(40.45)		—	(41.12)	—	—	—		—	93.64	(30.51)	(30.63)	1.93	0.95	(1.57)	(0.60)	4,787	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2021(ll)	43.46	(0.22)	(29.69)		—	(29.91)	—	—	—		—	13.55	(68.80)	(68.92)	1.27	0.95	(1.26)	(0.93)	12,435	—
Year ended May 31, 2020(ll)	54.60	0.36	(10.90	)(i)	—	(10.54)	(0.56)	—	(0.04	)#	(0.60)	43.46	(19.34)	(19.03)	1.16	0.95	0.52	0.72	37,698	—
Year ended May 31, 2019(ll)	107.77	0.83	(53.60)		—	(52.77)	(0.40)	—	—		(0.40)	54.60	(49.00)	(49.02)	1.14	0.95	0.96	1.15	29,616	—
Year ended May 31, 2018(t)(ll)	136.48	0.11	(28.82)		—	(28.71)	—	—	—		—	107.77	(21.04)	(21.01)	1.18	0.95	(0.11)	0.12	30,170	—
Year ended May 31, 2017(t)(ll)	400.20	(0.92)	(262.80)		—	(263.72)	—	—	—		—	136.48	(65.90)	(65.93)	1.12	0.95	(0.69)	(0.52)	30,707	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 265

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2021	$21.84	$(0.14)	$(11.44)	$—	$(11.58)	$—	$—	$—		$—	$10.26	(53.01)%	(52.98)%	4.29%	0.95%	(4.28)%	(0.94)%	$1,410	—%
Year ended May 31, 2020	25.89	0.03	(3.92)	—	(3.89)	(0.15)	—	(0.01	)#	(0.16)	21.84	(15.05)	(15.10)	3.83	0.95	(2.76)	0.12	3,001	—
Year ended May 31, 2019	23.15	0.18	2.65	—	2.83	(0.09)	—	—		(0.09)	25.89	12.24	12.11	2.87	0.95	(1.23)	0.70	3,557	—
Year ended May 31, 2018	27.32	0.03	(4.20)	—	(4.17)	—	—	—		—	23.15	(15.26)	(15.09)	3.00	0.95	(1.94)	0.11	3,181	—
Year ended May 31, 2017	39.69	(0.23)	(12.14)	—	(12.37)	—	—	—		—	27.32	(31.18)	(31.29)	2.11	0.95	(1.82)	(0.66)	3,754	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2021	37.97	(0.20)	(22.74)	—	(22.94)	—	—	—		—	15.03	(60.42)	(60.55)	1.71	0.95	(1.69)	(0.93)	5,467	—
Year ended May 31, 2020	46.57	0.15	(8.37)	—	(8.22)	(0.36)	—	(0.02	)#	(0.38)	37.97	(17.70)	(17.50)	1.31	0.95	(0.01)	0.35	16,662	—
Year ended May 31, 2019	42.20	0.47	4.21	—	4.68	(0.31)	—	—		(0.31)	46.57	11.11	11.05	1.26	0.95	0.70	1.01	19,271	—
Year ended May 31, 2018(t)	58.06	0.10	(15.96)	—	(15.86)	—	—	—		—	42.20	(27.31)	(27.45)	1.18	0.95	(0.01)	0.22	15,352	—
Year ended May 31, 2017(t)	103.71	(0.40)	(45.25)	—	(45.65)	—	—	—		—	58.06	(44.02)	(44.03)	1.12	0.95	(0.69)	(0.52)	32,161	—
UltraShort MSCI Japan
Year ended May 31, 2021	23.61	(0.17)	(9.72)	—	(9.89)	—	—	—		—	13.72	(41.91)	(41.84)	1.98	0.95	(1.97)	(0.94)	4,800	—
Year ended May 31, 2020	31.53	(0.06)	(7.79)	—	(7.85)	(0.07)	—	—		(0.07)	23.61	(24.89)	(24.92)	1.78	0.95	(1.03)	(0.21)	11,215	—
Year ended May 31, 2019	26.01	0.02	5.51	—	5.53	(0.01)	—	—		(0.01)	31.53	21.26	21.50	2.01	0.95	(1.00)	0.06	7,091	—
Year ended May 31, 2018	34.57	(0.04)	(8.52)	—	(8.56)	—	—	—		—	26.01	(24.78)	(25.42)	1.66	0.95	(0.84)	(0.13)	5,199	—
Year ended May 31, 2017	48.16	(0.27)	(13.32)	—	(13.59)	—	—	—		—	34.57	(28.22)	(27.90)	1.48	0.95	(1.18)	(0.66)	10,369	—

See accompanying notes to the financial statements.

266 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Nasdaq Biotechnology
Year ended May 31, 2021(cc)	$33.82	$(0.24)	$(11.91)		$—	$(12.15)	$—	$—	$—		$—	$21.67	(35.93)%	(36.17)%	1.55%	0.95%	(1.53)%	(0.93)%	$9,666	—%
Year ended May 31, 2020(cc)	82.20	0.58	(47.98)		—	(47.40)	(0.88)	—	(0.10	)#	(0.98)	33.82	(58.25)	(58.11)	1.31	0.95	0.59	0.94	12,556	—
Year ended May 31, 2019(cc)	80.47	0.94	1.39		—	2.33	(0.60)	—	—		(0.60)	82.20	2.95	3.15	1.21	0.95	1.03	1.28	26,408	—
Year ended May 31, 2018(cc)	116.10	0.09	(35.72)		—	(35.63)	—	—	—		—	80.47	(30.69)	(30.75)	1.12	0.95	(0.06)	0.10	31,888	—
Year ended May 31, 2017(cc)	144.47	(0.70)	(27.67)		—	(28.37)	—	—	—		—	116.10	(19.64)	(19.61)	1.11	0.95	(0.70)	(0.54)	54,714	—
UltraShort Oil & Gas
Year ended May 31, 2021	44.68	(0.24)	(31.34)		—	(31.58)	—	—	—		—	13.10	(70.68)	(70.58)	1.32	0.95	(1.31)	(0.94)	17,254	—
Year ended May 31, 2020	46.07	0.07	(1.26	)(i)	—	(1.19)	(0.17)	—	(0.03	)#	(0.20)	44.68	(2.59)	(3.03)	1.33	0.95	(0.23)	0.15	16,401	—
Year ended May 31, 2019	31.03	0.26	14.97		—	15.23	(0.19)	—	—		(0.19)	46.07	49.15	49.61	1.31	0.95	0.37	0.74	19,218	—
Year ended May 31, 2018	48.40	0.03	(17.40)		—	(17.37)	—	—	—		—	31.03	(35.89)	(35.92)	1.18	0.95	(0.15)	0.08	23,801	—
Year ended May 31, 2017	51.67	(0.23)	(3.04)		—	(3.27)	—	—	—		—	48.40	(6.33)	(6.41)	1.11	0.95	(0.68)	(0.52)	34,708	—
UltraShort QQQ
Year ended May 31, 2021(gg)	58.32	(0.26)	(34.59)		—	(34.85)	—	—	—		—	23.47	(59.75)	(59.83)	1.03	0.95	(0.90)	(0.82)	221,703	—
Year ended May 31, 2020(gg)	146.74	1.26	(87.51)		—	(86.25)	(1.91)	—	(0.26	)#	(2.17)	58.32	(59.49)	(59.44)	1.04	0.95	1.18	1.27	248,507	—
Year ended May 31, 2019(gg)	171.61	2.98	(25.10)		—	(22.12)	(2.75)	—	—		(2.75)	146.74	(13.01)	(12.94)	1.03	0.95	1.88	1.95	355,626	—
Year ended May 31, 2018(q)(gg)	267.36	1.44	(96.67)		—	(95.23)	(0.52)	—	—		(0.52)	171.61	(35.64)	(35.63)	1.02	0.95	0.59	0.66	257,160	—
Year ended May 31, 2017(q)(gg)	462.33	(1.78)	(193.19)		—	(194.97)	—	—	—		—	267.36	(42.17)	(42.27)	1.03	0.95	(0.56)	(0.48)	281,358	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 267

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Real Estate
Year ended May 31, 2021(ll)	$34.76	$(0.24)	$(17.19)	$—	$(17.43)	$—	$—	$—		$—	$17.33	(50.14)%	(50.29)%	1.20%	0.95%	(1.19)%	(0.94)%	$16,427	—%
Year ended May 31, 2020(ll)	45.29	0.17	(10.12)	—	(9.95)	(0.54)	—	(0.04	)#	(0.58)	34.76	(22.18)	(22.10)	1.31	0.95	0.06	0.42	54,669	—
Year ended May 31, 2019(ll)	60.82	0.66	(15.75)	—	(15.09)	(0.44)	—	—		(0.44)	45.29	(24.94)	(24.88)	1.32	0.95	0.88	1.25	21,421	—
Year ended May 31, 2018(ll)	65.72	0.10	(5.00)	—	(4.90)	—	—	—		—	60.82	(7.45)	(7.63)	1.18	0.95	(0.07)	0.16	21,160	—
Year ended May 31, 2017(ll)	76.92	(0.37)	(10.83)	—	(11.20)	—	—	—		—	65.72	(14.57)	(14.50)	1.19	0.95	(0.78)	(0.53)	34,364	—
UltraShort Russell2000
Year ended May 31, 2021(gg)	46.41	(0.20)	(32.33)	—	(32.53)	—	—	—		—	13.88	(70.09)	(70.11)	1.09	0.95	(0.98)	(0.85)	73,770	—
Year ended May 31, 2020(gg)	67.88	0.31	(21.10)	—	(20.79)	(0.60)	—	(0.08	)#	(0.68)	46.41	(30.85)	(30.72)	1.09	0.95	0.38	0.52	132,947	—
Year ended May 31, 2019(gg)	59.72	0.71	8.10	—	8.81	(0.65)	—	—		(0.65)	67.88	14.83	14.83	1.08	0.95	1.03	1.16	98,592	—
Year ended May 31, 2018(gg)	90.34	0.35	(30.84)	—	(30.49)	(0.13)	—	—		(0.13)	59.72	(33.77)	(33.84)	1.06	0.95	0.36	0.47	88,972	—
Year ended May 31, 2017(gg)	141.37	(0.43)	(50.60)	—	(51.03)	—	—	—		—	90.34	(36.10)	(36.12)	1.05	0.95	(0.51)	(0.41)	174,120	—
UltraShort S&P500®
Year ended May 31, 2021	20.57	(0.11)	(10.96)	—	(11.07)	—	—	—		—	9.50	(53.83)	(53.86)	0.90	0.90	(0.75)	(0.75)	582,648	—
Year ended May 31, 2020	35.25	0.23	(14.49)	—	(14.26)	(0.36)	—	(0.06	)#	(0.42)	20.57	(40.80)	(40.72)	0.91	0.91	0.83	0.83	1,480,039	—
Year ended May 31, 2019	38.73	0.59	(3.51)	—	(2.92)	(0.56)	—	—		(0.56)	35.25	(7.60)	(7.60)	0.89	0.89	1.65	1.65	1,131,491	—
Year ended May 31, 2018(o)	51.32	0.28	(12.76)	—	(12.48)	(0.11)	—	—		(0.11)	38.73	(24.31)	(24.33)	0.90	0.90	0.63	0.63	848,104	—
Year ended May 31, 2017(o)	72.17	(0.27)	(20.58)	—	(20.85)	—	—	—		—	51.32	(28.89)	(29.00)	0.89	0.89	(0.44)	(0.44)	1,418,175	—

See accompanying notes to the financial statements.

268 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Semiconductors
Year ended May 31, 2021(cc)(kk)	$128.03	$(0.62)	$(90.76)	$—	$(91.38)	$—	$—	$—		$—	$36.65	(71.37)%	(71.48)%	2.52%	0.95%	(2.51)%	(0.94)%	$2,734	—%
Year ended May 31, 2020(cc)(kk)	520.18	1.17	(390.11)	—	(388.94)	(3.01)	—	(0.20	)#	(3.21)	128.03	(75.16)	(75.02)	1.85	0.95	(0.45)	0.45	7,554	—
Year ended May 31, 2019(v)(cc)(kk)	477.08	5.91	42.55 (i)	—	48.46	(5.36)	—	—		(5.36)	520.18	10.15	9.44	2.47	0.95	(0.33)	1.19	7,119	—
Year ended May 31, 2018(r)(v)(cc)(kk)	986.67	1.87	(511.46)	—	(509.59)	—	—	—		—	477.08	(51.65)	(51.57)	2.71	0.95	(1.50)	0.26	3,920	—
Year ended May 31, 2017(r)(v)(cc)(kk)	2,351.44	(7.71)	(1,357.06)	—	(1,364.77)	—	—	—		—	986.67	(58.04)	(58.54)	2.33	0.95	(1.90)	(0.52)	4,255	—
UltraShort SmallCap600
Year ended May 31, 2021(ee)(kk)	92.30	(0.49)	(67.28)	—	(67.77)	—	—	—		—	24.53	(73.42)	(73.28)	2.41	0.95	(2.40)	(0.94)	2,064	—
Year ended May 31, 2020(ee)(kk)	123.90	(0.13)	(30.72)	—	(30.85)	(0.75)	—	—		(0.75)	92.30	(24.97)	(25.26)	2.65	0.95	(1.82)	(0.11)	9,499	—
Year ended May 31, 2019(ee)(kk)	105.26	1.33	18.37	—	19.70	(1.06)	—	—		(1.06)	123.90	18.83	17.33	3.39	0.95	(1.22)	1.22	3,459	—
Year ended May 31, 2018(ee)(kk)	164.75	0.28	(59.77)	—	(59.49)	—	—	—		—	105.26	(36.11)	(35.88)	3.37	0.95	(2.21)	0.22	2,281	—
Year ended May 31, 2017(ee)(kk)	254.31	(1.15)	(88.41)	—	(89.56)	—	—	—		—	164.75	(35.22)	(34.72)	3.22	0.95	(2.86)	(0.59)	2,540	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 269

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Technology
Year ended May 31, 2021(cc)	$29.81	$(0.15)	$(18.54)		$—	$(18.69)	$—	$—	$—		$—	$11.12	(62.71)%	(62.60)%	2.18%	0.95%	(2.17)%	(0.94)%	$4,866	—%
Year ended May 31, 2020(cc)	85.14	0.26	(54.93)		—	(54.67)	(0.62)	—	(0.04	)#	(0.66)	29.81	(64.62)	(64.72)	2.40	0.95	(0.95)	0.50	4,856	—
Year ended May 31, 2019(v)(cc)	101.53	1.21	(16.72)		—	(15.51)	(0.88)	—	—		(0.88)	85.14	(15.34)	(15.28)	2.68	0.95	(0.43)	1.30	5,354	—
Year ended May 31, 2018(v)(cc)	176.17	0.28	(74.92)		—	(74.64)	—	—	—		—	101.53	(42.37)	(42.74)	2.87	0.95	(1.71)	0.21	3,212	—
Year ended May 31, 2017(v)(cc)	337.80	(1.52)	(160.11)		—	(161.63)	—	—	—		—	176.17	(47.85)	(47.52)	2.78	0.95	(2.43)	(0.59)	2,270	—
UltraShort Utilities
Year ended May 31, 2021(ee)	23.04	(0.18)	(6.53)		—	(6.71)	—	—	—		—	16.33	(29.11)	(29.19)	4.17	0.95	(4.16)	(0.95)	2,347	—
Year ended May 31, 2020(ee)	37.28	0.10	(14.11)		—	(14.01)	(0.21)	—	(0.02	)#	(0.23)	23.04	(37.75)	(37.77)	2.66	0.95	(1.39)	0.33	1,872	—
Year ended May 31, 2019(ee)	51.64	0.21	(14.50)		—	(14.29)	(0.07)	—	—		(0.07)	37.28	(27.69)	(27.75)	2.41	0.95	(0.98)	0.49	4,427	—
Year ended May 31, 2018(ee)	51.81	(0.08)	(0.09	)(i)	—	(0.17)	—	—	—		—	51.64	(0.32)	0.00 (j)	1.78	0.95	(0.98)	(0.15)	5,487	—
Year ended May 31, 2017(ee)	70.34	(0.39)	(18.14)		—	(18.53)	—	—	—		—	51.81	(26.35)	(26.83)	1.72	0.95	(1.39)	(0.62)	7,447	—

See accompanying notes to the financial statements.

270 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.5%.

(k)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 1:10 reverse stock split effective April 21, 2020.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective April 21, 2020.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective August 18, 2020.

(aa)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective August 18, 2020.

(bb)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective August 18, 2020.

(cc)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective August 18, 2020.

(dd)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 21, 2021.

(ee)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

(ff)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 21, 2021.

(gg)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 21, 2021.

(hh)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 25, 2021.

(ii)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 25, 2021.

(jj)  Per share amounts have been restated on a retroactive basis to reflect a 5:1 stock split effective May 25, 2021.

(kk)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 25, 2021.

(ll)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 271

NOTES TO FINANCIAL STATEMENTS

272 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 116 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

ProShares Ultra Communication Services Select Sector and ProShares UltraShort Communication Services Select Sector were liquidated on October 13, 2020.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day.

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded equity and bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 273

are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2021, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Short 7-10 Year Treasury	—	—	$(126)	—	—	—	$90,834,362	$(823,889)	$90,834,362	$(824,015)
Short 20+ Year Treasury	—	—	(6,168)	—	—	$419,972,811	175,904,007	(8,988,919)	595,876,818	(8,995,087)
Short Basic Materials	—	—	—	—	—	—	1,064,787	(271,469)	1,064,787	(271,469)
Short Dow30SM	—	—	(179,801)	—	—	194,986,764	69,943,797	(41,460,470)	264,930,561	(41,640,271)
Short Financials	—	—	—	—	—	—	9,526,827	(3,967,458)	9,526,827	(3,967,458)
Short FTSE China 50	—	—	—	—	—	—	2,247,805	(925,649)	2,247,805	(925,649)
Short High Yield	—	—	—	—	—	—	38,417,514	4,489,144	38,417,514	4,489,144
Short MidCap400	—	—	(16,349)	—	—	—	11,871,853	(3,807,642)	11,871,853	(3,823,991)
Short MSCI EAFE	—	—	—	—	—	—	9,286,342	(2,148,578)	9,286,342	(2,148,578)
Short MSCI Emerging Markets	—	—	—	—	—	—	18,783,388	(1,574,695)	18,783,388	(1,574,695)
Short Oil & Gas	—	—	—	—	—	—	3,116,040	(728,476)	3,116,040	(728,476)
Short QQQ	—	—	(666,136)	—	—	459,967,419	197,810,440	(45,491,876)	657,777,859	(46,158,012)
Short Real Estate	—	—	—	—	—	—	7,867,287	(2,181,166)	7,867,287	(2,181,166)
Short Russell2000	—	—	211,521	—	—	114,995,349	186,511,712	(28,654,570)	301,507,061	(28,443,049)
Short S&P500®	—	—	(3,680,340)	—	—	1,434,929,868	265,491,257	(266,654,872)	1,700,421,125	(270,335,212)
Short SmallCap600	—	—	—	—	—	—	4,774,852	(1,130,928)	4,774,852	(1,130,928)
Ultra 7-10 Year Treasury	—	$1,113,578	216	—	—	15,535,305	2,140,197	159,076	18,789,080	159,292
Ultra 20+ Year Treasury	—	376,445	1,116	—	—	9,601,219	17,845,051	631,045	27,822,715	632,161
Ultra Basic Materials	$84,648,188	—	—	—	—	—	2,777,814	14,167,581	87,426,002	14,167,581
Ultra Consumer Goods	9,221,757	25,738	—	—	—	—	973,124	3,151,436	10,220,619	3,151,436
Ultra Consumer Services	23,459,963	26,536	—	—	—	—	2,375,280	4,829,274	25,861,779	4,829,274
Ultra Dow30SM	370,084,310	—	1,269,693	—	—	—	40,771,624	81,592,796	410,855,934	82,862,489
Ultra Financials	569,595,815	377,197	—	—	—	—	161,844,317	190,755,715	731,817,329	190,755,715
Ultra FTSE China 50	—	—	—	—	—	—	13,830,879	2,696,568	13,830,879	2,696,568
Ultra FTSE Europe	—	—	—	—	—	—	3,269,278	1,210,623	3,269,278	1,210,623
Ultra Health Care	95,821,358	498	—	—	—	—	14,873,908	14,786,881	110,695,764	14,786,881
274 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Ultra High Yield	—	—	—	—	—	—	$22,055,102	$1,250,865	$22,055,102	$1,250,865
Ultra Industrials	$29,361,953	$7,901	—	—	—	—	1,922,862	4,589,326	31,292,716	4,589,326
Ultra MidCap400	157,902,608	517,177	$435,249	—	—	—	2,443,724	28,229,914	160,863,509	28,665,163
Ultra MSCI Brazil Capped	—	—	—	—	—	—	4,140,557	1,459,363	4,140,557	1,459,363
Ultra MSCI EAFE	—	—	—	—	—	—	6,025,780	3,706,886	6,025,780	3,706,886
Ultra MSCI Emerging Markets	—	—	—	—	—	—	65,697,247	10,012,393	65,697,247	10,012,393
Ultra MSCI Japan	—	—	—	—	—	—	1,541,199	2,393,130	1,541,199	2,393,130
Ultra Nasdaq Biotechnology	256,078,631	8,800,250	—	—	$11,641	—	10,081,256	11,754,646	274,971,778	11,754,646
Ultra Nasdaq Cloud Computing	973,669	—	—	—	—	—	689,915	81,717	1,663,584	81,717
Ultra Nasdaq Cybersecurity	178,049	—	—	—	—	—	2,216,067	(160,398)	2,394,116	(160,398)
Ultra Oil & Gas	155,678,513	51,117	—	—	—	—	11,850,127	42,262,124	167,579,757	42,262,124
Ultra QQQ	3,726,334,503	1,910,974	9,340,837	—	—	—	38,844,098	472,572,591	3,767,089,575	481,913,428
Ultra Real Estate	82,297,608	—	—	—	—	—	13,764,892	15,497,159	96,062,500	15,497,159
Ultra Russell2000	572,494,740	16,968,200	1,473,144	$8,288	1,222	—	62,913,517	102,522,377	652,385,967	103,995,521
Ultra S&P500®	3,140,856,673	519,691	11,594,935	—	—	—	51,426,929	604,315,645	3,192,803,293	615,910,580
Ultra Semiconduc- tors	195,092,372	—	—	—	—	—	22,859,862	34,713,466	217,952,234	34,713,466
Ultra SmallCap600	28,856,687	277,381	—	1,092	—	—	5,549,368	11,321,246	34,684,528	11,321,246
Ultra Technology	545,962,678	727,685	—	—	—	—	39,494,120	176,287,905	586,184,483	176,287,905
Ultra Telecommuni- cations	1,784,334	2,835	—	—	—	—	278,963	84,388	2,066,132	84,388
Ultra Utilities	10,158,798	—	—	—	—	—	3,146,833	(503,424)	13,305,631	(503,424)
UltraPro Dow30SM	699,980,402	—	3,485,553	—	—	—	13,292,818	214,037,395	713,273,220	217,522,948
UltraPro MidCap400	28,337,499	81,050	151,530	—	—	—	6,208,575	24,800,885	34,627,124	24,952,415
UltraPro QQQ	8,669,796,126	4,113,096	28,704,055	—	—	—	236,265,761	3,056,113,727	8,910,174,983	3,084,817,782
UltraPro Russell2000	215,349,601	5,495,468	1,174,119	4,754	537	—	13,532,197	174,378,011	234,382,557	175,552,130
UltraPro S&P500®	1,403,253,369	79,146	6,623,477	—	—	—	310,561,536	682,975,031	1,713,894,051	689,598,508
UltraPro Short 20+ Year Treasury	—	—	(1,542)	—	—	—	85,513,458	(5,077,985)	85,513,458	(5,079,527)
UltraPro Short Dow30SM	—	—	(183,294)	—	—	384,968,459	157,562,279	(215,276,423)	542,530,738	(215,459,717)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 275

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
UltraPro Short MidCap400	—	—	$(8,434)	—	—	—	$4,222,173	$(4,363,199)	$4,222,173	$(4,371,633)
UltraPro Short QQQ	—	—	680,840	—	—	$1,719,867,542	351,283,725	(397,769,842)	2,071,151,267	(397,089,002)
UltraPro Short Russell2000	—	—	15,042	—	—	22,527,599	74,679,568	(60,538,632)	97,207,167	(60,523,590)
UltraPro Short S&P500®	—	—	(472,315)	—	—	549,960,091	163,708,166	(236,809,092)	713,668,257	(237,281,407)
UltraShort 7-10 Year Treasury	—	—	(1,265)	—	—	—	41,036,196	(634,920)	41,036,196	(636,185)
UltraShort 20+ Year Treasury	—	—	(16,520)	—	—	1,174,888,845	231,937,456	(47,903,860)	1,406,826,301	(47,920,380)
UltraShort Basic Materials	—	—	—	—	—	—	1,138,390	(982,812)	1,138,390	(982,812)
UltraShort Consumer Goods	—	—	—	—	—	—	1,194,852	(215,796)	1,194,852	(215,796)
UltraShort Consumer Services	—	—	—	—	—	—	979,687	(150,795)	979,687	(150,795)
UltraShort Dow30SM	—	—	(93,865)	—	—	24,999,847	88,278,160	(30,563,319)	113,278,007	(30,657,184)
UltraShort Financials	—	—	—	—	—	—	10,424,386	(8,988,639)	10,424,386	(8,988,639)
UltraShort FTSE China 50	—	—	—	—	—	—	14,394,096	(10,191,904)	14,394,096	(10,191,904)
UltraShort FTSE Europe	—	—	—	—	—	—	6,110,582	(3,877,837)	6,110,582	(3,877,837)
UltraShort Health Care	—	—	—	—	—	—	1,492,063	(347,698)	1,492,063	(347,698)
UltraShort Industrials	—	—	—	—	—	—	1,211,543	(364,366)	1,211,543	(364,366)
UltraShort MidCap400	—	—	(8,434)	—	—	—	2,259,996	(822,107)	2,259,996	(830,541)
UltraShort MSCI Brazil Capped	—	—	—	—	—	—	9,269,257	(10,980,367)	9,269,257	(10,980,367)
UltraShort MSCI EAFE	—	—	—	—	—	—	1,521,910	(612,202)	1,521,910	(612,202)
UltraShort MSCI Emerging Markets	—	—	—	—	—	—	4,340,421	(340,825)	4,340,421	(340,825)
UltraShort MSCI Japan	—	—	—	—	—	—	3,388,012	(1,750,716)	3,388,012	(1,750,716)
UltraShort Nasdaq Biotechnology	—	—	—	—	—	—	9,395,187	(5,876,714)	9,395,187	(5,876,714)
UltraShort Oil & Gas	—	—	—	—	—	—	16,512,677	(8,421,787)	16,512,677	(8,421,787)
UltraShort QQQ	—	—	146,912	—	—	214,982,368	58,742,129	(43,590,445)	273,724,497	(43,443,533)

276 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
UltraShort Real Estate	—	—	—	—	—	—	$16,506,203	$(17,220,940)	$16,506,203	$(17,220,940)
UltraShort Russell2000	—	—	$(34,422)	—	—	$9,327,943	71,475,611	(29,826,239)	80,803,554	(29,860,661)
UltraShort S&P500®	—	—	(723,226)	—	—	584,962,655	198,467,068	(215,097,321)	783,429,723	(215,820,547)
UltraShort Semiconduc- tors	—	—	—	—	—	—	2,842,337	(1,454,673)	2,842,337	(1,454,673)
UltraShort SmallCap600	—	—	—	—	—	—	2,307,467	(1,053,404)	2,307,467	(1,053,404)
UltraShort Technology	—	—	—	—	—	—	5,321,505	(2,364,010)	5,321,505	(2,364,010)
UltraShort Utilities	—	—	—	—	—	—	2,337,377	(1,250,808)	2,337,377	(1,250,808)

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2021, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 277

Fund Name	Bank of America Securities, Inc., 0.01%, dated 05/28/2021 due 06/01/2021 (a)	Barclays Capital, Inc., 0.00%, dated 05/28/2021 due 06/01/2021 (b)	BNP Paribas Securities Corp., 0.00%, dated 05/28/2021 due 06/01/2021 (c)	ING Financial Markets LLC, 0.01%, dated 05/28/2021 due 06/01/2021 (d)	Total
Short 7-10 Year Treasury	$10,181,846	$22,955,392	$41,858,698	$15,838,426	$90,834,362
Short 20+ Year Treasury	19,717,510	44,453,941	81,060,874	30,671,682	175,904,007
Short Basic Materials	119,354	269,090	490,680	185,663	1,064,787
Short Dow30SM	7,840,171	17,675,990	32,231,814	12,195,822	69,943,797
Short Financials	1,067,885	2,407,592	4,390,195	1,661,155	9,526,827
Short FTSE China 50	251,962	568,059	1,035,843	391,941	2,247,805
Short High Yield	4,306,313	9,708,761	17,703,731	6,698,709	38,417,514
Short MidCap400	1,330,745	3,000,220	5,470,840	2,070,048	11,871,853
Short MSCI EAFE	1,040,929	2,346,817	4,279,374	1,619,222	9,286,342
Short MSCI Emerging Markets	2,105,476	4,746,882	8,655,845	3,275,185	18,783,388
Short Oil & Gas	349,284	787,478	1,435,947	543,331	3,116,040
Short QQQ	22,173,055	49,990,070	91,155,895	34,491,420	197,810,440
Short Real Estate	881,863	1,988,198	3,625,439	1,371,787	7,867,287
Short Russell2000	20,906,553	47,134,689	85,949,164	32,521,306	186,511,712
Short S&P500®	29,759,564	67,094,166	122,344,872	46,292,655	265,491,257
Short SmallCap600	535,225	1,206,686	2,200,369	832,572	4,774,852
Ultra 7-10 Year Treasury	239,900	540,864	986,255	373,178	2,140,197
Ultra 20+ Year Treasury	2,000,295	4,509,749	8,223,437	3,111,570	17,845,051
Ultra Basic Materials	311,372	702,001	1,280,085	484,356	2,777,814
Ultra Consumer Goods	109,080	245,925	448,439	169,680	973,124
Ultra Consumer Services	266,251	600,274	1,094,587	414,168	2,375,280
Ultra Dow30SM	4,570,191	10,303,684	18,788,563	7,109,186	40,771,624
Ultra Financials	18,141,525	40,900,818	74,581,824	28,220,150	161,844,317
Ultra FTSE China 50	1,550,337	3,495,299	6,373,608	2,411,635	13,830,879
Ultra FTSE Europe	366,462	826,202	1,506,563	570,051	3,269,278
Ultra Health Care	1,667,253	3,758,890	6,854,261	2,593,504	14,873,908
Ultra High Yield	2,472,210	5,573,700	10,163,531	3,845,661	22,055,102
Ultra Industrials	215,538	485,940	886,102	335,282	1,922,862
Ultra MidCap400	273,923	617,571	1,126,128	426,102	2,443,724
Ultra MSCI Brazil Capped	464,125	1,046,389	1,908,070	721,973	4,140,557
Ultra MSCI EAFE	675,445	1,522,817	2,776,827	1,050,691	6,025,780
Ultra MSCI Emerging Markets	7,364,165	16,602,814	30,274,900	11,455,368	65,697,247
Ultra MSCI Japan	172,757	389,487	710,222	268,733	1,541,199
Ultra Nasdaq Biotechnology	1,130,032	2,547,705	4,645,690	1,757,829	10,081,256
Ultra Nasdaq Cloud Computing	77,334	174,353	317,930	120,298	689,915
Ultra Nasdaq Cybersecurity	248,404	560,038	1,021,218	386,407	2,216,067
Ultra Oil & Gas	1,328,310	2,994,729	5,460,829	2,066,259	11,850,127
Ultra QQQ	4,354,130	9,816,566	17,900,312	6,773,090	38,844,098
Ultra Real Estate	1,542,940	3,478,623	6,343,199	2,400,130	13,764,892
Ultra Russell2000	7,052,130	15,899,318	28,992,089	10,969,980	62,913,517
Ultra S&P500®	5,764,570	12,996,462	23,698,788	8,967,109	51,426,929
Ultra Semiconductors	2,562,418	5,777,077	10,534,384	3,985,983	22,859,862
Ultra SmallCap600	622,042	1,402,420	2,557,285	967,621	5,549,368
Ultra Technology	4,426,992	9,980,837	18,199,858	6,886,433	39,494,120
Ultra Telecommunications	31,270	70,498	128,553	48,642	278,963
Ultra Utilities	352,736	795,258	1,450,138	548,701	3,146,833
UltraPro Dow30SM	1,490,024	3,359,322	6,125,656	2,317,816	13,292,818
UltraPro MidCap400	695,934	1,569,013	2,861,063	1,082,565	6,208,575
UltraPro QQQ	26,483,606	59,708,386	108,877,048	41,196,721	236,265,761
UltraPro Russell2000	1,516,857	3,419,817	6,235,968	2,359,555	13,532,197
UltraPro S&P500®	34,811,601	78,484,194	143,114,361	54,151,380	310,561,536
UltraPro Short 20+ Year Treasury	9,585,412	21,610,708	39,406,696	14,910,642	85,513,458

278 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund Name	Bank of America Securities, Inc., 0.01%, dated 05/28/2021 due 06/01/2021 (a)	Barclays Capital, Inc., 0.00%, dated 05/28/2021 due 06/01/2021 (b)	BNP Paribas Securities Corp., 0.00%, dated 05/28/2021 due 06/01/2021 (c)	ING Financial Markets LLC, 0.01%, dated 05/28/2021 due 06/01/2021 (d)	Total
UltraPro Short Dow30SM	$17,661,541	$39,818,674	$72,608,556	$27,473,508	$157,562,279
UltraPro Short MidCap400	473,274	1,067,015	1,945,681	736,203	4,222,173
UltraPro Short QQQ	39,376,251	88,775,386	161,880,142	61,251,946	351,283,725
UltraPro Short Russell2000	8,371,015	18,872,800	34,414,174	13,021,579	74,679,568
UltraPro Short S&P500®	18,350,448	41,371,844	75,440,732	28,545,142	163,708,166
UltraShort 7-10 Year Treasury	4,599,847	10,370,547	18,910,484	7,155,318	41,036,196
UltraShort 20+ Year Treasury	25,998,436	58,614,549	106,882,459	40,442,012	231,937,456
UltraShort Basic Materials	127,605	287,690	524,598	198,497	1,138,390
UltraShort Consumer Goods	133,934	301,959	550,617	208,342	1,194,852
UltraShort Consumer Services	109,815	247,584	451,464	170,824	979,687
UltraShort Dow30SM	9,895,314	22,309,396	40,680,738	15,392,712	88,278,160
UltraShort Financials	1,168,495	2,634,420	4,803,812	1,817,659	10,424,386
UltraShort FTSE China 50	1,613,469	3,637,634	6,633,152	2,509,841	14,394,096
UltraShort FTSE Europe	684,950	1,544,248	2,815,906	1,065,478	6,110,582
UltraShort Health Care	167,249	377,070	687,579	260,165	1,492,063
UltraShort Industrials	135,805	306,177	558,309	211,252	1,211,543
UltraShort MidCap400	253,328	571,140	1,041,462	394,066	2,259,996
UltraShort MSCI Brazil Capped	1,039,014	2,342,499	4,271,500	1,616,244	9,269,257
UltraShort MSCI EAFE	170,594	384,613	701,334	265,369	1,521,910
UltraShort MSCI Emerging Markets	486,528	1,096,898	2,000,173	756,822	4,340,421
UltraShort MSCI Japan	379,771	856,208	1,561,279	590,754	3,388,012
UltraShort Nasdaq Biotechnology	1,053,130	2,374,324	4,329,532	1,638,201	9,395,187
UltraShort Oil & Gas	1,850,946	4,173,035	7,609,446	2,879,250	16,512,677
UltraShort QQQ	6,584,550	14,845,137	27,069,811	10,242,631	58,742,129
UltraShort Real Estate	1,850,221	4,171,399	7,606,462	2,878,121	16,506,203
UltraShort Russell2000	8,011,876	18,063,105	32,937,712	12,462,918	71,475,611
UltraShort S&P500®	22,246,659	50,156,011	91,458,485	34,605,913	198,467,068
UltraShort Semiconductors	318,605	718,307	1,309,819	495,606	2,842,337
UltraShort SmallCap600	258,650	583,136	1,063,337	402,344	2,307,467
UltraShort Technology	596,501	1,344,835	2,452,280	927,889	5,321,505
UltraShort Utilities	262,002	590,695	1,077,121	407,559	2,337,377
	$441,735,129	$995,910,114	$1,816,022,203	$687,143,538	$3,940,810,984

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2021 as follows:

(a)  U.S. Treasury Bonds, 1.25% to 4.63%, due 2/15/2038 to 11/15/2050; U.S. Treasury Notes, 0.13% to 0.25%, due 1/15/2022 to 7/15/2029, which had an aggregate value at the Trust level of $459,000,166.

(b)  U.S. Treasury Bonds, 0% to 3.63%, due 11/15/2023 to 8/15/2050; U.S. Treasury Notes, 0.13% to 0.88%, due 1/15/2023 to 7/15/2030, which had an aggregate value at the Trust level of $1,034,834,609.

(c)  U.S. Treasury Bills, 0%, due 9/30/2021 to 4/21/2022; U.S. Treasury Bonds, 0% to 8.13%, due 8/15/2021 to 2/15/2050; U.S. Treasury Notes, 0.05% to 2.88%, due 6/15/2021 to 2/15/2031, which had an aggregate value at the Trust level of $1,887,000,034.

(d)  Federal Farm Credit Bank, 0% to 3.10%, due 7/28/2021 to 1/4/2035; Federal Home Loan Bank, 0.02% to 2.75%, due 6/4/2021 to 3/5/2026; Federal Home Loan Mortgage Corp., 0% to 6.75%, due 7/25/2022 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 10/8/2027 to 11/15/2030; Government National Mortgage Association, 4.30%, due 2/15/2061; U.S. Treasury Bills, 0%, due 10/14/2021 to 2/24/2022; U.S. Treasury Bonds, 0.13% to 4.38%, due 5/15/2040 to 2/15/2051; U.S. Treasury Notes, 0.13% to 2.88%, due 7/15/2021 to 2/15/2031, which had an aggregate value at the Trust level of $714,000,062.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 279

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to (lower rated) debt instruments (also known as "junk bonds"), that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index or benchmark, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (ProShares Ultra Consumer Services, ProShares Ultra Financials, ProShares Ultra Nasdaq Biotechnology, ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Nasdaq Cybersecurity, ProShares Ultra Technology, ProShares UltraPro Dow30SM, ProShares UltraPro MidCap400, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraPro Short Dow 30SM, ProShares UltraPro Short MidCap400, ProShares UltraPro Short QQQ, ProShares UltraPro Short Russell2000, ProShares UltraPro Short S&P500®, ProShares UltraShort Basic Materials, ProShares UltraShort Dow30SM, ProShares UltraShort Consumer Services, ProShares UltraShort Financials, ProShares UltraShort MidCap400, ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort QQQ, ProShares UltraShort S&P500®, ProShares UltraShort SmallCap600, ProShares UltraShort Technology and ProShares UltraShort Utilities (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance

280 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra 20+ Year Treasury	153%
Ultra Basic Materials	129%
Ultra Nasdaq Biotechnology	124%
UltraPro MidCap400	241%
UltraPro Russell2000	234%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 281

unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA

282 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2021 contractually terminate within 30 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2021

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short 7-10 Year Treasury	—		Short 7-10 Year Treasury	$824,015
		Short 20+ Year Treasury	—		Short 20+ Year Treasury	8,995,087
		Short Basic Materials	—		Short Basic Materials	271,469
		Short Dow30SM	—		Short Dow30SM	41,640,271
		Short Financials	—		Short Financials	3,967,458
		Short FTSE China 50	$22,429		Short FTSE China 50	948,078
		Short High Yield	8,668,355		Short High Yield	4,179,211

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 283

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short MidCap400	—		Short MidCap400	$3,823,991
		Short MSCI EAFE	—		Short MSCI EAFE	2,148,578
		Short MSCI Emerging Markets	—		Short MSCI Emerging Markets	1,574,695
		Short Oil & Gas	$3,717		Short Oil & Gas	732,193
		Short QQQ	—		Short QQQ	46,158,012
		Short Real Estate	—		Short Real Estate	2,181,166
		Short Russell2000	211,521		Short Russell2000	28,654,570
		Short S&P500®	—		Short S&P500®	270,335,212
		Short SmallCap600	—		Short SmallCap600	1,130,928
		Ultra 7-10 Year Treasury	159,292		Ultra 7-10 Year Treasury	—
		Ultra 20+ Year Treasury	632,161		Ultra 20+ Year Treasury	—
		Ultra Basic Materials	14,167,581		Ultra Basic Materials	—
		Ultra Consumer Goods	3,151,436		Ultra Consumer Goods	—
		Ultra Consumer Services	5,193,154		Ultra Consumer Services	363,880
		Ultra Dow30SM	82,862,489		Ultra Dow30SM	—
		Ultra Financials	190,755,715		Ultra Financials	—
		Ultra FTSE China 50	6,251,186		Ultra FTSE China 50	3,554,618
		Ultra FTSE Europe	1,261,883		Ultra FTSE Europe	51,260
		Ultra Health Care	14,786,881		Ultra Health Care	—
		Ultra High Yield	1,250,865		Ultra High Yield	—
		Ultra Industrials	5,211,699		Ultra Industrials	622,373
		Ultra MidCap400	28,665,163		Ultra MidCap400	—
		Ultra MSCI Brazil Capped	1,577,585		Ultra MSCI Brazil Capped	118,222
		Ultra MSCI EAFE	3,749,208		Ultra MSCI EAFE	42,322
		Ultra MSCI Emerging Markets	10,321,041		Ultra MSCI Emerging Markets	308,648
		Ultra MSCI Japan	2,490,505		Ultra MSCI Japan	97,375
		Ultra Nasdaq Biotechnology	12,822,659		Ultra Nasdaq Biotechnology	1,068,013
		Ultra Nasdaq Cloud Computing	176,964		Ultra Nasdaq Cloud Computing	95,247
		Ultra Nasdaq Cybersecurity	31,991		Ultra Nasdaq Cybersecurity	192,389
		Ultra Oil & Gas	44,343,555		Ultra Oil & Gas	2,081,431
		Ultra QQQ	481,913,428		Ultra QQQ	—
		Ultra Real Estate	20,361,309		Ultra Real Estate	4,864,150
		Ultra Russell2000	103,995,521		Ultra Russell2000	—
		Ultra S&P500®	615,910,580		Ultra S&P500®	—
		Ultra Semiconductors	37,644,883		Ultra Semiconductors	2,931,417
		Ultra SmallCap600	11,321,246		Ultra SmallCap600	—
		Ultra Technology	186,209,962		Ultra Technology	9,922,057

284 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Ultra Telecommunications	$148,697		Ultra Telecommunications	$64,309
		Ultra Utilities	475,320		Ultra Utilities	978,744
		UltraPro Dow30SM	217,522,948		UltraPro Dow30SM	—
		UltraPro MidCap400	24,952,415		UltraPro MidCap400	—
		UltraPro QQQ	3,208,680,231		UltraPro QQQ	123,862,449
		UltraPro Russell2000	176,711,388		UltraPro Russell2000	1,159,258
		UltraPro S&P500®	765,720,605		UltraPro S&P500®	76,122,097
		UltraPro Short 20+ Year Treasury	—		UltraPro Short 20+ Year Treasury	5,079,527
		UltraPro Short Dow30SM	—		UltraPro Short Dow30SM	215,459,717
		UltraPro Short MidCap400	—		UltraPro Short MidCap400	4,371,633
		UltraPro Short QQQ	680,840		UltraPro Short QQQ	397,769,842
		UltraPro Short Russell2000	15,042		UltraPro Short Russell2000	60,538,632
		UltraPro Short S&P500®	—		UltraPro Short S&P500®	237,281,407
		UltraShort 7-10 Year Treasury	—		UltraShort 7-10 Year Treasury	636,185
		UltraShort 20+ Year Treasury	—		UltraShort 20+ Year Treasury	47,920,380
		UltraShort Basic Materials	—		UltraShort Basic Materials	982,812
		UltraShort Consumer Goods	—		UltraShort Consumer Goods	215,796
		UltraShort Consumer Services	90,455		UltraShort Consumer Services	241,250
		UltraShort Dow30SM	—		UltraShort Dow30SM	30,657,184
		UltraShort Financials	—		UltraShort Financials	8,988,639
		UltraShort FTSE China 50	115,019		UltraShort FTSE China 50	10,306,923
		UltraShort FTSE Europe	—		UltraShort FTSE Europe	3,877,837
		UltraShort Health Care	—		UltraShort Health Care	347,698
		UltraShort Industrials	—		UltraShort Industrials	364,366
		UltraShort MidCap400	—		UltraShort MidCap400	830,541
		UltraShort MSCI Brazil Capped	862,206		UltraShort MSCI Brazil Capped	11,842,573
		UltraShort MSCI EAFE	—		UltraShort MSCI EAFE	612,202
		UltraShort MSCI Emerging Markets	—		UltraShort MSCI Emerging Markets	340,825
		UltraShort MSCI Japan	—		UltraShort MSCI Japan	1,750,716
		UltraShort Nasdaq Biotechnology	4,970		UltraShort Nasdaq Biotechnology	5,881,684
		UltraShort Oil & Gas	—		UltraShort Oil & Gas	8,421,787
		UltraShort QQQ	146,912		UltraShort QQQ	43,590,445
		UltraShort Real Estate	—		UltraShort Real Estate	17,220,940
		UltraShort Russell2000	—		UltraShort Russell2000	29,860,661

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 285

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort S&P500®	—		UltraShort S&P500®	$215,820,547
		UltraShort Semiconductors	—		UltraShort Semiconductors	1,454,673
		UltraShort SmallCap600	—		UltraShort SmallCap600	1,053,404
		UltraShort Technology	—		UltraShort Technology	2,364,010
		UltraShort Utilities	—		UltraShort Utilities	1,250,808

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2021

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short 7-10 Year Treasury	$(127,285)	$1,156,130
		Short 20+ Year Treasury	48,465,998	(3,707,112)
		Short Basic Materials	(509,498)	(194,934)
		Short Dow30SM	(140,673,909)	7,742,817
		Short Financials	(6,862,073)	(2,032,596)
		Short FTSE China 50	(550,265)	(1,007,344)
		Short High Yield	(12,350,687)	1,539,377
		Short MidCap400	(17,501,501)	6,191,667
		Short MSCI EAFE	(14,153,009)	4,535,141
		Short MSCI Emerging Markets	(28,928,215)	5,642,342
		Short Oil & Gas	(1,575,122)	130,166
		Short QQQ	(331,320,929)	73,083,525
		Short Real Estate	(6,485,026)	1,324,352
		Short Russell2000	(257,494,066)	58,176,391
		Short S&P500®	(1,256,303,759)	354,316,908
		Short SmallCap600	(7,393,825)	1,572,108

286 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Ultra 7-10 Year Treasury	$2,201,511	$(4,391,178)
		Ultra 20+ Year Treasury	(2,503,294)	(6,725,643)
		Ultra Basic Materials	6,365,930	19,246,935
		Ultra Consumer Goods	1,000,839	3,681,298
		Ultra Consumer Services	4,624,511	5,235,442
		Ultra Dow30SM	28,780,013	118,858,873
		Ultra Financials	235,255,714	95,186,311
		Ultra FTSE China 50	2,932,833	4,227,489
		Ultra FTSE Europe	1,896,339	1,252,036
		Ultra Health Care	19,753,710	7,559,528
		Ultra High Yield	252,463	1,232,353
		Ultra Industrials	2,863,695	8,325,846
		Ultra MidCap400	19,154,430	51,640,509
		Ultra MSCI Brazil Capped	1,918,387	2,303,302
		Ultra MSCI EAFE	2,805,983	3,187,495
		Ultra MSCI Emerging Markets	12,229,382	12,404,023
		Ultra MSCI Japan	1,074,325	1,025,730
		Ultra Nasdaq Biotechnology	44,487,541	(21,375,915)
		Ultra Nasdaq Cloud Computing	—	81,717
		Ultra Nasdaq Cybersecurity	—	(160,398)
		Ultra Oil & Gas	5,884,525	51,051,536
		Ultra QQQ	1,097,792,151	164,158,021
		Ultra Real Estate	(17,682,956)	46,447,495
		Ultra Russell2000	87,634,126	131,623,298
		Ultra S&P500®	496,410,105	587,256,515
		Ultra Semiconductors	30,672,843	35,456,432
		Ultra SmallCap600	(467,027)	17,103,375
		Ultra Technology	120,404,735	156,251,519
		Ultra Telecommunications	(47,493)	339,663
		Ultra Utilities	(1,521,271)	3,338,708
		UltraPro Dow30SM	216,684,629	277,623,768
		UltraPro MidCap400	8,262,529	27,867,203
		UltraPro QQQ	3,816,913,893	1,993,560,584
		UltraPro Russell2000	88,184,835	175,341,278
		UltraPro S&P500®	462,675,584	752,784,770
		UltraPro Short 20+ Year Treasury	15,232,679	(842,233)
		UltraPro Short Dow30SM	(995,443,954)	384,579,242
		UltraPro Short MidCap400	(19,330,034)	3,228,971
		UltraPro Short QQQ	(2,512,430,567)	759,193,555
		UltraPro Short Russell2000	(326,802,138)	90,160,921

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 287

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		UltraPro Short S&P500®	$(1,793,843,345)	$836,939,675
		UltraShort 7-10 Year Treasury	(4,070,102)	6,406,413
		UltraShort 20+ Year Treasury	(19,248,315)	183,871,822
		UltraShort Basic Materials	(3,638,965)	797,931
		UltraShort Consumer Goods	(1,482,825)	509,340
		UltraShort Consumer Services	(1,713,108)	789,116
		UltraShort Dow30SM	(175,964,457)	64,727,635
		UltraShort Financials	(21,905,967)	(2,185,877)
		UltraShort FTSE China 50	(11,378,838)	(6,806,527)
		UltraShort FTSE Europe	(15,763,355)	4,276,114
		UltraShort Health Care	(1,631,347)	745,770
		UltraShort Industrials	(3,053,067)	1,327,126
		UltraShort MidCap400	(6,797,539)	2,923,599
		UltraShort MSCI Brazil Capped	(21,538,222)	(2,319,828)
		UltraShort MSCI EAFE	(1,314,138)	(257,751)
		UltraShort MSCI Emerging Markets	(14,009,251)	3,914,155
		UltraShort MSCI Japan	(2,822,311)	(911,084)
		UltraShort Nasdaq Biotechnology	(8,241,188)	3,870,925
		UltraShort Oil & Gas	(23,104,837)	7,911,834
		UltraShort QQQ	(371,428,126)	147,365,353
		UltraShort Real Estate	(22,401,573)	1,360,558
		UltraShort Russell2000	(194,694,318)	81,382,298
		UltraShort S&P500®	(1,136,300,751)	399,571,761
		UltraShort Semiconductors	(5,907,472)	(19,542)
		UltraShort SmallCap600	(10,893,634)	4,556,384
		UltraShort Technology	(7,248,960)	1,477,267
		UltraShort Utilities	(161,695)	(539,269)

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2021, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships, passive foreign investment companies mark-to-market, constructive sales ad-

288 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

justments and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2020 and October 31, 2019, were as follows:

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Short 7-10 Year Treasury	$54,086	—	$22,311	$76,397	$507,207	—	—	$507,207
Short 20+ Year Treasury	879,111	—	388,121	1,267,232	5,667,499	—	—	5,667,499
Short Basic Materials	3,205	—	464	3,669	9,789	—	—	9,789
Short Dow30SM	692,560	—	299,826	992,386	3,451,921	—	—	3,451,921
Short Financials	44,754	—	17,082	61,836	230,982	—	—	230,982
Short FTSE China 50	9,487	—	4,194	13,681	68,775	—	—	68,775
Short High Yield	302,084	—	107,021	409,105	1,429,897	—	—	1,429,897
Short MidCap400	23,730	—	8,940	32,670	209,870	—	—	209,870
Short MSCI EAFE	79,942	—	17,510	97,452	510,590	—	—	510,590
Short MSCI Emerging Markets	158,786	—	69,744	228,530	1,490,380	—	—	1,490,380
Short Oil & Gas	1,725	—	—	1,725	14,771	—	—	14,771
Short QQQ	1,731,258	—	896,864	2,628,122	7,806,423	—	—	7,806,423
Short Real Estate	14,657	—	6,297	20,954	113,494	—	—	113,494
Short Russell2000	878,934	—	335,476	1,214,410	4,266,234	—	—	4,266,234
Short S&P500®	6,384,895	—	2,968,113	9,353,008	28,355,045	—	—	28,355,045
Short SmallCap600	6,248	—	1,608	7,856	43,912	—	—	43,912
Ultra 7-10 Year Treasury	276,412	—	—	276,412	592,141	—	—	592,141
Ultra 20+ Year Treasury	254,346	—	—	254,346	522,234	—	—	522,234
Ultra Basic Materials	324,363	—	—	324,363	588,448	—	—	588,448
Ultra Consumer Goods	60,331	—	—	60,331	77,821	—	—	77,821
Ultra Consumer Services	25,345	—	—	25,345	44,922	—	—	44,922
Ultra Dow30SM	2,020,171	—	—	2,020,171	2,257,011	—	—	2,257,011
Ultra Financials	5,671,937	—	—	5,671,937	8,962,163	—	—	8,962,163
Ultra FTSE China 50	70,696	—	—	70,696	182,848	$312,905	—	495,753
Ultra FTSE Europe	6,679	—	—	6,679	41,048	208,619	—	249,667
Ultra Health Care	264,768	—	—	264,768	389,016	—	—	389,016
Ultra High Yield	141,213	—	—	141,213	128,229	—	—	128,229
Ultra Industrials	91,881	—	—	91,881	144,476	—	—	144,476
Ultra MidCap400	601,053	—	—	601,053	906,727	—	—	906,727
Ultra MSCI Brazil Capped	2,936	—	—	2,936	54,912	—	—	54,912
Ultra MSCI EAFE	1,483	—	—	1,483	29,663	—	—	29,663
Ultra MSCI Emerging Markets	104,695	—	—	104,695	239,090	—	—	239,090
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 289

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Ultra MSCI Japan	—	—	—	—	$22,360	$547,764	$863	$570,987
Ultra Oil & Gas	$3,012,678	—	—	$3,012,678	2,009,376	—	—	2,009,376
Ultra QQQ	1,126,908	—	—	1,126,908	2,999,220	—	—	2,999,220
Ultra Real Estate	1,133,608	—	—	1,133,608	1,882,894	—	—	1,882,894
Ultra Russell2000	545,106	—	—	545,106	1,074,040	—	—	1,074,040
Ultra S&P500®	8,847,651	—	—	8,847,651	14,753,774	—	—	14,753,774
Ultra Semiconductors	371,052	—	—	371,052	579,061	—	—	579,061
Ultra SmallCap600	40,638	—	—	40,638	116,424	—	—	116,424
Ultra Technology	642,135	—	—	642,135	910,173	—	—	910,173
Ultra Telecommunications	19,409	—	—	19,409	20,647	—	—	20,647
Ultra Utilities	275,313	—	—	275,313	131,110	—	—	131,110
UltraPro Dow30SM	1,951,971	—	—	1,951,971	3,523,679	—	—	3,523,679
UltraPro MidCap400	49,563	—	—	49,563	126,019	—	—	126,019
UltraPro QQQ	1,544,886	—	—	1,544,886	5,119,354	—	—	5,119,354
UltraPro Russell2000	153,599	—	—	153,599	277,446	—	—	277,446
UltraPro S&P500®	4,356,878	—	—	4,356,878	7,876,912	—	—	7,876,912
UltraPro Short 20+ Year Treasury	158,351	—	$51,453	209,804	635,577	—	—	635,577
UltraPro Short Dow30SM	938,825	—	425,931	1,364,756	4,232,901	—	—	4,232,901
UltraPro Short MidCap400	5,194	—	1,633	6,827	26,731	—	—	26,731
UltraPro Short QQQ	5,126,703	—	2,946,926	8,073,629	20,289,968	—	—	20,289,968
UltraPro Short Russell2000	260,849	—	83,391	344,240	963,252	—	—	963,252
UltraPro Short S&P500®	2,403,669	—	1,267,615	3,671,284	9,240,108	—	—	9,240,108
UltraShort 7-10 Year Treasury	197,830	—	34,057	231,887	1,253,188	—	—	1,253,188
UltraShort 20+ Year Treasury	3,480,826	—	1,226,432	4,707,258	17,397,962	—	—	17,397,962
UltraShort Basic Materials	4,529	—	—	4,529	39,107	—	—	39,107
UltraShort Consumer Goods	4,583	—	1,337	5,920	31,520	—	—	31,520
UltraShort Consumer Services	2,741	—	542	3,283	20,321	—	—	20,321
UltraShort Dow30SM	558,781	—	236,306	795,087	2,486,307	—	—	2,486,307
UltraShort Financials	79,465	—	13,854	93,319	222,378	—	—	222,378
UltraShort FTSE China 50	65,860	—	16,419	82,279	356,451	—	—	356,451
UltraShort FTSE Europe	26,995	—	9,432	36,427	144,138	—	—	144,138
UltraShort Health Care	5,765	—	2,217	7,982	30,520	—	—	30,520
UltraShort Industrials	3,504	—	—	3,504	32,148	—	—	32,148
UltraShort MidCap400	6,545	—	2,882	9,427	45,268	—	—	45,268
UltraShort MSCI Brazil Capped	113,488	—	10,347	123,835	473,927	—	—	473,927

290 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
UltraShort MSCI EAFE	$2,111	—	$689	$2,800	$25,569	—	—	$25,569
UltraShort MSCI Emerging Markets	33,851	—	11,162	45,013	228,786	—	—	228,786
UltraShort MSCI Japan	2,160	—	—	2,160	14,516	—	—	14,516
UltraShort Nasdaq Biotechnology	66,167	—	29,312	95,479	407,603	—	—	407,603
UltraShort Oil & Gas	20,933	—	5,805	26,738	120,131	—	—	120,131
UltraShort QQQ	1,270,736	—	640,719	1,911,455	6,317,828	—	—	6,317,828
UltraShort Real Estate	62,894	—	22,372	85,266	325,630	—	—	325,630
UltraShort Russell2000	233,372	—	99,748	333,120	1,112,142	—	—	1,112,142
UltraShort S&P500®	3,761,361	—	2,070,245	5,831,606	15,425,287	—	—	15,425,287
UltraShort Semiconductors	17,435	—	4,589	22,024	73,277	—	—	73,277
UltraShort SmallCap600	3,167	—	—	3,167	35,824	—	—	35,824
UltraShort Technology	9,324	—	4,809	14,133	65,332	—	—	65,332
UltraShort Utilities	3,607	—	2,040	5,647	30,196	—	—	30,196

At October 31, 2020 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 7-10 Year Treasury	—	—	$(12,285,756)	$(1,770,826)
Short 20+ Year Treasury	—	—	(699,096,650)	8,930,715
Short Basic Materials	—	—	(7,531,618)	(302,723)
Short Dow30SM	—	—	(377,351,925)	(51,387,123)
Short Financials	—	—	(84,788,873)	(4,008,452)
Short FTSE China 50	—	—	(10,976,629)	(1,782,493)
Short High Yield	—	—	(41,611,535)	(26,178,975)
Short MidCap400	—	—	(34,000,925)	(13,043,658)
Short MSCI EAFE	—	—	(107,875,561)	(17,784,132)
Short MSCI Emerging Markets	—	—	(160,646,003)	(28,867,506)
Short Oil & Gas	—	—	(3,302,446)	308,686
Short QQQ	—	—	(589,773,142)	(152,022,411)
Short Real Estate	—	—	(27,945,582)	(4,993,349)
Short Russell2000	—	—	(550,827,965)	(102,850,744)
Short S&P500®	—	—	(2,988,303,091)	(511,995,145)
Short SmallCap600	—	—	(32,447,118)	(4,702,815)
Ultra 7-10 Year Treasury	$12,512	—	(128,796,495)	4,103,029
Ultra 20+ Year Treasury	—	—	(17,170)	3,100,099
Ultra Basic Materials	—	—	(10,849,806)	(3,316,462)
Ultra Consumer Goods	—	—	(110,266)	711,003
Ultra Consumer Services	—	—	(47,737)	4,643,400
Ultra Dow30SM	—	—	—	(59,247,795)
Ultra Financials	14,614	—	(195,889,303)	142,137,317
Ultra FTSE China 50	—	—	(3,126,756)	188,162
Ultra FTSE Europe	—	—	(1,632,786)	(471,222)
Ultra Health Care	—	—	(3,927,208)	5,211,906

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 291

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Ultra High Yield	$299,488	—	$(339,304)	$216,915
Ultra Industrials	—	—	(665,904)	(340,361)
Ultra MidCap400	—	—	(160,087,275)	(21,689,945)
Ultra MSCI Brazil Capped	—	—	(13,284,737)	(2,923,335)
Ultra MSCI EAFE	—	—	(8,220,958)	(373,926)
Ultra MSCI Emerging Markets	—	—	(13,177,913)	1,561,402
Ultra MSCI Japan	—	—	(532,719)	1,792,246
Ultra Nasdaq Biotechnology	—	—	(109,271,674)	(8,734,375)
Ultra Oil & Gas	—	—	(128,694,774)	(48,570,406)
Ultra QQQ	—	—	(6,340,608)	902,863,357
Ultra Real Estate	—	—	—	(40,856,585)
Ultra Russell2000	—	—	(222,162,252)	(27,133,257)
Ultra S&P500®	—	—	—	(44,930,338)
Ultra Semiconductors	—	—	—	28,030,350
Ultra SmallCap600	—	—	(5,819,325)	(6,334,611)
Ultra Technology	—	—	(683,218)	187,100,339
Ultra Telecommunications	4,888	—	(735,102)	(288,658)
Ultra Utilities	—	—	—	(3,418,389)
UltraPro Dow30SM	—	—	—	(68,110,738)
UltraPro MidCap400	—	—	(3,619,159)	(2,274,085)
UltraPro QQQ	—	—	(19,234,524)	1,324,956,410
UltraPro Russell2000	—	—	(8,552,819)	5,708,160
UltraPro S&P500®	—	—	—	(79,050,295)
UltraPro Short 20+ Year Treasury	—	—	(143,846,560)	604,485
UltraPro Short Dow30SM	—	—	(338,894,841)	(765,254,248)
UltraPro Short MidCap400	—	—	(31,793,338)	(13,396,381)
UltraPro Short QQQ	—	—	(2,527,582,365)	(1,268,139,456)
UltraPro Short Russell2000	—	—	(246,188,365)	(205,632,038)
UltraPro Short S&P500®	—	—	(2,441,610,985)	(923,596,185)
UltraShort 7-10 Year Treasury	—	—	(146,054,446)	(6,697,334)
UltraShort 20+ Year Treasury	—	—	(5,406,267,702)	(48,921,497)
UltraShort Basic Materials	—	—	(82,745,312)	(32,194)
UltraShort Consumer Goods	—	—	(7,336,775)	(1,287,789)
UltraShort Consumer Services	—	—	(18,452,825)	(1,413,293)
UltraShort Dow30SM	—	—	(574,821,975)	(71,854,547)
UltraShort Financials	—	—	(469,578,471)	(14,095,469)
UltraShort FTSE China 50	—	—	(227,400,809)	(25,548,716)
UltraShort FTSE Europe	—	—	(197,708,850)	(13,041,942)
UltraShort Health Care	—	—	(8,998,857)	(1,295,799)
UltraShort Industrials	—	—	(17,486,557)	(2,700,459)
UltraShort MidCap400	—	—	(46,623,148)	(5,011,590)
UltraShort MSCI Brazil Capped	—	—	(60,530,988)	(14,122,199)
UltraShort MSCI EAFE	—	—	(18,484,107)	(1,252,990)
UltraShort MSCI Emerging Markets	—	—	(151,472,435)	(12,748,492)
UltraShort MSCI Japan	—	—	(22,109,117)	(3,609,892)
UltraShort Nasdaq Biotechnology	—	—	(59,088,368)	(9,729,801)
UltraShort Oil & Gas	—	—	(69,317,548)	(9,248,116)
UltraShort QQQ	—	—	(1,262,565,639)	(217,267,386)
UltraShort Real Estate	—	—	(203,284,930)	(26,221,232)

292 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
UltraShort Russell2000	—	—	$(562,102,329)	$(132,936,331)
UltraShort S&P500®	—	—	(4,262,394,532)	(459,022,337)
UltraShort Semiconductors	—	—	(36,891,267)	(3,957,555)
UltraShort SmallCap600	—	—	(19,757,805)	(8,102,314)
UltraShort Technology	—	—	(21,835,312)	(6,255,838)
UltraShort Utilities	—	—	(10,590,424)	(1,005,684)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of taxable distributions in excess, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses, resulted in reclassifications as of October 31, 2020 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2020 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

At October 31, 2020 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Short 7-10 Year Treasury	$12,209,287
Short 20+ Year Treasury	698,820,715
Short Basic Materials	7,522,310
Short Dow30SM	375,557,520
Short Financials	84,657,871
Short FTSE China 50	10,942,434
Short High Yield	41,166,951
Short MidCap400	33,840,642
Short MSCI EAFE	107,656,436
Short MSCI Emerging Markets	160,347,343
Short Oil & Gas	3,272,732
Short QQQ	588,294,367
Short Real Estate	27,815,299
Short Russell2000	549,043,889
Short S&P500®	2,977,809,666
Short SmallCap600	32,373,436
Ultra 7-10 Year Treasury	128,796,495
Ultra Basic Materials	10,849,806
Ultra Consumer Goods	110,266
Ultra Financials	195,889,303
Ultra FTSE China 50	3,045,178
Ultra FTSE Europe	1,621,856
Ultra Health Care	3,927,208
Ultra High Yield	339,304
Ultra Industrials	665,904
Ultra MidCap400	160,087,275
Ultra MSCI Brazil Capped	13,259,000
Ultra MSCI EAFE	8,198,810
Ultra MSCI Emerging Markets	13,062,611
Ultra MSCI Japan	504,548
Ultra Nasdaq Biotechnology	108,493,557
Ultra Oil & Gas	128,694,774

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 293

No Expiration Date
Ultra Russell2000	$222,105,739
Ultra SmallCap600	5,819,325
Ultra Telecommunications	735,102
UltraPro MidCap400	3,619,159
UltraPro Russell2000	8,487,658
UltraPro Short 20+ Year Treasury	143,794,678
UltraPro Short Dow30SM	336,466,977
UltraPro Short MidCap400	31,707,718
UltraPro Short QQQ	2,525,211,139
UltraPro Short Russell2000	245,450,372
UltraPro Short S&P500®	2,438,440,452
UltraShort 7-10 Year Treasury	145,940,279
UltraShort 20+ Year Treasury	5,406,267,702
UltraShort Basic Materials	82,721,570
UltraShort Consumer Goods	7,329,452
UltraShort Consumer Services	18,443,832
UltraShort Dow30SM	574,229,249
UltraShort Financials	469,372,839
UltraShort FTSE China 50	227,222,375
UltraShort FTSE Europe	197,603,523
UltraShort Health Care	8,988,087
UltraShort Industrials	17,469,966
UltraShort MidCap400	46,592,416
UltraShort MSCI Brazil Capped	60,382,454
UltraShort MSCI EAFE	18,468,156
UltraShort MSCI Emerging Markets	151,394,014
UltraShort MSCI Japan	22,045,368
UltraShort Nasdaq Biotechnology	59,048,043
UltraShort Oil & Gas	69,217,454
UltraShort QQQ	1,262,208,311
UltraShort Real Estate	203,077,684
UltraShort Russell2000	561,633,930
UltraShort S&P500®	4,259,610,537
UltraShort Semiconductors	36,858,800
UltraShort SmallCap600	19,711,971
UltraShort Technology	21,808,333
UltraShort Utilities	10,579,881

At October 31, 2020 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2020:

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Short 7-10 Year Treasury	—	$76,469
Short 20+ Year Treasury	—	275,935
Short Basic Materials	—	9,308
Short Dow30SM	—	1,794,405
Short Financials	—	131,002
Short FTSE China 50	$419,809	34,195
Short High Yield	12,817,517	444,584
Short MidCap400	2,488,944	160,283
Short MSCI EAFE	6,002,326	219,125

294 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Short MSCI Emerging Markets	$10,214,781	$298,660
Short Oil & Gas	15,829	29,714
Short QQQ	—	1,478,775
Short Real Estate	—	130,283
Short Russell2000	—	1,784,076
Short S&P500®	—	10,493,425
Short SmallCap600	243,038	73,682
Ultra 7-10 Year Treasury	4,984,860	—
Ultra 20+ Year Treasury	6,094,467	17,170
Ultra Consumer Services	—	47,737
Ultra FTSE China 50	—	81,578
Ultra FTSE Europe	—	10,930
Ultra MSCI Brazil Capped	—	25,737
Ultra MSCI EAFE	—	22,148
Ultra MSCI Emerging Markets	—	115,302
Ultra MSCI Japan	—	28,171
Ultra Nasdaq Biotechnology	838,904	778,117
Ultra QQQ	—	6,340,608
Ultra Russell2000	—	56,513
Ultra Semiconductors	1,881,061	—
Ultra Technology	—	683,218
UltraPro QQQ	—	19,234,524
UltraPro Russell2000	—	65,161
UltraPro Short 20+ Year Treasury	—	51,882
UltraPro Short Dow30SM	92,015,021	2,427,864
UltraPro Short MidCap400	—	85,620
UltraPro Short QQQ	—	2,371,226
UltraPro Short Russell2000	8,830,192	737,993
UltraPro Short S&P500®	—	3,170,533
UltraShort 7-10 Year Treasury	—	114,167
UltraShort Basic Materials	—	23,742
UltraShort Consumer Goods	—	7,323
UltraShort Consumer Services	—	8,993
UltraShort Dow30SM	—	592,726
UltraShort Financials	—	205,632
UltraShort FTSE China 50	10,589,391	178,434
UltraShort FTSE Europe	1,938,690	105,327
UltraShort Health Care	—	10,770
UltraShort Industrials	—	16,591
UltraShort MidCap400	539,077	30,732
UltraShort MSCI Brazil Capped	—	148,534
UltraShort MSCI EAFE	608,151	15,951
UltraShort MSCI Emerging Markets	4,018,754	78,421
UltraShort MSCI Japan	247,251	63,749
UltraShort Nasdaq Biotechnology	—	40,325
UltraShort Oil & Gas	24,043,107	100,094
UltraShort QQQ	—	357,328
UltraShort Real Estate	—	207,246
UltraShort Russell2000	37,352,180	468,399
UltraShort S&P500®	—	2,783,995
UltraShort Semiconductors	—	32,467

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 295

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
UltraShort SmallCap600	$1,161,230	$45,834
UltraShort Technology	—	26,979
UltraShort Utilities	—	10,543

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2021, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short 7-10 Year Treasury	0.75%	0.10%	$52,424	—	—	0.95%	September 30, 2021
Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2021
Short Basic Materials	0.75	0.10	9,794	$1,306	$56,596	0.95	September 30, 2021
Short Dow30SM	0.75	0.10	49,294	—	—	0.95	September 30, 2021
Short Financials	0.75	0.10	65,657	—	—	0.95	September 30, 2021
Short FTSE China 50	0.75	0.10	37,597	5,013	27,358	0.95	September 30, 2021
Short High Yield	0.75	0.10	72,648	—	—	0.95	September 30, 2021
Short MidCap400	0.75	0.10	60,058	—	—	0.95	September 30, 2021
Short MSCI EAFE	0.75	0.10	72,865	—	—	0.95	September 30, 2021
Short MSCI Emerging Markets	0.75	0.10	72,064	—	—	0.95	September 30, 2021
Short Oil & Gas	0.75	0.10	30,132	4,018	33,568	0.95	September 30, 2021
Short QQQ	0.75	0.10	299,599	—	—	0.95	September 30, 2021
Short Real Estate	0.75	0.10	69,554	—	—	0.95	September 30, 2021
Short Russell2000	0.75	0.10	245,406	—	—	0.95	September 30, 2021
Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2021
Short SmallCap600	0.75	0.10	66,283	—	—	0.95	September 30, 2021
Ultra 7-10 Year Treasury	0.75	0.10	89,122	—	—	0.95	September 30, 2021
Ultra 20+ Year Treasury	0.75	0.10	86,060	—	—	0.95	September 30, 2021
Ultra Basic Materials	0.75	0.10	93,033	—	—	0.95	September 30, 2021
Ultra Consumer Goods	0.75	0.10	82,810	11,041	15,798	0.95	September 30, 2021

296 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Ultra Consumer Services	0.75%	0.10%	$116,428	—	—	0.95%	September 30, 2021
Ultra Dow30SM	0.75	0.10	57,794	—	—	0.95	September 30, 2021
Ultra Financials	0.75	0.10	—	—	—	0.95	September 30, 2021
Ultra FTSE China 50	0.75	0.10	78,481	—	—	0.95	September 30, 2021
Ultra FTSE Europe	0.75	0.10	33,205	4,427	50,559	0.95	September 30, 2021
Ultra Health Care	0.75	0.10	105,775	—	—	0.95	September 30, 2021
Ultra High Yield	0.75	0.10	96,112	12,815	16,769	0.95	September 30, 2021
Ultra Industrials	0.75	0.10	135,849	—	—	0.95	September 30, 2021
Ultra MidCap400	0.75	0.10	158,924	—	—	0.95	September 30, 2021
Ultra MSCI Brazil Capped	0.75	0.10	51,291	6,839	13,966	0.95	September 30, 2021
Ultra MSCI EAFE	0.75	0.10	63,011	—	—	0.95	September 30, 2021
Ultra MSCI Emerging Markets	0.75	0.10	72,664	—	—	0.95	September 30, 2021
Ultra MSCI Japan	0.75	0.10	40,212	5,361	29,305	0.95	September 30, 2021
Ultra Nasdaq Biotechnology	0.75	0.10	297,981	—	—	0.95	September 30, 2021
Ultra Nasdaq Cloud Computing	0.75	0.10	7,204	961	19,669	0.95	September 30, 2022
Ultra Nasdaq Cybersecurity	0.75	0.10	7,718	1,029	17,723	0.95	September 30, 2022
Ultra Oil & Gas	0.75	0.10	115,276	—	—	0.95	September 30, 2021
Ultra QQQ	0.75	0.10	801,645	—	—	0.95	September 30, 2021
Ultra Real Estate	0.75	0.10	104,971	—	—	0.95	September 30, 2021
Ultra Russell2000	0.75	0.10	853,982	—	—	0.95	September 30, 2021
Ultra S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2021
Ultra Semiconductors	0.75	0.10	93,668	—	—	0.95	September 30, 2021
Ultra SmallCap600	0.75	0.10	108,479	—	—	0.95	September 30, 2021
Ultra Technology	0.75	0.10	1,763	—	—	0.95	September 30, 2021
Ultra Telecommunications	0.75	0.10	10,547	1,406	96,242	0.95	September 30, 2021
Ultra Utilities	0.75	0.10	105,364	14,048	15,463	0.95	September 30, 2021
UltraPro Dow30SM	0.75	0.10	—	—	—	0.95	September 30, 2021
UltraPro MidCap400	0.75	0.10	111,330	—	—	0.95	September 30, 2021
UltraPro QQQ	0.75	0.10	6,250,676	—	—	0.95	September 30, 2021
UltraPro Russell2000	0.75	0.10	947,684	—	—	0.95	September 30, 2021
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2021
UltraPro Short 20+ Year Treasury	0.75	0.10	49,095	—	—	0.95	September 30, 2021
UltraPro Short Dow30SM	0.75	0.10	72,320	—	—	0.95	September 30, 2021
UltraPro Short MidCap400	0.75	0.10	70,701	—	—	0.95	September 30, 2021
UltraPro Short QQQ	0.75	0.10	685,090	—	—	0.95	September 30, 2021
UltraPro Short Russell2000	0.75	0.10	165,846	—	—	0.95	September 30, 2021
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2021
UltraShort 7-10 Year Treasury	0.75	0.10	49,393	—	—	0.95	September 30, 2021
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2021
UltraShort Basic Materials	0.75	0.10	17,855	2,381	48,516	0.95	September 30, 2021
UltraShort Consumer Goods	0.75	0.10	7,466	995	60,629	0.95	September 30, 2021
UltraShort Consumer Services	0.75	0.10	8,343	1,112	60,611	0.95	September 30, 2021
UltraShort Dow30SM	0.75	0.10	77,822	—	—	0.95	September 30, 2021
UltraShort Financials	0.75	0.10	69,515	—	—	0.95	September 30, 2021
UltraShort FTSE China 50	0.75	0.10	77,617	—	—	0.95	September 30, 2021
UltraShort FTSE Europe	0.75	0.10	66,016	—	—	0.95	September 30, 2021
UltraShort Health Care	0.75	0.10	13,885	1,851	52,107	0.95	September 30, 2021
UltraShort Industrials	0.75	0.10	12,263	1,635	54,904	0.95	September 30, 2021
UltraShort MidCap400	0.75	0.10	29,112	3,882	38,065	0.95	September 30, 2021
UltraShort MSCI Brazil Capped	0.75	0.10	67,836	—	—	0.95	September 30, 2021

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 297

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraShort MSCI EAFE	0.75%	0.10%	$15,263	$2,035	$50,656	0.95%	September 30, 2021
UltraShort MSCI Emerging Markets	0.75	0.10	68,317	414	—	0.95	September 30, 2021
UltraShort MSCI Japan	0.75	0.10	49,345	6,579	11,739	0.95	September 30, 2021
UltraShort Nasdaq Biotechnology	0.75	0.10	68,925	—	—	0.95	September 30, 2021
UltraShort Oil & Gas	0.75	0.10	64,884	—	—	0.95	September 30, 2021
UltraShort QQQ	0.75	0.10	197,724	—	—	0.95	September 30, 2021
UltraShort Real Estate	0.75	0.10	74,331	—	—	0.95	September 30, 2021
UltraShort Russell2000	0.75	0.10	130,071	—	—	0.95	September 30, 2021
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2021
UltraShort Semiconductors	0.75	0.10	33,415	4,455	31,786	0.95	September 30, 2021
UltraShort SmallCap600	0.75	0.10	35,832	4,777	28,938	0.95	September 30, 2021
UltraShort Technology	0.75	0.10	42,180	5,624	21,173	0.95	September 30, 2021
UltraShort Utilities	0.75	0.10	15,771	2,103	49,837	0.95	September 30, 2021

*  In addition to the expense limitations disclosed above, the Advisor has entered into an Advisory Fee Waiver Agreement for each Fund that reduces the annualized advisory fee rate subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion. To the extent that a Fund achieves an asset breakpoint, the Advisor will waive fees in order to match the corresponding reduction in the tiered advisory fee limit. Any such waivers are reflected as a component of "Expenses waived and/or reimbursed by Advisor" on the Statements of Operations, and are not subject to subsequent recoupment by the Advisor. During the year ended May 31, 2021, advisory fees of $6,250,676 were waived for UltraPro QQQ pursuant to this agreement, resulting in a net advisory fee of 0.68%.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2021, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2021	2022	2023	2024	2025	2026	Recoupment
Short 7-10 Year Treasury	$77,466	$37,209	$30,777	$68,440	$58,236	$29,842	$301,970
Short Basic Materials	83,218	68,669	60,770	69,309	68,792	44,734	395,492
Short Dow30SM	75,022	80,629	56,819	58,252	81,443	52,536	404,701
Short Financials	78,621	60,938	56,880	67,106	66,465	44,858	374,868
Short FTSE China 50	87,428	63,961	64,014	72,169	73,907	45,914	407,393
Short High Yield	32,137	74,384	47,725	67,482	89,319	46,217	357,264
Short MidCap400	68,728	54,461	59,003	64,470	62,288	42,661	351,611
Short MSCI EAFE	81,321	75,099	50,861	65,324	67,005	54,465	394,075
Short MSCI Emerging Markets	81,480	53,542	33,973	67,720	74,764	50,797	362,276
Short Oil & Gas	84,209	62,887	61,322	69,720	68,835	45,165	392,138
Short QQQ	274,650	239,709	217,677	289,992	356,298	202,738	1,581,064
Short Real Estate	80,148	59,167	60,323	68,486	68,631	48,739	385,494
Short Russell2000	311,512	249,456	199,443	188,717	278,667	166,329	1,394,124
Short SmallCap600	82,083	53,416	60,957	69,876	67,242	45,820	379,394
Ultra 7-10 Year Treasury	97,675	62,536	71,959	89,428	90,240	60,061	471,899
Ultra 20+ Year Treasury	113,192	76,690	73,005	92,526	88,560	60,016	503,989
Ultra Basic Materials	119,544	88,772	101,200	101,333	104,481	59,447	574,777
Ultra Consumer Goods	133,569	97,284	106,550	105,592	122,429	74,011	639,435
Ultra Consumer Services	144,953	96,358	110,784	103,519	125,868	80,862	662,344
Ultra Dow30SM	129,031	59,625	42,175	83,496	88,574	39,088	441,989
Ultra Financials	59,125	—	—	69,257	123,291	—	251,673
Ultra FTSE China 50	97,217	68,253	87,846	77,866	88,086	53,198	472,466

298 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2021	2022	2023	2024	2025	2026	Recoupment
Ultra FTSE Europe	$85,820	$53,612	$57,464	$67,523	$68,397	$65,505	$398,321
Ultra Health Care	170,796	93,516	119,750	135,285	131,973	67,300	718,620
Ultra High Yield	156,423	144,442	143,367	157,016	76,009	90,977	768,234
Ultra Industrials	146,680	99,560	117,943	101,797	124,278	100,863	691,121
Ultra MidCap400	129,296	86,553	98,454	149,145	129,159	116,971	709,578
Ultra MSCI Brazil Capped	83,614	57,727	57,780	68,922	68,903	49,584	386,530
Ultra MSCI EAFE	74,839	58,174	58,330	68,038	67,971	40,875	368,227
Ultra MSCI Emerging Markets	80,090	53,106	55,431	64,469	67,179	52,057	372,332
Ultra MSCI Japan	82,285	54,716	58,663	78,351	68,707	52,204	394,926
Ultra Nasdaq Biotechnology	561,494	352,874	357,572	348,301	239,152	204,923	2,064,316
Ultra Nasdaq Cloud Computing	—	—	—	—	—	27,834	27,834
Ultra Nasdaq Cybersecurity	—	—	—	—	—	26,470	26,470
Ultra Oil & Gas	174,554	121,239	107,939	128,797	139,377	72,294	744,200
Ultra QQQ	561,942	491,411	627,801	734,603	856,753	561,479	3,833,989
Ultra Real Estate	148,427	100,745	122,540	116,571	141,016	65,788	695,087
Ultra Russell2000	391,774	678,331	826,508	598,481	325,953	766,120	3,587,167
Ultra Semiconductors	124,455	80,179	96,820	104,479	116,117	58,661	580,711
Ultra SmallCap600	155,955	115,280	150,594	112,888	144,160	69,420	748,297
Ultra Technology	158,577	93,230	134,585	135,521	100,677	1,762	624,352
Ultra Telecommunications	125,319	93,855	91,919	108,608	107,921	72,443	600,065
Ultra Utilities	125,663	94,203	92,407	102,810	121,341	99,239	635,663
UltraPro Dow30SM	140,127	90,215	19,082	91,917	78,445	26,006	445,792
UltraPro MidCap400	157,746	79,187	135,605	112,697	132,762	72,258	690,255
UltraPro QQQ	—	—	—	—	542,098	—	542,098
UltraPro Russell2000	372,486	812,931	764,947	827,229	823,180	795,335	4,396,108
UltraPro Short 20+ Year Treasury	75,991	22,335	22,175	46,924	61,705	28,513	257,643
UltraPro Short Dow30SM	76,852	39,960	91,602	68,233	105,555	90,883	473,085
UltraPro Short MidCap400	89,110	62,493	65,192	72,678	70,658	49,727	409,858
UltraPro Short QQQ	315,811	359,287	290,662	465,760	788,628	507,095	2,727,243
UltraPro Short Russell2000	120,714	103,833	112,751	98,638	150,084	117,394	703,414
UltraShort 7-10 Year Treasury	61,402	3,327	—	38,596	53,252	31,913	188,490
UltraShort Basic Materials	86,014	64,799	63,073	70,451	71,277	44,946	400,560
UltraShort Consumer Goods	86,611	64,050	61,744	69,385	69,579	45,896	397,265
UltraShort Consumer Services	85,905	64,734	62,218	70,715	70,585	46,617	400,774
UltraShort Dow30SM	89,137	77,135	82,051	73,406	98,336	54,644	474,709
UltraShort Financials	77,079	67,185	61,995	69,598	74,558	47,007	397,422
UltraShort FTSE China 50	111,517	90,082	76,673	84,460	90,775	49,210	502,717
UltraShort FTSE Europe	75,218	62,101	55,794	66,712	68,772	43,938	372,535
UltraShort Health Care	85,211	62,982	61,997	68,921	69,051	44,962	393,124
UltraShort Industrials	84,536	61,627	61,531	69,530	70,135	45,630	392,989
UltraShort MidCap400	87,634	61,997	64,164	72,713	72,300	47,614	406,422
UltraShort MSCI Brazil Capped	76,394	63,937	54,325	62,331	63,948	47,543	368,478
UltraShort MSCI EAFE	85,135	59,845	61,180	69,545	70,471	44,949	391,125
UltraShort MSCI Emerging Markets	76,996	62,095	59,291	67,151	69,292	45,782	380,607
UltraShort MSCI Japan	82,432	57,556	60,345	68,641	68,361	45,424	382,759
UltraShort Nasdaq Biotechnology	143,818	85,111	67,576	73,296	73,070	45,155	488,026
UltraShort Oil & Gas	76,555	62,586	57,364	67,749	67,234	43,001	374,489
UltraShort QQQ	288,533	246,278	213,623	230,252	263,220	126,129	1,368,035
UltraShort Real Estate	92,020	76,125	68,322	81,940	87,665	48,882	454,954
UltraShort Russell2000	172,946	152,686	127,910	115,973	148,967	85,609	804,091
UltraShort Semiconductors	86,559	61,295	62,679	70,672	72,127	46,401	399,733
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 299

	Expires September 30,						Total Amount Eligible for
Fund	2021	2022	2023	2024	2025	2026	Recoupment
UltraShort SmallCap600	$87,727	$60,768	$62,947	$70,540	$69,711	$47,255	$398,948
UltraShort Technology	85,165	63,735	62,504	71,059	72,086	45,580	400,129
UltraShort Utilities	84,495	60,181	60,800	68,277	69,238	44,466	387,457

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the year ended May 31, 2021 or the year ended May 31, 2020.

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11. Investment Transactions

For the year ended May 31, 2021, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the ProShares Ultra 20+ Treasury, ProShares Ultra 7-10 Year Treasury Funds), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra 7-10 Year Treasury	$13,043,406	$22,411,368
Ultra 20+ Year Treasury	53,141,879	1,153,559
Ultra Basic Materials	20,606,063	3,813,519
Ultra Consumer Goods	21,272,702	251,231
Ultra Consumer Services	18,473,353	815,681
Ultra Dow30SM	706,718,162	46,221,569
Ultra Financials	298,926,320	26,330,868
Ultra Health Care	42,365,577	2,857,112
Ultra High Yield	—	445,857
Ultra Industrials	13,205,902	559,406
Ultra MidCap400	107,694,107	21,155,070
Ultra Nasdaq Biotechnology	85,625,472	45,259,597
Ultra Nasdaq Cloud Computing	3,315,374	102,046
Ultra Nasdaq Cybersecurity	181,512	—
Ultra Oil & Gas	103,400,141	25,040,383
Ultra QQQ	2,425,985,966	213,933,347
Ultra Real Estate	28,911,634	3,912,718
Ultra Russell2000	839,143,322	56,441,355
Ultra S&P500®	2,503,931,057	80,227,526
Ultra Semiconductors	68,950,611	12,372,444
Ultra SmallCap600	7,285,393	2,964,213
Ultra Technology	282,987,661	31,678,228
Ultra Telecommunications	1,186,973	196,416
Ultra Utilities	1,713,320	330,177
UltraPro Dow30SM	891,662,787	82,800,568
UltraPro MidCap400	24,349,548	4,460,707
UltraPro QQQ	13,040,629,875	668,636,481
UltraPro Russell2000	714,279,448	77,062,833
UltraPro S&P500®	1,977,672,462	44,142,990

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2021, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra 20+ Year Treasury	$61,890,268	$(1,348,715)
Ultra Basic Materials	8,148,124	1,988,823
Ultra Consumer Goods	20,932,161	786,594
Ultra Consumer Services	13,561,556	3,953,309
Ultra Dow30SM	576,689,001	48,135,970
Ultra Financials	161,442,723	74,424,951
Ultra Health Care	30,237,065	5,498,092
Ultra High Yield	1,476,832	(69,360)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 301

Fund	Fair Value	Net Realized Gains (Losses)
Ultra Industrials	$3,282,208	$836,077
Ultra MidCap400	67,912,391	15,392,806
Ultra Nasdaq Biotechnology	185,475,241	33,612,729
Ultra Nasdaq Cloud Computing	2,379,724	146,241
Ultra Oil & Gas	75,677,460	24,941,515
Ultra QQQ	1,641,462,412	616,040,368
Ultra Real Estate	37,243,251	2,613,516
Ultra Russell2000	403,053,946	88,713,009
Ultra S&P500®	2,463,608,914	422,295,938
Ultra Semiconductors	73,776,585	27,687,921
Ultra SmallCap600	5,501,235	2,123,449
Ultra Technology	298,481,457	119,934,611
Ultra Utilities	4,016,131	(5,534)
UltraPro Dow30SM	1,538,341,487	104,949,399
UltraPro MidCap400	22,664,022	6,122,715
UltraPro QQQ	16,171,594,340	2,067,720,045
UltraPro Russell2000	628,360,444	87,576,756
UltraPro S&P500®	2,780,156,538	307,537,013

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2021, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra Basic Materials	$44,307,983
Ultra Consumer Goods	3,241,090
Ultra Consumer Services	2,521,924
Ultra Health Care	3,563,419
Ultra Industrials	3,060,577
Ultra MidCap400	14,416,147
Ultra Nasdaq Biotechnology	262,779,046
Ultra Oil & Gas	40,944,118
Ultra QQQ	610,025,276
Ultra Real Estate	25,008,755
Ultra S&P500®	934,127,808
Ultra Semiconductors	116,226,593
Ultra SmallCap600	11,336,795
Ultra Technology	150,367,449
UltraPro Dow30SM	755,514,946
UltraPro MidCap400	8,622,679
UltraPro QQQ	6,534,053,893
UltraPro S&P500®	1,000,313,411

13. Share Splits and Reverse Share Splits

Effective August 18, 2020, each of ProShares Ultra 20+ Year Treasury, ProShares Ultra Consumer Services, ProShares Ultra QQQ and ProShares Ultra S&P500® underwent a 2-for-1 share split; ProShares Ultra Technology underwent a 4-for-1 share split; ProShares UltraShort Consumer Goods and ProShares UltraShort Consumer Services underwent a 1-for-2 reverse share split and cusip change; ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort Semiconductors and ProShares UltraShort Technology underwent a 1-for-4 reverse share split and cusip change and ProShares UltraPro Short QQQ underwent a 1-for-5 reverse share split and cusip change.

Effective January 21, 2021, each of ProShares Ultra Health Care and ProShares UltraPro QQQ underwent a 2-for-1 share split; ProShares UltraPro Short MidCap400, ProShares UltraShort Financials, ProShares UltraShort Industrials, ProShares UltraShort MidCap400, ProShares UltraShort SmallCap600 and ProShares UltraShort Utilities underwent a 1-for-2 reverse share split and cusip change; ProShares UltraShort QQQ and

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ProShares UltraShort Russell2000 underwent a 1-for-4 reverse share split and cusip change and ProShares UltraPro Short Russell2000 and ProShares UltraPro Short S&P500® underwent a 1-for-5 reverse share split and cusip change.

Effective May 25, 2021, each of ProShares Ultra Oil & Gas, ProShares Ultra QQQ, ProShares Ultra Russell2000 and ProShares UltraPro Dow30SM underwent a 2-for-1 share split; ProShares Ultra Industrials and ProShares Ultra Semiconductors underwent a 4-for-1 share split; ProShares Ultra SmallCap600 and ProShares UltraPro MidCap400 underwent a 5-for-1 share split; ProShares UltraShort Basic Materials, ProShares UltraShort Consumer Goods, ProShares UltraShort Health Care, ProShares UltraShort Industrials, ProShares UltraShort MidCap400, ProShares UltraShort MSCI Brazil Capped and ProShares UltraShort Real Estate underwent a 1-for-2 reverse share split and cusip change and ProShares UltraPro Short Dow30SM, ProShares UltraPro Short MidCap400, ProShares UltraShort Semiconductors and ProShares UltraShort SmallCap600 underwent a 1-for-4 reverse share split and cusip change.

The effect of the share split transactions was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 303

industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund will achieve a high degree of correlation with its index or a multiple or inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2021, the ProShares Short High Yield, ProShares Ultra Consumer Goods, ProShares Ultra Consumer Services, ProShares Ultra Dow30SM, ProShares Ultra Financials, ProShares Ultra FTSE China 50, ProShares Ultra FTSE Europe, ProShares Ultra Industrials, ProShares Ultra MSCI Brazil Capped, ProShares Ultra MSCI EAFE, ProShares Ultra MSCI Emerging Markets, ProShares Ultra MSCI Japan, ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Oil & Gas, ProShares Ultra Real Estate, ProShares Ultra Russell2000, ProShares Ultra Semiconductors, ProShares Ultra SmallCap600, ProShares Ultra Technology, ProShares UltraPro MidCap400, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraShort Consumer Services and ProShares UltraShort MSCI Brazil Capped had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  LIBOR Risk

The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor

304 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

in determining a Fund's payment obligations under a derivative investment, the cost of financing to a Fund or an investment's value or return to a Fund, and may be used in other ways that affect a Fund's investment performance. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration ("IBA"), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate, which is intended to replace the U.S. dollar LIBOR). Alternative reference rates can differ significantly from LIBOR — both in the actual rate and how it is calculated — and it is unclear whether and when markets will adopt these rates as a widely accepted replacement for LIBOR. Various financial industry groups have begun planning for transition away from LIBOR, but there are also obstacles to converting certain securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund's performance or NAV.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2021 :: 305

continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

16. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

17. New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

18. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

306 :: MAY 31, 2021 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the eighty-three funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (eighty-three of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

Short 7-10 Year Treasury (a)

Short 20+ Year Treasury (a)

Short Basic Materials (a)

Short Dow30SM (a)

Short Financials (a)

Short FTSE China 50 (a)

Short High Yield (a)

Short MidCap400 (a)

Short MSCI EAFE (a)

Short MSCI Emerging Markets (a)

Short Oil & Gas (a)

Short QQQ (a)

Short Real Estate (a)

Short Russell2000 (a)

Short S&P500® (a)

Short SmallCap600 (a)

Ultra 7-10 Year Treasury (a)

Ultra 20+ Year Treasury (a)

Ultra Basic Materials (a)

Ultra Consumer Goods (a)

Ultra Consumer Services (a)

Ultra Dow30SM (a)

Ultra Financials * (a)

Ultra FTSE China 50 (a)

Ultra FTSE Europe (a)

Ultra Health Care (a)

Ultra High Yield (a)

Ultra Industrials (a)

Ultra MidCap400 * (a)

Ultra MSCI Brazil Capped (a)

Ultra MSCI EAFE (a)

Ultra MSCI Emerging Markets (a)

Ultra MSCI Japan (a)

Ultra Nasdaq Biotechnology * (a)

Ultra Nasdaq Cloud Computing (b)

Ultra Nasdaq Cybersecurity (b)

Ultra Oil & Gas (a)

Ultra QQQ (a)

Ultra Real Estate (a)

Ultra Russell2000 * (a)

Ultra S&P500® * (a)

Ultra Semiconductors (a)

Ultra SmallCap600 * (a)

Ultra Technology (a)

Ultra Telecommunications (a)

Ultra Utilities (a)

UltraPro Dow30SM (a)

UltraPro MidCap400 * (a)

UltraPro QQQ (a)

UltraPro Russell2000 * (a)

UltraPro S&P500® * (a)

UltraPro Short 20+ Year Treasury (a)

UltraPro Short Dow30SM (a)

UltraPro Short MidCap400 (a)

UltraPro Short QQQ (a)

UltraPro Short Russell2000 (a)

UltraPro Short S&P500® (a)

UltraShort 7-10 Year Treasury (a)

UltraShort 20+ Year Treasury (a)

UltraShort Basic Materials (a)

UltraShort Consumer Goods (a)

UltraShort Consumer Services (a)

UltraShort Dow30SM (a)

UltraShort Financials (a)

UltraShort FTSE China 50 (a)

UltraShort FTSE Europe (a)

UltraShort Health Care (a)

UltraShort Industrials (a)

UltraShort MidCap400 (a)

UltraShort MSCI Brazil Capped (a)

UltraShort MSCI EAFE (a)

UltraShort MSCI Emerging Markets (a)

UltraShort MSCI Japan (a)

UltraShort Nasdaq Biotechnology (a)

UltraShort Oil & Gas (a)

UltraShort QQQ (a)

UltraShort Real Estate (a)

UltraShort Russell2000 (a)

UltraShort S&P500® (a)

UltraShort Semiconductors (a)

UltraShort SmallCap600 (a)

UltraShort Technology (a)

UltraShort Utilities (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 19, 2021 (commencement of investment operations) through May 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 307

of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2021

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

308 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

Annual Report Insert for: ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Nasdaq Cybersecurity, ProShares UltraShort Nasdaq Cloud Computing and ProShares UltraShort Nasdaq Cybersecurity

At a meeting held on December 10, 2020, the Board of Trustees (the "Board") of ProShares Trust (the "Trust") considered the initial approval of the Investment Advisory Agreement (the "Investment Advisory Agreement") between the Trust and ProShare Advisors LLC (the "Advisor") with respect to the ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Nasdaq Cybersecurity, ProShares UltraShort Nasdaq Cloud Computing and ProShares UltraShort Nasdaq Cybersecurity (the "New ETFs"). In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the approval of the Investment Advisory Agreement, including information that addressed, among other things: (i) the nature, extent, and quality of the services that were provided or proposed to be provided by the Advisor; (ii) the costs of the services to be provided and the profits realized by the Advisor; (iii) the investment performance of the Advisor; (iv) the extent to which economies of scale might be realized as the New ETFs grow and whether fee levels reflect economies of scale, if any, for the benefit of the New ETFs' shareholders; and (v) other benefits to the Advisor and/or its affiliates from the relationship to the New ETFs. The Independent Trustees consulted with Independent Trustee Counsel concerning their responsibilities under state and federal law with respect to their consideration of the approval of the Investment Advisory Agreement and other agreements with respect to the New ETFs. It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the New ETFs.

In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the approval of the Investment Advisory Agreement, including, among other things: (i) information about the advisory services to be provided by the Advisor with respect to the New ETF; (ii) the Advisor's Form ADV; (iii) biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the New ETFs; (iv) information regarding the proposed contractual fees with respect to the New ETFs; (v)comparative industry fee data; (vi) information about fees and other amounts that were proposed to be received by the Advisor and its affiliates for non-advisory services with respect to the New ETFs; (vii) information regarding the Advisor's trade allocation and best execution policies and procedures; (viii) information about the financial condition of the Advisor; (ix) information regarding how the Advisor expects to monitor the New ETFs' compliance with regulatory requirements and Trust procedures; and (x) the Advisor's reputation, expertise and resources. The Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds with similar investment strategies, as well as to help them in evaluating inform

In considering the Investment Advisory Agreement for the New ETFs, the Board did not identify any particular factor that was most relevant to its consideration to approve the Investment Advisory Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services to be performed by the Advisor with respect to the New ETFs. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the New ETFs effectively. In particular, the Board considered the following:

•  the investment objective of the New ETFs and the Advisor's description of the skills needed to manage the New ETFs;

•  the key features of the New ETFs, including investment strategies of the New ETFs, as well as the possible employment of optimization/sampling techniques necessary to manage the New ETFs and develop creation and redemption baskets;

•  the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the New ETFs;

•  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•  the collateral, credit and cash management functions at the Advisor;

•  significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years; and

•  information regarding allocation of Existing Fund brokerage and the selection of counterparties for the New ETFs' portfolio transactions.

The Board considered that the Advisor will oversee the operations of the New ETFs, including oversight of the New ETFs' service providers, and will provide compliance services to the New ETFs.

Based upon its review, the Board, including all of the Independent Trustees, concluded that (i) the investment advisory services to be provided by the Advisor with respect to the New ETFs were expected to be of high quality, (ii) the Advisor has successfully achieved the investment goals of the existing operational Funds in the Trust, and (iii) it was generally satisfied with the nature, quality and extent of services expected to be provided to the New ETFs.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services to be provided to the New ETFs by or at the expense of the Advisor, the costs of these services and the comparability to the fees paid by other investment companies, including ETFs, offering strategies similar in nature and extent to the New ETFs. This information included comparative fee information prepared by an independent consultant. The Board discussed the methodology used to prepare the com-

PROSHARES TRUST BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT :: 309

parative fee data for the New ETFs and the potential limitations of such data. The Advisor also presented information about the significant drivers of cost.

The Board reviewed information prepared by the independent consultant comparing management fee and expense information for the New ETFs to that of peer groups of funds (the "Peer Groups") determined by the consultant as well as to the relevant fund category determined by the consultant. The Board reviewed Peer Groups and category information prepared by the consultant comparing the contractual advisory fee rate to be paid by the New ETFs to other funds with investment objectives most similar to the New ETFs. The Board noted the difficulty in compiling the Peer Groups because, by design, the New ETFs are unique and, therefore, few (if any) funds with substantially similar objectives and strategies may be available. It was noted that the indices that the New ETFs will track are also new. Notwithstanding this difficulty, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's proposed fees. The Board also considered the fee waiver and/or expense reimbursement arrangements in place for the New ETFs.

The Board recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in the services that are included in the fees paid by other ETFs. The Board concluded that the New ETF's advisory fee rates were reasonable given the services proposed to be provided and the fees charged by other funds in the Peer Groups.

Profitability

The Board noted that the New ETFs had not yet started operations, so that it could not yet evaluate the Advisor's profitability related to the New ETFs. It was noted that each year, as part of its annual contract renewal process, the Trustees discuss the Advisor's profit margin, including the methodology used in the Advisor's profitability analysis.

The Independent Trustees met in Executive Session with Independent Trustee Counsel to discuss and evaluate the information provided by the Advisor and the independent consultant.

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the New ETFs, including, but not limited to, intellectual capital, regulatory compliance and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the New ETFs.

Investment Performance of the Fund and the Advisor

The Trustees noted that the New ETFs had not yet commenced operations and, as such, there was no performance information for the New ETFs to consider. The Trustees notes, however, the Advisor's performance record in managing other ETFs that seek to track the performance of a securities index.

Economies of Scale

The Board considered each New ETF's fee arrangements with the Advisor. The Board considered that each New ETF will pay the Advisor an annual investment advisory fee of 0.75% of average daily net assets, and that, pursuant to a contractual three year waiver, the Advisor has agreed to reduce each such Fund's annual investment advisory fee by 0.05% on assets in excess of $4.0 billion up to $5.5 billion, 0.10% on assets in excess of $5.5 billion up to $7.0 billion, 0.15% on assets in excess of $7.0 billion up to $8.5 billion, and 0.20% on assets in excess of $8.5 billion. The Board also considered the fee waiver and/or expense reimbursement arrangements in place for the New ETFs, under which the Advisor will voluntarily limit total fund expenses (subject to certain exclusions) for the initial period of each New ETF's operations.

Other Benefits

The Board also considered the Advisor's non-advisory services, including those to be performed under a separate Management Services Agreement. The Board also considered the fact that shareholders of "geared funds" such as the New ETFs tend to be active traders, which adds a level of complexity to the management of those funds as the Advisor needs to account for significant flows of assets in and out of the funds. The Board also considered any indirect, or "fall-out," benefits of the Advisor or its affiliates to be derived from the relationship to the New ETFs but concluded that such benefits were not material to their considerations.

Conclusions

The Board, including all of the Independent Trustees, concluded that it was in the best interests of each New ETF and its prospective shareholders to approve the Investment Advisory Agreement and that the terms of the Investment Advisory Agreement for each New ETF were fair and reasonable.

310 :: BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT PROSHARES TRUST

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentages of ordinary dividends paid during the tax year ended October 31, 2020 are designated as "qualified dividend income" (QDI), as defined in the Act, subject to reduced tax rates in 2020. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. The Funds designated up to the maximum amount of qualified interest income (QII) from ordinary distributions paid during the tax year ended October 31, 2020.

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2020, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2020, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Ultra QQQ	$40,925,545
Ultra Utilities	432,670
UltraPro Dow30SM	2,630,198
UltraPro QQQ	93,164,753
UltraPro S&P500®	5,601,420

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 311

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (116) ProFunds (115)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (116) ProFunds (115)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (116) ProFunds (115)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors LLC (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (116) ProFunds (115)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

312 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors LLC (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Charles S. Todd 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 9/71	Treasurer	Indefinite; May 2021 to present	Senior Managing Director and Business Head, Fund Officer Services, Foreside Financial Group, LLC
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors LLC (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShare Advisors LLC; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 313

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Geared ETFs seek returns that are either 3x, 2x, -1x, -2x or -3x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ", "NASDAQ-100®" and "NASDAQ Biotechnology Index®" are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's®", "S&P®", "S&P 500®", "S&P MidCap 400®", "S&P SmallCap 600®", "Standard & Poor's 500®", "S&P 500® VIX® Short-Term Futures IndexTM", "S&P 500® VIX® Mid-Term Futures IndexTM", certain "S&P Select Industry Indices", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell®" are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index" and "EAFE" are service marks of MSCI. "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx®" is a registered trademark of Markit Indices Limited. The "NYSE Arca Gold Miners IndexSM" is a service mark of NYSE or its affiliates. All have been licensed for use by ProShares. "VIX®" is a trademark of the Chicago Board Options Exchange, Incorporated ("CBOE") and CBOE has agreed that S&P Dow Jones Indices LLC may use the "VIX®" trademark in the names of the Indexes as licensed to ProShares. "S&P®" is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2021 ProShare Advisors LLC. All rights reserved.  PSGAN0521

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, May 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1). There were no amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that William D. Fertig is an audit committee financial expert, as defined in Item 3 of Form N-CSR. William D. Fertig is independent for purposes of Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended May 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,632,185 for professional services rendered for the audit of the Funds’ annual financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,602,705 for professional services rendered for the audit of the Funds’ annual financial statements included in the Funds’ annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal year ended May 31, 2021, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2020, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended May 31, 2021, PwC billed the Funds aggregate fees of $936,075 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2020, PwC billed the Funds aggregate fees of $965,708 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

(d)	All Other Fees

For the fiscal year ended May 31, 2021, PwC did not bill the Funds any fees for products and services other than those disclosed above.

For the fiscal year ended May 31, 2020, PwC did not bill the Funds any fees for products and services other than those disclosed above.

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such preapprovals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the approaches for pre-approving proposed services: (1) the proposed service may be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	For the fiscal years ended May 31, 2021 and May 31, 2020, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.

(f)	Not applicable.

(g)	For the fiscal year ended May 31, 2021, PwC billed aggregate non-audit fees to the Funds of $936,075 as disclosed in Items 4 (b), 4(c) and 4(d) above. During this period, PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

For the fiscal year ended May 31, 2020, PwC billed aggregate non-audit fees to the Funds of $965,708 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period, PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 and has a separately-designed audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The registrant’s audit committee members are Michael C. Wachs, Russell S. Reynolds, III and William D. Fertig.

(b)	Not applicable.

Item 6. Investments

(a) Schedule I – Investments in securities of unaffiliated issuers

For those Funds which included a Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS - 19.5%

Aerospace & Defense - 0.1%
AAR Corp.*	100	4,175
Aerojet Rocketdyne Holdings, Inc.	217	10,514
AeroVironment, Inc.*	65	7,126
Astronics Corp.*	71	1,204
Ducommun, Inc.*	32	1,721
Kaman Corp.	83	4,467
Kratos Defense & Security Solutions, Inc.*	364	9,104
Maxar Technologies, Inc.	213	6,624
Moog, Inc., Class A	87	7,847
National Presto Industries, Inc.	15	1,521
PAE, Inc.*	177	1,437
Park Aerospace Corp.	59	910
Parsons Corp.*	68	2,693
Triumph Group, Inc.*	155	2,979
Vectrus, Inc.*	34	1,735
		64,057
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc.*(a)	176	4,372
Atlas Air Worldwide Holdings, Inc.*	77	5,769
Echo Global Logistics, Inc.*	79	2,699
Forward Air Corp.	82	7,945
Hub Group, Inc., Class A*	98	6,841
Radiant Logistics, Inc.*	117	900
		28,526
Airlines - 0.1%
Allegiant Travel Co.*	39	8,637
Hawaiian Holdings, Inc.*	144	3,715
Mesa Air Group, Inc.*(a)	103	1,001
SkyWest, Inc.*	148	7,256
Spirit Airlines, Inc.*	295	10,535
		31,144
Auto Components - 0.3%
Adient plc*	283	14,167
American Axle & Manufacturing Holdings, Inc.*	337	3,774
Cooper Tire & Rubber Co.	151	8,966
Cooper-Standard Holdings, Inc.*	50	1,488
Dana, Inc.	434	11,775
Dorman Products, Inc.*	80	8,190
Fox Factory Holding Corp.*	124	19,280
Gentherm, Inc.*	98	7,108
Goodyear Tire & Rubber Co. (The)*	694	13,762
LCI Industries	74	11,030
Modine Manufacturing Co.*	150	2,639
Motorcar Parts of America, Inc.*	56	1,309
Patrick Industries, Inc.	67	5,742
Standard Motor Products, Inc.	63	2,836
Stoneridge, Inc.*	78	2,374
Tenneco, Inc., Class A*	153	2,399
Visteon Corp.*	83	10,164
XPEL, Inc.*(b)	50	4,100
		131,103
Automobiles - 0.0%(c)
Winnebago Industries, Inc.	93	6,878
Workhorse Group, Inc.*(a)	283	2,652
		9,530
Banks - 1.7%
1st Constitution Bancorp	27	570
1st Source Corp.	49	2,424
ACNB Corp.	25	720
Allegiance Bancshares, Inc.	57	2,312
Altabancorp	48	2,208
Amalgamated Financial Corp.	40	651
Amerant Bancorp, Inc.*	68	1,640
American National Bankshares, Inc.	32	1,110
Ameris Bancorp	199	10,933
Ames National Corp.	26	658
Arrow Financial Corp.	40	1,484
Atlantic Capital Bancshares, Inc.*	61	1,715
Atlantic Union Bankshares Corp.	234	9,599
Auburn National Bancorp, Inc.(a)	7	267
Banc of California, Inc.	134	2,346
BancFirst Corp.	56	3,862
Bancorp, Inc. (The)*	155	3,757
BancorpSouth Bank	297	9,082
Bank First Corp.(a)	19	1,353
Bank of Commerce Holdings(a)	48	708
Bank of Marin Bancorp	40	1,348
Bank of NT Butterfield & Son Ltd. (The)	150	5,721
Bank of Princeton (The)(a)	17	500
Bank7 Corp.	8	146
BankFinancial Corp.(a)	40	442
BankUnited, Inc.	275	13,142
Bankwell Financial Group, Inc.	20	571
Banner Corp.	104	6,087
Bar Harbor Bankshares	44	1,339
BayCom Corp.*	32	593
BCB Bancorp, Inc.	43	628
Berkshire Hills Bancorp, Inc.	136	3,774
Boston Private Financial Holdings, Inc.	246	3,771
Brookline Bancorp, Inc.	233	3,928
Bryn Mawr Bank Corp.	59	2,820
Business First Bancshares, Inc.	58	1,415
Byline Bancorp, Inc.	73	1,685
C&F Financial Corp.	10	495
Cadence Bancorp	370	8,281
California Bancorp*	23	435
Cambridge Bancorp	19	1,629
Camden National Corp.	44	2,095
Capital Bancorp, Inc.*(a)	24	528
Capital City Bank Group, Inc.	40	1,072
Capstar Financial Holdings, Inc.	48	1,051
Carter Bankshares, Inc.*	68	1,059
Cathay General Bancorp	228	9,503
CB Financial Services, Inc.(a)	15	326
CBTX, Inc.	52	1,539
Central Pacific Financial Corp.	82	2,272
Central Valley Community Bancorp	32	681
Century Bancorp, Inc., Class A	8	913
Chemung Financial Corp.(a)	10	466
ChoiceOne Financial Services, Inc.(a)	22	567
CIT Group, Inc.	296	15,682
Citizens & Northern Corp.	40	988

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Citizens Holding Co.(a)	14	265
City Holding Co.	46	3,690
Civista Bancshares, Inc.	47	1,116
CNB Financial Corp.	44	1,070
Coastal Financial Corp.*(a)	27	840
Codorus Valley Bancorp, Inc.	28	531
Colony Bankcorp, Inc.(a)	23	422
Columbia Banking System, Inc.	215	9,279
Community Bank System, Inc.	159	12,898
Community Bankers Trust Corp.(a)	65	575
Community Financial Corp. (The)	16	568
Community Trust Bancorp, Inc.	47	2,076
ConnectOne Bancorp, Inc.	111	3,074
County Bancorp, Inc.(a)	14	349
CrossFirst Bankshares, Inc.*	144	2,118
Customers Bancorp, Inc.*	86	3,255
CVB Financial Corp.	388	8,606
Dime Community Bancshares, Inc.	106	3,679
Eagle Bancorp Montana, Inc.	19	475
Eagle Bancorp, Inc.	95	5,428
Eastern Bankshares, Inc.	498	11,155
Enterprise Bancorp, Inc.	27	930
Enterprise Financial Services Corp.	72	3,558
Equity Bancshares, Inc., Class A*	43	1,413
Esquire Financial Holdings, Inc.*	21	517
Evans Bancorp, Inc.	14	529
Farmers & Merchants Bancorp, Inc.(a)	30	660
Farmers National Banc Corp.	78	1,357
FB Financial Corp.	95	3,976
Fidelity D&D Bancorp, Inc.(a)	12	669
Financial Institutions, Inc.	48	1,542
First Bancorp, Inc. (The)	30	945
First Bancorp/NC	85	3,771
First Bancorp/PR	646	8,262
First Bancshares, Inc. (The)	61	2,382
First Bank	48	659
First Busey Corp.	151	4,045
First Business Financial Services, Inc.	24	658
First Capital, Inc.(a)	10	446
First Choice Bancorp	31	996
First Commonwealth Financial Corp.	287	4,348
First Community Bankshares, Inc.	52	1,620
First Community Corp.	21	422
First Financial Bancorp	291	7,412
First Financial Bankshares, Inc.	387	19,485
First Financial Corp.	40	1,815
First Foundation, Inc.	118	2,962
First Guaranty Bancshares, Inc.(a)	11	217
First Internet Bancorp	28	950
First Interstate BancSystem, Inc., Class A	122	5,743
First Merchants Corp.	162	7,507
First Mid Bancshares, Inc.(a)	44	1,932
First Midwest Bancorp, Inc.	342	7,158
First Northwest Bancorp	26	463
First of Long Island Corp. (The)	68	1,530
First Savings Financial Group, Inc.	6	432
First United Corp.(a)	21	382
First Western Financial, Inc.*	19	527
Flushing Financial Corp.	88	2,057
FNCB Bancorp, Inc.(a)	51	376
Franklin Financial Services Corp.(a)	13	397
Fulton Financial Corp.	476	8,249
FVCBankcorp, Inc.*	35	621
German American Bancorp, Inc.	74	3,093
Glacier Bancorp, Inc.	287	16,718
Great Southern Bancorp, Inc.	32	1,808
Great Western Bancorp, Inc.	166	5,554
Guaranty Bancshares, Inc.	23	882
Hancock Whitney Corp.	259	12,823
Hanmi Financial Corp.	92	1,930
HarborOne Bancorp, Inc.	156	2,317
Hawthorn Bancshares, Inc.	18	435
HBT Financial, Inc.	29	528
Heartland Financial USA, Inc.	104	5,174
Heritage Commerce Corp.	174	2,064
Heritage Financial Corp.	108	3,133
Hilltop Holdings, Inc.	197	7,319
Home BancShares, Inc.	459	12,558
HomeTrust Bancshares, Inc.	46	1,305
Hope Bancorp, Inc.	352	5,386
Horizon Bancorp, Inc.	128	2,368
Howard Bancorp, Inc.*	39	658
Independent Bank Corp.	99	8,079
Independent Bank Corp./MI	63	1,468
Independent Bank Group, Inc.	111	8,741
International Bancshares Corp.	160	7,424
Investar Holding Corp.	30	677
Investors Bancorp, Inc.	692	10,297
Lakeland Bancorp, Inc.	146	2,775
Lakeland Financial Corp.	73	4,505
Landmark Bancorp, Inc.(a)	12	311
LCNB Corp.	36	635
Level One Bancorp, Inc.	15	416
Limestone Bancorp, Inc.*	16	255
Live Oak Bancshares, Inc.	85	5,149
Macatawa Bank Corp.	79	758
Mackinac Financial Corp.(a)	27	585
MainStreet Bancshares, Inc.*	19	407
Mercantile Bank Corp.	47	1,518
Meridian Corp.(a)	16	433
Metrocity Bankshares, Inc.	52	895
Metropolitan Bank Holding Corp.*	21	1,340
Mid Penn Bancorp, Inc.	21	592
Middlefield Banc Corp.(a)	18	432
Midland States Bancorp, Inc.	63	1,755
MidWestOne Financial Group, Inc.	44	1,388
MVB Financial Corp.	28	1,200
National Bank Holdings Corp., Class A	88	3,485
National Bankshares, Inc.	19	667
NBT Bancorp, Inc.	128	4,991
Nicolet Bankshares, Inc.*	27	2,141
Northeast Bank	23	675
Northrim Bancorp, Inc.	18	784
Norwood Financial Corp.	17	432
Oak Valley Bancorp(a)	20	378
OceanFirst Financial Corp.	178	3,936
OFG Bancorp	152	3,663
Ohio Valley Banc Corp.	13	305
Old National Bancorp	492	9,373
Old Second Bancorp, Inc.	85	1,178
Origin Bancorp, Inc.	66	2,914
Orrstown Financial Services, Inc.	33	833

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Pacific Premier Bancorp, Inc.	240	11,033
Park National Corp.(a)	43	5,440
Parke Bancorp, Inc.	32	688
Partners Bancorp(a)	30	236
PCB Bancorp(a)	37	594
Peapack-Gladstone Financial Corp.	55	1,827
Penns Woods Bancorp, Inc.(a)	21	538
Peoples Bancorp of North Carolina, Inc.	13	324
Peoples Bancorp, Inc.	55	1,786
Peoples Financial Services Corp.	21	906
Plumas Bancorp(a)	14	426
Preferred Bank	41	2,800
Premier Financial Bancorp, Inc.	39	727
Primis Financial Corp.	59	869
Professional Holding Corp., Class A*	34	622
QCR Holdings, Inc.	44	2,104
RBB Bancorp	50	1,220
Red River Bancshares, Inc.	15	819
Reliant Bancorp, Inc.	46	1,364
Renasant Corp.(a)	163	7,208
Republic Bancorp, Inc., Class A	29	1,347
Republic First Bancorp, Inc.*	136	560
Richmond Mutual Bancorp, Inc.	36	526
S&T Bancorp, Inc.	116	3,936
Salisbury Bancorp, Inc.(a)	8	372
Sandy Spring Bancorp, Inc.	138	6,411
SB Financial Group, Inc.(a)	20	396
Seacoast Banking Corp. of Florida*	155	5,746
Select Bancorp, Inc.*	46	648
ServisFirst Bancshares, Inc.	146	10,141
Shore Bancshares, Inc.	35	602
Sierra Bancorp	42	1,164
Silvergate Capital Corp., Class A*	58	6,461
Simmons First National Corp., Class A	325	9,913
SmartFinancial, Inc.	42	1,019
South Plains Financial, Inc.	32	751
South State Corp.	210	18,650
Southern First Bancshares, Inc.*	22	1,175
Southside Bancshares, Inc.	95	4,070
Spirit of Texas Bancshares, Inc.	39	900
Stock Yards Bancorp, Inc.	61	3,278
Summit Financial Group, Inc.	34	810
Texas Capital Bancshares, Inc.*	152	10,470
Tompkins Financial Corp.	43	3,489
Towne Bank	201	6,438
TriCo Bancshares	79	3,788
TriState Capital Holdings, Inc.*	83	1,908
Triumph Bancorp, Inc.*	68	5,695
Trustmark Corp.	189	6,341
UMB Financial Corp.	131	12,669
United Bankshares, Inc.	371	15,282
United Community Banks, Inc.	234	8,092
United Security Bancshares	40	340
Unity Bancorp, Inc.	23	558
Univest Financial Corp.	86	2,508
Valley National Bancorp	1,195	17,112
Veritex Holdings, Inc.	142	4,988
Washington Trust Bancorp, Inc.	51	2,805
WesBanco, Inc.	196	7,628
West Bancorp, Inc.	48	1,340
Westamerica Bancorp	78	4,893
		760,874
Beverages - 0.1%
Celsius Holdings, Inc.*	108	7,078
Coca-Cola Consolidated, Inc.	14	5,669
MGP Ingredients, Inc.	39	2,718
National Beverage Corp.	71	3,545
NewAge, Inc.*(a)	284	673
Primo Water Corp.	469	8,119
		27,802
Biotechnology - 1.7%
4D Molecular Therapeutics, Inc.*	23	611
89bio, Inc.*(a)	25	473
Abeona Therapeutics, Inc.*	181	299
ADMA Biologics, Inc.*(a)	198	347
Adverum Biotechnologies, Inc.*	267	924
Aeglea BioTherapeutics, Inc.*(a)	135	892
Affimed NV*	338	2,998
Agenus, Inc.*	472	2,011
Akebia Therapeutics, Inc.*(a)	430	1,509
Akero Therapeutics, Inc.*(a)	41	1,073
Akouos, Inc.*(a)	73	953
Albireo Pharma, Inc.*	51	1,706
Alector, Inc.*	139	2,474
Aligos Therapeutics, Inc.*	31	864
Allakos, Inc.*	79	8,014
Allogene Therapeutics, Inc.*	162	4,163
Allovir, Inc.*	89	2,086
ALX Oncology Holdings, Inc.*	52	2,941
Amicus Therapeutics, Inc.*	771	7,139
AnaptysBio, Inc.*(a)	64	1,528
Anavex Life Sciences Corp.*(a)	175	2,179
Anika Therapeutics, Inc.*	42	1,959
Annexon, Inc.*	80	1,690
Apellis Pharmaceuticals, Inc.*	180	10,130
Applied Genetic Technologies Corp.*	129	517
Applied Molecular Transport, Inc.*	67	3,212
Applied Therapeutics, Inc.*	46	885
Aprea Therapeutics, Inc.*	22	93
Aptinyx, Inc.*(a)	102	259
Aravive, Inc.*(a)	36	185
Arcturus Therapeutics Holdings, Inc.*	60	1,753
Arcus Biosciences, Inc.*	126	3,127
Arcutis Biotherapeutics, Inc.*	69	1,818
Ardelyx, Inc.*	222	1,587
Arena Pharmaceuticals, Inc.*	174	10,633
Arrowhead Pharmaceuticals, Inc.*	307	22,288
Assembly Biosciences, Inc.*	92	365
Atara Biotherapeutics, Inc.*	241	3,268
Athenex, Inc.*	213	999
Athersys, Inc.*(a)	520	868
Atreca, Inc., Class A*	86	776
AVEO Pharmaceuticals, Inc.*(a)	65	475
Avid Bioservices, Inc.*	181	3,852
Avidity Biosciences, Inc.*(a)	91	2,160
Avrobio, Inc.*	107	962
Axcella Health, Inc.*(a)	46	147
Aziyo Biologics, Inc., Class A*	7	88
Beam Therapeutics, Inc.*(a)	120	9,388
Beyondspring, Inc.*(a)	57	591
BioAtla, Inc.*(a)	35	1,507
BioCryst Pharmaceuticals, Inc.*	530	8,358

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Biohaven Pharmaceutical Holding Co. Ltd.*	144	12,528
Bioxcel Therapeutics, Inc.*(a)	38	1,255
Black Diamond Therapeutics, Inc.*(a)	54	709
Blueprint Medicines Corp.*	166	15,164
Bolt Biotherapeutics, Inc.*	38	665
BrainStorm Cell Therapeutics, Inc.*	91	326
Bridgebio Pharma, Inc.*	282	16,694
C4 Therapeutics, Inc.*	32	1,182
Cabaletta Bio, Inc.*	39	442
Calithera Biosciences, Inc.*(a)	197	449
Calyxt, Inc.*(a)	31	134
CareDx, Inc.*	151	12,140
CASI Pharmaceuticals, Inc.*(a)	198	317
Catabasis Pharmaceuticals, Inc.*(a)	61	124
Catalyst Biosciences, Inc.*	92	393
Catalyst Pharmaceuticals, Inc.*	291	1,609
CEL-SCI Corp.*(a)	106	2,280
Centogene NV*	26	255
Checkmate Pharmaceuticals, Inc.*(a)	27	183
Checkpoint Therapeutics, Inc.*(a)	155	415
ChemoCentryx, Inc.*	149	1,512
Chimerix, Inc.*	179	1,400
Chinook Therapeutics, Inc.*	40	660
Cidara Therapeutics, Inc.*(a)	108	218
Clovis Oncology, Inc.*(a)	249	1,277
Codiak Biosciences, Inc.*	19	430
Cohbar, Inc.*(a)(b)	104	130
Coherus Biosciences, Inc.*(a)	176	2,316
Concert Pharmaceuticals, Inc.*	89	358
Constellation Pharmaceuticals, Inc.*	92	1,823
ContraFect Corp.*(a)	73	295
Corbus Pharmaceuticals Holdings, Inc.*(a)	230	499
Cortexyme, Inc.*(a)	47	1,944
Crinetics Pharmaceuticals, Inc.*(a)	81	1,422
Cue Biopharma, Inc.*	89	1,276
Cullinan Oncology, Inc.*(a)	39	1,159
Cyclerion Therapeutics, Inc.*(a)	66	214
Cytokinetics, Inc.*	199	4,344
CytomX Therapeutics, Inc.*	185	1,325
Decibel Therapeutics, Inc.*	21	188
Deciphera Pharmaceuticals, Inc.*	116	3,914
Denali Therapeutics, Inc.*	189	12,019
DermTech, Inc.*	31	1,269
Dicerna Pharmaceuticals, Inc.*	198	6,455
Dyadic International, Inc.*(a)	58	219
Dynavax Technologies Corp.*(a)	319	2,616
Dyne Therapeutics, Inc.*	48	917
Eagle Pharmaceuticals, Inc.*	31	1,228
Editas Medicine, Inc.*	200	6,790
Eiger BioPharmaceuticals, Inc.*	92	723
Emergent BioSolutions, Inc.*	135	8,188
Enanta Pharmaceuticals, Inc.*	58	2,822
Enochian Biosciences, Inc.*(a)	41	167
Epizyme, Inc.*	268	2,206
Esperion Therapeutics, Inc.*(a)	78	1,553
Evelo Biosciences, Inc.*(a)	69	926
Exicure, Inc.*(a)	178	297
Fate Therapeutics, Inc.*	228	17,465
Fennec Pharmaceuticals, Inc.*(a)	65	479
FibroGen, Inc.*(a)	253	5,376
Flexion Therapeutics, Inc.*	131	1,096
Foghorn Therapeutics, Inc.*(a)	22	229
Forma Therapeutics Holdings, Inc.*	91	2,554
Fortress Biotech, Inc.*	201	810
Frequency Therapeutics, Inc.*	75	664
G1 Therapeutics, Inc.*(a)	102	2,215
Galectin Therapeutics, Inc.*	112	445
Galera Therapeutics, Inc.*(a)	26	223
Generation Bio Co.*	121	4,145
Genprex, Inc.*	87	325
Geron Corp.*(a)	862	1,190
GlycoMimetics, Inc.*	111	283
Gossamer Bio, Inc.*(a)	170	1,440
Gritstone bio, Inc.*(a)	90	828
Halozyme Therapeutics, Inc.*(a)	399	16,523
Harpoon Therapeutics, Inc.*	41	845
Heron Therapeutics, Inc.*(a)	263	3,490
Homology Medicines, Inc.*	102	677
Hookipa Pharma, Inc.*	43	718
iBio, Inc.*(a)	642	931
Ideaya Biosciences, Inc.*(a)	53	1,068
IGM Biosciences, Inc.*	22	1,642
Immunic, Inc.*(a)	17	230
ImmunityBio, Inc.*(a)	95	1,667
ImmunoGen, Inc.*	575	3,554
Immunome, Inc.*	6	126
Immunovant, Inc.*(a)	112	1,698
Inhibrx, Inc.*	24	508
Inovio Pharmaceuticals, Inc.*(a)	556	4,198
Inozyme Pharma, Inc.*	36	589
Insmed, Inc.*	304	7,478
Intellia Therapeutics, Inc.*	165	12,365
Intercept Pharmaceuticals, Inc.*(a)	78	1,297
Invitae Corp.*(a)	364	10,476
Ironwood Pharmaceuticals, Inc.*	479	5,542
iTeos Therapeutics, Inc.*	59	1,212
IVERIC bio, Inc.*	241	1,704
Jounce Therapeutics, Inc.*	52	408
Kadmon Holdings, Inc.*(a)	517	1,985
KalVista Pharmaceuticals, Inc.*	57	1,539
Karuna Therapeutics, Inc.*	47	5,256
Karyopharm Therapeutics, Inc.*(a)	213	1,977
Keros Therapeutics, Inc.*	40	2,182
Kezar Life Sciences, Inc.*	94	538
Kindred Biosciences, Inc.*(a)	112	541
Kiniksa Pharmaceuticals Ltd., Class A*	80	1,090
Kinnate Biopharma, Inc.*	41	963
Kodiak Sciences, Inc.*	99	8,278
Kronos Bio, Inc.*	45	1,098
Krystal Biotech, Inc.*	45	2,936
Kura Oncology, Inc.*	188	4,183
Kymera Therapeutics, Inc.*	30	1,443
La Jolla Pharmaceutical Co.*(a)	54	232
Lexicon Pharmaceuticals, Inc.*(a)	149	654
Ligand Pharmaceuticals, Inc.*	43	5,061
LogicBio Therapeutics, Inc.*(a)	49	214
MacroGenics, Inc.*	164	5,279
Madrigal Pharmaceuticals, Inc.*(a)	26	2,920
Magenta Therapeutics, Inc.*	62	766
MannKind Corp.*(a)	680	3,006
Marker Therapeutics, Inc.*	91	265

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
MediciNova, Inc.*(a)	129	544
MEI Pharma, Inc.*(a)	329	948
MeiraGTx Holdings plc*	72	993
Mersana Therapeutics, Inc.*	160	2,291
Metacrine, Inc.*	20	82
Minerva Neurosciences, Inc.*(a)	106	313
Mirati Therapeutics, Inc.*(a)	128	20,243
Mirum Pharmaceuticals, Inc.*(a)	18	298
Molecular Templates, Inc.*(a)	79	706
Morphic Holding, Inc.*	42	2,073
Mustang Bio, Inc.*	151	506
Myriad Genetics, Inc.*	214	6,131
Natera, Inc.*	227	21,370
Neoleukin Therapeutics, Inc.*	97	973
NeuBase Therapeutics, Inc.*(a)	50	259
NeuroBo Pharmaceuticals, Inc.*	20	56
NexImmune, Inc.*	19	353
NextCure, Inc.*	49	385
Nkarta, Inc.*	61	1,485
Novavax, Inc.*(a)	185	27,310
Nurix Therapeutics, Inc.*(a)	72	2,009
Nymox Pharmaceutical Corp.*(a)	127	193
Olema Pharmaceuticals, Inc.*(a)	36	1,007
Oncocyte Corp.*	214	946
Oncorus, Inc.*	23	396
OPKO Health, Inc.*(a)	1,193	4,557
Organogenesis Holdings, Inc.*	73	1,302
Orgenesis, Inc.*(a)	57	275
ORIC Pharmaceuticals, Inc.*	68	1,554
Ovid therapeutics, Inc.*	143	593
Oyster Point Pharma, Inc.*(a)	18	323
Passage Bio, Inc.*	86	1,140
PhaseBio Pharmaceuticals, Inc.*(a)	46	155
Pieris Pharmaceuticals, Inc.*(a)	159	547
PMV Pharmaceuticals, Inc.*	41	1,410
Poseida Therapeutics, Inc.*(a)	99	837
Praxis Precision Medicines, Inc.*	33	646
Precigen, Inc.*	210	1,386
Precision BioSciences, Inc.*	139	1,464
Prelude Therapeutics, Inc.*	30	1,043
Protagonist Therapeutics, Inc.*	106	3,722
Protara Therapeutics, Inc.*(a)	12	114
Prothena Corp. plc*	92	2,684
PTC Therapeutics, Inc.*	185	7,265
Puma Biotechnology, Inc.*	93	981
Radius Health, Inc.*	136	2,623
RAPT Therapeutics, Inc.*(a)	33	637
REGENXBIO, Inc.*	116	4,091
Relay Therapeutics, Inc.*	138	4,433
Replimune Group, Inc.*	72	2,806
REVOLUTION Medicines, Inc.*	128	3,829
Rhythm Pharmaceuticals, Inc.*	114	2,236
Rigel Pharmaceuticals, Inc.*(a)	510	1,897
Rocket Pharmaceuticals, Inc.*(a)	112	4,760
Rubius Therapeutics, Inc.*	108	2,638
Sangamo Therapeutics, Inc.*(a)	345	3,719
Savara, Inc.*(a)	144	259
Scholar Rock Holding Corp.*	77	2,069
Scopus Biopharma, Inc.*	17	120
Selecta Biosciences, Inc.*	203	881
Sensei Biotherapeutics, Inc.*	23	286
Seres Therapeutics, Inc.*	166	3,504
Shattuck Labs, Inc.*	39	1,058
Sigilon Therapeutics, Inc.*	23	268
Silverback Therapeutics, Inc.*(a)	38	1,046
Soleno Therapeutics, Inc.*(a)	179	184
Solid Biosciences, Inc.*	84	319
Sorrento Therapeutics, Inc.*(a)	751	5,648
Spectrum Pharmaceuticals, Inc.*	433	1,494
Spero Therapeutics, Inc.*	61	885
SpringWorks Therapeutics, Inc.*	72	5,871
Spruce Biosciences, Inc.*	21	297
SQZ Biotechnologies Co.*(a)	16	217
Stoke Therapeutics, Inc.*	41	1,626
Sutro Biopharma, Inc.*	97	1,805
Syndax Pharmaceuticals, Inc.*	93	1,708
Syros Pharmaceuticals, Inc.*	142	916
Taysha Gene Therapies, Inc.*	26	585
TCR2 Therapeutics, Inc.*	87	1,666
TG Therapeutics, Inc.*(a)	365	12,728
Translate Bio, Inc.*(a)	204	3,674
Travere Therapeutics, Inc.*	166	2,518
Turning Point Therapeutics, Inc.*	112	7,412
Twist Bioscience Corp.*	141	15,131
Tyme Technologies, Inc.*(a)	208	320
Ultragenyx Pharmaceutical, Inc.*	191	19,427
UNITY Biotechnology, Inc.*(a)	106	475
UroGen Pharma Ltd.*(a)	58	1,022
Vanda Pharmaceuticals, Inc.*	161	2,848
Vaxart, Inc.*	157	1,039
Vaxcyte, Inc.*(a)	87	1,833
VBI Vaccines, Inc.*(a)	541	1,747
Veracyte, Inc.*	199	7,771
Verastem, Inc.*(a)	512	1,981
Vericel Corp.*	136	7,684
Viking Therapeutics, Inc.*(a)	197	1,032
Vir Biotechnology, Inc.*	161	6,748
Vor BioPharma, Inc.*(a)	34	717
Voyager Therapeutics, Inc.*(a)	78	332
vTv Therapeutics, Inc., Class A*	36	89
X4 Pharmaceuticals, Inc.*	48	456
XBiotech, Inc.*(a)	43	742
Xencor, Inc.*	166	6,384
XOMA Corp.*(a)	18	530
Y-mAbs Therapeutics, Inc.*	92	3,296
Zentalis Pharmaceuticals, Inc.*	86	4,803
ZIOPHARM Oncology, Inc.*(a)	639	1,943
		757,537
Building Products - 0.3%
AAON, Inc.	123	8,149
Advanced Drainage Systems, Inc.	169	19,168
Alpha Pro Tech Ltd.*(a)	37	305
American Woodmark Corp.*	51	4,433
Apogee Enterprises, Inc.	77	2,927
Builders FirstSource, Inc.*	612	27,258
Caesarstone Ltd.	67	1,105
Cornerstone Building Brands, Inc.*	131	2,222
CSW Industrials, Inc.	41	4,995
Gibraltar Industries, Inc.*	98	7,786
Griffon Corp.	138	3,628
Insteel Industries, Inc.	56	1,958
JELD-WEN Holding, Inc.*	232	6,498
Masonite International Corp.*	73	8,727
PGT Innovations, Inc.*	171	4,131
Quanex Building Products Corp.	100	2,663
Resideo Technologies, Inc.*	432	12,917
Simpson Manufacturing Co., Inc.	131	14,714
UFP Industries, Inc.	179	14,234
		147,818

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Capital Markets - 0.3%
Artisan Partners Asset Management, Inc., Class A	170	8,684
AssetMark Financial Holdings, Inc.*	49	1,277
Associated Capital Group, Inc., Class A	5	183
B Riley Financial, Inc.	60	4,418
BGC Partners, Inc., Class A	929	5,481
Blucora, Inc.*	145	2,514
Brightsphere Investment Group, Inc.	184	4,098
Cohen & Steers, Inc.	73	5,338
Cowen, Inc., Class A	77	3,028
Diamond Hill Investment Group, Inc.	9	1,579
Donnelley Financial Solutions, Inc.*	89	2,653
Federated Hermes, Inc., Class B	285	9,063
Focus Financial Partners, Inc., Class A*	115	5,829
GAMCO Investors, Inc., Class A	16	410
Greenhill & Co., Inc.	43	749
Hamilton Lane, Inc., Class A	96	8,675
Houlihan Lokey, Inc.	155	11,608
Moelis & Co., Class A	159	8,537
Oppenheimer Holdings, Inc., Class A	28	1,399
Piper Sandler Cos.	52	6,628
PJT Partners, Inc., Class A	70	5,097
Pzena Investment Management, Inc., Class A	51	592
Safeguard Scientifics, Inc.*(a)	59	412
Sculptor Capital Management, Inc., Class A	55	1,437
Siebert Financial Corp.*(a)	35	145
Silvercrest Asset Management Group, Inc., Class A(a)	29	462
StepStone Group, Inc., Class A	58	1,839
Stifel Financial Corp.	300	20,784
StoneX Group, Inc.*	50	3,385
Value Line, Inc.	3	93
Virtus Investment Partners, Inc.	22	6,187
Westwood Holdings Group, Inc.	23	454
WisdomTree Investments, Inc.	418	2,801
		135,839
Chemicals - 0.4%
Advanced Emissions Solutions, Inc.*(a)	48	381
AdvanSix, Inc.*	82	2,596
AgroFresh Solutions, Inc.*	92	203
American Vanguard Corp.	87	1,600
Amyris, Inc.*(a)	320	4,554
Avient Corp.	274	14,243
Balchem Corp.	97	12,707
Chase Corp.	22	2,332
Ferro Corp.*	246	5,314
FutureFuel Corp.	78	801
GCP Applied Technologies, Inc.*	147	3,584
Hawkins, Inc.	58	1,973
HB Fuller Co.	156	10,783
Ingevity Corp.*	125	10,289
Innospec, Inc.	73	7,381
Intrepid Potash, Inc.*	29	830
Koppers Holdings, Inc.*	62	2,150
Kraton Corp.*	94	3,191
Kronos Worldwide, Inc.	67	1,088
Livent Corp.*(a)	440	8,584
Marrone Bio Innovations, Inc.*	208	291
Minerals Technologies, Inc.	102	8,874
Orion Engineered Carbons SA*	181	3,663
PQ Group Holdings, Inc.	115	1,879
Quaker Chemical Corp.	40	9,702
Rayonier Advanced Materials, Inc.*	186	1,436
Sensient Technologies Corp.	127	11,017
Stepan Co.	65	8,753
Trecora Resources*(a)	72	590
Tredegar Corp.	78	1,189
Trinseo SA	115	7,468
Tronox Holdings plc, Class A	326	7,654
		157,100
Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	201	10,028
ACCO Brands Corp.	277	2,523
Brady Corp., Class A	141	8,069
BrightView Holdings, Inc.*	123	2,134
Brink's Co. (The)	148	11,161
Casella Waste Systems, Inc., Class A*	146	9,845
CECO Environmental Corp.*	93	710
Cimpress plc*	53	5,263
CompX International, Inc.	5	111
CoreCivic, Inc., REIT*	359	2,811
Covanta Holding Corp.	356	5,272
Deluxe Corp.	125	5,695
Ennis, Inc.	77	1,614
Harsco Corp.*	235	5,269
Healthcare Services Group, Inc.	224	6,718
Heritage-Crystal Clean, Inc.*	47	1,448
Herman Miller, Inc.	177	8,461
HNI Corp.	128	5,839
Interface, Inc.	175	2,859
KAR Auction Services, Inc.*(a)	387	6,943
Kimball International, Inc., Class B	108	1,438
Knoll, Inc.	150	3,900
Matthews International Corp., Class A	93	3,633
Montrose Environmental Group, Inc.*	64	3,209
NL Industries, Inc.	25	181
Pitney Bowes, Inc.	520	4,358
Quad/Graphics, Inc.*	100	331
SP Plus Corp.*	69	2,256
Steelcase, Inc., Class A	259	3,748
Team, Inc.*	90	765
Tetra Tech, Inc.	162	19,354
UniFirst Corp.	45	9,976
US Ecology, Inc.*(a)	95	3,765
Viad Corp.*	61	2,692
Vidler Water Resouces, Inc.*(a)	50	525
VSE Corp.	30	1,427
		164,331
Communications Equipment - 0.1%
ADTRAN, Inc.	143	2,833
Applied Optoelectronics, Inc.*(a)	65	535

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
CalAmp Corp.*	103	1,429
Calix, Inc.*	158	7,001
Cambium Networks Corp.*	24	1,385
Casa Systems, Inc.*	95	825
Clearfield, Inc.*	34	1,286
Comtech Telecommunications Corp.	74	1,871
Digi International, Inc.*	88	1,668
DZS, Inc.*	44	728
Extreme Networks, Inc.*	363	4,153
Genasys, Inc.*	100	545
Harmonic, Inc.*	288	2,007
Infinera Corp.*(a)	492	4,723
Inseego Corp.*(a)	210	1,806
KVH Industries, Inc.*	50	714
NETGEAR, Inc.*	90	3,499
NetScout Systems, Inc.*(a)	212	6,233
PCTEL, Inc.*	54	356
Plantronics, Inc.*	104	3,411
Resonant, Inc.*(a)	153	499
Ribbon Communications, Inc.*	204	1,518
Viavi Solutions, Inc.*	686	12,026
		61,051
Construction & Engineering - 0.3%
Ameresco, Inc., Class A*	74	3,978
API Group Corp.*(b)	420	8,883
Arcosa, Inc.	146	9,271
Argan, Inc.	44	2,160
Comfort Systems USA, Inc.	108	8,953
Concrete Pumping Holdings, Inc.*	78	626
Construction Partners, Inc., Class A*	84	2,706
Dycom Industries, Inc.*	92	6,893
EMCOR Group, Inc.	163	20,556
Fluor Corp.*	423	7,825
Granite Construction, Inc.	141	5,691
Great Lakes Dredge & Dock Corp.*	191	2,791
HC2 Holdings, Inc.*	148	592
IES Holdings, Inc.*	24	1,273
MasTec, Inc.*	170	19,776
Matrix Service Co.*	79	861
MYR Group, Inc.*	49	4,265
Northwest Pipe Co.*	29	918
NV5 Global, Inc.*	33	3,014
Primoris Services Corp.	144	4,578
Sterling Construction Co., Inc.*	83	1,867
Tutor Perini Corp.*	122	1,889
WillScot Mobile Mini Holdings Corp.*	520	15,080
		134,446
Construction Materials - 0.0%(c)
Forterra, Inc.*	87	2,034
Summit Materials, Inc., Class A*(a)	344	11,978
United States Lime & Minerals, Inc.(a)	6	835
US Concrete, Inc.*	48	2,736
		17,583
Consumer Finance - 0.1%
Atlanticus Holdings Corp.*(a)	15	594
Curo Group Holdings Corp.(a)	55	908
Encore Capital Group, Inc.*(a)	94	4,351
Enova International, Inc.*	104	3,938
EZCORP, Inc., Class A*	145	1,066
FirstCash, Inc.	122	9,726
Green Dot Corp., Class A*	154	6,251
LendingClub Corp.*	212	3,239
Navient Corp.	552	10,085
Nelnet, Inc., Class A	52	3,927
Oportun Financial Corp.*	59	1,126
PRA Group, Inc.*	135	5,256
PROG Holdings, Inc.	202	10,649
Regional Management Corp.	25	1,169
World Acceptance Corp.*	13	2,088
		64,373
Containers & Packaging - 0.1%
Greif, Inc., Class A	77	4,752
Greif, Inc., Class B	18	1,076
Myers Industries, Inc.	108	2,379
O-I Glass, Inc.*	470	8,662
Pactiv Evergreen, Inc.(a)	119	1,766
Ranpak Holdings Corp.*	87	1,921
UFP Technologies, Inc.*	21	1,143
		21,699
Distributors - 0.0%(c)
Core-Mark Holding Co., Inc.	134	6,145
Funko, Inc., Class A*	73	1,916
Greenlane Holdings, Inc., Class A*(a)	31	120
Weyco Group, Inc.	18	371
		8,552
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc.*	151	5,493
American Public Education, Inc.*	43	1,204
Aspen Group, Inc.*(a)	67	390
Carriage Services, Inc.	49	1,880
Houghton Mifflin Harcourt Co.*(a)	317	3,151
Laureate Education, Inc., Class A*	323	4,719
OneSpaWorld Holdings Ltd.*	136	1,525
Perdoceo Education Corp.*	208	2,536
Regis Corp.*(a)	71	649
Strategic Education, Inc.	72	5,100
Stride, Inc.*(a)	121	3,252
Universal Technical Institute, Inc.*	96	581
Vivint Smart Home, Inc.*	240	3,338
WW International, Inc.*	142	5,581
		39,399
Diversified Financial Services - 0.0%(c)
Alerus Financial Corp.	44	1,450
A-Mark Precious Metals, Inc.	15	800
Banco Latinoamericano de Comercio Exterior SA, Class E	93	1,420
Cannae Holdings, Inc.*	259	9,285
GWG Holdings, Inc.*(a)	10	68
Marlin Business Services Corp.(a)	25	563
SWK Holdings Corp.*	11	177
		13,763
Diversified Telecommunication Services - 0.1%
Alaska Communications Systems Group, Inc.*	157	521
Anterix, Inc.*	33	1,632
ATN International, Inc.	34	1,607
Bandwidth, Inc., Class A*	58	6,861
Cincinnati Bell, Inc.*	150	2,310
Cogent Communications Holdings, Inc.	127	9,601

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Consolidated Communications Holdings, Inc.*	218	2,041
IDT Corp., Class B*	59	1,703
Iridium Communications, Inc.*	358	13,679
Liberty Latin America Ltd., Class A*	138	1,969
Liberty Latin America Ltd., Class C*	465	6,687
Ooma, Inc.*	64	1,242
ORBCOMM, Inc.*	222	2,484
Vonage Holdings Corp.*	703	9,688
		62,025
Electric Utilities - 0.1%
ALLETE, Inc.	156	10,747
Genie Energy Ltd., Class B	40	244
MGE Energy, Inc.	109	8,177
Otter Tail Corp.	122	5,852
PNM Resources, Inc.	257	12,624
Portland General Electric Co.	270	12,944
Spark Energy, Inc., Class A(a)	36	374
		50,962
Electrical Equipment - 0.3%
Allied Motion Technologies, Inc.	33	1,168
American Superconductor Corp.*	81	1,213
Atkore, Inc.*	140	10,808
AZZ, Inc.	76	4,065
Bloom Energy Corp., Class A*(a)	266	6,429
Encore Wire Corp.	61	5,014
EnerSys	128	12,063
FuelCell Energy, Inc.*(a)	945	9,280
LSI Industries, Inc.	77	716
Orion Energy Systems, Inc.*(a)	81	519
Plug Power, Inc.*(a)	1,236	37,945
Powell Industries, Inc.	27	928
Preformed Line Products Co.	9	670
Sunrun, Inc.*(a)	476	21,287
Thermon Group Holdings, Inc.*	98	1,708
TPI Composites, Inc.*	92	4,444
Ultralife Corp.*	27	246
Vicor Corp.*	58	5,225
		123,728
Electronic Equipment, Instruments & Components - 0.4%
908 Devices, Inc.*(a)	22	927
Akoustis Technologies, Inc.*(a)	108	1,035
Arlo Technologies, Inc.*	237	1,590
Badger Meter, Inc.	87	8,315
Bel Fuse, Inc., Class B	30	494
Belden, Inc.	132	6,679
Benchmark Electronics, Inc.	109	3,373
CTS Corp.	96	3,672
Daktronics, Inc.*	110	744
ePlus, Inc.*	40	3,783
Fabrinet*	110	9,866
FARO Technologies, Inc.*	53	4,009
II-VI, Inc.*(a)	308	20,750
Insight Enterprises, Inc.*	104	10,866
Intellicheck, Inc.*(a)	54	405
Iteris, Inc.*	124	914
Itron, Inc.*	132	12,586
Kimball Electronics, Inc.*	72	1,611
Knowles Corp.*	266	5,464
Luna Innovations, Inc.*	88	893
Methode Electronics, Inc.	110	5,322
Napco Security Technologies, Inc.*(a)	43	1,399
nLight, Inc.*	106	3,108
Novanta, Inc.*	103	14,314
OSI Systems, Inc.*	51	4,914
PAR Technology Corp.*(a)	57	3,817
PC Connection, Inc.(a)	33	1,610
Plexus Corp.*	85	8,399
Powerfleet, Inc.*	97	654
Research Frontiers, Inc.*(a)	80	190
Rogers Corp.*	56	10,492
Sanmina Corp.*	192	8,085
ScanSource, Inc.*	76	2,320
TTM Technologies, Inc.*	300	4,545
Vishay Intertechnology, Inc.	399	9,604
Vishay Precision Group, Inc.*	37	1,206
Wrap Technologies, Inc.*(a)	34	305
		178,260
Energy Equipment & Services - 0.2%
Archrock, Inc.	389	3,579
Aspen Aerogels, Inc.*	62	1,257
Bristow Group, Inc.*	19	518
Cactus, Inc., Class A	143	5,011
ChampionX Corp.*	557	14,761
DMC Global, Inc.*	44	2,331
Dril-Quip, Inc.*	105	3,521
Exterran Corp.*(a)	78	368
Frank's International NV*(a)	465	1,562
Helix Energy Solutions Group, Inc.*	428	2,238
Liberty Oilfield Services, Inc., Class A*	249	3,725
Nabors Industries Ltd.*	21	1,966
National Energy Services Reunited Corp.*(a)	62	795
Newpark Resources, Inc.*	269	899
NexTier Oilfield Solutions, Inc.*	485	2,061
Oceaneering International, Inc.*	298	4,252
Oil States International, Inc.*	181	1,164
Patterson-UTI Energy, Inc.	549	4,595
ProPetro Holding Corp.*	240	2,386
RPC, Inc.*	172	845
Select Energy Services, Inc., Class A*	177	1,005
Solaris Oilfield Infrastructure, Inc., Class A	86	859
Tidewater, Inc.*(a)	121	1,665
Transocean Ltd.*	1,754	6,630
US Silica Holdings, Inc.*	221	2,268
		70,261
Entertainment - 0.1%
AMC Entertainment Holdings, Inc., Class A*(a)	1,137	29,699
Cinemark Holdings, Inc.*(a)	321	7,274
Eros STX Global Corp.*(a)	487	584
Gaia, Inc.*	36	418
IMAX Corp.*	148	3,198
Liberty Media Corp.-Liberty Braves, Class A*(a)	30	838
Liberty Media Corp.-Liberty Braves, Class C*	109	2,981
LiveXLive Media, Inc.*(a)	149	736
Marcus Corp. (The)*	67	1,414
		47,142

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 1.0%
Acadia Realty Trust	254	5,512
Agree Realty Corp.	187	13,142
Alexander & Baldwin, Inc.	216	4,149
Alexander's, Inc.	6	1,627
Alpine Income Property Trust, Inc.	20	365
American Assets Trust, Inc.	151	5,519
American Finance Trust, Inc.	328	2,985
Armada Hoffler Properties, Inc.	173	2,296
Bluerock Residential Growth REIT, Inc.	66	641
Broadstone Net Lease, Inc.	106	2,315
BRT Apartments Corp.	32	574
CareTrust REIT, Inc.	287	6,681
CatchMark Timber Trust, Inc., Class A	146	1,745
Centerspace REIT	39	2,776
Chatham Lodging Trust*	139	1,831
CIM Commercial Trust Corp.	34	407
City Office REIT, Inc.	128	1,480
Clipper Realty, Inc.(a)	45	365
Colony Capital, Inc.*(a)	1,441	9,900
Columbia Property Trust, Inc.	344	6,017
Community Healthcare Trust, Inc.	67	3,168
CorEnergy Infrastructure Trust, Inc.(a)	41	250
CorePoint Lodging, Inc.*	118	1,238
CTO Realty Growth, Inc.	18	951
DiamondRock Hospitality Co.*	599	5,798
Diversified Healthcare Trust	712	2,585
Easterly Government Properties, Inc.	245	5,079
EastGroup Properties, Inc.	117	18,495
Essential Properties Realty Trust, Inc.	312	7,987
Farmland Partners, Inc.	77	957
Four Corners Property Trust, Inc.	220	6,107
Franklin Street Properties Corp.	312	1,604
GEO Group, Inc. (The)(a)	353	1,832
Getty Realty Corp.	105	3,269
Gladstone Commercial Corp.	101	2,189
Gladstone Land Corp.	64	1,480
Global Medical REIT, Inc.	132	1,901
Global Net Lease, Inc.	270	5,276
Healthcare Realty Trust, Inc.	420	12,743
Hersha Hospitality Trust*	102	1,097
Independence Realty Trust, Inc.	306	5,226
Indus Realty Trust, Inc.	10	659
Industrial Logistics Properties Trust	195	4,887
Innovative Industrial Properties, Inc.	70	12,616
iStar, Inc.(a)	215	3,614
Kite Realty Group Trust	249	5,279
Lexington Realty Trust	821	10,164
LTC Properties, Inc.	117	4,584
Macerich Co. (The)	450	7,160
Mack-Cali Realty Corp.	260	4,438
Monmouth Real Estate Investment Corp.	285	5,369
National Health Investors, Inc.	131	8,634
National Storage Affiliates Trust	188	8,667
NETSTREIT Corp.	67	1,495
New Senior Investment Group, Inc.	246	1,631
NexPoint Residential Trust, Inc.	66	3,421
Office Properties Income Trust	144	4,209
One Liberty Properties, Inc.(a)	48	1,226
Pebblebrook Hotel Trust	390	8,716
Physicians Realty Trust	626	11,349
Piedmont Office Realty Trust, Inc., Class A	372	6,878
Plymouth Industrial REIT, Inc.	74	1,416
PotlatchDeltic Corp.	197	11,859
Preferred Apartment Communities, Inc., Class A	143	1,403
PS Business Parks, Inc.	60	9,298
QTS Realty Trust, Inc., Class A(a)	192	12,169
Retail Opportunity Investments Corp.	347	6,197
Retail Properties of America, Inc., Class A	643	7,748
Retail Value, Inc.	49	860
RLJ Lodging Trust	492	7,562
RPT Realty	242	3,085
Ryman Hospitality Properties, Inc.*	151	11,311
Sabra Health Care REIT, Inc.	616	10,762
Safehold, Inc.(a)	54	3,785
Saul Centers, Inc.	36	1,600
Seritage Growth Properties, Class A*(a)	102	1,722
Service Properties Trust	492	6,180
SITE Centers Corp.	459	6,871
STAG Industrial, Inc.(a)	479	17,105
Summit Hotel Properties, Inc.*	310	2,979
Sunstone Hotel Investors, Inc.*	645	8,101
Tanger Factory Outlet Centers, Inc.(a)	272	4,768
Terreno Realty Corp.	203	12,915
UMH Properties, Inc.	111	2,354
Uniti Group, Inc.	580	6,299
Universal Health Realty Income Trust	39	2,699
Urban Edge Properties	348	6,734
Urstadt Biddle Properties, Inc., Class A	89	1,627
Washington REIT	254	6,007
Whitestone REIT	120	994
Xenia Hotels & Resorts, Inc.*	340	6,599
		457,564
Food & Staples Retailing - 0.2%
Andersons, Inc. (The)	94	2,922
BJ's Wholesale Club Holdings, Inc.*	411	18,409
Chefs' Warehouse, Inc. (The)*	91	2,799
HF Foods Group, Inc.*(a)	107	654
Ingles Markets, Inc., Class A	43	2,663
Natural Grocers by Vitamin Cottage, Inc.	27	324
Performance Food Group Co.*	393	19,701
PriceSmart, Inc.	68	6,004
Rite Aid Corp.*(a)	164	2,996
SpartanNash Co.	107	2,244
United Natural Foods, Inc.*	168	6,377
Village Super Market, Inc., Class A(a)	26	627
Weis Markets, Inc.	29	1,476
		67,196

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Food Products - 0.3%
Alico, Inc.	16	512
B&G Foods, Inc.(a)	191	5,844
Bridgford Foods Corp.*	5	88
Calavo Growers, Inc.	49	3,489
Cal-Maine Foods, Inc.	111	3,875
Darling Ingredients, Inc.*	483	33,066
Farmer Bros Co.*(a)	49	590
Fresh Del Monte Produce, Inc.	93	3,113
Freshpet, Inc.*(a)	122	21,572
Hostess Brands, Inc.*(a)	376	5,896
J & J Snack Foods Corp.	45	7,901
John B Sanfilippo & Son, Inc.	26	2,426
Laird Superfood, Inc.*(a)	9	294
Lancaster Colony Corp.	57	10,640
Landec Corp.*	78	934
Limoneira Co.	46	864
Mission Produce, Inc.*	22	447
Sanderson Farms, Inc.	60	9,765
Seneca Foods Corp., Class A*	20	925
Simply Good Foods Co. (The)*	256	8,840
Tootsie Roll Industries, Inc.	49	1,533
Vital Farms, Inc.*	72	1,533
		124,147
Gas Utilities - 0.2%
Brookfield Infrastructure Corp., Class A	95	6,800
Chesapeake Utilities Corp.	51	5,842
New Jersey Resources Corp.	286	12,218
Northwest Natural Holding Co.	91	4,812
ONE Gas, Inc.	157	11,668
RGC Resources, Inc.	23	526
South Jersey Industries, Inc.	303	8,078
Southwest Gas Holdings, Inc.	171	11,288
Spire, Inc.	151	10,821
		72,053
Health Care Equipment & Supplies - 0.6%
Accelerate Diagnostics, Inc.*(a)	98	744
Accuray, Inc.*	276	1,176
Acutus Medical, Inc.*(a)	43	700
Alphatec Holdings, Inc.*	165	2,392
AngioDynamics, Inc.*	110	2,543
Apyx Medical Corp.*	100	979
Aspira Women's Health, Inc.*(a)	255	1,425
AtriCure, Inc.*	131	9,790
Atrion Corp.	4	2,484
Avanos Medical, Inc.*	143	5,734
Axogen, Inc.*	112	2,274
Axonics, Inc.*	91	5,250
Bellerophon Therapeutics, Inc.*	13	54
Beyond Air, Inc.*(a)	50	247
BioLife Solutions, Inc.*	42	1,399
BioSig Technologies, Inc.*(a)	75	271
Bioventus, Inc., Class A*	23	409
Cantel Medical Corp.*	114	9,272
Cardiovascular Systems, Inc.*	118	4,624
Cerus Corp.*(a)	493	2,854
Chembio Diagnostics, Inc.*(a)	59	188
Co-Diagnostics, Inc.*(a)	80	646
CONMED Corp.	82	11,291
CryoLife, Inc.*	114	3,284
CryoPort, Inc.*	120	6,710
Cutera, Inc.*	52	1,996
CytoSorbents Corp.*	123	995
Eargo, Inc.*(a)	24	816
Electromed, Inc.*(a)	21	207
ESC Co.*(d)	431	—
FONAR Corp.*	19	344
Glaukos Corp.*	128	9,418
Heska Corp.*	21	4,161
Inari Medical, Inc.*	50	4,347
Inogen, Inc.*	55	3,400
Integer Holdings Corp.*	98	8,866
Intersect ENT, Inc.*	98	1,730
IntriCon Corp.*	25	558
Invacare Corp.*(a)	101	808
iRadimed Corp.*	18	501
iRhythm Technologies, Inc.*	87	6,565
Lantheus Holdings, Inc.*	199	4,826
LeMaitre Vascular, Inc.	50	2,560
LENSAR, Inc.*	22	182
LivaNova plc*	147	12,280
Lucira Health, Inc.*(a)	31	153
Meridian Bioscience, Inc.*	127	2,637
Merit Medical Systems, Inc.*	163	9,835
Mesa Laboratories, Inc.	14	3,445
Milestone Scientific, Inc.*(a)	138	287
Misonix, Inc.*	36	691
Natus Medical, Inc.*	101	2,707
Nemaura Medical, Inc.*(a)	22	299
Neogen Corp.*	158	14,585
Nevro Corp.*	102	15,371
NuVasive, Inc.*	154	10,503
OraSure Technologies, Inc.*	213	2,047
Ortho Clinical Diagnostics Holdings plc*	265	5,446
Orthofix Medical, Inc.*	56	2,279
OrthoPediatrics Corp.*(a)	39	2,203
Outset Medical, Inc.*	30	1,448
PAVmed, Inc.*(a)	187	991
Pulmonx Corp.*	35	1,502
Pulse Biosciences, Inc.*(a)	43	776
Quotient Ltd.*	217	903
Repro-Med Systems, Inc.*(a)	81	346
Retractable Technologies, Inc.*(a)	41	373
Rockwell Medical, Inc.*(a)	209	182
SeaSpine Holdings Corp.*	79	1,610
Shockwave Medical, Inc.*	85	15,291
SI-BONE, Inc.*	87	2,625
Sientra, Inc.*	155	1,079
Silk Road Medical, Inc.*	82	3,984
Soliton, Inc.*(a)	21	468
STAAR Surgical Co.*	137	20,006
Stereotaxis, Inc.*	133	1,067
Surgalign Holdings, Inc.*(a)	298	584
Surmodics, Inc.*	40	2,122
Tactile Systems Technology, Inc.*	55	2,957
Talis Biomedical Corp.*	40	390
Tela Bio, Inc.*	21	289
TransMedics Group, Inc.*	75	1,923
Utah Medical Products, Inc.	10	857
Vapotherm, Inc.*	59	1,167
Varex Imaging Corp.*	114	2,860
Venus Concept, Inc.*(a)	76	155
ViewRay, Inc.*	362	2,129
VolitionRX Ltd.*(a)	89	311
Zynex, Inc.*(a)	56	852
		283,035

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Health Care Providers & Services - 0.6%
1Life Healthcare, Inc.*	236	8,732
Accolade, Inc.*(a)	96	4,847
AdaptHealth Corp.*	225	5,893
Addus HomeCare Corp.*	45	4,328
AMN Healthcare Services, Inc.*	140	12,418
Apollo Medical Holdings, Inc.*	61	2,128
Apria, Inc.*	23	700
Avalon GloboCare Corp.*	60	68
Biodesix, Inc.*(a)	9	130
Brookdale Senior Living, Inc.*	551	3,714
Castle Biosciences, Inc.*	44	2,637
Community Health Systems, Inc.*	256	3,653
CorVel Corp.*	26	3,240
Covetrus, Inc.*	349	9,681
Cross Country Healthcare, Inc.*	107	1,675
Ensign Group, Inc. (The)	155	12,896
Enzo Biochem, Inc.*	133	410
Exagen, Inc.*	14	199
Five Star Senior Living, Inc.*(a)	57	343
Fulgent Genetics, Inc.*(a)	41	3,037
Hanger, Inc.*	111	2,867
HealthEquity, Inc.*	241	20,032
InfuSystem Holdings, Inc.*	44	814
Joint Corp. (The)*	40	2,843
LHC Group, Inc.*	91	17,913
Magellan Health, Inc.*	73	6,876
MEDNAX, Inc.*(a)	224	7,163
ModivCare, Inc.*	36	5,300
National HealthCare Corp.	38	2,782
National Research Corp.	41	1,961
Ontrak, Inc.*(a)	24	729
Option Care Health, Inc.*	257	4,713
Owens & Minor, Inc.	218	9,747
Patterson Cos., Inc.	254	8,265
Pennant Group, Inc. (The)*	76	2,605
PetIQ, Inc.*	64	2,630
Progenity, Inc.*	54	140
Progyny, Inc.*	80	5,123
R1 RCM, Inc.*	326	7,547
RadNet, Inc.*	131	3,468
Select Medical Holdings Corp.	326	13,063
Sharps Compliance Corp.*	43	586
Surgery Partners, Inc.*	78	4,565
Tenet Healthcare Corp.*	313	20,943
Tivity Health, Inc.*	130	3,406
Triple-S Management Corp., Class B*	68	1,720
US Physical Therapy, Inc.	38	4,422
Viemed Healthcare, Inc.*	105	820
		243,772
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.*	472	8,208
Computer Programs and Systems, Inc.	39	1,262
Evolent Health, Inc., Class A*	226	4,391
Health Catalyst, Inc.*	101	5,423
HealthStream, Inc.*	77	2,016
iCAD, Inc.*	60	987
Inovalon Holdings, Inc., Class A*	224	7,025
Inspire Medical Systems, Inc.*	79	15,350
NantHealth, Inc.*(a)	81	211
NextGen Healthcare, Inc.*	167	2,742
Omnicell, Inc.*	127	17,653
OptimizeRx Corp.*	49	2,407
Phreesia, Inc.*	101	5,000
Schrodinger, Inc.*	90	6,316
Simulations Plus, Inc.	46	2,428
Tabula Rasa HealthCare, Inc.*(a)	64	2,765
Vocera Communications, Inc.*	96	3,237
		87,421
Hotels, Restaurants & Leisure - 0.8%
Accel Entertainment, Inc.*	151	1,981
Bally's Corp.*	73	4,236
Biglari Holdings, Inc., Class B*	3	480
BJ's Restaurants, Inc.*	66	3,648
Bloomin' Brands, Inc.*	263	7,772
Bluegreen Vacations Holding Corp.*	44	924
Boyd Gaming Corp.*	244	15,711
Brinker International, Inc.*	136	8,357
Caesars Entertainment, Inc.*	540	58,023
Carrols Restaurant Group, Inc.*	105	621
Century Casinos, Inc.*	81	1,133
Cheesecake Factory, Inc. (The)*	127	7,470
Churchill Downs, Inc.	114	22,746
Chuy's Holdings, Inc.*	59	2,446
Cracker Barrel Old Country Store, Inc.	71	11,198
Dave & Buster's Entertainment, Inc.*	133	5,623
Del Taco Restaurants, Inc.	89	904
Denny's Corp.*	186	3,270
Dine Brands Global, Inc.*	47	4,463
El Pollo Loco Holdings, Inc.*	56	944
Everi Holdings, Inc.*	246	5,100
Fiesta Restaurant Group, Inc.*	54	734
GAN Ltd.*(a)	96	1,661
Golden Entertainment, Inc.*	50	2,132
Hilton Grand Vacations, Inc.*	256	11,707
International Game Technology plc*	298	7,229
Jack in the Box, Inc.	69	7,838
Kura Sushi USA, Inc., Class A*	10	430
Lindblad Expeditions Holdings, Inc.*	77	1,311
Marriott Vacations Worldwide Corp.*	121	20,847
Monarch Casino & Resort, Inc.*	38	2,712
Nathan's Famous, Inc.	9	581
NEOGAMES SA*(a)	17	1,090
Noodles & Co.*	94	1,211
Papa John's International, Inc.	98	9,207
Penn National Gaming, Inc.*(a)	467	38,280
PlayAGS, Inc.*	80	814
RCI Hospitality Holdings, Inc.(a)	25	1,937
Red Robin Gourmet Burgers, Inc.*	46	1,650
Red Rock Resorts, Inc., Class A*	198	8,860
Ruth's Hospitality Group, Inc.*	97	2,342
Scientific Games Corp.*	171	12,404
SeaWorld Entertainment, Inc.*	152	8,273
Shake Shack, Inc., Class A*	105	9,868
Target Hospitality Corp.*(a)	88	339
Texas Roadhouse, Inc.	197	19,840
Wingstop, Inc.	89	12,699
		353,046

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Household Durables - 0.4%
Beazer Homes USA, Inc.*	86	2,048
Casper Sleep, Inc.*	76	694
Cavco Industries, Inc.*	28	6,196
Century Communities, Inc.*	88	7,161
Ethan Allen Interiors, Inc.	68	1,963
GoPro, Inc., Class A*	367	4,118
Green Brick Partners, Inc.*	92	2,147
Hamilton Beach Brands Holding Co., Class A	20	504
Helen of Troy Ltd.*	73	15,365
Hooker Furniture Corp.	35	1,255
Installed Building Products, Inc.	69	8,183
iRobot Corp.*(a)	83	8,109
KB Home	267	12,498
La-Z-Boy, Inc.	134	5,525
Legacy Housing Corp.*	24	457
LGI Homes, Inc.*(a)	67	12,114
Lifetime Brands, Inc.	36	540
Lovesac Co. (The)*(a)	30	2,491
M/I Homes, Inc.*	84	5,924
MDC Holdings, Inc.	169	9,794
Meritage Homes Corp.*	112	12,059
Purple Innovation, Inc.*	97	2,766
Skyline Champion Corp.*	158	8,003
Sonos, Inc.*	361	13,357
Taylor Morrison Home Corp., Class A*	379	11,226
TopBuild Corp.*	99	19,607
Tri Pointe Homes, Inc.*	379	9,142
Tupperware Brands Corp.*	147	3,769
Universal Electronics, Inc.*	40	2,002
VOXX International Corp.*	59	887
		189,904
Household Products - 0.0%(c)
Central Garden & Pet Co.*	29	1,593
Central Garden & Pet Co., Class A*	120	6,054
Oil-Dri Corp. of America	15	548
WD-40 Co.	41	10,037
		18,232
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp.	386	16,490
Clearway Energy, Inc., Class A	105	2,639
Clearway Energy, Inc., Class C	246	6,600
Ormat Technologies, Inc.(a)	131	9,045
Sunnova Energy International, Inc.*	168	4,906
		39,680
Industrial Conglomerates - 0.0%(c)
Raven Industries, Inc.	107	4,722

Insurance - 0.4%
Ambac Financial Group, Inc.*	136	2,052
American Equity Investment Life Holding Co.	272	8,296
AMERISAFE, Inc.	57	3,735
Argo Group International Holdings Ltd.	97	5,203
BRP Group, Inc., Class A*	127	3,122
Citizens, Inc.*(a)	149	778
CNO Financial Group, Inc.	405	10,757
Crawford & Co., Class A	49	474
Donegal Group, Inc., Class A	34	520
eHealth, Inc.*	77	5,024
Employers Holdings, Inc.	86	3,629
Enstar Group Ltd.*	36	9,140
FedNat Holding Co.	37	177
Genworth Financial, Inc., Class A*	1,513	6,355
Goosehead Insurance, Inc., Class A	40	3,595
Greenlight Capital Re Ltd., Class A*	81	749
HCI Group, Inc.	19	1,531
Heritage Insurance Holdings, Inc.	75	625
Horace Mann Educators Corp.	124	4,944
Independence Holding Co.	14	616
Investors Title Co.	4	711
James River Group Holdings Ltd.	90	3,143
Kinsale Capital Group, Inc.	63	10,487
MBIA, Inc.*	149	1,488
Midwest Holding, Inc.*	3	125
National Western Life Group, Inc., Class A	8	1,960
NI Holdings, Inc.*	27	515
Palomar Holdings, Inc.*	61	4,453
ProAssurance Corp.	161	3,920
ProSight Global, Inc.*	28	358
RLI Corp.	119	12,552
Safety Insurance Group, Inc.	43	3,660
Selective Insurance Group, Inc.	177	13,323
Selectquote, Inc.*	392	7,965
SiriusPoint Ltd.*	253	2,662
State Auto Financial Corp.	53	1,002
Stewart Information Services Corp.	79	4,768
Tiptree, Inc.	73	786
Trean Insurance Group, Inc.*	35	588
Trupanion, Inc.*	90	8,115
United Fire Group, Inc.	63	1,931
United Insurance Holdings Corp.	61	344
Universal Insurance Holdings, Inc.	82	1,156
Vericity, Inc.*(a)	6	54
Watford Holdings Ltd.*	51	1,782
		159,170
Interactive Media & Services - 0.1%
Cargurus, Inc.*	263	7,422
Cars.com, Inc.*	202	2,951
DHI Group, Inc.*	144	461
Eventbrite, Inc., Class A*(a)	193	3,918
EverQuote, Inc., Class A*	42	1,324
Liberty TripAdvisor Holdings, Inc., Class A*	218	1,037
MediaAlpha, Inc., Class A*	53	2,243
QuinStreet, Inc.*	144	2,608
TrueCar, Inc.*	309	1,826
Yelp, Inc.*	216	8,664
		32,454
Internet & Direct Marketing Retail - 0.1%
1-800-Flowers.com, Inc., Class A*	77	2,346
CarParts.com, Inc.*	102	1,667
Duluth Holdings, Inc., Class B*(a)	33	531
Groupon, Inc.*	70	3,308
Lands' End, Inc.*	35	896
Liquidity Services, Inc.*	79	1,889
Overstock.com, Inc.*	128	10,935
PetMed Express, Inc.(a)	59	1,705
Quotient Technology, Inc.*	261	3,069
RealReal, Inc. (The)*	191	3,337
Shutterstock, Inc.	66	5,989

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Stamps.com, Inc.*	51	9,572
Stitch Fix, Inc., Class A*	177	9,462
Waitr Holdings, Inc.*(a)	251	510
		55,216
IT Services - 0.3%
Brightcove, Inc.*	118	1,711
Cardtronics plc, Class A*(a)	108	4,204
Cass Information Systems, Inc.	43	1,962
Conduent, Inc.*	495	3,752
Contra BmTechnologies*	12	154
CSG Systems International, Inc.	97	4,272
EVERTEC, Inc.	181	7,879
Evo Payments, Inc., Class A*	137	3,924
ExlService Holdings, Inc.*	99	10,096
GreenSky, Inc., Class A*	189	1,108
Grid Dynamics Holdings, Inc.*	82	1,260
GTT Communications, Inc.*(a)	96	143
Hackett Group, Inc. (The)	75	1,336
I3 Verticals, Inc., Class A*(a)	56	1,740
IBEX Holdings Ltd.*	18	391
Information Services Group, Inc.*	108	633
International Money Express, Inc.*	86	1,313
Limelight Networks, Inc.*(a)	361	1,119
LiveRamp Holdings, Inc.*	195	9,797
Maximus, Inc.	183	16,959
MoneyGram International, Inc.*	186	1,823
Paysign, Inc.*(a)	94	311
Perficient, Inc.*	98	7,016
PFSweb, Inc.*	48	361
Priority Technology Holdings, Inc.*	23	178
Rackspace Technology, Inc.*	103	2,079
Repay Holdings Corp.*	200	4,542
ServiceSource International, Inc.*(a)	265	329
StarTek, Inc.*	52	329
Sykes Enterprises, Inc.*	115	4,821
TTEC Holdings, Inc.	54	5,854
Tucows, Inc., Class A*(a)	28	2,187
Unisys Corp.*	186	4,782
Verra Mobility Corp.*	401	5,714
		114,079
Leisure Products - 0.2%
Acushnet Holdings Corp.	103	5,480
American Outdoor Brands, Inc.*	42	1,345
Callaway Golf Co.*	280	10,338
Clarus Corp.	73	1,729
Escalade, Inc.(a)	31	758
Johnson Outdoors, Inc., Class A	16	1,955
Malibu Boats, Inc., Class A*	62	4,862
Marine Products Corp.	22	357
MasterCraft Boat Holdings, Inc.*	56	1,555
Nautilus, Inc.*(a)	90	1,621
Smith & Wesson Brands, Inc.	166	3,529
Sturm Ruger & Co., Inc.	51	4,026
Vista Outdoor, Inc.*	175	7,628
YETI Holdings, Inc.*(a)	240	21,024
		66,207
Life Sciences Tools & Services - 0.2%
Champions Oncology, Inc.*(a)	20	188
ChromaDex Corp.*(a)	124	1,029
Codexis, Inc.*(a)	173	3,546
Fluidigm Corp.*(a)	222	1,288
Harvard Bioscience, Inc.*	115	805
Luminex Corp.	129	4,759
Medpace Holdings, Inc.*	83	13,866
NanoString Technologies, Inc.*(a)	132	7,325
NeoGenomics, Inc.*	326	13,376
Pacific Biosciences of California, Inc.*	547	14,796
Personalis, Inc.*	79	1,777
Quanterix Corp.*	72	3,707
Seer, Inc.*(a)	43	1,272
		67,734
Machinery - 0.7%
Agrify Corp.*(a)	19	178
Alamo Group, Inc.	30	4,625
Albany International Corp., Class A	92	8,220
Altra Industrial Motion Corp.	193	12,678
Astec Industries, Inc.	67	4,591
Barnes Group, Inc.	141	7,532
Blue Bird Corp.*	47	1,230
Chart Industries, Inc.*	108	15,762
CIRCOR International, Inc.*	60	2,258
Columbus McKinnon Corp.	70	3,549
Douglas Dynamics, Inc.	68	2,982
Eastern Co. (The)(a)	16	510
Energy Recovery, Inc.*(a)	120	2,281
Enerpac Tool Group Corp.	180	4,932
EnPro Industries, Inc.	62	5,703
ESCO Technologies, Inc.	77	7,287
Evoqua Water Technologies Corp.*	346	10,768
ExOne Co. (The)*	43	917
Federal Signal Corp.	179	7,604
Franklin Electric Co., Inc.	138	11,577
Gencor Industries, Inc.*	31	389
Gorman-Rupp Co. (The)	53	1,907
Graham Corp.	29	426
Greenbrier Cos., Inc. (The)	97	4,308
Helios Technologies, Inc.	93	6,608
Hillenbrand, Inc.	222	10,123
Hurco Cos., Inc.	19	653
Hydrofarm Holdings Group, Inc.*	29	1,806
Hyster-Yale Materials Handling, Inc.	30	2,268
John Bean Technologies Corp.	94	13,539
Kadant, Inc.	34	5,713
Kennametal, Inc.	249	9,340
L B Foster Co., Class A*	30	540
Lindsay Corp.	33	5,433
Luxfer Holdings plc	83	1,897
Lydall, Inc.*	51	1,855
Manitowoc Co., Inc. (The)*	102	2,634
Mayville Engineering Co., Inc.*	22	428
Meritor, Inc.*	208	5,408
Miller Industries, Inc.(a)	33	1,381
Mueller Industries, Inc.	168	7,800
Mueller Water Products, Inc., Class A	470	6,801
Navistar International Corp.*	150	6,634
NN, Inc.*	126	946
Omega Flex, Inc.(a)	9	1,323
Park-Ohio Holdings Corp.	26	959
Proto Labs, Inc.*(a)	80	7,151
RBC Bearings, Inc.*	74	14,488
REV Group, Inc.*	82	1,535
Rexnord Corp.	361	18,039

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Shyft Group, Inc. (The)	103	4,015
SPX Corp.*	129	8,079
SPX FLOW, Inc.	128	8,785
Standex International Corp.	37	3,687
Tennant Co.	55	4,551
Terex Corp.	202	10,579
TriMas Corp.*	123	3,988
Wabash National Corp.	159	2,536
Watts Water Technologies, Inc., Class A	82	11,144
Welbilt, Inc.*	391	9,662
		324,542
Marine - 0.0%(c)
Costamare, Inc.	152	1,631
Eagle Bulk Shipping, Inc.*	19	899
Eneti, Inc.	25	503
Genco Shipping & Trading Ltd.	51	806
Matson, Inc.	128	8,275
Pangaea Logistics Solutions Ltd.(a)	32	129
Safe Bulkers, Inc.*	156	576
		12,819
Media - 0.2%
AMC Networks, Inc., Class A*	85	4,563
Boston Omaha Corp., Class A*	39	1,196
Cardlytics, Inc.*	90	9,590
comScore, Inc.*	182	728
Daily Journal Corp.*	4	1,278
Emerald Holding, Inc.*	73	412
Entercom Communications Corp.*	352	1,531
Entravision Communications Corp., Class A	176	822
EW Scripps Co. (The), Class A	168	3,563
Fluent, Inc.*	125	361
Gannett Co., Inc.*(a)	399	2,047
Gray Television, Inc.	260	6,048
Hemisphere Media Group, Inc.*	49	606
iHeartMedia, Inc., Class A*	183	4,247
Loral Space & Communications, Inc.(a)	39	1,476
Magnite, Inc.*	332	9,860
Meredith Corp.*	119	4,008
MSG Networks, Inc., Class A*	91	1,403
National CineMedia, Inc.	187	905
Saga Communications, Inc., Class A*	11	260
Scholastic Corp.	87	2,930
Sinclair Broadcast Group, Inc., Class A(a)	133	4,481
TechTarget, Inc.*	71	4,992
TEGNA, Inc.	658	12,759
WideOpenWest, Inc.*	157	2,617
		82,683
Metals & Mining - 0.4%
Alcoa Corp.*	562	22,294
Allegheny Technologies, Inc.*	381	9,331
Arconic Corp.*	299	10,815
Caledonia Mining Corp. plc(a)	35	515
Carpenter Technology Corp.	142	6,805
Century Aluminum Co.*	152	2,069
Cleveland-Cliffs, Inc.*(a)	1,347	27,102
Coeur Mining, Inc.*	726	7,550
Commercial Metals Co.	357	11,235
Compass Minerals International, Inc.	102	7,130
Gatos Silver, Inc.*(a)	71	1,210
Gold Resource Corp.	201	559
Haynes International, Inc.	37	1,288
Hecla Mining Co.	1,566	14,094
Kaiser Aluminum Corp.	47	6,081
Materion Corp.	61	4,810
Novagold Resources, Inc.*	713	7,315
Olympic Steel, Inc.	27	965
Ryerson Holding Corp.*	48	795
Schnitzer Steel Industries, Inc., Class A	78	4,249
SunCoke Energy, Inc.	249	1,875
TimkenSteel Corp.*	135	2,045
United States Steel Corp.(a)	783	20,303
Warrior Met Coal, Inc.	154	2,818
Worthington Industries, Inc.	105	6,969
		180,222
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Apollo Commercial Real Estate Finance, Inc.	423	6,620
Arbor Realty Trust, Inc.	346	6,311
Ares Commercial Real Estate Corp.	92	1,396
Arlington Asset Investment Corp., Class A*	99	403
ARMOUR Residential REIT, Inc.	192	2,302
Blackstone Mortgage Trust, Inc., Class A	418	13,389
Broadmark Realty Capital, Inc.	386	3,972
Capstead Mortgage Corp.	286	1,845
Cherry Hill Mortgage Investment Corp.(a)	46	452
Chimera Investment Corp.	576	8,139
Colony Credit Real Estate, Inc.	252	2,381
Dynex Capital, Inc.	76	1,486
Ellington Financial, Inc.	124	2,341
Ellington Residential Mortgage REIT(a)	27	331
Granite Point Mortgage Trust, Inc.	164	2,358
Great Ajax Corp.(a)	62	781
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	220	10,826
Invesco Mortgage Capital, Inc.(a)	697	2,370
KKR Real Estate Finance Trust, Inc.	86	1,839
Ladder Capital Corp.	317	3,709
MFA Financial, Inc.	1,362	5,952
New York Mortgage Trust, Inc.	1,137	5,139
Orchid Island Capital, Inc.(a)	257	1,406
PennyMac Mortgage Investment Trust	294	5,762
Ready Capital Corp.	175	2,664
Redwood Trust, Inc.	336	3,740
TPG RE Finance Trust, Inc.	180	2,347
Two Harbors Investment Corp.	822	5,910
Western Asset Mortgage Capital Corp.(a)	179	592
		106,763
Multiline Retail - 0.1%
Big Lots, Inc.	111	6,765
Dillard's, Inc., Class A(a)	21	2,770
Franchise Group, Inc.	65	2,401
Macy's, Inc.*	936	17,110
		29,046

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Multi-Utilities - 0.1%
Avista Corp.	206	9,338
Black Hills Corp.	189	12,434
NorthWestern Corp.	152	9,629
Unitil Corp.	44	2,414
		33,815
Oil, Gas & Consumable Fuels - 0.4%
Adams Resources & Energy, Inc.(a)	7	190
Antero Resources Corp.*	728	9,398
Arch Resources, Inc.*	45	2,568
Ardmore Shipping Corp.*	101	453
Berry Corp.	203	1,291
Bonanza Creek Energy, Inc.*	62	2,664
Brigham Minerals, Inc., Class A	127	2,304
Clean Energy Fuels Corp.*	390	3,089
CNX Resources Corp.*	654	8,907
Comstock Resources, Inc.*	73	411
CONSOL Energy, Inc.*	90	1,381
Contango Oil & Gas Co.*	344	1,500
CVR Energy, Inc.*	89	1,847
Delek US Holdings, Inc.	187	4,168
DHT Holdings, Inc.	334	2,138
Diamond S Shipping, Inc.*	82	877
Dorian LPG Ltd.*	111	1,577
Earthstone Energy, Inc., Class A*	71	682
Energy Fuels, Inc.*(a)	400	2,596
Evolution Petroleum Corp.(a)	93	343
Falcon Minerals Corp.	115	536
Frontline Ltd.	354	3,016
Golar LNG Ltd.*	307	3,899
Goodrich Petroleum Corp.*	28	310
Green Plains, Inc.*	103	3,285
International Seaways, Inc.	72	1,443
Kosmos Energy Ltd.*	1,209	3,845
Magnolia Oil & Gas Corp., Class A*	372	4,806
Matador Resources Co.	331	10,142
NACCO Industries, Inc., Class A(a)	11	281
NextDecade Corp.*	63	122
Nordic American Tankers Ltd.	442	1,538
Overseas Shipholding Group, Inc., Class A*	198	457
Ovintiv, Inc.	785	20,905
Par Pacific Holdings, Inc.*	120	1,670
PBF Energy, Inc., Class A*	290	4,681
PDC Energy, Inc.*	299	12,624
Peabody Energy Corp.*	188	1,246
Penn Virginia Corp.*	46	887
PrimeEnergy Resources Corp.*	2	83
Range Resources Corp.*	642	8,706
Renewable Energy Group, Inc.*(a)	129	7,878
REX American Resources Corp.*	16	1,536
Scorpio Tankers, Inc.(a)	152	3,402
SFL Corp. Ltd.	284	2,459
SM Energy Co.	342	6,806
Southwestern Energy Co.*	1,942	10,040
Talos Energy, Inc.*(a)	41	581
Tellurian, Inc.*(a)	504	2,197
Uranium Energy Corp.*(a)	585	1,831
W&T Offshore, Inc.*	283	1,058
Whiting Petroleum Corp.*	4	183
World Fuel Services Corp.	187	5,747
		176,584
Paper & Forest Products - 0.1%
Clearwater Paper Corp.*	48	1,369
Domtar Corp.*	165	8,948
Glatfelter Corp.	131	1,934
Louisiana-Pacific Corp.(a)	330	22,179
Neenah, Inc.	50	2,646
Schweitzer-Mauduit International, Inc.	93	3,805
Verso Corp., Class A	94	1,599
		42,480
Personal Products - 0.1%
BellRing Brands, Inc., Class A*	119	3,413
Edgewell Personal Care Co.	164	7,442
elf Beauty, Inc.*	137	3,836
Inter Parfums, Inc.	53	4,053
Lifevantage Corp.*	41	327
Medifast, Inc.	34	11,297
Nature's Sunshine Products, Inc.	27	553
Revlon, Inc., Class A*(a)	21	269
USANA Health Sciences, Inc.*	35	3,701
Veru, Inc.*	164	1,448
		36,339
Pharmaceuticals - 0.3%
AcelRx Pharmaceuticals, Inc.*(a)	301	418
Aerie Pharmaceuticals, Inc.*(a)	110	1,792
Agile Therapeutics, Inc.*(a)	204	328
Amneal Pharmaceuticals, Inc.*(a)	298	1,687
Amphastar Pharmaceuticals, Inc.*	109	2,062
Angion Biomedica Corp.*(a)	17	262
ANI Pharmaceuticals, Inc.*(a)	28	962
Antares Pharma, Inc.*(a)	493	1,957
Aquestive Therapeutics, Inc.*(a)	60	223
Arvinas, Inc.*	108	7,856
Atea Pharmaceuticals, Inc.*	44	898
Athira Pharma, Inc.*(a)	42	837
Avenue Therapeutics, Inc.*(a)	20	99
Axsome Therapeutics, Inc.*	83	5,039
Aytu BioPharma, Inc.*(a)	66	335
BioDelivery Sciences International, Inc.*	269	950
Cara Therapeutics, Inc.*(a)	123	1,672
Cassava Sciences, Inc.*(a)	98	5,284
Cerecor, Inc.*	129	341
Chiasma, Inc.*(a)	150	634
Collegium Pharmaceutical, Inc.*	103	2,461
Corcept Therapeutics, Inc.*	292	6,307
CorMedix, Inc.*(a)	98	708
Cymabay Therapeutics, Inc.*(a)	208	880
Durect Corp.*	669	1,104
Eloxx Pharmaceuticals, Inc.*(a)	80	125
Endo International plc*	679	3,986
Eton Pharmaceuticals, Inc.*(a)	51	360
Evofem Biosciences, Inc.*(a)	230	198
Evolus, Inc.*(a)	65	703
Fulcrum Therapeutics, Inc.*	51	455
Graybug Vision, Inc.*(a)	20	80
Harmony Biosciences Holdings, Inc.*	19	607
Harrow Health, Inc.*(a)	67	616
IMARA, Inc.*(a)	23	167
Innoviva, Inc.*	190	2,555

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Intra-Cellular Therapies, Inc.*	199	7,843
Kala Pharmaceuticals, Inc.*(a)	119	672
Kaleido Biosciences, Inc.*(a)	41	294
Landos Biopharma, Inc.*	19	209
Lannett Co., Inc.*(a)	98	421
Liquidia Corp.*(a)	81	244
Lyra Therapeutics, Inc.*(a)	20	144
Marinus Pharmaceuticals, Inc.*(a)	87	1,463
NGM Biopharmaceuticals, Inc.*	77	1,160
Ocular Therapeutix, Inc.*	219	3,189
Odonate Therapeutics, Inc.*(a)	47	163
Omeros Corp.*(a)	177	2,689
Optinose, Inc.*(a)	105	335
Osmotica Pharmaceuticals plc*(a)	38	111
Pacira BioSciences, Inc.*	128	7,766
Paratek Pharmaceuticals, Inc.*	131	1,077
Phathom Pharmaceuticals, Inc.*	35	1,237
Phibro Animal Health Corp., Class A	61	1,720
Pliant Therapeutics, Inc.*(a)	72	2,164
Prestige Consumer Healthcare, Inc.*	151	7,530
Provention Bio, Inc.*(a)	159	1,210
Recro Pharma, Inc.*(a)	58	133
Relmada Therapeutics, Inc.*	44	1,522
Revance Therapeutics, Inc.*	189	5,596
Satsuma Pharmaceuticals, Inc.*	28	146
scPharmaceuticals, Inc.*(a)	21	119
SIGA Technologies, Inc.*	156	1,100
Strongbridge Biopharma plc*	132	333
Supernus Pharmaceuticals, Inc.*(a)	146	4,358
Tarsus Pharmaceuticals, Inc.*	19	633
Terns Pharmaceuticals, Inc.*(a)	26	445
TherapeuticsMD, Inc.*(a)	1,012	1,224
Theravance Biopharma, Inc.*(a)	140	2,419
Tricida, Inc.*(a)	85	392
Verrica Pharmaceuticals, Inc.*(a)	37	417
VYNE Therapeutics, Inc.*(a)	109	431
WaVe Life Sciences Ltd.*	98	670
Xeris Pharmaceuticals, Inc.*(a)	138	431
Zogenix, Inc.*	167	2,931
		119,889
Professional Services - 0.3%
Acacia Research Corp.*(a)	143	765
Akerna Corp.*	60	263
ASGN, Inc.*	153	15,773
Barrett Business Services, Inc.	23	1,713
BGSF, Inc.	29	344
CBIZ, Inc.*	153	5,081
CRA International, Inc.	23	1,883
Exponent, Inc.	154	14,049
Forrester Research, Inc.*	33	1,416
Franklin Covey Co.*	38	1,178
GP Strategies Corp.*	39	690
Heidrick & Struggles International, Inc.	58	2,496
Huron Consulting Group, Inc.*	68	3,720
ICF International, Inc.	55	4,834
Insperity, Inc.	108	9,957
KBR, Inc.	427	17,396
Kelly Services, Inc., Class A*	101	2,593
Kforce, Inc.	59	3,700
Korn Ferry	161	10,531
ManTech International Corp., Class A	81	7,048
Mastech Digital, Inc.*(a)	12	189
Mistras Group, Inc.*	54	562
Red Violet, Inc.*(a)	20	440
Resources Connection, Inc.	93	1,356
TriNet Group, Inc.*	124	9,342
TrueBlue, Inc.*	105	2,849
Upwork, Inc.*	278	13,085
Willdan Group, Inc.*	31	1,127
		134,380
Real Estate Management & Development - 0.1%
Alset EHome International, Inc.*(a)	7	29
Altisource Portfolio Solutions SA*(a)	14	96
American Realty Investors, Inc.*(a)	3	32
Cushman & Wakefield plc*	332	6,311
eXp World Holdings, Inc.*(a)	149	4,807
Fathom Holdings, Inc.*(a)	14	462
Forestar Group, Inc.*	50	1,151
FRP Holdings, Inc.*	19	1,089
Kennedy-Wilson Holdings, Inc.	362	7,182
Marcus & Millichap, Inc.*	70	2,751
Maui Land & Pineapple Co., Inc.*	20	213
Newmark Group, Inc., Class A	435	5,612
Rafael Holdings, Inc., Class B*	29	1,499
RE/MAX Holdings, Inc., Class A	55	1,926
Realogy Holdings Corp.*	344	6,092
Redfin Corp.*(a)	299	17,650
RMR Group, Inc. (The), Class A	46	1,800
St Joe Co. (The)	99	4,630
Stratus Properties, Inc.*	18	489
Tejon Ranch Co.*	63	942
Transcontinental Realty Investors, Inc.*(a)	4	116
		64,879
Road & Rail - 0.1%
ArcBest Corp.	76	5,916
Avis Budget Group, Inc.*	158	13,875
Covenant Logistics Group, Inc., Class A*(a)	35	788
Daseke, Inc.*	137	992
Heartland Express, Inc.	146	2,650
Marten Transport Ltd.	178	3,037
PAM Transportation Services, Inc.*	5	290
Saia, Inc.*	79	18,183
Universal Logistics Holdings, Inc.(a)	23	575
US Xpress Enterprises, Inc., Class A*	66	742
Werner Enterprises, Inc.	180	8,638
		55,686
Semiconductors & Semiconductor Equipment - 0.6%
Advanced Energy Industries, Inc.	114	11,629
Alpha & Omega Semiconductor Ltd.*	63	2,029
Ambarella, Inc.*	102	10,239
Amkor Technology, Inc.	299	6,309
Atomera, Inc.*(a)	54	948
Axcelis Technologies, Inc.*	100	4,144
AXT, Inc.*	118	1,201
Brooks Automation, Inc.	218	22,256
CEVA, Inc.*	66	2,961

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
CMC Materials, Inc.	87	13,427
Cohu, Inc.*	126	4,690
CyberOptics Corp.*	21	626
Diodes, Inc.*	129	9,761
DSP Group, Inc.*	67	1,053
FormFactor, Inc.*	232	8,178
GSI Technology, Inc.*	50	312
Ichor Holdings Ltd.*	81	4,557
Impinj, Inc.*	51	2,654
Lattice Semiconductor Corp.*	408	21,653
MACOM Technology Solutions Holdings, Inc.*	144	8,525
Maxeon Solar Technologies Ltd.*	32	500
MaxLinear, Inc.*	206	7,832
NeoPhotonics Corp.*	149	1,521
NVE Corp.	14	978
Onto Innovation, Inc.*	142	10,191
PDF Solutions, Inc.*	87	1,517
Photronics, Inc.*	186	2,518
Pixelworks, Inc.*(a)	137	478
Power Integrations, Inc.	177	14,548
Rambus, Inc.*	340	6,650
Semtech Corp.*	194	12,222
Silicon Laboratories, Inc.*	130	17,753
SiTime Corp.*	35	3,441
SMART Global Holdings, Inc.*	44	2,086
SunPower Corp.*(a)	230	5,380
Synaptics, Inc.*	105	13,265
Ultra Clean Holdings, Inc.*	120	6,760
Veeco Instruments, Inc.*	146	3,478
		248,270
Software - 1.0%
8x8, Inc.*	320	7,536
A10 Networks, Inc.*	180	1,751
ACI Worldwide, Inc.*	344	13,161
Agilysys, Inc.*	57	2,895
Alarm.com Holdings, Inc.*(a)	143	11,709
Altair Engineering, Inc., Class A*(a)	130	8,758
American Software, Inc., Class A(a)	91	1,831
Appfolio, Inc., Class A*	49	6,610
Appian Corp.*(a)	107	9,681
Asure Software, Inc.*	49	414
Avaya Holdings Corp.*	251	7,199
Benefitfocus, Inc.*	87	1,287
Blackbaud, Inc.*	146	10,321
Blackline, Inc.*	153	15,907
Bottomline Technologies DE, Inc.*	133	4,972
Box, Inc., Class A*	430	10,023
Cerence, Inc.*	114	10,845
ChannelAdvisor Corp.*	84	1,993
Cloudera, Inc.*	615	7,909
Cognyte Software Ltd.*(a)	195	5,019
CommVault Systems, Inc.*	127	9,674
Cornerstone OnDemand, Inc.*	184	8,091
Digimarc Corp.*(a)	36	1,252
Digital Turbine, Inc.*	253	16,741
Domo, Inc., Class B*	80	5,320
Ebix, Inc.(a)	80	2,192
eGain Corp.*	63	633
Envestnet, Inc.*	159	11,443
GTY Technology Holdings, Inc.*(a)	138	828
Intelligent Systems Corp.*	22	719
InterDigital, Inc.	92	7,432
J2 Global, Inc.*	130	16,189
LivePerson, Inc.*(a)	187	10,276
MicroStrategy, Inc., Class A*	22	10,340
Mimecast Ltd.*	174	8,698
Mitek Systems, Inc.*	125	2,120
Model N, Inc.*	105	3,745
ON24, Inc.*	26	837
OneSpan, Inc.*	100	2,615
Park City Group, Inc.*(a)	37	222
Ping Identity Holding Corp.*(a)	111	2,676
Progress Software Corp.	133	5,928
PROS Holdings, Inc.*	120	5,324
Q2 Holdings, Inc.*	151	14,334
QAD, Inc., Class A	35	2,501
Qualys, Inc.*	102	9,861
Rapid7, Inc.*	155	12,966
Rimini Street, Inc.*	69	449
Sailpoint Technologies Holdings, Inc.*	264	12,284
Sapiens International Corp. NV	82	2,354
SeaChange International, Inc.*(a)	91	106
SecureWorks Corp., Class A*	27	380
ShotSpotter, Inc.*	24	977
Smith Micro Software, Inc.*	103	555
Sprout Social, Inc., Class A*	84	5,831
SPS Commerce, Inc.*	107	10,043
Sumo Logic, Inc.*	43	808
SVMK, Inc.*	368	7,158
Synchronoss Technologies, Inc.*(a)	118	343
Telos Corp.*(a)	49	1,611
Tenable Holdings, Inc.*	213	8,903
Upland Software, Inc.*	80	3,279
Varonis Systems, Inc.*	304	14,683
Verint Systems, Inc.*	195	8,992
Veritone, Inc.*	79	1,514
Viant Technology, Inc., Class A*(a)	32	934
VirnetX Holding Corp.*(a)	190	870
Workiva, Inc.*	119	11,293
Xperi Holding Corp.	313	6,705
Yext, Inc.*	316	4,573
Zix Corp.*	164	1,143
Zuora, Inc., Class A*	310	4,796
		423,362
Specialty Retail - 0.7%
Aaron's Co., Inc. (The)	101	3,633
Abercrombie & Fitch Co., Class A*	187	7,985
Academy Sports & Outdoors, Inc.*	128	4,676
American Eagle Outfitters, Inc.(a)	452	16,014
America's Car-Mart, Inc.*	18	2,959
Asbury Automotive Group, Inc.*	58	11,501
At Home Group, Inc.*	163	6,119
Bed Bath & Beyond, Inc.*(a)	364	10,188
Boot Barn Holdings, Inc.*	86	6,570
Buckle, Inc. (The)	87	3,664
Caleres, Inc.	108	2,709
Camping World Holdings, Inc., Class A(a)	98	4,350
Cato Corp. (The), Class A*	61	943
Chico's FAS, Inc.*	357	1,660
Children's Place, Inc. (The)*	42	3,906
Citi Trends, Inc.*	28	2,334

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Conn's, Inc.*	52	1,206
Container Store Group, Inc. (The)*	95	1,288
Designer Brands, Inc., Class A*	185	3,236
Envela Corp.*(a)	23	98
Express, Inc.*	191	819
GameStop Corp., Class A*(a)	172	38,184
Genesco, Inc.*	43	2,365
Group 1 Automotive, Inc.	52	8,293
GrowGeneration Corp.*	122	5,418
Guess?, Inc.	119	3,495
Haverty Furniture Cos., Inc.	49	2,251
Hibbett Sports, Inc.*	49	4,153
Lithia Motors, Inc., Class A(a)	87	30,623
Lumber Liquidators Holdings, Inc.*	86	1,959
MarineMax, Inc.*	64	3,292
Monro, Inc.	99	6,172
Murphy USA, Inc.	77	10,380
National Vision Holdings, Inc.*	241	11,971
ODP Corp. (The)*	159	6,955
OneWater Marine, Inc., Class A*	31	1,526
Rent-A-Center, Inc.	145	8,962
RH*	47	30,129
Sally Beauty Holdings, Inc.*	338	7,372
Shoe Carnival, Inc.	28	1,890
Signet Jewelers Ltd.*	156	9,451
Sleep Number Corp.*	81	9,031
Sonic Automotive, Inc., Class A	70	3,376
Sportsman's Warehouse Holdings, Inc.*	128	2,278
Tilly's, Inc., Class A*	67	915
Urban Outfitters, Inc.*	207	8,106
Winmark Corp.	9	1,762
Zumiez, Inc.*	63	2,761
		318,928
Technology Hardware, Storage & Peripherals - 0.1%
3D Systems Corp.*	363	10,676
Avid Technology, Inc.*	95	2,934
Corsair Gaming, Inc.*(a)	69	2,154
Diebold Nixdorf, Inc.*	211	2,857
Eastman Kodak Co.*(a)	47	335
Immersion Corp.*	51	436
Intevac, Inc.*(a)	71	493
Quantum Corp.*	125	939
Super Micro Computer, Inc.*	130	4,516
Turtle Beach Corp.*	42	1,390
		26,730
Textiles, Apparel & Luxury Goods - 0.2%
Crocs, Inc.*	200	20,248
Deckers Outdoor Corp.*	84	28,177
Fossil Group, Inc.*	141	1,991
G-III Apparel Group Ltd.*	132	4,361
Kontoor Brands, Inc.	155	9,923
Lakeland Industries, Inc.*(a)	23	580
Movado Group, Inc.	47	1,303
Oxford Industries, Inc.	49	4,692
Rocky Brands, Inc.	21	1,225
Steven Madden Ltd.	247	10,226
Superior Group of Cos., Inc.(a)	32	817
Unifi, Inc.*	41	1,129
Vera Bradley, Inc.*	62	712
Wolverine World Wide, Inc.	242	8,823
		94,207
Thrifts & Mortgage Finance - 0.3%
Axos Financial, Inc.*	172	8,154
Bogota Financial Corp.*(a)	17	171
Bridgewater Bancshares, Inc.*	65	1,128
Capitol Federal Financial, Inc.	391	5,059
Columbia Financial, Inc.*	141	2,506
ESSA Bancorp, Inc.	27	428
Essent Group Ltd.	331	15,835
Federal Agricultural Mortgage Corp., Class C	27	2,739
Flagstar Bancorp, Inc.	144	6,595
FS Bancorp, Inc.	11	783
Greene County Bancorp, Inc.(a)	9	258
Hingham Institution For Savings (The)	4	1,161
Home Bancorp, Inc.	22	855
Home Point Capital, Inc.*(a)	22	141
HomeStreet, Inc.	64	2,881
Kearny Financial Corp.	225	2,950
Luther Burbank Corp.	55	668
Merchants Bancorp	26	1,117
Meridian Bancorp, Inc.	140	3,087
Meta Financial Group, Inc.	93	4,930
MMA Capital Holdings, Inc.*(a)	14	379
Mr Cooper Group, Inc.*	227	7,852
NMI Holdings, Inc., Class A*	247	5,975
Northfield Bancorp, Inc.	141	2,387
Northwest Bancshares, Inc.	351	4,970
Oconee Federal Financial Corp.	3	76
OP Bancorp	36	373
PCSB Financial Corp.	42	772
PDL Community Bancorp*(a)	22	308
PennyMac Financial Services, Inc.	125	7,826
Pioneer Bancorp, Inc.*	35	427
Premier Financial Corp.	111	3,385
Provident Bancorp, Inc.	50	844
Provident Financial Holdings, Inc.	18	313
Provident Financial Services, Inc.	213	5,380
Prudential Bancorp, Inc.	21	291
Radian Group, Inc.	574	13,403
Riverview Bancorp, Inc.	63	433
Security National Financial Corp., Class A*	29	253
Southern Missouri Bancorp, Inc.	23	1,017
Sterling Bancorp, Inc.*	49	236
Territorial Bancorp, Inc.	24	627
Timberland Bancorp, Inc.	22	641
TrustCo Bank Corp.	57	2,223
Walker & Dunlop, Inc.	85	8,631
Washington Federal, Inc.	226	7,535
Waterstone Financial, Inc.	65	1,286
Western New England Bancorp, Inc.	67	570
WSFS Financial Corp.	142	7,556
		147,415
Tobacco - 0.0%(c)
Turning Point Brands, Inc.	36	1,540
Universal Corp.	73	4,091
Vector Group Ltd.	419	5,761
		11,392
Trading Companies & Distributors - 0.3%
Alta Equipment Group, Inc.*	52	762
Applied Industrial Technologies, Inc.	116	11,363

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Beacon Roofing Supply, Inc.*	164	9,289
Boise Cascade Co.	117	7,721
CAI International, Inc.	50	2,146
Custom Truck One Source, Inc.*	40	424
DXP Enterprises, Inc.*	49	1,514
EVI Industries, Inc.*	15	451
GATX Corp.(a)	104	10,261
GMS, Inc.*(a)	125	5,724
H&E Equipment Services, Inc.	96	3,590
Herc Holdings, Inc.*	73	8,396
Lawson Products, Inc.*	13	787
McGrath RentCorp	72	6,173
MRC Global, Inc.*(a)	236	2,535
NOW, Inc.*	329	3,445
Rush Enterprises, Inc., Class A	124	5,927
Rush Enterprises, Inc., Class B	20	867
SiteOne Landscape Supply, Inc.*(a)	132	22,709
Systemax, Inc.	37	1,270
Textainer Group Holdings Ltd.*	148	4,988
Titan Machinery, Inc.*	58	1,779
Transcat, Inc.*	21	1,110
Triton International Ltd.	181	9,819
Veritiv Corp.*	43	2,641
WESCO International, Inc.*	147	15,666
Willis Lease Finance Corp.*	9	399
		141,756
Water Utilities - 0.1%
American States Water Co.	111	8,810
Artesian Resources Corp., Class A	24	990
Cadiz, Inc.*(a)	61	839
California Water Service Group	148	8,412
Consolidated Water Co. Ltd.	43	529
Global Water Resources, Inc.(a)	38	649
Middlesex Water Co.	51	4,384
Pure Cycle Corp.*	58	820
SJW Group	79	5,092
York Water Co. (The)	39	1,963
		32,488
Wireless Telecommunication Services - 0.0%(c)
Boingo Wireless, Inc.*	131	1,831
Gogo, Inc.*(a)	166	2,261
Shenandoah Telecommunications Co.	145	7,234
Spok Holdings, Inc.	53	619
		11,945
TOTAL COMMON STOCKS (COST $6,077,043)		8,601,157

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%

Biotechnology - 0.0%
Contra Aduro Biotech I, CVR*(d)(e)	39	—
Tobira Therapeutics, Inc., CVR*(d)(e)	10	—

TOTAL RIGHTS (Cost $117)		—

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(f) - 0.7%

INVESTMENT COMPANIES - 0.7%
BlackRock Liquidity FedFund, Institutional Class
0.03% (Cost $299,110)	299,110	299,110

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 73.4%

REPURCHASE AGREEMENTS(g) - 5.4%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,395,803
(Cost $2,395,803)	2,395,803	2,395,803

U.S. TREASURY OBLIGATIONS - 68.0%
U.S. Treasury Bills
0.01%, 8/5/2021(h) (Cost $29,969,372)	29,970,000	29,969,476

TOTAL SHORT-TERM INVESTMENTS (Cost $32,365,175)		32,365,279

Total Investments - 93.6% (Cost $38,741,445)		41,265,546
Other assets less liabilities - 6.4%		2,805,782
Net Assets - 100.0%		44,071,328

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $889,855, collateralized in the form of cash with a value of $299,110 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $630,887 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $929,997.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Represents less than 0.05% of net assets.
(d)	Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $0, which represents approximately 0.00% of net assets of the Fund.
(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $299,110.
(g)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(h)	The rate shown was the current yield as of May 31, 2021.

Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,237,374
Aggregate gross unrealized depreciation	(332,888)
Net unrealized appreciation	$4,904,486
Federal income tax cost	$38,786,954

Futures Contracts Purchased

Hedge Replication ETF had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	57	6/14/2021	USD	$4,347,675	$83,204

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2021

Swap Agreementsa

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
70,338	11/8/2021	Credit Suisse International	0.55%	Russell 2000® Total Return Index	691,747
786,169	12/15/2021	Credit Suisse International	0.70%	S&P 500® Total Return Index	116,795
1,577,858	11/8/2021	Credit Suisse International	0.40%	iShares® MSCI Emerging Markets ETF[f]	1,014,555
2,434,365					1,823,097	—	(1,720,000)	103,097
322,501	1/6/2022	Morgan Stanley & Co. International plc	0.25%	iShares® MSCI Emerging Markets ETF[f]	26,298	—	—	26,298

(930,708)	11/7/2022	Societe Generale	0.75%	iShares® MSCI EAFE ETF[f]	(51,450)
382,471	11/7/2022	Societe Generale	(0.20)%	iShares® MSCI Emerging Markets ETF[f]	40,766
1,299,070	11/22/2021	Societe Generale	0.45%	S&P 500® Total Return Index	140,283
3,786,911	11/8/2021	Societe Generale	0.40%	Russell 2000® Total Return Index	45,006
4,537,744					174,605	—	—	174,605
(1,992,913)	11/8/2021	UBS AG	0.30%	iShares® MSCI EAFE ETF[f]	(81,870)
154,587	11/8/2021	UBS AG	(0.10)%	iShares® MSCI Emerging Markets ETF[f]	26,200
2,198,632	11/8/2021	UBS AG	0.10%	Russell 2000® Total Return Index	374,360
360,306					318,690	(260,093)	—	58,597

7,654,916					2,342,690
				Total Unrealized Appreciation	2,476,010
				Total Unrealized Depreciation	(133,320)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
[f]	In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Large Cap Core Plus
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS(a) - 94.3%

Aerospace & Defense - 1.7%
Boeing Co. (The)*	1,087	268,511
General Dynamics Corp.	4,212	799,901
Huntington Ingalls Industries, Inc.	6,298	1,361,690
L3Harris Technologies, Inc.	4,020	876,601
Lockheed Martin Corp.	5,704	2,180,069
Northrop Grumman Corp.	3,168	1,159,076
Teledyne Technologies, Inc.*	2,028	850,685
Textron, Inc.	7,893	540,434
		8,036,967
Air Freight & Logistics - 1.1%
CH Robinson Worldwide, Inc.	5,696	552,626
Expeditors International of Washington, Inc.	2,942	369,780
FedEx Corp.	6,998	2,203,040
United Parcel Service, Inc., Class B	10,569	2,268,108
		5,393,554
Airlines - 0.1%
Alaska Air Group, Inc.*	8,719	603,355

Auto Components - 0.3%
Aptiv plc*	3,694	555,652
BorgWarner, Inc.	16,774	860,338
		1,415,990
Automobiles - 1.7%
Ford Motor Co.*	157,778	2,292,514
General Motors Co.*	30,012	1,780,012
Tesla, Inc.*	6,694	4,185,223
		8,257,749
Banks - 4.3%
Bank of America Corp.	40,838	1,731,123
Citigroup, Inc.	33,401	2,628,993
Fifth Third Bancorp	39,982	1,684,841
Huntington Bancshares, Inc.	88,173	1,398,424
JPMorgan Chase & Co.	20,933	3,438,036
KeyCorp	65,242	1,503,176
People's United Financial, Inc.	67,903	1,284,046
PNC Financial Services Group, Inc. (The)	7,537	1,467,303
Regions Financial Corp.	71,254	1,668,056
SVB Financial Group*	2,215	1,291,101
Truist Financial Corp.	35,041	2,164,833
Wells Fargo & Co.	10,156	474,488
		20,734,420
Beverages - 0.9%
Coca-Cola Co. (The)	16,784	927,987
Constellation Brands, Inc., Class A	6,959	1,668,212
Monster Beverage Corp.*	5,718	539,036
PepsiCo, Inc.	7,249	1,072,417
		4,207,652
Biotechnology - 2.2%
AbbVie, Inc.	25,451	2,881,053
Alexion Pharmaceuticals, Inc.*	6,717	1,185,886
Amgen, Inc.	2,743	652,669
Biogen, Inc.*	649	173,595
Gilead Sciences, Inc.	8,583	567,422
Incyte Corp.*	18,179	1,523,037
Regeneron Pharmaceuticals, Inc.*	3,577	1,797,192
Vertex Pharmaceuticals, Inc.*	8,008	1,670,709
		10,451,563
Building Products - 0.2%
Fortune Brands Home & Security, Inc.	4,873	502,699
Masco Corp.	6,084	366,926
		869,625
Capital Markets - 1.8%
Cboe Global Markets, Inc.	13,053	1,452,799
Franklin Resources, Inc.	44,084	1,508,114
Invesco Ltd.	55,045	1,570,434
MarketAxess Holdings, Inc.	2,626	1,225,134
Nasdaq, Inc.	9,662	1,617,998
S&P Global, Inc.(b)	1,944	737,690
T. Rowe Price Group, Inc.	2,198	420,587
		8,532,756
Chemicals - 1.7%
Air Products and Chemicals, Inc.	3,493	1,046,712
Celanese Corp.	1,281	211,942
CF Industries Holdings, Inc.	14,672	780,110
Corteva, Inc.	35,840	1,630,720
FMC Corp.	12,356	1,441,822
Linde plc	734	220,640
Mosaic Co. (The)	32,890	1,188,645
PPG Industries, Inc.	1,356	243,700
Sherwin-Williams Co. (The)	4,353	1,234,206
		7,998,497
Communications Equipment - 0.3%
Cisco Systems, Inc.	15,516	820,797
Motorola Solutions, Inc.	3,746	769,091
		1,589,888
Construction & Engineering - 0.3%
Quanta Services, Inc.	15,666	1,493,753

Consumer Finance - 0.4%
Capital One Financial Corp.	8,494	1,365,666
Synchrony Financial	15,586	738,932
		2,104,598
Containers & Packaging - 0.4%
International Paper Co.	21,050	1,328,255
Sealed Air Corp.	12,441	707,395
		2,035,650
Distributors - 0.4%
LKQ Corp.*	30,927	1,576,040
Pool Corp.	1,352	590,215
		2,166,255
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc., Class B*	13,715	3,969,670

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	28,348	834,282
Lumen Technologies, Inc.	100,681	1,393,425
Verizon Communications, Inc.	20,114	1,136,240
		3,363,947
Electric Utilities - 1.5%
Alliant Energy Corp.	4,944	282,550
Edison International	27,574	1,540,559
Entergy Corp.	15,009	1,579,847
Exelon Corp.	32,246	1,454,940
FirstEnergy Corp.	17,742	672,599
NextEra Energy, Inc.	2,364	173,092
NRG Energy, Inc.	42,649	1,371,165
		7,074,752
Electrical Equipment - 0.5%
AMETEK, Inc.	11,701	1,580,805
Emerson Electric Co.	8,867	848,483
		2,429,288

See accompanying notes to the financial statements.

Large Cap Core Plus
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	21,299	1,432,571
Keysight Technologies, Inc.*	5,985	852,144
Zebra Technologies Corp., Class A*	364	180,926
		2,465,641
Energy Equipment & Services - 0.0%(c)
Halliburton Co.	7,691	172,663

Entertainment - 1.6%
Activision Blizzard, Inc.	8,022	780,140
Electronic Arts, Inc.	3,041	434,650
Netflix, Inc.*	6,667	3,352,234
Take-Two Interactive Software, Inc.*	5,396	1,001,282
Walt Disney Co. (The)*	11,257	2,011,063
		7,579,369
Equity Real Estate Investment Trusts (REITs) - 4.6%
AvalonBay Communities, Inc.	8,377	1,733,536
Digital Realty Trust, Inc.	11,049	1,674,586
Duke Realty Corp.	34,081	1,583,403
Equity Residential	22,143	1,714,975
Extra Space Storage, Inc.	6,769	1,014,064
Healthpeak Properties, Inc.	37,681	1,257,792
Iron Mountain, Inc.(b)	20,984	913,643
Kimco Realty Corp.	70,389	1,499,990
Mid-America Apartment Communities, Inc.	9,870	1,586,109
Prologis, Inc.	14,807	1,744,857
SBA Communications Corp.	4,887	1,456,913
UDR, Inc.	32,434	1,544,831
Ventas, Inc.	22,111	1,226,055
Welltower, Inc.	19,770	1,478,203
Weyerhaeuser Co.	43,528	1,652,323
		22,081,280
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	696	263,276
Kroger Co. (The)	44,602	1,649,382
Walgreens Boots Alliance, Inc.	29,165	1,535,829
Walmart, Inc.	21,258	3,019,273
		6,467,760
Food Products - 1.9%
Campbell Soup Co.	29,253	1,423,744
Conagra Brands, Inc.	40,631	1,548,041
General Mills, Inc.	10,351	650,664
Hershey Co. (The)	7,407	1,281,781
J M Smucker Co. (The)	10,200	1,359,558
Kellogg Co.	19,399	1,270,441
Tyson Foods, Inc., Class A	19,923	1,583,878
		9,118,107
Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	7,401	863,327
ABIOMED, Inc.*	1,503	427,724
Align Technology, Inc.*	1,383	816,177
Baxter International, Inc.	21,156	1,737,331
Becton Dickinson and Co.	6,566	1,588,250
Cooper Cos., Inc. (The)	3,683	1,449,076
Danaher Corp.	11,550	2,958,417
DENTSPLY SIRONA, Inc.	12,478	835,028
Dexcom, Inc.*	3,254	1,201,995
Hologic, Inc.*	24,031	1,515,395
IDEXX Laboratories, Inc.*	3,482	1,943,339
Medtronic plc	2,591	327,995
ResMed, Inc.	7,483	1,540,375
Teleflex, Inc.	1,542	620,177
West Pharmaceutical Services, Inc.	4,906	1,704,884
		19,529,490
Health Care Providers & Services - 2.4%
AmerisourceBergen Corp.	9,485	1,088,309
Anthem, Inc.	586	233,357
Cardinal Health, Inc.	14,830	831,518
Centene Corp.*	13,631	1,003,242
CVS Health Corp.	27,714	2,395,598
HCA Healthcare, Inc.	7,078	1,520,284
Humana, Inc.	419	183,396
McKesson Corp.	8,375	1,611,266
UnitedHealth Group, Inc.	5,884	2,423,737
Universal Health Services, Inc., Class B	1,435	229,069
		11,519,776
Hotels, Restaurants & Leisure - 3.6%
Booking Holdings, Inc.*	805	1,901,048
Caesars Entertainment, Inc.*	3,752	403,152
Chipotle Mexican Grill, Inc.*	1,112	1,525,642
Darden Restaurants, Inc.	10,449	1,496,610
Domino's Pizza, Inc.	2,724	1,162,794
Expedia Group, Inc.*	3,198	565,886
Hilton Worldwide Holdings, Inc.*	14,177	1,775,953
Las Vegas Sands Corp.*	27,848	1,608,222
Marriott International, Inc., Class A*	7,454	1,070,245
McDonald's Corp.	6,456	1,509,994
MGM Resorts International	19,278	826,448
Penn National Gaming, Inc.*	9,475	776,666
Starbucks Corp.	10,162	1,157,249
Yum! Brands, Inc.	14,486	1,737,885
		17,517,794
Household Durables - 1.1%
DR Horton, Inc.	18,082	1,723,034
Lennar Corp., Class A	16,605	1,644,061
PulteGroup, Inc.	14,957	864,365
Whirlpool Corp.	4,652	1,102,943
		5,334,403
Household Products - 1.2%
Church & Dwight Co., Inc.	14,584	1,250,286
Clorox Co. (The)	7,309	1,291,720
Colgate-Palmolive Co.	3,884	325,401
Kimberly-Clark Corp.	1,922	251,071
Procter & Gamble Co. (The)	18,813	2,536,933
		5,655,411
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	20,421	518,898

Industrial Conglomerates - 0.6%
3M Co.	7,122	1,446,051
General Electric Co.	94,045	1,322,273
Honeywell International, Inc.	1,156	266,932
		3,035,256
Insurance - 5.1%
Allstate Corp. (The)	13,127	1,793,280
American International Group, Inc.	22,756	1,202,427
Aon plc, Class A(b)	6,774	1,716,328
Arthur J Gallagher & Co.	11,321	1,659,772
Assurant, Inc.	9,040	1,456,796

See accompanying notes to the financial statements.

Large Cap Core Plus
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Chubb Ltd.	4,188	711,918
Everest Re Group Ltd.	5,551	1,443,038
Globe Life, Inc.	12,031	1,268,308
Hartford Financial Services Group, Inc. (The)	22,967	1,500,893
Lincoln National Corp.	6,851	478,131
Loews Corp.	24,701	1,442,044
MetLife, Inc.	28,464	1,860,407
Principal Financial Group, Inc.	10,917	713,863
Progressive Corp. (The)	7,878	780,552
Prudential Financial, Inc.	16,987	1,817,099
Travelers Cos., Inc. (The)	11,261	1,798,382
Unum Group	45,782	1,417,869
W R Berkley Corp.	18,751	1,462,391
Willis Towers Watson plc	647	169,100
		24,692,598
Interactive Media & Services - 3.7%
Alphabet, Inc., Class A*	2,367	5,578,664
Alphabet, Inc., Class C*	2,258	5,445,303
Facebook, Inc., Class A*	20,588	6,767,893
		17,791,860
Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc.*	3,780	12,183,205
eBay, Inc.	28,624	1,742,629
Etsy, Inc.*	7,469	1,230,368
		15,156,202
IT Services - 3.3%
Accenture plc, Class A	5,836	1,646,686
Akamai Technologies, Inc.*	1,676	191,416
Automatic Data Processing, Inc.	6,897	1,351,950
Broadridge Financial Solutions, Inc.	9,650	1,538,982
DXC Technology Co.*	41,082	1,557,829
Gartner, Inc.*	6,536	1,515,306
Jack Henry & Associates, Inc.	6,516	1,004,441
Mastercard, Inc., Class A	5,175	1,866,002
PayPal Holdings, Inc.*	7,030	1,827,941
Visa, Inc., Class A	10,644	2,419,381
Western Union Co. (The)	48,900	1,196,583
		16,116,517
Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	1,832	253,054
Bio-Rad Laboratories, Inc., Class A*	2,534	1,526,406
IQVIA Holdings, Inc.*	7,587	1,822,094
Mettler-Toledo International, Inc.*	596	775,366
PerkinElmer, Inc.	10,902	1,581,553
Thermo Fisher Scientific, Inc.	1,479	694,390
		6,652,863
Machinery - 2.6%
Deere & Co.	6,682	2,412,870
Dover Corp.	10,664	1,604,932
IDEX Corp.	6,511	1,449,739
Ingersoll Rand, Inc.*	32,343	1,605,507
Otis Worldwide Corp.	7,323	573,611
Parker-Hannifin Corp.	5,383	1,658,771
Pentair plc	22,286	1,537,065
Snap-on, Inc.	6,043	1,538,669
		12,381,164
Media - 2.4%
Charter Communications, Inc., Class A*	3,345	2,323,203
Comcast Corp., Class A	28,089	1,610,623
Discovery, Inc., Class C*	24,252	728,773
DISH Network Corp., Class A*	32,905	1,432,026
Fox Corp., Class A	33,876	1,265,268
Interpublic Group of Cos., Inc. (The)	46,761	1,575,378
News Corp., Class A	55,720	1,503,883
News Corp., Class B	41,600	1,068,704
Omnicom Group, Inc.	2,541	208,972
		11,716,830
Metals & Mining - 0.6%
Freeport-McMoRan, Inc.	34,473	1,472,686
Newmont Corp.	20,654	1,517,656
		2,990,342
Multiline Retail - 0.9%
Dollar General Corp.	5,056	1,026,166
Dollar Tree, Inc.*	9,134	890,565
Target Corp.	11,541	2,618,883
		4,535,614
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	51,275	1,297,258
DTE Energy Co.	11,670	1,610,343
WEC Energy Group, Inc.	7,736	726,488
		3,634,089
Oil, Gas & Consumable Fuels - 3.0%
APA Corp.	9,863	205,150
Cabot Oil & Gas Corp.	70,893	1,162,645
Chevron Corp.	17,959	1,863,965
Devon Energy Corp.	26,552	705,221
Diamondback Energy, Inc.	9,354	748,975
EOG Resources, Inc.	12,286	987,057
Exxon Mobil Corp.	49,445	2,886,105
HollyFrontier Corp.	17,247	560,010
Kinder Morgan, Inc.	40,336	739,762
Marathon Petroleum Corp.	11,755	726,459
ONEOK, Inc.	9,500	501,030
Phillips 66	4,642	390,949
Pioneer Natural Resources Co.	6,274	954,840
Valero Energy Corp.	8,035	646,014
Williams Cos., Inc. (The)	45,137	1,188,909
		14,267,091
Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	39,353	2,586,279
Catalent, Inc.*	10,890	1,141,599
Eli Lilly & Co.	1,527	305,003
Johnson & Johnson	17,609	2,980,323
Merck & Co., Inc.	17,641	1,338,775
Perrigo Co. plc	15,758	727,074
Pfizer, Inc.	26,031	1,008,181
Zoetis, Inc.	11,163	1,972,279
		12,059,513
Professional Services - 0.8%
Equifax, Inc.	2,678	629,437
Jacobs Engineering Group, Inc.	10,397	1,477,206
Leidos Holdings, Inc.	12,959	1,331,537
Robert Half International, Inc.	3,458	307,036
		3,745,216
Real Estate Management & Development - 0.0%(c)
CBRE Group, Inc., Class A*	2,004	175,911

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	8,626	1,479,704
Norfolk Southern Corp.	7,217	2,027,255
Union Pacific Corp.	1,324	297,543
		3,804,502

See accompanying notes to the financial statements.

Large Cap Core Plus
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc.*	24,771	1,983,662
Applied Materials, Inc.	14,691	2,029,268
Broadcom, Inc.	1,309	618,280
Intel Corp.	54,244	3,098,417
Micron Technology, Inc.*	25,053	2,107,959
NVIDIA Corp.	4,535	2,946,752
Qorvo, Inc.*	8,261	1,509,450
QUALCOMM, Inc.	19,173	2,579,535
Skyworks Solutions, Inc.	8,472	1,440,240
Teradyne, Inc.	10,725	1,419,454
Texas Instruments, Inc.	2,118	402,039
		20,135,056
Software - 7.9%
Adobe, Inc.*	7,598	3,833,799
ANSYS, Inc.*	3,408	1,151,699
Autodesk, Inc.*	6,897	1,971,576
Cadence Design Systems, Inc.*	12,331	1,565,914
Citrix Systems, Inc.	9,251	1,063,495
Fortinet, Inc.*	1,567	342,452
Intuit, Inc.	1,826	801,778
Microsoft Corp.	75,492	18,848,843
NortonLifeLock, Inc.	18,531	512,567
Oracle Corp.	11,843	932,518
salesforce.com, Inc.*	10,657	2,537,432
ServiceNow, Inc.*	4,299	2,037,210
Synopsys, Inc.*	5,179	1,317,227
Tyler Technologies, Inc.*	2,262	911,948
		37,828,458
Specialty Retail - 1.5%
Best Buy Co., Inc.	10,784	1,253,532
CarMax, Inc.*	6,772	780,067
Home Depot, Inc. (The)	6,531	2,082,801
L Brands, Inc.*	5,613	392,180
Lowe's Cos., Inc.	5,129	999,283
Ross Stores, Inc.	5,085	642,693
TJX Cos., Inc. (The)	2,542	171,687
Tractor Supply Co.	5,197	944,295
		7,266,538
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	144,493	18,005,273
HP, Inc.	54,991	1,607,387
Seagate Technology Holdings plc	4,694	449,450
		20,062,110
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands, Inc.	72,831	1,423,118
NIKE, Inc., Class B	10,391	1,417,956
Ralph Lauren Corp.*	1,523	188,974
Under Armour, Inc., Class A*	63,299	1,429,291
		4,459,339
Tobacco - 0.0%(c)
Philip Morris International, Inc.	1,897	182,928

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	9,294	1,314,636

TOTAL COMMON STOCKS (COST $346,391,237)		454,695,154

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 5.2%

REPURCHASE AGREEMENTS(d) - 5.2%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $24,988,757 (Cost $24,988,753)	24,988,753	24,988,753

Total Investments - 99.5% (Cost $371,379,990)		479,683,907
Other assets less liabilities - 0.5%		2,219,683
Net Assets - 100.0%		481,903,590

See accompanying notes to the financial statements.

Large Cap Core Plus
Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $59,705,084.

(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $2,084,938, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 30, 2021 – November 15, 2050. The total value of collateral is $2,138,847.
(c)	Represents less than 0.05% of net assets.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$137,635,741
Aggregate gross unrealized depreciation	(28,660,370)
Net unrealized appreciation	$108,975,371
Federal income tax cost	$372,201,637

See accompanying notes to the financial statements.

Large Cap Core Plus
Schedule of Portfolio Investments

May 31, 2021

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(59,285,140)	1/6/2022	Goldman Sachs International	(0.16)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	(9,670,207)	9,665,083	5,124	—

(26,393,598)	11/7/2022	Societe Generale	0.10%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	(2,480,227)
118,173,310	11/7/2022	Societe Generale	0.80%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	14,944,621
91,779,712					12,464,394	(12,464,394)	—	—
(60,091,535)	11/8/2021	UBS AG	(0.20)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	(11,639,501)
54,317,650	11/8/2021	UBS AG	0.65%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	10,338,415
(5,773,885)					(1,301,086)	1,110,422	190,664	—

26,720,687					1,493,101
				Total Unrealized Appreciation	25,283,036
				Total Unrealized Depreciation	(23,789,935)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
f	Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.
g	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS(a) - 93.6%

Aerospace & Defense - 1.8%
Boeing Co. (The)*	95	23,467
Curtiss-Wright Corp.	5	627
General Dynamics Corp.	50	9,495
Hexcel Corp.*	12	714
Howmet Aerospace, Inc.*	70	2,484
Huntington Ingalls Industries, Inc.	9	1,946
L3Harris Technologies, Inc.	24	5,233
Lockheed Martin Corp.	36	13,759
Northrop Grumman Corp.	23	8,415
Raytheon Technologies Corp.	159	14,105
Spirit AeroSystems Holdings, Inc., Class A	32	1,575
Teledyne Technologies, Inc.*	3	1,258
Textron, Inc.	51	3,492
TransDigm Group, Inc.*	5	3,244
		89,814
Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings, Inc.*	11	824
CH Robinson Worldwide, Inc.	28	2,717
Expeditors International of Washington, Inc.	17	2,137
FedEx Corp.	44	13,852
Hub Group, Inc., Class A*	10	698
United Parcel Service, Inc., Class B	94	20,172
XPO Logistics, Inc.*	24	3,526
		43,926
Airlines - 0.2%
Alaska Air Group, Inc.*	9	623
American Airlines Group, Inc.*(b)	81	1,963
Delta Air Lines, Inc.*	60	2,861
JetBlue Airways Corp.*	32	643
Southwest Airlines Co.*	27	1,659
United Airlines Holdings, Inc.*	48	2,801
		10,550
Auto Components - 0.4%
Adient plc*	43	2,153
American Axle & Manufacturing Holdings, Inc.*	100	1,120
Aptiv plc*	19	2,858
Autoliv, Inc.	18	1,908
BorgWarner, Inc.	53	2,718
Cooper Tire & Rubber Co.	11	653
Dana, Inc.	53	1,438
Gentex Corp.	26	923
Goodyear Tire & Rubber Co. (The)*	109	2,161
Lear Corp.	19	3,674
Tenneco, Inc., Class A*	48	753
Visteon Corp.*	10	1,225
		21,584
Automobiles - 1.5%
Ford Motor Co.*	2,540	36,906
General Motors Co.*	521	30,901
Harley-Davidson, Inc.	54	2,617
Tesla, Inc.*	3	1,876
Thor Industries, Inc.	11	1,353
		73,653
Banks - 8.5%
Associated Banc-Corp.	46	1,057
BancorpSouth Bank	19	581
Bank of America Corp.	1,572	66,637
Bank of Hawaii Corp.	6	538
Bank OZK	23	982
BankUnited, Inc.	22	1,051
BOK Financial Corp.	6	546
Cathay General Bancorp	15	625
CIT Group, Inc.	35	1,854
Citigroup, Inc.	766	60,292
Citizens Financial Group, Inc.	118	5,888
Columbia Banking System, Inc.	12	518
Comerica, Inc.	35	2,747
Commerce Bancshares, Inc.	11	857
Credicorp Ltd.*	17	2,337
Cullen/Frost Bankers, Inc.	10	1,207
East West Bancorp, Inc.	19	1,421
Fifth Third Bancorp	163	6,869
First Citizens BancShares, Inc., Class A	1	861
First Hawaiian, Inc.	27	760
First Horizon Corp.	69	1,316
First Midwest Bancorp, Inc.	28	586
First Republic Bank	11	2,106
FNB Corp.	99	1,327
Fulton Financial Corp.	42	728
Glacier Bancorp, Inc.	11	641
Hancock Whitney Corp.	23	1,139
Home BancShares, Inc.	26	711
Huntington Bancshares, Inc.	223	3,537
Investors Bancorp, Inc.	55	818
JPMorgan Chase & Co.	536	88,033
KeyCorp	216	4,977
M&T Bank Corp.	29	4,660
Old National Bancorp	34	648
PacWest Bancorp	41	1,852
People's United Financial, Inc.	103	1,948
Pinnacle Financial Partners, Inc.	10	909
PNC Financial Services Group, Inc. (The)	82	15,964
Popular, Inc.	22	1,795
Prosperity Bancshares, Inc.	15	1,129
Regions Financial Corp.	215	5,033
Signature Bank	5	1,249
Simmons First National Corp., Class A	21	640
Sterling Bancorp	40	1,066
SVB Financial Group*	3	1,749
Synovus Financial Corp.	27	1,326
TCF Financial Corp.	24	1,140
Texas Capital Bancshares, Inc.*	11	758
Truist Financial Corp.	210	12,974
UMB Financial Corp.	8	774
Umpqua Holdings Corp.	68	1,297
United Bankshares, Inc.	23	947
US Bancorp	304	18,477
Valley National Bancorp	82	1,174
Webster Financial Corp.	16	907
Wells Fargo & Co.	1,587	74,145
Western Alliance Bancorp	8	800
Wintrust Financial Corp.	11	885
Zions Bancorp NA	34	1,968
		419,761

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Beverages - 1.4%
Brown-Forman Corp., Class B	11	884
Coca-Cola Co. (The)	474	26,207
Coca-Cola Europacific Partners plc	55	3,329
Constellation Brands, Inc., Class A	15	3,596
Keurig Dr Pepper, Inc.(b)	70	2,587
Molson Coors Beverage Co., Class B*	76	4,432
Monster Beverage Corp.*	14	1,320
PepsiCo, Inc.	189	27,961
		70,316
Biotechnology - 1.5%
AbbVie, Inc.	188	21,282
Alexion Pharmaceuticals, Inc.*	17	3,001
Amgen, Inc.	72	17,132
Biogen, Inc.*	26	6,955
BioMarin Pharmaceutical, Inc.*	8	618
Gilead Sciences, Inc.	284	18,775
Incyte Corp.*	6	503
Regeneron Pharmaceuticals, Inc.*	8	4,019
United Therapeutics Corp.*	6	1,115
Vertex Pharmaceuticals, Inc.*	6	1,252
		74,652
Building Products - 0.6%
A O Smith Corp.	12	853
Allegion plc	6	843
Builders FirstSource, Inc.*	26	1,158
Carrier Global Corp.	171	7,854
Fortune Brands Home & Security, Inc.	15	1,547
Johnson Controls International plc	129	8,583
Lennox International, Inc.	2	700
Masco Corp.	28	1,689
Owens Corning	22	2,346
Resideo Technologies, Inc.*	33	987
Trane Technologies plc	20	3,728
UFP Industries, Inc.	11	875
		31,163
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	8	1,312
Ameriprise Financial, Inc.	18	4,677
Apollo Global Management, Inc.	12	688
Bank of New York Mellon Corp. (The)	228	11,874
BlackRock, Inc.	16	14,033
Cboe Global Markets, Inc.	10	1,113
Charles Schwab Corp. (The)	74	5,465
CME Group, Inc.	36	7,875
Evercore, Inc., Class A	5	729
FactSet Research Systems, Inc.	2	669
Federated Hermes, Inc., Class B	24	763
Franklin Resources, Inc.	99	3,387
Goldman Sachs Group, Inc. (The)	66	24,553
Intercontinental Exchange, Inc.	40	4,515
Invesco Ltd.	139	3,966
Janus Henderson Group plc	43	1,656
Jefferies Financial Group, Inc.	67	2,153
KKR & Co., Inc.	57	3,174
Lazard Ltd., Class A	33	1,557
LPL Financial Holdings, Inc.	9	1,331
Moody's Corp.	6	2,012
Morgan Stanley	217	19,736
MSCI, Inc.	2	936
Nasdaq, Inc.	10	1,675
Northern Trust Corp.	36	4,363
Raymond James Financial, Inc.	16	2,121
S&P Global, Inc.	10	3,795
SEI Investments Co.	11	698
State Street Corp.	84	7,306
Stifel Financial Corp.	13	901
T. Rowe Price Group, Inc.	26	4,975
		144,008
Chemicals - 2.1%
Air Products and Chemicals, Inc.	19	5,694
Albemarle Corp.	10	1,671
Ashland Global Holdings, Inc.	10	948
Avient Corp.	14	728
Axalta Coating Systems Ltd.*	37	1,200
Cabot Corp.	13	827
Celanese Corp.	14	2,316
CF Industries Holdings, Inc.	44	2,339
Chemours Co. (The)	47	1,689
Corteva, Inc.	87	3,959
Dow, Inc.	124	8,484
DuPont de Nemours, Inc.	177	14,972
Eastman Chemical Co.	28	3,511
Ecolab, Inc.	19	4,087
Element Solutions, Inc.	39	912
FMC Corp.	10	1,167
HB Fuller Co.	10	691
Huntsman Corp.	57	1,618
International Flavors & Fragrances, Inc.	13	1,842
Linde plc	55	16,533
LyondellBasell Industries NV, Class A	79	8,897
Mosaic Co. (The)	87	3,144
Olin Corp.	41	2,004
PPG Industries, Inc.	31	5,571
RPM International, Inc.	15	1,403
Scotts Miracle-Gro Co. (The)	3	652
Sherwin-Williams Co. (The)	15	4,253
Trinseo SA	11	714
Westlake Chemical Corp.	8	807
		102,633
Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	15	748
Brink's Co. (The)	8	603
Cintas Corp.	5	1,768
Clean Harbors, Inc.*	10	931
Copart, Inc.*	6	774
CoreCivic, Inc., REIT*	138	1,081
Covanta Holding Corp.	42	622
Deluxe Corp.	13	592
KAR Auction Services, Inc.*(b)	46	825
Pitney Bowes, Inc.	106	888
Republic Services, Inc.	31	3,385
Stericycle, Inc.*	13	1,021
Waste Management, Inc.	54	7,597
		20,835
Communications Equipment - 0.9%
Arista Networks, Inc.*	2	679
Ciena Corp.*	15	793
Cisco Systems, Inc.	628	33,221
CommScope Holding Co., Inc.*	82	1,666
EchoStar Corp., Class A*	25	662

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
F5 Networks, Inc.*	5	927
Juniper Networks, Inc.	80	2,106
Motorola Solutions, Inc.	12	2,464
Viasat, Inc.*	11	585
		43,103
Construction & Engineering - 0.2%
AECOM*	50	3,250
Dycom Industries, Inc.*	9	674
EMCOR Group, Inc.	12	1,513
Fluor Corp.*	93	1,721
MasTec, Inc.*	11	1,280
Quanta Services, Inc.	19	1,812
Valmont Industries, Inc.	2	496
		10,746
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	5	1,818
Summit Materials, Inc., Class A*	26	905
Vulcan Materials Co.	11	2,017
		4,740
Consumer Finance - 1.4%
Ally Financial, Inc.	120	6,565
American Express Co.	90	14,412
Capital One Financial Corp.	143	22,992
Discover Financial Services	67	7,856
Navient Corp.	107	1,955
OneMain Holdings, Inc.	18	1,041
PROG Holdings, Inc.	11	580
Santander Consumer USA Holdings, Inc.	30	1,137
SLM Corp.	57	1,154
Synchrony Financial	206	9,767
		67,459
Containers & Packaging - 0.6%
AptarGroup, Inc.	6	884
Avery Dennison Corp.	9	1,985
Ball Corp.	24	1,972
Berry Global Group, Inc.*	32	2,183
Crown Holdings, Inc.	22	2,271
Graphic Packaging Holding Co.	73	1,291
International Paper Co.	125	7,887
O-I Glass, Inc.*	55	1,014
Packaging Corp. of America	15	2,230
Sealed Air Corp.	26	1,478
Silgan Holdings, Inc.	15	632
Sonoco Products Co.	22	1,485
WestRock Co.	101	5,890
		31,202
Distributors - 0.2%
Genuine Parts Co.	32	4,196
LKQ Corp.*	65	3,312
Pool Corp.	2	873
		8,381
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc.*	3	415
Graham Holdings Co., Class B	1	663
H&R Block, Inc.	59	1,464
Laureate Education, Inc., Class A*	39	570
Service Corp. International	23	1,219
Terminix Global Holdings, Inc.*	14	691
		5,022
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B*	203	58,757
Equitable Holdings, Inc.	95	3,016
Voya Financial, Inc.	39	2,555
		64,328
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	2,526	74,339
Liberty Global plc, Class A*	73	1,994
Liberty Global plc, Class C*	153	4,165
Liberty Latin America Ltd., Class A*	12	171
Liberty Latin America Ltd., Class C*	41	589
Lumen Technologies, Inc.	670	9,273
Verizon Communications, Inc.	1,004	56,716
		147,247
Electric Utilities - 2.5%
ALLETE, Inc.	13	896
Alliant Energy Corp.	45	2,572
American Electric Power Co., Inc.	118	10,148
Avangrid, Inc.	16	843
Duke Energy Corp.	173	17,338
Edison International	99	5,531
Entergy Corp.	55	5,789
Evergy, Inc.	63	3,905
Eversource Energy	63	5,115
Exelon Corp.	293	13,220
FirstEnergy Corp.	162	6,141
Hawaiian Electric Industries, Inc.	25	1,076
IDACORP, Inc.	11	1,078
NextEra Energy, Inc.	191	13,985
NRG Energy, Inc.	42	1,350
OGE Energy Corp.	54	1,863
PG&E Corp.*	202	2,048
Pinnacle West Capital Corp.	32	2,707
PNM Resources, Inc.	14	688
Portland General Electric Co.	26	1,247
PPL Corp.	228	6,637
Southern Co. (The)	209	13,359
Xcel Energy, Inc.	100	7,088
		124,624
Electrical Equipment - 0.6%
Acuity Brands, Inc.	6	1,115
AMETEK, Inc.	14	1,891
Eaton Corp. plc	60	8,715
Emerson Electric Co.	83	7,942
EnerSys	6	566
Generac Holdings, Inc.*	2	657
Hubbell, Inc.	8	1,525
nVent Electric plc	31	1,009
Regal Beloit Corp.	6	853
Rockwell Automation, Inc.	10	2,637
Sensata Technologies Holding plc*	22	1,308
		28,218
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	37	2,489
Arrow Electronics, Inc.*	23	2,768
Avnet, Inc.	51	2,247
CDW Corp.	14	2,316
Coherent, Inc.*	2	525
Corning, Inc.	123	5,366
Flex Ltd.*	210	3,837
Insight Enterprises, Inc.*	9	940
IPG Photonics Corp.*	2	418
Jabil, Inc.	48	2,710

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Keysight Technologies, Inc.*	9	1,281
National Instruments Corp.	13	530
Plexus Corp.*	6	593
Sanmina Corp.*	17	716
SYNNEX Corp.	11	1,393
TE Connectivity Ltd.	38	5,156
Trimble, Inc.*	14	1,089
TTM Technologies, Inc.*	45	682
Vishay Intertechnology, Inc.	27	650
Zebra Technologies Corp., Class A*	2	994
		36,700
Energy Equipment & Services - 0.7%
Baker Hughes Co.	265	6,466
Halliburton Co.	221	4,962
Helmerich & Payne, Inc.	61	1,723
Nabors Industries Ltd.*	11	1,030
NOV, Inc.*	146	2,354
Oceaneering International, Inc.*	53	756
Patterson-UTI Energy, Inc.	112	937
Schlumberger NV	488	15,289
Transocean Ltd.*	521	1,969
		35,486
Entertainment - 0.9%
Activision Blizzard, Inc.	38	3,696
Cinemark Holdings, Inc.*	43	974
Electronic Arts, Inc.	17	2,430
Liberty Media Corp.-Liberty Formula One, Class A*	4	160
Liberty Media Corp.-Liberty Formula One, Class C*	22	982
Lions Gate Entertainment Corp., Class A*	14	273
Lions Gate Entertainment Corp., Class B*	28	487
Live Nation Entertainment, Inc.*	12	1,081
Netflix, Inc.*	6	3,017
Spotify Technology SA*	2	483
Take-Two Interactive Software, Inc.*	4	742
Walt Disney Co. (The)*	154	27,512
		41,837
Equity Real Estate Investment Trusts (REITs) - 3.3%
Alexandria Real Estate Equities, Inc.	12	2,139
American Campus Communities, Inc.	27	1,273
American Homes 4 Rent, Class A	26	990
American Tower Corp.	25	6,387
Apartment Income REIT Corp.	15	699
Apple Hospitality REIT, Inc.	81	1,285
AvalonBay Communities, Inc.	19	3,932
Boston Properties, Inc.	29	3,409
Brandywine Realty Trust	55	773
Brixmor Property Group, Inc.	75	1,703
Brookfield Property REIT, Inc., Class A	32	600
Camden Property Trust	13	1,630
Colony Capital, Inc.*(b)	205	1,408
Columbia Property Trust, Inc.	39	682
Corporate Office Properties Trust	26	718
Cousins Properties, Inc.	25	927
Crown Castle International Corp.	35	6,632
CubeSmart	22	963
CyrusOne, Inc.	12	885
DiamondRock Hospitality Co.*	69	668
Digital Realty Trust, Inc.	25	3,789
Douglas Emmett, Inc.	30	1,042
Duke Realty Corp.	37	1,719
EPR Properties*	20	983
Equinix, Inc.	6	4,420
Equity Commonwealth	20	549
Equity LifeStyle Properties, Inc.	13	921
Equity Residential	58	4,492
Essex Property Trust, Inc.	9	2,658
Extra Space Storage, Inc.	11	1,648
Federal Realty Investment Trust	11	1,258
First Industrial Realty Trust, Inc.	13	658
Gaming and Leisure Properties, Inc.	27	1,252
GEO Group, Inc. (The)(b)	135	701
Healthcare Realty Trust, Inc.	23	698
Healthcare Trust of America, Inc., Class A	36	987
Healthpeak Properties, Inc.	92	3,071
Highwoods Properties, Inc.	23	1,051
Host Hotels & Resorts, Inc.*	210	3,606
Hudson Pacific Properties, Inc.	35	1,015
Invitation Homes, Inc.	61	2,212
Iron Mountain, Inc.	79	3,440
JBG SMITH Properties	22	709
Kilroy Realty Corp.	19	1,334
Kimco Realty Corp.	93	1,982
Lamar Advertising Co., Class A	13	1,363
Lexington Realty Trust	55	681
Life Storage, Inc.	10	994
Macerich Co. (The)	107	1,702
Medical Properties Trust, Inc.	67	1,418
Mid-America Apartment Communities, Inc.	14	2,250
National Retail Properties, Inc.	24	1,112
Omega Healthcare Investors, Inc.	37	1,355
Outfront Media, Inc.*	43	1,029
Paramount Group, Inc.	77	845
Park Hotels & Resorts, Inc.*	93	1,933
Pebblebrook Hotel Trust	39	872
Physicians Realty Trust	34	616
Piedmont Office Realty Trust, Inc., Class A	38	703
Prologis, Inc.	52	6,128
Public Storage	12	3,390
Rayonier, Inc.	19	726
Realty Income Corp.	36	2,462
Regency Centers Corp.	30	1,938
Retail Properties of America, Inc., Class A	68	819
RLJ Lodging Trust	48	738
Ryman Hospitality Properties, Inc.*	10	749
Sabra Health Care REIT, Inc.	46	804
SBA Communications Corp.	2	596
Service Properties Trust	51	641
Simon Property Group, Inc.	55	7,067
SITE Centers Corp.	55	823
SL Green Realty Corp.	27	2,139
Spirit Realty Capital, Inc.	20	945
STAG Industrial, Inc.(b)	17	607
STORE Capital Corp.	29	998
Sun Communities, Inc.	9	1,507

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Sunstone Hotel Investors, Inc.*	78	980
UDR, Inc.	34	1,619
Uniti Group, Inc.	68	738
Ventas, Inc.	94	5,212
VEREIT, Inc.	56	2,664
VICI Properties, Inc.	56	1,743
Vornado Realty Trust	59	2,790
Weingarten Realty Investors	28	918
Welltower, Inc.	91	6,804
Weyerhaeuser Co.	124	4,707
WP Carey, Inc.	26	1,962
Xenia Hotels & Resorts, Inc.*	28	543
		164,528
Food & Staples Retailing - 2.4%
BJ's Wholesale Club Holdings, Inc.*	39	1,747
Casey's General Stores, Inc.	6	1,325
Costco Wholesale Corp.	57	21,561
Kroger Co. (The)	431	15,938
Performance Food Group Co.*	41	2,055
Rite Aid Corp.*	129	2,357
Sprouts Farmers Market, Inc.*	37	984
Sysco Corp.	98	7,938
United Natural Foods, Inc.*	62	2,354
US Foods Holding Corp.*	99	3,855
Walgreens Boots Alliance, Inc.	345	18,168
Walmart, Inc.	292	41,473
		119,755
Food Products - 1.6%
Archer-Daniels-Midland Co.	126	8,383
B&G Foods, Inc.(b)	21	643
Bunge Ltd.	55	4,775
Campbell Soup Co.	35	1,704
Conagra Brands, Inc.	92	3,505
Darling Ingredients, Inc.*	16	1,095
Flowers Foods, Inc.	43	1,036
General Mills, Inc.	121	7,606
Hershey Co. (The)	14	2,423
Hormel Foods Corp.	34	1,650
Ingredion, Inc.	18	1,709
J M Smucker Co. (The)	27	3,599
Kellogg Co.	53	3,471
Kraft Heinz Co. (The)	224	9,764
Lamb Weston Holdings, Inc.	11	907
McCormick & Co., Inc. (Non-Voting)	20	1,781
Mondelez International, Inc., Class A	202	12,833
Nomad Foods Ltd.*	24	736
Post Holdings, Inc.*	14	1,617
Sanderson Farms, Inc.	4	651
TreeHouse Foods, Inc.*	20	974
Tyson Foods, Inc., Class A	95	7,553
		78,415
Gas Utilities - 0.2%
Atmos Energy Corp.	20	1,983
National Fuel Gas Co.	20	1,038
New Jersey Resources Corp.	19	812
ONE Gas, Inc.	11	818
South Jersey Industries, Inc.	25	666
Southwest Gas Holdings, Inc.	16	1,056
Spire, Inc.	12	860
UGI Corp.	50	2,302
		9,535
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	105	12,248
Align Technology, Inc.*	1	590
Baxter International, Inc.	49	4,024
Becton Dickinson and Co.	25	6,047
Boston Scientific Corp.*	106	4,510
Cooper Cos., Inc. (The)	2	787
Danaher Corp.	29	7,428
DENTSPLY SIRONA, Inc.	19	1,272
Edwards Lifesciences Corp.*	19	1,822
Envista Holdings Corp.*	30	1,309
Hill-Rom Holdings, Inc.	8	890
Hologic, Inc.*	16	1,009
IDEXX Laboratories, Inc.*	1	558
Intuitive Surgical, Inc.*	3	2,527
Medtronic plc	161	20,381
ResMed, Inc.	6	1,235
STERIS plc	6	1,145
Stryker Corp.	20	5,106
Teleflex, Inc.	2	804
West Pharmaceutical Services, Inc.	2	695
Zimmer Biomet Holdings, Inc.	20	3,367
		77,754
Health Care Providers & Services - 4.1%
Acadia Healthcare Co., Inc.*	17	1,094
AmerisourceBergen Corp.	59	6,770
Anthem, Inc.	55	21,902
Cardinal Health, Inc.	108	6,056
Centene Corp.*	142	10,451
Cigna Corp.	61	15,790
Community Health Systems, Inc.*	115	1,641
Covetrus, Inc.*	16	444
CVS Health Corp.	394	34,057
DaVita, Inc.*	20	2,401
Encompass Health Corp.	13	1,115
HCA Healthcare, Inc.	38	8,162
Henry Schein, Inc.*	28	2,129
Humana, Inc.	22	9,629
Laboratory Corp. of America Holdings*	14	3,843
Magellan Health, Inc.*	11	1,036
McKesson Corp.	54	10,389
MEDNAX, Inc.*	29	928
Molina Healthcare, Inc.*	11	2,765
Owens & Minor, Inc.	40	1,788
Patterson Cos., Inc.	24	781
Premier, Inc., Class A	20	660
Quest Diagnostics, Inc.	23	3,028
Select Medical Holdings Corp.	22	882
Tenet Healthcare Corp.*	55	3,680
UnitedHealth Group, Inc.	119	49,019
Universal Health Services, Inc., Class B	15	2,395
		202,835
Health Care Technology - 0.1%
Cerner Corp.	24	1,878
Change Healthcare, Inc.*	30	703
		2,581
Hotels, Restaurants & Leisure - 1.7%
Aramark	60	2,241
Bloomin' Brands, Inc.*	26	768

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Booking Holdings, Inc.*	2	4,723
Brinker International, Inc.*	9	553
Carnival Corp.*	169	4,996
Chipotle Mexican Grill, Inc.*	1	1,372
Cracker Barrel Old Country Store, Inc.	6	946
Darden Restaurants, Inc.	15	2,149
Domino's Pizza, Inc.	2	854
Expedia Group, Inc.*	14	2,477
Extended Stay America, Inc.	58	1,143
Hilton Grand Vacations, Inc.*	13	595
Hilton Worldwide Holdings, Inc.*	14	1,754
International Game Technology plc*	42	1,019
Las Vegas Sands Corp.*	68	3,927
Marriott International, Inc., Class A*	23	3,302
Marriott Vacations Worldwide Corp.*	5	861
McDonald's Corp.	72	16,840
MGM Resorts International	91	3,901
Norwegian Cruise Line Holdings Ltd.*(b)	90	2,871
Penn National Gaming, Inc.*	11	902
Royal Caribbean Cruises Ltd.*	43	4,011
Scientific Games Corp.*	11	798
Six Flags Entertainment Corp.*	21	954
Starbucks Corp.	81	9,224
Texas Roadhouse, Inc.	6	604
Travel + Leisure Co.	15	977
Vail Resorts, Inc.*	3	981
Wyndham Hotels & Resorts, Inc.	9	676
Wynn Resorts Ltd.*	14	1,846
Yum China Holdings, Inc.	28	1,894
Yum! Brands, Inc.	27	3,239
		83,398
Household Durables - 0.7%
DR Horton, Inc.	41	3,907
Garmin Ltd.	13	1,849
KB Home	16	749
Leggett & Platt, Inc.	30	1,651
Lennar Corp., Class A	41	4,059
Lennar Corp., Class B	2	157
MDC Holdings, Inc.	11	638
Meritage Homes Corp.*	11	1,184
Mohawk Industries, Inc.*	15	3,160
Newell Brands, Inc.	86	2,467
PulteGroup, Inc.	48	2,774
Taylor Morrison Home Corp., Class A*	35	1,037
Tempur Sealy International, Inc.	18	693
Toll Brothers, Inc.	25	1,631
Tri Pointe Homes, Inc.*	45	1,085
Tupperware Brands Corp.*	20	513
Whirlpool Corp.	18	4,268
		31,822
Household Products - 1.2%
Church & Dwight Co., Inc.	19	1,629
Clorox Co. (The)	12	2,121
Colgate-Palmolive Co.	88	7,372
Kimberly-Clark Corp.	52	6,793
Procter & Gamble Co. (The)	284	38,297
Spectrum Brands Holdings, Inc.	10	889
		57,101
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	137	3,481
Vistra Corp.	137	2,215
		5,696
Industrial Conglomerates - 1.4%
3M Co.	85	17,258
Carlisle Cos., Inc.	9	1,731
General Electric Co.	2,186	30,735
Honeywell International, Inc.	69	15,933
Roper Technologies, Inc.	6	2,700
		68,357
Insurance - 3.8%
Aflac, Inc.	180	10,202
Alleghany Corp.*	3	2,150
Allstate Corp. (The)	91	12,432
American Equity Investment Life Holding Co.	38	1,159
American Financial Group, Inc.	19	2,528
American International Group, Inc.	256	13,527
Aon plc, Class A	14	3,547
Arch Capital Group Ltd.*	81	3,231
Arthur J Gallagher & Co.	18	2,639
Assurant, Inc.	15	2,417
Assured Guaranty Ltd.	34	1,619
Athene Holding Ltd., Class A*	46	2,881
Axis Capital Holdings Ltd.	21	1,126
Brighthouse Financial, Inc.*	38	1,849
Brown & Brown, Inc.	19	998
Chubb Ltd.	78	13,259
Cincinnati Financial Corp.	29	3,530
CNO Financial Group, Inc.	43	1,142
Everest Re Group Ltd.	11	2,860
Fidelity National Financial, Inc.	54	2,537
First American Financial Corp.	30	1,929
Genworth Financial, Inc., Class A*	303	1,273
Globe Life, Inc.	20	2,108
Hanover Insurance Group, Inc. (The)	10	1,395
Hartford Financial Services Group, Inc. (The)	113	7,385
Kemper Corp.	10	749
Lincoln National Corp.	80	5,583
Loews Corp.	40	2,335
Markel Corp.*	3	3,677
Marsh & McLennan Cos., Inc.	46	6,364
MetLife, Inc.	254	16,601
Old Republic International Corp.	101	2,652
Primerica, Inc.	5	811
Principal Financial Group, Inc.	64	4,185
Progressive Corp. (The)	81	8,026
Prudential Financial, Inc.	100	10,697
Reinsurance Group of America, Inc.	20	2,521
RenaissanceRe Holdings Ltd.	8	1,233
Selective Insurance Group, Inc.	11	828
Travelers Cos., Inc. (The)	69	11,019
Unum Group	116	3,593
W R Berkley Corp.	27	2,106
Willis Towers Watson plc	14	3,659
		186,362

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Interactive Media & Services - 2.0%
Alphabet, Inc., Class A*	13	30,639
Alphabet, Inc., Class C*	13	31,350
Facebook, Inc., Class A*	108	35,503
Match Group, Inc.*(b)	5	717
Twitter, Inc.*	26	1,508
Yandex NV, Class A*	12	810
Zillow Group, Inc., Class A*	1	118
Zillow Group, Inc., Class C*	2	235
		100,880
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc.*	11	35,454
eBay, Inc.	44	2,679
Qurate Retail, Inc., Series A	208	2,835
		40,968
IT Services - 2.6%
Accenture plc, Class A	46	12,979
Akamai Technologies, Inc.*	13	1,485
Alliance Data Systems Corp.	20	2,421
Amdocs Ltd.	17	1,328
Automatic Data Processing, Inc.	33	6,469
Black Knight, Inc.*	10	734
Broadridge Financial Solutions, Inc.	9	1,435
Cognizant Technology Solutions Corp., Class A	60	4,294
Concentrix Corp.*	6	916
DXC Technology Co.*	117	4,437
EPAM Systems, Inc.*	1	478
Euronet Worldwide, Inc.*	5	748
Fidelity National Information Services, Inc.	63	9,386
Fiserv, Inc.*	53	6,106
FleetCor Technologies, Inc.*	5	1,372
Gartner, Inc.*	4	927
Genpact Ltd.	19	869
Global Payments, Inc.	19	3,680
GoDaddy, Inc., Class A*	8	648
International Business Machines Corp.	257	36,941
Jack Henry & Associates, Inc.	5	771
Mastercard, Inc., Class A	19	6,851
Maximus, Inc.	8	741
Paychex, Inc.	32	3,236
PayPal Holdings, Inc.*	20	5,200
Sabre Corp.*	80	1,108
Twilio, Inc., Class A*	1	336
Visa, Inc., Class A	47	10,683
Western Union Co. (The)	76	1,860
WEX, Inc.*	3	588
		129,027
Leisure Products - 0.1%
Brunswick Corp.	11	1,125
Hasbro, Inc.	18	1,728
Mattel, Inc.*	68	1,442
Polaris, Inc.	11	1,443
		5,738
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	14	1,934
Avantor, Inc.*	28	900
Bio-Rad Laboratories, Inc., Class A*	1	602
Charles River Laboratories International, Inc.*	2	676
ICON plc*(b)	3	671
Illumina, Inc.*	3	1,217
IQVIA Holdings, Inc.*	14	3,362
Mettler-Toledo International, Inc.*	1	1,301
PerkinElmer, Inc.	6	871
PRA Health Sciences, Inc.*	5	855
Syneos Health, Inc.*	10	879
Thermo Fisher Scientific, Inc.	18	8,451
Waters Corp.*	3	967
		22,686
Machinery - 1.8%
AGCO Corp.	10	1,384
Allison Transmission Holdings, Inc.	25	1,058
Caterpillar, Inc.	66	15,911
Colfax Corp.*(b)	21	928
Crane Co.	9	859
Cummins, Inc.	24	6,175
Deere & Co.	27	9,750
Donaldson Co., Inc.	12	739
Dover Corp.	16	2,408
Flowserve Corp.	26	1,102
Fortive Corp.	24	1,740
Graco, Inc.	10	757
Greenbrier Cos., Inc. (The)	12	533
IDEX Corp.	5	1,113
Illinois Tool Works, Inc.	29	6,721
Ingersoll Rand, Inc.*	14	695
ITT, Inc.	11	1,033
Kennametal, Inc.	15	563
Lincoln Electric Holdings, Inc.	6	771
Meritor, Inc.*	20	520
Middleby Corp. (The)*	6	986
Navistar International Corp.*	18	796
Nordson Corp.	4	887
Oshkosh Corp.	13	1,709
Otis Worldwide Corp.	49	3,838
PACCAR, Inc.	69	6,318
Parker-Hannifin Corp.	13	4,006
Pentair plc	19	1,310
Rexnord Corp.	13	650
Snap-on, Inc.	9	2,291
Stanley Black & Decker, Inc.	20	4,336
Terex Corp.	16	838
Timken Co. (The)	11	973
Toro Co. (The)	8	889
Trinity Industries, Inc.	23	639
Westinghouse Air Brake Technologies Corp.	25	2,069
Woodward, Inc.	5	636
Xylem, Inc.	14	1,654
		89,585
Marine - 0.0%(c)
Kirby Corp.*	16	1,045

Media - 1.8%
Altice USA, Inc., Class A*	66	2,380
AMC Networks, Inc., Class A*	11	590
Charter Communications, Inc., Class A*	17	11,807
Comcast Corp., Class A	729	41,801

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Discovery, Inc., Class A*	20	642
Discovery, Inc., Class C*	39	1,172
DISH Network Corp., Class A*	74	3,221
Fox Corp., Class A	69	2,577
Fox Corp., Class B	32	1,161
Gray Television, Inc.	28	651
iHeartMedia, Inc., Class A*	42	975
Interpublic Group of Cos., Inc. (The)	88	2,965
Liberty Broadband Corp., Class A*	1	162
Liberty Broadband Corp., Class C*	8	1,330
Liberty Media Corp.-Liberty SiriusXM, Class A*	20	873
Liberty Media Corp.-Liberty SiriusXM, Class C*	41	1,784
Meredith Corp.*	23	775
News Corp., Class A	64	1,727
News Corp., Class B	20	514
Nexstar Media Group, Inc., Class A	6	911
Omnicom Group, Inc.	57	4,688
Sinclair Broadcast Group, Inc., Class A	18	606
TEGNA, Inc.	45	873
ViacomCBS, Inc.	78	3,309
		87,494
Metals & Mining - 0.7%
Alcoa Corp.*	87	3,451
Allegheny Technologies, Inc.*	32	784
Arconic Corp.*	46	1,664
Carpenter Technology Corp.	13	623
Commercial Metals Co.	36	1,133
Compass Minerals International, Inc.	9	629
Constellium SE, Class A*	38	679
Freeport-McMoRan, Inc.	88	3,759
Newmont Corp.	87	6,393
Nucor Corp.	85	8,716
Reliance Steel & Aluminum Co.	15	2,521
Steel Dynamics, Inc.	51	3,184
United States Steel Corp.(b)	96	2,489
Warrior Met Coal, Inc.	32	585
		36,610
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
AGNC Investment Corp.	157	2,911
Annaly Capital Management, Inc.	388	3,597
Apollo Commercial Real Estate Finance, Inc.	47	736
Blackstone Mortgage Trust, Inc., Class A	34	1,089
Chimera Investment Corp.	101	1,427
Invesco Mortgage Capital, Inc.(b)	198	673
MFA Financial, Inc.	208	909
New Residential Investment Corp.	210	2,222
New York Mortgage Trust, Inc.	137	619
PennyMac Mortgage Investment Trust	36	706
Redwood Trust, Inc.	57	634
Starwood Property Trust, Inc.	80	2,031
Two Harbors Investment Corp.	150	1,078
		18,632
Multiline Retail - 0.8%
Big Lots, Inc.	13	792
Dollar General Corp.	24	4,871
Dollar Tree, Inc.*	40	3,900
Kohl's Corp.	78	4,328
Macy's, Inc.*	348	6,362
Nordstrom, Inc.*	61	2,046
Target Corp.	77	17,473
		39,772
Multi-Utilities - 1.3%
Ameren Corp.	52	4,378
Avista Corp.	21	952
Black Hills Corp.	14	921
CenterPoint Energy, Inc.	167	4,225
CMS Energy Corp.	56	3,513
Consolidated Edison, Inc.	106	8,187
Dominion Energy, Inc.	174	13,248
DTE Energy Co.	42	5,796
MDU Resources Group, Inc.	49	1,649
NiSource, Inc.	101	2,576
NorthWestern Corp.	14	887
Public Service Enterprise Group, Inc.	113	7,020
Sempra Energy	54	7,317
WEC Energy Group, Inc.	55	5,165
		65,834
Oil, Gas & Consumable Fuels - 5.8%
Antero Resources Corp.*	183	2,362
APA Corp.	96	1,997
Cabot Oil & Gas Corp.	51	836
Callon Petroleum Co.*	25	962
Cheniere Energy, Inc.*	20	1,698
Chevron Corp.	514	53,348
Cimarex Energy Co.	13	881
CNX Resources Corp.*	56	763
ConocoPhillips	295	16,443
Delek US Holdings, Inc.	41	914
Devon Energy Corp.	76	2,019
Diamondback Energy, Inc.	37	2,963
EOG Resources, Inc.	97	7,793
EQT Corp.*	80	1,670
Equitrans Midstream Corp.	112	923
Exxon Mobil Corp.	1,343	78,391
Hess Corp.	33	2,766
HollyFrontier Corp.	77	2,500
Kinder Morgan, Inc.	721	13,223
Marathon Oil Corp.	324	3,924
Marathon Petroleum Corp.	283	17,489
Murphy Oil Corp.	92	1,995
Occidental Petroleum Corp.	399	10,358
ONEOK, Inc.	105	5,538
Ovintiv, Inc.	82	2,184
PBF Energy, Inc., Class A*	155	2,502
PDC Energy, Inc.*	23	971
Peabody Energy Corp.*	165	1,094
Phillips 66	148	12,465
Pioneer Natural Resources Co.	19	2,892
SM Energy Co.	53	1,055
Southwestern Energy Co.*	185	956
Targa Resources Corp.	105	4,080
Valero Energy Corp.	196	15,758
Williams Cos., Inc. (The)	313	8,244
World Fuel Services Corp.	19	584
		284,541
Paper & Forest Products - 0.1%
Domtar Corp.*	30	1,627
Louisiana-Pacific Corp.	13	874
2,501

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Personal Products - 0.1%
Coty, Inc., Class A*	78	695
Estee Lauder Cos., Inc. (The), Class A	9	2,759
Herbalife Nutrition Ltd.*	14	736
Nu Skin Enterprises, Inc., Class A	13	782
		4,972
Pharmaceuticals - 3.2%
Bristol-Myers Squibb Co.	272	17,876
Catalent, Inc.*	6	629
Elanco Animal Health, Inc.*	40	1,439
Eli Lilly & Co.	45	8,988
Jazz Pharmaceuticals plc*	8	1,425
Johnson & Johnson	299	50,606
Merck & Co., Inc.	348	26,410
Perrigo Co. plc	33	1,523
Pfizer, Inc.	1,134	43,920
Viatris, Inc.	306	4,663
Zoetis, Inc.	14	2,473
		159,952
Professional Services - 0.5%
ASGN, Inc.*	8	825
Booz Allen Hamilton Holding Corp.	15	1,274
CACI International, Inc., Class A*	4	1,020
CoreLogic, Inc.	8	636
CoStar Group, Inc.*	1	854
Equifax, Inc.	9	2,115
FTI Consulting, Inc.*	5	688
IHS Markit Ltd.	23	2,422
Jacobs Engineering Group, Inc.	16	2,273
KBR, Inc.	28	1,141
Leidos Holdings, Inc.	24	2,466
ManpowerGroup, Inc.	22	2,662
Nielsen Holdings plc	106	2,884
Robert Half International, Inc.	14	1,243
Science Applications International Corp.	10	899
TransUnion	10	1,070
Verisk Analytics, Inc.	5	864
		25,336
Real Estate Management & Development - 0.2%
CBRE Group, Inc., Class A*	51	4,477
Howard Hughes Corp. (The)*	5	529
Jones Lang LaSalle, Inc.*	12	2,427
Realogy Holdings Corp.*	59	1,045
		8,478
Road & Rail - 0.9%
AMERCO	1	575
Avis Budget Group, Inc.*	45	3,952
CSX Corp.	73	7,309
JB Hunt Transport Services, Inc.	10	1,716
Kansas City Southern	9	2,679
Knight-Swift Transportation Holdings, Inc.	22	1,050
Landstar System, Inc.	4	682
Norfolk Southern Corp.	26	7,303
Old Dominion Freight Line, Inc.	4	1,062
Ryder System, Inc.	22	1,799
Uber Technologies, Inc.*	39	1,982
Union Pacific Corp.	69	15,506
Werner Enterprises, Inc.	14	672
		46,287
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc.*	13	1,041
Analog Devices, Inc.	26	4,280
Applied Materials, Inc.	45	6,216
Broadcom, Inc.	25	11,808
Cree, Inc.*	4	400
First Solar, Inc.*	12	913
Intel Corp.	666	38,042
KLA Corp.	11	3,486
Lam Research Corp.	5	3,249
Marvell Technology, Inc.	32	1,546
Maxim Integrated Products, Inc.*	18	1,836
Microchip Technology, Inc.	14	2,197
Micron Technology, Inc.*	166	13,967
MKS Instruments, Inc.	4	753
NVIDIA Corp.	8	5,198
NXP Semiconductors NV	19	4,017
ON Semiconductor Corp.*	40	1,602
Qorvo, Inc.*	9	1,644
QUALCOMM, Inc.	98	13,185
Skyworks Solutions, Inc.	11	1,870
Teradyne, Inc.	5	662
Texas Instruments, Inc.	63	11,959
Xilinx, Inc.*	13	1,651
		131,522
Software - 2.4%
Adobe, Inc.*	9	4,541
ANSYS, Inc.*	2	676
Avaya Holdings Corp.*	21	602
Cadence Design Systems, Inc.*	6	762
CDK Global, Inc.	11	576
Check Point Software Technologies Ltd.*	9	1,053
Citrix Systems, Inc.	6	690
Intuit, Inc.	6	2,634
J2 Global, Inc.*	5	623
Microsoft Corp.	296	73,905
NortonLifeLock, Inc.	131	3,623
Nuance Communications, Inc.*	12	635
Oracle Corp.	192	15,118
salesforce.com, Inc.*	28	6,667
ServiceNow, Inc.*	1	474
SS&C Technologies Holdings, Inc.	17	1,256
Synopsys, Inc.*	5	1,272
VMware, Inc., Class A*(b)	4	631
		115,738
Specialty Retail - 2.3%
Abercrombie & Fitch Co., Class A*	25	1,068
Advance Auto Parts, Inc.	10	1,897
American Eagle Outfitters, Inc.(b)	33	1,169
Asbury Automotive Group, Inc.*	6	1,190
AutoNation, Inc.*	29	2,962
AutoZone, Inc.*	2	2,813
Bed Bath & Beyond, Inc.*	68	1,903
Best Buy Co., Inc.	49	5,696
Burlington Stores, Inc.*	4	1,294
CarMax, Inc.*	28	3,225
Designer Brands, Inc., Class A*(b)	42	735
Dick's Sporting Goods, Inc.	13	1,268
Foot Locker, Inc.	32	2,025
GameStop Corp., Class A*(b)	20	4,440

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Gap, Inc. (The)	71	2,375
Group 1 Automotive, Inc.	9	1,435
Home Depot, Inc. (The)	99	31,572
L Brands, Inc.*	68	4,751
Lithia Motors, Inc., Class A	3	1,056
Lowe's Cos., Inc.	74	14,417
Murphy USA, Inc.	12	1,618
ODP Corp. (The)*	33	1,443
O'Reilly Automotive, Inc.*	5	2,676
Penske Automotive Group, Inc.	15	1,284
Ross Stores, Inc.	27	3,413
Sally Beauty Holdings, Inc.*	52	1,134
Signet Jewelers Ltd.*	22	1,333
Sonic Automotive, Inc., Class A	13	627
TJX Cos., Inc. (The)	118	7,970
Tractor Supply Co.	10	1,817
Ulta Beauty, Inc.*	4	1,381
Urban Outfitters, Inc.*	21	822
Williams-Sonoma, Inc.	11	1,865
		114,674
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	753	93,831
Dell Technologies, Inc., Class C*	51	5,031
Hewlett Packard Enterprise Co.	471	7,517
HP, Inc.	302	8,827
NCR Corp.*	39	1,880
NetApp, Inc.	26	2,012
Seagate Technology Holdings plc	49	4,692
Western Digital Corp.*	80	6,018
Xerox Holdings Corp.	87	2,040
		131,848
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd.*	29	1,645
Carter's, Inc.	9	920
Deckers Outdoor Corp.*	2	671
G-III Apparel Group Ltd.*	20	661
Hanesbrands, Inc.	88	1,720
Lululemon Athletica, Inc.*	3	969
NIKE, Inc., Class B	55	7,505
PVH Corp.*	19	2,182
Ralph Lauren Corp.*	10	1,241
Skechers USA, Inc., Class A*	26	1,235
Tapestry, Inc.*	54	2,424
Under Armour, Inc., Class A*	23	519
Under Armour, Inc., Class C*	24	457
VF Corp.	38	3,029
		25,178
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	87	1,281
New York Community Bancorp, Inc.	159	1,903
Radian Group, Inc.	44	1,027
Washington Federal, Inc.	19	634
		4,845
Tobacco - 0.9%
Altria Group, Inc.	434	21,362
Philip Morris International, Inc.	252	24,300
		45,662
Trading Companies & Distributors - 0.5%
AerCap Holdings NV*	68	4,012
Air Lease Corp.	24	1,129
Applied Industrial Technologies, Inc.	6	588
Beacon Roofing Supply, Inc.*	17	963
Boise Cascade Co.	11	726
Fastenal Co.	48	2,546
GATX Corp.	9	888
MSC Industrial Direct Co., Inc., Class A	10	944
Triton International Ltd.	13	705
United Rentals, Inc.*	11	3,673
Univar Solutions, Inc.*	62	1,679
Watsco, Inc.	4	1,166
WESCO International, Inc.*	17	1,812
WW Grainger, Inc.	6	2,773
		23,604
Transportation Infrastructure - 0.0%(c)
Macquarie Infrastructure Corp.	45	1,570

Water Utilities - 0.1%
American Water Works Co., Inc.	16	2,481
Essential Utilities, Inc.	24	1,147
		3,628
Wireless Telecommunication Services - 0.2%
Telephone and Data Systems, Inc.	57	1,466
T-Mobile US, Inc.*	58	8,204
		9,670
TOTAL COMMON STOCKS (COST $2,843,140)		4,618,404

SECURITIES LENDING REINVESTMENTS(d) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class
0.03% (Cost $4,865)	4,865	4,865

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 24.6%

REPURCHASE AGREEMENTS(e) - 24.6%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $1,213,109 (Cost $1,213,109)	1,213,109	1,213,109

Total Investments - 118.3% (Cost $4,061,114)		5,836,378
Liabilities in excess of other assets - (18.3%)		(901,473)
Net Assets - 100.0%		4,934,905

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,020,434.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $14,314, collateralized in the form of cash with a value of $4,865 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $10,333 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.50%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $15,198.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $4,865.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,837,328
Aggregate gross unrealized depreciation	(958,577)
Net unrealized appreciation	$878,751
Federal income tax cost	$4,081,170

See accompanying notes to the financial statements.

RAFITM Long/Short
Schedule of Portfolio Investments

May 31, 2021

Swap Agreementsa

RAFITM Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(495,963)	1/6/2022	Goldman Sachs International	(0.26)%	Russell 1000 Total Return Index	(32,131)
33,873	1/6/2022	Goldman Sachs International	0.51%	FTSE RAFI US 1000 Total Return Index	9,895
(462,090)					(22,236)	—	—	(22,236)
(4,523,346)	11/22/2021	Societe Generale	0.20%	Russell 1000 Total Return Index	(884,095)
345,310	11/7/2022	Societe Generale	0.30%	FTSE RAFI US 1000 Total Return Index	29,874
(4,178,036)					(854,221)	844,858	9,363	—

(4,640,126)					(876,457)
				Total Unrealized Appreciation	39,769
				Total Unrealized Depreciation	(916,226)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS - 99.8%

Aerospace & Defense - 1.7%
Boeing Co. (The)*	397	98,067
General Dynamics Corp.	168	31,905
Howmet Aerospace, Inc.*	282	10,005
Huntington Ingalls Industries, Inc.	29	6,270
L3Harris Technologies, Inc.	149	32,491
Lockheed Martin Corp.	179	68,414
Northrop Grumman Corp.	112	40,977
Raytheon Technologies Corp.	1,097	97,315
Teledyne Technologies, Inc.*	34	14,262
Textron, Inc.	164	11,229
TransDigm Group, Inc.*	40	25,954
		436,889
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	96	9,314
Expeditors International of Washington, Inc.	123	15,460
FedEx Corp.	177	55,721
United Parcel Service, Inc., Class B	519	111,378
		191,873
Airlines - 0.3%
Alaska Air Group, Inc.*	90	6,228
American Airlines Group, Inc.*(a)	461	11,175
Delta Air Lines, Inc.*	460	21,933
Southwest Airlines Co.*	425	26,120
United Airlines Holdings, Inc.*	231	13,479
		78,935
Auto Components - 0.2%
Aptiv plc*	195	29,332
BorgWarner, Inc.	173	8,873
		38,205
Automobiles - 1.8%
Ford Motor Co.*	2,821	40,989
General Motors Co.*	916	54,328
Tesla, Inc.*	555	346,997
		442,314
Banks - 4.8%
Bank of America Corp.	5,484	232,467
Citigroup, Inc.	1,507	118,616
Citizens Financial Group, Inc.	307	15,319
Comerica, Inc.	100	7,849
Fifth Third Bancorp	513	21,618
First Republic Bank	126	24,121
Huntington Bancshares, Inc.(a)	734	11,641
JPMorgan Chase & Co.	2,203	361,821
KeyCorp	700	16,128
M&T Bank Corp.	94	15,105
People's United Financial, Inc.	308	5,824
PNC Financial Services Group, Inc. (The)	306	59,572
Regions Financial Corp.	694	16,247
SVB Financial Group*	40	23,316
Truist Financial Corp.	973	60,112
US Bancorp	987	59,990
Wells Fargo & Co.	2,984	139,412
Zions Bancorp NA	119	6,888
		1,196,046
Beverages - 1.5%
Brown-Forman Corp., Class B	131	10,527
Coca-Cola Co. (The)	2,800	154,812
Constellation Brands, Inc., Class A	124	29,725
Molson Coors Beverage Co., Class B*	136	7,932
Monster Beverage Corp.*	266	25,076
PepsiCo, Inc.	997	147,496
		375,568
Biotechnology - 1.8%
AbbVie, Inc.	1,276	144,443
Alexion Pharmaceuticals, Inc.*	158	27,895
Amgen, Inc.	417	99,221
Biogen, Inc.*	110	29,423
Gilead Sciences, Inc.	907	59,962
Incyte Corp.*	135	11,310
Regeneron Pharmaceuticals, Inc.*	78	39,189
Vertex Pharmaceuticals, Inc.*	187	39,014
		450,457
Building Products - 0.5%
A O Smith Corp.	97	6,894
Allegion plc	66	9,271
Carrier Global Corp.	589	27,053
Fortune Brands Home & Security, Inc.	99	10,213
Johnson Controls International plc	520	34,601
Masco Corp.	185	11,157
Trane Technologies plc	173	32,247
		131,436
Capital Markets - 3.1%
Ameriprise Financial, Inc.	84	21,826
Bank of New York Mellon Corp. (The)	583	30,363
BlackRock, Inc.	102	89,458
Cboe Global Markets, Inc.	79	8,793
Charles Schwab Corp. (The)	1,081	79,832
CME Group, Inc.	260	56,878
Franklin Resources, Inc.	197	6,739
Goldman Sachs Group, Inc. (The)	248	92,261
Intercontinental Exchange, Inc.	405	45,716
Invesco Ltd.	272	7,760
MarketAxess Holdings, Inc.	27	12,596
Moody's Corp.	117	39,236
Morgan Stanley	1,084	98,590
MSCI, Inc.	60	28,088
Nasdaq, Inc.	83	13,899
Northern Trust Corp.	151	18,300
Raymond James Financial, Inc.	89	11,800
S&P Global, Inc.(a)	174	66,028
State Street Corp.	254	22,093
T. Rowe Price Group, Inc.	165	31,573
		781,829
Chemicals - 2.0%
Air Products and Chemicals, Inc.	159	47,646
Albemarle Corp.	84	14,035
Celanese Corp.	82	13,567
CF Industries Holdings, Inc.	154	8,188
Corteva, Inc.	536	24,388
Dow, Inc.	537	36,741
DuPont de Nemours, Inc.	389	32,905
Eastman Chemical Co.	97	12,164
Ecolab, Inc.	179	38,499
FMC Corp.	94	10,969
International Flavors & Fragrances, Inc.	179	25,359
Linde plc	377	113,326

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	185	20,835
Mosaic Co. (The)	249	8,999
PPG Industries, Inc.	172	30,912
Sherwin-Williams Co. (The)	175	49,618
		488,151
Commercial Services & Supplies - 0.4%
Cintas Corp.	64	22,627
Copart, Inc.*	151	19,480
Republic Services, Inc.	151	16,486
Rollins, Inc.	160	5,454
Waste Management, Inc.	282	39,672
		103,719
Communications Equipment - 0.9%
Arista Networks, Inc.*	41	13,915
Cisco Systems, Inc.	3,048	161,239
F5 Networks, Inc.*	46	8,530
Juniper Networks, Inc.	236	6,214
Motorola Solutions, Inc.	123	25,253
		215,151
Construction & Engineering - 0.0%(b)
Quanta Services, Inc.	99	9,440

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	46	16,728
Vulcan Materials Co.	97	17,782
		34,510
Consumer Finance - 0.7%
American Express Co.	471	75,421
Capital One Financial Corp.	332	53,379
Discover Financial Services	222	26,032
Synchrony Financial	393	18,632
		173,464
Containers & Packaging - 0.4%
Amcor plc(a)	1,128	13,310
Avery Dennison Corp.	60	13,232
Ball Corp.	236	19,390
International Paper Co.	284	17,920
Packaging Corp. of America	69	10,257
Sealed Air Corp.	112	6,368
WestRock Co.	190	11,081
		91,558
Distributors - 0.1%
Genuine Parts Co.	104	13,636
LKQ Corp.*	202	10,294
Pool Corp.	29	12,660
		36,590
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B*	1,377	398,559

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	5,148	151,506
Lumen Technologies, Inc.	713	9,868
Verizon Communications, Inc.	2,987	168,735
		330,109
Electric Utilities - 1.6%
Alliant Energy Corp.	180	10,287
American Electric Power Co., Inc.	359	30,874
Duke Energy Corp.	555	55,622
Edison International	274	15,308
Entergy Corp.	145	15,263
Evergy, Inc.	164	10,166
Eversource Energy	248	20,135
Exelon Corp.	704	31,765
FirstEnergy Corp.	393	14,899
NextEra Energy, Inc.	1,414	103,533
NRG Energy, Inc.	178	5,723
Pinnacle West Capital Corp.	83	7,020
PPL Corp.	556	16,185
Southern Co. (The)	762	48,707
Xcel Energy, Inc.	388	27,501
		412,988
Electrical Equipment - 0.6%
AMETEK, Inc.	167	22,562
Eaton Corp. plc	288	41,832
Emerson Electric Co.	433	41,434
Generac Holdings, Inc.*	47	15,450
Rockwell Automation, Inc.	84	22,152
		143,430
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	432	29,056
CDW Corp.	101	16,708
Corning, Inc.	555	24,215
IPG Photonics Corp.*	28	5,859
Keysight Technologies, Inc.*	134	19,079
TE Connectivity Ltd.	238	32,292
Trimble, Inc.*	180	14,002
Zebra Technologies Corp., Class A*	39	19,385
		160,596
Entertainment - 2.0%
Activision Blizzard, Inc.	560	54,460
Electronic Arts, Inc.	207	29,587
Live Nation Entertainment, Inc.*	103	9,281
Netflix, Inc.*	319	160,396
Take-Two Interactive Software, Inc.*	83	15,401
Walt Disney Co. (The)*	1,310	234,032
		503,157
Equity Real Estate Investment Trusts (REITs) - 2.5%
Alexandria Real Estate Equities, Inc.	92	16,400
American Tower Corp.	327	83,535
AvalonBay Communities, Inc.	100	20,694
Boston Properties, Inc.	102	11,991
Crown Castle International Corp.	312	59,124
Digital Realty Trust, Inc.	204	30,918
Duke Realty Corp.	269	12,498
Equinix, Inc.	65	47,887
Equity Residential	248	19,207
Essex Property Trust, Inc.	48	14,174
Extra Space Storage, Inc.	96	14,382
Federal Realty Investment Trust	52	5,946
Healthpeak Properties, Inc.	389	12,985
Host Hotels & Resorts, Inc.*	508	8,722
Iron Mountain, Inc.(a)	207	9,013
Kimco Realty Corp.	313	6,670
Mid-America Apartment Communities, Inc.	83	13,338
Prologis, Inc.	535	63,044
Public Storage	110	31,073
Realty Income Corp.	269	18,400
Regency Centers Corp.	114	7,364
SBA Communications Corp.	81	24,148
Simon Property Group, Inc.	236	30,324
UDR, Inc.	214	10,193

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Ventas, Inc.	270	14,971
Vornado Realty Trust	114	5,390
Welltower, Inc.	301	22,506
Weyerhaeuser Co.	539	20,460
		635,357
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	319	120,668
Kroger Co. (The)	550	20,339
Sysco Corp.	369	29,889
Walgreens Boots Alliance, Inc.	517	27,225
Walmart, Inc.	1,002	142,314
		340,435
Food Products - 1.0%
Archer-Daniels-Midland Co.	402	26,745
Campbell Soup Co.	147	7,155
Conagra Brands, Inc.	352	13,411
General Mills, Inc.	442	27,784
Hershey Co. (The)	106	18,343
Hormel Foods Corp.	204	9,902
J M Smucker Co. (The)	81	10,796
Kellogg Co.	183	11,985
Kraft Heinz Co. (The)	468	20,400
Lamb Weston Holdings, Inc.	105	8,661
McCormick & Co., Inc. (Non-Voting)	179	15,942
Mondelez International, Inc., Class A	1,020	64,801
Tyson Foods, Inc., Class A	212	16,854
		252,779
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	93	9,223

Health Care Equipment & Supplies - 3.7%
Abbott Laboratories	1,278	149,079
ABIOMED, Inc.*	33	9,391
Align Technology, Inc.*	54	31,868
Baxter International, Inc.	365	29,974
Becton Dickinson and Co.	209	50,555
Boston Scientific Corp.*	1,024	43,571
Cooper Cos., Inc. (The)	36	14,164
Danaher Corp.	457	117,056
DENTSPLY SIRONA, Inc.	158	10,573
Dexcom, Inc.*	70	25,857
Edwards Lifesciences Corp.*	452	43,347
Hologic, Inc.*	186	11,729
IDEXX Laboratories, Inc.*	62	34,603
Intuitive Surgical, Inc.*	85	71,585
Medtronic plc	974	123,299
ResMed, Inc.	105	21,614
STERIS plc	62	11,833
Stryker Corp.	235	59,989
Teleflex, Inc.	34	13,675
West Pharmaceutical Services, Inc.	55	19,113
Zimmer Biomet Holdings, Inc.	151	25,418
		918,293
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	106	12,162
Anthem, Inc.	178	70,883
Cardinal Health, Inc.	211	11,831
Centene Corp.*	420	30,912
Cigna Corp.	255	66,007
CVS Health Corp.	946	81,772
DaVita, Inc.*	54	6,484
HCA Healthcare, Inc.	191	41,025
Henry Schein, Inc.*	102	7,756
Humana, Inc.	94	41,144
Laboratory Corp. of America Holdings*	72	19,763
McKesson Corp.	115	22,125
Quest Diagnostics, Inc.	95	12,509
UnitedHealth Group, Inc.	682	280,929
Universal Health Services, Inc., Class B	56	8,939
		714,241
Health Care Technology - 0.1%
Cerner Corp.	221	17,293

Hotels, Restaurants & Leisure - 2.2%
Booking Holdings, Inc.*	30	70,846
Caesars Entertainment, Inc.*	151	16,225
Carnival Corp.*	576	17,027
Chipotle Mexican Grill, Inc.*	22	30,184
Darden Restaurants, Inc.	95	13,607
Domino's Pizza, Inc.	28	11,952
Expedia Group, Inc.*	99	17,518
Hilton Worldwide Holdings, Inc.*	201	25,179
Las Vegas Sands Corp.*	236	13,629
Marriott International, Inc., Class A*	192	27,567
McDonald's Corp.	537	125,599
MGM Resorts International	296	12,689
Norwegian Cruise Line Holdings Ltd.*(a)	261	8,326
Penn National Gaming, Inc.*(a)	107	8,771
Royal Caribbean Cruises Ltd.*	158	14,737
Starbucks Corp.	850	96,798
Wynn Resorts Ltd.*	77	10,154
Yum! Brands, Inc.	216	25,914
		546,722
Household Durables - 0.5%
DR Horton, Inc.	238	22,679
Garmin Ltd.	108	15,362
Leggett & Platt, Inc.	95	5,228
Lennar Corp., Class A	199	19,703
Mohawk Industries, Inc.*	44	9,270
Newell Brands, Inc.	273	7,832
NVR, Inc.*	3	14,662
PulteGroup, Inc.	192	11,096
Whirlpool Corp.	47	11,143
		116,975
Household Products - 1.4%
Church & Dwight Co., Inc.	178	15,260
Clorox Co. (The)	91	16,082
Colgate-Palmolive Co.	613	51,357
Kimberly-Clark Corp.	244	31,874
Procter & Gamble Co. (The)	1,777	239,629
		354,202
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp. (The)	481	12,222

Industrial Conglomerates - 1.3%
3M Co.	419	85,074
General Electric Co.	6,329	88,986
Honeywell International, Inc.	503	116,147
Roper Technologies, Inc.	77	34,651
		324,858

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Insurance - 2.1%
Aflac, Inc.	462	26,186
Allstate Corp. (The)	219	29,918
American International Group, Inc.	624	32,972
Aon plc, Class A(a)	163	41,299
Arthur J Gallagher & Co.	149	21,845
Assurant, Inc.	43	6,929
Chubb Ltd.	325	55,247
Cincinnati Financial Corp.	108	13,145
Everest Re Group Ltd.	29	7,539
Globe Life, Inc.	70	7,379
Hartford Financial Services Group, Inc. (The)	259	16,926
Lincoln National Corp.	130	9,073
Loews Corp.	164	9,574
Marsh & McLennan Cos., Inc.	368	50,913
MetLife, Inc.	542	35,425
Principal Financial Group, Inc.	182	11,901
Progressive Corp. (The)	424	42,010
Prudential Financial, Inc.	287	30,700
Travelers Cos., Inc. (The)	181	28,906
Unum Group	148	4,583
W R Berkley Corp.	101	7,877
Willis Towers Watson plc	94	24,568
		514,915
Interactive Media & Services - 6.4%
Alphabet, Inc., Class A*	217	511,436
Alphabet, Inc., Class C*	207	499,193
Facebook, Inc., Class A*	1,737	571,004
Twitter, Inc.*	576	33,408
		1,615,041
Internet & Direct Marketing Retail - 4.2%
Amazon.com, Inc.*	310	999,152
eBay, Inc.	467	28,431
Etsy, Inc.*	92	15,155
		1,042,738
IT Services - 5.2%
Accenture plc, Class A	457	128,947
Akamai Technologies, Inc.*	118	13,477
Automatic Data Processing, Inc.	309	60,570
Broadridge Financial Solutions, Inc.	84	13,396
Cognizant Technology Solutions Corp., Class A	383	27,408
DXC Technology Co.*	183	6,939
Fidelity National Information Services, Inc.	449	66,892
Fiserv, Inc.*	429	49,421
FleetCor Technologies, Inc.*	61	16,741
Gartner, Inc.*	65	15,070
Global Payments, Inc.	213	41,260
International Business Machines Corp.	644	92,569
Jack Henry & Associates, Inc.	55	8,478
Mastercard, Inc., Class A	633	228,247
Paychex, Inc.	233	23,566
PayPal Holdings, Inc.*	845	219,717
VeriSign, Inc.*	73	16,054
Visa, Inc., Class A	1,224	278,215
Western Union Co. (The)	296	7,243
		1,314,210
Leisure Products - 0.0%(b)
Hasbro, Inc.	93	8,925

Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	220	30,389
Bio-Rad Laboratories, Inc., Class A*	17	10,240
Charles River Laboratories International, Inc.*	37	12,506
Illumina, Inc.*	105	42,592
IQVIA Holdings, Inc.*	138	33,142
Mettler-Toledo International, Inc.*	18	23,417
PerkinElmer, Inc.	83	12,041
Thermo Fisher Scientific, Inc.	285	133,808
Waters Corp.*	46	14,823
		312,958
Machinery - 1.8%
Caterpillar, Inc.	394	94,985
Cummins, Inc.	107	27,529
Deere & Co.	227	81,970
Dover Corp.	103	15,501
Fortive Corp.	244	17,695
IDEX Corp.	57	12,692
Illinois Tool Works, Inc.	207	47,974
Ingersoll Rand, Inc.*	269	13,353
Otis Worldwide Corp.	294	23,029
PACCAR, Inc.	251	22,982
Parker-Hannifin Corp.	94	28,966
Pentair plc(a)	121	8,345
Snap-on, Inc.	40	10,185
Stanley Black & Decker, Inc.	117	25,366
Westinghouse Air Brake Technologies Corp.	128	10,593
Xylem, Inc.	130	15,356
		456,521
Media - 1.4%
Charter Communications, Inc., Class A*(a)	102	70,842
Comcast Corp., Class A	3,300	189,222
Discovery, Inc., Class A*(a)	118	3,789
Discovery, Inc., Class C*	208	6,250
DISH Network Corp., Class A*	178	7,747
Fox Corp., Class A	241	9,001
Fox Corp., Class B	111	4,027
Interpublic Group of Cos., Inc. (The)	283	9,534
News Corp., Class A	283	7,638
News Corp., Class B	88	2,261
Omnicom Group, Inc.	155	12,747
ViacomCBS, Inc.	425	18,029
		341,087
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	1,054	45,027
Newmont Corp.	578	42,471
Nucor Corp.	215	22,046
		109,544
Multiline Retail - 0.5%
Dollar General Corp.	178	36,127
Dollar Tree, Inc.*	170	16,575
Target Corp.	362	82,145
		134,847

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Multi-Utilities - 0.8%
Ameren Corp.	182	15,324
CenterPoint Energy, Inc.	397	10,044
CMS Energy Corp.	208	13,050
Consolidated Edison, Inc.	247	19,078
Dominion Energy, Inc.	582	44,313
DTE Energy Co.	140	19,319
NiSource, Inc.	283	7,217
Public Service Enterprise Group, Inc.	365	22,674
Sempra Energy	228	30,892
WEC Energy Group, Inc.	228	21,411
		203,322
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	166	50,882

Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	1,617	106,269
Catalent, Inc.*	124	12,999
Eli Lilly & Co.	574	114,651
Johnson & Johnson	1,898	321,236
Merck & Co., Inc.	1,826	138,575
Perrigo Co. plc	95	4,383
Pfizer, Inc.	4,026	155,927
Viatris, Inc.	871	13,274
Zoetis, Inc.	342	60,425
		927,739
Professional Services - 0.4%
Equifax, Inc.	88	20,684
IHS Markit Ltd.	269	28,328
Jacobs Engineering Group, Inc.	95	13,498
Leidos Holdings, Inc.	95	9,761
Nielsen Holdings plc	259	7,048
Robert Half International, Inc.	84	7,458
Verisk Analytics, Inc.	118	20,394
		107,171
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	242	21,243

Road & Rail - 1.1%
CSX Corp.	551	55,166
JB Hunt Transport Services, Inc.	61	10,464
Kansas City Southern	66	19,647
Norfolk Southern Corp.	181	50,843
Old Dominion Freight Line, Inc.	70	18,581
Union Pacific Corp.	483	108,545
		263,246
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices, Inc.*	875	70,070
Analog Devices, Inc.	266	43,784
Applied Materials, Inc.	663	91,580
Broadcom, Inc.	294	138,865
Enphase Energy, Inc.*	94	13,447
Intel Corp.	2,933	167,533
KLA Corp.	111	35,175
Lam Research Corp.	103	66,935
Maxim Integrated Products, Inc.*	194	19,790
Microchip Technology, Inc.	195	30,605
Micron Technology, Inc.*	808	67,985
Monolithic Power Systems, Inc.	31	10,637
NVIDIA Corp.	448	291,101
NXP Semiconductors NV	201	42,495
Qorvo, Inc.*	84	15,349
QUALCOMM, Inc.	820	110,323
Skyworks Solutions, Inc.	120	20,400
Teradyne, Inc.	121	16,014
Texas Instruments, Inc.	665	126,230
Xilinx, Inc.*	178	22,606
		1,400,924
Software - 8.6%
Adobe, Inc.*	345	174,080
ANSYS, Inc.*	63	21,290
Autodesk, Inc.*	158	45,166
Cadence Design Systems, Inc.*	202	25,652
Citrix Systems, Inc.	89	10,231
Fortinet, Inc.*	97	21,198
Intuit, Inc.	198	86,940
Microsoft Corp.	5,444	1,359,258
NortonLifeLock, Inc.	421	11,645
Oracle Corp.	1,339	105,433
Paycom Software, Inc.*	36	11,866
PTC, Inc.*	77	10,329
salesforce.com, Inc.*	663	157,860
ServiceNow, Inc.*	142	67,291
Synopsys, Inc.*	110	27,977
Tyler Technologies, Inc.*	29	11,692
		2,147,908
Specialty Retail - 2.3%
Advance Auto Parts, Inc.	49	9,297
AutoZone, Inc.*	17	23,912
Best Buy Co., Inc.	166	19,296
CarMax, Inc.*	118	13,592
Gap, Inc. (The)	149	4,984
Home Depot, Inc. (The)	778	248,112
L Brands, Inc.*	169	11,808
Lowe's Cos., Inc.	528	102,870
O'Reilly Automotive, Inc.*	52	27,826
Ross Stores, Inc.	258	32,609
TJX Cos., Inc. (The)	866	58,490
Tractor Supply Co.	84	15,263
Ulta Beauty, Inc.*	42	14,505
		582,564
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	11,392	1,419,557
Hewlett Packard Enterprise Co.	940	15,002
HP, Inc.	904	26,424
NetApp, Inc.	160	12,379
Seagate Technology Holdings plc	146	13,980
Western Digital Corp.*	221	16,626
		1,503,968
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	252	4,924
NIKE, Inc., Class B	919	125,407
PVH Corp.*	53	6,085
Ralph Lauren Corp.*	35	4,343
Tapestry, Inc.*	201	9,023
Under Armour, Inc., Class A*	136	3,071
Under Armour, Inc., Class C*	141	2,687
VF Corp.	233	18,575
		174,115
Tobacco - 0.7%
Altria Group, Inc.	1,342	66,053
Philip Morris International, Inc.	1,124	108,388
		174,441
Trading Companies & Distributors - 0.2%
Fastenal Co.	415	22,012
United Rentals, Inc.*	54	18,034
WW Grainger, Inc.	32	14,789
54,835

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Water Utilities - 0.1%
American Water Works Co., Inc.	131	20,308

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	422	59,692

TOTAL COMMON STOCKS (COST $24,639,082)		25,010,718

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class
0.03% (Cost $3,292)	3,292	3,292

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(d) - 0.1%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $14,949
(Cost $14,947)	14,947	14,947

Total Investments - 99.9% (Cost $24,657,321)		25,028,957
Other assets less liabilities - 0.1%		17,890
Net Assets - 100.0%		25,046,847

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $211,505, collateralized in the form of cash with a value of $3,292 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $214,521 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $217,813.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $3,292.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$905,541
Aggregate gross unrealized depreciation	(550,227)
Net unrealized appreciation	$355,314
Federal income tax cost	$24,673,643

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS - 99.9%

Aerospace & Defense - 2.0%
Boeing Co. (The)*	136	33,595
General Dynamics Corp.	57	10,825
Howmet Aerospace, Inc.*	95	3,370
Huntington Ingalls Industries, Inc.	10	2,162
L3Harris Technologies, Inc.	50	10,903
Lockheed Martin Corp.	60	22,932
Northrop Grumman Corp.	38	13,903
Raytheon Technologies Corp.	375	33,266
Teledyne Technologies, Inc.*	12	5,034
Textron, Inc.	57	3,903
TransDigm Group, Inc.*	13	8,435
		148,328
Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	33	3,202
Expeditors International of Washington, Inc.	42	5,279
FedEx Corp.	60	18,888
United Parcel Service, Inc., Class B	178	38,199
		65,568
Airlines - 0.4%
Alaska Air Group, Inc.*	32	2,214
American Airlines Group, Inc.*(a)	157	3,806
Delta Air Lines, Inc.*	157	7,486
Southwest Airlines Co.*	145	8,912
United Airlines Holdings, Inc.*	78	4,551
		26,969
Auto Components - 0.2%
Aptiv plc*	66	9,928
BorgWarner, Inc.	59	3,026
		12,954
Automobiles - 2.0%
Ford Motor Co.*	961	13,963
General Motors Co.*	312	18,505
Tesla, Inc.*	189	118,167
		150,635
Beverages - 1.7%
Brown-Forman Corp., Class B	46	3,696
Coca-Cola Co. (The)	955	52,802
Constellation Brands, Inc., Class A	42	10,068
Molson Coors Beverage Co., Class B*	46	2,683
Monster Beverage Corp.*	92	8,673
PepsiCo, Inc.	339	50,152
		128,074
Biotechnology - 2.0%
AbbVie, Inc.	435	49,242
Alexion Pharmaceuticals, Inc.*	54	9,534
Amgen, Inc.	143	34,025
Biogen, Inc.*	37	9,897
Gilead Sciences, Inc.	309	20,428
Incyte Corp.*	46	3,854
Regeneron Pharmaceuticals, Inc.*	26	13,063
Vertex Pharmaceuticals, Inc.*	64	13,352
		153,395
Building Products - 0.6%
A O Smith Corp.	34	2,416
Allegion plc	22	3,090
Carrier Global Corp.	202	9,278
Fortune Brands Home & Security, Inc.	34	3,507
Johnson Controls International plc	179	11,911
Masco Corp.	64	3,860
Trane Technologies plc	59	10,998
		45,060
Chemicals - 2.2%
Air Products and Chemicals, Inc.	54	16,182
Albemarle Corp.	28	4,678
Celanese Corp.	28	4,633
CF Industries Holdings, Inc.	52	2,765
Corteva, Inc.	184	8,372
Dow, Inc.	184	12,589
DuPont de Nemours, Inc.	133	11,251
Eastman Chemical Co.	33	4,138
Ecolab, Inc.	61	13,120
FMC Corp.	32	3,734
International Flavors & Fragrances, Inc.	61	8,642
Linde plc	129	38,777
LyondellBasell Industries NV, Class A	63	7,095
Mosaic Co. (The)	85	3,072
PPG Industries, Inc.	58	10,424
Sherwin-Williams Co. (The)	59	16,728
		166,200
Commercial Services & Supplies - 0.5%
Cintas Corp.	21	7,424
Copart, Inc.*	51	6,580
Republic Services, Inc.	52	5,677
Rollins, Inc.	54	1,841
Waste Management, Inc.	95	13,365
		34,887
Communications Equipment - 1.0%
Arista Networks, Inc.*	13	4,412
Cisco Systems, Inc.	1,039	54,963
F5 Networks, Inc.*	14	2,596
Juniper Networks, Inc.	80	2,107
Motorola Solutions, Inc.	42	8,623
		72,701
Construction & Engineering - 0.0%(b)
Quanta Services, Inc.	34	3,242

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	14	5,091
Vulcan Materials Co.	33	6,050
		11,141
Containers & Packaging - 0.4%
Amcor plc(a)	384	4,531
Avery Dennison Corp.	20	4,410
Ball Corp.	81	6,655
International Paper Co.	97	6,121
Packaging Corp. of America	23	3,419
Sealed Air Corp.	38	2,161
WestRock Co.	65	3,791
		31,088
Distributors - 0.2%
Genuine Parts Co.	35	4,589
LKQ Corp.*	68	3,465
Pool Corp.	10	4,366
		12,420

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	1,754	51,620
Lumen Technologies, Inc.	242	3,349
Verizon Communications, Inc.	1,019	57,564
		112,533
Electric Utilities - 1.9%
Alliant Energy Corp.	61	3,486
American Electric Power Co., Inc.	122	10,492
Duke Energy Corp.	189	18,942
Edison International	93	5,196
Entergy Corp.	49	5,158
Evergy, Inc.	57	3,533
Eversource Energy	85	6,901
Exelon Corp.	239	10,784
FirstEnergy Corp.	134	5,080
NextEra Energy, Inc.	483	35,365
NRG Energy, Inc.	60	1,929
Pinnacle West Capital Corp.	28	2,368
PPL Corp.	189	5,502
Southern Co. (The)	261	16,683
Xcel Energy, Inc.	133	9,427
		140,846
Electrical Equipment - 0.6%
AMETEK, Inc.	57	7,701
Eaton Corp. plc	98	14,234
Emerson Electric Co.	148	14,162
Generac Holdings, Inc.*	15	4,931
Rockwell Automation, Inc.	28	7,384
		48,412
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	148	9,955
CDW Corp.	34	5,624
Corning, Inc.	189	8,246
IPG Photonics Corp.*	9	1,883
Keysight Technologies, Inc.*	45	6,407
TE Connectivity Ltd.	82	11,126
Trimble, Inc.*	62	4,823
Zebra Technologies Corp., Class A*	13	6,462
		54,526
Energy Equipment & Services - 0.3%
Baker Hughes Co.	180	4,392
Halliburton Co.	219	4,917
NOV, Inc.*	95	1,531
Schlumberger NV	343	10,746
		21,586
Entertainment - 2.3%
Activision Blizzard, Inc.	191	18,575
Electronic Arts, Inc.	70	10,005
Live Nation Entertainment, Inc.*	36	3,244
Netflix, Inc.*	109	54,806
Take-Two Interactive Software, Inc.*	28	5,196
Walt Disney Co. (The)*	447	79,856
		171,682
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	109	41,232
Kroger Co. (The)	188	6,952
Sysco Corp.	126	10,206
Walgreens Boots Alliance, Inc.	177	9,321
Walmart, Inc.	342	48,574
		116,285
Food Products - 1.2%
Archer-Daniels-Midland Co.	138	9,181
Campbell Soup Co.	50	2,433
Conagra Brands, Inc.	120	4,572
General Mills, Inc.	151	9,492
Hershey Co. (The)	36	6,230
Hormel Foods Corp.	69	3,349
J M Smucker Co. (The)	27	3,599
Kellogg Co.	63	4,126
Kraft Heinz Co. (The)	160	6,974
Lamb Weston Holdings, Inc.	37	3,052
McCormick & Co., Inc. (Non-Voting)	62	5,522
Mondelez International, Inc., Class A	347	22,045
Tyson Foods, Inc., Class A	74	5,883
		86,458
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	32	3,173

Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	436	50,859
ABIOMED, Inc.*	11	3,130
Align Technology, Inc.*	18	10,623
Baxter International, Inc.	125	10,265
Becton Dickinson and Co.	71	17,174
Boston Scientific Corp.*	349	14,850
Cooper Cos., Inc. (The)	12	4,721
Danaher Corp.	156	39,958
DENTSPLY SIRONA, Inc.	54	3,614
Dexcom, Inc.*	23	8,496
Edwards Lifesciences Corp.*	154	14,769
Hologic, Inc.*	64	4,036
IDEXX Laboratories, Inc.*	20	11,162
Intuitive Surgical, Inc.*	28	23,581
Medtronic plc	333	42,154
ResMed, Inc.	35	7,205
STERIS plc	20	3,817
Stryker Corp.	80	20,422
Teleflex, Inc.	11	4,424
West Pharmaceutical Services, Inc.	18	6,255
Zimmer Biomet Holdings, Inc.	51	8,585
		310,100
Health Care Providers & Services - 3.2%
AmerisourceBergen Corp.	36	4,131
Anthem, Inc.	60	23,893
Cardinal Health, Inc.	72	4,037
Centene Corp.*	144	10,598
Cigna Corp.	86	22,261
CVS Health Corp.	324	28,007
DaVita, Inc.*	18	2,161
HCA Healthcare, Inc.	65	13,961
Henry Schein, Inc.*	36	2,738
Humana, Inc.	32	14,006
Laboratory Corp. of America Holdings*	23	6,313
McKesson Corp.	39	7,503
Quest Diagnostics, Inc.	33	4,345
UnitedHealth Group, Inc.	232	95,566
Universal Health Services, Inc., Class B	19	3,033
		242,553
Health Care Technology - 0.1%
Cerner Corp.	76	5,947

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Hotels, Restaurants & Leisure - 2.5%
Booking Holdings, Inc.*	10	23,616
Caesars Entertainment, Inc.*	52	5,587
Carnival Corp.*	197	5,823
Chipotle Mexican Grill, Inc.*	6	8,232
Darden Restaurants, Inc.	32	4,583
Domino's Pizza, Inc.	9	3,842
Expedia Group, Inc.*	34	6,016
Hilton Worldwide Holdings, Inc.*	68	8,518
Las Vegas Sands Corp.*	80	4,620
Marriott International, Inc., Class A*	66	9,476
McDonald's Corp.	184	43,036
MGM Resorts International	101	4,330
Norwegian Cruise Line Holdings Ltd.*(a)	88	2,807
Penn National Gaming, Inc.*	37	3,033
Royal Caribbean Cruises Ltd.*	54	5,037
Starbucks Corp.	290	33,025
Wynn Resorts Ltd.*	26	3,429
Yum! Brands, Inc.	75	8,998
		184,008
Household Durables - 0.5%
DR Horton, Inc.	83	7,909
Garmin Ltd.	36	5,121
Leggett & Platt, Inc.	33	1,816
Lennar Corp., Class A	68	6,733
Mohawk Industries, Inc.*	14	2,950
Newell Brands, Inc.	93	2,668
NVR, Inc.*	1	4,887
PulteGroup, Inc.	66	3,814
Whirlpool Corp.	15	3,556
		39,454
Household Products - 1.6%
Church & Dwight Co., Inc.	61	5,229
Clorox Co. (The)	31	5,479
Colgate-Palmolive Co.	210	17,594
Kimberly-Clark Corp.	83	10,842
Procter & Gamble Co. (The)	607	81,854
		120,998
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	164	4,167

Industrial Conglomerates - 1.5%
3M Co.	143	29,035
General Electric Co.	2,156	30,313
Honeywell International, Inc.	171	39,486
Roper Technologies, Inc.	26	11,700
		110,534
Interactive Media & Services - 7.3%
Alphabet, Inc., Class A*	74	174,407
Alphabet, Inc., Class C*	70	168,809
Facebook, Inc., Class A*	592	194,608
Twitter, Inc.*	197	11,426
		549,250
Internet & Direct Marketing Retail - 4.7%
Amazon.com, Inc.*	105	338,422
eBay, Inc.	160	9,741
Etsy, Inc.*	31	5,107
		353,270
IT Services - 6.0%
Accenture plc, Class A	156	44,017
Akamai Technologies, Inc.*	40	4,568
Automatic Data Processing, Inc.	105	20,582
Broadridge Financial Solutions, Inc.	28	4,465
Cognizant Technology Solutions Corp., Class A	131	9,374
DXC Technology Co.*	62	2,351
Fidelity National Information Services, Inc.	153	22,794
Fiserv, Inc.*	147	16,934
FleetCor Technologies, Inc.*	20	5,489
Gartner, Inc.*	21	4,869
Global Payments, Inc.	73	14,141
International Business Machines Corp.	220	31,623
Jack Henry & Associates, Inc.	18	2,775
Mastercard, Inc., Class A	216	77,885
Paychex, Inc.	79	7,990
PayPal Holdings, Inc.*	288	74,886
VeriSign, Inc.*	24	5,278
Visa, Inc., Class A	418	95,011
Western Union Co. (The)	101	2,472
		447,504
Leisure Products - 0.0%(b)
Hasbro, Inc.	32	3,071

Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	75	10,360
Bio-Rad Laboratories, Inc., Class A*	5	3,012
Charles River Laboratories International, Inc.*	13	4,394
Illumina, Inc.*	36	14,603
IQVIA Holdings, Inc.*	47	11,287
Mettler-Toledo International, Inc.*	5	6,505
PerkinElmer, Inc.	27	3,917
Thermo Fisher Scientific, Inc.	96	45,072
Waters Corp.*	14	4,511
		103,661
Machinery - 2.1%
Caterpillar, Inc.	135	32,546
Cummins, Inc.	36	9,262
Deere & Co.	77	27,805
Dover Corp.	35	5,268
Fortive Corp.	84	6,092
IDEX Corp.	18	4,008
Illinois Tool Works, Inc.	70	16,223
Ingersoll Rand, Inc.*	92	4,567
Otis Worldwide Corp.	101	7,911
PACCAR, Inc.	86	7,874
Parker-Hannifin Corp.	32	9,861
Pentair plc(a)	42	2,897
Snap-on, Inc.	13	3,310
Stanley Black & Decker, Inc.	40	8,672
Westinghouse Air Brake Technologies Corp.	44	3,641
Xylem, Inc.	44	5,197
		155,134
Media - 1.6%
Charter Communications, Inc., Class A*(a)	35	24,309
Comcast Corp., Class A	1,126	64,565
Discovery, Inc., Class A*(a)	40	1,284
Discovery, Inc., Class C*	71	2,134

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
DISH Network Corp., Class A*	60	2,611
Fox Corp., Class A	82	3,063
Fox Corp., Class B	37	1,342
Interpublic Group of Cos., Inc. (The)	95	3,200
News Corp., Class A	96	2,591
News Corp., Class B	30	771
Omnicom Group, Inc.	54	4,441
ViacomCBS, Inc.	145	6,151
		116,462
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	359	15,336
Newmont Corp.	198	14,549
Nucor Corp.	74	7,588
		37,473
Multiline Retail - 0.6%
Dollar General Corp.	60	12,178
Dollar Tree, Inc.*	58	5,655
Target Corp.	123	27,911
		45,744
Multi-Utilities - 0.9%
Ameren Corp.	63	5,305
CenterPoint Energy, Inc.	136	3,441
CMS Energy Corp.	71	4,454
Consolidated Edison, Inc.	85	6,565
Dominion Energy, Inc.	198	15,076
DTE Energy Co.	48	6,623
NiSource, Inc.	96	2,448
Public Service Enterprise Group, Inc.	125	7,765
Sempra Energy	77	10,433
WEC Energy Group, Inc.	78	7,325
		69,435
Oil, Gas & Consumable Fuels - 3.0%
APA Corp.	93	1,934
Cabot Oil & Gas Corp.	98	1,607
Chevron Corp.	474	49,196
ConocoPhillips	333	18,561
Devon Energy Corp.	146	3,878
Diamondback Energy, Inc.	45	3,603
EOG Resources, Inc.	144	11,569
Exxon Mobil Corp.	1,042	60,822
Hess Corp.	68	5,700
HollyFrontier Corp.	36	1,169
Kinder Morgan, Inc.	479	8,785
Marathon Oil Corp.	194	2,349
Marathon Petroleum Corp.	161	9,950
Occidental Petroleum Corp.	206	5,348
ONEOK, Inc.	109	5,749
Phillips 66	108	9,096
Pioneer Natural Resources Co.	50	7,609
Valero Energy Corp.	101	8,120
Williams Cos., Inc. (The)	299	7,876
		222,921
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	57	17,472

Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	552	36,277
Catalent, Inc.*	42	4,403
Eli Lilly & Co.	196	39,149
Johnson & Johnson	648	109,674
Merck & Co., Inc.	622	47,204
Perrigo Co. plc	33	1,523
Pfizer, Inc.	1,372	53,137
Viatris, Inc.	297	4,526
Zoetis, Inc.	117	20,672
		316,565
Professional Services - 0.5%
Equifax, Inc.	30	7,051
IHS Markit Ltd.	93	9,794
Jacobs Engineering Group, Inc.	32	4,547
Leidos Holdings, Inc.	33	3,391
Nielsen Holdings plc	87	2,367
Robert Half International, Inc.	28	2,486
Verisk Analytics, Inc.	40	6,913
		36,549
Road & Rail - 1.2%
CSX Corp.	188	18,823
JB Hunt Transport Services, Inc.	20	3,431
Kansas City Southern	22	6,549
Norfolk Southern Corp.	61	17,135
Old Dominion Freight Line, Inc.	23	6,105
Union Pacific Corp.	165	37,080
		89,123
Semiconductors & Semiconductor Equipment - 6.4%
Advanced Micro Devices, Inc.*	299	23,944
Analog Devices, Inc.	91	14,979
Applied Materials, Inc.	226	31,217
Broadcom, Inc.	100	47,233
Enphase Energy, Inc.*	32	4,578
Intel Corp.	1,000	57,120
KLA Corp.	37	11,725
Lam Research Corp.	35	22,745
Maxim Integrated Products, Inc.*	67	6,835
Microchip Technology, Inc.	66	10,359
Micron Technology, Inc.*	276	23,223
Monolithic Power Systems, Inc.	10	3,431
NVIDIA Corp.	153	99,416
NXP Semiconductors NV	68	14,376
Qorvo, Inc.*	27	4,933
QUALCOMM, Inc.	280	37,671
Skyworks Solutions, Inc.	41	6,970
Teradyne, Inc.	41	5,426
Texas Instruments, Inc.	227	43,089
Xilinx, Inc.*	60	7,620
		476,890
Software - 9.8%
Adobe, Inc.*	118	59,540
ANSYS, Inc.*	21	7,097
Autodesk, Inc.*	54	15,436
Cadence Design Systems, Inc.*	68	8,635
Citrix Systems, Inc.	31	3,564
Fortinet, Inc.*	33	7,212
Intuit, Inc.	67	29,419
Microsoft Corp.	1,856	463,406
NortonLifeLock, Inc.	144	3,983
Oracle Corp.	456	35,905
Paycom Software, Inc.*	12	3,955
PTC, Inc.*	26	3,488
salesforce.com, Inc.*	227	54,049
ServiceNow, Inc.*	48	22,746
Synopsys, Inc.*	37	9,411
Tyler Technologies, Inc.*	10	4,032
		731,878

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	15	2,846
AutoZone, Inc.*	5	7,033
Best Buy Co., Inc.	57	6,626
CarMax, Inc.*	40	4,608
Gap, Inc. (The)	50	1,672
Home Depot, Inc. (The)	265	84,511
L Brands, Inc.*	59	4,122
Lowe's Cos., Inc.	180	35,069
O'Reilly Automotive, Inc.*	17	9,097
Ross Stores, Inc.	88	11,122
TJX Cos., Inc. (The)	296	19,992
Tractor Supply Co.	28	5,088
Ulta Beauty, Inc.*	13	4,490
		196,276
Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	3,882	483,736
Hewlett Packard Enterprise Co.	320	5,107
HP, Inc.	308	9,003
NetApp, Inc.	55	4,255
Seagate Technology Holdings plc	50	4,788
Western Digital Corp.*	76	5,717
		512,606
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc.	85	1,661
NIKE, Inc., Class B	313	42,712
PVH Corp.*	17	1,952
Ralph Lauren Corp.*	11	1,365
Tapestry, Inc.*	68	3,052
Under Armour, Inc., Class A*	46	1,039
Under Armour, Inc., Class C*	48	915
VF Corp.	79	6,298
		58,994
Tobacco - 0.8%
Altria Group, Inc.	458	22,543
Philip Morris International, Inc.	384	37,029
		59,572
Trading Companies & Distributors - 0.2%
Fastenal Co.	142	7,532
United Rentals, Inc.*	18	6,011
WW Grainger, Inc.	11	5,084
		18,627
Water Utilities - 0.1%
American Water Works Co., Inc.	44	6,821

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	144	20,369

TOTAL COMMON STOCKS (COST $7,364,530)		7,481,591

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class
0.03% (Cost $1,031)	1,031	1,031

Total Investments - 99.9% (Cost $7,365,561)		7,482,622
Other assets less liabilities - 0.1%		5,743
Net Assets - 100.0%		7,488,365

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF
Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $31,002, collateralized in the form of cash with a value of $1,031 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $30,815 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $31,846.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,031.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,463
Aggregate gross unrealized depreciation	(136,577)
Net unrealized appreciation	$110,886
Federal income tax cost	$7,371,736

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS - 99.9%

Aerospace & Defense - 2.0%
Boeing Co. (The)*	70	17,291
General Dynamics Corp.	29	5,507
Howmet Aerospace, Inc.*	51	1,810
Huntington Ingalls Industries, Inc.	5	1,081
L3Harris Technologies, Inc.	26	5,670
Lockheed Martin Corp.	32	12,230
Northrop Grumman Corp.	20	7,317
Raytheon Technologies Corp.	195	17,299
Teledyne Technologies, Inc.*	6	2,517
Textron, Inc.	30	2,054
TransDigm Group, Inc.*	8	5,191
		77,967
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	17	1,650
Expeditors International of Washington, Inc.	22	2,765
FedEx Corp.	31	9,759
United Parcel Service, Inc., Class B	92	19,743
		33,917
Airlines - 0.3%
Alaska Air Group, Inc.*	15	1,038
American Airlines Group, Inc.*(a)	83	2,012
Delta Air Lines, Inc.*	83	3,957
Southwest Airlines Co.*	76	4,671
United Airlines Holdings, Inc.*	42	2,451
		14,129
Auto Components - 0.2%
Aptiv plc*	34	5,114
BorgWarner, Inc.	31	1,590
		6,704
Automobiles - 2.0%
Ford Motor Co.*	503	7,309
General Motors Co.*	164	9,727
Tesla, Inc.*	98	61,271
		78,307
Banks - 5.3%
Bank of America Corp.	976	41,373
Citigroup, Inc.	268	21,094
Citizens Financial Group, Inc.	56	2,794
Comerica, Inc.	18	1,413
Fifth Third Bancorp	92	3,877
First Republic Bank	23	4,403
Huntington Bancshares, Inc.(a)	131	2,078
JPMorgan Chase & Co.	392	64,382
KeyCorp	125	2,880
M&T Bank Corp.	16	2,571
People's United Financial, Inc.	56	1,059
PNC Financial Services Group, Inc. (The)	54	10,513
Regions Financial Corp.	125	2,926
SVB Financial Group*	7	4,080
Truist Financial Corp.	174	10,750
US Bancorp	176	10,697
Wells Fargo & Co.	531	24,808
Zions Bancorp NA	21	1,216
		212,914
Beverages - 1.7%
Brown-Forman Corp., Class B	24	1,929
Coca-Cola Co. (The)	498	27,534
Constellation Brands, Inc., Class A	22	5,274
Molson Coors Beverage Co., Class B*	25	1,458
Monster Beverage Corp.*	47	4,431
PepsiCo, Inc.	177	26,185
		66,811
Building Products - 0.6%
A O Smith Corp.	17	1,208
Allegion plc	12	1,686
Carrier Global Corp.	106	4,868
Fortune Brands Home & Security, Inc.	18	1,857
Johnson Controls International plc	92	6,122
Masco Corp.	33	1,990
Trane Technologies plc	30	5,592
		23,323
Capital Markets - 3.5%
Ameriprise Financial, Inc.	15	3,898
Bank of New York Mellon Corp. (The)	104	5,416
BlackRock, Inc.	18	15,787
Cboe Global Markets, Inc.	14	1,558
Charles Schwab Corp. (The)	193	14,253
CME Group, Inc.	46	10,063
Franklin Resources, Inc.	36	1,232
Goldman Sachs Group, Inc. (The)	44	16,369
Intercontinental Exchange, Inc.	72	8,127
Invesco Ltd.	49	1,398
MarketAxess Holdings, Inc.	5	2,333
Moody's Corp.	20	6,707
Morgan Stanley	192	17,462
MSCI, Inc.	11	5,149
Nasdaq, Inc.	15	2,512
Northern Trust Corp.	27	3,272
Raymond James Financial, Inc.	15	1,989
S&P Global, Inc.(a)	31	11,764
State Street Corp.	45	3,914
T. Rowe Price Group, Inc.	29	5,549
		138,752
Chemicals - 2.2%
Air Products and Chemicals, Inc.	29	8,690
Albemarle Corp.	15	2,506
Celanese Corp.	15	2,482
CF Industries Holdings, Inc.	29	1,542
Corteva, Inc.	97	4,414
Dow, Inc.	96	6,568
DuPont de Nemours, Inc.	69	5,837
Eastman Chemical Co.	17	2,132
Ecolab, Inc.	32	6,883
FMC Corp.	16	1,867
International Flavors & Fragrances, Inc.	32	4,533
Linde plc	67	20,140
LyondellBasell Industries NV, Class A	33	3,716
Mosaic Co. (The)	45	1,626
PPG Industries, Inc.	30	5,392
Sherwin-Williams Co. (The)	31	8,789
		87,117
Commercial Services & Supplies - 0.5%
Cintas Corp.	12	4,242
Copart, Inc.*	27	3,483
Republic Services, Inc.	27	2,948

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Rollins, Inc.	30	1,023
Waste Management, Inc.	50	7,034
		18,730
Communications Equipment - 1.0%
Arista Networks, Inc.*	8	2,715
Cisco Systems, Inc.	542	28,672
F5 Networks, Inc.*	9	1,669
Juniper Networks, Inc.	43	1,132
Motorola Solutions, Inc.	22	4,517
		38,705
Construction & Engineering - 0.0%(b)
Quanta Services, Inc.	18	1,716

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	9	3,273
Vulcan Materials Co.	17	3,116
		6,389
Consumer Finance - 0.8%
American Express Co.	83	13,291
Capital One Financial Corp.	59	9,486
Discover Financial Services	39	4,573
Synchrony Financial	70	3,319
		30,669
Containers & Packaging - 0.4%
Amcor plc(a)	201	2,372
Avery Dennison Corp.	11	2,426
Ball Corp.	42	3,451
International Paper Co.	51	3,218
Packaging Corp. of America	13	1,932
Sealed Air Corp.	20	1,137
WestRock Co.	33	1,925
		16,461
Distributors - 0.2%
Genuine Parts Co.	19	2,491
LKQ Corp.*	37	1,886
Pool Corp.	5	2,183
		6,560
Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc., Class B*	245	70,913

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	916	26,958
Lumen Technologies, Inc.	128	1,771
Verizon Communications, Inc.	532	30,053
		58,782
Electric Utilities - 1.8%
Alliant Energy Corp.	32	1,829
American Electric Power Co., Inc.	64	5,504
Duke Energy Corp.	99	9,922
Edison International	48	2,682
Entergy Corp.	25	2,631
Evergy, Inc.	30	1,859
Eversource Energy	44	3,572
Exelon Corp.	126	5,685
FirstEnergy Corp.	70	2,654
NextEra Energy, Inc.	252	18,451
NRG Energy, Inc.	32	1,029
Pinnacle West Capital Corp.	15	1,269
PPL Corp.	100	2,911
Southern Co. (The)	136	8,693
Xcel Energy, Inc.	69	4,891
		73,582
Electrical Equipment - 0.6%
AMETEK, Inc.	29	3,918
Eaton Corp. plc	51	7,408
Emerson Electric Co.	77	7,368
Generac Holdings, Inc.*	9	2,958
Rockwell Automation, Inc.	15	3,956
		25,608
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	77	5,179
CDW Corp.	18	2,978
Corning, Inc.	99	4,320
IPG Photonics Corp.*	5	1,046
Keysight Technologies, Inc.*	24	3,417
TE Connectivity Ltd.	43	5,834
Trimble, Inc.*	32	2,489
Zebra Technologies Corp., Class A*	7	3,479
		28,742
Energy Equipment & Services - 0.3%
Baker Hughes Co.	94	2,294
Halliburton Co.	115	2,582
NOV, Inc.*	51	822
Schlumberger NV	180	5,639
		11,337
Entertainment - 2.2%
Activision Blizzard, Inc.	99	9,628
Electronic Arts, Inc.	37	5,288
Live Nation Entertainment, Inc.*	18	1,622
Netflix, Inc.*	56	28,157
Take-Two Interactive Software, Inc.*	15	2,783
Walt Disney Co. (The)*	233	41,626
		89,104
Equity Real Estate Investment Trusts (REITs) - 2.9%
Alexandria Real Estate Equities, Inc.	16	2,852
American Tower Corp.	58	14,817
AvalonBay Communities, Inc.	18	3,725
Boston Properties, Inc.	18	2,116
Crown Castle International Corp.	56	10,612
Digital Realty Trust, Inc.	36	5,456
Duke Realty Corp.	49	2,276
Equinix, Inc.	12	8,841
Equity Residential	44	3,408
Essex Property Trust, Inc.	9	2,658
Extra Space Storage, Inc.	17	2,547
Federal Realty Investment Trust	10	1,143
Healthpeak Properties, Inc.	70	2,336
Host Hotels & Resorts, Inc.*	92	1,580
Iron Mountain, Inc.(a)	38	1,654
Kimco Realty Corp.	57	1,215
Mid-America Apartment Communities, Inc.	15	2,410
Prologis, Inc.	95	11,195
Public Storage	20	5,650
Realty Income Corp.	48	3,283
Regency Centers Corp.	20	1,292
SBA Communications Corp.	14	4,174
Simon Property Group, Inc.	43	5,525
UDR, Inc.	40	1,905
Ventas, Inc.	49	2,717
Vornado Realty Trust	22	1,040
Welltower, Inc.	53	3,963
Weyerhaeuser Co.	97	3,682
		114,072

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	56	21,183
Kroger Co. (The)	98	3,624
Sysco Corp.	65	5,265
Walgreens Boots Alliance, Inc.	93	4,898
Walmart, Inc.	177	25,139
		60,109
Food Products - 1.1%
Archer-Daniels-Midland Co.	72	4,790
Campbell Soup Co.	27	1,314
Conagra Brands, Inc.	64	2,438
General Mills, Inc.	79	4,966
Hershey Co. (The)	19	3,288
Hormel Foods Corp.	37	1,796
J M Smucker Co. (The)	14	1,866
Kellogg Co.	33	2,161
Kraft Heinz Co. (The)	84	3,662
Lamb Weston Holdings, Inc.	19	1,567
McCormick & Co., Inc. (Non-Voting)	32	2,850
Mondelez International, Inc., Class A	182	11,563
Tyson Foods, Inc., Class A	38	3,021
		45,282
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	16	1,587

Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc.*	5	11,808
Caesars Entertainment, Inc.*	27	2,901
Carnival Corp.*	103	3,045
Chipotle Mexican Grill, Inc.*	4	5,488
Darden Restaurants, Inc.	16	2,292
Domino's Pizza, Inc.	5	2,134
Expedia Group, Inc.*	18	3,185
Hilton Worldwide Holdings, Inc.*	36	4,510
Las Vegas Sands Corp.*	43	2,483
Marriott International, Inc., Class A*	34	4,882
McDonald's Corp.	96	22,453
MGM Resorts International	53	2,272
Norwegian Cruise Line Holdings Ltd.*(a)	48	1,531
Penn National Gaming, Inc.*	19	1,557
Royal Caribbean Cruises Ltd.*	28	2,612
Starbucks Corp.	151	17,196
Wynn Resorts Ltd.*	13	1,714
Yum! Brands, Inc.	38	4,559
		96,622
Household Durables - 0.6%
DR Horton, Inc.	43	4,097
Garmin Ltd.	19	2,703
Leggett & Platt, Inc.	17	936
Lennar Corp., Class A	35	3,465
Mohawk Industries, Inc.*	8	1,685
Newell Brands, Inc.	49	1,406
NVR, Inc.*	1	4,887
PulteGroup, Inc.	34	1,965
Whirlpool Corp.	9	2,134
		23,278
Household Products - 1.6%
Church & Dwight Co., Inc.	31	2,658
Clorox Co. (The)	16	2,828
Colgate-Palmolive Co.	109	9,132
Kimberly-Clark Corp.	43	5,617
Procter & Gamble Co. (The)	316	42,612
		62,847
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	87	2,211

Industrial Conglomerates - 1.4%
3M Co.	74	15,025
General Electric Co.	1,127	15,846
Honeywell International, Inc.	89	20,551
Roper Technologies, Inc.	14	6,300
		57,722
Insurance - 2.3%
Aflac, Inc.	83	4,704
Allstate Corp. (The)	38	5,191
American International Group, Inc.	112	5,918
Aon plc, Class A(a)	29	7,348
Arthur J Gallagher & Co.	26	3,812
Assurant, Inc.	8	1,289
Chubb Ltd.	58	9,859
Cincinnati Financial Corp.	20	2,434
Everest Re Group Ltd.	5	1,300
Globe Life, Inc.	13	1,371
Hartford Financial Services Group, Inc. (The)	46	3,006
Lincoln National Corp.	23	1,605
Loews Corp.	30	1,751
Marsh & McLennan Cos., Inc.	65	8,993
MetLife, Inc.	97	6,340
Principal Financial Group, Inc.	33	2,158
Progressive Corp. (The)	75	7,431
Prudential Financial, Inc.	51	5,456
Travelers Cos., Inc. (The)	33	5,270
Unum Group	27	836
W R Berkley Corp.	18	1,404
Willis Towers Watson plc	16	4,182
		91,658
Interactive Media & Services - 7.2%
Alphabet, Inc., Class A*	38	89,560
Alphabet, Inc., Class C*	37	89,228
Facebook, Inc., Class A*	308	101,249
Twitter, Inc.*	103	5,974
		286,011
Internet & Direct Marketing Retail - 4.6%
Amazon.com, Inc.*	55	177,269
eBay, Inc.	83	5,053
Etsy, Inc.*	16	2,636
		184,958
IT Services - 5.9%
Accenture plc, Class A	81	22,855
Akamai Technologies, Inc.*	21	2,398
Automatic Data Processing, Inc.	55	10,781
Broadridge Financial Solutions, Inc.	15	2,392
Cognizant Technology Solutions Corp., Class A	68	4,866
DXC Technology Co.*	34	1,289
Fidelity National Information Services, Inc.	79	11,770

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Fiserv, Inc.*	76	8,755
FleetCor Technologies, Inc.*	11	3,019
Gartner, Inc.*	12	2,782
Global Payments, Inc.	38	7,361
International Business Machines Corp.	114	16,386
Jack Henry & Associates, Inc.	10	1,542
Mastercard, Inc., Class A	112	40,385
Paychex, Inc.	41	4,147
PayPal Holdings, Inc.*	151	39,263
VeriSign, Inc.*	14	3,079
Visa, Inc., Class A	218	49,551
Western Union Co. (The)	53	1,297
		233,918
Leisure Products - 0.0%(b)
Hasbro, Inc.	16	1,535

Machinery - 2.0%
Caterpillar, Inc.	69	16,635
Cummins, Inc.	19	4,888
Deere & Co.	40	14,444
Dover Corp.	19	2,860
Fortive Corp.	43	3,118
IDEX Corp.	10	2,227
Illinois Tool Works, Inc.	37	8,575
Ingersoll Rand, Inc.*	48	2,383
Otis Worldwide Corp.	52	4,073
PACCAR, Inc.	44	4,029
Parker-Hannifin Corp.	16	4,930
Pentair plc(a)	21	1,448
Snap-on, Inc.	7	1,782
Stanley Black & Decker, Inc.	20	4,336
Westinghouse Air Brake Technologies Corp.	23	1,903
Xylem, Inc.	23	2,717
		80,348
Media - 1.5%
Charter Communications, Inc., Class A*(a)	18	12,501
Comcast Corp., Class A	587	33,659
Discovery, Inc., Class A*(a)	21	674
Discovery, Inc., Class C*	38	1,142
DISH Network Corp., Class A*	33	1,436
Fox Corp., Class A	43	1,606
Fox Corp., Class B	21	762
Interpublic Group of Cos., Inc. (The)	51	1,718
News Corp., Class A	51	1,376
News Corp., Class B	17	437
Omnicom Group, Inc.	28	2,303
ViacomCBS, Inc.	76	3,224
		60,838
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	188	8,031
Newmont Corp.	102	7,495
Nucor Corp.	38	3,897
		19,423
Multiline Retail - 0.6%
Dollar General Corp.	31	6,292
Dollar Tree, Inc.*	30	2,925
Target Corp.	65	14,750
		23,967
Multi-Utilities - 0.9%
Ameren Corp.	33	2,779
CenterPoint Energy, Inc.	71	1,796
CMS Energy Corp.	37	2,321
Consolidated Edison, Inc.	44	3,399
Dominion Energy, Inc.	103	7,842
DTE Energy Co.	24	3,312
NiSource, Inc.	51	1,300
Public Service Enterprise Group, Inc.	65	4,038
Sempra Energy	40	5,420
WEC Energy Group, Inc.	40	3,756
		35,963
Oil, Gas & Consumable Fuels - 2.9%
APA Corp.	49	1,019
Cabot Oil & Gas Corp.	53	869
Chevron Corp.	248	25,740
ConocoPhillips	174	9,699
Devon Energy Corp.	77	2,045
Diamondback Energy, Inc.	23	1,842
EOG Resources, Inc.	74	5,945
Exxon Mobil Corp.	544	31,753
Hess Corp.	35	2,934
HollyFrontier Corp.	20	649
Kinder Morgan, Inc.	250	4,585
Marathon Oil Corp.	101	1,223
Marathon Petroleum Corp.	83	5,130
Occidental Petroleum Corp.	108	2,804
ONEOK, Inc.	58	3,059
Phillips 66	56	4,716
Pioneer Natural Resources Co.	26	3,957
Valero Energy Corp.	52	4,181
Williams Cos., Inc. (The)	156	4,109
		116,259
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	29	8,889

Professional Services - 0.5%
Equifax, Inc.	16	3,761
IHS Markit Ltd.	47	4,949
Jacobs Engineering Group, Inc.	16	2,273
Leidos Holdings, Inc.	17	1,747
Nielsen Holdings plc	47	1,279
Robert Half International, Inc.	15	1,332
Verisk Analytics, Inc.	21	3,629
		18,970
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	43	3,775

Road & Rail - 1.2%
CSX Corp.	98	9,811
JB Hunt Transport Services, Inc.	11	1,887
Kansas City Southern	12	3,572
Norfolk Southern Corp.	32	8,989
Old Dominion Freight Line, Inc.	13	3,451
Union Pacific Corp.	86	19,327
		47,037
Semiconductors & Semiconductor Equipment - 6.2%
Advanced Micro Devices, Inc.*	155	12,412
Analog Devices, Inc.	47	7,736
Applied Materials, Inc.	118	16,299
Broadcom, Inc.	52	24,561

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Enphase Energy, Inc.*	16	2,289
Intel Corp.	522	29,817
KLA Corp.	20	6,338
Lam Research Corp.	18	11,697
Maxim Integrated Products, Inc.*	34	3,468
Microchip Technology, Inc.	34	5,336
Micron Technology, Inc.*	143	12,032
Monolithic Power Systems, Inc.	6	2,059
NVIDIA Corp.	79	51,333
NXP Semiconductors NV	35	7,400
Qorvo, Inc.*	15	2,741
QUALCOMM, Inc.	146	19,643
Skyworks Solutions, Inc.	21	3,570
Teradyne, Inc.	21	2,779
Texas Instruments, Inc.	118	22,399
Xilinx, Inc.*	32	4,064
		247,973
Software - 9.6%
Adobe, Inc.*	61	30,779
ANSYS, Inc.*	12	4,055
Autodesk, Inc.*	28	8,004
Cadence Design Systems, Inc.*	36	4,572
Citrix Systems, Inc.	15	1,724
Fortinet, Inc.*	17	3,715
Intuit, Inc.	35	15,368
Microsoft Corp.	968	241,690
NortonLifeLock, Inc.	75	2,075
Oracle Corp.	238	18,740
Paycom Software, Inc.*	7	2,307
PTC, Inc.*	13	1,744
salesforce.com, Inc.*	118	28,096
ServiceNow, Inc.*	25	11,847
Synopsys, Inc.*	20	5,087
Tyler Technologies, Inc.*	5	2,016
		381,819
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	9	1,708
AutoZone, Inc.*	3	4,220
Best Buy Co., Inc.	29	3,371
CarMax, Inc.*	20	2,304
Gap, Inc. (The)	27	903
Home Depot, Inc. (The)	138	44,010
L Brands, Inc.*	30	2,096
Lowe's Cos., Inc.	94	18,314
O'Reilly Automotive, Inc.*	9	4,816
Ross Stores, Inc.	46	5,814
TJX Cos., Inc. (The)	154	10,401
Tractor Supply Co.	15	2,725
Ulta Beauty, Inc.*	8	2,763
		103,445
Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	2,026	252,460
Hewlett Packard Enterprise Co.	168	2,681
HP, Inc.	161	4,706
NetApp, Inc.	29	2,244
Seagate Technology Holdings plc	25	2,394
Western Digital Corp.*	39	2,934
		267,419
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc.	46	899
NIKE, Inc., Class B	163	22,243
PVH Corp.*	9	1,033
Ralph Lauren Corp.*	7	869
Tapestry, Inc.*	37	1,661
Under Armour, Inc., Class A*	26	587
Under Armour, Inc., Class C*	26	496
VF Corp.	41	3,268
		31,056
Tobacco - 0.8%
Altria Group, Inc.	239	11,764
Philip Morris International, Inc.	200	19,286
		31,050
Trading Companies & Distributors - 0.2%
Fastenal Co.	75	3,978
United Rentals, Inc.*	9	3,006
WW Grainger, Inc.	6	2,773
		9,757
Water Utilities - 0.1%
American Water Works Co., Inc.	23	3,565

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	75	10,609

TOTAL COMMON STOCKS (COST $3,908,816)		3,981,211

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class
0.03% (Cost $432)	432	432

Total Investments - 99.9% (Cost $3,909,248)		3,981,643
Other assets less liabilities - 0.1%		3,803
Net Assets - 100.0%		3,985,446

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $34,335, collateralized in the form of cash with a value of $432 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $34,865 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $35,297.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $432.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$133,266
Aggregate gross unrealized depreciation	(79,106)
Net unrealized appreciation	$54,160
Federal income tax cost	$3,927,483

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 2.3%
Boeing Co. (The)*	154	38,041
General Dynamics Corp.	64	12,154
Howmet Aerospace, Inc.*	108	3,832
Huntington Ingalls Industries, Inc.	11	2,378
L3Harris Technologies, Inc.	57	12,429
Lockheed Martin Corp.	69	26,372
Northrop Grumman Corp.	44	16,098
Raytheon Technologies Corp.	424	37,613
Teledyne Technologies, Inc.*	13	5,453
Textron, Inc.	63	4,314
TransDigm Group, Inc.*	16	10,382
		169,066
Air Freight & Logistics - 1.0%
CH Robinson Worldwide, Inc.	37	3,590
Expeditors International of Washington, Inc.	47	5,907
FedEx Corp.	68	21,407
United Parcel Service, Inc., Class B	202	43,349
		74,253
Airlines - 0.4%
Alaska Air Group, Inc.*	34	2,353
American Airlines Group, Inc.*(a)	178	4,315
Delta Air Lines, Inc.*	178	8,487
Southwest Airlines Co.*	164	10,079
United Airlines Holdings, Inc.*	88	5,135
		30,369
Auto Components - 0.2%
Aptiv plc*	75	11,282
BorgWarner, Inc.	66	3,385
		14,667
Automobiles - 2.3%
Ford Motor Co.*	1,091	15,852
General Motors Co.*	353	20,937
Tesla, Inc.*	215	134,422
		171,211
Banks - 6.3%
Bank of America Corp.	2,122	89,952
Citigroup, Inc.	582	45,809
Citizens Financial Group, Inc.	118	5,888
Comerica, Inc.	38	2,983
Fifth Third Bancorp	198	8,344
First Republic Bank	49	9,381
Huntington Bancshares, Inc.	282	4,473
JPMorgan Chase & Co.	852	139,932
KeyCorp	270	6,221
M&T Bank Corp.	36	5,785
People's United Financial, Inc.	118	2,231
PNC Financial Services Group, Inc. (The)	119	23,167
Regions Financial Corp.	267	6,250
SVB Financial Group*	16	9,326
Truist Financial Corp.	375	23,167
US Bancorp	381	23,157
Wells Fargo & Co.	1,154	53,915
Zions Bancorp NA	45	2,605
		462,586
Beverages - 2.0%
Brown-Forman Corp., Class B	50	4,018
Coca-Cola Co. (The)	1,083	59,879
Constellation Brands, Inc., Class A	47	11,267
Molson Coors Beverage Co., Class B*	52	3,032
Monster Beverage Corp.*	103	9,710
PepsiCo, Inc.	385	56,957
		144,863
Biotechnology - 2.4%
AbbVie, Inc.	493	55,807
Alexion Pharmaceuticals, Inc.*	62	10,946
Amgen, Inc.	162	38,546
Biogen, Inc.*	43	11,502
Gilead Sciences, Inc.	351	23,205
Incyte Corp.*	53	4,440
Regeneron Pharmaceuticals, Inc.*	30	15,073
Vertex Pharmaceuticals, Inc.*	73	15,230
		174,749
Building Products - 0.7%
A O Smith Corp.	37	2,630
Allegion plc	26	3,652
Carrier Global Corp.	228	10,472
Fortune Brands Home & Security, Inc.	39	4,023
Johnson Controls International plc	201	13,375
Masco Corp.	71	4,282
Trane Technologies plc	66	12,302
		50,736
Capital Markets - 4.1%
Ameriprise Financial, Inc.	33	8,575
Bank of New York Mellon Corp. (The)	225	11,718
BlackRock, Inc.	40	35,082
Cboe Global Markets, Inc.	30	3,339
Charles Schwab Corp. (The)	418	30,869
CME Group, Inc.	101	22,095
Franklin Resources, Inc.	75	2,566
Goldman Sachs Group, Inc. (The)	96	35,714
Intercontinental Exchange, Inc.	157	17,722
Invesco Ltd.	104	2,967
MarketAxess Holdings, Inc.	11	5,132
Moody's Corp.	45	15,091
Morgan Stanley	419	38,108
MSCI, Inc.	23	10,767
Nasdaq, Inc.	33	5,526
Northern Trust Corp.	58	7,029
Raymond James Financial, Inc.	35	4,641
S&P Global, Inc.(a)	67	25,424
State Street Corp.	97	8,437
T. Rowe Price Group, Inc.	64	12,246
		303,048
Chemicals - 2.6%
Air Products and Chemicals, Inc.	62	18,579
Albemarle Corp.	33	5,514
Celanese Corp.	32	5,294
CF Industries Holdings, Inc.	59	3,137
Corteva, Inc.	207	9,418
Dow, Inc.	208	14,231
DuPont de Nemours, Inc.	150	12,688
Eastman Chemical Co.	38	4,765
Ecolab, Inc.	70	15,056
FMC Corp.	36	4,201
International Flavors & Fragrances, Inc.	70	9,917
Linde plc	146	43,888

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	72	8,109
Mosaic Co. (The)	95	3,433
PPG Industries, Inc.	66	11,862
Sherwin-Williams Co. (The)	68	19,280
		189,372
Commercial Services & Supplies - 0.5%
Cintas Corp.	25	8,838
Copart, Inc.*	58	7,483
Republic Services, Inc.	59	6,442
Rollins, Inc.	61	2,079
Waste Management, Inc.	109	15,334
		40,176
Construction & Engineering - 0.1%
Quanta Services, Inc.	39	3,719

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	18	6,546
Vulcan Materials Co.	37	6,783
		13,329
Consumer Finance - 0.9%
American Express Co.	183	29,304
Capital One Financial Corp.	128	20,580
Discover Financial Services	86	10,084
Synchrony Financial	151	7,159
		67,127
Containers & Packaging - 0.5%
Amcor plc(a)	436	5,145
Avery Dennison Corp.	24	5,293
Ball Corp.	91	7,477
International Paper Co.	109	6,878
Packaging Corp. of America	27	4,013
Sealed Air Corp.	43	2,445
WestRock Co.	73	4,257
		35,508
Distributors - 0.2%
Genuine Parts Co.	40	5,245
LKQ Corp.*	77	3,924
Pool Corp.	11	4,802
		13,971
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc., Class B*	532	153,982

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	1,992	58,625
Lumen Technologies, Inc.	274	3,792
Verizon Communications, Inc.	1,156	65,302
		127,719
Electric Utilities - 2.2%
Alliant Energy Corp.	69	3,943
American Electric Power Co., Inc.	138	11,868
Duke Energy Corp.	214	21,447
Edison International	105	5,866
Entergy Corp.	56	5,895
Evergy, Inc.	63	3,905
Eversource Energy	95	7,713
Exelon Corp.	272	12,273
FirstEnergy Corp.	151	5,725
NextEra Energy, Inc.	547	40,051
NRG Energy, Inc.	67	2,154
Pinnacle West Capital Corp.	32	2,707
PPL Corp.	214	6,230
Southern Co. (The)	295	18,856
Xcel Energy, Inc.	150	10,632
		159,265
Electrical Equipment - 0.8%
AMETEK, Inc.	65	8,781
Eaton Corp. plc	112	16,268
Emerson Electric Co.	167	15,980
Generac Holdings, Inc.*	18	5,917
Rockwell Automation, Inc.	33	8,703
		55,649
Energy Equipment & Services - 0.3%
Baker Hughes Co.	204	4,977
Halliburton Co.	247	5,545
NOV, Inc.*	108	1,741
Schlumberger NV	390	12,219
		24,482
Entertainment - 2.6%
Activision Blizzard, Inc.	216	21,006
Electronic Arts, Inc.	81	11,577
Live Nation Entertainment, Inc.*	40	3,604
Netflix, Inc.*	124	62,349
Take-Two Interactive Software, Inc.*	32	5,938
Walt Disney Co. (The)*	507	90,576
		195,050
Equity Real Estate Investment Trusts (REITs) - 3.3%
Alexandria Real Estate Equities, Inc.	35	6,239
American Tower Corp.	127	32,443
AvalonBay Communities, Inc.	39	8,071
Boston Properties, Inc.	40	4,702
Crown Castle International Corp.	121	22,930
Digital Realty Trust, Inc.	79	11,973
Duke Realty Corp.	104	4,832
Equinix, Inc.	26	19,155
Equity Residential	95	7,358
Essex Property Trust, Inc.	19	5,611
Extra Space Storage, Inc.	37	5,543
Federal Realty Investment Trust	21	2,401
Healthpeak Properties, Inc.	150	5,007
Host Hotels & Resorts, Inc.*	196	3,365
Iron Mountain, Inc.(a)	80	3,483
Kimco Realty Corp.	120	2,557
Mid-America Apartment Communities, Inc.	32	5,142
Prologis, Inc.	206	24,275
Public Storage	43	12,147
Realty Income Corp.	104	7,114
Regency Centers Corp.	44	2,842
SBA Communications Corp.	31	9,242
Simon Property Group, Inc.	92	11,821
UDR, Inc.	82	3,906
Ventas, Inc.	103	5,711
Vornado Realty Trust	43	2,033
Welltower, Inc.	116	8,673
Weyerhaeuser Co.	208	7,896
		246,472
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	124	46,905
Kroger Co. (The)	213	7,877
Sysco Corp.	142	11,502
Walgreens Boots Alliance, Inc.	200	10,532
Walmart, Inc.	387	54,966
		131,782

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Food Products - 1.3%
Archer-Daniels-Midland Co.	155	10,312
Campbell Soup Co.	56	2,726
Conagra Brands, Inc.	136	5,182
General Mills, Inc.	170	10,686
Hershey Co. (The)	41	7,095
Hormel Foods Corp.	78	3,786
J M Smucker Co. (The)	31	4,132
Kellogg Co.	70	4,584
Kraft Heinz Co. (The)	181	7,890
Lamb Weston Holdings, Inc.	41	3,382
McCormick & Co., Inc. (Non-Voting)	70	6,234
Mondelez International, Inc., Class A	394	25,031
Tyson Foods, Inc., Class A	82	6,519
		97,559
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	35	3,471

Health Care Equipment & Supplies - 4.8%
Abbott Laboratories	495	57,742
ABIOMED, Inc.*	13	3,699
Align Technology, Inc.*	20	11,803
Baxter International, Inc.	141	11,579
Becton Dickinson and Co.	82	19,835
Boston Scientific Corp.*	395	16,807
Cooper Cos., Inc. (The)	14	5,508
Danaher Corp.	177	45,337
DENTSPLY SIRONA, Inc.	61	4,082
Dexcom, Inc.*	28	10,343
Edwards Lifesciences Corp.*	173	16,591
Hologic, Inc.*	71	4,477
IDEXX Laboratories, Inc.*	24	13,395
Intuitive Surgical, Inc.*	33	27,792
Medtronic plc	376	47,598
ResMed, Inc.	41	8,440
STERIS plc	24	4,581
Stryker Corp.	92	23,485
Teleflex, Inc.	13	5,228
West Pharmaceutical Services, Inc.	21	7,298
Zimmer Biomet Holdings, Inc.	58	9,763
		355,383
Health Care Providers & Services - 3.7%
AmerisourceBergen Corp.	41	4,704
Anthem, Inc.	68	27,079
Cardinal Health, Inc.	81	4,542
Centene Corp.*	162	11,923
Cigna Corp.	98	25,367
CVS Health Corp.	366	31,637
DaVita, Inc.*	20	2,401
HCA Healthcare, Inc.	75	16,109
Henry Schein, Inc.*	39	2,966
Humana, Inc.	36	15,757
Laboratory Corp. of America Holdings*	28	7,685
McKesson Corp.	45	8,658
Quest Diagnostics, Inc.	37	4,872
UnitedHealth Group, Inc.	263	108,335
Universal Health Services, Inc., Class B	22	3,512
		275,547
Health Care Technology - 0.1%
Cerner Corp.	84	6,573

Hotels, Restaurants & Leisure - 2.9%
Booking Holdings, Inc.*	12	28,339
Caesars Entertainment, Inc.*	58	6,232
Carnival Corp.*	223	6,592
Chipotle Mexican Grill, Inc.*	9	12,348
Darden Restaurants, Inc.	36	5,156
Domino's Pizza, Inc.	11	4,696
Expedia Group, Inc.*	39	6,901
Hilton Worldwide Holdings, Inc.*	78	9,771
Las Vegas Sands Corp.*	91	5,255
Marriott International, Inc., Class A*	75	10,768
McDonald's Corp.	209	48,883
MGM Resorts International	114	4,887
Norwegian Cruise Line Holdings Ltd.*(a)	101	3,222
Penn National Gaming, Inc.*(a)	42	3,443
Royal Caribbean Cruises Ltd.*	61	5,689
Starbucks Corp.	329	37,467
Wynn Resorts Ltd.*	30	3,956
Yum! Brands, Inc.	84	10,077
		213,682
Household Durables - 0.6%
DR Horton, Inc.	93	8,862
Garmin Ltd.	42	5,974
Leggett & Platt, Inc.	36	1,981
Lennar Corp., Class A	77	7,624
Mohawk Industries, Inc.*	17	3,582
Newell Brands, Inc.	104	2,984
NVR, Inc.*	1	4,887
PulteGroup, Inc.	74	4,276
Whirlpool Corp.	18	4,268
		44,438
Household Products - 1.9%
Church & Dwight Co., Inc.	69	5,915
Clorox Co. (The)	35	6,186
Colgate-Palmolive Co.	236	19,772
Kimberly-Clark Corp.	95	12,410
Procter & Gamble Co. (The)	688	92,777
		137,060
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	186	4,726

Industrial Conglomerates - 1.7%
3M Co.	162	32,892
General Electric Co.	2,450	34,447
Honeywell International, Inc.	194	44,797
Roper Technologies, Inc.	30	13,500
		125,636
Insurance - 2.7%
Aflac, Inc.	178	10,089
Allstate Corp. (The)	84	11,475
American International Group, Inc.	241	12,734
Aon plc, Class A(a)	64	16,216
Arthur J Gallagher & Co.	57	8,357
Assurant, Inc.	17	2,739
Chubb Ltd.	126	21,419
Cincinnati Financial Corp.	42	5,112
Everest Re Group Ltd.	11	2,860
Globe Life, Inc.	27	2,846

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Hartford Financial Services Group, Inc. (The)	99	6,470
Lincoln National Corp.	50	3,489
Loews Corp.	63	3,678
Marsh & McLennan Cos., Inc.	143	19,784
MetLife, Inc.	210	13,726
Principal Financial Group, Inc.	70	4,577
Progressive Corp. (The)	163	16,150
Prudential Financial, Inc.	111	11,874
Travelers Cos., Inc. (The)	71	11,339
Unum Group	56	1,734
W R Berkley Corp.	38	2,964
Willis Towers Watson plc	36	9,409
		199,041
Interactive Media & Services - 8.5%
Alphabet, Inc., Class A*	85	200,332
Alphabet, Inc., Class C*	81	195,336
Facebook, Inc., Class A*	672	220,907
Twitter, Inc.*	223	12,934
		629,509
Internet & Direct Marketing Retail - 5.5%
Amazon.com, Inc.*	120	386,768
eBay, Inc.	180	10,958
Etsy, Inc.*	35	5,766
		403,492
Leisure Products - 0.0%(b)
Hasbro, Inc.	35	3,359

Life Sciences Tools & Services - 1.6%
Agilent Technologies, Inc.	85	11,741
Bio-Rad Laboratories, Inc., Class A*	7	4,217
Charles River Laboratories International, Inc.*	14	4,732
Illumina, Inc.*	41	16,631
IQVIA Holdings, Inc.*	54	12,969
Mettler-Toledo International, Inc.*	7	9,107
PerkinElmer, Inc.	32	4,642
Thermo Fisher Scientific, Inc.	110	51,645
Waters Corp.*	18	5,800
		121,484
Machinery - 2.4%
Caterpillar, Inc.	153	36,885
Cummins, Inc.	42	10,806
Deere & Co.	88	31,777
Dover Corp.	40	6,020
Fortive Corp.	94	6,817
IDEX Corp.	21	4,676
Illinois Tool Works, Inc.	81	18,772
Ingersoll Rand, Inc.*	104	5,162
Otis Worldwide Corp.	114	8,930
PACCAR, Inc.	96	8,790
Parker-Hannifin Corp.	36	11,093
Pentair plc	45	3,104
Snap-on, Inc.	16	4,074
Stanley Black & Decker, Inc.	45	9,756
Westinghouse Air Brake Technologies Corp.	50	4,138
Xylem, Inc.	51	6,024
		176,824
Media - 1.8%
Charter Communications, Inc., Class A*(a)	40	27,781
Comcast Corp., Class A	1,276	73,166
Discovery, Inc., Class A*(a)	44	1,413
Discovery, Inc., Class C*	80	2,404
DISH Network Corp., Class A*	68	2,959
Fox Corp., Class A	93	3,474
Fox Corp., Class B	42	1,524
Interpublic Group of Cos., Inc. (The)	108	3,638
News Corp., Class A	108	2,915
News Corp., Class B	34	873
Omnicom Group, Inc.	59	4,852
ViacomCBS, Inc.	164	6,957
		131,956
Metals & Mining - 0.6%
Freeport-McMoRan, Inc.	406	17,344
Newmont Corp.	224	16,460
Nucor Corp.	84	8,613
		42,417
Multiline Retail - 0.7%
Dollar General Corp.	68	13,801
Dollar Tree, Inc.*	65	6,338
Target Corp.	140	31,769
		51,908
Multi-Utilities - 1.1%
Ameren Corp.	70	5,894
CenterPoint Energy, Inc.	154	3,896
CMS Energy Corp.	80	5,019
Consolidated Edison, Inc.	95	7,338
Dominion Energy, Inc.	224	17,055
DTE Energy Co.	55	7,590
NiSource, Inc.	109	2,780
Public Service Enterprise Group, Inc.	141	8,759
Sempra Energy	88	11,923
WEC Energy Group, Inc.	88	8,264
		78,518
Oil, Gas & Consumable Fuels - 3.4%
APA Corp.	104	2,163
Cabot Oil & Gas Corp.	111	1,820
Chevron Corp.	540	56,047
ConocoPhillips	377	21,014
Devon Energy Corp.	164	4,356
Diamondback Energy, Inc.	50	4,003
EOG Resources, Inc.	163	13,095
Exxon Mobil Corp.	1,182	68,993
Hess Corp.	75	6,286
HollyFrontier Corp.	41	1,331
Kinder Morgan, Inc.	543	9,959
Marathon Oil Corp.	220	2,664
Marathon Petroleum Corp.	182	11,248
Occidental Petroleum Corp.	232	6,023
ONEOK, Inc.	124	6,540
Phillips 66	122	10,275
Pioneer Natural Resources Co.	57	8,675
Valero Energy Corp.	114	9,166
Williams Cos., Inc. (The)	338	8,903
		252,561
Personal Products - 0.3%
Estee Lauder Cos., Inc. (The), Class A	65	19,924

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	625	41,075
Catalent, Inc.*	47	4,927
Eli Lilly & Co.	223	44,542
Johnson & Johnson	734	124,230
Merck & Co., Inc.	707	53,654
Perrigo Co. plc	36	1,661
Pfizer, Inc.	1,558	60,341
Viatris, Inc.	336	5,121
Zoetis, Inc.	133	23,498
		359,049
Professional Services - 0.6%
Equifax, Inc.	35	8,226
IHS Markit Ltd.	105	11,058
Jacobs Engineering Group, Inc.	36	5,115
Leidos Holdings, Inc.	37	3,802
Nielsen Holdings plc	99	2,694
Robert Half International, Inc.	32	2,841
Verisk Analytics, Inc.	45	7,777
		41,513
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	93	8,164

Road & Rail - 1.4%
CSX Corp.	213	21,325
JB Hunt Transport Services, Inc.	24	4,117
Kansas City Southern	26	7,740
Norfolk Southern Corp.	71	19,944
Old Dominion Freight Line, Inc.	28	7,433
Union Pacific Corp.	187	42,024
		102,583
Specialty Retail - 3.1%
Advance Auto Parts, Inc.	19	3,605
AutoZone, Inc.*	7	9,846
Best Buy Co., Inc.	65	7,556
CarMax, Inc.*	45	5,184
Gap, Inc. (The)	56	1,873
Home Depot, Inc. (The)	301	95,992
L Brands, Inc.*	64	4,472
Lowe's Cos., Inc.	204	39,745
O'Reilly Automotive, Inc.*	21	11,237
Ross Stores, Inc.	100	12,639
TJX Cos., Inc. (The)	335	22,626
Tractor Supply Co.	33	5,996
Ulta Beauty, Inc.*	16	5,526
		226,297
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands, Inc.	96	1,876
NIKE, Inc., Class B	355	48,443
PVH Corp.*	21	2,411
Ralph Lauren Corp.*	14	1,737
Tapestry, Inc.*	77	3,457
Under Armour, Inc., Class A*	52	1,174
Under Armour, Inc., Class C*	54	1,029
VF Corp.	89	7,095
		67,222
Tobacco - 0.9%
Altria Group, Inc.	519	25,545
Philip Morris International, Inc.	435	41,947
		67,492
Trading Companies & Distributors - 0.3%
Fastenal Co.	160	8,487
United Rentals, Inc.*	20	6,679
WW Grainger, Inc.	13	6,008
		21,174
Water Utilities - 0.1%
American Water Works Co., Inc.	51	7,906

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	164	23,198

TOTAL COMMON STOCKS (COST $7,307,688)		7,352,817

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class
0.03% (Cost $1,164)	1,164	1,164

Total Investments - 99.8% (Cost $7,308,852)		7,353,981
Other assets less liabilities - 0.2%		17,886
Net Assets - 100.0%		7,371,867

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $66,850, collateralized in the form of cash with a value of $1,164 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $67,682 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $68,846.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $1,164.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$217,187
Aggregate gross unrealized depreciation	(192,318)
Net unrealized appreciation	$24,869
Federal income tax cost	$7,329,112

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS(a) - 61.7%

Banks - 16.1%
Bank of America Corp.	604,025	25,604,620
Bank OZK	9,983	426,374
BOK Financial Corp.	2,528	230,149
Citigroup, Inc.	172,334	13,564,409
Citizens Financial Group, Inc.	35,096	1,751,290
Comerica, Inc.	11,488	901,693
Commerce Bancshares, Inc.(b)	8,698	677,400
Cullen/Frost Bankers, Inc.(b)	4,646	560,819
East West Bancorp, Inc.	11,687	873,954
Fifth Third Bancorp	58,703	2,473,744
First Citizens BancShares, Inc., Class A(b)	599	515,499
First Financial Bankshares, Inc.	11,745	591,361
First Horizon Corp.	45,864	874,627
First Republic Bank	14,527	2,781,049
FNB Corp.	26,547	355,995
Glacier Bancorp, Inc.	7,877	458,835
Home BancShares, Inc.	12,541	343,122
Huntington Bancshares, Inc.	83,985	1,332,002
JPMorgan Chase & Co.	251,937	41,378,133
KeyCorp	79,986	1,842,877
M&T Bank Corp.	10,620	1,706,528
People's United Financial, Inc.	35,132	664,346
Pinnacle Financial Partners, Inc.	6,273	570,341
PNC Financial Services Group, Inc. (The)	35,009	6,815,552
Popular, Inc.	6,954	567,516
Prosperity Bancshares, Inc.	7,670	577,168
Regions Financial Corp.	79,315	1,856,764
Signature Bank	4,713	1,177,072
SVB Financial Group*	4,455	2,596,775
Synovus Financial Corp.	12,273	602,850
TCF Financial Corp.	12,599	598,453
Truist Financial Corp.	111,228	6,871,666
UMB Financial Corp.	3,579	346,125
Umpqua Holdings Corp.	18,197	347,199
United Bankshares, Inc.	10,649	438,632
US Bancorp	112,839	6,858,354
Valley National Bancorp	33,487	479,534
Webster Financial Corp.	7,457	422,663
Wells Fargo & Co.	341,324	15,946,657
Western Alliance Bancorp	8,539	853,985
Wintrust Financial Corp.	4,697	377,733
Zions Bancorp NA	13,559	784,795
		148,998,660
Capital Markets - 11.6%
Affiliated Managers Group, Inc.	3,516	576,624
Ameriprise Financial, Inc.	9,643	2,505,637
Apollo Global Management, Inc.	17,426	999,207
Ares Management Corp.	8,926	492,537
Bank of New York Mellon Corp. (The)	66,607	3,468,892
BlackRock, Inc.	11,720	10,278,909
Blackstone Group, Inc. (The), Class A	56,454	5,231,592
Carlyle Group, Inc. (The)	9,647	420,995
Cboe Global Markets, Inc.	8,852	985,228
Charles Schwab Corp. (The)	123,560	9,124,906
CME Group, Inc.	29,643	6,484,703
Coinbase Global, Inc., Class A*	1,296	306,556
FactSet Research Systems, Inc.	3,138	1,049,222
Federated Hermes, Inc., Class B	7,770	247,086
Franklin Resources, Inc.	22,533	770,854
Goldman Sachs Group, Inc. (The)	28,404	10,566,856
Interactive Brokers Group, Inc., Class A	6,671	448,691
Intercontinental Exchange, Inc.	46,378	5,235,149
Invesco Ltd.	31,083	886,798
Janus Henderson Group plc	14,088	542,529
Jefferies Financial Group, Inc.	16,716	537,085
KKR & Co., Inc.	47,611	2,651,457
Lazard Ltd., Class A	9,308	439,151
LPL Financial Holdings, Inc.	6,582	973,346
MarketAxess Holdings, Inc.	3,140	1,464,936
Moody's Corp.	13,283	4,454,454
Morgan Stanley	123,877	11,266,613
Morningstar, Inc.	1,770	417,702
MSCI, Inc.	6,816	3,190,774
Nasdaq, Inc.	9,523	1,594,721
Northern Trust Corp.	17,202	2,084,710
Raymond James Financial, Inc.	10,114	1,341,015
S&P Global, Inc.(b)	19,874	7,541,587
SEI Investments Co.	9,832	623,742
State Street Corp.	29,045	2,526,334
Stifel Financial Corp.	8,667	600,450
T. Rowe Price Group, Inc.	18,823	3,601,781
Tradeweb Markets, Inc., Class A	8,391	702,998
Virtu Financial, Inc., Class A	6,917	210,623
		106,846,450
Consumer Finance - 2.6%
Ally Financial, Inc.	30,881	1,689,500
American Express Co.	53,873	8,626,683
Capital One Financial Corp.	37,918	6,096,456
Credit Acceptance Corp.*(b)	960	429,562
Discover Financial Services	25,324	2,969,492
FirstCash, Inc.	3,387	270,012
Green Dot Corp., Class A*	4,459	180,991
LendingTree, Inc.*	900	184,725
OneMain Holdings, Inc.	7,539	436,056
PROG Holdings, Inc.	5,592	294,810
Santander Consumer USA Holdings, Inc.	5,815	220,388
SLM Corp.	27,667	560,257
Synchrony Financial	44,839	2,125,817
		24,084,749
Diversified Financial Services - 5.1%
Berkshire Hathaway, Inc., Class B*	157,423	45,564,513
Equitable Holdings, Inc.	32,360	1,027,430
Voya Financial, Inc.	10,219	669,549
		47,261,492
Equity Real Estate Investment Trusts (REITs) - 10.9%
Alexandria Real Estate Equities, Inc.	10,497	1,871,195
American Campus Communities, Inc.	11,364	535,926
American Homes 4 Rent, Class A	22,185	844,583
American Tower Corp.	37,465	9,570,809
Americold Realty Trust(b)	20,839	792,299
Apartment Income REIT Corp.	12,292	572,561
Apartment Investment and Management Co., Class A	12,292	86,659
AvalonBay Communities, Inc.	11,519	2,383,742

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Boston Properties, Inc.	11,706	1,376,157
Brixmor Property Group, Inc.	24,501	556,418
Camden Property Trust	8,053	1,009,685
CoreSite Realty Corp.	3,528	427,770
Corporate Office Properties Trust	9,265	255,714
Cousins Properties, Inc.	12,266	454,946
Crown Castle International Corp.	35,607	6,747,527
CubeSmart	16,491	722,141
CyrusOne, Inc.	9,947	733,591
Digital Realty Trust, Inc.	23,208	3,517,405
Douglas Emmett, Inc.	13,620	472,887
Duke Realty Corp.	30,860	1,433,756
EastGroup Properties, Inc.	3,276	517,870
Equinix, Inc.	7,371	5,430,363
Equity Commonwealth	10,041	275,525
Equity LifeStyle Properties, Inc.	13,983	990,835
Equity Residential	28,307	2,192,377
Essex Property Trust, Inc.	5,365	1,584,231
Extra Space Storage, Inc.	10,904	1,633,528
Federal Realty Investment Trust	5,766	659,285
First Industrial Realty Trust, Inc.	10,662	539,924
Gaming and Leisure Properties, Inc.	18,067	837,586
Healthcare Realty Trust, Inc.	11,538	350,063
Healthcare Trust of America, Inc., Class A	18,061	495,052
Healthpeak Properties, Inc.	44,473	1,484,509
Highwoods Properties, Inc.	8,577	391,797
Host Hotels & Resorts, Inc.*	58,237	999,929
Hudson Pacific Properties, Inc.	12,464	361,331
Invitation Homes, Inc.	46,830	1,698,524
Iron Mountain, Inc.(b)	23,813	1,036,818
JBG SMITH Properties	9,124	293,884
Kilroy Realty Corp.	8,740	613,635
Kimco Realty Corp.	35,704	760,852
Lamar Advertising Co., Class A	7,138	748,205
Lexington Realty Trust	22,916	283,700
Life Storage, Inc.	6,227	619,213
Medical Properties Trust, Inc.	47,884	1,013,704
Mid-America Apartment Communities, Inc.	9,447	1,518,133
National Health Investors, Inc.	3,729	245,778
National Retail Properties, Inc.	14,473	670,824
Omega Healthcare Investors, Inc.	19,137	700,797
Physicians Realty Trust	17,390	315,281
PotlatchDeltic Corp.	5,523	332,485
Prologis, Inc.	61,058	7,195,075
PS Business Parks, Inc.	1,658	256,924
Public Storage	12,553	3,545,972
Rayonier, Inc.	11,380	434,602
Realty Income Corp.	30,828	2,108,635
Regency Centers Corp.	13,042	842,513
Rexford Industrial Realty, Inc.	10,853	599,411
Sabra Health Care REIT, Inc.	17,394	303,873
SBA Communications Corp.	9,027	2,691,129
Simon Property Group, Inc.	27,125	3,485,291
SL Green Realty Corp.	5,724	453,455
Spirit Realty Capital, Inc.	9,481	448,072
STORE Capital Corp.	19,803	681,223
Sun Communities, Inc.	9,216	1,542,943
UDR, Inc.	24,506	1,167,221
Ventas, Inc.	30,930	1,715,069
VEREIT, Inc.	18,909	899,501
VICI Properties, Inc.	44,292	1,378,810
Vornado Realty Trust	12,954	612,465
Welltower, Inc.	34,461	2,576,649
Weyerhaeuser Co.	61,741	2,343,688
WP Carey, Inc.	14,478	1,092,365
		100,336,695
Insurance - 7.8%
Aflac, Inc.	52,874	2,996,898
Alleghany Corp.*	1,158	829,788
Allstate Corp. (The)	25,004	3,415,796
American Financial Group, Inc.	5,778	768,821
American International Group, Inc.	71,400	3,772,776
Aon plc, Class A(b)	18,654	4,726,364
Arch Capital Group Ltd.*	33,271	1,327,180
Arthur J Gallagher & Co.	16,915	2,479,908
Assurant, Inc.	4,777	769,814
Athene Holding Ltd., Class A*	10,283	644,024
Axis Capital Holdings Ltd.	6,618	354,990
Brighthouse Financial, Inc.*	7,214	351,033
Brown & Brown, Inc.	19,332	1,015,317
Chubb Ltd.	37,173	6,319,038
Cincinnati Financial Corp.	12,375	1,506,161
CNA Financial Corp.	2,244	107,286
Enstar Group Ltd.*	1,090	276,740
Erie Indemnity Co., Class A	2,062	414,730
Everest Re Group Ltd.	3,304	858,908
Fidelity National Financial, Inc.	24,042	1,129,734
First American Financial Corp.	9,072	583,420
Globe Life, Inc.	7,842	826,704
Hanover Insurance Group, Inc. (The)	3,002	418,749
Hartford Financial Services Group, Inc. (The)	29,520	1,929,132
Kemper Corp.	5,081	380,414
Lincoln National Corp.	14,895	1,039,522
Loews Corp.	18,737	1,093,866
Markel Corp.*	1,139	1,395,833
Marsh & McLennan Cos., Inc.	41,955	5,804,474
Mercury General Corp.	2,195	139,602
MetLife, Inc.	62,067	4,056,699
Old Republic International Corp.	23,353	613,250
Primerica, Inc.	3,248	526,858
Principal Financial Group, Inc.	20,933	1,368,809
Progressive Corp. (The)	48,357	4,791,212
Prudential Financial, Inc.	32,776	3,506,049
Reinsurance Group of America, Inc.	5,613	707,406
RenaissanceRe Holdings Ltd.	4,189	645,609
RLI Corp.	3,282	346,185
Selective Insurance Group, Inc.	4,947	372,361
Travelers Cos., Inc. (The)	20,820	3,324,954
Unum Group	16,823	521,008
W R Berkley Corp.	11,570	902,344
White Mountains Insurance Group Ltd.	259	309,080
Willis Towers Watson plc	10,649	2,783,223
		72,452,069
IT Services - 6.3%
Mastercard, Inc., Class A	72,386	26,100,944
Visa, Inc., Class A	140,034	31,829,728
		57,930,672
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
AGNC Investment Corp.	44,413	823,417
Annaly Capital Management, Inc.	115,460	1,070,314

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Blackstone Mortgage Trust, Inc., Class A	12,142	388,908
New Residential Investment Corp.	37,959	401,606
Starwood Property Trust, Inc.	23,566	598,341
		3,282,586
Professional Services - 0.3%
CoStar Group, Inc.*	3,254	2,778,916

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A*	27,706	2,432,033
Howard Hughes Corp. (The)*	3,729	394,640
Jones Lang LaSalle, Inc.*	4,223	854,102
		3,680,775
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd.	9,314	445,582
MGIC Investment Corp.	27,954	411,483
New York Community Bancorp, Inc.	38,451	460,258
Radian Group, Inc.	15,825	369,514
Rocket Cos., Inc., Class A(b)	9,524	168,670
TFS Financial Corp.	3,937	87,244
		1,942,751
TOTAL COMMON STOCKS (COST $426,453,531)		569,595,815

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(d)

INVESTMENT COMPANIES - 0.0%(d)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $377,197)	377,197	377,197

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 17.5%

REPURCHASE AGREEMENTS(e) - 17.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $161,844,342
(Cost $161,844,317)	161,844,317	161,844,317

Total Investments - 79.2% (Cost $588,675,045)		731,817,329
Other assets less liabilities - 20.8%		191,899,550
Net Assets - 100.0%		923,716,879

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $188,244,242.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $3,646,744, collateralized in the form of cash with a value of $377,197 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,366,860 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $3,744,057.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $377,197.
(d)	Represents less than 0.05% of net assets.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$338,956,011
Aggregate gross unrealized depreciation	(6,145,263)
Net unrealized appreciation	$332,810,748
Federal income tax cost	$589,762,296

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2021

Swap Agreementsa

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
203,313,422	11/7/2022	Bank of America NA	0.65%	Dow Jones U.S. FinancialsSM Index[f]	49,639,043	(49,639,043)	—	—
112,206,294	11/7/2022	BNP Paribas SA	0.65%	Dow Jones U.S. FinancialsSM Index[f]	24,927,270	(24,825,653)	(101,617)	—
217,867,478	11/6/2023	Citibank NA	0.76%	Dow Jones U.S. FinancialsSM Index[f]	26,100,628	—	(25,710,000)	390,628
147,552,323	11/8/2021	Credit Suisse International	0.65%	Dow Jones U.S. FinancialsSM Index[f]	28,534,445	—	(28,275,068)	259,377
100,516,686	11/7/2022	Goldman Sachs International	0.56%	Dow Jones U.S. FinancialsSM Index[f]	17,281,474	(17,281,474)	—	—
10,579,979	11/7/2022	Morgan Stanley & Co. International plc	0.07%	Dow Jones U.S. FinancialsSM Index[f]	2,040,929	(2,040,929)	—	—
346,130,570	11/7/2022	Societe Generale	0.80%	Dow Jones U.S. FinancialsSM Index[f]	20,008,842	(20,008,842)	—	—
141,573,780	11/7/2022	UBS AG	0.75%	Dow Jones U.S. FinancialsSM Index[f]	22,223,084	—	(21,990,000)	233,084
1,279,740,532					190,755,715
				Total Unrealized Appreciation	190,755,715

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
f	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS(a) - 83.4%

Aerospace & Defense - 0.8%
Axon Enterprise, Inc.*	4,264	599,475
Curtiss-Wright Corp.	2,737	343,001
Hexcel Corp.*	5,589	332,322
Mercury Systems, Inc.*	3,753	245,634
		1,520,432
Air Freight & Logistics - 0.5%
XPO Logistics, Inc.*	6,833	1,003,973

Airlines - 0.2%
JetBlue Airways Corp.*	21,128	424,673

Auto Components - 1.5%
Adient plc*	6,287	314,727
Dana, Inc.	9,672	262,401
Fox Factory Holding Corp.*	2,795	434,567
Gentex Corp.	16,290	578,295
Goodyear Tire & Rubber Co. (The)*	15,597	309,289
Lear Corp.	3,657	707,118
Visteon Corp.*	1,866	228,510
		2,834,907
Automobiles - 0.5%
Harley-Davidson, Inc.	10,249	496,769
Thor Industries, Inc.	3,701	455,223
		951,992
Banks - 6.3%
Associated Banc-Corp.	10,217	234,889
BancorpSouth Bank	6,442	196,996
Bank of Hawaii Corp.	2,683	240,772
Bank OZK	8,082	345,182
Cathay General Bancorp	4,997	208,275
CIT Group, Inc.	6,599	349,615
Commerce Bancshares, Inc.	7,044	548,587
Cullen/Frost Bankers, Inc.	3,758	453,628
East West Bancorp, Inc.	9,464	707,718
First Financial Bankshares, Inc.	9,510	478,829
First Horizon Corp.	37,135	708,164
FNB Corp.	21,495	288,248
Fulton Financial Corp.	10,854	188,100
Glacier Bancorp, Inc.	6,380	371,635
Hancock Whitney Corp.	5,800	287,158
Home BancShares, Inc.	10,157	277,896
International Bancshares Corp.	3,724	172,794
PacWest Bancorp	7,809	352,733
Pinnacle Financial Partners, Inc.	5,080	461,874
Prosperity Bancshares, Inc.	6,213	467,528
Signature Bank	3,815	952,796
Sterling Bancorp	12,933	344,535
Synovus Financial Corp.	9,937	488,105
TCF Financial Corp.	10,202	484,595
Texas Capital Bancshares, Inc.*	3,374	232,401
Trustmark Corp.	4,239	142,218
UMB Financial Corp.	2,899	280,362
Umpqua Holdings Corp.	14,735	281,144
United Bankshares, Inc.	8,622	355,140
Valley National Bancorp	27,116	388,301
Webster Financial Corp.	6,036	342,121
Wintrust Financial Corp.	3,803	305,837
		11,938,176
Beverages - 0.3%
Boston Beer Co., Inc. (The), Class A*	615	650,768

Biotechnology - 1.5%
Arrowhead Pharmaceuticals, Inc.*	6,939	503,771
Emergent BioSolutions, Inc.*	3,029	183,709
Exelixis, Inc.*	20,858	470,348
Halozyme Therapeutics, Inc.*(b)	8,501	352,026
Ligand Pharmaceuticals, Inc.*	1,111	130,765
Neurocrine Biosciences, Inc.*	6,280	604,262
United Therapeutics Corp.*	2,978	553,610
		2,798,491
Building Products - 1.7%
Builders FirstSource, Inc.*	13,798	614,563
Lennox International, Inc.	2,296	803,439
Owens Corning	7,015	748,150
Simpson Manufacturing Co., Inc.	2,897	325,391
Trex Co., Inc.*	7,742	754,148
		3,245,691
Capital Markets - 2.2%
Affiliated Managers Group, Inc.	2,849	467,236
Evercore, Inc., Class A	2,809	409,721
FactSet Research Systems, Inc.	2,539	848,940
Federated Hermes, Inc., Class B	6,291	200,054
Interactive Brokers Group, Inc., Class A	5,401	363,271
Janus Henderson Group plc	11,407	439,283
Jefferies Financial Group, Inc.	13,537	434,944
SEI Investments Co.	7,963	505,173
Stifel Financial Corp.	7,018	486,207
		4,154,829
Chemicals - 2.3%
Ashland Global Holdings, Inc.	3,650	346,166
Avient Corp.	6,103	317,234
Cabot Corp.	3,785	240,650
Chemours Co. (The)	11,042	396,739
Ingevity Corp.*	2,710	223,060
Minerals Technologies, Inc.	2,263	196,881
NewMarket Corp.	489	167,839
Olin Corp.	9,546	466,704
RPM International, Inc.	8,698	813,524
Scotts Miracle-Gro Co. (The)	2,718	590,812
Sensient Technologies Corp.	2,836	246,023
Valvoline, Inc.	12,129	400,257
		4,405,889
Commercial Services & Supplies - 1.5%
Brink's Co. (The)	3,310	249,607
Clean Harbors, Inc.*	3,370	313,747
Healthcare Services Group, Inc.	4,995	149,800
Herman Miller, Inc.	3,943	188,475
IAA, Inc.*	8,995	512,445
KAR Auction Services, Inc.*(b)	8,671	155,558
MSA Safety, Inc.	2,430	408,386
Stericycle, Inc.*	6,124	481,101
Tetra Tech, Inc.	3,625	433,079
		2,892,198
Communications Equipment - 0.7%
Ciena Corp.*	10,373	548,420
Lumentum Holdings, Inc.*	5,061	411,814
NetScout Systems, Inc.*	4,910	144,354
Viasat, Inc.*	4,549	241,916
		1,346,504

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Construction & Engineering - 1.2%
AECOM*	9,875	641,974
Dycom Industries, Inc.*	2,047	153,361
EMCOR Group, Inc.	3,663	461,941
Fluor Corp.*	8,375	154,937
MasTec, Inc.*	3,770	438,564
Valmont Industries, Inc.	1,418	351,664
		2,202,441
Construction Materials - 0.2%
Eagle Materials, Inc.*	2,804	411,515

Consumer Finance - 0.7%
FirstCash, Inc.	2,744	218,752
LendingTree, Inc.*	728	149,422
Navient Corp.	12,286	224,465
PROG Holdings, Inc.	4,528	238,716
SLM Corp.	22,406	453,722
		1,285,077
Containers & Packaging - 0.8%
AptarGroup, Inc.	4,356	641,682
Greif, Inc., Class A	1,773	109,412
Silgan Holdings, Inc.	5,224	220,087
Sonoco Products Co.	6,717	453,532
		1,424,713
Diversified Consumer Services - 0.9%
Adtalem Global Education, Inc.*	3,353	121,982
Graham Holdings Co., Class B	270	178,886
Grand Canyon Education, Inc.*	3,134	285,006
H&R Block, Inc.	12,262	304,343
Service Corp. International	11,327	600,557
Strategic Education, Inc.	1,632	115,611
WW International, Inc.*	3,182	125,053
		1,731,438
Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc.*	7,900	301,859

Electric Utilities - 0.9%
ALLETE, Inc.	3,475	239,393
Hawaiian Electric Industries, Inc.	7,299	314,222
IDACORP, Inc.	3,374	330,483
OGE Energy Corp.	13,372	461,334
PNM Resources, Inc.	5,738	281,851
		1,627,283
Electrical Equipment - 1.4%
Acuity Brands, Inc.	2,409	447,472
EnerSys	2,854	268,961
Hubbell, Inc.	3,630	692,023
nVent Electric plc	11,243	365,847
Regal Beloit Corp.	2,716	386,297
Sunrun, Inc.*(b)	10,699	478,459
		2,639,059
Electronic Equipment, Instruments & Components - 2.7%
Arrow Electronics, Inc.*	4,987	600,086
Avnet, Inc.	6,644	292,735
Belden, Inc.	2,985	151,041
Cognex Corp.	11,768	934,262
Coherent, Inc.*	1,633	428,842
II-VI, Inc.*(b)	6,998	471,455
Jabil, Inc.	9,052	510,985
Littelfuse, Inc.	1,640	428,434
National Instruments Corp.	8,798	358,958
SYNNEX Corp.	2,760	349,416
Vishay Intertechnology, Inc.	8,867	213,429
Vontier Corp.*	11,268	395,281
		5,134,924
Energy Equipment & Services - 0.2%
ChampionX Corp.*	12,464	330,296

Entertainment - 0.2%
Cinemark Holdings, Inc.*	7,214	163,469
World Wrestling Entertainment, Inc., Class A	3,124	174,444
		337,913
Equity Real Estate Investment Trusts (REITs) - 7.6%
American Campus Communities, Inc.	9,202	433,966
Apartment Income REIT Corp.	9,952	463,564
Brixmor Property Group, Inc.	19,840	450,566
Camden Property Trust	6,522	817,728
CoreSite Realty Corp.	2,859	346,654
Corporate Office Properties Trust	7,500	207,000
Cousins Properties, Inc.	9,932	368,378
CyrusOne, Inc.	8,053	593,909
Douglas Emmett, Inc.	11,027	382,857
EastGroup Properties, Inc.	2,651	419,070
EPR Properties*	4,998	245,652
First Industrial Realty Trust, Inc.	8,633	437,175
Healthcare Realty Trust, Inc.	9,345	283,527
Highwoods Properties, Inc.	6,947	317,339
Hudson Pacific Properties, Inc.	10,092	292,567
JBG SMITH Properties	7,390	238,032
Kilroy Realty Corp.	7,079	497,017
Lamar Advertising Co., Class A	5,782	606,069
Life Storage, Inc.	5,045	501,675
Macerich Co. (The)	7,760	123,462
Medical Properties Trust, Inc.	38,775	820,867
National Retail Properties, Inc.	11,718	543,129
National Storage Affiliates Trust	4,317	199,014
Omega Healthcare Investors, Inc.	15,495	567,427
Park Hotels & Resorts, Inc.*	15,803	328,544
Pebblebrook Hotel Trust	8,779	196,211
Physicians Realty Trust	14,078	255,234
PotlatchDeltic Corp.	4,474	269,335
PS Business Parks, Inc.	1,342	207,956
Rayonier, Inc.	9,214	351,883
Rexford Industrial Realty, Inc.	8,787	485,306
Sabra Health Care REIT, Inc.	14,087	246,100
Service Properties Trust	11,019	138,399
SL Green Realty Corp.	4,636	367,264
Spirit Realty Capital, Inc.	7,679	362,910
STORE Capital Corp.	16,036	551,638
Urban Edge Properties	7,354	142,300
Weingarten Realty Investors	8,025	262,979
		14,322,703
Food & Staples Retailing - 0.7%
BJ's Wholesale Club Holdings, Inc.*	9,178	411,083
Casey's General Stores, Inc.	2,470	545,475
Grocery Outlet Holding Corp.*	5,795	197,436
Sprouts Farmers Market, Inc.*	7,886	209,767
		1,363,761
Food Products - 1.5%
Darling Ingredients, Inc.*	10,870	744,160
Flowers Foods, Inc.	13,162	317,073
Hain Celestial Group, Inc. (The)*	5,477	223,243
Ingredion, Inc.	4,487	425,951

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Lancaster Colony Corp.	1,308	244,164
Pilgrim's Pride Corp.*	3,256	78,274
Post Holdings, Inc.*	4,002	462,351
Sanderson Farms, Inc.	1,329	216,295
Tootsie Roll Industries, Inc.	1,192	37,298
TreeHouse Foods, Inc.*	3,737	182,029
		2,930,838
Gas Utilities - 1.1%
National Fuel Gas Co.	6,095	316,270
New Jersey Resources Corp.	6,435	274,903
ONE Gas, Inc.	3,560	264,579
Southwest Gas Holdings, Inc.	3,826	252,554
Spire, Inc.	3,454	247,514
UGI Corp.	13,942	642,029
		1,997,849
Health Care Equipment & Supplies - 2.8%
Cantel Medical Corp.*	2,515	204,545
Envista Holdings Corp.*	10,702	467,035
Globus Medical, Inc., Class A*	5,167	372,334
Haemonetics Corp.*	3,398	191,851
Hill-Rom Holdings, Inc.	4,437	493,749
ICU Medical, Inc.*	1,314	273,391
Integra LifeSciences Holdings Corp.*	4,738	327,159
LivaNova plc*	3,253	271,756
Masimo Corp.*	3,399	732,825
Neogen Corp.*	3,560	328,624
NuVasive, Inc.*	3,435	234,267
Penumbra, Inc.*	2,266	564,483
Quidel Corp.*	2,575	304,133
STAAR Surgical Co.*	3,113	454,591
		5,220,743
Health Care Providers & Services - 2.6%
Acadia Healthcare Co., Inc.*	5,953	383,135
Amedisys, Inc.*	2,196	567,381
Chemed Corp.	1,072	526,716
Encompass Health Corp.	6,636	569,302
HealthEquity, Inc.*	5,543	460,734
LHC Group, Inc.*	2,112	415,747
Molina Healthcare, Inc.*	3,877	974,523
Patterson Cos., Inc.	5,814	189,188
Progyny, Inc.*	2,449	156,834
R1 RCM, Inc.*	9,210	213,212
Tenet Healthcare Corp.*	7,100	475,061
		4,931,833
Hotels, Restaurants & Leisure - 2.4%
Boyd Gaming Corp.*	5,384	346,676
Choice Hotels International, Inc.*	1,930	233,356
Churchill Downs, Inc.	2,315	461,912
Cracker Barrel Old Country Store, Inc.	1,586	250,144
Jack in the Box, Inc.	1,526	173,353
Marriott Vacations Worldwide Corp.*	2,754	474,487
Papa John's International, Inc.	2,201	206,784
Scientific Games Corp.*	3,763	272,968
Six Flags Entertainment Corp.*	5,068	230,239
Texas Roadhouse, Inc.	4,375	440,606
Travel + Leisure Co.	5,745	374,287
Wendy's Co. (The)	11,972	277,990
Wingstop, Inc.	1,985	283,220
Wyndham Hotels & Resorts, Inc.	6,229	467,549
		4,493,571
Household Durables - 1.3%
Helen of Troy Ltd.*(b)	1,631	343,293
KB Home	5,950	278,519
Taylor Morrison Home Corp., Class A*	8,613	255,117
Tempur Sealy International, Inc.	12,767	491,530
Toll Brothers, Inc.	7,490	488,648
TopBuild Corp.*	2,207	437,096
Tri Pointe Homes, Inc.*	7,969	192,212
		2,486,415
Household Products - 0.1%
Energizer Holdings, Inc.	3,885	178,865

Industrial Conglomerates - 0.4%
Carlisle Cos., Inc.	3,563	685,236

Insurance - 3.5%
Alleghany Corp.*	935	669,993
American Financial Group, Inc.	4,679	622,588
Brighthouse Financial, Inc.*	5,842	284,272
Brown & Brown, Inc.	15,653	822,095
CNO Financial Group, Inc.	9,001	239,066
First American Financial Corp.	7,344	472,293
Hanover Insurance Group, Inc. (The)	2,433	339,379
Kemper Corp.	4,113	307,940
Kinsale Capital Group, Inc.	1,431	238,204
Mercury General Corp.	1,776	112,954
Old Republic International Corp.	18,912	496,629
Primerica, Inc.	2,629	426,450
Reinsurance Group of America, Inc.	4,544	572,680
RenaissanceRe Holdings Ltd.	3,390	522,467
RLI Corp.	2,656	280,155
Selective Insurance Group, Inc.	4,003	301,306
		6,708,471
Interactive Media & Services - 0.2%
TripAdvisor, Inc.*	6,445	280,035
Yelp, Inc.*	4,709	188,878
		468,913
Internet & Direct Marketing Retail - 0.2%
Grubhub, Inc.*	6,234	374,726

IT Services - 1.5%
Alliance Data Systems Corp.	3,322	402,128
Concentrix Corp.*	2,780	424,562
Genpact Ltd.	11,697	535,021
LiveRamp Holdings, Inc.*	4,473	224,723
Maximus, Inc.	4,108	380,688
Sabre Corp.*	21,214	293,814
WEX, Inc.*	2,954	578,718
		2,839,654
Leisure Products - 1.0%
Brunswick Corp.	5,200	531,596
Mattel, Inc.*	23,276	493,684
Polaris, Inc.	3,894	510,971
YETI Holdings, Inc.*(b)	5,012	439,051
		1,975,302
Life Sciences Tools & Services - 1.7%
Bio-Techne Corp.	2,594	1,073,475
Medpace Holdings, Inc.*	1,839	307,223
PRA Health Sciences, Inc.*	4,315	737,520
Repligen Corp.*	3,403	621,422
Syneos Health, Inc.*	5,987	526,257
		3,265,897

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Machinery - 4.4%
AGCO Corp.	4,124	570,638
Colfax Corp.*(b)	7,709	340,738
Crane Co.	3,305	315,594
Donaldson Co., Inc.	8,432	519,327
Flowserve Corp.	8,709	369,174
Graco, Inc.	11,283	854,349
ITT, Inc.	5,783	543,024
Kennametal, Inc.	5,584	209,456
Lincoln Electric Holdings, Inc.	3,989	512,906
Middleby Corp. (The)*	3,720	611,122
Nordson Corp.	3,613	800,966
Oshkosh Corp.	4,572	600,944
Terex Corp.	4,640	242,997
Timken Co. (The)	4,555	402,890
Toro Co. (The)	7,195	799,292
Trinity Industries, Inc.	5,490	152,512
Woodward, Inc.	3,920	498,545
		8,344,474
Marine - 0.1%
Kirby Corp.*	4,017	262,431

Media - 0.8%
Cable One, Inc.	363	659,049
John Wiley & Sons, Inc., Class A	2,911	184,499
New York Times Co. (The), Class A	9,693	415,054
TEGNA, Inc.	14,685	284,742
		1,543,344
Metals & Mining - 2.0%
Cleveland-Cliffs, Inc.*(b)	30,686	617,402
Commercial Metals Co.	8,027	252,610
Compass Minerals International, Inc.	2,271	158,743
Reliance Steel & Aluminum Co.	4,252	714,634
Royal Gold, Inc.	4,386	542,855
Steel Dynamics, Inc.	13,401	836,624
United States Steel Corp.(b)	17,547	454,994
Worthington Industries, Inc.	2,303	152,850
		3,730,712
Multiline Retail - 0.6%
Kohl's Corp.	10,540	584,864
Nordstrom, Inc.*	7,279	244,138
Ollie's Bargain Outlet Holdings, Inc.*(b)	3,805	328,904
		1,157,906
Multi-Utilities - 0.5%
Black Hills Corp.	4,198	276,187
MDU Resources Group, Inc.	13,406	451,246
NorthWestern Corp.	3,384	214,376
		941,809
Oil, Gas & Consumable Fuels - 1.0%
Antero Midstream Corp.(b)	19,130	183,648
Cimarex Energy Co.	6,873	465,646
CNX Resources Corp.*	14,688	200,050
EQT Corp.*	18,642	389,245
Equitrans Midstream Corp.	27,269	224,696
Murphy Oil Corp.	9,652	209,352
World Fuel Services Corp.	4,220	129,681
		1,802,318
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	7,120	478,535

Personal Products - 0.2%
Coty, Inc., Class A*	18,967	168,996
Nu Skin Enterprises, Inc., Class A	3,399	204,484
		373,480
Pharmaceuticals - 0.5%
Jazz Pharmaceuticals plc*	4,016	715,370
Nektar Therapeutics*	12,179	220,075
		935,445
Professional Services - 1.5%
ASGN, Inc.*	3,543	365,248
CACI International, Inc., Class A*	1,687	430,118
CoreLogic, Inc.	4,890	388,755
FTI Consulting, Inc.*	2,289	314,852
Insperity, Inc.	2,376	219,043
KBR, Inc.	9,416	383,608
ManpowerGroup, Inc.	3,677	444,880
Science Applications International Corp.	3,892	349,735
		2,896,239
Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.*	3,417	691,088

Road & Rail - 0.8%
Avis Budget Group, Inc.*	3,455	303,418
Knight-Swift Transportation Holdings, Inc.	8,195	391,147
Landstar System, Inc.	2,566	437,503
Ryder System, Inc.	3,590	293,626
Werner Enterprises, Inc.	3,819	183,274
		1,608,968
Semiconductors & Semiconductor Equipment - 3.2%
Amkor Technology, Inc.	7,154	150,949
Brooks Automation, Inc.	4,962	506,571
Cirrus Logic, Inc.*	3,880	302,912
CMC Materials, Inc.	1,950	300,944
Cree, Inc.*	7,704	770,477
First Solar, Inc.*	5,668	431,391
Lattice Semiconductor Corp.*	9,128	484,423
MKS Instruments, Inc.	3,692	694,945
Semtech Corp.*	4,346	273,798
Silicon Laboratories, Inc.*	2,937	401,077
SolarEdge Technologies, Inc.*	3,448	889,618
Synaptics, Inc.*	2,333	294,728
Universal Display Corp.	2,866	618,655
		6,120,488
Software - 3.1%
ACI Worldwide, Inc.*	7,831	299,614
Aspen Technology, Inc.*(b)	4,519	616,708
Blackbaud, Inc.*	3,234	228,611
CDK Global, Inc.	8,140	426,047
Ceridian HCM Holding, Inc.*	8,754	783,133
CommVault Systems, Inc.*	3,142	239,326
Fair Isaac Corp.*	1,955	989,347
J2 Global, Inc.*	2,839	353,541
Manhattan Associates, Inc.*	4,265	579,955
Paylocity Holding Corp.*	2,508	425,934
Qualys, Inc.*	2,254	217,917
Sailpoint Technologies Holdings, Inc.*	6,112	284,391
Teradata Corp.*	7,287	348,829
		5,793,353

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Specialty Retail - 2.6%
American Eagle Outfitters, Inc.(b)	9,999	354,265
AutoNation, Inc.*	3,683	376,145
Dick's Sporting Goods, Inc.	4,394	428,547
Five Below, Inc.*	3,735	687,688
Foot Locker, Inc.	6,967	440,941
Lithia Motors, Inc., Class A(b)	1,987	699,404
Murphy USA, Inc.	1,694	228,368
RH*	1,091	699,386
Urban Outfitters, Inc.*	4,576	179,196
Williams-Sonoma, Inc.	5,120	868,045
		4,961,985
Technology Hardware, Storage & Peripherals - 0.4%
NCR Corp.*	8,698	419,244
Xerox Holdings Corp.	11,156	261,608
		680,852
Textiles, Apparel & Luxury Goods - 1.1%
Capri Holdings Ltd.*	10,098	572,658
Carter's, Inc.	2,945	301,097
Columbia Sportswear Co.	2,042	209,775
Deckers Outdoor Corp.*	1,883	631,633
Skechers USA, Inc., Class A*	9,135	433,912
		2,149,075
Thrifts & Mortgage Finance - 0.6%
Essent Group Ltd.	7,544	360,905
MGIC Investment Corp.	22,635	333,187
New York Community Bancorp, Inc.	31,134	372,674
Washington Federal, Inc.	4,959	165,333
		1,232,099
Trading Companies & Distributors - 0.8%
GATX Corp.	2,347	231,555
MSC Industrial Direct Co., Inc., Class A	3,123	294,811
Univar Solutions, Inc.*	11,324	306,767
Watsco, Inc.	2,197	640,206
		1,473,339
Water Utilities - 0.4%
Essential Utilities, Inc.	14,929	713,606

Wireless Telecommunication Services - 0.1%
Telephone and Data Systems, Inc.	6,658	171,244

TOTAL COMMON STOCKS (COST $131,512,220)		157,902,608

SECURITIES LENDING REINVESTMENTS(c) - 0.3%

INVESTMENT COMPANIES - 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $517,177)	517,177	517,177

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 1.3%

REPURCHASE AGREEMENTS(d) - 1.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $2,443,726 (Cost $2,443,724)	2,443,724	2,443,724

Total Investments - 85.0% (Cost $134,473,121)		160,863,509
Other assets less liabilities - 15.0%		28,298,678
Net Assets - 100.0%		189,162,187

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,502,578.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $2,991,177, collateralized in the form of cash with a value of $517,177 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $2,601,496 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 30, 2021 – November 15, 2050. The total value of collateral is $3,118,673.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $517,177.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,091,439
Aggregate gross unrealized depreciation	(3,393,336)
Net unrealized appreciation	$54,698,103
Federal income tax cost	$134,830,569

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2021

Futures Contracts Purchased
Ultra MidCap400 had the following open long futures contracts as of May 31, 2021:
	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	35	6/18/2021	USD	$9,543,450	$435,249

Swap Agreementsa

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
25,602,479	12/6/2021	Bank of America NA	0.50%	S&P MidCap 400®	7,126,871	(7,126,871)	—	—

22,997,774	11/8/2021	BNP Paribas SA	0.50%	S&P MidCap 400®	5,871,371	(5,871,371)	—	—

28,758,127	12/6/2021	Citibank NA	0.46%	S&P MidCap 400®	3,848,125	—	(3,830,000)	18,125

27,855,345	11/7/2022	Goldman Sachs International	0.51%	S&P MidCap 400®	858,866
33,795,014	11/7/2022	Goldman Sachs International	0.26%	SPDR® S&P MidCap 400® ETF Trust	806,241
61,650,359					1,665,107	(1,665,107)	—	—
3,439,302	11/7/2022	Morgan Stanley & Co. International plc	(0.07)%	S&P MidCap 400®	190,003	(135,000)	—	55,003

40,715,224	11/7/2022	Societe Generale	0.32%	S&P MidCap 400®	3,618,836	(3,618,836)	—	—

27,871,709	12/6/2021	UBS AG	0.45%	S&P MidCap 400®	5,909,601	—	(5,892,000)	17,601

211,034,974					28,229,914
				Total Unrealized Appreciation	28,229,914

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS(a) - 89.1%

Biotechnology - 72.3%
AC Immune SA*(b)	15,443	94,048
ACADIA Pharmaceuticals, Inc.*	34,454	769,702
Acceleron Pharma, Inc.*	13,051	1,708,245
Adaptimmune Therapeutics plc, ADR*	29,303	147,394
Adicet Bio, Inc.*	6,454	86,613
Adverum Biotechnologies, Inc.*	20,989	72,622
Aeglea BioTherapeutics, Inc.*	10,317	68,195
Affimed NV*	24,698	219,071
Agios Pharmaceuticals, Inc.*(b)	13,254	739,308
Akebia Therapeutics, Inc.*(b)	33,052	116,013
Akero Therapeutics, Inc.*(b)	7,476	195,722
Akouos, Inc.*(b)	7,403	96,683
Alector, Inc.*	17,132	304,950
Alexion Pharmaceuticals, Inc.*	47,324	8,355,052
Alkermes plc*	34,278	777,082
Allakos, Inc.*	11,307	1,146,982
Allogene Therapeutics, Inc.*	30,276	778,093
Allovir, Inc.*	14,011	328,418
Alnylam Pharmaceuticals, Inc.*	25,189	3,576,586
Altimmune, Inc.*	7,996	101,149
ALX Oncology Holdings, Inc.*	8,581	485,341
Amarin Corp. plc, ADR*(b)	83,573	379,421
Amgen, Inc.	94,866	22,572,416
Amicus Therapeutics, Inc.*	56,094	519,430
AnaptysBio, Inc.*	5,895	140,714
Annexon, Inc.*	8,216	173,522
Apellis Pharmaceuticals, Inc.*	17,298	973,531
Applied Molecular Transport, Inc.*(b)	7,507	359,886
Applied Therapeutics, Inc.*	5,484	105,457
Aprea Therapeutics, Inc.*	4,559	19,239
Arbutus Biopharma Corp.*	20,578	58,236
Arcturus Therapeutics Holdings, Inc.*	5,568	162,697
Arcutis Biotherapeutics, Inc.*	10,778	284,000
Ardelyx, Inc.*	19,431	138,932
Arena Pharmaceuticals, Inc.*	12,986	793,581
Argenx SE, ADR*	5,292	1,476,415
Arrowhead Pharmaceuticals, Inc.*	22,340	1,621,884
Ascendis Pharma A/S, ADR*	11,232	1,509,356
Assembly Biosciences, Inc.*	8,228	32,665
Atara Biotherapeutics, Inc.*	17,832	241,802
Athenex, Inc.*	20,092	94,231
Atreca, Inc., Class A*(b)	6,476	58,414
Aurinia Pharmaceuticals, Inc.*(b)	27,438	398,400
Autolus Therapeutics plc, ADR*(b)	7,325	48,565
Avidity Biosciences, Inc.*(b)	8,082	191,867
Avrobio, Inc.*	8,931	80,290
Beam Therapeutics, Inc.*(b)	12,481	976,389
BeiGene Ltd., ADR*	10,633	3,812,037
BioCryst Pharmaceuticals, Inc.*	38,005	599,339
Biogen, Inc.*	32,800	8,773,344
BioMarin Pharmaceutical, Inc.*	39,148	3,026,140
BioNTech SE, ADR*	16,208	3,306,432
Black Diamond Therapeutics, Inc.*	7,775	102,008
Bluebird Bio, Inc.*	14,448	449,622
Blueprint Medicines Corp.*	12,480	1,140,048
Bridgebio Pharma, Inc.*(b)	32,072	1,898,662
Cabaletta Bio, Inc.*	5,176	58,696
Calithera Biosciences, Inc.*	15,183	34,617
Cellectis SA, ADR*	4,145	64,952
ChemoCentryx, Inc.*	14,902	151,255
Chinook Therapeutics, Inc.*	9,076	149,754
Clovis Oncology, Inc.*(b)	22,507	115,461
Coherus Biosciences, Inc.*(b)	15,667	206,178
Concert Pharmaceuticals, Inc.*	6,926	27,843
Constellation Pharmaceuticals, Inc.*	10,304	204,122
Cortexyme, Inc.*(b)	6,347	262,575
Crinetics Pharmaceuticals, Inc.*(b)	8,115	142,418
CRISPR Therapeutics AG*	16,238	1,919,007
Cytokinetics, Inc.*	15,303	334,065
CytomX Therapeutics, Inc.*	13,944	99,839
Deciphera Pharmaceuticals, Inc.*	12,411	418,747
Denali Therapeutics, Inc.*	26,049	1,656,456
Dicerna Pharmaceuticals, Inc.*	16,429	535,585
Eagle Pharmaceuticals, Inc.*	2,805	111,134
Editas Medicine, Inc.*(b)	14,498	492,207
Eiger BioPharmaceuticals, Inc.*	7,007	55,075
Enanta Pharmaceuticals, Inc.*	4,341	211,233
Epizyme, Inc.*(b)	21,908	180,303
Esperion Therapeutics, Inc.*(b)	6,019	119,838
Exelixis, Inc.*	67,161	1,514,481
Fate Therapeutics, Inc.*	20,193	1,546,784
FibroGen, Inc.*(b)	19,593	416,351
Flexion Therapeutics, Inc.*	10,616	88,856
Forma Therapeutics Holdings, Inc.*	9,632	270,370
Frequency Therapeutics, Inc.*	7,261	64,260
Fusion Pharmaceuticals, Inc.*(b)	8,984	73,759
G1 Therapeutics, Inc.*(b)	9,027	196,066
Galapagos NV, ADR*	1,144	87,104
Gamida Cell Ltd.*	12,741	82,689
Generation Bio Co.*	11,738	402,144
Genmab A/S, ADR*	10,327	419,483
Geron Corp.*	66,838	92,236
Gilead Sciences, Inc.	270,512	17,883,548
Global Blood Therapeutics, Inc.*	13,381	514,232
Gossamer Bio, Inc.*(b)	16,262	137,739
Grifols SA, ADR	25,612	447,954
Halozyme Therapeutics, Inc.*(b)	29,117	1,205,735
Harpoon Therapeutics, Inc.*	6,920	142,690
Homology Medicines, Inc.*	12,274	81,499
Horizon Therapeutics plc*	48,233	4,421,037
Ideaya Biosciences, Inc.*(b)	6,947	139,982
IGM Biosciences, Inc.*	5,482	409,231
I-Mab, ADR*(b)	4,006	324,766
Immunic, Inc.*(b)	4,556	61,552
ImmunityBio, Inc.*(b)	82,189	1,442,417
ImmunoGen, Inc.*	41,945	259,220
Immunovant, Inc.*(b)	21,086	319,664
Incyte Corp.*	47,323	3,964,721
Inovio Pharmaceuticals, Inc.*(b)	44,524	336,156
Inozyme Pharma, Inc.*(b)	5,035	82,373
Insmed, Inc.*	24,429	600,953
Intellia Therapeutics, Inc.*	14,579	1,092,550
Intercept Pharmaceuticals, Inc.*(b)	7,108	118,206
Ionis Pharmaceuticals, Inc.*	30,325	1,129,606
Iovance Biotherapeutics, Inc.*	31,645	587,648
Ironwood Pharmaceuticals, Inc.*	34,648	400,877
iTeos Therapeutics, Inc.*	7,544	154,954
IVERIC bio, Inc.*(b)	19,284	136,338
Jounce Therapeutics, Inc.*	11,065	86,860
Kadmon Holdings, Inc.*(b)	36,921	141,777

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
KalVista Pharmaceuticals, Inc.*	5,019	135,513
Kamada Ltd.*(b)	9,631	56,534
Karuna Therapeutics, Inc.*	5,824	651,240
Karyopharm Therapeutics, Inc.*(b)	16,065	149,083
Keros Therapeutics, Inc.*	4,988	272,145
Kezar Life Sciences, Inc.*	9,962	56,983
Kiniksa Pharmaceuticals Ltd., Class A*	6,877	93,734
Kodiak Sciences, Inc.*	10,922	913,298
Krystal Biotech, Inc.*	4,716	307,672
Kura Oncology, Inc.*	14,251	317,085
Larimar Therapeutics, Inc.*	3,303	27,448
Legend Biotech Corp., ADR*	5,155	202,952
Ligand Pharmaceuticals, Inc.*	3,582	421,601
MacroGenics, Inc.*	12,114	389,950
Madrigal Pharmaceuticals, Inc.*(b)	3,448	387,210
Magenta Therapeutics, Inc.*	10,398	128,415
MannKind Corp.*(b)	53,210	235,188
MediciNova, Inc.*(b)	10,482	44,234
MeiraGTx Holdings plc*	9,340	128,799
Mersana Therapeutics, Inc.*	14,862	212,824
Mirati Therapeutics, Inc.*	10,898	1,723,519
Moderna, Inc.*	86,093	15,928,066
Myriad Genetics, Inc.*	16,188	463,786
Neoleukin Therapeutics, Inc.*	9,023	90,501
Neurocrine Biosciences, Inc.*	20,221	1,945,665
NextCure, Inc.*	5,924	46,503
Nkarta, Inc.*	7,016	170,840
Novavax, Inc.*(b)	15,902	2,347,453
Nurix Therapeutics, Inc.*(b)	9,539	266,138
OPKO Health, Inc.*(b)	144,240	550,997
Orchard Therapeutics plc, ADR*	13,196	69,015
ORIC Pharmaceuticals, Inc.*	7,889	180,264
Ovid therapeutics, Inc.*	13,655	56,668
Passage Bio, Inc.*	11,389	150,904
Poseida Therapeutics, Inc.*(b)	13,311	112,478
Precigen, Inc.*(b)	43,642	288,037
Precision BioSciences, Inc.*	11,303	119,021
Protagonist Therapeutics, Inc.*	9,261	325,154
Prothena Corp. plc*	9,510	277,407
PTC Therapeutics, Inc.*	15,144	594,705
Puma Biotechnology, Inc.*	8,566	90,371
Radius Health, Inc.*	10,093	194,694
RAPT Therapeutics, Inc.*(b)	5,287	102,039
Regeneron Pharmaceuticals, Inc.*	22,666	11,388,078
REGENXBIO, Inc.*	9,115	321,486
Relay Therapeutics, Inc.*	19,374	622,293
Repare Therapeutics, Inc.*	7,914	255,780
Replimune Group, Inc.*	10,007	389,973
REVOLUTION Medicines, Inc.*	15,538	464,742
Rhythm Pharmaceuticals, Inc.*	10,593	207,729
Rigel Pharmaceuticals, Inc.*	36,374	135,311
Rocket Pharmaceuticals, Inc.*(b)	13,040	554,200
Rubius Therapeutics, Inc.*	19,226	469,691
Sage Therapeutics, Inc.*	12,562	874,315
Sangamo Therapeutics, Inc.*(b)	30,836	332,412
Sarepta Therapeutics, Inc.*(b)	16,985	1,284,915
Scholar Rock Holding Corp.*	7,240	194,539
Seagen, Inc.*	39,000	6,058,650
Selecta Biosciences, Inc.*	23,255	100,927
Seres Therapeutics, Inc.*	19,648	414,769
Spectrum Pharmaceuticals, Inc.*	34,768	119,950
Spero Therapeutics, Inc.*	5,850	84,825
SpringWorks Therapeutics, Inc.*	10,547	860,002
Stoke Therapeutics, Inc.*	7,797	309,229
Summit Therapeutics, Inc.*(b)	20,933	163,696
Surface Oncology, Inc.*	8,759	79,181
Sutro Biopharma, Inc.*	9,687	180,275
Syndax Pharmaceuticals, Inc.*	10,156	186,566
Syros Pharmaceuticals, Inc.*	13,264	85,553
TCR2 Therapeutics, Inc.*	8,181	156,666
Translate Bio, Inc.*(b)	16,029	288,682
Travere Therapeutics, Inc.*	12,399	188,093
Turning Point Therapeutics, Inc.*	10,371	686,353
Twist Bioscience Corp.*	10,468	1,123,321
Ultragenyx Pharmaceutical, Inc.*	14,415	1,466,150
uniQure NV*	9,577	332,609
United Therapeutics Corp.*	9,584	1,781,666
UNITY Biotechnology, Inc.*(b)	11,389	51,023
UroGen Pharma Ltd.*(b)	4,758	83,836
Vanda Pharmaceuticals, Inc.*	11,814	208,990
Vaxcyte, Inc.*(b)	10,964	231,011
Veracyte, Inc.*	14,425	563,296
Verastem, Inc.*(b)	36,548	141,441
Vertex Pharmaceuticals, Inc.*	55,960	11,674,935
Vir Biotechnology, Inc.*	27,522	1,153,447
Voyager Therapeutics, Inc.*(b)	8,103	34,519
XBiotech, Inc.*(b)	6,292	108,537
Xencor, Inc.*	12,478	479,904
Xenon Pharmaceuticals, Inc.*	8,817	162,850
Y-mAbs Therapeutics, Inc.*(b)	9,364	335,512
Zai Lab Ltd., ADR*	12,868	2,286,129
Zentalis Pharmaceuticals, Inc.*	8,749	488,632
ZIOPHARM Oncology, Inc.*(b)	46,133	140,244
		207,649,535
Health Care Providers & Services - 1.1%
Castle Biosciences, Inc.*	5,263	315,412
Guardant Health, Inc.*	21,621	2,683,599
PetIQ, Inc.*(b)	6,085	250,093
		3,249,104
Life Sciences Tools & Services - 7.7%
Adaptive Biotechnologies Corp.*	29,969	1,133,128
Codexis, Inc.*(b)	13,686	280,563
Compugen Ltd.*(b)	18,016	138,363
Illumina, Inc.*	31,408	12,740,341
Luminex Corp.	10,051	370,781
Medpace Holdings, Inc.*	7,691	1,284,858
NanoString Technologies, Inc.*	9,491	526,656
Pacific Biosciences of California, Inc.*	41,574	1,124,577
Personalis, Inc.*	9,401	211,429
PRA Health Sciences, Inc.*	13,896	2,375,104
Syneos Health, Inc.*	22,454	1,973,707
		22,159,507
Pharmaceuticals - 8.0%
Aerie Pharmaceuticals, Inc.*	10,097	164,480
Amphastar Pharmaceuticals, Inc.*	10,222	193,400
ANI Pharmaceuticals, Inc.*(b)	2,662	91,440
Arvinas, Inc.*	10,239	744,785
AstraZeneca plc, ADR(b)	98,747	5,605,867
Avadel Pharmaceuticals plc, ADR*(b)	12,553	96,533
Axsome Therapeutics, Inc.*	8,038	487,987
BioDelivery Sciences International, Inc.*	21,773	76,859
Cara Therapeutics, Inc.*(b)	10,738	145,929
Chiasma, Inc.*(b)	12,439	52,617

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology
Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Collegium Pharmaceutical, Inc.*	7,483	178,769
Cymabay Therapeutics, Inc.*	14,836	62,756
Endo International plc*	49,619	291,264
Fulcrum Therapeutics, Inc.*	6,899	61,608
Hutchmed China Ltd., ADR*	11,188	332,843
Innoviva, Inc.*	21,822	293,506
Intra-Cellular Therapies, Inc.*	17,417	686,404
Jazz Pharmaceuticals plc*	12,124	2,159,648
Kala Pharmaceuticals, Inc.*(b)	13,254	74,885
Kaleido Biosciences, Inc.*(b)	8,880	63,758
Marinus Pharmaceuticals, Inc.*(b)	7,672	129,043
Nektar Therapeutics*	39,220	708,705
NGM Biopharmaceuticals, Inc.*	15,851	238,716
Ocular Therapeutix, Inc.*	16,211	236,032
Odonate Therapeutics, Inc.*(b)	8,307	28,742
Omeros Corp.*(b)	13,270	201,571
Osmotica Pharmaceuticals plc*(b)	13,472	39,204
Pacira BioSciences, Inc.*	9,353	567,447
Paratek Pharmaceuticals, Inc.*	9,824	80,753
Phibro Animal Health Corp., Class A	4,368	123,134
Pliant Therapeutics, Inc.*(b)	7,634	229,478
Provention Bio, Inc.*(b)	13,640	103,800
Reata Pharmaceuticals, Inc., Class A*(b)	6,693	915,201
Redhill Biopharma Ltd., ADR*(b)	8,264	59,914
Relmada Therapeutics, Inc.*	3,491	120,754
Revance Therapeutics, Inc.*	15,362	454,869
Royalty Pharma plc, Class A	83,552	3,352,106
Sanofi, ADR	43,969	2,349,264
SIGA Technologies, Inc.*	16,664	117,481
Supernus Pharmaceuticals, Inc.*(b)	11,338	338,439
TherapeuticsMD, Inc.*(b)	83,488	101,021
Theravance Biopharma, Inc.*(b)	13,844	239,224
Tricida, Inc.*	10,819	49,876
VYNE Therapeutics, Inc.*(b)	11,048	43,640
WaVe Life Sciences Ltd.*	10,498	71,806
Xeris Pharmaceuticals, Inc.*(b)	14,275	44,538
Zogenix, Inc.*	11,988	210,389
		23,020,485
TOTAL COMMON STOCKS (COST $277,062,128)		256,078,631

Investments	Number of Rights	Value ($)

RIGHTS - 0.0%(c)

Biotechnology - 0.0%(c)
Achillion Pharmaceuticals, Inc., CVR*(d)(e)	25,307	11,641
Diversified Financial Services - 0.0%
Contra Costa County Board of Education, CVR*(b)(d)(e)	835	—
TOTAL RIGHTS (Cost $11,641)		11,641

Investments	Shares	Value ($)

SECURITIES LENDING REINVESTMENTS(f) - 3.1%

INVESTMENT COMPANIES - 3.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $8,800,250)	8,800,250	8,800,250

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 3.5%

REPURCHASE AGREEMENTS(g) - 3.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $10,081,257 (Cost $10,081,256)	10,081,256	10,081,256

Total Investments - 95.7% (Cost $295,955,275)		274,971,778
Other assets less liabilities - 4.3%		12,416,516
Net Assets - 100.0%		287,388,294

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology
Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $56,362,144.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $16,179,702, collateralized in the form of cash with a value of $8,800,250 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $8,032,026 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $16,832,276.
(c)	Represents less than 0.05% of net assets.
(d)	Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $11,641, which represents approximately 0.00% of net assets of the Fund.
(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $8,800,250.
(g)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations
ADR	American Depositary Receipt
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,226,334
Aggregate gross unrealized depreciation	(38,859,291)
Net unrealized depreciation	$(12,632,957)
Federal income tax cost	$299,359,381

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology
Schedule of Portfolio Investments
May 31, 2021

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
6,114,877	12/6/2021	Bank of America NA	0.10%	iShares® Nasdaq Biotechnology ETF	2,217,638
35,655,440	1/6/2022	Bank of America NA	0.20%	NASDAQ Biotechnology Index®	395,369
41,770,317					2,613,007	(2,356,015)	—	256,992
27,509,030	12/6/2021	Citibank NA	0.21%	NASDAQ Biotechnology Index®	1,742,502	—	(1,520,000)	222,502

25,147,807	1/6/2022	Goldman Sachs International	0.09%	iShares® Nasdaq Biotechnology ETF	(34,109)
38,057,892	1/6/2022	Goldman Sachs International	0.56%	NASDAQ Biotechnology Index®	687,372
63,205,699					653,263	(333,245)	—	320,018
6,444,063	11/7/2022	Morgan Stanley & Co. International plc	0.05%	iShares® Nasdaq Biotechnology ETF	200,494
10,148,453	11/7/2022	Morgan Stanley & Co. International plc	0.45%	NASDAQ Biotechnology Index®	(60,812)
16,592,516					139,682	—	—	139,682
60,499,845	11/7/2022	Societe Generale	0.40%	NASDAQ Biotechnology Index®	(973,092)	973,092	—	—

109,111,365	11/8/2021	UBS AG	0.10%	NASDAQ Biotechnology Index®	7,579,284	—	(7,139,000)	440,284

318,688,772					11,754,646
				Total Unrealized Appreciation	12,822,659
				Total Unrealized Depreciation	(1,068,013)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS(a) - 77.0%

Aerospace & Defense - 0.6%
AAR Corp.*	6,690	279,308
Aerojet Rocketdyne Holdings, Inc.	14,423	698,794
AeroVironment, Inc.*	4,321	473,711
Astronics Corp.*	4,737	80,340
Ducommun, Inc.*	2,148	115,498
Kaman Corp.	5,514	296,763
Kratos Defense & Security Solutions, Inc.*	24,243	606,317
Maxar Technologies, Inc.	14,217	442,149
Moog, Inc., Class A	5,814	524,423
National Presto Industries, Inc.	1,020	103,448
PAE, Inc.*	11,793	95,759
Park Aerospace Corp.	3,928	60,570
Parsons Corp.*	4,506	178,483
Triumph Group, Inc.*	10,287	197,716
Vectrus, Inc.*	2,288	116,734
		4,270,013
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	11,745	291,746
Atlas Air Worldwide Holdings, Inc.*	5,138	384,990
Echo Global Logistics, Inc.*	5,232	178,725
Forward Air Corp.	5,462	529,213
Hub Group, Inc., Class A*	6,542	456,697
Radiant Logistics, Inc.*	7,811	60,067
		1,901,438
Airlines - 0.3%
Allegiant Travel Co.*	2,612	578,454
Hawaiian Holdings, Inc.*	9,580	247,164
Mesa Air Group, Inc.*	6,822	66,310
SkyWest, Inc.*	9,848	482,847
Spirit Airlines, Inc.*	19,607	700,166
		2,074,941
Auto Components - 1.2%
Adient plc*	18,857	943,982
American Axle & Manufacturing Holdings, Inc.*	22,447	251,406
Cooper Tire & Rubber Co.	10,068	597,838
Cooper-Standard Holdings, Inc.*	3,342	99,458
Dana, Inc.	28,895	783,921
Dorman Products, Inc.*	5,316	544,252
Fox Factory Holding Corp.*	8,261	1,284,420
Gentherm, Inc.*	6,542	474,491
Goodyear Tire & Rubber Co. (The)*	46,167	915,492
LCI Industries	4,920	733,326
Modine Manufacturing Co.*	10,007	176,023
Motorcar Parts of America, Inc.*	3,750	87,638
Patrick Industries, Inc.	4,457	381,965
Standard Motor Products, Inc.	4,214	189,714
Stoneridge, Inc.*	5,191	158,014
Tenneco, Inc., Class A*	10,186	159,717
Visteon Corp.*	5,535	677,816
XPEL, Inc.*(b)	3,330	273,060
		8,732,533
Automobiles - 0.1%
Winnebago Industries, Inc.	6,220	460,031
Workhorse Group, Inc.*(c)	18,825	176,390
		636,421
Banks - 6.8%
1st Constitution Bancorp	1,807	38,128
1st Source Corp.	3,272	161,866
ACNB Corp.	1,690	48,672
Allegiance Bancshares, Inc.	3,777	153,195
Altabancorp	3,171	145,866
Amalgamated Financial Corp.	2,641	42,969
Amerant Bancorp, Inc.*	4,527	109,191
American National Bankshares, Inc.	2,129	73,834
Ameris Bancorp	13,246	727,735
Ames National Corp.	1,752	44,326
Arrow Financial Corp.	2,643	98,055
Atlantic Capital Bancshares, Inc.*	4,038	113,549
Atlantic Union Bankshares Corp.	15,564	638,435
Auburn National Bancorp, Inc.(c)	462	17,648
Banc of California, Inc.	8,916	156,119
BancFirst Corp.	3,747	258,431
Bancorp, Inc. (The)*	10,291	249,454
BancorpSouth Bank	19,778	604,811
Bank First Corp.(c)	1,252	89,167
Bank of Commerce Holdings	3,174	46,816
Bank of Marin Bancorp	2,641	89,028
Bank of NT Butterfield & Son Ltd. (The)	10,003	381,514
Bank of Princeton (The)	1,138	33,491
Bank7 Corp.	550	10,026
BankFinancial Corp.	2,640	29,172
BankUnited, Inc.	18,333	876,134
Bankwell Financial Group, Inc.	1,326	37,871
Banner Corp.	6,939	406,140
Bar Harbor Bankshares	2,950	89,798
BayCom Corp.*	2,149	39,799
BCB Bancorp, Inc.	2,868	41,901
Berkshire Hills Bancorp, Inc.	9,041	250,888
Boston Private Financial Holdings, Inc.	16,360	250,799
Brookline Bancorp, Inc.	15,485	261,077
Bryn Mawr Bank Corp.	3,935	188,093
Business First Bancshares, Inc.	3,852	93,989
Byline Bancorp, Inc.	4,846	111,846
C&F Financial Corp.	692	34,240
Cadence Bancorp	24,625	551,107
California Bancorp*	1,513	28,611
Cambridge Bancorp	1,269	108,817
Camden National Corp.	2,947	140,336
Capital Bancorp, Inc.*(c)	1,586	34,876
Capital City Bank Group, Inc.	2,677	71,744
Capstar Financial Holdings, Inc.	3,190	69,829
Carter Bankshares, Inc.*	4,525	70,454
Cathay General Bancorp	15,165	632,077
CB Financial Services, Inc.	984	21,402
CBTX, Inc.	3,480	103,008
Central Pacific Financial Corp.	5,481	151,879
Central Valley Community Bancorp	2,113	44,944
Century Bancorp, Inc., Class A	556	63,440
Chemung Financial Corp.	692	32,247
ChoiceOne Financial Services, Inc.	1,460	37,595
CIT Group, Inc.	19,703	1,043,865
Citizens & Northern Corp.	2,663	65,749
Citizens Holding Co.(c)	939	17,747
City Holding Co.	3,076	246,757
Civista Bancshares, Inc.	3,127	74,235

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
CNB Financial Corp.	2,951	71,739
Coastal Financial Corp.*	1,815	56,446
Codorus Valley Bancorp, Inc.	1,867	35,398
Colony Bankcorp, Inc.	1,540	28,274
Columbia Banking System, Inc.	14,341	618,958
Community Bank System, Inc.	10,564	856,952
Community Bankers Trust Corp.	4,346	38,419
Community Financial Corp. (The)	1,044	37,031
Community Trust Bancorp, Inc.	3,099	136,914
ConnectOne Bancorp, Inc.	7,405	205,044
County Bancorp, Inc.(c)	958	23,854
CrossFirst Bankshares, Inc.*	9,574	140,834
Customers Bancorp, Inc.*	5,730	216,880
CVB Financial Corp.	25,813	572,532
Dime Community Bancshares, Inc.	7,040	244,358
Eagle Bancorp Montana, Inc.	1,253	31,338
Eagle Bancorp, Inc.	6,306	360,325
Eastern Bankshares, Inc.	33,135	742,224
Enterprise Bancorp, Inc.	1,794	61,821
Enterprise Financial Services Corp.	4,805	237,415
Equity Bancshares, Inc., Class A*	2,832	93,060
Esquire Financial Holdings, Inc.*	1,365	33,620
Evans Bancorp, Inc.	948	35,853
Farmers & Merchants Bancorp, Inc.(c)	2,021	44,462
Farmers National Banc Corp.	5,183	90,184
FB Financial Corp.	6,311	264,115
Fidelity D&D Bancorp, Inc.(c)	786	43,804
Financial Institutions, Inc.	3,159	101,499
First Bancorp, Inc. (The)	2,023	63,725
First Bancorp/NC	5,648	250,602
First Bancorp/PR	42,985	549,778
First Bancshares, Inc. (The)	4,072	159,012
First Bank	3,198	43,909
First Busey Corp.	10,066	269,668
First Business Financial Services, Inc.	1,629	44,651
First Capital, Inc.(c)	650	28,990
First Choice Bancorp	2,068	66,445
First Commonwealth Financial Corp.	19,085	289,138
First Community Bankshares, Inc.	3,464	107,938
First Community Corp.	1,430	28,743
First Financial Bancorp	19,362	493,150
First Financial Bankshares, Inc.	25,778	1,297,922
First Financial Corp.	2,654	120,439
First Foundation, Inc.	7,875	197,662
First Guaranty Bancshares, Inc.	732	14,428
First Internet Bancorp	1,887	64,007
First Interstate BancSystem, Inc., Class A	8,091	380,843
First Merchants Corp.	10,768	498,989
First Mid Bancshares, Inc.	2,916	128,012
First Midwest Bancorp, Inc.	22,768	476,534
First Northwest Bancorp	1,736	30,918
First of Long Island Corp. (The)	4,547	102,307
First Savings Financial Group, Inc.	370	26,655
First United Corp.	1,366	24,834
First Western Financial, Inc.*	1,247	34,604
Flushing Financial Corp.	5,873	137,252
FNCB Bancorp, Inc.(c)	3,417	25,183
Franklin Financial Services Corp.	837	25,587
Fulton Financial Corp.	31,705	549,448
FVCBankcorp, Inc.*(c)	2,357	41,837
German American Bancorp, Inc.	4,922	205,740
Glacier Bancorp, Inc.	19,129	1,114,264
Great Southern Bancorp, Inc.	2,159	121,962
Great Western Bancorp, Inc.	11,046	369,599
Guaranty Bancshares, Inc.	1,537	58,929
Hancock Whitney Corp.	17,223	852,711
Hanmi Financial Corp.	6,103	128,041
HarborOne Bancorp, Inc.	10,352	153,727
Hawthorn Bancshares, Inc.	1,167	28,183
HBT Financial, Inc.	1,952	35,507
Heartland Financial USA, Inc.	6,937	345,116
Heritage Commerce Corp.	11,611	137,706
Heritage Financial Corp.	7,191	208,611
Hilltop Holdings, Inc.	13,111	487,074
Home BancShares, Inc.	30,552	835,903
HomeTrust Bancshares, Inc.	3,060	86,812
Hope Bancorp, Inc.	23,445	358,708
Horizon Bancorp, Inc.	8,541	158,008
Howard Bancorp, Inc.*	2,632	44,376
Independent Bank Corp.	6,566	535,851
Independent Bank Corp./MI	4,221	98,349
Independent Bank Group, Inc.	8,466	666,697
International Bancshares Corp.	10,658	494,531
Investar Holding Corp.	1,972	44,528
Investors Bancorp, Inc.	46,058	685,343
Lakeland Bancorp, Inc.	9,734	185,043
Lakeland Financial Corp.	4,846	299,047
Landmark Bancorp, Inc.(c)	790	20,453
LCNB Corp.	2,434	42,936
Level One Bancorp, Inc.	1,010	27,987
Limestone Bancorp, Inc.*	1,045	16,626
Live Oak Bancshares, Inc.	5,658	342,762
Macatawa Bank Corp.	5,233	50,237
Mackinac Financial Corp.	1,785	38,699
MainStreet Bancshares, Inc.*	1,246	26,677
Mercantile Bank Corp.	3,157	101,971
Meridian Corp.(c)	1,072	29,019
Metrocity Bankshares, Inc.(c)	3,457	59,495
Metropolitan Bank Holding Corp.*	1,399	89,270
Mid Penn Bancorp, Inc.	1,387	39,113
Middlefield Banc Corp.	1,192	28,608
Midland States Bancorp, Inc.	4,218	117,513
MidWestOne Financial Group, Inc.	2,934	92,538
MVB Financial Corp.	1,853	79,438
National Bank Holdings Corp., Class A	5,875	232,650
National Bankshares, Inc.	1,275	44,753
NBT Bancorp, Inc.	8,492	331,103
Nicolet Bankshares, Inc.*	1,809	143,454
Northeast Bank	1,534	45,038
Northrim Bancorp, Inc.	1,226	53,392
Norwood Financial Corp.	1,160	29,476
Oak Valley Bancorp	1,362	25,742
OceanFirst Financial Corp.	11,846	261,915
OFG Bancorp	10,107	243,579
Ohio Valley Banc Corp.	854	20,018
Old National Bancorp	32,746	623,811
Old Second Bancorp, Inc.	5,677	78,683
Origin Bancorp, Inc.	4,391	193,863
Orrstown Financial Services, Inc.	2,171	54,796
Pacific Premier Bancorp, Inc.	15,968	734,049
Park National Corp.(c)	2,862	362,100
Parke Bancorp, Inc.	2,112	45,408
Partners Bancorp(c)	1,970	15,465

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
PCB Bancorp	2,488	39,932
Peapack-Gladstone Financial Corp.	3,654	121,386
Penns Woods Bancorp, Inc.	1,364	34,932
Peoples Bancorp of North Carolina, Inc.	890	22,152
Peoples Bancorp, Inc.	3,628	117,837
Peoples Financial Services Corp.(c)	1,369	59,072
Plumas Bancorp(c)	930	28,300
Preferred Bank	2,750	187,798
Premier Financial Bancorp, Inc.	2,606	48,602
Primis Financial Corp.	3,954	58,242
Professional Holding Corp., Class A*	2,267	41,486
QCR Holdings, Inc.	2,952	141,135
RBB Bancorp	3,319	80,984
Red River Bancshares, Inc.	983	53,682
Reliant Bancorp, Inc.	3,069	90,996
Renasant Corp.(c)	10,877	480,981
Republic Bancorp, Inc., Class A	1,940	90,113
Republic First Bancorp, Inc.*	9,080	37,410
Richmond Mutual Bancorp, Inc.	2,415	35,283
S&T Bancorp, Inc.	7,717	261,838
Salisbury Bancorp, Inc.(c)	506	23,534
Sandy Spring Bancorp, Inc.	9,195	427,200
SB Financial Group, Inc.	1,354	26,809
Seacoast Banking Corp. of Florida*	10,308	382,118
Select Bancorp, Inc.*	3,068	43,197
ServisFirst Bancshares, Inc.	9,727	675,637
Shore Bancshares, Inc.	2,331	40,070
Sierra Bancorp	2,823	78,254
Silvergate Capital Corp., Class A*	3,885	432,789
Simmons First National Corp., Class A	21,614	659,227
SmartFinancial, Inc.	2,798	67,851
South Plains Financial, Inc.	2,119	49,712
South State Corp.	13,975	1,241,120
Southern First Bancshares, Inc.*	1,447	77,313
Southside Bancshares, Inc.	6,314	270,492
Spirit of Texas Bancshares, Inc.	2,574	59,408
Stock Yards Bancorp, Inc.	4,082	219,367
Summit Financial Group, Inc.	2,267	54,023
Texas Capital Bancshares, Inc.*	10,097	695,481
Tompkins Financial Corp.	2,858	231,927
Towne Bank	13,367	428,145
TriCo Bancshares	5,279	253,128
TriState Capital Holdings, Inc.*	5,509	126,652
Triumph Bancorp, Inc.*	4,531	379,471
Trustmark Corp.	12,583	422,160
UMB Financial Corp.	8,711	842,441
United Bankshares, Inc.	24,725	1,018,423
United Community Banks, Inc.	15,597	539,344
United Security Bancshares	2,690	22,865
Unity Bancorp, Inc.	1,517	36,772
Univest Financial Corp.	5,748	167,612
Valley National Bancorp	79,575	1,139,514
Veritex Holdings, Inc.	9,478	332,962
Washington Trust Bancorp, Inc.	3,408	187,406
WesBanco, Inc.	13,018	506,661
West Bancorp, Inc.	3,199	89,316
Westamerica Bancorp	5,221	327,513
		50,742,433
Beverages - 0.2%
Celsius Holdings, Inc.*	7,184	470,839
Coca-Cola Consolidated, Inc.	943	381,839
MGP Ingredients, Inc.	2,574	179,382
National Beverage Corp.	4,720	235,670
NewAge, Inc.*(c)	18,913	44,824
Primo Water Corp.	31,203	540,124
		1,852,678
Biotechnology - 6.8%
4D Molecular Therapeutics, Inc.*	1,554	41,274
89bio, Inc.*(c)	1,659	31,355
Abeona Therapeutics, Inc.*(c)	12,065	19,907
ADMA Biologics, Inc.*(c)	13,167	23,042
Adverum Biotechnologies, Inc.*	17,777	61,508
Aeglea BioTherapeutics, Inc.*	9,013	59,576
Affimed NV*	22,468	199,291
Agenus, Inc.*	31,407	133,794
Akebia Therapeutics, Inc.*	28,600	100,386
Akero Therapeutics, Inc.*(c)	2,704	70,791
Akouos, Inc.*(c)	4,891	63,876
Albireo Pharma, Inc.*	3,381	113,094
Alector, Inc.*	9,244	164,543
Aligos Therapeutics, Inc.*	2,089	58,241
Allakos, Inc.*	5,233	530,836
Allogene Therapeutics, Inc.*	10,768	276,738
Allovir, Inc.*	5,913	138,601
ALX Oncology Holdings, Inc.*	3,483	196,998
Amicus Therapeutics, Inc.*	51,347	475,473
AnaptysBio, Inc.*(c)	4,276	102,068
Anavex Life Sciences Corp.*(c)	11,662	145,192
Anika Therapeutics, Inc.*	2,789	130,107
Annexon, Inc.*	5,326	112,485
Apellis Pharmaceuticals, Inc.*	11,991	674,853
Applied Genetic Technologies Corp.*	8,558	34,318
Applied Molecular Transport, Inc.*	4,432	212,470
Applied Therapeutics, Inc.*	3,092	59,459
Aprea Therapeutics, Inc.*	1,441	6,081
Aptinyx, Inc.*(c)	6,814	17,308
Aravive, Inc.*(c)	2,434	12,486
Arcturus Therapeutics Holdings, Inc.*	4,022	117,523
Arcus Biosciences, Inc.*	8,419	208,960
Arcutis Biotherapeutics, Inc.*	4,617	121,658
Ardelyx, Inc.*	14,782	105,691
Arena Pharmaceuticals, Inc.*	11,609	709,426
Arrowhead Pharmaceuticals, Inc.*	20,443	1,484,162
Assembly Biosciences, Inc.*	6,130	24,336
Atara Biotherapeutics, Inc.*	16,009	217,082
Athenex, Inc.*	14,155	66,387
Athersys, Inc.*(c)	34,637	57,844
Atreca, Inc., Class A*(c)	5,751	51,874
AVEO Pharmaceuticals, Inc.*(c)	4,360	31,828
Avid Bioservices, Inc.*	12,070	256,850
Avidity Biosciences, Inc.*(c)	6,088	144,529
Avrobio, Inc.*	7,097	63,802
Axcella Health, Inc.*	3,096	9,876
Aziyo Biologics, Inc., Class A*	451	5,660
Beam Therapeutics, Inc.*(c)	7,971	623,571
Beyondspring, Inc.*(c)	3,796	39,365
BioAtla, Inc.*(c)	2,316	99,704
BioCryst Pharmaceuticals, Inc.*(c)	35,274	556,271
Biohaven Pharmaceutical Holding Co. Ltd.*	9,606	835,722
Bioxcel Therapeutics, Inc.*(c)	2,549	84,193
Black Diamond Therapeutics, Inc.*	3,612	47,389
Blueprint Medicines Corp.*	11,051	1,009,509

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Bolt Biotherapeutics, Inc.*	2,535	44,388
BrainStorm Cell Therapeutics, Inc.*	6,093	21,813
Bridgebio Pharma, Inc.*(c)	18,788	1,112,250
C4 Therapeutics, Inc.*	2,133	78,814
Cabaletta Bio, Inc.*	2,578	29,235
Calithera Biosciences, Inc.*	13,138	29,955
Calyxt, Inc.*(c)	2,063	8,892
CareDx, Inc.*	10,024	805,930
CASI Pharmaceuticals, Inc.*(c)	13,207	21,131
Catabasis Pharmaceuticals, Inc.*(c)	4,046	8,254
Catalyst Biosciences, Inc.*	6,148	26,252
Catalyst Pharmaceuticals, Inc.*	19,385	107,199
CEL-SCI Corp.*(c)	7,070	152,076
Centogene NV*	1,701	16,687
Checkmate Pharmaceuticals, Inc.*(c)	1,789	12,094
Checkpoint Therapeutics, Inc.*	10,338	27,706
ChemoCentryx, Inc.*	9,899	100,475
Chimerix, Inc.*	11,880	92,902
Chinook Therapeutics, Inc.*	2,648	43,692
Cidara Therapeutics, Inc.*(c)	7,199	14,542
Clovis Oncology, Inc.*(c)	16,559	84,948
Codiak Biosciences, Inc.*	1,285	29,067
Cohbar, Inc.*(b)(c)	6,925	8,656
Coherus Biosciences, Inc.*(c)	11,750	154,630
Concert Pharmaceuticals, Inc.*	5,907	23,746
Constellation Pharmaceuticals, Inc.*	6,129	121,415
ContraFect Corp.*(c)	4,880	19,715
Corbus Pharmaceuticals Holdings, Inc.*(c)	15,344	33,296
Cortexyme, Inc.*(c)	3,140	129,902
Crinetics Pharmaceuticals, Inc.*	5,407	94,893
Cue Biopharma, Inc.*	5,901	84,620
Cullinan Oncology, Inc.*(c)	2,624	78,012
Cyclerion Therapeutics, Inc.*	4,424	14,334
Cytokinetics, Inc.*	13,251	289,269
CytomX Therapeutics, Inc.*	12,297	88,047
Decibel Therapeutics, Inc.*	1,426	12,763
Deciphera Pharmaceuticals, Inc.*	7,707	260,034
Denali Therapeutics, Inc.*	12,557	798,500
DermTech, Inc.*(c)	2,042	83,559
Dicerna Pharmaceuticals, Inc.*	13,169	429,309
Dyadic International, Inc.*(c)	3,852	14,522
Dynavax Technologies Corp.*(c)	21,243	174,193
Dyne Therapeutics, Inc.*	3,219	61,515
Eagle Pharmaceuticals, Inc.*	2,072	82,093
Editas Medicine, Inc.*(c)	13,332	452,621
Eiger BioPharmaceuticals, Inc.*	6,110	48,025
Emergent BioSolutions, Inc.*	9,009	546,396
Enanta Pharmaceuticals, Inc.*	3,844	187,049
Enochian Biosciences, Inc.*(c)	2,754	11,209
Epizyme, Inc.*(c)	17,813	146,601
Esperion Therapeutics, Inc.*(c)	5,167	102,875
Evelo Biosciences, Inc.*(c)	4,601	61,745
Exicure, Inc.*(c)	11,848	19,786
Fate Therapeutics, Inc.*	15,207	1,164,856
Fennec Pharmaceuticals, Inc.*(c)	4,345	32,023
FibroGen, Inc.*(c)	16,825	357,531
Flexion Therapeutics, Inc.*(c)	8,743	73,179
Foghorn Therapeutics, Inc.*	1,441	15,001
Forma Therapeutics Holdings, Inc.*	6,035	169,402
Fortress Biotech, Inc.*(c)	13,351	53,805
Frequency Therapeutics, Inc.*(c)	5,017	44,400
G1 Therapeutics, Inc.*(c)	6,808	147,870
Galectin Therapeutics, Inc.*	7,427	29,485
Galera Therapeutics, Inc.*(c)	1,744	14,946
Generation Bio Co.*	8,046	275,656
Genprex, Inc.*	5,810	21,729
Geron Corp.*	57,373	79,175
GlycoMimetics, Inc.*(c)	7,406	18,885
Gossamer Bio, Inc.*(c)	11,312	95,813
Gritstone bio, Inc.*(c)	6,013	55,320
Halozyme Therapeutics, Inc.*(c)	26,555	1,099,643
Harpoon Therapeutics, Inc.*	2,707	55,818
Heron Therapeutics, Inc.*(c)	17,500	232,225
Homology Medicines, Inc.*	6,786	45,059
Hookipa Pharma, Inc.*	2,869	47,884
iBio, Inc.*(c)	42,745	61,980
Ideaya Biosciences, Inc.*(c)	3,501	70,545
IGM Biosciences, Inc.*	1,497	111,751
Immunic, Inc.*(c)	1,113	15,037
ImmunityBio, Inc.*(c)	6,295	110,477
ImmunoGen, Inc.*	38,305	236,725
Immunome, Inc.*	420	8,786
Immunovant, Inc.*(c)	7,487	113,503
Inhibrx, Inc.*	1,624	34,364
Inovio Pharmaceuticals, Inc.*(c)	36,987	279,252
Inozyme Pharma, Inc.*	2,404	39,329
Insmed, Inc.*	20,220	497,412
Intellia Therapeutics, Inc.*	10,956	821,043
Intercept Pharmaceuticals, Inc.*(c)	5,177	86,094
Invitae Corp.*(c)	24,214	696,879
Ironwood Pharmaceuticals, Inc.*	31,862	368,643
iTeos Therapeutics, Inc.*	3,939	80,907
IVERIC bio, Inc.*(c)	16,044	113,431
Jounce Therapeutics, Inc.*	3,444	27,035
Kadmon Holdings, Inc.*	34,448	132,280
KalVista Pharmaceuticals, Inc.*	3,807	102,789
Karuna Therapeutics, Inc.*(c)	3,155	352,792
Karyopharm Therapeutics, Inc.*(c)	14,158	131,386
Keros Therapeutics, Inc.*	2,645	144,311
Kezar Life Sciences, Inc.*(c)	6,250	35,750
Kindred Biosciences, Inc.*(c)	7,441	35,940
Kiniksa Pharmaceuticals Ltd., Class A*	5,337	72,743
Kinnate Biopharma, Inc.*(c)	2,700	63,396
Kodiak Sciences, Inc.*	6,575	549,801
Kronos Bio, Inc.*(c)	2,971	72,522
Krystal Biotech, Inc.*	3,010	196,372
Kura Oncology, Inc.*	12,496	278,036
Kymera Therapeutics, Inc.*	2,016	96,949
La Jolla Pharmaceutical Co.*	3,602	15,489
Lexicon Pharmaceuticals, Inc.*(c)	9,929	43,588
Ligand Pharmaceuticals, Inc.*	2,879	338,858
LogicBio Therapeutics, Inc.*(c)	3,274	14,307
MacroGenics, Inc.*	10,951	352,513
Madrigal Pharmaceuticals, Inc.*	1,747	196,188
Magenta Therapeutics, Inc.*	4,134	51,055
MannKind Corp.*(c)	45,237	199,948
Marker Therapeutics, Inc.*	6,085	17,707
MediciNova, Inc.*(c)	8,582	36,216
MEI Pharma, Inc.*(c)	21,906	63,089
MeiraGTx Holdings plc*	4,763	65,682
Mersana Therapeutics, Inc.*	10,628	152,193
Metacrine, Inc.*	1,323	5,451
Minerva Neurosciences, Inc.*	7,081	20,889

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Mirati Therapeutics, Inc.*	8,546	1,351,550
Mirum Pharmaceuticals, Inc.*(c)	1,194	19,749
Molecular Templates, Inc.*(c)	5,288	47,275
Morphic Holding, Inc.*	2,780	137,221
Mustang Bio, Inc.*	10,058	33,694
Myriad Genetics, Inc.*	14,215	407,260
Natera, Inc.*	15,104	1,421,891
Neoleukin Therapeutics, Inc.*	6,433	64,523
NeuBase Therapeutics, Inc.*	3,353	17,335
NeuroBo Pharmaceuticals, Inc.*	1,348	3,801
NexImmune, Inc.*	1,277	23,727
NextCure, Inc.*	3,767	29,571
Nkarta, Inc.*	4,063	98,934
Novavax, Inc.*(c)	12,306	1,816,612
Nurix Therapeutics, Inc.*(c)	4,780	133,362
Nymox Pharmaceutical Corp.*	8,449	12,842
Olema Pharmaceuticals, Inc.*(c)	2,426	67,831
Oncocyte Corp.*	14,235	62,919
Oncorus, Inc.*	1,500	25,800
OPKO Health, Inc.*(c)	79,431	303,426
Organogenesis Holdings, Inc.*	4,888	87,153
Orgenesis, Inc.*(c)	3,764	18,180
ORIC Pharmaceuticals, Inc.*	4,524	103,373
Ovid therapeutics, Inc.*(c)	9,500	39,425
Oyster Point Pharma, Inc.*(c)	1,211	21,701
Passage Bio, Inc.*	5,741	76,068
PhaseBio Pharmaceuticals, Inc.*(c)	3,050	10,309
Pieris Pharmaceuticals, Inc.*	10,601	36,467
PMV Pharmaceuticals, Inc.*	2,731	93,946
Poseida Therapeutics, Inc.*(c)	6,609	55,846
Praxis Precision Medicines, Inc.*	2,203	43,157
Precigen, Inc.*(c)	13,971	92,209
Precision BioSciences, Inc.*	9,286	97,782
Prelude Therapeutics, Inc.*(c)	1,979	68,790
Protagonist Therapeutics, Inc.*	7,032	246,894
Protara Therapeutics, Inc.*(c)	771	7,309
Prothena Corp. plc*	6,142	179,162
PTC Therapeutics, Inc.*	12,342	484,670
Puma Biotechnology, Inc.*	6,161	64,999
Radius Health, Inc.*	9,079	175,134
RAPT Therapeutics, Inc.*(c)	2,190	42,267
REGENXBIO, Inc.*	7,722	272,355
Relay Therapeutics, Inc.*	9,159	294,187
Replimune Group, Inc.*	4,809	187,407
REVOLUTION Medicines, Inc.*	8,530	255,132
Rhythm Pharmaceuticals, Inc.*	7,609	149,212
Rigel Pharmaceuticals, Inc.*	33,937	126,246
Rocket Pharmaceuticals, Inc.*	7,469	317,432
Rubius Therapeutics, Inc.*	7,160	174,919
Sangamo Therapeutics, Inc.*(c)	22,995	247,886
Savara, Inc.*(c)	9,619	17,314
Scholar Rock Holding Corp.*	5,110	137,306
Scopus Biopharma, Inc.*(c)	1,110	7,859
Selecta Biosciences, Inc.*	13,543	58,777
Sensei Biotherapeutics, Inc.*	1,522	18,918
Seres Therapeutics, Inc.*	11,029	232,822
Shattuck Labs, Inc.*	2,621	71,134
Sigilon Therapeutics, Inc.*	1,540	17,972
Silverback Therapeutics, Inc.*(c)	2,535	69,789
Soleno Therapeutics, Inc.*(c)	11,899	12,256
Solid Biosciences, Inc.*	5,616	21,341
Sorrento Therapeutics, Inc.*(c)	49,981	375,857
Spectrum Pharmaceuticals, Inc.*	28,808	99,388
Spero Therapeutics, Inc.*	4,083	59,203
SpringWorks Therapeutics, Inc.*	4,800	391,392
Spruce Biosciences, Inc.*	1,391	19,655
SQZ Biotechnologies Co.*(c)	1,037	14,072
Stoke Therapeutics, Inc.*(c)	2,710	107,479
Sutro Biopharma, Inc.*	6,490	120,779
Syndax Pharmaceuticals, Inc.*	6,211	114,096
Syros Pharmaceuticals, Inc.*	9,421	60,765
Taysha Gene Therapies, Inc.*	1,735	39,038
TCR2 Therapeutics, Inc.*	5,780	110,687
TG Therapeutics, Inc.*(c)	24,298	847,271
Translate Bio, Inc.*(c)	13,612	245,152
Travere Therapeutics, Inc.*	11,049	167,613
Turning Point Therapeutics, Inc.*	7,456	493,438
Twist Bioscience Corp.*	9,380	1,006,568
Tyme Technologies, Inc.*(c)	13,875	21,367
Ultragenyx Pharmaceutical, Inc.*	12,690	1,290,700
UNITY Biotechnology, Inc.*(c)	7,078	31,709
UroGen Pharma Ltd.*(c)	3,869	68,172
Vanda Pharmaceuticals, Inc.*	10,730	189,814
Vaxart, Inc.*(c)	10,463	69,265
Vaxcyte, Inc.*(c)	5,785	121,890
VBI Vaccines, Inc.*(c)	35,988	116,241
Veracyte, Inc.*	13,234	516,788
Verastem, Inc.*(c)	34,069	131,847
Vericel Corp.*	9,083	513,189
Viking Therapeutics, Inc.*(c)	13,095	68,618
Vir Biotechnology, Inc.*(c)	10,697	448,311
Vor BioPharma, Inc.*(c)	2,279	48,087
Voyager Therapeutics, Inc.*	5,162	21,990
vTv Therapeutics, Inc., Class A*	2,367	5,823
X4 Pharmaceuticals, Inc.*	3,211	30,505
XBiotech, Inc.*(c)	2,889	49,835
Xencor, Inc.*	11,075	425,944
XOMA Corp.*(c)	1,217	35,865
Y-mAbs Therapeutics, Inc.*(c)	6,094	218,348
Zentalis Pharmaceuticals, Inc.*	5,740	320,579
ZIOPHARM Oncology, Inc.*(c)	42,574	129,425
		50,443,326
Building Products - 1.3%
AAON, Inc.	8,198	543,117
Advanced Drainage Systems, Inc.	11,248	1,275,748
Alpha Pro Tech Ltd.*(c)	2,441	20,114
American Woodmark Corp.*	3,377	293,529
Apogee Enterprises, Inc.	5,135	195,181
Builders FirstSource, Inc.*	40,719	1,813,624
Caesarstone Ltd.	4,441	73,276
Cornerstone Building Brands, Inc.*	8,733	148,112
CSW Industrials, Inc.	2,734	333,056
Gibraltar Industries, Inc.*	6,509	517,140
Griffon Corp.	9,189	241,579
Insteel Industries, Inc.	3,707	129,597
JELD-WEN Holding, Inc.*	13,552	379,592
Masonite International Corp.*	4,865	581,611
PGT Innovations, Inc.*	11,388	275,134
Quanex Building Products Corp.	6,627	176,477
Resideo Technologies, Inc.*	28,739	859,296
Simpson Manufacturing Co., Inc.	8,700	977,184
UFP Industries, Inc.	11,947	950,025
		9,783,392
Capital Markets - 1.2%
Artisan Partners Asset Management, Inc., Class A	11,292	576,795
AssetMark Financial Holdings, Inc.*	3,265	85,086

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Associated Capital Group, Inc., Class A	352	12,901
B Riley Financial, Inc.	3,998	294,413
BGC Partners, Inc., Class A	61,865	365,004
BlackRock Capital Investment Corp.	2	8
Blucora, Inc.*	9,617	166,759
Brightsphere Investment Group, Inc.	12,252	272,852
Cohen & Steers, Inc.(c)	4,881	356,948
Cowen, Inc., Class A	5,120	201,370
Diamond Hill Investment Group, Inc.	606	106,298
Donnelley Financial Solutions, Inc.*	5,933	176,863
Federated Hermes, Inc., Class B	18,985	603,723
Focus Financial Partners, Inc., Class A*	7,678	389,198
GAMCO Investors, Inc., Class A	1,064	27,249
Greenhill & Co., Inc.	2,851	49,636
Hamilton Lane, Inc., Class A	6,411	579,362
Hercules Capital, Inc.	6	102
Houlihan Lokey, Inc.	10,337	774,138
Moelis & Co., Class A	10,551	566,483
Oppenheimer Holdings, Inc., Class A	1,852	92,544
Piper Sandler Cos.	3,480	443,561
PJT Partners, Inc., Class A	4,648	338,467
Prospect Capital Corp.	3	25
Pzena Investment Management, Inc., Class A	3,380	39,208
Safeguard Scientifics, Inc.*	3,945	27,576
Sculptor Capital Management, Inc., Class A	3,694	96,524
Siebert Financial Corp.*	2,313	9,576
Silvercrest Asset Management Group, Inc., Class A	1,908	30,375
StepStone Group, Inc., Class A	3,882	123,059
Stifel Financial Corp.	19,961	1,382,898
StoneX Group, Inc.*	3,330	225,441
Value Line, Inc.	206	6,365
Virtus Investment Partners, Inc.	1,452	408,346
Westwood Holdings Group, Inc.	1,540	30,384
WisdomTree Investments, Inc.	27,795	186,227
		9,045,764
Chemicals - 1.4%
Advanced Emissions Solutions, Inc.*	3,163	25,114
AdvanSix, Inc.*	5,470	173,180
AgroFresh Solutions, Inc.*	7,027	15,530
American Vanguard Corp.	5,761	105,945
Amyris, Inc.*(c)	21,289	302,942
Avient Corp.	18,248	948,531
Balchem Corp.	6,425	841,675
Chase Corp.	1,472	156,032
Ferro Corp.*	16,346	353,074
FutureFuel Corp.	5,165	53,045
GCP Applied Technologies, Inc.*	9,761	237,973
Hawkins, Inc.	3,866	131,521
HB Fuller Co.	10,390	718,157
Ingevity Corp.*	8,294	682,679
Innospec, Inc.	4,888	494,226
Intrepid Potash, Inc.*	1,923	55,036
Koppers Holdings, Inc.*	4,113	142,598
Kraton Corp.*	6,229	211,475
Kronos Worldwide, Inc.	4,466	72,528
Livent Corp.*(c)	29,296	571,565
Marrone Bio Innovations, Inc.*	13,855	19,397
Minerals Technologies, Inc.	6,804	591,948
Orion Engineered Carbons SA*	12,037	243,629
PQ Group Holdings, Inc.	7,665	125,246
Quaker Chemical Corp.	2,653	643,485
Rayonier Advanced Materials, Inc.*	12,374	95,527
Sensient Technologies Corp.	8,474	735,119
Stepan Co.	4,304	579,577
Trecora Resources*	4,821	39,484
Tredegar Corp.	5,222	79,583
Trinseo SA	7,643	496,336
Tronox Holdings plc, Class A	21,723	510,056
		10,452,213
Commercial Services & Supplies - 1.5%
ABM Industries, Inc.	13,389	667,977
ACCO Brands Corp.	18,444	168,025
Brady Corp., Class A	9,408	538,420
BrightView Holdings, Inc.*	8,169	141,732
Brink's Co. (The)	9,825	740,903
Casella Waste Systems, Inc., Class A*	9,736	656,498
CECO Environmental Corp.*	6,184	47,184
Cimpress plc*	3,550	352,551
CompX International, Inc.	335	7,430
CoreCivic, Inc., REIT*	23,888	187,043
Covanta Holding Corp.	23,676	350,642
Deluxe Corp.	8,340	379,970
Ennis, Inc.	5,121	107,336
Harsco Corp.*	15,615	350,088
Healthcare Services Group, Inc.	14,911	447,181
Heritage-Crystal Clean, Inc.*	3,126	96,281
Herman Miller, Inc.	11,779	563,036
HNI Corp.	8,517	388,546
Interface, Inc.	11,648	190,328
KAR Auction Services, Inc.*(c)	25,773	462,368
Kimball International, Inc., Class B	7,200	95,904
Knoll, Inc.	9,977	259,402
Matthews International Corp., Class A	6,169	241,023
Montrose Environmental Group, Inc.*	4,289	215,050
NL Industries, Inc.	1,672	12,105
Pitney Bowes, Inc.	34,605	289,990
Quad/Graphics, Inc.*	6,639	21,975
SP Plus Corp.*	4,598	150,309
Steelcase, Inc., Class A	17,231	249,333
Team, Inc.*	5,993	50,941
Tetra Tech, Inc.	10,767	1,286,333
UniFirst Corp.	3,014	668,144
US Ecology, Inc.*(c)	6,301	249,709
Viad Corp.*	4,031	177,928
Vidler Water Resouces, Inc.*(c)	3,328	34,944
VSE Corp.	2,007	95,473
		10,942,102
Communications Equipment - 0.5%
ADTRAN, Inc.(c)	9,552	189,225
Applied Optoelectronics, Inc.*(c)	4,320	35,554
CalAmp Corp.*	6,824	94,649
Calix, Inc.*	10,511	465,742
Cambium Networks Corp.*	1,619	93,433

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Casa Systems, Inc.*(c)`	6,327	54,918
Clearfield, Inc.*	2,234	84,490
Comtech Telecommunications Corp.	4,912	124,225
Digi International, Inc.*	5,858	111,068
DZS, Inc.*	2,900	47,995
Extreme Networks, Inc.*	24,155	276,333
Genasys, Inc.*	6,646	36,221
Harmonic, Inc.*	19,186	133,726
Infinera Corp.*(c)	32,764	314,534
Inseego Corp.*(c)	13,990	120,314
KVH Industries, Inc.*	3,297	47,114
NETGEAR, Inc.*	5,987	232,775
NetScout Systems, Inc.*	14,097	414,452
PCTEL, Inc.*(c)	3,567	23,507
Plantronics, Inc.*	6,914	226,779
Resonant, Inc.*	10,167	33,144
Ribbon Communications, Inc.*	13,612	101,273
Viavi Solutions, Inc.*	45,636	799,999
		4,061,470
Construction & Engineering - 1.2%
Ameresco, Inc., Class A*	4,923	264,660
API Group Corp.*(b)	27,964	591,439
Arcosa, Inc.	9,693	615,506
Argan, Inc.	2,943	144,501
Comfort Systems USA, Inc.	7,177	594,973
Concrete Pumping Holdings, Inc.*	5,187	41,600
Construction Partners, Inc., Class A*	5,611	180,730
Dycom Industries, Inc.*	6,130	459,260
EMCOR Group, Inc.	10,857	1,369,176
Fluor Corp.*(c)	28,139	520,572
Granite Construction, Inc.(c)	9,361	377,810
Great Lakes Dredge & Dock Corp.*(c)	12,692	185,430
HC2 Holdings, Inc.*	9,890	39,560
IES Holdings, Inc.*	1,602	85,002
MasTec, Inc.*	11,324	1,317,321
Matrix Service Co.*	5,236	57,072
MYR Group, Inc.*	3,254	283,228
Northwest Pipe Co.*	1,923	60,882
NV5 Global, Inc.*	2,176	198,734
Primoris Services Corp.	9,588	304,803
Sterling Construction Co., Inc.*	5,523	124,268
Tutor Perini Corp.*	8,146	126,100
WillScot Mobile Mini Holdings Corp.*	34,591	1,003,139
		8,945,766
Construction Materials - 0.2%
Forterra, Inc.*	5,810	135,838
Summit Materials, Inc., Class A*	22,895	797,204
United States Lime & Minerals, Inc.(c)	401	55,799
US Concrete, Inc.*	3,192	181,912
		1,170,753
Consumer Finance - 0.6%
Atlanticus Holdings Corp.*(c)	1,007	39,887
Curo Group Holdings Corp.	3,656	60,361
Encore Capital Group, Inc.*	6,234	288,572
Enova International, Inc.*	6,910	261,682
EZCORP, Inc., Class A*	9,658	70,986
FirstCash, Inc.	8,123	647,566
Green Dot Corp., Class A*	10,284	417,428
LendingClub Corp.*	14,091	215,310
Navient Corp.	36,738	671,203
Nelnet, Inc., Class A	3,438	259,638
Oportun Financial Corp.*	3,948	75,328
PRA Group, Inc.*	9,009	350,720
PROG Holdings, Inc.	13,463	709,769
Regional Management Corp.	1,645	76,887
World Acceptance Corp.*	870	139,731
		4,285,068
Containers & Packaging - 0.2%
Greif, Inc., Class A	5,127	316,387
Greif, Inc., Class B	1,193	71,317
Myers Industries, Inc.	7,161	157,757
O-I Glass, Inc.*	31,299	576,841
Pactiv Evergreen, Inc.	7,900	117,236
Ranpak Holdings Corp.*	5,784	127,711
UFP Technologies, Inc.*	1,369	74,528
		1,441,777
Distributors - 0.1%
Core-Mark Holding Co., Inc.	8,920	409,071
Funko, Inc., Class A*	4,871	127,864
Greenlane Holdings, Inc., Class A*(c)	2,053	7,965
Weyco Group, Inc.	1,203	24,758
		569,658
Diversified Consumer Services - 0.3%
Adtalem Global Education, Inc.*	10,063	366,092
American Public Education, Inc.*	2,879	80,612
Aspen Group, Inc.*	4,447	25,881
Carriage Services, Inc.	3,290	126,204
Houghton Mifflin Harcourt Co.*(c)	21,078	209,515
Laureate Education, Inc., Class A*	21,480	313,823
OneSpaWorld Holdings Ltd.*	9,022	101,137
Perdoceo Education Corp.*	13,826	168,539
Regis Corp.*(c)	4,704	42,995
Strategic Education, Inc.	4,817	341,236
Stride, Inc.*(c)	8,082	217,244
Universal Technical Institute, Inc.*	6,418	38,829
Vivint Smart Home, Inc.*(c)	15,958	221,976
WW International, Inc.*	9,422	370,285
		2,624,368
Diversified Financial Services - 0.1%
Alerus Financial Corp.	2,950	97,203
A-Mark Precious Metals, Inc.	1,002	53,427
Banco Latinoamericano de Comercio Exterior SA, Class E	6,182	94,399
Cannae Holdings, Inc.*	17,223	617,445
GWG Holdings, Inc.*(c)	644	4,411
Marlin Business Services Corp.	1,670	37,608
SWK Holdings Corp.*	710	11,424
		915,917
Diversified Telecommunication Services - 0.6%
Alaska Communications Systems Group, Inc.*	10,469	34,757
Anterix, Inc.*	2,227	110,147
ATN International, Inc.	2,238	105,790
Bandwidth, Inc., Class A*	3,829	452,932
Cincinnati Bell, Inc.*	10,009	154,139
Cogent Communications Holdings, Inc.	8,487	641,617
Consolidated Communications Holdings, Inc.*	14,529	135,991
IDT Corp., Class B*	3,957	114,199

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Iridium Communications, Inc.*	23,850	911,309
Liberty Latin America Ltd., Class A*	9,219	131,555
Liberty Latin America Ltd., Class C*	30,981	445,507
Ooma, Inc.*	4,264	82,764
ORBCOMM, Inc.*	14,782	165,411
Vonage Holdings Corp.*	46,788	644,739
		4,130,857
Electric Utilities - 0.5%
ALLETE, Inc.	10,406	716,869
Genie Energy Ltd., Class B	2,634	16,067
MGE Energy, Inc.	7,278	545,996
Otter Tail Corp.	8,098	388,461
PNM Resources, Inc.	17,100	839,952
Portland General Electric Co.	17,972	861,578
Spark Energy, Inc., Class A(c)	2,392	24,853
		3,393,776
Electrical Equipment - 1.1%
Allied Motion Technologies, Inc.	2,190	77,526
American Superconductor Corp.*	5,375	80,464
Atkore, Inc.*	9,337	720,816
AZZ, Inc.	5,044	269,804
Bloom Energy Corp., Class A*	17,714	428,147
Encore Wire Corp.	4,068	334,390
EnerSys	8,491	800,192
FuelCell Energy, Inc.*(c)	62,897	617,649
LSI Industries, Inc.	5,119	47,607
Orion Energy Systems, Inc.*	5,402	34,627
Plug Power, Inc.*(c)	82,306	2,526,794
Powell Industries, Inc.	1,792	61,573
Preformed Line Products Co.	601	44,726
Sunrun, Inc.*(c)	31,709	1,418,026
Thermon Group Holdings, Inc.*	6,539	113,975
TPI Composites, Inc.*(c)	6,143	296,707
Ultralife Corp.*	1,815	16,571
Vicor Corp.*	3,852	346,988
		8,236,582
Electronic Equipment, Instruments & Components - 1.6%
908 Devices, Inc.*(c)	1,442	60,751
Akoustis Technologies, Inc.*(c)	7,218	69,148
Arlo Technologies, Inc.*	15,817	106,132
Badger Meter, Inc.	5,820	556,217
Bel Fuse, Inc., Class B	2,005	33,042
Belden, Inc.	8,814	445,988
Benchmark Electronics, Inc.	7,287	225,533
CTS Corp.	6,360	243,270
Daktronics, Inc.*	7,301	49,355
ePlus, Inc.*	2,653	250,894
Fabrinet*	7,333	657,697
FARO Technologies, Inc.*	3,544	268,104
II-VI, Inc.*(c)	20,497	1,380,883
Insight Enterprises, Inc.*	6,918	722,793
Intellicheck, Inc.*(c)	3,587	26,903
Iteris, Inc.*	8,249	60,795
Itron, Inc.*	8,783	837,459
Kimball Electronics, Inc.*	4,806	107,558
Knowles Corp.*	17,687	363,291
Luna Innovations, Inc.*	5,843	59,306
Methode Electronics, Inc.	7,327	354,480
Napco Security Technologies, Inc.*(c)	2,840	92,414
nLight, Inc.*	7,048	206,647
Novanta, Inc.*	6,834	949,721
OSI Systems, Inc.*	3,381	325,793
PAR Technology Corp.*(c)	3,806	254,850
PC Connection, Inc.(c)	2,204	107,533
Plexus Corp.*	5,660	559,265
Powerfleet, Inc.*	6,489	43,736
Research Frontiers, Inc.*(c)	5,305	12,626
Rogers Corp.*	3,724	697,691
Sanmina Corp.*	12,797	538,882
ScanSource, Inc.*	5,050	154,177
TTM Technologies, Inc.*	19,955	302,318
Vishay Intertechnology, Inc.	26,550	639,059
Vishay Precision Group, Inc.*	2,482	80,913
Wrap Technologies, Inc.*(c)	2,282	20,447
		11,865,671
Energy Equipment & Services - 0.6%
Archrock, Inc.	25,913	238,400
Aspen Aerogels, Inc.*	4,123	83,614
Bristow Group, Inc.*	1,295	35,328
Cactus, Inc., Class A	9,502	332,950
ChampionX Corp.*	37,105	983,282
DMC Global, Inc.*	2,906	153,931
Dril-Quip, Inc.*	6,978	233,972
Exterran Corp.*	5,208	24,582
Frank's International NV*	30,949	103,989
Helix Energy Solutions Group, Inc.*	28,492	149,013
Liberty Oilfield Services, Inc., Class A*	16,544	247,498
Nabors Industries Ltd.*	1,404	131,442
National Energy Services Reunited Corp.*(c)	4,124	52,911
Newpark Resources, Inc.*	17,933	59,896
NexTier Oilfield Solutions, Inc.*	32,318	137,351
Oceaneering International, Inc.*	19,825	282,903
Oil States International, Inc.*	12,025	77,321
Patterson-UTI Energy, Inc.	36,576	306,141
ProPetro Holding Corp.*	16,008	159,120
RPC, Inc.*	11,479	56,362
Select Energy Services, Inc., Class A*	11,770	66,854
Solaris Oilfield Infrastructure, Inc., Class A	5,751	57,452
Tidewater, Inc.*(c)	8,069	111,029
Transocean Ltd.*	116,784	441,444
US Silica Holdings, Inc.*	14,726	151,089
		4,677,874
Entertainment - 0.4%
AMC Entertainment Holdings, Inc., Class A*(c)	75,689	1,976,997
Cinemark Holdings, Inc.*	21,347	483,723
Eros STX Global Corp.*(c)	32,403	38,884
Gaia, Inc.*	2,419	28,084
IMAX Corp.*	9,885	213,615
Liberty Media Corp.-Liberty Braves, Class A*(c)	2,003	55,924
Liberty Media Corp.-Liberty Braves, Class C*	7,253	198,369
LiveXLive Media, Inc.*(c)	9,953	49,168
Marcus Corp. (The)*	4,478	94,530
		3,139,294

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 4.1%
Acadia Realty Trust	16,942	367,641
Agree Realty Corp.	12,441	874,353
Alexander & Baldwin, Inc.	14,397	276,566
Alexander's, Inc.	432	117,141
Alpine Income Property Trust, Inc.	1,341	24,446
American Assets Trust, Inc.	10,050	367,328
American Finance Trust, Inc.	21,810	198,471
Armada Hoffler Properties, Inc.	11,487	152,432
Bluerock Residential Growth REIT, Inc.	4,420	42,918
Broadstone Net Lease, Inc.	7,089	154,824
BRT Apartments Corp.	2,104	37,725
CareTrust REIT, Inc.	19,082	444,229
CatchMark Timber Trust, Inc., Class A	9,733	116,309
Centerspace REIT	2,597	184,880
Chatham Lodging Trust*	9,259	121,941
CIM Commercial Trust Corp.	2,248	26,931
City Office REIT, Inc.	8,550	98,838
Clipper Realty, Inc.	2,966	24,025
Colony Capital, Inc.*(c)	95,916	658,943
Columbia Property Trust, Inc.	22,871	400,014
Community Healthcare Trust, Inc.	4,450	210,396
CorEnergy Infrastructure Trust, Inc.(c)	2,741	16,695
CorePoint Lodging, Inc.*	7,839	82,231
CTO Realty Growth, Inc.	1,189	62,803
DiamondRock Hospitality Co.*	39,892	386,155
Diversified Healthcare Trust	47,366	171,939
Easterly Government Properties, Inc.	16,295	337,795
EastGroup Properties, Inc.	7,816	1,235,553
Essential Properties Realty Trust, Inc.	20,766	531,610
Farmland Partners, Inc.	5,124	63,691
Four Corners Property Trust, Inc.	14,653	406,767
Franklin Street Properties Corp.	20,747	106,640
GEO Group, Inc. (The)(c)	23,528	122,110
Getty Realty Corp.	6,974	217,101
Gladstone Commercial Corp.	6,718	145,579
Gladstone Land Corp.	4,277	98,927
Global Medical REIT, Inc.	8,779	126,418
Global Net Lease, Inc.	18,006	351,837
Healthcare Realty Trust, Inc.	27,953	848,094
Hersha Hospitality Trust*	6,797	73,068
Independence Realty Trust, Inc.	20,345	347,493
Indus Realty Trust, Inc.	658	43,336
Industrial Logistics Properties Trust	12,967	324,953
Innovative Industrial Properties, Inc.	4,682	843,837
iStar, Inc.(c)	14,338	241,022
Kite Realty Group Trust	16,589	351,687
Lexington Realty Trust	54,572	675,601
LTC Properties, Inc.	7,766	304,272
Macerich Co. (The)	29,931	476,202
Mack-Cali Realty Corp.	17,340	295,994
Monmouth Real Estate Investment Corp.	18,960	357,206
National Health Investors, Inc.	8,693	572,956
National Storage Affiliates Trust	12,505	576,481
NETSTREIT Corp.	4,429	98,855
New Senior Investment Group, Inc.	16,365	108,500
NexPoint Residential Trust, Inc.	4,421	229,185
Office Properties Income Trust	9,555	279,293
One Liberty Properties, Inc.(c)	3,201	81,786
Pebblebrook Hotel Trust	25,993	580,944
Physicians Realty Trust	41,688	755,803
Piedmont Office Realty Trust, Inc., Class A	24,789	458,349
Plymouth Industrial REIT, Inc.	4,901	93,805
PotlatchDeltic Corp.	13,089	787,958
Preferred Apartment Communities, Inc., Class A	9,496	93,156
PS Business Parks, Inc.	4,016	622,319
QTS Realty Trust, Inc., Class A(c)	12,798	811,137
Retail Opportunity Investments Corp.	23,104	412,637
Retail Properties of America, Inc., Class A	42,834	516,150
Retail Value, Inc.	3,273	57,474
RLJ Lodging Trust	32,783	503,875
RPT Realty	16,113	205,441
Ryman Hospitality Properties, Inc.*	10,081	755,168
Sabra Health Care REIT, Inc.	41,029	716,777
Safehold, Inc.	3,594	251,939
Saul Centers, Inc.	2,382	105,880
Seritage Growth Properties, Class A*(c)	6,797	114,733
Service Properties Trust	32,746	411,290
SITE Centers Corp.	30,585	457,857
STAG Industrial, Inc.(c)	31,882	1,138,506
Summit Hotel Properties, Inc.*	20,648	198,427
Sunstone Hotel Investors, Inc.*	42,933	539,238
Tanger Factory Outlet Centers, Inc.(c)	18,086	317,048
Terreno Realty Corp.	13,505	859,188
UMH Properties, Inc.	7,414	157,251
Uniti Group, Inc.	38,596	419,153
Universal Health Realty Income Trust	2,559	177,083
Urban Edge Properties	23,146	447,875
Urstadt Biddle Properties, Inc., Class A	5,940	108,583
Washington REIT	16,853	398,573
Whitestone REIT	7,955	65,867
Xenia Hotels & Resorts, Inc.*	22,630	439,248
		30,472,755
Food & Staples Retailing - 0.6%
Andersons, Inc. (The)	6,224	193,442
BJ's Wholesale Club Holdings, Inc.*	27,351	1,225,051
Chefs' Warehouse, Inc. (The)*	6,028	185,421
HF Foods Group, Inc.*(c)	7,100	43,381
Ingles Markets, Inc., Class A	2,851	176,591
Natural Grocers by Vitamin Cottage, Inc.	1,823	21,858
Performance Food Group Co.*	26,163	1,311,551
PriceSmart, Inc.	4,540	400,882
Rite Aid Corp.*(c)	10,932	199,728
SpartanNash Co.	7,092	148,719
United Natural Foods, Inc.*	11,180	424,393
Village Super Market, Inc., Class A(c)	1,711	41,252
Weis Markets, Inc.(c)	1,909	97,130
		4,469,399
Food Products - 1.1%
Alico, Inc.	1,045	33,440
B&G Foods, Inc.(c)	12,739	389,813
Bridgford Foods Corp.*	342	6,043

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Calavo Growers, Inc.	3,288	234,106
Cal-Maine Foods, Inc.	7,397	258,229
Darling Ingredients, Inc.*	32,135	2,199,962
Farmer Bros Co.*	3,289	39,600
Fresh Del Monte Produce, Inc.	6,209	207,815
Freshpet, Inc.*	8,137	1,438,784
Hostess Brands, Inc.*(c)	25,030	392,470
J & J Snack Foods Corp.	2,989	524,809
John B Sanfilippo & Son, Inc.	1,737	162,079
Laird Superfood, Inc.*(c)	623	20,360
Lancaster Colony Corp.	3,783	706,173
Landec Corp.*	5,174	61,933
Limoneira Co.(c)	3,031	56,952
Mission Produce, Inc.*	1,476	29,978
Sanderson Farms, Inc.	4,022	654,581
Seneca Foods Corp., Class A*	1,298	60,020
Simply Good Foods Co. (The)*	17,014	587,493
Tootsie Roll Industries, Inc.	3,261	102,037
Vital Farms, Inc.*	4,777	101,702
		8,268,379
Gas Utilities - 0.6%
Brookfield Infrastructure Corp., Class A(c)	6,338	453,674
Chesapeake Utilities Corp.	3,428	392,712
New Jersey Resources Corp.	19,034	813,133
Northwest Natural Holding Co.	6,083	321,669
ONE Gas, Inc.	10,472	778,279
RGC Resources, Inc.	1,522	34,823
South Jersey Industries, Inc.	20,144	537,039
Southwest Gas Holdings, Inc.	11,372	750,666
Spire, Inc.	10,026	718,463
		4,800,458
Health Care Equipment & Supplies - 2.5%
Accelerate Diagnostics, Inc.*(c)	6,555	49,752
Accuray, Inc.*	18,348	78,162
Acutus Medical, Inc.*(c)	2,876	46,793
Alphatec Holdings, Inc.*	10,994	159,413
AngioDynamics, Inc.*	7,324	169,331
Apyx Medical Corp.*	6,677	65,368
Aspira Women's Health, Inc.*(c)	17,011	95,091
AtriCure, Inc.*	8,732	652,542
Atrion Corp.	279	173,259
Avanos Medical, Inc.*	9,493	380,669
Axogen, Inc.*	7,431	150,849
Axonics, Inc.*	6,043	348,621
Bellerophon Therapeutics, Inc.*	898	3,718
Beyond Air, Inc.*(c)	3,304	16,355
BioLife Solutions, Inc.*	2,809	93,568
BioSig Technologies, Inc.*(c)	4,981	18,031
Bioventus, Inc., Class A*	1,536	27,310
Cantel Medical Corp.*	7,577	616,237
Cardiovascular Systems, Inc.*	7,859	307,994
Cerus Corp.*	32,788	189,843
Chembio Diagnostics, Inc.*(c)	3,948	12,594
Co-Diagnostics, Inc.*(c)	5,304	42,803
CONMED Corp.	5,427	747,244
CryoLife, Inc.*	7,569	218,063
CryoPort, Inc.*	7,972	445,794
Cutera, Inc.*	3,452	132,488
CytoSorbents Corp.*	8,201	66,346
Eargo, Inc.*(c)	1,626	55,317
Electromed, Inc.*	1,411	13,912
ESC Co.*(d)	8,160	—
FONAR Corp.*	1,255	22,715
Glaukos Corp.*	8,528	627,490
Heska Corp.*	1,390	275,428
Inari Medical, Inc.*	3,310	287,804
Inogen, Inc.*	3,676	227,214
Integer Holdings Corp.*	6,532	590,950
Intersect ENT, Inc.*	6,494	114,619
IntriCon Corp.*	1,691	37,760
Invacare Corp.*	6,746	53,968
iRadimed Corp.*	1,173	32,621
iRhythm Technologies, Inc.*	5,755	434,272
Lantheus Holdings, Inc.*	13,253	321,385
LeMaitre Vascular, Inc.	3,320	170,017
LENSAR, Inc.*	1,482	12,256
LivaNova plc*	9,758	815,183
Lucira Health, Inc.*(c)	2,086	10,305
Meridian Bioscience, Inc.*	8,455	175,526
Merit Medical Systems, Inc.*	10,817	652,698
Mesa Laboratories, Inc.	945	232,527
Milestone Scientific, Inc.*	9,194	19,124
Misonix, Inc.*	2,401	46,075
Natus Medical, Inc.*	6,718	180,042
Nemaura Medical, Inc.*(c)	1,476	20,088
Neogen Corp.*	10,535	972,486
Nevro Corp.*	6,790	1,023,253
NuVasive, Inc.*	10,266	700,141
OraSure Technologies, Inc.*	14,197	136,433
Ortho Clinical Diagnostics Holdings plc*	17,620	362,091
Orthofix Medical, Inc.*	3,728	151,730
OrthoPediatrics Corp.*(c)	2,622	148,117
Outset Medical, Inc.*	1,988	95,961
PAVmed, Inc.*(c)	12,468	66,080
Pulmonx Corp.*	2,321	99,617
Pulse Biosciences, Inc.*(c)	2,834	51,125
Quotient Ltd.*	14,472	60,204
Repro-Med Systems, Inc.*(c)	5,385	22,994
Retractable Technologies, Inc.*(c)	2,742	24,925
Rockwell Medical, Inc.*(c)	13,921	12,113
SeaSpine Holdings Corp.*	5,283	107,668
Shockwave Medical, Inc.*	5,680	1,021,832
SI-BONE, Inc.*	5,766	173,960
Sientra, Inc.*	10,345	72,001
Silk Road Medical, Inc.*	5,449	264,712
Soliton, Inc.*(c)	1,389	30,947
STAAR Surgical Co.*	9,151	1,336,321
Stereotaxis, Inc.*	8,828	70,801
Surgalign Holdings, Inc.*	19,833	38,873
Surmodics, Inc.*	2,671	141,697
Tactile Systems Technology, Inc.*	3,664	197,013
Talis Biomedical Corp.*(c)	2,640	25,714
Tela Bio, Inc.*	1,367	18,783
TransMedics Group, Inc.*	5,022	128,764
Utah Medical Products, Inc.	680	58,283
Vapotherm, Inc.*	3,919	77,518
Varex Imaging Corp.*	7,618	191,136
Venus Concept, Inc.*(c)	5,078	10,359
ViewRay, Inc.*	24,132	141,896
VolitionRX Ltd.*(c)	5,914	20,640
Zynex, Inc.*(c)	3,726	56,710
		18,850,432
Health Care Providers & Services - 2.2%
1Life Healthcare, Inc.*	15,699	580,863
Accolade, Inc.*	6,396	322,934
AdaptHealth Corp.*	14,996	392,745

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Addus HomeCare Corp.*	2,959	284,567
AMN Healthcare Services, Inc.*	9,317	826,418
Apollo Medical Holdings, Inc.*	4,035	140,741
Apria, Inc.*	1,514	46,101
Avalon GloboCare Corp.*(c)	4,015	4,577
Biodesix, Inc.*(c)	608	8,786
Brookdale Senior Living, Inc.*	36,675	247,189
Castle Biosciences, Inc.*	2,912	174,516
Community Health Systems, Inc.*	17,016	242,818
CorVel Corp.*	1,749	217,925
Covetrus, Inc.*	23,204	643,679
Cross Country Healthcare, Inc.*	7,150	111,897
Ensign Group, Inc. (The)	10,319	858,541
Enzo Biochem, Inc.*	8,875	27,335
Exagen, Inc.*	950	13,538
Five Star Senior Living, Inc.*	3,771	22,664
Fulgent Genetics, Inc.*(c)	2,708	200,582
Hanger, Inc.*	7,393	190,961
HealthEquity, Inc.*	16,028	1,332,247
InfuSystem Holdings, Inc.*	2,924	54,094
Joint Corp. (The)*	2,646	188,078
LHC Group, Inc.*	6,062	1,193,305
Magellan Health, Inc.*	4,842	456,068
MEDNAX, Inc.*(c)	14,890	476,182
ModivCare, Inc.*	2,416	355,708
National HealthCare Corp.	2,508	183,611
National Research Corp.	2,725	130,337
Ontrak, Inc.*(c)	1,593	48,395
Option Care Health, Inc.*	17,100	313,614
Owens & Minor, Inc.	14,504	648,474
Patterson Cos., Inc.	16,943	551,325
Pennant Group, Inc. (The)*	5,090	174,434
PetIQ, Inc.*(c)	4,267	175,374
Progenity, Inc.*	3,568	9,241
Progyny, Inc.*(c)	5,332	341,461
R1 RCM, Inc.*	21,673	501,730
RadNet, Inc.*	8,689	229,998
Select Medical Holdings Corp.	21,691	869,158
Sharps Compliance Corp.*	2,849	38,803
Surgery Partners, Inc.*	5,161	302,073
Tenet Healthcare Corp.*	20,869	1,396,345
Tivity Health, Inc.*	8,654	226,735
Triple-S Management Corp., Class B*	4,526	114,508
US Physical Therapy, Inc.	2,535	294,973
Viemed Healthcare, Inc.*	6,974	54,467
		16,220,115
Health Care Technology - 0.8%
Allscripts Healthcare Solutions, Inc.*	31,395	545,959
Computer Programs and Systems, Inc.	2,563	82,964
Evolent Health, Inc., Class A*(c)	15,076	292,927
Health Catalyst, Inc.*	6,717	360,636
HealthStream, Inc.*	5,148	134,775
iCAD, Inc.*	4,016	66,063
Inovalon Holdings, Inc., Class A*	14,911	467,609
Inspire Medical Systems, Inc.*	5,228	1,015,800
NantHealth, Inc.*(c)	5,388	14,063
NextGen Healthcare, Inc.*	11,145	183,001
Omnicell, Inc.*	8,483	1,179,137
OptimizeRx Corp.*	3,259	160,082
Phreesia, Inc.*	6,725	332,887
Schrodinger, Inc.*	6,004	421,361
Simulations Plus, Inc.(c)	3,034	160,135
Tabula Rasa HealthCare, Inc.*(c)	4,231	182,821
Vocera Communications, Inc.*	6,415	216,314
		5,816,534
Hotels, Restaurants & Leisure - 3.2%
Accel Entertainment, Inc.*	10,052	131,882
Bally's Corp.*	3,489	202,467
Biglari Holdings, Inc., Class A*	16	13,116
Biglari Holdings, Inc., Class B*	182	29,151
BJ's Restaurants, Inc.*	4,407	243,619
Bloomin' Brands, Inc.*	17,484	516,652
Bluegreen Vacations Holding Corp.*	2,470	51,845
Boyd Gaming Corp.*	16,234	1,045,307
Brinker International, Inc.*	9,055	556,430
Caesars Entertainment, Inc.*	35,963	3,864,224
Carrols Restaurant Group, Inc.*	6,969	41,187
Century Casinos, Inc.*	5,412	75,714
Cheesecake Factory, Inc. (The)*	8,445	496,735
Churchill Downs, Inc.	7,591	1,514,632
Chuy's Holdings, Inc.*	3,919	162,443
Cracker Barrel Old Country Store, Inc.	4,733	746,489
Dave & Buster's Entertainment, Inc.*	8,823	373,036
Del Taco Restaurants, Inc.	5,956	60,513
Denny's Corp.*	12,404	218,062
Dine Brands Global, Inc.*	3,108	295,105
El Pollo Loco Holdings, Inc.*	3,718	62,685
Everi Holdings, Inc.*	16,400	339,972
Fiesta Restaurant Group, Inc.*	3,596	48,870
GAN Ltd.*(c)	6,389	110,530
Golden Entertainment, Inc.*	3,345	142,631
Hilton Grand Vacations, Inc.*	17,014	778,050
International Game Technology plc*(c)	19,851	481,585
Jack in the Box, Inc.	4,582	520,515
Kura Sushi USA, Inc., Class A*	672	28,883
Lindblad Expeditions Holdings, Inc.*	5,142	87,517
Marriott Vacations Worldwide Corp.*	8,087	1,393,309
Monarch Casino & Resort, Inc.*	2,523	180,041
Nathan's Famous, Inc.(c)	564	36,417
NEOGAMES SA*(c)	1,116	71,536
Noodles & Co.*	6,211	79,998
Papa John's International, Inc.	6,534	613,869
Penn National Gaming, Inc.*(c)	31,118	2,550,742
PlayAGS, Inc.*	5,315	54,107
RCI Hospitality Holdings, Inc.	1,671	129,503
Red Robin Gourmet Burgers, Inc.*	3,090	110,807
Red Rock Resorts, Inc., Class A*	13,146	588,284
Ruth's Hospitality Group, Inc.*	6,476	156,331
Scientific Games Corp.*	11,408	827,536
SeaWorld Entertainment, Inc.*	10,151	552,519
Shake Shack, Inc., Class A*	7,004	658,236
Target Hospitality Corp.*(c)	5,853	22,534
Texas Roadhouse, Inc.	13,119	1,321,214
Wingstop, Inc.	5,917	844,238
		23,431,068
Household Durables - 1.7%
Beazer Homes USA, Inc.*	5,697	135,646
Casper Sleep, Inc.*	5,051	46,116
Cavco Industries, Inc.*	1,836	406,252

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Century Communities, Inc.*	5,838	475,097
Ethan Allen Interiors, Inc.	4,520	130,492
GoPro, Inc., Class A*	24,442	274,239
Green Brick Partners, Inc.*	6,125	142,958
Hamilton Beach Brands Holding Co., Class A	1,362	34,322
Helen of Troy Ltd.*	4,882	1,027,563
Hooker Furniture Corp.	2,331	83,566
Installed Building Products, Inc.	4,565	541,409
iRobot Corp.*(c)	5,512	538,522
KB Home	17,799	833,171
La-Z-Boy, Inc.	8,895	366,741
Legacy Housing Corp.*(c)	1,618	30,807
LGI Homes, Inc.*	4,449	804,424
Lifetime Brands, Inc.	2,416	36,240
Lovesac Co. (The)*(c)	1,986	164,878
M/I Homes, Inc.*	5,568	392,655
MDC Holdings, Inc.	11,278	653,560
Meritage Homes Corp.*	7,423	799,234
Purple Innovation, Inc.*	6,479	184,781
Skyline Champion Corp.*	10,500	531,825
Sonos, Inc.*	24,023	888,851
Taylor Morrison Home Corp., Class A*	25,211	746,750
TopBuild Corp.*	6,608	1,308,714
Tri Pointe Homes, Inc.*	25,202	607,872
Tupperware Brands Corp.*	9,793	251,093
Universal Electronics, Inc.*	2,659	133,110
VOXX International Corp.*(c)	3,958	59,528
		12,630,416
Household Products - 0.2%
Central Garden & Pet Co.*	1,925	105,740
Central Garden & Pet Co., Class A*	7,973	402,238
Oil-Dri Corp. of America	1,035	37,829
WD-40 Co.	2,726	667,325
		1,213,132
Independent Power and Renewable Electricity Producers - 0.4%
Brookfield Renewable Corp.	25,697	1,097,776
Clearway Energy, Inc., Class A	6,966	175,056
Clearway Energy, Inc., Class C	16,370	439,207
Ormat Technologies, Inc.(c)	8,744	603,773
Sunnova Energy International, Inc.*	11,175	326,310
		2,642,122
Industrial Conglomerates - 0.0%(e)
Raven Industries, Inc.	7,117	314,073

Insurance - 1.4%
Ambac Financial Group, Inc.*	9,055	136,640
American Equity Investment Life Holding Co.	18,122	552,721
AMERISAFE, Inc.	3,827	250,783
Argo Group International Holdings Ltd.	6,480	347,587
BRP Group, Inc., Class A*	8,477	208,365
Citizens, Inc.*(c)	9,898	51,668
CNO Financial Group, Inc.	26,956	715,951
Crawford & Co., Class A	3,246	31,389
Donegal Group, Inc., Class A	2,250	34,402
eHealth, Inc.*	5,147	335,842
Employers Holdings, Inc.	5,748	242,566
Enstar Group Ltd.*	2,404	610,352
FedNat Holding Co.	2,463	11,798
Genworth Financial, Inc., Class A*	100,747	423,137
Goosehead Insurance, Inc., Class A	2,635	236,807
Greenlight Capital Re Ltd., Class A*	5,410	50,042
HCI Group, Inc.	1,247	100,458
Heritage Insurance Holdings, Inc.	5,012	41,750
Horace Mann Educators Corp.	8,280	330,124
Independence Holding Co.	925	40,719
Investors Title Co.	255	45,349
James River Group Holdings Ltd.	5,965	208,298
Kinsale Capital Group, Inc.	4,223	702,961
MBIA, Inc.*	9,913	99,031
Midwest Holding, Inc.*	190	7,893
National Western Life Group, Inc., Class A	513	125,695
NI Holdings, Inc.*	1,807	34,441
Palomar Holdings, Inc.*	4,048	295,504
ProAssurance Corp.	10,704	260,642
ProSight Global, Inc.*	1,861	23,821
RLI Corp.	7,903	833,608
Safety Insurance Group, Inc.	2,852	242,734
Selective Insurance Group, Inc.	11,807	888,713
Selectquote, Inc.*	26,087	530,088
SiriusPoint Ltd.*	16,811	176,852
State Auto Financial Corp.	3,505	66,244
Stewart Information Services Corp.	5,260	317,441
Tiptree, Inc.	4,888	52,644
Trean Insurance Group, Inc.*	2,349	39,463
Trupanion, Inc.*	6,014	542,282
United Fire Group, Inc.	4,185	128,270
United Insurance Holdings Corp.	4,064	22,921
Universal Insurance Holdings, Inc.	5,430	76,563
Vericity, Inc.*	368	3,334
Watford Holdings Ltd.*	3,424	119,635
		10,597,528
Interactive Media & Services - 0.3%
Cargurus, Inc.*	17,525	494,555
Cars.com, Inc.*	13,470	196,797
DHI Group, Inc.*	9,590	30,688
Eventbrite, Inc., Class A*(c)	12,838	260,611
EverQuote, Inc., Class A*	2,800	88,284
Liberty TripAdvisor Holdings, Inc., Class A*	14,516	69,096
MediaAlpha, Inc., Class A*	3,555	150,448
QuinStreet, Inc.*	9,602	173,892
TrueCar, Inc.*	20,549	121,445
Yelp, Inc.*	14,390	577,183
		2,162,999
Internet & Direct Marketing Retail - 0.5%
1-800-Flowers.com, Inc., Class A*	5,105	155,549
CarParts.com, Inc.*	6,818	111,406
Duluth Holdings, Inc., Class B*(c)	2,211	35,597
Groupon, Inc.*	4,645	219,476
Lands' End, Inc.*	2,324	59,518
Liquidity Services, Inc.*	5,267	125,934
Overstock.com, Inc.*(c)	8,520	727,864
PetMed Express, Inc.(c)	3,906	112,884
Quotient Technology, Inc.*	17,354	204,083
RealReal, Inc. (The)*	12,696	221,799
Shutterstock, Inc.	4,369	396,487
Stamps.com, Inc.*	3,396	637,361
Stitch Fix, Inc., Class A*	11,803	630,988
Waitr Holdings, Inc.*(c)	16,719	33,940
		3,672,886

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
IT Services - 1.0%
BM Technologies, Inc.*(c)	51	655
Brightcove, Inc.*	7,879	114,246
Cardtronics plc, Class A*	7,187	279,790
Cass Information Systems, Inc.	2,840	129,589
Conduent, Inc.*	32,948	249,746
Contra BmTechnologies*	645	8,288
CSG Systems International, Inc.	6,462	284,586
EVERTEC, Inc.	12,024	523,405
Evo Payments, Inc., Class A*	9,122	261,254
ExlService Holdings, Inc.*	6,608	673,884
GreenSky, Inc., Class A*	12,614	73,918
Grid Dynamics Holdings, Inc.*	5,438	83,582
GTT Communications, Inc.*	6,367	9,487
Hackett Group, Inc. (The)	4,996	88,979
I3 Verticals, Inc., Class A*(c)	3,700	114,959
IBEX Holdings Ltd.*	1,188	25,827
Information Services Group, Inc.*	7,179	42,069
International Money Express, Inc.*	5,716	87,283
Limelight Networks, Inc.*(c)	24,048	74,549
LiveRamp Holdings, Inc.*	13,007	653,472
Maximus, Inc.	12,205	1,131,037
MoneyGram International, Inc.*	12,384	121,363
Paysign, Inc.*(c)	6,260	20,721
Perficient, Inc.*	6,506	465,765
PFSweb, Inc.*	3,176	23,915
Priority Technology Holdings, Inc.*	1,525	11,819
Rackspace Technology, Inc.*	6,884	138,919
Repay Holdings Corp.*	13,304	302,134
ServiceSource International, Inc.*	17,622	21,851
StarTek, Inc.*	3,484	22,054
Sykes Enterprises, Inc.*	7,625	319,640
TTEC Holdings, Inc.	3,624	392,878
Tucows, Inc., Class A*(c)	1,868	145,891
Unisys Corp.*	12,358	317,724
Verra Mobility Corp.*	26,702	380,503
		7,595,782
Leisure Products - 0.6%
Acushnet Holdings Corp.	6,841	363,941
American Outdoor Brands, Inc.*	2,761	88,435
Callaway Golf Co.*	18,652	688,632
Clarus Corp.	4,832	114,470
Escalade, Inc.(c)	2,060	50,367
Johnson Outdoors, Inc., Class A	1,047	127,933
Malibu Boats, Inc., Class A*	4,145	325,051
Marine Products Corp.	1,438	23,353
MasterCraft Boat Holdings, Inc.*	3,700	102,712
Nautilus, Inc.*(c)	6,004	108,132
Smith & Wesson Brands, Inc.	11,062	235,178
Sturm Ruger & Co., Inc.	3,365	265,633
Vista Outdoor, Inc.*	11,651	507,867
YETI Holdings, Inc.*(c)	15,977	1,399,585
		4,401,289
Life Sciences Tools & Services - 0.6%
Champions Oncology, Inc.*	1,350	12,703
ChromaDex Corp.*(c)	8,233	68,334
Codexis, Inc.*(c)	11,525	236,262
Fluidigm Corp.*(c)	14,776	85,701
Harvard Bioscience, Inc.*	7,644	53,508
Luminex Corp.	8,585	316,701
Medpace Holdings, Inc.*	5,514	921,169
NanoString Technologies, Inc.*	8,813	489,033
NeoGenomics, Inc.*	21,700	890,351
Pacific Biosciences of California, Inc.*	36,420	985,161
Personalis, Inc.*	5,261	118,320
Quanterix Corp.*	4,806	247,461
Seer, Inc.*(c)	2,891	85,516
		4,510,220
Machinery - 2.9%
Agrify Corp.*	1,250	11,713
Alamo Group, Inc.	1,974	304,351
Albany International Corp., Class A	6,141	548,698
Altra Industrial Motion Corp.	12,882	846,219
Astec Industries, Inc.	4,485	307,357
Barnes Group, Inc.	9,385	501,347
Blue Bird Corp.*	3,105	81,227
Chart Industries, Inc.*	7,208	1,051,936
CIRCOR International, Inc.*	3,985	149,956
Columbus McKinnon Corp.	4,681	237,327
Douglas Dynamics, Inc.	4,506	197,588
Eastern Co. (The)	1,075	34,271
Energy Recovery, Inc.*(c)	8,016	152,384
Enerpac Tool Group Corp.	11,993	328,608
EnPro Industries, Inc.	4,134	380,287
ESCO Technologies, Inc.	5,114	483,989
Evoqua Water Technologies Corp.*	23,042	717,067
ExOne Co. (The)*(c)	2,870	61,188
Federal Signal Corp.	11,951	507,678
Franklin Electric Co., Inc.	9,190	770,949
Gencor Industries, Inc.*	2,089	26,238
Gorman-Rupp Co. (The)	3,517	126,542
Graham Corp.	1,927	28,308
Greenbrier Cos., Inc. (The)	6,437	285,867
Helios Technologies, Inc.	6,207	441,007
Hillenbrand, Inc.	14,797	674,743
Hurco Cos., Inc.	1,244	42,781
Hydrofarm Holdings Group, Inc.*	1,923	119,784
Hyster-Yale Materials Handling, Inc.	1,978	149,517
John Bean Technologies Corp.	6,254	900,764
Kadant, Inc.	2,283	383,590
Kennametal, Inc.	16,589	622,253
L B Foster Co., Class A*	2,017	36,286
Lindsay Corp.	2,163	356,095
Luxfer Holdings plc	5,495	125,616
Lydall, Inc.*	3,418	124,347
Manitowoc Co., Inc. (The)*	6,763	174,621
Mayville Engineering Co., Inc.*	1,467	28,518
Meritor, Inc.*	13,853	360,178
Miller Industries, Inc.	2,218	92,823
Mueller Industries, Inc.	11,167	518,484
Mueller Water Products, Inc., Class A	31,304	452,969
Navistar International Corp.*	9,970	440,973
NN, Inc.*	8,379	62,926
Omega Flex, Inc.	576	84,701
Park-Ohio Holdings Corp.	1,743	64,299
Proto Labs, Inc.*	5,339	477,253
RBC Bearings, Inc.*	4,919	963,091
REV Group, Inc.*	5,485	102,679
Rexnord Corp.	24,052	1,201,878
Shyft Group, Inc. (The)	6,888	268,494
SPX Corp.*	8,585	537,679

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
SPX FLOW, Inc.	8,495	583,012
Standex International Corp.	2,452	244,317
Tennant Co.	3,652	302,166
Terex Corp.	13,446	704,167
TriMas Corp.*	8,208	266,103
Wabash National Corp.	10,563	168,480
Watts Water Technologies, Inc., Class A	5,470	743,373
Welbilt, Inc.*	26,040	643,448
		21,604,510
Marine - 0.1%
Costamare, Inc.	10,094	108,308
Eagle Bulk Shipping, Inc.*(c)	1,293	61,198
Eneti, Inc.	1,680	33,785
Genco Shipping & Trading Ltd.	3,420	54,036
Matson, Inc.	8,544	552,369
Pangaea Logistics Solutions Ltd.	2,115	8,566
Safe Bulkers, Inc.*	10,365	38,247
		856,509
Media - 0.7%
AMC Networks, Inc., Class A*	5,676	304,688
Boston Omaha Corp., Class A*	2,628	80,574
Cardlytics, Inc.*	5,963	635,358
comScore, Inc.*	12,097	48,388
Daily Journal Corp.*	247	78,917
Emerald Holding, Inc.*(c)	4,880	27,572
Entercom Communications Corp.*	23,420	101,877
Entravision Communications Corp., Class A	11,750	54,872
EW Scripps Co. (The), Class A	11,198	237,510
Fluent, Inc.*	8,352	24,137
Gannett Co., Inc.*(c)	26,578	136,345
Gray Television, Inc.	17,340	403,328
Hemisphere Media Group, Inc.*	3,271	40,462
iHeartMedia, Inc., Class A*	12,203	283,232
Loral Space & Communications, Inc.(c)	2,562	96,972
Magnite, Inc.*	22,072	655,538
Meredith Corp.*	7,920	266,746
MSG Networks, Inc., Class A*	6,041	93,152
National CineMedia, Inc.	12,433	60,176
Saga Communications, Inc., Class A*	754	17,802
Scholastic Corp.	5,802	195,411
Sinclair Broadcast Group, Inc., Class A	8,819	297,112
TechTarget, Inc.*	4,752	334,113
TEGNA, Inc.	43,838	850,019
WideOpenWest, Inc.*	10,449	174,185
		5,498,486
Metals & Mining - 1.6%
Alcoa Corp.*	37,414	1,484,213
Allegheny Technologies, Inc.*	25,340	620,577
Arconic Corp.*	19,877	718,951
Caledonia Mining Corp. plc(c)	2,345	34,518
Carpenter Technology Corp.	9,482	454,377
Century Aluminum Co.*	10,090	137,325
Cleveland-Cliffs, Inc.*(c)	89,651	1,803,778
Coeur Mining, Inc.*	48,355	502,892
Commercial Metals Co.	23,751	747,444
Compass Minerals International, Inc.	6,820	476,718
Gatos Silver, Inc.*	4,723	80,480
Gold Resource Corp.	13,390	37,224
Haynes International, Inc.	2,492	86,722
Hecla Mining Co.	104,226	938,034
Kaiser Aluminum Corp.	3,140	406,285
Materion Corp.	4,052	319,500
Novagold Resources, Inc.*	47,462	486,960
Olympic Steel, Inc.	1,825	65,244
Ryerson Holding Corp.*	3,197	52,942
Schnitzer Steel Industries, Inc., Class A	5,222	284,495
SunCoke Energy, Inc.	16,583	124,870
TimkenSteel Corp.*	8,981	136,062
United States Steel Corp.(c)	52,103	1,351,031
Warrior Met Coal, Inc.	10,271	187,959
Worthington Industries, Inc.	6,973	462,798
		12,001,399
Mortgage Real Estate Investment Trusts (REITs) - 1.0%
Apollo Commercial Real Estate Finance, Inc.	28,155	440,626
Arbor Realty Trust, Inc.	23,052	420,468
Ares Commercial Real Estate Corp.	6,143	93,189
Arlington Asset Investment Corp., Class A*	6,617	26,931
ARMOUR Residential REIT, Inc.	12,784	153,280
Blackstone Mortgage Trust, Inc., Class A	27,822	891,139
Broadmark Realty Capital, Inc.	25,693	264,381
Capstead Mortgage Corp.	19,036	122,782
Cherry Hill Mortgage Investment Corp.	3,036	29,814
Chimera Investment Corp.	38,331	541,617
Colony Credit Real Estate, Inc.	16,790	158,666
Dynex Capital, Inc.	5,087	99,451
Ellington Financial, Inc.	8,240	155,571
Ellington Residential Mortgage REIT(c)	1,800	22,086
Granite Point Mortgage Trust, Inc.	10,905	156,814
Great Ajax Corp.(c)	4,130	52,038
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	14,669	721,861
Invesco Mortgage Capital, Inc.(c)	46,435	157,879
KKR Real Estate Finance Trust, Inc.	5,706	121,994
Ladder Capital Corp.	21,111	246,999
MFA Financial, Inc.	90,637	396,084
New York Mortgage Trust, Inc.	75,661	341,988
Orchid Island Capital, Inc.(c)	17,076	93,406
PennyMac Mortgage Investment Trust	19,590	383,964
Ready Capital Corp.	11,661	177,480
Redwood Trust, Inc.	22,378	249,067
TPG RE Finance Trust, Inc.	11,982	156,245
Two Harbors Investment Corp.	54,705	393,329
Western Asset Mortgage Capital Corp.(c)	11,888	39,349
		7,108,498
Multiline Retail - 0.3%
Big Lots, Inc.	7,413	451,748
Dillard's, Inc., Class A(c)	1,413	186,389
Franchise Group, Inc.	4,357	160,948
Macy's, Inc.*	62,323	1,139,264
		1,938,349

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)

Multi-Utilities - 0.3%
Avista Corp.	13,734	622,562
Black Hills Corp.	12,564	826,586
NorthWestern Corp.	10,140	642,369
Unitil Corp.	2,947	161,643
		2,253,160
Oil, Gas & Consumable Fuels - 1.6%
Adams Resources & Energy, Inc.	444	12,041
Antero Resources Corp.*	48,478	625,851
Arch Resources, Inc.*	3,018	172,237
Ardmore Shipping Corp.*	6,700	30,083
Berry Corp.	13,522	86,000
Bonanza Creek Energy, Inc.*	4,151	178,327
Brigham Minerals, Inc., Class A	8,470	153,646
Clean Energy Fuels Corp.*	25,950	205,524
CNX Resources Corp.*	43,544	593,069
Comstock Resources, Inc.*	4,877	27,457
CONSOL Energy, Inc.*	5,975	91,656
Contango Oil & Gas Co.*	22,908	99,879
CVR Energy, Inc.*	5,909	122,612
Delek US Holdings, Inc.	12,477	278,112
DHT Holdings, Inc.	22,265	142,496
Diamond S Shipping, Inc.*	5,464	58,410
Dorian LPG Ltd.*	7,365	104,657
Earthstone Energy, Inc., Class A*	4,706	45,225
Energy Fuels, Inc.*	26,616	172,738
Evolution Petroleum Corp.(c)	6,200	22,878
Falcon Minerals Corp.	7,625	35,532
Frontline Ltd.(c)	23,557	200,706
Golar LNG Ltd.*	20,446	259,664
Goodrich Petroleum Corp.*	1,844	20,413
Green Plains, Inc.*(c)	6,822	217,554
International Seaways, Inc.	4,798	96,152
Kosmos Energy Ltd.*	80,509	256,019
Magnolia Oil & Gas Corp., Class A*	24,755	319,835
Matador Resources Co.	22,054	675,735
NACCO Industries, Inc., Class A	746	19,090
NextDecade Corp.*(c)	4,202	8,110
Nordic American Tankers Ltd.	29,435	102,434
Overseas Shipholding Group, Inc., Class A*	13,187	30,462
Ovintiv, Inc.	52,284	1,392,323
Par Pacific Holdings, Inc.*	7,984	111,137
PBF Energy, Inc., Class A*	19,283	311,228
PDC Energy, Inc.*	19,925	841,233
Peabody Energy Corp.*	12,536	83,114
Penn Virginia Corp.*	3,050	58,804
PrimeEnergy Resources Corp.*	104	4,293
Range Resources Corp.*	42,720	579,283
Renewable Energy Group, Inc.*	8,611	525,874
REX American Resources Corp.*	1,068	102,560
Scorpio Tankers, Inc.(c)	10,098	225,993
SFL Corp. Ltd.	18,887	163,561
SM Energy Co.	22,792	453,561
Southwestern Energy Co.*	129,256	668,253
Talos Energy, Inc.*(c)	2,742	38,882
Tellurian, Inc.*(c)	33,571	146,370
Uranium Energy Corp.*(c)	38,937	121,873
W&T Offshore, Inc.*(c)	18,830	70,424
Whiting Petroleum Corp.*	246	11,264
World Fuel Services Corp.	12,480	383,510
		11,758,144
Paper & Forest Products - 0.4%
Clearwater Paper Corp.*(c)	3,214	91,695
Domtar Corp.*	10,979	595,391
Glatfelter Corp.	8,750	129,150
Louisiana-Pacific Corp.	21,947	1,475,058
Neenah, Inc.	3,351	177,368
Schweitzer-Mauduit International, Inc.	6,199	253,601
Verso Corp., Class A	6,254	106,381
		2,828,644
Personal Products - 0.3%
BellRing Brands, Inc., Class A*	7,950	228,006
Edgewell Personal Care Co.	10,885	493,961
elf Beauty, Inc.*	9,121	255,388
Inter Parfums, Inc.	3,548	271,351
Lifevantage Corp.*	2,709	21,591
Medifast, Inc.	2,254	748,891
Nature's Sunshine Products, Inc.	1,768	36,226
Revlon, Inc., Class A*(c)	1,371	17,563
USANA Health Sciences, Inc.*	2,312	244,471
Veru, Inc.*	10,919	96,415
		2,413,863
Pharmaceuticals - 1.1%
AcelRx Pharmaceuticals, Inc.*(c)	20,051	27,871
Aerie Pharmaceuticals, Inc.*(c)	7,323	119,292
Agile Therapeutics, Inc.*(c)	13,566	21,841
Amneal Pharmaceuticals, Inc.*	19,808	112,113
Amphastar Pharmaceuticals, Inc.*	7,278	137,700
Angion Biomedica Corp.*(c)	1,157	17,864
ANI Pharmaceuticals, Inc.*(c)	1,876	64,441
Antares Pharma, Inc.*(c)	32,821	130,299
Aquestive Therapeutics, Inc.*(c)	3,967	14,718
Arvinas, Inc.*	7,221	525,256
Atea Pharmaceuticals, Inc.*	2,895	59,116
Athira Pharma, Inc.*(c)	2,769	55,214
Avenue Therapeutics, Inc.*(c)	1,332	6,607
Axsome Therapeutics, Inc.*(c)	5,533	335,908
Aytu BioPharma, Inc.*(c)	4,369	22,195
BioDelivery Sciences International, Inc.*	17,920	63,258
Cara Therapeutics, Inc.*(c)	8,220	111,710
Cassava Sciences, Inc.*(c)	6,528	351,990
Cerecor, Inc.*	8,592	22,683
Chiasma, Inc.*(c)	10,004	42,317
Collegium Pharmaceutical, Inc.*	6,857	163,814
Corcept Therapeutics, Inc.*	19,429	419,666
CorMedix, Inc.*(c)	6,503	47,017
Cymabay Therapeutics, Inc.*(c)	13,832	58,509
Durect Corp.*	44,537	73,486
Eloxx Pharmaceuticals, Inc.*(c)	5,325	8,307
Endo International plc*	45,232	265,512
Eton Pharmaceuticals, Inc.*(c)	3,411	24,082
Evofem Biosciences, Inc.*	15,316	13,172
Evolus, Inc.*(c)	4,346	47,024
Fulcrum Therapeutics, Inc.*	3,402	30,380
Graybug Vision, Inc.*(c)	1,306	5,198
Harmony Biosciences Holdings, Inc.*	1,245	39,790
Harrow Health, Inc.*	4,467	41,096
IMARA, Inc.*(c)	1,530	11,123
Innoviva, Inc.*	12,670	170,411
Intra-Cellular Therapies, Inc.*	13,250	522,182
Kala Pharmaceuticals, Inc.*(c)	7,902	44,646
Kaleido Biosciences, Inc.*(c)	2,731	19,609

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Landos Biopharma, Inc.*	1,256	13,791
Lannett Co., Inc.*	6,557	28,195
Liquidia Corp.*(c)	5,414	16,296
Lyra Therapeutics, Inc.*(c)	1,356	9,736
Marinus Pharmaceuticals, Inc.*(c)	5,815	97,808
NGM Biopharmaceuticals, Inc.*(c)	5,135	77,333
Ocular Therapeutix, Inc.*	14,556	211,935
Odonate Therapeutics, Inc.*(c)	3,136	10,851
Omeros Corp.*(c)	11,801	179,257
Optinose, Inc.*(c)	6,981	22,269
Osmotica Pharmaceuticals plc*(c)	2,537	7,383
Pacira BioSciences, Inc.*	8,515	516,605
Paratek Pharmaceuticals, Inc.*(c)	8,709	71,588
Phathom Pharmaceuticals, Inc.*	2,315	81,835
Phibro Animal Health Corp., Class A	4,072	114,790
Pliant Therapeutics, Inc.*(c)	4,798	144,228
Prestige Consumer Healthcare, Inc.*	10,050	501,193
Provention Bio, Inc.*(c)	10,595	80,628
Recro Pharma, Inc.*	3,872	8,867
Relmada Therapeutics, Inc.*	2,930	101,349
Revance Therapeutics, Inc.*	12,567	372,109
Satsuma Pharmaceuticals, Inc.*	1,837	9,589
scPharmaceuticals, Inc.*	1,400	7,924
SIGA Technologies, Inc.*	10,408	73,376
Strongbridge Biopharma plc*	8,795	22,163
Supernus Pharmaceuticals, Inc.*(c)	9,742	290,799
Tarsus Pharmaceuticals, Inc.*(c)	1,244	41,450
Terns Pharmaceuticals, Inc.*(c)	1,741	29,788
TherapeuticsMD, Inc.*(c)	67,349	81,492
Theravance Biopharma, Inc.*(c)	9,314	160,946
Tricida, Inc.*	5,646	26,028
Verrica Pharmaceuticals, Inc.*(c)	2,485	27,981
VYNE Therapeutics, Inc.*(c)	7,252	28,645
WaVe Life Sciences Ltd.*	6,549	44,795
Xeris Pharmaceuticals, Inc.*(c)	9,183	28,651
Zogenix, Inc.*	11,098	194,770
		7,983,860
Professional Services - 1.2%
Acacia Research Corp.*(c)	9,498	50,814
Akerna Corp.*(c)	3,967	17,376
ASGN, Inc.*	10,166	1,048,013
Barrett Business Services, Inc.	1,514	112,748
BGSF, Inc.	1,959	23,253
CBIZ, Inc.*	10,187	338,310
CRA International, Inc.	1,505	123,199
Exponent, Inc.	10,257	935,746
Forrester Research, Inc.*	2,210	94,831
Franklin Covey Co.*	2,534	78,554
GP Strategies Corp.*	2,606	46,100
Heidrick & Struggles International, Inc.	3,828	164,757
Huron Consulting Group, Inc.*	4,521	247,344
ICF International, Inc.	3,634	319,429
Insperity, Inc.	7,170	661,002
KBR, Inc.	28,445	1,158,849
Kelly Services, Inc., Class A*	6,717	172,425
Kforce, Inc.	3,939	247,015
Korn Ferry	10,734	702,111
ManTech International Corp., Class A	5,422	471,768
Mastech Digital, Inc.*	791	12,466
Mistras Group, Inc.*	3,619	37,674
Red Violet, Inc.*(c)	1,354	29,761
Resources Connection, Inc.	6,162	89,842
TriNet Group, Inc.*	8,226	619,747
TrueBlue, Inc.*	7,013	190,263
Upwork, Inc.*	18,524	871,925
Willdan Group, Inc.*	2,056	74,756
		8,940,078
Real Estate Management & Development - 0.6%
Alset EHome International, Inc.*(c)	442	1,799
Altisource Portfolio Solutions SA*	917	6,263
American Realty Investors, Inc.*	221	2,354
Cushman & Wakefield plc*(c)	22,072	419,589
eXp World Holdings, Inc.*(c)	9,930	320,342
Fathom Holdings, Inc.*(c)	952	31,435
Forestar Group, Inc.*	3,330	76,623
FRP Holdings, Inc.*	1,295	74,242
Kennedy-Wilson Holdings, Inc.	24,117	478,481
Marcus & Millichap, Inc.*	4,650	182,745
Maui Land & Pineapple Co., Inc.*	1,344	14,327
Newmark Group, Inc., Class A	28,939	373,313
Rafael Holdings, Inc., Class B*	1,909	98,695
RE/MAX Holdings, Inc., Class A	3,640	127,436
Realogy Holdings Corp.*	22,898	405,524
Redfin Corp.*(c)	19,915	1,175,583
RMR Group, Inc. (The), Class A	3,037	118,808
St Joe Co. (The)	6,564	306,998
Stratus Properties, Inc.*	1,172	31,843
Tejon Ranch Co.*(c)	4,179	62,518
Transcontinental Realty Investors, Inc.*(c)	267	7,770
		4,316,688
Road & Rail - 0.5%
ArcBest Corp.	5,030	391,535
Avis Budget Group, Inc.*	10,513	923,252
Covenant Logistics Group, Inc., Class A*	2,329	52,426
Daseke, Inc.*	9,094	65,841
Heartland Express, Inc.	9,723	176,472
Marten Transport Ltd.	11,821	201,666
PAM Transportation Services, Inc.*	357	20,720
Saia, Inc.*	5,247	1,207,650
Universal Logistics Holdings, Inc.(c)	1,536	38,400
US Xpress Enterprises, Inc., Class A*	4,423	49,715
Werner Enterprises, Inc.	11,968	574,344
		3,702,021
Semiconductors & Semiconductor Equipment - 2.2%
Advanced Energy Industries, Inc.	7,587	773,950
Alpha & Omega Semiconductor Ltd.*	4,215	135,765
Ambarella, Inc.*	6,768	679,372
Amkor Technology, Inc.	19,933	420,586
Atomera, Inc.*(c)	3,618	63,496
Axcelis Technologies, Inc.*	6,646	275,410
AXT, Inc.*(c)	7,884	80,259
Brooks Automation, Inc.	14,505	1,480,815
CEVA, Inc.*	4,385	196,755
CMC Materials, Inc.	5,799	894,960
Cohu, Inc.*	8,406	312,871
CyberOptics Corp.*	1,421	42,346
Diodes, Inc.*	8,556	647,433
DSP Group, Inc.*	4,433	69,687

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
FormFactor, Inc.*	15,418	543,484
GSI Technology, Inc.*	3,302	20,638
Ichor Holdings Ltd.*	5,403	303,973
Impinj, Inc.*	3,426	178,323
Lattice Semiconductor Corp.*	27,154	1,441,063
MACOM Technology Solutions Holdings, Inc.*	9,616	569,267
Maxeon Solar Technologies Ltd.*(c)	2,123	33,161
MaxLinear, Inc.*	13,695	520,684
NeoPhotonics Corp.*	9,911	101,191
NVE Corp.	950	66,367
Onto Innovation, Inc.*	9,476	680,093
PDF Solutions, Inc.*	5,771	100,646
Photronics, Inc.*	12,392	167,788
Pixelworks, Inc.*	9,097	31,749
Power Integrations, Inc.	11,774	967,705
Rambus, Inc.*	22,647	442,975
Semtech Corp.*	12,898	812,574
Silicon Laboratories, Inc.*	8,656	1,182,063
SiTime Corp.*	2,334	229,502
SMART Global Holdings, Inc.*	2,919	138,361
SunPower Corp.*(c)	15,278	357,352
Synaptics, Inc.*	6,978	881,531
Ultra Clean Holdings, Inc.*	8,008	451,091
Veeco Instruments, Inc.*	9,715	231,411
		16,526,697
Software - 3.8%
8x8, Inc.*	21,290	501,380
A10 Networks, Inc.*	11,969	116,458
ACI Worldwide, Inc.*	22,873	875,121
Agilysys, Inc.*	3,810	193,510
Alarm.com Holdings, Inc.*	9,492	777,205
Altair Engineering, Inc., Class A*(c)	8,671	584,165
American Software, Inc., Class A(c)	6,055	121,827
Appfolio, Inc., Class A*	3,258	439,472
Appian Corp.*(c)	7,095	641,956
Asure Software, Inc.*	3,233	27,319
Avaya Holdings Corp.*	16,707	479,157
Benefitfocus, Inc.*	5,794	85,693
Blackbaud, Inc.*	9,715	686,753
Blackline, Inc.*	10,177	1,058,103
Bottomline Technologies DE, Inc.*	8,860	331,187
Box, Inc., Class A*	28,635	667,482
Cerence, Inc.*	7,594	722,417
ChannelAdvisor Corp.*	5,569	132,152
Cloudera, Inc.*	40,906	526,051
Cognyte Software Ltd.*	12,969	333,822
CommVault Systems, Inc.*	8,440	642,875
Cornerstone OnDemand, Inc.*	12,256	538,896
Digimarc Corp.*(c)	2,386	82,961
Digital Turbine, Inc.*	16,820	1,112,979
Domo, Inc., Class B*	5,300	352,450
Ebix, Inc.(c)	5,348	146,535
eGain Corp.*	4,218	42,349
Envestnet, Inc.*	10,600	762,882
GTY Technology Holdings, Inc.*(c)	9,177	55,062
Intelligent Systems Corp.*(c)	1,498	48,940
InterDigital, Inc.	6,148	496,635
J2 Global, Inc.*	8,661	1,078,554
LivePerson, Inc.*(c)	12,464	684,897
MicroStrategy, Inc., Class A*	1,451	681,970
Mimecast Ltd.*	11,604	580,084
Mitek Systems, Inc.*	8,291	140,615
Model N, Inc.*	6,962	248,335
ON24, Inc.*	1,729	55,639
OneSpan, Inc.*	6,668	174,368
Park City Group, Inc.*(c)	2,462	14,747
Ping Identity Holding Corp.*(c)	7,408	178,607
Progress Software Corp.	8,848	394,355
PROS Holdings, Inc.*	8,009	355,359
Q2 Holdings, Inc.*	10,055	954,521
QAD, Inc., Class A	2,341	167,288
Qualys, Inc.*	6,797	657,134
Rapid7, Inc.*(c)	10,323	863,519
Rimini Street, Inc.*(c)	4,590	29,881
Sailpoint Technologies Holdings, Inc.*	17,581	818,044
Sapiens International Corp. NV	5,479	157,302
SeaChange International, Inc.*(c)	6,095	7,070
SecureWorks Corp., Class A*	1,782	25,091
ShotSpotter, Inc.*	1,607	65,421
Smith Micro Software, Inc.*	6,838	36,857
Sprout Social, Inc., Class A*	5,566	386,392
SPS Commerce, Inc.*	7,094	665,843
Sumo Logic, Inc.*	2,876	54,069
SVMK, Inc.*	24,527	477,050
Synchronoss Technologies, Inc.*	7,888	22,954
Telos Corp.*	3,291	108,208
Tenable Holdings, Inc.*	14,182	592,808
Upland Software, Inc.*	5,309	217,616
Varonis Systems, Inc.*	20,255	978,317
Verint Systems, Inc.*	12,969	598,001
Veritone, Inc.*	5,277	101,160
Viant Technology, Inc., Class A*(c)	2,140	62,467
VirnetX Holding Corp.*(c)	12,645	57,914
Workiva, Inc.*	7,916	751,228
Xperi Holding Corp.	20,863	446,885
Yext, Inc.*	21,017	304,116
Zix Corp.*	10,912	76,057
Zuora, Inc., Class A*	20,620	318,991
		28,173,528
Specialty Retail - 2.8%
Aaron's Co., Inc. (The)	6,731	242,114
Abercrombie & Fitch Co., Class A*	12,445	531,402
Academy Sports & Outdoors, Inc.*(c)	5,910	215,892
American Eagle Outfitters, Inc.(c)	30,118	1,067,081
America's Car-Mart, Inc.*	1,227	201,707
Asbury Automotive Group, Inc.*	3,848	763,020
At Home Group, Inc.*	10,833	406,671
Bed Bath & Beyond, Inc.*(c)	24,262	679,093
Boot Barn Holdings, Inc.*	5,703	435,652
Buckle, Inc. (The)	5,788	243,791
Caleres, Inc.	7,219	181,053
Camping World Holdings, Inc., Class A	6,552	290,843
Cato Corp. (The), Class A*	4,041	62,474
Chico's FAS, Inc.*	23,738	110,382
Children's Place, Inc. (The)*	2,827	262,883
Citi Trends, Inc.*	1,898	158,179
Conn's, Inc.*	3,486	80,840
Container Store Group, Inc. (The)*(c)	6,336	85,916

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Designer Brands, Inc., Class A*	12,311	215,319
Envela Corp.*	1,544	6,608
Express, Inc.*	12,698	54,474
GameStop Corp., Class A*(c)	11,421	2,535,462
Genesco, Inc.*	2,888	158,840
Group 1 Automotive, Inc.	3,477	554,512
GrowGeneration Corp.*(c)	8,124	360,787
Guess?, Inc.	7,939	233,168
Haverty Furniture Cos., Inc.	3,259	149,719
Hibbett Sports, Inc.*	3,295	279,284
Lithia Motors, Inc., Class A	5,809	2,044,710
Lumber Liquidators Holdings, Inc.*	5,704	129,937
MarineMax, Inc.*	4,240	218,063
Monro, Inc.	6,587	410,634
Murphy USA, Inc.	5,142	693,193
National Vision Holdings, Inc.*	16,065	797,949
ODP Corp. (The)*	10,562	461,982
OneWater Marine, Inc., Class A*	2,035	100,203
Rent-A-Center, Inc.	9,685	598,630
RH*	3,148	2,018,025
Sally Beauty Holdings, Inc.*	22,530	491,379
Shoe Carnival, Inc.	1,856	125,299
Signet Jewelers Ltd.*	10,415	630,941
Sleep Number Corp.*	5,411	603,272
Sonic Automotive, Inc., Class A	4,663	224,897
Sportsman's Warehouse Holdings, Inc.*	8,544	152,083
Tilly's, Inc., Class A*	4,429	60,500
Urban Outfitters, Inc.*	13,777	539,507
Winmark Corp.	600	117,492
Zumiez, Inc.*	4,177	183,036
		21,168,898
Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp.*	24,143	710,046
Avid Technology, Inc.*	6,307	194,760
Corsair Gaming, Inc.*(c)	4,564	142,488
Diebold Nixdorf, Inc.*	14,018	189,804
Eastman Kodak Co.*(c)	3,135	22,321
Immersion Corp.*	3,424	29,275
Intevac, Inc.*	4,695	32,630
Quantum Corp.*	8,293	62,280
Super Micro Computer, Inc.*	8,652	300,571
Turtle Beach Corp.*	2,802	92,746
		1,776,921
Textiles, Apparel & Luxury Goods - 0.8%
Crocs, Inc.*	13,334	1,349,934
Deckers Outdoor Corp.*	5,589	1,874,774
Fossil Group, Inc.*	9,369	132,290
G-III Apparel Group Ltd.*	8,783	290,190
Kontoor Brands, Inc.	10,288	658,638
Lakeland Industries, Inc.*(c)	1,529	38,562
Movado Group, Inc.	3,138	87,017
Oxford Industries, Inc.	3,271	313,198
Rocky Brands, Inc.	1,369	79,840
Steven Madden Ltd.	16,451	681,072
Superior Group of Cos., Inc.(c)	2,142	54,685
Unifi, Inc.*	2,742	75,487
Vera Bradley, Inc.*	4,095	47,011
Wolverine World Wide, Inc.	16,118	587,662
		6,270,360
Thrifts & Mortgage Finance - 1.3%
Axos Financial, Inc.*	11,423	541,564
Bogota Financial Corp.*	1,151	11,567
Bridgewater Bancshares, Inc.*	4,319	74,978
Capitol Federal Financial, Inc.	26,021	336,712
Columbia Financial, Inc.*	9,393	166,914
ESSA Bancorp, Inc.	1,795	28,451
Essent Group Ltd.	22,023	1,053,580
Federal Agricultural Mortgage Corp., Class C	1,816	184,251
Flagstar Bancorp, Inc.	9,607	440,001
FS Bancorp, Inc.	748	53,243
Greene County Bancorp, Inc.(c)	611	17,511
Hingham Institution For Savings (The)	279	80,980
Home Bancorp, Inc.(c)	1,493	58,003
Home Point Capital, Inc.*(c)	1,459	9,323
HomeStreet, Inc.	4,262	191,875
Kearny Financial Corp.	15,007	196,742
Luther Burbank Corp.	3,662	44,457
Merchants Bancorp	1,743	74,862
Meridian Bancorp, Inc.	9,345	206,057
Meta Financial Group, Inc.	6,199	328,609
MMA Capital Holdings, Inc.*	945	25,572
Mr Cooper Group, Inc.*	15,098	522,240
NMI Holdings, Inc., Class A*	16,421	397,224
Northfield Bancorp, Inc.	9,362	158,499
Northwest Bancshares, Inc.	23,407	331,443
Oconee Federal Financial Corp.	205	5,188
OP Bancorp	2,413	25,023
PCSB Financial Corp.	2,805	51,556
PDL Community Bancorp*	1,479	20,706
PennyMac Financial Services, Inc.	8,298	519,538
Pioneer Bancorp, Inc.*(c)	2,320	28,327
Premier Financial Corp.	7,394	225,517
Provident Bancorp, Inc.(c)	3,310	55,873
Provident Financial Holdings, Inc.	1,194	20,775
Provident Financial Services, Inc.	14,165	357,808
Prudential Bancorp, Inc.	1,380	19,141
Radian Group, Inc.	38,230	892,670
Riverview Bancorp, Inc.	4,220	28,991
Security National Financial Corp., Class A*	1,905	16,592
Southern Missouri Bancorp, Inc.	1,515	66,963
Sterling Bancorp, Inc.*	3,267	15,714
Territorial Bancorp, Inc.	1,564	40,852
Timberland Bancorp, Inc.	1,486	43,332
TrustCo Bank Corp.	3,783	148,037
Walker & Dunlop, Inc.	5,648	573,498
Washington Federal, Inc.	15,077	502,667
Waterstone Financial, Inc.	4,341	85,865
Western New England Bancorp, Inc.	4,494	38,244
WSFS Financial Corp.	9,452	502,941
		9,820,476
Tobacco - 0.1%
Turning Point Brands, Inc.	2,367	101,237
Universal Corp.	4,850	271,794
Vector Group Ltd.	27,887	383,446
		756,477
Trading Companies & Distributors - 1.3%
Alta Equipment Group, Inc.*	3,463	50,768
Applied Industrial Technologies, Inc.	7,719	756,153
Beacon Roofing Supply, Inc.*	10,886	616,583
Boise Cascade Co.	7,806	515,118
CAI International, Inc.	3,325	142,709

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Custom Truck One Source, Inc.*(c)	2,644	28,053
DXP Enterprises, Inc.*	3,272	101,072
EVI Industries, Inc.*(c)	1,003	30,160
GATX Corp.	6,956	686,279
GMS, Inc.*(c)	8,316	380,790
H&E Equipment Services, Inc.	6,397	239,248
Herc Holdings, Inc.*	4,857	558,652
Lawson Products, Inc.*	881	53,300
McGrath RentCorp	4,820	413,219
MRC Global, Inc.*	15,693	168,543
NOW, Inc.*	21,877	229,052
Rush Enterprises, Inc., Class A	8,279	395,736
Rush Enterprises, Inc., Class B	1,312	56,888
SiteOne Landscape Supply, Inc.*(c)	8,776	1,509,823
Systemax, Inc.	2,478	85,045
Textainer Group Holdings Ltd.*	9,861	332,316
Titan Machinery, Inc.*	3,842	117,872
Transcat, Inc.*	1,388	73,342
Triton International Ltd.	12,071	654,852
Veritiv Corp.*	2,855	175,354
WESCO International, Inc.*	9,798	1,044,173
Willis Lease Finance Corp.*	581	25,767
		9,440,867
Water Utilities - 0.3%
American States Water Co.	7,368	584,798
Artesian Resources Corp., Class A	1,607	66,273
Cadiz, Inc.*(c)	4,066	55,948
California Water Service Group	9,872	561,125
Consolidated Water Co. Ltd.	2,894	35,625
Global Water Resources, Inc.	2,553	43,605
Middlesex Water Co.	3,407	292,866
Pure Cycle Corp.*	3,878	54,835
SJW Group	5,272	339,780
York Water Co. (The)	2,593	130,506
		2,165,361
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	8,750	122,325
Gogo, Inc.*(c)	11,018	150,065
Shenandoah Telecommunications Co.	9,620	479,942
Spok Holdings, Inc.	3,533	41,230
		793,562
TOTAL COMMON STOCKS (COST $555,756,868)		572,503,028

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(e)

Biotechnology - 0.0%
Contra Aduro Biotech I, CVR*(d)(f)	687	—
Oncternal Therapeutics, Inc., CVR*(d)(f)	42	—
Tobira Therapeutics, Inc., CVR*(d)(f)	756	—
		—
Food Products - 0.0%(e)
Contraf-Nicotex-Tobacco GmbH*(d)(f)	2,444	1,222

Pharmaceuticals - 0.0%
ANI Pharmaceuticals, Inc., CVR, expiring 12/31/2050*(d)(f)	2	—
Omthera Pharmaceuticals, Inc., CVR*(d)(f)	3,327	—
		—
TOTAL RIGHTS (Cost $1,951)		1,222

Investments	Shares	Value ($)

SECURITIES LENDING REINVESTMENTS(g) - 2.3%

INVESTMENT COMPANIES - 2.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $16,968,200)	16,968,200	16,968,200

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 8.5%

REPURCHASE AGREEMENTS(h) - 8.5%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $62,913,527 (Cost $62,913,517)	62,913,517	62,913,517

Total Investments - 87.8% (Cost $635,640,536)		652,385,967
Other assets less liabilities - 12.2%		90,303,500
Net Assets - 100.0%		742,689,467

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $37,267,652.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $38,896,710, collateralized in the form of cash with a value of $16,968,200 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $23,761,934 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 10, 2021 – November 15, 2050. The total value of collateral is $40,730,134.
(d)	Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $1,222, which represents approximately 0.00% of net assets of the Fund.
(e)	Represents less than 0.05% of net assets.
(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $16,968,200.
(h)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$148,895,298
Aggregate gross unrealized depreciation	(31,742,827)
Net unrealized appreciation	$117,152,471
Federal income tax cost	$639,229,017

See accompanying notes to the financial statements.

Ultra Russell2000
Schedule of Portfolio Investments
May 31, 2021

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	598	6/18/2021	USD	$67,831,140	$1,473,144

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
185,247,787	12/6/2021	Bank of America NA	0.40%	Russell 2000® Index	39,670,584	(39,670,584)	—	—

93,302,315	11/8/2021	BNP Paribas SA	0.00%	Russell 2000® Index	14,352,326	(14,352,326)	—	—

137,125,202	12/6/2021	Citibank NA	0.35%	Russell 2000® Index	4,670,012	—	(4,670,012)	—

92,440,107	11/8/2021	Goldman Sachs International	0.31%	Russell 2000® Index	19,781,016	(19,781,016)	—	—

13,809,520	11/7/2022	Morgan Stanley & Co. International plc	0.00%	iShares® Russell 2000 ETF	1,306,982
35,808,885	11/7/2022	Morgan Stanley & Co. International plc	(0.26)%	Russell 2000® Index	2,724,612
49,618,405					4,031,594	(4,031,594)	—	—
101,781,456	11/7/2022	Societe Generale	0.40%	Russell 2000® Index	8,517,222	(8,517,222)	—	—

185,551,829	11/8/2021	UBS AG	0.10%	Russell 2000® Index	11,499,623	—	(11,499,623)	—

845,067,101					102,522,377
				Total Unrealized Appreciation	102,522,377

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS(a) - 82.1%

Aerospace & Defense - 1.4%
Boeing Co. (The)*	48,409	11,957,991
General Dynamics Corp.	20,460	3,885,559
Howmet Aerospace, Inc.*	34,433	1,221,683
Huntington Ingalls Industries, Inc.	3,552	767,978
L3Harris Technologies, Inc.	18,139	3,955,390
Lockheed Martin Corp.	21,748	8,312,086
Northrop Grumman Corp.	13,681	5,005,467
Raytheon Technologies Corp.	134,074	11,893,704
Teledyne Technologies, Inc.*	4,098	1,718,988
Textron, Inc.	20,023	1,370,975
TransDigm Group, Inc.*	4,826	3,131,302
		53,221,123
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	11,808	1,145,612
Expeditors International of Washington, Inc.	14,945	1,878,437
FedEx Corp.	21,518	6,774,082
United Parcel Service, Inc., Class B	63,488	13,624,525
		23,422,656
Airlines - 0.3%
Alaska Air Group, Inc.*	10,961	758,501
American Airlines Group, Inc.*(b)	56,442	1,368,154
Delta Air Lines, Inc.*	56,309	2,684,813
Southwest Airlines Co.*	52,120	3,203,295
United Airlines Holdings, Inc.*(b)	28,102	1,639,752
		9,654,515
Auto Components - 0.1%
Aptiv plc*	23,826	3,583,907
BorgWarner, Inc.	21,093	1,081,860
		4,665,767
Automobiles - 1.4%
Ford Motor Co.*	344,821	5,010,249
General Motors Co.*	111,886	6,635,959
Tesla, Inc.*	67,757	42,363,031
		54,009,239
Banks - 3.8%
Bank of America Corp.	670,361	28,416,603
Citigroup, Inc.	184,179	14,496,729
Citizens Financial Group, Inc.	37,511	1,871,799
Comerica, Inc.	12,280	963,857
Fifth Third Bancorp	62,741	2,643,906
First Republic Bank	15,528	2,972,680
Huntington Bancshares, Inc.(b)	89,760	1,423,594
JPMorgan Chase & Co.	269,259	44,223,098
KeyCorp	85,486	1,969,597
M&T Bank Corp.	11,350	1,823,832
People's United Financial, Inc.	37,548	710,033
PNC Financial Services Group, Inc. (The)	37,415	7,283,952
Regions Financial Corp.	84,768	1,984,419
SVB Financial Group*	4,763	2,776,305
Truist Financial Corp.	118,874	7,344,036
US Bancorp	120,616	7,331,040
Wells Fargo & Co.	364,784	17,042,709
Zions Bancorp NA	14,490	838,681
		146,116,870
Beverages - 1.2%
Brown-Forman Corp., Class B	16,117	1,295,162
Coca-Cola Co. (The)	342,219	18,921,289
Constellation Brands, Inc., Class A	15,003	3,596,519
Molson Coors Beverage Co., Class B*	16,610	968,695
Monster Beverage Corp.*	32,621	3,075,182
PepsiCo, Inc.	121,734	18,009,328
		45,866,175
Biotechnology - 1.4%
AbbVie, Inc.	155,818	17,638,598
Alexion Pharmaceuticals, Inc.*	19,399	3,424,893
Amgen, Inc.	50,961	12,125,660
Biogen, Inc.*	13,442	3,595,466
Gilead Sciences, Inc.	110,879	7,330,211
Incyte Corp.*	16,489	1,381,448
Regeneron Pharmaceuticals, Inc.*	9,290	4,667,575
Vertex Pharmaceuticals, Inc.*	22,938	4,785,555
		54,949,406
Building Products - 0.4%
A O Smith Corp.	11,950	849,286
Allegion plc	8,006	1,124,683
Carrier Global Corp.	72,102	3,311,645
Fortune Brands Home & Security, Inc.	12,236	1,262,266
Johnson Controls International plc	63,546	4,228,351
Masco Corp.	22,690	1,368,434
Trane Technologies plc	21,039	3,921,669
		16,066,334
Capital Markets - 2.5%
Ameriprise Financial, Inc.	10,302	2,676,872
Bank of New York Mellon Corp. (The)	71,190	3,707,575
BlackRock, Inc.	12,525	10,984,926
Cboe Global Markets, Inc.	9,460	1,052,898
Charles Schwab Corp. (The)	132,051	9,751,966
CME Group, Inc.	31,676	6,929,442
Franklin Resources, Inc.	24,082	823,845
Goldman Sachs Group, Inc. (The)	30,360	11,294,527
Intercontinental Exchange, Inc.	49,564	5,594,784
Invesco Ltd.	33,216	947,653
MarketAxess Holdings, Inc.	3,353	1,564,309
Moody's Corp.	14,198	4,761,299
Morgan Stanley	132,412	12,042,872
MSCI, Inc.	7,286	3,410,795
Nasdaq, Inc.	10,179	1,704,575
Northern Trust Corp.	18,381	2,227,594
Raymond James Financial, Inc.	10,815	1,433,961
S&P Global, Inc.(b)	21,239	8,059,563
State Street Corp.	31,041	2,699,946
T. Rowe Price Group, Inc.	20,114	3,848,814
		95,518,216
Chemicals - 1.6%
Air Products and Chemicals, Inc.	19,525	5,850,862
Albemarle Corp.	10,291	1,719,420
Celanese Corp.	10,074	1,666,743
CF Industries Holdings, Inc.	18,883	1,004,009
Corteva, Inc.	65,655	2,987,302
Dow, Inc.	65,757	4,499,094
DuPont de Nemours, Inc.	47,506	4,018,533
Eastman Chemical Co.	11,988	1,503,295
Ecolab, Inc.	21,944	4,719,716
FMC Corp.	11,414	1,331,900
International Flavors & Fragrances, Inc.	21,947	3,109,231
Linde plc	46,134	13,867,880

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	22,702	2,556,699
Mosaic Co. (The)	30,440	1,100,102
PPG Industries, Inc.	20,908	3,757,586
Sherwin-Williams Co. (The)	21,344	6,051,664
		59,744,036
Commercial Services & Supplies - 0.3%
Cintas Corp.	7,785	2,752,309
Copart, Inc.*	18,350	2,367,333
Republic Services, Inc.	18,572	2,027,691
Rollins, Inc.	19,545	666,289
Waste Management, Inc.	34,351	4,832,499
		12,646,121
Communications Equipment - 0.7%
Arista Networks, Inc.*	4,849	1,645,653
Cisco Systems, Inc.	372,520	19,706,308
F5 Networks, Inc.*	5,440	1,008,739
Juniper Networks, Inc.	28,957	762,438
Motorola Solutions, Inc.	14,915	3,062,199
		26,185,337
Construction & Engineering - 0.0%(c)
Quanta Services, Inc.	12,209	1,164,128

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	5,496	1,998,620
Vulcan Materials Co.	11,696	2,144,111
		4,142,731
Consumer Finance - 0.6%
American Express Co.	57,576	9,219,645
Capital One Financial Corp.	40,522	6,515,127
Discover Financial Services	27,062	3,173,290
Synchrony Financial	47,924	2,272,077
		21,180,139
Containers & Packaging - 0.3%
Amcor plc(b)	137,826	1,626,347
Avery Dennison Corp.	7,325	1,615,382
Ball Corp.	28,936	2,377,382
International Paper Co.	34,686	2,188,687
Packaging Corp. of America	8,367	1,243,754
Sealed Air Corp.	13,670	777,276
WestRock Co.	23,252	1,356,057
		11,184,885
Distributors - 0.1%
Genuine Parts Co.	12,742	1,670,731
LKQ Corp.*	24,627	1,254,992
Pool Corp.	3,550	1,549,753
		4,475,476
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B*	168,241	48,695,675

Diversified Telecommunication Services - 1.1%
AT&T, Inc.	629,291	18,520,034
Lumen Technologies, Inc.	87,105	1,205,533
Verizon Communications, Inc.	365,142	20,626,872
		40,352,439
Electric Utilities - 1.3%
Alliant Energy Corp.	22,049	1,260,100
American Electric Power Co., Inc.	43,819	3,768,434
Duke Energy Corp.	67,825	6,797,421
Edison International	33,467	1,869,801
Entergy Corp.	17,690	1,862,049
Evergy, Inc.	20,025	1,241,350
Eversource Energy	30,262	2,456,972
Exelon Corp.	86,148	3,886,998
FirstEnergy Corp.	47,932	1,817,102
NextEra Energy, Inc.	172,936	12,662,374
NRG Energy, Inc.	21,591	694,151
Pinnacle West Capital Corp.	9,944	841,064
PPL Corp.	67,854	1,975,230
Southern Co. (The)	93,233	5,959,453
Xcel Energy, Inc.	47,441	3,362,618
		50,455,117
Electrical Equipment - 0.5%
AMETEK, Inc.	20,345	2,748,610
Eaton Corp. plc	35,128	5,102,342
Emerson Electric Co.	52,945	5,066,307
Generac Holdings, Inc.*	5,547	1,823,410
Rockwell Automation, Inc.	10,249	2,702,866
		17,443,535
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	52,868	3,555,902
CDW Corp.	12,441	2,057,990
Corning, Inc.	67,799	2,958,070
IPG Photonics Corp.*	3,165	662,308
Keysight Technologies, Inc.*	16,420	2,337,880
TE Connectivity Ltd.	29,197	3,961,449
Trimble, Inc.*	22,146	1,722,737
Zebra Technologies Corp., Class A*	4,718	2,345,082
		19,601,418
Energy Equipment & Services - 0.2%
Baker Hughes Co.	64,322	1,569,457
Halliburton Co.	78,411	1,760,327
NOV, Inc.*	34,255	552,190
Schlumberger NV	123,381	3,865,527
		7,747,501
Entertainment - 1.6%
Activision Blizzard, Inc.	68,363	6,648,302
Electronic Arts, Inc.	25,380	3,627,563
Live Nation Entertainment, Inc.*(b)	12,663	1,141,063
Netflix, Inc.*	39,080	19,649,815
Take-Two Interactive Software, Inc.*	10,163	1,885,846
Walt Disney Co. (The)*	160,175	28,615,264
		61,567,853
Equity Real Estate Investment Trusts (REITs) - 2.0%
Alexandria Real Estate Equities, Inc.	11,217	1,999,542
American Tower Corp.	40,042	10,229,129
AvalonBay Communities, Inc.	12,312	2,547,845
Boston Properties, Inc.	12,511	1,470,793
Crown Castle International Corp.	38,058	7,211,991
Digital Realty Trust, Inc.	24,806	3,759,597
Duke Realty Corp.	32,980	1,532,251
Equinix, Inc.	7,879	5,804,617
Equity Residential	30,252	2,343,017
Essex Property Trust, Inc.	5,735	1,693,488
Extra Space Storage, Inc.	11,650	1,745,287
Federal Realty Investment Trust	6,163	704,677
Healthpeak Properties, Inc.	47,533	1,586,652
Host Hotels & Resorts, Inc.*	62,240	1,068,661
Iron Mountain, Inc.(b)	25,450	1,108,093
Kimco Realty Corp.	38,158	813,147
Mid-America Apartment Communities, Inc.	10,093	1,621,945
Prologis, Inc.	65,250	7,689,060

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Public Storage	13,418	3,790,317
Realty Income Corp.	32,947	2,253,575
Regency Centers Corp.	13,936	900,266
SBA Communications Corp.	9,647	2,875,964
Simon Property Group, Inc.	28,986	3,724,411
UDR, Inc.	26,191	1,247,477
Ventas, Inc.	33,059	1,833,122
Vornado Realty Trust	13,846	654,639
Welltower, Inc.	36,829	2,753,704
Weyerhaeuser Co.	65,982	2,504,677
		77,467,944
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	39,059	14,774,848
Kroger Co. (The)	67,180	2,484,316
Sysco Corp.	45,038	3,648,078
Walgreens Boots Alliance, Inc.	63,280	3,332,325
Walmart, Inc.	122,329	17,374,388
		41,613,955
Food Products - 0.8%
Archer-Daniels-Midland Co.	49,271	3,278,000
Campbell Soup Co.	17,910	871,680
Conagra Brands, Inc.	43,111	1,642,529
General Mills, Inc.	53,952	3,391,423
Hershey Co. (The)	12,931	2,237,709
Hormel Foods Corp.	24,784	1,203,015
J M Smucker Co. (The)	9,670	1,288,914
Kellogg Co.	22,459	1,470,840
Kraft Heinz Co. (The)	57,203	2,493,479
Lamb Weston Holdings, Inc.	12,914	1,065,276
McCormick & Co., Inc. (Non-Voting)	21,966	1,956,292
Mondelez International, Inc., Class A	124,602	7,915,965
Tyson Foods, Inc., Class A	26,006	2,067,477
		30,882,599
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	11,309	1,121,514

Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	156,316	18,234,261
ABIOMED, Inc.*	3,991	1,135,759
Align Technology, Inc.*	6,354	3,749,813
Baxter International, Inc.	44,569	3,660,006
Becton Dickinson and Co.	25,638	6,201,576
Boston Scientific Corp.*	125,048	5,320,792
Cooper Cos., Inc. (The)	4,337	1,706,393
Danaher Corp.	55,931	14,326,166
DENTSPLY SIRONA, Inc.	19,328	1,293,430
Dexcom, Inc.*	8,486	3,134,644
Edwards Lifesciences Corp.*	55,106	5,284,665
Hologic, Inc.*	22,736	1,433,732
IDEXX Laboratories, Inc.*	7,538	4,207,033
Intuitive Surgical, Inc.*	10,387	8,747,724
Medtronic plc	118,951	15,058,007
ResMed, Inc.	12,839	2,642,908
STERIS plc	7,531	1,437,367
Stryker Corp.	28,880	7,372,198
Teleflex, Inc.	4,120	1,657,023
West Pharmaceutical Services, Inc.	6,539	2,272,368
Zimmer Biomet Holdings, Inc.	18,341	3,087,340
		111,963,205
Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	13,005	1,492,194
Anthem, Inc.	21,610	8,605,534
Cardinal Health, Inc.	25,913	1,452,942
Centene Corp.*	51,319	3,777,078
Cigna Corp.	31,046	8,036,257
CVS Health Corp.	115,711	10,002,059
DaVita, Inc.*	6,371	764,966
HCA Healthcare, Inc.	23,393	5,024,582
Henry Schein, Inc.*	12,571	955,899
Humana, Inc.	11,371	4,977,087
Laboratory Corp. of America Holdings*	8,612	2,363,822
McKesson Corp.	14,031	2,699,424
Quest Diagnostics, Inc.	11,776	1,550,546
UnitedHealth Group, Inc.	83,411	34,358,659
Universal Health Services, Inc., Class B	6,868	1,096,339
		87,157,388
Health Care Technology - 0.1%
Cerner Corp.	27,027	2,114,863

Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc.*	3,614	8,534,642
Caesars Entertainment, Inc.*	18,378	1,974,716
Carnival Corp.*	70,397	2,080,935
Chipotle Mexican Grill, Inc.*	2,483	3,406,626
Darden Restaurants, Inc.	11,500	1,647,145
Domino's Pizza, Inc.	3,424	1,461,603
Expedia Group, Inc.*	12,207	2,160,029
Hilton Worldwide Holdings, Inc.*	24,494	3,068,363
Las Vegas Sands Corp.*	28,982	1,673,710
Marriott International, Inc., Class A*	23,473	3,370,253
McDonald's Corp.	65,786	15,386,688
MGM Resorts International	36,242	1,553,695
Norwegian Cruise Line Holdings Ltd.*(b)	32,049	1,022,363
Penn National Gaming, Inc.*(b)	13,118	1,075,282
Royal Caribbean Cruises Ltd.*	19,317	1,801,697
Starbucks Corp.	103,883	11,830,196
Wynn Resorts Ltd.*	9,283	1,224,149
Yum! Brands, Inc.	26,476	3,176,326
		66,448,418
Household Durables - 0.4%
DR Horton, Inc.	29,204	2,782,849
Garmin Ltd.	13,185	1,875,435
Leggett & Platt, Inc.	11,735	645,777
Lennar Corp., Class A	24,219	2,397,923
Mohawk Industries, Inc.*	5,205	1,096,589
Newell Brands, Inc.	33,345	956,668
NVR, Inc.*	305	1,490,605
PulteGroup, Inc.	23,462	1,355,869
Whirlpool Corp.	5,539	1,313,242
		13,914,957
Household Products - 1.1%
Church & Dwight Co., Inc.	21,626	1,853,997
Clorox Co. (The)	11,100	1,961,703
Colgate-Palmolive Co.	74,876	6,273,111
Kimberly-Clark Corp.	29,825	3,896,040
Procter & Gamble Co. (The)	217,282	29,300,478
		43,285,329
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	58,953	1,497,996

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Industrial Conglomerates - 1.0%
3M Co.	51,099	10,375,141
General Electric Co.	773,662	10,877,688
Honeywell International, Inc.	61,370	14,170,947
Roper Technologies, Inc.	9,260	4,167,092
		39,590,868
Insurance - 1.6%
Aflac, Inc.	56,506	3,202,760
Allstate Corp. (The)	26,725	3,650,902
American International Group, Inc.	76,305	4,031,956
Aon plc, Class A(b)	19,940	5,052,198
Arthur J Gallagher & Co.	18,079	2,650,562
Assurant, Inc.	5,109	823,315
Chubb Ltd.	39,727	6,753,193
Cincinnati Financial Corp.	13,228	1,609,980
Everest Re Group Ltd.	3,529	917,399
Globe Life, Inc.	8,384	883,841
Hartford Financial Services Group, Inc. (The)	31,546	2,061,531
Lincoln National Corp.	15,922	1,111,196
Loews Corp.	20,029	1,169,293
Marsh & McLennan Cos., Inc.	44,841	6,203,752
MetLife, Inc.	66,330	4,335,329
Principal Financial Group, Inc.	22,371	1,462,840
Progressive Corp. (The)	51,685	5,120,950
Prudential Financial, Inc.	35,031	3,747,266
Travelers Cos., Inc. (The)	22,255	3,554,124
Unum Group	17,977	556,748
W R Berkley Corp.	12,364	964,268
Willis Towers Watson plc	11,380	2,974,277
		62,837,680
Interactive Media & Services - 5.2%
Alphabet, Inc., Class A*	26,536	62,541,372
Alphabet, Inc., Class C*	25,435	61,338,029
Facebook, Inc., Class A*	212,250	69,772,942
Twitter, Inc.*	70,427	4,084,766
		197,737,109
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc.*	37,769	121,732,131
eBay, Inc.	57,039	3,472,534
Etsy, Inc.*	11,122	1,832,127
		127,036,792
IT Services - 4.2%
Accenture plc, Class A	55,965	15,791,084
Akamai Technologies, Inc.*	14,402	1,644,852
Automatic Data Processing, Inc.	37,761	7,401,911
Broadridge Financial Solutions, Inc.	10,218	1,629,567
Cognizant Technology Solutions Corp., Class A	46,820	3,350,439
DXC Technology Co.*	22,465	851,873
Fidelity National Information Services, Inc.	54,805	8,164,849
Fiserv, Inc.*	52,554	6,054,221
FleetCor Technologies, Inc.*	7,360	2,019,878
Gartner, Inc.*	7,829	1,815,075
Global Payments, Inc.	26,052	5,046,533
International Business Machines Corp.	78,849	11,333,755
Jack Henry & Associates, Inc.	6,713	1,034,809
Mastercard, Inc., Class A	77,363	27,895,551
Paychex, Inc.	28,321	2,864,386
PayPal Holdings, Inc.*	103,342	26,870,987
VeriSign, Inc.*	8,782	1,931,337
Visa, Inc., Class A	149,662	34,018,173
Western Union Co. (The)	36,259	887,258
		160,606,538
Leisure Products - 0.0%(c)
Hasbro, Inc.	11,271	1,081,678

Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	26,886	3,713,763
Bio-Rad Laboratories, Inc., Class A*	1,901	1,145,105
Charles River Laboratories International, Inc.*	4,391	1,484,114
Illumina, Inc.*	12,874	5,222,209
IQVIA Holdings, Inc.*	16,878	4,053,421
Mettler-Toledo International, Inc.*	2,065	2,686,462
PerkinElmer, Inc.	9,888	1,434,452
Thermo Fisher Scientific, Inc.	34,748	16,314,186
Waters Corp.*	5,487	1,768,186
		37,821,898
Machinery - 1.5%
Caterpillar, Inc.	48,117	11,600,046
Cummins, Inc.	13,060	3,360,077
Deere & Co.	27,657	9,986,943
Dover Corp.	12,675	1,907,588
Fortive Corp.	29,831	2,163,344
IDEX Corp.	6,696	1,490,931
Illinois Tool Works, Inc.	25,427	5,892,962
Ingersoll Rand, Inc.*	32,886	1,632,461
Otis Worldwide Corp.	35,970	2,817,530
PACCAR, Inc.	30,613	2,802,926
Parker-Hannifin Corp.	11,390	3,509,828
Pentair plc	14,653	1,010,617
Snap-on, Inc.	4,783	1,217,847
Stanley Black & Decker, Inc.	14,197	3,077,910
Westinghouse Air Brake Technologies Corp.	15,668	1,296,684
Xylem, Inc.	15,914	1,879,762
		55,647,456
Media - 1.1%
Charter Communications, Inc., Class A*(b)	12,479	8,667,040
Comcast Corp., Class A	403,353	23,128,261
Discovery, Inc., Class A*(b)	14,338	460,393
Discovery, Inc., Class C*	25,561	768,108
DISH Network Corp., Class A*	21,835	950,259
Fox Corp., Class A	29,502	1,101,900
Fox Corp., Class B	13,564	492,102
Interpublic Group of Cos., Inc. (The)	34,473	1,161,396
News Corp., Class A	34,509	931,398
News Corp., Class B	10,745	276,039
Omnicom Group, Inc.	18,972	1,560,257
ViacomCBS, Inc.	51,843	2,199,180
		41,696,333
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	128,694	5,497,808
Newmont Corp.	70,618	5,189,011
Nucor Corp.	26,299	2,696,699
		13,383,518
Multiline Retail - 0.4%
Dollar General Corp.	21,618	4,387,589
Dollar Tree, Inc.*	20,753	2,023,418
Target Corp.	44,196	10,028,956
		16,439,963
See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Multi-Utilities - 0.6%
Ameren Corp.	22,356	1,882,375
CenterPoint Energy, Inc.	48,670	1,231,351
CMS Energy Corp.	25,496	1,599,619
Consolidated Edison, Inc.	30,214	2,333,729
Dominion Energy, Inc.	71,089	5,412,717
DTE Energy Co.	17,098	2,359,353
NiSource, Inc.	34,577	881,714
Public Service Enterprise Group, Inc.	44,568	2,768,564
Sempra Energy	27,784	3,764,454
WEC Energy Group, Inc.	27,833	2,613,797
		24,847,673
Oil, Gas & Consumable Fuels - 2.1%
APA Corp.	33,342	693,514
Cabot Oil & Gas Corp.	35,255	578,182
Chevron Corp.	170,389	17,684,674
ConocoPhillips	119,539	6,663,104
Devon Energy Corp.	52,265	1,388,158
Diamondback Energy, Inc.	15,954	1,277,437
EOG Resources, Inc.	51,491	4,136,787
Exxon Mobil Corp.	373,552	21,804,230
Hess Corp.	24,108	2,020,733
HollyFrontier Corp.	13,185	428,117
Kinder Morgan, Inc.	171,787	3,150,574
Marathon Oil Corp.	69,652	843,486
Marathon Petroleum Corp.	57,467	3,551,461
Occidental Petroleum Corp.	73,979	1,920,495
ONEOK, Inc.	39,250	2,070,045
Phillips 66	38,542	3,246,007
Pioneer Natural Resources Co.	18,155	2,763,009
Valero Energy Corp.	36,051	2,898,500
Williams Cos., Inc. (The)	107,100	2,821,014
		79,939,527
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	20,271	6,213,467

Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	197,695	12,992,515
Catalent, Inc.*	15,021	1,574,651
Eli Lilly & Co.	70,191	14,019,950
Johnson & Johnson	231,950	39,257,538
Merck & Co., Inc.	223,268	16,943,809
Perrigo Co. plc	11,743	541,822
Pfizer, Inc.	492,157	19,061,241
Viatris, Inc.	106,509	1,623,197
Zoetis, Inc.	41,928	7,407,839
		113,422,562
Professional Services - 0.3%
Equifax, Inc.	10,747	2,525,975
IHS Markit Ltd.	32,895	3,464,172
Jacobs Engineering Group, Inc.	11,479	1,630,936
Leidos Holdings, Inc.	11,769	1,209,265
Nielsen Holdings plc	31,571	859,047
Robert Half International, Inc.	9,982	886,302
Verisk Analytics, Inc.	14,364	2,482,530
		13,058,227
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	29,612	2,599,341

Road & Rail - 0.8%
CSX Corp.	67,282	6,736,274
JB Hunt Transport Services, Inc.	7,368	1,263,907
Kansas City Southern	8,016	2,386,203
Norfolk Southern Corp.	22,228	6,243,845
Old Dominion Freight Line, Inc.	8,461	2,245,972
Union Pacific Corp.	59,104	13,282,442
		32,158,643
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Micro Devices, Inc.*	106,927	8,562,714
Analog Devices, Inc.	32,550	5,357,730
Applied Materials, Inc.	80,961	11,183,143
Broadcom, Inc.	36,021	17,013,799
Enphase Energy, Inc.*	11,385	1,628,624
Intel Corp.	358,511	20,478,148
KLA Corp.	13,595	4,308,120
Lam Research Corp.	12,610	8,194,609
Maxim Integrated Products, Inc.*	23,651	2,412,639
Microchip Technology, Inc.	23,759	3,728,975
Micron Technology, Inc.*	98,709	8,305,375
Monolithic Power Systems, Inc.	3,784	1,298,366
NVIDIA Corp.	54,708	35,548,164
NXP Semiconductors NV	24,443	5,167,739
Qorvo, Inc.*	9,994	1,826,104
QUALCOMM, Inc.	100,238	13,486,021
Skyworks Solutions, Inc.	14,550	2,473,500
Teradyne, Inc.	14,709	1,946,736
Texas Instruments, Inc.	81,198	15,413,004
Xilinx, Inc.*	21,686	2,754,122
		171,087,632
Software - 6.9%
Adobe, Inc.*	42,295	21,341,211
ANSYS, Inc.*	7,655	2,586,931
Autodesk, Inc.*	19,403	5,546,541
Cadence Design Systems, Inc.*	24,616	3,125,986
Citrix Systems, Inc.	10,850	1,247,316
Fortinet, Inc.*	11,952	2,611,990
Intuit, Inc.	24,163	10,609,732
Microsoft Corp.	665,509	166,164,286
NortonLifeLock, Inc.	51,355	1,420,479
Oracle Corp.	163,659	12,886,510
Paycom Software, Inc.*	4,331	1,427,498
PTC, Inc.*	9,276	1,244,283
salesforce.com, Inc.*	80,972	19,279,433
ServiceNow, Inc.*	17,303	8,199,546
Synopsys, Inc.*	13,445	3,419,601
Tyler Technologies, Inc.*	3,578	1,442,506
		262,553,849
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	5,780	1,096,640
AutoZone, Inc.*	1,957	2,752,716
Best Buy Co., Inc.	20,335	2,363,740
CarMax, Inc.*	14,342	1,652,055
Gap, Inc. (The)	18,152	607,184
Home Depot, Inc. (The)	94,995	30,294,856
L Brands, Inc.*	20,613	1,440,230
Lowe's Cos., Inc.	64,502	12,566,925
O'Reilly Automotive, Inc.*	6,195	3,315,068
Ross Stores, Inc.	31,413	3,970,289
TJX Cos., Inc. (The)	105,941	7,155,255
Tractor Supply Co.	10,262	1,864,605
Ulta Beauty, Inc.*	4,971	1,716,785
		70,796,348

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	1,392,462	173,514,690
Hewlett Packard Enterprise Co.	114,809	1,832,352
HP, Inc.	110,521	3,230,529
NetApp, Inc.	19,642	1,519,701
Seagate Technology Holdings plc	17,724	1,697,073
Western Digital Corp.*	27,009	2,031,887
		183,826,232
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	30,778	601,402
NIKE, Inc., Class B	112,193	15,309,857
PVH Corp.*	6,274	720,381
Ralph Lauren Corp.*	4,256	528,084
Tapestry, Inc.*	24,514	1,100,433
Under Armour, Inc., Class A*	16,643	375,799
Under Armour, Inc., Class C*(b)	17,195	327,737
VF Corp.	28,343	2,259,504
		21,223,197
Tobacco - 0.6%
Altria Group, Inc.	164,007	8,072,424
Philip Morris International, Inc.	137,413	13,250,736
		21,323,160
Trading Companies & Distributors - 0.2%
Fastenal Co.	50,679	2,688,014
United Rentals, Inc.*	6,371	2,127,659
WW Grainger, Inc.	3,882	1,794,105
		6,609,778
Water Utilities - 0.1%
American Water Works Co., Inc.	16,010	2,481,870

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	51,541	7,290,474

TOTAL COMMON STOCKS (COST $2,913,352,016)		3,140,856,673

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $519,691)	519,691	519,691

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 1.3%

REPURCHASE AGREEMENTS(e) - 1.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $51,426,938 (Cost $51,426,929)	51,426,929	51,426,929

Total Investments - 83.4% (Cost $2,965,298,636)		3,192,803,293
Other assets less liabilities - 16.6%		634,652,220
Net Assets - 100.0%		3,827,455,513

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $543,202,625.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $12,249,249, collateralized in the form of cash with a value of $519,691 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $12,138,296 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $12,657,987.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $519,691.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$808,405,937
Aggregate gross unrealized depreciation	(55,180,473)
Net unrealized appreciation	$753,225,464
Federal income tax cost	$3,055,488,409

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2021

Futures Contracts Purchased
Ultra S&P500® had the following open long futures contracts as of May 31, 2021:
	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,182	6/18/2021	USD	$248,361,840	$11,594,935

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
224,146,329	11/8/2021	Bank of America NA	0.50%	S&P 500®	44,088,784	(44,088,784)	—	—

912,375,952	11/8/2021	BNP Paribas SA	0.65%	S&P 500®	113,198,025	(112,989,545)	—	208,480

404,397,545	12/6/2021	Citibank NA	0.55%	S&P 500®	43,660,312	—	(43,310,000)	350,312

318,200,678	11/8/2021	Credit Suisse International	0.70%	S&P 500®	160,905,190	—	(160,580,000)	325,190

255,790,665	11/8/2021	Goldman Sachs International	0.61%	S&P 500®	19,804,818
756,599,674	11/8/2021	Goldman Sachs International	0.51%	SPDR® S&P 500® ETF Trust	81,337,271
1,012,390,339					101,142,089	(101,142,089)	—	—
194,339,189	11/8/2021	J.P. Morgan Securities	0.46%	S&P 500®	14,910,505	—	(14,510,000)	400,505

157,494,369	11/8/2021	Morgan Stanley & Co. International plc	0.11%	S&P 500®	13,355,854	(13,355,854)	—	—

476,506,440	11/7/2022	Societe Generale	0.45%	S&P 500®	35,612,193	(35,612,193)	—	—

566,306,229	12/6/2021	UBS AG	0.60%	S&P 500®	77,442,693	—	(76,950,000)	492,693

4,266,157,070					604,315,645
				Total Unrealized Appreciation	604,315,645

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS(a) - 62.6%

Aerospace & Defense - 0.8%
AAR Corp.*	904	37,742
Aerojet Rocketdyne Holdings, Inc.	1,970	95,446
AeroVironment, Inc.*	612	67,094
Kaman Corp.	756	40,688
Moog, Inc., Class A	801	72,250
National Presto Industries, Inc.	141	14,300
Park Aerospace Corp.	512	7,895
Triumph Group, Inc.*	1,425	27,389
		362,804
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc.*	748	56,048
Echo Global Logistics, Inc.*	726	24,800
Forward Air Corp.	753	72,958
Hub Group, Inc., Class A*	922	64,365
		218,171
Airlines - 0.4%
Allegiant Travel Co.*	397	87,920
Hawaiian Holdings, Inc.*	1,321	34,082
SkyWest, Inc.*	1,375	67,416
		189,418
Auto Components - 1.0%
American Axle & Manufacturing Holdings, Inc.*	3,093	34,642
Cooper Tire & Rubber Co.	1,378	81,826
Cooper-Standard Holdings, Inc.*	463	13,779
Dorman Products, Inc.*	782	80,061
Gentherm, Inc.*	901	65,349
LCI Industries	686	102,248
Motorcar Parts of America, Inc.*	521	12,176
Patrick Industries, Inc.	605	51,848
Standard Motor Products, Inc.	549	24,716
		466,645
Automobiles - 0.1%
Winnebago Industries, Inc.	921	68,117

Banks - 6.3%
Allegiance Bancshares, Inc.	507	20,564
Ameris Bancorp	1,902	104,496
Banc of California, Inc.	1,218	21,327
BancFirst Corp.	509	35,106
Bancorp, Inc. (The)*	1,403	34,009
BankUnited, Inc.	2,534	121,100
Banner Corp.	960	56,189
Berkshire Hills Bancorp, Inc.	1,393	38,656
Boston Private Financial Holdings, Inc.	2,251	34,508
Brookline Bancorp, Inc.	2,133	35,962
Cadence Bancorp	3,398	76,047
Central Pacific Financial Corp.	769	21,309
City Holding Co.	428	34,334
Columbia Banking System, Inc.	1,956	84,421
Community Bank System, Inc.	1,465	118,841
Customers Bancorp, Inc.*	801	30,318
CVB Financial Corp.	3,489	77,386
Dime Community Bancshares, Inc.	956	33,183
Eagle Bancorp, Inc.	866	49,483
FB Financial Corp.	851	35,614
First Bancorp/NC	778	34,520
First Bancorp/PR	5,960	76,228
First Commonwealth Financial Corp.	2,626	39,784
First Financial Bancorp	2,659	67,725
First Hawaiian, Inc.	3,574	100,644
First Midwest Bancorp, Inc.	3,132	65,553
Great Western Bancorp, Inc.	1,504	50,324
Hanmi Financial Corp.	838	17,581
Heritage Financial Corp.	979	28,401
Hilltop Holdings, Inc.	1,773	65,867
Hope Bancorp, Inc.	3,366	51,500
Independent Bank Corp.	903	73,694
Independent Bank Group, Inc.	1,003	78,986
Investors Bancorp, Inc.	6,148	91,482
National Bank Holdings Corp., Class A	836	33,106
NBT Bancorp, Inc.	1,191	46,437
OFG Bancorp	1,403	33,812
Old National Bancorp	4,522	86,144
Pacific Premier Bancorp, Inc.	2,574	118,327
Park National Corp.(b)	389	49,216
Preferred Bank	370	25,267
Renasant Corp.(b)	1,534	67,833
S&T Bancorp, Inc.	1,073	36,407
Seacoast Banking Corp. of Florida*	1,508	55,901
ServisFirst Bancshares, Inc.	1,284	89,187
Simmons First National Corp., Class A	2,951	90,005
Southside Bancshares, Inc.	850	36,414
Tompkins Financial Corp.	331	26,861
Triumph Bancorp, Inc.*	617	51,674
United Community Banks, Inc.	2,369	81,920
Veritex Holdings, Inc.	1,348	47,355
Westamerica Bancorp	731	45,856
		2,926,864
Beverages - 0.3%
Celsius Holdings, Inc.*	732	47,975
Coca-Cola Consolidated, Inc.	128	51,830
MGP Ingredients, Inc.	360	25,089
National Beverage Corp.	638	31,855
		156,749
Biotechnology - 0.8%
Anika Therapeutics, Inc.*	390	18,194
Coherus Biosciences, Inc.*(b)	1,750	23,030
Cytokinetics, Inc.*	1,940	42,350
Eagle Pharmaceuticals, Inc.*	315	12,480
Enanta Pharmaceuticals, Inc.*	491	23,892
Myriad Genetics, Inc.*	2,052	58,790
REGENXBIO, Inc.*	951	33,542
Spectrum Pharmaceuticals, Inc.*	3,984	13,745
Vanda Pharmaceuticals, Inc.*	1,497	26,482
Vericel Corp.*	1,255	70,907
Xencor, Inc.*	1,582	60,844
		384,256
Building Products - 1.3%
AAON, Inc.	1,114	73,803
American Woodmark Corp.*	463	40,244
Apogee Enterprises, Inc.	711	27,025
Gibraltar Industries, Inc.*	890	70,711
Griffon Corp.	1,235	32,468
Insteel Industries, Inc.	528	18,459
PGT Innovations, Inc.*	1,622	39,188
Quanex Building Products Corp.	921	24,526
Resideo Technologies, Inc.*	3,908	116,849
UFP Industries, Inc.	1,672	132,957
		576,230

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Capital Markets - 0.6%
B Riley Financial, Inc.	483	35,568
Blucora, Inc.*	1,317	22,837
Brightsphere Investment Group, Inc.	1,626	36,211
Donnelley Financial Solutions, Inc.*	809	24,116
Greenhill & Co., Inc.	399	6,946
Piper Sandler Cos.	377	48,052
StoneX Group, Inc.*	451	30,533
Virtus Investment Partners, Inc.	195	54,840
WisdomTree Investments, Inc.	3,068	20,556
		279,659
Chemicals - 1.8%
AdvanSix, Inc.*	765	24,220
American Vanguard Corp.	727	13,370
Balchem Corp.	884	115,804
Ferro Corp.*	2,245	48,492
FutureFuel Corp.	705	7,240
GCP Applied Technologies, Inc.*	1,316	32,084
Hawkins, Inc.	516	17,554
HB Fuller Co.	1,421	98,219
Innospec, Inc.	672	67,946
Koppers Holdings, Inc.*	575	19,935
Kraton Corp.*	869	29,503
Livent Corp.*(b)	4,004	78,118
Quaker Chemical Corp.	360	87,318
Rayonier Advanced Materials, Inc.*	1,730	13,356
Stepan Co.	582	78,372
Tredegar Corp.	704	10,729
Trinseo SA	1,051	68,252
		810,512
Commercial Services & Supplies - 1.3%
ABM Industries, Inc.	1,830	91,299
Brady Corp., Class A	1,323	75,715
CoreCivic, Inc., REIT*	3,266	25,573
Deluxe Corp.	1,148	52,303
Harsco Corp.*	2,156	48,337
HNI Corp.	1,172	53,467
Interface, Inc.	1,602	26,177
Matthews International Corp., Class A	866	33,835
Pitney Bowes, Inc.	4,731	39,646
Team, Inc.*	835	7,097
UniFirst Corp.	416	92,219
US Ecology, Inc.*(b)	861	34,121
Viad Corp.*	559	24,674
		604,463
Communications Equipment - 0.7%
ADTRAN, Inc.	1,319	26,129
Applied Optoelectronics, Inc.*(b)	671	5,522
CalAmp Corp.*	956	13,260
Comtech Telecommunications Corp.	712	18,007
Digi International, Inc.*	905	17,159
Extreme Networks, Inc.*	3,375	38,610
Harmonic, Inc.*	2,752	19,181
NETGEAR, Inc.*	834	32,426
Plantronics, Inc.*(b)	1,025	33,620
Viavi Solutions, Inc.*	6,246	109,492
		313,406
Construction & Engineering - 0.6%
Arcosa, Inc.	1,314	83,439
Comfort Systems USA, Inc.	987	81,822
Granite Construction, Inc.	1,246	50,289
Matrix Service Co.*	723	7,881
MYR Group, Inc.*	460	40,038
		263,469
Construction Materials - 0.1%
US Concrete, Inc.*	434	24,734

Consumer Finance - 0.5%
Encore Capital Group, Inc.*	856	39,624
Enova International, Inc.*	990	37,492
EZCORP, Inc., Class A*	1,437	10,562
Green Dot Corp., Class A*	1,475	59,870
PRA Group, Inc.*	1,242	48,351
World Acceptance Corp.*	108	17,346
		213,245
Containers & Packaging - 0.2%
Myers Industries, Inc.	980	21,589
O-I Glass, Inc.*	4,304	79,323
		100,912
Distributors - 0.1%
Core-Mark Holding Co., Inc.	1,234	56,591

Diversified Consumer Services - 0.1%
American Public Education, Inc.*	507	14,196
Perdoceo Education Corp.*	1,912	23,307
Regis Corp.*(b)	664	6,069
		43,572
Diversified Telecommunication Services - 0.5%
ATN International, Inc.	300	14,181
Cincinnati Bell, Inc.*	1,389	21,391
Cogent Communications Holdings, Inc.	1,157	87,469
Consolidated Communications Holdings, Inc.*	1,989	18,617
Vonage Holdings Corp.*	6,395	88,123
		229,781
Electrical Equipment - 0.3%
AZZ, Inc.	692	37,015
Encore Wire Corp.	564	46,361
Powell Industries, Inc.	241	8,281
Vicor Corp.*	578	52,066
		143,723
Electronic Equipment, Instruments & Components - 2.2%
Arlo Technologies, Inc.*	2,197	14,742
Badger Meter, Inc.	794	75,883
Bel Fuse, Inc., Class B	278	4,581
Benchmark Electronics, Inc.	991	30,671
CTS Corp.	883	33,775
Daktronics, Inc.*	1,008	6,814
ePlus, Inc.*	369	34,896
Fabrinet*	1,008	90,408
FARO Technologies, Inc.*	493	37,295
Insight Enterprises, Inc.*	958	100,092
Itron, Inc.*	1,209	115,278
Knowles Corp.*	2,504	51,432
Methode Electronics, Inc.	1,051	50,847
OSI Systems, Inc.*	457	44,037
PC Connection, Inc.	301	14,686
Plexus Corp.*	788	77,862
Rogers Corp.*	510	95,549
Sanmina Corp.*	1,772	74,619
ScanSource, Inc.*	694	21,188
TTM Technologies, Inc.*	2,712	41,087
		1,015,742

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Energy Equipment & Services - 0.9%
Archrock, Inc.	3,502	32,218
Bristow Group, Inc.*	633	17,268
Core Laboratories NV	1,214	50,745
DMC Global, Inc.*	421	22,300
Dril-Quip, Inc.*	968	32,457
Helix Energy Solutions Group, Inc.*	3,867	20,225
Helmerich & Payne, Inc.	2,944	83,168
Nabors Industries Ltd.*	176	16,477
Oceaneering International, Inc.*	2,710	38,672
Oil States International, Inc.*	1,667	10,719
Patterson-UTI Energy, Inc.	5,125	42,896
ProPetro Holding Corp.*	2,226	22,127
RPC, Inc.*	1,595	7,832
US Silica Holdings, Inc.*	2,028	20,807
		417,911
Entertainment - 0.0%(c)
Marcus Corp. (The)*	643	13,574

Equity Real Estate Investment Trusts (REITs) - 4.3%
Acadia Realty Trust	2,355	51,103
Agree Realty Corp.	1,733	121,795
Alexander & Baldwin, Inc.	1,975	37,940
American Assets Trust, Inc.	1,371	50,110
Armada Hoffler Properties, Inc.	1,619	21,484
Brandywine Realty Trust	4,660	65,520
CareTrust REIT, Inc.	2,618	60,947
Centerspace REIT	353	25,130
Chatham Lodging Trust*	1,283	16,897
Community Healthcare Trust, Inc.	615	29,077
DiamondRock Hospitality Co.*	5,737	55,534
Diversified Healthcare Trust	6,506	23,617
Easterly Government Properties, Inc.	2,242	46,477
Essential Properties Realty Trust, Inc.	3,116	79,770
Four Corners Property Trust, Inc.	2,079	57,713
Franklin Street Properties Corp.	2,639	13,564
GEO Group, Inc. (The)(b)	3,311	17,184
Getty Realty Corp.	1,004	31,255
Global Net Lease, Inc.	2,473	48,322
Hersha Hospitality Trust*	997	10,718
Independence Realty Trust, Inc.	2,782	47,517
Industrial Logistics Properties Trust	1,784	44,707
Innovative Industrial Properties, Inc.	652	117,510
iStar, Inc.(b)	2,016	33,889
Kite Realty Group Trust	2,302	48,802
Lexington Realty Trust	7,579	93,828
LTC Properties, Inc.	1,072	42,001
Mack-Cali Realty Corp.	2,353	40,166
NexPoint Residential Trust, Inc.	618	32,037
Office Properties Income Trust	1,318	38,525
Retail Opportunity Investments Corp.	3,226	57,616
Retail Properties of America, Inc., Class A	5,859	70,601
RPT Realty	2,218	28,280
Safehold, Inc.	391	27,409
Saul Centers, Inc.	352	15,646
SITE Centers Corp.	4,554	68,173
Summit Hotel Properties, Inc.*	2,887	27,744
Tanger Factory Outlet Centers, Inc.(b)	2,552	44,737
Uniti Group, Inc.	6,360	69,070
Universal Health Realty Income Trust	351	24,289
Urstadt Biddle Properties, Inc., Class A	823	15,044
Washington REIT	2,307	54,561
Whitestone REIT	1,089	9,017
Xenia Hotels & Resorts, Inc.*	3,107	60,307
		1,975,633
Food & Staples Retailing - 0.4%
Andersons, Inc. (The)	842	26,169
Chefs' Warehouse, Inc. (The)*	874	26,884
PriceSmart, Inc.	639	56,424
SpartanNash Co.	986	20,676
United Natural Foods, Inc.*	1,531	58,117
		188,270
Food Products - 0.7%
B&G Foods, Inc.(b)	1,765	54,009
Calavo Growers, Inc.	455	32,396
Cal-Maine Foods, Inc.	1,019	35,573
Fresh Del Monte Produce, Inc.	829	27,747
J & J Snack Foods Corp.	410	71,988
John B Sanfilippo & Son, Inc.	241	22,488
Seneca Foods Corp., Class A*	183	8,462
Simply Good Foods Co. (The)*	2,301	79,453
		332,116
Gas Utilities - 0.4%
Chesapeake Utilities Corp.	477	54,645
Northwest Natural Holding Co.	835	44,155
South Jersey Industries, Inc.	2,748	73,262
		172,062
Health Care Equipment & Supplies - 1.9%
AngioDynamics, Inc.*	1,037	23,976
Avanos Medical, Inc.*	1,310	52,531
Cardiovascular Systems, Inc.*	1,097	42,991
CONMED Corp.	791	108,913
CryoLife, Inc.*	1,063	30,625
Cutera, Inc.*	482	18,499
Glaukos Corp.*	1,250	91,975
Heska Corp.*	271	53,699
Inogen, Inc.*	503	31,090
Integer Holdings Corp.*	901	81,514
Invacare Corp.*	941	7,528
Lantheus Holdings, Inc.*	1,827	44,305
LeMaitre Vascular, Inc.	462	23,659
Meridian Bioscience, Inc.*	1,178	24,455
Merit Medical Systems, Inc.*	1,339	80,795
Mesa Laboratories, Inc.	132	32,480
Natus Medical, Inc.*	925	24,790
OraSure Technologies, Inc.*	1,965	18,884
Orthofix Medical, Inc.*	534	21,734
Surmodics, Inc.*	376	19,947
Tactile Systems Technology, Inc.*	534	28,713
Varex Imaging Corp.*	1,070	26,846
Zynex, Inc.*(b)	533	8,112
		898,061

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Health Care Providers & Services - 2.3%
Addus HomeCare Corp.*	411	39,526
AMN Healthcare Services, Inc.*	1,288	114,245
Community Health Systems, Inc.*	3,327	47,476
CorVel Corp.*	248	30,901
Covetrus, Inc.*	2,713	75,259
Cross Country Healthcare, Inc.*	952	14,899
Ensign Group, Inc. (The)	1,404	116,813
Fulgent Genetics, Inc.*(b)	481	35,628
Hanger, Inc.*	1,042	26,915
Joint Corp. (The)*	360	25,589
Magellan Health, Inc.*	631	59,434
MEDNAX, Inc.*(b)	2,339	74,801
ModivCare, Inc.*	337	49,616
Owens & Minor, Inc.	2,007	89,733
Pennant Group, Inc. (The)*	693	23,749
RadNet, Inc.*	1,169	30,943
Select Medical Holdings Corp.	2,945	118,006
Tivity Health, Inc.*	1,033	27,065
US Physical Therapy, Inc.	349	40,610
		1,041,208
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc.*	3,822	66,464
Computer Programs and Systems, Inc.	346	11,200
HealthStream, Inc.*	687	17,986
NextGen Healthcare, Inc.*	1,519	24,942
Omnicell, Inc.*	1,175	163,325
Simulations Plus, Inc.(b)	415	21,904
Tabula Rasa HealthCare, Inc.*(b)	612	26,444
		332,265
Hotels, Restaurants & Leisure - 1.2%
BJ's Restaurants, Inc.*	634	35,048
Bloomin' Brands, Inc.*	2,193	64,803
Brinker International, Inc.*	1,240	76,198
Cheesecake Factory, Inc. (The)*	1,152	67,761
Chuy's Holdings, Inc.*	536	22,217
Dave & Buster's Entertainment, Inc.*	1,301	55,006
Dine Brands Global, Inc.*	455	43,202
El Pollo Loco Holdings, Inc.*	518	8,733
Fiesta Restaurant Group, Inc.*	481	6,537
Monarch Casino & Resort, Inc.*	351	25,047
Red Robin Gourmet Burgers, Inc.*	424	15,205
Ruth's Hospitality Group, Inc.*	868	20,954
Shake Shack, Inc., Class A*	990	93,040
		533,751
Household Durables - 1.6%
Cavco Industries, Inc.*	234	51,777
Century Communities, Inc.*	794	64,616
Ethan Allen Interiors, Inc.	599	17,293
Installed Building Products, Inc.	614	72,820
iRobot Corp.*(b)	769	75,131
La-Z-Boy, Inc.	1,265	52,156
LGI Homes, Inc.*(b)	601	108,667
M/I Homes, Inc.*	793	55,922
MDC Holdings, Inc.	1,511	87,563
Meritage Homes Corp.*	1,023	110,147
Tupperware Brands Corp.*	1,344	34,460
Universal Electronics, Inc.*	378	18,923
		749,475
Household Products - 0.3%
Central Garden & Pet Co.*	267	14,666
Central Garden & Pet Co., Class A*	1,072	54,083
WD-40 Co.	374	91,555
		160,304
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	977	43,115

Insurance - 1.6%
Ambac Financial Group, Inc.*	1,252	18,893
American Equity Investment Life Holding Co.	2,344	71,492
AMERISAFE, Inc.	529	34,665
Assured Guaranty Ltd.	2,090	99,547
eHealth, Inc.*	709	46,262
Employers Holdings, Inc.	776	32,747
Genworth Financial, Inc., Class A*	13,795	57,939
HCI Group, Inc.	169	13,615
Horace Mann Educators Corp.	1,130	45,053
James River Group Holdings Ltd.	994	34,710
Palomar Holdings, Inc.*(b)	593	43,289
ProAssurance Corp.	1,471	35,819
Safety Insurance Group, Inc.	388	33,023
SiriusPoint Ltd.*	2,325	24,459
Stewart Information Services Corp.	730	44,055
Trupanion, Inc.*	904	81,514
United Fire Group, Inc.	589	18,053
United Insurance Holdings Corp.	565	3,187
Universal Insurance Holdings, Inc.	775	10,927
		749,249
Interactive Media & Services - 0.1%
QuinStreet, Inc.*	1,340	24,267

Internet & Direct Marketing Retail - 0.4%
Liquidity Services, Inc.*	734	17,550
PetMed Express, Inc.(b)	553	15,981
Shutterstock, Inc.	605	54,904
Stamps.com, Inc.*	500	93,840
		182,275
IT Services - 1.0%
Cardtronics plc, Class A*	986	38,385
Contra BmTechnologies*	85	1,092
CSG Systems International, Inc.	892	39,284
EVERTEC, Inc.	1,636	71,215
ExlService Holdings, Inc.*	915	93,312
Perficient, Inc.*	903	64,646
Sykes Enterprises, Inc.*	1,081	45,315
TTEC Holdings, Inc.	499	54,097
Unisys Corp.*	1,720	44,221
		451,567
Leisure Products - 0.4%
Callaway Golf Co.*	2,572	94,958
Sturm Ruger & Co., Inc.	479	37,812
Vista Outdoor, Inc.*	1,593	69,439
		202,209
Life Sciences Tools & Services - 0.4%
Luminex Corp.	1,186	43,751
NeoGenomics, Inc.*	3,194	131,050
		174,801

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Machinery - 3.5%
Alamo Group, Inc.	270	41,629
Albany International Corp., Class A	837	74,786
Astec Industries, Inc.	617	42,283
Barnes Group, Inc.	1,274	68,057
Chart Industries, Inc.*	971	141,708
CIRCOR International, Inc.*	545	20,508
Enerpac Tool Group Corp.	1,636	44,826
EnPro Industries, Inc.	562	51,698
ESCO Technologies, Inc.	712	67,384
Federal Signal Corp.	1,652	70,177
Franklin Electric Co., Inc.	1,049	88,001
Greenbrier Cos., Inc. (The)	897	39,836
Hillenbrand, Inc.	2,047	93,343
John Bean Technologies Corp.	868	125,018
Lindsay Corp.	297	48,895
Lydall, Inc.*	462	16,808
Meritor, Inc.*	1,979	51,454
Mueller Industries, Inc.	1,560	72,431
Proto Labs, Inc.*	755	67,489
SPX Corp.*	1,232	77,160
SPX FLOW, Inc.	1,151	78,993
Standex International Corp.	338	33,678
Tennant Co.	505	41,784
Titan International, Inc.*	1,377	12,792
Wabash National Corp.	1,423	22,697
Watts Water Technologies, Inc., Class A	751	102,061
		1,595,496
Marine - 0.2%
Matson, Inc.	1,186	76,675

Media - 0.4%
AMC Networks, Inc., Class A*	819	43,964
EW Scripps Co. (The), Class A	1,564	33,172
Gannett Co., Inc.*(b)	3,605	18,494
Meredith Corp.*	1,108	37,317
Scholastic Corp.	821	27,651
TechTarget, Inc.*	647	45,491
		206,089
Metals & Mining - 1.0%
Allegheny Technologies, Inc.*	3,462	84,784
Arconic Corp.*	2,674	96,719
Carpenter Technology Corp.	1,310	62,775
Century Aluminum Co.*	1,378	18,754
Haynes International, Inc.	347	12,076
Kaiser Aluminum Corp.	431	55,767
Materion Corp.	555	43,762
Olympic Steel, Inc.	247	8,830
SunCoke Energy, Inc.	2,262	17,033
TimkenSteel Corp.*	1,036	15,695
Warrior Met Coal, Inc.	1,402	25,657
		441,852
Mortgage Real Estate Investment Trusts (REITs) - 0.7%
Apollo Commercial Real Estate Finance, Inc.	3,513	54,978
ARMOUR Residential REIT, Inc.	1,784	21,390
Capstead Mortgage Corp.	2,641	17,034
Ellington Financial, Inc.	1,199	22,637
Granite Point Mortgage Trust, Inc.	1,504	21,628
Invesco Mortgage Capital, Inc.(b)	6,301	21,423
KKR Real Estate Finance Trust, Inc.	745	15,928
New York Mortgage Trust, Inc.	10,359	46,823
PennyMac Mortgage Investment Trust	2,672	52,371
Ready Capital Corp.	1,593	24,246
Redwood Trust, Inc.	3,060	34,058
		332,516
Multiline Retail - 0.5%
Big Lots, Inc.	922	56,187
Macy's, Inc.*	8,477	154,959
		211,146
Multi-Utilities - 0.2%
Avista Corp.	1,892	85,764
Unitil Corp.	410	22,489
		108,253
Oil, Gas & Consumable Fuels - 1.7%
Bonanza Creek Energy, Inc.*	506	21,738
Callon Petroleum Co.*	1,259	48,434
CONSOL Energy, Inc.*	818	12,548
Dorian LPG Ltd.*	748	10,629
Green Plains, Inc.*	1,152	36,737
Laredo Petroleum, Inc.*	245	13,759
Matador Resources Co.	2,997	91,828
Par Pacific Holdings, Inc.*	1,090	15,173
PBF Energy, Inc., Class A*	2,624	42,351
PDC Energy, Inc.*	2,724	115,007
Penn Virginia Corp.*	416	8,021
Range Resources Corp.*	7,061	95,747
Renewable Energy Group, Inc.*	1,209	73,834
REX American Resources Corp.*	144	13,828
SM Energy Co.	2,912	57,949
Southwestern Energy Co.*	17,678	91,395
Talos Energy, Inc.*(b)	867	12,294
		761,272
Paper & Forest Products - 0.4%
Clearwater Paper Corp.*	454	12,952
Domtar Corp.*	1,503	81,508
Glatfelter Corp.	1,211	17,874
Mercer International, Inc.	1,080	16,027
Neenah, Inc.	461	24,401
Schweitzer-Mauduit International, Inc.	858	35,101
		187,863
Personal Products - 0.6%
Edgewell Personal Care Co.	1,482	67,253
elf Beauty, Inc.*	1,051	29,428
Inter Parfums, Inc.	484	37,017
Medifast, Inc.	321	106,652
USANA Health Sciences, Inc.*	324	34,260
		274,610
Pharmaceuticals - 0.9%
Amphastar Pharmaceuticals, Inc.*	999	18,901
ANI Pharmaceuticals, Inc.*(b)	263	9,034
Cara Therapeutics, Inc.*(b)	1,169	15,887
Collegium Pharmaceutical, Inc.*	948	22,648
Corcept Therapeutics, Inc.*	2,883	62,273
Endo International plc*	6,303	36,999
Innoviva, Inc.*	1,718	23,107
Lannett Co., Inc.*(b)	931	4,003
Pacira BioSciences, Inc.*	1,199	72,743
Phibro Animal Health Corp., Class A	554	15,617
Prestige Consumer Healthcare, Inc.*	1,361	67,873
Supernus Pharmaceuticals, Inc.*(b)	1,445	43,133
		392,218

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Professional Services - 0.8%
Exponent, Inc.	1,415	129,091
Forrester Research, Inc.*	301	12,916
Heidrick & Struggles International, Inc.	530	22,811
Kelly Services, Inc., Class A*	911	23,385
Korn Ferry	1,474	96,414
ManTech International Corp., Class A	747	64,997
Resources Connection, Inc.	833	12,145
TrueBlue, Inc.*	970	26,316
		388,075
Real Estate Management & Development - 0.3%
Marcus & Millichap, Inc.*	656	25,781
RE/MAX Holdings, Inc., Class A	506	17,715
Realogy Holdings Corp.*	3,155	55,875
St Joe Co. (The)	852	39,848
		139,219
Road & Rail - 0.6%
ArcBest Corp.	693	53,943
Heartland Express, Inc.	1,332	24,176
Marten Transport Ltd.	1,605	27,381
Saia, Inc.*	720	165,715
		271,215
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Energy Industries, Inc.	1,047	106,804
Axcelis Technologies, Inc.*	921	38,166
CEVA, Inc.*	622	27,909
Cohu, Inc.*	1,287	47,902
Diodes, Inc.*	1,149	86,945
DSP Group, Inc.*	600	9,432
FormFactor, Inc.*	2,121	74,765
Ichor Holdings Ltd.*	765	43,039
Kulicke & Soffa Industries, Inc.	1,695	87,971
MaxLinear, Inc.*	1,853	70,451
Onto Innovation, Inc.*	1,334	95,741
PDF Solutions, Inc.*	799	13,935
Photronics, Inc.*	1,731	23,438
Power Integrations, Inc.	1,641	134,874
Rambus, Inc.*	3,049	59,638
SMART Global Holdings, Inc.*	387	18,344
Ultra Clean Holdings, Inc.*	1,197	67,427
Veeco Instruments, Inc.*	1,357	32,324
		1,039,105
Software - 1.6%
8x8, Inc.*	2,931	69,025
Agilysys, Inc.*	555	28,189
Alarm.com Holdings, Inc.*	1,233	100,958
Bottomline Technologies DE, Inc.*	1,061	39,660
Ebix, Inc.(b)	644	17,646
InterDigital, Inc.	840	67,855
LivePerson, Inc.*	1,720	94,514
MicroStrategy, Inc., Class A*(b)	207	97,290
OneSpan, Inc.*	927	24,241
Progress Software Corp.	1,206	53,751
SPS Commerce, Inc.*	973	91,326
Xperi Holding Corp.	2,860	61,261
		745,716
Specialty Retail - 3.5%
Aaron's Co., Inc. (The)	935	33,632
Abercrombie & Fitch Co., Class A*	1,704	72,761
America's Car-Mart, Inc.*	167	27,453
Asbury Automotive Group, Inc.*	529	104,895
Barnes & Noble Education, Inc.*	832	6,797
Bed Bath & Beyond, Inc.*	3,310	92,647
Boot Barn Holdings, Inc.*	795	60,730
Buckle, Inc. (The)	783	32,980
Caleres, Inc.	1,035	25,958
Cato Corp. (The), Class A*	536	8,287
Chico's FAS, Inc.*	3,273	15,220
Children's Place, Inc. (The)*	398	37,010
Conn's, Inc.*	527	12,221
Designer Brands, Inc., Class A*(b)	1,605	28,072
GameStop Corp., Class A*(b)	1,496	332,111
Genesco, Inc.*	387	21,285
Group 1 Automotive, Inc.	463	73,839
Guess?, Inc.	1,024	30,075
Haverty Furniture Cos., Inc.	457	20,995
Hibbett Sports, Inc.*	454	38,481
Lumber Liquidators Holdings, Inc.*	791	18,019
MarineMax, Inc.*	605	31,115
Monro, Inc.	912	56,854
ODP Corp. (The)*	1,460	63,860
Rent-A-Center, Inc.	1,338	82,702
Sally Beauty Holdings, Inc.*	3,084	67,262
Shoe Carnival, Inc.	236	15,932
Signet Jewelers Ltd.*	1,428	86,508
Sleep Number Corp.*	692	77,151
Sonic Automotive, Inc., Class A	638	30,771
Zumiez, Inc.*	572	25,065
		1,630,688
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp.*	3,394	99,818
Diebold Nixdorf, Inc.*	2,134	28,894
		128,712
Textiles, Apparel & Luxury Goods - 1.2%
Crocs, Inc.*	1,788	181,017
Fossil Group, Inc.*	1,278	18,045
G-III Apparel Group Ltd.*	1,189	39,285
Kontoor Brands, Inc.	1,284	82,202
Movado Group, Inc.	454	12,589
Oxford Industries, Inc.	462	44,237
Steven Madden Ltd.	2,113	87,478
Unifi, Inc.*	409	11,260
Vera Bradley, Inc.*	603	6,922
Wolverine World Wide, Inc.	2,252	82,108
		565,143
Thrifts & Mortgage Finance - 1.4%
Axos Financial, Inc.*	1,403	66,516
Capitol Federal Financial, Inc.	3,526	45,626
Flagstar Bancorp, Inc.	1,294	59,265
HomeStreet, Inc.	595	26,787
Meta Financial Group, Inc.	880	46,649
Mr Cooper Group, Inc.*	1,930	66,759
NMI Holdings, Inc., Class A*	2,329	56,339
Northfield Bancorp, Inc.	1,282	21,704
Northwest Bancshares, Inc.	3,466	49,079
Provident Financial Services, Inc.	1,974	49,863
TrustCo Bank Corp.	527	20,614
Walker & Dunlop, Inc.	800	81,232
WSFS Financial Corp.	1,297	69,013
		659,446

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Tobacco - 0.2%
Universal Corp.	670	37,547
Vector Group Ltd.	3,493	48,029
		85,576
Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	1,057	103,544
Boise Cascade Co.	1,070	70,609
DXP Enterprises, Inc.*	447	13,808
GMS, Inc.*	1,169	53,529
NOW, Inc.*	3,003	31,441
Veritiv Corp.*	341	20,944
		293,875
Water Utilities - 0.3%
American States Water Co.	1,008	80,005
California Water Service Group	1,375	78,155
		158,160
Wireless Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.	1,363	68,000
Spok Holdings, Inc.	487	5,683
		73,683
TOTAL COMMON STOCKS (COST $25,831,020)		28,857,779

SECURITIES LENDING REINVESTMENTS(d) - 0.6%

INVESTMENT COMPANIES - 0.6%

BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $277,381)	277,381	277,381

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 12.0%

REPURCHASE AGREEMENTS(e) - 12.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $5,549,368 (Cost $5,549,368)	5,549,368	5,549,368

Total Investments - 75.2% (Cost $31,657,769)		34,684,528
Other assets less liabilities - 24.8%		11,424,345
Net Assets - 100.0%		46,108,873

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,015,608.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $565,914, collateralized in the form of cash with a value of $277,381 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $326,643 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $604,024.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $277,381.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,508,497
Aggregate gross unrealized depreciation	(1,169,759)
Net unrealized appreciation	$14,338,738
Federal income tax cost	$31,667,036

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2021

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
13,141,813	12/6/2021	Bank of America NA	0.37%	S&P SmallCap 600®	3,132,263	(3,076,699)	—	55,564
31,406,450	11/7/2022	Citibank NA	0.41%	S&P SmallCap 600®	1,008,988	—	(1,008,988)	—
10,098,850	11/7/2022	Morgan Stanley & Co. International plc	(0.10)%	S&P SmallCap 600®	667,623	(667,623)	—	—
1,620,261	11/22/2021	Societe Generale	0.50%	S&P SmallCap 600®	2,862,945	(2,775,745)	—	87,200
7,102,533	12/6/2021	UBS AG	0.40%	S&P SmallCap 600®	3,649,427	—	(3,589,000)	60,427

63,369,907					11,321,246
				Total Unrealized Appreciation	11,321,246

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS(a) - 45.9%

Aerospace & Defense - 0.4%
Axon Enterprise, Inc.*	765	107,551
Curtiss-Wright Corp.	492	61,658
Hexcel Corp.*	1,002	59,579
Mercury Systems, Inc.*	676	44,244
		273,032
Air Freight & Logistics - 0.3%
XPO Logistics, Inc.*	1,225	179,989

Airlines - 0.1%
JetBlue Airways Corp.*	3,792	76,219

Auto Components - 0.8%
Adient plc*	1,128	56,468
Dana, Inc.	1,736	47,097
Fox Factory Holding Corp.*	500	77,740
Gentex Corp.	2,924	103,802
Goodyear Tire & Rubber Co. (The)*	2,799	55,504
Lear Corp.	655	126,651
Visteon Corp.*	337	41,269
		508,531
Automobiles - 0.3%
Harley-Davidson, Inc.	1,840	89,185
Thor Industries, Inc.	664	81,672
		170,857
Banks - 3.5%
Associated Banc-Corp.	1,834	42,164
BancorpSouth Bank	1,157	35,381
Bank of Hawaii Corp.	480	43,075
Bank OZK	1,450	61,930
Cathay General Bancorp	896	37,345
CIT Group, Inc.	1,183	62,675
Commerce Bancshares, Inc.	1,263	98,363
Cullen/Frost Bankers, Inc.	675	81,479
East West Bancorp, Inc.	1,698	126,976
First Financial Bankshares, Inc.	1,707	85,948
First Horizon Corp.	6,663	127,063
FNB Corp.	3,857	51,722
Fulton Financial Corp.	1,950	33,794
Glacier Bancorp, Inc.	1,146	66,755
Hancock Whitney Corp.	1,041	51,540
Home BancShares, Inc.	1,822	49,850
International Bancshares Corp.	670	31,088
PacWest Bancorp	1,401	63,283
Pinnacle Financial Partners, Inc.	911	82,828
Prosperity Bancshares, Inc.	1,113	83,753
Signature Bank	684	170,829
Sterling Bancorp	2,320	61,805
Synovus Financial Corp.	1,782	87,532
TCF Financial Corp.	1,830	86,925
Texas Capital Bancshares, Inc.*	605	41,672
Trustmark Corp.	758	25,431
UMB Financial Corp.	519	50,193
Umpqua Holdings Corp.	2,643	50,428
United Bankshares, Inc.	1,546	63,680
Valley National Bancorp	4,865	69,667
Webster Financial Corp.	1,084	61,441
Wintrust Financial Corp.	684	55,007
		2,141,622

Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	110	116,398

Biotechnology - 0.8%
Arrowhead Pharmaceuticals, Inc.*	1,246	90,459
Emergent BioSolutions, Inc.*	544	32,994
Exelixis, Inc.*	3,743	84,405
Halozyme Therapeutics, Inc.*(b)	1,525	63,150
Ligand Pharmaceuticals, Inc.*	199	23,422
Neurocrine Biosciences, Inc.*	1,127	108,440
United Therapeutics Corp.*	533	99,085
		501,955
Building Products - 0.9%
Builders FirstSource, Inc.*	2,477	110,326
Lennox International, Inc.	413	144,521
Owens Corning	1,257	134,059
Simpson Manufacturing Co., Inc.	522	58,631
Trex Co., Inc.*	1,390	135,400
		582,937
Capital Markets - 1.2%
Affiliated Managers Group, Inc.	513	84,132
Evercore, Inc., Class A	505	73,659
FactSet Research Systems, Inc.	456	152,468
Federated Hermes, Inc., Class B	1,127	35,839
Interactive Brokers Group, Inc., Class A	969	65,175
Janus Henderson Group plc	2,048	78,869
Jefferies Financial Group, Inc.	2,430	78,076
SEI Investments Co.	1,430	90,719
Stifel Financial Corp.	1,258	87,154
		746,091
Chemicals - 1.3%
Ashland Global Holdings, Inc.	654	62,025
Avient Corp.	1,095	56,918
Cabot Corp.	678	43,107
Chemours Co. (The)	1,982	71,213
Ingevity Corp.*	486	40,003
Minerals Technologies, Inc.	406	35,322
NewMarket Corp.	89	30,548
Olin Corp.	1,714	83,797
RPM International, Inc.	1,559	145,813
Scotts Miracle-Gro Co. (The)	488	106,077
Sensient Technologies Corp.	508	44,069
Valvoline, Inc.	2,175	71,775
		790,667
Commercial Services & Supplies - 0.8%
Brink's Co. (The)	594	44,793
Clean Harbors, Inc.*	606	56,419
Healthcare Services Group, Inc.	895	26,841
Herman Miller, Inc.	709	33,890
IAA, Inc.*	1,614	91,950
KAR Auction Services, Inc.*(b)	1,556	27,915
MSA Safety, Inc.	435	73,106
Stericycle, Inc.*	1,100	86,416
Tetra Tech, Inc.	650	77,655
		518,985
Communications Equipment - 0.4%
Ciena Corp.*	1,862	98,444
Lumentum Holdings, Inc.*	909	73,965
NetScout Systems, Inc.*	880	25,872
Viasat, Inc.*	816	43,395
		241,676

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Construction & Engineering - 0.6%
AECOM*	1,772	115,198
Dycom Industries, Inc.*	367	27,495
EMCOR Group, Inc.	656	82,728
Fluor Corp.*	1,504	27,824
MasTec, Inc.*	675	78,523
Valmont Industries, Inc.	254	62,992
		394,760
Construction Materials - 0.1%
Eagle Materials, Inc.*	504	73,967

Consumer Finance - 0.4%
FirstCash, Inc.	490	39,063
LendingTree, Inc.*	131	26,887
Navient Corp.	2,204	40,267
PROG Holdings, Inc.	814	42,914
SLM Corp.	4,023	81,466
		230,597
Containers & Packaging - 0.4%
AptarGroup, Inc.	783	115,344
Greif, Inc., Class A	318	19,624
Silgan Holdings, Inc.	937	39,476
Sonoco Products Co.	1,207	81,496
		255,940
Diversified Consumer Services - 0.5%
Adtalem Global Education, Inc.*	600	21,828
Graham Holdings Co., Class B	49	32,464
Grand Canyon Education, Inc.*	564	51,290
H&R Block, Inc.	2,201	54,629
Service Corp. International	2,033	107,790
Strategic Education, Inc.	294	20,827
WW International, Inc.*	571	22,440
		311,268
Diversified Telecommunication Services - 0.1%
Iridium Communications, Inc.*	1,419	54,220

Electric Utilities - 0.5%
ALLETE, Inc.	623	42,918
Hawaiian Electric Industries, Inc.	1,311	56,439
IDACORP, Inc.	605	59,260
OGE Energy Corp.	2,399	82,765
PNM Resources, Inc.	1,030	50,594
		291,976
Electrical Equipment - 0.8%
Acuity Brands, Inc.	432	80,244
EnerSys	513	48,345
Hubbell, Inc.	651	124,107
nVent Electric plc	2,018	65,666
Regal Beloit Corp.	487	69,266
Sunrun, Inc.*(b)	1,921	85,907
		473,535
Electronic Equipment, Instruments & Components - 1.5%
Arrow Electronics, Inc.*	896	107,816
Avnet, Inc.	1,192	52,520
Belden, Inc.	534	27,020
Cognex Corp.	2,112	167,672
Coherent, Inc.*	295	77,470
II-VI, Inc.*(b)	1,257	84,684
Jabil, Inc.	1,623	91,618
Littelfuse, Inc.	294	76,805
National Instruments Corp.	1,579	64,423
SYNNEX Corp.	494	62,540
Vishay Intertechnology, Inc.	1,590	38,271
Vontier Corp.*	2,023	70,967
		921,806
Energy Equipment & Services - 0.1%
ChampionX Corp.*	2,238	59,307

Entertainment - 0.1%
Cinemark Holdings, Inc.*	1,294	29,322
World Wrestling Entertainment, Inc., Class A	562	31,382
		60,704
Equity Real Estate Investment Trusts (REITs) - 4.2%
American Campus Communities, Inc.	1,653	77,956
Apartment Income REIT Corp.	1,785	83,145
Brixmor Property Group, Inc.	3,559	80,825
Camden Property Trust	1,171	146,820
CoreSite Realty Corp.	512	62,080
Corporate Office Properties Trust	1,347	37,177
Cousins Properties, Inc.(b)	1,782	66,094
CyrusOne, Inc.	1,445	106,569
Douglas Emmett, Inc.	1,979	68,711
EastGroup Properties, Inc.	478	75,562
EPR Properties*	896	44,038
First Industrial Realty Trust, Inc.	1,548	78,391
Healthcare Realty Trust, Inc.	1,677	50,880
Highwoods Properties, Inc.	1,248	57,009
Hudson Pacific Properties, Inc.	1,811	52,501
JBG SMITH Properties	1,327	42,743
Kilroy Realty Corp.	1,268	89,026
Lamar Advertising Co., Class A	1,039	108,908
Life Storage, Inc.	906	90,093
Macerich Co. (The)	1,392	22,147
Medical Properties Trust, Inc.	6,960	147,343
National Retail Properties, Inc.	2,102	97,428
National Storage Affiliates Trust	776	35,774
Omega Healthcare Investors, Inc.	2,781	101,840
Park Hotels & Resorts, Inc.*	2,835	58,940
Pebblebrook Hotel Trust	1,575	35,201
Physicians Realty Trust	2,526	45,796
PotlatchDeltic Corp.	805	48,461
PS Business Parks, Inc.	240	37,190
Rayonier, Inc.	1,654	63,166
Rexford Industrial Realty, Inc.	1,577	87,098
Sabra Health Care REIT, Inc.	2,528	44,164
Service Properties Trust	1,979	24,856
SL Green Realty Corp.	831	65,832
Spirit Realty Capital, Inc.	1,378	65,124
STORE Capital Corp.	2,877	98,969
Urban Edge Properties	1,322	25,581
Weingarten Realty Investors	1,439	47,156
		2,570,594
Food & Staples Retailing - 0.4%
BJ's Wholesale Club Holdings, Inc.*	1,647	73,769
Casey's General Stores, Inc.	442	97,611
Grocery Outlet Holding Corp.*	1,039	35,399
Sprouts Farmers Market, Inc.*	1,414	37,613
		244,392
Food Products - 0.9%
Darling Ingredients, Inc.*	1,950	133,497
Flowers Foods, Inc.	2,362	56,901
Hain Celestial Group, Inc. (The)*(b)	982	40,026

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Ingredion, Inc.	805	76,419
Lancaster Colony Corp.	235	43,867
Pilgrim's Pride Corp.*	584	14,039
Post Holdings, Inc.*	719	83,066
Sanderson Farms, Inc.	237	38,572
Tootsie Roll Industries, Inc.	212	6,633
TreeHouse Foods, Inc.*	670	32,636
		525,656
Gas Utilities - 0.6%
National Fuel Gas Co.	1,094	56,768
New Jersey Resources Corp.	1,154	49,299
ONE Gas, Inc.	639	47,490
Southwest Gas Holdings, Inc.	686	45,283
Spire, Inc.	619	44,357
UGI Corp.	2,501	115,171
		358,368
Health Care Equipment & Supplies - 1.5%
Cantel Medical Corp.*	451	36,680
Envista Holdings Corp.*	1,916	83,614
Globus Medical, Inc., Class A*	929	66,944
Haemonetics Corp.*	609	34,384
Hill-Rom Holdings, Inc.	795	88,468
ICU Medical, Inc.*	238	49,518
Integra LifeSciences Holdings Corp.*	851	58,762
LivaNova plc*	582	48,620
Masimo Corp.*	610	131,516
Neogen Corp.*	639	58,986
NuVasive, Inc.*	617	42,079
Penumbra, Inc.*	409	101,886
Quidel Corp.*	462	54,567
STAAR Surgical Co.*	560	81,777
		937,801
Health Care Providers & Services - 1.4%
Acadia Healthcare Co., Inc.*	1,069	68,801
Amedisys, Inc.*	394	101,798
Chemed Corp.	193	94,829
Encompass Health Corp.	1,190	102,090
HealthEquity, Inc.*	995	82,704
LHC Group, Inc.*	378	74,409
Molina Healthcare, Inc.*	697	175,198
Patterson Cos., Inc.	1,044	33,972
Progyny, Inc.*	442	28,306
R1 RCM, Inc.*	1,653	38,267
Tenet Healthcare Corp.*	1,273	85,176
		885,550
Hotels, Restaurants & Leisure - 1.3%
Boyd Gaming Corp.*	964	62,072
Choice Hotels International, Inc.*	346	41,835
Churchill Downs, Inc.	416	83,005
Cracker Barrel Old Country Store, Inc.	285	44,950
Jack in the Box, Inc.	272	30,899
Marriott Vacations Worldwide Corp.*	493	84,939
Papa John's International, Inc.	395	37,110
Scientific Games Corp.*	675	48,965
Six Flags Entertainment Corp.*	908	41,250
Texas Roadhouse, Inc.	785	79,057
Travel + Leisure Co.	1,032	67,235
Wendy's Co. (The)	2,147	49,853
Wingstop, Inc.	357	50,937
Wyndham Hotels & Resorts, Inc.	1,117	83,842
		805,949
Household Durables - 0.7%
Helen of Troy Ltd.*	294	61,881
KB Home	1,068	49,993
Taylor Morrison Home Corp., Class A*	1,546	45,792
Tempur Sealy International, Inc.	2,289	88,126
Toll Brothers, Inc.	1,344	87,683
TopBuild Corp.*	396	78,428
Tri Pointe Homes, Inc.*	1,430	34,492
		446,395
Household Products - 0.1%
Energizer Holdings, Inc.	696	32,044

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc.	640	123,085

Insurance - 1.9%
Alleghany Corp.*	167	119,667
American Financial Group, Inc.	838	111,504
Brighthouse Financial, Inc.*	1,047	50,947
Brown & Brown, Inc.	2,809	147,529
CNO Financial Group, Inc.	1,616	42,921
First American Financial Corp.	1,320	84,889
Hanover Insurance Group, Inc. (The)	437	60,957
Kemper Corp.	740	55,404
Kinsale Capital Group, Inc.	257	42,780
Mercury General Corp.	318	20,225
Old Republic International Corp.	3,393	89,100
Primerica, Inc.	472	76,563
Reinsurance Group of America, Inc.	817	102,967
RenaissanceRe Holdings Ltd.	608	93,705
RLI Corp.	479	50,525
Selective Insurance Group, Inc.	716	53,893
		1,203,576
Interactive Media & Services - 0.1%
TripAdvisor, Inc.*	1,157	50,272
Yelp, Inc.*	846	33,933
		84,205
Internet & Direct Marketing Retail - 0.1%
Grubhub, Inc.*	1,118	67,203

IT Services - 0.8%
Alliance Data Systems Corp.	597	72,267
Concentrix Corp.*	499	76,207
Genpact Ltd.	2,091	95,643
LiveRamp Holdings, Inc.*	805	40,443
Maximus, Inc.	739	68,483
Sabre Corp.*(b)	3,810	52,769
WEX, Inc.*	530	103,832
		509,644
Leisure Products - 0.6%
Brunswick Corp.	933	95,381
Mattel, Inc.*	4,177	88,594
Polaris, Inc.	698	91,591
YETI Holdings, Inc.*(b)	900	78,840
		354,406
Life Sciences Tools & Services - 1.0%
Bio-Techne Corp.	465	192,431
Medpace Holdings, Inc.*	329	54,963

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
PRA Health Sciences, Inc.*	775	132,463
Repligen Corp.*	611	111,575
Syneos Health, Inc.*	1,076	94,580
		586,012
Machinery - 2.4%
AGCO Corp.	740	102,394
Colfax Corp.*(b)	1,383	61,129
Crane Co.	593	56,626
Donaldson Co., Inc.	1,511	93,062
Flowserve Corp.	1,563	66,256
Graco, Inc.	2,024	153,257
ITT, Inc.	1,039	97,562
Kennametal, Inc.	1,001	37,548
Lincoln Electric Holdings, Inc.	715	91,935
Middleby Corp. (The)*	669	109,903
Nordson Corp.	647	143,433
Oshkosh Corp.	820	107,781
Terex Corp.	831	43,519
Timken Co. (The)	817	72,264
Toro Co. (The)	1,293	143,639
Trinity Industries, Inc.	985	27,363
Woodward, Inc.	704	89,535
		1,497,206
Marine - 0.1%
Kirby Corp.*	721	47,103

Media - 0.5%
Cable One, Inc.	66	119,827
John Wiley & Sons, Inc., Class A	523	33,148
New York Times Co. (The), Class A	1,740	74,507
TEGNA, Inc.	2,636	51,112
		278,594
Metals & Mining - 1.1%
Cleveland-Cliffs, Inc.*(b)	5,507	110,801
Commercial Metals Co.	1,439	45,285
Compass Minerals International, Inc.	407	28,449
Reliance Steel & Aluminum Co.	762	128,069
Royal Gold, Inc.	787	97,407
Steel Dynamics, Inc.	2,404	150,082
United States Steel Corp.(b)	3,150	81,680
Worthington Industries, Inc.	415	27,544
		669,317
Multiline Retail - 0.3%
Kohl's Corp.	1,891	104,931
Nordstrom, Inc.*	1,305	43,770
Ollie's Bargain Outlet Holdings, Inc.*(b)	684	59,125
		207,826
Multi-Utilities - 0.3%
Black Hills Corp.	754	49,606
MDU Resources Group, Inc.	2,406	80,986
NorthWestern Corp.	607	38,453
		169,045
Oil, Gas & Consumable Fuels - 0.5%
Antero Midstream Corp.(b)	3,434	32,966
Cimarex Energy Co.	1,235	83,671
CNX Resources Corp.*	2,635	35,889
EQT Corp.*	3,344	69,823
Equitrans Midstream Corp.	4,893	40,318
Murphy Oil Corp.	1,731	37,545
World Fuel Services Corp.	757	23,263
		323,475
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	1,277	85,827

Personal Products - 0.1%
Coty, Inc., Class A*	3,404	30,330
Nu Skin Enterprises, Inc., Class A	610	36,697
		67,027
Pharmaceuticals - 0.3%
Jazz Pharmaceuticals plc*	720	128,254
Nektar Therapeutics*	2,185	39,483
		167,737
Professional Services - 0.8%
ASGN, Inc.*	637	65,668
CACI International, Inc., Class A*	302	76,998
CoreLogic, Inc.	877	69,722
FTI Consulting, Inc.*	411	56,533
Insperity, Inc.	425	39,181
KBR, Inc.	1,689	68,810
ManpowerGroup, Inc.	660	79,853
Science Applications International Corp.	698	62,722
		519,487
Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.*	612	123,777

Road & Rail - 0.5%
Avis Budget Group, Inc.*	619	54,360
Knight-Swift Transportation Holdings, Inc.	1,471	70,211
Landstar System, Inc.	460	78,430
Ryder System, Inc.	644	52,673
Werner Enterprises, Inc.	685	32,873
		288,547
Semiconductors & Semiconductor Equipment - 1.8%
Amkor Technology, Inc.	1,285	27,114
Brooks Automation, Inc.	891	90,962
Cirrus Logic, Inc.*	697	54,415
CMC Materials, Inc.	350	54,016
Cree, Inc.*	1,382	138,214
First Solar, Inc.*	1,016	77,328
Lattice Semiconductor Corp.*	1,646	87,353
MKS Instruments, Inc.	662	124,608
Semtech Corp.*	781	49,203
Silicon Laboratories, Inc.*	529	72,240
SolarEdge Technologies, Inc.*	620	159,966
Synaptics, Inc.*	419	52,932
Universal Display Corp.	513	110,736
		1,099,087
Software - 1.7%
ACI Worldwide, Inc.*	1,404	53,717
Aspen Technology, Inc.*	811	110,677
Blackbaud, Inc.*	581	41,071
CDK Global, Inc.	1,463	76,574
Ceridian HCM Holding, Inc.*	1,572	140,631
CommVault Systems, Inc.*	564	42,960
Fair Isaac Corp.*	349	176,615
J2 Global, Inc.*	510	63,510
Manhattan Associates, Inc.*	765	104,025
Paylocity Holding Corp.*	450	76,424
Qualys, Inc.*	405	39,155

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Sailpoint Technologies Holdings, Inc.*	1,097	51,043
Teradata Corp.*	1,307	62,566
		1,038,968
Specialty Retail - 1.4%
American Eagle Outfitters, Inc.(b)	1,795	63,597
AutoNation, Inc.*	662	67,610
Dick's Sporting Goods, Inc.	789	76,951
Five Below, Inc.*	670	123,360
Foot Locker, Inc.	1,251	79,176
Lithia Motors, Inc., Class A(b)	357	125,661
Murphy USA, Inc.	305	41,117
RH*	196	125,646
Urban Outfitters, Inc.*	820	32,111
Williams-Sonoma, Inc.	919	155,807
		891,036
Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp.*	1,559	75,144
Xerox Holdings Corp.	2,001	46,923
		122,067
Textiles, Apparel & Luxury Goods - 0.6%
Capri Holdings Ltd.*	1,812	102,759
Carter's, Inc.	527	53,880
Columbia Sportswear Co.	366	37,599
Deckers Outdoor Corp.*	337	113,043
Skechers USA, Inc., Class A*	1,641	77,948
		385,229
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	1,355	64,823
MGIC Investment Corp.	4,064	59,822
New York Community Bancorp, Inc.	5,588	66,888
Washington Federal, Inc.	890	29,673
		221,206
Trading Companies & Distributors - 0.4%
GATX Corp.	420	41,437
MSC Industrial Direct Co., Inc., Class A	562	53,053
Univar Solutions, Inc.*	2,032	55,047
Watsco, Inc.	394	114,811
		264,348
Water Utilities - 0.2%
Essential Utilities, Inc.	2,677	127,961

Wireless Telecommunication Services - 0.1%
Telephone and Data Systems, Inc.	1,194	30,710

TOTAL COMMON STOCKS (COST $25,825,297)		28,337,499

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $81,050)	81,050	81,050

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 10.0%

REPURCHASE AGREEMENTS(d) - 10.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $6,208,575
(Cost $6,208,575)	6,208,575	6,208,575

Total Investments - 56.0% (Cost $32,114,922)		34,627,124
Other assets less liabilities - 44.0%		27,232,066
Net Assets - 100.0%		61,859,190

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $5,475,236.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $588,400, collateralized in the form of cash with a value of $81,050 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $531,708 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 30, 2021 – November 15, 2050. The total value of collateral is $612,758.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $81,050.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,235,894
Aggregate gross unrealized depreciation	(588,869)
Net unrealized appreciation	$26,647,025
Federal income tax cost	$32,932,514

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2021

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	12	6/18/2021	USD	$3,272,040	$151,530

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
15,360,942	11/8/2021	Bank of America NA	0.50%	S&P MidCap 400®	4,882,645	(4,882,645)	—	—
9,906,062	11/8/2021	BNP Paribas SA	0.50%	S&P MidCap 400®	3,809,377	(3,809,377)	—	—
20,504,894	12/6/2021	Citibank NA	0.46%	S&P MidCap 400®	3,253,022	—	(2,990,000)	263,022
782,775	11/8/2021	Credit Suisse International	0.60%	S&P MidCap 400®	3,683,558	—	(3,600,000)	83,558
9,427,440	11/8/2021	Goldman Sachs International	0.51%	S&P MidCap 400®	2,480,205	(2,480,205)	—	—
14,689,992	11/7/2022	Morgan Stanley & Co. International plc	(0.07)%	S&P MidCap 400®	791,107	(791,107)	—	—
68,360,556	11/7/2022	Societe Generale	0.32%	S&P MidCap 400®	1,730,297	(1,729,125)	—	1,172
14,949,099	11/8/2021	UBS AG	0.45%	S&P MidCap 400®	4,170,674	—	(4,164,000)	6,674

153,981,760					24,800,885
				Total Unrealized Appreciation	24,800,885

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)

COMMON STOCKS(a) - 52.5%

Aerospace & Defense - 0.4%
AAR Corp.*	2,519	105,168
Aerojet Rocketdyne Holdings, Inc.	5,429	263,035
AeroVironment, Inc.*	1,630	178,697
Astronics Corp.*	1,785	30,274
Ducommun, Inc.*	807	43,392
Kaman Corp.	2,075	111,677
Kratos Defense & Security Solutions, Inc.*	9,121	228,116
Maxar Technologies, Inc.	5,348	166,323
Moog, Inc., Class A	2,184	196,997
National Presto Industries, Inc.	381	38,641
PAE, Inc.*	4,439	36,045
Park Aerospace Corp.	1,481	22,837
Parsons Corp.*	1,692	67,020
Triumph Group, Inc.*	3,865	74,285
Vectrus, Inc.*	864	44,081
		1,606,588
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	4,416	109,693
Atlas Air Worldwide Holdings, Inc.*	1,933	144,840
Echo Global Logistics, Inc.*	1,966	67,159
Forward Air Corp.	2,057	199,303
Hub Group, Inc., Class A*	2,461	171,802
Radiant Logistics, Inc.*	2,939	22,601
		715,398
Airlines - 0.2%
Allegiant Travel Co.*	984	217,917
Hawaiian Holdings, Inc.*	3,602	92,932
Mesa Air Group, Inc.*(b)	2,566	24,941
SkyWest, Inc.*	3,707	181,754
Spirit Airlines, Inc.*	7,374	263,326
		780,870
Auto Components - 0.8%
Adient plc*	7,089	354,875
American Axle & Manufacturing Holdings, Inc.*	8,440	94,528
Cooper Tire & Rubber Co.	3,790	225,050
Cooper-Standard Holdings, Inc.*	1,255	37,349
Dana, Inc.	10,869	294,876
Dorman Products, Inc.*	1,994	204,146
Fox Factory Holding Corp.*	3,107	483,076
Gentherm, Inc.*	2,463	178,641
Goodyear Tire & Rubber Co. (The)*	17,367	344,388
LCI Industries	1,848	275,445
Modine Manufacturing Co.*	3,766	66,244
Motorcar Parts of America, Inc.*	1,406	32,858
Patrick Industries, Inc.	1,678	143,805
Standard Motor Products, Inc.	1,588	71,492
Stoneridge, Inc.*	1,953	59,449
Tenneco, Inc., Class A*	3,831	60,070
Visteon Corp.*	2,078	254,472
XPEL, Inc.*(c)	1,252	102,664
		3,283,428
Automobiles - 0.1%
Winnebago Industries, Inc.	2,339	172,993
Workhorse Group, Inc.*(b)	7,087	66,405
		239,398
Banks - 4.6%
1st Constitution Bancorp	681	14,369
1st Source Corp.	1,230	60,848
ACNB Corp.	637	18,346
Allegiance Bancshares, Inc.	1,419	57,555
Altabancorp	1,192	54,832
Amalgamated Financial Corp.	989	16,091
Amerant Bancorp, Inc.*	1,707	41,173
American National Bankshares, Inc.	798	27,675
Ameris Bancorp	4,982	273,711
Ames National Corp.	658	16,647
Arrow Financial Corp.	992	36,803
Atlantic Capital Bancshares, Inc.*	1,517	42,658
Atlantic Union Bankshares Corp.	5,855	240,172
Auburn National Bancorp, Inc.(b)	172	6,570
Banc of California, Inc.	3,359	58,816
BancFirst Corp.	1,407	97,041
Bancorp, Inc. (The)*	3,870	93,809
BancorpSouth Bank	7,434	227,332
Bank First Corp.(b)	473	33,687
Bank of Commerce Holdings	1,195	17,626
Bank of Marin Bancorp	989	33,339
Bank of NT Butterfield & Son Ltd. (The)	3,766	143,635
Bank of Princeton (The)	427	12,567
Bank7 Corp.	217	3,956
BankFinancial Corp.	990	10,940
BankUnited, Inc.	6,897	329,608
Bankwell Financial Group, Inc.	495	14,137
Banner Corp.	2,609	152,705
Bar Harbor Bankshares	1,105	33,636
BayCom Corp.*	809	14,983
BCB Bancorp, Inc.	1,079	15,764
Berkshire Hills Bancorp, Inc.	3,403	94,433
Boston Private Financial Holdings, Inc.	6,158	94,402
Brookline Bancorp, Inc.	5,822	98,159
Bryn Mawr Bank Corp.	1,484	70,935
Business First Bancshares, Inc.	1,446	35,282
Byline Bancorp, Inc.	1,828	42,190
C&F Financial Corp.	256	12,667
Cadence Bancorp	9,262	207,284
California Bancorp*	567	10,722
Cambridge Bancorp	483	41,417
Camden National Corp.	1,104	52,573
Capital Bancorp, Inc.*	598	13,150
Capital City Bank Group, Inc.	1,009	27,041
Capstar Financial Holdings, Inc.	1,205	26,377
Carter Bankshares, Inc.*	1,705	26,547
Cathay General Bancorp	5,706	237,826
CB Financial Services, Inc.	368	8,004
CBTX, Inc.	1,308	38,717
Central Pacific Financial Corp.	2,063	57,166
Central Valley Community Bancorp	796	16,931
Century Bancorp, Inc., Class A	220	25,102
Chemung Financial Corp.	256	11,930
ChoiceOne Financial Services, Inc.	553	14,240
CIT Group, Inc.	7,410	392,582
Citizens & Northern Corp.	1,003	24,764
Citizens Holding Co.	352	6,653
City Holding Co.	1,161	93,135
Civista Bancshares, Inc.	1,173	27,847

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
CNB Financial Corp.	1,108	26,935
Coastal Financial Corp.*(b)	680	21,148
Codorus Valley Bancorp, Inc.	706	13,386
Colony Bankcorp, Inc.	577	10,594
Columbia Banking System, Inc.	5,396	232,891
Community Bank System, Inc.	3,975	322,452
Community Bankers Trust Corp.	1,633	14,436
Community Financial Corp. (The)	393	13,940
Community Trust Bancorp, Inc.	1,165	51,470
ConnectOne Bancorp, Inc.	2,786	77,144
County Bancorp, Inc.	367	9,138
CrossFirst Bankshares, Inc.*	3,601	52,971
Customers Bancorp, Inc.*	2,152	81,453
CVB Financial Corp.	9,706	215,279
Dime Community Bancshares, Inc.	2,647	91,877
Eagle Bancorp Montana, Inc.	477	11,930
Eagle Bancorp, Inc.	2,375	135,708
Eastern Bankshares, Inc.	12,463	279,171
Enterprise Bancorp, Inc.	676	23,295
Enterprise Financial Services Corp.	1,801	88,987
Equity Bancshares, Inc., Class A*	1,064	34,963
Esquire Financial Holdings, Inc.*	520	12,808
Evans Bancorp, Inc.	362	13,691
Farmers & Merchants Bancorp, Inc.(b)	757	16,654
Farmers National Banc Corp.	1,952	33,965
FB Financial Corp.	2,375	99,394
Fidelity D&D Bancorp, Inc.(b)	291	16,217
Financial Institutions, Inc.	1,186	38,106
First Bancorp, Inc. (The)	756	23,814
First Bancorp/NC	2,125	94,286
First Bancorp/PR	16,168	206,789
First Bancshares, Inc. (The)	1,531	59,786
First Bank	1,206	16,558
First Busey Corp.	3,789	101,507
First Business Financial Services, Inc.	611	16,748
First Capital, Inc.(b)	249	11,105
First Choice Bancorp	780	25,061
First Commonwealth Financial Corp.	7,176	108,716
First Community Bankshares, Inc.	1,297	40,415
First Community Corp.	534	10,733
First Financial Bancorp	7,284	185,523
First Financial Bankshares, Inc.	9,699	488,345
First Financial Corp.	998	45,289
First Foundation, Inc.	2,963	74,371
First Guaranty Bancshares, Inc.	276	5,440
First Internet Bancorp	716	24,287
First Interstate BancSystem, Inc., Class A	3,045	143,328
First Merchants Corp.	4,057	188,001
First Mid Bancshares, Inc.(b)	1,096	48,114
First Midwest Bancorp, Inc.	8,559	179,140
First Northwest Bancorp	649	11,559
First of Long Island Corp. (The)	1,712	38,520
First Savings Financial Group, Inc.	132	9,509
First United Corp.(b)	520	9,454
First Western Financial, Inc.*	470	13,043
Flushing Financial Corp.	2,210	51,648
FNCB Bancorp, Inc.(b)	1,287	9,485
Franklin Financial Services Corp.	315	9,630
Fulton Financial Corp.	11,928	206,712
FVCBankcorp, Inc.*	886	15,727
German American Bancorp, Inc.	1,845	77,121
Glacier Bancorp, Inc.	7,200	419,400
Great Southern Bancorp, Inc.	811	45,813
Great Western Bancorp, Inc.	4,157	139,093
Guaranty Bancshares, Inc.	575	22,046
Hancock Whitney Corp.	6,474	320,528
Hanmi Financial Corp.	2,301	48,275
HarborOne Bancorp, Inc.	3,896	57,856
Hawthorn Bancshares, Inc.	444	10,723
HBT Financial, Inc.	734	13,351
Heartland Financial USA, Inc.	2,608	129,748
Heritage Commerce Corp.	4,365	51,769
Heritage Financial Corp.	2,708	78,559
Hilltop Holdings, Inc.	4,932	183,224
Home BancShares, Inc.	11,489	314,339
HomeTrust Bancshares, Inc.	1,147	32,540
Hope Bancorp, Inc.	8,822	134,977
Horizon Bancorp, Inc.	3,207	59,330
Howard Bancorp, Inc.*	990	16,691
Independent Bank Corp.	2,468	201,413
Independent Bank Corp./MI	1,591	37,070
Independent Bank Group, Inc.	3,291	259,166
International Bancshares Corp.	4,014	186,250
Investar Holding Corp.	744	16,800
Investors Bancorp, Inc.	17,325	257,796
Lakeland Bancorp, Inc.	3,662	69,615
Lakeland Financial Corp.	1,828	112,806
Landmark Bancorp, Inc.(b)	292	7,560
LCNB Corp.	909	16,035
Level One Bancorp, Inc.	374	10,364
Limestone Bancorp, Inc.*	393	6,253
Live Oak Bancshares, Inc.	2,131	129,096
Macatawa Bank Corp.	1,967	18,883
Mackinac Financial Corp.	676	14,656
MainStreet Bancshares, Inc.*	469	10,041
Mercantile Bank Corp.	1,184	38,243
Meridian Corp.(b)	410	11,099
Metrocity Bankshares, Inc.	1,300	22,373
Metropolitan Bank Holding Corp.*	522	33,309
Mid Penn Bancorp, Inc.	523	14,749
Middlefield Banc Corp.	446	10,704
Midland States Bancorp, Inc.	1,590	44,297
MidWestOne Financial Group, Inc.	1,099	34,662
MVB Financial Corp.	695	29,795
National Bank Holdings Corp., Class A	2,209	87,476
National Bankshares, Inc.	486	17,059
NBT Bancorp, Inc.	3,200	124,768
Nicolet Bankshares, Inc.*	681	54,003
Northeast Bank	575	16,882
Northrim Bancorp, Inc.	457	19,902
Norwood Financial Corp.	440	11,180
Oak Valley Bancorp(b)	516	9,752
OceanFirst Financial Corp.	4,456	98,522
OFG Bancorp	3,802	91,628
Ohio Valley Banc Corp.	328	7,688
Old National Bancorp	12,318	234,658
Old Second Bancorp, Inc.	2,135	29,591
Origin Bancorp, Inc.	1,646	72,671
Orrstown Financial Services, Inc.	817	20,621
Pacific Premier Bancorp, Inc.	6,005	276,050
Park National Corp.(b)	1,077	136,262
Parke Bancorp, Inc.	795	17,093
Partners Bancorp	742	5,825

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
PCB Bancorp	937	15,039
Peapack-Gladstone Financial Corp.	1,373	45,611
Penns Woods Bancorp, Inc.	518	13,266
Peoples Bancorp of North Carolina, Inc.	332	8,263
Peoples Bancorp, Inc.	1,361	44,205
Peoples Financial Services Corp.(b)	523	22,567
Plumas Bancorp	349	10,620
Preferred Bank	1,033	70,544
Premier Financial Bancorp, Inc.	980	18,277
Primis Financial Corp.	1,487	21,904
Professional Holding Corp., Class A*	854	15,628
QCR Holdings, Inc.	1,108	52,973
RBB Bancorp	1,251	30,524
Red River Bancshares, Inc.	368	20,096
Reliant Bancorp, Inc.	1,157	34,305
Renasant Corp.(b)	4,094	181,037
Republic Bancorp, Inc., Class A	728	33,816
Republic First Bancorp, Inc.*	3,412	14,057
Richmond Mutual Bancorp, Inc.	908	13,266
S&T Bancorp, Inc.	2,904	98,533
Salisbury Bancorp, Inc.(b)	187	8,697
Sandy Spring Bancorp, Inc.	3,455	160,519
SB Financial Group, Inc.	511	10,118
Seacoast Banking Corp. of Florida*	3,878	143,757
Select Bancorp, Inc.*	1,156	16,276
ServisFirst Bancshares, Inc.	3,658	254,085
Shore Bancshares, Inc.	876	15,058
Sierra Bancorp	1,062	29,439
Silvergate Capital Corp., Class A*	1,460	162,644
Simmons First National Corp., Class A	8,129	247,935
SmartFinancial, Inc.	1,056	25,608
South Plains Financial, Inc.	797	18,698
South State Corp.	5,257	466,874
Southern First Bancshares, Inc.*	545	29,119
Southside Bancshares, Inc.	2,377	101,831
Spirit of Texas Bancshares, Inc.	968	22,341
Stock Yards Bancorp, Inc.	1,531	82,276
Summit Financial Group, Inc.	857	20,422
Texas Capital Bancshares, Inc.*	3,793	261,262
Tompkins Financial Corp.	1,076	87,317
Towne Bank	5,031	161,143
TriCo Bancshares	1,988	95,325
TriState Capital Holdings, Inc.*	2,074	47,681
Triumph Bancorp, Inc.*	1,708	143,045
Trustmark Corp.	4,731	158,725
UMB Financial Corp.	3,280	317,209
United Bankshares, Inc.	9,305	383,273
United Community Banks, Inc.	5,866	202,846
United Security Bancshares	1,014	8,619
Unity Bancorp, Inc.	568	13,768
Univest Financial Corp.	2,160	62,986
Valley National Bancorp	29,930	428,598
Veritex Holdings, Inc.	3,562	125,133
Washington Trust Bancorp, Inc.	1,285	70,662
WesBanco, Inc.	4,899	190,669
West Bancorp, Inc.	1,208	33,727
Westamerica Bancorp	1,956	122,700
		19,096,718
Beverages - 0.2%
Celsius Holdings, Inc.*	2,703	177,154
Coca-Cola Consolidated, Inc.	354	143,342
MGP Ingredients, Inc.(b)	968	67,460
National Beverage Corp.	1,773	88,526
NewAge, Inc.*(b)	7,113	16,858
Primo Water Corp.	11,738	203,185
		696,525
Biotechnology - 4.6%
4D Molecular Therapeutics, Inc.*	583	15,484
89bio, Inc.*(b)	628	11,869
Abeona Therapeutics, Inc.*	4,535	7,483
ADMA Biologics, Inc.*(b)	4,952	8,666
Adverum Biotechnologies, Inc.*	6,686	23,134
Aeglea BioTherapeutics, Inc.*(b)	3,392	22,421
Affimed NV*	8,481	75,226
Agenus, Inc.*	11,812	50,319
Akebia Therapeutics, Inc.*(b)	10,758	37,761
Akero Therapeutics, Inc.*(b)	1,020	26,704
Akouos, Inc.*(b)	1,839	24,017
Albireo Pharma, Inc.*	1,272	42,548
Alector, Inc.*	3,479	61,926
Aligos Therapeutics, Inc.*	791	22,053
Allakos, Inc.*	1,966	199,431
Allogene Therapeutics, Inc.*	4,054	104,188
Allovir, Inc.*	2,223	52,107
ALX Oncology Holdings, Inc.*	1,310	74,094
Amicus Therapeutics, Inc.*	19,318	178,885
AnaptysBio, Inc.*(b)	1,607	38,359
Anavex Life Sciences Corp.*(b)	4,387	54,618
Anika Therapeutics, Inc.*	1,049	48,936
Annexon, Inc.*	2,000	42,240
Apellis Pharmaceuticals, Inc.*	4,511	253,879
Applied Genetic Technologies Corp.*	3,216	12,896
Applied Molecular Transport, Inc.*(b)	1,671	80,108
Applied Therapeutics, Inc.*(b)	1,166	22,422
Aprea Therapeutics, Inc.*	538	2,270
Aptinyx, Inc.*(b)	2,558	6,497
Aravive, Inc.*(b)	909	4,663
Arcturus Therapeutics Holdings, Inc.*	1,517	44,327
Arcus Biosciences, Inc.*	3,166	78,580
Arcutis Biotherapeutics, Inc.*(b)	1,736	45,744
Ardelyx, Inc.*	5,559	39,747
Arena Pharmaceuticals, Inc.*	4,365	266,745
Arrowhead Pharmaceuticals, Inc.*	7,690	558,294
Assembly Biosciences, Inc.*	2,305	9,151
Atara Biotherapeutics, Inc.*	6,024	81,685
Athenex, Inc.*	5,324	24,970
Athersys, Inc.*(b)	13,025	21,752
Atreca, Inc., Class A*	2,163	19,510
AVEO Pharmaceuticals, Inc.*	1,639	11,965
Avid Bioservices, Inc.*	4,538	96,569
Avidity Biosciences, Inc.*(b)	2,289	54,341
Avrobio, Inc.*	2,670	24,003
Axcella Health, Inc.*	1,165	3,716
Aziyo Biologics, Inc., Class A*	177	2,221
Beam Therapeutics, Inc.*(b)	2,998	234,534
Beyondspring, Inc.*(b)	1,429	14,819
BioAtla, Inc.*(b)	868	37,367
BioCryst Pharmaceuticals, Inc.*(b)	13,267	209,221
Biohaven Pharmaceutical Holding Co. Ltd.*	3,613	314,331
Bioxcel Therapeutics, Inc.*(b)	957	31,610
Black Diamond Therapeutics, Inc.*	1,361	17,856

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Blueprint Medicines Corp.*	4,157	379,742
Bolt Biotherapeutics, Inc.*	949	16,617
BrainStorm Cell Therapeutics, Inc.*(b)	2,289	8,195
Bridgebio Pharma, Inc.*(b)	7,061	418,011
C4 Therapeutics, Inc.*	800	29,560
Cabaletta Bio, Inc.*	969	10,988
Calithera Biosciences, Inc.*	4,941	11,265
Calyxt, Inc.*	773	3,332
CareDx, Inc.*	3,774	303,430
CASI Pharmaceuticals, Inc.*(b)	4,961	7,938
Catabasis Pharmaceuticals, Inc.*(b)	1,518	3,097
Catalyst Biosciences, Inc.*	2,306	9,847
Catalyst Pharmaceuticals, Inc.*	7,286	40,292
CEL-SCI Corp.*(b)	2,661	57,238
Centogene NV*	639	6,269
Checkmate Pharmaceuticals, Inc.*(b)	678	4,583
Checkpoint Therapeutics, Inc.*	3,887	10,417
ChemoCentryx, Inc.*	3,725	37,809
Chimerix, Inc.*	4,468	34,940
Chinook Therapeutics, Inc.*	995	16,417
Cidara Therapeutics, Inc.*(b)	2,708	5,470
Clovis Oncology, Inc.*(b)	6,230	31,960
Codiak Biosciences, Inc.*	481	10,880
Cohbar, Inc.*(b)(c)	2,602	3,252
Coherus Biosciences, Inc.*(b)	4,421	58,180
Concert Pharmaceuticals, Inc.*	2,223	8,936
Constellation Pharmaceuticals, Inc.*	2,306	45,682
ContraFect Corp.*(b)	1,835	7,413
Corbus Pharmaceuticals Holdings, Inc.*	5,768	12,517
Cortexyme, Inc.*(b)	1,181	48,858
Crinetics Pharmaceuticals, Inc.*(b)	2,035	35,714
Cue Biopharma, Inc.*	2,222	31,863
Cullinan Oncology, Inc.*(b)	988	29,373
Cyclerion Therapeutics, Inc.*	1,662	5,385
Cytokinetics, Inc.*	4,984	108,801
CytomX Therapeutics, Inc.*	4,628	33,136
Decibel Therapeutics, Inc.*	532	4,761
Deciphera Pharmaceuticals, Inc.*	2,900	97,846
Denali Therapeutics, Inc.*	4,721	300,208
DermTech, Inc.*(b)	765	31,304
Dicerna Pharmaceuticals, Inc.*	4,952	161,435
Dyadic International, Inc.*(b)	1,447	5,455
Dynavax Technologies Corp.*	7,977	65,411
Dyne Therapeutics, Inc.*	1,215	23,219
Eagle Pharmaceuticals, Inc.*	781	30,943
Editas Medicine, Inc.*(b)	5,018	170,361
Eiger BioPharmaceuticals, Inc.*	2,302	18,094
Emergent BioSolutions, Inc.*	3,392	205,725
Enanta Pharmaceuticals, Inc.*	1,445	70,314
Enochian Biosciences, Inc.*(b)	1,032	4,200
Epizyme, Inc.*	6,701	55,149
Esperion Therapeutics, Inc.*(b)	1,947	38,765
Evelo Biosciences, Inc.*(b)	1,724	23,136
Exicure, Inc.*(b)	4,451	7,433
Fate Therapeutics, Inc.*	5,720	438,152
Fennec Pharmaceuticals, Inc.*	1,632	12,028
FibroGen, Inc.*(b)	6,328	134,470
Flexion Therapeutics, Inc.*	3,283	27,479
Foghorn Therapeutics, Inc.*(b)	540	5,621
Forma Therapeutics Holdings, Inc.*	2,272	63,775
Fortress Biotech, Inc.*	5,019	20,227
Frequency Therapeutics, Inc.*	1,883	16,665
G1 Therapeutics, Inc.*(b)	2,561	55,625
Galectin Therapeutics, Inc.*	2,789	11,072
Galera Therapeutics, Inc.*(b)	651	5,579
Generation Bio Co.*	3,025	103,636
Genprex, Inc.*	2,184	8,168
Geron Corp.*	21,573	29,771
GlycoMimetics, Inc.*	2,784	7,099
Gossamer Bio, Inc.*(b)	4,253	36,023
Gritstone bio, Inc.*(b)	2,261	20,801
Halozyme Therapeutics, Inc.*(b)	9,987	413,562
Harpoon Therapeutics, Inc.*	1,022	21,074
Heron Therapeutics, Inc.*(b)	6,586	87,396
Homology Medicines, Inc.*	2,552	16,945
Hookipa Pharma, Inc.*	1,081	18,042
iBio, Inc.*(b)	16,078	23,313
Ideaya Biosciences, Inc.*(b)	1,331	26,820
IGM Biosciences, Inc.*	563	42,028
Immunic, Inc.*(b)	414	5,593
ImmunityBio, Inc.*(b)	2,367	41,541
ImmunoGen, Inc.*	14,406	89,029
Immunome, Inc.*	157	3,284
Immunovant, Inc.*(b)	2,814	42,660
Inhibrx, Inc.*	610	12,908
Inovio Pharmaceuticals, Inc.*(b)	13,914	105,051
Inozyme Pharma, Inc.*	904	14,789
Insmed, Inc.*	7,604	187,058
Intellia Therapeutics, Inc.*	4,122	308,903
Intercept Pharmaceuticals, Inc.*(b)	1,952	32,462
Invitae Corp.*(b)	9,106	262,071
Ironwood Pharmaceuticals, Inc.*	11,985	138,666
iTeos Therapeutics, Inc.*	1,478	30,358
IVERIC bio, Inc.*(b)	6,035	42,667
Jounce Therapeutics, Inc.*	1,295	10,166
Kadmon Holdings, Inc.*	12,958	49,759
KalVista Pharmaceuticals, Inc.*	1,433	38,691
Karuna Therapeutics, Inc.*	1,183	132,283
Karyopharm Therapeutics, Inc.*	5,327	49,435
Keros Therapeutics, Inc.*	993	54,178
Kezar Life Sciences, Inc.*(b)	2,349	13,436
Kindred Biosciences, Inc.*	2,797	13,510
Kiniksa Pharmaceuticals Ltd., Class A*	2,006	27,342
Kinnate Biopharma, Inc.*(b)	1,017	23,879
Kodiak Sciences, Inc.*	2,474	206,876
Kronos Bio, Inc.*(b)	1,120	27,339
Krystal Biotech, Inc.*	1,136	74,113
Kura Oncology, Inc.*	4,704	104,664
Kymera Therapeutics, Inc.*	753	36,212
La Jolla Pharmaceutical Co.*	1,355	5,827
Lexicon Pharmaceuticals, Inc.*	3,734	16,392
Ligand Pharmaceuticals, Inc.*	1,086	127,822
LogicBio Therapeutics, Inc.*(b)	1,230	5,375
MacroGenics, Inc.*	4,119	132,591
Madrigal Pharmaceuticals, Inc.*	654	73,444
Magenta Therapeutics, Inc.*	1,556	19,217
MannKind Corp.*(b)	17,015	75,206
Marker Therapeutics, Inc.*	2,284	6,646
MediciNova, Inc.*(b)	3,224	13,605
MEI Pharma, Inc.*(b)	8,242	23,737
MeiraGTx Holdings plc*	1,793	24,725
Mersana Therapeutics, Inc.*	3,997	57,237
Metacrine, Inc.*	492	2,027

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Minerva Neurosciences, Inc.*	2,659	7,844
Mirati Therapeutics, Inc.*	3,210	507,662
Mirum Pharmaceuticals, Inc.*(b)	447	7,393
Molecular Templates, Inc.*(b)	1,989	17,782
Morphic Holding, Inc.*	1,048	51,729
Mustang Bio, Inc.*	3,783	12,673
Myriad Genetics, Inc.*	5,351	153,306
Natera, Inc.*	5,683	534,998
Neoleukin Therapeutics, Inc.*	2,422	24,293
NeuBase Therapeutics, Inc.*	1,260	6,514
NeuroBo Pharmaceuticals, Inc.*	502	1,416
NexImmune, Inc.*	482	8,956
NextCure, Inc.*	2,270	17,819
Nkarta, Inc.*	1,529	37,231
Novavax, Inc.*(b)	4,632	683,776
Nurix Therapeutics, Inc.*	1,795	50,080
Nymox Pharmaceutical Corp.*	3,172	4,821
Olema Pharmaceuticals, Inc.*(b)	911	25,472
Oncocyte Corp.*	5,355	23,669
Oncorus, Inc.*	560	9,632
OPKO Health, Inc.*(b)	29,877	114,130
Organogenesis Holdings, Inc.*	1,835	32,718
Orgenesis, Inc.*(b)	1,413	6,825
ORIC Pharmaceuticals, Inc.*	1,703	38,914
Ovid therapeutics, Inc.*	3,570	14,816
Oyster Point Pharma, Inc.*(b)	449	8,046
Passage Bio, Inc.*	2,155	28,554
PhaseBio Pharmaceuticals, Inc.*(b)	1,137	3,843
Pieris Pharmaceuticals, Inc.*	3,982	13,698
PMV Pharmaceuticals, Inc.*	1,027	35,329
Poseida Therapeutics, Inc.*(b)	2,484	20,990
Praxis Precision Medicines, Inc.*(b)	828	16,221
Precigen, Inc.*(b)	5,255	34,683
Precision BioSciences, Inc.*	3,493	36,781
Prelude Therapeutics, Inc.*(b)	747	25,966
Protagonist Therapeutics, Inc.*	2,645	92,866
Protara Therapeutics, Inc.*	290	2,749
Prothena Corp. plc*	2,307	67,295
PTC Therapeutics, Inc.*	4,640	182,213
Puma Biotechnology, Inc.*	2,315	24,423
Radius Health, Inc.*	3,415	65,875
RAPT Therapeutics, Inc.*(b)	829	16,000
REGENXBIO, Inc.*	2,898	102,212
Relay Therapeutics, Inc.*	3,439	110,461
Replimune Group, Inc.*	1,805	70,341
REVOLUTION Medicines, Inc.*	3,207	95,921
Rhythm Pharmaceuticals, Inc.*	2,864	56,163
Rigel Pharmaceuticals, Inc.*(b)	12,761	47,471
Rocket Pharmaceuticals, Inc.*(b)	2,810	119,425
Rubius Therapeutics, Inc.*	2,694	65,814
Sangamo Therapeutics, Inc.*(b)	8,648	93,225
Savara, Inc.*(b)	3,612	6,502
Scholar Rock Holding Corp.*	1,921	51,617
Scopus Biopharma, Inc.*	413	2,924
Selecta Biosciences, Inc.*	5,096	22,117
Sensei Biotherapeutics, Inc.*	569	7,073
Seres Therapeutics, Inc.*	4,150	87,607
Shattuck Labs, Inc.*	989	26,841
Sigilon Therapeutics, Inc.*	577	6,734
Silverback Therapeutics, Inc.*(b)	949	26,126
Soleno Therapeutics, Inc.*(b)	4,471	4,605
Solid Biosciences, Inc.*	2,111	8,022
Sorrento Therapeutics, Inc.*(b)	18,796	141,346
Spectrum Pharmaceuticals, Inc.*	10,835	37,381
Spero Therapeutics, Inc.*	1,531	22,200
SpringWorks Therapeutics, Inc.*	1,805	147,180
Spruce Biosciences, Inc.*(b)	523	7,390
SQZ Biotechnologies Co.*(b)	388	5,265
Stoke Therapeutics, Inc.*(b)	1,018	40,374
Sutro Biopharma, Inc.*	2,439	45,390
Syndax Pharmaceuticals, Inc.*	2,337	42,931
Syros Pharmaceuticals, Inc.*	3,544	22,859
Taysha Gene Therapies, Inc.*(b)	652	14,670
TCR2 Therapeutics, Inc.*	2,175	41,651
TG Therapeutics, Inc.*(b)	9,136	318,572
Translate Bio, Inc.*(b)	5,117	92,157
Travere Therapeutics, Inc.*	4,157	63,062
Turning Point Therapeutics, Inc.*	2,804	185,569
Twist Bioscience Corp.*	3,530	378,804
Tyme Technologies, Inc.*(b)	5,214	8,030
Ultragenyx Pharmaceutical, Inc.*	4,772	485,360
UNITY Biotechnology, Inc.*(b)	2,661	11,921
UroGen Pharma Ltd.*(b)	1,454	25,619
Vanda Pharmaceuticals, Inc.*	4,035	71,379
Vaxart, Inc.*(b)	3,939	26,076
Vaxcyte, Inc.*(b)	2,177	45,869
VBI Vaccines, Inc.*(b)	13,531	43,705
Veracyte, Inc.*	4,983	194,586
Verastem, Inc.*(b)	12,812	49,582
Vericel Corp.*	3,417	193,061
Viking Therapeutics, Inc.*(b)	4,923	25,797
Vir Biotechnology, Inc.*(b)	4,021	168,520
Vor BioPharma, Inc.*(b)	858	18,104
Voyager Therapeutics, Inc.*	1,944	8,281
vTv Therapeutics, Inc., Class A*	884	2,175
X4 Pharmaceuticals, Inc.*	1,209	11,485
XBiotech, Inc.*(b)	1,086	18,734
Xencor, Inc.*	4,171	160,417
XOMA Corp.*(b)	453	13,350
Y-mAbs Therapeutics, Inc.*	2,292	82,122
Zentalis Pharmaceuticals, Inc.*	2,156	120,413
ZIOPHARM Oncology, Inc.*(b)	16,010	48,670
		18,978,832
Building Products - 0.9%
AAON, Inc.	3,086	204,448
Advanced Drainage Systems, Inc.(b)	4,231	479,880
Alpha Pro Tech Ltd.*(b)	914	7,531
American Woodmark Corp.*	1,271	110,475
Apogee Enterprises, Inc.	1,930	73,359
Builders FirstSource, Inc.*	15,322	682,442
Caesarstone Ltd.	1,678	27,687
Cornerstone Building Brands, Inc.*	3,286	55,731
CSW Industrials, Inc.	1,026	124,987
Gibraltar Industries, Inc.*	2,449	194,573
Griffon Corp.	3,450	90,701
Insteel Industries, Inc.	1,396	48,804
JELD-WEN Holding, Inc.*	5,029	140,862
Masonite International Corp.*	1,832	219,016
PGT Innovations, Inc.*	4,289	103,622
Quanex Building Products Corp.	2,494	66,415
Resideo Technologies, Inc.*	10,810	323,219
Simpson Manufacturing Co., Inc.	3,277	368,073
UFP Industries, Inc.	4,491	357,124
		3,678,949

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Capital Markets - 0.8%
Artisan Partners Asset Management, Inc., Class A	4,246	216,886
AssetMark Financial Holdings, Inc.*	1,227	31,976
Associated Capital Group, Inc., Class A	147	5,387
B Riley Financial, Inc.	1,504	110,754
BGC Partners, Inc., Class A	23,270	137,293
Blucora, Inc.*	3,618	62,736
Brightsphere Investment Group, Inc.	4,608	102,620
Cohen & Steers, Inc.	1,837	134,340
Cowen, Inc., Class A	1,920	75,514
Diamond Hill Investment Group, Inc.	223	39,116
Donnelley Financial Solutions, Inc.*	2,234	66,595
Federated Hermes, Inc., Class B	7,138	226,988
Focus Financial Partners, Inc., Class A*	2,891	146,545
GAMCO Investors, Inc., Class A	410	10,500
Greenhill & Co., Inc.	1,075	18,716
Hamilton Lane, Inc., Class A	2,410	217,792
Houlihan Lokey, Inc.	3,890	291,322
Moelis & Co., Class A	3,973	213,310
Oppenheimer Holdings, Inc., Class A	695	34,729
Piper Sandler Cos.	1,308	166,718
PJT Partners, Inc., Class A(b)	1,755	127,799
Pzena Investment Management, Inc., Class A	1,271	14,744
Safeguard Scientifics, Inc.*	1,481	10,352
Sculptor Capital Management, Inc., Class A	1,389	36,295
Siebert Financial Corp.*	869	3,598
Silvercrest Asset Management Group, Inc., Class A	716	11,399
StepStone Group, Inc., Class A	1,459	46,250
Stifel Financial Corp.	7,513	520,501
StoneX Group, Inc.*	1,251	84,693
Value Line, Inc.	76	2,348
Virtus Investment Partners, Inc.	548	154,114
Westwood Holdings Group, Inc.	577	11,384
WisdomTree Investments, Inc.	10,451	70,022
		3,403,336
Chemicals - 1.0%
Advanced Emissions Solutions, Inc.*	1,188	9,433
AdvanSix, Inc.*	2,056	65,093
AgroFresh Solutions, Inc.*	4,229	9,346
American Vanguard Corp.	2,169	39,888
Amyris, Inc.*(b)	8,012	114,011
Avient Corp.	6,861	356,635
Balchem Corp.	2,418	316,758
Chase Corp.	560	59,360
Ferro Corp.*	6,150	132,840
FutureFuel Corp.	1,942	19,944
GCP Applied Technologies, Inc.*	3,670	89,475
Hawkins, Inc.	1,450	49,329
HB Fuller Co.	3,905	269,914
Ingevity Corp.*	3,125	257,219
Innospec, Inc.	1,835	185,537
Intrepid Potash, Inc.*	721	20,635
Koppers Holdings, Inc.*	1,549	53,704
Kraton Corp.*	2,346	79,647
Kronos Worldwide, Inc.	1,676	27,218
Livent Corp.*(b)	11,018	214,961
Marrone Bio Innovations, Inc.*	5,204	7,285
Minerals Technologies, Inc.	2,560	222,720
Orion Engineered Carbons SA*	4,524	91,566
PQ Group Holdings, Inc.	2,884	47,124
Quaker Chemical Corp.	998	242,065
Rayonier Advanced Materials, Inc.*	4,651	35,906
Sensient Technologies Corp.	3,188	276,559
Stepan Co.	1,618	217,880
Trecora Resources*	1,812	14,840
Tredegar Corp.	1,959	29,855
Trinseo SA	2,875	186,702
Tronox Holdings plc, Class A	8,167	191,761
		3,935,210
Commercial Services & Supplies - 1.0%
ABM Industries, Inc.	5,035	251,196
ACCO Brands Corp.	6,936	63,187
Brady Corp., Class A	3,536	202,365
BrightView Holdings, Inc.*	3,072	53,299
Brink's Co. (The)	3,695	278,640
Casella Waste Systems, Inc., Class A*	3,662	246,929
CECO Environmental Corp.*	2,323	17,724
Cimpress plc*	1,333	132,380
CompX International, Inc.	130	2,883
CoreCivic, Inc., REIT*	8,988	70,376
Covanta Holding Corp.	8,909	131,942
Deluxe Corp.	3,132	142,694
Ennis, Inc.	1,919	40,222
Harsco Corp.*	5,873	131,673
Healthcare Services Group, Inc.	5,611	168,274
Heritage-Crystal Clean, Inc.*	1,173	36,128
Herman Miller, Inc.	4,430	211,754
HNI Corp.	3,209	146,395
Interface, Inc.	4,382	71,602
KAR Auction Services, Inc.*(b)	9,701	174,036
Kimball International, Inc., Class B	2,710	36,097
Knoll, Inc.	3,763	97,838
Matthews International Corp., Class A	2,320	90,642
Montrose Environmental Group, Inc.*(b)	1,607	80,575
NL Industries, Inc.	633	4,583
Pitney Bowes, Inc.	13,018	109,091
Quad/Graphics, Inc.*	2,497	8,265
SP Plus Corp.*	1,724	56,358
Steelcase, Inc., Class A	6,476	93,708
Team, Inc.*	2,256	19,176
Tetra Tech, Inc.	4,053	484,212
UniFirst Corp.	1,137	252,050
US Ecology, Inc.*	2,372	94,002
Viad Corp.*	1,518	67,005
Vidler Water Resouces, Inc.*(b)	1,251	13,136
VSE Corp.	754	35,868
		4,116,305
Communications Equipment - 0.4%
ADTRAN, Inc.	3,594	71,197
Applied Optoelectronics, Inc.*	1,629	13,407
CalAmp Corp.*	2,567	35,604
Calix, Inc.*	3,955	175,246

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Cambium Networks Corp.*	609	35,145
Casa Systems, Inc.*	2,382	20,676
Clearfield, Inc.*	839	31,731
Comtech Telecommunications Corp.	1,842	46,584
Digi International, Inc.*	2,204	41,788
DZS, Inc.*	1,092	18,073
Extreme Networks, Inc.*	9,086	103,944
Genasys, Inc.*	2,499	13,620
Harmonic, Inc.*	7,213	50,275
Infinera Corp.*(b)	12,323	118,301
Inseego Corp.*(b)	5,264	45,270
KVH Industries, Inc.*	1,241	17,734
NETGEAR, Inc.*	2,251	87,519
NetScout Systems, Inc.*	5,301	155,849
PCTEL, Inc.*(b)	1,337	8,811
Plantronics, Inc.*	2,601	85,313
Resonant, Inc.*	3,825	12,469
Ribbon Communications, Inc.*	5,117	38,070
Viavi Solutions, Inc.*	17,167	300,937
		1,527,563
Construction & Engineering - 0.8%
Ameresco, Inc., Class A*	1,850	99,456
API Group Corp.*(c)	10,519	222,477
Arcosa, Inc.	3,649	231,711
Argan, Inc.	1,100	54,010
Comfort Systems USA, Inc.	2,701	223,913
Concrete Pumping Holdings, Inc.*	1,952	15,655
Construction Partners, Inc., Class A*	2,113	68,060
Dycom Industries, Inc.*	2,307	172,840
EMCOR Group, Inc.	4,087	515,411
Fluor Corp.*(b)	10,584	195,804
Granite Construction, Inc.(b)	3,519	142,027
Great Lakes Dredge & Dock Corp.*	4,772	69,719
HC2 Holdings, Inc.*	3,718	14,872
IES Holdings, Inc.*	596	31,624
MasTec, Inc.*	4,257	495,217
Matrix Service Co.*	1,969	21,462
MYR Group, Inc.*	1,216	105,841
Northwest Pipe Co.*	721	22,827
NV5 Global, Inc.*	820	74,891
Primoris Services Corp.	3,605	114,603
Sterling Construction Co., Inc.*	2,075	46,687
Tutor Perini Corp.*	3,060	47,369
WillScot Mobile Mini Holdings Corp.*(b)	13,016	377,464
		3,363,940
Construction Materials - 0.1%
Forterra, Inc.*	2,184	51,062
Summit Materials, Inc., Class A*	8,610	299,800
United States Lime & Minerals, Inc.	146	20,316
US Concrete, Inc.*	1,203	68,559
		439,737
Consumer Finance - 0.4%
Atlanticus Holdings Corp.*(b)	373	14,775
Curo Group Holdings Corp.(b)	1,373	22,668
Encore Capital Group, Inc.*(b)	2,346	108,596
Enova International, Inc.*	2,597	98,348
EZCORP, Inc., Class A*	3,630	26,680
FirstCash, Inc.	3,057	243,704
Green Dot Corp., Class A*	3,864	156,840
LendingClub Corp.*	5,304	81,045
Navient Corp.	13,819	252,473
Nelnet, Inc., Class A	1,292	97,572
Oportun Financial Corp.*	1,484	28,315
PRA Group, Inc.*	3,392	132,051
PROG Holdings, Inc.	5,067	267,132
Regional Management Corp.	618	28,885
World Acceptance Corp.*	332	53,323
		1,612,407
Containers & Packaging - 0.1%
Greif, Inc., Class A	1,925	118,792
Greif, Inc., Class B	446	26,662
Myers Industries, Inc.	2,696	59,393
O-I Glass, Inc.*	11,776	217,031
Pactiv Evergreen, Inc.(b)	2,969	44,060
Ranpak Holdings Corp.*	2,176	48,046
UFP Technologies, Inc.*	523	28,472
		542,456
Distributors - 0.1%
Core-Mark Holding Co., Inc.	3,361	154,136
Funko, Inc., Class A*	1,833	48,116
Greenlane Holdings, Inc., Class A*(b)	768	2,980
Weyco Group, Inc.	449	9,240
		214,472
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc.*	3,789	137,844
American Public Education, Inc.*	1,086	30,408
Aspen Group, Inc.*	1,669	9,713
Carriage Services, Inc.	1,239	47,528
Houghton Mifflin Harcourt Co.*(b)	7,932	78,844
Laureate Education, Inc., Class A*	8,085	118,122
OneSpaWorld Holdings Ltd.*	3,396	38,069
Perdoceo Education Corp.*	5,198	63,364
Regis Corp.*(b)	1,765	16,132
Strategic Education, Inc.	1,810	128,220
Stride, Inc.*(b)	3,043	81,796
Universal Technical Institute, Inc.*	2,413	14,599
Vivint Smart Home, Inc.*(b)	6,001	83,474
WW International, Inc.*	3,544	139,279
		987,392
Diversified Financial Services - 0.1%
Alerus Financial Corp.	1,107	36,476
A-Mark Precious Metals, Inc.(b)	371	19,782
Banco Latinoamericano de Comercio Exterior SA, Class E	2,327	35,533
Cannae Holdings, Inc.*	6,472	232,021
GWG Holdings, Inc.*	245	1,678
Marlin Business Services Corp.	631	14,210
SWK Holdings Corp.*	262	4,216
		343,916
Diversified Telecommunication Services - 0.4%
Alaska Communications Systems Group, Inc.*	3,938	13,074
Anterix, Inc.*	834	41,250
ATN International, Inc.	841	39,754
Bandwidth, Inc., Class A*	1,444	170,811
Cincinnati Bell, Inc.*	3,767	58,012
Cogent Communications Holdings, Inc.	3,195	241,542
Consolidated Communications Holdings, Inc.*	5,467	51,171
IDT Corp., Class B*	1,488	42,944

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Iridium Communications, Inc.*	8,973	342,858
Liberty Latin America Ltd., Class A*	3,469	49,503
Liberty Latin America Ltd., Class C*	11,653	167,570
Ooma, Inc.*	1,600	31,056
ORBCOMM, Inc.*	5,559	62,205
Vonage Holdings Corp.*	17,611	242,679
		1,554,429
Electric Utilities - 0.3%
ALLETE, Inc.	3,914	269,635
Genie Energy Ltd., Class B	989	6,033
MGE Energy, Inc.	2,742	205,705
Otter Tail Corp.	3,047	146,165
PNM Resources, Inc.	6,433	315,989
Portland General Electric Co.	6,759	324,026
Spark Energy, Inc., Class A(b)	902	9,372
		1,276,925
Electrical Equipment - 0.8%
Allied Motion Technologies, Inc.	830	29,382
American Superconductor Corp.*	2,024	30,299
Atkore, Inc.*	3,521	271,821
AZZ, Inc.	1,900	101,631
Bloom Energy Corp., Class A*(b)	6,663	161,045
Encore Wire Corp.	1,530	125,766
EnerSys	3,198	301,380
FuelCell Energy, Inc.*(b)	23,677	232,508
LSI Industries, Inc.	1,919	17,847
Orion Energy Systems, Inc.*	2,032	13,025
Plug Power, Inc.*(b)	30,959	950,441
Powell Industries, Inc.	674	23,159
Preformed Line Products Co.	220	16,372
Sunrun, Inc.*(b)	11,930	533,510
Thermon Group Holdings, Inc.*	2,464	42,948
TPI Composites, Inc.*	2,308	111,476
Ultralife Corp.*	679	6,199
Vicor Corp.*	1,446	130,256
		3,099,065
Electronic Equipment, Instruments & Components - 1.1%
908 Devices, Inc.*(b)	540	22,750
Akoustis Technologies, Inc.*(b)	2,713	25,990
Arlo Technologies, Inc.*	5,945	39,891
Badger Meter, Inc.	2,189	209,203
Bel Fuse, Inc., Class B	754	12,426
Belden, Inc.	3,321	168,043
Benchmark Electronics, Inc.	2,742	84,865
CTS Corp.	2,389	91,379
Daktronics, Inc.*	2,749	18,583
ePlus, Inc.*	996	94,192
Fabrinet*	2,758	247,365
FARO Technologies, Inc.*	1,331	100,690
II-VI, Inc.*(b)	7,705	519,086
Insight Enterprises, Inc.*	2,604	272,066
Intellicheck, Inc.*(b)	1,349	10,117
Iteris, Inc.*	3,101	22,854
Itron, Inc.*	3,304	315,036
Kimball Electronics, Inc.*	1,801	40,306
Knowles Corp.*	6,657	136,735
Luna Innovations, Inc.*	2,193	22,259
Methode Electronics, Inc.	2,757	133,384
Napco Security Technologies, Inc.*(b)	1,057	34,395
nLight, Inc.*	2,651	77,727
Novanta, Inc.*	2,568	356,875
OSI Systems, Inc.*	1,271	122,474
PAR Technology Corp.*(b)	1,433	95,954
PC Connection, Inc.	828	40,398
Plexus Corp.*	2,132	210,663
Powerfleet, Inc.*	2,441	16,452
Research Frontiers, Inc.*(b)	1,992	4,741
Rogers Corp.*	1,406	263,414
Sanmina Corp.*	4,813	202,675
ScanSource, Inc.*	1,903	58,099
TTM Technologies, Inc.*	7,512	113,807
Vishay Intertechnology, Inc.	9,984	240,315
Vishay Precision Group, Inc.*	933	30,416
Wrap Technologies, Inc.*	859	7,697
		4,463,322
Energy Equipment & Services - 0.4%
Archrock, Inc.	9,744	89,645
Aspen Aerogels, Inc.*	1,555	31,535
Bristow Group, Inc.*	481	13,122
Cactus, Inc., Class A	3,575	125,268
ChampionX Corp.*	13,959	369,914
DMC Global, Inc.*	1,098	58,161
Dril-Quip, Inc.*	2,626	88,050
Exterran Corp.*	1,956	9,232
Frank's International NV*	11,635	39,094
Helix Energy Solutions Group, Inc.*	10,715	56,039
Liberty Oilfield Services, Inc., Class A*	6,224	93,111
Nabors Industries Ltd.*	525	49,151
National Energy Services Reunited Corp.*(b)	1,555	19,951
Newpark Resources, Inc.*	6,742	22,518
NexTier Oilfield Solutions, Inc.*	12,150	51,638
Oceaneering International, Inc.*	7,455	106,383
Oil States International, Inc.*	4,525	29,096
Patterson-UTI Energy, Inc.	13,758	115,154
ProPetro Holding Corp.*	6,020	59,839
RPC, Inc.*(b)	4,318	21,201
Select Energy Services, Inc., Class A*	4,427	25,145
Solaris Oilfield Infrastructure, Inc., Class A	2,163	21,608
Tidewater, Inc.*(b)	3,038	41,803
Transocean Ltd.*	43,922	166,025
US Silica Holdings, Inc.*	5,539	56,830
		1,759,513
Entertainment - 0.3%
AMC Entertainment Holdings, Inc., Class A*(b)	28,473	743,715
Cinemark Holdings, Inc.*	8,029	181,937
Eros STX Global Corp.*(b)	12,184	14,621
Gaia, Inc.*	909	10,554
IMAX Corp.*	3,717	80,324
Liberty Media Corp.-Liberty Braves, Class A*(b)	756	21,108
Liberty Media Corp.-Liberty Braves, Class C*	2,727	74,583
LiveXLive Media, Inc.*(b)	3,744	18,495
Marcus Corp. (The)*(b)	1,683	35,528
		1,180,865

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 2.8%
Acadia Realty Trust	6,371	138,251
Agree Realty Corp.	4,681	328,981
Alexander & Baldwin, Inc.	5,416	104,041
Alexander's, Inc.	164	44,470
Alpine Income Property Trust, Inc.	503	9,170
American Assets Trust, Inc.	3,781	138,196
American Finance Trust, Inc.	8,204	74,656
Armada Hoffler Properties, Inc.	4,324	57,379
Bluerock Residential Growth REIT, Inc.	1,666	16,177
Broadstone Net Lease, Inc.	2,669	58,291
BRT Apartments Corp.	794	14,236
CareTrust REIT, Inc.	7,173	166,987
CatchMark Timber Trust, Inc., Class A	3,662	43,761
Centerspace REIT	980	69,766
Chatham Lodging Trust*	3,480	45,832
CIM Commercial Trust Corp.	845	10,123
City Office REIT, Inc.	3,214	37,154
Clipper Realty, Inc.(b)	1,116	9,040
Colony Capital, Inc.*(b)	36,077	247,849
Columbia Property Trust, Inc.	8,598	150,379
Community Healthcare Trust, Inc.	1,674	79,147
CorEnergy Infrastructure Trust, Inc.	1,025	6,240
CorePoint Lodging, Inc.*	2,946	30,904
CTO Realty Growth, Inc.	458	24,192
DiamondRock Hospitality Co.*	15,006	145,258
Diversified Healthcare Trust	17,814	64,665
Easterly Government Properties, Inc.	6,127	127,013
EastGroup Properties, Inc.	2,942	465,071
Essential Properties Realty Trust, Inc.	7,814	200,038
Farmland Partners, Inc.	1,924	23,915
Four Corners Property Trust, Inc.	5,521	153,263
Franklin Street Properties Corp.	7,804	40,113
GEO Group, Inc. (The)(b)	8,850	45,931
Getty Realty Corp.	2,622	81,623
Gladstone Commercial Corp.	2,524	54,695
Gladstone Land Corp.	1,608	37,193
Global Medical REIT, Inc.	3,302	47,549
Global Net Lease, Inc.	6,780	132,481
Healthcare Realty Trust, Inc.	10,518	319,116
Hersha Hospitality Trust*	2,553	27,445
Independence Realty Trust, Inc.	7,654	130,730
Indus Realty Trust, Inc.(b)	256	16,860
Industrial Logistics Properties Trust	4,876	122,193
Innovative Industrial Properties, Inc.	1,759	317,025
iStar, Inc.(b)	5,394	90,673
Kite Realty Group Trust	6,234	132,161
Lexington Realty Trust	20,553	254,446
LTC Properties, Inc.	2,922	114,484
Macerich Co. (The)	11,259	179,131
Mack-Cali Realty Corp.	6,516	111,228
Monmouth Real Estate Investment Corp.	7,129	134,310
National Health Investors, Inc.	3,273	215,723
National Storage Affiliates Trust	4,707	216,993
NETSTREIT Corp.	1,670	37,274
New Senior Investment Group, Inc.	6,156	40,814
NexPoint Residential Trust, Inc.	1,668	86,469
Office Properties Income Trust	3,595	105,082
One Liberty Properties, Inc.(b)	1,210	30,915
Pebblebrook Hotel Trust	9,782	218,628
Physicians Realty Trust	15,679	284,260
Piedmont Office Realty Trust, Inc., Class A	9,323	172,382
Plymouth Industrial REIT, Inc.	1,841	35,237
PotlatchDeltic Corp.	4,923	296,365
Preferred Apartment Communities, Inc., Class A	3,575	35,071
PS Business Parks, Inc.	1,514	234,609
QTS Realty Trust, Inc., Class A(b)	4,815	305,175
Retail Opportunity Investments Corp.	8,691	155,221
Retail Properties of America, Inc., Class A	16,112	194,150
Retail Value, Inc.	1,231	21,616
RLJ Lodging Trust	12,333	189,558
RPT Realty	6,062	77,290
Ryman Hospitality Properties, Inc.*	3,787	283,684
Sabra Health Care REIT, Inc.	15,434	269,632
Safehold, Inc.(b)	1,353	94,845
Saul Centers, Inc.	898	39,916
Seritage Growth Properties, Class A*(b)	2,553	43,095
Service Properties Trust	12,317	154,701
SITE Centers Corp.	11,510	172,305
STAG Industrial, Inc.(b)	11,993	428,270
Summit Hotel Properties, Inc.*	7,769	74,660
Sunstone Hotel Investors, Inc.*	16,150	202,844
Tanger Factory Outlet Centers, Inc.(b)	6,803	119,257
Terreno Realty Corp.	5,078	323,062
UMH Properties, Inc.	2,785	59,070
Uniti Group, Inc.	14,515	157,633
Universal Health Realty Income Trust	966	66,847
Urban Edge Properties	8,716	168,655
Urstadt Biddle Properties, Inc., Class A	2,228	40,728
Washington REIT	6,355	150,296
Whitestone REIT	2,995	24,799
Xenia Hotels & Resorts, Inc.*	8,517	165,315
		11,466,278
Food & Staples Retailing - 0.4%
Andersons, Inc. (The)	2,345	72,883
BJ's Wholesale Club Holdings, Inc.*	10,289	460,844
Chefs' Warehouse, Inc. (The)*	2,269	69,794
HF Foods Group, Inc.*(b)	2,671	16,320
Ingles Markets, Inc., Class A	1,070	66,276
Natural Grocers by Vitamin Cottage, Inc.	683	8,189
Performance Food Group Co.*	9,844	493,480
PriceSmart, Inc.	1,714	151,346
Rite Aid Corp.*	4,118	75,236
SpartanNash Co.	2,672	56,032
United Natural Foods, Inc.*	4,207	159,698
Village Super Market, Inc., Class A(b)	640	15,430
Weis Markets, Inc.	717	36,481
		1,682,009
Food Products - 0.8%
Alico, Inc.	394	12,608
B&G Foods, Inc.(b)	4,791	146,605
Bridgford Foods Corp.*	135	2,385
Calavo Growers, Inc.	1,239	88,217

See accompanying notes to the financial statements.

UltraPro Russell2000 Schedule of Portfolio Investments May 31, 2021

Investments	Shares	Value ($)
Cal-Maine Foods, Inc.	2,784	97,189
Darling Ingredients, Inc.*	12,090	827,681
Farmer Bros Co.*	1,239	14,918
Fresh Del Monte Produce, Inc.	2,337	78,219
Freshpet, Inc.*	3,061	541,246
Hostess Brands, Inc.*(b)	9,416	147,643
J & J Snack Foods Corp.	1,127	197,879
John B Sanfilippo & Son, Inc.	649	60,558
Laird Superfood, Inc.*(b)	233	7,614
Lancaster Colony Corp.	1,422	265,445
Landec Corp.*	1,949	23,329
Limoneira Co.	1,137	21,364
Mission Produce, Inc.*	561	11,394
Sanderson Farms, Inc.	1,517	246,892
Seneca Foods Corp., Class A*	487	22,519
Simply Good Foods Co. (The)*	6,398	220,923
Tootsie Roll Industries, Inc.(b)	1,226	38,362
Vital Farms, Inc.*	1,796	38,237
		3,111,227
Gas Utilities - 0.4%
Brookfield Infrastructure Corp., Class A(b)	2,383	170,575
Chesapeake Utilities Corp.	1,287	147,439
New Jersey Resources Corp.	7,166	306,132
Northwest Natural Holding Co.	2,287	120,937
ONE Gas, Inc.	3,942	292,969
RGC Resources, Inc.	569	13,019
South Jersey Industries, Inc.	7,573	201,896
Southwest Gas Holdings, Inc.	4,280	282,523
Spire, Inc.	3,775	270,516
		1,806,006
Health Care Equipment & Supplies - 1.7%
Accelerate Diagnostics, Inc.*(b)	2,468	18,732
Accuray, Inc.*	6,893	29,364
Acutus Medical, Inc.*(b)	1,081	17,588
Alphatec Holdings, Inc.*	4,136	59,972
AngioDynamics, Inc.*	2,753	63,649
Apyx Medical Corp.*	2,509	24,563
Aspira Women's Health, Inc.*(b)	6,394	35,742
AtriCure, Inc.*	3,286	245,563
Atrion Corp.	97	60,237
Avanos Medical, Inc.*	3,573	143,277
Axogen, Inc.*	2,790	56,637
Axonics, Inc.*	2,268	130,841
Bellerophon Therapeutics, Inc.*	330	1,366
Beyond Air, Inc.*(b)	1,246	6,168
BioLife Solutions, Inc.*	1,060	35,309
BioSig Technologies, Inc.*(b)	1,874	6,784
Bioventus, Inc., Class A*	575	10,223
Cantel Medical Corp.*	2,852	231,953
Cardiovascular Systems, Inc.*	2,951	115,650
Cerus Corp.*	12,334	71,414
Chembio Diagnostics, Inc.*(b)	1,485	4,737
Co-Diagnostics, Inc.*(b)	1,996	16,108
CONMED Corp.	2,038	280,612
CryoLife, Inc.*	2,850	82,108
CryoPort, Inc.*	3,000	167,760
Cutera, Inc.*	1,297	49,779
CytoSorbents Corp.*(b)	3,087	24,974
Eargo, Inc.*	611	20,786
Electromed, Inc.*(b)	530	5,226
ESC Co.*(d)	7,530	—
FONAR Corp.*	477	8,634
Glaukos Corp.*	3,208	236,045
Heska Corp.*	523	103,632
Inari Medical, Inc.*	1,252	108,861
Inogen, Inc.*	1,381	85,360
Integer Holdings Corp.*	2,460	222,556
Intersect ENT, Inc.*	2,441	43,084
IntriCon Corp.*	638	14,247
Invacare Corp.*	2,540	20,320
iRadimed Corp.*	445	12,375
iRhythm Technologies, Inc.*	2,174	164,050
Lantheus Holdings, Inc.*	4,986	120,911
LeMaitre Vascular, Inc.	1,251	64,064
LENSAR, Inc.*	560	4,631
LivaNova plc*	3,676	307,093
Lucira Health, Inc.*(b)	788	3,893
Meridian Bioscience, Inc.*	3,181	66,038
Merit Medical Systems, Inc.*	4,071	245,644
Mesa Laboratories, Inc.	358	88,089
Milestone Scientific, Inc.*(b)	3,453	7,182
Misonix, Inc.*	909	17,444
Natus Medical, Inc.*	2,524	67,643
Nemaura Medical, Inc.*(b)	561	7,635
Neogen Corp.*	3,962	365,732
Nevro Corp.*	2,554	384,888
NuVasive, Inc.*	3,863	263,457
OraSure Technologies, Inc.*	5,343	51,346
Ortho Clinical Diagnostics Holdings plc*	6,627	136,185
Orthofix Medical, Inc.*	1,406	57,224
OrthoPediatrics Corp.*(b)	988	55,812
Outset Medical, Inc.*	753	36,347
PAVmed, Inc.*	4,689	24,852
Pulmonx Corp.*	870	37,340
Pulse Biosciences, Inc.*(b)	1,066	19,231
Quotient Ltd.*	5,440	22,630
Repro-Med Systems, Inc.*(b)	2,027	8,655
Retractable Technologies, Inc.*(b)	1,025	9,317
Rockwell Medical, Inc.*(b)	5,233	4,553
SeaSpine Holdings Corp.*	1,991	40,577
Shockwave Medical, Inc.*	2,136	384,266
SI-BONE, Inc.*	2,174	65,590
Sientra, Inc.*	3,894	27,102
Silk Road Medical, Inc.*	2,051	99,638
Soliton, Inc.*(b)	522	11,630
STAAR Surgical Co.*	3,438	502,051
Stereotaxis, Inc.*	3,326	26,675
Surgalign Holdings, Inc.*	7,455	14,612
Surmodics, Inc.*	1,006	53,368
Tactile Systems Technology, Inc.*	1,374	73,880
Talis Biomedical Corp.*	990	9,643
Tela Bio, Inc.*	522	7,172
TransMedics Group, Inc.*	1,884	48,306
Utah Medical Products, Inc.	252	21,599
Vapotherm, Inc.*	1,477	29,215
Varex Imaging Corp.*	2,863	71,833
Venus Concept, Inc.*(b)	1,907	3,890
ViewRay, Inc.*	9,074	53,355
VolitionRX Ltd.*	2,222	7,755
Zynex, Inc.*(b)	1,407	21,415
		7,087,694
Health Care Providers & Services - 1.5%
1Life Healthcare, Inc.*	5,906	218,522
Accolade, Inc.*(b)	2,406	121,479
AdaptHealth Corp.*	5,640	147,712
Addus HomeCare Corp.*	1,113	107,037

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
AMN Healthcare Services, Inc.*	3,505	310,894
Apollo Medical Holdings, Inc.*	1,519	52,983
Apria, Inc.*	567	17,265
Avalon GloboCare Corp.*	1,511	1,723
Biodesix, Inc.*	223	3,222
Brookdale Senior Living, Inc.*	13,797	92,992
Castle Biosciences, Inc.*	1,099	65,863
Community Health Systems, Inc.*	6,400	91,328
CorVel Corp.*	656	81,738
Covetrus, Inc.*	8,727	242,087
Cross Country Healthcare, Inc.*	2,689	42,083
Ensign Group, Inc. (The)	3,882	322,982
Enzo Biochem, Inc.*	3,336	10,275
Exagen, Inc.*	364	5,187
Five Star Senior Living, Inc.*	1,411	8,480
Fulgent Genetics, Inc.*(b)	1,021	75,625
Hanger, Inc.*	2,782	71,859
HealthEquity, Inc.*	6,028	501,047
InfuSystem Holdings, Inc.*	1,099	20,332
Joint Corp. (The)*	993	70,582
LHC Group, Inc.*	2,280	448,818
Magellan Health, Inc.*	1,826	171,991
MEDNAX, Inc.*(b)	5,601	179,120
ModivCare, Inc.*	909	133,832
National HealthCare Corp.	944	69,110
National Research Corp.	1,023	48,930
Ontrak, Inc.*(b)	598	18,167
Option Care Health, Inc.*	6,433	117,981
Owens & Minor, Inc.	5,455	243,893
Patterson Cos., Inc.	6,371	207,312
Pennant Group, Inc. (The)*	1,917	65,696
PetIQ, Inc.*(b)	1,603	65,883
Progenity, Inc.*	1,336	3,460
Progyny, Inc.*(b)	2,003	128,272
R1 RCM, Inc.*	8,152	188,719
RadNet, Inc.*	3,270	86,557
Select Medical Holdings Corp.	8,164	327,131
Sharps Compliance Corp.*	1,069	14,560
Surgery Partners, Inc.*	1,940	113,548
Tenet Healthcare Corp.*	7,853	525,444
Tivity Health, Inc.*	3,254	85,255
Triple-S Management Corp., Class B*	1,705	43,137
US Physical Therapy, Inc.	949	110,426
Viemed Healthcare, Inc.*	2,621	20,470
		6,101,009
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc.*	11,810	205,376
Computer Programs and Systems, Inc.	966	31,269
Evolent Health, Inc., Class A*(b)	5,669	110,149
Health Catalyst, Inc.*	2,524	135,514
HealthStream, Inc.*	1,941	50,815
iCAD, Inc.*	1,514	24,905
Inovalon Holdings, Inc., Class A*	5,611	175,961
Inspire Medical Systems, Inc.*	1,963	381,411
NantHealth, Inc.*(b)	2,026	5,288
NextGen Healthcare, Inc.*	4,190	68,800
Omnicell, Inc.*	3,190	443,410
OptimizeRx Corp.*	1,222	60,025
Phreesia, Inc.*	2,526	125,037
Schrodinger, Inc.*	2,263	158,817
Simulations Plus, Inc.(b)	1,139	60,116
Tabula Rasa HealthCare, Inc.*(b)	1,597	69,006
Vocera Communications, Inc.*	2,415	81,434
		2,187,333
Hotels, Restaurants & Leisure - 2.1%
Accel Entertainment, Inc.*	3,783	49,633
Bally's Corp.*	1,091	63,311
Biglari Holdings, Inc., Class A*	9	7,378
Biglari Holdings, Inc., Class B*	63	10,091
BJ's Restaurants, Inc.*	1,655	91,488
Bloomin' Brands, Inc.*	6,583	194,528
Bluegreen Vacations Holding Corp.*	891	18,702
Boyd Gaming Corp.*	6,105	393,101
Brinker International, Inc.*	3,404	209,176
Caesars Entertainment, Inc.*	13,530	1,453,798
Carrols Restaurant Group, Inc.*	2,622	15,496
Century Casinos, Inc.*	2,037	28,498
Cheesecake Factory, Inc. (The)*	3,185	187,342
Churchill Downs, Inc.	2,854	569,459
Chuy's Holdings, Inc.*	1,477	61,222
Cracker Barrel Old Country Store, Inc.	1,783	281,215
Dave & Buster's Entertainment, Inc.*	3,324	140,539
Del Taco Restaurants, Inc.	2,238	22,738
Denny's Corp.*	4,666	82,028
Dine Brands Global, Inc.*	1,172	111,281
El Pollo Loco Holdings, Inc.*	1,402	23,638
Everi Holdings, Inc.*	6,166	127,821
Fiesta Restaurant Group, Inc.*	1,354	18,413
GAN Ltd.*(b)	2,399	41,503
Golden Entertainment, Inc.*	1,256	53,556
Hilton Grand Vacations, Inc.*	6,398	292,580
International Game Technology plc*	7,468	181,174
Jack in the Box, Inc.	1,722	195,619
Kura Sushi USA, Inc., Class A*	250	10,745
Lindblad Expeditions Holdings, Inc.*	1,935	32,934
Marriott Vacations Worldwide Corp.*	3,044	524,451
Monarch Casino & Resort, Inc.*	948	67,649
Nathan's Famous, Inc.(b)	216	13,947
NEOGAMES SA*(b)	415	26,601
Noodles & Co.*	2,349	30,255
Papa John's International, Inc.	2,461	231,211
Penn National Gaming, Inc.*(b)	11,713	960,114
PlayAGS, Inc.*	1,998	20,340
RCI Hospitality Holdings, Inc.	631	48,902
Red Robin Gourmet Burgers, Inc.*	1,164	41,741
Red Rock Resorts, Inc., Class A*	4,945	221,289
Ruth's Hospitality Group, Inc.*	2,433	58,732
Scientific Games Corp.*	4,291	311,269
SeaWorld Entertainment, Inc.*	3,818	207,814
Shake Shack, Inc., Class A*	2,632	247,355
Target Hospitality Corp.*(b)	2,196	8,454
Texas Roadhouse, Inc.	4,939	497,407
Wingstop, Inc.	2,225	317,463
		8,804,001
Household Durables - 1.2%
Beazer Homes USA, Inc.*	2,146	51,096
Casper Sleep, Inc.*	1,904	17,384
Cavco Industries, Inc.*	689	152,455
Century Communities, Inc.*	2,191	178,304

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Ethan Allen Interiors, Inc.	1,700	49,079
GoPro, Inc., Class A*	9,180	103,000
Green Brick Partners, Inc.*	2,305	53,799
Hamilton Beach Brands Holding Co., Class A	516	13,003
Helen of Troy Ltd.*	1,838	386,862
Hooker Furniture Corp.	872	31,261
Installed Building Products, Inc.	1,719	203,873
iRobot Corp.*(b)	2,075	202,728
KB Home	6,703	313,767
La-Z-Boy, Inc.	3,346	137,956
Legacy Housing Corp.*	609	11,595
LGI Homes, Inc.*	1,674	302,676
Lifetime Brands, Inc.	909	13,635
Lovesac Co. (The)*(b)	752	62,431
M/I Homes, Inc.*	2,096	147,810
MDC Holdings, Inc.	4,246	246,056
Meritage Homes Corp.*	2,791	300,507
Purple Innovation, Inc.*	2,437	69,503
Skyline Champion Corp.*	3,948	199,966
Sonos, Inc.*	9,034	334,258
Taylor Morrison Home Corp., Class A*	9,483	280,886
TopBuild Corp.*	2,483	491,758
Tri Pointe Homes, Inc.*	9,479	228,633
Tupperware Brands Corp.*	3,683	94,432
Universal Electronics, Inc.*	1,001	50,110
VOXX International Corp.*	1,489	22,395
		4,751,218
Household Products - 0.1%
Central Garden & Pet Co.*	726	39,879
Central Garden & Pet Co., Class A*	3,006	151,653
Oil-Dri Corp. of America	387	14,145
WD-40 Co.	1,024	250,675
		456,352
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Corp.	9,666	412,932
Clearway Energy, Inc., Class A	2,624	65,941
Clearway Energy, Inc., Class C	6,158	165,219
Ormat Technologies, Inc.(b)	3,283	226,691
Sunnova Energy International, Inc.*	4,207	122,844
		993,627
Industrial Conglomerates - 0.0%(e)
Raven Industries, Inc.	2,675	118,048

Insurance - 1.0%
Ambac Financial Group, Inc.*	3,403	51,351
American Equity Investment Life Holding Co.	6,818	207,949
AMERISAFE, Inc.	1,443	94,560
Argo Group International Holdings Ltd.	2,438	130,774
BRP Group, Inc., Class A*	3,187	78,337
Citizens, Inc.*(b)	3,722	19,429
CNO Financial Group, Inc.	10,138	269,265
Crawford & Co., Class A	1,216	11,759
Donegal Group, Inc., Class A	845	12,920
eHealth, Inc.*	1,938	126,455
Employers Holdings, Inc.	2,160	91,152
Enstar Group Ltd.*	905	229,770
FedNat Holding Co.	927	4,440
Genworth Financial, Inc., Class A*	37,894	159,155
Goosehead Insurance, Inc., Class A	984	88,432
Greenlight Capital Re Ltd., Class A*	2,037	18,842
HCI Group, Inc.	470	37,863
Heritage Insurance Holdings, Inc.	1,879	15,652
Horace Mann Educators Corp.	3,115	124,195
Independence Holding Co.	346	15,231
Investors Title Co.	95	16,895
James River Group Holdings Ltd.	2,245	78,395
Kinsale Capital Group, Inc.	1,592	265,004
MBIA, Inc.*	3,728	37,243
Midwest Holding, Inc.*	67	2,783
National Western Life Group, Inc., Class A	190	46,554
NI Holdings, Inc.*	681	12,980
Palomar Holdings, Inc.*(b)	1,519	110,887
ProAssurance Corp.	4,024	97,984
ProSight Global, Inc.*	700	8,960
RLI Corp.	2,970	313,276
Safety Insurance Group, Inc.	1,072	91,238
Selective Insurance Group, Inc.	4,440	334,199
Selectquote, Inc.*	9,817	199,481
SiriusPoint Ltd.*	6,322	66,507
State Auto Financial Corp.	1,322	24,986
Stewart Information Services Corp.	1,984	119,734
Tiptree, Inc.	1,835	19,763
Trean Insurance Group, Inc.*	883	14,834
Trupanion, Inc.*	2,263	204,055
United Fire Group, Inc.	1,569	48,090
United Insurance Holdings Corp.	1,526	8,607
Universal Insurance Holdings, Inc.	2,040	28,764
Vericity, Inc.*	132	1,196
Watford Holdings Ltd.*	1,291	45,108
		3,985,054
Interactive Media & Services - 0.2%
Cargurus, Inc.*	6,593	186,054
Cars.com, Inc.*	5,069	74,058
DHI Group, Inc.*	3,604	11,533
Eventbrite, Inc., Class A*(b)	4,829	98,029
EverQuote, Inc., Class A*	1,058	33,359
Liberty TripAdvisor Holdings, Inc., Class A*	5,460	25,990
MediaAlpha, Inc., Class A*	1,335	56,497
QuinStreet, Inc.*	3,617	65,504
TrueCar, Inc.*	7,731	45,690
Yelp, Inc.*	5,409	216,955
		813,669
Internet & Direct Marketing Retail - 0.3%
1-800-Flowers.com, Inc., Class A*	1,916	58,381
CarParts.com, Inc.*	2,564	41,896
Duluth Holdings, Inc., Class B*(b)	830	13,363
Groupon, Inc.*	1,754	82,876
Lands' End, Inc.*	874	22,383
Liquidity Services, Inc.*	1,982	47,390
Overstock.com, Inc.*	3,204	273,718
PetMed Express, Inc.(b)	1,471	42,512
Quotient Technology, Inc.*	6,528	76,769
RealReal, Inc. (The)*	4,774	83,402
Shutterstock, Inc.	1,639	148,739
Stamps.com, Inc.*	1,281	240,418
Stitch Fix, Inc., Class A*	4,442	237,469
Waitr Holdings, Inc.*(b)	6,281	12,750
		1,382,066

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
IT Services - 0.7%
BM Technologies, Inc.*(b)	39	501
Brightcove, Inc.*	2,966	43,007
Cardtronics plc, Class A*	2,704	105,267
Cass Information Systems, Inc.	1,063	48,505
Conduent, Inc.*	12,391	93,924
Contra BmTechnologies*	370	4,754
CSG Systems International, Inc.	2,430	107,017
EVERTEC, Inc.	4,525	196,973
Evo Payments, Inc., Class A*	3,435	98,378
ExlService Holdings, Inc.*	2,483	253,216
GreenSky, Inc., Class A*	4,746	27,812
Grid Dynamics Holdings, Inc.*	2,045	31,432
GTT Communications, Inc.*	2,387	3,557
Hackett Group, Inc. (The)	1,878	33,447
I3 Verticals, Inc., Class A*(b)	1,394	43,312
IBEX Holdings Ltd.*	443	9,631
Information Services Group, Inc.*	2,699	15,816
International Money Express, Inc.*	2,150	32,830
Limelight Networks, Inc.*(b)	9,043	28,033
LiveRamp Holdings, Inc.*	4,894	245,874
Maximus, Inc.	4,595	425,819
MoneyGram International, Inc.*	4,657	45,639
Paysign, Inc.*(b)	2,347	7,769
Perficient, Inc.*	2,447	175,181
PFSweb, Inc.*	1,195	8,998
Priority Technology Holdings, Inc.*	566	4,386
Rackspace Technology, Inc.*(b)	2,591	52,286
Repay Holdings Corp.*	5,001	113,573
ServiceSource International, Inc.*	6,622	8,211
StarTek, Inc.*	1,312	8,305
Sykes Enterprises, Inc.*	2,866	120,143
TTEC Holdings, Inc.	1,370	148,522
Tucows, Inc., Class A*	706	55,139
Unisys Corp.*	4,647	119,474
Verra Mobility Corp.*(b)	10,047	143,170
		2,859,901
Leisure Products - 0.4%
Acushnet Holdings Corp.	2,573	136,883
American Outdoor Brands, Inc.*	1,042	33,375
Callaway Golf Co.*	7,010	258,809
Clarus Corp.	1,820	43,116
Escalade, Inc.(b)	773	18,900
Johnson Outdoors, Inc., Class A	395	48,265
Malibu Boats, Inc., Class A*	1,559	122,257
Marine Products Corp.	537	8,721
MasterCraft Boat Holdings, Inc.*	1,394	38,697
Nautilus, Inc.*(b)	2,264	40,775
Smith & Wesson Brands, Inc.	4,164	88,527
Sturm Ruger & Co., Inc.	1,265	99,859
Vista Outdoor, Inc.*	4,383	191,055
YETI Holdings, Inc.*(b)	6,007	526,213
		1,655,452
Life Sciences Tools & Services - 0.4%
Champions Oncology, Inc.*	510	4,799
ChromaDex Corp.*(b)	3,093	25,672
Codexis, Inc.*	4,331	88,786
Fluidigm Corp.*(b)	5,552	32,202
Harvard Bioscience, Inc.*	2,875	20,125
Luminex Corp.	3,232	119,228
Medpace Holdings, Inc.*	2,073	346,315
NanoString Technologies, Inc.*	3,320	184,227
NeoGenomics, Inc.*	8,164	334,969
Pacific Biosciences of California, Inc.*	13,693	370,396
Personalis, Inc.*	1,984	44,620
Quanterix Corp.*	1,801	92,733
Seer, Inc.*(b)	1,087	32,153
		1,696,225
Machinery - 2.0%
Agrify Corp.*	472	4,423
Alamo Group, Inc.	744	114,710
Albany International Corp., Class A	2,312	206,577
Altra Industrial Motion Corp.	4,843	318,137
Astec Industries, Inc.	1,684	115,405
Barnes Group, Inc.	3,532	188,679
Blue Bird Corp.*	1,168	30,555
Chart Industries, Inc.*	2,707	395,060
CIRCOR International, Inc.*	1,495	56,257
Columbus McKinnon Corp.	1,757	89,080
Douglas Dynamics, Inc.	1,692	74,194
Eastern Co. (The)	408	13,007
Energy Recovery, Inc.*(b)	3,015	57,315
Enerpac Tool Group Corp.	4,513	123,656
EnPro Industries, Inc.	1,556	143,136
ESCO Technologies, Inc.	1,923	181,993
Evoqua Water Technologies Corp.*	8,673	269,904
ExOne Co. (The)*(b)	1,081	23,047
Federal Signal Corp.	4,494	190,905
Franklin Electric Co., Inc.	3,453	289,672
Gencor Industries, Inc.*	790	9,922
Gorman-Rupp Co. (The)	1,327	47,746
Graham Corp.	722	10,606
Greenbrier Cos., Inc. (The)	2,423	107,605
Helios Technologies, Inc.	2,337	166,044
Hillenbrand, Inc.	5,567	253,855
Hurco Cos., Inc.	467	16,060
Hydrofarm Holdings Group, Inc.*(b)	721	44,911
Hyster-Yale Materials Handling, Inc.	747	56,466
John Bean Technologies Corp.	2,347	338,038
Kadant, Inc.	861	144,665
Kennametal, Inc.	6,234	233,837
L B Foster Co., Class A*	754	13,565
Lindsay Corp.	813	133,844
Luxfer Holdings plc	2,071	47,343
Lydall, Inc.*	1,287	46,821
Manitowoc Co., Inc. (The)*	2,547	65,764
Mayville Engineering Co., Inc.*	556	10,809
Meritor, Inc.*	5,213	135,538
Miller Industries, Inc.	834	34,903
Mueller Industries, Inc.	4,204	195,192
Mueller Water Products, Inc., Class A	11,777	170,413
Navistar International Corp.*	3,746	165,686
NN, Inc.*	3,155	23,694
Omega Flex, Inc.	211	31,028
Park-Ohio Holdings Corp.	652	24,052
Proto Labs, Inc.*	2,006	179,316
RBC Bearings, Inc.*	1,847	361,624
REV Group, Inc.*	2,067	38,694
Rexnord Corp.	9,047	452,079
Shyft Group, Inc. (The)	2,591	100,997
SPX Corp.*	3,231	202,358
SPX FLOW, Inc.	3,199	219,547
Standex International Corp.	924	92,067

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Tennant Co.	1,371	113,437
Terex Corp.	5,057	264,835
TriMas Corp.*	3,086	100,048
Wabash National Corp.	3,973	63,369
Watts Water Technologies, Inc., Class A	2,057	279,546
Welbilt, Inc.*	9,792	241,960
		8,123,996
Marine - 0.1%
Costamare, Inc.	3,797	40,742
Eagle Bulk Shipping, Inc.*	480	22,718
Eneti, Inc.	638	12,830
Genco Shipping & Trading Ltd.	1,290	20,382
Matson, Inc.	3,210	207,527
Pangaea Logistics Solutions Ltd.	795	3,220
Safe Bulkers, Inc.*	3,900	14,391
		321,810
Media - 0.5%
AMC Networks, Inc., Class A*	2,134	114,553
Boston Omaha Corp., Class A*	988	30,292
Cardlytics, Inc.*	2,244	239,098
comScore, Inc.*	4,550	18,200
Daily Journal Corp.*	103	32,908
Emerald Holding, Inc.*	1,838	10,385
Entercom Communications Corp.*	8,808	38,315
Entravision Communications Corp., Class A	4,417	20,627
EW Scripps Co. (The), Class A	4,207	89,230
Fluent, Inc.*	3,139	9,072
Gannett Co., Inc.*(b)	9,997	51,285
Gray Television, Inc.	6,517	151,585
Hemisphere Media Group, Inc.*	1,230	15,215
iHeartMedia, Inc., Class A*	4,594	106,627
Loral Space & Communications, Inc.(b)	964	36,487
Magnite, Inc.*	8,303	246,599
Meredith Corp.*	2,979	100,333
MSG Networks, Inc., Class A*	2,275	35,080
National CineMedia, Inc.	4,676	22,632
Saga Communications, Inc., Class A*	291	6,871
Scholastic Corp.	2,185	73,591
Sinclair Broadcast Group, Inc., Class A	3,324	111,986
TechTarget, Inc.*	1,792	125,996
TEGNA, Inc.	16,479	319,528
WideOpenWest, Inc.*	3,932	65,546
		2,072,041
Metals & Mining - 1.1%
Alcoa Corp.*	14,074	558,316
Allegheny Technologies, Inc.*	9,535	233,512
Arconic Corp.*	7,476	270,407
Caledonia Mining Corp. plc(b)	882	12,983
Carpenter Technology Corp.	3,568	170,979
Century Aluminum Co.*	3,793	51,623
Cleveland-Cliffs, Inc.*(b)	33,727	678,587
Coeur Mining, Inc.*	18,193	189,207
Commercial Metals Co.	8,937	281,247
Compass Minerals International, Inc.	2,565	179,294
Gatos Silver, Inc.*(b)	1,773	30,212
Gold Resource Corp.	5,033	13,992
Haynes International, Inc.	942	32,782
Hecla Mining Co.	39,206	352,854
Kaiser Aluminum Corp.	1,180	152,680
Materion Corp.	1,525	120,246
Novagold Resources, Inc.*	17,853	183,172
Olympic Steel, Inc.	686	24,524
Ryerson Holding Corp.*	1,206	19,971
Schnitzer Steel Industries, Inc., Class A	1,959	106,726
SunCoke Energy, Inc.	6,237	46,965
TimkenSteel Corp.*	3,380	51,207
United States Steel Corp.(b)	19,596	508,124
Warrior Met Coal, Inc.	3,867	70,766
Worthington Industries, Inc.	2,621	173,956
		4,514,332
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
Apollo Commercial Real Estate Finance, Inc.	10,594	165,796
Arbor Realty Trust, Inc.	8,671	158,159
Ares Commercial Real Estate Corp.	2,313	35,088
Arlington Asset Investment Corp., Class A*	2,488	10,126
ARMOUR Residential REIT, Inc.	4,808	57,648
Blackstone Mortgage Trust, Inc., Class A	10,470	335,354
Broadmark Realty Capital, Inc.	9,664	99,443
Capstead Mortgage Corp.	7,167	46,227
Cherry Hill Mortgage Investment Corp.	1,140	11,195
Chimera Investment Corp.	14,424	203,811
Colony Credit Real Estate, Inc.	6,316	59,686
Dynex Capital, Inc.	1,915	37,438
Ellington Financial, Inc.	3,100	58,528
Ellington Residential Mortgage REIT	677	8,307
Granite Point Mortgage Trust, Inc.	4,099	58,944
Great Ajax Corp.	1,559	19,644
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,515	271,393
Invesco Mortgage Capital, Inc.(b)	17,464	59,378
KKR Real Estate Finance Trust, Inc.	2,146	45,882
Ladder Capital Corp.	7,937	92,863
MFA Financial, Inc.	34,091	148,978
New York Mortgage Trust, Inc.	28,458	128,630
Orchid Island Capital, Inc.(b)	6,424	35,139
PennyMac Mortgage Investment Trust	7,367	144,393
Ready Capital Corp.	4,386	66,755
Redwood Trust, Inc.	8,415	93,659
TPG RE Finance Trust, Inc.	4,507	58,771
Two Harbors Investment Corp.	20,575	147,934
Western Asset Mortgage Capital Corp.(b)	4,469	14,792
		2,673,961
Multiline Retail - 0.2%
Big Lots, Inc.	2,785	169,718
Dillard's, Inc., Class A(b)	530	69,912
Franchise Group, Inc.	1,640	60,582
Macy's, Inc.*	23,462	428,885
		729,097
Multi-Utilities - 0.2%
Avista Corp.	5,168	234,265
Black Hills Corp.	4,725	310,858

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
NorthWestern Corp.	3,816	241,744
Unitil Corp.	1,103	60,499
		847,366
Oil, Gas & Consumable Fuels - 1.1%
Adams Resources & Energy, Inc.(b)	173	4,692
Antero Resources Corp.*	18,233	235,388
Arch Resources, Inc.*	1,132	64,603
Ardmore Shipping Corp.*	2,514	11,288
Berry Corp.	5,087	32,353
Bonanza Creek Energy, Inc.*	1,583	68,006
Brigham Minerals, Inc., Class A	3,187	57,812
Clean Energy Fuels Corp.*	9,763	77,323
CNX Resources Corp.*	16,387	223,191
Comstock Resources, Inc.*	1,837	10,342
CONSOL Energy, Inc.*	2,250	34,515
Contango Oil & Gas Co.*(b)	8,616	37,566
CVR Energy, Inc.*	2,221	46,086
Delek US Holdings, Inc.	4,694	104,627
DHT Holdings, Inc.	8,372	53,581
Diamond S Shipping, Inc.*	2,058	22,000
Dorian LPG Ltd.*	2,771	39,376
Earthstone Energy, Inc., Class A*	1,764	16,952
Energy Fuels, Inc.*(b)	10,014	64,991
Evolution Petroleum Corp.(b)	2,331	8,601
Falcon Minerals Corp.	2,864	13,346
Frontline Ltd.(b)	8,867	75,547
Golar LNG Ltd.*	7,686	97,612
Goodrich Petroleum Corp.*	690	7,638
Green Plains, Inc.*	2,566	81,830
International Seaways, Inc.	1,801	36,092
Kosmos Energy Ltd.*	30,283	96,300
Magnolia Oil & Gas Corp., Class A*	9,311	120,298
Matador Resources Co.	8,285	253,852
NACCO Industries, Inc., Class A	286	7,319
NextDecade Corp.*(b)	1,574	3,038
Nordic American Tankers Ltd.	11,069	38,520
Overseas Shipholding Group, Inc., Class A*	4,957	11,451
Ovintiv, Inc.	19,665	523,679
Par Pacific Holdings, Inc.*	3,008	41,871
PBF Energy, Inc., Class A*	7,249	116,999
PDC Energy, Inc.*	7,495	316,439
Peabody Energy Corp.*	4,713	31,247
Penn Virginia Corp.*	1,142	22,018
PrimeEnergy Resources Corp.*	40	1,651
Range Resources Corp.*	16,088	218,153
Renewable Energy Group, Inc.*	3,244	198,111
REX American Resources Corp.*	410	39,372
Scorpio Tankers, Inc.(b)	3,797	84,977
SFL Corp. Ltd.	7,101	61,495
SM Energy Co.	8,572	170,583
Southwestern Energy Co.*	48,618	251,355
Talos Energy, Inc.*(b)	1,024	14,520
Tellurian, Inc.*(b)	12,626	55,049
Uranium Energy Corp.*(b)	14,643	45,833
W&T Offshore, Inc.*(b)	7,086	26,502
Whiting Petroleum Corp.*	98	4,488
World Fuel Services Corp.	4,693	144,216
		4,424,694
Paper & Forest Products - 0.3%
Clearwater Paper Corp.*	1,210	34,521
Domtar Corp.*	4,133	224,133
Glatfelter Corp.	3,286	48,501
Louisiana-Pacific Corp.	8,249	554,415
Neenah, Inc.	1,257	66,533
Schweitzer-Mauduit International, Inc.	2,334	95,484
Verso Corp., Class A	2,347	39,923
		1,063,510
Personal Products - 0.2%
BellRing Brands, Inc., Class A*	2,989	85,725
Edgewell Personal Care Co.	4,093	185,740
elf Beauty, Inc.*	3,434	96,152
Inter Parfums, Inc.	1,332	101,871
Lifevantage Corp.*	1,017	8,106
Medifast, Inc.	846	281,084
Nature's Sunshine Products, Inc.	669	13,708
Revlon, Inc., Class A*(b)	524	6,712
USANA Health Sciences, Inc.*	869	91,888
Veru, Inc.*	4,106	36,256
		907,242
Pharmaceuticals - 0.7%
AcelRx Pharmaceuticals, Inc.*(b)	7,537	10,476
Aerie Pharmaceuticals, Inc.*(b)	2,753	44,846
Agile Therapeutics, Inc.*(b)	5,097	8,206
Amneal Pharmaceuticals, Inc.*(b)	7,446	42,144
Amphastar Pharmaceuticals, Inc.*	2,741	51,860
Angion Biomedica Corp.*(b)	439	6,778
ANI Pharmaceuticals, Inc.*(b)	710	24,389
Antares Pharma, Inc.*(b)	12,343	49,002
Aquestive Therapeutics, Inc.*(b)	1,488	5,521
Arvinas, Inc.*	2,716	197,562
Atea Pharmaceuticals, Inc.*	1,090	22,258
Athira Pharma, Inc.*(b)	1,044	20,817
Avenue Therapeutics, Inc.*(b)	498	2,470
Axsome Therapeutics, Inc.*(b)	2,076	126,034
Aytu BioPharma, Inc.*(b)	1,639	8,326
BioDelivery Sciences International, Inc.*	6,740	23,792
Cara Therapeutics, Inc.*(b)	3,090	41,993
Cassava Sciences, Inc.*(b)	2,456	132,428
Cerecor, Inc.*	3,232	8,533
Chiasma, Inc.*(b)	3,763	15,918
Collegium Pharmaceutical, Inc.*	2,581	61,660
Corcept Therapeutics, Inc.*	7,308	157,853
CorMedix, Inc.*(b)	2,444	17,670
Cymabay Therapeutics, Inc.*	5,203	22,009
Durect Corp.*	16,748	27,634
Eloxx Pharmaceuticals, Inc.*(b)	1,992	3,108
Endo International plc*	17,013	99,866
Eton Pharmaceuticals, Inc.*(b)	1,289	9,100
Evofem Biosciences, Inc.*	5,757	4,951
Evolus, Inc.*(b)	1,633	17,669
Fulcrum Therapeutics, Inc.*	1,282	11,448
Graybug Vision, Inc.*(b)	488	1,942
Harmony Biosciences Holdings, Inc.*	468	14,957
Harrow Health, Inc.*	1,676	15,419
IMARA, Inc.*(b)	572	4,158
Innoviva, Inc.*	4,764	64,076
Intra-Cellular Therapies, Inc.*	4,984	196,419
Kala Pharmaceuticals, Inc.*(b)	2,969	16,775
Kaleido Biosciences, Inc.*(b)	1,026	7,367
Landos Biopharma, Inc.*	478	5,248
Lannett Co., Inc.*	2,470	10,621
Liquidia Corp.*(b)	2,034	6,122

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Lyra Therapeutics, Inc.*	512	3,676
Marinus Pharmaceuticals, Inc.*(b)	2,187	36,785
NGM Biopharmaceuticals, Inc.*	1,930	29,066
Ocular Therapeutix, Inc.*	5,474	79,701
Odonate Therapeutics, Inc.*(b)	1,174	4,062
Omeros Corp.*(b)	4,441	67,459
Optinose, Inc.*(b)	2,626	8,377
Osmotica Pharmaceuticals plc*(b)	946	2,753
Pacira BioSciences, Inc.*	3,207	194,569
Paratek Pharmaceuticals, Inc.*(b)	3,279	26,953
Phathom Pharmaceuticals, Inc.*	868	30,684
Phibro Animal Health Corp., Class A	1,531	43,159
Pliant Therapeutics, Inc.*(b)	1,802	54,168
Prestige Consumer Healthcare, Inc.*	3,781	188,559
Provention Bio, Inc.*(b)	3,980	30,288
Recro Pharma, Inc.*	1,453	3,327
Relmada Therapeutics, Inc.*	1,099	38,014
Revance Therapeutics, Inc.*	4,725	139,907
Satsuma Pharmaceuticals, Inc.*	690	3,602
scPharmaceuticals, Inc.*	522	2,955
SIGA Technologies, Inc.*	3,917	27,615
Strongbridge Biopharma plc*	3,306	8,331
Supernus Pharmaceuticals, Inc.*(b)	3,666	109,430
Tarsus Pharmaceuticals, Inc.*(b)	467	15,561
Terns Pharmaceuticals, Inc.*(b)	649	11,104
TherapeuticsMD, Inc.*(b)	25,331	30,651
Theravance Biopharma, Inc.*(b)	3,503	60,532
Tricida, Inc.*	2,121	9,778
Verrica Pharmaceuticals, Inc.*(b)	936	10,539
VYNE Therapeutics, Inc.*(b)	2,726	10,768
WaVe Life Sciences Ltd.*	2,463	16,847
Xeris Pharmaceuticals, Inc.*(b)	3,451	10,767
Zogenix, Inc.*	4,167	73,131
		3,002,543
Professional Services - 0.8%
Acacia Research Corp.*	3,572	19,110
Akerna Corp.*(b)	1,488	6,517
ASGN, Inc.*	3,828	394,629
Barrett Business Services, Inc.	568	42,299
BGSF, Inc.	737	8,748
CBIZ, Inc.*	3,828	127,128
CRA International, Inc.	564	46,169
Exponent, Inc.	3,859	352,057
Forrester Research, Inc.*	828	35,529
Franklin Covey Co.*	949	29,419
GP Strategies Corp.*	980	17,336
Heidrick & Struggles International, Inc.	1,445	62,193
Huron Consulting Group, Inc.*	1,701	93,062
ICF International, Inc.	1,364	119,896
Insperity, Inc.	2,698	248,729
KBR, Inc.	10,702	436,000
Kelly Services, Inc., Class A*	2,524	64,791
Kforce, Inc.	1,478	92,685
Korn Ferry	4,035	263,929
ManTech International Corp., Class A	2,034	176,978
Mastech Digital, Inc.*	292	4,602
Mistras Group, Inc.*	1,368	14,241
Red Violet, Inc.*(b)	511	11,232
Resources Connection, Inc.	2,316	33,767
TriNet Group, Inc.*	3,092	232,951
TrueBlue, Inc.*	2,635	71,488
Upwork, Inc.*	6,976	328,360
Willdan Group, Inc.*	773	28,106
		3,361,951
Real Estate Management & Development - 0.4%
Alset EHome International, Inc.*	169	688
Altisource Portfolio Solutions SA*	342	2,336
American Realty Investors, Inc.*	86	916
Cushman & Wakefield plc*(b)	8,302	157,821
eXp World Holdings, Inc.*(b)	3,734	120,459
Fathom Holdings, Inc.*(b)	364	12,019
Forestar Group, Inc.*	1,250	28,762
FRP Holdings, Inc.*	481	27,576
Kennedy-Wilson Holdings, Inc.	9,069	179,929
Marcus & Millichap, Inc.*	1,751	68,814
Maui Land & Pineapple Co., Inc.*	506	5,394
Newmark Group, Inc., Class A	10,889	140,468
Rafael Holdings, Inc., Class B*	717	37,069
RE/MAX Holdings, Inc., Class A	1,370	47,964
Realogy Holdings Corp.*	8,612	152,518
Redfin Corp.*(b)	7,489	442,076
RMR Group, Inc. (The), Class A	1,141	44,636
St Joe Co. (The)	2,468	115,428
Stratus Properties, Inc.*	451	12,254
Tejon Ranch Co.*(b)	1,570	23,487
Transcontinental Realty Investors, Inc.*	91	2,648
		1,623,262
Road & Rail - 0.3%
ArcBest Corp.	1,889	147,040
Avis Budget Group, Inc.*	3,957	347,504
Covenant Logistics Group, Inc., Class A*	870	19,584
Daseke, Inc.*	3,416	24,732
Heartland Express, Inc.	3,657	66,374
Marten Transport Ltd.	4,447	75,866
PAM Transportation Services, Inc.*	137	7,951
Saia, Inc.*	1,975	454,566
Universal Logistics Holdings, Inc.	576	14,400
US Xpress Enterprises, Inc., Class A*	1,667	18,737
Werner Enterprises, Inc.	4,504	216,147
		1,392,901
Semiconductors & Semiconductor Equipment - 1.5%
Advanced Energy Industries, Inc.	2,858	291,545
Alpha & Omega Semiconductor Ltd.*	1,590	51,214
Ambarella, Inc.*	2,543	255,266
Amkor Technology, Inc.	7,495	158,144
Atomera, Inc.*(b)	1,367	23,991
Axcelis Technologies, Inc.*	2,499	103,559
AXT, Inc.*(b)	2,969	30,224
Brooks Automation, Inc.	5,459	557,309
CEVA, Inc.*	1,651	74,080
CMC Materials, Inc.	2,185	337,211
Cohu, Inc.*	3,167	117,876
CyberOptics Corp.*	530	15,794
Diodes, Inc.*	3,218	243,506
DSP Group, Inc.*	1,672	26,284
FormFactor, Inc.*	5,802	204,520
GSI Technology, Inc.*	1,245	7,781
Ichor Holdings Ltd.*	2,032	114,320
Impinj, Inc.*	1,291	67,197

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Lattice Semiconductor Corp.*	10,214	542,057
MACOM Technology Solutions Holdings, Inc.*	3,617	214,126
Maxeon Solar Technologies Ltd.*(b)	794	12,402
MaxLinear, Inc.*	5,147	195,689
NeoPhotonics Corp.*	3,727	38,053
NVE Corp.	363	25,359
Onto Innovation, Inc.*	3,561	255,573
PDF Solutions, Inc.*	2,175	37,932
Photronics, Inc.*	4,664	63,151
Pixelworks, Inc.*	3,418	11,929
Power Integrations, Inc.	4,427	363,855
Rambus, Inc.*	8,517	166,593
Semtech Corp.*	4,850	305,550
Silicon Laboratories, Inc.*	3,255	444,503
SiTime Corp.*	877	86,235
SMART Global Holdings, Inc.*	1,097	51,998
SunPower Corp.*(b)	5,749	134,469
Synaptics, Inc.*	2,627	331,869
Ultra Clean Holdings, Inc.*	3,011	169,610
Veeco Instruments, Inc.*	3,655	87,062
		6,217,836
Software - 2.6%
8x8, Inc.*	8,013	188,706
A10 Networks, Inc.*	4,501	43,795
ACI Worldwide, Inc.*	8,598	328,960
Agilysys, Inc.*	1,436	72,934
Alarm.com Holdings, Inc.*(b)	3,571	292,393
Altair Engineering, Inc., Class A*(b)	3,260	219,626
American Software, Inc., Class A(b)	2,273	45,733
Appfolio, Inc., Class A*	1,221	164,701
Appian Corp.*(b)	2,668	241,401
Asure Software, Inc.*	1,214	10,258
Avaya Holdings Corp.*	6,282	180,168
Benefitfocus, Inc.*	2,181	32,257
Blackbaud, Inc.*	3,655	258,372
Blackline, Inc.*	3,823	397,477
Bottomline Technologies DE, Inc.*	3,330	124,475
Box, Inc., Class A*	10,770	251,049
Cerence, Inc.*(b)	2,856	271,691
ChannelAdvisor Corp.*	2,098	49,786
Cloudera, Inc.*	15,393	197,954
Cognyte Software Ltd.*	4,876	125,508
CommVault Systems, Inc.*	3,170	241,459
Cornerstone OnDemand, Inc.*	4,615	202,922
Digimarc Corp.*(b)	900	31,293
Digital Turbine, Inc.*	6,323	418,393
Domo, Inc., Class B*	1,994	132,601
Ebix, Inc.(b)	2,012	55,129
eGain Corp.*	1,591	15,974
Envestnet, Inc.*	3,987	286,944
GTY Technology Holdings, Inc.*(b)	3,451	20,706
Intelligent Systems Corp.*(b)	563	18,393
InterDigital, Inc.	2,307	186,359
J2 Global, Inc.*	3,257	405,594
LivePerson, Inc.*(b)	4,683	257,331
MicroStrategy, Inc., Class A*	552	259,440
Mimecast Ltd.*	4,365	218,206
Mitek Systems, Inc.*	3,126	53,017
Model N, Inc.*	2,621	93,491
ON24, Inc.*	651	20,949
OneSpan, Inc.*	2,508	65,584
Park City Group, Inc.*(b)	927	5,553
Ping Identity Holding Corp.*(b)	2,781	67,050
Progress Software Corp.	3,323	148,106
PROS Holdings, Inc.*	3,012	133,642
Q2 Holdings, Inc.*	3,785	359,310
QAD, Inc., Class A	880	62,885
Qualys, Inc.*	2,553	246,824
Rapid7, Inc.*	3,884	324,897
Rimini Street, Inc.*(b)	1,724	11,223
Sailpoint Technologies Holdings, Inc.*	6,618	307,936
Sapiens International Corp. NV	2,063	59,229
SeaChange International, Inc.*(b)	2,286	2,652
SecureWorks Corp., Class A*	675	9,504
ShotSpotter, Inc.*	599	24,385
Smith Micro Software, Inc.*	2,570	13,852
Sprout Social, Inc., Class A*	2,095	145,435
SPS Commerce, Inc.*	2,669	250,512
Sumo Logic, Inc.*	1,081	20,323
SVMK, Inc.*	9,225	179,426
Synchronoss Technologies, Inc.*	2,966	8,631
Telos Corp.*(b)	1,245	40,936
Tenable Holdings, Inc.*	5,336	223,045
Upland Software, Inc.*	1,995	81,775
Varonis Systems, Inc.*	7,607	367,418
Verint Systems, Inc.*	4,876	224,832
Veritone, Inc.*	1,987	38,091
Viant Technology, Inc., Class A*	807	23,556
VirnetX Holding Corp.*(b)	4,757	21,787
Workiva, Inc.*	2,982	282,992
Xperi Holding Corp.	7,848	168,104
Yext, Inc.*	7,899	114,299
Zix Corp.*	4,103	28,598
Zuora, Inc., Class A*	7,751	119,908
		10,597,745
Specialty Retail - 1.9%
Aaron's Co., Inc. (The)	2,533	91,112
Abercrombie & Fitch Co., Class A*	4,680	199,836
Academy Sports & Outdoors, Inc.*	2,091	76,384
American Eagle Outfitters, Inc.(b)	11,327	401,316
America's Car-Mart, Inc.*	458	75,291
Asbury Automotive Group, Inc.*	1,447	286,926
At Home Group, Inc.*	4,077	153,051
Bed Bath & Beyond, Inc.*(b)	9,127	255,465
Boot Barn Holdings, Inc.*	2,146	163,933
Buckle, Inc. (The)	2,179	91,780
Caleres, Inc.	2,713	68,042
Camping World Holdings, Inc., Class A(b)	2,467	109,510
Cato Corp. (The), Class A*	1,519	23,484
Chico's FAS, Inc.*	8,925	41,501
Children's Place, Inc. (The)*	1,063	98,848
Citi Trends, Inc.*	715	59,588
Conn's, Inc.*	1,313	30,449
Container Store Group, Inc. (The)*	2,382	32,300
Designer Brands, Inc., Class A*	4,635	81,066
Envela Corp.*	576	2,465
Express, Inc.*	4,775	20,485
GameStop Corp., Class A*(b)	4,293	953,046
Genesco, Inc.*	1,090	59,950
Group 1 Automotive, Inc.	1,307	208,440
GrowGeneration Corp.*	3,057	135,761

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Guess?, Inc.	2,982	87,581
Haverty Furniture Cos., Inc.	1,228	56,414
Hibbett Sports, Inc.*	1,245	105,526
Lithia Motors, Inc., Class A	2,187	769,802
Lumber Liquidators Holdings, Inc.*	2,144	48,840
MarineMax, Inc.*	1,596	82,082
Monro, Inc.	2,479	154,541
Murphy USA, Inc.	1,935	260,857
National Vision Holdings, Inc.*	6,040	300,007
ODP Corp. (The)*	3,988	174,435
OneWater Marine, Inc., Class A*	764	37,619
Rent-A-Center, Inc.	3,640	224,988
RH*	1,181	757,080
Sally Beauty Holdings, Inc.*	8,480	184,949
Shoe Carnival, Inc.	696	46,987
Signet Jewelers Ltd.*	3,918	237,353
Sleep Number Corp.*	2,038	227,217
Sonic Automotive, Inc., Class A	1,757	84,740
Sportsman's Warehouse Holdings, Inc.*	3,209	57,120
Tilly's, Inc., Class A*	1,670	22,812
Urban Outfitters, Inc.*	5,186	203,084
Winmark Corp.	220	43,080
Zumiez, Inc.*	1,569	68,754
		7,955,897
Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp.*	9,082	267,101
Avid Technology, Inc.*	2,371	73,216
Corsair Gaming, Inc.*(b)	1,719	53,667
Diebold Nixdorf, Inc.*	5,274	71,410
Eastman Kodak Co.*(b)	1,174	8,359
Immersion Corp.*	1,291	11,038
Intevac, Inc.*	1,765	12,267
Quantum Corp.*	3,127	23,484
Super Micro Computer, Inc.*	3,251	112,940
Turtle Beach Corp.*	1,058	35,020
		668,502
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc.*	5,020	508,225
Deckers Outdoor Corp.*	2,106	706,437
Fossil Group, Inc.*	3,520	49,703
G-III Apparel Group Ltd.*	3,304	109,164
Kontoor Brands, Inc.	3,867	247,565
Lakeland Industries, Inc.*(b)	574	14,476
Movado Group, Inc.	1,177	32,638
Oxford Industries, Inc.	1,230	117,773
Rocky Brands, Inc.	523	30,501
Steven Madden Ltd.	6,190	256,266
Superior Group of Cos., Inc.(b)	803	20,501
Unifi, Inc.*	1,025	28,218
Vera Bradley, Inc.*	1,538	17,656
Wolverine World Wide, Inc.	6,066	221,166
		2,360,289
Thrifts & Mortgage Finance - 0.9%
Axos Financial, Inc.*	4,295	203,626
Bogota Financial Corp.*	437	4,392
Bridgewater Bancshares, Inc.*	1,627	28,245
Capitol Federal Financial, Inc.	9,785	126,618
Columbia Financial, Inc.*	3,535	62,817
ESSA Bancorp, Inc.	677	10,730
Essent Group Ltd.	8,284	396,307
Federal Agricultural Mortgage Corp., Class C	681	69,094
Flagstar Bancorp, Inc.	3,613	165,475
FS Bancorp, Inc.	287	20,429
Greene County Bancorp, Inc.	225	6,448
Hingham Institution For Savings (The)	97	28,154
Home Bancorp, Inc.	562	21,834
Home Point Capital, Inc.*(b)	553	3,534
HomeStreet, Inc.	1,599	71,987
Kearny Financial Corp.	5,649	74,058
Luther Burbank Corp.	1,375	16,692
Merchants Bancorp	651	27,960
Meridian Bancorp, Inc.	3,521	77,638
Meta Financial Group, Inc.	2,335	123,778
MMA Capital Holdings, Inc.*	360	9,742
Mr Cooper Group, Inc.*	5,679	196,437
NMI Holdings, Inc., Class A*	6,179	149,470
Northfield Bancorp, Inc.	3,520	59,594
Northwest Bancshares, Inc.	8,801	124,622
Oconee Federal Financial Corp.	76	1,924
OP Bancorp	910	9,437
PCSB Financial Corp.	1,058	19,446
PDL Community Bancorp*	564	7,896
PennyMac Financial Services, Inc.	3,124	195,594
Pioneer Bancorp, Inc.*(b)	870	10,623
Premier Financial Corp.	2,784	84,912
Provident Bancorp, Inc.	1,252	21,134
Provident Financial Holdings, Inc.	447	7,778
Provident Financial Services, Inc.	5,328	134,585
Prudential Bancorp, Inc.	525	7,282
Radian Group, Inc.	14,383	335,843
Riverview Bancorp, Inc.	1,589	10,916
Security National Financial Corp., Class A*	717	6,245
Southern Missouri Bancorp, Inc.	569	25,150
Sterling Bancorp, Inc.*	1,225	5,892
Territorial Bancorp, Inc.	592	15,463
Timberland Bancorp, Inc.	562	16,388
TrustCo Bank Corp.	1,424	55,713
Walker & Dunlop, Inc.	2,125	215,772
Washington Federal, Inc.	5,667	188,938
Waterstone Financial, Inc.	1,637	32,380
Western New England Bancorp, Inc.	1,685	14,339
WSFS Financial Corp.	3,555	189,162
		3,692,493
Tobacco - 0.1%
Turning Point Brands, Inc.	889	38,023
Universal Corp.	1,830	102,553
Vector Group Ltd.	10,487	144,196
		284,772
Trading Companies & Distributors - 0.9%
Alta Equipment Group, Inc.*	1,297	19,014
Applied Industrial Technologies, Inc.	2,901	284,182
Beacon Roofing Supply, Inc.*	4,098	232,111
Boise Cascade Co.	2,936	193,747
CAI International, Inc.	1,248	53,564
Custom Truck One Source, Inc.*(b)	992	10,525
DXP Enterprises, Inc.*	1,230	37,995
EVI Industries, Inc.*(b)	372	11,186
GATX Corp.	2,618	258,292
GMS, Inc.*(b)	3,128	143,231
H&E Equipment Services, Inc.	2,406	89,984
Herc Holdings, Inc.*	1,831	210,602

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2021

Investments	Shares	Value ($)
Lawson Products, Inc.*	330	19,965
McGrath RentCorp	1,811	155,257
MRC Global, Inc.*	5,899	63,355
NOW, Inc.*	8,230	86,168
Rush Enterprises, Inc., Class A	3,114	148,849
Rush Enterprises, Inc., Class B	492	21,333
SiteOne Landscape Supply, Inc.*	3,300	567,732
Systemax, Inc.	931	31,952
Textainer Group Holdings Ltd.*	3,709	124,993
Titan Machinery, Inc.*	1,445	44,333
Transcat, Inc.*	522	27,582
Triton International Ltd.	4,540	246,295
Veritiv Corp.*	1,073	65,904
WESCO International, Inc.*	3,688	393,030
Willis Lease Finance Corp.*	214	9,491
		3,550,672
Water Utilities - 0.2%
American States Water Co.	2,771	219,934
Artesian Resources Corp., Class A	599	24,703
Cadiz, Inc.*(b)	1,531	21,067
California Water Service Group	3,710	210,876
Consolidated Water Co. Ltd.	1,089	13,406
Global Water Resources, Inc.	959	16,380
Middlesex Water Co.	1,284	110,373
Pure Cycle Corp.*	1,454	20,559
SJW Group	1,983	127,804
York Water Co. (The)	978	49,223
		814,325
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	3,285	45,924
Gogo, Inc.*(b)	4,143	56,428
Shenandoah Telecommunications Co.	3,619	180,552
Spok Holdings, Inc.	1,327	15,486
		298,390
TOTAL COMMON STOCKS (COST $230,232,246)		215,354,355

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(e)

Biotechnology - 0.0%
Contra Aduro Biotech I, CVR*(d)(f)	899	—
Oncternal Therapeutics, Inc., CVR*(d)(f)	23	—
Tobira Therapeutics, Inc., CVR*(d)(f)	218	—
		—
Food Products - 0.0%(e)
Contraf-Nicotex-Tobacco GmbH*(d)(f)	1,074	537
Pharmaceuticals - 0.0%
Omthera Pharmaceuticals, Inc., CVR*(d)(f)	363	—
TOTAL RIGHTS (Cost $2,658)		537

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(g) - 1.3%

INVESTMENT COMPANIES - 1.3%
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $5,495,468)	5,495,468	5,495,468

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 3.3%

REPURCHASE AGREEMENTS(h) - 3.3%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $13,532,200
(Cost $13,532,197)	13,532,197	13,532,197

Total Investments - 57.1% (Cost $249,262,569)		234,382,557
Other assets less liabilities - 42.9%		176,137,713
Net Assets - 100.0%		410,520,270

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $76,411,386.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $13,664,514, collateralized in the form of cash with a value of $5,495,468 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $8,762,171 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $14,257,639.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Security fair valued as of May 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2021 amounted to $537, which represents approximately 0.00% of net assets of the Fund.
(e)	Represents less than 0.05% of net assets.
(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $5,495,468.
(h)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$180,718,147
Aggregate gross unrealized depreciation	(25,550,281)
Net unrealized appreciation	$155,167,866
Federal income tax cost	$254,766,821

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2021

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	353	6/18/2021	USD	$40,040,790	$1,174,119

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
237,223,082	11/8/2021	Bank of America NA	0.40%	Russell 2000® Index	28,938,417	(28,938,417)	—	—
76,822,786	11/8/2021	BNP Paribas SA	0.00%	Russell 2000® Index	36,290,640	(36,290,640)	—	—
355,055,233	11/7/2022	Citibank NA	0.35%	Russell 2000® Index	2,209,252	—	(2,209,252)	—
39,999,672	11/8/2021	Credit Suisse International	0.55%	Russell 2000® Index	27,790,547	—	(27,790,547)	—
106,233,175	11/8/2021	Goldman Sachs International	0.31%	Russell 2000® Index	(1,159,258)	1,048,115	111,143	—
62,605,420	11/8/2021	Morgan Stanley & Co. International plc	(0.26)%	Russell 2000® Index	3,045,007	(3,045,007)	—	—
30,483,612	11/22/2021	Societe Generale	0.40%	Russell 2000® Index	47,651,362	(47,651,362)	—	—
67,828,589	12/6/2021	UBS AG	0.10%	Russell 2000® Index	29,612,044	—	(29,612,044)	—

976,251,569					174,378,011
				Total Unrealized Appreciation	175,537,269
				Total Unrealized Depreciation	(1,159,258)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
COMMON STOCKS(a) - 58.5%

Aerospace & Defense - 1.0%
Boeing Co. (The)*	21,697	5,359,593
General Dynamics Corp.	9,169	1,741,285
Howmet Aerospace, Inc.*	15,432	547,527
Huntington Ingalls Industries, Inc.	1,592	344,206
L3Harris Technologies, Inc.	8,129	1,772,610
Lockheed Martin Corp.	9,747	3,725,303
Northrop Grumman Corp.	6,131	2,243,149
Raytheon Technologies Corp.	60,084	5,330,052
Teledyne Technologies, Inc.*	1,836	770,147
Textron, Inc.	8,973	614,381
TransDigm Group, Inc.*	2,163	1,403,441
		23,851,694
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	5,291	513,333
Expeditors International of Washington, Inc.	6,697	841,746
FedEx Corp.	9,643	3,035,713
United Parcel Service, Inc., Class B	28,462	6,107,945
		10,498,737
Airlines - 0.2%
Alaska Air Group, Inc.*	4,912	339,910
American Airlines Group, Inc.*(b)	25,295	613,151
Delta Air Lines, Inc.*	25,234	1,203,157
Southwest Airlines Co.*	23,357	1,435,521
United Airlines Holdings, Inc.*	12,596	734,977
		4,326,716
Auto Components - 0.1%
Aptiv plc*	10,678	1,606,185
BorgWarner, Inc.	9,452	484,793
		2,090,978
Automobiles - 1.0%
Ford Motor Co.*	154,527	2,245,277
General Motors Co.*	50,140	2,973,804
Tesla, Inc.*	30,364	18,984,180
		24,203,261
Banks - 2.6%
Bank of America Corp.	225,570	9,561,912
Citigroup, Inc.	68,233	5,370,619
Citizens Financial Group, Inc.	16,812	838,919
Comerica, Inc.	5,503	431,931
Fifth Third Bancorp	28,117	1,184,850
First Republic Bank	6,959	1,332,231
Huntington Bancshares, Inc.(b)	40,225	637,969
JPMorgan Chase & Co.	120,665	19,818,020
KeyCorp	38,310	882,662
M&T Bank Corp.	5,084	816,948
People's United Financial, Inc.	16,826	318,180
PNC Financial Services Group, Inc. (The)	16,767	3,264,200
Regions Financial Corp.	37,988	889,299
SVB Financial Group*	2,134	1,243,887
Truist Financial Corp.	53,272	3,291,144
US Bancorp	54,053	3,285,341
Wells Fargo & Co.	163,474	7,637,505
Zions Bancorp NA	6,493	375,815
		61,181,432
Beverages - 0.9%
Brown-Forman Corp., Class B	7,223	580,440
Coca-Cola Co. (The)	153,362	8,479,385
Constellation Brands, Inc., Class A	6,723	1,611,637
Molson Coors Beverage Co., Class B*	7,443	434,076
Monster Beverage Corp.*	14,619	1,378,133
PepsiCo, Inc.	54,554	8,070,719
		20,554,390
Biotechnology - 1.0%
AbbVie, Inc.	69,828	7,904,530
Alexion Pharmaceuticals, Inc.*	8,693	1,534,749
Amgen, Inc.	22,839	5,434,312
Biogen, Inc.*	6,024	1,611,300
Gilead Sciences, Inc.	49,689	3,284,940
Incyte Corp.*	7,389	619,050
Regeneron Pharmaceuticals, Inc.*	4,163	2,091,616
Vertex Pharmaceuticals, Inc.*	10,280	2,144,716
		24,625,213
Building Products - 0.3%
A O Smith Corp.	5,356	380,651
Allegion plc	3,588	504,042
Carrier Global Corp.	32,311	1,484,044
Fortune Brands Home & Security, Inc.	5,483	565,627
Johnson Controls International plc	28,482	1,895,192
Masco Corp.	10,168	613,232
Trane Technologies plc	9,428	1,757,379
		7,200,167
Capital Markets - 1.8%
Ameriprise Financial, Inc.	4,617	1,199,681
Bank of New York Mellon Corp. (The)	31,903	1,661,508
BlackRock, Inc.	5,613	4,922,826
Cboe Global Markets, Inc.	4,239	471,801
Charles Schwab Corp. (The)	59,177	4,370,221
CME Group, Inc.	14,196	3,105,517
Franklin Resources, Inc.	10,792	369,194
Goldman Sachs Group, Inc. (The)	13,605	5,061,332
Intercontinental Exchange, Inc.	22,211	2,507,178
Invesco Ltd.	14,885	424,669
MarketAxess Holdings, Inc.	1,502	700,743
Moody's Corp.	6,363	2,133,832
Morgan Stanley	59,346	5,397,519
MSCI, Inc.	3,265	1,528,444
Nasdaq, Inc.	4,562	763,953
Northern Trust Corp.	8,238	998,363
Raymond James Financial, Inc.	4,846	642,531
S&P Global, Inc.(b)	9,518	3,611,796
State Street Corp.	13,911	1,209,979
T. Rowe Price Group, Inc.	9,014	1,724,829
		42,805,916
Chemicals - 1.1%
Air Products and Chemicals, Inc.	8,750	2,622,025
Albemarle Corp.	4,612	770,573
Celanese Corp.	4,515	747,007
CF Industries Holdings, Inc.	8,462	449,925
Corteva, Inc.	29,422	1,338,701
Dow, Inc.	29,468	2,016,201
DuPont de Nemours, Inc.	21,292	1,801,090
Eastman Chemical Co.	5,372	673,649
Ecolab, Inc.	9,834	2,115,097
FMC Corp.	5,115	596,869
International Flavors & Fragrances, Inc.	9,835	1,393,324
Linde plc	20,674	6,214,604

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	10,174	1,145,796
Mosaic Co. (The)	13,641	492,986
PPG Industries, Inc.	9,370	1,683,976
Sherwin-Williams Co. (The)	9,566	2,712,248
		26,774,071
Commercial Services & Supplies - 0.2%
Cintas Corp.	3,489	1,233,501
Copart, Inc.*	8,223	1,060,849
Republic Services, Inc.	8,323	908,705
Rollins, Inc.	8,757	298,526
Waste Management, Inc.	15,394	2,165,628
		5,667,209
Communications Equipment - 0.5%
Arista Networks, Inc.*	2,173	737,473
Cisco Systems, Inc.	166,941	8,831,179
F5 Networks, Inc.*	2,438	452,078
Juniper Networks, Inc.	12,977	341,685
Motorola Solutions, Inc.	6,685	1,372,497
		11,734,912
Construction & Engineering - 0.0%(c)
Quanta Services, Inc.	5,471	521,660

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	2,463	895,670
Vulcan Materials Co.	5,241	960,780
		1,856,450
Consumer Finance - 0.4%
American Express Co.	25,800	4,131,354
Capital One Financial Corp.	18,164	2,920,408
Discover Financial Services	12,127	1,422,012
Synchrony Financial	21,476	1,018,177
		9,491,951
Containers & Packaging - 0.2%
Amcor plc(b)	61,765	728,827
Avery Dennison Corp.	3,283	724,000
Ball Corp.	12,967	1,065,369
International Paper Co.	15,549	981,142
Packaging Corp. of America	3,750	557,438
Sealed Air Corp.	6,126	348,324
WestRock Co.	10,420	607,694
		5,012,794
Distributors - 0.1%
Genuine Parts Co.	5,710	748,695
LKQ Corp.*	11,039	562,548
Pool Corp.	1,591	694,551
		2,005,794
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B*	75,396	21,822,618

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	282,010	8,299,554
Lumen Technologies, Inc.	39,035	540,245
Verizon Communications, Inc.	163,663	9,245,323
		18,085,122
Electric Utilities - 0.9%
Alliant Energy Corp.	9,881	564,699
American Electric Power Co., Inc.	19,637	1,688,782
Duke Energy Corp.	30,395	3,046,187
Edison International	14,990	837,491
Entergy Corp.	7,928	834,501
Evergy, Inc.	8,974	556,298
Eversource Energy	13,563	1,101,180
Exelon Corp.	38,607	1,741,948
FirstEnergy Corp.	21,480	814,307
NextEra Energy, Inc.	77,515	5,675,648
NRG Energy, Inc.	9,676	311,083
Pinnacle West Capital Corp.	4,456	376,889
PPL Corp.	30,408	885,177
Southern Co. (The)	41,781	2,670,642
Xcel Energy, Inc.	21,260	1,506,909
		22,611,741
Electrical Equipment - 0.3%
AMETEK, Inc.	9,117	1,231,707
Eaton Corp. plc	15,742	2,286,525
Emerson Electric Co.	23,727	2,270,437
Generac Holdings, Inc.*	2,486	817,198
Rockwell Automation, Inc.	4,593	1,211,266
		7,817,133
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	23,692	1,593,524
CDW Corp.	5,575	922,216
Corning, Inc.	30,394	1,326,090
IPG Photonics Corp.*	1,418	296,731
Keysight Technologies, Inc.*	7,358	1,047,632
TE Connectivity Ltd.	13,084	1,775,237
Trimble, Inc.*	9,927	772,221
Zebra Technologies Corp., Class A*	2,114	1,050,764
		8,784,415
Energy Equipment & Services - 0.1%
Baker Hughes Co.	28,825	703,330
Halliburton Co.	35,139	788,871
NOV, Inc.*	15,351	247,458
Schlumberger NV	55,309	1,732,831
		3,472,490
Entertainment - 1.2%
Activision Blizzard, Inc.	30,636	2,979,351
Electronic Arts, Inc.	11,374	1,625,686
Live Nation Entertainment, Inc.*	5,675	511,374
Netflix, Inc.*	17,513	8,805,711
Take-Two Interactive Software, Inc.*	4,554	845,040
Walt Disney Co. (The)*	71,781	12,823,676
		27,590,838
Equity Real Estate Investment Trusts (REITs) - 1.5%
Alexandria Real Estate Equities, Inc.	5,027	896,113
American Tower Corp.	17,944	4,583,974
AvalonBay Communities, Inc.	5,517	1,141,688
Boston Properties, Inc.	5,607	659,159
Crown Castle International Corp.	17,055	3,231,923
Digital Realty Trust, Inc.	11,116	1,684,741
Duke Realty Corp.	14,780	686,679
Equinix, Inc.	3,531	2,601,358
Equity Residential	13,559	1,050,145
Essex Property Trust, Inc.	2,570	758,895
Extra Space Storage, Inc.	5,221	782,158
Federal Realty Investment Trust	2,762	315,807
Healthpeak Properties, Inc.	21,301	711,027
Host Hotels & Resorts, Inc.*	27,892	478,906
Iron Mountain, Inc.(b)	11,405	496,574
Kimco Realty Corp.	17,100	364,401
Mid-America Apartment Communities, Inc.	4,523	726,846
Prologis, Inc.	29,242	3,445,877

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Public Storage	6,013	1,698,552
Realty Income Corp.	14,765	1,009,926
Regency Centers Corp.	6,245	403,427
SBA Communications Corp.	4,323	1,288,773
Simon Property Group, Inc.	12,990	1,669,085
UDR, Inc.	11,737	559,033
Ventas, Inc.	14,815	821,492
Vornado Realty Trust	6,205	293,373
Welltower, Inc.	16,504	1,234,004
Weyerhaeuser Co.	29,569	1,122,439
		34,716,375
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	17,504	6,621,238
Kroger Co. (The)	30,106	1,113,320
Sysco Corp.	20,183	1,634,823
Walgreens Boots Alliance, Inc.	28,358	1,493,332
Walmart, Inc.	54,824	7,786,653
		18,649,366
Food Products - 0.6%
Archer-Daniels-Midland Co.	22,091	1,469,714
Campbell Soup Co.	8,026	390,625
Conagra Brands, Inc.	19,320	736,092
General Mills, Inc.	24,178	1,519,829
Hershey Co. (The)	5,795	1,002,825
Hormel Foods Corp.(b)	11,107	539,134
J M Smucker Co. (The)	4,333	577,545
Kellogg Co.	10,065	659,157
Kraft Heinz Co. (The)	25,635	1,117,430
Lamb Weston Holdings, Inc.	5,787	477,369
McCormick & Co., Inc. (Non-Voting)	9,844	876,707
Mondelez International, Inc., Class A	55,839	3,547,452
Tyson Foods, Inc., Class A	11,654	926,493
		13,840,372
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	5,068	502,594

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	70,039	8,170,049
ABIOMED, Inc.*	1,789	509,114
Align Technology, Inc.*	2,848	1,680,747
Baxter International, Inc.	19,973	1,640,183
Becton Dickinson and Co.	11,490	2,779,316
Boston Scientific Corp.*	56,039	2,384,459
Cooper Cos., Inc. (The)	1,944	764,867
Danaher Corp.	25,065	6,420,149
DENTSPLY SIRONA, Inc.	8,662	579,661
Dexcom, Inc.*	3,803	1,404,790
Edwards Lifesciences Corp.*	24,695	2,368,251
Hologic, Inc.*	10,189	642,518
IDEXX Laboratories, Inc.*	3,378	1,885,296
Intuitive Surgical, Inc.*	4,655	3,920,348
Medtronic plc	53,307	6,748,133
ResMed, Inc.	5,754	1,184,461
STERIS plc	3,375	644,153
Stryker Corp.	12,942	3,303,704
Teleflex, Inc.	1,846	742,443
West Pharmaceutical Services, Inc.	2,930	1,018,204
Zimmer Biomet Holdings, Inc.	8,219	1,383,504
		50,174,350
Health Care Providers & Services - 1.6%
AmerisourceBergen Corp.	5,828	668,705
Anthem, Inc.	9,684	3,856,362
Cardinal Health, Inc.	11,612	651,085
Centene Corp.*	22,998	1,692,653
Cigna Corp.	13,913	3,601,380
CVS Health Corp.	51,855	4,482,346
DaVita, Inc.*	2,855	342,800
HCA Healthcare, Inc.	10,484	2,251,858
Henry Schein, Inc.*	5,633	428,333
Humana, Inc.	5,096	2,230,519
Laboratory Corp. of America Holdings*	3,859	1,059,218
McKesson Corp.	6,287	1,209,556
Quest Diagnostics, Inc.	5,277	694,823
UnitedHealth Group, Inc.	37,381	15,397,982
Universal Health Services, Inc., Class B	3,078	491,341
		39,058,961
Health Care Technology - 0.0%(c)
Cerner Corp.	12,112	947,764

Hotels, Restaurants & Leisure - 1.2%
Booking Holdings, Inc.*	1,620	3,825,711
Caesars Entertainment, Inc.*	8,239	885,281
Carnival Corp.*	31,548	932,559
Chipotle Mexican Grill, Inc.*	1,113	1,527,014
Darden Restaurants, Inc.	5,154	738,207
Domino's Pizza, Inc.	1,534	654,819
Expedia Group, Inc.*	5,470	967,916
Hilton Worldwide Holdings, Inc.*	10,977	1,375,089
Las Vegas Sands Corp.*	12,988	750,057
Marriott International, Inc., Class A*	10,519	1,510,318
McDonald's Corp.	29,486	6,896,480
MGM Resorts International	16,241	696,252
Norwegian Cruise Line Holdings Ltd.*(b)	14,363	458,180
Penn National Gaming, Inc.*	5,879	481,902
Royal Caribbean Cruises Ltd.*	8,657	807,438
Starbucks Corp.	46,554	5,301,569
Wynn Resorts Ltd.*	4,160	548,579
Yum! Brands, Inc.	11,865	1,423,444
		29,780,815
Household Durables - 0.3%
DR Horton, Inc.	13,087	1,247,060
Garmin Ltd.	5,909	840,496
Leggett & Platt, Inc.	5,259	289,403
Lennar Corp., Class A	10,854	1,074,655
Mohawk Industries, Inc.*	2,333	491,516
Newell Brands, Inc.	14,943	428,715
NVR, Inc.*	137	669,551
PulteGroup, Inc.	10,517	607,777
Whirlpool Corp.	2,482	588,457
		6,237,630
Household Products - 0.8%
Church & Dwight Co., Inc.	9,691	830,809
Clorox Co. (The)	4,974	879,055
Colgate-Palmolive Co.	33,555	2,811,238
Kimberly-Clark Corp.	13,366	1,746,001
Procter & Gamble Co. (The)	97,373	13,130,749
		19,397,852
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	26,419	671,307

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Industrial Conglomerates - 0.7%
3M Co.	22,899	4,649,413
General Electric Co.	346,709	4,874,729
Honeywell International, Inc.	27,502	6,350,487
Roper Technologies, Inc.	4,150	1,867,541
		17,742,170
Insurance - 1.2%
Aflac, Inc.	25,323	1,435,308
Allstate Corp. (The)	11,976	1,636,041
American International Group, Inc.	34,196	1,806,917
Aon plc, Class A(b)	8,936	2,264,114
Arthur J Gallagher & Co.	8,102	1,187,834
Assurant, Inc.	2,290	369,033
Chubb Ltd.	17,803	3,026,332
Cincinnati Financial Corp.	5,928	721,497
Everest Re Group Ltd.	1,581	410,997
Globe Life, Inc.	3,757	396,063
Hartford Financial Services Group, Inc. (The)	14,137	923,853
Lincoln National Corp.	7,135	497,952
Loews Corp.	8,976	524,019
Marsh & McLennan Cos., Inc.	20,095	2,780,143
MetLife, Inc.	29,726	1,942,891
Principal Financial Group, Inc.	10,027	655,666
Progressive Corp. (The)	23,162	2,294,891
Prudential Financial, Inc.	15,698	1,679,215
Travelers Cos., Inc. (The)	9,973	1,592,688
Unum Group	8,056	249,494
W R Berkley Corp.	5,541	432,143
Willis Towers Watson plc	5,100	1,332,936
		28,160,027
Interactive Media & Services - 3.7%
Alphabet, Inc., Class A*	11,892	28,027,660
Alphabet, Inc., Class C*	11,398	27,486,961
Facebook, Inc., Class A*	95,118	31,268,140
Twitter, Inc.*	31,556	1,830,248
		88,613,009
Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc.*	16,926	54,553,683
eBay, Inc.	25,561	1,556,154
Etsy, Inc.*	4,984	821,014
		56,930,851
IT Services - 3.0%
Accenture plc, Class A	25,080	7,076,573
Akamai Technologies, Inc.*	6,454	737,111
Automatic Data Processing, Inc.	16,922	3,317,050
Broadridge Financial Solutions, Inc.	4,579	730,259
Cognizant Technology Solutions Corp., Class A	20,982	1,501,472
DXC Technology Co.*	10,067	381,741
Fidelity National Information Services, Inc.	24,561	3,659,098
Fiserv, Inc.*	23,551	2,713,075
FleetCor Technologies, Inc.*	3,299	905,378
Gartner, Inc.*	3,508	813,295
Global Payments, Inc.	11,675	2,261,564
International Business Machines Corp.	35,335	5,079,053
Jack Henry & Associates, Inc.	3,008	463,683
Mastercard, Inc., Class A	34,668	12,500,587
Paychex, Inc.	12,692	1,283,669
PayPal Holdings, Inc.*	46,312	12,042,046
VeriSign, Inc.*	3,935	865,385
Visa, Inc., Class A	67,069	15,244,784
Western Union Co. (The)	16,249	397,613
		71,973,436
Leisure Products - 0.0%(c)
Hasbro, Inc.	5,051	484,744

Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	12,049	1,664,329
Bio-Rad Laboratories, Inc., Class A*	852	513,219
Charles River Laboratories International, Inc.*	1,968	665,164
Illumina, Inc.*	5,769	2,340,137
IQVIA Holdings, Inc.*	7,564	1,816,570
Mettler-Toledo International, Inc.*	926	1,204,680
PerkinElmer, Inc.	4,431	642,805
Thermo Fisher Scientific, Inc.	15,572	7,311,054
Waters Corp.*	2,459	792,413
		16,950,371
Machinery - 1.0%
Caterpillar, Inc.	21,563	5,198,408
Cummins, Inc.	5,853	1,505,860
Deere & Co.	12,394	4,475,473
Dover Corp.	5,680	854,840
Fortive Corp.	13,368	969,447
IDEX Corp.	3,001	668,203
Illinois Tool Works, Inc.	11,395	2,640,905
Ingersoll Rand, Inc.*	14,738	731,594
Otis Worldwide Corp.	16,120	1,262,679
PACCAR, Inc.	13,719	1,256,112
Parker-Hannifin Corp.	5,104	1,572,798
Pentair plc(b)	6,567	452,926
Snap-on, Inc.	2,143	545,651
Stanley Black & Decker, Inc.	6,362	1,379,282
Westinghouse Air Brake Technologies Corp.	7,021	581,058
Xylem, Inc.	7,132	842,432
		24,937,668
Media - 0.8%
Charter Communications, Inc., Class A*(b)	5,592	3,883,812
Comcast Corp., Class A	180,759	10,364,721
Discovery, Inc., Class A*(b)	6,425	206,307
Discovery, Inc., Class C*	11,455	344,223
DISH Network Corp., Class A*	9,785	425,843
Fox Corp., Class A	13,221	493,804
Fox Corp., Class B	6,078	220,510
Interpublic Group of Cos., Inc. (The)	15,449	520,477
News Corp., Class A	15,465	417,400
News Corp., Class B	4,815	123,697
Omnicom Group, Inc.	8,503	699,287
ViacomCBS, Inc.	23,238	985,756
		18,685,837
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	57,679	2,464,047
Newmont Corp.	31,647	2,325,422
Nucor Corp.	11,784	1,208,331
		5,997,800
Multiline Retail - 0.3%
Dollar General Corp.	9,688	1,966,277
Dollar Tree, Inc.*	9,300	906,750
Target Corp.	19,811	4,495,512
		7,368,539

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Multi-Utilities - 0.5%
Ameren Corp.	10,018	843,516
CenterPoint Energy, Inc.	21,811	551,818
CMS Energy Corp.	11,426	716,867
Consolidated Edison, Inc.	13,540	1,045,830
Dominion Energy, Inc.	31,858	2,425,668
DTE Energy Co.	7,662	1,057,279
NiSource, Inc.	15,495	395,123
Public Service Enterprise Group, Inc.	19,973	1,240,723
Sempra Energy	12,452	1,687,121
WEC Energy Group, Inc.	12,473	1,171,339
		11,135,284
Oil, Gas & Consumable Fuels - 1.5%
APA Corp.	14,942	310,794
Cabot Oil & Gas Corp.	15,794	259,022
Chevron Corp.	76,359	7,925,301
ConocoPhillips	53,580	2,986,549
Devon Energy Corp.	23,422	622,088
Diamondback Energy, Inc.	7,149	572,420
EOG Resources, Inc.	23,073	1,853,685
Exxon Mobil Corp.	167,404	9,771,371
Hess Corp.	10,804	905,591
HollyFrontier Corp.	5,909	191,865
Kinder Morgan, Inc.	76,984	1,411,887
Marathon Oil Corp.	31,215	378,014
Marathon Petroleum Corp.	25,753	1,591,535
Occidental Petroleum Corp.	33,153	860,652
ONEOK, Inc.	17,596	928,013
Phillips 66	17,272	1,454,648
Pioneer Natural Resources Co.	8,136	1,238,218
Valero Energy Corp.	16,156	1,298,942
Williams Cos., Inc. (The)	47,997	1,264,241
		35,824,836
Personal Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	9,084	2,784,428

Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	88,595	5,822,463
Catalent, Inc.*	6,731	705,611
Eli Lilly & Co.	31,456	6,283,022
Johnson & Johnson	103,945	17,592,691
Merck & Co., Inc.	100,056	7,593,250
Perrigo Co. plc	5,264	242,881
Pfizer, Inc.	220,555	8,542,095
Viatris, Inc.	47,731	727,420
Zoetis, Inc.	18,789	3,319,641
		50,829,074
Professional Services - 0.2%
Equifax, Inc.	4,816	1,131,953
IHS Markit Ltd.	14,741	1,552,375
Jacobs Engineering Group, Inc.	5,144	730,859
Leidos Holdings, Inc.	5,274	541,903
Nielsen Holdings plc	14,148	384,967
Robert Half International, Inc.	4,473	397,158
Verisk Analytics, Inc.	6,437	1,112,507
		5,851,722
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	13,270	1,164,841

Road & Rail - 0.6%
CSX Corp.	30,149	3,018,518
JB Hunt Transport Services, Inc.	3,302	566,425
Kansas City Southern	3,592	1,069,267
Norfolk Southern Corp.	9,961	2,798,045
Old Dominion Freight Line, Inc.	3,792	1,006,586
Union Pacific Corp.	26,487	5,952,423
		14,411,264
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc.*	47,918	3,837,273
Analog Devices, Inc.	14,587	2,401,020
Applied Materials, Inc.	36,287	5,012,323
Broadcom, Inc.	16,142	7,624,351
Enphase Energy, Inc.*	5,101	729,698
Intel Corp.	160,662	9,177,013
KLA Corp.	6,093	1,930,811
Lam Research Corp.	5,651	3,672,302
Maxim Integrated Products, Inc.*	10,599	1,081,204
Microchip Technology, Inc.	10,647	1,671,047
Micron Technology, Inc.*	44,235	3,721,933
Monolithic Power Systems, Inc.	1,696	581,932
NVIDIA Corp.	24,517	15,930,656
NXP Semiconductors NV	10,954	2,315,895
Qorvo, Inc.*	4,479	818,403
QUALCOMM, Inc.	44,911	6,042,326
Skyworks Solutions, Inc.	6,521	1,108,570
Teradyne, Inc.	6,592	872,451
Texas Instruments, Inc.	36,389	6,907,360
Xilinx, Inc.*	9,718	1,234,186
		76,670,754
Software - 4.9%
Adobe, Inc.*	18,954	9,563,809
ANSYS, Inc.*	3,430	1,159,134
Autodesk, Inc.*	8,695	2,485,553
Cadence Design Systems, Inc.*	11,031	1,400,827
Citrix Systems, Inc.	4,862	558,936
Fortinet, Inc.*	5,356	1,170,500
Intuit, Inc.	10,828	4,754,466
Microsoft Corp.	298,217	74,458,821
NortonLifeLock, Inc.	23,010	636,457
Oracle Corp.	73,342	5,774,949
Paycom Software, Inc.*	1,941	639,754
PTC, Inc.*	4,157	557,620
salesforce.com, Inc.*	36,290	8,640,649
ServiceNow, Inc.*	7,754	3,674,465
Synopsys, Inc.*	6,025	1,532,398
Tyler Technologies, Inc.*	1,605	647,072
		117,655,410
Specialty Retail - 1.3%
Advance Auto Parts, Inc.	2,591	491,590
AutoZone, Inc.*	877	1,233,588
Best Buy Co., Inc.	9,113	1,059,295
CarMax, Inc.*	6,427	740,326
Gap, Inc. (The)	8,135	272,116
Home Depot, Inc. (The)	42,572	13,576,637
L Brands, Inc.*	9,242	645,739
Lowe's Cos., Inc.	28,906	5,631,756
O'Reilly Automotive, Inc.*	2,776	1,485,493
Ross Stores, Inc.	14,077	1,779,192
TJX Cos., Inc. (The)	47,476	3,206,529
Tractor Supply Co.	4,599	835,638
Ulta Beauty, Inc.*	2,228	769,462
		31,727,361

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Investments	Shares	Value ($)
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	624,018	77,758,883
Hewlett Packard Enterprise Co.	51,451	821,158
HP, Inc.	49,529	1,447,732
NetApp, Inc.	8,802	681,011
Seagate Technology Holdings plc	7,945	760,734
Western Digital Corp.*	12,104	910,584
		82,380,102
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	13,793	269,515
NIKE, Inc., Class B	50,278	6,860,936
PVH Corp.*	2,811	322,759
Ralph Lauren Corp.*	1,907	236,621
Tapestry, Inc.*	10,986	493,161
Under Armour, Inc., Class A*	7,459	168,424
Under Armour, Inc., Class C*(b)	7,706	146,876
VF Corp.	12,701	1,012,524
		9,510,816
Tobacco - 0.4%
Altria Group, Inc.	73,498	3,617,571
Philip Morris International, Inc.	61,581	5,938,256
		9,555,827
Trading Companies & Distributors - 0.1%
Fastenal Co.	22,711	1,204,592
United Rentals, Inc.*	2,855	953,456
WW Grainger, Inc.	1,740	804,158
		2,962,206
Water Utilities - 0.1%
American Water Works Co., Inc.	7,175	1,112,268

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc.*	23,101	3,267,636

TOTAL COMMON STOCKS (COST $1,324,511,652)		1,403,253,369

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.03% (Cost $79,146)	79,146	79,146

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 13.0%

REPURCHASE AGREEMENTS(e) - 13.0%
Repurchase Agreements with various counterparties, rates 0.00% - 0.01%, dated 5/28/2021, due 6/1/2021, total to be received $310,561,584 (Cost $310,561,536)	310,561,536	310,561,536

Total Investments - 71.5% (Cost $1,635,152,334)		1,713,894,051
Other assets less liabilities - 28.5%		682,008,799
Net Assets - 100.0%		2,395,902,850

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $636,807,166.
(b)	The security or a portion of this security is on loan at May 31, 2021. The total value of securities on loan at May 31, 2021 was $3,586,378, collateralized in the form of cash with a value of $79,146 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,614,061 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from June 24, 2021 – November 15, 2050. The total value of collateral is $3,693,207.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2021. The total value of securities purchased was $79,146.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$760,235,027
Aggregate gross unrealized depreciation	(103,882,009)
Net unrealized appreciation	$656,353,018
Federal income tax cost	$1,747,139,541

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2021

Futures Contracts Purchased
UltraPro S&P500® had the following open long futures contracts as of May 31, 2021:
	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	672	6/18/2021	USD	$141,200,640	$6,623,477

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2021:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
1,474,225,825	11/8/2021	Bank of America NA	0.50%	S&P 500®	185,191,183	(185,191,183)	—	—
179,654,233	11/8/2021	BNP Paribas SA	0.65%	S&P 500®	(76,122,097)	62,642,529	13,479,568	—
815,757,096	12/6/2021	Citibank NA	0.55%	S&P 500®	148,740,821	—	(148,030,000)	710,821
183,362,258	11/8/2021	Credit Suisse International	0.70%	S&P 500®	152,859,960	—	(152,311,000)	548,960
567,735,627	11/8/2021	Goldman Sachs International	0.61%	S&P 500®	56,198,862	(56,198,862)	—	—
379,631,133	11/8/2021	J.P. Morgan Securities	0.46%	S&P 500®	20,505,870	—	(20,180,000)	325,870
580,284,895	11/8/2021	Morgan Stanley & Co. International plc	0.11%	S&P 500®	18,534,861	(18,534,861)	—	—
1,176,923,778	11/7/2022	Societe Generale	0.45%	S&P 500®	72,567,857	(72,567,857)	—	—
286,198,992	11/8/2021	UBS AG	0.60%	S&P 500®	104,497,714	—	(104,253,000)	244,714

5,643,773,837					682,975,031
				Total Unrealized Appreciation	759,097,128
				Total Unrealized Depreciation	(76,122,097)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S Dollar

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the one hundred sixteen funds listed below

Opinions on the Financial Statements

With respect to each of the funds designated with a number “(1)”, we have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio investments, as of May 31, 2021, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR) as of May 31, 2021 (collectively referred to as the “financial statements”), and with respect to each of the funds designated with a number “(2)”, we have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments as of May 31, 2021, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds listed below (constituting ProShares Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

(A)	Statement of assets and liabilities, including schedule of portfolio investments (or summary schedule of portfolio investments), as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein.

(B)	Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statement of operations for the year ended May 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2021 and for the period November 5, 2019 (commencement of investment operations) through May 31, 2020, including the related notes.

(C)	Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 14, 2020 (commencement of investment operations) through May 31, 2021.

(D)	Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 18, 2021 (commencement of investment operations) through May 31, 2021.

(E)	Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 19, 2021 (commencement of investment operations) through May 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 27, 2021

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

2

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 6, 2021

By:	/s/ Chares S. Todd
Charles S. Todd
Treasurer
August 6, 2021